UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05201

Thornburg Investment Trust

(Exact name of registrant as specified in charter)

c/o Thornburg Investment Management, Inc.

2300 North Ridgetop Road, Santa Fe, New Mexico 87506

(Address of principal executive offices) (Zip code)

Garrett Thornburg, 2300 North Ridgetop Road, Santa Fe, New Mexico 87506

(Name and address of agent for service)

Registrant’s telephone number, including area code: 505-984-0200

Date of fiscal year end: September 30, 2016

Date of reporting period: September 30, 2016

Item 1. Reports to Stockholders

The following annual reports are attached hereto, in order:

Thornburg Low Duration Municipal Fund

Thornburg Limited Term Municipal Fund

Thornburg Intermediate Municipal Fund

Thornburg Strategic Municipal Income Fund

Thornburg California Limited Term Municipal Fund

Thornburg New Mexico Intermediate Municipal Fund

Thornburg New York Intermediate Municipal Fund

Thornburg Limited Term U.S. Government Fund

Thornburg Limited Term Income Fund

Thornburg Low Duration Income Fund

Thornburg Strategic Income Fund

Thornburg Value Fund

Thornburg International Value Fund

Thornburg Core Growth Fund

Thornburg International Growth Fund

Thornburg Investment Income Builder Fund

Thornburg Global Opportunities Fund

Thornburg Developing World Fund

Thornburg Better World International Fund

Thornburg Capital Management Fund

Annual Report
September 30, 2016
THORNBURG
LOW DURATION
MUNICIPAL
FUND

About Thornburg Investment Management
It’s more than what we do.
It’s how we do it.
At Thornburg, we are very different in how we think, invest, and are structured We believe this difference is what makes us successful in helping individuals reach their long-term financial goals
How we
How we How we’re
Flexible Perspective Our perspective on investment opportunities is more flexible than most, viewing a wide range of opportunities beyond conventional boundaries to find hidden value.
Collaboration Collectively, we hone ideas via borderless cross-pollination for better judgment and better results.
Portfolio Construction Disciplined construction guided more by our convictions than convention.
CONVICTION Thorough analysis and our relative-value framework lead to conviction in our securities selection.
UNCONVENTIONAL Active management means we seek the best value for our clients rather than using conventional benchmarks as our starting point.
Structured for Excellence How we think and how we invest is made possible by how we’re structured.
TEAM APPROACH FAR FROM THE HERD ACCESS & TRANSPARENCY

2    Annual Report

Annual Report

Thornburg Low Duration Municipal Fund

September 30, 2016

Share Class	NASDAQ Symbol	CUSIP
Class A	TLMAX	885-216-788
Class I	TLMIX	885-216-770

Minimum investments for Class I shares may be higher than those for Class A shares. Class I shares may not be available to all investors.

Investments carry risks, including possible loss of principal. Portfolios investing in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.

The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Diversification does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Annual Report    3

LETTER TO SHAREHOLDERS

Thornburg Low Duration Municipal Fund	September 30, 2016 (Unaudited)

October 13, 2016

Dear Fellow Shareholder:

We are pleased to present the annual report for Thornburg Low Duration Municipal Fund. The net asset value (NAV) of the Class A shares decreased by 1 cent to $12.34 per share during the fiscal year ended September 30, 2016. If you were with us for the entire period, you received dividends of 2.889 cents per share. If you reinvested your dividends, you received 2.892 cents per share. Dividends were higher for Class I shares to account for varying class-specific expenses. The Class A shares of your Fund underperformed the index with a 0.15% total return (without sales charge) for the fiscal year ended September 30, 2016, compared to the 0.71% total return for the BofA Merrill Lynch 1-3 Year U.S. Municipal Securities Index. The Fund generated 1.18% more price return and 1.74% less income than the index after accounting for the different treatment of bonds priced above and below par by the index versus the Fund.

The market’s returns were a result of increasing short-term rates and decreasing long-term rates, shown in Figure 1.

U.S. Economy, Fed Policy, and the Election

The U.S. economy grew at a paltry average rate of 1%, as measured by nominal gross domestic product, for the first three quarters of 2016, much lower than the almost 3% average rate for 2015.

On the employment front, the economy added approximately 200,000 jobs per month for the Fund’s 2016 fiscal year. The May jobs number was a little scary, adding only 24,000 that month. The unemployment rate ticked up to 5.0% in September of 2016 from 4.9% in August, as more previously non-participating workers returned to the labor market.

Inflation has held stable, although it did move up slightly. The Core Personal Consumption Expenditure Index (Core PCE) for August moved up to 1.7% from 1.6% in July, although well below the U.S. Federal Reserve Board’s (the Fed) 2.0% target.

So, all in all, the economy is still growing, jobs are being added and inflation is well behaved. This isn’t a bad scenario for municipal bond investors, except that, at current valuations and 10-year AAA municipal general obligation bonds yielding 1.64%, municipal bond investors are generally not keeping up with inflation.

Elsewhere, the Fed increased the federal funds rate 0.25% in December of 2015. Although many pundits want to blame the credit markets rout on that event, they would be wrong. Oil prices, as measured by WTI crude futures, hit a low of $34.54 on January 20, 2016. Energy producers are a highly leveraged segment of the market, whether through bank loans or other forms of debt. As market participants began to question their ability to service these loans or debt, credit spreads began to widen and the impact of these loans on the financial stability of some banks came into question. The municipal market avoided this distress because bond issuance from energy-producing states was a small fraction of the $3.8 trillion municipal bond market.

This early-2016 market turbulence, followed by the May jobs report and the “Brexit” vote in Great Britain, gave the Fed enough pause not to follow their December rate increase with another. So far through 2016, the central bank has insisted that they may increase rates again and again. Last year we said, “Regardless, waiting for the Fed to raise short-term interest rates is akin to Waiting for Godot.” Well, we are still waiting. Meanwhile, the Fed is assuring the markets that the next meeting is “live” and they may raise short-term interest rates again!

The 2016 U.S. presidential race featured two major party candidates with unprecedented high unfavorable ratings with the electorate. At the time of this writing, the election’s result is weeks away. Regardless of the winner, however, the president historically has had very little impact on the course of the economy. Although there is a pattern that if the economy is doing well, the current administration likes

Figure I | 12-Month Change in Rates for AAA Rated General Obligation Municipal Bonds

(as of September 30, 2016)

4    Annual Report

LETTER TO SHAREHOLDERS,

CONTINUED

Thornburg Low Duration Municipal Fund	September 30, 2016 (Unaudited)

to take all the credit; if the economy is not doing well, the current administration blames the previous one. A victory for either candidate could still benefit the municipal bond market, however, as both stumped for large increases in infrastructure spending—with one particularly calling for higher taxes which would lend support to the municipal bond market. If this gets through Congress, it could mean a higher level of municipal bond issuance and ultimately high growth rates for the economy; both occurrences would put upward pressure on municipal bond yields.

The Municipal Bond Market

The value metrics we use at Thornburg all suggest that the municipal bond market is pricing-in the rosiest of scenarios going forward. The main reason for this is that global central banks, with their overly accommodative monetary policies, have pushed investors further out on the risk spectrum in search of yield. That is why, depending on the fund, we have our portfolios positioned in the lower end of their respective risk spectrums. This means that durations (a measure of price sensitivity to changes in interest rates) are low and credit quality is higher than in the past. We continually ask ourselves: are investors getting paid to take risk? The answer we come up with is no!

Inside the Risk Metrics

Let’s first look at real yields, which is how much yield over inflation investors are being paid to own municipal bonds. As mentioned earlier, 10-year AAA general obligation bonds are yielding 1.64% and Core PCE is running at 1.70%, so investors are earning less than inflation. Over the last 20 years, investors have earned an average of 2% over inflation for the opportunity to invest in a 10-year AAA general obligation municipal bond.

The second thing to consider is credit spreads, which reflect the incremental yield an investor earns from owning a lower-rated credit versus a higher-rated credit, and which are now very narrow. As of September 30, 2016, an investor earned about 1% more for owning a 10-year BBB revenue bond versus a 10-year AAA general obligation bond. That is slightly higher than the average 0.75% an investor earned between 1994 and 2007. In 2007, approximately 50% of the new issue municipal bond market was insured by AAA/AAA municipal bond insurers. Today, there are no AAA/AAA municipal bond insurers, and insurance coverage generally accounts for only 6% to 8% of the new issue municipal bond market. On top of that, the security covenants of some current lower-quality investment grade securities are the most lax in years. This is a great time to be an issuer of lower-quality investment grade municipal bonds but not a great time to be an investor in them.

Finally, the slope of the yield curve, which tracks how much incremental yield an investor earns by owning securities with longer maturities, is also quite flat. Currently, investors are earning 0.78% more for owning a 10-year AAA general obligation municipal bond, versus a 1-year AAA general obligation municipal bond. Since 1994, an investor earned on average almost 1.6% to extend maturities from one to 10 years. The stretch for income is causing investors to absorb more risk at lower and lower relative yields.

Aside from valuations, the credit picture for the majority of the U.S. is pretty bright. Except for energy producing states, most regions are showing positive trends along such measures as:

•	employment

•	personal income

•	tax revenue

•	home prices

•	mortgage delinquencies

Pensions are still a troubling issue. That is, 35 states reported a pension funding ratio of under 80% in 2014—the Mendoza line between a well-funded state pension and the “other kind.” As the worst career hitter in major league baseball history (.200 batting average), Mario Mendoza Aizpuru’s name ubiquitously symbolizes futility.

Liquidity

Market liquidity is still a concern. The latest example of this is what is happening to yields on Variable Rate Demand Notes (VRDNs). These are securities that are normally held in money market funds and bond fund reserve positions. They can be put back to an intermediary on a daily basis and are relatively secure. Leading up to the finalization of the Securities and Exchange Commisson’s money market fund reform in October of 2016, money market funds were and are repositioning themselves to be compliant with the new regulations. As such, they have had to divest themselves of VRDNs. Intermediaries do not want to hold them on their balance sheets (very expensive), so they raise the yields to clear the market. What used to yield 0.01% in March now yields, as of the time of this writing, 0.90%, or more than a 3-year AA security. This is serendipity for managers like Thornburg holding higher reserves because of concern over market liquidity; for issuers in the VRDN market, it’s not so much.

Main Reason to Own Municipal Bonds

One of the best risk-mitigating tools an investor has is diversification. By splitting a portfolio into several asset classes, an investor may reduce the volatility of the resulting portfolio’s returns. This is because the returns of various asset classes are not always correlated. There are times when this is not the

Annual Report    5

LETTER TO SHAREHOLDERS,

CONTINUED

Thornburg Low Duration Municipal Fund	September 30, 2016 (Unaudited)

case, such as the 2008 financial crisis when all correlations went to one. For the long-term investor, however, we believe the benefits of diversification stand firm. When added to a portfolio of stocks, municipal bonds tend to reduce the volatility of that combined portfolio. Funds such as Thornburg Low Duration Municipal Fund may be a viable choice in a total diversified portfolio of stocks and bonds.

Conclusion

We continue to run this portfolio as an actively managed laddered portfolio. Laddering a portfolio is a simple way to diversify its investment along its entire investment universe. While past performance does not guarantee future results, our study showed that this structure outperformed other structures around 60% of the time and added 0.15% to 0.25% of total return annually.* Our view is that the current investment environment is not compensating investors enough to take on extra risk, so we have positioned our portfolios at the lower end of their risk spectrums. Know that the co-managers of this Fund are invested alongside you.

Thank you for your continued trust in us.

Sincerely,

Christopher Ryon, CFA	Nicholos Venditti, CFA
Portfolio Manager Managing Director	Portfolio Manager Managing Director

*	We examined three hypothetical portfolios of bonds from December 1997 to December 2015. One using a laddering strategy, one using a barbell strategy, and a third using a bullet strategy. For the laddering strategy, the BofA Merrill Lynch 1–12 Year Municipal Index was used as a proxy, since, similar to a ladder, it contains bonds relatively evenly spread across all maturities within the index. The barbell strategy is a duration management technique wherein bonds are clustered at the two extremes of a maturity range. For the barbell strategy, the BofA Merrill Lynch 1–3 Year Municipal Index and BofA Merrill Lynch 8–12 Year Municipal Index were combined. The two indices were weighted in such a way as to give them the same duration as the broader 1–12 Year Index, and each year the portfolio was re-weighted back to the original index weights. This was done to make the two portfolios duration-neutral so that the impact of the strategy chosen could be isolated. The bullet strategy invests at the duration midpoint of the portfolio, therefore the BofA Merrill Lynch 6–8 Year Index was used to represent the bullet strategy. For additional information, see www.thornburg.com/whyladder. Past performance does not guarantee future results.

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

The views expressed by the portfolio managers reflect their professional opinions and are subject to change. Under no circumstances does the information contained within represent a recommendation to buy or sell any security.

6    Annual Report

PERFORMANCE SUMMARY

Thornburg Low Duration Municipal Fund	September 30, 2016 (Unaudited)

Average Annual Total Returns

	1-Yr	Since Incep.
A Shares (Incep: 12/30/13)
Without sales charge	0.15%	0.28%
With sales charge	-1.36%	-0.28%
I Shares (Incep: 12/30/13)	0.36%	0.48%

30-day Yields, A Shares

(with sales charge)

Annualized Distribution Yield	0.30%

SEC Yield	0.60%

Growth of A Hypothetical $10,000 Investment

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 1.50%. There is no sales charge for Class I shares.

As disclosed in the most recent prospectus, the total annual fund operating expenses are as follows: A shares, 2.85%; I shares, 0.82%. Thornburg Investment Management and/or Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least February 1, 2017, for some of the share classes, resulting in net expense ratios of the following: A shares, 0.70%; I shares, 0.50%. For more detailed information on fund expenses and waivers/reimbursements, please see the Fund’s prospectus. Without fee waivers and expense reimbursements, the Annualized Distribution yield would have been negative 1.10%, and the SEC yield would have been negative 0.81%. Unsubsidized yields may be disproportionately negative due to the size of net assets and fixed expenses.

Glossary

BofA Merrill Lynch 1-3 Year Municipal Securities Index – A subset of the BofA Merrill Lynch U.S. Municipal Securities Index including all securities with a remaining term to final maturity less than 3 years.

The BofA Merrill Lynch indices used in the Ladder vs Barbell & Bullet study are model portfolios of municipal obligations throughout the United States, with maturities ranging either from one to three years, six to eight years, eight to twelve years, or one to twelve years. These indices are subsets of the BofA Merrill Lynch U.S. Municipal Securities Index, which is comprised of U.S. dollar denominated investment grade tax-exempt debt publicly issued by U.S. states and territories, and their political subdivisions, in the U.S. domestic market. Qualifying securities must have at least a one-year remaining term to final maturity, a fixed coupon schedule and an investment grade rating.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Annualized Distribution Yield – The distribution yield reflects actual distributions made to shareholders. The annualized distribution yield is calculated by summing the last 30 days of income at a given month end and annualizing to a 360-day year. The result is divided by the ending maximum offering price.

Bond Credit Ratings (Credit Quality) – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.

Core Personal Consumption Expenditure Index (Core PCE) – A measure of the Personal Consumption Expenditure Index that excludes the more volatile and seasonal food and energy prices.

Credit Spread/Quality Spread – The difference between the yields of securities with different credit qualities.

Duration – A bond’s sensitivity to interest rates. Effective duration incorporates the embedded option features, such as call provisions. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

General Obligation Bond (GO) – A municipal bond backed by the credit and “taxing power” of the issuing jurisdiction rather than the revenue from a given project.

Gross Domestic Product (GDP) – A country’s income minus foreign investments: the total value of all goods and services produced within a country in a year, minus net income from investments in other countries.

Laddering – Involves building a portfolio of bonds with staggered maturities so that a portion matures each year. Money that comes in from maturing bonds is typically invested in bonds with longer maturities at the far end of the portfolio.

Revenue Bond – A bond on which the debt service is payable solely from the revenue generated from the operation of the project being financed or a category of facilities, or from other non-tax sources.

SEC Yield – SEC yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

Variable Rate Demand Note (VRDN) – VRDNs are long-term, floating-rate municipal securities. These highly liquid securities are payable on demand, typically either daily or weekly, meaning the investor can request repayment of the entire debt amount. The coupon rate will adjust on a periodic basis, either daily or weekly.

West Texas Intermediate (WTI) – A grade of crude oil used as a benchmark in oil pricing.

Yield Curve – A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.

Annual Report    7

FUND SUMMARY

Thornburg Low Duration Municipal Fund	September 30, 2016 (Unaudited)

Objectives And Strategies

The Fund seeks current income exempt from federal income tax, consistent with preservation of capital (may be subject to Alternative Minimum Tax).

This Fund invests principally in a laddered portfolio of municipal bonds with a dollar-weighted average duration of normally no more than three years. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year. Cash from maturing bonds, if not needed for other purposes, is typically invested in bonds with longer maturities at the far end of the ladder. We regard the strategy as a good compromise for managing different types of risk.

Portfolio Ladder

Percent of portfolio maturing in each year. Cash includes cash equivalents and other.

Security Credit Ratings†

A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Credit quality ratings for Thornburg’s municipal portfolios used the highest rating available from either Standard & Poor’s or Moody’s Investors Service.

Key Portfolio Attributes

Number of Bonds	85

Effective Duration	1.2 Yrs

Average Maturity	1.3 Yrs

There is no guarantee that the Fund will meet its investment objectives.

All data is subject to change. Charts may not add up to 100% due to rounding.

8    Annual Report

SCHEDULE OF INVESTMENTS

Thornburg Low Duration Municipal Fund	September 30, 2016

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
ARIZONA — 1.12%
Arizona HFA, 3.00% due 12/1/2016 (Scottsdale Lincoln Hospitals)	NR/A2	$480,000	$481,680

ARKANSAS — 0.73%
Board of Trustees of the University of Arkansas, 4.00% due 11/1/2018 (Fayetteville Campus)	NR/Aa2	295,000	313,750

CALIFORNIA — 10.73%
Bay Area Toll Authority, 1.00% due 4/1/2047 put 7/1/2017 (San Francisco Bay Area Toll Bridge)	AA/Aa3	250,000	250,050
California Statewide Communities Development Authority, 5.25% due 7/1/2017 (St. Joseph Health System; Insured: AGM) (ETM)	AA/A1	100,000	103,363
City of Chula Vista, 1.65% due 7/1/2018 (San Diego Gas & Electric Co.)	A+/Aa2	1,000,000	1,000,760
City of Los Angeles GO, 3.00% due 6/29/2017 (Cash Flow Management)	SP-1+/Mig1	500,000	508,795
County of Los Angeles GO, 3.00% due 6/30/2017 (Cash Management Program)	SP-1+/Mig1	500,000	508,410
County of Los Angeles Redevelopment Refunding Authority, 3.00% due 12/15/2016 (Covina Revitalization-Redevelopment Project)	A-/NR	575,000	577,346
Jurupa Public Financing Authority, 4.00% due 9/1/2017	BBB+/NR	100,000	102,474
Riverside County Public Financing Authority, 4.00% due 9/1/2017 (Hemet Project)	A+/NR	485,000	498,629
Successor Agency to the Redevelopment Agency of Carson, 4.00% due 10/1/2016 (Carson Merged and Amended Project Area)	AA-/NR	425,000	425,038
Successor Agency to the Redevelopment Agency of the City of Chino, 5.00% due 9/1/2017 (Merged Chino Areas 2001 and 2003 and Central City Redevelopment Projects; Insured: BAM)	AA/NR	300,000	311,253
Successor Agency to the Redevelopment Agency of the Richmond Community, 4.00% due 9/1/2017 (Harbour and Merged Area Redevelopment Projects; Insured: BAM)	AA/NR	300,000	308,475

COLORADO — 2.91%
City of Aurora COP, 3.00% due 12/1/2016 (Aurora Municipal Center)	AA-/Aa2	530,000	531,818
City of Aurora COP, 5.00% due 12/1/2019 (Sports Park and E-911 Projects)	AA-/Aa2	365,000	408,041
Regional Transportation District COP, 5.00% due 6/1/2017 (FasTracks Transportation System)	A/Aa3	300,000	308,013

CONNECTICUT — 2.35%
State of Connecticut GO Floating Rate Note, 1.59% due 6/15/2018 (Various Capital Projects)	AA-/Aa3	1,000,000	1,004,790

FLORIDA — 6.69%
County of Osceola, 5.00% due 10/1/2017 (Transportation Capital Improvements; Insured: AMBAC)	A+/A1	150,000	155,772
Florida Municipal Power Agency, 5.25% due 10/1/2018 (Stanton Project)	NR/A1	1,000,000	1,083,440
Hillsborough County IDA, 5.65% due 5/15/2018 (Tampa Electric Co.)	BBB+/A3	200,000	213,974
Orange County School Board COP, 5.00% due 8/1/2018 (Educational Facilities)	NR/Aa2	1,000,000	1,074,540
Volusia County Educational Facilities Authority, 2.00% due 10/15/2016 (Embry-Riddle Aeronautical University, Inc.)	NR/Baa1	105,000	105,052
Volusia County Educational Facilities Authority, 3.00% due 10/15/2017 (Embry-Riddle Aeronautical University, Inc.)	NR/Baa1	105,000	107,124
Volusia County Educational Facilities Authority, 3.00% due 10/15/2018 (Embry-Riddle Aeronautical University, Inc.)	NR/Baa1	120,000	124,547

GEORGIA — 0.47%
City of Atlanta, 5.25% due 12/1/2016 (Atlantic Station; Insured: AGM)	AA/A3	200,000	201,356

GUAM — 1.39%
Government of Guam, 3.00% due 11/15/2017 (Various Capital Projects)	A/NR	300,000	304,839
Government of Guam, 4.00% due 11/15/2018 (Economic Development)	A/NR	275,000	288,805

IDAHO — 1.18%
State of Idaho GO, 2.00% due 6/30/2017	SP-1+/Mig1	500,000	504,155

ILLINOIS — 8.66%
Chicago Park District GO, 5.00% due 1/1/2020 (Capital Improvement Plan)	AA+/Ba1	500,000	551,650
City of Rockford GO, 3.00% due 12/15/2016 (New Fire Station Construction; Insured: AGM)	AA/A1	250,000	251,127
Illinois Educational Facilities Authority, 4.75% due 11/1/2036 put 11/1/2016 (Field Museum of Natural History)	A/A2	100,000	100,281
Illinois Finance Authority, 5.00% due 11/15/2017 (Rush University Medical Center)	A+/A1	1,000,000	1,043,530
Illinois Finance Authority, 5.00% due 8/15/2018 (Silver Cross Hospital and Medical Centers)	NR/Baa1	500,000	531,750
Illinois Finance Authority, 5.00% due 11/15/2018 (Rush University Medical Center)	A+/A1	500,000	540,235
State of Illinois, 4.00% due 6/15/2019 (Build Illinois Program)	AAA/Baa2	520,000	560,004
Town of Cicero GO, 5.00% due 1/1/2018 (Cicero and Laramie Development Areas; Insured: AGM)	AA/A2	125,000	130,743

Annual Report    9

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Low Duration Municipal Fund	September 30, 2016

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
INDIANA — 2.70%
City of Evansville, 5.00% due 1/1/2018 (Waterworks District; Insured: BAM)	AA/NR	$810,000	$848,767
Hammond Multi-School Building Corp., 4.00% due 7/15/2017 (Educational Facilities) (State Aid Withholding)	AA+/NR	300,000	306,930

KANSAS — 6.57%
Kansas DFA, 5.00% due 12/1/2016 (Department of Commerce Impact Program)	A+/A3	400,000	402,744
Kansas DFA, 5.00% due 12/1/2018 (Department of Commerce Impact Program)	A+/A3	1,250,000	1,345,237
Topeka Public Building Commission, 5.00% due 6/1/2018 (10th and Jackson Projects; Insured: Natl-Re)	AA-/A3	1,000,000	1,065,530

KENTUCKY — 2.60%
Commonwealth of Kentucky State Property and Buildings Commission, 5.00% due 11/1/2019 (Project No. 112)	A/Aa3	1,000,000	1,114,350

LOUISIANA — 2.59%
City of New Orleans, 5.00% due 12/1/2017 (Water System Facilities Capital Improvement Program)	A-/NR	100,000	104,434
City of New Orleans GO, 4.00% due 12/1/2016 (Public Improvements)	AA-/A3	1,000,000	1,005,510

MASSACHUSETTS — 1.83%
City of Quincy GO, 2.00% due 6/16/2017 (Capital Improvements)	SP-1+/NR	500,000	503,950
Massachusetts Educational Financing Authority, 5.50% due 1/1/2017	AA/NR	275,000	278,061

MICHIGAN — 6.34%
Berkley School District GO, 4.00% due 5/1/2018 (Educational Facilities; Insured: Q-SBLF)	AA-/NR	1,000,000	1,046,600
Charles Stewart Mott Community College GO, 5.00% due 5/1/2018 (Higher Education Facilities)	A+/NR	750,000	794,715
Michigan Finance Authority, 4.00% due 11/15/2016 (Sparrow Clinton Hospital Cancer Center and Sparrow Ionia Hospital)	A+/A1	150,000	150,581
Michigan Finance Authority, 5.00% due 5/1/2018 (School District of the City of Detroit; Insured: Q-SBLF)	AA-/NR	250,000	264,675
Michigan State Hospital Finance Authority, 5.00% due 11/15/2016 (Ascension Health)	AA+/Aa2	200,000	201,054
Northville Public Schools GO, 5.00% due 5/1/2017 (Educational Facilities; Insured: Q-SBLF)	NR/Aa1	250,000	256,007

NEVADA — 0.84%
City of Reno GO, 5.00% due 6/1/2017 (Fire Protection Projects)	A-/A1	200,000	205,424
Washoe County School District GO, 5.25% due 6/1/2017 (Educational Facilities; Insured: AGM)	AA/Aa3	150,000	154,389

NEW JERSEY — 1.68%
Essex County Improvement Authority GO, 4.00% due 10/1/2017 (County Correctional Facility)	NR/Aa2	545,000	560,413
New Jersey Health Care Facilities Financing Authority, 5.00% due 1/1/2018 (Hackensack University Medical Center; Insured: AGM)	AA/A2	150,000	157,198

NEW YORK — 5.91%
City of New York GO, 5.00% due 8/1/2017 (Capital Projects)	AA/Aa2	500,000	517,340
City of New York GO, 5.00% due 8/1/2019 (Capital Projects)	AA/Aa2	450,000	500,022
Lake Placid Central School District GO, 5.00% due 6/15/2017 (Educational Facilities; Insured: Natl-Re) (State Aid Withholding)	NR/Aa3	200,000	205,618
Monroe County Industrial Development Corp., 4.00% due 1/15/2018 (Monroe Community College Association; Insured: AGM)	AA/A2	200,000	206,426
New York City Municipal Water Finance Authority, 0.75% due 6/15/2048 put 10/3/2016 (Water & Sewer System; SPA:
Mizuho Bank, Ltd.) (daily demand notes)	AA+/Aa1	600,000	600,000
New York State Housing Finance Agency, 0.74% due 11/1/2046 put 10/3/2016 (160 Madison Avenue Housing; LOC: PNC Bank, N.A.) (daily demand notes)	NR/A1	500,000	500,000

NORTH DAKOTA — 1.75%
North Dakota Housing Finance Agency, 0.85% due 1/1/2017 (Housing Mortgage Finance Program)	NR/Aa1	750,000	749,693

OHIO — 0.47%
City of Cleveland, 3.00% due 10/1/2016 (Public Facilities)	AA/A1	200,000	200,012

OKLAHOMA — 3.21%
Oklahoma DFA, 5.00% due 8/15/2018 (INTEGRIS Health)	AA-/Aa3	270,000	290,798
Tulsa County Industrial Authority, 5.50% due 9/1/2018 (Jenks Public Schools)	AA-/NR	1,000,000	1,083,060

OREGON — 1.18%
State of Oregon GO, 2.00% due 6/30/2017 (Cash Management)	SP-1+/Mig1	500,000	504,460

10    Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Low Duration Municipal Fund	September 30, 2016

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
PENNSYLVANIA — 9.82%
City of Philadelphia, 5.00% due 10/1/2017 (Pennsylvania Gas Works)	A/Baa1	$200,000	$207,880
City of Philadelphia, 5.00% due 7/1/2018 (Pennsylvania Gas Works)	AA/A2	350,000	373,943
Cumberland County Municipal Authority, 3.00% due 1/1/2017 (Diakon Lutheran Social Ministries)	NR/NR	500,000	502,370
East Allegheny School District GO, 2.00% due 4/1/2017 (Insured: BAM) (State Aid Withholding)	AA/Ba1	300,000	301,365
Lancaster County Hospital Authority, 5.00% due 11/1/2018 (Masonic Villages)	A/NR	1,500,000	1,618,035
Lehigh County IDA, 0.90% due 2/15/2027 put 8/15/2017 (PPL Electric Utilities Corp.)	A/A1	1,000,000	999,040
Wilson School District GO, 3.00% due 6/1/2017 (State Aid Withholding)	AA/NR	200,000	202,816

SOUTH CAROLINA — 2.67%
City of North Charleston Public Facilities Corp. COP, 5.00% due 10/1/2017 (Convention Center Complex)	AA-/NR	300,000	310,779
Kershaw County Public Schools Foundation, 4.00% due 12/1/2017 (Kershaw County School District)	A-/A1	500,000	516,220
Piedmont Municipal Power Agency, 5.00% due 1/1/2018 (Catawba Project)	AA/A3	300,000	314,706

TEXAS — 6.77%
City of Houston, 4.00% due 9/1/2017 (Convention & Entertainment Facilities Department)	A-/A2	200,000	205,396
City of Houston, 4.00% due 9/1/2018 (Convention & Entertainment Facilities Department)	A-/A2	675,000	712,024
City of Houston Higher Education Finance Corp., 5.00% due 8/15/2018 (KIPP Program; Guaranty: PSF)	AAA/NR	970,000	1,042,401
Coastal Water Authority, 4.00% due 12/15/2017 (City of Houston Projects)	AA/NR	905,000	938,575

WASHINGTON — 2.84%
King County Public Hospital District No. 2 GO, 5.00% due 12/1/2018 (Evergreen Health)	NR/Aa3	835,000	907,745
Ocean Beach School District No. 101 GO, 4.00% due 12/1/2017 (Educational Facilities)	NR/A2	300,000	310,398

WEST VIRGINIA — 0.47%
Mason County, 1.625% due 10/1/2022 put 10/1/2018 (Appalachian Power Company)	BBB+/Baa1	200,000	201,042

WISCONSIN — 0.47%
Wisconsin Health & Educational Facilities Authority, 1.25% due 8/15/2025 put 8/15/2017 (Aurora Health Care, Inc.)	NR/A2	200,000	200,112

TOTAL INVESTMENTS — 96.94% (Cost $41,463,027)			$41,504,454
OTHER ASSETS LESS LIABILITIES — 3.06%			1,309,022

NET ASSETS — 100.00%			$42,813,476

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred subsequent to the reporting period end. Bonds issued with a maturity of one year or less are assigned Moody’s ratings from MIG-1 to MIG-4 and Standard and Poor’s ratings from SP-1+ to SP-3 with MIG-1 and SP-1+ being the strongest ratings.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
BAM	Insured by Build America Mutual Insurance Co.
COP	Certificates of Participation
DFA	Development Finance Authority
ETM	Escrowed to Maturity

GO	General Obligation
HFA	Health Facilities Authority
IDA	Industrial Development Authority
Natl-Re	Insured by National Public Finance Guarantee Corp.
PSF	Guaranteed by Permanent School Fund
Q-SBLF	Insured by Qualified School Bond Loan Fund

Annual Report    11

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Low Duration Municipal Fund	September 30, 2016

ASSETS
Investments at value (cost $41,463,027) (Note 3)	$41,504,454
Cash	105,371
Receivable for investments sold	800,034
Interest receivable	451,901
Prepaid expenses and other assets	13,546

Total Assets	42,875,306

LIABILITIES
Payable for fund shares redeemed	932
Payable to investment advisor and other affiliates (Note 4)	4,705
Accounts payable and accrued expenses	55,667
Dividends payable	526

Total Liabilities	61,830

NET ASSETS	$42,813,476

NET ASSETS CONSIST OF
Net unrealized appreciation on investments	$41,427
Accumulated net realized gain (loss)	(23,333)
Net capital paid in on shares of beneficial interest	42,795,382

$42,813,476

NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($4,241,042 applicable to 343,625 shares of beneficial interest outstanding - Note 5)	$12.34
Maximum sales charge, 1.50% of offering price	0.19

Maximum offering price per share	$12.53

Class I Shares:
Net asset value, offering and redemption price per share ($38,572,434 applicable to 3,125,633 shares of beneficial interest outstanding - Note 5)	$12.34

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

12    Annual Report

STATEMENT OF OPERATIONS

Thornburg Low Duration Municipal Fund	Year Ended September 30, 2016

INVESTMENT INCOME
Interest income (net of premium amortized of $1,084,389)	$423,239

EXPENSES
Investment advisory fees (Note 4)	181,950
Administration fees (Note 4)
Class A Shares	5,233
Class I Shares	20,650
Distribution and service fees (Note 4)
Class A Shares	8,415
Transfer agent fees
Class A Shares	27,871
Class I Shares	15,686
Registration and filing fees
Class A Shares	26,224
Class I Shares	26,445
Custodian fees (Note 2)	21,861
Professional fees	47,064
Accounting fees (Note 4)	2,075
Trustee fees	2,137
Other expenses	5,580

Total Expenses	391,191
Less:
Fees waived by investment advisor (Note 4)	(34,946)
Expenses reimbursed by investment advisor (Note 4)	(122,082)

Net Expenses	234,163

Net Investment Income	189,076

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	(18,130)
Net change in unrealized appreciation (depreciation) on investments	(17,236)

Net Realized and Unrealized Loss	(35,366)

Net Increase in Net Assets Resulting from Operations	$153,710

See notes to financial statements.

Annual Report    13

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Low Duration Municipal Fund

	Year Ended September 30, 2016	Year Ended September 30, 2015
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$189,076	$112,321
Net realized gain (loss) on investments	(18,130)	(5,203)
Net unrealized appreciation (depreciation) on investments	(17,236)	24,676

Net Increase (Decrease) in Net Assets Resulting from Operations	153,710	131,794

DIVIDENDS TO SHAREHOLDERS
From net investment income
Class A Shares	(9,876)	(4,414)
Class I Shares	(179,200)	(107,907)

FUND SHARE TRANSACTIONS (NOTE 5)
Class A Shares	971,622	519,307
Class I Shares	(3,150,597)	29,065,721

Net Increase (Decrease) in Net Assets	(2,214,341)	29,604,501

NET ASSETS
Beginning of Year	45,027,817	15,423,316

End of Year	$42,813,476	$45,027,817

See notes to financial statements.

14    Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Low Duration Municipal Fund	September 30, 2016

NOTE 1 – ORGANIZATION

Thornburg Low Duration Municipal Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of twenty separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s investment objective is to seek current income exempt from federal income tax, as is consistent, in the view of Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”).

The Fund currently offers two classes of shares of beneficial interest: Class A and Institutional Class (“Class I”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (iii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.

Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.

Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by the Advisor. Dividends are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.

Investment Income: Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to call dates or maturity dates using the effective yield method of the respective investments, which is included in interest income on the Statement of Operations.

Custodian Fees: Custodian fees disclosed in the Statement of Operations may include interest expenses incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on any such cash overdraft at a rate equal to 2.50% of the overdraft amount in excess of $50,000.

Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Annual Report    15

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Low Duration Municipal Fund	September 30, 2016

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.

The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed each uncertain tax position believed to be material in the preparation of the Fund’s financial statements for the fiscal year ended September 30, 2016, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Fund has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities.

At September 30, 2016, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$41,463,027

Gross unrealized appreciation on a tax basis	$66,634
Gross unrealized depreciation on a tax basis	(25,207)

Net unrealized appreciation (depreciation) on investments (tax basis)	$41,427

At September 30, 2016, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2015 through September 30, 2016 of $1,645. For tax purposes, such losses will be recognized in the year ending September 30, 2017.

At September 30, 2016, the Fund had cumulative tax basis capital losses of $21,688, (of which $1,073 are short-term and $20,615 are long-term) generated after September 30, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire.

At September 30, 2016, the Fund had $526 of undistributed net tax basis tax-exempt income, no undistributed tax basis net ordinary income and no undistributed tax basis capital gains.

Distributions from tax exempt income paid by the Fund for the years ended September 30, 2016 and September 30, 2015 are excludable by shareholders from gross income for Federal income tax purposes.

The tax character of distributions paid during the years ended September 30, 2016, and September 30, 2015, was as follows:

	2016	2015
Distributions from:
Tax exempt income	$189,076	$112,321
Ordinary income	—	—

Total	$189,076	$112,321

NOTE 3 – SECURITY VALUATION

Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.

The Trustees of the Trust have appointed the Advisor to assist the Trustees in obtaining market values for portfolio investments, evaluate and monitor professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee

16    Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Low Duration Municipal Fund	September 30, 2016

(the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.

In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Securities: Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.

In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider merits review for significant reasons, the Committee decides whether or not to use the valuation calculated by the pricing service provider or to use an alternative method approved by the Audit Committee to calculate a fair value for the obligation.

Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.

Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).

Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are characterized as Level 2 within the valuation hierarchy.

In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment, and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.

Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.

Annual Report    17

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Low Duration Municipal Fund	September 30, 2016

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2016. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at September 30, 2016
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities
Municipal Bonds	$41,504,454	$—	$41,504,454	$—

Total Investments in Securities	$41,504,454	$—	$41,504,454	$—

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between levels for the year ended September 30, 2016.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. Under the investment advisory agreement, the Fund pays the Advisor a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Daily Net Assets	Fee Rate
Up to $1 billion	0.400%
Next $500 million	0.300
Next $500 million	0.250
Over $2 billion	0.225

The Fund’s effective management fee for the year ended September 30, 2016 was 0.40% of the Fund’s average dividend assets (before applicable management fee waiver of $34,496).

The Fund pays to the Advisor the costs of personnel who perform certain accounting services for the Fund. For the year ended September 30, 2016 the Fund paid $2,075 to the Advisor for these accounting services. The Trust has also entered into administrative service agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. Total administrative service fees incurred by each class of shares of the Fund for the year ended September 30, 2016, are set forth in the Statement of Operations.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the year ended September 30, 2016, the Distributor has advised the Fund that it earned net commissions aggregating $41 from the sale of Class A shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may pay to the Advisor or securities dealers and other financial institutions at the Advisor’s request an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to Class A shares of the Fund to obtain various shareholder and distribution related services. For the year ended September 30, 2016, there were no 12b-1 service plan fees charged for Class I shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed levels as specified in the Fund’s most recent prospectus. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before February 1, 2017, unless the Advisor ceases to be the investment advisor to the Trust or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor retain the right to be repaid by the Fund for fee waivers and expense reimbursements if expenses fall below the contractual limit prior to the end of the fiscal year.

For the year ended September 30, 2016, the Advisor voluntarily waived Fund level investment advisory fees of $34,946. The Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $59,214 for Class A shares and $62,868 for Class I shares.

18    Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Low Duration Municipal Fund	September 30, 2016

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

The percentage of direct investments in the Fund held by appointed Trustees, Officers and the Advisor is approximately 75.65%.

The Fund may sell securities to an affiliated fund, or the Fund may purchase securities held by an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the year ended September 30, 2016, the Fund had transactions with affiliated funds of $5,300,754 in sales.

NOTE 5 – SHARES OF BENEFICIAL INTEREST

At September 30, 2016, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2016		Year Ended September 30, 2015
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	179,515	$2,217,348	172,222	$2,123,915
Shares issued to shareholders in reinvestment of dividends	796	9,845	350	4,315
Shares repurchased	(101,677)	(1,255,571)	(130,474)	(1,608,923)

Net increase (decrease)	78,634	$971,622	42,098	$519,307

Class I Shares
Shares sold	1,018,022	$12,579,199	3,405,347	$42,016,558
Shares issued to shareholders in reinvestment of dividends	14,105	174,307	8,471	104,442
Shares repurchased	(1,287,521)	(15,904,103)	(1,059,361)	(13,055,279)

Net increase (decrease)	(255,394)	$(3,150,597)	2,354,457	$29,065,721

NOTE 6 – INVESTMENT TRANSACTIONS

For the year ended September 30, 2016, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $12,291,626 and $8,333,000, respectively.

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, interest rate risk, credit risk, market and economic risk, and liquidity risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between September 30, 2016 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

Annual Report    19

FINANCIAL HIGHLIGHTS

Thornburg Low Duration Municipal Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the Year)								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Year	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Year	Net Investment Income (Loss) (%)		Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of Year (Thousands)
CLASS A SHARES
2016(b)	$12.35	0.03	(0.01)	0.02	(0.03)	—	(0.03)	$12.34	0.24		0.70		0.70		2.19		0.15	21.17	$4,241
2015(b)	$12.34	0.02	0.01	0.03	(0.02)	—	(0.02)	$12.35	0.15		0.67		0.67		2.85		0.22	20.53	$3,273
2014(b)(c)	$12.31	0.02	0.03	0.05	(0.02)	—	(0.02)	$12.34	0.20	(d)	0.66	(d)	0.65	(d)	3.14	(d)	0.40	4.54	$2,751
CLASS I SHARES
2016	$12.35	0.05	(0.01)	0.04	(0.05)	—	(0.05)	$12.34	0.43		0.50		0.50		0.72		0.36	21.17	$38,572
2015	$12.34	0.04	0.01	0.05	(0.04)	—	(0.04)	$12.35	0.32		0.50		0.50		0.82		0.40	20.53	$41,755
2014(c)	$12.31	0.04	0.03	0.07	(0.04)	—	(0.04)	$12.34	0.42	(d)	0.44	(d)	0.44	(d)	1.77	(d)	0.56	4.54	$12,672

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Fund commenced operations on December 30, 2013.
(d)	Annualized.
+	Based on weighted average shares outstanding.

See notes to financial statements.

20 Annual Report	Annual Report 21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg Low Duration Municipal Fund

To the Trustees and Shareholders of

Thornburg Low Duration Municipal Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Thornburg Low Duration Municipal Fund (the “Fund”) at September 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2016 by correspondence with the custodian, brokers, transfer agent, and the application of alternative procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 18, 2016

22    Annual Report

EXPENSE EXAMPLE

Thornburg Low Duration Municipal Fund	September 30, 2016 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2016, and held until September 30, 2016.

	Beginning Account Value 4/1/16	Ending Account Value 9/30/16	Expenses paid During period† 4/1/16–9/30/16
CLASS A SHARES
Actual	$1,000.00	$999.90	$3.50
Hypothetical*	$1,000.00	$1,021.50	$3.54
CLASS I SHARES
Actual	$1,000.00	$1,001.70	$2.46
Hypothetical*	$1,000.00	$1,022.54	$2.49

†	Expenses are equal to the annualized expense ratio for each class (A: 0.70%; I: 0.49%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report    23

TRUSTEES AND OFFICERS

Thornburg Low Duration Municipal Fund	September 30, 2016 (Unaudited)

Name, Age, Year Elected Position Held with Fund	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
INTERESTED TRUSTEES (1)(2)(4)

Garrett Thornburg, 71 Trustee since 1987, Chairman of Trustees(3)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman and controlling shareholder of Thornburg Securities Corporation (securities dealer); Chairman and CEO of Chamisa Energy, LLC; President of the Thornburg Foundation (nonprofit).	None

Brian J. McMahon, 61 Trustee since 2001, Vice Chairman of Trustees, Member of Governance & Nominating Committee & Operations Risk Oversight Committee(5)	Chief Investment Officer, Managing Director, and Portfolio Manager and, until 2016, CEO and President of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	None

INDEPENDENT TRUSTEES (1)(2)(4)

David A. Ater, 71 Trustee since 1994, Member of Audit Committee & Chairman of Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None

David D. Chase, 75 Trustee since 2000, Chairman of Audit Committee	Managing Member of CS Group, LLC, Santa Fe, NM (private investment fund – family office).	None

Sally Corning, 55 Trustee since 2012, Member of Audit Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity firm with investment programs encompassing venture capital, mezzanine debt, and growth equity).	None

Susan H. Dubin, 67 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

David L. Gardner, 53 Trustee since 2015, Member of Operations Risk Oversight Committee	Until 2012, head of EMEA (Europe, Middle East and Africa) Sales for iShares of Blackrock, Inc., EMEA Executive Committee Member and EMEA Operating Committee Member at Blackrock, Inc.	None

Owen D. Van Essen, 62 Trustee since 2004, Member of Governance & Nominating Committee & Chairman of Operations Risk Oversight Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 57 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None

24    Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Low Duration Municipal Fund	September 30, 2016 (Unaudited)

Name, Age, Year Elected Position Held with Fund	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES) (1)(7)

Nimish Bhatt, 53 Treasurer since 2016(6)	Chief Financial Officer and Treasurer of Thornburg Investment Management, Inc. and Thornburg Securities Corporation since 2016; Senior Vice President (2004-2016), Chief Financial Officer (2011-2016), and Head of Fund Administration (2011-2016) of Calamos Asset Management, Inc., Calamos Investments LLC, Calamos Advisors LLC, and Calamos Wealth Management; Director of Calamos Global Funds plc (2007-2016).	Not applicable

Jason Brady, 42 President since 2016(6)	CEO and President since 2016, Vice President from 2011 to 2016, Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation since 2016.	Not applicable

Kathleen Brady, 56 Vice President since 2008	Tax Manager Fund Accounting of Thornburg Investment Management, Inc.	Not applicable

Connor Browne, 37 Vice President since 2006	Portfolio Manager, Vice President since 2013, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Tim Cunningham, 41 Vice President since 2014	Managing Director since 2011, Portfolio Manager since 2012, and Associate Portfolio Manager from 2009–2012 of Thornburg Investment Management, Inc.	Not applicable

Randy Dry, 42 Vice President since 2014	Vice President and Managing Director, Director of Institutional Group from 2014-2016, and since 2016, Chief Administrative Officer of Thornburg Investment Management, Inc.	Not applicable

Greg Dunn, 40 Vice President since 2014	Managing Director, Portfolio Manager since 2012, and Associate Portfolio Manager from 2009–2012 of Thornburg Investment Management, Inc.	Not applicable

Lon Erickson, 41 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

William V. Fries, 77 Vice President since 1995	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 45 Vice President since 2006	Vice President since 2011, Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Rolf Kelly, 37 Vice President since 2016	Portfolio Manager and Managing Director since 2013 and Associate Portfolio Manager from 2011–2013 of Thornburg Investment Management, Inc.	Not applicable

Ben Kirby, 36 Vice President since 2014	Portfolio Manager and Managing Director since 2013 and Associate Portfolio Manager from 2011–2013 of Thornburg Investment Management, Inc.	Not applicable

Jeff Klingelhofer, 41 Vice President since 2016	Portfolio Manager and Managing Director since 2015, Associate Portfolio Manager from 2012–2015, and Fixed Income Analyst from 2010–2012 of Thornburg Investment Management, Inc.	Not applicable

Rob MacDonald, 40 Vice President since 2016	Managing Director since 2015, Portfolio Manager since 2014, and Associate Portfolio Manager from 2011–2014 of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 49 Vice President since 2001	Vice President, Managing Director, and Director of Marketing of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	Not applicable

Christopher Ryon, 60 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Nicholos Venditti, 35 Vice President since 2016	Portfolio Manager and Managing Director since 2015 and Associate Portfolio Manager from 2011–2015 of Thornburg Investment Management, Inc.	Not applicable

Annual Report    25

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Low Duration Municipal Fund	September 30, 2016 (Unaudited)

Name, Age, Year Elected Position Held with Fund	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

Vinson Walden, 46 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 45 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 42 Vice President since 2003 Secretary since 2007(6)	Managing Director, Director of Mutual Fund Operations, and Vice President of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	Not applicable

Charles Wilson, 41 Vice President since 2016	Portfolio Manager and Managing Director since 2014 and Associate Portfolio Manager from 2012–2014 of Thornburg Investment Management, Inc.; Co-Portfolio Manager of Marsico Capital Management from 2010–2012.	Not applicable

Di Zhou, 38 Vice President since 2016	Portfolio Manager and Managing Director since 2016, Associate Portfolio Manager from 2014–2016, and Equity Research Analyst from 2010–2014 of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is a separate investment “Fund” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, all the Funds of the Trust. Each Trustee oversees all the Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the sole director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	The Bylaws of the Trust currently require that each Trustee shall retire by the end of the calendar year during which the Trustee reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(5)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the chief investment officer of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Assistant vice presidents, assistant secretaries, and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

26    Annual Report

OTHER INFORMATION

Thornburg Low Duration Municipal Fund	September 30, 2016 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy. A description of the Policy is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg. com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the tax year ended September 30, 2016, dividends paid by the Fund of $189,076 (or the maximum allowed) are tax exempt dividends for federal income tax purposes. The information and the distributions reported herein may differ from the information and distributions reported to the shareholders for the calendar year ending December 31, 2016. Complete information will be reported in conjunction with your 2016 Form 1099.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg. com/download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Low Duration Municipal Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 13, 2016.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in May 2016 to consider aspects of their annual evaluation of the Advisor’s service to all of the funds of Thornburg Investment Trust, to plan the annual evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The independent Trustees met again in independent session in September to consider portions of the information submitted by the Advisor. The Advisor’s president and chief investment officer subsequently reviewed portions of the information with the Trustees and addressed questions from the Trustees at a full meeting session of the Trustees scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees considered a wide range of information and did not identify any single factor as controlling, and this summary does not describe all of the factors and other matters considered by the Trustees in making their determination.

Nature, Extent and Quality of Services. The Trustees considered presentations by the Advisor at meeting sessions scheduled for consideration of a continuation of the advisory agreement, and also noted their consideration of the reports the Trustees and their committees receive throughout the year on a wide variety of topics, and consideration they had given to a number of topics in previous years. Information identified by the Trustees in their evaluation as having been considered and contributing to their conclusions included Trustees’ assessments of the Advisor’s personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing levels and measures to maintain staffing levels and improve competencies, the Advisor’s commitment to attract and retain high quality portfolio management expertise through competitive compensation levels, the Advisor’s collaborative approach to investment management, the Fund’s investment performance over different periods of time, portfolio managers’ cognizance of and strategies to address market and economic trends and conditions, the evaluation and selection of individual investments, the structuring and composition of the Fund’s portfolio, management of Fund liquidity requirements, cognizance of and efforts to achieve tax efficiency, responses to share sale and redemption activity, continuing enhancements to the Advisor’s electronic and information systems and the Advisor’s

Annual Report    27

OTHER INFORMATION, CONTINUED

Thornburg Low Duration Municipal Fund	September 30, 2016 (Unaudited)

engagement of outside firms to assist in improving or replacing those systems, the Advisor’s evaluation and selection of firms providing portfolio trade execution to the Fund and the Advisor’s measures to obtain favorable trade execution, the Advisor’s performance of accounting and other services, the Advisor’s continued commitment to observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, the quality and extent of written and oral reports to the Trustees over the course of the year, and other factors.

Investment Performance. The Trustees noted in their evaluation of the Fund’s investment performance the reports they had received in each regular meeting over the course of the year from the Advisor’s portfolio management personnel. The Trustees also noted in their evaluation their consideration of information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including the Advisor’s written and oral explanations and commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions, and comparative annualized total return data for the Fund, a broad-based securities index, and two mutual fund categories selected by independent mutual fund analyst firms that assign a percentage rank to the Fund’s investment performance for each period relative to each of the fund categories.

The Trustees noted that quarterly reports during the year and other information presented to them confirmed the Advisor’s continued conformity to the Fund’s stated investment objectives and policies.

The Fund commenced investment operations in late 2013, and performance data remain limited. The Trustees observed in reviewing available comparative performance data that the Fund’s annualized investment return fell in the fourth quartile of performance of a mutual fund category for the one-year period ended with the second quarter of the current year and fell in the third quartile of performance of the second mutual fund category for the same one-year period, but that investment performance was in line with expectations given market conditions.

Comparisons of Fee and Expense Levels. The Trustees recognized in their evaluation the clear disclosures of the Advisor’s fees and Fund expenses in the Fund’s prospectuses. Information noted by the Trustees as having been considered in this context included a variety of comparative data respecting the Fund’s fee and expense levels. This information included comparisons of the Fund’s advisory fee and overall Fund expenses to median and average fees and expenses charged to a category of mutual funds selected by an independent mutual fund analyst firm, comparisons of the advisory fee and other Fund expenses to the fee level and expenses for a representative share class of a fund peer group selected from the category by a second independent mutual fund analyst firm, the perspectives and advice from the second mutual fund analyst firm respecting comparisons of fund fee levels and expenses to fund peer groups, and other information. Comparative fee and expense data noted as having been considered by the Trustees showed that the advisory fee is currently reduced by fee waivers by the Advisor, but that the stated advisory fee (before fee waivers) for the Fund is comparable to the median and average fee levels for the fund category, the level of total expense for a representative share class of the Fund after fee waivers and expense reimbursements by the Advisor was comparable to the median and average levels of total expenses for the category, and that the level of total expense for a second representative share class after waivers and reimbursements was lower than the median and average levels for the category. Peer group data showed that the Fund’s stated advisory fee was comparable to the median level for the two peer groups, and that the total expense levels of the Fund’s two share classes were comparable to the median levels of their respective peer groups after waiver of fees and reimbursement of expenses.

The Trustees noted their consideration of information respecting the advisory fees charged by the Advisor to other investment management clients, including sub-advised mutual funds, together with information about fees charged by other advisors to different clients, analysis of the differences between the requirements of institutional clients and mutual funds, analysis of the differences between the requirements of a sub-advised mutual fund and a fund as to which the investment advisor is the primary advisor and sponsor, descriptions of distinguishing characteristics of the sub-advised funds served by the Advisor, and the consequently different investment management services provided to the different categories of clients and the differing contexts in which the fee levels for these arrangements are established. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and that the fee rates charged by an investment advisor to different categories of clients had limited relevance to the evaluation of the fee rate charged by that advisor to mutual funds as to which it is the primary advisor and sponsor.

Costs and Profitability of Advisor. The Trustees noted the costs incurred by the Advisor in initiating and managing the Fund and the Advisor’s waivers of fees and reimbursements of expenses for the Fund, and further noted that the Fund produces no profits for the Advisor.

Potential Economies of Scale. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect potential economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, comparisons of the fee breakpoint structure for the Fund with breakpoint structures (or the absence of such structures) for other funds in a peer group selected by an independent mutual fund analyst firm, the effects of the breakpoint structure and other expense factors realized by certain Funds of the Trust as their asset levels had increased, and the Advisor’s expenditures from its own profits and resources to maintain staffing levels, pay competitive levels of compensation, and add to its information retrieval and management systems to maintain or improve service levels. The information provided demonstrated to the Trustees that the Fund’s advisory fee breakpoint structure is reasonable in relation to the structures observed in the other funds in its peer group, and that shareholders

28    Annual Report

OTHER INFORMATION, CONTINUED

Thornburg Low Duration Municipal Fund	September 30, 2016 (Unaudited)

may be expected to benefit from any economies of scale, due to the advisory agreement’s breakpoint fee structure for the Fund and other factors.

Potential Ancillary Benefits. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees noted disclosures by the Advisor of its receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

Summary of Conclusions. The Trustees concluded that the nature, extent and quality of the Advisor’s services performed under the advisory agreement remained sufficient. The Trustees further concluded that the absolute and relative investment performance of the Fund over pertinent holding periods on the whole was satisfactory in the context of its objectives and strategies, and that the Advisor had continued to actively and competently pursue the Fund’s stated investment objectives and adhere to the Fund’s investment policies.

The Trustees further concluded, based upon their consideration of the foregoing factors and other information, that the level of the advisory fee charged to the Fund by the Advisor is reasonable in relation to the services provided by the Advisor in view of the nature, extent and quality of those services, current fee waivers and expense reimbursements, the investment performance of the Fund after fees and expenses, the clear disclosure of fees and expenses in the Fund’s prospectus, comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds, and the other factors considered.

Annual Report    29

TRUSTEES’ STATEMENT TO SHAREHOLDERS

Readopted September 12, 2016

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Trustees of Thornburg Investment Trust

30    Annual Report

THORNBURG FUNDS

Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $53 billion (as of September 30, 2016) across eight equity and 11 bond mutual funds, separate accounts for high-net-worth investors and institutional accounts, and five UCITS funds for non-U.S. investors.

The fund outlined in this report is one of many equity and fixed-income products available from Thornburg Investment Management.

Equity Funds

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg International Value Fund

•	Thornburg Better World International Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

Fixed Income Funds

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

•	Thornburg Low Duration Municipal Fund

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

Annual Report    31

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.

This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH3172

2    Annual Report

Annual Report

Thornburg Limited Term Municipal Fund

September 30, 2016

Share Class	NASDAQ Symbol	CUSIP
Class A	LTMFX	885-215-459
Class C	LTMCX	885-215-442
Class I	LTMIX	885-215-434

Minimum investments for Class I shares may be higher than those for other classes. Class I shares may not be available to all investors.

Investments carry risks, including possible loss of principal. Portfolios investing in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Funds are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.

The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Diversification does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Annual Report    3

LETTER TO SHAREHOLDERS

Thornburg Limited Term Municipal Fund	September 30, 2016 (Unaudited)

October 13, 2016

Dear Fellow Shareholder:

We are pleased to present the annual report for Thornburg Limited Term Municipal Fund. The net asset value (NAV) of the Class A shares increased by 11 cents to $14.63 per share during the fiscal year ended September 30, 2016. If you were with us for the entire period, you received dividends of 22.5 cents per share. If you reinvested your dividends, you received 22.7 cents per share. Dividends were lower for Class C shares and higher for Class I shares to account for varying class-specific expenses. The Class A shares of your Fund underperformed the index with a 2.32% total return (without sales charge) for the fiscal year ended September 30, 2016, compared to the 2.95% total return for the BofA Merrill Lynch 1-10 Year U.S. Municipal Securities Index. The Fund generated 0.83% more price return and 1.46% less income than the index after accounting for the different treatment of bonds priced above and below par by the index versus the Fund.

Drivers of the Fund’s price return relative to its benchmark include its interest rate sensitivity, as measured by the Fund’s duration. Also, differing allocations along the Fund’s investment universe added zero relative price performance. Sector allocations added 0.46% of relative price performance and its overweight to lower credit-quality securities contributed 0.12% of relative price performance. Other risk factors (and accounting differences) totaled another 0.25% of relative price performance for the period.

The market’s returns were a result of increasing short-term rates and decreasing long-term rates, shown in Figure 1.

U.S. Economy, Fed Policy, and the Election

The U.S. economy grew at a paltry average rate of 1%, as measured by nominal gross domestic product, for the first three quarters of 2016, much lower than the almost 3% average rate for 2015.

On the employment front, the economy added approximately 200,000 jobs per month for the Fund’s 2016 fiscal year. The May jobs number was a little scary, adding only 24,000 that month. The unemployment rate ticked up to 5.0% in September of 2016 from 4.9% in August, as more previously non-participating workers returned to the labor market.

Inflation has held stable, although it did move up slightly. The Core Personal Consumption Expenditure Index (Core PCE) for August moved up to 1.7% from 1.6% in July, although well below the U.S. Federal Reserve Board’s (the Fed) 2.0% target.

So, all in all, the economy is still growing, jobs are being added and inflation is well behaved. This isn’t a bad scenario for municipal bond investors, except that, at current valuations and 10-year AAA municipal general obligation bonds yielding 1.64%, municipal bond investors are generally not keeping up with inflation.

Elsewhere, the Fed increased the federal funds rate 0.25% in December of 2015. Although many pundits want to blame the credit markets rout on that event, they would be wrong. Oil prices, as measured by WTI crude futures, hit a low of $34.54 on January 20, 2016. Energy producers are a highly leveraged segment of the market, whether through bank loans or other forms of debt. As market participants began to question their ability to service these loans or debt, credit spreads began to widen and the impact of these loans on the financial stability of some banks came into question. The municipal market avoided this distress because bond issuance from energy-producing states was a small fraction of the $3.8 trillion municipal bond market.

This early-2016 market turbulence, followed by the May jobs report and the “Brexit” vote in Great Britain, gave the Fed enough pause not to follow their December rate increase with another. So far through 2016, the central bank has insisted that they may increase rates again and again. Last year we said, “Regardless, waiting for the Fed to raise short-term interest rates is akin to Waiting for Godot.” Well, we are still waiting. Meanwhile, the Fed is assuring the markets that the

Figure I | 12-Month Change in Rates for AAA Rated General Obligation Municipal Bonds

(as of September 30, 2016)

4    Annual Report

LETTER TO SHAREHOLDERS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2016 (Unaudited)

next meeting is “live” and they may raise short-term interest rates again!

The 2016 U.S. presidential race featured two major party candidates with unprecedented high unfavorable ratings with the electorate. At the time of this writing, the election’s result is weeks away. Regardless of the winner, however, the president historically has had very little impact on the course of the economy. Although there is a pattern that if the economy is doing well, the current administration likes to take all the credit; if the economy is not doing well, the current administration blames the previous one. A victory for either candidate could still benefit the municipal bond market, however, as both stumped for large increases in infrastructure spending—with one particularly calling for higher taxes which would lend support to the municipal bond market. If this gets through Congress, it could mean a higher level of municipal bond issuance and ultimately high growth rates for the economy; both occurrences would put upward pressure on municipal bond yields.

The Municipal Bond Market

The value metrics we use at Thornburg all suggest that the municipal bond market is pricing-in the rosiest of scenarios going forward. The main reason for this is that global central banks, with their overly accommodative monetary policies, have pushed investors further out on the risk spectrum in search of yield. That is why, depending on the fund, we have our portfolios positioned in the lower end of their respective risk spectrums. This means that durations (a measure of price sensitivity to changes in interest rates) are low and credit quality is higher than in the past. We continually ask ourselves: are investors getting paid to take risk? The answer we come up with is no!

Inside the Risk Metrics

Let’s first look at real yields, which is how much yield over inflation investors are being paid to own municipal bonds. As mentioned earlier, 10-year AAA general obligation bonds are yielding 1.64% and Core PCE is running at 1.70%, so investors are earning less than inflation. Over the last 20 years, investors have earned an average of 2% over inflation for the opportunity to invest in a 10-year AAA general obligation municipal bond.

The second thing to consider is credit spreads, which reflect the incremental yield an investor earns from owning a lower-rated credit versus a higher-rated credit, and which are now very narrow. As of September 30, 2016, an investor earned about 1% more for owning a 10-year BBB revenue bond versus a 10-year AAA general obligation bond. That is slightly higher than the average 0.75% an investor earned between 1994 and 2007. In 2007, approximately 50% of the new issue municipal bond market was insured by AAA/AAA municipal bond insurers. Today, there are no AAA/AAA municipal bond insurers, and insurance coverage generally accounts for only 6% to 8% of the new issue municipal bond market. On top of that, the security covenants of some current lower-quality investment grade securities are the most lax in years. This is a great time to be an issuer of lower-quality investment grade municipal bonds but not a great time to be an investor in them.

Finally, the slope of the yield curve, which tracks how much incremental yield an investor earns by owning securities with longer maturities, is also quite flat. Currently, investors are earning 0.78% more for owning a 10-year AAA general obligation municipal bond, versus a 1-year AAA general obligation municipal bond. Since 1994, an investor earned on average almost 1.60% to extend maturities from one to 10 years. The stretch for income is causing investors to absorb more risk at lower and lower relative yields.

Aside from valuations, the credit picture for the majority of the U.S. is pretty bright. Except for energy producing states, most regions are showing positive trends along such measures as:

•	employment

•	personal income

•	tax revenue

•	home prices

•	mortgage delinquencies

Pensions are still a troubling issue. That is, 35 states reported a pension funding ratio of under 80% in 2014—the Mendoza line between a well-funded state pension and the “other kind.” As the worst career hitter in major league baseball history (.200 batting average), Mario Mendoza Aizpuru’s name ubiquitously symbolizes futility.

Liquidity

Market liquidity is still a concern. The latest example of this is what is happening to yields on Variable Rate Demand Notes (VRDNs). These are securities that are normally held in money market funds and bond fund reserve positions. They can be put back to an intermediary on a daily basis and are relatively secure. Leading up to the finalization of the Securities and Exchange Commission’s money market fund reform in October of 2016, money market funds were and are repositioning themselves to be compliant with the new regulations. As such, they have had to divest themselves of VRDNs. Intermediaries do not want to hold them on their balance sheets (very expensive), so they raise the yields to clear the market. What used to yield 0.01% in March now yields, as of the time of this writing, 0.90%, or more than a 3-year AA security. This is serendipity for managers like Thornburg holding higher reserves because of concern over market liquidity; for issuers in the VRDN market, it’s not so much.

Annual Report    5

LETTER TO SHAREHOLDERS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2016 (Unaudited)

Main Reason to Own Municipal Bonds

One of the best risk-mitigating tools an investor has is diversification. By splitting a portfolio into several asset classes, an investor may reduce the volatility of the resulting portfolio’s returns. This is because the returns of various asset classes are not always correlated. There are times when this is not the case, such as the 2008 financial crisis when all correlations went to one. For the long-term investor, however, we believe the benefits of diversification stand firm. When added to a portfolio of stocks, municipal bonds tend to reduce the volatility of that combined portfolio. Funds such as Thornburg Limited Term Municipal Fund may be a viable choice in a total diversified portfolio of stocks and bonds.

Conclusion

We continue to run this portfolio as an actively managed laddered portfolio. Laddering a portfolio is a simple way to diversify its investment along its entire investment universe. While past performance does not guarantee future results, our study showed that this structure outperformed other structures around 60% of the time and added 0.15% to 0.25% of total return annually.* Our view is that the current investment environment is not compensating investors enough to take on extra risk, so we have positioned our portfolios at the lower end of their risk spectrums. Know that the co-managers of this Fund are invested alongside you.

Thank you for your continued trust in us.

Sincerely,

Christopher Ryon, CFA	Nicholos Venditti, CFA
Portfolio Manager	Portfolio Manager
Managing Director	Managing Director

*	We examined three hypothetical portfolios of bonds from December 1997 to December 2015. One using a laddering strategy, one using a barbell strategy, and a third using a bullet strategy. For the laddering strategy, the BofA Merrill Lynch 1–12 Year Municipal Index was used as a proxy, since, similar to a ladder, it contains bonds relatively evenly spread across all maturities within the index. The barbell strategy is a duration management technique wherein bonds are clustered at the two extremes of a maturity range. For the barbell strategy, the BofA Merrill Lynch 1–3 Year Municipal Index and BofA Merrill Lynch 8–12 Year Municipal Index were combined. The two indices were weighted in such a way as to give them the same duration as the broader 1–12 Year Index, and each year the portfolio was re-weighted back to the original index weights. This was done to make the two portfolios duration-neutral so that the impact of the strategy chosen could be isolated. The bullet strategy invests at the duration midpoint of the portfolio, therefore the BofA Merrill Lynch 6–8 Year Index was used to represent the bullet strategy. For additional information, see www.thornburg.com/whyladder. Past performance does not guarantee future results.

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

The views expressed by the portfolio managers reflect their professional opinions and are subject to change. Under no circumstances does the information contained within represent a recommendation to buy or sell any security.

6    Annual Report

PERFORMANCE SUMMARY

Thornburg Limited Term Municipal Fund	September 30, 2016 (Unaudited)

Average Annual Total Returns

	1-Yr	3-Yr	5-Yr	10-Yr	Since Incep.
A Shares (Incep: 9/28/84)
Without sales charge	2.32%	2.22%	2.12%	3.29%	4.99%
With sales charge	0.79%	1.70%	1.81%	3.13%	4.94%
C Shares (Incep: 9/1/94)
Without sales charge	2.07%	1.97%	1.87%	3.02%	3.44%
With sales charge	1.57%	1.97%	1.87%	3.02%	3.44%
I Shares (Incep: 7/5/96)	2.64%	2.57%	2.46%	3.63%	4.04%

30-Day Yields, A Shares

(with sales charge)

Annualized Distribution Yield	1.56%

SEC Yield	0.69%

Growth of a Hypothetical $10,000 Investment

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 1.50%. Class C shares include a 0.50% CDSC for the first year only. There is no sales charge for Class I shares.

As disclosed in the most recent prospectus, the total annual fund operating expenses are as follows: A shares, 0.73%; C shares, 0.96%; I shares, 0.41%.

Glossary

BofA Merrill Lynch 1-10 Year Municipal Securities Index – A subset of the BofA Merrill Lynch U.S. Municipal Securities Index including all securities with a remaining term to final maturity less than 10 years.

The BofA Merrill Lynch indices used in the Ladder vs Barbell & Bullet study are model portfolios of municipal obligations throughout the United States, with maturities ranging either from one to three years, six to eight years, eight to twelve years, or one to twelve years. These indices are subsets of the BofA Merrill Lynch U.S. Municipal Securities Index, which is comprised of U.S. dollar denominated investment grade tax-exempt debt publicly issued by U.S. states and territories, and their political subdivisions, in the U.S. domestic market. Qualifying securities must have at least a one-year remaining term to final maturity, a fixed coupon schedule and an investment grade rating.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Annualized Distribution Yield – The distribution yield reflects actual distributions made to shareholders. The annualized distribution yield is calculated by summing the last 30 days of income at a given month end and annualizing to a 360-day year. The result is divided by the ending maximum offering price.

Bond Credit Ratings (Credit Quality) – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.

Core Personal Consumption Expenditure Index (Core PCE) – A measure of the Personal Consumption Expenditure Index that excludes the more volatile and seasonal food and energy prices.

Credit Spread/Quality Spread – The difference between the yields of securities with different credit qualities.

Duration – A bond’s sensitivity to interest rates. Effective duration incorporates the embedded option features, such as call provisions. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

General Obligation Bond (GO) – A municipal bond backed by the credit and “taxing power” of the issuing jurisdiction rather than the revenue from a given project.

Gross Domestic Product (GDP) – A country’s income minus foreign investments: the total value of all goods and services produced within a country in a year, minus net income from investments in other countries.

Laddering – Involves building a portfolio of bonds with staggered maturities so that a portion matures each year. Money that comes in from maturing bonds is typically invested in bonds with longer maturities at the far end of the portfolio.

Revenue Bond – A bond on which the debt service is payable solely from the revenue generated from the operation of the project being financed or a category of facilities, or from other non-tax sources.

SEC Yield – SEC yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

Variable Rate Demand Note (VRDN) – VRDNs are long-term, floating-rate municipal securities. These highly liquid securities are payable on demand, typically either daily or weekly, meaning the investor can request repayment of the entire debt amount. The coupon rate will adjust on a periodic basis, either daily or weekly.

West Texas Intermediate (WTI) – A grade of crude oil used as a benchmark in oil pricing.

Yield Curve – A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.

Annual Report    7

FUND SUMMARY

Thornburg Limited Term Municipal Fund	September 30, 2016 (Unaudited)

Objectives and Strategies

The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal individual income tax as is consistent, in the view of the Fund’s investment advisor, with preservation of capital (may be subject to Alternative Minimum Tax).

The secondary goal of the Fund is to reduce expected changes in its share price compared to longer intermediate and long-term bond portfolios.

This Fund is a laddered portfolio of municipal bonds with a dollar-weighted average maturity of normally less than five years. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year. Cash from maturing bonds, if not needed for other purposes, is typically invested in bonds with longer maturities at the far end of the ladder. We regard the strategy as a good compromise for managing different types of risk.

Long-term Stability of Principal

Net Asset Value History of A Shares

Security Credit Ratings

A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Credit quality ratings for Thornburg’s municipal portfolios used the highest rating available from either Standard & Poor’s or Moody’s Investors Service.

Portfolio Ladder

Percent of portfolio maturing in each year. Cash includes cash equivalents and other.

Key Portfolio Attributes

Number of Bonds	1,987

Effective Duration	3.5 Yrs

Average Maturity	4.2 Yrs

There is no guarantee that the Fund will meet its investment objectives.

All data is subject to change. Charts may not add up to 100% due to rounding.

8    Annual Report

SCHEDULE OF INVESTMENTS

Thornburg Limited Term Municipal Fund	September 30, 2016

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
ALABAMA — 0.78%
Alabama Public School & College Authority, 5.00% due 6/1/2019 (Education System Capital Improvements)	AA/Aa1	$770,000	$852,251
Alabama Public School & College Authority, 5.00% due 6/1/2019 (Education System Capital Improvements)	AA/Aa1	4,840,000	5,357,009
Alabama Public School & College Authority, 5.00% due 6/1/2020 (Education System Capital Improvements)	AA/Aa1	5,085,000	5,799,493
Alabama Public School & College Authority, 5.00% due 6/1/2021 (Education System Capital Improvements)	AA/Aa1	5,335,000	6,259,876
Alabama Public School & College Authority, 5.00% due 6/1/2022 (Education System Capital Improvements)	AA/Aa1	5,605,000	6,741,133
Alabama Public School & College Authority, 5.00% due 6/1/2023 (Education System Capital Improvements)	AA/Aa1	735,000	903,271
Alabama State Board of Education, 3.00% due 5/1/2017 (Calhoun Community College)	NR/A1	2,070,000	2,089,582
Alabama State Board of Education, 3.00% due 5/1/2018 (Calhoun Community College)	NR/A1	2,130,000	2,182,803
Alabama State Board of Education, 4.00% due 5/1/2019 (Calhoun Community College)	NR/A1	2,195,000	2,330,607
Alabama State Board of Education, 4.00% due 5/1/2020 (Calhoun Community College)	NR/A1	1,000,000	1,085,380
Alabama State Board of Education, 4.00% due 5/1/2021 (Calhoun Community College)	NR/A1	1,000,000	1,103,070
Alabama State Board of Education, 4.00% due 5/1/2022 (Calhoun Community College)	NR/A1	1,230,000	1,376,911
City of Birmingham GO, 5.00% due 2/1/2017 (Government Services)	AA/Aa2	2,045,000	2,073,937
City of Birmingham GO, 4.00% due 8/1/2017 (Government Services)	AA/Aa2	2,760,000	2,831,705
City of Birmingham GO, 5.00% due 2/1/2018 (Government Services)	AA/Aa2	2,000,000	2,109,180
City of Mobile GO, 5.00% due 2/15/2019 (Capital Improvements)	A+/Aa2	2,000,000	2,112,000
City of Mobile Industrial Development Board, 1.65% due 6/1/2034 put 3/20/2017 (Alabama Power Company Barry Plant Project)	A-/A1	6,000,000	6,018,540
East Alabama Health Care Authority GO, 5.00% due 9/1/2021	A/NR	1,245,000	1,438,498
East Alabama Health Care Authority GO, 5.00% due 9/1/2022	A/NR	800,000	931,904
Montgomery Waterworks and Sanitation, 5.00% due 9/1/2019	AAA/Aa1	3,375,000	3,629,441
University of Alabama at Birmingham Hospital, 5.25% due 9/1/2017	A+/A1	2,500,000	2,595,400
University of Alabama at Birmingham Hospital, 5.00% due 9/1/2018	A+/A1	1,700,000	1,825,222

ALASKA — 0.44%
Alaska Housing Finance Corp., 5.00% due 12/1/2018 pre-refunded 12/1/2017 (State Capital Project; Insured: Natl-Re)	AA-/Aa2	1,610,000	1,688,761
Alaska Housing Finance Corp., 5.00% due 12/1/2018 (State Capital Project; Insured: Natl-Re)	AA+/Aa2	390,000	408,763
Alaska Industrial Development & Export Authority GO, 5.00% due 4/1/2017 (DeLong Mountain Transportation Project)	AA+/Aa3	3,000,000	3,060,960
Alaska Industrial Development & Export Authority GO, 5.00% due 4/1/2018 (DeLong Mountain Transportation Project)	AA+/Aa3	2,455,000	2,599,207
City of Valdez, 5.00% due 1/1/2021 (BP Pipelines (Alaska), Inc. Project)	A-/A2	12,000,000	13,675,920
City of Valdez, 5.00% due 1/1/2021 (BP Pipelines (Alaska), Inc. Project)	A-/A2	3,700,000	4,216,742
North Slope Borough GO, 5.00% due 6/30/2017 (ETM)	AA-/Aa2	5,700,000	5,875,503
North Slope Borough GO, 5.00% due 6/30/2017	AA-/Aa2	3,100,000	3,197,123

ARIZONA — 2.30%
[a] Arizona Board of Regents, 5.00% due 8/1/2020 (University of Arizona SPEED)	A+/Aa3	575,000	658,145
Arizona Board of Regents, 5.00% due 8/1/2023 (University of Arizona SPEED)	A+/Aa3	800,000	982,632
Arizona Board of Regents, 5.00% due 8/1/2024 (University of Arizona SPEED)	A+/Aa3	550,000	687,462
Arizona Board of Regents COP, 5.00% due 7/1/2018 (Arizona State University; Insured: Natl-Re)	AA-/A1	1,285,000	1,322,933
Arizona Board of Regents COP, 3.00% due 9/1/2018 (Northern Arizona University Projects)	A/A2	1,000,000	1,035,790
Arizona Board of Regents COP, 5.00% due 7/1/2019 (Arizona State University; Insured: Natl-Re)	AA-/A1	3,735,000	3,847,722
Arizona Board of Regents COP, 3.00% due 9/1/2019 (Northern Arizona University Projects)	A/A2	2,525,000	2,649,280
Arizona Board of Regents COP, 5.00% due 9/1/2019 (Arizona State University)	AA-/A1	1,085,000	1,201,713
Arizona Board of Regents COP, 5.00% due 9/1/2020 (Northern Arizona University Projects)	A/A2	1,000,000	1,130,950
Arizona Board of Regents COP, 5.00% due 9/1/2020 (Arizona State University)	AA-/A1	3,170,000	3,607,175
Arizona Board of Regents COP, 5.00% due 9/1/2021 (Arizona State University)	AA-/A1	4,020,000	4,683,340
Arizona Board of Regents COP, 5.00% due 6/1/2022 (Arizona State University)	A+/Aa3	6,080,000	7,271,984
Arizona Board of Regents COP, 5.00% due 9/1/2022 (Northern Arizona University Projects)	A/A2	2,500,000	2,965,250
Arizona Board of Regents COP, 5.00% due 9/1/2022 (Arizona State University)	AA-/A1	4,380,000	5,207,820
Arizona Board of Regents COP, 5.00% due 9/1/2023 (Northern Arizona University Projects)	A/A2	3,325,000	3,965,827
Arizona Board of Regents COP, 5.00% due 9/1/2023 (Arizona State University)	AA-/A1	5,580,000	6,738,017
Arizona HFA, 5.25% due 1/1/2018 (Banner Health)	AA-/NR	3,500,000	3,688,720
Arizona HFA, 5.00% due 7/1/2018 (Dignity Health)	A/A3	1,470,000	1,569,490
Arizona HFA, 5.00% due 7/1/2019 (Dignity Health)	A/A3	1,365,000	1,509,717
Arizona HFA, 5.00% due 7/1/2020 (Dignity Health)	A/A3	1,290,000	1,424,908
Arizona HFA, 5.00% due 12/1/2022 (Scottsdale Lincoln Hospitals)	NR/A2	1,600,000	1,941,024
Arizona HFA, 5.00% due 12/1/2024 (Scottsdale Lincoln Hospitals)	NR/A2	1,500,000	1,887,525
Arizona School Facilities Board, 5.00% due 7/1/2018 (State School Land Trust; Insured: AMBAC)	NR/NR	4,540,000	4,834,964
Arizona School Facilities Board COP, 5.25% due 9/1/2023 pre-refunded 9/1/2018 (School Site and Building Projects)	AA-/Aa3	1,315,000	1,424,566
Arizona Transportation Board, 5.00% due 7/1/2019	AA+/Aa2	3,510,000	3,899,364
Arizona Transportation Board, 5.00% due 7/1/2021	AA+/Aa2	7,465,000	8,813,254
Arizona Transportation Board, 5.00% due 7/1/2022	AA+/Aa2	5,000,000	5,901,800
City of Glendale IDA, 5.00% due 5/15/2017 (Midwestern University)	A/NR	1,440,000	1,474,186
City of Phoenix Civic Improvement Corp., 5.00% due 7/1/2022	AA+/Aa3	1,250,000	1,514,050
City of Phoenix Civic Improvement Corp., 5.00% due 7/1/2023	AA+/Aa3	1,830,000	2,265,046
City of Phoenix Civic Improvement Corp., 5.00% due 7/1/2024	AA+/Aa3	2,000,000	2,521,340

Annual Report    9

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2016

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
City of Phoenix Civic Improvement Corp., 5.00% due 7/1/2025	AA+/Aa3	$3,500,000	$4,478,215
City of Tucson, 5.00% due 7/1/2022 (Street and Highway Projects)	AA+/A1	2,135,000	2,558,392
City of Yuma Municipal Property Corp., 5.00% due 7/1/2018 pre-refunded 7/1/2017 (Water and Wastewater System; Insured: Syncora)	A+/A1	2,130,000	2,196,328
Mohave County IDA, 7.50% due 5/1/2019 (Mohave Prison, LLC Expansion)	BBB+/NR	11,645,000	11,712,425
Pima County, 4.50% due 7/1/2017 (Ina & Roger Road Wastewater Reclamation Facilities; Insured: AGM)	AA/A2	5,040,000	5,180,011
Pima County, 5.00% due 7/1/2017 (Ina & Roger Road Wastewater Reclamation Facilities)	AA/NR	2,750,000	2,836,680
Pima County, 3.00% due 7/1/2018 (Ina & Roger Road Wastewater Reclamation Facilities)	AA/NR	500,000	518,480
Pima County, 5.00% due 7/1/2018 (Ina & Roger Road Wastewater Reclamation Facilities; Insured: AGM)	AA/A2	5,000,000	5,358,350
Pima County, 5.00% due 7/1/2018 (Ina & Roger Road Wastewater Reclamation Facilities)	AA/NR	2,000,000	2,143,340
Pima County, 5.00% due 7/1/2018 (Ina & Roger Road Wastewater Reclamation Facilities)	AA/NR	700,000	750,169
Pima County, 5.00% due 7/1/2020 (Ina & Roger Road Wastewater Reclamation Facilities)	AA/NR	500,000	573,080
Pima County, 3.00% due 7/1/2021 (Ina & Roger Road Wastewater Reclamation Facilities)	AA/NR	1,200,000	1,301,796
Pima County, 5.00% due 7/1/2021 (Ina & Roger Road Wastewater Reclamation Facilities)	AA/NR	400,000	472,040
Pima County, 3.00% due 7/1/2022 (Ina & Roger Road Wastewater Reclamation Facilities)	AA/NR	1,325,000	1,451,789
Pima County, 5.00% due 7/1/2022 (Ina & Roger Road Wastewater Reclamation Facilities)	AA/NR	500,000	605,000
Pima County COP, 5.00% due 12/1/2016 (Sewer System & Fleet Services Facilities Expansion)	A+/NR	600,000	604,248
Pima County COP, 5.00% due 12/1/2017 (Sewer System & Fleet Services Facilities Expansion)	A+/NR	1,395,000	1,459,756
Pima County COP, 5.00% due 12/1/2018 (Sewer System & Fleet Services Facilities Expansion)	A+/NR	2,700,000	2,921,832
Pima County COP, 5.00% due 12/1/2019 (Sewer System & Fleet Services Facilities Expansion)	A+/NR	1,500,000	1,677,885
Pima County COP, 5.00% due 12/1/2020 (Sewer System & Fleet Services Facilities Expansion)	A+/NR	765,000	880,676
Pima County COP, 5.00% due 12/1/2021 (Sewer System & Fleet Services Facilities Expansion)	A+/NR	1,220,000	1,439,368
Pima County COP, 5.00% due 12/1/2022 (Sewer System & Fleet Services Facilities Expansion)	A+/NR	1,275,000	1,519,443
Pinal County, 5.00% due 8/1/2019 (Detention and Training Facilities)	AA-/NR	1,115,000	1,235,309
Pinal County, 5.00% due 8/1/2021 (Detention and Training Facilities)	AA-/NR	1,775,000	2,079,395
Pinal County, 5.00% due 8/1/2023 (Detention and Training Facilities)	AA-/NR	1,100,000	1,347,775
Pinal County, 5.00% due 8/1/2024 (Detention and Training Facilities)	AA-/NR	700,000	872,613
Pinal County, 5.00% due 8/1/2025 (Hunt Highway (Phases III-V), Ironwood Drive, Public Safety Radio & Court Buildings)	AA-/NR	3,000,000	3,729,840
Pinal County, 5.00% due 8/1/2025 (Detention and Training Facilities)	AA-/NR	1,500,000	1,889,895
Scottsdale IDA, 5.00% due 9/1/2019 (Scottsdale Healthcare)	NR/A2	6,885,000	7,417,279
State of Arizona Department of Administration, 5.00% due 7/1/2018 (State Lottery; Insured: AGM)	AA/A1	8,370,000	8,944,098
State of Arizona Department of Administration, 5.00% due 7/1/2020 (State Lottery; Insured: AGM)	AA/A1	8,705,000	9,925,441

ARKANSAS — 0.29%
Arkansas Development Finance Authority, 2.00% due 12/1/2016 (State Dept. of Environmental Quality Project)	AA-/NR	460,000	460,856
Board of Trustees of the University of Arkansas, 2.00% due 11/1/2016 (Fayetteville Campus Athletic Facilities)	NR/Aa2	600,000	600,624
Board of Trustees of the University of Arkansas, 3.00% due 11/1/2023 (Fayetteville Campus Athletic Facilities)	NR/Aa2	615,000	679,692
City of Fort Smith, 3.50% due 10/1/2016 (Water and Sewer System Construction; Insured: AGM)	AA/NR	1,370,000	1,370,109
City of Fort Smith, 3.50% due 10/1/2017 (Water and Sewer System Construction; Insured: AGM)	AA/NR	1,930,000	1,978,115
City of Fort Smith, 4.00% due 10/1/2018 (Water and Sewer System Construction; Insured: AGM)	AA/NR	1,000,000	1,058,310
City of Fort Smith, 4.00% due 10/1/2019 (Water and Sewer System Construction; Insured: AGM)	AA/NR	1,670,000	1,809,044
Jefferson County, 4.00% due 6/1/2017 (Jefferson Regional Medical Center; Insured: AGM)	AA/NR	1,375,000	1,401,180
Jefferson County, 1.55% due 10/1/2017 (Entergy Arkansas, Inc. Project)	A/A2	10,000,000	10,052,500
Jefferson County, 4.50% due 6/1/2018 (Jefferson Regional Medical Center; Insured: AGM)	AA/NR	1,495,000	1,576,791
Jefferson County, 4.50% due 6/1/2019 (Jefferson Regional Medical Center; Insured: AGM)	AA/NR	1,580,000	1,712,341

CALIFORNIA — 8.09%
Alameda County COP, 5.00% due 12/1/2017 (Santa Rita Jail; Insured: AMBAC)	AA/NR	1,220,000	1,278,072
Alameda County Joint Powers Authority, 5.00% due 12/1/2021 (Alameda County Medical Center Highland Hospital)	AA/Aa3	1,000,000	1,192,480
Alameda County Joint Powers Authority, 5.00% due 12/1/2022 (Alameda County Medical Center Highland Hospital)	AA/Aa3	2,000,000	2,442,280
Alameda County Joint Powers Authority, 5.00% due 12/1/2023 (Alameda County Medical Center Highland Hospital)	AA/Aa3	3,200,000	3,995,104
Anaheim Public Financing Authority, 0% due 9/1/2022 (Public Improvements; Insured: AGM)	AA/A2	3,250,000	2,918,922
Brentwood Infrastructure Financing Authority, 4.00% due 11/1/2016 (Redevelopment Agency of the City of Brentwood; Insured: AGM)	AA/NR	325,000	325,900
Brentwood Infrastructure Financing Authority, 5.00% due 11/1/2017 (Redevelopment Agency of the City of Brentwood; Insured: AGM)	AA/NR	965,000	1,007,518
Brentwood Infrastructure Financing Authority, 5.25% due 11/1/2018 (Redevelopment Agency of the City of Brentwood: Insured: AGM)	AA/NR	1,020,000	1,109,709
Brentwood Infrastructure Financing Authority, 5.25% due 11/1/2019 (Redevelopment Agency of the City of Brentwood; Insured: AGM)	AA/NR	725,000	816,742
Cabrillo USD GO, 0% due 8/1/2021 (Educational Facilities; Insured: AMBAC)	NR/NR	1,000,000	917,970
California Educational Facilities Authority, 5.00% due 4/1/2017 (Pitzer College)	NR/A2	1,460,000	1,490,704
California Educational Facilities Authority, 5.00% due 4/1/2021 (Chapman University)	NR/A2	4,870,000	5,652,171
California HFFA, 5.50% due 2/1/2017 (Community Developmental Disabilities Program; Insured: California Mtg Insurance)	AA-/NR	2,575,000	2,615,633
California HFFA, 5.50% due 2/1/2019 (Community Developmental Disabilities Program; Insured: California Mtg Insurance)	AA-/NR	2,865,000	3,167,286
California HFFA, 5.75% due 2/1/2020 (Community Developmental Disabilities Program; Insured: California Mtg Insurance)	AA-/NR	1,975,000	2,282,369
California HFFA, 5.00% due 3/1/2020 (Dignity Health)	A/A3	4,400,000	4,999,720

10    Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2016

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
California HFFA, 5.75% due 2/1/2021 (Community Developmental Disabilities Program; Insured: California Mtg Insurance)	AA-/NR	$1,695,000	$2,031,254
California HFFA, 5.00% due 3/1/2021 (Dignity Health)	A/A3	3,450,000	4,042,986
California HFFA, 5.25% due 3/1/2022 (Dignity Health)	A/A3	7,020,000	8,277,352
California HFFA, 5.00% due 7/1/2043 put 10/15/2020 (St. Joseph Health System)	AA-/A1	5,000,000	5,751,300
California School Cash Reserve Program Authority, 2.00% due 6/30/2017	SP-1+/NR	6,000,000	6,051,240
California State Economic Recovery GO, 5.00% due 7/1/2020 pre-refunded 7/1/2019	AA+/Aaa	4,200,000	4,668,342
California State Housing Finance Agency, 2.50% due 12/1/2017 (One Santa Fe Apartments Multi-Family Housing; Collateralized: GNMA)	NR/Aa1	895,000	896,011
California State Public Works Board, 5.00% due 9/1/2017 (Regents of University of California; Insured: Natl-Re) (ETM)	AA+/Aaa	3,000,000	3,115,740
California State Public Works Board, 5.00% due 11/1/2017 (California State University) (ETM)	A+/Aaa	3,000,000	3,137,640
California State Public Works Board, 5.00% due 11/1/2018 (California State University) (ETM)	A+/Aaa	2,700,000	2,933,145
California State Public Works Board, 5.00% due 4/1/2020 (California School for the Deaf Riverside Campus)	A+/A1	1,585,000	1,804,760
California State Public Works Board, 5.00% due 6/1/2020 (Yuba City Courthouse)	A+/A1	1,675,000	1,917,406
California State Public Works Board, 5.00% due 6/1/2020 (Coalinga State Hospital)	A+/A1	5,685,000	6,507,733
California State Public Works Board, 5.00% due 10/1/2020 (California State University)	A+/A1	1,000,000	1,156,130
California State Public Works Board, 5.00% due 11/1/2020 (Various Capital Projects)	A+/A1	1,500,000	1,738,305
California State Public Works Board, 5.00% due 4/1/2021 (California School for the Deaf Riverside Campus)	A+/A1	890,000	1,043,365
California State Public Works Board, 5.00% due 6/1/2021 (Yuba City Courthouse)	A+/A1	1,250,000	1,472,313
California State Public Works Board, 5.00% due 6/1/2021 (Coalinga State Hospital)	A+/A1	5,000,000	5,889,250
California State Public Works Board, 5.00% due 10/1/2021 (Various Capital Projects)	A+/A1	1,000,000	1,188,520
California State Public Works Board, 5.00% due 11/1/2021 (Various Capital Projects)	A+/A1	1,750,000	2,084,425
California State Public Works Board, 5.00% due 11/1/2021 (Laboratory Facility and San Diego Courthouse)	A+/A1	750,000	893,325
California State Public Works Board, 5.00% due 4/1/2022 (California School for the Deaf Riverside Campus)	A+/A1	500,000	601,850
California State Public Works Board, 5.00% due 6/1/2022 (Coalinga State Hospital)	A+/A1	11,555,000	13,969,186
California State Public Works Board, 5.00% due 11/1/2022 (Laboratory Facility and San Diego Courthouse)	A+/A1	10,075,000	12,309,836
California State Public Works Board, 5.00% due 6/1/2023 (Yuba City Courthouse)	A+/A1	1,900,000	2,349,179
California State Public Works Board, 5.00% due 11/1/2024 (Laboratory Facility and San Diego Courthouse)	A+/A1	2,050,000	2,549,011
California Statewide Communities Development Authority, 5.00% due 4/1/2019 (Kaiser Foundation Hospitals)	AA-/NR	27,000,000	29,754,810
California Statewide Communities Development Authority, 5.00% due 7/1/2020 pre-refunded 1/1/2019 (Aspire Public Schools; LOC: PCSD Guaranty Pool I, LLC)	NR/NR	1,280,000	1,351,757
Castaic Lake Water Agency COP, 0% due 8/1/2023 (Water System Improvement; Insured: AMBAC)	AA+/NR	10,125,000	8,953,132
Castaic USD GO, 0% due 5/1/2018 (Insured: Natl-Re)	AA-/NR	2,545,000	2,413,703
Central Valley Financing Authority, 5.00% due 7/1/2017 (Carson Ice)	AA-/Aa3	600,000	618,270
Central Valley Financing Authority, 5.00% due 7/1/2019 (Carson Ice)	AA-/Aa3	1,750,000	1,938,055
Chula Vista COP, 5.25% due 3/1/2018 (ETM)	AA-/NR	1,170,000	1,243,277
Chula Vista COP, 5.25% due 3/1/2019 (ETM)	AA-/NR	1,235,000	1,364,230
City of Los Angeles GO, 3.00% due 6/29/2017 (Cash Flow Management)	SP-1+/Mig1	48,800,000	49,658,392
City of Redding COP, 5.00% due 6/1/2020 (Redding Power Plant-Generator Unit No. 6; Insured: AGM)	NR/A2	3,955,000	4,228,607
Clovis USD GO, 0% due 8/1/2019 (Insured: Natl-Re)	AA/A3	2,685,000	2,585,682
Community Facilities District No. 86-1 of the Irvine USD, 5.25% due 9/1/2018 (Educational Facilities; Insured: AGM)	AA/NR	3,000,000	3,243,570
Community Facilities District No. 86-1 of the Irvine USD, 5.25% due 9/1/2019 (Educational Facilities; Insured: AGM)	AA/NR	3,000,000	3,361,290
County of Los Angeles COP, 0% due 3/1/2017 (Disney Parking Garage and Walt Disney Concert Hall)	AA/A1	1,075,000	1,070,829
County of Los Angeles COP, 0% due 9/1/2017 (Disney Parking Garage and Walt Disney Concert Hall; Insured: AMBAC)	AA/A1	1,200,000	1,189,224
County of Los Angeles Redevelopment Refunding Authority, 5.00% due 6/1/2020 (Bunker Hill Project)	AA/NR	1,730,000	1,971,076
County of Los Angeles Redevelopment Refunding Authority, 5.00% due 12/1/2020 (Bunker Hill Project)	AA/NR	3,805,000	4,401,890
County of Los Angeles Redevelopment Refunding Authority, 5.00% due 6/1/2021 (Bunker Hill Project)	AA/NR	360,000	421,578
County of Los Angeles Redevelopment Refunding Authority, 5.00% due 12/1/2021 (Bunker Hill Project)	AA/NR	5,805,000	6,887,052
County of Los Angeles Redevelopment Refunding Authority, 5.00% due 6/1/2022 (Bunker Hill Project)	AA/NR	1,645,000	1,969,476
County of Los Angeles Redevelopment Refunding Authority, 5.00% due 12/1/2022 (Bunker Hill Project)	AA/NR	5,000,000	6,053,100
County of Los Angeles Redevelopment Refunding Authority, 5.00% due 6/1/2023 (Bunker Hill Project)	AA/NR	450,000	550,508
County of Los Angeles Redevelopment Refunding Authority, 5.00% due 12/1/2023 (Bunker Hill Project)	AA/NR	6,875,000	8,493,237
County of Los Angeles Redevelopment Refunding Authority, 5.00% due 6/1/2024 (Bunker Hill Project)	AA/NR	4,775,000	5,931,600
County of Los Angeles Redevelopment Refunding Authority, 5.00% due 12/1/2024 (Bunker Hill Project)	AA/NR	5,150,000	6,453,310
County of Monterey COP, 5.00% due 8/1/2018 (2009 Refinancing Project; Insured: AGM)	AA/Aa3	2,260,000	2,426,743
[b] County of Riverside, 3.00% due 10/11/2017	NR/Mig1	4,050,000	4,133,065
County of Solano COP, 5.00% due 11/15/2017 (1999 Capital Improvement Program)	AA-/Aa3	1,580,000	1,652,064
County of Ventura COP, 5.25% due 8/15/2017 (Healthcare Clinic Facilities) (ETM)	AA+/NR	1,635,000	1,699,321
Escondido Union High School District GO, 0% due 11/1/2020 (Insured: Natl-Re)	AA-/A3	2,655,000	2,500,240
Irvine USD Community Facilities District No. 86-1, 5.25% due 9/1/2017 (Acquisition of Public Facilities; Insured: AGM)	AA/NR	5,000,000	5,198,350
Los Angeles Convention and Exhibition Center Authority, 5.00% due 8/15/2018 (ETM)	A+/A1	2,295,000	2,473,895
Los Angeles County Public Works Financing Authority, 5.00% due 8/1/2018 (Multiple Capital Projects)	AA/Aa3	4,000,000	4,302,760
Los Angeles County Public Works Financing Authority, 5.00% due 8/1/2019 (Multiple Capital Projects)	AA/Aa3	17,935,000	19,992,862
Los Angeles USD COP, 5.00% due 10/1/2017 (Educational Facilities and Information Technology Infrastructure; Insured: AMBAC)	A+/A1	2,445,000	2,545,587
Los Angeles USD COP, 5.50% due 12/1/2018 (Educational Facilities and Information Technology Infrastructure)	A+/A1	4,600,000	5,056,320
Los Angeles USD COP, 5.50% due 12/1/2019 (Educational Facilities and Information Technology Infrastructure)	A+/A1	7,040,000	8,045,594

Annual Report    11

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2016

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Los Angeles USD GO, 5.00% due 7/1/2018 pre-refunded 7/1/2017 (Educational Facilities and Information Technology Infrastructure; Insured: AGM)	AA/Aa2	$4,000,000	$4,125,480
Los Angeles USD GO, 5.00% due 7/1/2022 (Educational Facilities and Information Technology Infrastructure)	AA-/Aa2	12,260,000	14,941,262
Los Angeles USD GO, 5.00% due 7/1/2023 (Educational Facilities and Information Technology Infrastructure)	AA-/Aa2	11,950,000	14,917,782
Los Angeles USD GO, 5.00% due 7/1/2024 (Educational Facilities and Information Technology Infrastructure)	AA-/Aa2	10,640,000	13,556,850
Metropolitan Water District of Southern California, 1.00% due 7/1/2030	AAA/Aa1	8,500,000	8,500,000
Metropolitan Water District of Southern California, 1.00% due 7/1/2036	A-1+/Aa1	12,000,000	12,000,000
Mount San Antonio Community College GO, 0% due 8/1/2017 (Insured: Natl-Re) (ETM)	AA/Aa2	5,000,000	4,963,450
Needles USD GO, 0% due 8/1/2023	AA-/A3	1,005,000	835,095
North City West School Facilities Financing Authority, 5.00% due 9/1/2023 (Carmel Valley Educational Facilities; Insured: AGM)	AA/NR	4,545,000	5,529,947
Northern California Power Agency, 5.00% due 7/1/2017 (Hydroelectric Project)	A+/A1	1,000,000	1,031,680
Northern California Power Agency, 5.00% due 6/1/2018 (Lodi Energy Center)	A-/A2	4,480,000	4,789,926
Northern California Power Agency, 5.00% due 7/1/2019 (Hydroelectric Project)	A+/A1	1,000,000	1,111,800
Northern California Power Agency, 5.00% due 7/1/2020 (Hydroelectric Project)	A+/A1	1,325,000	1,471,214
Oakland State Building Authority, 2.00% due 12/1/2016 (Elihu M. Harris State Office Building)	A+/A1	2,250,000	2,254,748
Oakland State Building Authority, 5.00% due 12/1/2018 (Elihu M. Harris State Office Building)	A+/A1	7,240,000	7,864,233
Oakland USD GO, 5.00% due 8/1/2022 (Construction & Modernization Project; Insured: AGM)	AA/Aa3	2,240,000	2,724,467
Oakland USD GO, 5.00% due 8/1/2023 (Construction & Modernization Project; Insured: AGM)	AA/Aa3	1,290,000	1,604,644
Oakland USD GO, 5.00% due 8/1/2024 (Construction & Modernization Project; Insured: AGM)	AA/Aa3	1,500,000	1,900,365
Oakland USD GO, 5.00% due 8/1/2025 (Construction & Modernization Project; Insured: AGM)	AA/Aa3	1,750,000	2,251,323
Orange County Public Financing Authority, 5.00% due 7/1/2017 (Insured: Natl-Re)	AA/Aa3	1,245,000	1,283,284
Palo Alto USD GO, 0% due 8/1/2019	AAA/Aaa	1,000,000	968,180
Palomar Community College District GO, 0% due 8/1/2021	AA-/Aa2	2,560,000	2,393,344
Rocklin USD GO, 0% due 8/1/2022 (Insured: Natl-Re)	AA-/Aa2	3,910,000	3,545,275
Sacramento City Financing Authority, 0% due 12/1/2019 (Merged Downtown & Oak Park; Insured: Natl-Re)	AA-/A3	2,920,000	2,786,965
Sacramento City Financing Authority, 0% due 12/1/2021 (Merged Downtown & Oak Park; Insured: Natl-Re)	AA-/A3	1,600,000	1,467,808
Sacramento City USD GO, 5.00% due 7/1/2021 (Educational Facilities Improvements)	A+/A1	3,265,000	3,851,361
Sacramento Cogeneration Authority, 5.00% due 7/1/2017 (Procter & Gamble)	AA-/Aa3	750,000	773,528
San Diego Convention Center Expansion Financing Authority, 5.00% due 4/15/2020	AA-/NR	4,000,000	4,536,080
San Diego Convention Center Expansion Financing Authority, 5.00% due 4/15/2021	AA-/NR	3,000,000	3,491,880
San Diego Convention Center Expansion Financing Authority, 5.00% due 4/15/2022	AA-/NR	8,000,000	9,547,920
San Diego County Regional Transportation Commission, 0.87% due 4/1/2038 put 10/7/2016 (SPA: JPMorgan Chase Bank, N.A.) (weekly demand notes)	AAA/Aa2	50,000,000	50,000,000
San Diego Redevelopment Agency, 4.50% due 9/1/2019 (Centre City Redevelopment; Insured: AMBAC)	NR/A2	1,240,000	1,243,906
San Diego USD GO, 5.50% due 7/1/2020 (Educational System Capital Projects; Insured: Natl-Re)	AA-/Aa2	10,000,000	11,689,500
San Francisco Building Authority, 2.00% due 12/1/2016 (San Francisco Civic Center Complex)	A+/A1	5,000,000	5,010,800
San Francisco Building Authority, 5.00% due 12/1/2018 (San Francisco Civic Center Complex)	A+/A1	13,130,000	14,276,905
San Joaquin Delta Community College District GO, 0% due 8/1/2019 (Insured: AGM)	AA/Aa2	7,600,000	7,083,048
Santa Ana Financing Authority, 6.25% due 7/1/2018 (Police Administration & Holding Facility; Insured: Natl-Re) (ETM)	AA-/A3	2,017,500	2,206,984
Santa Ana Financing Authority, 6.25% due 7/1/2018 (Police Administration & Holding Facility; Insured: Natl-Re)	AA-/A3	2,017,500	2,194,011
Santa Ana USD GO, 0% due 8/1/2019 (Insured: Natl-Re)	AA-/A3	3,425,000	3,298,309
Santa Fe Springs Community Development Commission, 0% due 9/1/2024 (Consolidated Redevelopment Project; Insured: Natl-Re)	AA-/A3	7,000,000	5,781,230
South San Francisco USD GO, 4.00% due 6/15/2018 (Educational Facilities) (ETM)	SP-1+/NR	5,130,000	5,407,123
Southeast Resource Recovery Facilities Authority, 5.25% due 12/1/2017 (Insured: AMBAC)	AA-/A2	2,000,000	2,007,660
State of California Economic Recovery GO, 5.00% due 7/1/2018 (ETM)	AA+/Aaa	3,105,000	3,329,243
State of California Economic Recovery GO, 5.00% due 7/1/2018 (ETM)	AA+/Aaa	895,000	959,637
State of California GO, 4.75% due 4/1/2018 (Various Purposes)	AA-/Aa3	1,250,000	1,323,313
State of California GO, 5.00% due 9/1/2020 (Various Purposes)	AA-/Aa3	10,000,000	11,546,100
State of California GO, 5.00% due 9/1/2021 (Various Purposes)	AA-/Aa3	5,000,000	5,940,900
Tuolumne Wind Project Authority, 5.00% due 1/1/2018	AA-/A2	2,000,000	2,104,220
Tuolumne Wind Project Authority, 5.00% due 1/1/2019	AA-/A2	2,000,000	2,183,840
Tustin Community Redevelopment Agency, 4.00% due 9/1/2017 (Tustin Redevelopment) (ETM)	A/NR	935,000	962,611
Tustin Community Redevelopment Agency, 4.00% due 9/1/2019 pre-refunded 9/1/2018 (Tustin Redevelopment)	A/NR	1,010,000	1,090,649
Tustin Community Redevelopment Agency, 4.00% due 9/1/2020 pre-refunded 9/1/2018 (Tustin Redevelopment)	A/NR	1,050,000	1,133,843
West Contra Costa USD GO, 0% due 8/1/2022 (Educational Facilities; Insured: AGM)	AA/Aa3	4,000,000	3,590,840
West Covina Redevelopment Agency, 6.00% due 9/1/2022 (Fashion Plaza)	NR/NR	6,075,000	7,054,108

COLORADO — 1.01%
City & County of Denver, 5.00% due 11/15/2016 (Airport System Capital Improvements; Insured: Natl-Re)	AA-/A1	1,725,000	1,734,022
City & County of Denver, 5.00% due 11/15/2017 (Airport System Capital Improvements; Insured: Natl-Re)	AA-/A1	1,000,000	1,045,260
City & County of Denver COP, 5.00% due 12/1/2020 (Buell Theatre Property)	AA+/Aa1	3,065,000	3,536,765
City & County of Denver COP, 5.00% due 12/1/2021 (Buell Theatre Property)	AA+/Aa1	3,825,000	4,527,805
City & County of Denver COP, 5.00% due 12/1/2023 (Buell Theatre Property)	AA+/Aa1	1,720,000	2,125,954
City & County of Denver School District No. 1 COP, 4.00% due 12/15/2016 (Eastbridge Elementary and Conservatory Green K-8 Schools)	NR/Aa3	350,000	352,240

12    Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2016

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
City & County of Denver School District No. 1 COP, 4.00% due 12/15/2019 (Eastbridge Elementary and Conservatory Green K-8 Schools)	NR/Aa3	$400,000	$434,372
City & County of Denver School District No. 1 COP, 4.00% due 12/15/2020 (Eastbridge Elementary and Conservatory Green K-8 Schools)	NR/Aa3	600,000	663,336
City & County of Denver School District No. 1 COP, 5.00% due 12/15/2021 (Eastbridge Elementary and Conservatory Green K-8 Schools)	NR/Aa3	1,000,000	1,171,610
City & County of Denver School District No. 1 COP, 5.00% due 12/15/2022 (Eastbridge Elementary and Conservatory Green K-8 Schools)	NR/Aa3	1,030,000	1,231,746
City & County of Denver School District No. 1 COP, 5.00% due 12/15/2023 (Eastbridge Elementary and Conservatory Green K-8 Schools)	NR/Aa3	1,180,000	1,437,228
City & County of Denver School District No. 1 GO, 4.00% due 12/1/2016 (Capital Projects) (State Aid Withholding)	AA/Aa2	3,775,000	3,795,951
City of Longmont, 6.00% due 5/15/2019	AA+/NR	3,215,000	3,604,111
Colorado Department of Corrections COP, 5.00% due 3/1/2017 (Colorado Penitentiary II) (ETM)	AA-/Aa2	2,000,000	2,035,340
Colorado Department of Corrections COP, 5.00% due 3/1/2018 (Colorado Penitentiary II) (ETM)	AA-/Aa2	1,590,000	1,683,142
Colorado Educational & Cultural Facilities Authority, 5.00% due 6/1/2018 (National Conference of State Legislatures)	A/A3	1,625,000	1,712,864
Colorado Educational & Cultural Facilities Authority, 5.00% due 6/1/2020 (National Conference of State Legislatures)	A/A3	1,805,000	2,006,781
Colorado Educational & Cultural Facilities Authority, 5.00% due 6/1/2021 (National Conference of State Legislatures)	A/A3	1,000,000	1,131,650
Colorado HFA, 5.25% due 5/15/2017 (Northern Colorado Medical Center; Insured: AGM) (ETM)	AA/NR	1,185,000	1,217,872
Colorado HFA, 5.00% due 7/1/2017 (Catholic Health Initiatives)	A-/A3	175,000	180,100
Colorado HFA, 5.25% due 5/15/2019 (Northern Colorado Medical Center; Insured: AGM) (ETM)	AA/NR	2,225,000	2,472,909
Colorado HFA, 5.00% due 5/15/2025 (Northern Colorado Medical Center)	A+/NR	565,000	709,504
Colorado HFA, 5.00% due 5/15/2026 (Northern Colorado Medical Center)	A+/NR	740,000	940,940
Denver Convention Center Hotel Authority, 5.25% due 12/1/2021 (Insured: Syncora)	BBB-/Baa3	3,700,000	3,713,246
Denver Convention Center Hotel Authority, 5.25% due 12/1/2022 (Insured: Syncora)	BBB-/Baa3	1,100,000	1,104,499
El Paso County COP, 4.00% due 12/1/2021 (Pikes Peak Regional Development Center)	AA/Aa2	1,000,000	1,120,000
El Paso County COP, 5.00% due 12/1/2023 (Pikes Peak Regional Development Center)	AA/Aa2	1,330,000	1,612,864
El Paso County Falcon School District No. 49 COP, 5.00% due 12/15/2020	NR/Aa3	350,000	403,211
El Paso County Falcon School District No. 49 COP, 5.00% due 12/15/2023	NR/Aa3	945,000	1,156,019
El Paso County Falcon School District No. 49 COP, 5.00% due 12/15/2024	NR/Aa3	655,000	814,479
Park Creek Metropolitan District, 5.00% due 12/1/2016 (Insured: AGM) (ETM)	AA/NR	1,035,000	1,042,400
Park Creek Metropolitan District, 5.00% due 12/1/2017 (Insured: AGM) (ETM)	AA/NR	1,525,000	1,597,651
Park Creek Metropolitan District, 5.50% due 12/1/2018 (Insured: AGM) (ETM)	AA/NR	1,200,000	1,314,264
Park Creek Metropolitan District, 5.50% due 12/1/2019 (Insured: AGM) (ETM)	AA/NR	1,000,000	1,134,760
Regents of the University of Colorado COP, 5.00% due 11/1/2016 (UCDHSC Fitzsimons Academic Facilities)	AA-/Aa2	700,000	702,562
Regents of the University of Colorado COP, 5.00% due 11/1/2017 (UCDHSC Fitzsimons Academic Facilities)	AA-/Aa2	850,000	887,545
Regional Transportation District COP, 5.00% due 6/1/2018 (FasTracks Transportation System)	A/Aa3	1,750,000	1,865,833
Regional Transportation District COP, 5.00% due 6/1/2019 (FasTracks Transportation System)	A/Aa3	4,730,000	5,220,690
Regional Transportation District COP, 5.00% due 6/1/2020 (FasTracks Transportation System)	A/Aa3	3,655,000	4,161,254
Regional Transportation District COP, 5.50% due 6/1/2021 (FasTracks Transportation System)	A/Aa3	2,370,000	2,752,210
Regional Transportation District COP, 5.00% due 6/1/2023 (North Metro Rail Line)	A/Aa3	4,000,000	4,911,720
Regional Transportation District COP, 5.00% due 6/1/2024 (North Metro Rail Line)	A/Aa3	4,000,000	4,854,160

CONNECTICUT — 2.68%
City of Hartford GO, 5.00% due 10/1/2022 (Various Public Improvements; Insured: AGM)	AA/Baa1	1,765,000	2,058,219
City of Hartford GO, 5.00% due 7/1/2024 (Various Public Improvements; Insured: AGM)	AA/A2	800,000	946,632
City of Hartford GO, 5.00% due 7/1/2025 (Various Public Improvements; Insured: AGM)	AA/A2	1,020,000	1,218,890
City of West Haven GO, 4.00% due 8/1/2018 (Insured: AGM)	AA/A2	2,080,000	2,181,670
Connecticut Housing Finance Authority, 0.87% due 11/15/2036 put 10/3/2016 (Housing Mortgage Financing Program; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AAA/Aaa	600,000	600,000
Connecticut Housing Finance Authority, 0.87% due 5/15/2039 put 10/3/2016 (Housing Mortgage Financing Program; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AAA/Aaa	33,745,000	33,745,000
State of Connecticut GO, 5.00% due 5/15/2023 (Various Capital Projects)	AA-/Aa3	17,500,000	21,201,950
State of Connecticut GO, 5.00% due 6/15/2023 (Educational Facilities)	AA-/Aa3	13,915,000	16,886,827
State of Connecticut GO, 5.00% due 9/1/2023 (Educational Facilities)	AA-/Aa3	5,550,000	6,763,674
State of Connecticut GO, 5.00% due 5/15/2024 (Various Capital Projects)	AA-/Aa3	20,000,000	24,637,200
State of Connecticut GO, 5.00% due 6/15/2024 (Educational Facilities)	AA-/Aa3	19,385,000	23,914,693
State of Connecticut GO, 5.00% due 8/15/2024 (Various Capital Projects)	AA-/Aa3	1,845,000	2,237,634
State of Connecticut GO, 5.00% due 5/15/2025 (Various Capital Projects)	AA-/Aa3	12,500,000	15,562,500
State of Connecticut GO, 5.00% due 6/15/2025 (Educational Facilities)	AA-/Aa3	11,015,000	13,731,630
State of Connecticut GO, 5.00% due 5/15/2026 (Various Capital Projects)	AA-/Aa3	7,000,000	8,816,570
State of Connecticut GO, 5.00% due 6/15/2026 (Educational Facilities)	AA-/Aa3	22,240,000	27,554,915
State of Connecticut GO Floating Rate Note, 1.61% due 9/15/2018 (Various Capital Projects)	AA-/Aa3	725,000	726,726
State of Connecticut GO Floating Rate Note, 1.49% due 9/15/2024 put 9/15/2017 (Various Capital Projects)	AA/Aa3	10,000,000	10,009,400

DELAWARE — 0.03%
Delaware Transportation Authority, 5.00% due 7/1/2020 (Transportation System)	AA+/Aa2	500,000	573,675
Delaware Transportation Authority, 5.00% due 7/1/2022 (Transportation System)	AA+/Aa2	1,440,000	1,743,293

Annual Report    13

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2016

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
DISTRICT OF COLUMBIA — 0.25%
District of Columbia, 4.00% due 4/1/2017 (National Public Radio) (ETM)	AA-/A2	$1,830,000	$1,859,609
District of Columbia, 5.00% due 4/1/2018 (National Public Radio) (ETM)	NR/NR	750,000	796,613
District of Columbia, 5.00% due 4/1/2018 (National Public Radio)	AA-/A2	995,000	1,053,904
District of Columbia, 5.00% due 4/1/2019 (National Public Radio)	AA-/A2	805,000	882,087
District of Columbia, 5.00% due 4/1/2020 (National Public Radio)	AA-/A2	1,890,000	2,137,722
District of Columbia GO, 6.00% due 6/1/2018 (Insured: Natl-Re)	AA/Aa1	5,000,000	5,420,650
District of Columbia GO, 5.25% due 6/1/2020 (Insured: Syncora)	AA/Aa1	3,005,000	3,462,391
Metropolitan Washington Airports Authority, 0% due 10/1/2016 (Dulles Toll Road; Insured: AGM)	AA/A3	4,000,000	3,999,840

FLORIDA — 7.42%
Alachua County School Board COP, 5.00% due 7/1/2022 (Educational Facilities)	A+/Aa3	1,600,000	1,882,416
Alachua County School Board COP, 5.00% due 7/1/2023 (Educational Facilities)	A+/Aa3	2,250,000	2,700,337
Broward County, 5.00% due 9/1/2017 (Port Facilities)	A-/A1	2,820,000	2,910,889
Broward County, 4.00% due 10/1/2017 (Airport, Marina & Port Improvements)	A+/A1	500,000	515,210
Broward County, 5.00% due 10/1/2017 (Airport, Marina & Port Improvements)	A+/A1	1,000,000	1,040,370
Broward County, 5.50% due 9/1/2018 (Port Facilities)	A-/A1	3,500,000	3,763,165
Broward County, 4.00% due 10/1/2018 (Airport, Marina & Port Improvements)	A+/A1	425,000	450,173
Broward County, 5.00% due 10/1/2018 (Airport, Marina & Port Improvements)	A+/A1	500,000	539,505
Broward County, 5.50% due 9/1/2019 (Port Facilities)	A-/A1	2,800,000	3,112,760
Broward County, 5.00% due 10/1/2019 (Airport, Marina & Port Improvements)	A+/A1	1,000,000	1,115,980
Broward County, 4.00% due 10/1/2020 (Airport, Marina & Port Improvements)	A+/A1	1,660,000	1,833,918
Broward County, 5.00% due 10/1/2020 (Airport, Marina & Port Improvements)	A+/A1	2,000,000	2,299,960
Broward County School Board COP, 5.00% due 7/1/2017 (Educational Facilities; Insured: Natl-Re)	AA-/Aa3	1,000,000	1,030,060
Broward County School Board COP, 5.00% due 7/1/2021 (Educational Facilities)	A+/Aa3	4,000,000	4,677,880
Broward County School Board COP, 5.00% due 7/1/2022 (Educational Facilities)	A+/Aa3	4,580,000	5,484,046
Broward County School Board COP, 5.00% due 7/1/2023 (Educational Facilities)	A+/Aa3	3,000,000	3,669,750
Broward County School Board COP, 5.00% due 7/1/2023 (Educational Facilities)	A+/Aa3	2,000,000	2,446,500
Broward County School Board COP, 5.00% due 7/1/2024 (Educational Facilities)	A+/Aa3	4,000,000	4,969,720
Broward County School Board COP, 5.00% due 7/1/2024 (Educational Facilities)	A+/Aa3	2,000,000	2,484,860
Broward County School Board COP, 5.00% due 7/1/2025 (Educational Facilities)	A+/Aa3	7,000,000	8,790,320
Broward County School Board COP, 5.00% due 7/1/2025 (Educational Facilities)	A+/Aa3	5,000,000	6,278,800
City of Fort Myers, 5.00% due 12/1/2018 (Gulf Breeze Loan Program; Insured: Natl-Re)	AA-/Aa3	2,195,000	2,293,292
City of Fort Myers, 5.00% due 10/1/2023 (Utility Systems Capital Projects)	A/Aa3	3,360,000	3,970,546
City of Gainesville, 0.86% due 10/1/2026 put 10/3/2016 (Utilities System; SPA: Landesbank Hessen-Thueringen) (daily demand notes)	AA-/Aa2	18,110,000	18,110,000
City of Gainesville, 0.87% due 10/1/2026 put 10/3/2016 (Utilities System; SPA: Landesbank Hessen-Thueringen) (daily demand notes)	AA-/Aa2	26,885,000	26,885,000
City of Gainesville, 0.86% due 10/1/2042 put 10/7/2016 (Utilities System; LOC: Sumitomo Mitsui Banking) (weekly demand notes)	AA-/Aa2	20,000,000	20,000,000
City of Hollywood Community Redevelopment Agency, 5.00% due 3/1/2017 (Beach Community Redevelopment Project; Insured: Syncora) (ETM)	NR/A3	2,000,000	2,035,180
City of Hollywood Community Redevelopment Agency, 5.00% due 3/1/2024 pre-refunded 3/1/2017 (Beach Community Redevelopment Project; Insured: Syncora)	NR/A3	4,850,000	4,935,311
City of Jacksonville, 5.00% due 10/1/2017	AA-/Aa3	1,000,000	1,040,840
City of Jacksonville, 5.00% due 10/1/2018	AA-/Aa3	1,050,000	1,133,727
City of Jacksonville, 5.00% due 10/1/2019	AA-/Aa3	500,000	557,835
City of Jacksonville, 5.00% due 10/1/2020	AA-/Aa3	1,000,000	1,149,130
[a] City of Jacksonville, 5.00% due 10/1/2023	AA-/Aa3	1,105,000	1,359,946
City of Lakeland, 5.00% due 10/1/2016 (Energy System; Insured: AGM)	AA/Aa3	9,780,000	9,781,174
City of Lakeland, 5.00% due 10/1/2017 (Energy System; Insured: AGM)	AA/Aa3	7,105,000	7,402,415
City of Lakeland, 5.00% due 10/1/2019 (Energy System; Insured: AGM)	AA/Aa3	5,000,000	5,598,850
City of Lakeland, 5.00% due 11/15/2019 (Lakeland Regional Health Systems)	NR/A2	5,655,000	6,309,340
City of Lakeland, 5.00% due 10/1/2020 (Energy System; Insured: AGM)	AA/Aa3	1,695,000	1,956,403
City of Lakeland, 5.00% due 11/15/2025 (Lakeland Regional Health Systems)	NR/A2	1,945,000	2,422,575
City of Lakeland, 5.00% due 11/15/2026 (Lakeland Regional Health Systems)	NR/A2	1,925,000	2,423,767
City of Miami, 5.00% due 1/1/2018 (Street & Sidewalk Improvement Program; Insured: Natl-Re)	AA-/A2	1,970,000	2,060,502
City of North Miami Beach, 5.00% due 8/1/2017 (North Miami Beach Water Project)	A+/NR	750,000	773,543
City of North Miami Beach, 3.00% due 8/1/2018 (North Miami Beach Water Project)	A+/NR	1,280,000	1,320,128
City of North Miami Beach, 5.00% due 8/1/2019 (North Miami Beach Water Project)	A+/NR	1,650,000	1,817,888
City of North Miami Beach, 5.00% due 8/1/2020 (North Miami Beach Water Project)	A+/NR	780,000	882,164
City of North Miami Beach, 5.00% due 8/1/2021 (North Miami Beach Water Project)	A+/NR	1,000,000	1,159,280
City of Port St. Lucie, 1.875% due 7/1/2017 (Tesoro Special Assessment District; Insured: AGM)	NR/A2	250,000	251,638
City of Port St. Lucie, 2.00% due 7/1/2018 (Tesoro Special Assessment District; Insured: AGM)	NR/A2	2,215,000	2,251,437
City of Tampa, 5.00% due 11/15/2016 (BayCare Health System)	NR/Aa2	2,855,000	2,870,274
City of Tampa, 5.00% due 11/15/2017 (BayCare Health System)	NR/Aa2	1,215,000	1,270,270

14    Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2016

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Florida Higher Educational Facilities Financing Authority, 5.25% due 4/1/2017 (Nova Southeastern University) (ETM)	A-/Baa1	$1,325,000	$1,354,455
Florida Higher Educational Facilities Financing Authority, 5.25% due 4/1/2018 (Nova Southeastern University) (ETM)	A-/Baa1	2,630,000	2,801,213
Florida Higher Educational Facilities Financing Authority, 5.00% due 4/1/2019 (University of Tampa)	A-/NR	1,225,000	1,335,311
Florida Higher Educational Facilities Financing Authority, 5.00% due 4/1/2019 (Nova Southeastern University)	A-/Baa1	1,035,000	1,128,202
Florida Higher Educational Facilities Financing Authority, 5.50% due 4/1/2019 (Nova Southeastern University) (ETM)	A-/Baa1	1,705,000	1,895,755
Florida Higher Educational Facilities Financing Authority, 5.00% due 4/1/2020 (Nova Southeastern University)	A-/Baa1	1,190,000	1,333,776
Florida Higher Educational Facilities Financing Authority, 5.00% due 4/1/2022 (University of Tampa)	A-/NR	620,000	725,636
Florida State Board of Governors, 4.00% due 7/1/2020 (University System Capital Improvements)	AA/Aa2	4,055,000	4,475,098
Florida State Board of Governors, 4.00% due 7/1/2021 (University System Capital Improvements)	AA/Aa2	4,215,000	4,746,090
Florida State Board of Governors, 4.00% due 7/1/2022 (University System Capital Improvements)	AA/Aa2	4,385,000	5,031,349
Florida State Department of Transportation GO, 5.00% due 7/1/2018	AAA/Aa1	3,000,000	3,122,520
Highlands County HFA, 5.00% due 11/15/2016 (Adventist Health System Sunbelt Group)	AA/Aa2	1,000,000	1,005,350
Highlands County HFA, 5.00% due 11/15/2017 (Adventist Health System Sunbelt Group)	AA/Aa2	3,200,000	3,346,304
Highlands County HFA, 5.00% due 11/15/2019 (Adventist Health System Sunbelt Group)	AA/Aa2	3,000,000	3,359,880
Hillsborough County, 5.00% due 11/1/2016 (Transportation Improvements; Insured: AMBAC)	AA/A1	1,000,000	1,003,660
Hillsborough County, 5.00% due 11/1/2018 (Court Facilities)	AA/A1	4,210,000	4,559,809
Hillsborough County, 5.00% due 11/1/2019 (Court Facilities)	AA/A1	4,420,000	4,954,953
Hillsborough County, 5.00% due 11/1/2020 (Court Facilities)	AA/A1	4,645,000	5,362,792
Hillsborough County, 5.00% due 11/1/2021 (Court Facilities)	AA/A1	4,880,000	5,785,142
Hillsborough County, 5.00% due 11/1/2021 (Jail and Storm Water Projects)	AA/A1	2,300,000	2,726,604
Hillsborough County, 5.00% due 11/1/2022 (Jail and Storm Water Projects)	AA/A1	3,005,000	3,652,217
Hillsborough County IDA, 5.65% due 5/15/2018 (Tampa Electric Co.)	BBB+/A3	3,200,000	3,423,584
Hillsborough County School Board COP, 5.25% due 7/1/2017 (Educational Facilities; Insured: Natl-Re)	AA-/Aa2	1,300,000	1,342,107
Jacksonville Economic Development Commission, 6.00% due 9/1/2017 (Florida Proton Therapy Institute)	NR/NR	985,000	1,027,069
JEA, 4.00% due 10/1/2016 (Electric System)	A+/Aa3	3,540,000	3,540,319
JEA, 5.00% due 10/1/2018 (Water and Sewer System)	AAA/Aa2	1,500,000	1,622,730
JEA, 5.00% due 10/1/2023 (Electric System)	A+/Aa3	1,395,000	1,725,210
JEA, 5.00% due 10/1/2024 (Electric System)	A+/Aa3	1,200,000	1,488,108
JEA, 0.88% due 10/1/2038 put 10/3/2016 (Water and Sewer System; SPA: U.S. Bank, N.A.) (daily demand notes)	AA+/Aa2	33,635,000	33,635,000
Kissimmee Utility Authority, 5.25% due 10/1/2016 (Electrical Systems; Insured: AGM)	NR/A1	1,700,000	1,700,221
Lake County School Board COP, 5.25% due 6/1/2017 (Insured: AMBAC)	A/NR	2,000,000	2,056,740
Lake County School Board COP, 5.25% due 6/1/2018 (Insured: AMBAC)	A/NR	1,475,000	1,578,722
Lee County School Board COP, 5.00% due 8/1/2023 (School Facilities Improvements)	AA-/Aa3	1,000,000	1,225,250
Lee County School Board COP, 5.00% due 8/1/2024 (School Facilities Improvements)	AA-/Aa3	2,000,000	2,475,900
Manatee County, 5.00% due 10/1/2016 (County Capital Projects)	NR/Aa2	1,000,000	1,000,120
Manatee County, 4.00% due 10/1/2017 (Public Utilities Improvements)	NR/Aa2	1,000,000	1,031,080
Manatee County, 5.00% due 10/1/2018 (County Capital Projects)	NR/Aa2	2,400,000	2,591,112
Manatee County, 5.00% due 10/1/2021 (County Capital Projects)	NR/Aa2	2,775,000	3,281,798
Manatee County, 5.00% due 10/1/2024 (Public Utilities Improvements)	NR/Aa2	500,000	628,820
Manatee County, 5.00% due 10/1/2025 (Public Utilities Improvements)	NR/Aa2	470,000	591,674
Marion County School Board COP, 5.00% due 6/1/2018 (Insured: BAM)	AA/A2	2,500,000	2,659,100
Marion County School Board COP, 5.00% due 6/1/2019 (Insured: BAM)	AA/A2	2,635,000	2,892,966
Marion County School Board COP, 5.00% due 6/1/2020 (Insured: BAM)	AA/A2	2,760,000	3,106,021
Marion County School Board COP, 5.00% due 6/1/2021 (Insured: BAM)	AA/A2	2,505,000	2,888,716
Marion County School Board COP, 5.00% due 6/1/2024 (Insured: BAM)	AA/A2	3,065,000	3,714,872
Miami Beach GO, 4.00% due 9/1/2019	AA+/Aa2	2,745,000	2,971,957
Miami Beach GO, 5.00% due 9/1/2020	AA+/Aa2	3,720,000	4,259,586
Miami Beach GO, 4.00% due 9/1/2021	AA+/Aa2	1,015,000	1,144,991
Miami Beach GO, 5.00% due 9/1/2022	AA+/Aa2	1,000,000	1,168,640
Miami-Dade County, 0% due 10/1/2016 (Professional Sports Franchise Facilities; Insured: AGM)	AA/A1	3,535,000	3,534,859
Miami-Dade County, 0% due 10/1/2017 (Professional Sports Franchise Facilities; Insured: AGM)	AA/A1	2,435,000	2,393,775
Miami-Dade County, 0% due 10/1/2018 (Professional Sports Franchise Facilities; Insured: AGM)	AA/A1	5,385,000	5,192,055
Miami-Dade County, 0% due 10/1/2019 (Professional Sports Franchise Facilities; Insured: AGM)	AA/A1	2,170,000	2,047,156
Miami-Dade County, 5.00% due 7/1/2023 (Transit System)	AA/A1	1,000,000	1,221,100
Miami-Dade County, 5.00% due 7/1/2024 (Transit System)	AA/A1	5,565,000	6,898,151
Miami-Dade County, 5.00% due 7/1/2025 (Transit System)	AA/A1	3,650,000	4,578,487
Miami-Dade County, 5.00% due 10/1/2025 (Miami International Airport)	A/A2	2,500,000	3,107,975
Miami-Dade County Expressway Authority, 5.00% due 7/1/2019 (Toll System; Insured: AGM)	AA/A2	7,530,000	8,308,903
Miami-Dade County Expressway Authority, 5.00% due 7/1/2024 (Toll System)	A/A2	2,000,000	2,485,680
Miami-Dade County Expressway Authority, 5.00% due 7/1/2025 (Toll System)	A/A2	2,000,000	2,465,240
Miami-Dade County GO, 5.25% due 7/1/2018 (Building Better Communities)	AA/Aa2	5,040,000	5,418,504
Miami-Dade County School Board COP, 5.00% due 10/1/2016 (Educational Facilities Improvements; Insured: AMBAC)	A/A1	1,000,000	1,000,120
Miami-Dade County School Board COP, 5.00% due 5/1/2022 (Educational Facilities Improvements)	A/A1	3,405,000	4,039,998
Miami-Dade County School Board COP, 5.00% due 5/1/2023 (Educational Facilities Improvements)	A/A1	4,130,000	4,974,874
Miami-Dade County School Board COP, 5.00% due 5/1/2024 (Educational Facilities Improvements)	A/A1	8,000,000	9,769,600
Miami-Dade County School Board COP, 5.00% due 5/1/2025 (Educational Facilities Improvements)	A/A1	15,000,000	18,560,850

Annual Report    15

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2016

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Miami-Dade County School Board COP, 5.00% due 5/1/2031 put 5/1/2024 (Educational Facilities Improvements)	A/A1	$2,425,000	$2,951,201
Orange County HFA, 6.25% due 10/1/2016 (Orlando Health, Inc.; Insured: Natl-Re)	AA-/A2	820,000	820,123
Orange County HFA, 5.00% due 10/1/2017 (Orlando Health, Inc.)	A/A2	1,980,000	2,058,428
Orange County HFA, 5.25% due 10/1/2019 (Orlando Health, Inc.)	A/A2	6,050,000	6,780,053
Orange County HFA, 6.25% due 10/1/2021 (Orlando Health, Inc.; Insured: Natl-Re)	AA-/A2	1,870,000	2,113,081
Orange County HFA, 5.375% due 10/1/2023 (Orlando Health, Inc.)	A/A2	4,150,000	4,664,102
Orange County School Board COP, 5.00% due 8/1/2019 (Educational Facilities)	NR/Aa2	1,000,000	1,113,000
Orange County School Board COP, 5.00% due 8/1/2020 (Educational Facilities)	NR/Aa2	1,695,000	1,944,334
Orange County School Board COP, 5.00% due 8/1/2021 (Educational Facilities)	NR/Aa2	2,100,000	2,470,923
Orange County School Board COP, 5.00% due 8/1/2022 (Educational Facilities)	NR/Aa2	1,825,000	2,199,599
Orange County School Board COP, 5.00% due 8/1/2023 (Educational Facilities)	NR/Aa2	1,540,000	1,893,630
Orange County School Board COP, 5.00% due 8/1/2024 (Educational Facilities)	NR/Aa2	1,445,000	1,802,031
Orange County School Board COP, 5.00% due 8/1/2025 (Educational Facilities)	NR/Aa2	1,190,000	1,500,423
Palm Beach County HFA, 5.00% due 12/1/2020 (Boca Raton Regional Hospital)	BBB+/NR	600,000	680,520
Palm Beach County School Board COP, 5.00% due 8/1/2018 (Educational Facilities)	NR/Aa3	800,000	857,504
Palm Beach County School Board COP, 4.00% due 8/1/2019 (Educational Facilities)	NR/Aa3	940,000	1,015,031
Palm Beach County School Board COP, 5.00% due 8/1/2020 (Educational Facilities)	NR/Aa3	1,090,000	1,242,829
Palm Beach County School Board COP, 4.00% due 8/1/2021 (Educational Facilities)	NR/Aa3	3,835,000	4,304,059
Palm Beach County School Board COP, 5.00% due 8/1/2022 (Educational Facilities)	NR/Aa3	1,000,000	1,199,300
Palm Beach County School Board COP, 5.00% due 8/1/2022 (Educational Facilities)	NR/Aa3	1,660,000	1,990,838
Palm Beach County School Board COP, 5.00% due 8/1/2023 (Educational Facilities)	NR/Aa3	1,000,000	1,226,710
Palm Beach County School Board COP, 5.00% due 8/1/2023 (Educational Facilities)	NR/Aa3	3,500,000	4,293,485
Palm Beach County School Board COP, 5.00% due 8/1/2024 (Educational Facilities)	NR/Aa3	1,275,000	1,592,156
Palm Beach County School Board COP, 5.00% due 8/1/2024 (Educational Facilities)	NR/Aa3	3,595,000	4,489,256
Polk County, 4.00% due 10/1/2020 (Water and Wastewater Utility Systems; Insured: AGM)	A+/Aa3	3,100,000	3,437,590
Polk County, 3.00% due 10/1/2021 (Water and Wastewater Utility Systems; Insured: AGM)	A+/Aa3	3,125,000	3,370,469
Polk County, 5.00% due 10/1/2023 (Water and Wastewater Utility Systems)	A+/Aa3	1,420,000	1,706,542
Putnam County Development Authority, 5.35% due 3/15/2042 put 5/1/2018 (Seminole Project; Insured: AMBAC)	A-/A3	4,225,000	4,492,485
Putnam County Development Authority, 5.35% due 3/15/2042 put 5/1/2018 (Seminole Project; Insured: AMBAC)	A-/A3	10,200,000	10,845,762
Reedy Creek Improvement District, 5.00% due 10/1/2017 (Walt Disney World Resort Complex Utility Systems)	A/A1	400,000	415,576
Reedy Creek Improvement District, 5.00% due 10/1/2018 (Walt Disney World Resort Complex Utility Systems)	A/A1	755,000	811,761
Reedy Creek Improvement District, 5.00% due 10/1/2021 (Walt Disney World Resort Complex Utility Systems)	A/A1	1,200,000	1,400,748
Reedy Creek Improvement District, 5.00% due 10/1/2022 (Walt Disney World Resort Complex Utility Systems)	A/A1	625,000	744,388
Reedy Creek Improvement District, 5.00% due 6/1/2023 (Buena Vista Drive Corridor Improvements)	AA-/Aa3	1,940,000	2,385,754
Reedy Creek Improvement District, 5.00% due 10/1/2023 (Walt Disney World Resort Complex Utility Systems)	A/A1	750,000	906,968
Reedy Creek Improvement District GO, 5.00% due 6/1/2021 (Walt Disney World Resort Complex Utility Systems)	AA-/Aa3	500,000	586,725
Reedy Creek Improvement District GO, 5.00% due 6/1/2023 (Walt Disney World Resort Complex Utility Systems)	AA-/Aa3	860,000	1,057,602
Reedy Creek Improvement District GO, 5.00% due 6/1/2024 (Walt Disney World Resort Complex Utility Systems)	AA-/Aa3	850,000	1,061,846
Reedy Creek Improvement District GO, 5.00% due 6/1/2025 (Walt Disney World Resort Complex Utility Systems)	AA-/Aa3	2,000,000	2,538,060
South Florida Water Management District COP, 5.00% due 10/1/2017 (Everglades Restoration Plan)	AA/Aa3	2,000,000	2,084,140
South Florida Water Management District COP, 5.00% due 10/1/2018 (Everglades Restoration Plan)	AA/Aa3	2,500,000	2,706,625
South Florida Water Management District COP, 5.00% due 10/1/2019 (Everglades Restoration Plan)	AA/Aa3	1,500,000	1,679,190
South Florida Water Management District COP, 5.00% due 10/1/2020 (Everglades Restoration Plan)	AA/Aa3	1,780,000	2,054,512
South Florida Water Management District COP, 5.00% due 10/1/2021 (Everglades Restoration Plan)	AA/Aa3	1,750,000	2,071,020
South Florida Water Management District COP, 5.00% due 10/1/2022 (Everglades Restoration Plan)	AA/Aa3	2,000,000	2,421,160
[a] South Miami HFA, 5.00% due 8/15/2017 (Baptist Health)	AA-/Aa3	4,610,000	4,774,531
Sunshine State Governmental Financing Commission, 5.00% due 9/1/2021 (Miami-Dade County Program; Insured: AGM)	AA/Aa3	5,000,000	5,880,450
Sunshine State Governmental Financing Commission, 5.00% due 9/1/2021 (Miami-Dade County Program)	AA-/Aa3	1,450,000	1,704,577
Sunshine State Governmental Financing Commission, 5.00% due 9/1/2022 (Miami-Dade County Program)	AA-/Aa3	2,000,000	2,406,780
Sunshine State Governmental Financing Commission, 5.00% due 9/1/2023 (Miami-Dade County Program)	AA-/Aa3	2,100,000	2,580,291
Sunshine State Governmental Financing Commission, 5.00% due 9/1/2024 (Miami-Dade County Program)	AA-/Aa3	1,725,000	2,111,900
Tampa Bay Regional Water Supply Authority, 5.00% due 10/1/2017	AA+/Aa1	5,615,000	5,847,180
Tampa Bay Regional Water Supply Authority, 5.00% due 10/1/2018	AA+/Aa1	2,890,000	3,123,136
Tampa Bay Regional Water Supply Authority, 5.00% due 10/1/2019	AA+/Aa1	3,000,000	3,355,980
University of North Florida Foundation, Inc., 0.90% due 5/1/2028 put 10/3/2016 (Parking Facility; LOC: Wachovia Bank, N.A.) (daily demand notes)	AA-/NR	6,000,000	6,000,000
Volusia County Educational Facilities Authority, 5.00% due 10/15/2016 (Embry-Riddle Aeronautical University, Inc.; Insured: AGM)	AA/A2	2,320,000	2,323,967
Volusia County Educational Facilities Authority, 4.00% due 10/15/2017 (Embry-Riddle Aeronautical University, Inc.; Insured: AGM)	AA/A2	1,030,000	1,060,509
Volusia County Educational Facilities Authority, 5.00% due 10/15/2018 (Embry-Riddle Aeronautical University, Inc.; Insured: AGM)	AA/A2	2,075,000	2,232,534
Volusia County Educational Facilities Authority, 5.00% due 10/15/2019 (Embry-Riddle Aeronautical University, Inc.; Insured: AGM)	AA/A2	2,350,000	2,611,014
Volusia County Educational Facilities Authority, 5.00% due 10/15/2023 (Embry-Riddle Aeronautical University, Inc.)	NR/Baa1	700,000	844,088
Volusia County Educational Facilities Authority, 5.00% due 10/15/2024 (Embry-Riddle Aeronautical University, Inc.)	NR/Baa1	650,000	796,179

16    Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2016

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Volusia County Educational Facilities Authority, 5.00% due 10/15/2025 (Embry-Riddle Aeronautical University, Inc.)	NR/Baa1	$400,000	$490,236
Volusia County School Board COP, 5.00% due 8/1/2024 (University High School, River Springs Middle School)	NR/Aa3	1,000,000	1,248,750

GEORGIA — 1.77%
[a] Athens-Clarke County Unified Government Development Authority, 4.00% due 6/15/2017 (UGAREF Bolton Commons, LLC)	NR/Aa2	495,000	505,865
Athens-Clarke County Unified Government Development Authority, 5.00% due 6/15/2019 (UGAREF Bolton Commons, LLC)	NR/Aa2	400,000	442,548
Athens-Clarke County Unified Government Development Authority, 4.00% due 6/15/2020 (UGAREF Bolton Commons, LLC)	NR/Aa2	395,000	436,586
Athens-Clarke County Unified Government Development Authority, 5.00% due 6/15/2022 (UGAREF Central Precinct, LLC)	NR/Aa2	800,000	960,336
Athens-Clarke County Unified Government Development Authority, 5.00% due 6/15/2023 (UGAREF Central Precinct, LLC)	NR/Aa2	470,000	576,775
Athens-Clarke County Unified Government Development Authority, 5.00% due 6/15/2024 (UGAREF Central Precinct, LLC)	NR/Aa2	520,000	648,768
City of Atlanta, 5.00% due 11/1/2016 (Water & Wastewater System; Insured: AGM)	AA/Aa3	3,215,000	3,226,767
City of Atlanta, 5.50% due 11/1/2016 (Water & Wastewater System; Insured: Natl-Re)	AA-/Aa3	8,215,000	8,248,599
City of Atlanta, 5.25% due 12/1/2016 (Atlantic Station; Insured: AGM)	AA/A3	3,650,000	3,674,747
City of Atlanta, 5.00% due 11/1/2017 (Water & Wastewater System; Insured: AGM)	AA/Aa3	4,745,000	4,954,587
City of Atlanta, 5.00% due 1/1/2018 (Hartsfield-Jackson Atlanta International Airport)	NR/Aa3	2,100,000	2,207,268
City of Atlanta, 5.00% due 1/1/2019 (Hartsfield-Jackson Atlanta International Airport)	NR/Aa3	3,145,000	3,423,018
City of Atlanta, 6.00% due 11/1/2019 (Water & Wastewater System)	AA-/Aa3	5,650,000	6,496,370
City of Atlanta, 5.00% due 1/1/2020 (Hartsfield-Jackson Atlanta International Airport)	NR/Aa3	6,000,000	6,768,180
City of Atlanta, 5.25% due 1/1/2020 (Hartsfield-Jackson Atlanta International Airport)	NR/Aa3	5,000,000	5,666,300
City of Atlanta, 5.00% due 1/1/2021 (Hartsfield-Jackson Atlanta International Airport)	NR/Aa3	7,000,000	7,898,590
City of Atlanta, 5.50% due 1/1/2021 (Hartsfield-Jackson Atlanta International Airport)	NR/Aa3	3,525,000	4,153,155
City of Atlanta, 5.00% due 11/1/2021 (Water & Wastewater System)	AA-/Aa3	2,500,000	2,963,700
City of Atlanta, 5.00% due 11/1/2022 (Water & Wastewater System)	AA-/Aa3	1,000,000	1,215,380
City of Atlanta, 5.00% due 1/1/2023 (Airport Passenger Facility)	AA-/Aa3	1,000,000	1,213,450
[a] City of Atlanta, 5.00% due 11/1/2023 (Water & Wastewater System)	AA-/Aa3	1,130,000	1,404,059
City of Atlanta, 5.00% due 1/1/2024 (Airport Passenger Facility)	AA-/Aa3	1,350,000	1,681,938
City of Atlanta, 5.00% due 11/1/2024 (Water & Wastewater System)	AA-/Aa3	1,000,000	1,265,990
City of Atlanta, 5.00% due 1/1/2025 (Airport Passenger Facility)	AA-/Aa3	1,645,000	2,054,605
City of Atlanta, 5.00% due 1/1/2025 (Airport Passenger Facility)	AA-/Aa3	2,500,000	3,122,500
City of Atlanta, 5.00% due 11/1/2025 (Water & Wastewater System)	AA-/Aa3	1,000,000	1,275,710
Development Authority of Bartow County, 2.70% due 8/1/2043 put 8/23/2018 (Georgia Power Co. Plant Bowen Project)	A-/A3	6,000,000	6,170,880
Fulton County Development Authority, 5.00% due 10/1/2022 (Georgia Tech Athletic Association)	NR/A2	4,550,000	5,453,675
Fulton County Facilities Corp. COP, 5.00% due 11/1/2017 (Public Purpose Project)	AA/Aa2	8,400,000	8,768,172
Fulton County Facilities Corp. COP, 5.00% due 11/1/2019 (Public Purpose Project)	AA/Aa2	6,600,000	7,373,850
Gwinnett County School District GO, 4.50% due 10/1/2017 (Capital Projects)	AAA/Aaa	13,000,000	13,483,470
Hospital Authority of Gwinnett County, 5.00% due 7/1/2023 (Gwinnett Hospital System, Inc.; Insured: AGM)	NR/A2	5,000,000	5,533,050
LaGrange-Troup County Hospital Authority, 5.00% due 7/1/2018 (West Georgia Health Foundation, Inc.)	A+/Aa2	1,070,000	1,106,294
Main Street Natural Gas, Inc., 5.00% due 3/15/2018 (Georgia Gas)	BBB+/Baa1	5,000,000	5,227,300
Municipal Electric Authority of Georgia, 6.60% due 1/1/2018 (Insured: Natl-Re)	AA-/A1	655,000	668,755
State of Georgia GO, 5.00% due 7/1/2017 (Capital Projects)	AAA/Aaa	8,625,000	8,897,550
Valdosta and Lowndes County Hospital Authority, 5.00% due 10/1/2022 (South Medical Center)	AA-/Aa2	1,500,000	1,765,590

GUAM — 0.60%
Government of Guam, 5.25% due 12/1/2016 (Layon Solid Waste Disposal Facility) (ETM)	BBB+/NR	5,610,000	5,652,973
Government of Guam, 5.25% due 12/1/2017 (Layon Solid Waste Disposal Facility) (ETM)	BBB+/NR	2,000,000	2,103,400
Government of Guam, 5.50% due 12/1/2018 (Layon Solid Waste Disposal Facility) (ETM)	BBB+/NR	3,000,000	3,295,890
Government of Guam, 5.00% due 11/15/2019 (Various Capital Projects)	A/NR	1,000,000	1,101,450
Government of Guam, 5.50% due 12/1/2019 (Layon Solid Waste Disposal Facility) (ETM)	BBB+/NR	2,000,000	2,280,280
Government of Guam, 5.00% due 11/15/2020 (Various Capital Projects)	A/NR	1,500,000	1,690,620
Government of Guam, 5.00% due 11/15/2021 (Various Capital Projects)	A/NR	2,210,000	2,543,025
Government of Guam, 5.00% due 11/15/2022 (Various Capital Projects)	A/NR	2,960,000	3,474,596
Government of Guam, 5.00% due 11/15/2023 (Various Capital Projects)	A/NR	6,280,000	7,454,172
Government of Guam, 5.00% due 11/15/2024 (Various Capital Projects)	A/NR	4,500,000	5,411,385
Guam Government Waterworks Authority, 5.25% due 7/1/2020 (Water & Wastewater System Improvements)	A-/Baa2	300,000	338,670
Guam Government Waterworks Authority, 5.25% due 7/1/2022 (Water & Wastewater System Improvements)	A-/Baa2	1,050,000	1,235,797
Guam Government Waterworks Authority, 5.25% due 7/1/2023 (Water & Wastewater System Improvements)	A-/Baa2	645,000	774,535
Guam Power Authority, 5.00% due 10/1/2019 (Electric Power System; Insured: AGM)	AA/A2	1,000,000	1,100,840
Guam Power Authority, 5.00% due 10/1/2020 (Electric Power System; Insured: AGM)	AA/A2	1,500,000	1,691,070
Guam Power Authority, 5.00% due 10/1/2022 (Electric Power System; Insured: AGM)	AA/A2	6,340,000	7,453,938

HAWAII — 1.33%
City and County of Honolulu GO, 5.00% due 11/1/2019 (Capital Improvements)	NR/Aa1	3,620,000	4,063,993
City and County of Honolulu GO, 5.00% due 11/1/2020 (Capital Improvements)	NR/Aa1	8,265,000	9,568,473
City and County of Honolulu GO, 5.00% due 11/1/2021 (Capital Improvements)	NR/Aa1	2,770,000	3,297,823
City and County of Honolulu GO, 5.00% due 11/1/2022 (Capital Improvements)	NR/Aa1	1,750,000	2,134,160
City and County of Honolulu GO, 5.00% due 11/1/2022 (Capital Improvements)	NR/Aa1	6,695,000	8,164,686
County of Hawaii GO, 5.00% due 9/1/2021 (Capital Improvements)	AA-/Aa2	1,500,000	1,778,040

Annual Report    17

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2016

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
County of Hawaii GO, 5.00% due 9/1/2021 (Capital Improvements)	AA-/Aa2	$2,165,000	$2,566,304
County of Hawaii GO, 5.00% due 9/1/2022 (Capital Improvements)	AA-/Aa2	1,250,000	1,516,900
County of Hawaii GO, 5.00% due 9/1/2022 (Capital Improvements)	AA-/Aa2	1,000,000	1,213,520
County of Hawaii GO, 5.00% due 9/1/2023 (Capital Improvements)	AA-/Aa2	1,000,000	1,240,830
County of Hawaii GO, 5.00% due 9/1/2023 (Capital Improvements)	AA-/Aa2	800,000	992,664
County of Hawaii GO, 5.00% due 9/1/2023 (Capital Improvements)	AA-/Aa2	1,500,000	1,861,245
County of Hawaii GO, 5.00% due 9/1/2023 (Capital Improvements)	AA-/Aa2	1,000,000	1,240,830
County of Hawaii GO, 5.00% due 9/1/2023 (Capital Improvements)	AA-/Aa2	1,000,000	1,240,830
County of Hawaii GO, 5.00% due 9/1/2024 (Capital Improvements)	AA-/Aa2	2,000,000	2,527,060
County of Hawaii GO, 5.00% due 9/1/2024 (Capital Improvements)	AA-/Aa2	1,430,000	1,806,848
County of Hawaii GO, 5.00% due 9/1/2024 (Capital Improvements)	AA-/Aa2	1,515,000	1,914,248
County of Hawaii GO, 5.00% due 9/1/2025 (Capital Improvements)	AA-/Aa2	2,000,000	2,565,020
County of Hawaii GO, 5.00% due 9/1/2025 (Capital Improvements)	AA-/Aa2	1,255,000	1,609,550
County of Hawaii GO, 5.00% due 9/1/2026 (Capital Improvements)	AA-/Aa2	1,500,000	1,930,140
County of Hawaii GO, 5.00% due 9/1/2026 (Capital Improvements)	AA-/Aa2	2,085,000	2,682,895
County of Hawaii GO, 5.00% due 9/1/2026 (Capital Improvements)	AA-/Aa2	500,000	643,380
State of Hawaii GO, 5.00% due 11/1/2017 (Hawaiian Home Lands Settlement)	AA+/Aa1	12,000,000	12,542,520
State of Hawaii GO, 5.00% due 11/1/2018 (Hawaiian Home Lands Settlement)	AA+/Aa1	20,000,000	21,697,800
State of Hawaii GO, 5.00% due 12/1/2019 (Hawaiian Home Lands Settlement) (ETM)	NR/NR	1,545,000	1,740,582
State of Hawaii GO, 5.00% due 12/1/2019 (Hawaiian Home Lands Settlement)	AA+/Aa1	1,455,000	1,637,399
State of Hawaii GO, 5.00% due 12/1/2020 (Hawaiian Home Lands Settlement)	AA+/Aa1	2,500,000	2,900,300
State of Hawaii GO, 5.00% due 12/1/2021 (Hawaiian Home Lands Settlement)	AA+/Aa1	3,000,000	3,576,060
State of Hawaii GO, 5.00% due 12/1/2022 pre-refunded 12/1/2021 (Hawaiian Home Lands Settlement)	NR/NR	3,060,000	3,665,727
State of Hawaii GO, 5.00% due 12/1/2022 (Hawaiian Home Lands Settlement)	AA+/Aa1	940,000	1,117,641

IDAHO — 0.59%
Idaho HFA, 5.00% due 12/1/2022 (Trinity Health Credit Group)	AA-/Aa3	1,000,000	1,213,800
Idaho HFA, 5.00% due 12/1/2023 (Trinity Health Credit Group)	AA-/Aa3	2,200,000	2,726,262
Idaho HFA, 5.00% due 12/1/2024 (Trinity Health Credit Group)	AA-/Aa3	1,000,000	1,257,480
Regents of the University of Idaho, 5.25% due 4/1/2041 put 4/1/2021	A+/Aa3	13,160,000	15,257,441
State of Idaho GO, 2.00% due 6/30/2017	SP-1+/Mig1	25,825,000	26,039,606

ILLINOIS — 6.55%
Board of Education of the City of Chicago GO, 0% due 12/1/2020 (Educational Facilities; Insured: BHAC)	AA+/Aa1	12,000,000	10,552,200
Board of Trustees of Southern Illinois University, 5.25% due 4/1/2020 (Housing & Auxiliary Facilities; Insured: Natl-re)	AA-/A3	1,000,000	1,119,500
[a] Chicago Midway International Airport, 5.00% due 1/1/2022	A/A3	800,000	949,360
Chicago Midway International Airport, 5.00% due 1/1/2023	A/A3	1,900,000	2,310,647
Chicago Midway International Airport, 5.00% due 1/1/2024	A/A3	1,000,000	1,209,830
Chicago O’Hare International Airport, 5.00% due 1/1/2019 (2015 Airport Projects)	A/NR	3,000,000	3,258,180
Chicago O’Hare International Airport, 5.00% due 1/1/2020 (2015 Airport Projects)	A/NR	2,350,000	2,635,595
Chicago O’Hare International Airport, 5.00% due 1/1/2021 (2015 Airport Projects)	A/NR	3,000,000	3,460,440
Chicago O’Hare International Airport, 5.00% due 1/1/2022 (Capital Development Programs)	A/A2	5,835,000	6,704,415
Chicago Park District GO, 4.00% due 1/1/2017 (Capital Improvement Plan)	AA+/NR	1,000,000	1,006,460
Chicago Park District GO, 4.00% due 1/1/2018 (Capital Improvement Plan)	AA+/NR	1,250,000	1,288,138
Chicago Park District GO, 4.00% due 1/1/2018 (Capital Improvement Plan)	AA+/NR	1,420,000	1,463,324
Chicago Park District GO, 4.00% due 1/1/2018 (Capital Improvement Plan)	AA+/NR	945,000	973,832
Chicago Park District GO, 5.00% due 1/1/2018 (Capital Improvement Plan)	AA+/Ba1	1,150,000	1,199,301
Chicago Park District GO, 4.00% due 1/1/2019 (Capital Improvement Plan)	AA+/NR	1,745,000	1,836,473
Chicago Park District GO, 4.00% due 1/1/2019 (Capital Improvement Plan)	AA+/NR	820,000	862,984
Chicago Park District GO, 4.00% due 1/1/2020 (Capital Improvement Plan)	AA+/NR	2,730,000	2,926,041
Chicago Park District GO, 4.00% due 1/1/2020 (Capital Improvement Plan)	AA+/NR	815,000	873,525
Chicago Park District GO, 5.00% due 1/1/2020 (Capital Improvement Plan)	AA+/Ba1	530,000	584,749
Chicago Park District GO, 5.00% due 1/1/2021 (Capital Improvement Plan)	AA+/NR	2,840,000	3,211,642
Chicago Park District GO, 5.00% due 1/1/2022 (Capital Improvement Plan)	AA+/NR	1,485,000	1,714,863
Chicago Park District GO, 5.00% due 1/1/2022 (Capital Improvement Plan)	AA+/NR	1,940,000	2,240,293
Chicago Park District GO, 5.00% due 1/1/2023 (Capital Improvement Plan)	AA+/NR	1,605,000	1,889,727
Chicago Park District GO, 5.00% due 1/1/2023 (Capital Improvement Plan)	AA+/NR	1,675,000	1,972,145
Chicago Park District GO, 5.00% due 1/1/2023 (Capital Improvement Plan)	AA+/NR	3,215,000	3,785,341
Chicago Park District GO, 5.00% due 1/1/2024 (Capital Improvement Plan)	AA+/NR	1,305,000	1,556,395
Chicago Park District GO, 5.00% due 1/1/2024 (Capital Improvement Plan)	AA+/NR	1,340,000	1,598,138
Chicago Park District GO, 5.00% due 1/1/2024 (Capital Improvement Plan)	AA+/NR	1,760,000	2,099,046
Chicago School Reform Board of Trustees of the Board of Education GO, 5.25% due 12/1/2021 (School District Capital Improvement Program; Insured: Natl-Re)	AA-/A3	1,500,000	1,661,955
Chicago Transit Authority, 5.25% due 6/1/2017 (Federal Transit Program-Rail Systems; Insured: AGM)	A/A3	3,000,000	3,073,830
Chicago Transit Authority, 5.50% due 6/1/2018 (Federal Transit Program-Rail Systems; Insured: AGM)	A/A3	2,500,000	2,661,125
City of Chicago, 4.00% due 1/1/2017 (Wastewater Transmission System)	A/NR	2,000,000	2,012,160
City of Chicago, 4.00% due 1/1/2018 (Wastewater Transmission System)	A/Baa3	1,475,000	1,517,583

18    Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2016

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
City of Chicago, 5.00% due 1/1/2018 (Wastewater Transmission System)	A/NR	$2,500,000	$2,603,050
City of Chicago, 5.00% due 1/1/2019 (Wastewater Transmission System)	A/NR	1,750,000	1,875,860
[a] City of Chicago, 5.00% due 1/1/2020 (Wastewater Transmission System)	A/NR	1,000,000	1,099,970
City of Chicago, 5.00% due 1/1/2020 (Project Fund; Insured: AGM)	AA/A2	1,320,000	1,338,071
City of Chicago, 5.50% due 1/1/2020 (Wastewater Transmission System; Insured: BHAC)	AA+/Aa1	1,250,000	1,310,988
City of Chicago, 5.00% due 1/1/2021 (Wastewater Transmission System)	A/NR	1,000,000	1,123,430
City of Chicago, 5.00% due 1/1/2021 (Riverwalk Expansion Project; Insured: AGM)	BBB/Ba1	1,410,000	1,508,940
City of Chicago, 5.00% due 1/1/2022 (Wastewater Transmission System)	A/NR	2,000,000	2,293,400
City of Chicago, 5.00% due 1/1/2023 (Chicago Midway Airport)	A/A3	6,215,000	7,558,248
City of Chicago, 5.00% due 1/1/2023 (Wastewater Transmission System)	A/NR	3,000,000	3,497,640
City of Chicago, 5.00% due 1/1/2023 (Riverwalk Expansion Project; Insured: AGM)	BBB/Ba1	1,000,000	1,089,390
City of Chicago, 5.00% due 1/1/2024 (Project Fund)	AA/Ba1	5,510,000	5,841,812
City of Chicago, 5.00% due 1/1/2024 (Chicago Midway Airport)	A/A3	16,060,000	19,127,781
City of Chicago, 5.00% due 1/1/2024 (Wastewater Transmission System)	A/NR	6,250,000	7,380,312
City of Chicago, 5.00% due 1/1/2025 (Wastewater Transmission System)	A/NR	4,500,000	5,371,065
City of Chicago, 5.00% due 1/1/2026 (Project Fund)	AA/Ba1	6,030,000	6,354,836
City of Chicago, 5.00% due 1/1/2027 (Project Fund)	AA/Ba1	6,310,000	6,637,994
City of Chicago Board of Education GO, 5.00% due 12/1/2018 (Insured: Natl-Re)	AA-/A3	1,000,000	1,047,250
City of Chicago Building Acquisition Certificates GO, 5.40% due 1/1/2018 (Parking Facility Improvements; Insured: AGM)	AA/A2	1,110,000	1,114,129
City of Chicago GO, 5.44% due 1/1/2018 (Transportation Infrastructure Capital Projects; Insured: Natl-Re)	AA-/A3	3,050,000	3,083,885
City of Chicago School Reform Board of Trustees GO, 5.25% due 12/1/2017 (Insured: Natl-Re)	AA-/A3	4,100,000	4,231,897
City of Mount Vernon GO, 4.00% due 12/15/2019 (Various Municipal Capital Improvements; Insured: AGM)	AA/A2	1,000,000	1,083,960
City of Mount Vernon GO, 4.00% due 12/15/2020 (Various Municipal Capital Improvements; Insured: AGM)	AA/A2	785,000	866,169
City of Mount Vernon GO, 4.00% due 12/15/2021 (Various Municipal Capital Improvements; Insured: AGM)	AA/A2	1,640,000	1,797,686
City of Quincy, 5.00% due 11/15/2016 (Blessing Hospital)	A/A2	1,750,000	1,757,980
City of Quincy, 5.00% due 11/15/2017 (Blessing Hospital)	A/A2	500,000	520,100
City of Waukegan GO, 5.00% due 12/30/2019 (Lakehurst Redevelopment Project; Insured: AGM)	NR/A2	1,935,000	2,137,962
City of Waukegan GO, 5.00% due 12/30/2020 (Lakehurst Redevelopment Project; Insured: AGM)	NR/A2	1,000,000	1,131,660
City of Waukegan GO, 5.00% due 12/30/2021 (Lakehurst Redevelopment Project; Insured: AGM)	NR/A2	2,100,000	2,426,067
City of Waukegan GO, 5.00% due 12/30/2022 (Lakehurst Redevelopment Project; Insured: AGM)	NR/A2	1,000,000	1,176,700
Community College District No. 516 GO, 4.50% due 12/15/2020 (Waubonsee Community College)	NR/Aa1	1,325,000	1,502,987
Community College District No. 516 GO, 5.00% due 12/15/2021 (Waubonsee Community College)	NR/Aa1	6,175,000	7,316,510
Community Consolidated School District No. 146 GO, 9.00% due 12/1/2016 (Tinley Park; Insured: Natl-Re)	NR/Aa2	1,315,000	1,332,108
Community Consolidated School District No. 158 GO, 0% due 1/1/2017 (McHenry and Kane Counties; Insured: Natl-Re) (ETM)	NR/A3	95,000	94,767
Community Consolidated School District No. 158 GO, 0% due 1/1/2017 (McHenry and Kane Counties; Insured: Natl-Re)	NR/A3	1,090,000	1,085,171
Community Consolidated School District No. 93 GO, 2.00% due 1/1/2017 (Village of Carol Stream)	AA+/NR	370,000	371,021
Community High School District No. 127 GO, 9.00% due 2/1/2017 (Lake County-Grayslake Educational Facilities.; Insured: AGM)	AA+/A2	2,025,000	2,075,463
Community High School District No. 127 GO, 7.375% due 2/1/2020 (Lake County-Grayslake Educational Facilities.; Insured: Syncora)	AA+/NR	1,000,000	1,190,070
Community Unit School District No. 200 GO, 5.25% due 10/1/2023 (DuPage County Educational Facilities; Insured: FSA)	AA/Aa3	1,000,000	1,115,640
Community Unit School District No. 302 GO, 0% due 2/1/2021 (Kane & DeKalb County Educational Facilities; Insured: Natl-Re)	NR/Aa3	3,165,000	2,884,486
Community Unit School District No. 428 GO, 0% due 1/1/2021 (DeKalb County Educational Facilities)	AA-/Aa2	6,140,000	5,632,590
Cook County Community College District No. 508 GO, 5.00% due 12/1/2020 (City Colleges of Chicago)	A+/NR	720,000	810,173
Cook County Community College District No. 508 GO, 5.00% due 12/1/2021 (City Colleges of Chicago)	A+/NR	1,000,000	1,140,540
Cook County Community College District No. 508 GO, 5.00% due 12/1/2022 (City Colleges of Chicago)	A+/NR	1,250,000	1,452,800
Cook County Community College District No. 508 GO, 5.00% due 12/1/2023 (City Colleges of Chicago)	A+/NR	1,250,000	1,465,463
Cook County School District No. 97 GO, 9.00% due 12/1/2018 (Village of Oak Park; Insured: Natl-Re)	NR/Aa2	4,000,000	4,644,080
Cook County Township High School District No. 227 GO, 5.00% due 12/1/2018 (Rich Township Educational Facilities; Insured: AGM)	NR/Aa3	190,000	191,381
County of Cook GO, 5.00% due 11/15/2019 (Capital Improvement Plan)	AA-/A2	3,690,000	4,064,350
County of Cook GO, 4.00% due 11/15/2020 (Capital Improvement Plan)	AA-/A2	925,000	1,004,772
County of Cook GO, 5.00% due 11/15/2020 (Capital Improvement Plan)	AA-/A2	3,590,000	3,946,702
County of Cook GO, 5.00% due 11/15/2020 (Capital Improvement Plan)	AA-/A2	2,000,000	2,251,600
County of Cook GO, 4.00% due 11/15/2021 (Capital Improvement Plan)	AA-/A2	2,000,000	2,201,060
County of Cook GO, 5.00% due 11/15/2021 (Capital Improvement Plan)	AA-/A2	5,000,000	5,745,500
County of Cook GO, 5.00% due 11/15/2021 (Capital Improvement Plan)	AA-/A2	2,105,000	2,418,856
County of Cook GO, 4.00% due 11/15/2022 (Capital Improvement Plan)	AA-/A2	1,000,000	1,111,620
County of Cook GO, 5.00% due 11/15/2022 (Capital Improvement Plan)	AA-/A2	1,500,000	1,757,940
Forest Preserve District of Cook County GO, 5.00% due 11/15/2021	AA/A2	1,500,000	1,709,310
Forest Preserve District of DuPage County GO, 5.00% due 11/1/2020	AAA/Aaa	500,000	574,810
Forest Preserve District of DuPage County GO, 5.00% due 11/1/2021	AAA/Aaa	1,425,000	1,681,073
Forest Preserve District of DuPage County GO, 5.00% due 11/1/2022	AAA/Aaa	900,000	1,083,510
Forest Preserve District of DuPage County GO, 5.00% due 11/1/2023	AAA/Aaa	1,300,000	1,596,257

Annual Report    19

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2016

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Forest Preserve District of DuPage County GO, 5.00% due 11/1/2024	AAA/Aaa	$5,000,000	$6,236,500
Illinois Educational Facilities Authority, 4.75% due 3/1/2030 put 3/1/2017 (Art Institute of Chicago)	AA-/NR	3,030,000	3,068,542
Illinois Educational Facilities Authority, 5.00% due 3/1/2030 put 3/1/2017 (Art Institute of Chicago)	NR/A1	3,000,000	3,041,280
Illinois Educational Facilities Authority, 5.25% due 3/1/2034 put 3/1/2018 (Art Institute of Chicago)	NR/NR	3,600,000	3,770,316
Illinois Educational Facilities Authority, 3.40% due 11/1/2036 put 11/1/2017 (Field Museum of Natural History)	A/NR	1,300,000	1,322,347
Illinois Finance Authority, 5.00% due 11/15/2016 (Rush University Medical Center)	A+/A1	1,750,000	1,759,345
Illinois Finance Authority, 5.00% due 12/1/2016 (Columbia College) (ETM)	BBB+/NR	1,710,000	1,722,227
Illinois Finance Authority, 5.00% due 11/1/2017 (Rush University Medical Center; Insured: Natl-Re) (ETM)	AA-/Aaa	1,000,000	1,044,730
Illinois Finance Authority, 5.00% due 12/1/2017 (Columbia College) (ETM)	BBB+/NR	1,395,000	1,461,458
Illinois Finance Authority, 5.50% due 11/1/2018 (Advocate Health Care)	AA/Aa2	1,000,000	1,066,330
Illinois Finance Authority, 5.25% due 5/1/2019 (Educational Advancement Fund, Inc.)	NR/Baa3	4,675,000	4,685,893
Illinois Finance Authority, 5.00% due 4/1/2020 (Advocate Health Care)	AA/Aa2	1,315,000	1,447,697
Illinois Finance Authority, 5.00% due 11/15/2020 (Rush University Medical Center)	A+/A1	250,000	286,895
Illinois Finance Authority, 5.00% due 11/15/2021 (Rush University Medical Center)	A+/A1	250,000	294,355
Illinois Finance Authority, 4.00% due 12/1/2021 (Trinity Health)	AA-/Aa3	1,000,000	1,121,060
Illinois Finance Authority, 5.00% due 11/15/2022 (Rush University Medical Center)	A+/A1	250,000	301,345
Illinois Finance Authority, 5.00% due 8/1/2023 (Advocate Health Care)	AA/Aa2	565,000	691,447
Illinois Finance Authority, 5.00% due 11/15/2023 (Rush University Medical Center)	A+/A1	1,000,000	1,229,030
Illinois Finance Authority, 5.00% due 8/1/2024 (Advocate Health Care)	AA/Aa2	800,000	997,000
Illinois Finance Authority, 5.00% due 11/15/2024 (Rush University Medical Center)	A+/A1	500,000	624,395
Illinois Finance Authority, 5.00% due 8/1/2025 (Advocate Health Care)	AA/Aa2	1,400,000	1,735,468
Illinois Finance Authority, 5.00% due 11/15/2025 (Rush University Medical Center)	A+/A1	1,655,000	2,073,698
Illinois Finance Authority, 5.00% due 11/1/2030 put 1/15/2020 (Advocate Health Care)	AA/Aa2	1,250,000	1,404,888
Illinois Finance Authority, 0.88% due 8/15/2042 put 10/3/2016 (Northwestern Memorial Hospital; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AA+/Aa2	33,690,000	33,690,000
Illinois HFA, 0.86% due 8/15/2035 put 10/3/2016 (Evanston Hospital Corp.; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AA/Aa2	19,300,000	19,300,000
Illinois State Toll Highway Authority, 5.00% due 1/1/2023	AA-/Aa3	4,000,000	4,848,480
Illinois State Toll Highway Authority, 5.00% due 1/1/2024	AA-/Aa3	6,500,000	8,027,565
Illinois State Toll Highway Authority, 5.00% due 1/1/2025	AA-/Aa3	6,500,000	7,241,390
Kane McHenry Cook & DeKalb Counties Unit School District No. 300 GO, 0% due 12/1/2021 (Insured: AMBAC) (ETM)	NR/Aa3	765,000	713,110
Kane McHenry Cook & DeKalb Counties Unit School District No. 300 GO, 0% due 12/1/2021 (Insured: AMBAC)	NR/Aa3	1,235,000	1,104,708
Kane McHenry Cook & DeKalb Counties Unit School District No. 300 GO, 5.00% due 1/1/2024	AA/NR	7,150,000	8,639,488
McHenry County Conservation District GO, 5.00% due 2/1/2021	AA+/Aa1	2,325,000	2,692,001
McHenry County Conservation District GO, 5.00% due 2/1/2025	AA+/Aa1	2,000,000	2,498,840
Metropolitan Pier & Exposition Authority, 5.00% due 12/15/2020 (McCormick Place Expansion)	BBB-/NR	4,000,000	4,477,520
Railsplitter Tobacco Settlement Authority, 5.00% due 6/1/2019	A/NR	22,000,000	24,112,220
Railsplitter Tobacco Settlement Authority, 5.125% due 6/1/2019	A/NR	6,780,000	7,453,118
State of Illinois, 5.00% due 6/15/2021 pre-refunded 6/15/2019 (Build Illinois Bond Retirement & Interest Fund)	AAA/Baa2	9,945,000	11,022,839
State of Illinois, 5.00% due 6/15/2023 (Build Illinois)	AAA/NR	5,825,000	7,081,802
State of Illinois, 5.00% due 6/15/2024 (Build Illinois)	AAA/NR	6,825,000	8,436,928
State of Illinois, 5.00% due 6/15/2025 (Build Illinois)	AAA/NR	8,825,000	11,043,164
State of Illinois, 5.00% due 6/15/2026 (Build Illinois)	AAA/NR	8,825,000	11,162,566
State of Illinois, 5.00% due 6/15/2027 (Build Illinois)	AAA/NR	5,825,000	7,323,714
Town of Cicero Cook County GO, 5.00% due 1/1/2019 (Cicero and Laramie Development Areas; Insured: AGM)	AA/A2	2,000,000	2,160,000
Town of Cicero Cook County GO, 5.00% due 12/1/2019 (Cicero and Laramie Development Areas)	A+/NR	1,070,000	1,173,148
Town of Cicero Cook County GO, 5.00% due 1/1/2020 (Cicero and Laramie Development Areas; Insured: AGM)	AA/A2	1,450,000	1,610,979
Town of Cicero Cook County GO, 5.00% due 1/1/2021 (Cicero and Laramie Development Areas; Insured: AGM)	AA/A2	1,250,000	1,420,163
Town of Cicero GO, 5.00% due 1/1/2018 (Cicero and Laramie Development Areas; Insured: AGM)	AA/A2	2,375,000	2,484,108
University of Illinois Board of Trustees, 0.86% due 1/15/2022 put 10/3/2016 (UIC South Campus Development; LOC: JPMorgan Chase Bank, N.A.) (daily demand notes)	AA+/Aa1	15,410,000	15,410,000
University of Illinois Board of Trustees COP, 5.00% due 10/1/2019 (Insured: AGM)	AA/Aa3	2,000,000	2,080,760
Village of Downers Grove GO, 3.00% due 1/1/2017	AAA/NR	970,000	974,278
Village of Melrose Park, 5.20% due 7/1/2018 (Insured: Natl-Re)	AA-/A3	1,190,000	1,202,317
Village of Tinley Park GO, 4.00% due 12/1/2022	AA+/NR	625,000	711,525
Will & Kendall Counties Plainfield Community Consolidated School District 202 GO, 5.00% due 1/1/2023 (Capital Improvements; Insured: BAM)	AA/Aa3	8,050,000	9,688,175
Will & Kendall Counties Plainfield Community Consolidated School District 202 GO, 5.00% due 1/1/2024 (Capital Improvements; Insured: BAM)	AA/Aa3	4,580,000	5,596,577
Will & Kendall Counties Plainfield Community Consolidated School District 202 GO, 5.00% due 1/1/2025 (Capital Improvements; Insured: BAM)	AA/Aa3	8,495,000	10,512,138
Will County Valley View Community Unit School District No. 365 GO, 0% due 11/1/2018 (Insured: AGM)	AA/Aa2	3,370,000	3,253,263

INDIANA — 1.59%
Avon Community School Building Corp., 5.00% due 7/15/2017 (Insured: AMBAC) (State Aid Withholding)	AA+/NR	2,500,000	2,580,600
Board of Trustees for the Vincennes University, 4.00% due 6/1/2018	NR/Aa3	1,000,000	1,047,970
Board of Trustees for the Vincennes University, 5.00% due 6/1/2020	NR/Aa3	1,000,000	1,140,450

20    Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2016

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
City of Carmel Redevelopment Authority, 5.00% due 8/1/2021 (Road and Intersection Improvements)	AA+/NR	$2,405,000	$2,808,848
City of Carmel Redevelopment Authority, 5.00% due 8/1/2022 (Road and Intersection Improvements)	AA+/NR	2,510,000	3,000,931
City of Carmel Redevelopment District COP, 5.75% due 7/15/2022 pre-refunded 1/15/2021 (CFP Energy Center, LLC Installment Purchase Agreement)	NR/NR	2,970,000	3,356,605
City of Fort Wayne, 2.00% due 12/1/2016 (Waterworks Utility Improvements)	NR/Aa3	1,160,000	1,162,111
City of Fort Wayne, 2.00% due 12/1/2017 (Waterworks Utility Improvements)	NR/Aa3	1,175,000	1,186,738
Clay Multiple School Building Corp., 5.00% due 1/15/2017 (State Aid Withholding)	AA+/NR	1,000,000	1,011,440
Duneland School Building Corp., 0% due 2/1/2020 (State Aid Withholding)	A/NR	2,970,000	2,820,401
Duneland School Building Corp., 0% due 8/1/2020 (State Aid Withholding)	A/NR	3,470,000	3,266,068
Duneland School Building Corp., 0% due 2/1/2021 (State Aid Withholding)	A/NR	2,770,000	2,584,493
Duneland School Building Corp., 0% due 8/1/2021 (State Aid Withholding)	A/NR	3,270,000	3,022,363
Hamilton Southeastern Consolidated School Building Corp., 5.00% due 7/15/2021 (Educational Facilities; Insured: State Intercept)	AA+/NR	1,230,000	1,443,036
Hamilton Southeastern Consolidated School Building Corp., 5.00% due 7/15/2022 (Educational Facilities; Insured: State Intercept)	AA+/NR	885,000	1,063,363
Hamilton Southeastern Consolidated School Building Corp., 5.00% due 7/15/2023 (Educational Facilities; Insured: State Intercept)	AA+/NR	570,000	697,794
Hamilton Southeastern Consolidated School Building Corp., 5.00% due 1/15/2024 (Educational Facilities; Insured: State Intercept)	AA+/NR	525,000	647,220
Indiana Bond Bank, 5.25% due 10/15/2016 (Special Gas Program)	NR/A3	1,545,000	1,547,766
Indiana Bond Bank, 5.00% due 10/15/2017 (Special Gas Program)	NR/A3	5,000,000	5,186,000
Indiana Bond Bank, 5.00% due 8/1/2021 (Columbus Learning Center)	AA/NR	1,300,000	1,509,690
Indiana Finance Authority, 5.00% due 5/1/2017 (Parkview Health Systems)	A+/Aa3	1,000,000	1,023,010
Indiana Finance Authority, 5.00% due 9/15/2017 (Marian University Health Sciences)	BBB-/NR	1,940,000	1,987,297
Indiana Finance Authority, 4.00% due 5/1/2018 (Community Health Network)	A/A2	2,820,000	2,948,677
Indiana Finance Authority, 5.25% due 7/1/2018 (Wabash Correctional Facilities)	AA+/Aa1	1,000,000	1,074,010
Indiana Finance Authority, 5.25% due 7/1/2018 (Rockville Correctional Facilities) (ETM)	AA+/Aa1	2,150,000	2,313,034
Indiana Finance Authority, 5.00% due 9/15/2018 (Marian University Health Sciences)	BBB-/NR	1,790,000	1,874,291
Indiana Finance Authority, 5.00% due 11/1/2018 (Sisters of St. Francis Health Services, Inc.)	NR/Aa3	1,250,000	1,349,263
Indiana Finance Authority, 5.00% due 11/1/2018 (Indianapolis Airport)	AA+/Aa2	2,750,000	2,970,165
Indiana Finance Authority, 5.00% due 5/1/2019 (Community Health Network)	A/A2	1,790,000	1,960,605
Indiana Finance Authority, 5.00% due 9/15/2019 (Marian University Health Sciences)	BBB-/NR	1,250,000	1,332,300
Indiana Finance Authority, 5.00% due 3/1/2020 (Indiana University Health System)	AA-/Aa3	5,000,000	5,668,250
Indiana Finance Authority, 5.00% due 5/1/2020 (Community Health Network)	A/A2	860,000	971,129
Indiana Finance Authority, 5.00% due 9/15/2020 (Marian University Health Sciences)	BBB-/NR	2,245,000	2,428,821
Indiana Finance Authority, 5.00% due 3/1/2021 (Indiana University Health System)	AA-/Aa3	9,880,000	11,517,610
Indiana Finance Authority, 5.00% due 5/1/2021 (Community Health Network)	A/A2	2,250,000	2,611,102
Indiana Finance Authority, 5.00% due 9/15/2021 (Marian University Health Sciences)	BBB-/NR	2,320,000	2,544,599
Indiana Finance Authority, 5.00% due 10/1/2021 (CWA Authority, Inc. Wastewater System Project)	AA/NR	500,000	591,450
Indiana Finance Authority, 5.00% due 3/1/2022 (Indiana University Health System)	AA-/Aa3	3,240,000	3,752,762
Indiana Finance Authority, 5.00% due 5/1/2022 (Community Health Network)	A/A2	1,230,000	1,462,285
[a] Indiana Finance Authority, 5.00% due 5/1/2022 (Parkview Regional Medical Center)	A+/Aa3	1,135,000	1,358,096
Indiana Finance Authority, 5.00% due 10/1/2023 (CWA Authority, Inc. Wastewater System Project)	AA/NR	1,000,000	1,235,210
Indiana Finance Authority, 5.00% due 10/1/2024 (CWA Authority, Inc. Wastewater System Project)	AA/NR	500,000	627,005
Indiana HFFA, 5.00% due 10/1/2027 put 6/1/2017 (Ascension Health)	NR/Aa3	6,590,000	6,766,678
Knox Middle School Building Corp., 0% due 1/15/2020 (Insured: Natl-Re) (State Aid Withholding)	AA-/A3	1,295,000	1,210,022
Lake Central Multi-District School Building Corp., 4.00% due 1/15/2019 (Educational Facilities) (State Aid Withholding)	AA+/A2	1,000,000	1,061,880
Lake Central Multi-District School Building Corp., 5.00% due 7/15/2019 (Educational Facilities) (State Aid Withholding)	AA+/A2	1,680,000	1,855,140
Lake Central Multi-District School Building Corp., 4.00% due 1/15/2020 (Educational Facilities) (State Aid Withholding)	AA+/A2	1,345,000	1,458,343
[a] Lake Central Multi-District School Building Corp., 5.00% due 7/15/2020 (Educational Facilities) (State Aid Withholding)	AA+/A2	1,170,000	1,330,852
Lake Central Multi-District School Building Corp., 4.00% due 1/15/2021 (Educational Facilities) (State Aid Withholding)	AA+/A2	1,250,000	1,380,237
Lake Central Multi-District School Building Corp., 5.00% due 7/15/2021 (Educational Facilities) (State Aid Withholding)	AA+/A2	1,250,000	1,457,575
Lake Central Multi-District School Building Corp., 4.00% due 1/15/2022 (Educational Facilities) (State Aid Withholding)	AA+/A2	1,455,000	1,628,029
Lake Central Multi-District School Building Corp., 5.00% due 7/15/2022 (Educational Facilities) (State Aid Withholding)	AA+/A2	1,000,000	1,193,220
Metropolitan School District of Pike Township GO, 3.00% due 1/15/2017 (College Park Ancillary Rooms) (State Aid Withholding)	AA+/NR	2,115,000	2,128,240
Perry Township Multischool Building Corp., 4.00% due 1/15/2018 (Educational Facilities) (State Aid Withholding)	AA+/NR	1,000,000	1,037,740
Perry Township Multischool Building Corp., 3.00% due 1/10/2019 (Educational Facilities) (State Aid Withholding)	AA+/NR	1,000,000	1,041,440
Perry Township Multischool Building Corp., 4.00% due 7/10/2019 (Educational Facilities) (State Aid Withholding)	AA+/NR	1,000,000	1,077,080
Perry Township Multischool Building Corp., 5.00% due 7/10/2020 (Educational Facilities) (State Aid Withholding)	AA+/NR	2,090,000	2,373,926
Perry Township Multischool Building Corp., 5.00% due 7/10/2021 (Educational Facilities) (State Aid Withholding)	AA+/NR	1,000,000	1,167,200
Pike Township Multischool Building Corp., 4.00% due 1/15/2017 (Metropolitan School District of Pike Township) (State Aid Withholding)	AA+/NR	1,080,000	1,089,904
Whitko High School Building Corp., 4.00% due 7/15/2018 (School Corp. Capital Improvements) (State Aid Withholding)	AA+/NR	1,025,000	1,076,957
Zionsville Community Schools Building Corp., 5.00% due 7/15/2019 (Insured: AGM) (State Aid Withholding)	AA/A2	1,100,000	1,222,056

Annual Report    21

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2016

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
IOWA — 0.34%
Des Moines Independent Community School District, 4.00% due 6/1/2019 (School Infrastructure; Insured: AGM)	AA/A2	$3,870,000	$4,156,264
Des Moines Independent Community School District, 4.00% due 6/1/2020 (School Infrastructure; Insured: AGM)	AA/A2	3,990,000	4,380,262
Des Moines Independent Community School District, 4.00% due 6/1/2021 (School Infrastructure; Insured: AGM)	AA/A2	4,125,000	4,560,971
Des Moines Independent Community School District, 4.00% due 6/1/2022 (School Infrastructure; Insured: AGM)	AA/A2	2,140,000	2,357,616
Iowa Finance Authority, 5.00% due 2/15/2017 (Iowa Health System; Insured: AGM)	NR/Aa3	1,600,000	1,622,912
Iowa Finance Authority, 5.00% due 8/15/2017 (Iowa Health System; Insured: AGM) (ETM)	NR/Aa3	990,000	1,026,333
Iowa Finance Authority, 5.00% due 2/15/2018 (Iowa Health System; Insured: AGM)	NR/Aa3	1,405,000	1,479,114
Iowa Finance Authority, 5.00% due 7/1/2022 (Genesis Health System)	NR/A1	1,735,000	2,084,377
Iowa Finance Authority, 5.00% due 7/1/2023 (Genesis Health System)	NR/A1	2,000,000	2,455,140
Iowa Finance Authority, 5.00% due 7/1/2024 (Genesis Health System)	NR/A1	2,350,000	2,864,509

KANSAS — 0.83%
Johnson County USD No. 512 GO, 4.00% due 10/1/2016 (Shawnee Mission School District)	NR/Aaa	6,455,000	6,455,581
Johnson County USD No. 512 GO, 4.00% due 10/1/2017 (Shawnee Mission School District)	NR/Aaa	6,700,000	6,910,313
Kansas DFA, 5.00% due 4/1/2020 (National Bio and Agro-Defense Facility)	A+/Aa3	6,980,000	7,882,025
Kansas DFA, 5.00% due 12/1/2020 (New Jobs Training; Insured: BAM)	AA/NR	1,500,000	1,682,955
Kansas DFA, 5.00% due 4/1/2021 (National Bio and Agro-Defense Facility)	A+/Aa3	5,075,000	5,886,442
Kansas DFA, 5.00% due 4/1/2022 (National Bio and Agro-Defense Facility)	A+/Aa3	2,730,000	3,238,463
Kansas DFA, 5.00% due 4/1/2023 (National Bio and Agro-Defense Facility)	A+/Aa3	8,110,000	9,826,157
Kansas DFA, 5.00% due 4/1/2024 (National Bio and Agro-Defense Facility)	A+/Aa3	9,275,000	11,282,388
Kansas DFA, 5.00% due 4/1/2025 (National Bio and Agro-Defense Facility)	A+/Aa3	7,280,000	8,804,286
Unified Government of Wyandotte County-Kansas City, 5.00% due 9/1/2022 (Utility Systems Improvement)	A+/A3	2,000,000	2,403,000
Unified Government of Wyandotte County-Kansas City, 5.00% due 9/1/2023 (Utility Systems Improvement)	A+/A3	1,000,000	1,226,500
Unified Government of Wyandotte County-Kansas City, 5.00% due 9/1/2024 (Utility Systems Improvement)	A+/A3	600,000	748,290

KENTUCKY — 2.47%
Commonwealth of Kentucky State Property and Buildings Commission, 5.00% due 11/1/2020 (Project No. 112)	A/Aa3	10,000,000	11,453,200
Commonwealth of Kentucky State Property and Buildings Commission, 5.00% due 11/1/2021 (Project No. 112)	A/Aa3	10,000,000	11,711,100
Commonwealth of Kentucky State Property and Buildings Commission, 5.00% due 11/1/2022 (Project No. 112)	A/Aa3	30,000,000	35,866,200
Commonwealth of Kentucky State Property and Buildings Commission, 5.00% due 11/1/2023 (Project No. 112)	A/Aa3	40,000,000	48,350,400
Commonwealth of Kentucky State Property and Buildings Commission, 5.00% due 11/1/2025 (Project No. 112)	A/Aa3	25,000,000	30,863,000
Commonwealth of Kentucky State Property and Buildings Commission, 5.00% due 11/1/2026 (Project No. 112)	A/Aa3	20,000,000	25,016,200
Kentucky Economic DFA, 0% due 10/1/2019 (Norton Healthcare, Inc.; Insured: Natl-Re)	AA-/A3	5,000,000	4,694,600
Kentucky Economic DFA, 0% due 10/1/2020 (Norton Healthcare, Inc.; Insured: Natl-Re)	AA-/A3	9,600,000	8,792,352
Kentucky Economic DFA, 0% due 10/1/2021 (Norton Healthcare, Inc.; Insured: Natl-Re)	AA-/A3	2,885,000	2,583,633
Kentucky Economic DFA, 0% due 10/1/2023 (Norton Healthcare, Inc.; Insured: Natl-Re)	AA-/A3	4,195,000	3,550,816
Lexington-Fayette Urban County Government Public Facilities Corp., 5.00% due 6/1/2022 (Eastern State Hospital)	A/Aa3	6,165,000	7,230,805
Louisville/Jefferson County Metropolitan Government, 5.00% due 10/1/2024 (Norton Healthcare, Inc.)	A-/NR	1,000,000	1,232,050
Louisville/Jefferson County Metropolitan Government, 5.00% due 10/1/2025 (Norton Healthcare, Inc.)	A-/NR	1,200,000	1,492,452
Louisville/Jefferson County Metropolitan Government, 5.00% due 10/1/2026 (Norton Healthcare, Inc.)	A-/NR	3,000,000	3,771,990

LOUISIANA — 2.42%
City of Bossier, 4.00% due 12/1/2018 (Public Improvements; Insured: AGM)	AA/Aa3	2,020,000	2,144,614
City of Bossier, 4.50% due 12/1/2021 (Public Improvements; Insured: AGM)	AA/Aa3	2,240,000	2,589,507
City of Lafayette, 4.00% due 11/1/2016 (Utilities System Improvements)	AA-/A1	1,395,000	1,398,920
City of Lafayette, 5.00% due 11/1/2019 (Utilities System Improvements)	AA-/A1	1,000,000	1,119,190
City of New Orleans GO, 5.00% due 10/1/2016 (Audubon Park Aquarium)	A/NR	2,380,000	2,380,262
City of New Orleans GO, 4.00% due 12/1/2016 (Public Improvements)	AA-/A3	3,000,000	3,016,530
City of New Orleans GO, 4.00% due 12/1/2017 (Public Improvements)	AA-/A3	750,000	776,602
City of New Orleans GO, 4.00% due 10/1/2018 (Audubon Park Aquarium; Insured: AGM)	AA/NR	1,110,000	1,162,858
City of New Orleans GO, 4.00% due 12/1/2018 (Public Improvements)	AA-/A3	700,000	744,716
City of New Orleans GO, 4.00% due 12/1/2019 (Public Improvements)	AA-/A3	750,000	816,937
City of New Orleans GO, 5.00% due 12/1/2019 (Public Improvements; Insured: AGM)	AA-/A3	3,080,000	3,450,524
City of New Orleans GO, 5.00% due 12/1/2020 (Public Improvements; Insured: AGM)	AA-/A3	3,250,000	3,748,582
City of New Orleans GO, 5.00% due 12/1/2020 (Public Improvements)	AA-/A3	1,315,000	1,516,734
City of New Orleans GO, 5.00% due 12/1/2021 (Public Improvements; Insured: AGM)	AA-/A3	5,700,000	6,738,426
City of New Orleans GO, 5.00% due 12/1/2021 (Public Improvements)	AA-/A3	1,200,000	1,418,616
City of Shreveport, 5.00% due 12/1/2020 (Water and Sewer System; Insured: BAM)	AA/A3	7,770,000	8,901,157
City of Shreveport, 5.00% due 12/1/2021 (Water and Sewer System; Insured: BAM)	AA/A3	8,185,000	9,580,870
City of Shreveport, 5.00% due 12/1/2022 (Water and Sewer System; Insured: BAM)	AA/A3	6,460,000	7,719,377
City of Shreveport, 5.00% due 12/1/2023 (Water and Sewer System; Insured: BAM)	AA/A3	4,245,000	5,166,929
City of Shreveport, 5.00% due 12/1/2024 (Water and Sewer System; Insured: BAM)	AA/A3	4,490,000	5,529,884
Consolidated Sales Tax District A of the Parish of LaFourche, 4.00% due 3/1/2021 (Roads, Bridges & Drainage Works)	A/NR	1,990,000	2,209,198
Consolidated Sales Tax District A of the Parish of LaFourche, 4.00% due 3/1/2022 (Roads, Bridges & Drainage Works)	A/NR	1,545,000	1,743,054
East Baton Rouge Sewerage Commission, 5.00% due 2/1/2023 (Wastewater System Improvements)	AA-/Aa3	450,000	548,847
East Baton Rouge Sewerage Commission, 5.00% due 2/1/2024 (Wastewater System Improvements)	AA-/Aa3	1,000,000	1,241,600

22    Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2016

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
East Baton Rouge Sewerage Commission, 5.00% due 2/1/2025 (Wastewater System Improvements)	AA-/Aa3	$700,000	$881,958
Ernest N. Morial - New Orleans Exhibition Hall Authority, 5.00% due 7/15/2020 (Convention Center)	NR/A1	1,000,000	1,138,740
Ernest N. Morial - New Orleans Exhibition Hall Authority, 5.00% due 7/15/2021 (Convention Center)	NR/A1	780,000	911,531
Ernest N. Morial - New Orleans Exhibition Hall Authority, 5.00% due 7/15/2022 (Convention Center)	NR/A1	1,000,000	1,196,900
Ernest N. Morial - New Orleans Exhibition Hall Authority, 5.00% due 7/15/2023 (Convention Center)	NR/A1	1,000,000	1,190,770
Jefferson Sales Tax District Parish of Jefferson, 5.00% due 12/1/2018 (Sewerage Capital Project; Insured: AGM)	AA/A2	2,000,000	2,171,080
Louisiana Energy & Power Authority, 5.00% due 1/1/2020 (Rodemacher Unit No. 2 Power)	A-/Baa1	1,000,000	1,119,150
Louisiana Energy & Power Authority, 5.00% due 1/1/2021 (Rodemacher Unit No. 2 Power)	A-/Baa1	1,000,000	1,150,340
Louisiana Energy & Power Authority, 5.00% due 6/1/2022 (LEPA Unit No. 1 Power; Insured: AGM)	AA/A2	1,000,000	1,201,380
Louisiana Energy & Power Authority, 5.00% due 1/1/2023 (Rodemacher Unit No. 2 Power)	A-/Baa1	1,640,000	1,962,932
Louisiana Energy & Power Authority, 5.00% due 6/1/2023 (LEPA Unit No. 1 Power; Insured: AGM)	AA/A2	750,000	921,795
Louisiana Local Govt Environmental Facilities & Community Development Authority, 4.00% due 10/1/2016 (Town of Vinton Public Power Authority; Insured: AGM)	AA/NR	1,000,000	1,000,080
Louisiana Local Govt Environmental Facilities & Community Development Authority, 5.00% due 3/1/2017 (Independence Stadium)	A/NR	1,265,000	1,283,178
Louisiana Local Govt Environmental Facilities & Community Development Authority, 4.00% due 10/1/2017 (Town of Vinton Public Power Authority; Insured: AGM)	AA/NR	1,000,000	1,024,690
Louisiana Local Govt Environmental Facilities & Community Development Authority, 5.00% due 3/1/2018 (Independence Stadium)	A/NR	1,000,000	1,048,140
Louisiana Local Govt Environmental Facilities & Community Development Authority, 4.50% due 10/1/2018 (Town of Vinton Public Power Authority; Insured: AGM)	AA/NR	1,000,000	1,058,560
Louisiana Local Govt Environmental Facilities & Community Development Authority, 4.00% due 12/1/2018 (Bossier Parish Community College - Campus Facilities Project, Inc.)	AA-/NR	2,655,000	2,817,619
Louisiana Local Govt Environmental Facilities & Community Development Authority, 4.50% due 10/1/2019 (Town of Vinton Public Power Authority; Insured: AGM)	AA/NR	1,000,000	1,083,160
Louisiana Local Govt Environmental Facilities & Community Development Authority, 4.00% due 12/1/2019 (Bossier Parish Community College - Campus Facilities, Inc. Project)	AA-/NR	1,310,000	1,423,865
Louisiana Local Govt Environmental Facilities & Community Development Authority, 5.00% due 12/1/2020 (Bossier Parish Community College - Campus Facilities, Inc. Project)	AA-/NR	1,200,000	1,377,936
Louisiana Offshore Terminal Authority, 5.00% due 10/1/2018 (Deepwater Oil Port-Loop LLC)	BBB/NR	22,140,000	23,620,059
Louisiana Offshore Terminal Authority, 2.20% due 10/1/2040 put 10/1/2017 (Deepwater Oil Port-Loop LLC)	BBB/NR	6,000,000	6,044,040
Louisiana Public Facilities Authority, 5.00% due 5/15/2017 (Ochsner Clinic Foundation) (ETM)	NR/NR	285,000	292,498
Louisiana Public Facilities Authority, 5.00% due 5/15/2017 (Ochsner Clinic Foundation)	NR/Baa1	750,000	768,390
Louisiana Public Facilities Authority, 5.00% due 5/15/2018 (Ochsner Clinic Foundation)	NR/Baa1	1,450,000	1,486,119
Louisiana Public Facilities Authority, 5.00% due 5/15/2018 pre-refunded 5/15/2017 (Ochsner Clinic Foundation)	NR/NR	550,000	564,471
Louisiana Public Facilities Authority, 5.00% due 6/1/2022 (Hurricane Recovery Program)	NR/A1	2,945,000	3,488,824
Louisiana Public Facilities Authority, 5.00% due 6/1/2023 (Hurricane Recovery Program)	NR/A1	5,000,000	6,032,050
Louisiana State Office Facilities Corp., 5.00% due 5/1/2018 (State Capitol)	NR/A1	2,500,000	2,654,500
Louisiana State Office Facilities Corp., 5.00% due 5/1/2021 (State Capitol)	NR/A1	4,595,000	5,193,407
New Orleans Regional Transit Authority, 5.00% due 12/1/2017 (Streetcar Rail Lines; Insured: AGM)	AA/Aa3	755,000	788,779
New Orleans Regional Transit Authority, 5.00% due 12/1/2019 (Streetcar Rail Lines; Insured: AGM)	AA/Aa3	1,000,000	1,116,600
New Orleans Regional Transit Authority, 5.00% due 12/1/2021 (Streetcar Rail Lines; Insured: AGM)	AA/Aa3	1,000,000	1,140,850
New Orleans Regional Transit Authority, 5.00% due 12/1/2022 (Streetcar Rail Lines; Insured: AGM)	AA/Aa3	1,110,000	1,269,052
Parish of LaFourche, 5.00% due 1/1/2019 (Roads, Highways & Bridges)	AA-/NR	595,000	645,926
Parish of LaFourche, 5.00% due 1/1/2022 (Roads, Highways & Bridges)	AA-/NR	415,000	488,783
Parish of LaFourche, 5.00% due 1/1/2023 (Roads, Highways & Bridges)	AA-/NR	515,000	618,783
Parish of Orleans School District GO, 5.00% due 9/1/2018 (Insured: AGM)	AA/Aa3	4,800,000	5,130,480
Parish of Orleans School District GO, 5.00% due 9/1/2020 (Insured: AGM)	AA/Aa3	3,840,000	4,348,109
Parish of Plaquemines Law Enforcement District GO, 5.00% due 9/1/2019	A+/NR	1,005,000	1,092,736
Parish of Plaquemines Law Enforcement District GO, 5.00% due 9/1/2021 pre-refunded 9/1/2019	A+/NR	1,115,000	1,246,537
Parish of St. Charles, 4.00% due 12/1/2040 put 6/1/2022 (Valero Energy Corp. Refinery)	BBB/Baa2	14,195,000	15,703,645
Parish of Terrebonne Hospital Service District No. 1, 4.00% due 4/1/2017 (Terrebonne General Medical Center)	A+/A2	1,000,000	1,014,580
Parish of Terrebonne Hospital Service District No. 1, 5.00% due 4/1/2018 (Terrebonne General Medical Center)	A+/A2	1,000,000	1,057,510
Parish of Terrebonne Hospital Service District No. 1, 5.00% due 4/1/2019 (Terrebonne General Medical Center)	A+/A2	1,810,000	1,977,208
Parish of Terrebonne Hospital Service District No. 1, 5.00% due 4/1/2021 (Terrebonne General Medical Center)	A+/A2	2,320,000	2,607,077

MAINE — 0.08%
Maine Governmental Facilities Authority, 5.00% due 10/1/2020 (Augusta & Machias Courthouses)	AA-/Aa3	1,245,000	1,426,982
Maine Governmental Facilities Authority, 5.00% due 10/1/2021 (Augusta & Machias Courthouses)	AA-/Aa3	1,315,000	1,546,427
Maine Governmental Facilities Authority, 5.00% due 10/1/2022 (Augusta & Machias Courthouses)	AA-/Aa3	1,175,000	1,412,855
Maine Governmental Facilities Authority, 5.00% due 10/1/2023 (Augusta & Machias Courthouses)	AA-/Aa3	1,445,000	1,773,000

MARYLAND — 0.41%
Maryland Economic Development Corp., 5.00% due 6/1/2021 (Public Health Laboratory)	AA+/Aa1	8,725,000	10,246,291
Maryland Economic Development Corp., 4.00% due 6/1/2022 (Public Health Laboratory)	AA+/Aa1	8,245,000	9,221,868
Prince George’s County GO, 5.00% due 9/15/2017 (Consolidated Public Improvements)	AAA/Aaa	12,340,000	12,835,204

Annual Report    23

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2016

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
MASSACHUSETTS — 1.14%
Berkshire Wind Power Cooperative Corp., 5.00% due 7/1/2017	A/NR	$2,540,000	$2,614,981
Berkshire Wind Power Cooperative Corp., 5.00% due 7/1/2018	A/NR	2,825,000	3,014,671
Berkshire Wind Power Cooperative Corp., 5.00% due 7/1/2019	A/NR	2,765,000	3,049,408
Berkshire Wind Power Cooperative Corp., 5.00% due 7/1/2020	A/NR	2,965,000	3,349,205
City of Quincy GO, 2.00% due 6/16/2017 (Capital Improvements)	SP-1+/NR	6,870,000	6,924,273
Massachusetts Bay Transportation Authority, 0.69% due 7/1/2026 put 10/7/2016 (Capital Investment Program; SPA: JPMorgan Chase Bank, N.A.) (weekly demand notes)	AA+/Aa2	7,000,000	7,000,000
Massachusetts Development Finance Agency, 3.00% due 7/1/2018 (Mount Auburn Hospital Health Records System)	A-/A3	1,000,000	1,033,060
Massachusetts Development Finance Agency, 5.00% due 7/1/2022 (Mount Auburn Hospital Health Records System)	A-/A3	2,750,000	3,293,647
Massachusetts Development Finance Agency, 5.00% due 7/1/2023 (CareGroup Healthcare)	A-/A3	2,500,000	3,045,575
Massachusetts Development Finance Agency, 5.00% due 7/1/2023 (Mount Auburn Hospital Health Records System)	A-/A3	4,000,000	4,872,920
Massachusetts Development Finance Agency, 5.25% due 10/1/2023 (Simmons College)	BBB+/Baa1	595,000	726,209
Massachusetts Development Finance Agency, 5.00% due 7/1/2024 (CareGroup Healthcare)	A-/A3	3,020,000	3,731,089
Massachusetts Development Finance Agency, 5.00% due 7/1/2024 (Mount Auburn Hospital Health Records System)	A-/A3	6,050,000	7,499,338
Massachusetts Development Finance Agency, 5.00% due 7/1/2025 (CareGroup Healthcare)	A-/A3	2,500,000	3,135,950
Massachusetts Development Finance Agency, 5.00% due 7/1/2025 (Mount Auburn Hospital Health Records System)	A-/A3	2,465,000	3,092,047
Massachusetts Development Finance Agency, 5.00% due 7/1/2026 (CareGroup Healthcare)	A-/A3	3,000,000	3,809,070
Massachusetts Development Finance Agency, 5.75% due 12/1/2042 pre-refunded 5/1/2019 (Dominion Energy Brayton Point Station Units 1 and 2)	BBB/Baa2	2,000,000	2,243,560
Massachusetts Educational Financing Authority, 5.50% due 1/1/2017	AA/NR	1,800,000	1,820,034
Massachusetts Educational Financing Authority, 5.50% due 1/1/2018	AA/NR	11,170,000	11,769,494
Massachusetts Educational Financing Authority, 5.75% due 1/1/2020	AA/NR	7,500,000	8,495,250
Massachusetts Health & Educational Facilities Authority, 5.00% due 7/1/2018 (UMass Memorial Health Care)	BBB+/Baa3	4,290,000	4,577,258
Massachusetts Health & Educational Facilities Authority, 5.00% due 10/1/2019 (Berkshire Health Systems; Insured: AGM)	AA/A3	1,350,000	1,354,523

MICHIGAN — 3.61%
Board of Governors of Wayne State University, 5.00% due 11/15/2022 (Educational Facilities and Equipment)	A+/Aa3	425,000	509,877
Board of Governors of Wayne State University, 5.00% due 11/15/2023 (Educational Facilities and Equipment)	A+/Aa3	305,000	374,394
Board of Governors of Wayne State University, 5.00% due 11/15/2024 (Educational Facilities and Equipment)	A+/Aa3	515,000	638,662
Board of Governors of Wayne State University, 5.00% due 11/15/2025 (Educational Facilities and Equipment)	A+/Aa3	625,000	773,081
Byron Center Michigan Public Schools, 4.00% due 5/1/2017 (Insured: AGM/Q-SBLF)	AA/NR	1,305,000	1,328,895
Byron Center Michigan Public Schools, 4.00% due 5/1/2018 (Insured: AGM/Q-SBLF)	AA/NR	1,935,000	2,026,525
Byron Center Michigan Public Schools, 4.00% due 5/1/2020 (Insured: AGM/Q-SBLF)	AA/NR	1,000,000	1,100,700
City of Battle Creek County of Calhoun GO, 5.00% due 5/1/2020 (Downtown Development; Insured: AMBAC)	AA/A1	3,200,000	3,393,760
County of Genesee GO, 3.00% due 11/1/2016 (Water Supply System; Insured: BAM)	AA/A2	615,000	616,089
County of Genesee GO, 5.00% due 11/1/2022 (Water Supply System; Insured: BAM)	AA/A2	600,000	708,804
County of Livingston GO, 4.00% due 5/1/2018 (Howell Public Schools; Insured: Q-SBLF)	AA-/NR	1,000,000	1,045,850
County of Livingston GO, 4.00% due 5/1/2020 (Howell Public Schools; Insured: Q-SBLF)	AA-/NR	1,000,000	1,096,510
County of Livingston GO, 4.00% due 5/1/2021 (Howell Public Schools; Insured: Q-SBLF)	AA-/NR	1,000,000	1,116,990
Kalamazoo Hospital Finance Authority, 4.50% due 5/15/2017 (Bronson Methodist Hospital; Insured: AGM)	NR/A2	1,830,000	1,867,790
Kalamazoo Hospital Finance Authority, 5.00% due 5/15/2018 (Bronson Methodist Hospital; Insured: AGM)	AA/A2	1,520,000	1,612,142
Kalamazoo Hospital Finance Authority, 5.00% due 5/15/2018 (Bronson Methodist Hospital; Insured: AGM)	AA/A2	2,500,000	2,651,550
Kalamazoo Hospital Finance Authority, 5.00% due 5/15/2020 (Bronson Methodist Hospital; Insured: AGM)	NR/A2	1,735,000	1,962,736
Kalamazoo Hospital Finance Authority, 5.00% due 5/15/2021 (Bronson Methodist Hospital; Insured: AGM)	NR/A2	2,350,000	2,656,910
Livonia Public Schools School District GO, 4.00% due 5/1/2020 (School Building & Site)	A/A3	800,000	864,520
Livonia Public Schools School District GO, 5.00% due 5/1/2021 (School Building & Site)	A/A3	900,000	1,033,641
Michigan Finance Authority, 4.00% due 8/1/2018 (Beaumont Health Credit Group)	A/A1	500,000	526,370
Michigan Finance Authority, 5.00% due 8/1/2019 (Ypsilanti Community Schools)	A+/NR	1,150,000	1,263,678
Michigan Finance Authority, 5.00% due 8/1/2020 (Ypsilanti Community Schools)	A+/NR	1,220,000	1,374,354
Michigan Finance Authority, 5.00% due 8/1/2021 (Ypsilanti Community Schools)	A+/NR	1,295,000	1,493,433
Michigan Finance Authority, 5.00% due 8/1/2022 (Ypsilanti Community Schools)	A+/NR	1,375,000	1,619,640
Michigan Finance Authority, 5.00% due 12/1/2022 (Trinity Health Credit Group)	AA-/Aa3	1,000,000	1,208,540
Michigan Finance Authority, 5.00% due 8/1/2023 (Beaumont Health Credit Group)	A/A1	3,800,000	4,644,892
Michigan Finance Authority, 5.00% due 12/1/2023 (Trinity Health Credit Group)	AA-/Aa3	2,500,000	3,078,900
Michigan Finance Authority, 5.00% due 8/1/2024 (Beaumont Health Credit Group)	A/A1	7,000,000	8,700,440
Michigan Finance Authority, 5.00% due 12/1/2024 (Trinity Health Credit Group)	AA-/Aa3	1,000,000	1,248,810
Michigan Finance Authority, 5.00% due 8/1/2025 (Beaumont Health Credit Group)	A/A1	8,000,000	9,870,720
Michigan Municipal Bond Authority, 5.00% due 10/1/2020 (Clean Water Fund)	AAA/Aaa	35,000	36,365
Michigan State Building Authority, 5.50% due 10/15/2017 (Facilities Program) (ETM)	NR/NR	165,000	173,070
Michigan State Building Authority, 5.50% due 10/15/2017 (Facilities Program)	A+/Aa2	3,460,000	3,620,959
Michigan State Building Authority, 5.50% due 10/15/2017 (ETM)	NR/NR	525,000	550,625
Michigan State Building Authority, 5.00% due 4/15/2023 (Facilities Program)	A+/Aa2	1,000,000	1,219,490
Michigan State Building Authority, 5.00% due 4/15/2024 (Facilities Program)	A+/Aa2	1,000,000	1,241,540
Michigan State Building Authority, 5.00% due 4/15/2025 (Facilities Program)	A+/Aa2	1,555,000	1,954,526
Michigan State Building Authority, 5.00% due 4/15/2026 (Facilities Program)	A+/Aa2	750,000	952,553

24    Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2016

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Michigan State Hospital Finance Authority, 5.00% due 11/15/2016 (Ascension Health)	AA+/Aa2	$3,330,000	$3,347,549
Michigan State Hospital Finance Authority, 5.00% due 11/15/2017 (Sparrow Memorial Hospital)	A+/A1	1,500,000	1,565,820
Michigan State Hospital Finance Authority, 5.50% due 11/15/2017 (Henry Ford Health System) (ETM)	A/A3	1,530,000	1,605,659
Michigan State Hospital Finance Authority, 5.00% due 7/15/2018 pre-refunded 7/15/2017 (Oakwood Hospital)	A/A1	1,000,000	1,033,220
Michigan State Hospital Finance Authority, 5.50% due 11/15/2018 (Henry Ford Health System) (ETM)	A/A3	3,500,000	3,820,600
Michigan State Hospital Finance Authority, 6.00% due 12/1/2018 (Trinity Health)	AA-/Aa3	2,000,000	2,213,440
Michigan State Hospital Finance Authority, 5.00% due 7/15/2019 pre-refunded 7/15/2017 (Oakwood Hospital)	A/A1	2,000,000	2,066,440
Michigan State Hospital Finance Authority, 5.00% due 10/1/2026 put 6/1/2017 (Ascension Health)	NR/Aa3	11,100,000	11,399,922
Michigan State Housing Development Authority, 4.00% due 10/1/2016 (Multi-Family Mtg Loan Financing)	AA/NR	1,715,000	1,715,137
Michigan Strategic Fund, 5.00% due 10/15/2017 (Michigan House of Representatives Facilities; Insured: AGM)	AA/Aa3	2,000,000	2,083,340
Michigan Strategic Fund, 5.25% due 10/15/2019 (Michigan House of Representatives Facilities; Insured: AGM)	AA/Aa3	2,550,000	2,763,817
Michigan Strategic Fund, 5.25% due 10/15/2020 (Michigan House of Representatives Facilities; Insured: AGM)	AA/Aa3	4,025,000	4,356,539
Plymouth-Canton Community Schools GO, 4.00% due 5/1/2018 (Insured: Q-SBLF)	NR/Aa1	1,500,000	1,568,775
Plymouth-Canton Community Schools GO, 4.00% due 5/1/2019 (Insured: Q-SBLF)	NR/Aa1	1,000,000	1,072,850
Plymouth-Canton Community Schools GO, 5.00% due 5/1/2020 (Insured: Q-SBLF)	NR/Aa1	1,000,000	1,131,480
Royal Oak Hospital Finance Authority, 5.25% due 8/1/2017 (William Beaumont Hospital) (ETM)	NR/A1	5,855,000	6,073,567
Royal Oak Hospital Finance Authority, 5.00% due 9/1/2020 (William Beaumont Hospital)	A/A1	1,200,000	1,369,104
Royal Oak Hospital Finance Authority, 5.00% due 9/1/2021 (William Beaumont Hospital)	A/A1	2,500,000	2,928,525
Royal Oak Hospital Finance Authority, 5.00% due 9/1/2023 (William Beaumont Hospital)	A/A1	1,240,000	1,518,120
Royal Oak Hospital Finance Authority, 5.00% due 9/1/2024 (William Beaumont Hospital)	A/A1	2,000,000	2,460,260
School District of the City of Dearborn GO, 3.00% due 5/1/2019 (Insured: Q-SBLF) (State Aid Withholding)	NR/Aa1	445,000	466,111
School District of the City of Dearborn GO, 4.00% due 5/1/2020 (Insured: Q-SBLF) (State Aid Withholding)	NR/Aa1	350,000	383,779
School District of the City of Dearborn GO, 4.00% due 5/1/2021 (Insured: Q-SBLF) (State Aid Withholding)	NR/Aa1	570,000	636,684
School District of the City of Dearborn GO, 4.00% due 5/1/2022 (Insured: Q-SBLF) (State Aid Withholding)	NR/Aa1	535,000	607,230
School District of the City of Dearborn GO, 4.00% due 5/1/2023 (Insured: Q-SBLF) (State Aid Withholding)	NR/Aa1	625,000	719,819
School District of the City of Detroit GO, 5.00% due 5/1/2020 (Wayne County School Building & Site; Insured: Q-SBLF)	AA-/Aa1	2,200,000	2,460,216
School District of the City of Detroit GO, 5.00% due 5/1/2021 (Wayne County School Building & Site; Insured: Q-SBLF)	AA-/Aa1	4,000,000	4,571,120
School District of the City of Detroit GO, 5.00% due 5/1/2022 (Wayne County School Building & Site; Insured: Q-SBLF)	AA-/Aa1	3,000,000	3,501,660
Sparta Area Schools, Counties of Kent and Ottawa GO, 5.00% due 5/1/2017 (School Building & Site; Insured: Q-SBLF)	AA-/NR	1,085,000	1,109,640
Sparta Area Schools, Counties of Kent and Ottawa GO, 5.00% due 5/1/2018 (School Building & Site; Insured: Q-SBLF)	AA-/NR	1,285,000	1,363,218
Sparta Area Schools, Counties of Kent and Ottawa GO, 5.00% due 5/1/2020 (School Building & Site; Insured: Q-SBLF)	AA-/NR	1,335,000	1,514,544
St. Johns Public Schools GO, 5.00% due 5/1/2021 (Insured: Natl-Re/FGIC/Q-SBLF)	AA-/Aa2	1,000,000	1,161,300
State Building Authority of the State of Michigan, 5.00% due 10/15/2016 (Higher Education Facilities Program)	A+/Aa2	9,055,000	9,071,299
State Building Authority of the State of Michigan, 5.00% due 10/15/2020 (Higher Education Facilities Program)	A+/Aa2	1,000,000	1,153,010
State Building Authority of the State of Michigan, 5.00% due 10/15/2021 (Higher Education Facilities Program)	A+/Aa2	1,000,000	1,181,960
State Building Authority of the State of Michigan, 5.00% due 10/15/2022 (Higher Education Facilities Program)	A+/Aa2	3,000,000	3,625,290
State Building Authority of the State of Michigan, 5.00% due 10/15/2023 (Higher Education Facilities Program)	A+/Aa2	7,715,000	9,496,316
State of Michigan, 5.00% due 3/15/2025 (Jobs Today Highway Program & Governor’s Economic Stimulus Program)	AA/A2	19,000,000	23,763,870
State of Michigan, 5.00% due 3/15/2026 (Jobs Today Highway Program & Governor’s Economic Stimulus Program)	AA/A2	16,490,000	20,853,749
Utica Community Schools County of Macomb GO, 4.00% due 5/1/2018 (Technology Infrastructure Improvements; Insured: Q-SBLF)	AA-/NR	1,725,000	1,804,091
Utica Community Schools County of Macomb GO, 4.00% due 5/1/2019 (Technology Infrastructure Improvements; Insured: Q-SBLF)	AA-/NR	9,925,000	10,648,036
Warren Consolidated School District GO, 4.00% due 5/1/2017 (Insured: Q-SBLF)	AA-/NR	1,035,000	1,053,402
Warren Consolidated School District GO, 5.00% due 5/1/2018 (Insured: Q-SBLF)	AA-/NR	1,000,000	1,061,260
Warren Consolidated School District GO, 5.00% due 5/1/2020 (Insured: Q-SBLF)	AA-/NR	1,000,000	1,128,600
Warren Consolidated School District GO, 5.00% due 5/1/2021 (Insured: Q-SBLF)	AA-/NR	1,000,000	1,159,040
Wayne County Airport Authority, 5.00% due 12/1/2017 (Detroit Metropolitan Airport; Insured: Natl-Re)	AA-/A2	1,000,000	1,046,230
Wayne County Airport Authority, 5.00% due 12/1/2017 (Detroit Metropolitan Airport)	A/A2	2,420,000	2,530,594
Wayne County Airport Authority, 5.00% due 12/1/2019 (Detroit Metropolitan Airport)	A/A2	12,645,000	14,105,371
Wayne County Airport Authority, 5.50% due 12/1/2019 (Detroit Metropolitan Airport)	A/A2	2,600,000	2,940,522
Wayne County Airport Authority, 5.50% due 12/1/2020 (Detroit Metropolitan Airport)	A/A2	4,395,000	5,088,707
Wayne County Airport Authority, 5.50% due 12/1/2020 (Detroit Metropolitan Airport)	A/A2	3,115,000	3,606,672
Wayne State University, 5.00% due 11/15/2023	A+/Aa3	3,865,000	4,715,261
Wayne State University, 5.00% due 11/15/2024	A+/Aa3	4,840,000	6,002,181
Wayne State University, 5.00% due 11/15/2025	A+/Aa3	5,775,000	7,230,531
Wayne State University, 5.00% due 11/15/2026	A+/Aa3	3,000,000	3,766,470
Western Townships Utilities Authority GO, 5.00% due 1/1/2017 (Sewage Disposal System)	AA/NR	1,500,000	1,515,045
Western Townships Utilities Authority GO, 5.00% due 1/1/2018 (Sewage Disposal System)	AA/NR	1,500,000	1,572,180

MINNESOTA — 0.89%
City of Rochester, 4.00% due 11/15/2030 (Mayo Clinic)	AA/Aa2	1,400,000	1,488,690
City of St. Cloud, 5.00% due 5/1/2017 (CentraCare Health System)	NR/A1	2,920,000	2,991,715
City of St. Cloud, 5.00% due 5/1/2017 (CentraCare Health System)	NR/A1	1,000,000	1,024,560
City of St. Cloud, 5.00% due 5/1/2018 (CentraCare Health System)	NR/A1	3,105,000	3,300,429
City of St. Cloud, 5.00% due 5/1/2019 (CentraCare Health System)	NR/A1	3,495,000	3,844,081
City of St. Cloud, 5.00% due 5/1/2020 (CentraCare Health System)	NR/A1	3,310,000	3,760,160

Annual Report    25

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2016

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
City of St. Paul Housing & Redevelopment Authority, 5.00% due 2/1/2018 (Gillette Children’s Specialty Healthcare Project)	A-/NR	$1,255,000	$1,309,994
City of St. Paul Housing & Redevelopment Authority, 5.25% due 2/1/2020 (Gillette Children’s Specialty Healthcare Project)	A-/NR	2,010,000	2,177,272
City of St. Paul Housing & Redevelopment Authority, 5.25% due 5/15/2021 pre-refunded 11/15/2016 (Regions Hospital)	A/Aaa	1,070,000	1,075,928
County of Clay GO, 3.00% due 4/1/2018 (State-Aid Road Improvements)	AA/NR	1,225,000	1,263,686
Le Sueur-Henderson ISD No. 2397 GO, 3.00% due 4/1/2021 (Minnesota School District Credit Enhancement Program)	AA+/NR	1,125,000	1,211,456
Minneapolis-St. Paul Metropolitan Airports Commission, 5.00% due 1/1/2017 (Insured: AMBAC) (ETM)	AA-/NR	8,005,000	8,090,013
Minnesota Agricultural & Economic Development Board, 5.00% due 2/15/2017 (Essential Health; Insured: AGM)	AA/NR	2,500,000	2,537,125
Northern Municipal Power Agency, 5.00% due 1/1/2019 (Electric System)	A-/A3	5,000,000	5,438,500
Northern Municipal Power Agency, 5.00% due 1/1/2020 (Electric System)	A-/A3	3,500,000	3,931,340
Port Authority of the City of St. Paul, 5.00% due 12/1/2017 (Minnesota Andersen Office Building)	AA/Aa2	4,945,000	5,174,893
Port Authority of the City of St. Paul, 4.00% due 12/1/2018 (Minnesota Freeman Office Building)	AA/Aa2	3,925,000	4,171,647
Port Authority of the City of St. Paul, 5.00% due 12/1/2019 (Minnesota Freeman Office Building)	AA/Aa2	2,000,000	2,240,720
Port Authority of the City of St. Paul, 5.00% due 12/1/2020 (Minnesota Freeman Office Building)	AA/Aa2	2,675,000	3,085,559
Port Authority of the City of St. Paul, 5.00% due 12/1/2021 (Minnesota Andersen Office Building)	AA/Aa2	965,000	1,142,309
Port Authority of the City of St. Paul, 5.00% due 12/1/2022 (Minnesota Andersen Office Building)	AA/Aa2	1,250,000	1,513,275
St. Paul Housing and Redevelopment Authority, 5.00% due 7/1/2023 (HealthPartners)	A/A2	1,000,000	1,213,950
St. Paul Housing and Redevelopment Authority, 5.00% due 7/1/2024 (HealthPartners)	A/A2	600,000	741,276
St. Paul Housing and Redevelopment Authority, 5.00% due 7/1/2025 (HealthPartners)	A/A2	250,000	312,450
State of Minnesota GO, 5.00% due 10/1/2016	AA+/Aa1	7,500,000	7,500,900

MISSISSIPPI — 0.26%
Lamar County School District GO, 3.50% due 6/1/2017 (Educational and Performing Arts Capital Projects)	A/NR	1,700,000	1,727,506
Mississippi Development Bank, 4.75% due 7/1/2017 (Canton GO Public Improvement Project) (ETM)	NR/NR	335,000	340,826
Mississippi Development Bank, 5.00% due 8/1/2018 (Department of Corrections)	AA-/NR	4,910,000	5,248,053
Mississippi Development Bank, 5.00% due 1/1/2020 (MDOT-Harrison County Highway)	AA-/Aa3	1,500,000	1,685,880
Mississippi Development Bank, 5.00% due 1/1/2020 (MDOT-Madison County Highway)	AA-/Aa3	1,000,000	1,123,920
Mississippi Development Bank, 5.00% due 1/1/2021 (MDOT-Harrison County Highway)	AA-/Aa3	2,500,000	2,890,425
Mississippi Development Bank, 5.00% due 1/1/2021 (MDOT-Madison County Highway)	AA-/Aa3	2,000,000	2,312,340
Mississippi Development Bank, 5.00% due 1/1/2022 (MDOT-Harrison County Highway)	AA-/Aa3	1,000,000	1,185,580
Mississippi Development Bank, 5.00% due 1/1/2022 (MDOT-Madison County Highway)	AA-/Aa3	1,000,000	1,185,580
Mississippi Development Bank, 5.00% due 1/1/2023 (MDOT-Harrison County Highway)	AA-/Aa3	1,500,000	1,821,180
Mississippi Development Bank, 5.00% due 1/1/2023 (MDOT-Madison County Highway)	AA-/Aa3	1,250,000	1,517,650

MISSOURI — 1.18%
Cass County COP, 4.00% due 5/1/2018	A/NR	2,255,000	2,341,434
Cass County COP, 4.50% due 5/1/2019	A/NR	1,270,000	1,360,475
Cass County COP, 5.00% due 5/1/2020	A/NR	2,255,000	2,510,041
Cass County COP, 5.00% due 5/1/2021	A/NR	1,750,000	1,941,905
Jackson County, 4.00% due 12/1/2016 (Parking Facility Projects)	NR/Aa3	500,000	502,765
Jackson County, 4.00% due 12/1/2017 (Parking Facility Projects)	NR/Aa3	500,000	518,125
Jackson County, 4.00% due 12/1/2019 (Parking Facility Projects)	NR/Aa3	500,000	544,925
Jackson County, 4.00% due 12/1/2021 (Parking Facility Projects)	NR/Aa3	1,000,000	1,134,370
Kansas City IDA, 5.00% due 9/1/2018 (Kansas City Redevelopment District) (ETM)	NR/NR	695,000	749,467
Kansas City IDA, 5.00% due 9/1/2018 (Kansas City Redevelopment District)	AA-/A1	1,305,000	1,397,681
Kansas City Municipal Assistance Corp., 5.00% due 4/15/2018 (H. Roe Bartle Convention Center & Infrastructure Project; Insured: AMBAC)	AA/A1	1,000,000	1,057,930
Kansas City Municipal Assistance Corp., 0% due 4/15/2021 (H. Roe Bartle Convention Center & Infrastructure Project; Insured: AMBAC)	AA-/A1	10,055,000	9,121,896
Kansas City Municipal Assistance Corp., 0% due 4/15/2022 (H. Roe Bartle Convention Center & Infrastructure Project; Insured: AMBAC)	AA-/A1	5,040,000	4,469,018
Missouri Development Finance Board, 5.00% due 6/1/2017 (City of Independence Electric System)	A/NR	1,525,000	1,561,661
Missouri Development Finance Board, 5.00% due 6/1/2018 (City of Independence Electric System)	A/NR	1,705,000	1,805,271
Missouri Development Finance Board, 4.00% due 6/1/2019 (City of Independence Electric System)	A/NR	1,000,000	1,062,360
Missouri Development Finance Board, 5.00% due 6/1/2019 (City of Independence Electric System)	A/NR	1,790,000	1,948,218
Missouri Development Finance Board, 4.00% due 6/1/2020 (City of Independence Electric System)	A/NR	1,265,000	1,363,910
Missouri Development Finance Board, 5.00% due 6/1/2020 (City of Independence Electric System)	A/NR	1,000,000	1,113,550
Missouri Development Finance Board, 4.00% due 6/1/2021 (City of Independence Electric System)	A/NR	2,465,000	2,693,653
Missouri Development Finance Board, 4.00% due 6/1/2022 (City of Independence Electric System)	A/NR	3,155,000	3,491,733
Missouri Health and Educational Facilities Authority, 5.00% due 5/15/2017 (Children’s Mercy Hospital)	A+/NR	1,000,000	1,024,830
Missouri Health and Educational Facilities Authority, 5.00% due 5/15/2019 (Children’s Mercy Hospital)	A+/NR	1,000,000	1,099,670
Missouri Health and Educational Facilities Authority, 5.00% due 5/15/2020 (Children’s Mercy Hospital)	A+/NR	1,000,000	1,106,060
Missouri Health and Educational Facilities Authority, 5.00% due 11/15/2020 (Saint Luke’s Health System, Inc.)	A+/A1	1,400,000	1,612,702
Missouri Health and Educational Facilities Authority, 5.00% due 11/15/2021 (Saint Luke’s Health System, Inc.)	A+/A1	1,710,000	2,022,691
Missouri Health and Educational Facilities Authority, 5.00% due 11/15/2023 (Saint Luke’s Health System, Inc.)	A+/A1	2,000,000	2,473,240
Missouri Health and Educational Facilities Authority, 5.00% due 11/15/2024 (Saint Luke’s Health System, Inc.)	A+/A1	1,585,000	1,993,011
Missouri Health and Educational Facilities Authority, 5.00% due 11/15/2026 (Saint Luke’s Health System, Inc.)	NR/NR	2,000,000	2,534,940

26    Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2016

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Missouri Health and Educational Facilities Authority, 0.88% due 9/1/2030 put 10/3/2016 (Washington University; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AAA/Aaa	$5,000,000	$5,000,000
Missouri Health and Educational Facilities Authority, 0.88% due 9/1/2030 put 10/3/2016 (Washington University; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AAA/Aaa	3,700,000	3,700,000
Platte County, 4.00% due 4/1/2017 (Community & Resource Centers)	NR/A1	1,500,000	1,520,085
Platte County, 4.00% due 4/1/2018 (Community & Resource Centers)	NR/A1	2,110,000	2,193,071
Platte County, 5.00% due 4/1/2019 (Community & Resource Centers)	NR/A1	2,000,000	2,177,240
Platte County, 5.00% due 4/1/2021 (Community & Resource Centers)	NR/A1	2,440,000	2,796,752
Southeast Missouri State University, 5.00% due 4/1/2018 (City of Cape Girardeau Campus System Facilities)	A/NR	1,165,000	1,232,978
Southeast Missouri State University, 5.00% due 4/1/2020 (City of Cape Girardeau Campus System Facilities)	A/NR	2,825,000	3,189,030
Special Administrative Board of the Transitional School District of the City of St. Louis GO, 4.00% due 4/1/2019 (State Aid Withholding)	AA+/NR	1,615,000	1,726,790
Special Administrative Board of the Transitional School District of the City of St. Louis GO, 4.00% due 4/1/2020 (State Aid Withholding)	AA+/NR	1,600,000	1,746,304
Special Administrative Board of the Transitional School District of the City of St. Louis GO, 4.00% due 4/1/2021 (State Aid Withholding)	AA+/NR	2,055,000	2,284,523
Special Administrative Board of the Transitional School District of the City of St. Louis GO, 4.00% due 4/1/2022 (State Aid Withholding)	AA+/NR	3,300,000	3,727,713
St. Louis Municipal Finance Corp., 5.00% due 2/15/2017 (City Justice Center)	A/A2	2,000,000	2,029,760
St. Louis Municipal Finance Corp., 5.00% due 2/15/2018 (City Justice Center)	A/A2	3,865,000	4,069,536

NEBRASKA — 0.11%
Douglas County Hospital Authority No. 3, 5.00% due 11/1/2022 (Nebraska Methodist Health System)	A-/NR	1,670,000	1,976,011
Douglas County Hospital Authority No. 3, 5.00% due 11/1/2023 (Nebraska Methodist Health System)	A-/NR	1,905,000	2,291,467
Douglas County Hospital Authority No. 3, 5.00% due 11/1/2024 (Nebraska Methodist Health System)	A-/NR	1,400,000	1,704,696
Douglas County Hospital Authority No. 3, 5.00% due 11/1/2025 (Nebraska Methodist Health System)	A-/NR	2,005,000	2,462,521

NEVADA — 2.20%
Carson City, 5.00% due 9/1/2019 (Carson Tahoe Regional Healthcare)	BBB+/NR	1,000,000	1,093,390
Carson City, 5.00% due 9/1/2020 (Carson Tahoe Regional Healthcare)	BBB+/NR	1,000,000	1,121,230
Carson City, 5.00% due 9/1/2022 (Carson Tahoe Regional Healthcare)	BBB+/NR	2,450,000	2,863,805
City of Las Vegas COP, 5.00% due 9/1/2017 (City Hall)	AA-/Aa3	2,690,000	2,777,452
City of Las Vegas COP, 5.00% due 9/1/2017 (City Hall)	NR/NR	1,610,000	1,672,065
City of Las Vegas COP, 5.00% due 9/1/2018 (City Hall)	AA-/Aa3	3,280,000	3,491,002
City of Las Vegas COP, 5.00% due 9/1/2018 (City Hall)	NR/NR	720,000	776,282
City of Las Vegas GO, 7.00% due 4/1/2017 (Performing Arts Center)	AA/Aa2	1,825,000	1,880,681
City of Las Vegas GO, 7.00% due 4/1/2018 (Performing Arts Center)	AA/Aa2	2,095,000	2,281,685
City of Reno, 5.25% due 6/1/2018 (Washoe Medical Center; Insured: AGM)	AA/A2	1,000,000	1,065,860
Clark County School District GO, 5.00% due 6/15/2022 (Acquisition of Transportation & Technology Equipment)	AA-/A1	2,560,000	3,074,637
Clark County School District GO, 5.00% due 6/15/2026 (Acquisition of Transportation & Technology Equipment)	AA-/A1	12,180,000	15,517,320
Las Vegas Clark County Library District GO, 5.00% due 1/1/2018	AA/Aa2	6,535,000	6,858,679
Las Vegas Clark County Library District GO, 5.00% due 1/1/2019	AA/Aa2	3,000,000	3,263,790
Las Vegas Convention and Visitors Authority, 5.00% due 7/1/2023	A+/A1	800,000	975,728
Las Vegas Convention and Visitors Authority, 5.00% due 7/1/2024	A+/A1	3,155,000	3,896,614
Las Vegas Convention and Visitors Authority, 5.00% due 7/1/2025	A+/A1	1,250,000	1,560,538
Las Vegas Convention and Visitors Authority, 5.00% due 7/1/2026	A+/A1	1,000,000	1,258,550
Las Vegas Valley Water District GO, 5.00% due 6/1/2017	AA/Aa1	1,050,000	1,079,190
Las Vegas Valley Water District GO, 5.00% due 6/1/2019	AA/Aa1	1,000,000	1,106,260
Las Vegas Valley Water District GO, 5.00% due 6/1/2020	AA/Aa1	4,255,000	4,859,465
Las Vegas Valley Water District GO, 5.00% due 6/1/2020	AA/Aa1	5,080,000	5,801,665
Las Vegas Valley Water District GO, 5.00% due 6/1/2021	AA/Aa1	5,000,000	5,876,800
Las Vegas Valley Water District GO, 5.00% due 6/1/2023	AA/Aa1	15,995,000	19,656,895
Las Vegas Valley Water District GO, 5.00% due 6/1/2024	AA/Aa1	13,825,000	17,277,241
Las Vegas Valley Water District GO, 5.00% due 6/1/2025	AA/Aa1	7,505,000	9,503,807
Las Vegas Valley Water District GO, 5.00% due 12/1/2025	AA/Aa1	20,000,000	25,400,200
Las Vegas Valley Water District GO, 5.00% due 6/1/2026	AA/Aa1	18,630,000	23,543,290
Washoe County GO, 5.00% due 7/1/2021 (Reno-Sparks Convention & Visitors Authority)	AA/Aa2	1,700,000	2,002,702
Washoe County GO, 5.00% due 7/1/2022 (Reno-Sparks Convention & Visitors Authority)	AA/Aa2	2,500,000	2,926,225

NEW HAMPSHIRE — 0.43%
New Hampshire Health and Education Facilities Authority, 5.00% due 10/1/2016 (Southern New Hampshire Medical Center)	A-/NR	1,260,000	1,260,139
New Hampshire Health and Education Facilities Authority, 5.00% due 10/1/2017 (Southern New Hampshire Medical Center)	A-/NR	1,000,000	1,036,130
New Hampshire Health and Education Facilities Authority, 0.90% due 7/1/2033 put 10/3/2016 (University System of New Hampshire; SPA: Wells Fargo Bank, N.A.) (daily demand notes)	AA-/Aa3	17,450,000	17,450,000
New Hampshire Health and Education Facilities Authority, 0.90% due 7/1/2035 put 10/3/2016 (University System of New Hampshire; SPA: State Street Bank & Trust Co.) (daily demand notes)	AA-/Aa3	500,000	500,000

Annual Report    27

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2016

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
New Hampshire Municipal Bond Bank, 5.00% due 8/15/2017 (Insured: Natl-Re)	AA/Aa3	$3,130,000	$3,244,245
New Hampshire Municipal Bond Bank, 5.25% due 8/15/2020	AA+/Aa2	1,000,000	1,160,310
New Hampshire Municipal Bond Bank, 5.25% due 8/15/2022	AA+/Aa2	2,770,000	3,381,283
New Hampshire Turnpike System, 5.00% due 2/1/2017	A+/A1	2,425,000	2,459,435
New Hampshire Turnpike System, 5.00% due 2/1/2018	A+/A1	1,295,000	1,365,163
New Hampshire Turnpike System, 5.00% due 2/1/2020	A+/A1	1,000,000	1,129,490
New Hampshire Turnpike System, 5.00% due 2/1/2021	A+/A1	1,260,000	1,462,936

NEW JERSEY — 2.00%
Burlington County Bridge Commission, 3.00% due 12/1/2016 (County Governmental Loan Program)	AA/Aa2	1,000,000	1,003,830
Burlington County Bridge Commission, 5.00% due 12/1/2018 (County Governmental Loan Program)	AA/Aa2	1,000,000	1,086,740
City of Jersey City GO, 4.00% due 8/1/2020 (Qualified General Improvement; Insured: BAM) (State Aid Withholding)	AA/A1	2,650,000	2,923,665
City of Jersey City GO, 4.00% due 8/1/2021 (Qualified General Improvement; Insured: BAM) (State Aid Withholding)	AA/A1	2,805,000	3,152,287
City of Jersey City GO, 5.00% due 8/1/2022 (Qualified General Improvement; Insured: BAM) (State Aid Withholding)	AA/A1	2,530,000	3,031,092
City of Jersey City GO, 5.00% due 8/1/2023 (Qualified General Improvement; Insured: BAM) (State Aid Withholding)	AA/A1	2,455,000	3,000,845
Essex County Improvement Authority, 5.50% due 10/1/2024 (County Correctional Facilities & Gibraltar Facilities; Insured: Natl-Re)	NR/Aa2	5,000,000	6,439,750
Gloucester County Improvement Authority, 2.125% due 12/1/2029 put 12/1/2017 (Waste Management)	A-/NR	2,000,000	2,023,820
Hudson County COP, 6.25% due 12/1/2016 (Correctional Facility Lease-Purchase; Insured: Natl-Re)	AA-/A3	550,000	554,791
Hudson County Improvement Authority, 4.75% due 10/1/2016 (Hudson County Lease; Insured: AGM)	AA/Aa3	3,155,000	3,155,347
Hudson County Improvement Authority, 4.75% due 10/1/2017 (Hudson County Lease; Insured: AGM)	AA/Aa3	4,065,000	4,211,096
Hudson County Improvement Authority, 4.75% due 10/1/2018 (Hudson County Lease; Insured: AGM)	AA/Aa3	2,000,000	2,140,900
Hudson County Improvement Authority, 4.75% due 10/1/2019 (Hudson County Lease; Insured: AGM)	AA/Aa3	4,390,000	4,840,063
Hudson County Improvement Authority, 5.375% due 10/1/2020 (Hudson County Lease; Insured: AGM)	AA/Aa3	2,020,000	2,334,049
Monmouth County Improvement Authority, 5.00% due 12/1/2016 (Insured: AMBAC)	NR/NR	1,000,000	1,006,370
New Jersey EDA, 5.00% due 12/15/2016 (School Facilities Construction) (ETM)	NR/NR	6,795,000	6,854,592
New Jersey EDA, 5.00% due 12/15/2016 (School Facilities Construction)	A-/A3	4,155,000	4,188,697
New Jersey EDA, 5.50% due 12/15/2019 (School Facilities Construction; Insured: AMBAC)	A-/A3	5,525,000	6,165,955
New Jersey EDA, 5.00% due 9/1/2020 (School Facilities Construction) (ETM)	NR/NR	365,000	419,911
New Jersey EDA, 5.00% due 9/1/2020 (School Facilities Construction)	A-/A3	135,000	149,706
New Jersey EDA, 5.00% due 6/15/2022 (School Facilities Construction)	A-/A3	8,000,000	9,091,520
New Jersey EDA, 5.00% due 3/1/2023 (School Facilities Construction)	A-/A3	8,015,000	9,186,472
New Jersey EDA, 5.00% due 6/15/2023 (School Facilities Construction)	A-/A3	2,000,000	2,299,720
New Jersey EDA, 5.75% due 9/1/2023 pre-refunded 3/1/2021 (School Facilities Construction)	NR/A3	4,955,000	5,943,869
New Jersey EDA, 5.75% due 9/1/2023 (School Facilities Construction)	A-/A3	550,000	632,539
New Jersey EDA, 5.00% due 6/15/2024 (School Facilities Construction)	A-/A3	4,250,000	4,915,210
New Jersey EDA, 5.00% due 3/1/2025 (School Facilities Construction)	A-/A3	4,575,000	5,195,736
New Jersey EDA, 5.00% due 3/1/2026 (School Facilities Construction)	A-/A3	11,150,000	12,583,221
New Jersey Health Care Facilities Financing Authority, 5.00% due 7/1/2023 (Virtua Health Issue)	AA-/NR	535,000	651,373
New Jersey Health Care Facilities Financing Authority, 5.00% due 7/1/2024 (Virtua Health Issue)	AA-/NR	1,000,000	1,221,210
New Jersey Higher Educational Assistance Authority, 5.00% due 12/1/2017	AA/Aa2	1,910,000	1,988,043
New Jersey Higher Educational Assistance Authority, 5.00% due 12/1/2018	AA/Aa2	3,000,000	3,215,790
New Jersey Higher Educational Assistance Authority, 5.25% due 12/1/2019	AA/Aa2	5,650,000	6,263,420
New Jersey Transit Corp., 5.00% due 9/15/2021 (Urban Public Transportation Capital Improvement)	A/A3	3,395,000	3,840,492
New Jersey Transportation Trust Fund Authority, 5.00% due 6/15/2019 (State Transportation System)	A-/A3	1,000,000	1,087,630
New Jersey Transportation Trust Fund Authority, 5.00% due 6/15/2020 (State Transportation System)	A-/A3	1,000,000	1,106,260
New Jersey Transportation Trust Fund Authority, 5.00% due 6/15/2021 (State Transportation System)	A-/A3	2,570,000	2,887,087
New Jersey Transportation Trust Fund Authority, 5.25% due 12/15/2022 (State Transportation System)	A-/A3	2,000,000	2,328,580
New Jersey Transportation Trust Fund Authority, 5.25% due 12/15/2023 (State Transportation System; Insured: AMBAC)	A-/A3	3,545,000	4,180,618
New Jersey Transportation Trust Fund Authority, 5.00% due 6/15/2024 (State Transportation System)	A-/A3	1,660,000	1,925,733
New Jersey Transportation Trust Fund Authority, 2.04% due 6/15/2034 put 12/15/2021 (State Transportation System)	A-/A3	4,000,000	3,844,200
Ocean Township Municipal Utility Authority, 6.00% due 8/1/2017 (Insured: Natl-Re)	AA-/A3	780,000	803,579
Passaic Valley Sewer Commissioners GO, 5.625% due 12/1/2018 (Sewer System)	NR/A3	1,210,000	1,316,662
Passaic Valley Sewer Commissioners GO, 5.75% due 12/1/2019 (Sewer System)	NR/A3	2,000,000	2,253,140
Passaic Valley Sewer Commissioners GO, 5.75% due 12/1/2020 (Sewer System)	NR/A3	4,250,000	4,928,087
Passaic Valley Sewer Commissioners GO, 5.75% due 12/1/2021 (Sewer System)	NR/A3	4,500,000	5,338,485
Township of Wayne GO, 2.00% due 2/15/2018 (General Improvements and Water Utility System)	AA+/Aaa	1,295,000	1,313,881

NEW MEXICO — 1.05%
Albuquerque Municipal School District No. 12 GO, 5.00% due 8/1/2019 (Bernalillo and Sandoval Counties School Facilities) (State Aid Withholding)	AA/Aa1	2,300,000	2,564,362
City of Farmington, 1.875% due 6/1/2032 put 9/1/2017 (El Paso Electric Co.-Four Corners Project)	BBB/Baa1	3,000,000	3,018,450
City of Santa Fe, 4.50% due 5/15/2022 (El Castillo Retirement Residences)	BBB-/NR	2,585,000	2,739,014
Incorporated County of Los Alamos, 5.50% due 6/1/2017	AA+/A1	2,365,000	2,437,416
Incorporated County of Los Alamos, 5.50% due 6/1/2018	AA+/A1	2,205,000	2,369,603
New Mexico Educational Assistance Foundation, 4.00% due 9/1/2017 (Student Loans)	NR/Aaa	6,000,000	6,172,860
New Mexico Educational Assistance Foundation, 5.00% due 12/1/2018 (Student Loans)	AAA/Aaa	5,000,000	5,433,350

28    Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2016

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
New Mexico Educational Assistance Foundation, 5.00% due 12/1/2021 (Student Loans)	AAA/Aaa	$3,000,000	$3,453,840
New Mexico Hospital Equipment Loan Council, 5.00% due 8/1/2024 (Presbyterian Healthcare Services)	AA/Aa3	1,030,000	1,285,347
New Mexico Hospital Equipment Loan Council, 5.00% due 8/1/2025 (Presbyterian Healthcare Services)	AA/Aa3	750,000	949,560
New Mexico Hospital Equipment Loan Council, 0.86% due 8/1/2034 put 10/7/2016 (Presbyterian Healthcare Services; SPA: JPMorgan Chase Bank, N.A.) (weekly demand notes)	AA/Aa3	41,990,000	41,990,000
Regents of New Mexico State University, 5.00% due 4/1/2020 (Corbett Center Student Union & NMSU Golf Course)	AA-/Aa3	3,095,000	3,514,373
Regents of New Mexico State University, 5.00% due 4/1/2021 (Corbett Center Student Union & NMSU Golf Course)	AA-/Aa3	1,845,000	2,155,846
Regents of New Mexico State University, 5.00% due 4/1/2022 (Corbett Center Student Union & NMSU Golf Course)	AA-/Aa3	1,250,000	1,498,175
Rio Rancho Public School District No. 94 GO, 4.00% due 8/1/2018 (State Aid Withholding)	NR/Aa1	3,940,000	4,167,181

NEW YORK — 12.06%
City of Long Beach School District GO, 3.50% due 5/1/2022 (Insured: AGM) (State Aid Withholding)	AA/Aa2	1,600,000	1,724,304
City of New York GO, 5.00% due 8/1/2021 (City Budget Financial Management)	AA/Aa2	3,000,000	3,539,160
City of New York GO, 5.00% due 8/1/2021 (City Budget Financial Management)	AA/Aa2	9,000,000	10,617,480
City of New York GO, 5.00% due 8/1/2021 (City Budget Financial Management)	AA/Aa2	7,350,000	8,670,942
City of New York GO, 5.00% due 8/1/2021 (City Budget Financial Management)	AA/Aa2	7,775,000	9,172,323
City of New York GO, 0.89% due 8/1/2022 put 10/3/2016 (Capital Projects; Insured: AGM; SPA: State Street Bank & Trust Co.) (daily demand notes)	AA/Aa2	1,700,000	1,700,000
City of New York GO, 5.00% due 8/1/2022 (City Budget Financial Management)	AA/Aa2	3,000,000	3,631,890
City of New York GO, 5.00% due 8/1/2022 (City Budget Financial Management)	AA/Aa2	6,625,000	8,020,424
City of New York GO, 5.00% due 8/1/2022 (City Budget Financial Management)	AA/Aa2	20,000,000	24,212,600
City of New York GO, 5.00% due 8/1/2022 (City Budget Financial Management)	AA/Aa2	13,075,000	15,828,987
City of New York GO, 5.00% due 8/1/2023 (City Budget Financial Management)	AA/Aa2	9,520,000	11,789,854
City of New York GO, 5.00% due 8/1/2023 (City Budget Financial Management)	AA/Aa2	12,985,000	16,081,014
City of New York GO, 5.00% due 8/1/2024 (City Budget Financial Management)	AA/Aa2	40,145,000	50,670,216
City of New York GO, 0.92% due 8/1/2035 put 10/3/2016 (Capital Projects) (daily demand notes)	AA/Aa2	9,590,000	9,590,000
City of New York GO, 0.86% due 8/1/2038 put 10/3/2016 (City Budget Financial Management; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AA/Aa2	5,800,000	5,800,000
City of New York GO, 0.86% due 3/1/2040 put 10/3/2016 (Capital Projects) (daily demand notes)	AA/Aa2	11,100,000	11,100,000
City of Syracuse Industrial Development Agency, 0.86% due 7/1/2037 put 10/3/2016 (Syracuse University; LOC: JPMorgan Chase Bank, N.A.) (daily demand notes)	AA+/Aa1	1,200,000	1,200,000
Erie County Individual Development Agency, 5.00% due 5/1/2017 (Buffalo School District)	AA/Aa2	7,265,000	7,449,967
Erie County Individual Development Agency, 5.00% due 5/1/2018 (Buffalo School District)	AA/Aa2	5,000,000	5,329,450
Metropolitan Transportation Authority, 5.00% due 11/15/2020	AA-/A1	12,955,000	15,025,339
Metropolitan Transportation Authority, 5.00% due 11/15/2020	AA/NR	2,000,000	2,324,460
Metropolitan Transportation Authority, 5.00% due 11/15/2021	AA-/A1	24,325,000	28,986,156
Monroe County Industrial Development Corp., 5.00% due 6/1/2018 (St. John Fisher College)	A-/NR	1,425,000	1,507,094
Monroe County Industrial Development Corp., 5.00% due 6/1/2019 (St. John Fisher College)	A-/NR	1,030,000	1,122,412
Monroe County Industrial Development Corp., 5.00% due 6/1/2022 (St. John Fisher College)	A-/NR	2,000,000	2,334,140
[a] Nassau County IDA, 5.25% due 3/1/2018 (New York Institute of Technology) (ETM)	BBB+/Baa2	1,260,000	1,338,296
Nassau County IDA, 5.25% due 3/1/2020 (New York Institute of Technology) (ETM)	BBB+/Baa2	1,715,000	1,960,245
New York City Health and Hospital Corp. GO, 5.00% due 2/15/2019 (Healthcare Facilities Improvements)	A+/Aa3	2,700,000	2,950,479
New York City Health and Hospital Corp. GO, 5.00% due 2/15/2021 (Healthcare Facilities Improvements)	A+/Aa3	2,615,000	2,966,848
New York City Health and Hospital Corp. GO, 5.00% due 2/15/2020 (Healthcare Facilities Improvements)	A+/Aa3	10,000,000	11,332,200
New York City Municipal Water Finance Authority, 0.88% due 6/15/2035 put 10/3/2016 (Water & Sewer System; SPA: Bayerische Landesbank) (daily demand notes)	AAA/Aa1	43,055,000	43,055,000
New York City Municipal Water Finance Authority, 0.86% due 6/15/2043 put 10/3/2016 (Water and Sewer System; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AA+/Aa1	24,500,000	24,500,000
New York City Municipal Water Finance Authority, 0.88% due 6/15/2043 put 10/3/2016 (Water & Sewer System; SPA: State Street Bank & Trust Co.) (daily demand notes)	AA+/Aa1	1,900,000	1,900,000
New York City Municipal Water Finance Authority, 0.90% due 6/15/2044 put 10/3/2016 (Water & Sewer System; SPA: Mizuho Bank, Ltd.) (daily demand notes)	AAA/Aa1	19,795,000	19,795,000
New York City Municipal Water Finance Authority, 0.88% due 6/15/2045 put 10/3/2016 (Water & Sewer System; SPA: CalPERS) (daily demand notes)	AAA/Aa1	1,800,000	1,800,000
New York City Municipal Water Finance Authority, 0.88% due 6/15/2045 put 10/3/2016 (Water & Sewer System; SPA: U.S. Bank, N.A.) (daily demand notes)	AAA/Aa1	4,300,000	4,300,000
New York City Municipal Water Finance Authority, 0.87% due 6/15/2048 put 10/3/2016 (Water & Sewer System; SPA: Mizuho Bank, Ltd.) (daily demand notes)	AA+/Aa1	12,975,000	12,975,000
New York City Municipal Water Finance Authority, 0.86% due 6/15/2050 put 10/3/2016 (Water and Sewer System; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AA+/Aa1	12,900,000	12,900,000
New York City Municipal Water Finance Authority, 0.86% due 6/15/2050 put 10/3/2016 (Water and Sewer System; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AA+/Aa1	76,040,000	76,040,000
New York City Transitional Finance Authority, 5.00% due 11/1/2016 (City Capital Projects & WTC Recovery Costs)	AAA/Aa1	5,000,000	5,018,450
New York City Transitional Finance Authority, 5.00% due 11/1/2016 (City Capital Projects & WTC Recovery Costs)	AAA/Aa1	12,680,000	12,726,789
New York City Transitional Finance Authority, 5.00% due 1/15/2018 (School Financing Act) (State Aid Withholding)	AA/Aa2	4,865,000	5,122,456
New York City Transitional Finance Authority, 5.00% due 11/1/2018 (City Capital Projects & WTC Recovery Costs)	AAA/Aa1	1,500,000	1,627,890
New York City Transitional Finance Authority, 5.00% due 11/1/2018 (City Capital Projects & WTC Recovery Costs)	AAA/Aa1	11,730,000	12,730,100

Annual Report    29

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2016

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
New York City Transitional Finance Authority, 5.00% due 11/1/2018 (City Capital Projects & WTC Recovery Costs)	AAA/Aa1	$3,075,000	$3,337,174
New York City Transitional Finance Authority, 5.00% due 11/1/2018 (City Capital Projects & WTC Recovery Costs)	AAA/Aa1	1,645,000	1,785,253
New York City Transitional Finance Authority, 5.00% due 11/1/2018 (City Capital Projects & WTC Recovery Costs)	AAA/Aa1	12,725,000	13,809,933
New York City Transitional Finance Authority, 5.00% due 11/1/2018 (City Capital Projects & WTC Recovery Costs)	AAA/Aa1	2,000,000	2,170,520
New York City Transitional Finance Authority, 0.88% due 11/1/2022 put 10/3/2016 (World Trade Center Recovery; SPA: Landesbank Hessen-Thuringen) (daily demand notes)	AAA/Aa1	600,000	600,000
New York City Transitional Finance Authority, 0.86% due 11/15/2022 put 10/7/2016 (City Capital Projects; SPA: JPMorgan Chase Bank, N.A.) (weekly demand notes)	AAA/Aaa	8,500,000	8,500,000
New York City Transitional Finance Authority, 0.86% due 11/1/2036 put 10/3/2016 (City Capital Projects; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AAA/Aa1	3,950,000	3,950,000
New York City Transitional Finance Authority, 0.88% due 8/1/2039 put 10/3/2016 (City Capital Projects; SPA: State Street Bank & Trust Co.) (daily demand notes)	AAA/Aa1	34,565,000	34,565,000
New York City Transitional Finance Authority, 0.88% due 8/1/2039 put 10/3/2016 (City Capital Projects; SPA: U.S. Bank, N.A.) (daily demand notes)	AAA/Aa1	4,500,000	4,500,000
New York City Transitional Finance Authority, 0.90% due 11/1/2042 put 10/3/2016 (City Capital Projects; SPA: Barclays Bank plc) (daily demand notes)	AAA/Aa1	16,800,000	16,800,000
New York City Transitional Finance Authority, 0.86% due 2/1/2045 put 10/3/2016 (City Capital Projects; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AAA/Aa1	39,510,000	39,510,000
New York Local Government Assistance Corp., 0.79% due 4/1/2024 put 10/3/2016 (Elementary, Secondary Education and Community College Tuition Assistance Programs; SPA: JPMorgan Chase Bank N.A.) (daily demand notes)	AAA/Aa1	49,345,000	49,345,000
New York State Dormitory Authority, 5.50% due 2/15/2017 (Mental Health Services Facilities)	AA/NR	9,000,000	9,159,390
New York State Dormitory Authority, 5.25% due 5/15/2017 (Court Facilities Lease; Insured: AMBAC)	AA-/Aa2	4,945,000	5,080,147
New York State Dormitory Authority, 5.50% due 2/15/2018 (Mental Health Services Facilities)	AA/NR	5,280,000	5,610,158
New York State Dormitory Authority, 2.25% due 4/1/2018 (School Districts Financing Program) (State Aid Withholding)	AA+/NR	4,800,000	4,888,560
New York State Dormitory Authority, 5.00% due 4/1/2018 (School Districts Financing Program) (State Aid Withholding)	AA+/NR	325,000	344,695
New York State Dormitory Authority, 5.00% due 10/1/2018 (School Districts Financing Program; Insured: AGM) (State Aid Withholding)	AA/A2	2,500,000	2,702,975
New York State Dormitory Authority, 5.00% due 10/1/2018 (School Districts Financing Program) (State Aid Withholding)	NR/Aa3	1,395,000	1,506,809
New York State Dormitory Authority, 5.00% due 10/1/2018 (School Districts Financing Program) (State Aid Withholding)	AA-/NR	2,520,000	2,722,507
New York State Dormitory Authority, 5.00% due 4/1/2019 (School Districts Financing Program) (State Aid Withholding)	AA+/NR	610,000	670,640
New York State Dormitory Authority, 5.00% due 7/1/2019 (New York Department of Health; Insured: Natl-Re)	AA/Aa2	6,975,000	7,000,389
New York State Dormitory Authority, 5.00% due 10/1/2019 (School Districts Financing Program; Insured: AGM) (State Aid Withholding)	AA/A2	2,100,000	2,350,530
New York State Dormitory Authority, 5.00% due 10/1/2019 (School Districts Financing Program) (State Aid Withholding)	NR/Aa3	1,585,000	1,773,076
New York State Dormitory Authority, 5.00% due 10/1/2019 (School Districts Financing Program) (State Aid Withholding)	AA-/NR	2,645,000	2,957,189
New York State Dormitory Authority, 5.00% due 12/15/2019 (Metropolitan Transportation Authority Service Contract)	AAA/Aa1	60,000,000	67,663,200
New York State Dormitory Authority, 5.00% due 4/1/2020 (School Districts Financing Program) (State Aid Withholding)	AA+/NR	1,000,000	1,135,310
New York State Dormitory Authority, 5.00% due 7/1/2020 (NYSARC, Inc. Developmental Disability Programs)	NR/Aa2	1,000,000	1,131,930
New York State Dormitory Authority, 5.00% due 10/1/2020 (School Districts Financing Program; Insured: AGM) (State Aid Withholding)	AA/A2	2,100,000	2,425,647
New York State Dormitory Authority, 5.00% due 10/1/2020 (School Districts Financing Program) (State Aid Withholding)	NR/Aa3	1,000,000	1,152,520
New York State Dormitory Authority, 5.00% due 10/1/2020 (School Districts Financing Program) (State Aid Withholding)	AA-/NR	2,775,000	3,194,719
New York State Dormitory Authority, 5.00% due 10/1/2020 (School Districts Financing Program; Insured: AGM)	AA/NR	1,250,000	1,443,838
New York State Dormitory Authority, 5.00% due 4/1/2021 (School Districts Financing Program) (State Aid Withholding)	AA+/NR	450,000	525,060
New York State Dormitory Authority, 5.00% due 10/1/2021 (School Districts Financing Program; Insured: AGM) (State Aid Withholding)	AA/A2	1,250,000	1,483,975
New York State Dormitory Authority, 5.00% due 10/1/2021 (School Districts Financing Program) (State Aid Withholding)	NR/Aa3	750,000	884,783
New York State Dormitory Authority, 5.00% due 10/1/2021 (School Districts Financing Program; Insured: AGM)	AA/NR	1,100,000	1,305,898
New York State Dormitory Authority, 5.00% due 10/1/2022 (School Districts Financing Program) (State Aid Withholding)	AA+/NR	300,000	363,849
New York State Dormitory Authority, 5.00% due 10/1/2022 (School Districts Financing Program; Insured: AGM)	AA/NR	1,800,000	2,195,586
New York State Dormitory Authority, 5.00% due 10/1/2023 (School Districts Financing Program; Insured: AGM)	AA/NR	2,500,000	3,112,500
New York State Dormitory Authority, 5.25% due 10/1/2023 (School Districts Financing Program; Insured: AGM) (State Aid Withholding)	AA/A1	2,000,000	2,394,840
New York State Dormitory Authority, 5.00% due 10/1/2024 (School Districts Financing Program; Insured: AGM)	AA/NR	2,000,000	2,529,880
New York State Dormitory Authority, 0.86% due 7/1/2033 put 10/3/2016 (University of Rochester; LOC: HSBC Bank USA, N.A.) (daily demand notes)	AAA/Aa1	5,565,000	5,565,000
New York State Dormitory Authority, 0.75% due 5/15/2039 put 10/3/2016 (Court Facilities Lease; LOC: Mizuho Bank, Ltd.) (daily demand notes)	AA-/Aa2	30,975,000	30,975,000
New York State Housing Finance Agency, 0.88% due 11/1/2046 put 10/3/2016 (160 Madison Avenue Housing; LOC: PNC Bank, N.A.) (daily demand notes)	NR/A1	9,300,000	9,300,000
New York State Thruway Authority, 5.00% due 5/1/2019 (New NY Bridge)	A-/A3	5,000,000	5,512,900
New York State Thruway Authority, 5.00% due 1/1/2020 (Governor Thomas E. Dewey Thruway)	A/A2	2,000,000	2,255,380
New York State Thruway Authority, 5.00% due 1/1/2021 (Governor Thomas E. Dewey Thruway)	A/A2	2,500,000	2,907,375
New York State Thruway Authority, 5.00% due 1/1/2022 (Governor Thomas E. Dewey Thruway)	A/A2	3,000,000	3,587,040
New York State Thruway Authority, 5.00% due 1/1/2024 (Governor Thomas E. Dewey Thruway)	A/A2	1,000,000	1,251,350
New York State Thruway Authority, 5.00% due 3/15/2024 (Highway, Bridge, Multi-Modal and MTA Projects)	AAA/Aa1	18,300,000	21,429,849

30    Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2016

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
New York State Thruway Authority, 5.00% due 1/1/2025 (Governor Thomas E. Dewey Thruway)	A/A2	$2,000,000	$2,550,320
Suffolk County Economic Development Corp., 5.00% due 7/1/2020 (Catholic Health Services)	BBB+/Baa1	5,000,000	5,673,400
Suffolk County Economic Development Corp., 5.00% due 7/1/2021 (Catholic Health Services)	BBB+/Baa1	5,000,000	5,824,750
Suffolk County Economic Development Corp., 5.00% due 7/1/2022 (Catholic Health Services)	BBB+/Baa1	5,000,000	5,799,850
The Port Authority of New York and New Jersey GO, 5.00% due 8/15/2017 (Insured: AGM)	AA/Aa3	4,725,000	4,896,470
Tobacco Settlement Financing Corp., 5.00% due 6/1/2018	AA/NR	3,725,000	3,974,240
Triborough Bridge & Tunnel Authority, 4.00% due 11/15/2017 (MTA Bridges & Tunnels)	AA-/Aa3	750,000	776,430
Triborough Bridge & Tunnel Authority, 5.00% due 11/15/2021 (MTA Bridges & Tunnels)	AA-/Aa3	5,140,000	6,119,273
United Nations Development Corp., 5.00% due 7/1/2017 (One, Two and Three U.N. Plaza)	NR/A1	3,000,000	3,093,660
United Nations Development Corp., 5.00% due 7/1/2019 (One, Two and Three U.N. Plaza)	NR/A1	4,000,000	4,424,080
West Seneca Central School District GO, 5.00% due 11/15/2022 (Insured: BAM) (State Aid Withholding)	AA/A2	1,000,000	1,214,520

NORTH CAROLINA — 2.12%
Charlotte-Mecklenburg Hospital Authority, 5.00% due 1/15/2017 (Carolinas HealthCare System)	AA-/Aa3	2,000,000	2,023,700
Charlotte-Mecklenburg Hospital Authority, 4.00% due 1/15/2019 (Carolinas HealthCare System)	AA-/Aa3	600,000	640,488
Charlotte-Mecklenburg Hospital Authority, 3.00% due 1/15/2021 (Carolinas HealthCare System)	AA-/Aa3	1,595,000	1,715,901
Charlotte-Mecklenburg Hospital Authority, 4.00% due 1/15/2022 (Carolinas HealthCare System)	AA-/Aa3	845,000	961,154
Charlotte-Mecklenburg Hospital Authority, 5.00% due 1/15/2023 (Carolinas HealthCare System)	AA-/Aa3	1,400,000	1,695,554
Charlotte-Mecklenburg Hospital Authority, 5.00% due 1/15/2024 (Carolinas HealthCare System)	AA-/Aa3	2,855,000	3,484,585
Charlotte-Mecklenburg Hospital Authority, 0.86 % due 1/15/2037 put 10/3/2016 (Carolinas HealthCare System; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AA-/Aa3	8,505,000	8,505,000
City of Charlotte COP, 5.00% due 12/1/2020 (Equipment Acquisition & Public Facilities)	AA+/Aa1	1,000,000	1,155,690
City of Charlotte COP, 5.00% due 12/1/2021 (Equipment Acquisition & Public Facilities)	AA+/Aa1	1,100,000	1,305,139
City of Charlotte COP, 5.00% due 12/1/2022 (Equipment Acquisition & Public Facilities)	AA+/Aa1	2,405,000	2,919,454
City of Charlotte COP, 5.00% due 12/1/2023 (Equipment Acquisition & Public Facilities)	AA+/Aa1	2,145,000	2,659,478
City of Charlotte COP, 5.00% due 12/1/2025 (Equipment Acquisition & Public Facilities)	AA+/Aa1	2,290,000	2,927,925
City of Charlotte GO, 4.00% due 12/1/2016 (Equipment Acquisition & Public Facilities)	AAA/Aaa	5,315,000	5,344,764
County of Buncombe, 5.00% due 6/1/2022 (Primary, Middle School & Community College Facilities)	AA+/Aa2	1,000,000	1,202,700
County of Buncombe, 5.00% due 6/1/2023 (Primary, Middle School & Community College Facilities)	AA+/Aa2	750,000	921,705
County of Buncombe, 5.00% due 6/1/2024 (Primary, Middle School & Community College Facilities)	AA+/Aa2	600,000	751,302
County of Catawba, 4.00% due 10/1/2016	AA-/Aa2	1,000,000	1,000,090
County of Catawba, 4.00% due 10/1/2017	AA-/Aa2	1,000,000	1,030,770
County of Dare, 4.00% due 6/1/2017 (Educational Facility Capital Projects)	AA/Aa3	400,000	408,228
County of Dare, 4.00% due 6/1/2018 (Educational Facility Capital Projects)	AA/Aa3	425,000	446,123
County of Dare, 4.00% due 6/1/2019 (Educational Facility Capital Projects)	AA/Aa3	500,000	538,765
County of Dare, 4.00% due 6/1/2020 (Educational Facility Capital Projects)	AA/Aa3	765,000	843,106
County of Dare, 5.00% due 6/1/2021 (Educational Facility Capital Projects)	AA/Aa3	1,225,000	1,432,613
County of Dare, 4.00% due 6/1/2022 (Educational Facility Capital Projects)	AA/Aa3	490,000	559,850
County of Dare, 5.00% due 6/1/2024 (Educational Facility Capital Projects)	AA/Aa3	700,000	850,388
County of Mecklenburg GO, 5.00% due 12/1/2018 (County Debt Restructuring)	AAA/Aaa	3,015,000	3,285,626
County of Randolph, 5.00% due 10/1/2020	A+/Aa3	500,000	572,875
County of Randolph, 5.00% due 10/1/2021	A+/Aa3	1,065,000	1,251,300
County of Randolph, 5.00% due 10/1/2021	A+/Aa3	500,000	587,465
County of Randolph, 5.00% due 10/1/2022	A+/Aa3	1,945,000	2,338,726
County of Randolph, 5.00% due 10/1/2023	A+/Aa3	550,000	674,845
County of Randolph, 5.00% due 10/1/2023	A+/Aa3	400,000	490,796
North Carolina Eastern Municipal Power Agency, 6.00% due 1/1/2018 (Insured: AMBAC) (ETM)	NR/NR	7,500,000	7,983,150
North Carolina Eastern Municipal Power Agency, 6.00% due 1/1/2018 (Insured: BHAC/AMBAC) (ETM)	AA+/Aa1	5,965,000	6,337,574
North Carolina Eastern Municipal Power Agency, 5.25% due 1/1/2019 pre-refunded 1/1/2018 (Insured: AGM)	AA/A3	3,105,000	3,273,229
North Carolina Eastern Municipal Power Agency, 5.00% due 1/1/2021 (ETM)	NR/NR	5,000,000	5,832,900
North Carolina Eastern Municipal Power Agency, 5.00% due 1/1/2022 (ETM)	NR/NR	4,715,000	5,656,303
North Carolina Infrastructure Finance Corp. COP, 5.00% due 5/1/2026 pre-refunded 5/1/2017 (North Carolina Capital Improvements; Insured: AGM)	AA+/Aa1	3,000,000	3,074,580
North Carolina Medical Care Commission, 5.00% due 6/1/2020 (Duke University Health System)	AA/Aa2	2,000,000	2,287,240
North Carolina Medical Care Commission, 5.00% due 6/1/2021 (Duke University Health System)	AA/Aa2	2,000,000	2,354,700
North Carolina Medical Care Commission, 5.00% due 6/1/2022 (Duke University Health System)	AA/Aa2	1,800,000	2,173,428
North Carolina Medical Care Commission, 5.00% due 6/1/2023 (Duke University Health System)	AA/Aa2	1,425,000	1,754,474
North Carolina Medical Care Commission, 5.00% due 6/1/2024 (Duke University Health System)	AA/Aa2	2,300,000	2,879,991
North Carolina Medical Care Commission, 5.00% due 6/1/2025 (Duke University Health System)	AA/Aa2	4,000,000	5,081,360
North Carolina Medical Care Commission, 5.00% due 6/1/2026 (Duke University Health System)	AA/Aa2	1,600,000	2,060,160
North Carolina Municipal Power Agency, 5.25% due 1/1/2017 (Catawba Electric) (ETM)	NR/NR	1,120,000	1,132,712
North Carolina Municipal Power Agency, 5.25% due 1/1/2017 (Catawba Electric)	A/A2	2,000,000	2,022,340
North Carolina Municipal Power Agency, 4.00% due 1/1/2018 (Catawba Electric) (ETM)	NR/NR	3,250,000	3,378,115
North Carolina Municipal Power Agency, 4.00% due 1/1/2018 (Catawba Electric)	A/A2	11,750,000	12,198,145
North Carolina Municipal Power Agency, 5.00% due 1/1/2019 (Catawba Electric)	A/A2	3,280,000	3,572,248
North Carolina Municipal Power Agency, 5.00% due 1/1/2019 (Catawba Electric) (ETM)	NR/NR	1,220,000	1,331,569
North Carolina Municipal Power Agency, 4.00% due 1/1/2020 (Catawba Electric) (ETM)	NR/NR	945,000	1,037,412

Annual Report    31

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2016

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
North Carolina Municipal Power Agency, 4.00% due 1/1/2020 (Catawba Electric)	A/A2	$605,000	$662,124
North Carolina Municipal Power Agency, 5.00% due 1/1/2020 (Catawba Electric)	A/A2	720,000	810,950
North Carolina Municipal Power Agency, 5.00% due 1/1/2020 (Catawba Electric) (ETM)	NR/NR	280,000	316,425
North Carolina Municipal Power Agency, 4.00% due 1/1/2022 (Catawba Electric)	A/A2	1,000,000	1,139,920
State of North Carolina, 5.00% due 11/1/2019 (State Capital Projects and Correctional Facilities)	AA+/Aa1	23,635,000	26,533,833
State of North Carolina GO, 5.00% due 6/1/2017 (Various Capital Improvements)	AAA/Aaa	6,070,000	6,240,870
Winston-Salem State University, 4.00% due 4/1/2017 (Student Housing and Student Services Facilities)	A-/A3	645,000	653,637
Winston-Salem State University, 5.00% due 4/1/2019 (Student Housing and Student Services Facilities)	A-/A3	815,000	887,225
Winston-Salem State University, 5.00% due 4/1/2022 (Student Housing and Student Services Facilities)	A-/A3	945,000	1,107,086

NORTH DAKOTA — 0.05%
County of Ward, 4.00% due 4/1/2020 (Insured: AGM)	AA/A2	2,445,000	2,672,092
North Dakota Public Finance Authority, 4.00% due 6/1/2017 (City of Fargo Flood Mitigation Projects)	A+/NR	1,460,000	1,489,667

OHIO — 4.58%
Akron, Bath & Copley Joint Township Hospital District, 5.00% due 11/15/2021 (Children’s Hospital Medical Center)	NR/A1	1,000,000	1,176,340
American Municipal Power, Inc., 5.25% due 2/15/2018 (AMP Combined Hydroelectric Projects)	A/A2	5,500,000	5,819,935
American Municipal Power, Inc., 5.25% due 2/15/2019 (AMP Combined Hydroelectric Projects)	A/A2	5,595,000	6,145,380
American Municipal Power, Inc., 5.00% due 2/15/2020 (AMP Fremont Energy Center)	A/A1	1,865,000	2,105,492
American Municipal Power, Inc., 5.00% due 2/15/2021 (AMP Fremont Energy Center)	A/A1	1,300,000	1,509,014
American Municipal Power, Inc., 5.00% due 2/15/2022 (AMP Fremont Energy Center)	A/A1	2,750,000	3,266,725
Cincinnati City School District Board of Education GO, 5.25% due 12/1/2023 (Educational Facilities; Insured: Natl-Re)	AA-/Aa2	2,690,000	3,381,169
City of Akron, 5.00% due 12/1/2021 (Community Learning Centers)	AA+/NR	4,120,000	4,879,275
City of Akron GO, 5.00% due 12/1/2019 (Various Municipal Capital Projects)	AA-/NR	1,685,000	1,893,232
City of Cleveland, 3.00% due 10/1/2016 (Public Facilities)	AA/A1	690,000	690,041
City of Cleveland, 4.00% due 10/1/2018 (Parks & Recreation Facilities)	AA/A1	500,000	527,930
City of Cleveland, 5.00% due 5/15/2019 (Police & Fire Pension Payment)	AA/A1	1,750,000	1,921,552
City of Cleveland, 4.00% due 10/1/2019 (Public Facilities)	AA/A1	600,000	649,218
City of Cleveland, 4.00% due 10/1/2019 (Parks & Recreation Facilities)	AA/A1	520,000	562,656
City of Cleveland, 5.00% due 5/15/2020 (Police & Fire Pension Payment)	AA/A1	1,605,000	1,817,053
City of Cleveland, 5.00% due 10/1/2020 (Parks & Recreation Facilities)	AA/A1	545,000	623,513
City of Cleveland, 5.00% due 10/1/2020 (Public Facilities)	AA/A1	510,000	583,471
City of Cleveland, 5.00% due 5/15/2021 (Police & Fire Pension Payment)	AA/A1	750,000	872,168
City of Cleveland, 5.00% due 10/1/2021 (Parks & Recreation Facilities)	AA/A1	570,000	669,106
City of Cleveland, 5.00% due 10/1/2022 (Parks & Recreation Facilities)	AA/A1	600,000	718,404
City of Cleveland, 5.00% due 10/1/2022 (Public Facilities)	AA/A1	905,000	1,083,593
City of Cleveland, 5.00% due 11/15/2022 (Parks & Recreation Facilities)	AA/A1	1,030,000	1,236,371
City of Cleveland, 5.00% due 10/1/2023 (Parks & Recreation Facilities)	AA/A1	630,000	767,869
City of Cleveland, 5.00% due 10/1/2023 (Public Facilities)	AA/A1	1,155,000	1,407,760
City of Cleveland COP, 5.00% due 11/15/2016 (Cleveland Stadium)	A/A2	2,200,000	2,211,308
City of Cleveland COP, 4.75% due 11/15/2020 (Cleveland Stadium)	A/A2	2,000,000	2,237,740
City of Cleveland GO, 5.50% due 10/1/2016 (City Capital Projects; Insured: AMBAC)	AA/A1	7,710,000	7,711,002
City of Cleveland GO, 2.00% due 12/1/2018 (City Capital Projects)	AA/A1	700,000	715,407
City of Cleveland GO, 5.50% due 10/1/2019 (City Capital Projects; Insured: AMBAC)	AA/A1	1,260,000	1,425,312
City of Cleveland GO, 3.00% due 12/1/2020 (Municipal Street System Improvements)	AA/A1	675,000	725,308
City of Cleveland GO, 3.00% due 12/1/2021 (Municipal Street System Improvements)	AA/A1	2,305,000	2,496,453
City of Cleveland GO, 4.00% due 12/1/2022 (Municipal Street System Improvements)	AA/A1	3,330,000	3,839,590
City of Cleveland GO, 4.00% due 12/1/2023 (Municipal Street System Improvements)	AA/A1	3,395,000	3,974,017
City of Cleveland GO, 5.00% due 12/1/2024 (Municipal Street System Improvements)	AA/A1	3,730,000	4,690,661
City of Cleveland GO, 5.00% due 12/1/2025 (Municipal Street System Improvements)	AA/A1	3,555,000	4,514,246
City of Cleveland GO, 5.00% due 12/1/2026 (Municipal Street System Improvements)	AA/A1	3,610,000	4,546,398
City of Toledo, 5.00% due 11/15/2018 (Water System Improvements)	AA-/Aa3	1,175,000	1,274,147
City of Toledo, 5.00% due 11/15/2019 (Water System Improvements)	AA-/Aa3	2,260,000	2,535,200
City of Toledo, 5.00% due 11/15/2020 (Water System Improvements)	AA-/Aa3	2,000,000	2,311,060
City of Toledo, 5.00% due 11/15/2021 (Water System Improvements)	AA-/Aa3	2,000,000	2,371,460
City of Toledo, 5.00% due 11/15/2022 (Water System Improvements)	AA-/Aa3	3,255,000	3,949,552
City of Toledo, 5.00% due 11/15/2023 (Water System Improvements)	AA-/Aa3	1,750,000	2,148,510
Cleveland Package Facilities, 5.25% due 9/15/2021 (Insured: AGM)	AA/A2	2,035,000	2,357,507
Cleveland Package Facilities, 5.25% due 9/15/2021 (Insured: AGM) (ETM)	AA/A2	965,000	1,159,669
Cleveland State University, 5.00% due 6/1/2019 (Campus Capital Projects)	A+/A1	1,000,000	1,103,790
Cleveland State University, 5.00% due 6/1/2020 (Campus Capital Projects)	A+/A1	700,000	796,866
Cleveland State University, 5.00% due 6/1/2021 (Campus Capital Projects)	A+/A1	1,000,000	1,169,480
Cleveland State University, 5.00% due 6/1/2022 (Campus Capital Projects)	A+/A1	2,000,000	2,377,240
Cleveland-Cuyahoga County Port Authority, 5.00% due 10/1/2019 (Cleveland Museum of Art)	AA+/NR	2,000,000	2,227,880
County of Clermont, 4.00% due 8/1/2019 (Sanitary Sewer System)	NR/Aa3	1,420,000	1,496,680
County of Cuyahoga COP, 5.00% due 12/1/2019 (Convention Hotel Project)	AA-/Aa3	2,585,000	2,892,408
County of Cuyahoga COP, 5.00% due 12/1/2022 (Convention Hotel Project)	AA-/Aa3	9,725,000	11,758,886

32    Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2016

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
County of Cuyahoga COP, 5.00% due 12/1/2023 (Convention Hotel Project)	AA-/Aa3	$5,645,000	$6,960,793
County of Cuyahoga COP, 5.00% due 12/1/2024 (Convention Hotel Project)	AA-/Aa3	11,515,000	14,235,419
County of Hamilton, 5.00% due 12/1/2018	AA-/A1	1,900,000	2,060,816
County of Hamilton, 5.00% due 12/1/2019	AA-/A1	3,000,000	3,365,730
County of Hamilton, 5.00% due 12/1/2020	AA-/A1	1,200,000	1,386,204
County of Hamilton, 5.00% due 12/1/2022	AA-/A1	2,250,000	2,728,215
County of Hamilton, 5.00% due 12/1/2023	AA-/A1	2,200,000	2,722,896
County of Hamilton, 5.00% due 12/1/2024	AA-/A1	3,200,000	4,023,936
County of Hamilton, 5.00% due 12/1/2025	AA-/A1	3,400,000	4,315,484
County of Hamilton, 5.00% due 12/1/2026	AA-/A1	3,000,000	3,839,190
County of Montgomery, 0.90% due 11/15/2045 put 10/3/2016 (Premier Health Partners; LOC: Barclays Bank plc) (daily demand notes)	NR/Aa2	6,175,000	6,175,000
County of Montgomery, 0.90% due 11/15/2045 put 10/3/2016 (Premier Health Partners; LOC: Barclays Bank plc) (daily demand notes)	NR/Aa2	43,825,000	43,825,000
County of Scioto, 5.00% due 2/15/2022	NR/A2	1,110,000	1,317,459
County of Scioto, 5.00% due 2/15/2023	NR/A2	2,020,000	2,442,483
County of Scioto, 5.00% due 2/15/2024	NR/A2	1,640,000	2,019,693
County of Scioto, 5.00% due 2/15/2025	NR/A2	1,695,000	2,114,546
Deerfield Township, 5.00% due 12/1/2017	NR/A1	1,000,000	1,038,520
Franklin County Convention Facilities Authority, 5.00% due 12/1/2021 (Greater Columbus Convention Center)	AA/Aaa	1,000,000	1,183,740
Franklin County Convention Facilities Authority, 5.00% due 12/1/2022 (Greater Columbus Convention Center)	AA/Aaa	500,000	604,650
Franklin County Convention Facilities Authority, 5.00% due 12/1/2024 (Greater Columbus Convention Center)	AA/Aaa	1,000,000	1,248,020
Garfield Heights City School District GO, 5.375% due 12/15/2016 (School Improvements; Insured: Natl-Re)	NR/A2	1,625,000	1,638,861
Kent State University, 5.00% due 5/1/2020 pre-refunded 5/1/2019 (Insured: AGC)	AA/Aa3	915,000	1,008,943
Kent State University, 5.00% due 5/1/2020 (Insured: AGC)	AA/Aa3	85,000	93,850
Ohio Higher Educational Facility Commission, 0.90% due 1/1/2043 put 10/3/2016 (Cleveland Clinic Health System; SPA: Barclays Bank plc) (daily demand notes)	AA-/Aa2	73,550,000	73,550,000
Ohio State Air Quality Development Authority, 5.625% due 6/1/2018 (FirstEnergy Nuclear Generation Corp.)	BB+/Baa2	5,000,000	5,139,450
Ohio State Building Authority, 5.00% due 10/1/2020	AA/Aa2	1,700,000	1,910,477
Ohio State Water Development Authority, 3.625% due 10/1/2033 put 4/1/2020 (FirstEnergy Nuclear Generation Corp.)	BB-/Ba2	2,000,000	1,771,860
Penta Career Center COP, 4.00% due 4/1/2017 (School District Facilities)	NR/Aa3	1,550,000	1,572,444
RiverSouth Authority, 5.00% due 12/1/2019 (RiverSouth Area Redevelopment)	AA+/Aa2	2,500,000	2,796,475
State of Ohio, 4.00% due 12/15/2018 (Major New Street Infrastructure Project)	AA/Aa2	1,000,000	1,067,040
State of Ohio, 4.00% due 12/15/2019 (Major New Street Infrastructure Project)	AA/Aa2	1,000,000	1,093,270
State of Ohio, 5.00% due 10/1/2020 (Cultural and Sports Capital Facilities)	AA/Aa2	3,845,000	4,408,677
State of Ohio, 5.00% due 12/15/2020 (Major New Street Infrastructure Project)	AA/Aa2	1,000,000	1,157,410
State of Ohio, 5.00% due 12/15/2020 (Major New Street Infrastructure Project)	AA/Aa2	1,000,000	1,157,410
State of Ohio, 5.00% due 12/15/2021 (Major New Street Infrastructure Project)	AA/Aa2	2,500,000	2,969,075
State of Ohio, 5.00% due 12/15/2024 (Major New Street Infrastructure Project)	AA/Aa2	2,000,000	2,520,160
State of Ohio, 5.00% due 12/15/2025 (Major New Street Infrastructure Project)	AA/Aa2	3,000,000	3,838,320
State of Ohio, 5.00% due 12/15/2026 (Major New Street Infrastructure Project)	AA/Aa2	1,000,000	1,282,150
State of Ohio GO, 5.50% due 9/15/2019 (Common Schools Capital Facilities)	AA+/Aa1	4,150,000	4,699,958
University of Akron Ohio, 5.00% due 1/1/2018 (Insured: AGM)	AA/A1	3,415,000	3,586,774
Youngstown City School District GO, 3.00% due 12/1/2016 (Educational Facilities) (State Aid Withholding)	NR/Aa2	1,440,000	1,444,853
Youngstown City School District GO, 4.00% due 12/1/2017 (Educational Facilities) (State Aid Withholding)	NR/Aa2	1,480,000	1,529,018
Youngstown City School District GO, 4.00% due 12/1/2018 (Educational Facilities) (State Aid Withholding)	NR/Aa2	1,545,000	1,638,658
Youngstown City School District GO, 4.00% due 12/1/2019 (Educational Facilities) (State Aid Withholding)	NR/Aa2	1,605,000	1,742,581
Youngstown City School District GO, 4.00% due 12/1/2020 (Educational Facilities) (State Aid Withholding)	NR/Aa2	1,670,000	1,849,274
Youngstown City School District GO, 4.00% due 12/1/2021 (Educational Facilities) (State Aid Withholding)	NR/Aa2	1,735,000	1,910,998
Youngstown City School District GO, 4.00% due 12/1/2022 (Educational Facilities) (State Aid Withholding)	NR/Aa2	1,805,000	1,978,118
Youngstown City School District GO, 4.00% due 12/1/2023 (Educational Facilities) (State Aid Withholding)	NR/Aa2	1,700,000	1,853,595

OKLAHOMA — 0.72%
Canadian County Educational Facilities Authority, 4.00% due 9/1/2019 (Mustang Public Schools)	A+/NR	1,410,000	1,518,838
Canadian County Educational Facilities Authority, 4.50% due 9/1/2020 (Mustang Public Schools)	A+/NR	2,690,000	3,003,627
Canadian County Educational Facilities Authority, 4.50% due 9/1/2021 (Mustang Public Schools)	A+/NR	2,290,000	2,603,684
Cleveland County Educational Facilities Authority, 5.00% due 6/1/2023 (Moore Public Schools)	A+/NR	5,355,000	6,539,633
Cleveland County ISD No. 29 GO, 1.50% due 3/1/2017 (Norman School District)	NR/Aa3	3,630,000	3,638,930
[b] Oklahoma Capitol Improvement Authority, 5.00% due 7/1/2023 (State Highway Capital Improvement)	AA/NR	325,000	396,955
[b] Oklahoma Capitol Improvement Authority, 5.00% due 7/1/2024 (State Highway Capital Improvement)	AA/NR	800,000	992,440
Oklahoma County Finance Authority, 5.00% due 9/1/2017 (Western Heights Public Schools)	A+/NR	4,075,000	4,215,506
Oklahoma County Finance Authority, 4.00% due 9/1/2018 (Western Heights Public Schools)	A+/NR	250,000	263,468
Oklahoma County Finance Authority, 5.00% due 9/1/2018 (Western Heights Public Schools)	A+/NR	2,120,000	2,270,986
Oklahoma County Finance Authority, 5.00% due 9/1/2020 (Western Heights Public Schools)	A+/NR	2,000,000	2,267,620
Oklahoma DFA, 5.00% due 8/15/2017 (INTEGRIS Health) (ETM)	AA-/NR	4,375,000	4,535,956
Oklahoma DFA, 5.00% due 8/15/2018 (INTEGRIS Health) (ETM)	AA-/NR	500,000	538,195
Oklahoma DFA, 5.00% due 8/15/2022 (INTEGRIS Health)	AA-/Aa3	1,000,000	1,206,120

Annual Report    33

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2016

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Oklahoma DFA, 5.00% due 8/15/2023 (INTEGRIS Health)	AA-/Aa3	$1,500,000	$1,837,095
Oklahoma DFA, 5.00% due 8/15/2024 (INTEGRIS Health)	AA-/Aa3	1,225,000	1,524,598
Oklahoma DFA, 5.00% due 8/15/2025 (INTEGRIS Health)	AA-/Aa3	1,000,000	1,263,990
Oklahoma State Industrial Authority, 5.25% due 7/1/2017 (Medical Research Foundation) (ETM)	NR/A2	1,075,000	1,110,905
Tulsa County Industrial Authority, 5.50% due 9/1/2018 (Jenks Public Schools)	AA-/NR	4,210,000	4,559,683
Tulsa County Industrial Authority, 4.50% due 9/1/2020 (Broken Arrow Public Schools)	AA-/NR	1,585,000	1,781,413
Tulsa County Industrial Authority, 4.50% due 9/1/2021 (Broken Arrow Public Schools)	AA-/NR	8,775,000	10,060,625
Tulsa Parking Authority, 3.00% due 7/1/2017	AA-/NR	1,470,000	1,490,198

OREGON — 1.20%
Oregon Facilities Authority, 4.50% due 3/15/2018 (Legacy Health System)	AA-/A1	1,100,000	1,154,120
Polk County Dallas School District No. 2 GO, 0% due 6/15/2017 (Capital Improvements)	AA+/NR	2,270,000	2,254,450
[a] Polk County Dallas School District No. 2 GO, 0% due 6/15/2019 (Capital Improvements)	AA+/NR	515,000	499,437
Polk County Dallas School District No. 2 GO, 0% due 6/15/2021 (Capital Improvements)	AA+/NR	1,475,000	1,382,754
State of Oregon GO, 2.00% due 6/30/2017 (Cash Management)	SP-1+/Mig1	89,625,000	90,424,455

PENNSYLVANIA — 5.04%
Adams County IDA, 5.00% due 8/15/2017 (Gettysburg College)	A/A2	1,340,000	1,385,064
Adams County IDA, 5.00% due 8/15/2019 (Gettysburg College)	A/A2	1,765,000	1,952,108
Allegheny County Higher Education Building Authority, 5.00% due 3/1/2020 (Duquesne University of the Holy Spirit)	A/A2	250,000	281,315
Allegheny County Higher Education Building Authority, 5.00% due 3/1/2023 (Duquesne University of the Holy Spirit)	A/A2	300,000	361,455
Allegheny County Higher Education Building Authority, 5.00% due 3/1/2024 (Duquesne University of the Holy Spirit)	A/A2	500,000	614,235
Allegheny County Higher Education Building Authority, 5.00% due 3/1/2025 (Duquesne University of the Holy Spirit)	A/A2	1,145,000	1,426,544
Allegheny County Hospital Development Authority, 5.00% due 6/15/2017 (University of Pittsburgh Medical Center)	A+/Aa3	3,000,000	3,086,490
Allegheny County Hospital Development Authority, 5.00% due 9/1/2017 (University of Pittsburgh Medical Center)	A+/Aa3	1,875,000	1,943,869
Allegheny County Hospital Development Authority, 5.00% due 5/15/2018 (University of Pittsburgh Medical Center)	A+/Aa3	5,915,000	6,302,314
Allegheny County Hospital Development Authority, 5.00% due 6/15/2018 (University of Pittsburgh Medical Center)	A+/Aa3	3,310,000	3,537,761
Allegheny County Hospital Development Authority, 5.00% due 9/1/2018 (University of Pittsburgh Medical Center)	A+/Aa3	3,100,000	3,334,298
Allegheny County Sanitary Authority, 4.00% due 12/1/2018 (2015 Capital Project)	A/A1	650,000	689,377
Allegheny County Sanitary Authority, 5.00% due 12/1/2023 (2015 Capital Project)	A/A1	14,500,000	17,846,600
Allegheny County Sanitary Authority, 5.00% due 12/1/2024 (2015 Capital Project)	A/A1	4,650,000	5,819,010
Allegheny County Sanitary Authority, 5.00% due 12/1/2025 (2015 Capital Project; Insured: BAM)	AA/A1	1,000,000	1,265,390
Altoona Area School District GO, 3.25% due 12/1/2016 (Insured: AGM) (State Aid Withholding)	AA/NR	1,475,000	1,480,487
Altoona Area School District GO, 3.00% due 12/1/2022 (Insured: AGM) (State Aid Withholding)	AA/NR	1,335,000	1,435,272
Athens Area School District GO, 3.00% due 4/15/2018 (Insured: AGM) (State Aid Withholding)	NR/A2	2,600,000	2,677,558
Athens Area School District GO, 3.00% due 4/15/2019 (Insured: AGM) (State Aid Withholding)	NR/A2	2,680,000	2,756,058
City of Philadelphia, 5.00% due 6/15/2017 (Water and Wastewater System; Insured: AGM)	AA/A1	5,570,000	5,731,474
City of Philadelphia, 5.00% due 10/1/2017 (Pennsylvania Gas Works)	A/Baa1	400,000	415,760
City of Philadelphia, 5.00% due 7/1/2018 (Pennsylvania Gas Works)	AA/A2	1,395,000	1,490,432
City of Philadelphia, 5.00% due 8/1/2023 (Pennsylvania Gas Works)	A/Baa1	3,750,000	4,537,800
City of Philadelphia, 5.00% due 8/1/2024 (Pennsylvania Gas Works)	A/Baa1	4,000,000	4,917,000
City of Philadelphia, 5.00% due 8/1/2025 (Pennsylvania Gas Works)	A/Baa1	1,900,000	2,359,097
City of Pittsburgh GO, 5.00% due 9/1/2022 (Insured: BAM)	AA/A1	1,100,000	1,321,650
Commonwealth of Pennsylvania GO, 5.00% due 9/15/2022 (Capital Facilities)	AA-/Aa3	25,000,000	29,842,500
Commonwealth of Pennsylvania GO, 5.00% due 8/15/2023 (Capital Facilities)	AA-/Aa3	19,125,000	23,245,290
Commonwealth of Pennsylvania GO, 5.00% due 9/15/2023 (Capital Facilities)	AA-/Aa3	25,000,000	30,435,500
Commonwealth of Pennsylvania GO, 5.00% due 8/15/2024 (Capital Facilities)	AA-/Aa3	15,500,000	19,153,970
Commonwealth of Pennsylvania GO, 5.00% due 8/15/2025 (Capital Facilities)	AA-/Aa3	14,825,000	18,579,283
Commonwealth of Pennsylvania GO, 5.00% due 9/15/2025 (Capital Facilities)	AA-/Aa3	25,000,000	31,374,000
Commonwealth of Pennsylvania GO, 5.00% due 9/15/2026 (Capital Facilities)	AA-/Aa3	25,000,000	31,673,000
Commonwealth of Pennsylvania State Public School Building Authority, 5.00% due 10/1/2016 (Harrisburg Area Community College)	A-/NR	1,390,000	1,390,153
Economy Borough Municipal Authority, 3.00% due 12/15/2016 (Beaver County Sewer System; Insured: BAM)	AA/NR	505,000	507,045
Economy Borough Municipal Authority, 3.00% due 12/15/2018 (Beaver County Sewer System; Insured: BAM)	AA/NR	435,000	451,365
Economy Borough Municipal Authority, 4.00% due 12/15/2020 (Beaver County Sewer System; Insured: BAM)	AA/NR	605,000	668,344
Economy Borough Municipal Authority, 4.00% due 12/15/2022 (Beaver County Sewer System; Insured: BAM)	AA/NR	1,180,000	1,340,315
Lancaster County Hospital Authority, 3.00% due 11/1/2016 (Masonic Villages Project)	A/NR	1,550,000	1,552,712
Lancaster County Hospital Authority, 4.00% due 11/1/2017 (Masonic Villages Project)	A/NR	865,000	891,019
Lancaster County Hospital Authority, 5.00% due 11/1/2018 (Masonic Villages Project)	A/NR	1,105,000	1,191,952
Lancaster County Solid Waste Management Authority, 5.00% due 12/15/2023 (Harrisburg Resource Recovery Facility)	AA-/NR	2,680,000	3,240,093
Lancaster County Solid Waste Management Authority, 5.25% due 12/15/2024 (Harrisburg Resource Recovery Facility)	AA-/NR	4,770,000	5,879,454
Lehigh County IDA, 0.90% due 2/15/2027 put 8/15/2017 (PPL Electric Utilities Corp.)	A/A1	1,360,000	1,358,694
Lehigh County IDA, 0.90% due 9/1/2029 put 9/1/2017 (PPL Electric Utilities Corp.)	A/A1	15,000,000	14,981,550
Luzerne County GO, 5.00% due 11/15/2021 (Insured: AGM)	AA/NR	2,680,000	3,081,008
Luzerne County GO, 5.00% due 11/15/2022 (Insured: AGM)	AA/NR	2,560,000	2,985,754
Luzerne County GO, 5.00% due 11/15/2023 (Insured: AGM)	AA/NR	2,600,000	3,070,808
Luzerne County GO, 5.00% due 11/15/2024 (Insured: AGM)	AA/NR	4,000,000	4,770,400

34    Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2016

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Monroeville Finance Authority, 5.00% due 2/15/2021 (University of Pittsburgh Medical Center)	A+/Aa3	$2,400,000	$2,783,088
Monroeville Finance Authority, 5.00% due 2/15/2022 (University of Pittsburgh Medical Center)	A+/Aa3	1,250,000	1,485,775
Montgomery County Higher Education & Health Authority, 5.00% due 6/1/2022 (Abington Memorial Hospital)	A/NR	3,000,000	3,573,390
Northampton Borough Municipal Authority, 4.00% due 5/15/2021 (Water System; Insured: AGM)	NR/A1	500,000	548,665
Northampton Borough Municipal Authority, 4.00% due 5/15/2022 (Water System; Insured: AGM)	NR/A1	1,185,000	1,317,850
Northampton Borough Municipal Authority, 3.00% due 5/15/2023 (Water System; Insured: AGM)	NR/A1	1,255,000	1,328,518
Norwin School District GO, 4.00% due 4/1/2018 (Insured: AGM) (State Aid Withholding)	AA/A1	1,835,000	1,911,428
Pennsylvania Higher Educational Facilities Authority, 5.00% due 5/15/2019 (University of Pittsburgh Medical Center)	A+/Aa3	5,600,000	6,166,608
Pennsylvania Higher Educational Facilities Authority, 5.00% due 5/15/2020 (University of Pittsburgh Medical Center)	A+/Aa3	5,100,000	5,792,988
Pennsylvania Higher Educational Facilities Authority, 4.00% due 10/1/2022 (Shippensburg University Student Services, Inc. Student Housing)	BBB-/Baa3	1,825,000	1,975,654
Pennsylvania Higher Educational Facilities Authority, 5.00% due 11/1/2023 (Saint Joseph’s University)	A-/NR	1,075,000	1,228,542
Philadelphia Authority for Industrial Development, 5.00% due 8/1/2020 (Mast Charter School)	BBB/NR	420,000	448,363
Philadelphia Parking Authority, 5.00% due 9/1/2017	A/A1	1,020,000	1,053,640
Philadelphia School District GO, 4.50% due 9/1/2017 (State Aid Withholding)	NR/A2	2,270,000	2,326,932
Philadelphia School District GO, 5.00% due 9/1/2019 (State Aid Withholding)	NR/A2	18,410,000	19,926,432
Philadelphia School District GO, 5.00% due 9/1/2019 (State Aid Withholding)	NR/A2	4,210,000	4,556,778
Philadelphia School District GO, 5.25% due 9/1/2021 (State Aid Withholding)	NR/A2	2,265,000	2,492,247
Pittsburgh Water and Sewer Authority, 5.00% due 9/1/2023	A/A2	2,520,000	3,079,667
Pittsburgh Water and Sewer Authority, 5.00% due 9/1/2024	A/A2	7,365,000	9,000,693
Pittsburgh Water and Sewer Authority, 5.00% due 9/1/2024	A/A2	2,395,000	2,926,906
Plum Borough School District GO, 3.00% due 9/15/2017 (Insured: BAM) (State Aid Withholding)	AA/NR	240,000	244,315
Plum Borough School District GO, 4.00% due 9/15/2018 (Insured: BAM) (State Aid Withholding)	AA/NR	740,000	780,478
Plum Borough School District GO, 4.00% due 9/15/2019 (Insured: BAM) (State Aid Withholding)	AA/NR	1,205,000	1,300,641
Plum Borough School District GO, 4.00% due 9/15/2019 (Insured: BAM) (State Aid Withholding)	AA/NR	390,000	420,954
Plum Borough School District GO, 4.00% due 9/15/2019 (Insured: BAM) (State Aid Withholding)	AA/NR	395,000	426,351
Plum Borough School District GO, 4.00% due 9/15/2020 (Insured: BAM) (State Aid Withholding)	AA/NR	1,455,000	1,606,626
Plum Borough School District GO, 4.00% due 9/15/2021 (Insured: BAM) (State Aid Withholding)	AA/NR	1,610,000	1,808,127
Plum Borough School District GO, 5.00% due 9/15/2022 (Insured: BAM) (State Aid Withholding)	AA/NR	1,410,000	1,677,815
Plum Borough School District GO, 5.00% due 9/15/2023 (Insured: BAM) (State Aid Withholding)	AA/NR	1,495,000	1,806,498
Plum Borough School District GO, 5.00% due 9/15/2023 (Insured: BAM) (State Aid Withholding)	AA/NR	470,000	567,929
Plum Borough School District GO, 5.00% due 9/15/2024 (Insured: BAM) (State Aid Withholding)	AA/NR	1,885,000	2,308,107
Wayne County Hospital and HFA, 2.00% due 7/1/2017 (Wayne Memorial Hospital; Insured: AGM)	AA/NR	1,000,000	1,007,630
Wayne County Hospital and HFA, 2.00% due 7/1/2018 (Wayne Memorial Hospital; Insured: AGM)	AA/NR	625,000	635,831
Wayne County Hospital and HFA, 3.00% due 7/1/2019 (Wayne Memorial Hospital; Insured: AGM)	AA/NR	1,185,000	1,224,591

RHODE ISLAND — 1.46%
Rhode Island Clean Water Finance Agency, 5.00% due 10/1/2018 (Public Drinking Water Supply or Treatment Facilities)	AAA/NR	870,000	940,096
Rhode Island Clean Water Finance Agency, 5.00% due 10/1/2019 (Public Drinking Water Supply or Treatment Facilities)	AAA/NR	1,250,000	1,398,325
Rhode Island Clean Water Finance Agency, 5.00% due 10/1/2020 (Public Drinking Water Supply or Treatment Facilities)	AAA/NR	1,300,000	1,501,318
Rhode Island Clean Water Finance Agency, 5.00% due 10/1/2021 (Public Drinking Water Supply or Treatment Facilities)	AAA/NR	2,000,000	2,374,360
Rhode Island Clean Water Finance Agency, 5.00% due 10/1/2022 (Public Drinking Water Supply or Treatment Facilities)	AAA/NR	2,280,000	2,777,017
Rhode Island Clean Water Finance Agency, 5.00% due 10/1/2023 (Public Drinking Water Supply or Treatment Facilities)	AAA/NR	2,380,000	2,958,150
Rhode Island Convention Center Authority, 5.00% due 5/15/2018 (Convention Center and Parking Projects)	AA-/A1	5,890,000	6,253,236
Rhode Island Convention Center Authority, 5.00% due 5/15/2019 (Convention Center and Parking Projects)	AA-/A1	7,310,000	8,016,658
Rhode Island Convention Center Authority, 5.00% due 5/15/2020 (Convention Center and Parking Projects)	AA-/A1	5,890,000	6,645,805
Rhode Island Health and Educational Building Corp., 5.00% due 9/15/2020 (University of Rhode Island Auxiliary Enterprise)	A+/A1	750,000	854,025
[b] Rhode Island Health and Educational Building Corp., 5.00% due 9/15/2020 (University of Rhode Island)	A+/A1	355,000	403,923
[b] Rhode Island Health and Educational Building Corp., 5.00% due 9/15/2022 (University of Rhode Island)	A+/A1	465,000	554,057
Rhode Island Health and Educational Building Corp., 5.00% due 9/15/2023 (University of Rhode Island Auxiliary Enterprise)	A+/A1	1,400,000	1,692,712
[b] Rhode Island Health and Educational Building Corp., 5.00% due 9/15/2025 (University of Rhode Island)	A+/A1	500,000	623,515
State of Rhode Island and Providence Plantations COP, 5.00% due 10/1/2019 (Kent County Courthouse)	AA-/Aa3	600,000	667,236
State of Rhode Island and Providence Plantations COP, 5.00% due 10/1/2019 (Training School)	AA-/Aa3	1,575,000	1,746,061
State of Rhode Island and Providence Plantations COP, 5.00% due 10/1/2020 (Kent County Courthouse)	AA-/Aa3	1,375,000	1,574,251
State of Rhode Island and Providence Plantations COP, 5.00% due 10/1/2020 (Training School)	AA-/Aa3	1,405,000	1,608,598
State of Rhode Island and Providence Plantations COP, 5.00% due 10/1/2021 (Kent County Courthouse)	AA-/Aa3	2,000,000	2,345,640
State of Rhode Island and Providence Plantations COP, 5.00% due 10/1/2021 (Training School)	AA-/Aa3	3,540,000	4,151,783
State of Rhode Island and Providence Plantations COP, 5.00% due 4/1/2022 (Energy Conservation)	AA-/Aa3	2,020,000	2,392,710
State of Rhode Island and Providence Plantations COP, 5.00% due 10/1/2022 (Kent County Courthouse)	AA-/Aa3	2,100,000	2,514,414
State of Rhode Island and Providence Plantations COP, 5.00% due 10/1/2022 (Training School)	AA-/Aa3	3,620,000	4,334,371
State of Rhode Island and Providence Plantations COP, 5.00% due 10/1/2023 (Kent County Courthouse)	AA-/Aa3	1,500,000	1,829,370
State of Rhode Island and Providence Plantations COP, 5.00% due 10/1/2023 (Training School)	AA-/Aa3	1,705,000	2,079,384
State of Rhode Island and Providence Plantations COP, 5.00% due 11/1/2024 (Information Technology)	AA-/Aa3	3,010,000	3,722,768
State of Rhode Island and Providence Plantations GO, 5.00% due 10/1/2019 (Consolidated Capital Development Loan)	AA/Aa2	5,000,000	5,599,650
State of Rhode Island and Providence Plantations GO, 5.00% due 8/1/2020 (Consolidated Capital Development Loan)	AA/Aa2	8,365,000	9,605,111
State of Rhode Island and Providence Plantations GO, 4.00% due 10/15/2020 (Consolidated Capital Development Loan)	AA/Aa2	1,200,000	1,340,352
State of Rhode Island and Providence Plantations GO, 5.00% due 8/1/2021 (Consolidated Capital Development Loan)	AA/Aa2	16,535,000	19,505,182

Annual Report    35

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2016

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
State of Rhode Island and Providence Plantations GO, 4.00% due 10/15/2021 (Consolidated Capital Development Loan)	AA/Aa2	$1,000,000	$1,135,890
State of Rhode Island and Providence Plantations GO, 5.00% due 8/1/2022 (Consolidated Capital Development Loan)	AA/Aa2	9,825,000	11,825,861
State of Rhode Island and Providence Plantations GO, 4.00% due 10/15/2022 (Consolidated Capital Development Loan)	AA/Aa2	1,000,000	1,154,310

SOUTH CAROLINA — 0.83%
[b] Beaufort-Jasper Water & Sewer Authority, 5.00% due 3/1/2019 (Waterworks & Sewer System)	AA/Aa1	1,000,000	1,084,410
[b] Beaufort-Jasper Water & Sewer Authority, 5.00% due 3/1/2021 (Waterworks & Sewer System)	AA/Aa1	750,000	864,540
[b] Beaufort-Jasper Water & Sewer Authority, 5.00% due 3/1/2022 (Waterworks & Sewer System)	AA/Aa1	1,000,000	1,182,680
[b] Beaufort-Jasper Water & Sewer Authority, 5.00% due 3/1/2023 (Waterworks & Sewer System)	AA/Aa1	1,000,000	1,211,040
[b] Beaufort-Jasper Water & Sewer Authority, 5.00% due 3/1/2024 (Waterworks & Sewer System)	AA/Aa1	1,000,000	1,234,970
[b] Beaufort-Jasper Water & Sewer Authority, 5.00% due 3/1/2025 (Waterworks & Sewer System)	AA/Aa1	1,000,000	1,254,680
Berkeley County School District, 5.00% due 12/1/2020 (School Facility Equipment Acquisition)	AA-/NR	550,000	627,627
Berkeley County School District, 5.00% due 12/1/2021 (School Facility Equipment Acquisition)	AA-/NR	1,000,000	1,166,750
Berkeley County School District, 5.00% due 12/1/2024 (School Facility Equipment Acquisition)	AA-/NR	2,000,000	2,444,320
Charleston County, 5.00% due 12/1/2022 (South Aviation Ave. Construction)	AA+/NR	1,810,000	2,201,955
Charleston County, 5.00% due 12/1/2023 (South Aviation Ave. Construction)	AA+/NR	2,460,000	3,055,714
City of Charleston Public Facilities Corp., 5.00% due 9/1/2019 (City of Charleston Project)	AA+/Aa1	390,000	434,132
City of Charleston Public Facilities Corp., 5.00% due 9/1/2020 (City of Charleston Project)	AA+/Aa1	700,000	801,150
City of Charleston Public Facilities Corp., 5.00% due 9/1/2021 (City of Charleston Project)	AA+/Aa1	460,000	539,723
City of Charleston Public Facilities Corp., 5.00% due 9/1/2022 (City of Charleston Project)	AA+/Aa1	425,000	510,102
City of Charleston Public Facilities Corp., 5.00% due 9/1/2023 (City of Charleston Project)	AA+/Aa1	345,000	422,718
City of Charleston Public Facilities Corp., 5.00% due 9/1/2025 (City of Charleston Project)	AA+/Aa1	930,000	1,172,451
City of North Charleston Public Facilities Corp. COP, 5.00% due 10/1/2016 (Convention Center Complex)	AA-/NR	1,560,000	1,560,172
[a] City of North Charleston Public Facilities Corp. COP, 5.00% due 10/1/2017 (Convention Center Complex)	AA-/NR	710,000	735,510
Greenville County School District, 5.50% due 12/1/2016 (Building Equity Sooner for Tomorrow)	AA/Aa2	3,500,000	3,527,965
Greenwood County, 5.00% due 10/1/2022 (Self Regional Healthcare)	A+/A1	1,000,000	1,180,720
Greenwood Fifty Facilities School District, 5.00% due 12/1/2016 (Insured: AGM) (ETM)	AA/A1	1,000,000	1,007,230
Oconee County, 0.89% due 2/1/2017 put 10/3/2016 (Duke Energy Corp.) (daily demand notes)	A-/A1	1,800,000	1,800,000
Piedmont Municipal Power Agency, 5.00% due 1/1/2017	A-/A3	130,000	131,334
Piedmont Municipal Power Agency, 6.75% due 1/1/2019 (Insured: Natl-Re)	NR/A3	3,800,000	4,260,256
SCAGO Educational Facilities Corp., 5.00% due 12/1/2021 (School District of Pickens County)	A/A1	1,810,000	2,130,515
SCAGO Educational Facilities Corp., 5.00% due 12/1/2022 (School District of Pickens County)	A/A1	500,000	601,975
SCAGO Educational Facilities Corp., 5.00% due 12/1/2023 (School District of Pickens County)	A/A1	1,000,000	1,228,520
SCAGO Educational Facilities Corp., 5.00% due 12/1/2024 (School District of Pickens County)	A/A1	1,010,000	1,257,884
SCAGO Educational Facilities Corp., 5.00% due 12/1/2025 (School District of Pickens County)	A/A1	1,000,000	1,236,540
York County Rock Hill School District No. 3 GO, 3.00% due 9/29/2017	SP-1+/Mig1	24,465,000	24,953,077

SOUTH DAKOTA — 0.31%
South Dakota Building Authority, 5.00% due 6/1/2022	AA+/Aa1	500,000	602,210
South Dakota Building Authority, 5.00% due 6/1/2024	AA+/Aa1	1,000,000	1,225,770
South Dakota Health & Educational Facilities Authority, 2.00% due 11/1/2016 (Sanford Health)	A+/A1	400,000	400,428
South Dakota Health & Educational Facilities Authority, 5.00% due 4/1/2017 (Prairie Lakes Health)	A+/NR	2,215,000	2,253,917
South Dakota Health & Educational Facilities Authority, 5.00% due 9/1/2017 (Regional Health)	NR/A1	1,100,000	1,139,985
South Dakota Health & Educational Facilities Authority, 3.00% due 11/1/2017 (Sanford Health)	A+/A1	450,000	459,580
South Dakota Health & Educational Facilities Authority, 5.00% due 4/1/2018 (Prairie Lakes Health)	A+/NR	2,290,000	2,395,386
South Dakota Health & Educational Facilities Authority, 5.00% due 9/1/2018 (Regional Health)	NR/A1	1,275,000	1,370,179
South Dakota Health & Educational Facilities Authority, 5.00% due 9/1/2018 (Regional Health)	NR/A1	1,000,000	1,073,860
South Dakota Health & Educational Facilities Authority, 4.00% due 11/1/2018 (Sanford Health)	A+/A1	800,000	848,048
South Dakota Health & Educational Facilities Authority, 5.00% due 4/1/2019 (Prairie Lakes Health)	A+/NR	2,440,000	2,617,510
South Dakota Health & Educational Facilities Authority, 5.00% due 9/1/2020 (Regional Health)	NR/A1	1,000,000	1,144,640
South Dakota Health & Educational Facilities Authority, 5.00% due 7/1/2021 (Avera Health)	AA-/A1	1,670,000	1,955,537
South Dakota Health & Educational Facilities Authority, 5.00% due 11/1/2021 (Sanford Health)	A+/A1	350,000	412,268
South Dakota Health & Educational Facilities Authority, 5.00% due 11/1/2022 (Sanford Health)	A+/A1	1,070,000	1,290,024
South Dakota Health & Educational Facilities Authority, 5.00% due 11/1/2024 (Sanford Health)	A+/A1	400,000	497,156
South Dakota Health & Educational Facilities Authority, 5.00% due 11/1/2025 (Sanford Health)	A+/A1	965,000	1,210,477
South Dakota Housing Development Authority, 4.00% due 11/1/2016 (Single Family Mtg)	NR/Aa3	1,040,000	1,042,621
South Dakota Housing Development Authority, 4.00% due 11/1/2017 (Single Family Mtg)	NR/Aa3	1,055,000	1,085,226
South Dakota Housing Development Authority, 4.00% due 11/1/2018 (Single Family Mtg)	NR/Aa3	1,165,000	1,227,863

TENNESSEE — 1.32%
Clarksville Natural Gas Acquisition Corp., 5.00% due 12/15/2019	NR/Baa1	6,000,000	6,612,000
Metropolitan Government of Nashville and Davidson County GO, 5.00% due 1/1/2024	AA/Aa2	7,000,000	8,759,450
Metropolitan Government of Nashville and Davidson County GO, 5.00% due 1/1/2025	AA/Aa2	13,400,000	17,027,514
Metropolitan Government of Nashville and Davidson County GO, 5.00% due 1/1/2026	AA/Aa2	6,150,000	7,947,707
Metropolitan Government of Nashville and Davidson County GO, 5.00% due 1/1/2027	AA/Aa2	18,295,000	23,604,209
State of Tennessee GO, 4.00% due 8/1/2017	AAA/Aaa	3,250,000	3,337,425
State of Tennessee GO, 4.00% due 8/1/2018	AAA/Aaa	2,000,000	2,115,900

36    Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2016

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
State of Tennessee GO, 5.00% due 8/1/2018	AAA/Aaa	$2,000,000	$2,152,260
State of Tennessee GO, 5.00% due 8/1/2019	AAA/Aaa	3,000,000	3,346,920
State of Tennessee GO, 5.00% due 8/1/2019	AAA/Aaa	2,000,000	2,231,280
State of Tennessee GO, 5.00% due 8/1/2020	AAA/Aaa	2,000,000	2,306,580
State of Tennessee GO, 5.00% due 8/1/2020	AAA/Aaa	2,000,000	2,306,580
Tennessee Energy Acquisition Corp., 5.00% due 2/1/2017	BBB+/A3	5,000,000	5,063,100
Tennessee Energy Acquisition Corp., 5.25% due 9/1/2017	BBB+/A3	11,000,000	11,388,520
Tennessee Energy Acquisition Corp., 5.25% due 9/1/2018	BBB+/A3	5,000,000	5,356,350
Tennessee Energy Acquisition Corp., 5.25% due 9/1/2020	BBB+/A3	1,190,000	1,352,411

TEXAS — 9.79%
Austin Community College Public Facilities Corp., 5.25% due 8/1/2017 (Round Rock Campus) (ETM)	AA/Aa2	1,500,000	1,555,845
Bexar County Hospital District GO, 5.00% due 2/15/2022 (University Health System)	AA+/Aa1	1,250,000	1,490,688
Bexar County Hospital District GO, 5.00% due 2/15/2023 (University Health System)	AA+/Aa1	1,250,000	1,525,013
Bexar County Hospital District GO, 5.00% due 2/15/2024 (University Health System)	AA+/Aa1	1,500,000	1,862,580
Bexar County Hospital District GO, 5.00% due 2/15/2025 (University Health System)	AA+/Aa1	2,355,000	2,964,757
Bexar County Hospital District GO, 5.00% due 2/15/2026 (University Health System)	AA+/Aa1	1,500,000	1,909,395
Bexar County Hospital District GO, 5.00% due 2/15/2027 (University Health System)	AA+/Aa1	1,500,000	1,894,815
Capital Area Cultural Education Facilities Finance Corp., 5.00% due 4/1/2018 (Roman Catholic Diocese of Austin)	NR/Baa1	1,370,000	1,440,774
Cities of Dallas and Fort Worth, 5.25% due 11/1/2023 (DFW International Airport Terminal Renewal & Improvement Program)	A+/A2	3,000,000	3,579,420
City of Austin, 5.00% due 11/15/2022 (Water and Wastewater System)	AA/Aa2	2,640,000	3,139,884
City of Austin, 5.00% due 11/15/2025 (Water and Wastewater System)	AA/Aa2	2,485,000	3,182,042
City of Austin, 5.00% due 11/15/2026 (Water and Wastewater System)	AA/Aa2	3,330,000	4,315,846
City of Beaumont, 5.00% due 9/1/2023 (Waterworks & Sewer System Improvements; Insured: AGM)	AA/A2	5,000,000	6,158,350
City of Beaumont, 5.00% due 9/1/2024 (Waterworks & Sewer System Improvements; Insured: AGM)	AA/A2	2,500,000	3,064,400
City of Beaumont GO, 5.00% due 3/1/2022	AA-/Aa2	1,000,000	1,189,180
City of Beaumont GO, 5.00% due 3/1/2023	AA-/Aa2	1,000,000	1,215,270
City of Beaumont GO, 5.00% due 3/1/2024	AA-/Aa2	1,500,000	1,858,035
City of Beaumont GO, 5.00% due 3/1/2025	AA-/Aa2	3,060,000	3,840,881
City of Beaumont GO, 5.00% due 3/1/2026	AA-/Aa2	1,930,000	2,456,562
City of Brownsville, 5.00% due 9/1/2020 (Water, Wastewater & Electric Utilities Systems)	A+/A2	1,500,000	1,719,435
City of Brownsville, 5.00% due 9/1/2022 (Water, Wastewater & Electric Utilities Systems)	A+/A2	1,300,000	1,562,769
City of Brownsville, 5.00% due 9/1/2022 (Water, Wastewater & Electric Utilities Systems)	A+/A2	1,520,000	1,827,238
City of Brownsville, 5.00% due 9/1/2023 (Water, Wastewater & Electric Utilities Systems)	A+/A2	2,380,000	2,915,571
City of Bryan, 5.00% due 7/1/2019 (Electric System Improvements)	A+/A2	8,000,000	8,236,800
City of Bryan, 5.00% due 7/1/2026 (Electric System Improvements)	A+/NR	535,000	678,738
City of Denton GO, 5.00% due 2/15/2017	AA+/Aa2	3,675,000	3,732,955
City of Denton GO, 5.00% due 2/15/2019	AA+/Aa2	3,990,000	4,368,332
City of Denton GO, 5.00% due 2/15/2020	AA+/Aa2	4,195,000	4,587,820
City of Houston, 5.00% due 7/1/2017 (Airport System)	AA-/Aa3	1,600,000	1,648,096
City of Houston, 5.00% due 7/1/2018 (Airport System)	AA-/Aa3	1,000,000	1,068,050
City of Houston, 0% due 9/1/2020 (Convention & Entertainment Facilities; Insured: AGM/AMBAC)	AA/A2	3,650,000	3,345,699
City of Houston, 5.00% due 9/1/2020 (Convention & Entertainment Facilities)	A-/A2	650,000	743,210
City of Houston, 4.00% due 5/15/2021 (Combined Utility System)	AA/Aa2	13,545,000	15,252,889
City of Houston, 5.00% due 9/1/2021 (Convention & Entertainment Facilities)	A-/A2	1,500,000	1,749,840
City of Houston, 5.00% due 11/15/2021 (Combined Utility System)	NR/Aa2	5,455,000	6,495,050
City of Houston, 5.00% due 5/15/2022 (Combined Utility System)	AA/Aa2	3,000,000	3,611,580
City of Houston, 5.00% due 9/1/2022 (Convention & Entertainment Facilities)	A-/A2	600,000	712,650
City of Houston, 5.00% due 11/15/2022 (Combined Utility System)	NR/Aa2	7,110,000	8,650,453
City of Houston, 5.00% due 11/15/2022 (Combined Utility System)	AA/Aa2	7,535,000	9,177,479
City of Houston, 5.00% due 5/15/2023 (Combined Utility System)	AA/Aa2	4,445,000	5,469,973
City of Houston, 5.00% due 11/15/2023 (Combined Utility System)	NR/Aa2	7,400,000	9,200,494
City of Houston, 5.00% due 11/15/2023 (Combined Utility System)	AA/Aa2	5,000,000	6,220,350
City of Houston, 5.00% due 5/15/2024 (Combined Utility System)	AA/Aa2	7,250,000	9,095,052
City of Houston, 5.00% due 9/1/2024 (Convention & Entertainment Facilities)	A-/A2	1,215,000	1,490,684
City of Houston, 5.00% due 11/15/2024 (Combined Utility System)	NR/Aa2	11,525,000	14,543,052
City of Houston, 5.00% due 11/15/2024 (Combined Utility System)	AA/Aa2	5,000,000	6,326,800
City of Houston, 5.00% due 11/15/2025 (Combined Utility System)	NR/Aa2	16,000,000	20,456,960
City of Houston GO, 5.00% due 3/1/2020 (Public Improvements)	AA/Aa3	4,000,000	4,514,440
City of Houston GO, 5.00% due 3/1/2025 (Public Improvements)	AA/Aa3	23,570,000	29,584,828
City of Houston GO, 5.00% due 3/1/2026 (Public Improvements)	AA/Aa3	10,455,000	13,307,438
City of Laredo, 5.00% due 3/15/2021 (Sports Venues; Insured: AGM)	AA/A1	600,000	694,890
City of Laredo, 5.00% due 3/15/2022 (Sports Venues; Insured: AGM)	AA/A1	2,000,000	2,366,680
City of Laredo, 5.00% due 3/15/2023 (Sports Venues; Insured: AGM)	AA/A1	1,500,000	1,808,670
City of Laredo, 5.00% due 3/15/2024 (Sports Venues; Insured: AGM)	AA/A1	300,000	366,759
City of Laredo GO, 3.00% due 2/15/2017 (City Infrastructure Improvements)	AA/Aa2	300,000	302,433
City of Laredo GO, 3.00% due 2/15/2017 (Acquire & Purchase Personal Property)	AA/Aa2	685,000	690,555

Annual Report    37

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2016

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
City of Laredo GO, 4.00% due 2/15/2018 (City Infrastructure Improvements)	AA/Aa2	$175,000	$182,322
City of Laredo GO, 4.00% due 2/15/2018 (Acquire & Purchase Personal Property)	AA/Aa2	675,000	703,242
City of Laredo GO, 5.00% due 2/15/2018 pre-refunded 2/15/2017 (City Infrastructure Improvements; Insured: Natl-Re)	AA/Aa2	2,000,000	2,031,160
City of Laredo GO, 4.00% due 2/15/2019 (City Infrastructure Improvements)	AA/Aa2	65,000	69,593
City of Laredo GO, 4.00% due 2/15/2019 (Acquire & Purchase Personal Property)	AA/Aa2	305,000	326,551
City of Laredo GO, 4.00% due 2/15/2020 (City Infrastructure Improvements)	AA/Aa2	110,000	120,693
City of Laredo GO, 5.00% due 2/15/2020 (Acquire & Purchase Personal Property)	AA/Aa2	735,000	830,756
City of Laredo GO, 5.00% due 2/15/2021 (City Infrastructure Improvements)	AA/Aa2	125,000	145,475
City of Laredo GO, 5.00% due 2/15/2021 (Acquire & Purchase Personal Property)	AA/Aa2	775,000	901,945
City of Laredo GO, 5.00% due 2/15/2022 (City Infrastructure Improvements)	AA/Aa2	150,000	179,130
City of Laredo GO, 5.00% due 2/15/2022 (Acquire & Purchase Personal Property)	AA/Aa2	810,000	967,302
City of Laredo GO, 5.00% due 2/15/2023 (City Infrastructure Improvements)	AA/Aa2	275,000	335,737
City of Laredo GO, 5.00% due 2/15/2023 (Acquire & Purchase Personal Property)	AA/Aa2	855,000	1,043,835
City of Laredo GO, 5.00% due 2/15/2024 (Acquire & Purchase Personal Property)	AA/Aa2	900,000	1,121,013
City of Laredo GO, 5.00% due 2/15/2024 (City Infrastructure Improvements)	AA/Aa2	445,000	554,279
City of Laredo GO, 5.00% due 2/15/2025 (City Infrastructure Improvements)	AA/Aa2	380,000	479,951
City of Laredo GO, 5.00% due 2/15/2025 (Acquire & Purchase Personal Property)	AA/Aa2	945,000	1,193,563
City of Laredo GO, 5.00% due 2/15/2026 (City Infrastructure Improvements)	AA/Aa2	1,000,000	1,282,860
City of Laredo GO, 5.00% due 2/15/2026 (Acquire & Purchase Personal Property)	AA/Aa2	995,000	1,276,446
City of Laredo GO, 5.00% due 2/15/2027 (City Infrastructure Improvements)	AA/Aa2	500,000	635,105
City of Lubbock GO, 5.00% due 2/15/2020 (Waterworks System)	AA+/Aa2	2,325,000	2,632,853
City of Lubbock GO, 5.00% due 2/15/2020 (Waterworks System)	AA+/Aa2	2,000,000	2,264,820
City of Lubbock GO, 5.00% due 2/15/2021 (Waterworks System)	AA+/Aa2	7,490,000	8,737,759
City of Lubbock GO, 5.00% due 2/15/2022 (Waterworks System)	AA+/Aa2	2,895,000	3,467,226
City of Lubbock GO, 5.00% due 2/15/2023 (Waterworks System)	AA+/Aa2	500,000	611,455
City of Lubbock GO, 5.00% due 2/15/2023 (Waterworks System)	AA+/Aa2	4,180,000	5,111,764
City of Lubbock GO, 5.00% due 2/15/2024 (Waterworks System)	AA+/Aa2	4,460,000	5,541,149
City of Lubbock GO, 5.00% due 2/15/2024 (Waterworks System)	AA+/Aa2	4,440,000	5,516,300
City of Lubbock GO, 5.00% due 2/15/2025 (Waterworks System)	AA+/Aa2	7,735,000	9,742,000
City of Lubbock GO, 5.00% due 2/15/2025 (Waterworks System)	AA+/Aa2	5,725,000	7,210,466
City of Olmos Park Higher Education Facilities Corp., 5.00% due 12/1/2020 (University of the Incarnate Word)	NR/A3	3,620,000	4,141,968
City of Olmos Park Higher Education Facilities Corp., 5.00% due 12/1/2021 (University of the Incarnate Word)	NR/A3	1,000,000	1,169,460
City of San Antonio, 5.00% due 2/1/2022 (CPS Energy)	AA/Aa1	20,000,000	23,929,800
City of San Antonio, 5.00% due 5/15/2023 (San Antonio Water System)	AA/Aa2	1,500,000	1,841,625
City of San Antonio, 5.25% due 2/1/2024 (CPS Energy)	AA/Aa1	7,000,000	8,884,120
City of San Antonio, 5.00% due 5/15/2024 (San Antonio Water System)	AA/Aa2	1,500,000	1,876,830
City of San Antonio, 5.00% due 5/15/2025 (San Antonio Water System)	AA/Aa2	1,000,000	1,269,000
City of San Antonio, 5.00% due 5/15/2026 (San Antonio Water System)	AA/Aa2	1,200,000	1,545,360
City of San Antonio, 3.00% due 12/1/2045 put 12/1/2020 (CPS Energy)	AA-/Aa2	36,000,000	38,467,800
City of San Antonio GO, 5.00% due 2/1/2023 (San Antonio Water System)	AAA/Aaa	13,880,000	17,015,631
City of San Antonio GO, 5.00% due 2/1/2024 (San Antonio Water System)	AAA/Aaa	14,595,000	18,269,729
City of San Antonio GO, 5.00% due 2/1/2025 (San Antonio Water System)	AAA/Aaa	15,340,000	19,497,447
City of San Antonio GO, 5.00% due 2/1/2026 (San Antonio Water System)	AAA/Aaa	14,135,000	18,263,268
City of San Antonio Public Facilities Corp., 5.00% due 9/15/2022 (Convention Center Refinancing & Expansion)	AA+/Aa2	1,450,000	1,746,424
City of Weslaco GO, 5.25% due 2/15/2019 pre-refunded 2/15/2017 (Waterworks and Sewer System; Insured: Natl-Re)	AA-/A2	2,835,000	2,882,458
Clifton Higher Education Finance Corp., 5.00% due 8/15/2017 (IDEA Public Schools)	BBB/NR	315,000	324,598
Clifton Higher Education Finance Corp., 5.00% due 8/15/2018 (IDEA Public Schools)	BBB/NR	325,000	345,449
Clifton Higher Education Finance Corp., 5.00% due 8/15/2019 (IDEA Public Schools)	BBB/NR	445,000	486,025
Clifton Higher Education Finance Corp., 5.00% due 8/15/2023 (IDEA Public Schools)	BBB/NR	1,100,000	1,277,969
Corpus Christi Business and Job Development Corp., 5.00% due 3/1/2021 (Seawall Project)	A+/A1	625,000	718,788
Dallas Area Rapid Transit, 5.00% due 12/1/2026	AA+/Aa2	2,245,000	2,864,193
Dallas Convention Center Hotel Development Corp., 0% due 1/1/2018	A/A1	5,240,000	5,118,589
Dallas Convention Center Hotel Development Corp., 5.00% due 1/1/2019	A/A1	5,200,000	5,622,032
Dallas County Utility & Reclamation District, 5.00% due 2/15/2017 (Insured: AMBAC)	A-/A3	1,160,000	1,177,539
Dallas County Utility & Reclamation District, 5.00% due 2/15/2017 (Insured: AMBAC)	A-/A3	1,260,000	1,279,051
Dallas County Utility & Reclamation District, 5.00% due 2/15/2018 (Insured: AMBAC)	A-/A3	1,935,000	1,965,960
Dallas County Utility & Reclamation District, 5.00% due 2/15/2018 (Insured: AMBAC)	A-/A3	2,035,000	2,067,560
Dallas County Utility & Reclamation District, 5.00% due 2/15/2019 (Insured: AMBAC)	A-/A3	2,175,000	2,209,800
Dallas ISD GO, 5.00% due 2/15/2036 put 2/15/2022 (Educational Facilities Improvements; Guaranty: PSF)	AAA/Aaa	3,975,000	4,727,030
Grayson County GO, 1.625% due 1/1/2017 (State Highway Toll System)	AA/Aa2	1,200,000	1,202,280
Grayson County GO, 4.00% due 1/1/2020 (State Highway Toll System)	AA/Aa2	2,000,000	2,182,780
Grayson County GO, 5.00% due 1/1/2022 (State Highway Toll System)	AA/Aa2	3,000,000	3,558,420
Guadalupe-Blanco River Authority, 5.625% due 10/1/2017 (AEP Texas Central Co.)	BBB+/Baa1	5,000,000	5,218,850
Gulf Coast Waste Disposal Authority, 4.00% due 10/1/2016 (Bayport Area Wastewater Treatment System; Insured: AGM)	AA/A2	500,000	500,045
Gulf Coast Waste Disposal Authority, 4.00% due 10/1/2017 (Bayport Area Wastewater Treatment System; Insured: AGM)	AA/A2	800,000	822,744
Gulf Coast Waste Disposal Authority, 5.00% due 10/1/2019 (Bayport Area Wastewater Treatment System; Insured: AGM)	AA/A2	1,000,000	1,108,300

38    Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2016

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Gulf Coast Waste Disposal Authority, 5.00% due 10/1/2020 (Bayport Area Wastewater Treatment System; Insured: AGM)	AA/A2	$2,000,000	$2,269,700
Gulf Coast Waste Disposal Authority, 5.00% due 10/1/2022 (Bayport Area Wastewater Treatment System; Insured: AGM)	AA/A2	1,635,000	1,933,731
Gulf Coast Waste Disposal Authority, 5.00% due 10/1/2023 (Bayport Area Wastewater Treatment System; Insured: AGM)	AA/NR	500,000	607,945
Gulf Coast Waste Disposal Authority, 5.00% due 10/1/2024 (Bayport Area Wastewater Treatment System; Insured: AGM)	AA/NR	350,000	432,317
Gulf Coast Waste Disposal Authority, 5.00% due 10/1/2025 (Bayport Area Wastewater Treatment System; Insured: AGM)	AA/NR	1,000,000	1,252,830
Harris County Cultural Education Facilities Finance Corp., 3.00% due 10/1/2016 (Texas Children’s Hospital)	AA/Aa2	5,590,000	5,590,335
Harris County Cultural Education Facilities Finance Corp., 5.00% due 11/15/2018 (Texas Medical Center Central Heating & Cooling Services Corp.)	AA/Aa3	2,365,000	2,559,876
Harris County Cultural Education Facilities Finance Corp., 5.00% due 11/15/2019 (Texas Medical Center Central Heating & Cooling Services Corp.)	AA/Aa3	1,000,000	1,119,140
Harris County Cultural Education Facilities Finance Corp., 5.00% due 12/1/2022 (Memorial Hermann Health)	A+/A1	200,000	243,422
Harris County Cultural Education Facilities Finance Corp., 5.00% due 12/1/2023 (Memorial Hermann Health)	A+/A1	400,000	495,072
Harris County Cultural Education Facilities Finance Corp., 5.00% due 12/1/2024 (Memorial Hermann Health)	A+/A1	3,000,000	3,775,050
Harris County Cultural Education Facilities Finance Corp., 5.00% due 12/1/2025 (Memorial Hermann Health)	A+/A1	2,845,000	3,552,864
Harris County GO, 5.00% due 10/1/2017 (Texas Permanent Improvement)	AAA/Aaa	3,500,000	3,645,810
Harris County GO, 5.00% due 10/1/2018 (Texas Permanent Improvement)	AAA/Aaa	3,000,000	3,243,900
Harris County GO, 5.00% due 10/1/2019 (Texas Permanent Improvement)	AAA/Aaa	700,000	784,168
Harris County GO, 5.00% due 10/1/2020 (Texas Permanent Improvement)	AAA/Aaa	500,000	577,430
Harris County Health Facilities Development Corp., 7.00% due 12/1/2027 pre-refunded 12/1/2018 (Memorial Hermann Health; LOC: JPMorgan Chase Bank, N.A.)	NR/NR	1,245,000	1,408,107
Harris County Hospital District, 5.00% due 2/15/2017 (Insured: Natl-Re)	AA-/A2	1,500,000	1,523,190
Harris County-Houston Sports Authority, 5.00% due 11/15/2022 (Insured: AGM)	AA/A2	5,410,000	6,534,739
Harris County-Houston Sports Authority, 5.00% due 11/15/2023 (Insured: AGM)	AA/A2	9,975,000	12,289,798
Harris County-Houston Sports Authority, 5.00% due 11/15/2024 (Insured: AGM)	AA/A2	7,930,000	9,910,597
Hays County GO, 5.00% due 2/15/2022	AA/NR	750,000	892,643
Hays County GO, 5.00% due 2/15/2023	AA/NR	1,500,000	1,821,090
Hays County GO, 5.00% due 2/15/2024	AA/NR	1,300,000	1,608,997
Hays County GO, 5.00% due 2/15/2025	AA/NR	500,000	627,070
Houston Higher Education Finance Corp., 5.00% due 8/15/2017 (KIPP, Inc.; Guaranty: PSF)	AAA/NR	925,000	957,865
Houston Higher Education Finance Corp., 5.00% due 8/15/2019 (KIPP, Inc.; Guaranty: PSF)	AAA/NR	1,020,000	1,134,495
Houston Higher Education Finance Corp., 5.875% due 5/15/2021 (Cosmos Foundation, Inc.)	BBB/NR	1,410,000	1,575,393
Houston Higher Education Finance Corp., 5.00% due 8/15/2021 (KIPP, Inc.; Guaranty: PSF)	AAA/NR	300,000	353,277
Houston Higher Education Finance Corp., 5.00% due 8/15/2022 (KIPP, Inc.; Guaranty: PSF)	AAA/NR	1,185,000	1,425,721
Katy ISD GO, 5.00% due 2/15/2023 (Educational Facilities Improvements; Guaranty: PSF)	AAA/Aaa	1,500,000	1,846,215
Katy ISD GO, 5.00% due 2/15/2024 (Educational Facilities Improvements; Guaranty: PSF)	AAA/Aaa	2,385,000	2,997,229
Katy ISD GO, 5.00% due 2/15/2025 (Educational Facilities Improvements; Guaranty: PSF)	AAA/Aaa	2,830,000	3,607,741
Katy ISD GO, 5.00% due 2/15/2026 (Educational Facilities Improvements; Guaranty: PSF)	AAA/Aaa	2,955,000	3,824,184
Keller ISD GO, 5.00% due 8/15/2023	AAA/Aaa	1,715,000	2,119,620
Keller ISD GO, 5.00% due 8/15/2024	AAA/Aaa	3,250,000	4,106,765
Keller ISD GO, 5.00% due 8/15/2025	AAA/Aaa	7,140,000	9,156,407
Keller ISD GO, 5.00% due 8/15/2026	AAA/Aaa	8,425,000	10,783,073
Laredo Community College District GO, 5.00% due 8/1/2019 (School Facilities Improvements)	AA-/Aa3	880,000	974,433
Laredo Community College District GO, 5.00% due 8/1/2020 (School Facilities Improvements)	AA-/Aa3	1,360,000	1,551,787
Laredo Community College District GO, 5.00% due 8/1/2022 (School Facilities Improvements)	AA-/Aa3	655,000	783,917
Laredo Community College District GO, 5.00% due 8/1/2023 (School Facilities Improvements)	AA-/Aa3	610,000	743,419
Laredo Community College District GO, 5.00% due 8/1/2024 (School Facilities Improvements)	AA-/Aa3	715,000	884,305
Lower Colorado River Authority, 5.00% due 5/15/2025 pre-refunded 5/15/2022	NR/NR	55,000	66,391
Lower Colorado River Authority, 5.00% due 5/15/2025	A/A2	8,020,000	9,595,850
New Caney ISD GO, 5.00% due 2/15/2024 (Guaranty: PSF)	AAA/Aaa	865,000	1,053,458
North East ISD GO, 2.00% due 8/1/2044 put 8/1/2019 (Educational Facilities; Guaranty: PSF)	AAA/Aaa	10,445,000	10,692,964
North Harris County Regional Water Authority, 5.00% due 12/15/2020 (Regional Water Production Design, Acquisition and Construction)	AA-/NR	1,000,000	1,156,480
North Harris County Regional Water Authority, 5.00% due 12/15/2021 (Regional Water Production Design, Acquisition and Construction)	AA-/NR	1,000,000	1,185,370
North Harris County Regional Water Authority, 5.00% due 12/15/2023 (Regional Water Production Design, Acquisition and Construction)	AA-/NR	1,000,000	1,233,990
North Harris County Regional Water Authority, 5.00% due 12/15/2025 (Regional Water Production Design, Acquisition and Construction)	AA-/NR	2,000,000	2,528,160
North Harris County Regional Water Authority, 5.00% due 12/15/2026 (Regional Water Production Design, Acquisition and Construction)	AA-/NR	1,490,000	1,909,331
North Texas Tollway Authority, 5.00% due 1/1/2024	A/A1	12,000,000	14,810,880
Northside ISD GO, 2.00% due 6/1/2039 put 6/1/2019 (Educational Facilities; Guaranty: PSF)	NR/Aaa	2,135,000	2,183,230
Pasadena ISD GO, 3.00% due 2/15/2044 put 8/15/2019 (Educational Facilities; Guaranty: PSF)	AAA/Aaa	8,775,000	9,227,702
Round Rock ISD GO, 5.00% due 8/1/2017 (Educational Facilities Improvements; Guaranty: PSF)	NR/Aaa	1,290,000	1,335,318
Round Rock ISD GO, 5.00% due 8/1/2018 (Educational Facilities Improvements; Guaranty: PSF)	NR/Aaa	1,075,000	1,155,410
Round Rock ISD GO, 5.00% due 8/1/2019 (Educational Facilities Improvements; Guaranty: PSF)	NR/Aaa	1,500,000	1,669,800

Annual Report    39

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2016

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Round Rock ISD GO, 5.00% due 8/1/2020 (Educational Facilities Improvements; Guaranty: PSF)	NR/Aaa	$1,000,000	$1,150,220
Round Rock ISD GO, 5.00% due 8/1/2021 (Educational Facilities Improvements; Guaranty: PSF)	NR/Aaa	2,000,000	2,368,220
Round Rock ISD GO, 5.00% due 8/1/2022 (Educational Facilities Improvements; Guaranty: PSF)	NR/Aaa	670,000	812,489
Round Rock ISD GO, 5.00% due 8/1/2024 (Educational Facilities Improvements; Guaranty: PSF)	NR/Aaa	2,305,000	2,910,477
Round Rock ISD GO, 5.00% due 8/1/2025 (Educational Facilities Improvements; Guaranty: PSF)	NR/Aaa	1,000,000	1,281,470
Round Rock ISD GO, 5.00% due 8/1/2026 (Educational Facilities Improvements; Guaranty: PSF)	NR/Aaa	1,575,000	2,003,432
Sam Rayburn Municipal Power Agency, 5.00% due 10/1/2017	BBB+/NR	1,000,000	1,039,500
Sam Rayburn Municipal Power Agency, 5.00% due 10/1/2019	BBB+/NR	2,565,000	2,844,790
Sam Rayburn Municipal Power Agency, 5.00% due 10/1/2020	BBB+/NR	1,620,000	1,840,822
San Antonio Public Facilities Corp., 5.00% due 9/15/2020 (Convention Center Refinancing & Expansion)	AA+/Aa2	915,000	1,050,072
San Juan Higher Education Finance Authority, 5.125% due 8/15/2020 (IDEA Public Schools)	BBB/NR	1,115,000	1,211,247
Tarrant County Cultural Education Facilities Finance Corp., 5.00% due 8/15/2017 (Scott & White Memorial Hospital) (ETM)	AA-/Aa3	2,000,000	2,073,520
Tarrant Regional Water District, 2.00% due 3/1/2020	AAA/NR	800,000	825,648
Tarrant Regional Water District, 5.00% due 3/1/2021	AAA/NR	1,000,000	1,168,100
Tarrant Regional Water District, 5.00% due 3/1/2022	AAA/NR	650,000	778,986
Tarrant Regional Water District, 5.00% due 3/1/2023	AAA/NR	700,000	857,899
Tarrant Regional Water District, 5.00% due 3/1/2024	AAA/NR	1,000,000	1,249,000
Tarrant Regional Water District, 5.00% due 3/1/2025	AAA/NR	1,500,000	1,896,195
Tarrant Regional Water District, 5.00% due 3/1/2026	AAA/NR	2,000,000	2,563,580
Tarrant Regional Water District, 5.00% due 3/1/2027	AAA/NR	2,000,000	2,540,340
Texas Municipal Power Agency, 5.00% due 9/1/2017 (Insured: AGM)	AA/A2	10,000,000	10,364,500
Texas Transportation Commission, 5.00% due 8/15/2022 (Central Texas Turnpike System)	BBB+/Baa1	400,000	476,220
Texas Transportation Commission, 5.00% due 8/15/2023 (Central Texas Turnpike System)	BBB+/Baa1	730,000	887,147
Texas Transportation Commission, 5.00% due 8/15/2024 (Central Texas Turnpike System)	BBB+/Baa1	1,000,000	1,229,960
University of Texas System, 5.00% due 8/15/2025 (Campus Improvements)	AAA/Aaa	7,000,000	9,024,680
University of Texas System, 5.00% due 8/15/2026 (Campus Improvements)	AAA/Aaa	3,750,000	4,898,437
Uptown Development Authority, 5.00% due 9/1/2017 (Infrastructure Improvements)	BBB/NR	1,580,000	1,632,156
Uptown Development Authority, 5.00% due 9/1/2018 (Infrastructure Improvements)	BBB/NR	1,870,000	1,996,281
Uptown Development Authority, 5.00% due 9/1/2019 (Infrastructure Improvements)	BBB/NR	1,945,000	2,136,952
Walnut Creek Special Utility District, 4.00% due 1/10/2020 (Water System Improvements; Insured: BAM)	AA/NR	520,000	563,654
Walnut Creek Special Utility District, 4.00% due 1/10/2021 (Water System Improvements; Insured: BAM)	AA/NR	445,000	490,279
Walnut Creek Special Utility District, 5.00% due 1/10/2022 (Water System Improvements; Insured: BAM)	AA/NR	525,000	613,751
Walnut Creek Special Utility District, 5.00% due 1/10/2024 (Water System Improvements; Insured: BAM)	AA/NR	750,000	907,185
West Harris County Regional Water Authority, 5.00% due 12/15/2020 (Insured: Natl-Re)	AA-/A1	2,140,000	2,235,958
Ysleta ISD, 5.00% due 8/15/2017 (Public School Finance System; Guaranty: PSF)	AAA/Aaa	2,190,000	2,270,373

U.S. VIRGIN ISLANDS — 0.06%
Virgin Islands Public Finance Authority, 6.75% due 10/1/2019 (Diageo Project)	NR/B2	4,920,000	5,089,888

UTAH — 0.53%
Utah Transit Authority, 5.00% due 6/15/2022 (Integrated Mass Transit System)	A+/A1	710,000	852,731
Utah Transit Authority, 5.00% due 6/15/2023 (Integrated Mass Transit System)	A+/A1	775,000	951,623
Utah Transit Authority, 5.00% due 6/15/2024 (Integrated Mass Transit System)	A+/A1	825,000	1,029,295
Utah Transit Authority, 5.00% due 6/15/2025 (Integrated Mass Transit System)	A+/A1	1,235,000	1,558,397
Weber County, 0.85% due 2/15/2035 put 10/3/2016 (IHC Health Services, Inc.; SPA: The Bank of NY Mellon) (daily demand notes)	AA+/Aa1	38,000,000	38,000,000

VERMONT — 0.23%
Vermont Colleges GO, 4.00% due 7/1/2017	A-/NR	1,865,000	1,908,548
Vermont EDA, 5.00% due 12/15/2020 (Vermont Public Service Corp.)	NR/NR	14,250,000	16,324,657

VIRGINIA — 0.17%
Fairfax County GO, 5.00% due 10/1/2016 (Public Facilities and Improvements) (State Aid Withholding)	AAA/Aaa	1,100,000	1,100,132
Fairfax County IDA, 4.00% due 5/15/2022 (Inova Health System)	AA+/Aa2	5,500,000	6,328,905
Fairfax County IDA, 5.00% due 5/15/2022 (Inova Health System)	AA+/Aa2	5,000,000	6,036,650

WASHINGTON — 1.81%
Chelan County Public Utility District No.1, 0.49% due 7/1/2032 put 10/3/2016 (SPA: Union Bank) (daily demand notes)	AA/Aa3	4,100,000	4,100,000
Energy Northwest, 5.00% due 7/1/2017 (Bonneville Power Administration Project 1)	AA-/Aa1	5,000,000	5,157,600
Energy Northwest, 5.00% due 7/1/2017 (Bonneville Power Administration Project 3)	AA-/Aa1	5,470,000	5,642,414
Energy Northwest, 5.00% due 7/1/2018 pre-refunded 7/1/2017 (Bonneville Power Administration Project 3)	NR/NR	185,000	190,846
Energy Northwest, 5.00% due 7/1/2018 (Bonneville Power Administration Project 3)	AA-/Aa1	290,000	298,941
Energy Northwest, 5.00% due 7/1/2018 (Nine Canyon Wind Project Phase I-III)	NR/A2	1,000,000	1,068,230
Energy Northwest, 5.00% due 7/1/2019 (Nine Canyon Wind Project Phase I-III)	NR/A2	2,000,000	2,208,020
Energy Northwest, 5.00% due 7/1/2020 (Nine Canyon Wind Project Phase I-III)	NR/A2	2,000,000	2,263,080
Energy Northwest, 5.00% due 7/1/2021 (Nine Canyon Wind Project Phase I-III)	NR/A2	2,000,000	2,319,900
Energy Northwest, 5.00% due 7/1/2022 (Nine Canyon Wind Project Phase I-III)	NR/A2	1,000,000	1,187,350

40    Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2016

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Energy Northwest, 5.00% due 7/1/2023 (Nine Canyon Wind Project Phase I-III)	NR/A2	$1,000,000	$1,208,260
Energy Northwest, 5.00% due 7/1/2025 (Nine Canyon Wind Project Phase I-III)	NR/A2	850,000	1,054,196
King County Federal Way School District No. 210 GO, 4.125% due 12/1/2019 pre-refunded 12/1/2017 (Insured: Natl-Re)	AA+/Aa1	2,000,000	2,077,880
Marysville School District No. 25 GO, 4.00% due 12/1/2017 (Snohomish County Educational Facilities) (State Aid Withholding)	NR/Aa1	1,000,000	1,034,900
Marysville School District No. 25 GO, 4.00% due 12/1/2018 (Snohomish County Educational Facilities) (State Aid Withholding)	NR/Aa1	1,100,000	1,171,819
Marysville School District No. 25 GO, 5.00% due 12/1/2019 (Snohomish County Educational Facilities) (State Aid Withholding)	NR/Aa1	1,390,000	1,562,847
Marysville School District No. 25 GO, 5.00% due 12/1/2020 (Snohomish County Educational Facilities) (State Aid Withholding)	NR/Aa1	1,625,000	1,881,588
Marysville School District No. 25 GO, 5.00% due 12/1/2021 (Snohomish County Educational Facilities) (State Aid Withholding)	NR/Aa1	1,750,000	2,080,225
Marysville School District No. 25 GO, 5.00% due 12/1/2022 (Snohomish County Educational Facilities) (State Aid Withholding)	NR/Aa1	2,620,000	3,180,444
Marysville School District No. 25 GO, 5.00% due 12/1/2023 (Snohomish County Educational Facilities) (State Aid Withholding)	NR/Aa1	1,700,000	2,092,819
Port of Seattle, 5.50% due 9/1/2018 (Insured: Natl-Re)	AA-/A2	5,000,000	5,422,300
Seattle Municipal Light & Power, 5.00% due 2/1/2017	AA/Aa2	2,000,000	2,028,280
Skagit County Public Hospital District No. 1, 4.00% due 12/1/2016 (Skagit Regional Health)	NR/Baa2	1,000,000	1,004,090
Skagit County Public Hospital District No. 1, 5.00% due 12/1/2018 (Skagit Regional Health)	NR/Baa2	800,000	854,856
Skagit County Public Hospital District No. 1, 5.00% due 12/1/2019 (Skagit Regional Health)	NR/Baa2	835,000	917,030
Skagit County Public Hospital District No. 1, 5.00% due 12/1/2021 (Skagit Regional Health)	NR/Baa2	1,160,000	1,328,629
Skagit County Public Hospital District No. 1, 5.00% due 12/1/2022 (Skagit Regional Health)	NR/Baa2	500,000	581,800
Skagit County Public Hospital District No. 1, 5.375% due 12/1/2022 (Skagit Regional Health)	NR/Baa2	500,000	501,675
Skagit County Public Hospital District No. 1, 5.00% due 12/1/2023 (Skagit Regional Health)	NR/Baa2	750,000	883,560
Skagit County Public Hospital District No. 1 GO, 4.00% due 12/1/2017 (Skagit Regional Health)	NR/A1	1,000,000	1,034,460
Skagit County Public Hospital District No. 1 GO, 4.00% due 12/1/2018 (Skagit Regional Health)	NR/A1	1,270,000	1,349,007
Skagit County Public Hospital District No. 1 GO, 5.00% due 12/1/2019 (Skagit Regional Health)	NR/A1	1,695,000	1,900,519
Skagit County Public Hospital District No. 1 GO, 5.00% due 12/1/2020 (Skagit Regional Health)	NR/A1	1,570,000	1,815,014
Skagit County Public Hospital District No. 1 GO, 5.00% due 12/1/2021 (Skagit Regional Health)	NR/A1	3,135,000	3,722,812
Skagit County Public Hospital District No. 1 GO, 5.00% due 12/1/2022 (Skagit Regional Health)	NR/A1	3,635,000	4,424,195
Skagit County Public Hospital District No. 2 GO, 4.00% due 12/1/2018 (Island Hospital)	NR/A1	1,000,000	1,059,100
Skagit County Public Hospital District No. 2 GO, 4.00% due 12/1/2019 (Island Hospital)	NR/A1	1,000,000	1,083,010
Skagit County Public Hospital District No. 2 GO, 4.00% due 12/1/2020 (Island Hospital)	NR/A1	1,000,000	1,104,290
Skagit County Public Hospital District No. 2 GO, 4.00% due 12/1/2021 (Island Hospital)	NR/A1	1,000,000	1,122,650
Skagit County Public Hospital District No. 2 GO, 5.00% due 12/1/2022 (Island Hospital)	NR/A1	1,700,000	2,035,648
State of Washington COP, 5.00% due 7/1/2017 (State Agency Real Property Projects) (State Aid Withholding)	NR/Aa2	2,555,000	2,634,154
State of Washington COP, 5.00% due 7/1/2018 (State Agency Real Property Projects) (State Aid Withholding)	NR/Aa2	2,670,000	2,857,007
State of Washington COP, 5.00% due 7/1/2019 (State and Local Agency Real and Personal Property Projects) (State Aid Withholding)	NR/Aa2	1,000,000	1,107,170
State of Washington COP, 5.00% due 7/1/2020 (State and Local Agency Real and Personal Property Projects) (State Aid Withholding)	NR/Aa2	3,290,000	3,755,173
State of Washington COP, 5.00% due 7/1/2021 (State and Local Agency Real and Personal Property Projects) (State Aid Withholding)	NR/Aa2	3,125,000	3,665,625
State of Washington COP, 5.00% due 7/1/2022 (State and Local Agency Real and Personal Property Projects) (State Aid Withholding)	NR/Aa2	3,000,000	3,601,350
State of Washington GO, 0% due 1/1/2018 (Stadium and Exhibition Center; Insured: Natl-Re)	AA+/Aa1	4,000,000	3,948,840
State of Washington GO, 0% due 1/1/2019 (Stadium and Exhibition Center; Insured: Natl-Re)	AA+/Aa1	3,000,000	2,923,500
State of Washington GO, 0% due 12/1/2019 (Public Highway, Bridge, Ferry Capital and Operating Costs; Insured: Natl-Re)	AA+/Aa1	3,030,000	2,918,466
State of Washington GO, 5.00% due 7/1/2025 (Capital Projects)	AA+/Aa1	10,475,000	13,236,524
Tacoma School District No.10 GO, 5.00% due 12/1/2017 (Pierce County Capital Projects)	AA+/Aa1	2,280,000	2,389,850
Tacoma School District No.10 GO, 5.00% due 12/1/2018 (Pierce County Capital Projects)	AA+/Aa1	4,000,000	4,349,520
Tacoma School District No.10 GO, 5.00% due 12/1/2019 (Pierce County Capital Projects)	AA+/Aa1	2,000,000	2,250,720
Tacoma School District No.10 GO, 5.00% due 12/1/2020 (Pierce County Capital Projects)	AA+/Aa1	2,500,000	2,900,300
Washington Health Care Facilities Authority, 5.00% due 7/1/2017 (Overlake Hospital Medical Center)	A/A2	1,245,000	1,282,711
Washington Health Care Facilities Authority, 5.00% due 8/15/2017 (MultiCare Health Systems)	AA-/Aa3	1,000,000	1,035,420
Washington Health Care Facilities Authority, 5.25% due 8/1/2018 (Highline Medical Center; Insured: FHA 242) (ETM)	NR/NR	7,935,000	8,282,315
Washington Health Care Facilities Authority, 5.00% due 8/15/2018 (MultiCare Health Systems)	AA-/Aa3	2,000,000	2,151,720
Washington Health Care Facilities Authority, 5.00% due 7/1/2019 (Overlake Hospital Medical Center)	A/A2	1,050,000	1,159,515
Washington Health Care Facilities Authority, 4.75% due 7/1/2020 (Overlake Hospital Medical Center)	A/A2	1,000,000	1,106,940

WEST VIRGINIA — 0.09%
Mason County, 1.625% due 10/1/2022 put 10/1/2018 (Appalachian Power Company)	BBB+/Baa1	3,300,000	3,317,193
West Virginia Higher Education Policy Commission, 5.00% due 4/1/2020 (Higher Education Facilities)	A+/Aa3	1,000,000	1,130,700
West Virginia Higher Education Policy Commission, 5.00% due 4/1/2021 (Higher Education Facilities)	A+/Aa3	1,000,000	1,162,740
West Virginia Higher Education Policy Commission, 5.00% due 4/1/2022 (Higher Education Facilities)	A+/Aa3	1,500,000	1,783,740

Annual Report    41

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2016

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
WISCONSIN — 0.55%
Wisconsin Health & Educational Facilities Authority, 5.00% due 4/15/2017 (Aurora Health Care, Inc.)	NR/A2	$1,295,000	$1,322,286
Wisconsin Health & Educational Facilities Authority, 5.00% due 7/1/2017 (Agnesian Healthcare, Inc.)	A/A2	1,000,000	1,027,610
Wisconsin Health & Educational Facilities Authority, 5.00% due 7/15/2017 (Aurora Health Care, Inc.)	NR/A2	5,025,000	5,168,765
Wisconsin Health & Educational Facilities Authority, 5.00% due 7/1/2018 (Agnesian Healthcare, Inc.)	A/A2	1,855,000	1,971,179
Wisconsin Health & Educational Facilities Authority, 5.00% due 7/1/2019 (Agnesian Healthcare, Inc.)	A/A2	1,000,000	1,094,870
Wisconsin Health & Educational Facilities Authority, 5.00% due 7/1/2020 (Agnesian Healthcare, Inc.)	A/A2	2,110,000	2,375,987
Wisconsin Health & Educational Facilities Authority, 5.00% due 8/15/2020 (ProHealth Care, Inc.)	A+/A1	1,075,000	1,226,682
Wisconsin Health & Educational Facilities Authority, 5.00% due 8/15/2021 (ProHealth Care, Inc.)	A+/A1	2,575,000	3,018,312
Wisconsin Health & Educational Facilities Authority, 5.00% due 8/15/2022 (ProHealth Care, Inc.)	A+/A1	1,600,000	1,868,880
Wisconsin Health & Educational Facilities Authority, 5.00% due 12/1/2022 (UnityPoint Health)	NR/Aa3	1,000,000	1,213,800
Wisconsin Health & Educational Facilities Authority, 5.00% due 11/15/2024 (Ascension Health Alliance System)	AA+/Aa2	625,000	788,125
Wisconsin Health & Educational Facilities Authority, 1.25% due 8/15/2025 put 8/15/2017 (Aurora Health Care, Inc.)	NR/A2	1,800,000	1,801,008
Wisconsin Health & Educational Facilities Authority, 5.00% due 11/15/2025 (Ascension Health Alliance System)	AA+/Aa2	1,215,000	1,552,867
Wisconsin Health & Educational Facilities Authority, 5.00% due 11/15/2026 (Ascension Health Alliance System)	AA+/Aa2	2,000,000	2,547,040
Wisconsin Health & Educational Facilities Authority, 5.00% due 11/15/2043 put 6/1/2021 (Ascension Health Alliance System)	AA+/Aa2	10,000,000	11,684,000
WPPI Energy, 5.00% due 7/1/2021 (Power Supply System)	A/A1	4,100,000	4,825,905

TOTAL INVESTMENTS — 98.06% (Cost $7,520,296,038)			$7,791,009,426
OTHER ASSETS LESS LIABILITIES — 1.94%			154,122,140

NET ASSETS — 100.00%			$7,945,131,566

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred subsequent to the reporting period end. Bonds issued with a maturity of one year or less are assigned Moody’s ratings from MIG-1 to MIG-4 and Standard and Poor’s ratings from SP-1+ to SP-3 with MIG-1 and SP-1+ being the strongest ratings.
a	Segregated as collateral for a when-issued security.
b	When-issued security.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

AGC	Insured by Associated General Contractors
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
BAM	Insured by Build America Mutual Insurance Co.
BHAC	Insured by Berkshire Hathaway Assurance Corp.
CalPERS	California Public Employees’ Retirement System
COP	Certificates of Participation
DFA	Development Finance Authority
EDA	Economic Development Authority
ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
FHA	Insured by Federal Housing Administration
FSA	Insured by Financial Security Assurance Co.

GNMA	Collateralized by Government National Mortgage Association
GO	General Obligation
HFA	Health Facilities Authority
HFFA	Health Facilities Financing Authority
IDA	Industrial Development Authority
ISD	Independent School District
JEA	Jacksonville Electric Authority
Mtg	Mortgage
Natl-Re	Insured by National Public Finance Guarantee Corp.
PSF	Guaranteed by Permanent School Fund
Q-SBLF	Insured by Qualified School Bond Loan Fund
Syncora	Insured by Syncora Guarantee Inc.
USD	Unified School District

See notes to financial statements.

42    Annual Report

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Limited Term Municipal Fund	September 30, 2016

ASSETS
Investments at value (cost $7,520,296,038) (Note 3)	$7,791,009,426
Cash	40,302,740
Receivable for investments sold	114,622,822
Receivable for fund shares sold	17,632,688
Interest receivable	79,746,457
Prepaid expenses and other assets	178,215

Total Assets	8,043,492,348

LIABILITIES
Payable for investments purchased	81,303,073
Payable for fund shares redeemed	12,690,086
Payable to investment advisor and other affiliates (Note 4)	2,816,306
Accounts payable and accrued expenses	590,626
Dividends payable	960,691

Total Liabilities	98,360,782

NET ASSETS	$7,945,131,566

NET ASSETS CONSIST OF
Distribution in excess of net investment income	$(947,051)
Net unrealized appreciation on investments	270,713,388
Accumulated net realized gain (loss)	(2,167,237)
Net capital paid in on shares of beneficial interest	7,677,532,466

$7,945,131,566

NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($1,697,329,300 applicable to 115,986,354 shares of beneficial interest outstanding - Note 5)	$14.63
Maximum sales charge, 1.50% of offering price	0.22

Maximum offering price per share	$14.85

Class C Shares:
Net asset value and offering price per share* ($741,636,915 applicable to 50,586,697 shares of beneficial interest outstanding - Note 5)	$14.66

Class I Shares:
Net asset value, offering and redemption price per share ($5,506,165,351 applicable to 376,209,316 shares of beneficial interest outstanding - Note 5)	$14.64

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Annual Report    43

STATEMENT OF OPERATIONS

Thornburg Limited Term Municipal Fund	Year Ended September 30, 2016

INVESTMENT INCOME
Interest income (net of premium amortized of $102,152,940)	$171,335,308

EXPENSES
Investment advisory fees (Note 4)	19,805,097
Administration fees (Note 4)
Class A Shares	2,129,348
Class C Shares	922,894
Class I Shares	2,569,120
Distribution and service fees (Note 4)
Class A Shares	4,258,696
Class C Shares	3,696,023
Transfer agent fees
Class A Shares	1,018,365
Class C Shares	343,992
Class I Shares	3,701,972
Registration and filing fees
Class A Shares	64,990
Class C Shares	33,899
Class I Shares	198,918
Custodian fees (Note 2)	586,251
Professional fees	141,765
Accounting fees (Note 4)	267,755
Trustee fees	332,585
Other expenses	302,006

Total Expenses	40,373,676

Net Investment Income	130,961,632

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	(1,591,144)
Net change in unrealized appreciation (depreciation) on investments	56,431,868

Net Realized and Unrealized Gain	54,840,724

Net Increase in Net Assets Resulting from Operations	$185,802,356

See notes to financial statements.

44    Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Limited Term Municipal Fund

	Year Ended September 30, 2016	Year Ended September 30, 2015
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$130,961,632	$126,221,554
Net realized gain (loss) on investments	(1,591,144)	(246,405)
Net unrealized appreciation (depreciation) on investments	56,431,868	(27,314,650)

Net Increase (Decrease) in Net Assets Resulting from Operations	185,802,356	98,660,499

DIVIDENDS TO SHAREHOLDERS
From net investment income
Class A Shares	(26,222,114)	(28,555,079)
Class C Shares	(9,606,259)	(9,883,065)
Class I Shares	(95,133,259)	(87,783,410)

FUND SHARE TRANSACTIONS (NOTE 5)
Class A Shares	(15,604,952)	(157,979,365)
Class C Shares	5,714,401	(16,433,151)
Class I Shares	637,192,599	432,554,387

Net Increase in Net Assets	682,142,772	230,580,816

NET ASSETS
Beginning of Year	7,262,988,794	7,032,407,978

End of Year	$7,945,131,566	$7,262,988,794

Distribution in excess of net investment income	$(947,051)	$(947,051)

See notes to financial statements.

Annual Report    45

NOTES TO FINANCIAL STATEMENTS

Thornburg Limited Term Municipal Fund	September 30, 2016

NOTE 1 – ORGANIZATION

Thornburg Limited Term Municipal Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of twenty separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal individual income taxes as is consistent, in the view of Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”), with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to longer intermediate and long-term bond portfolios.

The Fund currently offers three classes of shares of beneficial interest: Class A, Class C, and Institutional Class (“Class I”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.

Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.

Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by the Advisor. Dividends are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.

Investment Income: Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to call dates or maturity dates using the effective yield method of the respective investments, which is included in interest income on the Statement of Operations.

Custodian Fees: Custodian fees disclosed in the Statement of Operations may include interest expenses incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on any such cash overdraft at a rate equal to 2.50% of the overdraft amount in excess of $50,000.

Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment

46    Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2016

for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.

The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed each uncertain tax position believed to be material in the preparation of the Fund’s financial statements for the fiscal year ended September 30, 2016, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Fund has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities.

At September 30, 2016, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$7,520,296,038

Gross unrealized appreciation on a tax basis	$272,552,830
Gross unrealized depreciation on a tax basis	(1,839,442)

Net unrealized appreciation (depreciation) on investments (tax basis)	$270,713,388

At September 30, 2016, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2015 through September 30, 2016 of $1,594,821. For tax purposes, such losses will be recognized in the year ending September 30, 2017.

At September 30, 2016, the Fund had cumulative tax basis capital losses of $572,416, (of which $233,596 are short-term and $338,820 are long-term) generated after September 30, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire.

At September 30, 2016, the Fund had $192,444 of capital loss carryforwards generated prior to September 30, 2011 which expired.

In order to account for permanent book to tax differences, the Fund decreased accumulated net realized loss by $192,444 and decreased net capital paid in on shares of beneficial interest by $192,444. Reclassifications have no impact on the net asset value of the Fund and resulted primarily from the expiration of capital loss carryforwards.

At September 30, 2016, the Fund had $13,640 of undistributed net tax-exempt income, no undistributed tax basis net ordinary income and no undistributed tax basis capital gains.

Distributions from tax exempt income paid by the Fund for the years ended September 30, 2016 and September 30, 2015 are excludable by shareholders from gross income for federal income tax purposes.

The tax character of distributions paid during the years ended September 30, 2016, and September 30, 2015, was as follows:

	2016	2015
Distributions from:
Tax exempt income	$130,923,029	$126,053,407
Ordinary income	38,603	168,147

Total	$130,961,632	$126,221,554

Annual Report    47

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2016

NOTE 3 – SECURITY VALUATION

Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.

The Trustees of the Trust have appointed the Advisor to assist the Trustees in obtaining market values for portfolio investments, evaluate and monitor professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.

In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Securities: Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.

In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider merits review for significant reasons, the Committee decides whether or not to use the valuation calculated by the pricing service provider or to use an alternative method approved by the Audit Committee to calculate a fair value for the obligation.

Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.

Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).

Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are characterized as Level 2 within the valuation hierarchy.

In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment, and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.

48    Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2016

Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2016. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at September 30, 2016
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities
Municipal Bonds	$7,791,009,426	$—	$7,791,009,426	$—

Total Investments in Securities	$7,791,009,426	$—	$7,791,009,426	$—

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between levels for the year ended September 30, 2016.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. Under the investment advisory agreement, the Fund pays the Advisor a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Daily Net Assets	Fee Rate
Up to $500 million	0.500%
Next $500 million	0.400
Next $500 million	0.300
Next $500 million	0.250
Over $2 billion	0.225

The Fund’s effective management fee for the year ended September 30, 2016 was 0.261% of the Fund’s average dividend assets.

The Fund pays to the Advisor the costs of personnel who perform certain accounting services for the Fund. For the year ended September 30, 2016 the Fund paid $267,755 to the Advisor for these accounting services. The Trust has also entered into administrative service agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. Total administrative service fees incurred by each class of shares of the Fund for the year ended September 30, 2016, are set forth in the Statement of Operations.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the year ended September 30, 2016, the Distributor has advised the Fund that it earned net commissions aggregating $9,580 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $44,570 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may pay to the Advisor or securities dealers and other financial institutions at the Advisor’s request an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to Class A and Class C shares of the Fund to obtain various shareholder and distribution related services. For the year ended September 30, 2016, there were no 12b-1 service plan fees charged for Class I shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.

The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the year ended September 30, 2016, are set forth in the Statement of Operations.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

Annual Report    49

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2016

The Fund may sell securities to an affiliated fund, or the Fund may purchase securities held by an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the year ended September 30, 2016, the Fund had transactions with affiliated funds of $12,902,740 in purchases.

NOTE 5 – SHARES OF BENEFICIAL INTEREST

At September 30, 2016, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2016		Year Ended September 30, 2015
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	24,409,105	$356,976,557	19,409,135	$282,189,980
Shares issued to shareholders in reinvestment of dividends	1,617,427	23,656,616	1,764,554	25,651,510
Shares repurchased	(27,099,577)	(396,238,125)	(32,078,869)	(465,820,855)

Net increase (decrease)	(1,073,045)	$(15,604,952)	(10,905,180)	$(157,979,365)

Class C Shares
Shares sold	7,967,832	$116,744,198	6,892,790	$100,433,041
Shares issued to shareholders in reinvestment of dividends	565,864	8,292,917	580,603	8,455,627
Shares repurchased	(8,145,288)	(119,322,714)	(8,611,331)	(125,321,819)

Net increase (decrease)	388,408	$5,714,401	(1,137,938)	$(16,433,151)

Class I Shares
Shares sold	114,131,595	$1,669,936,548	99,672,701	$1,449,480,327
Shares issued to shareholders in reinvestment of dividends	5,957,028	87,156,964	5,492,589	79,846,726
Shares repurchased	(76,565,919)	(1,119,900,913)	(75,505,844)	(1,096,772,666)

Net increase (decrease)	43,522,704	$637,192,599	29,659,446	$432,554,387

NOTE 6 – INVESTMENT TRANSACTIONS

For the year ended September 30, 2016, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $1,651,555,842 and $944,878,762, respectively.

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, interest rate risk, credit risk, market and economic risk, and liquidity risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between September 30, 2016 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

50    Annual Report

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Annual Report    51

FINANCIAL HIGHLIGHTS

    Thornburg Limited Term Municipal Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the Year)								RATIOS TO AVERAGE NET ASSETS				SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Year	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Year	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions(%)	Expenses, After Expense Reductions and Net of Custody Credits(%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of Year (Thousands)
CLASS A SHARES
2016(b)	$14.52	0.22	0.11	0.33	(0.22)	—	(0.22)	$14.63	1.54	0.72	0.72	0.72	2.32	14.53	$1,697,329
2015(b)	$14.58	0.23	(0.06)	0.17	(0.23)	—	(0.23)	$14.52	1.56	0.73	0.73	0.73	1.15	18.56	$1,700,127
2014(b)	$14.38	0.26	0.20	0.46	(0.26)	—	(0.26)	$14.58	1.78	0.72	0.71	0.72	3.20	14.46	$1,865,213
2013(b)	$14.70	0.26	(0.32)	(0.06)	(0.26)	—	(0.26)	$14.38	1.81	0.71	0.71	0.71	(0.39)	17.47	$2,178,317
2012(b)	$14.39	0.31	0.31	0.62	(0.31)	—	(0.31)	$14.70	2.13	0.72	0.72	0.72	4.36	12.72	$2,131,540
CLASS C SHARES
2016	$14.55	0.19	0.11	0.30	(0.19)	—	(0.19)	$14.66	1.30	0.96	0.96	0.96	2.07	14.53	$741,637
2015	$14.60	0.19	(0.05)	0.14	(0.19)	—	(0.19)	$14.55	1.32	0.96	0.96	0.96	0.98	18.56	$730,395
2014	$14.41	0.22	0.19	0.41	(0.22)	—	(0.22)	$14.60	1.52	0.97	0.96	0.97	2.87	14.46	$749,648
2013	$14.72	0.23	(0.31)	(0.08)	(0.23)	—	(0.23)	$14.41	1.55	0.97	0.97	0.97	(0.58)	17.47	$795,052
2012	$14.41	0.27	0.31	0.58	(0.27)	—	(0.27)	$14.72	1.85	0.99	0.99	0.99	4.08	12.72	$777,026
CLASS I SHARES
2016	$14.53	0.27	0.11	0.38	(0.27)	—	(0.27)	$14.64	1.85	0.41	0.41	0.41	2.64	14.53	$5,506,166
2015	$14.58	0.27	(0.05)	0.22	(0.27)	—	(0.27)	$14.53	1.88	0.41	0.41	0.41	1.54	18.56	$4,832,467
2014	$14.38	0.30	0.20	0.50	(0.30)	—	(0.30)	$14.58	2.09	0.40	0.40	0.40	3.53	14.46	$4,417,547
2013	$14.70	0.31	(0.32)	(0.01)	(0.31)	—	(0.31)	$14.38	2.15	0.37	0.37	0.37	(0.05)	17.47	$3,502,580
2012	$14.39	0.36	0.31	0.67	(0.36)	—	(0.36)	$14.70	2.46	0.39	0.39	0.39	4.71	12.72	$3,084,872

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
+	Based on weighted average shares outstanding.

See notes to financial statements.

52 Annual Report	Annual Report 53

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg Limited Term Municipal Fund

To the Trustees and Shareholders of

Thornburg Limited Term Municipal Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Thornburg Limited Term Municipal Fund (the “Fund”) at September 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2016 by correspondence with the custodian, brokers, transfer agent, and the application of alternative procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 18, 2016

54    Annual Report

EXPENSE EXAMPLE

Thornburg Limited Term Municipal Fund	September 30, 2016 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2016, and held until September 30, 2016.

	Beginning Account Value 4/1/16	Ending Account Value 9/30/16	Expenses paid During period† 4/1/16–9/30/16
Class A Shares
Actual	$1,000.00	$1,009.10	$3.59
Hypothetical*	$1,000.00	$1,021.43	$3.61
Class C Shares
Actual	$1,000.00	$1,007.90	$4.80
Hypothetical*	$1,000.00	$1,020.22	$4.83
Class I Shares
Actual	$1,000.00	$1,011.30	$2.04
Hypothetical*	$1,000.00	$1,022.97	$2.06

†	Expenses are equal to the annualized expense ratio for each class (A: 0.71%; C: 0.96%; I: 0.41%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report    55

TRUSTEES AND OFFICERS

Thornburg Limited Term Municipal Fund	September 30, 2016 (Unaudited)

Name, Age, Year Elected Position Held with Fund	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
INTERESTED TRUSTEES (1)(2)(4)

Garrett Thornburg, 71 Trustee since 1987, Chairman of Trustees(3)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman and controlling shareholder of Thornburg Securities Corporation (securities dealer); Chairman and CEO of Chamisa Energy, LLC; President of the Thornburg Foundation (nonprofit).	None

Brian J. McMahon, 61 Trustee since 2001, Vice Chairman of Trustees, Member of Governance & Nominating Committee & Operations Risk Oversight Committee(5)	Chief Investment Officer, Managing Director, and Portfolio Manager and, until 2016, CEO and President of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	None

INDEPENDENT TRUSTEES (1)(2)(4)

David A. Ater, 71 Trustee since 1994, Member of Audit Committee & Chairman of Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None

David D. Chase, 75 Trustee since 2000, Chairman of Audit Committee	Managing Member of CS Group, LLC, Santa Fe, NM (private investment fund – family office).	None

Sally Corning, 55 Trustee since 2012, Member of Audit Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity firm with investment programs encompassing venture capital, mezzanine debt, and growth equity).	None

Susan H. Dubin, 67 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

David L. Gardner, 53 Trustee since 2015, Member of Operations Risk Oversight Committee	Until 2012, head of EMEA (Europe, Middle East and Africa) Sales for iShares of Blackrock, Inc., EMEA Executive Committee Member and EMEA Operating Committee Member at Blackrock, Inc.	None

Owen D. Van Essen, 62 Trustee since 2004, Member of Governance & Nominating Committee & Chairman of Operations Risk Oversight Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 57 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None

56    Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2016 (Unaudited)

Name, Age, Year Elected Position Held with Fund	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(7)

Nimish Bhatt, 53 Treasurer since 2016(6)	Chief Financial Officer and Treasurer of Thornburg Investment Management, Inc. and Thornburg Securities Corporation since 2016; Senior Vice President (2004-2016), Chief Financial Officer (2011-2016), and Head of Fund Administration (2011-2016) of Calamos Asset Management, Inc., Calamos Investments LLC, Calamos Advisors LLC, and Calamos Wealth Management; Director of Calamos Global Funds plc (2007-2016).	Not applicable

Jason Brady, 42 President since 2016(6)	CEO and President since 2016, Vice President from 2011 to 2016, Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation since 2016.	Not applicable

Kathleen Brady, 56 Vice President since 2008	Tax Manager Fund Accounting of Thornburg Investment Management, Inc.	Not applicable

Connor Browne, 37 Vice President since 2006	Portfolio Manager, Vice President since 2013, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Tim Cunningham, 41 Vice President since 2014	Managing Director since 2011, Portfolio Manager since 2012, and Associate Portfolio Manager from 2009–2012 of Thornburg Investment Management, Inc.	Not applicable

Randy Dry, 42 Vice President since 2014	Vice President and Managing Director, Director of Institutional Group from 2014–2016, and since 2016, Chief Administrative Officer of Thornburg Investment Management, Inc.	Not applicable

Greg Dunn, 40 Vice President since 2014	Managing Director, Portfolio Manager since 2012, and Associate Portfolio Manager from 2009–2012 of Thornburg Investment Management, Inc.	Not applicable

Lon Erickson, 41 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

William V. Fries, 77 Vice President since 1995	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 45 Vice President since 2006	Vice President since 2011, Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Rolf Kelly, 37 Vice President since 2016	Portfolio Manager and Managing Director since 2013 and Associate Portfolio Manager from 2011–2013 of Thornburg Investment Management, Inc.	Not applicable

Ben Kirby, 36 Vice President since 2014	Portfolio Manager and Managing Director since 2013 and Associate Portfolio Manager from 2011–2013 of Thornburg Investment Management, Inc.	Not applicable

Jeff Klingelhofer, 41 Vice President since 2016	Portfolio Manager and Managing Director since 2015, Associate Portfolio Manager from 2012–2015, and Fixed Income Analyst from 2010–2012 of Thornburg Investment Management, Inc.	Not applicable

Rob MacDonald, 40 Vice President since 2016	Managing Director since 2015, Portfolio Manager since 2014, and Associate Portfolio Manager from 2011–2014 of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 49 Vice President since 2001	Vice President, Managing Director, and Director of Marketing of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	Not applicable

Christopher Ryon, 60 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Nicholos Venditti, 35 Vice President since 2016	Portfolio Manager and Managing Director since 2015 and Associate Portfolio Manager from 2011–2015 of Thornburg Investment Management, Inc.	Not applicable

Annual Report    57

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2016 (Unaudited)

Name, Age, Year Elected Position Held with Fund	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

Vinson Walden, 46 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 45 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 42 Vice President since 2003 Secretary since 2007(6)	Managing Director, Director of Mutual Fund Operations, and Vice President of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	Not applicable

Charles Wilson, 41 Vice President since 2016	Portfolio Manager and Managing Director since 2014 and Associate Portfolio Manager from 2012–2014 of Thornburg Investment Management, Inc.; Co-Portfolio Manager of Marsico Capital Management from 2010–2012.	Not applicable

Di Zhou, 38 Vice President since 2016	Portfolio Manager and Managing Director since 2016, Associate Portfolio Manager from 2014–2016, and Equity Research Analyst from 2010–2014 of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is a separate investment “Fund” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, all the Funds of the Trust. Each Trustee oversees all the Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the sole director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	The Bylaws of the Trust currently require that each Trustee shall retire by the end of the calendar year during which the Trustee reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(5)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the chief investment officer of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Assistant vice presidents, assistant secretaries, and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

58    Annual Report

OTHER INFORMATION

Thornburg Limited Term Municipal Fund	September 30, 2016 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy. A description of the Policy is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg. com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the tax year ended September 30, 2016, dividends paid by the Fund of $130,923,029 (or the maximum allowed) are tax exempt dividends and $38,603 are taxable ordinary investment income dividends for federal income tax purposes. The information and the distributions reported herein may differ from the information and distributions reported to the shareholders for the calendar year ending December 31, 2016. Complete information will be reported in conjunction with your 2016 Form 1099.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg. com/download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Limited Term Municipal Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 13, 2016.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in May 2016 to consider aspects of their annual evaluation of the Advisor’s service to all of the funds of Thornburg Investment Trust, to plan the annual evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The independent Trustees met again in independent session in September to consider portions of the information submitted by the Advisor. The Advisor’s president and chief investment officer subsequently reviewed portions of the information with the Trustees and addressed questions from the Trustees at a full meeting session of the Trustees scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees considered a wide variety of information and did not identify any single factor as controlling, and this summary does not describe all of the factors and other matters considered by the Trustees in making their determination.

Nature, Extent and Quality of Services. The Trustees considered presentations by the Advisor at meeting sessions scheduled for consideration of a continuation of the advisory agreement, and also noted their consideration of the reports the Trustees and their committees receive throughout the year on a wide variety of topics, and consideration they had given to a number of topics in previous years. Information identified by the Trustees in their evaluation as having been considered and contributing to their conclusions included Trustees’ assessments of the Advisor’s personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing levels and measures to maintain staffing levels and improve competencies, the Advisor’s commitment to attract and retain high quality portfolio management expertise through competitive compensation levels, the Advisor’s collaborative approach to investment management, the Fund’s investment performance over different periods of time, portfolio managers’ cognizance of and strategies to address market and economic trends and conditions, the evaluation and selection of individual investments, the structuring and composition of the Fund’s portfolio, management of Fund liquidity requirements, cognizance of and efforts to achieve tax efficiency, responses to share sale and redemption activity, continuing enhancements to the Advisor’s electronic and information systems and the Advisor’s

Annual Report    59

OTHER INFORMATION, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2016 (Unaudited)

engagement of outside firms to assist in improving or replacing those systems, the Advisor’s evaluation and selection of firms providing portfolio trade execution to the Fund and the Advisor’s measures to obtain favorable trade execution, the Advisor’s performance of accounting and other services, the Advisor’s continued commitment to observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, the quality and extent of written and oral reports to the Trustees over the course of the year, and other factors.

Investment Performance. The Trustees noted in their evaluation of the Fund’s investment performance the reports they had received in each regular meeting over the course of the year from the Advisor’s portfolio personnel. The Trustees also noted in their evaluation their consideration of information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including the following items of information respecting the investment performance of the Fund: (1) the Fund’s absolute investment performance and achievement of stated objectives; (2) the Advisor’s written and oral explanations and commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions, (3) performance data for the most recent ten calendar years, comparing the Fund’s annual investment returns to a fund category selected by an independent mutual fund analyst firm, and to a broad-based securities index, (4) the Fund’s investment performance for the three-month, year-to-date, one-year, three-year, five-year and ten-year periods ending with the second quarter of the current year, comparing the Fund’s annualized returns to two mutual fund categories selected by independent mutual fund analyst firms and to a broad-based securities index, and assigning a percentage rank to the Fund’s performance for each period relative to each of the fund categories, and (5) comparative measures of correlation to equity indices, portfolio volatility, risk and return.

The Trustees noted that quarterly reports during the year and other information presented to them confirmed the Advisor’s continued conformity to the Fund’s stated investment objectives and policies.

The Trustees observed in evaluating comparative performance data for the ten most recent calendar years that the Fund’s investment return for the most recent calendar year was comparable to the return of the securities index and higher than the average return of the fund category considered, that the Fund’s returns for the preceding nine calendar years exceeded or were comparable to the returns of the index in eight of the nine years, and that the Fund’s returns exceeded or were comparable to the average returns of the fund category in all nine years. Other quantitative data noted by the Trustees as having been considered in their evaluation showed that the Fund’s annualized investment returns fell in the top decile of investment performance of the first of two fund categories for the one-year, three-year, five-year and ten-year periods ended with the second quarter of the current year, and that the Fund’s annualized investment returns fell in or near the top quartile of investment performance of the second fund category for the one-year, three-year, five-year and ten-year periods ended with the second quarter. Measures of portfolio volatility, risk and relative return considered by the Trustees demonstrated that the Fund’s performance relative to these measures continued to fulfill expectations in current conditions. The Trustees attached additional significance to the performance data of the Fund from the perspective of longer term shareholders.

Comparisons of Fee and Expense Levels. The Trustees recognized in their evaluation the clear disclosures of the Advisor’s fees and expenses in the Fund’s prospectus. Information also noted by the Trustees as having been considered included a variety of comparative data respecting the Fund’s fee and expense levels. This information included comparisons of the Fund’s advisory fee and overall Fund expenses to median and average fees and expenses charged to a category of mutual funds selected by an independent mutual fund analyst firm, comparisons of the advisory fee and other Fund expenses to the fee levels and expenses for two representative share classes of fund peer groups selected from the category by a second independent mutual fund analyst firm, the perspectives and advice from the second mutual fund analyst firm respecting comparisons of fund fee levels and expenses to fund peer groups, and other information. Comparative fee and expense data noted as having been considered by the Trustees showed that the advisory fee for the Fund was comparable to the median and average fee levels for the fund category, the level of total expense for a representative share class of the Fund was slightly higher than the median and comparable to the average levels for the category, and that the level of total expense for a second representative share class was lower than the median and average levels for the category. Peer group data showed that the Fund’s advisory fee level was comparable to the median fee levels for two fund peer groups and the total expense levels for two representative share classes were comparable to the median total expense levels for their respective peer groups.

The Trustees noted their consideration of information respecting the advisory fees charged by the Advisor to other investment management clients, including sub-advised mutual funds, together with information about fees charged by other advisors to different clients, analysis of the differences between the requirements of institutional clients and mutual funds, analysis of the differences between the requirements of a sub-advised mutual fund and a fund as to which the investment advisor is the primary advisor and sponsor, descriptions of distinguishing characteristics of the sub-advised funds served by the Advisor, and the consequently different investment management services provided to the different categories of clients and the differing contexts in which the fee levels for these arrangements are established. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and that the fee rates charged by an investment advisor to different categories of clients had limited relevance to the evaluation of the fee rate charged by that advisor to mutual funds as to which it is the primary advisor and sponsor.

Costs and Profitability of Advisor. In reviewing the profitability of the Advisor’s services to the Fund the Trustees considered an analysis of the Advisor’s costs and the profitability to the Advisor of its services, together with data respecting the overall profitability of a selection

60    Annual Report

OTHER INFORMATION, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2016 (Unaudited)

of other investment management firms. The Trustees noted that a portion of the Advisor’s profits are an important element in the compensation of shareholder employees. The Trustees considered in this regard information from the Advisor respecting investment of its profits to maintain staffing levels, pay competitive levels of compensation, and add to its information retrieval and management systems to maintain or improve service levels. The Trustees also considered the contribution of the Advisor’s cost management to its profitability, and the relationship of the Advisor’s financial resources and profitability in previous years to its ability to attract necessary personnel, invest in systems and other assets required for its service to the Fund, and maintain or improve service levels for the Fund notwithstanding fluctuations in revenues and profitability. The information considered did not indicate to the Trustees that the Advisor’s profitability was excessive.

Potential Economies of Scale. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect potential economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, comparisons of the fee breakpoint structure for the Fund with breakpoint structures (or the absence of such structures) for other funds in a peer group selected by an independent mutual fund analyst firm, the effects of the breakpoint structure and other expense factors realized by certain Funds of the Trust as their asset levels had increased, and the Advisor’s expenditures from its own profits and resources to maintain staffing levels, pay competitive levels of compensation, and add to its information retrieval and management systems to maintain or improve service levels. The information provided demonstrated to the Trustees that the Fund’s advisory fee breakpoint structure is reasonable in relation to the structures observed in the other funds in its peer group, and that shareholders may be expected to benefit from any economies of scale, due to the advisory agreement’s breakpoint fee structure for the Fund and other factors.

Potential Ancillary Benefits to the Advisor. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees noted disclosures by the Advisor of its receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

Summary of Conclusions. The Trustees concluded that the nature, extent and quality of the Advisor’s services performed under the advisory agreement remained sufficient. The Trustees further concluded that the absolute and relative investment performance of the Fund over a range of pertinent holding periods on the whole was satisfactory in the context of its objectives and strategies, and that the Advisor had continued to actively and competently pursue the Fund’s stated investment objectives and adhere to the Fund’s investment policies.

The Trustees further concluded, based upon their consideration of the foregoing factors and other information, that the level of the advisory fee charged to the Fund by the Advisor is reasonable in relation to the services provided by the Advisor in view of the nature, extent and quality of those services, the investment performance of the Fund after fees and expenses, the clear disclosure of fees and expenses in the Fund’s prospectus, comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds, and the other factors considered.

Annual Report    61

TRUSTEES’ STATEMENT TO SHAREHOLDERS

Readopted September 12, 2016

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Trustees of Thornburg Investment Trust

62    Annual Report

THORNBURG FUNDS

Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $53 billion (as of September 30, 2016) across eight equity and 11 bond mutual funds, separate accounts for high-net-worth investors and institutional accounts, and five UCITS funds for non-U.S. investors.

The fund outlined in this report is one of many equity and fixed-income products available from Thornburg Investment Management.

Equity Funds

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg International Value Fund

•	Thornburg Better World International Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

Fixed Income Funds

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

•	Thornburg Low Duration Municipal Fund

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

Annual Report    63

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.

This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH858

2    Annual Report

Annual Report

Thornburg Intermediate Municipal Fund

September 30, 2016

Share Class	NASDAQ Symbol	CUSIP
Class A	THIMX	885-215-202
Class C	THMCX	885-215-780
Class I	THMIX	885-215-673

Minimum investments for Class I shares may be higher than those for other classes. Class I shares may not be available to all investors.

Investments carry risks, including possible loss of principal. Portfolios investing in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.

The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Diversification does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Annual Report    3

LETTER TO SHAREHOLDERS

Thornburg Intermediate Municipal Fund	September 30, 2016 (Unaudited)

October 13, 2016

Dear Fellow Shareholder:

We are pleased to present the annual report for Thornburg Intermediate Municipal Fund. The net asset value (NAV) of the Class A shares increased by 30 cents to $14.47 per share during the fiscal year ended September 30, 2016. If you were with us for the entire period, you received dividends of 28.8 cents per share. If you reinvested your dividends, you received 29.0 cents per share. Dividends were lower for Class C shares and higher for Class I shares to account for varying class-specific expenses. The Class A shares of your Fund underperformed the index with a 4.17% total return (without sales charge) for the fiscal year ended September 30, 2016, compared to the 4.99% total return for the BofA Merrill Lynch 3-15 Year U.S. Municipal Securities Index. The Fund generated 0.57% more price return and 1.39% less income than the index after accounting for the different treatment of bonds priced above and below par by the index versus the Fund.

Drivers of the Fund’s price return relative to its benchmark include its interest rate sensitivity, as measured by the Fund’s duration. Also, differing allocations along the Fund’s investment universe subtracted 0.19% of relative price performance. Sector allocations subtracted 0.01% of relative price performance and its overweight to lower credit-quality securities contributed 0.41% of relative price performance. Other risk factors totaled another 0.36% of relative price performance for the period.

The market’s returns were a result of increasing short-term rates, and decreasing long-term rates, shown in Figure 1.

U.S. Economy, Fed Policy, and the Election

The U.S. economy grew at a paltry average rate of 1%, as measured by nominal gross domestic product, for the first three quarters of 2016, much lower than the almost 3% average rate for 2015.

On the employment front, the economy added approximately 200,000 jobs per month for the Fund’s 2016 fiscal year. The May jobs number was a little scary, adding only 24,000 that month. The unemployment rate ticked up to 5.0% in September of 2016 from 4.9% in August, as more previously non-participating workers returned to the labor market.

Inflation has held stable, although it did move up slightly. The Core Personal Consumption Expenditure Index (Core PCE) for August moved up to 1.7% from 1.6% in July, although well below the U.S. Federal Reserve Board’s (the Fed) 2% target.

So, all in all, the economy is still growing, jobs are being added, and inflation is well behaved. This isn’t a bad scenario for municipal bond investors, except that, at current valuations and 10-year AAA municipal general obligation bonds yielding 1.64%, municipal bond investors are generally not keeping up with inflation.

Elsewhere, the Fed increased the federal funds rate 0.25% in December of 2015. Although many pundits want to blame the credit markets rout on that event, they would be wrong. Oil prices, as measured by WTI crude futures, hit a low of $34.54 on January 20, 2016. Energy producers are a highly leveraged segment of the market, whether through bank loans or other forms of debt. As market participants began to question their ability to service these loans or debt, credit spreads began to widen and the impact of these loans on the financial stability of some banks came into question. The municipal market avoided this distress because bond issuance from energy-producing states was a small fraction of the $3.8 trillion municipal bond market.

This early-2016 market turbulence, followed by the May jobs report and the “Brexit” vote in Great Britain, gave the Fed enough pause not to follow their December rate increase with another. So far through 2016, the central bank has insisted that they may increase rates again and again. Last year we said, “Regardless, waiting for the Fed to raise short-term interest rates is akin to Waiting for Godot.” Well, we are still waiting. Meanwhile, the Fed is assuring the markets that the next meeting is “live” and they may raise short-term interest rates again!

Figure I | 12-Month Change in Rates for AAA Rated General Obligation Municipal Bonds

(as of September 30, 2016)

Source: Bloomberg.

Past performance does not guarantee future results.

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LETTER TO SHAREHOLDERS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2016 (Unaudited)

The 2016 U.S. presidential race featured two major party candidates with unprecedented high unfavorable ratings with the electorate. At the time of this writing, the election’s result is weeks away. Regardless of the winner, however, the president historically has had very little impact on the course of the economy. Although there is a pattern that if the economy is doing well, the current administration likes to take all the credit; if the economy is not doing well, the current administration blames the previous one. A victory for either candidate could still benefit the municipal bond market, however, as both stumped for large increases in infrastructure spending—with one particularly calling for higher taxes which would lend support to the municipal bond market. If this gets through Congress, it could mean a higher level of municipal bond issuance and ultimately high growth rates for the economy; both occurrences would put upward pressure on municipal bond yields.

The Municipal Bond Market

The value metrics we use at Thornburg all suggest that the municipal bond market is pricing-in the rosiest of scenarios going forward. The main reason for this is that global central banks, with their overly accommodative monetary policies, have pushed investors further out on the risk spectrum in search of yield. That is why, depending on the fund, we have our portfolios positioned in the lower end of their respective risk spectrums. This means that durations (a measure of price sensitivity to changes in interest rates) are low and credit quality is higher than in the past. We continually ask ourselves: are investors getting paid to take risk? The answer we come up with is no!

Inside the Risk Metrics

Let’s first look at real yields, which is how much yield over inflation investors are being paid to own municipal bonds. As mentioned earlier, 10-year AAA general obligation bonds are yielding 1.64% and Core PCE is running at 1.70%, so investors are earning less than inflation. Over the last 20 years, investors have earned an average of 2% over inflation for the opportunity to invest in a 10-year AAA general obligation municipal bond.

The second thing to consider is credit spreads, which reflect the incremental yield an investor earns from owning a lower-rated credit versus a higher-rated credit, and which are now very narrow. As of September 30, 2016, an investor earned about 1% more for owning a 10-year BBB revenue bond versus a 10-year AAA general obligation bond. That is slightly higher than the average 0.75% an investor earned between 1994 and 2007. In 2007, approximately 50% of the new issue municipal bond market was insured by AAA/AAA municipal bond insurers. Today, there are no AAA/AAA municipal bond insurers, and insurance coverage generally accounts for only 6% to 8% of the new issue municipal bond market. On top of that, the security covenants of some current lower-quality investment grade securities are the most lax in years. This is a great time to be an issuer of lower-quality investment grade municipal bonds but not a great time to be an investor in them.

Finally, the slope of the yield curve, which tracks how much incremental yield an investor earns by owning securities with longer maturities, is also quite flat. Currently, investors are earning 0.78% more for owning a 10-year AAA general obligation municipal bond, versus a 1-year AAA general obligation municipal bond. Since 1994, an investor earned on average almost 1.60% to extend maturities from one to 10 years. The stretch for income is causing investors to absorb more risk at lower and lower relative yields.

Aside from valuations, the credit picture for the majority of the U.S. is pretty bright. Except for energy producing states, most regions are showing positive trends along such measures as:

•	employment

•	personal income

•	tax revenue

•	home prices

•	mortgage delinquencies

Pensions are still a troubling issue. That is, 35 states reported a pension funding ratio of under 80% in 2014—the Mendoza line between a well-funded state pension and the “other kind.” As the worst career hitter in major league baseball history (.200 batting average), Mario Mendoza Aizpuru’s name ubiquitously symbolizes futility.

Liquidity

Market liquidity is still a concern. The latest example of this is what is happening to yields on Variable Rate Demand Notes (VRDNs). These are securities that are normally held in money market funds and bond fund reserve positions. They can be put back to an intermediary on a daily basis and are relatively secure. Leading up to the finalization of the Securities and Exchange Commission’s money market fund reform in October of 2016, money market funds were and are repositioning themselves to be compliant with the new regulations. As such, they have had to divest themselves of VRDNs. Intermediaries do not want to hold them on their balance sheets (very expensive), so they raise the yields to clear the market. What used to yield 0.01% in March now yields, as of the time of this writing, 0.90%, or more than a 3-year AA security. This is serendipity for managers like Thornburg holding higher reserves because of concern over market liquidity; for issuers in the VRDN market, it’s not so much.

Annual Report    5

LETTER TO SHAREHOLDERS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2016 (Unaudited)

Main Reason to Own Municipal Bonds

One of the best risk-mitigating tools an investor has is diversification. By splitting a portfolio into several asset classes, an investor may reduce the volatility of the resulting portfolio’s returns. This is because the returns of various asset classes are not always correlated. There are times when this is not the case, such as the 2008 financial crisis when all correlations went to one. For the long-term investor, however, we believe the benefits of diversification stand firm. When added to a portfolio of stocks, municipal bonds tend to reduce the volatility of that combined portfolio. Funds such as Thornburg Intermediate Municipal Fund may be a viable choice in a total diversified portfolio of stocks and bonds.

Conclusion

We continue to run this portfolio as an actively managed laddered portfolio. Laddering a portfolio is a simple way to diversify its investment along its entire investment universe. While past performance does not guarantee future results, our study showed that this structure outperformed other structures around 60% of the time and added 0.15% to 0.25% of total return annually.* Our view is that the current investment environment is not compensating investors enough to take on extra risk, so we have positioned our portfolios at the lower end of their risk spectrums. Know that the co-managers of this Fund are invested alongside you.

Thank you for your continued trust in us.

Sincerely,

Christopher Ryon, CFA	Nicholos Venditti, CFA
Portfolio Manager	Portfolio Manager
Managing Director	Managing Director

*	We examined three hypothetical portfolios of bonds from December 1997 to December 2015. One using a laddering strategy, one using a barbell strategy, and a third using a bullet strategy. For the laddering strategy, the BofA Merrill Lynch 1–12 Year Municipal Index was used as a proxy, since, similar to a ladder, it contains bonds relatively evenly spread across all maturities within the index. The barbell strategy is a duration management technique wherein bonds are clustered at the two extremes of a maturity range. For the barbell strategy, the BofA Merrill Lynch 1–3 Year Municipal Index and BofA Merrill Lynch 8–12 Year Municipal Index were combined. The two indices were weighted in such a way as to give them the same duration as the broader 1–12 Year Index, and each year the portfolio was re-weighted back to the original index weights. This was done to make the two portfolios duration-neutral so that the impact of the strategy chosen could be isolated. The bullet strategy invests at the duration midpoint of the portfolio, therefore the BofA Merrill Lynch 6–8 Year Index was used to represent the bullet strategy. For additional information, see www.thornburg.com/whyladder. Past performance does not guarantee future results.

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

The views expressed by the portfolio managers reflect their professional opinions and are subject to change. Under no circumstances does the information contained within represent a recommendation to buy or sell any security.

6    Annual Report

PERFORMANCE SUMMARY

Thornburg Intermediate Municipal Fund	September 30, 2016 (Unaudited)

Average Annual Total Returns

	1-Yr	3-Yr	5-Yr	10-Yr	Since Incep.
A Shares (Incep: 7/22/91)
Without sales charge	4.17%	3.92%	3.67%	4.03%	4.93%
With sales charge	2.09%	3.22%	3.25%	3.82%	4.84%
C Shares (Incep: 9/1/94)
Without sales charge	3.84%	3.59%	3.34%	3.73%	4.11%
With sales charge	3.24%	3.59%	3.34%	3.73%	4.11%
I Shares (Incep: 7/5/96)	4.57%	4.24%	3.99%	4.36%	4.67%

30-Day Yields, A Shares

(with sales charge)

Annualized Distribution Yield	1.99%
SEC Yield	0.89%

Growth of a Hypothetical $10,000 Investment

*	CPI data is as of 8/31/2016.

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 2.00%. Class C shares include a 0.60% CDSC for the first year only. There is no sales charge for Class I shares.

As disclosed in the most recent prospectus, the total annual fund operating expenses are as follows: A shares, 0.92%; C shares, 1.28%; I shares, 0.62%. Thornburg Investment Management and/or Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least February 1, 2017, for some of the share classes, resulting in net expense ratios of the following: C shares, 1.24%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.

Glossary

BofA Merrill Lynch 3-15 Year U.S. Municipal Securities Index – A subset of the BofA Merrill Lynch U.S. Municipal Securities Index including all securities with a remaining term to final maturity greater than or equal to 3 years and less than 15 years.

The BofA Merrill Lynch indices used in the Ladder vs Barbell & Bullet study are model portfolios of municipal obligations throughout the United States, with maturities ranging either from one to three years, six to eight years, eight to twelve years, or one to twelve years. These indices are subsets of the BofA Merrill Lynch U.S. Municipal Securities Index, which is comprised of U.S. dollar denominated investment grade tax-exempt debt publicly issued by U.S. states and territories, and their political subdivisions, in the U.S. domestic market. Qualifying securities must have at least a one-year remaining term to final maturity, a fixed coupon schedule and an investment grade rating.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Annualized Distribution Yield – The distribution yield reflects actual distributions made to shareholders. The annualized distribution yield is calculated by summing the last 30 days of income at a given month end and annualizing to a 360-day year. The result is divided by the ending maximum offering price.

Bond Credit Ratings (Credit Quality) – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.

Core Personal Consumption Expenditure Index (Core PCE) – A measure of the Personal Consumption Expenditure Index that excludes the more volatile and seasonal food and energy prices.

Credit Spread/Quality Spread – The difference between the yields of securities with different credit qualities.

Duration – A bond’s sensitivity to interest rates. Effective duration incorporates the embedded option features, such as call provisions. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

General Obligation Bond (GO) – A municipal bond backed by the credit and “taxing power” of the issuing jurisdiction rather than the revenue from a given project.

Gross Domestic Product (GDP) – A country’s income minus foreign investments: the total value of all goods and services produced within a country in a year, minus net income from investments in other countries.

Laddering – Involves building a portfolio of bonds with staggered maturities so that a portion matures each year. Money that comes in from maturing bonds is typically invested in bonds with longer maturities at the far end of the portfolio.

Revenue Bond – A bond on which the debt service is payable solely from the revenue generated from the operation of the project being financed or a category of facilities, or from other non-tax sources.

SEC Yield – SEC yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

Variable Rate Demand Note (VRDN) – VRDNs are long-term, floating-rate municipal securities. These highly liquid securities are payable on demand, typically either daily or weekly, meaning the investor can request repayment of the entire debt amount. The coupon rate will adjust on a periodic basis, either daily or weekly.

West Texas Intermediate (WTI) – A grade of crude oil used as a benchmark in oil pricing.

Yield Curve – A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.

Annual Report    7

FUND SUMMARY

Thornburg Intermediate Municipal Fund	September 30, 2016 (Unaudited)

Objectives and Strategies

The Fund’s primary investment goal is to obtain as high a level of current income exempt from federal individual income tax as is consistent, in the view of the Fund’s investment advisor, with preservation of capital (may be subject to Alternative Minimum Tax).

The secondary goal of the Fund is to reduce expected changes in its share price compared to long-term bond portfolios.

This Fund invests principally in a laddered portfolio of municipal bonds with a dollar-weighted average maturity of normally three to ten years. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year. Cash from maturing bonds, if not needed for other purposes, is typically invested in bonds with longer maturities at the far end of the ladder. We regard the strategy as a good compromise for managing different types of risk.

Long-term Stability of Principal

Net Asset Value History of A Shares

Security Credit Ratings

A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Credit quality ratings for Thornburg’s municipal portfolios used the highest rating available from either Standard & Poor’s or Moody’s Investors Service.

Key Portfolio Attributes

Number of Bonds	538
Effective Duration	4.8 Yrs
Average Maturity	7.9 Yrs

Portfolio Ladder

Percent of portfolio maturing in each year. Cash includes cash equivalents and other.

There is no guarantee that the Fund will meet its investment objectives.

All data is subject to change. Charts may not add up to 100% due to rounding.

8    Annual Report

SCHEDULE OF INVESTMENTS

Thornburg Intermediate Municipal Fund	September 30, 2016

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
ALABAMA — 1.24%
Alabama Capital Region Solid Waste Disposal Authority, 4.00% due 6/15/2017 (Montgomery Materials Recovery Facility) (AMT)	AA/NR	$750,000	$762,525
Alabama Capital Region Solid Waste Disposal Authority, 4.00% due 6/15/2019 (Montgomery Materials Recovery Facility) (AMT)	AA/NR	815,000	860,485
Alabama Capital Region Solid Waste Disposal Authority, 5.00% due 6/15/2020 (Montgomery Materials Recovery Facility) (AMT)	AA/NR	845,000	934,443
Alabama Capital Region Solid Waste Disposal Authority, 5.00% due 6/15/2021 (Montgomery Materials Recovery Facility) (AMT)	AA/NR	890,000	1,000,725
Alabama Capital Region Solid Waste Disposal Authority, 5.00% due 6/15/2022 (Montgomery Materials Recovery Facility) (AMT)	AA/NR	930,000	1,055,690
Alabama Capital Region Solid Waste Disposal Authority, 5.00% due 6/15/2023 (Montgomery Materials Recovery Facility) (AMT)	AA/NR	980,000	1,099,521
Alabama Public School & College Authority, 5.00% due 6/1/2021 (Educational Facilities)	AA/Aa1	775,000	909,354
Alabama Public School & College Authority, 5.00% due 6/1/2026 (Educational Facilities)	AA/Aa1	4,380,000	5,346,841
Board of Trustees of the University of Alabama, 5.25% due 9/1/2025 (Birmingham Hospital)	A+/A1	2,000,000	2,160,640
City of Mobile Industrial Development Board, 1.65% due 6/1/2034 put 3/20/2017 (Alabama Power Company Barry Plant Project)	A-/A1	2,000,000	2,006,180
East Alabama Health Care Authority GO, 5.00% due 9/1/2027 (Health Care Facilities Capital Improvements)	A/NR	1,250,000	1,416,025
Montgomery Water Works & Sanitary Sewer Board, 5.00% due 9/1/2017	AAA/Aa1	2,185,000	2,268,139

ALASKA — 0.18%
Alaska Housing Finance Corp. GO, 5.00% due 12/1/2021 (State Capital Project)	AA+/Aa2	500,000	580,095
City of Valdez, 5.00% due 1/1/2021 (BP Pipelines (Alaska), Inc. Project)	A-/A2	2,000,000	2,279,320

ARIZONA — 1.52%
Arizona Board of Regents, 5.00% due 8/1/2024 (University of Arizona SPEED)	A+/Aa3	1,635,000	1,910,596
Arizona Board of Regents, 5.00% due 8/1/2029 (University of Arizona SPEED)	A+/Aa3	1,000,000	1,220,480
Arizona HFA, 5.00% due 7/1/2017 (Dignity Health)	A/A3	1,450,000	1,492,702
Arizona HFA, 5.00% due 12/1/2031 (Scottsdale Lincoln Hospitals)	NR/A2	2,500,000	3,016,575
Arizona State University Energy Management LLC, 5.00% due 7/1/2017 (Tempe Campus Project)	AA-/A1	465,000	478,480
City of Flagstaff GO, 3.00% due 7/1/2020 (Urban Trail, Street and Utilities Improvements)	AA/Aa2	700,000	747,159
City of Flagstaff GO, 4.00% due 7/1/2022 (Urban Trail, Street and Utilities Improvements)	AA/Aa2	420,000	483,416
City of Flagstaff GO, 4.00% due 7/1/2023 (Urban Trail, Street and Utilities Improvements)	AA/Aa2	200,000	233,816
City of Phoenix Civic Improvement Corp., 5.00% due 7/1/2017 (Insured: Natl-Re)	AA+/Aa3	1,000,000	1,031,290
County of Pima IDA, 5.00% due 12/1/2030 (Providence Day School Project)	BBB+/NR	2,000,000	2,174,400
Salt Verde Financial Corp., 5.25% due 12/1/2022 (Salt River Project Agricultural Improvement and Power District)	BBB+/Baa1	2,000,000	2,384,400
Salt Verde Financial Corp., 5.25% due 12/1/2028 (Salt River Project Agricultural Improvement and Power District)	BBB+/Baa1	770,000	982,597
State of Arizona, 5.00% due 7/1/2019 (Insured: AGM)	AA/A1	7,280,000	8,047,676

ARKANSAS — 0.28%
Board of Trustees of the University of Arkansas, 5.00% due 11/1/2031 (Fayetteville Campus)	NR/Aa2	1,000,000	1,211,310
Board of Trustees of the University of Arkansas, 5.00% due 11/1/2032 (Fayetteville Campus)	NR/Aa2	655,000	790,703
Board of Trustees of the University of Arkansas, 5.00% due 11/1/2033 (Fayetteville Campus)	NR/Aa2	1,000,000	1,200,620
Board of Trustees of the University of Arkansas, 5.00% due 11/1/2034 (Fayetteville Campus)	NR/Aa2	1,000,000	1,196,540

CALIFORNIA — 6.56%
Alameda County Joint Powers Authority, 5.25% due 12/1/2027 (Alameda County Medical Center Highland Hospital)	AA/Aa3	1,000,000	1,242,890
Alameda County Joint Powers Authority, 5.25% due 12/1/2028 (Alameda County Medical Center Highland Hospital)	AA/Aa3	1,150,000	1,435,499
Alameda County Joint Powers Authority, 5.25% due 12/1/2029 (Alameda County Medical Center Highland Hospital)	AA/Aa3	1,500,000	1,863,000
Brentwood Infrastructure Financing Authority, 5.00% due 11/1/2026 (Insured: AGM)	AA/NR	2,000,000	2,302,500
California Educational Facilities Authority, 5.50% due 4/1/2029 (Pitzer College)	NR/A2	3,000,000	3,383,610
California HFFA, 5.00% due 11/15/2022 (Children’s Hospital Los Angeles)	BBB+/Baa2	1,000,000	1,167,100
California HFFA, 5.00% due 3/1/2026 (Adventist Health System/West)	A/NR	3,020,000	3,645,472
California HFFA, 5.25% due 3/1/2027 (Dignity Health)	A/A3	5,250,000	6,130,950
California Infrastructure & Economic Development Bank, 5.75% due 8/15/2029 (King City Joint Union High School District)	AA-/NR	1,500,000	1,729,035
California Pollution Control Financing Authority, 5.25% due 6/1/2023 put 12/1/2017 (Solid Waste Disposal-Republic Services, Inc.) (AMT)	BBB+/Baa3	2,000,000	2,093,620
California State Public Works Board, 5.00% due 6/1/2017 (University of California Multiple Campus Capital Projects; Insured: Natl-Re) (ETM)	AA+/Aaa	2,000,000	2,056,220
California State Public Works Board, 5.00% due 4/1/2028 (Corrections & Rehabilitation and Judicial Council)	A+/A1	2,500,000	2,970,700
California Statewide Community Development Authority, 6.25% due 8/15/2028 pre-refunded 8/15/2018 (Enloe Medical Center; Insured: California Mtg Insurance)	AA-/NR	1,050,000	1,155,809
California Statewide Community Development Authority, 6.00% due 7/1/2030 pre-refunded 1/1/2019 (Aspire Public Schools)	NR/NR	7,015,000	7,802,644
Carson Redevelopment Agency, 6.25% due 10/1/2022 (Redevelopment Project Area No. 1)	A-/NR	1,620,000	1,856,698
Carson Redevelopment Agency, 6.375% due 10/1/2024 (Redevelopment Project Area No. 1)	A-/NR	1,300,000	1,494,714
Chico Redevelopment Agency, 5.00% due 4/1/2030 (Chico Amended & Merged Redevelopment; Insured: AMBAC)	A+/NR	5,500,000	5,515,345
City of Los Angeles GO, 3.00% due 6/29/2017 (Cash Flow Management)	SP-1+/Mig1	9,750,000	9,921,502
Corona-Norco USD COP, 5.00% due 4/15/2018 (Insured: AGM)	AA/A1	1,245,000	1,322,377
Corona-Norco USD COP, 5.00% due 4/15/2021 (Insured: AGM)	AA/A1	1,000,000	1,134,030

Annual Report    9

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2016

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
County of Los Angeles GO, 3.00% due 6/30/2017 (Cash Management Program)	SP-1+/Mig1	$4,500,000	$4,575,690
Delano Financing Authority, 5.00% due 12/1/2025 (City of Delano Police Station and Woollomes Avenue Bridge)	A-/NR	2,555,000	2,856,541
El Camino Hospital District, 6.25% due 8/15/2017 (Insured: AMBAC) (ETM)	NR/NR	155,000	162,378
Franklin-McKinley School District GO, 5.25% due 8/1/2027 (Insured: Natl-Re)	NR/A1	1,000,000	1,284,080
Fresno USD GO, 6.00% due 8/1/2026 (Educational Facilities and Improvements; Insured: Natl-Re)	AA-/A3	1,165,000	1,502,302
Jurupa Public Financing Authority, 5.50% due 9/1/2025 (Eastvale Community Services; Insured: AGM)	AA/NR	1,195,000	1,493,475
Jurupa Public Financing Authority, 5.50% due 9/1/2027 (Eastvale Community Services; Insured: AGM)	AA/NR	1,335,000	1,650,087
Los Angeles Regional Airport Improvement Corp., 5.00% due 1/1/2017 (LAX Fuel Corp.; Insured: AGM) (AMT)	AA/A2	1,120,000	1,131,603
M-S-R Energy Authority, 6.125% due 11/1/2029	BBB+/NR	2,500,000	3,324,300
North City West School Facilities Financing Authority, 5.00% due 9/1/2024 (Carmel Valley Schools; Insured: AGM)	AA/NR	1,080,000	1,315,883
Oakland USD GO, 5.00% due 8/1/2032 (County of Alameda Educational Facilities)	AA-/Aa3	1,000,000	1,221,910
Oakland USD GO, 5.00% due 8/1/2033 (County of Alameda Educational Facilities)	AA-/Aa3	1,000,000	1,216,540
Oakland USD GO, 5.00% due 8/1/2034 (County of Alameda Educational Facilities)	AA-/Aa3	1,000,000	1,212,080
Redwood City Redevelopment Agency, 0% due 7/15/2023 (Redevelopment Area A-2; Insured: AMBAC)	A-/NR	2,065,000	1,734,786
San Jose Redevelopment Agency, 5.25% due 8/1/2027 (Merged Area Redevelopment Project)	A/A2	2,400,000	2,701,800
San Jose Redevelopment Agency, 5.375% due 8/1/2028 (Merged Area Redevelopment Project)	A/A2	1,175,000	1,325,847
San Mateo Union High School District GO, 0% due 9/1/2019 (Educational Facilities; Insured: Natl-Re)	AA+/Aaa	3,000,000	2,893,080
Saratoga Union School District GO, 0% due 9/1/2023 (Insured: Natl-Re)	AA+/Aa2	900,000	795,411
State of California GO, 5.25% due 9/1/2026 (Kindergarten University Facilities)	AA-/Aa3	5,000,000	6,014,900
Tuolumne Wind Project Authority, 5.875% due 1/1/2029 pre-refunded 1/1/2019 (Tuolumne Co.)	AA-/A2	3,000,000	3,333,480
Turlock Irrigation District, 5.00% due 1/1/2021	AA-/A2	1,750,000	1,975,855
William S. Hart Union High School District GO, 0% due 9/1/2021 (Educational Facilities)	AA/A2	800,000	739,552

COLORADO — 0.74%
Denver Convention Center Hotel Authority, 5.25% due 12/1/2023 (Insured: Syncora)	BBB-/Baa3	2,530,000	2,540,348
Housing Authority of the City and County of Denver, 5.20% due 11/1/2027 pre-refunded 11/1/2017 (Three Towers Rehabilitation; Insured: AGM) (AMT)	NR/Aaa	1,220,000	1,277,425
Housing Authority of the City and County of Denver, 5.20% due 11/1/2027 (Three Towers Rehabilitation; Insured: AGM) (AMT)	NR/A2	1,335,000	1,384,582
Park Creek Metropolitan District, 5.25% due 12/1/2020 pre-refunded 12/1/2019 (Insured: AGM)	AA/NR	1,120,000	1,264,872
Regional Transportation District COP, 5.50% due 6/1/2022 (FasTracks Transportation System)	A/Aa3	3,000,000	3,476,820
Regional Transportation District COP, 5.00% due 6/1/2028 (North Metro Rail Line)	A/Aa3	1,550,000	1,832,224

CONNECTICUT — 1.60%
City of Hartford GO, 5.00% due 7/1/2031 (Various Public Improvements; Insured: AGM)	AA/A2	1,700,000	1,950,087
Connecticut Health & Educational Facilities Authority, 5.75% due 7/1/2029 pre-refunded 7/1/2019 (Ethel Walker School)	BBB/NR	1,350,000	1,524,838
State of Connecticut GO, 5.00% due 5/15/2026 (Various Capital Projects)	AA-/Aa3	5,000,000	6,297,550
State of Connecticut GO, 5.00% due 5/15/2027 (Various Capital Projects)	AA-/Aa3	5,500,000	6,880,170
State of Connecticut GO Floating Rate Note, 1.59% due 6/15/2018 (Various Capital Projects)	AA-/Aa3	6,820,000	6,852,668
State of Connecticut GO Floating Rate Note, 1.36% due 9/15/2017 (Various Capital Projects)	AA-/Aa3	2,000,000	2,001,320

DISTRICT OF COLUMBIA — 0.57%
District of Columbia, 5.00% due 2/15/2017 (Association of American Medical Colleges; Insured: AMBAC) (ETM)	NR/NR	1,000,000	1,015,650
Metropolitan Airports Authority, 0% due 10/1/2023 (Dulles Toll Road; Insured: AGM)	AA/A3	4,890,000	4,119,092
Metropolitan Airports Authority, 0% due 10/1/2024 (Dulles Toll Road; Insured: AGM)	AA/A3	5,000,000	4,045,350

FLORIDA — 5.95%
Broward County School Board COP, 5.00% due 7/1/2030 (Educational Facilities)	A+/Aa3	1,250,000	1,513,388
Broward County School Board COP, 5.00% due 7/1/2032 (Educational Facilities)	A+/Aa3	2,000,000	2,397,760
City of Hollywood Community Redevelopment Agency, 5.00% due 3/1/2021 pre-refunded 3/1/2017 (Beach Community Redevelopment; Insured: Syncora)	NR/A3	3,000,000	3,052,770
City of Jacksonville, 5.00% due 10/1/2026 (Better Jacksonville Plan)	A+/A1	2,075,000	2,449,579
City of Lakeland, 5.00% due 10/1/2018 (Electric Power System Smart Grid Project; Insured: AGM)	AA/Aa3	2,000,000	2,164,480
City of Lakeland, 5.25% due 10/1/2027 (Electric Power System Smart Grid Project; Insured: AGM)	AA/Aa3	3,680,000	4,893,443
City of Lakeland, 5.00% due 11/15/2028 (Lakeland Regional Health Systems)	NR/A2	2,775,000	3,428,512
City of Lakeland, 5.25% due 10/1/2036 (Electric Power System Smart Grid Project; Insured: AGM)	AA/Aa3	2,770,000	3,856,172
Escambia County HFA, 5.95% due 7/1/2020 (Florida Health Care Facility Loan Program; Insured: AMBAC)	NR/NR	1,395,000	1,485,675
Florida Department of Management Services, 5.00% due 9/1/2018 (Financing or Acquisition of State-Owned Office Buildings; Insured: AMBAC)	AA+/Aa2	500,000	501,825
Florida State Department of Children & Families COP, 5.00% due 10/1/2018 (South Florida Evaluation Treatment Center)	AA+/NR	2,090,000	2,097,545
Florida State Department of Children & Families COP, 5.00% due 10/1/2019 (South Florida Evaluation Treatment Center)	AA+/NR	2,255,000	2,263,141
Florida State Municipal Loan Council, 5.00% due 10/1/2020 pre-refunded 10/1/2017 (Insured: Natl-Re)	AA-/A3	580,000	604,192
Florida State Municipal Loan Council, 5.00% due 10/1/2020 pre-refunded 10/1/2017 (Insured: Natl-Re)	AA-/A3	420,000	436,472
Florida State Municipal Loan Council, 5.00% due 10/1/2024 pre-refunded 10/1/2017 (Insured: Natl-Re)	AA-/A3	1,285,000	1,338,597
Florida State Municipal Loan Council, 5.00% due 10/1/2024 pre-refunded 10/1/2017 (Insured: Natl-Re)	AA-/A3	950,000	985,511
Lake County School Board COP, 5.00% due 6/1/2026 (School District Facility Projects)	A/NR	1,210,000	1,417,600
Manatee County, 5.00% due 10/1/2026 (Public Utilities System Improvements)	NR/Aa2	370,000	461,309

10    Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2016

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Manatee County, 5.00% due 10/1/2027 (Public Utilities System Improvements)	NR/Aa2	$470,000	$580,779
Manatee County, 5.00% due 10/1/2028 (Public Utilities System Improvements)	NR/Aa2	1,030,000	1,263,738
Manatee County, 5.00% due 10/1/2031 (Public Utilities System Improvements)	NR/Aa2	2,675,000	3,232,203
Manatee County, 5.00% due 10/1/2033 (Public Utilities System Improvements)	NR/Aa2	1,535,000	1,840,312
Miami-Dade County, 5.00% due 10/1/2028 (Miami International Airport)	A/A2	1,000,000	1,216,910
Miami-Dade County, 5.00% due 10/1/2029 (Miami International Airport)	A/A2	1,335,000	1,615,817
Miami-Dade County, 5.00% due 10/1/2030 (Miami International Airport)	A/A2	1,000,000	1,206,060
Miami-Dade County, 5.00% due 10/1/2031 (Miami International Airport)	A/A2	2,000,000	2,400,740
Miami-Dade County Educational Facilities Authority, 5.25% due 4/1/2024 (University of Miami; Insured: AMBAC)	A-/A3	1,000,000	1,236,970
Miami-Dade County GO, 5.00% due 10/1/2023 (Seaport Properties)	AA/Aa2	1,040,000	1,232,722
Miami-Dade County GO, 6.25% due 7/1/2026 pre-refunded 7/1/2018 (Building Better Communities)	AA/Aa2	2,130,000	2,328,878
Miami-Dade County School Board COP, 5.00% due 10/1/2021 (Insured: AMBAC)	A/A1	3,035,000	3,570,738
Miami-Dade County School Board COP, 5.25% due 5/1/2022 pre-refunded 5/1/2018 (Insured: AGM)	AA/A1	2,600,000	2,779,426
Miami-Dade County School Board COP, 5.00% due 5/1/2030	A/A1	3,250,000	3,895,580
Orange County HFA, 6.25% due 10/1/2016 (Orlando Health, Inc.; Insured: Natl-Re)	AA-/A2	795,000	795,119
Orange County HFA, 5.125% due 10/1/2026 (Orlando Health, Inc.)	A/A2	2,000,000	2,212,100
Palm Beach County HFA, 5.00% due 12/1/2025 (Boca Raton Regional Hospital)	BBB+/NR	500,000	604,905
Reedy Creek Improvement District GO, 5.00% due 6/1/2032 (District-Wide Transportation, additional Buena Vista Corridor Improvements and District Facilities)	AA-/Aa3	3,965,000	4,896,022
Reedy Creek Improvement District GO, 5.00% due 6/1/2033 (District-Wide Transportation, additional Buena Vista Corridor Improvements and District Facilities)	AA-/Aa3	7,300,000	8,957,246
Sarasota County Public Hospital Board, 5.198% due 10/1/2021 (Sarasota Memorial Hospital; Insured: Natl-Re)	AA-/A1	2,000,000	2,084,060
School Board of Broward County COP, 5.00% due 7/1/2026 (Educational Facilities and Equipment)	A+/Aa3	3,000,000	3,520,560
School Board of Broward County COP, 5.00% due 7/1/2027 (Educational Facilities and Equipment)	A+/Aa3	2,000,000	2,335,140
South Miami HFA, 5.00% due 8/15/2022 (Baptist Health Group)	AA-/Aa3	1,500,000	1,553,130
Sunshine State Governmental Finance Commission, 5.00% due 9/1/2028 (Miami-Dade County Program)	AA-/Aa3	3,500,000	4,232,270

GEORGIA — 2.08%
Athens-Clarke County Unified Government Development Authority, 5.00% due 6/15/2024 (UGAREF Bolton Commons, LLC)	NR/Aa2	485,000	591,365
Athens-Clarke County Unified Government Development Authority, 5.00% due 6/15/2025 (UGAREF Bolton Commons, LLC)	NR/Aa2	510,000	618,069
Athens-Clarke County Unified Government Development Authority, 5.00% due 6/15/2027 (UGAREF Bolton Commons, LLC)	NR/Aa2	735,000	878,274
Athens-Clarke County Unified Government Development Authority, 5.00% due 6/15/2028 (UGAREF Bolton Commons, LLC)	NR/Aa2	590,000	701,138
City of Atlanta, 5.50% due 11/1/2022 (Water & Wastewater System; Insured: Natl-Re)	AA-/Aa3	530,000	644,660
City of Atlanta, 5.50% due 11/1/2024 (Water & Wastewater System; Insured: AGM)	AA/Aa3	5,000,000	5,619,150
Clarke County Hospital Authority, 5.00% due 1/1/2023 (Athens Regional Medical Center)	AA/Aa1	2,060,000	2,445,756
Clarke County Hospital Authority, 5.00% due 1/1/2024 (Athens Regional Medical Center)	AA/Aa1	2,310,000	2,718,154
Clarke County Hospital Authority, 5.00% due 1/1/2025 (Athens Regional Medical Center)	AA/Aa1	525,000	613,709
Clarke County Hospital Authority, 5.00% due 1/1/2026 (Athens Regional Medical Center)	AA/Aa1	725,000	843,530
Development Authority of Fulton County, 5.00% due 10/1/2019 (Georgia Tech Athletic Assoc.)	NR/A2	3,000,000	3,342,750
Gwinnett County School District GO, 4.50% due 10/1/2017 (Capital Projects)	AAA/Aaa	7,000,000	7,260,330
Municipal Electric Authority of Georgia, 6.60% due 1/1/2018 (Insured: Natl-Re)	AA-/A1	665,000	678,965
State of Georgia GO, 5.00% due 12/1/2016 (Various Capital Outlay Projects)	AAA/Aaa	4,790,000	4,824,919
Valdosta and Lowndes County Hospital Authority, 5.00% due 10/1/2024 (South Medical Center)	AA-/Aa2	1,200,000	1,398,228

GUAM — 2.60%
Government of Guam, 5.00% due 11/15/2031 (Various Capital Projects)	A/NR	5,500,000	6,444,075
Government of Guam, 5.00% due 11/15/2032 (Various Capital Projects)	A/NR	12,000,000	13,986,360
Government of Guam, 5.00% due 11/15/2033 (Various Capital Projects)	A/NR	10,500,000	12,210,660
Guam Power Authority, 5.00% due 10/1/2023 (Electric Power System; Insured: AGM)	AA/A2	2,000,000	2,385,820
Guam Power Authority, 5.00% due 10/1/2024 (Electric Power System; Insured: AGM)	AA/A2	2,000,000	2,369,800
Guam Power Authority, 5.00% due 10/1/2025 (Electric Power System; Insured: AGM)	AA/A2	2,500,000	2,956,000
Guam Waterworks Authority, 5.25% due 7/1/2024 (Water and Wastewater System)	A-/Baa2	1,000,000	1,189,010

HAWAII — 1.15%
County of Hawaii GO, 5.00% due 9/1/2033	AA-/Aa2	1,250,000	1,541,488
State of Hawaii GO, 5.00% due 12/1/2016	AA+/Aa1	4,915,000	4,950,830
State of Hawaii GO, 5.00% due 12/1/2027 pre-refunded 12/1/2021	NR/NR	3,635,000	4,354,548
State of Hawaii GO, 5.00% due 12/1/2027	AA+/Aa1	6,365,000	7,489,505

IDAHO — 0.32%
State of Idaho GO, 2.00% due 6/30/2017	SP-1+/Mig1	5,000,000	5,041,550

ILLINOIS — 6.04%
Board of Trustees of Southern Illinois University, 5.25% due 4/1/2019 (Housing & Auxiliary Facilities; Insured: Natl-Re)	AA-/A3	1,000,000	1,088,680
Chicago O’Hare International Airport, 5.00% due 1/1/2019 (2015 Airport Projects)	A/NR	1,000,000	1,086,060

Annual Report    11

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2016

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Chicago O’Hare International Airport, 5.00% due 1/1/2020 (2015 Airport Projects)	A/NR	$1,000,000	$1,121,530
Chicago O’Hare International Airport, 5.00% due 1/1/2021 (2015 Airport Projects)	A/NR	1,000,000	1,153,480
Chicago Park District GO, 5.00% due 1/1/2025 (Capital Improvement Plan)	AA+/NR	1,000,000	1,179,380
Chicago Park District GO, 5.00% due 1/1/2027 (Capital Improvement Plan)	AA+/NR	1,945,000	2,251,668
Chicago Park District GO, 5.00% due 1/1/2028 (Capital Improvement Plan)	AA+/NR	3,450,000	3,949,802
Chicago Park District GO, 5.00% due 1/1/2029 (Capital Improvement Plan)	AA+/NR	1,995,000	2,262,988
Chicago Park District GO, 5.00% due 1/1/2030 (Capital Improvement Plan)	AA+/NR	3,500,000	3,940,930
Chicago Transit Authority, 5.00% due 12/1/2018 (Bombardier Transit Rail System)	AA/A1	1,500,000	1,601,580
City of Chicago, 5.00% due 1/1/2028 (Wastewater Transmission System)	A/NR	5,365,000	6,315,624
City of Chicago, 5.00% due 1/1/2029 (Wastewater Transmission System)	A/NR	2,500,000	2,922,725
City of Chicago, 5.75% due 11/1/2030 (Water System; Insured: AMBAC)	AA+/Aa1	1,270,000	1,632,483
City of Chicago, 5.00% due 1/1/2032 (Midway Airport)	A/A3	4,805,000	5,572,935
City of Chicago, 5.00% due 1/1/2033 (Midway Airport)	A/A3	5,000,000	5,788,350
City of Chicago, 5.25% due 1/1/2034 (Midway Airport)	A/A3	4,700,000	5,449,603
City of Chicago GO, 5.00% due 1/1/2020 (Municipal Facilities Projects; Insured: AMBAC)	BBB+/Ba1	1,000,000	1,007,710
City of Chicago GO, 5.00% due 12/1/2022 (Modern Schools Across Chicago Program; Insured: AMBAC)	BBB+/Ba1	415,000	417,905
City of Chicago GO, 5.00% due 12/1/2024 (Modern Schools Across Chicago Program; Insured: AMBAC)	BBB+/Ba1	500,000	503,465
City of Mount Vernon GO, 4.00% due 12/15/2025 (Various Municipal Capital Improvements; Insured: AGM)	AA/A2	1,900,000	2,037,009
City of Waukegan GO, 5.00% due 12/30/2016 (Insured: AGM)	NR/A2	1,500,000	1,513,665
City of Waukegan GO, 5.00% due 12/30/2017 (Insured: AGM)	NR/A2	1,680,000	1,751,434
City of Waukegan GO, 5.00% due 12/30/2018 (Insured: AGM)	NR/A2	2,000,000	2,148,260
Community College District No. 525 GO, 6.25% due 6/1/2024 (Joliet Junior College)	AA/NR	500,000	541,005
Cook County Community College District No. 508 GO, 5.25% due 12/1/2026 (City Colleges of Chicago)	A+/NR	1,000,000	1,163,220
Cook County GO, 5.25% due 11/15/2024	AA-/A2	3,000,000	3,376,530
Cook County School District No. 104 GO, 0% due 12/1/2022 (Argo Summit Elementary School Facilities; Insured: AGM) (ETM)	NR/NR	2,000,000	1,826,820
Forest Preserve District of DuPage County GO, 4.00% due 11/1/2022 (Land Acquisition and Development)	AAA/NR	750,000	864,158
Illinois Educational Facilities Authority, 5.00% due 11/1/2016 (Rush University Medical Center) (ETM)	AA-/Aaa	1,000,000	1,003,650
Illinois Educational Facilities Authority, 5.75% due 11/1/2028 pre-refunded 11/1/2018 (Rush University Medical Center)	AA-/Aaa	1,000,000	1,100,220
Illinois Finance Authority, 5.00% due 11/1/2016 (Central DuPage Health)	AA+/Aa2	2,000,000	2,006,800
Illinois Finance Authority, 5.00% due 11/1/2017 (Central DuPage Health)	AA+/Aa2	2,000,000	2,081,880
Illinois Finance Authority, 5.00% due 8/1/2022 (Bradley University; Insured: Syncora)	A/NR	1,000,000	1,030,490
Illinois Finance Authority, 6.125% due 11/1/2023 pre-refunded 11/1/2018 (Advocate Health Care Network)	AA/Aa2	5,175,000	5,733,641
Illinois Finance Authority, 5.00% due 8/15/2024 (Silver Cross Hospital and Medical Centers)	NR/Baa1	1,000,000	1,199,640
Illinois Finance Authority, 5.00% due 11/15/2033 (Rush University Medical Center)	A+/A1	1,000,000	1,192,860
Illinois HFA, 5.70% due 2/20/2021 (Midwest Care Center I, Inc.; Collateralized: GNMA)	NR/Aa1	430,000	431,849
Illinois Toll Highway Authority, 5.00% due 1/1/2037 (Move Illinois Program)	AA-/Aa3	5,550,000	6,581,745
McHenry & Lake Counties Community Consolidated School District No. 15 GO, 0% due 1/1/2017 (Insured: AGM) (ETM)	NR/Aa2	45,000	44,894
McHenry & Lake Counties Community Consolidated School District No. 15 GO, 0% due 1/1/2017 (Insured: AGM)	NR/Aa2	955,000	951,868
Metropolitan Pier & Exposition Authority, 5.00% due 12/15/2022 (McCormick Place Expansion Project)	BBB-/NR	1,000,000	1,158,020
Niles Park District GO, 2.00% due 12/1/2016 (Parks and Recreation Projects)	NR/Aa2	330,000	330,545
Niles Park District GO, 3.00% due 12/1/2017 (Parks and Recreation Projects)	NR/Aa2	340,000	347,524
Niles Park District GO, 3.00% due 12/1/2018 (Parks and Recreation Projects)	NR/Aa2	350,000	363,804
Niles Park District GO, 3.00% due 12/1/2019 (Parks and Recreation Projects)	NR/Aa2	360,000	379,897
Niles Park District GO, 3.00% due 12/1/2020 (Parks and Recreation Projects)	NR/Aa2	370,000	395,674
State of Illinois, 5.00% due 6/15/2018	AAA/NR	2,000,000	2,135,500
Tazewell County School District GO, 9.00% due 12/1/2024 (Insured: Natl-Re)	NR/Aa3	1,205,000	1,822,165
Village of Tinley Park GO, 4.00% due 12/1/2021	AA+/NR	585,000	657,417
Village of Tinley Park GO, 5.00% due 12/1/2024	AA+/NR	870,000	1,057,694

INDIANA — 2.81%
Board of Trustees for the Vincennes University, 5.375% due 6/1/2022	NR/Aa3	895,000	1,044,214
City of Carmel Redevelopment Authority, 0% due 2/1/2021 (Performing Arts Center)	AA+/Aa1	2,000,000	1,861,240
City of Carmel Redevelopment District COP, 6.50% due 7/15/2035 pre-refunded 1/15/2021 (Performing Arts Center)	NR/NR	2,730,000	3,317,769
City of Petersburg, 5.40% due 8/1/2017 (Indianapolis Power and Light Company; Insured: Natl-Re/IBC)	AA-/A2	1,325,000	1,373,018
Clay Multi-School Building Corp., 5.00% due 1/15/2018 (State Aid Withholding)	AA+/NR	1,735,000	1,821,299
Fort Wayne Redevelopment Authority, 5.00% due 8/1/2023 pre-refunded 2/1/2017 (Harrison Square; Insured: AGM)	NR/Aa2	2,290,000	2,322,358
Franklin Township Multi-School Building Corp., 5.00% due 7/10/2017 (Franklin Central High School) (State Aid Withholding)	AA+/NR	630,000	649,958
Hobart Building Corp., 6.50% due 7/15/2019 (Insured: Natl-Re) (State Aid Withholding) (ETM)	AA+/A3	1,000,000	1,129,520
Indiana Bond Bank, 5.25% due 10/15/2020 (Natural Gas Utility Improvements)	NR/A3	5,340,000	6,066,187
Indiana Bond Bank, 5.25% due 4/1/2023 (Hendricks Regional Health Financing Program; Insured: AMBAC)	AA/NR	2,000,000	2,425,440
Indiana Finance Authority, 5.00% due 3/1/2019 (Indiana University Health)	AA-/Aa3	5,000,000	5,481,950
Indiana Finance Authority, 5.00% due 11/1/2021 (Sisters of St. Francis Health Services, Inc.)	NR/Aa3	605,000	654,743
Indiana Finance Authority, 5.25% due 9/15/2022 (Marian University)	BBB-/NR	2,480,000	2,732,861
Indiana Finance Authority, 5.25% due 9/15/2023 (Marian University)	BBB-/NR	2,605,000	2,865,578
Indiana Health and Educational Facility Financing Authority, 4.10% due 11/15/2046 put 11/3/2016 (Ascension Health Senior Credit Group)	AA+/Aa2	1,000,000	1,003,090

12    Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2016

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Indiana HFFA, 5.00% due 11/15/2034 (Ascension Health Credit Group)	NR/Aa2	$1,325,000	$1,603,356
Indiana HFFA, 5.00% due 11/15/2035 (Ascension Health Credit Group)	NR/Aa2	5,000,000	6,027,700
Indiana HFFA, 5.00% due 11/15/2036 (Ascension Health Credit Group)	NR/Aa2	2,000,000	2,402,020

IOWA — 0.30%
Iowa Finance Authority, 5.00% due 2/15/2030 (UnityPoint Health)	NR/Aa3	2,250,000	2,656,530
Iowa Finance Authority, 5.00% due 2/15/2032 (UnityPoint Health)	NR/Aa3	1,850,000	2,166,480

KANSAS — 0.04%
Kansas DFA, 5.00% due 6/1/2020 (Wichita State University)	NR/Aa3	575,000	653,792

KENTUCKY — 2.05%
Commonwealth of Kentucky State Property and Buildings Commission, 5.00% due 11/1/2019 (Project No. 112)	A/Aa3	5,870,000	6,541,235
Commonwealth of Kentucky State Property and Buildings Commission, 5.00% due 11/1/2020 (Project No. 112)	A/Aa3	4,385,000	5,022,228
Commonwealth of Kentucky State Property and Buildings Commission, 5.00% due 11/1/2021 (Project No. 112)	A/Aa3	5,990,000	7,014,949
Commonwealth of Kentucky State Property and Buildings Commission, 5.00% due 11/1/2022 (Project No. 112)	A/Aa3	6,960,000	8,320,958
Commonwealth of Kentucky State Property and Buildings Commission, 5.00% due 11/1/2023 (Project No. 112)	A/Aa3	2,440,000	2,949,374
Louisville/Jefferson County Metro Government, 5.25% due 10/1/2026 (Norton Suburban Hospital and Kosair Children’s Hospital)	A-/NR	2,320,000	2,835,852

LOUISIANA — 2.43%
City of New Orleans, 6.00% due 6/1/2024 pre-refunded 6/1/2019 (Sewerage System; Insured: AGM)	AA/A3	750,000	850,545
City of New Orleans GO, 4.00% due 12/1/2016 (Public Improvements)	AA-/A3	2,320,000	2,332,783
East Baton Rouge Sewerage Commission, 5.00% due 2/1/2030	AA-/Aa3	1,170,000	1,420,216
East Baton Rouge Sewerage Commission, 5.00% due 2/1/2031	AA-/Aa3	2,655,000	3,207,081
East Baton Rouge Sewerage Commission, 5.00% due 2/1/2032	AA-/Aa3	3,000,000	3,611,160
Law Enforcement District of the Parish of Plaquemines, 5.00% due 9/1/2023 pre-refunded 9/1/2019	A+/NR	1,230,000	1,375,103
Law Enforcement District of the Parish of Plaquemines, 5.00% due 9/1/2025 pre-refunded 9/1/2019	A+/NR	1,350,000	1,509,260
Law Enforcement District of the Parish of Plaquemines, 5.15% due 9/1/2027 pre-refunded 9/1/2019	A+/NR	1,490,000	1,672,197
Law Enforcement District of the Parish of Plaquemines, 5.30% due 9/1/2029 pre-refunded 9/1/2019	A+/NR	1,650,000	1,858,874
Louisiana Energy and Power Authority, 5.25% due 6/1/2029 (LEPA Unit No. 1; Insured: AGM)	AA/A2	1,000,000	1,195,690
Louisiana Energy and Power Authority, 5.25% due 6/1/2030 (LEPA Unit No. 1; Insured: AGM)	AA/A2	2,955,000	3,523,276
Louisiana Energy and Power Authority, 5.25% due 6/1/2031 (LEPA Unit No. 1; Insured: AGM)	AA/A2	2,145,000	2,550,169
Louisiana Public Facilities Authority, 5.00% due 7/1/2022 (Black & Gold Facilities; Insured: CIFG)	AA/A3	1,590,000	1,633,598
New Orleans Aviation Board, 5.25% due 1/1/2018 (Insured: AGM) (AMT)	AA/A2	1,000,000	1,050,960
New Orleans Aviation Board, 5.25% due 1/1/2020 (Insured: AGM)	AA/A2	2,000,000	2,096,280
New Orleans Regional Transit Authority, 5.00% due 12/1/2023 (Insured: AGM)	AA/Aa3	1,000,000	1,138,930
New Orleans Regional Transit Authority, 5.00% due 12/1/2024 (Insured: AGM)	AA/Aa3	1,000,000	1,140,820
Office Facilities Corp., 5.00% due 3/1/2019 (Louisiana State Capitol Complex Program)	AA-/A1	390,000	425,658
Parish of Lafourche, 5.00% due 1/1/2024 (Roads, Highways and Bridges)	AA-/NR	1,065,000	1,294,912
Parish of Lafourche, 5.00% due 1/1/2025 (Roads, Highways and Bridges)	AA-/NR	2,620,000	3,224,093
Terrebonne Parish Hospital Service District 1, 5.00% due 4/1/2028 (General Medical Center)	A+/A2	1,500,000	1,659,540

MARYLAND — 0.52%
County of Montgomery GO, 5.00% due 12/1/2016 (Consolidated Public Improvements)	AAA/Aaa	8,300,000	8,360,507

MASSACHUSETTS — 1.71%
Massachusetts Bay Transportation Authority, 5.25% due 7/1/2030 (Transportation Capital Program)	AAA/Aa1	1,000,000	1,358,800
Massachusetts Development Finance Agency, 5.00% due 7/1/2019 (CareGroup Healthcare System)	A-/A3	2,800,000	3,092,040
Massachusetts Development Finance Agency, 5.00% due 7/1/2020 (CareGroup Healthcare System)	A-/A3	5,000,000	5,697,050
Massachusetts Development Finance Agency, 5.00% due 7/1/2021 (CareGroup Healthcare System)	A-/A3	2,330,000	2,729,572
Massachusetts Development Finance Agency, 5.50% due 10/1/2025 (Simmons College)	BBB+/Baa1	460,000	563,371
Massachusetts Development Finance Agency, 5.50% due 10/1/2028 (Simmons College)	BBB+/Baa1	1,330,000	1,603,342
Massachusetts Development Finance Agency, 5.00% due 7/1/2033 (CareGroup Healthcare System)	A-/A3	5,000,000	6,042,050
Massachusetts Development Finance Agency, 5.00% due 7/1/2034 (CareGroup Healthcare System)	A-/A3	2,320,000	2,794,625
Massachusetts Development Finance Agency, 5.00% due 7/1/2036 (CareGroup Healthcare System)	A-/A3	1,750,000	2,089,710
Massachusetts Educational Financing Authority, 5.50% due 1/1/2022 (Higher Education Student Loans)	AA/NR	1,130,000	1,263,769

MICHIGAN — 5.17%
Board of Governors of Wayne State University, 5.00% due 11/15/2031 (Educational Facilities and Equipment)	A+/Aa3	1,010,000	1,212,677
City of Troy GO, 5.00% due 10/1/2016 (Public Safety Facilities and City Hall)	AAA/NR	1,060,000	1,060,117
City of Troy GO, 5.00% due 11/1/2025 (Downtown Development Authority-Community Center Facilities)	AAA/NR	300,000	355,209
County of Genesee, 5.00% due 11/1/2024 (Water Supply System; Insured: BAM)	AA/A2	610,000	722,935
County of Genesee, 5.00% due 11/1/2025 (Water Supply System; Insured: BAM)	AA/A2	345,000	410,319
County of Genesee, 5.25% due 11/1/2026 (Water Supply System; Insured: BAM)	AA/A2	900,000	1,077,894

Annual Report    13

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2016

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
County of Genesee, 5.25% due 11/1/2027 (Water Supply System; Insured: BAM)	AA/A2	$1,375,000	$1,640,389
County of Genesee, 5.25% due 11/1/2028 (Water Supply System; Insured: BAM)	AA/A2	645,000	764,331
County of Genesee, 5.00% due 11/1/2029 (Water Supply System; Insured: BAM)	AA/A2	1,210,000	1,410,049
County of Genesee, 5.00% due 11/1/2030 (Water Supply System; Insured: BAM)	AA/A2	1,195,000	1,389,665
County of Genesee, 5.125% due 11/1/2032 (Water Supply System; Insured: BAM)	AA/A2	750,000	873,060
Detroit City School District GO, 5.25% due 5/1/2026 (School Building & Site Improvement; Insured: AGM/Q-SBLF)	AA/Aa1	3,150,000	3,916,710
Detroit City School District GO, 5.25% due 5/1/2027 (School Building & Site Improvement; Insured: AGM/Q-SBLF)	AA/Aa1	1,100,000	1,375,583
Kalamazoo Hospital Finance Authority, 5.00% due 5/15/2019 (Bronson Hospital; Insured: AGM)	AA/A2	2,000,000	2,134,560
Kalamazoo Hospital Finance Authority, 5.00% due 5/15/2022 (Bronson Hospital; Insured: AGM)	NR/A2	2,470,000	2,790,729
Kalamazoo Hospital Finance Authority, 5.25% due 5/15/2026 (Bronson Hospital)	NR/A2	1,285,000	1,488,094
Michigan Finance Authority, 5.00% due 4/1/2026 (Government Loan Program)	A+/NR	1,580,000	1,792,115
Michigan Finance Authority, 5.00% due 8/1/2031 (Beaumont Health Credit Group)	A/A1	19,080,000	22,738,972
Michigan Finance Authority, 5.00% due 8/1/2032 (Beaumont Health Credit Group)	A/A1	12,000,000	14,206,800
Michigan Public School Academy, 8.00% due 8/1/2035 (Will Carleton Charter School)	NR/NR	910,000	958,103
Michigan State Hospital Finance Authority, 5.00% due 11/15/2024 pre-refunded 11/15/2017 (Edward W. Sparrow Hospital Association)	NR/NR	1,520,000	1,591,562
Michigan State Hospital Finance Authority, 5.00% due 11/15/2024 (Edward W. Sparrow Hospital Association)	A+/A1	620,000	647,044
Michigan State Hospital Finance Authority, 5.00% due 7/15/2025 pre-refunded 7/15/2017 (Oakwood Health System)	A/A1	3,000,000	3,099,660
Michigan State Hospital Finance Authority, 5.625% due 11/15/2029 pre-refunded 11/15/2019 (Henry Ford Health System)	A/A3	2,500,000	2,833,725
Michigan Strategic Fund, 5.25% due 10/15/2023 (Michigan House of Representatives Facilities; Insured: AGM)	AA/Aa3	1,000,000	1,080,260
Royal Oak Hospital Finance Authority, 8.00% due 9/1/2029 pre-refunded 9/1/2018 (William Beaumont Hospital)	NR/Aaa	2,540,000	2,883,789
State of Michigan, 5.50% due 11/1/2020 (Trunk Line Fund; Insured: AGM)	AA+/Aa2	1,500,000	1,764,300
State of Michigan, 5.00% due 3/15/2025 (Jobs Today Highway Program & Governor’s Economic Stimulus Program)	AA/A2	5,000,000	6,253,650

MINNESOTA — 0.30%
Housing & Redevelopment Authority of the City of St. Paul, 5.25% due 5/15/2020 pre-refunded 11/15/2016 (HealthPartners Health System)	A/Aaa	1,965,000	1,975,886
Minnesota Agriculture & Economic Development Board, 5.50% due 2/15/2025 (Essentia Health; Insured: AGM)	AA/NR	2,500,000	2,845,475

MISSISSIPPI — 0.59%
Mississippi Development Bank, 5.00% due 7/1/2022 pre-refunded 7/1/2017 (City of Canton Parking Facilities)	NR/NR	1,935,000	1,995,701
Mississippi Development Bank, 5.25% due 8/1/2027 pre-refunded 8/1/2020 (Department of Corrections)	AA-/NR	3,415,000	3,960,512
Mississippi Development Bank GO, 5.00% due 3/1/2025 (Capital City Convention Center)	A+/Baa2	2,850,000	3,488,514

MISSOURI — 1.43%
Missouri Development Finance Board, 5.00% due 4/1/2019 (Eastland Center)	A-/NR	1,000,000	1,019,850
Missouri Development Finance Board, 5.00% due 4/1/2021 (Eastland Center)	A-/NR	2,000,000	2,039,700
Missouri Development Finance Board, 5.125% due 4/1/2022 (Eastland Center)	A-/NR	2,000,000	2,104,420
Missouri Health and Educational Facilities Authority, 5.00% due 4/1/2019 (Webster University)	NR/A2	2,235,000	2,442,341
Missouri Health and Educational Facilities Authority, 5.00% due 4/1/2021 (Webster University)	NR/A2	2,520,000	2,893,187
Missouri Health and Educational Facilities Authority, 5.00% due 11/15/2022 (Saint Luke’s Health System)	A+/A1	2,000,000	2,423,800
Missouri Health and Educational Facilities Authority, 0.88% due 9/1/2030 put 10/3/2016 (Washington University; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AAA/Aaa	1,100,000	1,100,000
Missouri Health and Educational Facilities Authority, 5.00% due 11/15/2034 (Saint Luke’s Health System)	A+/A1	3,300,000	4,001,778
Missouri Health and Educational Facilities Authority, 5.00% due 11/15/2035 (Saint Luke’s Health System)	A+/A1	1,000,000	1,208,860
Tax Increment Financing Commission of Kansas City, 5.25% due 3/1/2018 (Maincor Public Improvements) (ETM)	NR/NR	515,000	536,120
Tax Increment Financing Commission of Kansas City, 5.00% due 5/1/2022 (Union Hill Redevelopment Project)	NR/NR	2,915,000	3,116,397

NEVADA — 0.83%
Carson City, 5.00% due 9/1/2027 (Carson Tahoe Regional Medical Center)	BBB+/NR	2,450,000	2,793,221
Washoe County GO, 5.00% due 7/1/2026 (Reno Sparks Convention & Visitors Authority)	AA/Aa2	5,000,000	5,848,700
Washoe County GO, 5.00% due 7/1/2029 (Reno Sparks Convention & Visitors Authority)	AA/Aa2	2,000,000	2,332,440
Washoe County GO, 5.00% due 7/1/2032 (Reno Sparks Convention & Visitors Authority)	AA/Aa2	2,000,000	2,299,100

NEW HAMPSHIRE — 0.51%
New Hampshire Health and Education Facilities Authority, 5.25% due 10/1/2023 (Southern New Hampshire Medical Center)	A-/NR	1,000,000	1,045,310
New Hampshire Municipal Bond Bank, 5.00% due 8/15/2026	AA+/Aa2	1,860,000	2,283,392
State of New Hampshire, 5.00% due 2/1/2022 (Turnpike System)	A+/A1	2,250,000	2,678,085
State of New Hampshire, 5.00% due 2/1/2024 (Turnpike System)	A+/A1	1,755,000	2,078,955

NEW JERSEY — 2.29%
Burlington County Bridge Commission, 4.00% due 12/1/2017 (County Governmental Loan Program)	AA/Aa2	850,000	880,830
Cape May County Industrial Pollution Control Financing Authority, 6.80% due 3/1/2021 (Atlantic City Electric Company; Insured: Natl-Re)	AA-/A3	560,000	668,091

14    Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2016

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Essex County Improvement Authority, 5.50% due 10/1/2024 (County Correctional Facilities & Gibraltar Facilities; Insured: Natl-Re)	NR/Aa2	$2,500,000	$3,219,875
New Jersey EDA, 5.00% due 3/1/2026 (School Facilities Construction)	A-/A3	2,000,000	2,257,080
New Jersey EDA, 5.50% due 9/1/2026 (School Facilities Construction; Insured: AMBAC)	A-/A3	3,000,000	3,649,800
New Jersey EDA, 5.50% due 9/1/2027 (School Facilities Construction; Insured: Natl-Re)	AA-/A3	1,700,000	2,134,061
New Jersey EDA, 5.00% due 6/15/2029 (School Facilities Construction)	A-/A3	12,890,000	14,601,921
New Jersey State Health Care Facilities Financing Authority, 5.00% due 7/1/2027 (Virtua Health)	AA-/NR	2,000,000	2,395,720
New Jersey State Health Care Facilities Financing Authority, 5.00% due 7/1/2028 (Virtua Health)	AA-/NR	1,000,000	1,187,470
New Jersey Transportation Trust Fund Authority, 2.04% due 6/15/2034 put 12/15/2021 (Transportation System Improvements)	A-/A3	2,000,000	1,922,100
Passaic Valley Sewage Commissioners GO, 5.75% due 12/1/2022	NR/A3	3,000,000	3,646,890

NEW MEXICO — 0.50%
City of Farmington, 4.70% due 9/1/2024 (Arizona Public Service Co.-Four Corners Project)	A-/A2	3,000,000	3,334,500
City of Las Cruces, 5.00% due 6/1/2030 (NMFA Loan)	NR/Aa3	2,040,000	2,298,570
New Mexico Hospital Equipment Loan Council, 5.00% due 7/1/2032 (Haverland Carter Lifestyle Group)	NR/NR	2,130,000	2,325,215

NEW YORK — 10.26%
City of New York GO, 5.00% due 8/1/2027 (City Budget Financial Management)	AA/Aa2	4,530,000	5,579,103
City of New York GO, 5.00% due 8/1/2030 (City Budget Financial Management)	AA/Aa2	5,000,000	6,119,350
City of New York GO, 5.00% due 8/1/2031 (City Budget Financial Management)	AA/Aa2	4,000,000	4,859,760
City of New York GO, 0.86% due 1/1/2036 put 10/3/2016 (Gowanus Canal Site; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AA/Aa2	8,900,000	8,900,000
City of New York GO, 0.86% due 8/1/2038 put 10/3/2016 (City Budget Financial Management; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AA/Aa2	2,000,000	2,000,000
City of New York GO, 0.86% due 3/1/2040 put 10/3/2016 (Capital Projects) (daily demand notes)	AA/Aa2	7,300,000	7,300,000
County of Nassau GO, 5.00% due 4/1/2026 (Insured: BAM)	AA/NR	1,300,000	1,578,226
Erie County Industrial Development Agency, 5.00% due 5/1/2019 (City of Buffalo School District)	AA/Aa2	3,000,000	3,313,440
Erie County Industrial Development Agency, 5.00% due 5/1/2027 (City of Buffalo School District) (State Aid Withholding)	AA/Aa2	5,000,000	6,094,750
Lake Placid Central School District GO, 5.00% due 6/15/2017 (Educational Facilities; Insured: Natl-Re) (State Aid Withholding)	NR/Aa3	305,000	313,567
Metropolitan Transportation Authority, 5.00% due 11/15/2016	AA-/A1	4,200,000	4,222,554
New York City Municipal Water Finance Authority, 0.86% due 6/15/2043 put 10/3/2016 (Water and Sewer System; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AA+/Aa1	4,900,000	4,900,000
New York City Municipal Water Finance Authority, 0.86% due 6/15/2050 put 10/3/2016 (Water and Sewer System; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AA+/Aa1	19,000,000	19,000,000
New York City Municipal Water Finance Authority, 0.86% due 6/15/2050 put 10/3/2016 (Water and Sewer System; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AA+/Aa1	7,350,000	7,350,000
New York City Transitional Finance Authority, 5.00% due 11/1/2016 (City Capital Projects) (ETM)	NR/NR	1,315,000	1,319,826
New York City Transitional Finance Authority, 0.88% due 8/1/2031 put 10/3/2016 (City Capital Projects; SPA: Landesbank Hessen-Thuringen) (daily demand notes)	AAA/Aaa	25,000,000	25,000,000
New York Local Government Assistance Corp., 0.86% due 4/1/2024 put 10/3/2016 (Elementary, Secondary Education and Community College Tuition Assistance Programs; SPA: JPMorgan Chase Bank N.A.) (daily demand notes)	AAA/Aa1	30,000,000	30,000,000
New York State Dormitory Authority, 5.00% due 7/1/2017 (Bishop Henry B. Hucles Nursing Home; Insured: SONYMA)	NR/Aa1	850,000	852,907
New York State Dormitory Authority, 5.25% due 5/15/2021 (State University Educational Facilities)	AA/Aa2	500,000	580,130
New York State Dormitory Authority, 5.00% due 7/1/2023 (Miriam Osborn Memorial Home Assoc.)	NR/NR	2,180,000	2,360,984
New York State Dormitory Authority, 5.00% due 12/15/2027 (Metropolitan Transportation Authority & State Urban Development Corp.)	AAA/Aa1	2,500,000	3,060,475
New York State Dormitory Authority, 0.86% due 7/1/2033 put 10/3/2016 (University of Rochester; LOC: HSBC Bank USA, N.A.) (daily demand notes)	AAA/Aa1	3,300,000	3,300,000
New York State Housing Finance Agency, 0.88% due 11/1/2046 put 10/3/2016 (160 Madison Avenue Housing Development; Insured: PNC Bank, N.A.) (daily demand notes)	NR/A1	4,730,000	4,730,000
New York State Thruway Authority, 5.00% due 1/1/2030 (Multi-Year Highway and Bridge Capital Program)	A/A2	7,480,000	9,083,936
United Nations Development Corp., 5.00% due 7/1/2025 (One, Two and Three U.N. Plaza)	NR/A1	1,700,000	1,870,000

NORTH CAROLINA — 0.61%
Charlotte-Mecklenburg Hospital Authority, 3.00% due 1/15/2018 (Carolinas HealthCare System)	AA-/Aa3	600,000	615,744
Charlotte-Mecklenburg Hospital Authority, 0.88% due 1/15/2026 put 10/3/2016 (Carolinas HealthCare System; LOC: U.S. Bank, N.A.) (daily demand notes)	AAA/Aa1	2,840,000	2,840,000
Charlotte-Mecklenburg Hospital Authority, 5.00% due 1/15/2028 (Carolinas HealthCare System)	AA-/Aa3	2,190,000	2,627,672
North Carolina Medical Care Commission, 5.00% due 6/1/2030 (Vidant Health)	A+/A1	3,000,000	3,628,020

NORTH DAKOTA — 0.06%
County of Ward, 5.125% due 7/1/2021 (Trinity Health System)	BBB-/NR	1,000,000	1,003,500

OHIO — 4.36%
Akron, Bath and Copley Joint Township Hospital District, 5.00% due 11/15/2024 (Children’s Hospital Medical Center of Akron)	NR/A1	1,000,000	1,178,210

Annual Report    15

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2016

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
American Municipal Power, Inc., 5.25% due 2/15/2028 (AMP Fremont Energy Center)	A/A1	$4,000,000	$4,785,760
Cincinnati City School District COP, 5.00% due 12/15/2031 (School Improvement Project)	A+/Aa3	3,075,000	3,642,184
City of Cleveland, 3.00% due 10/1/2017 (Parks and Recreation Facilities)	AA/A1	490,000	499,384
City of Cleveland, 5.00% due 11/15/2027 (Public Facilities Improvements)	AA/A1	1,285,000	1,583,313
City of Cleveland, 5.00% due 10/1/2028 (Bridges and Roadways)	AA/A1	2,420,000	2,965,734
City of Cleveland, 5.00% due 11/15/2028 (Public Facilities Improvements)	AA/A1	1,000,000	1,229,020
City of Cleveland, 5.00% due 10/1/2029 (Bridges and Roadways)	AA/A1	100,000	121,958
City of Cleveland, 5.00% due 11/15/2029 (Public Facilities Improvements)	AA/A1	1,415,000	1,730,531
City of Cleveland, 5.00% due 11/15/2030 (Public Facilities Improvements)	AA/A1	1,485,000	1,808,062
City of Cleveland GO, 5.00% due 12/1/2016 (Various Municipal Capital Improvements)	AA/A1	2,390,000	2,407,088
City of Cleveland GO, 5.00% due 12/1/2024 (Various Municipal Capital Improvements)	AA/A1	1,000,000	1,223,630
City of Cleveland GO, 5.00% due 12/1/2026 (Various Municipal Capital Improvements)	AA/A1	1,230,000	1,501,522
Cleveland-Cuyahoga County Port Authority, 5.00% due 10/1/2021 (Cleveland Museum of Art)	AA+/NR	2,040,000	2,349,631
Cleveland-Cuyahoga County Port Authority, 5.00% due 7/1/2025 (County Administration Offices)	AA-/Aa2	1,780,000	2,222,205
County of Allen, 5.00% due 5/1/2025 (Catholic Health Partners-Mercy Health West Facility)	A+/A2	4,470,000	5,278,221
County of Allen, 5.00% due 5/1/2026 (Catholic Health Partners-Mercy Health West Facility)	A+/A2	3,855,000	4,528,700
County of Cuyahoga COP, 5.00% due 12/1/2026 (Convention Center Hotel)	AA-/Aa3	2,910,000	3,536,232
County of Hamilton, 5.00% due 12/1/2018	AA-/A1	1,000,000	1,084,640
County of Hamilton, 5.00% due 12/1/2021	AA-/A1	1,100,000	1,303,225
County of Hamilton, 5.00% due 12/1/2023	AA-/A1	1,000,000	1,237,680
County of Hamilton, 5.00% due 5/15/2028 (Cincinnati Children’s Hospital Medical Center)	AA/Aa2	2,665,000	3,248,901
County of Hamilton, 5.00% due 5/15/2029 (Cincinnati Children’s Hospital Medical Center)	AA/Aa2	1,000,000	1,212,860
County of Hamilton, 5.00% due 5/15/2031 (Cincinnati Children’s Hospital Medical Center)	AA/Aa2	4,420,000	5,304,884
County of Montgomery, 0.90% due 11/15/2045 put 10/3/2016 (Premier Health Partners; LOC: Barclays Bank plc) (daily demand notes)	NR/Aa2	700,000	700,000
County of Scioto, 5.00% due 2/15/2030 (Southern Ohio Medical Center)	NR/A2	1,690,000	2,069,591
County of Scioto, 5.00% due 2/15/2032 (Southern Ohio Medical Center)	NR/A2	925,000	1,124,069
County of Scioto, 5.00% due 2/15/2033 (Southern Ohio Medical Center)	NR/A2	1,000,000	1,211,480
Deerfield Township, 5.00% due 12/1/2016 (Public Street Improvements-Duke Drive)	NR/A1	1,035,000	1,041,241
Deerfield Township, 5.00% due 12/1/2025 (Public Street Improvements-Wilkens Blvd.)	NR/A1	1,000,000	1,038,860
Lucas County Health Care Facility, 5.00% due 8/15/2021 (Sunset Retirement Community)	NR/NR	1,190,000	1,260,936
Lucas County Health Care Facility, 5.125% due 8/15/2025 (Sunset Retirement Community)	NR/NR	1,250,000	1,429,800
Ohio Air Quality Development Authority, 5.70% due 8/1/2020 (FirstEnergy Nuclear Generation Corp.)	BB-/Ba2	3,000,000	2,884,620
Ohio Air Quality Development Authority, 3.625% due 12/1/2033 put 6/1/2020 (FirstEnergy Nuclear Generation Corp.)	BB-/Ba2	1,000,000	881,120

OKLAHOMA — 0.55%
Oklahoma DFA, 5.00% due 8/15/2026 (INTEGRIS Health)	AA-/Aa3	1,000,000	1,253,950
Oklahoma DFA, 5.00% due 8/15/2027 (INTEGRIS Health)	AA-/Aa3	1,000,000	1,245,620
Oklahoma Industries Authority, 5.50% due 7/1/2023 pre-refunded 7/1/2018 (Oklahoma Medical Research Foundation)	NR/A2	3,730,000	4,025,602
Oklahoma Municipal Power Authority, 5.00% due 1/1/2018 (Power Supply System Capital Projects; Insured: AGM)	AA/A2	1,000,000	1,049,400
Tulsa County Industrial Authority, 5.00% due 12/15/2024 (St. Francis Health System, Inc.)	AA+/Aa2	1,130,000	1,140,125

OREGON — 1.26%
State of Oregon GO, 2.00% due 6/30/2017 (Cash Management)	SP-1+/Mig1	20,000,000	20,178,400

PENNSYLVANIA — 6.57%
Allegheny County Hospital Development Authority, 5.00% due 5/15/2019 (University of Pittsburgh Medical Center)	A+/Aa3	2,500,000	2,756,375
Allegheny County IDA, 5.90% due 8/15/2026 (Propel Charter School-McKeesport)	BBB-/NR	905,000	973,038
Allegheny County IDA, 6.375% due 8/15/2035 (Propel Charter School-McKeesport)	BBB-/NR	1,130,000	1,230,254
Bethlehem Area School District GO, 5.00% due 10/15/2020 (Northampton and Lehigh Counties District; Insured: AGM) (State Aid Withholding)	AA/NR	380,000	413,170
Bethlehem Area School District GO, 5.00% due 10/15/2020 pre-refunded 04/15/2019 (Northampton and Lehigh Counties District; Insured: AGM) (State Aid Withholding)	AA/NR	95,000	104,747
City of Philadelphia, 5.00% due 8/1/2032 (Pennsylvania Gas Works)	A/Baa1	1,000,000	1,181,420
City of Philadelphia, 5.00% due 8/1/2033 (Pennsylvania Gas Works)	A/Baa1	800,000	942,384
City of Philadelphia, 5.00% due 8/1/2034 (Pennsylvania Gas Works)	A/Baa1	500,000	586,845
Commonwealth of Pennsylvania GO, 5.00% due 3/15/2022 (Capital Facilities Projects)	AA-/Aa3	12,485,000	14,745,284
Commonwealth of Pennsylvania GO, 5.00% due 9/15/2028 (Capital Facilities Projects)	AA-/Aa3	15,000,000	18,579,900
County of Lehigh GO, 5.00% due 11/15/2016	NR/Aa1	5,725,000	5,755,972
County of Luzerne GO, 5.00% due 11/15/2029 (Insured: AGM)	AA/NR	3,000,000	3,495,630
Dallastown Area School District GO, 4.00% due 5/1/2021 (State Aid Withholding)	AA/NR	460,000	511,718
Lancaster County Solid Waste Management Authority, 5.25% due 12/15/2030 (Acquisition of Susquehanna Resource Management Facility)	AA-/NR	3,000,000	3,580,380
Lehigh County IDA, 0.90% due 2/15/2027 put 8/15/2017 (PPL Electric Utilities Corp.)	A/A1	3,250,000	3,246,880
Monroeville Financing Authority, 5.00% due 2/15/2026 (University of Pittsburgh Medical Center)	A+/Aa3	3,490,000	4,387,733

16    Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2016

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Pennsylvania Economic DFA, 4.625% due 12/1/2018 (Colver Project; Insured: AMBAC) (AMT)	BBB-/Ba1	$7,470,000	$7,495,174
Pennsylvania Higher Education Facilities Authority, 0% due 7/1/2020 (Insured: AMBAC)	NR/NR	2,032,839	1,547,743
Pennsylvania State Public School Building Authority GO, 5.00% due 6/1/2027 (Philadelphia School District; Insured: AGM) (State Aid Withholding)	AA/A2	5,000,000	5,940,650
Pennsylvania Turnpike Commission, 5.35% due 12/1/2030 pre-refunded 12/1/2020 (Highway Improvements)	NR/NR	1,390,000	1,635,363
Pennsylvania Turnpike Commission, 5.35% due 12/1/2030 (Highway Improvements)	A-/A3	2,610,000	2,970,832
Pittsburgh Water & Sewer Authority, 5.00% due 9/1/2030 (Water and Sewer System; Insured: AGM)	A/A2	5,000,000	5,925,700
Pittsburgh Water & Sewer Authority, 5.00% due 9/1/2031 (Water and Sewer System; Insured: AGM)	A/A2	3,740,000	4,416,566
Pittsburgh Water & Sewer Authority, 5.00% due 9/1/2031 (Water and Sewer System; Insured: AGM)	A/A2	3,665,000	4,327,998
Plum Borough School District GO, 4.00% due 9/15/2020 (Insured: BAM) (State Aid Withholding)	AA/NR	405,000	447,205
Plum Borough School District GO, 4.00% due 9/15/2017 (Insured: BAM) (State Aid Withholding)	AA/NR	365,000	374,961
Plum Borough School District GO, 4.00% due 9/15/2018 (Insured: BAM) (State Aid Withholding)	AA/NR	355,000	374,419
Plum Borough School District GO, 4.00% due 9/15/2020 (Insured: BAM) (State Aid Withholding)	AA/NR	385,000	425,121
Plum Borough School District GO, 4.00% due 9/15/2021 (Insured: BAM) (State Aid Withholding)	AA/NR	425,000	477,301
Plum Borough School District GO, 5.00% due 9/15/2021 (Insured: BAM) (State Aid Withholding)	AA/NR	430,000	503,431
School District of Philadelphia GO, 5.00% due 9/1/2018 (School Reform Commission) (State Aid Withholding)	NR/A2	5,250,000	5,551,822

RHODE ISLAND — 0.33%
State of Rhode Island and Providence Plantations COP, 5.00% due 10/1/2024 (Training School Project)	AA-/Aa3	3,595,000	4,389,675
State of Rhode Island and Providence Plantations GO, 4.00% due 10/15/2023 (Consolidated Capital Development Loan)	AA/Aa2	800,000	917,152

SOUTH CAROLINA — 2.08%
City of Myrtle Beach, 5.00% due 6/1/2028 (Municipal Sports Complex)	AA-/A1	1,000,000	1,195,220
City of Myrtle Beach, 5.00% due 6/1/2030 (Municipal Sports Complex)	AA-/A1	1,000,000	1,182,330
Greenwood Fifty School Facilities, Inc., 5.00% due 12/1/2025 pre-refunded 12/1/2017 (School District No. 50; Insured: AGM)	AA/A1	2,400,000	2,515,968
Lexington County Health Services District, Inc., 5.00% due 11/1/2016 (Lexington Medical Center)	AA-/A1	250,000	250,910
Lexington One School Facilities Corp., 5.00% due 12/1/2019 pre-refunded 12/1/2016 (School District No. 1)	NR/Aa3	1,000,000	1,007,170
Oconee County, 0.89% due 2/1/2017 put 10/3/2016 (Duke Energy Corp.) (daily demand notes)	A-/A1	20,700,000	20,700,000
SCAGO Educational Facilities Corp., 5.00% due 12/1/2017 pre-refunded 12/1/2016 (Colleton School District; Insured: AGM)	NR/A3	1,000,000	1,007,170
Securing Assets for Education, 5.00% due 12/1/2019 pre-refunded 12/1/2016 (School District of Berkeley County)	AA-/Aa3	2,000,000	2,014,340
South Carolina Housing Finance & Development Authority, 5.30% due 7/1/2023 (AMT)	NR/Aa1	370,000	376,660
Sumter Two School Facilities, Inc., 5.00% due 12/1/2021 pre-refunded 12/1/2017 (School District No. 2; Insured: AGM)	AA/A3	2,855,000	2,993,639

SOUTH DAKOTA — 0.37%
South Dakota Health and Educational Facilities Authority, 5.00% due 7/1/2023 (Avera Health)	AA-/A1	1,575,000	1,842,734
South Dakota Health and Educational Facilities Authority, 5.00% due 11/1/2024 (Sanford Health)	A+/A1	1,700,000	1,892,185
South Dakota Health and Educational Facilities Authority, 5.00% due 11/1/2028 (Sanford Health)	A+/A1	800,000	974,952
South Dakota Health and Educational Facilities Authority, 5.00% due 11/1/2029 (Sanford Health)	A+/A1	1,000,000	1,211,850

TENNESSEE — 0.78%
City of Memphis GO, 5.00% due 10/1/2016 (General Improvements; Insured: Natl-Re)	AA/Aa2	1,000,000	1,000,120
Tennessee Energy Acquisition Corp., 5.00% due 2/1/2023 (The Gas Project)	BBB+/A3	2,500,000	2,955,600
Tennessee Energy Acquisition Corp., 5.25% due 9/1/2023 (The Gas Project)	BBB+/A3	7,000,000	8,498,490

TEXAS — 11.79%
Austin Community College District, 5.50% due 8/1/2023 pre-refunded 8/1/2018 (Round Rock Campus)	AA/Aa2	2,180,000	2,362,946
Bexar County Health Facilities Development Corp., 5.00% due 7/1/2027 (Army Retirement Residence)	BBB/NR	1,530,000	1,560,830
Bexar Metropolitan Water District, 5.00% due 5/1/2021 pre-refunded 5/1/2017 (Waterworks System; Insured: Syncora)	AA/A1	1,300,000	1,332,214
Bexar Metropolitan Water District, 5.00% due 5/1/2022 pre-refunded 5/1/2017 (Waterworks System; Insured: Syncora)	AA/A1	2,300,000	2,356,994
City of Austin (Travis, Williamson and Hays Counties), 5.00% due 11/15/2033 (Water and Wastewater System)	AA/Aa2	4,000,000	4,974,560
City of Austin (Travis, Williamson and Hays Counties), 5.00% due 11/15/2035 (Water and Wastewater System)	AA/Aa2	8,185,000	10,095,870
City of Austin (Travis, Williamson and Hays Counties), 5.00% due 11/15/2036 (Water and Wastewater System)	AA/Aa2	6,850,000	8,428,445
City of Brownsville, 5.00% due 9/1/2017 (Water, Wastewater & Electric Utilities Systems)	A+/A2	500,000	518,410
City of Brownsville, 5.00% due 9/1/2020 (Water, Wastewater & Electric Utilities Systems)	A+/A2	1,000,000	1,146,290
City of Galveston, 5.00% due 9/1/2021 (Galveston Island Convention Center; Insured: AGM)	NR/A2	545,000	627,480
City of Galveston, 5.00% due 9/1/2024 (Galveston Island Convention Center; Insured: AGM)	NR/A2	1,115,000	1,338,033
City of Houston, 5.00% due 9/1/2032 (Convention & Entertainment Facilities)	A-/A2	3,560,000	4,212,619
City of Houston GO, 5.00% due 3/1/2020 (Public Improvements)	AA/Aa3	5,000,000	5,643,050
City of Houston GO, 5.00% due 3/1/2021 (Public Improvements)	AA/Aa3	5,000,000	5,805,300
City of Houston GO, 5.00% due 3/1/2023 (Public Improvements)	AA/Aa3	5,000,000	6,076,350
City of Pharr Higher Education Finance Authority, 5.75% due 8/15/2024 (IDEA Public Schools)	BBB/NR	5,050,000	5,552,576
City of San Antonio, 5.00% due 7/1/2024 (Airport System Capital Improvements) (AMT)	A/A2	2,065,000	2,402,462
City of San Antonio, 5.00% due 7/1/2025 (Airport System Capital Improvements) (AMT)	A/A2	1,160,000	1,339,684
City of San Antonio, 5.00% due 5/15/2027 (Water System)	AA/Aa2	2,575,000	3,283,949
City of San Antonio, 5.00% due 5/15/2033 (Water System)	AA/Aa2	1,500,000	1,849,320

Annual Report    17

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2016

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
City of San Antonio, 5.00% due 5/15/2034 (Water System)	AA/Aa2	$1,575,000	$1,934,147
City of San Antonio, 3.00% due 12/1/2045 put 12/1/2019 (Electric and Gas Systems)	AA-/Aa2	5,200,000	5,488,132
City of Texas City Industrial Development Corp., 7.375% due 10/1/2020 (ARCO Pipe Line Co. Project)	A-/A2	2,705,000	3,305,402
Dallas Area Rapid Transit, 5.00% due 12/1/2034	AA+/Aa2	5,475,000	6,685,577
Dallas Area Rapid Transit, 5.00% due 12/1/2035	AA+/Aa2	4,000,000	4,866,000
Dallas Area Rapid Transit, 5.00% due 12/1/2036	AA+/Aa2	3,000,000	3,641,220
Dallas County Utilities & Reclamation District, 5.15% due 2/15/2022 (Insured: AMBAC)	A-/A3	3,000,000	3,049,470
Dallas ISD GO, 5.00% due 2/15/2036 put 2/15/2022 (Educational Facilities Improvements; Guaranty: PSF)	AAA/Aaa	7,000,000	8,324,330
Harris County Cultural Education Facilities Finance Corp., 5.00% due 12/1/2028 (Memorial Hermann Health System)	A+/A1	3,000,000	3,674,280
Houston Higher Education Finance Corp., 6.50% due 5/15/2031 pre-refunded 5/15/2021 (Cosmos Foundation, Inc.)	NR/NR	415,000	517,007
Houston Higher Education Finance Corp., 6.50% due 5/15/2031 (Cosmos Foundation, Inc.)	BBB/NR	360,000	432,979
Katy ISD GO, 5.00% due 2/15/2034 (Educational Facilities Improvements; Guaranty: PSF)	AAA/Aaa	7,560,000	9,328,889
Kimble County Hospital District GO, 5.00% due 8/15/2017 (Medical Facilities Improvements)	NR/NR	510,000	525,193
Kimble County Hospital District GO, 5.00% due 8/15/2018 (Medical Facilities Improvements)	NR/NR	525,000	553,880
La Vernia Higher Education Finance Corp., 5.75% due 8/15/2024 pre-refunded 8/15/2019 (Kipp, Inc.)	BBB/NR	3,000,000	3,400,530
Lower Colorado River Authority, 5.00% due 5/15/2026 pre-refunded 5/15/2022	NR/NR	55,000	66,391
Lower Colorado River Authority, 5.00% due 5/15/2026	A/A2	9,415,000	11,210,817
North Central Texas Health Facilities Development Corp., 5.00% due 8/15/2019 (Children’s Medical Center of Dallas)	NR/Aa2	270,000	298,663
North Texas Tollway Authority, 5.00% due 9/1/2017 (Special Projects System)	AA+/NR	450,000	466,979
North Texas Tollway Authority, 5.00% due 1/1/2020 (NTTA System)	A/A1	2,000,000	2,246,480
North Texas Tollway Authority, 5.00% due 1/1/2022 (NTTA System)	A/A1	4,000,000	4,728,960
North Texas Tollway Authority, 5.00% due 1/1/2023 (NTTA System)	A/A1	6,375,000	7,722,994
Round Rock ISD GO, 5.00% due 8/1/2027 (Educational Facilities Improvements; Guaranty: PSF)	NR/Aaa	2,705,000	3,412,926
Round Rock ISD GO, 5.00% due 8/1/2028 (Educational Facilities Improvements; Guaranty: PSF)	NR/Aaa	2,840,000	3,555,140
Round Rock ISD GO, 5.00% due 8/1/2029 (Educational Facilities Improvements; Guaranty: PSF)	NR/Aaa	2,980,000	3,708,461
San Juan Higher Education Finance Authority, 5.75% due 8/15/2024 (IDEA Public Schools)	BBB/NR	1,590,000	1,797,893
Tarrant County Cultural Educational Facilities Finance Corp., 0.86% due 10/1/2041 put 10/3/2016 (Methodist Hospitals of Dallas; LOC: TD Bank, N.A.) (daily demand notes)	AAA/Aa1	2,785,000	2,785,000
Tarrant Regional Water District, 5.00% due 3/1/2028 (Water Control and Improvement)	AAA/NR	2,000,000	2,525,840
Tarrant Regional Water District, 5.00% due 3/1/2029 (Water Control and Improvement)	AAA/NR	1,650,000	2,069,281
Texas Public Finance Authority Charter School Finance Corp., 5.00% due 8/15/2023 pre-refunded 8/15/2017 (IDEA Public Schools; Insured: ACA)	BBB/NR	3,000,000	3,110,010
Texas Public Finance Authority Charter School Finance Corp., 6.00% due 2/15/2030 pre-refunded 2/15/2020 (Cosmos Foundation, Inc.)	BBB/NR	1,750,000	2,038,067
Texas Public Finance Authority Charter School Finance Corp., 5.00% due 8/15/2030 pre-refunded 8/15/2017 (IDEA Public Schools; Insured: ACA)	BBB/NR	2,000,000	2,073,340
Texas Transportation Commission, 5.00% due 8/15/2024 (Central Texas Turnpike System)	BBB+/Baa1	1,500,000	1,844,940
Texas Transportation Commission, 5.00% due 8/15/2025 (Central Texas Turnpike System)	BBB+/Baa1	750,000	914,640
Trinity River Authority, 5.00% due 2/1/2025 (Red Oak Creek System)	AA-/NR	625,000	781,388
Trinity River Authority, 5.00% due 8/1/2025 (Ten Mile Creek System)	AA-/NR	2,275,000	2,868,456
Uptown Development Authority, 5.50% due 9/1/2029 (Infrastructure Improvements)	BBB/NR	1,250,000	1,370,713

U.S. VIRGIN ISLANDS — 0.32%
Virgin Islands Public Finance Authority, 6.625% due 10/1/2029	NR/B2	5,000,000	5,173,000

UTAH — 0.08%
Local Building Authority of Salt Lake Valley Fire Service Area, 5.25% due 4/1/2020 pre-refunded 4/1/2018	NR/Aa2	1,250,000	1,330,988

VIRGINIA — 0.44%
County of Hanover IDA, 6.00% due 10/1/2021 (FirstHealth Richmond Memorial Hospital) (ETM)	AA-/NR	590,000	632,327
Virginia Housing Development Authority GO, 4.85% due 4/1/2019 (Multi-Family Housing Development) (AMT)	AAA/Aaa	3,100,000	3,176,570
Virginia Housing Development Authority GO, 4.85% due 10/1/2019 (Multi-Family Housing Development) (AMT)	AAA/Aaa	3,100,000	3,159,241

WASHINGTON — 2.11%
City of Seattle, 5.00% due 2/1/2019 (Light and Power Improvements)	AA/Aa2	3,000,000	3,281,340
King County Public Hospital District No. 2 GO, 5.00% due 12/1/2028 (EvergreenHealth Medical Center)	NR/Aa3	1,015,000	1,237,995
King County Public Hospital District No. 2 GO, 5.00% due 12/1/2029 (EvergreenHealth Medical Center)	NR/Aa3	2,930,000	3,553,504
King County Public Hospital District No. 2 GO, 5.00% due 12/1/2030 (EvergreenHealth Medical Center)	NR/Aa3	600,000	723,978
King County Public Hospital District No. 2 GO, 5.00% due 12/1/2031 (EvergreenHealth Medical Center)	NR/Aa3	2,040,000	2,439,636
Skagit County Public Hospital District No. 1 GO, 5.00% due 12/1/2025 (Skagit Regional Health)	NR/A1	4,860,000	5,807,457
Skagit County Public Hospital District No. 1 GO, 5.00% due 12/1/2028 (Skagit Regional Health)	NR/A1	3,000,000	3,519,180
Skagit County Public Hospital District No. 2 GO, 5.00% due 12/1/2027 (Island Hospital)	NR/A1	2,445,000	2,852,704
Skagit County Public Hospital District No. 2 GO, 5.00% due 12/1/2028 (Island Hospital)	NR/A1	2,195,000	2,545,849
Tacoma School District No.10 GO, 5.00% due 12/1/2019 (Pierce County Capital Projects)	AA+/Aa1	1,000,000	1,125,360
Tacoma School District No.10 GO, 5.00% due 12/1/2020 (Pierce County Capital Projects)	AA+/Aa1	1,000,000	1,160,120

18    Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2016

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Washington Health Care Facilities Authority, 5.25% due 8/15/2024 pre-refunded 8/15/2018 (MultiCare Systems; Insured: AGM)	AA/Aa3	$1,000,000	$1,080,440
Washington Health Care Facilities Authority, 6.25% due 8/1/2028 pre-refunded 8/1/2018 (Highline Medical Centers; Insured: FHA 242)	NR/NR	3,985,000	4,371,425

WISCONSIN — 2.29%
Wisconsin Health & Educational Facilities Authority, 5.00% due 7/1/2021 (Agnesian Healthcare, Inc.)	A/A2	2,170,000	2,435,109
Wisconsin Health & Educational Facilities Authority, 5.00% due 8/15/2023 (ProHealth Care, Inc.)	A+/A1	1,980,000	2,308,423
Wisconsin Health & Educational Facilities Authority, 5.00% due 8/15/2024 (ProHealth Care, Inc.)	A+/A1	2,460,000	2,860,463
Wisconsin Health & Educational Facilities Authority, 5.50% due 7/1/2025 (Agnesian Healthcare, Inc.)	A/A2	5,000,000	5,709,400
Wisconsin Health & Educational Facilities Authority, 5.00% due 8/15/2025 (ProHealth Care, Inc.)	A+/A1	3,180,000	3,680,468
Wisconsin Health & Educational Facilities Authority, 5.00% due 8/15/2026 (ProHealth Care, Inc.)	A+/A1	3,305,000	3,809,839
Wisconsin Health & Educational Facilities Authority, 5.00% due 11/15/2035 (Ascension Health)	AA+/Aa2	10,000,000	12,126,600
Wisconsin Health & Educational Facilities Authority, 5.00% due 11/15/2036 (Ascension Health)	AA+/Aa2	3,000,000	3,623,730

TOTAL INVESTMENTS — 96.57% (Cost $1,453,308,567)			$1,541,473,154
OTHER ASSETS LESS LIABILITIES — 3.43%			54,684,431

NET ASSETS — 100.00%			$1,596,157,585

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred subsequent to the reporting period end. Bonds issued with a maturity of one year or less are assigned Moody’s ratings from MIG-1 to MIG-4 and Standard and Poor’s ratings from SP-1+ to SP-3 with MIG-1 and SP-1+ being the strongest ratings.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ACA	Insured by American Capital Access
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BAM	Insured by Build America Mutual Insurance Co.
CIFG	Insured by CIFG Assurance North America Inc.
COP	Certificates of Participation
DFA	Development Finance Authority
EDA	Economic Development Authority
ETM	Escrowed to Maturity
FHA	Insured by Federal Housing Administration
GNMA	Collateralized by Government National Mortgage Association
GO	General Obligation

HFA	Health Facilities Authority
HFFA	Health Facilities Financing Authority
IBC	Insured Bond Certificate
IDA	Industrial Development Authority
ISD	Independent School District
Mtg	Mortgage
Natl-Re	Insured by National Public Finance Guarantee Corp.
PSF	Guaranteed by Permanent School Fund
Q-SBLF	Insured by Qualified School Bond Loan Fund
SONYMA	State of New York Mortgage Authority
Syncora	Insured by Syncora Guarantee Inc.
USD	Unified School District

See notes to financial statements.

Annual Report    19

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Intermediate Municipal Fund	September 30, 2016

ASSETS
Investments at value (cost $1,453,308,567) (Note 3)	$1,541,473,154
Cash	1,131,275
Receivable for investments sold	35,183,742
Receivable for fund shares sold	4,572,086
Interest receivable	17,237,898
Prepaid expenses and other assets	64,201

Total Assets	1,599,662,356

LIABILITIES
Payable for fund shares redeemed	2,223,832
Payable to investment advisor and other affiliates (Note 4)	861,788
Accounts payable and accrued expenses	147,198
Dividends payable	271,953

Total Liabilities	3,504,771

NET ASSETS	$1,596,157,585

NET ASSETS CONSIST OF
Distribution in excess of net investment income	$(3,781)
Net unrealized appreciation on investments	88,164,587
Accumulated net realized gain (loss)	(91,411)
Net capital paid in on shares of beneficial interest	1,508,088,190

$1,596,157,585

NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($467,334,554 applicable to 32,285,913 shares of beneficial interest outstanding - Note 5)	$14.47
Maximum sales charge, 2.00% of offering price	0.30

Maximum offering price per share	$14.77

Class C Shares:
Net asset value and offering price per share* ($170,148,882 applicable to 11,739,432 shares of beneficial interest outstanding - Note 5)	$14.49

Class I Shares:
Net asset value, offering and redemption price per share ($958,674,149 applicable to 66,314,180 shares of beneficial interest outstanding - Note 5)	$14.46

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

20    Annual Report

STATEMENT OF OPERATIONS

Thornburg Intermediate Municipal Fund	Year Ended September 30, 2016

INVESTMENT INCOME
Interest income (net of premium amortized of $12,990,843)	$43,091,304

EXPENSES
Investment advisory fees (Note 4)	6,653,953
Administration fees (Note 4)
Class A Shares	563,310
Class C Shares	209,419
Class I Shares	430,572
Distribution and service fees (Note 4)
Class A Shares	1,126,621
Class C Shares	1,006,717
Transfer agent fees
Class A Shares	218,466
Class C Shares	83,743
Class I Shares	661,081
Registration and filing fees
Class A Shares	94,435
Class C Shares	24,773
Class I Shares	119,309
Custodian fees (Note 2)	114,246
Professional fees	64,588
Accounting fees (Note 4)	51,906
Trustee fees	64,680
Other expenses	62,512

Total Expenses	11,550,331
Less:
Expenses reimbursed by investment advisor (Note 4)	(41,910)

Net Expenses	11,508,421

Net Investment Income	31,582,883

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	87,293
Net change in unrealized appreciation (depreciation) on investments	29,544,061

Net Realized and Unrealized Gain	29,631,354

Net Increase in Net Assets Resulting from Operations	$61,214,237

See notes to financial statements.

Annual Report    21

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Intermediate Municipal Fund

	Year Ended September 30, 2016	Year Ended September 30, 2015
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$31,582,883	$28,604,238
Net realized gain (loss) on investments	87,293	(178,705)
Net unrealized appreciation (depreciation) on investments	29,544,061	(6,311,268)

Net Increase (Decrease) in Net Assets Resulting from Operations	61,214,237	22,114,265

DIVIDENDS TO SHAREHOLDERS
From net investment income
Class A Shares	(8,992,508)	(8,826,286)
Class C Shares	(2,806,252)	(2,839,671)
Class I Shares	(19,784,123)	(16,938,281)

FUND SHARE TRANSACTIONS (NOTE 5)
Class A Shares	35,033,185	7,597,943
Class C Shares	6,640,373	3,649,607
Class I Shares	190,211,712	137,108,465

Net Increase in Net Assets	261,516,624	141,866,042

NET ASSETS
Beginning of Year	1,334,640,961	1,192,774,919

End of Year	$1,596,157,585	$1,334,640,961

Distribution in excess of net investment income	$(3,781)	$(3,781)

See notes to financial statements.

22    Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Intermediate Municipal Fund	September 30, 2016

NOTE 1 – ORGANIZATION

Thornburg Intermediate Municipal Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of twenty separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal individual income taxes as is consistent, in the view of Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”), with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to long-term bond portfolios.

The Fund currently offers three classes of shares of beneficial interest: Class A, Class C, and Institutional Class (“Class I”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.

Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.

Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by the Advisor. Dividends are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.

Investment Income: Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to call dates or maturity dates using the effective yield method of the respective investments, which is included in interest income on the Statement of Operations.

Custodian Fees: Custodian fees disclosed in the Statement of Operations may include interest expenses incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on any such cash overdraft at a rate equal to 2.50% of the overdraft amount in excess of $50,000.

Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment

Annual Report    23

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2016

for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.

The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed each uncertain tax position believed to be material in the preparation of the Fund’s financial statements for the fiscal year ended September 30, 2016, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Fund has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities.

At September 30, 2016, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$1,453,308,567

Gross unrealized appreciation on a tax basis	$88,612,999
Gross unrealized depreciation on a tax basis	(448,412)

Net unrealized appreciation (depreciation) on investments (tax basis)	$88,164,587

At September 30, 2016, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2015 through September 30, 2016 of $110. For tax purposes, such losses will be recognized in the year ending September 30, 2017.

At September 30, 2016, the Fund had cumulative tax basis capital losses of $91,303, (of which $0 are short-term and $91,303 are long-term) generated after September 30, 2011, which may be carried forward to offset future capital gains. To the extent such carry-forwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire.

At September 30, 2016, the Fund had $268,171 undistributed tax basis net tax-exempt income, no undistributed tax basis net ordinary income and no undistributed tax basis capital gains.

Distributions from tax exempt income paid by the Fund for the years ended September 30, 2016 and September 30, 2015 are excludable by shareholders from gross income for federal income tax purposes.

The tax character of distributions paid during the years ended September 30, 2016, and September 30, 2015, was as follows:

	2016	2015
Distributions from:
Tax exempt income	$31,504,595	$28,499,857
Ordinary income	78,288	104,381

Total	$31,582,883	$28,604,238

NOTE 3 – SECURITY VALUATION

Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.

24    Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2016

The Trustees of the Trust have appointed the Advisor to assist the Trustees in obtaining market values for portfolio investments, evaluate and monitor professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.

In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Securities: Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.

In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider merits review for significant reasons, the Committee decides whether or not to use the valuation calculated by the pricing service provider or to use an alternative method approved by the Audit Committee to calculate a fair value for the obligation.

Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.

Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).

Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are characterized as Level 2 within the valuation hierarchy.

In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment, and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.

Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.

Annual Report    25

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2016

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2016. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at September 30, 2016
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities
Municipal Bonds	$1,541,473,154	$—	$1,541,473,154	$—

Total Investments in Securities	$1,541,473,154	$—	$1,541,473,154	$—

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between levels for the year ended September 30, 2016.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. Under the investment advisory agreement, the Fund pays the Advisor a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Daily Net Assets	Fee Rate
Up to $500 million	0.500%
Next $500 million	0.450
Next $500 million	0.400
Next $500 million	0.350
Over $2 billion	0.275

The Fund’s effective management fee for the year ended September 30, 2016 was 0.45% of the Fund’s average dividend assets.

The Fund pays to the Advisor the costs of personnel who perform certain accounting services for the Fund. For the year ended September 30, 2016 the Fund paid $51,906 to the Advisor for these accounting services. The Trust has also entered into administrative service agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. Total administrative service fees incurred by each class of shares of the Fund for the year ended September 30, 2016, are set forth in the Statement of Operations.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the year ended September 30, 2016, the Distributor has advised the Fund that it earned net commissions aggregating $6,413 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $8,442 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to Class A and Class C shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the year ended September 30, 2016, there were no 12b-1 service plan fees charged for Class I shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.

The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .35 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the year ended September 30, 2016, are set forth in the Statement of Operations.

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed levels as specified in the Fund’s most recent prospectus. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before February 1, 2017, unless the Advisor ceases to be the investment advisor to the Trust or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor retain the right to be repaid by the Fund for fee waivers and expense reimbursements if expenses fall below the contractual limit prior to the end of the fiscal year.

26    Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2016

For the year ended September 30, 2016 the Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $41,910 for Class C shares.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

The Fund may sell securities to an affiliated fund, or the Fund may purchase securities held by an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the year ended September 30, 2016, the Fund had transactions with affiliated funds of $1,400,177 in purchases and $5,801,058 in sales.

NOTE 5 – SHARES OF BENEFICIAL INTEREST

At September 30, 2016, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2016		Year Ended September 30, 2015
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	9,279,089	$133,413,786	4,268,461	$60,729,148
Shares issued to shareholders in reinvestment of dividends	574,357	8,275,394	567,704	8,071,945
Shares repurchased	(7,420,820)	(106,655,995)	(4,303,842)	(61,203,150)

Net increase (decrease)	2,432,626	$35,033,185	532,323	$7,597,943

Class C Shares
Shares sold	1,913,796	$27,572,239	1,735,534	$24,731,966
Shares issued to shareholders in reinvestment of dividends	165,842	2,392,143	169,292	2,410,060
Shares repurchased	(1,617,751)	(23,324,009)	(1,651,624)	(23,492,419)

Net increase (decrease)	461,887	$6,640,373	253,202	$3,649,607

Class I Shares
Shares sold	25,331,370	$364,312,426	20,039,316	$284,969,358
Shares issued to shareholders in reinvestment of dividends	1,211,588	17,444,423	1,036,238	14,709,303
Shares repurchased	(13,320,008)	(191,545,137)	(11,476,359)	(162,570,196)

Net increase (decrease)	13,222,950	$190,211,712	9,599,195	$137,108,465

NOTE 6 – INVESTMENT TRANSACTIONS

For the year ended September 30, 2016, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $385,640,883 and $137,879,802, respectively.

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, interest rate risk, credit risk, market and economic risk, and liquidity risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between September 30, 2016 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

Annual Report    27

FINANCIAL HIGHLIGHTS

    Thornburg Intermediate Municipal Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the Year)								RATIOS TO AVERAGE NET ASSETS				SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Year	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Year	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, After Expense Reductions and Net of Custody Credits (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of Year (Thousands)
CLASS A SHARES
2016(b)	$14.17	0.29	0.30	0.59	(0.29)	—	(0.29)	$14.47	2.00	0.92	0.92	0.92	4.17	10.80	$467,335
2015(b)	$14.23	0.30	(0.06)	0.24	(0.30)	—	(0.30)	$14.17	2.09	0.92	0.92	0.92	1.68	13.49	$423,113
2014(b)	$13.76	0.34	0.47	0.81	(0.34)	—	(0.34)	$14.23	2.43	0.92	0.92	0.92	5.95	14.85	$417,369
2013(b)	$14.22	0.33	(0.46)	(0.13)	(0.33)	—	(0.33)	$13.76	2.37	0.92	0.92	0.92	(0.91)	29.18	$429,941
2012(b)	$13.59	0.40	0.63	1.03	(0.40)	—	(0.40)	$14.22	2.88	0.93	0.93	0.93	7.69	16.94	$456,527
CLASS C SHARES
2016	$14.19	0.24	0.30	0.54	(0.24)	—	(0.24)	$14.49	1.68	1.24	1.24	1.27	3.84	10.80	$170,149
2015	$14.25	0.25	(0.06)	0.19	(0.25)	—	(0.25)	$14.19	1.77	1.24	1.24	1.28	1.35	13.49	$160,042
2014	$13.78	0.30	0.47	0.77	(0.30)	—	(0.30)	$14.25	2.11	1.24	1.24	1.29	5.61	14.85	$157,126
2013	$14.24	0.29	(0.46)	(0.17)	(0.29)	—	(0.29)	$13.78	2.05	1.24	1.24	1.30	(1.22)	29.18	$159,727
2012	$13.61	0.36	0.63	0.99	(0.36)	—	(0.36)	$14.24	2.56	1.24	1.24	1.31	7.36	16.94	$170,071
CLASS I SHARES
2016	$14.15	0.33	0.31	0.64	(0.33)	—	(0.33)	$14.46	2.30	0.61	0.61	0.61	4.57	10.80	$958,674
2015	$14.22	0.34	(0.07)	0.27	(0.34)	—	(0.34)	$14.15	2.39	0.62	0.62	0.62	1.91	13.49	$751,486
2014	$13.75	0.38	0.47	0.85	(0.38)	—	(0.38)	$14.22	2.73	0.62	0.61	0.62	6.28	14.85	$618,280
2013	$14.20	0.38	(0.45)	(0.07)	(0.38)	—	(0.38)	$13.75	2.68	0.61	0.61	0.61	(0.53)	29.18	$449,501
2012	$13.58	0.44	0.63	1.07	(0.45)	—	(0.45)	$14.20	3.18	0.61	0.61	0.61	7.96	16.94	$365,443

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
+	Based on weighted average shares outstanding.

See notes to financial statements.

28 Annual Report	Annual Report 29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

    Thornburg Intermediate Municipal Fund

To the Trustees and Shareholders of

Thornburg Intermediate Municipal Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Thornburg Intermediate Municipal Fund (the “Fund”) at September 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2016 by correspondence with the custodian, brokers, transfer agent, and the application of alternative procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 18, 2016

30    Annual Report

EXPENSE EXAMPLE

Thornburg Intermediate Municipal Fund	September 30, 2016 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a)	sales charges (loads) on purchase payments, for Class A shares;

(b)	a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c)	a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2016, and held until September 30, 2016.

	Beginning Account Value 4/1/16	Ending Account Value 9/30/16	Expenses Paid During Period† 4/1/16–9/30/16
Class A Shares
Actual	$1,000.00	$1,016.20	$4.61
Hypothetical*	$1,000.00	$1,020.43	$4.62
Class C Shares
Actual	$1,000.00	$1,014.50	$6.24
Hypothetical*	$1,000.00	$1,018.80	$6.26
Class I Shares
Actual	$1,000.00	$1,017.70	$3.08
Hypothetical*	$1,000.00	$1,021.95	$3.09

†	Expenses are equal to the annualized expense ratio for each class (A: 0.91%; C: 1.24%; I: 0.61%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report    31

TRUSTEES AND OFFICERS

Thornburg Intermediate Municipal Fund	September 30, 2016 (Unaudited)

Name, Age, Year Elected Position Held with Fund	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
INTERESTED TRUSTEES(1)(2)(4)

Garrett Thornburg, 71 Trustee since 1987, Chairman of Trustees(3)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman and controlling shareholder of Thornburg Securities Corporation (securities dealer); Chairman and CEO of Chamisa Energy, LLC; President of the Thornburg Foundation (nonprofit).	None

Brian J. McMahon, 61 Trustee since 2001, Vice Chairman of Trustees, Member of Governance & Nominating Committee & Operations Risk Oversight Committee(5)	Chief Investment Officer, Managing Director, and Portfolio Manager and, until 2016, CEO and President of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	None

INDEPENDENT TRUSTEES(1)(2)(4)

David A. Ater, 71 Trustee since 1994, Member of Audit Committee & Chairman of Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None

David D. Chase, 75 Trustee since 2000, Chairman of Audit Committee	Managing Member of CS Group, LLC, Santa Fe, NM (private investment fund – family office).	None

Sally Corning, 55 Trustee since 2012, Member of Audit Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity firm with investment programs encompassing venture capital, mezzanine debt, and growth equity).	None

Susan H. Dubin, 67 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

David L. Gardner, 53 Trustee since 2015, Member of Operations Risk Oversight Committee	Until 2012, head of EMEA (Europe, Middle East and Africa) Sales for iShares of Blackrock, Inc., EMEA Executive Committee Member and EMEA Operating Committee Member at Blackrock, Inc.	None

Owen D. Van Essen, 62 Trustee since 2004, Member of Governance & Nominating Committee & Chairman of Operations Risk Oversight Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 57 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None

32    Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2016 (Unaudited)

Name, Age, Year Elected Position Held with Fund	Principal Occupation(s) During Past Five Years	Other Directorships Held By Trustee
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(7)

Nimish Bhatt, 53 Treasurer since 2016(6)	Chief Financial Officer and Treasurer of Thornburg Investment Management, Inc. and Thornburg Securities Corporation since 2016; Senior Vice President (2004-2016), Chief Financial Officer (2011-2016), and Head of Fund Administration (2011-2016) of Calamos Asset Management, Inc., Calamos Investments LLC, Calamos Advisors LLC, and Calamos Wealth Management; Director of Calamos Global Funds plc (2007-2016).	Not applicable

Jason Brady, 42 President since 2016(6)	CEO and President since 2016, Vice President from 2011 to 2016, Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation since 2016.	Not applicable

Kathleen Brady, 56 Vice President since 2008	Tax Manager Fund Accounting of Thornburg Investment Management, Inc.	Not applicable

Connor Browne, 37 Vice President since 2006	Portfolio Manager, Vice President since 2013, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Tim Cunningham, 41 Vice President since 2014	Managing Director since 2011, Portfolio Manager since 2012, and Associate Portfolio Manager from 2009–2012 of Thornburg Investment Management, Inc.	Not applicable

Randy Dry, 42 Vice President since 2014	Vice President and Managing Director, Director of Institutional Group from 2014-2016, and since 2016, Chief Administrative Officer of Thornburg Investment Management, Inc.	Not applicable

Greg Dunn, 40 Vice President since 2014	Managing Director, Portfolio Manager since 2012, and Associate Portfolio Manager from 2009–2012 of Thornburg Investment Management, Inc.	Not applicable

Lon Erickson, 41 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

William V. Fries, 77 Vice President since 1995	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 45 Vice President since 2006	Vice President since 2011, Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Rolf Kelly, 37 Vice President since 2016	Portfolio Manager and Managing Director since 2013 and Associate Portfolio Manager from 2011–2013 of Thornburg Investment Management, Inc.	Not applicable

Ben Kirby, 36 Vice President since 2014	Portfolio Manager and Managing Director since 2013 and Associate Portfolio Manager from 2011–2013 of Thornburg Investment Management, Inc.	Not applicable

Jeff Klingelhofer, 41 Vice President since 2016	Portfolio Manager and Managing Director since 2015, Associate Portfolio Manager from 2012–2015, and Fixed Income Analyst from 2010–2012 of Thornburg Investment Management, Inc.	Not applicable

Rob MacDonald, 40 Vice President since 2016	Managing Director since 2015, Portfolio Manager since 2014, and Associate Portfolio Manager from 2011–2014 of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 49 Vice President since 2001	Vice President, Managing Director, and Director of Marketing of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	Not applicable

Christopher Ryon, 60 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Nicholos Venditti, 35 Vice President since 2016	Portfolio Manager and Managing Director since 2015 and Associate Portfolio Manager from 2011–2015 of Thornburg Investment Management, Inc.	Not applicable

Annual Report    33

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2016 (Unaudited)

Name, Age, Year Elected Position Held With Fund	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
Vinson Walden, 46 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 45 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 42 Vice President since 2003 Secretary since 2007(6)	Managing Director, Director of Mutual Fund Operations, and Vice President of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	Not applicable

Charles Wilson, 41 Vice President since 2016	Portfolio Manager and Managing Director since 2014 and Associate Portfolio Manager from 2012–2014 of Thornburg Investment Management, Inc.; Co-Portfolio Manager of Marsico Capital Management from 2010–2012.	Not applicable

Di Zhou, 38 Vice President since 2016	Portfolio Manager and Managing Director since 2016, Associate Portfolio Manager from 2014–2016, and Equity Research Analyst from 2010–2014 of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is a separate investment “Fund” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, all the Funds of the Trust. Each Trustee oversees all the Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the sole director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	The Bylaws of the Trust currently require that each Trustee shall retire by the end of the calendar year during which the Trustee reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(5)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the chief investment officer of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Assistant vice presidents, assistant secretaries, and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

34    Annual Report

OTHER INFORMATION

Thornburg Intermediate Municipal Fund	September 30, 2016 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy. A description of the Policy is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg. com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the tax year ended September 30, 2016, dividends paid by the Fund of $31,504,595 (or the maximum allowed) are tax exempt dividends and $78,288 are taxable ordinary investment income dividends for federal income tax purposes. The information and the distributions reported herein may differ from the information and distributions reported to the shareholders for the calendar year ending December 31, 2016. Complete information will be reported in conjunction with your 2016 Form 1099.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg. com/download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Intermediate Municipal Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 13, 2016.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in May 2016 to consider aspects of their annual evaluation of the Advisor’s service to all of the funds of Thornburg Investment Trust, to plan the annual evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The independent Trustees met again in independent session in September to consider portions of the information submitted by the Advisor. Representatives of the Advisor subsequently reviewed portions of the information with the Trustees and addressed questions from the Trustees at a full meeting session of the Trustees scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees considered a wide range of information and did not identify any single factor as controlling, and this summary does not describe all of the factors and other matters considered by the Trustees in making their determination.

Nature, Extent and Quality of Services. The Trustees considered presentations by the Advisor at meeting sessions scheduled for consideration of a continuation of the advisory agreement, and also noted their consideration of the reports the Trustees and their committees receive throughout the year on a wide variety of topics, and consideration they had given to a number of topics in previous years. Information identified by the Trustees in their evaluation as having been considered and contributing to their conclusions included Trustees’ assessments of the Advisor’s personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing levels and measures to maintain staffing levels and improve competencies, the Advisor’s commitment to attract and retain high quality portfolio management expertise through competitive compensation levels, the Advisor’s collaborative approach to investment management, the Fund’s investment performance over different periods of time, portfolio managers’ cognizance of and strategies to address market and economic trends and conditions, the evaluation and selection of individual investments, the structuring and composition of the Fund’s portfolio, management of Fund liquidity requirements, cognizance of and efforts to achieve tax efficiency, responses to share sale and redemption activity, continuing enhancements to the Advisor’s electronic and information systems and the Advisor’s

Annual Report    35

OTHER INFORMATION, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2016 (Unaudited)

engagement of outside firms to assist in improving or replacing those systems, the Advisor’s evaluation and selection of firms providing portfolio trade execution to the Fund and the Advisor’s measures to obtain favorable trade execution, the Advisor’s performance of accounting and other services, the Advisor’s continued commitment to observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, the quality and extent of written and oral reports to the Trustees over the course of the year, and other factors.

Investment Performance. The Trustees noted in their evaluation of the Fund’s investment performance the reports they had received in each regular meeting over the course of the year from the Advisor’s portfolio management personnel. The Trustees also noted in their evaluation their consideration of information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including the following items of information respecting the investment performance of the Fund: (1) the Fund’s absolute investment performance and achievement of stated objectives; (2) the Advisor’s written and oral explanations and commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions, (3) performance data for the most recent ten calendar years, comparing the Fund’s annual investment returns to a fund category selected by an independent mutual fund analyst firm, and to a broad-based securities index, (4) the Fund’s investment performance for the year-to-date, one-year, three-year, five-year and ten-year periods ending with the second quarter of the current year, comparing the Fund’s annualized returns to two mutual fund categories selected by independent mutual fund analyst firms and to a broad-based securities index, and assigning a percentage rank to the Fund’s performance for each period relative to each of the fund categories, and (5) comparative measures of correlation to equity indices, portfolio volatility, risk and return.

The Trustees noted that quarterly reports during the year and other information presented to them confirmed the Advisor’s continued conformity to the Fund’s stated investment objectives and policies.

The Trustees observed in reviewing comparative performance data for the ten most recent calendar years that the Fund’s investment return for the most recent calendar year was comparable to the return of the index and the average return for the fund category considered, that the Fund’s returns for the preceding nine calendar years exceeded or were comparable to the returns of the index in seven of the nine years, and that the Fund’s returns exceeded or were comparable to the average returns of the fund category in eight of nine years. Other quantitative data noted by the Trustees as having been considered in their evaluation showed that the Fund’s annualized investment returns fell near the midpoint of performance for the two fund categories for the one-year period ended with the second quarter of the current year, fell near the midpoint of one fund category and in the second quartile of performance of the second fund category for the three-year period, fell in the second quartile of performance of both fund categories for the five-year period, and fell in the top quartile of performance for both fund categories for the ten-year period. Measures of portfolio volatility, risk and relative return considered by the Trustees demonstrated that the Fund’s performance relative to these measures continued to fulfill expectations in current conditions. The Trustees attached additional significance to the performance of the Fund from the perspective of longer term shareholders.

Comparisons of Fee and Expense Levels. The Trustees observed the clear disclosures of the Advisor’s fees and Fund expenses in the Fund’s prospectuses. Information noted by the Trustees as having been considered in this context included a variety of comparative data respecting the Fund’s fee and expense levels. This information included comparisons of the Fund’s advisory fee and overall Fund expenses to median and average fees and expenses charged to a category of mutual funds selected by an independent mutual fund analyst firm, comparisons of the advisory fee and other Fund expenses to the fee levels and expenses for two representative share classes of fund peer groups selected from the category by a second independent mutual fund analyst firm, the perspectives and advice from the second mutual fund analyst firm respecting comparisons of fund fee levels and expenses to fund peer groups, and other information. Comparative fee and expense data noted as having been considered by the Trustees showed that the Fund’s advisory fee was slightly higher than the median fee level for the fund category, the level of total expense for one representative share class was slightly higher than the median and comparable to the average expense levels for the category, and that the total level of expense for a second share class was lower than the median and average levels for the category. Peer group data showed that the Fund’s advisory fee level for two representative share classes was comparable to the median fee levels for the share classes’ respective peer groups, the total expense level for one of the representative share classes fell at the top of the range of its peer group, and the total expense level for the second share class fell above the median of its peer group but within the range of other funds in its group. The Trustees did not find the differences significant in view of the other factors considered.

The Trustees noted their consideration of information respecting the advisory fees charged by the Advisor to other investment management clients, including sub-advised mutual funds, together with information about fees charged by other advisors to different clients, analysis of the differences between the requirements of institutional clients and mutual funds, analysis of the differences between the requirements of a sub-advised mutual fund and a fund as to which the investment advisor is the primary advisor and sponsor, descriptions of distinguishing characteristics of the sub-advised funds served by the Advisor, and the consequently different investment management services provided to the different categories of clients and the differing contexts in which the fee levels for these arrangements are established. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and that the fee rates charged by an investment advisor to different categories of clients had limited relevance to the evaluation of the fee rate charged by that advisor to mutual funds as to which it is the primary advisor and sponsor.

36    Annual Report

OTHER INFORMATION, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2016 (Unaudited)

Costs and Profitability of Advisor. In reviewing the profitability of the Advisor’s services to the Fund the Trustees considered an analysis of the Advisor’s costs and the profitability to the Advisor of its services, together with data respecting the overall profitability of a selection of other investment management firms. The Trustees noted that a portion of the Advisor’s profits are an important element in the compensation of shareholder employees. The Trustees considered in this regard information from the Advisor respecting investment of its profits to maintain staffing levels, pay competitive levels of compensation, and add to its information retrieval and management systems to maintain or improve service levels. The Trustees also considered the contribution of the Advisor’s cost management to its profitability, and the relationship of the Advisor’s financial resources and profitability in previous years to its ability to attract necessary personnel, invest in systems and other assets required for its service to the Fund, and maintain or improve service levels for the Fund notwithstanding fluctuations in revenues and profitability. The information considered did not indicate to the Trustees that the Advisor’s profitability was excessive.

Potential Economies of Scale. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect potential economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, comparisons of the fee breakpoint structure for the Fund with breakpoint structures (or the absence of such structures) for other funds in a peer group selected by an independent mutual fund analyst firm, the effects of the breakpoint structure and other expense factors realized by certain Funds of the Trust as their asset levels had increased, and the Advisor’s expenditures from its own profits and resources to maintain staffing levels, pay competitive levels of compensation, and add to its information retrieval and management systems to maintain or improve service levels. The information provided demonstrated to the Trustees that the Fund’s advisory fee breakpoint structure is reasonable in relation to the structures observed in the other funds in its peer group, and that shareholders may be expected to benefit from any economies of scale, due to the advisory agreement’s breakpoint fee structure for the Fund and other factors.

Potential Ancillary Benefits. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees noted disclosures by the Advisor of its receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

Summary of Conclusions. The Trustees concluded that the nature, extent and quality of the Advisor’s services performed under the advisory agreement remained sufficient. The Trustees further concluded that the absolute and relative investment performance of the Fund over a range of pertinent holding periods on the whole was satisfactory in the context of its objectives and strategies, and that the Advisor had continued to actively and competently pursue the Fund’s stated investment objectives and adhere to the Fund’s investment policies.

The Trustees further concluded, based upon their consideration of the foregoing factors and other information, that the level of the advisory fee charged to the Fund by the Advisor is reasonable in relation to the services provided by the Advisor in view of the nature, extent and quality of those services, the investment performance of the Fund after fees and expenses, the clear disclosure of fees and expenses in the Fund’s prospectuses, comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds, and the other factors considered.

Annual Report    37

TRUSTEES’ STATEMENT TO SHAREHOLDERS

Readopted September 12, 2016

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task—our principal obligation to you—is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Trustees of Thornburg Investment Trust

38    Annual Report

THORNBURG FUNDS

Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $53 billion (as of September 30, 2016) across eight equity and 11 bond mutual funds, separate accounts for high-net-worth investors and institutional accounts, and five UCITS funds for non-U.S. investors.

The fund outlined in this report is one of many equity and fixed-income products available from Thornburg Investment Management.

Equity Funds

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg International Value Fund

•	Thornburg Better World International Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

Fixed Income Funds

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

•	Thornburg Low Duration Municipal Fund

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

Annual Report    39

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.

This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH079

Annual Report
September 30, 2016
THORNBURG
STRATEGIC
MUNICIPAL
INCOME
FUND
INVESTMENT MANAGEMENT

About Thornburg Investment Management
It’s more than what we do.
It’s how we do it.
At Thornburg, we are very different in how we think, invest, and are structured. We believe this difference is what makes us successful in helping individuals reach their long-term financial goals.
How we How we How we’re
Flexible Perspective Our perspective on investment opportunities is more flexible than most, viewing a wide range of opportunities beyond conventional boundaries to find hidden value.
Collaboration Collectively, we hone ideas via borderless cross-pollination for better judgment and better results.
Portfolio Construction Disciplined construction guided more by our convictions than convention.
CONVICTION Thorough analysis and our relative-value framework lead to conviction in our securities selection.
UNCONVENTIONAL Active management means we seek the best value for our clients rather than using conventional benchmarks as our starting point.
Structured for Excellence How we think and how we invest is made possible by how we’re structured. TEAM APPROACH FAR FROM THE HERD ACCESS & TRANSPARENCY

2    Annual Report

Annual Report

Thornburg Strategic Municipal Income Fund

September 30, 2016

Share Class	NASDAQ Symbol	CUSIP
Class A	TSSAX	885-216-101
Class C	TSSCX	885-216-200
Class I	TSSIX	885-216-309

Minimum investments for Class I shares may be higher than those for other classes. Class I shares may not be available to all investors.

Investments carry risks, including possible loss of principal. Portfolios investing in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. This effect is more pronounced for longer-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Investments in lower rated and unrated bonds may be more sensitive to default, downgrades, and market volatility; these investments may also be less liquid than higher rated bonds. Investments in derivatives are subject to the risks associated with the securities or other assets underlying the pool of securities, including illiquidity and difficulty in valuation. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.

Diversification does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Annual Report    3

LETTER TO SHAREHOLDERS

Thornburg Strategic Municipal Income Fund	September 30, 2016 (Unaudited)

October 18, 2016

Dear Fellow Shareholder:

We are pleased to present the annual report for Thornburg Strategic Municipal Income Fund. The net asset value (NAV) of the Class A shares increased by 37 cents to $15.53 per share during the fiscal year ended September 30, 2016. If you were with us for the entire period, you received dividends of 32.6 cents per share. If you reinvested your dividends, you received 33.0 cents per share. Dividends were lower for Class C shares and higher for Class I shares to account for varying class-specific expenses. The Class A shares of your Fund underperformed the index with a 4.63% total return (without sales charge) for the fiscal year ended September 30, 2016, compared to the 5.88% total return for the BofA Merrill Lynch Municipal Master Index. The Fund generated 0.57% more price return and 1.82% less income than the index after accounting for the different treatment of bonds priced above and below par by the index versus the Fund.

Drivers of the Fund’s price return relative to its benchmark include its interest rate sensitivity, as measured by the Fund’s duration. Also, differing allocations along the Fund’s investment universe subtracted 0.67% of relative price performance. Sector allocations added 2.03% of relative price performance and its overweight to lower credit-quality securities subtracted 2.15% of relative price performance. Other risk factors (and accounting differences) totaled another 1.36% of relative price performance for the period.

The market’s returns were a result of increasing short-term rates and decreasing long-term rates, shown in Figure 1.

U.S. Economy, Fed Policy, and the Election

The U.S. economy grew at a paltry average rate of 1%, as measured by nominal gross domestic product, for the first three quarters of 2016, much lower than the almost 3% average rate for 2015.

On the employment front, the economy added approximately 200,000 jobs per month for the Fund’s 2016 fiscal year. The May jobs number was a little scary, adding only 24,000 that month. The unemployment rate ticked up to 5.0% in September of 2016 from 4.9% in August, as more previously non-participating workers returned to the labor market.

Inflation has held stable, although it did move up slightly. The Core Personal Consumption Expenditure Index (Core PCE) for August moved up to 1.7% from 1.6% in July, although well below the U.S. Federal Reserve Board’s (the Fed) 2.0% target.

So, all in all, the economy is still growing, jobs are being added and inflation is well behaved. This isn’t a bad scenario for municipal bond investors, except that, at current valuations and 10-year AAA municipal general obligation bonds yielding 1.64%, municipal bond investors are generally not keeping up with inflation.

Elsewhere, the Fed increased the federal funds rate 0.25% in December of 2015. Although many pundits want to blame the credit markets rout on that event, they would be wrong. Oil prices, as measured by WTI crude futures, hit a low of $34.54 on January 20, 2016. Energy producers are a highly leveraged segment of the market, whether through bank loans or other forms of debt. As market participants began to question their ability to service these loans or debt, credit spreads began to widen and the impact of these loans on the financial stability of some banks came into question. The municipal market avoided this distress because bond issuance from energy-producing states was a small fraction of the $3.8 trillion municipal bond market.

This early-2016 market turbulence, followed by the May jobs report and the “Brexit” vote in Great Britain, gave the Fed enough pause not to follow their December rate increase with another. So far through 2016, the central bank has insisted that they may increase rates again and again. Last year we said, “Regardless, waiting for the Fed to raise short-term interest rates is akin to Waiting for Godot.” Well, we are still waiting. Meanwhile, the Fed is assuring the markets that the next meeting is “live” and they may raise short-term interest rates again!

Figure I | 12-Month Change in Rates for AAA Rated General Obligation Municipal Bonds

(as of September 30, 2016)

4    Annual Report

LETTER TO SHAREHOLDERS, CONTINUED

Thornburg Strategic Municipal Income Fund	September 30, 2016 (Unaudited)

The 2016 U.S. presidential race featured two major party candidates with unprecedented high unfavorable ratings with the electorate. At the time of this writing, the election’s result is weeks away. Regardless of the winner, however, the president historically has had very little impact on the course of the economy. Although there is a pattern that if the economy is doing well, the current administration likes to take all the credit; if the economy is not doing well, the current administration blames the previous one. A victory for either candidate could still benefit the municipal bond market, however, as both stumped for large increases in infrastructure spending—with one particularly calling for higher taxes which would lend support to the municipal bond market. If this gets through Congress, it could mean a higher level of municipal bond issuance and ultimately high growth rates for the economy; both occurrences would put upward pressure on municipal bond yields.

The Municipal Bond Market

The value metrics we use at Thornburg all suggest that the municipal bond market is pricing-in the rosiest of scenarios going forward. The main reason for this is that global central banks, with their overly accommodative monetary policies, have pushed investors further out on the risk spectrum in search of yield. That is why, depending on the fund, we have our portfolios positioned in the lower end of their respective risk spectrums. This means that durations (a measure of price sensitivity to changes in interest rates) are low and credit quality is higher than in the past. We continually ask ourselves: are investors getting paid to take risk? The answer we come up with is no!

Inside the Risk Metrics

Let’s first look at real yields, which is how much yield over inflation investors are being paid to own municipal bonds. As mentioned earlier, 10-year AAA general obligation bonds are yielding 1.64% and Core PCE is running at 1.70%, so investors are earning less than inflation. Over the last 20 years, investors have earned an average of 2% over inflation for the opportunity to invest in a 10-year AAA general obligation municipal bond.

The second thing to consider is credit spreads, which reflect the incremental yield an investor earns from owning a lower-rated credit versus a higher-rated credit, and which are now very narrow. As of September 30, 2016, an investor earned about 1% more for owning a 10-year BBB revenue bond versus a 10-year AAA general obligation bond. That is slightly higher than the average 0.75% an investor earned between 1994 and 2007. In 2007, approximately 50% of the new issue municipal bond market was insured by AAA/AAA municipal bond insurers. Today, there are no AAA/AAA municipal bond insurers, and insurance coverage generally accounts for only 6% to 8% of the new issue municipal bond market. On top of that, the security covenants of some current lower-quality investment grade securities are the most lax in years. This is a great time to be an issuer of lower-quality investment grade municipal bonds but not a great time to be an investor in them.

Finally, the slope of the yield curve, which tracks how much incremental yield an investor earns by owning securities with longer maturities, is also quite flat. Currently, investors are earning 0.78% more for owning a 10-year AAA general obligation municipal bond, versus a 1-year AAA general obligation municipal bond. Since 1994, an investor earned on average almost 1.60% to extend maturities from one to 10 years. The stretch for income is causing investors to absorb more risk at lower and lower relative yields.

Aside from valuations, the credit picture for the majority of the U.S. is pretty bright. Except for energy producing states, most regions are showing positive trends along such measures as:

•	employment

•	personal income

•	tax revenue

•	home prices

•	mortgage delinquencies

Pensions are still a troubling issue. That is, 35 states reported a pension funding ratio of under 80% in 2014—the Mendoza line between a well-funded state pension and the “other kind.” As the worst career hitter in major league baseball history (.200 batting average), Mario Mendoza Aizpuru’s name ubiquitously symbolizes futility.

Liquidity

Market liquidity is still a concern. The latest example of this is what is happening to yields on Variable Rate Demand Notes (VRDNs). These are securities that are normally held in money market funds and bond fund reserve positions. They can be put back to an intermediary on a daily basis and are relatively secure. Leading up to the finalization of the Securities and Exchange Commission’s money market fund reform in October of 2016, money market funds were and are repositioning themselves to be compliant with the new regulations. As such, they have had to divest themselves of VRDNs. Intermediaries do not want to hold them on their balance sheets (very expensive), so they raise the yields to clear the market. What used to yield 0.01% in March now yields, as of the time of this writing, 0.90%, or more than a 3-year AA security. This is serendipity for managers like Thornburg holding higher reserves because of concern over market liquidity; for issuers in the VRDN market, it’s not so much.

Annual Report    5

LETTER TO SHAREHOLDERS, CONTINUED

Thornburg Strategic Municipal Income Fund	September 30, 2016 (Unaudited)

Main Reason to Own Municipal Bonds

One of the best risk-mitigating tools an investor has is diversification. By splitting a portfolio into several asset classes, an investor may reduce the volatility of the resulting portfolio’s returns. This is because the returns of various asset classes are not always correlated. There are times when this is not the case, such as the 2008 financial crisis when all correlations went to one. For the long-term investor, however, we believe the benefits of diversification stand firm. When added to a portfolio of stocks, municipal bonds tend to reduce the volatility of that combined portfolio. Funds such as Thornburg Strategic Municipal Income Fund may be a viable choice in a total diversified portfolio of stocks and bonds.

Conclusion

We continue to run this portfolio in an opportunistic fashion, taking higher degrees of risk when our shareholders are getting paid to take those risks. We go where the value is! Unfortunately, in this environment we see very little reason to position the portfolio any place other than the low end of its relative risk spectrum. This view has cost us some relative performance in the near term but we feel this will correct itself in the long term. Know that the co-managers of this Fund are invested alongside you.

Thank you for your continued trust in us.

Sincerely,

Christopher Ryon, CFA	Nicholos Venditti, CFA
Portfolio Manager	Portfolio Manager
Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

The views expressed by the portfolio managers reflect their professional opinions and are subject to change. Under no circumstances does the information contained within represent a recommendation to buy or sell any security.

6    Annual Report

PERFORMANCE SUMMARY

Thornburg Strategic Municipal Income Fund	September 30, 2016 (Unaudited)

Average Annual Total Returns

	1-Yr	3-Yr	5-Yr	Since Incep.
A Shares (Incep: 4/1/09)
Without sales charge	4.63%	5.21%	4.93%	7.25%
With sales charge	2.54%	4.51%	4.51%	6.96%
C Shares (Incep: 4/1/09)
Without sales charge	4.32%	4.89%	4.62%	6.94%
With sales charge	3.72%	4.89%	4.62%	6.94%
I Shares (Incep: 4/1/09)	4.96%	5.54%	5.26%	7.57%

30-day Yields, A Shares

(with sales charge)

Annualized Distribution Yield	1.96%

SEC Yield	0.74%

Growth of a Hypothetical $10,000 Investment

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 2.00%. Class C shares include a 0.60% CDSC for the first year only. There is no sales charge for Class I shares. As disclosed in the most recent prospectus, the total annual fund operating expenses are as follows: A shares, 1.31%; C shares, 1.70%; I shares, 0.93%. Thornburg Investment Management and/or Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least February 1, 2017, for some of the share classes, resulting in net expense ratios of the following: A shares, 1.25%; C shares, 1.55%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus. Without the fee waivers and expense reimbursements , the Annualized Distribution yield would have been 1.96%, and the SEC yield would have been 0.74%.

Glossary

BofA Merrill Lynch Municipal Master Index – Tracks the performance of the investment-grade U.S. tax-exempt bond market. Qualifying bonds must have at least one year remaining term to maturity, a fixed coupon schedule, and an investment grade rating (based on average of Moody’s, S&P, and Fitch).

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Annualized Distribution Yield – The distribution yield reflects actual distributions made to shareholders. The annualized distribution yield is calculated by summing the last 30 days of income at a given month end and annualizing to a 360-day year. The result is divided by the ending maximum otffering price.

Bond Credit Ratings (Credit Quality) – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.

Core Personal Consumption Expenditure Index (Core PCE) – A measure of the Personal Consumption Expenditure Index that excludes the more volatile and seasonal food and energy prices.

Credit Spread/Quality Spread – The difference between the yields of securities with different credit qualities.

Duration – A bond’s sensitivity to interest rates. Effective duration incorporates the embedded option features, such as call provisions. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

General Obligation Bond (GO) – A municipal bond backed by the credit and “taxing power” of the issuing jurisdiction rather than the revenue from a given project.

Gross Domestic Product (GDP) – A country’s income minus foreign investments: the total value of all goods and services produced within a country in a year, minus net income from investments in other countries.

Revenue Bond – A bond on which the debt service is payable solely from the revenue generated from the operation of the project being financed or a category of facilities, or from other non-tax sources.

SEC Yield – SEC yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

Variable Rate Demand Note (VRDN) – VRDNs are long-term, floating-rate municipal securities. These highly liquid securities are payable on demand, typically either daily or weekly, meaning the investor can request repayment of the entire debt amount. The coupon rate will adjust on a periodic basis, either daily or weekly.

West Texas Intermediate (WTI) – A grade of crude oil used as a benchmark in oil pricing.

Yield Curve – A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.

Annual Report    7

FUND SUMMARY

Thornburg Strategic Municipal Income Fund	September 30, 2016 (Unaudited)

Objectives and Strategies

The Fund seeks a high level of current income exempt from federal individual income tax (may be subject to Alternative Minimum Tax).

The Fund invests principally in a portfolio of municipal bonds issued by states and state agencies, local governments and their agencies, and by certain U.S. territories and possessions.

Not more than 50% of the portfolio is invested in bonds rated below investment grade (or of equivalent quality as determined in accordance with the prospectus) at the time of purchase. Also, the portfolio is typically diversified among sectors, issuers, credit qualities, geographic regions, and segments of the yield curve. The flexible nature of the Fund allows the team to adapt the portfolio’s duration and credit quality to our perception of future market conditions.

Key Portfolio Attributes

Number of Bonds	222

Effective Duration	5.0 Yrs

Average Maturity	10.1 Yrs

Security Credit Ratings

A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Credit quality ratings for Thornburg’s municipal portfolios used the highest rating available from either Standard & Poor’s or Moody’s Investors Service.

There is no guarantee that the Fund will meet its investment objectives.

All data is subject to change. Charts may not add up to 100% due to rounding.

8    Annual Report

SCHEDULE OF INVESTMENTS

Thornburg Strategic Municipal Income Fund	September 30, 2016

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
ALABAMA — 0.33%
City of Mobile Industrial Development Board, 1.65% due 6/1/2034 put 3/20/2017 (Alabama Power Company Barry Plant Project)	A-/A1	$1,000,000	$1,003,090

ARIZONA — 1.23%
Arizona HFA, 5.00% due 12/1/2031 (Scottsdale Lincoln Hospitals)	NR/A2	2,500,000	3,016,575
Pima County IDA, 5.125% due 12/1/2040 (Providence Day School)	BBB+/NR	710,000	763,783

ARKANSAS — 0.39%
University of Arkansas Board of Trustees, 5.00% due 11/1/2036 (Fayetteville Campus)	NR/Aa2	1,000,000	1,191,660

CALIFORNIA — 13.06%
ABAG Finance Authority for Nonprofit Corporations, 5.00% due 7/1/2047 (Episcopal Senior Communities)	NR/NR	1,635,000	1,820,540
Benicia USD GO, 0% due 8/1/2026 (Benicia High School; Insured: AGM)	AA/A2	830,000	664,315
California HFFA, 6.25% due 2/1/2026 (Community Program Developmental Disabilities; Insured: California Mtg Insurance)	AA-/NR	1,500,000	1,812,960
California HFFA, 5.00% due 11/15/2034 (Children’s Hospital Los Angeles)	BBB+/Baa2	420,000	474,944
California Municipal Finance Authority, 8.50% due 11/1/2039 pre-refunded 11/1/2019 (Harbor Regional Center)	NR/A3	1,000,000	1,225,510
California Pollution Control Financing Authority, 5.00% due 11/21/2045 (Poseidon Resources (Channelside) LP Desalination Project) (AMT)	NR/Baa3	3,000,000	3,348,300
California School Cash Reserve Program Authority, 2.00% due 6/30/2017	SP-1+/NR	1,000,000	1,008,540
California State Public Works Board, 5.00% due 4/1/2028 (Corrections & Rehabilitation and Judicial Council)	A+/A1	1,000,000	1,188,280
California State Public Works Board, 6.25% due 4/1/2034 (Department of General Services-Office Buildings 8 and 9 Renovation)	A+/A1	100,000	113,031
California Statewide Communities Development Authority, 5.00% due 7/1/2020 pre-refunded 1/1/2019 (Aspire Public Schools; LOC: PCSD Guaranty Pool I, LLC)	NR/NR	125,000	132,007
California Statewide Communities Development Authority, 6.125% due 7/1/2046 pre-refunded 1/1/2019 (Aspire Public Schools)	NR/NR	995,000	1,109,475
Calipatria USD GO, 0% due 8/1/2025 (Educational Facilities; Insured: ACA)	NR/NR	2,210,000	1,618,737
Carson Redevelopment Agency, 7.00% due 10/1/2036 (Project Area 1)	A-/NR	500,000	583,460
Chico Redevelopment Agency, 5.00% due 4/1/2030 (Chico Amended & Merged Redevelopment; Insured: AMBAC)	A+/NR	1,500,000	1,504,185
City of Los Angeles GO, 3.00% due 6/29/2017 (Cash Flow Management)	SP-1+/Mig1	2,000,000	2,035,180
City of Moorpark Mobile Home Park, 6.15% due 5/15/2031 (Villa Del Arroyo)	A+/NR	1,000,000	1,134,120
City of Palm Springs Financing Authority, 5.25% due 6/1/2027 (Downtown Revitalization Project)	AA/NR	1,620,000	1,922,162
Corona-Norco USD COP, 5.00% due 4/15/2031 (Insured: AGM)	AA/A1	1,750,000	1,962,135
County of El Dorado, 5.00% due 9/1/2026 (El Dorado Hills Development-Community Facilities)	A/NR	630,000	740,515
County of Los Angeles GO, 3.00% due 6/30/2017 (Cash Management Program)	SP-1+/Mig1	3,000,000	3,050,460
Daly County Housing Development Finance Agency, 5.25% due 12/15/2023 (Franciscan Country Club Mobile Home Park Acquisition)	A+/NR	650,000	679,224
M-S-R Energy Authority, 6.50% due 11/1/2039	BBB+/NR	1,000,000	1,458,090
Metropolitan Water District of Southern California, 1.00% due 7/1/2030	AAA/Aa1	4,000,000	4,000,000
Oakland USD GO, 5.00% due 8/1/2035 (County of Alameda Educational Facilities)	AA-/Aa3	1,000,000	1,207,640
Redwood City Redevelopment Agency, 0% due 7/15/2021 (Redevelopment Project Area 2; Insured: AMBAC)	A-/NR	1,285,000	1,145,051
Riverside County Asset Leasing Corp., 0% due 6/1/2021 (Riverside County Hospital; Insured: Natl-Re)	AA-/A2	535,000	495,597
San Francisco City & County Redevelopment Financing Authority, 0% due 8/1/2023 (Redevelopment Project; Insured: Natl-Re)	AA-/A2	1,025,000	885,549
San Francisco City & County Redevelopment Financing Authority, 6.50% due 8/1/2039 pre-refunded 8/1/2019 (Mission Bay North Redevelopment)	A-/NR	250,000	289,010
San Francisco City & County Redevelopment Financing Authority, 6.75% due 8/1/2041 pre-refunded 2/1/2021 (Mission Bay North Redevelopment)	A-/NR	500,000	621,570
San Jose Redevelopment Agency, 5.50% due 8/1/2035 (Merged Area Redevelopment)	A/A2	1,000,000	1,127,540
Southeast Resource Recovery Facilities Authority, 5.25% due 12/1/2016 (Insured: AMBAC)	AA-/A2	225,000	225,866
Union Elementary School District, 0% due 9/1/2027 (Santa Clara County District Schools; Insured: Natl-Re)	AA+/NR	905,000	699,954

COLORADO — 2.03%
Denver Convention Center Hotel Authority, 5.125% due 12/1/2026 (Insured: Syncora)	BBB-/Baa3	2,450,000	2,457,644
Denver Convention Center Hotel Authority, 5.00% due 12/1/2030 (Insured: Syncora)	BBB-/Baa3	450,000	451,062
Denver Convention Center Hotel Authority, 5.00% due 12/1/2035 (Insured: Syncora)	BBB-/Baa3	605,000	606,295
Eagle River Fire District, 6.625% due 12/1/2024 pre-refunded 12/1/2019	NR/NR	225,000	264,409
Eagle River Fire District, 6.875% due 12/1/2030 pre-refunded 12/1/2019	NR/NR	400,000	473,172
Public Authority for Colorado Energy, 5.75% due 11/15/2018 (Natural Gas Purchase)	BBB+/Baa1	410,000	432,533
Public Authority for Colorado Energy, 6.50% due 11/15/2038 (Natural Gas Purchase)	BBB+/Baa1	260,000	376,347
Regional Transportation District COP, 5.375% due 6/1/2031 (FasTracks Transportation System)	A/Aa3	500,000	566,980
Regional Transportation District COP, 5.00% due 6/1/2044 (FasTracks Transportation System)	A/Aa3	565,000	648,264

Annual Report    9

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Municipal Income Fund	September 30, 2016

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
CONNECTICUT — 2.89%
Connecticut Health & Educational Facilities Authority, 6.00% due 7/1/2039 pre-refunded 7/1/2019 (Ethel Walker School)	BBB/NR	$1,000,000	$1,136,290
State of Connecticut GO, 5.00% due 5/15/2027 (Various Capital Projects)	AA-/Aa3	3,000,000	3,752,820
State of Connecticut GO Floating Rate Note, 1.59% due 6/15/2018 (Various Capital Projects)	AA-/Aa3	3,000,000	3,014,370
State of Connecticut GO Floating Rate Note, 1.36% due 9/15/2017 (Various Capital Projects)	AA-/Aa3	1,000,000	1,000,660

DELAWARE — 0.36%
Delaware HFA, 5.00% due 7/1/2021 (Nanticoke Memorial Hospital)	BBB/NR	1,000,000	1,114,660

DISTRICT OF COLUMBIA — 0.35%
Metropolitan Washington Airports Authority, 0% due 10/1/2027 (Dulles Toll Road; Insured: AGM)	AA/A3	1,500,000	1,076,850

FLORIDA — 3.82%
City of Miami GO, 5.00% due 1/1/2017 (Homeland Defense/Neighborhood Capital Improvements)	AA-/A1	1,245,000	1,256,454
City of Miami GO, 5.00% due 1/1/2018 (Homeland Defense/Neighborhood Capital Improvements)	AA-/A1	1,790,000	1,870,174
Florida Higher Educational Facilities Financing Authority, 5.00% due 4/1/2027 (Nova Southeastern University)	A-/Baa1	1,000,000	1,161,830
Miami-Dade County Expressway Authority, 5.00% due 7/1/2022 (Toll System Five-Year Work Program)	A/A2	625,000	748,369
Miami-Dade County Expressway Authority, 5.00% due 7/1/2024 (Toll System Five-Year Work Program)	A/A2	625,000	776,519
Miami-Dade County School Board COP, 5.00% due 8/1/2027 (District School Facilities and Infrastructure)	A/A1	1,100,000	1,282,325
Orange County, 0% due 10/1/2016 (County Correctional Facilities and Communications System; Insured: AMBAC)	NR/NR	410,000	409,983
Pinellas County Educational Facilities Authority, 5.25% due 10/1/2030 (Barry University)	BBB/NR	500,000	564,015
Sarasota County Public Hospital Board, 5.198% due 10/1/2021 (Sarasota Memorial Hospital; Insured: Natl-Re)	AA-/A1	1,000,000	1,042,030
Tampa Sports Authority, 5.75% due 10/1/2020 (Tampa Bay Arena; Insured: Natl-Re)	AA-/NR	820,000	883,394
Volusia County Educational Facilities Authority, 5.00% due 10/15/2030 (Embry-Riddle Aeronautical University, Inc.)	NR/Baa1	1,500,000	1,781,730

GEORGIA — 0.86%
City of Atlanta, 6.25% due 11/1/2034 pre-refunded 11/1/2019 (Water and Wastewater Capital Improvement Program)	AA-/Aa3	500,000	580,180
Development Authority of Fulton County, 5.00% due 10/1/2019 (Georgia Tech Athletic Assoc.)	NR/A2	1,000,000	1,114,250
Main Street Natural Gas, Inc., 5.00% due 3/15/2018 (Georgia Gas)	A-/A3	515,000	540,364
Main Street Natural Gas, Inc., 5.50% due 9/15/2023 (Georgia Gas)	BBB+/NR	350,000	422,632

GUAM — 3.40%
Government of Guam, 5.00% due 11/15/2031 (Economic Development)	A/NR	2,000,000	2,343,300
Government of Guam, 5.00% due 11/15/2032 (Various Capital Projects)	A/NR	3,000,000	3,496,590
Government of Guam, 5.75% due 12/1/2034 pre-refunded 12/1/2019 (Layon Solid Waste Disposal Facility)	BBB+/NR	500,000	574,300
Government of Guam Department of Education COP, 6.875% due 12/1/2040 (John F. Kennedy High School)	B+/NR	1,000,000	1,100,860
Government of Guam GO, 7.00% due 11/15/2039 pre-refunded 11/15/2019 (Economic Development)	NR/NR	520,000	615,836
Guam Power Authority, 5.00% due 10/1/2027 (Electric Power System; Insured: AGM)	AA/A2	1,000,000	1,180,520
Guam Waterworks Authority, 5.25% due 7/1/2024 (Water and Wastewater System)	A-/Baa2	500,000	594,505
Guam Waterworks Authority, 5.00% due 7/1/2028 (Water and Wastewater System)	A-/Baa2	500,000	577,045

IDAHO — 0.33%
State of Idaho GO, 2.00% due 6/30/2017	SP-1+/Mig1	1,000,000	1,008,310

ILLINOIS — 8.59%
Board of Education of the City of Chicago GO, 5.00% due 12/1/2020 (Education Capital Improvement Program; Insured: AGM)	AA/A2	365,000	373,359
Chicago Park District GO, 5.00% due 1/1/2035 (Various Capital Projects)	AA+/NR	2,000,000	2,214,900
City of Chicago, 0% due 11/1/2018 (Water System Improvements; Insured: AMBAC)	A+/Baa1	305,000	294,316
City of Chicago, 5.00% due 11/1/2029 (Water System Improvements)	A/Baa2	200,000	226,592
City of Chicago, 5.00% due 1/1/2030 (Wastewater Transmission System)	A/NR	1,500,000	1,742,805
City of Chicago, 5.00% due 1/1/2031 (Riverwalk Expansion Project; Insured: AGM)	AA/A2	500,000	573,140
City of Chicago GO, 5.00% due 1/1/2020 (Capital Projects; Insured: AGM)	AA/A2	475,000	476,648
City of Chicago GO, 5.00% due 1/1/2026 (Debt Restructuring)	BBB+/NR	500,000	541,945
City of Chicago GO, 5.25% due 1/1/2035 (Various Infrastructure Projects)	BBB+/Ba1	500,000	520,020
Cook County GO, 5.25% due 11/15/2033	AA-/A2	1,000,000	1,095,190
Illinois Finance Authority, 5.00% due 8/1/2029 (Advocate Health Care Network)	AA/Aa2	2,195,000	2,645,765
Illinois Finance Authority, 5.00% due 8/15/2035 (Silver Cross Hospital & Medical Centers)	NR/Baa1	2,355,000	2,717,552
Illinois Finance Authority, 5.75% due 11/15/2037 pre-refunded 11/15/2017 (OSF Healthcare System)	A/A2	330,000	348,110
Illinois Finance Authority, 6.00% due 5/15/2039 (OSF Healthcare System)	A/A2	1,545,000	1,777,569
Illinois Toll Highway Authority, 5.00% due 1/1/2037 (Move Illinois Program)	AA-/Aa3	1,000,000	1,185,900
Kane, Cook, & DuPage Counties School District No. 46 GO, 5.00% due 1/1/2028	AA-/NR	1,000,000	1,178,650
Kane, Cook, & DuPage Counties School District No. 46 GO, 5.00% due 1/1/2031	AA-/NR	2,255,000	2,612,170

10    Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Municipal Income Fund	September 30, 2016

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Metropolitan Pier & Exposition Authority, 5.00% due 6/15/2050 (McCormick Place)	BBB-/Baa3	$1,500,000	$1,582,875
Metropolitan Water Reclamation District of Greater Chicago GO, 5.25% due 12/1/2032 (Various Capital Improvement Projects)	AA+/Aa2	40,000	51,462
State of Illinois, 5.00% due 6/15/2027 (Build Illinois)	AAA/NR	3,000,000	3,771,870
Village of Melrose Park GO, 6.75% due 12/15/2016 (Redevelopment Project Costs; Insured: Natl-Re)	A-/A3	90,000	90,896
Will County School District No. 114 GO, 0% due 12/1/2023 (Educational Facilities; Insured: Natl-Re)	NR/A3	570,000	482,659

INDIANA — 1.72%
City of Carmel Redevelopment District COP, 6.50% due 7/15/2035 pre-refunded 1/15/2021 (Performing Arts Center)	NR/NR	1,000,000	1,215,300
City of Whiting Environmental Facilities, 5.00% due 3/1/2046 (BP Products North America Inc. Project) (AMT)	A-/A2	2,500,000	2,962,350
Indiana Finance Authority, 6.375% due 9/15/2041 (Marian University)	BBB-/NR	1,000,000	1,133,210

KANSAS — 1.09%
City of Wichita, 5.90% due 12/1/2016 (Brentwood Apartments)	B/NR	90,000	89,942
City of Wichita, 5.85% due 12/1/2025 (Brentwood Apartments)	B/NR	895,000	850,456
Unified Government of Wyandotte County/Kansas City, 5.00% due 9/1/2031 (Utility System Improvement)	A+/A3	1,000,000	1,206,500
Unified Government of Wyandotte County/Kansas City, 5.00% due 9/1/2032 (Utility System Improvement)	A+/A3	1,000,000	1,202,470

KENTUCKY — 4.06%
Commonwealth of Kentucky State Property and Buildings Commission, 5.00% due 11/1/2020 pre-refunded 11/1/2018 (Project No. 89; Insured: AGM)	AA/Aa3	2,500,000	2,711,525
Commonwealth of Kentucky State Property and Buildings Commission, 5.00% due 11/1/2026 (Project No. 112)	A/Aa3	5,000,000	6,254,050
County of Owen, 6.25% due 6/1/2039 (Kentucky-American Water Co. Project)	A/A3	540,000	599,362
Kentucky Economic DFA, 0% due 10/1/2021 (Norton Healthcare, Inc.; Insured: Natl-Re)	AA-/A3	715,000	640,311
Kentucky Economic DFA, 0% due 10/1/2022 (Norton Healthcare, Inc.; Insured: Natl-Re)	AA-/A3	2,650,000	2,313,159

LOUISIANA — 1.92%
City of New Orleans, 5.00% due 12/1/2034 (Water System Facilities Improvement)	A-/NR	400,000	466,072
Louisiana Energy and Power Authority, 5.25% due 6/1/2038 (LEPA Unit No. 1; Insured: AGM)	AA/A2	2,000,000	2,339,880
Louisiana Public Facilities Authority, 5.00% due 7/1/2032 (Black & Gold Facilities; Insured: CIFG)	AA/A3	120,000	123,213
Louisiana Public Facilities Authority, 5.375% due 5/15/2043 pre-refunded 5/15/2017 (Ochsner Clinic Foundation)	NR/NR	140,000	144,011
Louisiana Public Facilities Authority, 5.375% due 5/15/2043 (Ochsner Clinic Foundation)	NR/Baa1	360,000	368,503
Parish of St. Charles, 4.00% due 12/1/2040 put 6/1/2022 (Valero Energy Corp. Refinery)	BBB/Baa2	2,250,000	2,489,130

MARYLAND — 1.13%
City of Baltimore, 5.00% due 7/1/2020 (Wastewater Projects)	AA/Aa2	3,055,000	3,500,297

MASSACHUSETTS — 0.29%
Massachusetts Development Finance Agency, 5.00% due 7/1/2032 (Jordan Hospital and Milton Hospital)	A-/A3	355,000	426,841
Massachusetts Development Finance Agency, 5.00% due 7/1/2033 (Jordan Hospital and Milton Hospital)	A-/A3	200,000	239,776
Massachusetts Educational Financing Authority, 6.00% due 1/1/2028	AA/NR	225,000	238,930

MICHIGAN — 7.78%
Board of Governors of Wayne State University, 5.00% due 11/15/2033 (Educational Facilities and Equipment)	A+/Aa3	1,250,000	1,491,637
City of Kalamazoo Hospital Finance Authority, 5.00% due 5/15/2036 (Bronson Methodist Hospital)	NR/A2	1,000,000	1,105,480
City of Kalamazoo Hospital Finance Authority, 5.25% due 5/15/2041 (Bronson Nursing and Rehabilitation Center)	NR/A2	1,000,000	1,134,340
City of Troy GO, 5.25% due 11/1/2032 (Downtown Development Authority-Community Center Facilities)	AAA/NR	1,025,000	1,216,214
County of Genesee GO, 5.375% due 11/1/2038 (Water Supply System; Insured: BAM)	AA/A2	1,000,000	1,169,590
Detroit City School District, 5.00% due 5/1/2025 (School Building & Site; Insured: Q-SBLF)	AA-/Aa1	1,000,000	1,156,100
Detroit City School District GO, 5.25% due 5/1/2027 (School Building & Site; Insured: AGM)	AA/Aa1	1,000,000	1,250,530
Livonia Public School District GO, 5.00% due 5/1/2036 (School Building & Site)	AA/A2	225,000	258,516
Michigan Finance Authority, 5.00% due 4/1/2031 (State Dept. of Human Services Office Buildings)	A+/NR	1,000,000	1,121,380
Michigan Finance Authority, 5.00% due 8/1/2032 (Beaumont Health Credit Group)	A/A1	5,000,000	5,919,500
Michigan Housing Development Authority, 3.375% due 11/1/2016 (AMT)	AA/NR	655,000	656,127
Michigan Public School Academy, 8.00% due 8/1/2035 (Will Carleton Charter School)	NR/NR	995,000	1,047,596
Michigan State Hospital Finance Authority, 5.00% due 7/15/2025 pre-refunded 7/15/2017 (Oakwood Southshore Medical Center)	A/A1	650,000	671,593
Michigan State Hospital Finance Authority, 5.75% due 11/15/2039 pre-refunded 11/15/2019 (Henry Ford Health System)	A/A3	1,000,000	1,144,770
Michigan Strategic Fund, 7.00% due 5/1/2021 (Detroit Edison Company; Insured: Natl-Re/AMBAC)	NR/NR	250,000	311,893
State of Michigan, 5.00% due 3/15/2025 (Jobs Today Highway Program & Governor’s Economic Stimulus Program)	AA/A2	1,000,000	1,250,730
Wayne County Airport Authority, 5.00% due 12/1/2031 (Detroit Metropolitan Wayne County Airport)	A/A2	650,000	768,852
Wayne County Airport Authority, 5.00% due 12/1/2033 (Detroit Metropolitan Wayne County Airport)	A/A2	825,000	971,850
Wayne County Airport Authority, 5.00% due 12/1/2034 (Detroit Metropolitan Wayne County Airport)	A/A2	1,140,000	1,340,161

Annual Report    11

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Municipal Income Fund	September 30, 2016

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
MINNESOTA — 0.18%
St. Paul Housing & Redevelopment Authority, 5.25% due 5/15/2023 pre-refunded 11/15/2016	A/Aaa	$115,000	$115,637
Washington County Housing Redevelopment Authority, 5.625% due 6/1/2037 pre-refunded 6/1/2017 (Birchwood and Woodbury Healthcare Facility Projects)	NR/NR	415,000	428,139

MISSOURI — 2.35%
St. Louis Municipal Finance Corp., 5.00% due 4/15/2024 (Refuse Facility and Municipal Garage)	A/NR	1,260,000	1,524,348
St. Louis Municipal Finance Corp., 5.00% due 4/15/2022 (Refuse Facility and Municipal Garage)	A/NR	805,000	943,259
St. Louis Municipal Finance Corp., 5.00% due 4/15/2023 (Refuse Facility and Municipal Garage)	A/NR	1,200,000	1,434,444
Tax Increment Financing Commission of Kansas City, 5.25% due 3/1/2018 (Maincor Public Improvements) (ETM)	NR/NR	650,000	676,656
Tax Increment Financing Commission of Kansas City, 6.00% due 5/1/2030 (Union Hill Redevelopment Project)	NR/NR	2,505,000	2,673,136

NEBRASKA — 0.67%
Douglas County Health Facilities, 5.00% due 11/1/2029 (Nebraska Methodist Health System)	A-/NR	950,000	1,132,438
Douglas County Health Facilities, 5.00% due 11/1/2030 (Nebraska Methodist Health System)	A-/NR	800,000	949,488

NEW JERSEY — 2.80%
Higher Education Student Assistance Authority, 5.75% due 12/1/2039 (NJCLASS Student Loan Program) (AMT)	A/A2	750,000	837,142
New Jersey EDA, 5.00% due 3/1/2026 (School Facilities Construction)	A-/A3	1,000,000	1,128,540
New Jersey EDA, 5.50% due 9/1/2027 (School Facilities Construction; Insured: Natl-Re)	AA-/A3	1,000,000	1,255,330
New Jersey EDA, 5.00% due 6/15/2029 (School Facilities Construction)	A-/A3	2,000,000	2,265,620
New Jersey Transit Corp., 5.00% due 9/15/2020 (Federal Transit Administration Section 5307 Urbanized Area Formula Funds)	A/A3	1,000,000	1,109,160
New Jersey Transportation Trust Fund Authority, 2.04% due 6/15/2034 put 12/15/2021 (Transportation System Improvements)	A-/A3	1,000,000	961,050
New Jersey Transportation Trust Fund Authority, 5.00% due 6/15/2042 (Transportation System Improvements)	A-/A3	1,000,000	1,088,830

NEW MEXICO — 1.24%
City of Farmington, 4.70% due 9/1/2024 (Arizona Public Service Co.-Four Corners Project)	A-/A2	1,000,000	1,111,500
New Mexico Hospital Equipment Loan Council, 5.00% due 7/1/2032 (Haverland Carter Lifestyle Group)	NR/NR	2,500,000	2,729,125

NEW YORK — 9.60%
City of New York GO, 5.00% due 8/1/2023 (City Budget Financial Management)	AA/Aa2	3,000,000	3,715,290
City of New York GO, 5.00% due 8/1/2031 (City Budget Financial Management)	AA/Aa2	2,000,000	2,429,880
City of New York GO, 0.86% due 3/1/2040 put 10/3/2016 (Capital Projects) (daily demand notes)	AA/Aa2	8,950,000	8,950,000
City of Syracuse, 5.00% due 8/1/2017 (City Public and School Building Capital Projects; Insured: AGM) (State Aid Withholding)	AA/A1	400,000	401,452
New York City Municipal Water Finance Authority, 0.87% due 6/15/2032 put 10/3/2016 (Water and Sewer System; SPA: State Street Bank & Trust Co.) (daily demand notes)	AA+/Aa1	7,365,000	7,365,000
New York City Transitional Finance Authority, 0.88% due 11/1/2022 put 10/3/2016 (World Trade Center Recovery; SPA: Landesbank Hessen-Thuringen) (daily demand notes)	AAA/Aa1	2,550,000	2,550,000
New York City Transitional Finance Authority, 0.88% due 8/1/2031 put 10/3/2016 (City Capital Projects; SPA: Landesbank Hessen-Thuringen) (daily demand notes)	AAA/Aaa	250,000	250,000
New York State Housing Finance Agency, 0.88% due 11/1/2046 put 10/3/2016 (160 Madison Avenue Housing; LOC: PNC Bank, N.A.) (daily demand notes)	NR/A1	3,955,000	3,955,000

NORTH CAROLINA — 0.59%
North Carolina Medical Care Commission, 5.00% due 6/1/2029 (Vidant Health)	A+/A1	1,500,000	1,821,795

OHIO — 1.76%
American Municipal Power, Inc., 5.25% due 2/15/2018 (AMP Combined Hydroelectric Projects)	A/A2	500,000	529,085
City of Akron, 5.00% due 12/1/2031 (Community Learning Centers)	AA+/NR	625,000	740,838
Cleveland-Cuyahoga County Port Authority, 7.00% due 5/15/2040 (Flats East Development Project; LOC: FifthThird Bank)	BBB+/NR	950,000	1,080,074
County of Scioto, 5.00% due 2/15/2034 (Southern Ohio Medical Center)	NR/A2	1,025,000	1,237,954
Ohio Air Quality Development Authority, 5.70% due 8/1/2020 (FirstEnergy Nuclear Generation Corp.)	BB-/Ba2	1,000,000	961,540
Ohio Air Quality Development Authority, 3.625% due 10/1/2033 put 4/1/2020 (FirstEnergy Nuclear Generation Corp.)	BB-/Ba2	1,000,000	885,930

OREGON — 1.64%
State of Oregon GO, 2.00% due 6/30/2017 (Cash Management)	SP-1+/Mig1	5,000,000	5,044,600

PENNSYLVANIA — 6.66%
Allegheny County IDA, 6.75% due 8/15/2035 (Propel Charter School)	BBB-/NR	920,000	1,017,778
City of Philadelphia Gas Works, 5.00% due 10/1/2029	A/Baa1	1,000,000	1,225,250

12    Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Municipal Income Fund	September 30, 2016

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
City of Philadelphia Gas Works, 5.00% due 10/1/2030	A/Baa1	$1,000,000	$1,219,060
City of Philadelphia Gas Works, 5.00% due 10/1/2031	A/Baa1	1,000,000	1,212,160
County of Luzerne GO, 5.00% due 11/15/2029 (Insured: AGM)	AA/NR	1,000,000	1,165,210
Cumberland County Municipal Authority, 4.00% due 1/1/2017 (Diakon Lutheran Social Ministries)	NR/NR	300,000	302,178
Cumberland County Municipal Authority, 5.00% due 1/1/2018 (Diakon Lutheran Social Ministries)	NR/NR	425,000	444,903
Lancaster County Hospital Authority, 5.00% due 11/1/2019 (Masonic Villages Project)	A/NR	2,675,000	2,976,579
Lehigh County IDA, 0.90% due 2/15/2027 put 8/15/2017 (PPL Electric Utilities Corp.)	A/A1	5,500,000	5,494,720
Pennsylvania Economic DFA, 4.625% due 12/1/2018 (Colver Project; Insured: AMBAC) (AMT)	BBB-/Ba1	1,800,000	1,806,066
Pennsylvania Turnpike Commission, 5.35% due 12/1/2030 pre-refunded 12/1/2020 (Highway Improvements)	NR/NR	695,000	817,681
Pennsylvania Turnpike Commission, 5.35% due 12/1/2030 (Highway Improvements)	A-/A3	1,305,000	1,485,416
Philadelphia IDA, 6.00% due 8/1/2035 (Mast Charter School)	BBB/NR	1,000,000	1,108,660
Philadelphia School District GO, 4.50% due 9/1/2017 (Capital Improvements; Insured: BHAC) (State Aid Withholding)	AA+/Aa1	250,000	257,318

RHODE ISLAND — 0.25%
Housing Authority of the City of Pawtucket, 5.50% due 9/1/2022 (Public Housing Development)	A+/NR	315,000	372,273
Housing Authority of the City of Pawtucket, 5.50% due 9/1/2024 (Public Housing Development)	A+/NR	350,000	413,291

SOUTH CAROLINA — 0.37%
Spartanburg County School District No. 1 GO, 4.00% due 3/1/2017	AA/Aa1	1,125,000	1,140,131

SOUTH DAKOTA — 0.42%
South Dakota Health & Educational Facilities Authority, 5.00% due 7/1/2027 (Avera Health)	AA-/A1	400,000	458,244
South Dakota Health & Educational Facilities Authority, 5.50% due 11/1/2040 (Sanford Health)	A+/A1	750,000	835,560

TENNESSEE — 0.20%
Tennessee Energy Acquisition Corp., 5.25% due 9/1/2024	BBB+/A3	500,000	615,170

TEXAS — 8.48%
Austin Convention Enterprises, Inc., 5.25% due 1/1/2024 (Austin Convention Center; Insured: Syncora)	BBB-/Ba1	720,000	725,818
Austin Convention Enterprises, Inc., 5.00% due 1/1/2034 (Austin Convention Center; Insured: Syncora)	BBB-/Ba1	795,000	799,961
City of Houston, 5.00% due 9/1/2025 (Convention & Entertainment Facilities Department)	A-/A2	1,000,000	1,233,240
City of Houston, 5.00% due 9/1/2028 (Convention & Entertainment Facilities Department)	A-/A2	325,000	392,285
City of Houston, 5.00% due 11/15/2028 (Combined Utility System)	AA/Aa2	2,500,000	3,087,775
City of Houston, 5.00% due 9/1/2034 (Convention & Entertainment Facilities Department)	A-/A2	1,550,000	1,826,814
City of Houston GO, 5.00% due 3/1/2032 (Public Improvements)	AA/Aa3	3,000,000	3,648,390
City of Texas City Industrial Development Corp., 7.375% due 10/1/2020 (ARCO Pipe Line Co. Project)	A-/A2	1,165,000	1,423,583
Harris County-Houston Sports Authority, 5.00% due 11/15/2030	A-/A2	2,000,000	2,393,360
Kimble County Hospital District, 6.25% due 8/15/2033	NR/NR	500,000	554,035
La Vernia Higher Education Finance Corp., 6.25% due 8/15/2039 pre-refunded 8/15/2019 (Kipp, Inc.)	BBB/NR	1,000,000	1,147,640
Lower Colorado River Authority, 5.00% due 5/15/2026 pre-refunded 5/15/2022	NR/NR	20,000	24,142
Lower Colorado River Authority, 5.00% due 5/15/2026	A/A2	2,980,000	3,548,405
San Antonio Energy Acquisition Public Facilities Corp., 5.50% due 8/1/2021 (Natural Gas Supply Agreement)	BBB+/A3	40,000	46,946
San Juan Higher Education Finance Authority, 6.70% due 8/15/2040 pre-refunded 8/15/2020 (IDEA Public Schools)	BBB/NR	1,000,000	1,207,310
Texas Public Finance Authority Charter School Finance Corp., 5.00% due 8/15/2023 pre-refunded 8/15/2017 (IDEA Public Schools; Insured: ACA)	BBB/NR	155,000	160,684
Texas Public Finance Authority Charter School Finance Corp., 5.00% due 8/15/2030 pre-refunded 8/15/2017 (IDEA Public Schools; Insured: ACA)	BBB/NR	1,550,000	1,606,839
Texas Public Finance Authority Charter School Finance Corp., 6.20% due 2/15/2040 pre-refunded 2/15/2020 (Cosmos Foundation, Inc.)	BBB/NR	1,000,000	1,171,230
Texas Transportation Commission, 5.00% due 8/15/2034 (Central Texas Turnpike System)	BBB+/Baa1	1,000,000	1,169,880

U.S. VIRGIN ISLANDS — 0.17%
Virgin Islands Public Finance Authority, 6.75% due 10/1/2037	NR/B2	500,000	519,095

UTAH — 0.75%
Herriman City, 4.75% due 11/1/2022 pre-refunded 5/1/2020 (Towne Center Access and Utility Improvements)	AA-/NR	1,000,000	1,123,230
Utah Transit Authority, 5.00% due 6/15/2033 (Integrated Mass Transit System)	A+/A1	1,000,000	1,194,520

VIRGINIA — 0.80%
City of Lexington IDA, 5.25% due 1/1/2021 (Kendal at Lexington Residential Care Facility)	NR/NR	395,000	399,385
City of Lexington IDA, 5.375% due 1/1/2022 (Kendal at Lexington Residential Care Facility)	NR/NR	630,000	637,188
City of Lexington IDA, 5.375% due 1/1/2023 (Kendal at Lexington Residential Care Facility)	NR/NR	425,000	429,849
City of Lexington IDA, 5.375% due 1/1/2028 (Kendal at Lexington Residential Care Facility)	NR/NR	1,000,000	1,011,410

Annual Report    13

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Municipal Income Fund	September 30, 2016

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
WASHINGTON — 1.66%
Skagit County Public Hospital District No. 1, 5.75% due 12/1/2028 (Skagit Valley Hospital)	NR/Baa2	$1,510,000	$1,585,107
Washington Health Care Facilities Authority, 5.70% due 7/1/2038 (Overlake Hospital Medical Center)	A/A2	1,000,000	1,146,210
Washington Health Care Facilities Authority, 5.75% due 1/1/2045 (Catholic Health Initiatives)	A-/A3	2,000,000	2,389,340

WISCONSIN — 0.32%
Wisconsin Health & Educational Facilities Authority, 1.25% due 8/15/2025 put 8/15/2017 (Aurora Health Care, Inc.)	NR/A2	1,000,000	1,000,560

TOTAL INVESTMENTS — 96.54% (Cost $276,527,921)			$297,817,625
OTHER ASSETS LESS LIABILITIES — 3.46%			10,671,406

NET ASSETS — 100.00%			$308,489,031

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred subsequent to the reporting period end. Bonds issued with a maturity of one year or less are assigned Moody’s ratings from MIG-1 to MIG-4 and Standard and Poor’s ratings from SP-1+ to SP-3 with MIG-1 and SP-1+ being the strongest ratings.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ABAG	Association of Bay Area Governments
ACA	Insured by American Capital Access
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BAM	Insured by Build America Mutual Insurance Co.
BHAC	Insured by Berkshire Hathaway Assurance Corp.
CIFG	Insured by CIFG Assurance North America Inc.
COP	Certificates of Participation
DFA	Development Finance Authority
EDA	Economic Development Authority

ETM	Escrowed to Maturity
GO	General Obligation
HFA	Health Facilities Authority
HFFA	Health Facilities Financing Authority
IDA	Industrial Development Authority
Mtg	Mortgage
Natl-Re	Insured by National Public Finance Guarantee Corp.
Q-SBLF	Insured by Qualified School Bond Loan Fund
Syncora	Insured by Syncora Guarantee Inc.
USD	Unified School District

See notes to financial statements.

14    Annual Report

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Strategic Municipal Income Fund	September 30, 2016

ASSETS
Investments at value (cost $276,527,921) (Note 3)	$297,817,625
Cash	454,547
Receivable for investments sold	7,115,199
Receivable for fund shares sold	931,365
Interest receivable	3,150,526
Prepaid expenses and other assets	24,773

Total Assets	309,494,035

LIABILITIES
Payable for fund shares redeemed	648,837
Payable to investment advisor and other affiliates (Note 4)	238,123
Accounts payable and accrued expenses	60,866
Dividends payable	57,178

Total Liabilities	1,005,004

NET ASSETS	$308,489,031

NET ASSETS CONSIST OF
Undistributed net investment income	$3,353
Net unrealized appreciation on investments	21,289,704
Accumulated net realized gain (loss)	(79,190)
Net capital paid in on shares of beneficial interest	287,275,164

$308,489,031

NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($79,058,490 applicable to 5,092,029 shares of beneficial interest outstanding - Note 5)	$15.53
Maximum sales charge, 2.00% of offering price	0.32

Maximum offering price per share	$15.85

Class C Shares:
Net asset value and offering price per share* ($38,772,985 applicable to 2,494,751 shares of beneficial interest outstanding - Note 5)	$15.54

Class I Shares:
Net asset value, offering and redemption price per share ($190,657,556 applicable to 12,268,065 shares of beneficial interest outstanding - Note 5)	$15.54

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Annual Report    15

STATEMENT OF OPERATIONS

Thornburg Strategic Municipal Income Fund	Year Ended September 30, 2016

INVESTMENT INCOME
Interest income (net of premium amortized of $1,730,687)	$9,330,028

EXPENSES
Investment advisory fees (Note 4)	2,086,245
Administration fees (Note 4)
Class A Shares	90,093
Class C Shares	43,187
Class I Shares	85,771
Distribution and service fees (Note 4)
Class A Shares	180,186
Class C Shares	207,136
Transfer agent fees
Class A Shares	55,195
Class C Shares	23,610
Class I Shares	106,199
Registration and filing fees
Class A Shares	23,668
Class C Shares	21,250
Class I Shares	27,175
Custodian fees (Note 2)	46,685
Professional fees	55,756
Accounting fees (Note 4)	11,499
Trustee fees	12,080
Other expenses	18,291

Total Expenses	3,094,026
Less:
Expenses reimbursed by investment advisor (Note 4)	(62,957)

Net Expenses	3,031,069

Net Investment Income	6,298,959

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	(14,740)
Net change in unrealized appreciation (depreciation) on investments	6,349,988

Net Realized and Unrealized Gain	6,335,248

Net Increase in Net Assets Resulting from Operations	$12,634,207

See notes to financial statements.

16    Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Strategic Municipal Income Fund

	Year Ended September 30, 2016	Year Ended September 30, 2015
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$6,298,959	$5,972,241
Net realized gain (loss) on investments	(14,740)	(64,450)
Net unrealized appreciation (depreciation) on investments	6,349,988	(459,355)

Net Increase (Decrease) in Net Assets Resulting from Operations	12,634,207	5,448,436

DIVIDENDS TO SHAREHOLDERS
From net investment income
Class A Shares	(1,518,969)	(1,527,762)
Class C Shares	(621,799)	(567,402)
Class I Shares	(4,158,191)	(3,877,077)
From realized gains
Class A Shares	—	(46,826)
Class C Shares	—	(20,477)
Class I Shares	—	(107,131)
FUND SHARE TRANSACTIONS (NOTE 5)
Class A Shares	10,728,657	5,512,992
Class C Shares	8,907,855	2,985,965
Class I Shares	34,729,848	15,285,881

Net Increase in Net Assets	60,701,608	23,086,599

NET ASSETS
Beginning of Year	247,787,423	224,700,824

End of Year	$308,489,031	$247,787,423

Undistributed net investment income	$3,353	$3,353

See notes to financial statements.

Annual Report    17

NOTES TO FINANCIAL STATEMENTS

Thornburg Strategic Municipal Income Fund	September 30, 2016

NOTE 1 – ORGANIZATION

Thornburg Strategic Municipal Income Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of twenty separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to seek a high level of current income exempt from federal individual income tax, as is consistent in the view of Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”).

The Fund currently offers three classes of shares of beneficial interest outstanding: Class A, Class C, and Institutional Class (“Class I”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.

Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.

Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by the Advisor. Dividends are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.

Investment Income: Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to call dates or maturity dates using the effective yield method of the respective investments, which is included in interest income on the Statement of Operations.

Custodian Fees: Custodian fees disclosed in the Statement of Operations may include interest expenses incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on any such cash overdraft at a rate equal to 2.50% of the overdraft amount in excess of $50,000.

Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment

18    Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Municipal Income Fund	September 30, 2016

for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.

The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed each uncertain tax position believed to be material in the preparation of the Fund’s financial statements for the fiscal year ended September 30, 2016, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Fund has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities.

At September 30, 2016, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$276,527,921

Gross unrealized appreciation on a tax basis	$21,570,855
Gross unrealized depreciation on a tax basis	(281,151)

Net unrealized appreciation (depreciation) on investments (tax basis)	$21,289,704

At September 30, 2016, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2015 through September 30, 2016 of $50,792. For tax purposes, such losses will be recognized in the year ending September 30, 2017.

At September 30, 2016, the Fund had cumulative tax basis capital losses of $28,398, (of which $10,848 are short-term and $17,550 are long-term) generated after September 30, 2011, which may be carried forward to offset future capital gains. To the extent such carry-forwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire.

At September 30, 2016, the Fund had $60,531 of undistributed net tax-exempt income, no undistributed tax basis net ordinary income and no undistributed tax basis capital gains.

Distributions from tax exempt income paid by the Fund for the years ended September 30, 2016 and September 30, 2015 are excludable by shareholders from gross income for Federal income tax purposes.

The tax character of distributions paid during the years ended September 30, 2016, and September 30, 2015, was as follows:

	2016	2015
Distributions from:
Tax exempt income	$6,207,463	$5,869,818
Ordinary income	91,496	161,156
Capital gains	—	115,701

Total	$6,298,959	$6,146,675

NOTE 3 – SECURITY VALUATION

Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.

Annual Report    19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Municipal Income Fund	September 30, 2016

The Trustees of the Trust have appointed the Advisor to assist the Trustees in obtaining market values for portfolio investments, evaluate and monitor professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.

In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Securities: Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.

In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider merits review for significant reasons, the Committee decides whether or not to use the valuation calculated by the pricing service provider or to use an alternative method approved by the Audit Committee to calculate a fair value for the obligation.

Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.

Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).

Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are characterized as Level 2 within the valuation hierarchy.

In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment, and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.

Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.

20    Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Municipal Income Fund	September 30, 2016

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2016. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at September 30, 2016
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities
Municipal Bonds	$297,817,625	$—	$297,817,625	$—

Total Investments in Securities	$297,817,625	$—	$297,817,625	$—

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between levels for the year ended September 30, 2016.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. Under the investment advisory agreement, the Fund pays the Advisor a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Daily Net Assets	Fee Rate
Up to $500 million	0.750%
Next $500 million	0.675
Next $500 million	0.625
Next $500 million	0.575
Over $2 billion	0.500

The Fund’s effective management fee for the year ended September 30, 2016 was 0.75% of the Fund’s average dividend assets.

The Fund pays to the Advisor the costs of personnel who perform certain accounting services for the Fund. For the year ended September 30, 2016 the Fund paid $11,499 to the Advisor for these accounting services. The Trust has also entered into administrative service agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. Total administrative service fees incurred by each class of shares of the Fund for the year ended September 30, 2016, are set forth in the Statement of Operations.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the year ended September 30, 2016, the Distributor has advised the Fund that it earned net commissions aggregating $935 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $4,395 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to Class A and Class C shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the year ended September 30, 2016, there were no 12b-1 service plan fees charged for Class I shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.

The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .35 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the year ended September 30, 2016, are set forth in the Statement of Operations.

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed levels as specified in the Fund’s most recent prospectus. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before February 1, 2017, unless the Advisor ceases to be the investment advisor to the Trust or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor retain the right to be repaid by the Fund for fee waivers and expense reimbursements if expenses fall below the contractual limit prior to the end of the fiscal year.

Annual Report    21

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Municipal Income Fund	September 30, 2016

For the year ended September 30, 2016, the Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $26,190 for Class A shares and $36,767 for Class C shares.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

The percentage of direct investments in the Fund held by appointed Trustees, Officers, and the Advisor is approximately 8.75%.

The Fund may sell securities to an affiliated fund, or the Fund may purchase securities held by an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the year ended September 30, 2016, the Fund had transactions with affiliated funds of $3,700,326 in purchases and $10,901,725 in sales.

NOTE 5 – SHARES OF BENEFICIAL INTEREST

At September 30, 2016, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2016		Year Ended September 30, 2015
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	1,882,295	$29,048,882	1,498,078	$22,857,138
Shares issued to shareholders in reinvestment of dividends	91,530	1,411,031	95,940	1,458,653
Shares repurchased	(1,283,224)	(19,731,256)	(1,237,044)	(18,802,799)

Net increase (decrease)	690,601	$10,728,657	356,974	$5,512,992

Class C Shares
Shares sold	1,073,899	$16,569,930	571,928	$8,720,448
Shares issued to shareholders in reinvestment of dividends	36,232	559,203	34,108	519,034
Shares repurchased	(531,309)	(8,221,278)	(411,444)	(6,253,517)

Net increase (decrease)	578,822	$8,907,855	194,592	$2,985,965

Class I Shares
Shares sold	5,173,837	$79,887,572	3,149,898	$48,040,749
Shares issued to shareholders in reinvestment of dividends	235,073	3,628,305	235,896	3,590,289
Shares repurchased	(3,157,683)	(48,786,029)	(2,388,594)	(36,345,157)

Net increase (decrease)	2,251,227	$34,729,848	997,200	$15,285,881

NOTE 6 – INVESTMENT TRANSACTIONS

For the year ended September 30, 2016, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $70,449,025 and $27,463,812, respectively.

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, interest rate risk, credit risk, high yield risk, market and economic risk, liquidity risk, and derivatives risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between September 30, 2016 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

22    Annual Report

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Annual Report    23

FINANCIAL HIGHLIGHTS

    Thornburg Strategic Municipal Income Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the Year)								RATIOS TO AVERAGE NET ASSETS				SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Year	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Year	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, After Expense Reductions and Net of Custody Credits (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of Year (Thousands)
CLASS A SHARES
2016(b)	$15.16	0.33	0.37	0.70	(0.33)	—	(0.33)	$15.53	2.11	1.25	1.25	1.29	4.63	11.24	$79,058
2015(b)	$15.19	0.35	(0.02)	0.33	(0.35)	(0.01)	(0.36)	$15.16	2.28	1.25	1.25	1.31	2.18	12.13	$66,722
2014(b)	$14.40	0.41	0.85	1.26	(0.42)	(0.05)	(0.47)	$15.19	2.82	1.25	1.25	1.31	8.93	21.89	$61,424
2013(b)	$15.17	0.41	(0.74)	(0.33)	(0.41)	(0.03)	(0.44)	$14.40	2.74	1.25	1.25	1.31	(2.21)	37.42	$52,278
2012(b)	$14.06	0.49	1.13	1.62	(0.50)	(0.01)	(0.51)	$15.17	3.34	1.25	1.25	1.31	11.71	12.52	$65,446
CLASS C SHARES
2016	$15.17	0.28	0.37	0.65	(0.28)	—	(0.28)	$15.54	1.80	1.55	1.55	1.66	4.32	11.24	$38,773
2015	$15.20	0.30	(0.02)	0.28	(0.30)	(0.01)	(0.31)	$15.17	1.98	1.55	1.55	1.70	1.87	12.13	$29,073
2014	$14.41	0.37	0.84	1.21	(0.37)	(0.05)	(0.42)	$15.20	2.53	1.55	1.55	1.72	8.60	21.89	$26,168
2013	$15.18	0.37	(0.74)	(0.37)	(0.37)	(0.03)	(0.40)	$14.41	2.44	1.55	1.55	1.73	(2.50)	37.42	$21,344
2012	$14.07	0.45	1.12	1.57	(0.45)	(0.01)	(0.46)	$15.18	3.04	1.55	1.55	1.78	11.38	12.52	$23,521
CLASS I SHARES
2016	$15.17	0.38	0.37	0.75	(0.38)	—	(0.38)	$15.54	2.42	0.93	0.93	0.93	4.96	11.24	$190,658
2015	$15.20	0.39	(0.01)	0.38	(0.40)	(0.01)	(0.41)	$15.17	2.60	0.93	0.93	0.93	2.50	12.13	$151,992
2014	$14.41	0.46	0.85	1.31	(0.47)	(0.05)	(0.52)	$15.20	3.12	0.94	0.93	0.94	9.27	21.89	$137,109
2013	$15.18	0.45	(0.73)	(0.28)	(0.46)	(0.03)	(0.49)	$14.41	3.04	0.95	0.95	0.96	(1.92)	37.42	$89,262
2012	$14.07	0.53	1.13	1.66	(0.54)	(0.01)	(0.55)	$15.18	3.62	0.95	0.95	0.95	12.03	12.52	$92,386

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
+	Based on weighted average shares outstanding.

See notes to financial statements.

24 Annual Report	Annual Report 25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg Strategic Municipal Income Fund

To the Trustees and Shareholders of

Thornburg Strategic Municipal Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Thornburg Strategic Municipal (the “Fund”) at September 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2016 by correspondence with the custodian, brokers, transfer agent, and the application of alternative procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 18, 2016

26    Annual Report

EXPENSE EXAMPLE

Thornburg Strategic Municipal Income Fund	September 30, 2016 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2016, and held until September 30, 2016.

	Beginning Account Value 4/1/16	Ending Account Value 9/30/16	Expenses paid During period† 4/1/16–9/30/16
Class A Shares
Actual	$1,000.00	$1,019.60	$6.31
Hypothetical*	$1,000.00	$1,018.75	$6.31
Class C Shares
Actual	$1,000.00	$1,017.40	$7.81
Hypothetical*	$1,000.00	$1,017.25	$7.81
Class I Shares
Actual	$1,000.00	$1,020.60	$4.68
Hypothetical*	$1,000.00	$1,020.37	$4.68

†	Expenses are equal to the annualized expense ratio for each class (A: 1.25%; C: 1.55%; I: 0.93%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report    27

TRUSTEES AND OFFICERS

Thornburg Strategic Municipal Income Fund	September 30, 2016 (Unaudited)

Name, Age, Year Elected Position Held with Fund	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
INTERESTED TRUSTEES(1)(2)(4)

Garrett Thornburg, 71 Trustee since 1987, Chairman of Trustees(3)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman and controlling shareholder of Thornburg Securities Corporation (securities dealer); Chairman and CEO of Chamisa Energy, LLC; President of the Thornburg Foundation (nonprofit).	None

Brian J. McMahon, 61 Trustee since 2001, Vice Chairman of Trustees, Member of Governance & Nominating Committee & Operations Risk Oversight Committee(5)	Chief Investment Officer, Managing Director, and Portfolio Manager and, until 2016, CEO and President of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	None

INDEPENDENT TRUSTEES(1)(2)(4)

David A. Ater, 71 Trustee since 1994, Member of Audit Committee & Chairman of Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None

David D. Chase, 75 Trustee since 2000, Chairman of Audit Committee	Managing Member of CS Group, LLC, Santa Fe, NM (private investment fund – family office).	None

Sally Corning, 55 Trustee since 2012, Member of Audit Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity firm with investment programs encompassing venture capital, mezzanine debt, and growth equity).	None

Susan H. Dubin, 67 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

David L. Gardner, 53 Trustee since 2015, Member of Operations Risk Oversight Committee	Until 2012, head of EMEA (Europe, Middle East and Africa) Sales for iShares of Blackrock, Inc., EMEA Executive Committee Member and EMEA Operating Committee Member at Blackrock, Inc.	None

Owen D. Van Essen, 62 Trustee since 2004, Member of Governance & Nominating Committee & Chairman of Operations Risk Oversight Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 57 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None

28    Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Strategic Municipal Income Fund	September 30, 2016 (Unaudited)

Name, Age, Year Elected Position Held with Fund	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(7)

Nimish Bhatt, 53 Treasurer since 2016(6)	Chief Financial Officer and Treasurer of Thornburg Investment Management, Inc. and Thornburg Securities Corporation since 2016; Senior Vice President (2004-2016), Chief Financial Officer (2011-2016), and Head of Fund Administration (2011-2016) of Calamos Asset Management, Inc., Calamos Investments LLC, Calamos Advisors LLC, and Calamos Wealth Management; Director of Calamos Global Funds plc (2007-2016).	Not applicable

Jason Brady, 42 President since 2016(6)	CEO and President since 2016, Vice President from 2011 to 2016, Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation since 2016.	Not applicable

Kathleen Brady, 56 Vice President since 2008	Tax Manager Fund Accounting of Thornburg Investment Management, Inc.	Not applicable

Connor Browne, 37 Vice President since 2006	Portfolio Manager, Vice President since 2013, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Tim Cunningham, 41 Vice President since 2014	Managing Director since 2011, Portfolio Manager since 2012, and Associate Portfolio Manager from 2009–2012 of Thornburg Investment Management, Inc.	Not applicable

Randy Dry, 42 Vice President since 2014	Vice President and Managing Director, Director of Institutional Group from 2014-2016, and since 2016, Chief Administrative Officer of Thornburg Investment Management, Inc.	Not applicable

Greg Dunn, 40 Vice President since 2014	Managing Director, Portfolio Manager since 2012, and Associate Portfolio Manager from 2009–2012 of Thornburg Investment Management, Inc.	Not applicable

Lon Erickson, 41 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

William V. Fries, 77 Vice President since 1995	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 45 Vice President since 2006	Vice President since 2011, Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Rolf Kelly, 37 Vice President since 2016	Portfolio Manager and Managing Director since 2013 and Associate Portfolio Manager from 2011–2013 of Thornburg Investment Management, Inc.	Not applicable

Ben Kirby, 36 Vice President since 2014	Portfolio Manager and Managing Director since 2013 and Associate Portfolio Manager from 2011–2013 of Thornburg Investment Management, Inc.	Not applicable

Jeff Klingelhofer, 41 Vice President since 2016	Portfolio Manager and Managing Director since 2015, Associate Portfolio Manager from 2012–2015, and Fixed Income Analyst from 2010–2012 of Thornburg Investment Management, Inc.	Not applicable

Rob MacDonald, 40 Vice President since 2016	Managing Director since 2015, Portfolio Manager since 2014, and Associate Portfolio Manager from 2011–2014 of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 49 Vice President since 2001	Vice President, Managing Director, and Director of Marketing of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	Not applicable

Christopher Ryon, 60 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Nicholos Venditti, 35 Vice President since 2016	Portfolio Manager and Managing Director since 2015 and Associate Portfolio Manager from 2011–2015 of Thornburg Investment Management, Inc.	Not applicable

Annual Report    29

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Strategic Municipal Income Fund	September 30, 2016 (Unaudited)

Name, Age, Year Elected Position Held with Fund	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

Vinson Walden, 46 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 45 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 42 Vice President since 2003 Secretary since 2007(6)	Managing Director, Director of Mutual Fund Operations, and Vice President of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	Not applicable

Charles Wilson, 41 Vice President since 2016	Portfolio Manager and Managing Director since 2014 and Associate Portfolio Manager from 2012–2014 of Thornburg Investment Management, Inc.; Co-Portfolio Manager of Marsico Capital Management from 2010–2012.	Not applicable

Di Zhou, 38 Vice President since 2016	Portfolio Manager and Managing Director since 2016, Associate Portfolio Manager from 2014–2016, and Equity Research Analyst from 2010–2014 of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is a separate investment “Fund” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, all the Funds of the Trust. Each Trustee oversees all the Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the sole director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	The Bylaws of the Trust currently require that each Trustee shall retire by the end of the calendar year during which the Trustee reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(5)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the chief investment officer of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Assistant vice presidents, assistant secretaries, and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

30    Annual Report

OTHER INFORMATION

Thornburg Strategic Municipal Income Fund	September 30, 2016 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy. A description of the Policy is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg. com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the tax year ended September 30, 2016, dividends paid by the Fund of $6,207,463 (or the maximum allowed) are tax exempt dividends and $91,496 are taxable ordinary investment income dividends for federal income tax purposes. The information and the distributions reported herein may differ from the information and distributions reported to the shareholders for the calendar year ending December 31, 2016. Complete information will be reported in conjunction with your 2016 Form 1099.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg. com/download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Strategic Municipal Income Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 13, 2016.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in May 2016 to consider aspects of their annual evaluation of the Advisor’s service to all of the funds of Thornburg Investment Trust, to plan the annual evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The independent Trustees met again in independent session in September to consider portions of the information submitted by the Advisor. The Advisor’s president and chief investment officer subsequently reviewed portions of the information with the Trustees and addressed questions from the Trustees at a full meeting session of the Trustees scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees considered a wide range of information and did not identify any single factor as controlling, and this summary does not describe all of the factors and other matters considered by the Trustees in making their determination.

Nature, Extent and Quality of Services. The Trustees considered presentations by the Advisor at meeting sessions scheduled for consideration of a continuation of the advisory agreement, and also noted their consideration of the reports the Trustees and their committees receive throughout the year on a wide variety of topics, and consideration they had given to a number of topics in previous years. Information identified by the Trustees in their evaluation as having been considered and contributing to their conclusions included Trustees’ assessments of the Advisor’s personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing levels and measures to maintain staffing levels and improve competencies, the Advisor’s commitment to attract and retain high quality portfolio management expertise through competitive compensation levels, the Advisor’s collaborative approach to investment management, the Fund’s investment performance over different periods of time, portfolio managers’ cognizance of and strategies to address market and economic trends and conditions, the evaluation and selection of individual investments, the structuring and composition of the Fund’s portfolio, management of Fund liquidity requirements, cognizance of and efforts to achieve tax efficiency, responses to share sale and redemption activity, continuing enhancements to the Advisor’s electronic and information systems and the Advisor’s

Annual Report    31

OTHER INFORMATION, CONTINUED

Thornburg Strategic Municipal Income Fund	September 30, 2016 (Unaudited)

engagement of outside firms to assist in improving or replacing those systems, the Advisor’s evaluation and selection of firms providing portfolio trade execution to the Fund and the Advisor’s measures to obtain favorable trade execution, the Advisor’s performance of accounting and other services, the Advisor’s continued commitment to observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, the quality and extent of written and oral reports to the Trustees over the course of the year, and other factors.

Investment Performance. The Trustees noted in their evaluation of the Fund’s investment performance the reports they had received in each regular meeting over the course of the year from the Advisor’s portfolio management personnel. The Trustees also noted in their evaluation their consideration of information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including the following items of information respecting the investment performance of the Fund: (1) the Fund’s absolute investment performance and achievement of stated objectives; (2) the Advisor’s written and oral explanations and commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions, (3) performance data for the six calendar years since the inception of the Fund’s investment operations, comparing the Fund’s annual investment returns to a fund category composed by an independent mutual fund analyst firm, and to a broad-based securities index, (4) the Fund’s investment performance for the three-month, year-to-date, one-year, three-year and five-year periods ending with the second quarter of the current year, comparing the Fund’s annualized returns to two mutual fund categories composed by independent mutual fund analyst firms and to a broad-based securities index, and assigning a percentage rank to the Fund’s performance for each period relative to each of the fund categories, and (5) comparative measures of correlation to equity indices, portfolio volatility, risk and return.

The Trustees noted that quarterly reports during the year and other information presented to them confirmed the Advisor’s continued conformity to the Fund’s stated investment objectives and policies.

The Trustees observed in reviewing comparative performance data for the six calendar years since the Fund’s inception that the Fund’s investment return for the most recent calendar year was comparable to the return of the securities index and the average return for the fund category, the Fund’s returns exceeded or were comparable to the returns of the index in all of the preceding five years, and that the Fund’s returns exceeded or were comparable to the average returns of the fund category in all of the preceding five years. Other quantitative data noted by the Trustees as having been considered in their evaluation showed that the Fund’s annualized investment returns fell in the second quartile of performance of the first fund category for the one-year period ended with the second quarter of the current year, fell in the top quartile of performance for the three-year period, and fell in the top decile of performance for the five-year period. Noted data also showed that the Fund’s annualized investment returns fell in the third quartile of performance of the second fund category for the one-year and three-year periods ended with the second quarter, and fell in the top quartile of performance for the five-year period. The Trustees attached additional significance to the performance of the Fund from the perspective of longer term shareholders.

Comparisons of Fee and Expense Levels. The Trustees recognized in their evaluation the clear disclosures of the Advisor’s fees and Fund expenses in the Fund’s prospectuses. Information noted by the Trustees as having been considered in this context included a variety of comparative data respecting the Fund’s fee and expense levels. This information included comparisons of the Fund’s advisory fee and overall Fund expenses to median and average fees and expenses charged to a category of mutual funds selected by an independent mutual fund analyst firm, comparisons of the advisory fee and other Fund expenses to the fee levels and expenses for two representative share classes of fund peer groups selected from the category by a second independent mutual fund analyst firm, the perspectives and advice from the second mutual fund analyst firm respecting comparisons of fund fee levels and expenses to fund peer groups, and other information. The Trustees noted the significant differences between the Fund and the available fund category and the limited size of the peer groups used for comparisons and the potentially reduced utility of those comparatives in evaluating the Fund’s fee and expense levels. Comparative fee and expense data considered by the Trustees showed that the advisory fee for the Fund was higher than the median fee level for the fund category, the level of total expense for a representative share class of the Fund was higher than the median and average expense levels for the category, and that the level of total expense for a second representative share class was also higher than the median and average levels for the category, but to a lesser degree. Data for the peer groups showed that the Fund’s advisory fee was higher than the median levels for two peer groups and at the top of the range for both groups, and that the total expense levels of the representative share classes were higher than the medians and at the top of the range of expense levels of their respective peer groups.

The Trustees noted their consideration of information respecting the advisory fees charged by the Advisor to other investment management clients, including sub-advised mutual funds, together with information about fees charged by other advisors to different clients, analysis of the differences between the requirements of institutional clients and mutual funds, analysis of the differences between the requirements of a sub-advised mutual fund and a fund as to which the investment advisor is the primary advisor and sponsor, descriptions of distinguishing characteristics of the sub-advised funds served by the Advisor, and the consequently different investment management services provided to the different categories of clients and the differing contexts in which the fee levels for these arrangements are established. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and that the fee rates charged by an investment advisor to different categories of clients had limited relevance to the evaluation of the fee rate charged by that advisor to mutual funds as to which it is the primary advisor and sponsor.

32    Annual Report

OTHER INFORMATION, CONTINUED

Thornburg Strategic Municipal Income Fund	September 30, 2016 (Unaudited)

Costs and Profitability of Advisor. In reviewing the profitability of the Advisor’s services to the Fund the Trustees considered an analysis of the Advisor’s costs and the profitability to the Advisor of its services, together with data respecting the overall profitability of a selection of other investment management firms. The Trustees noted that a portion of the Advisor’s profits are an important element in the compensation of shareholder employees. The Trustees considered in this regard information from the Advisor respecting investment of its profits to maintain staffing levels, pay competitive levels of compensation, and add to its information retrieval and management systems to maintain or improve service levels. The Trustees also considered the contribution of the Advisor’s cost management to its profitability, and the relationship of the Advisor’s financial resources and profitability in previous years to its ability to attract necessary personnel, invest in systems and other assets required for its service to the Fund, and maintain or improve service levels for the Fund notwithstanding fluctuations in revenues and profitability. The information considered did not indicate to the Trustees that the Advisor’s profitability was excessive.

Potential Economies of Scale. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect potential economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, comparisons of the fee breakpoint structure for the Fund with breakpoint structures (or the absence of such structures) for other funds in a peer group selected by an independent mutual fund analyst firm, the effects of the breakpoint structure and other expense factors realized by certain Funds of the Trust as their asset levels had increased, and the Advisor’s expenditures from its own profits and resources to maintain staffing levels, pay competitive levels of compensation, and add to its information retrieval and management systems to maintain or improve service levels. The information provided demonstrated to the Trustees that the Fund’s advisory fee breakpoint structure is reasonable in relation to the structures observed in the other funds in its peer group, and that shareholders may be expected to benefit from any economies of scale, due to the advisory agreement’s breakpoint fee structure for the Fund and other factors.

Potential Ancillary Benefits. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees noted disclosures by the Advisor of its receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

Summary of Conclusions. The Trustees concluded that the nature, extent and quality of the Advisor’s services performed under the advisory agreement remained sufficient. The Trustees further concluded that the absolute and relative investment performance of the Fund over a range of pertinent holding periods on the whole was satisfactory in the context of its objectives and strategies, and that the Advisor had continued to actively and competently pursue the Fund’s stated investment objectives and adhere to the Fund’s investment policies.

The Trustees further concluded, based upon their consideration of the foregoing factors and other information, that the level of the advisory fee charged to the Fund by the Advisor is reasonable in relation to the services provided by the Advisor in view of the nature, extent and quality of those services, the investment performance of the Fund after fees and expenses, the clear disclosure of fees and expenses in the Fund’s prospectus, comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds, and the other factors considered. The Trustees also observed, however, that notwithstanding the Fund had achieved positive investment returns in most years and provided satisfactory positive investment performance net of fees and expenses in most periods relative to a variety of comparatives, the Fund’s levels of advisory fees and total expenses relative to certain of the data considered indicated to the Trustees that some fee or expense reductions would be desirable. The Trustees accordingly requested, and the Advisor agreed to provide, a proposal for measures to reduce fees and expenses to lower levels.

Annual Report    33

TRUSTEES’ STATEMENT TO SHAREHOLDERS

Readopted September 12, 2016

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Trustees of Thornburg Investment Trust

34    Annual Report

THORNBURG FUNDS

Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $53 billion (as of September 30, 2016) across eight equity and 11 bond mutual funds, separate accounts for high-net-worth investors and institutional accounts, and five UCITS funds for non-U.S. investors.

The fund outlined in this report is one of many equity and fixed-income products available from Thornburg Investment Management.

Equity Funds

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg International Value Fund

•	Thornburg Better World International Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

Fixed Income Funds

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

•	Thornburg Low Duration Municipal Fund

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

Annual Report    35

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.

This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH1978

2    Annual Report

Annual Report

Thornburg California Limited Term Municipal Fund

September 30, 2016

Share Class	NASDAQ Symbol	CUSIP
Class A	LTCAX	885-215-426
Class C	LTCCX	885-215-418
Class I	LTCIX	885-215-392

Minimum investments for Class I shares may be higher than those for other classes. Class I shares may not be available to all investors.

Investments carry risks, including possible loss of principal. Portfolios investing in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Funds are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.

The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Diversification does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Annual Report    3

LETTER TO SHAREHOLDERS

Thornburg California Limited Term Municipal Fund	September 30, 2016 (Unaudited)

October 13, 2016

Dear Shareholder:

We are pleased to present the annual report for Thornburg California Limited Term Municipal Fund. The net asset value (NAV) of the Class A shares increased by 14 cents to $13.98 per share during the fiscal year ended September 30, 2016. If you were with us for the entire period, you received dividends of 17.9 cents per share. If you reinvested your dividends, you received 18.0 cents per share. Dividends were lower for Class C shares and higher for Class I shares to account for varying class-specific expenses. The Class A shares of your Fund underperformed the index with a 2.32% total return (without sales charge) for the fiscal year ended September 30, 2016, compared to the 2.95% total return for the BofA Merrill Lynch 1-10 Year U.S. Municipal Securities Index. The Fund generated 1.21% more price return and 1.84% less income than the index after accounting for the different treatment of bonds priced above and below par by the index versus the Fund.

Drivers of the Fund’s price return relative to its benchmark include its interest rate sensitivity, as measured by the Fund’s duration. Also, differing allocations along the Fund’s investment universe subtracted 0.78% of relative price performance. Sector allocations added 1.59% of relative price performance and its overweight to lower-credit-quality securities added 0.32% of relative price performance. Other risk factors (and accounting differences) totaled another 0.08% of relative price performance for the period.

The market’s returns were a result of increasing short-term rates and decreasing long-term rates, shown in Figure 1.

U.S. Economy, Fed Policy, and the Election

The U.S. economy grew at a paltry average rate of 1%, as measured by nominal gross domestic product (GDP), for the first three quarters of 2016, much lower than the almost 3% average rate for 2015.

On the employment front, the economy added approximately 200,000 jobs per month for the Fund’s 2016 fiscal year. The May jobs number was a little scary, adding only 24,000 that month. The unemployment rate ticked up to 5.0% in September of 2016 from 4.9% in August, as more previously non-participating workers returned to the labor market.

Inflation has held stable, although it did move up slightly. The Core Personal Consumption Expenditure Index (Core PCE) for August moved up to 1.7% from 1.6% in July, although well below the U.S. Federal Reserve Board’s (the Fed) 2.0% target.

So, all in all, the economy is still growing, jobs are being added and inflation is well behaved. This isn’t a bad scenario for municipal bond investors, except that, at current valuations and 10-year AAA municipal general obligation bonds yielding 1.64%, municipal bond investors are generally not keeping up with inflation.

Elsewhere, the Fed increased the federal funds rate 0.25% in December of 2015. Although many pundits want to blame the credit markets rout on that event, they would be wrong. Oil prices, as measured by WTI crude futures, hit a low of $34.54 on January 20, 2016. Energy producers are a highly leveraged segment of the market, whether through bank loans or other forms of debt. As market participants began to question their ability to service these loans or debt, credit spreads began to widen and the impact of these loans on the financial stability of some banks came into question. The municipal market avoided this distress because bond issuance from energy-producing states was a small fraction of the $3.8 trillion municipal bond market.

This early-2016 market turbulence, followed by the May jobs report and the “Brexit” vote in Great Britain, gave the Fed enough pause not to follow their December rate increase with another. So far through 2016, the central bank has insisted that they may increase rates again and again. Last year we said, “Regardless, waiting for the Fed to raise short-term interest rates is akin to Waiting for Godot.” Well, we are still waiting. Meanwhile, the Fed is assuring the markets that the next meeting is “live” and they may raise short-term interest rates again!

Figure I | 12-Month Change in Rates for AAA Rated General Obligation Municipal Bonds

(as of September 30, 2016)

4    Annual Report

LETTER TO SHAREHOLDERS,

CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2016 (Unaudited)

The 2016 U.S. presidential race featured two major party candidates with unprecedented high unfavorable ratings with the electorate. At the time of this writing, the election’s result is weeks away. Regardless of the winner, however, the president historically has had very little impact on the course of the economy. Although there is a pattern that if the economy is doing well, the current administration likes to take all the credit; if the economy is not doing well, the current administration blames the previous one. A victory for either candidate could still benefit the municipal bond market, however, as both stumped for large increases in infrastructure spending – with one particularly calling for higher taxes which would lend support to the municipal bond market. If this gets through Congress, it could mean a higher level of municipal bond issuance and ultimately high growth rates for the economy; both occurrences would put upward pressure on municipal bond yields.

The Municipal Bond Market

The value metrics we use at Thornburg all suggest that the municipal bond market is pricing-in the rosiest of scenarios going forward. The main reason for this is that global central banks, with their overly accommodative monetary policies, have pushed investors further out on the risk spectrum in search of yield. That is why, depending on the fund, we have our portfolios positioned in the lower end of their respective risk spectrums. This means that durations (a measure of price sensitivity to changes in interest rates) are low and credit quality is higher than in the past. We continually ask ourselves: are investors getting paid to take risk? The answer we come up with is no!

Inside the Risk Metrics

Let’s first look at real yields, which is how much yield over inflation investors are being paid to own municipal bonds. As mentioned earlier, 10-year AAA general obligation bonds are yielding 1.64% and Core PCE is running at 1.70%, so investors are earning less than inflation. Over the last 20 years, investors have earned an average of 2% over inflation for the opportunity to invest in a 10-year AAA general obligation municipal bond.

The second thing to consider is credit spreads, which reflect the incremental yield an investor earns from owning a lower-rated credit versus a higher-rated credit, and which are now very narrow. As of September 30, 2016, an investor earned about 1% more for owning a 10-year BBB revenue bond versus a 10-year AAA general obligation bond. That is slightly higher than the average 0.75% an investor earned between 1994 and 2007. In 2007, approximately 50% of the new issue municipal bond market was insured by AAA/AAA municipal bond insurers. Today, there are no AAA/AAA municipal bond insurers, and insurance coverage generally accounts for only 6% to 8% of the new issue municipal bond market. On top of that, the security covenants of some current lower-quality investment grade securities are the most lax in years. This is a great time to be an issuer of lower-quality investment grade municipal bonds but not a great time to be an investor in them.

Finally, the slope of the yield curve, which tracks how much incremental yield an investor earns by owning securities with longer maturities, is also quite flat. Currently, investors are earning 0.78% more for owning a 10-year AAA general obligation municipal bond, versus a 1-year AAA general obligation municipal bond. Since 1994, an investor earned on average almost 1.60% to extend maturities from one to 10 years. The stretch for income is causing investors to absorb more risk at lower and lower relative yields.

The California Economy

California’s economy is booming, and Governor Jerry Brown is proving to be quite adept at managing this juggernaut. A June 6, 2016, Bloomberg article by Matthew A. Winkler, “California Makes America’s Economy Great,” summarizes the activity very nicely:

“If the state were stacked up against nations, California would be the seventh-largest economy, with an equivalent gross domestic product greater than Brazil’s. It’s not just big, but also booming. California had a 3.29 percent growth rate last year, more than five times that of No. 3 Japan, almost twice No. 4 Germany, about half again as much as No. 5 U.K., almost three times No. 6 France and a third more than No. 1 U.S. California last year created the most jobs of any state, 483,000, more than the second- and third-most-populous states Florida and Texas combined (they added 257,900 and 175,700) and at a faster rate than any of the world’s developed economies. The pace of employment growth was almost triple the rate of job creation for the 19 countries that make up the euro zone and more than 3.5 times that of Japan, according to data compiled by Bloomberg.

“The high taxes and ubiquitous regulation critics cite when assailing Golden State government are proving no impediment to business and investment. They may even be a benefit, as public policy and people’s preferences converge. Four of the world’s 10 largest companies are based in California. Two of them – Alphabet and Facebook – were conceived in the past 18 years. San Francisco-based Wells Fargo, the world’s largest bank by market capitalization, routinely outperforms any of its peers from Wall Street.

“California produces almost all of the country’s almonds, apricots, dates, figs, kiwifruit, nectarines, olives, pistachios, prunes and walnuts among dozens of crops that make it No. 1 in the U.S., with an equivalent GDP from agriculture, forestry and hunting totaling more than $37.7 billion, dwarfing No. 2 Iowa’s $12.1 billion, according to data compiled by

Annual Report    5

LETTER TO SHAREHOLDERS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2016 (Unaudited)

Bloomberg. No state comes close to California in manufacturing totaling $255.6 billion. Texas is next with $239.1 billion. The trailing 12-month revenue from California technology companies totaled $732 billion, or 53 percent of all tech revenues in the U.S.”

As one can see, California’s economy has a lot going for it. It produces great technology and dietary roughage. The only thing that is in short supply is water. The high taxes have been one factor leading to the strong performance of California municipal bonds.

Pensions are still a troubling issue. California is ranked 25th most underfunded state pension system, with a 2014 funding level of 70.0%.

Some 35 states reported a pension funding ratio of under 80% in 2014 – the Mendoza line between a well-funded state pension and the “other kind.” As the worst career hitter in major league baseball history (.200 batting average), Mario Mendoza Aizpuru’s name ubiquitously symbolizes futility.

Liquidity

Market liquidity is still a concern. The latest example of this is what is happening to yields on Variable Rate Demand Notes (VRDNs). These are securities that are normally held in money market funds and bond fund reserve positions. They can be put back to an intermediary on a daily basis and are relatively secure. Leading up to the finalization of the Securities and Exchange Commission’s money market fund reform in October of 2016, money market funds were and are repositioning themselves to be compliant with the new regulations. As such, they have had to divest themselves of VRDNs. Intermediaries do not want to hold them on their balance sheets (very expensive), so they raise the yields to clear the market. What used to yield 0.01% in March now yields, as of the time of this writing, 0.90%, or more than a 3-year AA security. This is serendipity for managers like Thornburg holding higher reserves because of concern over market liquidity; for issuers in the VRDN market, it’s not so much.

Main Reason to Own Municipal Bonds

One of the best risk-mitigating tools an investor has is diversification. By splitting a portfolio into several asset classes, an investor may reduce the volatility of the resulting portfolio’s returns. This is because the returns of various asset classes are not always correlated. There are times when this is not the case, such as the 2008 financial crisis when all correlations went to one. For the long-term investor, however, we believe the benefits of diversification stand firm. When added to a portfolio of stocks, municipal bonds tend to reduce the volatility of that combined portfolio. Funds such as Thornburg California Limited Term Municipal Fund may be a viable choice in a total diversified portfolio of stocks and bonds.

Conclusion

We continue to run this portfolio as an actively managed laddered portfolio. Laddering a portfolio is a simple way to diversify its investment along its entire investment universe. While past performance does not guarantee future results, our study showed that this structure outperformed other structures around 60% of the time and added 0.15% to 0.25% of total return annually.* Our view is that the current investment environment is not compensating investors enough to take on extra risk, so we have positioned our portfolios at the lower end of their risk spectrums.

Thank you for your continued trust in us.

Sincerely,

Christopher Ryon, CFA	Nicholos Venditti, CFA
Portfolio Manager	Portfolio Manager
Managing Director	Managing Director

*	We examined three hypothetical portfolios of bonds from December 1997 to December 2015. One using a laddering strategy, one using a barbell strategy, and a third using a bullet strategy. For the laddering strategy, the BofA Merrill Lynch 1–12 Year Municipal Index was used as a proxy, since, similar to a ladder, it contains bonds relatively evenly spread across all maturities within the index. The barbell strategy is a duration management technique wherein bonds are clustered at the two extremes of a maturity range. For the barbell strategy, the BofA Merrill Lynch 1–3 Year Municipal Index and BofA Merrill Lynch 8–12 Year Municipal Index were combined. The two indices were weighted in such a way as to give them the same duration as the broader 1–12 Year Index, and each year the portfolio was re-weighted back to the original index weights. This was done to make the two portfolios duration-neutral so that the impact of the strategy chosen could be isolated. The bullet strategy invests at the duration midpoint of the portfolio, therefore the BofA Merrill Lynch 6–8 Year Index was used to represent the bullet strategy. For additional information, see www.thornburg.com/whyladder. Past performance does not guarantee future results.

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

The views expressed by the portfolio managers reflect their professional opinions and are subject to change. Under no circumstances does the information contained within represent a recommendation to buy or sell any security.

6    Annual Report

PERFORMANCE SUMMARY

Thornburg California Limited Term Municipal Fund	September 30, 2016 (Unaudited)

Average Annual Total Returns

	1-Yr	5-Yr	10-Yr	Since Incep.
A Shares (Incep: 2/19/87)
Without sales charge	2.32%	2.53%	3.38%	4.39%
With sales charge	0.79%	2.22%	3.22%	4.34%
C Shares (Incep: 9/1/94)
Without sales charge	2.06%	2.26%	3.11%	3.38%
With sales charge	1.56%	2.26%	3.11%	3.38%
I Shares (Incep: 4/1/97)	2.64%	2.86%	3.72%	3.89%

30-Day Yields, A Shares

(with sales charge)

Annualized Distribution Yield	1.28%

SEC Yield	0.39%

Growth of a Hypothetical $10,000 Investment

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect there investment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 1.50%. Class C shares include a 0.50% CDSC for the first year only. There is no sales charge for Class I shares.

As disclosed in the most recent prospectus, the total annual fund operating expenses are as follows: A shares, 0.94%; C shares, 1.18%; I shares, 0.63%.

Glossary

BofA Merrill Lynch 1-10 Year U.S. Municipal Securities Index – A subset of the BofA Merrill Lynch U.S. Municipal Securities Index including all securities with a remaining term to final maturity less than 10 years.

The BofA Merrill Lynch indices used in the Ladder vs Barbell & Bullet study are model portfolios of municipal obligations throughout the United States, with maturities ranging either from one to three years, six to eight years, eight to twelve years, or one to twelve years. These indices are subsets of the BofA Merrill Lynch U.S. Municipal Securities Index, which is comprised of U.S. dollar denominated investment grade tax-exempt debt publicly issued by U.S. states and territories, and their political subdivisions, in the U.S. domestic market. Qualifying securities must have at least a one-year remaining term to final maturity, a fixed coupon schedule and an investment grade rating.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Annualized Distribution Yield – The distribution yield reflects actual distributions made to shareholders. The annualized distribution yield is calculated by summing the last 30 days of income at a given month end and annualizing to a 360-day year. The result is divided by the ending maximum offering price.

Bond Credit Ratings (Credit Quality) – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.

Core Personal Consumption Expenditure Index (Core PCE) – A measure of the Personal Consumption Expenditure Index that excludes the more volatile and seasonal food and energy prices.

Credit Spread/Quality Spread – The difference between the yields of securities with different credit qualities.

Duration – A bond’s sensitivity to interest rates. Effective duration incorporates the embedded option features, such as call provisions. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

General Obligation Bond (GO) – A municipal bond backed by the credit and “taxing power” of the issuing jurisdiction rather than the revenue from a given project.

Gross Domestic Product (GDP) – A country’s income minus foreign investments: the total value of all goods and services produced within a country in a year, minus net income from investments in other countries.

Laddering – Involves building a portfolio of bonds with staggered maturities so that a portion matures each year. Money that comes in from maturing bonds is typically invested in bonds with longer maturities at the far end of the portfolio.

Revenue Bond – A bond on which the debt service is payable solely from the revenue generated from the operation of the project being financed or a category of facilities, or from other non-tax sources.

SEC Yield – SEC yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

Variable Rate Demand Note (VRDN) – VRDNs are long-term, floating-rate municipal securities. These highly liquid securities are payable on demand, typically either daily or weekly, meaning the investor can request repayment of the entire debt amount. The coupon rate will adjust on a periodic basis, either daily or weekly.

West Texas Intermediate (WTI) – A grade of crude oil used as a benchmark in oil pricing.

Yield Curve – A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.

Annual Report    7

FUND SUMMARY

Thornburg California Limited Term Municipal Fund	September 30, 2016 (Unaudited)

Objectives and Strategies

The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal and California state individual income taxes as is consistent, in the view of the Fund’s investment advisor, with preservation of capital.

The secondary goal of the Fund is to reduce expected changes in its share price compared to longer intermediate and long-term bond portfolios.

The Fund offers California investors double tax-free yields (may be subject to Alternative Minimum Tax) in a laddered municipal bond portfolio with a dollar-weighted average maturity of normally less than five years. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year. Cash from maturing bonds, if not needed for other purposes, is typically invested in bonds with longer maturities at the far end of the ladder. We regard this strategy as a good compromise for managing different types of risk.

Long-Term Stability of Principal

Net Asset Value History of A Shares

Key Portfolio Attributes

Number of Bonds	401

Effective Duration	3.4 Yrs

Average Maturity	4.8 Yrs

Security Credit Ratings

A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Credit quality ratings for Thornburg’s municipal portfolios used the highest rating available from either Standard & Poor’s or Moody’s Investors Service.

Portfolio Ladder

Percent of portfolio maturing in each year. Cash includes cash equivalents and other.

There is no guarantee that the Fund will meet its investment objectives.

All data is subject to change. Charts may not add up to 100% due to rounding.

8    Annual Report

SCHEDULE OF INVESTMENTS

Thornburg California Limited Term Municipal Fund	September 30, 2016

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Alameda County COP, 5.625% due 12/1/2016 (Santa Rita Jail; Insured: AMBAC)	AA/NR	$1,830,000	$1,844,988
Alameda County Joint Powers Authority, 5.00% due 12/1/2018 (Alameda County Medical Center Highland Hospital)	AA/Aa3	400,000	434,756
Alameda County Joint Powers Authority, 5.00% due 12/1/2019 (Alameda County Medical Center Highland Hospital)	AA/Aa3	750,000	844,185
Alameda County Joint Powers Authority, 5.00% due 12/1/2020 (Alameda County Medical Center Highland Hospital)	AA/Aa3	725,000	841,624
Alameda County Joint Powers Authority, 5.00% due 12/1/2021 (Public Facilities Capital Projects)	AA/Aa3	1,000,000	1,191,370
Alameda County Joint Powers Authority, 5.00% due 12/1/2024 (Alameda County Medical Center Highland Hospital)	AA/Aa3	2,500,000	3,099,950
Anaheim Public Financing Authority, 0% due 9/1/2022 (Public Improvements; Insured: AGM)	AA/A2	3,000,000	2,694,390
Bay Area Toll Authority, 1.50% due 4/1/2047 put 4/2/2018 (San Francisco Bay Area Toll Bridge)	AA/Aa3	1,200,000	1,207,356
[a] Bay Area Toll Authority, 1.54% due 4/1/2047 put 10/1/2019 (San Francisco Bay Area Toll Bridge)	AA/Aa3	5,000,000	5,000,850
Bay Area Water Supply & Conservation Agency, 3.00% due 10/1/2016 (Regional Water System Improvements)	AA-/Aa3	3,965,000	3,965,238
Bonita USD GO, 5.00% due 8/1/2024 (Educational Facilities)	AA-/NR	1,000,000	1,215,120
Brea Redevelopment Agency, 5.00% due 8/1/2019 (Redevelopment Project AB)	AA-/NR	2,000,000	2,222,320
Brentwood Infrastructure Financing Authority, 4.00% due 9/2/2017 (Residential Single Family Development; Insured: AGM)	AA/NR	920,000	946,183
Brentwood Infrastructure Financing Authority, 5.00% due 9/2/2020 (Residential Single Family Development; Insured: AGM)	AA/NR	1,760,000	2,025,197
Brentwood Infrastructure Financing Authority, 5.00% due 9/2/2021 (Residential Single Family Development; Insured: AGM)	AA/NR	925,000	1,094,266
Brentwood Infrastructure Financing Authority, 5.00% due 9/2/2022 (Residential Single Family Development; Insured: AGM)	AA/NR	850,000	1,029,936
Brentwood Infrastructure Financing Authority, 5.00% due 9/2/2023 (Residential Single Family Development; Insured: AGM)	AA/NR	2,690,000	3,331,350
Calexico USD COP, 6.75% due 9/1/2017	A-/NR	840,000	866,418
California Educational Facilities Authority, 5.00% due 4/1/2018 (Pitzer College)	NR/A2	1,540,000	1,632,723
California Educational Facilities Authority, 0% due 10/1/2019 (Loyola Marymount University; Insured: Natl-Re)	NR/A2	2,025,000	1,945,397
California Educational Facilities Authority, 5.00% due 4/1/2020 (Pitzer College)	NR/A2	1,445,000	1,637,055
California Educational Facilities Authority, 5.00% due 4/1/2022 (Chapman University)	NR/A2	2,000,000	2,326,700
California HFFA, 5.50% due 10/1/2017 (Providence Health and Services)	AA-/Aa3	1,100,000	1,150,853
California HFFA, 5.50% due 2/1/2018 (Community Program Developmental Disabilities; Insured: California Mtg Insurance)	AA-/NR	2,715,000	2,882,706
California HFFA, 6.00% due 10/1/2018 (Providence Health and Services)	AA-/Aa3	1,000,000	1,100,580
California HFFA, 5.00% due 11/15/2018 (Children’s Hospital Los Angeles)	BBB+/Baa2	1,235,000	1,319,153
California HFFA, 5.10% due 2/1/2019 (Episcopal Home; Insured: California Mtg Insurance) (ETM)	AA-/NR	785,000	826,731
California HFFA, 5.00% due 11/15/2020 (Children’s Hospital Los Angeles)	BBB+/Baa2	1,190,000	1,337,179
California HFFA, 5.25% due 3/1/2022 (Dignity Health)	A/A3	1,000,000	1,179,110
California HFFA, 1.45% due 8/15/2023 pre-refunded 3/15/2017 (Lucile Salter Packard Children’s Hospital)	AA-/Aa3	2,410,000	2,416,893
California HFFA, 5.00% due 11/15/2023 (Children’s Hospital Los Angeles)	BBB+/Baa2	1,000,000	1,164,130
California HFFA, 5.00% due 7/1/2024 (St. Joseph Health System)	AA-/A1	1,000,000	1,227,560
California HFFA, 5.00% due 7/1/2034 put 10/18/2022 (St. Joseph Health System)	AA-/A1	2,000,000	2,432,600
California HFFA, 5.00% due 7/1/2043 put 10/17/2017 (St. Joseph Health System)	AA-/A1	3,000,000	3,125,520
California HFFA, 5.00% due 7/1/2043 put 10/15/2020 (St. Joseph Health System)	AA-/A1	5,000,000	5,751,300
California Infrastructure and Economic Development Bank, 5.00% due 7/1/2018 (The Scripps Research Institute)	NR/A1	200,000	214,190
California Infrastructure and Economic Development Bank, 5.00% due 7/1/2019 (The Scripps Research Institute)	NR/A1	200,000	221,724
California Infrastructure and Economic Development Bank, 5.00% due 7/1/2020 (The Scripps Research Institute)	NR/A1	200,000	228,914
California Infrastructure and Economic Development Bank, 5.00% due 7/1/2021 (The Scripps Research Institute)	NR/A1	200,000	235,512
California Infrastructure and Economic Development Bank, 5.00% due 7/1/2022 (The Scripps Research Institute)	NR/A1	200,000	241,382
California Infrastructure and Economic Development Bank, 5.00% due 7/1/2023 (The Scripps Research Institute)	NR/A1	175,000	216,094
California Infrastructure and Economic Development Bank, 5.00% due 7/1/2024 (The Scripps Research Institute)	NR/A1	200,000	251,716
California Infrastructure and Economic Development Bank, 5.00% due 7/1/2025 (The Scripps Research Institute)	NR/A1	200,000	254,958
California Infrastructure and Economic Development Bank, 5.00% due 7/1/2026 (The Scripps Research Institute)	NR/A1	200,000	257,630
California Infrastructure and Economic Development Bank, 5.00% due 7/1/2027 (The Scripps Research Institute)	NR/A1	250,000	319,080
California Municipal Finance Authority, 5.00% due 10/1/2021 (Biola University Residential Hall and Parking Structure)	NR/Baa1	150,000	172,245
California Municipal Finance Authority, 5.00% due 10/1/2022 (Biola University Residential Hall and Parking Structure)	NR/Baa1	160,000	187,566
California Municipal Finance Authority, 5.00% due 10/1/2023 (Biola University Residential Hall and Parking Structure)	NR/Baa1	125,000	149,166
California Pollution Control Financing Authority, 5.25% due 6/1/2023 put 12/1/2017 (Solid Waste Disposal-Republic Services, Inc.) (AMT)	BBB+/Baa3	2,820,000	2,952,004
California State Housing Finance Agency, 3.05% due 12/1/2019 (Multi-Family Housing; Insured: FHA)	NR/Aa1	735,000	736,051
California State Infrastructure & Economic Development Bank, 5.25% due 8/15/2020 (King City High School)	AA-/NR	1,000,000	1,137,290
California State Public Works Board, 5.00% due 11/1/2016 (California State University-J. Paul Leonard & Sutro Library) (ETM)	A+/Aaa	1,000,000	1,003,700
California State Public Works Board, 5.00% due 6/1/2020 (University of California; Insured: Natl-Re) (ETM)	AA+/Aaa	1,185,000	1,359,503
California State Public Works Board, 5.125% due 3/1/2021 (Various State Participating Agency Capital Projects)	A+/A1	1,635,000	1,857,425
California State Public Works Board, 5.00% due 12/1/2021 (Judicial Council Projects)	A+/A1	3,100,000	3,700,408
California State Public Works Board, 5.00% due 4/1/2022 (California School for the Deaf Riverside Campus)	A+/A1	565,000	680,091
California State Public Works Board, 5.00% due 6/1/2022 (Yuba City Courthouse)	A+/A1	1,950,000	2,357,413
California State Public Works Board, 5.00% due 9/1/2022 (Correctional and Rehabilitation Facilities)	A+/A1	3,250,000	3,954,307
California State Public Works Board, 5.00% due 11/1/2022 (Correctional and Rehabilitation Facilities)	A+/A1	1,500,000	1,832,730
California State Public Works Board, 5.00% due 12/1/2022 (Judicial Council Projects)	A+/A1	1,200,000	1,426,944
California State Public Works Board, 5.00% due 3/1/2023 (Judicial Council Projects)	A+/A1	1,400,000	1,720,796
California State Public Works Board, 5.00% due 6/1/2023 (Coalinga State Hospital)	A+/A1	7,200,000	8,902,152
California State Public Works Board, 5.00% due 9/1/2023 (Correctional and Rehabilitation Facilities)	A+/A1	3,600,000	4,476,852
California State Public Works Board, 5.00% due 11/1/2023 (Laboratory Facility and San Diego Courthouse)	A+/A1	3,000,000	3,744,810
California State Public Works Board, 5.00% due 3/1/2024 (Judicial Council Projects)	A+/A1	1,000,000	1,221,660

Annual Report    9

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2016

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
California State Public Works Board, 5.00% due 4/1/2024 (Correctional and Rehabilitation Facilities)	A+/A1	$3,350,000	$4,036,314
California State Public Works Board, 5.00% due 9/1/2024 (Correctional and Rehabilitation Facilities)	A+/A1	3,580,000	4,530,562
California State Public Works Board, 5.00% due 11/1/2024 (Laboratory Facility and San Diego Courthouse)	A+/A1	4,000,000	4,973,680
California Statewide Communities Development Authority, 4.00% due 5/15/2017 (Irvine East Campus Apartments)	NR/Baa1	2,000,000	2,037,620
California Statewide Communities Development Authority, 5.00% due 4/1/2019 (Kaiser Foundation Hospitals)	AA-/NR	3,715,000	4,094,041
California Statewide Communities Development Authority, 5.00% due 5/15/2019 (Irvine East Campus Apartments)	NR/Baa1	655,000	719,884
California Statewide Communities Development Authority, 5.00% due 5/15/2020 (Irvine East Campus Apartments)	NR/Baa1	565,000	638,795
California Statewide Communities Development Authority, 5.00% due 7/1/2020 pre-refunded 1/1/2019 (Aspire Public Schools; LOC: PCSD Guaranty Pool I, LLC)	NR/NR	890,000	939,893
California Statewide Communities Development Authority, 5.00% due 11/1/2020 (Cottage Health System)	A+/NR	100,000	115,540
California Statewide Communities Development Authority, 5.00% due 5/15/2021 (Irvine East Campus Apartments)	NR/Baa1	760,000	881,752
California Statewide Communities Development Authority, 4.00% due 11/1/2021 (Cottage Health System)	A+/NR	150,000	170,766
California Statewide Communities Development Authority, 5.00% due 11/1/2022 (Cottage Health System)	A+/NR	125,000	152,741
California Statewide Communities Development Authority, 5.00% due 11/1/2023 (Cottage Health System)	A+/NR	150,000	187,527
California Statewide Communities Development Authority, 5.00% due 11/1/2024 (Cottage Health System)	A+/NR	200,000	252,358
California Statewide Communities Development Authority, 5.00% due 11/1/2025 (Cottage Health System)	A+/NR	135,000	169,061
Calipatria USD GO, 0% due 8/1/2025 (Educational Facilities; Insured: ACA)	NR/NR	4,555,000	3,336,355
Carson Redevelopment Agency, 6.00% due 10/1/2019 (Project Area 1)	A-/NR	1,050,000	1,194,196
Castaic USD GO, 0% due 5/1/2018 (Insured: Natl-Re)	AA-/NR	1,200,000	1,138,092
Central Valley Financing Authority, 5.25% due 7/1/2020 (Carson Ice)	AA-/Aa3	500,000	576,070
Chabot-Las Positas Community College District GO, 4.00% due 8/1/2019 (Educational Facilities)	AA-/Aa2	360,000	391,990
Chabot-Las Positas Community College District GO, 5.00% due 8/1/2020 (Educational Facilities)	AA-/Aa2	485,000	559,739
Chabot-Las Positas Community College District GO, 5.00% due 8/1/2021 (Educational Facilities)	AA-/Aa2	400,000	475,416
City and County of San Francisco COP, 5.00% due 11/1/2016 (525 Golden Gate Avenue-Public Utilities Commission Office Project)	AA/Aa3	200,000	200,736
City and County of San Francisco COP, 5.00% due 9/1/2018 (City Office Buildings-Multiple Properties Project; Insured: Natl-Re)	AA/Aa3	5,000	5,018
City and County of San Francisco COP, 5.00% due 11/1/2022 (525 Golden Gate Avenue-Public Utilities Commission Office Project)	AA/Aa3	700,000	780,871
City of Antioch Public Financing Authority, 5.00% due 5/1/2022 (Municipal Facilities Project)	AA-/NR	500,000	600,470
City of Antioch Public Financing Authority, 5.00% due 5/1/2024 (Municipal Facilities Project)	AA-/NR	900,000	1,127,520
City of Burbank, 5.00% due 6/1/2017 (Burbank Water and Power System)	AA-/A1	1,000,000	1,027,320
City of Burbank, 5.00% due 6/1/2018 (Burbank Water and Power System)	AA-/A1	360,000	384,210
City of Burbank, 5.00% due 6/1/2020 (Burbank Water and Power System)	AA-/A1	625,000	713,506
City of Chula Vista, 1.65% due 7/1/2018 (San Diego Gas & Electric Co.)	A+/Aa2	3,500,000	3,502,660
[a] City of Chula Vista COP, 5.25% due 3/1/2020 (Capital Facilities Project) (ETM)	AA-/NR	1,300,000	1,489,046
City of Chula Vista COP, 5.00% due 10/1/2024 (Police Facility Project)	AA-/A1	1,700,000	2,127,822
City of Clovis, 5.00% due 3/1/2021 (Water System Facilities; Insured: BAM)	AA/A1	550,000	639,612
City of Clovis, 5.00% due 3/1/2022 (Water System Facilities; Insured: BAM)	AA/A1	720,000	859,255
City of Clovis, 5.00% due 3/1/2023 (Water System Facilities; Insured: BAM)	AA/A1	1,000,000	1,218,470
City of Folsom, 5.00% due 12/1/2016 (Community Facilities District No. 2)	A+/NR	1,100,000	1,107,810
City of Folsom, 5.00% due 12/1/2018 (Community Facilities District No. 2)	A+/NR	965,000	1,047,942
City of Los Angeles Community Facilities District No. 4, 4.00% due 9/1/2017 (Playa Vista - Phase 1)	BBB+/NR	500,000	513,690
City of Los Angeles COP, 3.00% due 11/1/2030 put 2/1/2018 (American Academy of Dramatic Arts; LOC: TD Bank, N.A.)	NR/Aa2	2,490,000	2,533,426
City of Los Angeles GO, 3.00% due 6/29/2017 (Cash Flow Management)	SP-1+/Mig1	4,000,000	4,070,360
City of Manteca, 3.00% due 12/1/2016 (Wastewater Quality Control Facility)	AA-/Aa3	520,000	521,903
City of Manteca, 4.00% due 7/1/2018 (Water Supply System)	AA-/A1	550,000	579,282
City of Manteca, 4.00% due 12/1/2018 (Wastewater Quality Control Facility)	AA-/Aa3	375,000	398,385
City of Manteca, 5.00% due 7/1/2019 (Water Supply System)	AA-/A1	400,000	443,560
City of Manteca, 5.00% due 7/1/2021 (Water Supply System)	AA-/A1	1,000,000	1,177,560
City of Manteca, 5.00% due 7/1/2023 (Water Supply System)	AA-/A1	650,000	786,097
City of Moorpark Mobile Home Park, 4.90% due 5/15/2017 (Villa Del Arroyo)	A+/NR	215,000	218,143
City of Porterville COP, 6.30% due 10/1/2018 (Public Service Capital Projects; Insured: AMBAC) (ETM)	NR/NR	470,000	494,713
City of Redding COP, 5.00% due 6/1/2020 (Redding Power Plant-Generator Unit No. 6; Insured: AGM)	NR/A2	2,500,000	2,672,950
City of San Jose Financing Authority, 5.00% due 6/1/2019 (Civic Center Project)	AA/Aa3	650,000	720,161
City of San Jose Financing Authority, 5.00% due 6/1/2020 (Civic Center Project)	AA/Aa3	600,000	685,782
City of San Jose Financing Authority, 4.00% due 6/1/2021 (Civic Center Project)	AA/Aa3	1,000,000	1,129,600
City of San Jose Financing Authority, 5.00% due 6/1/2022 (Civic Center Project)	AA/Aa3	745,000	897,822
City of San Jose Financing Authority, 5.00% due 6/1/2023 (Civic Center Project)	AA/Aa3	1,000,000	1,232,640
City of San Jose Financing Authority, 5.00% due 6/1/2024 (Civic Center Project)	AA/Aa3	750,000	928,478
City of Santa Rosa, 4.00% due 9/1/2019 (Wastewater Enterprise)	AA/Aa3	1,585,000	1,727,856
City of Santa Rosa, 4.00% due 9/1/2020 (Wastewater Enterprise)	AA/Aa3	1,000,000	1,118,430
City of Santa Rosa, 5.00% due 9/1/2021 (Wastewater Enterprise)	AA/Aa3	1,000,000	1,191,880
City of Torrance, 5.00% due 9/1/2020 (Torrance Memorial Medical Center)	BBB+/A3	1,155,000	1,316,815
City of Torrance, 6.00% due 6/1/2022 (Torrance Memorial Medical Center)	BBB+/A3	2,600,000	2,633,150
City of Vallejo, 5.00% due 5/1/2017 (Water Improvement Project; Insured: Natl-Re)	AA-/A3	1,240,000	1,244,464

10    Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2016

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Community Development Commission of the City of Santa Fe Springs, 5.00% due 9/1/2018 (Redevelopment Project; Insured: Natl-Re)	AA-/A3	$1,235,000	$1,280,436
Corona-Norco USD GO, 0% due 9/1/2017 (Insured: AGM)	AA/Aa2	1,595,000	1,578,316
County of El Dorado Community Facilities District, 5.00% due 9/1/2019 (El Dorado Hills Development)	A/NR	1,700,000	1,892,542
County of Los Angeles GO, 3.00% due 6/30/2017 (Cash Management Program)	SP-1+/Mig1	12,000,000	12,201,840
County of Los Angeles Redevelopment Refunding Authority, 5.00% due 6/1/2020 (Bunker Hill Project)	AA/NR	1,000,000	1,139,350
County of Los Angeles Redevelopment Refunding Authority, 5.00% due 6/1/2021 (Bunker Hill Project)	AA/NR	2,500,000	2,927,625
County of Los Angeles Redevelopment Refunding Authority, 5.00% due 6/1/2022 (Bunker Hill Project)	AA/NR	1,000,000	1,197,250
County of Los Angeles Redevelopment Refunding Authority, 5.00% due 6/1/2023 (Bunker Hill Project)	AA/NR	1,000,000	1,223,350
County of Los Angeles Redevelopment Refunding Authority, 5.00% due 6/1/2024 (Bunker Hill Project)	AA/NR	500,000	621,110
County of Monterey COP, 5.25% due 8/1/2021 (Natividad Medical Center; Insured: AGM)	AA/Aa3	3,700,000	4,200,684
[b] County of Riverside, 3.00% due 10/11/2017	NR/Mig1	15,000,000	15,307,650
Delano Financing Authority, 5.00% due 12/1/2017 (Police Station and Capital Improvements)	A-/NR	1,085,000	1,132,914
Delano Financing Authority, 5.00% due 12/1/2018 (Police Station and Capital Improvements)	A-/NR	1,135,000	1,220,806
Delano Financing Authority, 5.00% due 12/1/2019 (Police Station and Capital Improvements)	A-/NR	1,195,000	1,323,905
Desert Sands USD COP, 4.00% due 3/1/2019 (Educational Facilities; Insured: BAM)	AA/A1	1,000,000	1,072,940
Desert Sands USD COP, 5.00% due 3/1/2020 (Educational Facilities; Insured: BAM)	AA/A1	700,000	794,150
Desert Sands USD COP, 5.00% due 3/1/2021 (Educational Facilities; Insured: BAM)	AA/A1	1,080,000	1,261,894
El Dorado Irrigation District COP, 5.00% due 3/1/2025 (Water System Capital Improvements)	AA-/Aa3	1,200,000	1,534,704
El Dorado Irrigation District COP, 5.00% due 3/1/2026 (Water System Capital Improvements)	AA-/Aa3	1,500,000	1,944,075
Elk Grove Finance Authority, 4.00% due 9/1/2020 (Poppy Ridge CFD No. 2003-1 and East Franklin CFD No. 2002-1)	A-/NR	575,000	636,140
Elk Grove Finance Authority, 5.00% due 9/1/2021 (Poppy Ridge CFD No. 2003-1 and East Franklin CFD No. 2002-1)	A-/NR	450,000	529,007
Elk Grove Finance Authority, 5.00% due 9/1/2025 (Poppy Ridge CFD No. 2003-1 and East Franklin CFD No. 2002-1)	A-/NR	750,000	944,115
Emeryville Redevelopment Agency, 5.00% due 9/1/2022 (Emeryville and Shellmound Park Projects; Insured: AGM)	AA/NR	2,775,000	3,370,459
Emeryville Redevelopment Agency, 5.00% due 9/1/2023 (Emeryville and Shellmound Park Projects; Insured: AGM)	AA/NR	2,420,000	3,005,809
Emeryville Redevelopment Agency, 5.00% due 9/1/2024 (Emeryville and Shellmound Park Projects; Insured: AGM)	AA/NR	3,900,000	4,929,990
Folsom Cordova USD COP, 5.00% due 4/1/2021 (Educational Facilities; Insured: AGM)	AA/NR	1,000,000	1,169,680
Fresno County USD GO, 5.90% due 8/1/2017 (Educational Facilities; Insured: Natl-Re)	AA-/A3	590,000	613,529
Fresno County USD GO, 5.90% due 8/1/2018 (Educational Facilities; Insured: Natl-Re)	AA-/A3	630,000	684,243
Fresno County USD GO, 5.90% due 8/1/2019 (Educational Facilities; Insured: Natl-Re)	AA-/A3	675,000	762,311
Fresno County USD GO, 5.00% due 2/1/2020 (Educational Facilities; Insured: Natl-Re)	AA-/A3	2,510,000	2,816,120
Fresno County USD GO, 5.90% due 8/1/2020 (Educational Facilities; Insured: Natl-Re)	AA-/A3	720,000	843,970
Golden Empire Schools Financing Authority, 1.34% due 5/1/2017 put 10/7/2016 (Kern High School District) (weekly demand notes)	SP-1/Mig1	4,000,000	3,999,120
Government of Guam, 3.00% due 11/15/2017 (Various Capital Projects)	A/NR	300,000	304,839
Government of Guam, 5.00% due 11/15/2017 (Educational Facilities Improvements)	A/NR	1,720,000	1,785,945
Government of Guam, 5.00% due 11/15/2023 (Various Capital Projects)	A/NR	1,250,000	1,483,712
Government of Guam, 5.00% due 11/15/2025 (Various Capital Projects)	A/NR	4,175,000	5,075,005
Guam Power Authority, 5.00% due 10/1/2021 (Electric Power System; Insured: AGM)	AA/A2	1,275,000	1,469,348
Hacienda La Puente USD COP, 3.00% due 6/1/2017 (Educational Facilities; Insured: AGM)	AA/A1	160,000	162,315
Hacienda La Puente USD COP, 4.00% due 6/1/2018 (Educational Facilities; Insured: AGM)	AA/A1	705,000	741,004
Hacienda La Puente USD COP, 5.00% due 6/1/2019 (Educational Facilities; Insured: AGM)	AA/A1	875,000	968,222
Hacienda La Puente USD COP, 5.00% due 6/1/2020 (Educational Facilities; Insured: AGM)	AA/A1	740,000	845,798
Hacienda La Puente USD COP, 5.00% due 6/1/2022 (Educational Facilities; Insured: AGM)	AA/A1	575,000	693,795
Hacienda La Puente USD COP, 5.00% due 6/1/2023 (Educational Facilities; Insured: AGM)	AA/A1	1,535,000	1,896,523
Hacienda La Puente USD COP, 5.00% due 6/1/2024 (Educational Facilities; Insured: AGM)	AA/A1	880,000	1,108,756
Hacienda La Puente USD COP, 5.00% due 6/1/2025 (Educational Facilities; Insured: AGM)	AA/A1	1,300,000	1,663,025
Hemet USD GO, 4.00% due 8/1/2018 (Insured: AGM)	AA/NR	1,335,000	1,409,253
Irvine Ranch Water District, 0.85% due 10/1/2041 put 10/3/2016 (Water and Sewer System Improvements; LOC: U.S. Bank, N.A.) (daily demand notes)	AA-/Aa2	18,600,000	18,600,000
Irvine USD Community Facilities District No. 09-1, 0.85% due 9/1/2051 put 10/3/2016 (CFD No. 08-1 Project; LOC: U.S. Bank, N.A.) (daily demand notes)	AA-/Aa2	4,156,000	4,156,000
Irvine USD Community Facilities District No. 09-1, 0.85% due 9/1/2053 put 10/3/2016 (CFD No. 08-1 Project; LOC: U.S. Bank, N.A.) (daily demand notes)	AA-/Aa2	8,250,000	8,250,000
Irvine USD Community Facilities District No. 86-1, 5.25% due 9/1/2017 (Acquisition of Public Facilities; Insured: AGM)	AA/NR	250,000	259,918
Jurupa Public Financing Authority, 4.50% due 9/1/2018 (Community Services District-Eastvale Area; Insured: AGM)	AA/NR	870,000	928,255
Jurupa Public Financing Authority, 4.50% due 9/1/2019 (Community Services District-Eastvale Area; Insured: AGM)	AA/NR	905,000	994,523
Jurupa Public Financing Authority, 4.50% due 9/1/2020 (Community Services District-Eastvale Area; Insured: AGM)	AA/NR	945,000	1,065,582
Kern High School District GO, 4.00% due 8/1/2017 (Insured: AGM)	A+/Aa2	500,000	513,245
Kern High School District GO, 4.00% due 8/1/2018 (Insured: AGM)	A+/Aa2	500,000	528,660
La Quinta Redevelopment Agency, 5.00% due 9/1/2021 (Redevelopment Project Areas No. 1 and 2)	AA-/NR	1,000,000	1,175,570
La Quinta Redevelopment Agency, 5.00% due 9/1/2022 (Redevelopment Project Areas No. 1 and 2)	AA-/NR	2,000,000	2,416,040
La Quinta Redevelopment Agency, 5.00% due 9/1/2023 (Redevelopment Project Areas No. 1 and 2)	AA-/NR	1,500,000	1,846,395
Lodi Public Financing Authority, 3.00% due 10/1/2016 (City Police Building and Jail)	A+/NR	830,000	830,050
Lodi Public Financing Authority, 5.00% due 10/1/2020 (City Police Building and Jail)	A+/NR	965,000	1,109,316
Lodi Public Financing Authority, 5.00% due 10/1/2021 (City Police Building and Jail)	A+/NR	1,020,000	1,204,926

Annual Report    11

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2016

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Lodi Public Financing Authority, 5.00% due 10/1/2022 (City Police Building and Jail)	A+/NR	$1,040,000	$1,237,621
Lodi Public Financing Authority, 5.00% due 10/1/2023 (City Police Building and Jail)	A+/NR	1,120,000	1,333,147
Los Angeles Convention & Exhibition Center Authority, 5.00% due 8/15/2017 (ETM)	A+/A1	1,660,000	1,721,553
Los Angeles County Public Works Financing Authority, 5.25% due 10/1/2016 (Regional Park and Open Space District; Insured: AGM)	AA/Aa1	700,000	700,084
Los Angeles County Public Works Financing Authority, 5.00% due 8/1/2018 (Multiple Capital Projects)	AA/Aa3	2,060,000	2,215,921
Los Angeles County Sanitation District Financing Authority, 5.00% due 10/1/2016 (Capital Projects)	AA+/Aa1	4,000,000	4,000,480
Los Angeles County Schools Pooled Financing Program COP, 5.00% due 6/1/2022 (Compton USD; Insured: AGM)	AA/A2	1,500,000	1,801,170
Los Angeles County Schools Regionalized Business Services Corp. COP, 0% due 8/1/2021 (Insured: AMBAC)	NR/NR	2,135,000	1,938,388
Los Angeles Department of Airports, 5.50% due 5/15/2018 (Los Angeles International Airport) (AMT)	AA/Aa3	2,000,000	2,147,220
Los Angeles Department of Water and Power, 5.00% due 7/1/2024 (Power System Capital Improvements)	AA-/Aa2	1,000,000	1,272,450
Los Angeles Department of Water and Power, 5.00% due 7/1/2025 (Power System Capital Improvements)	AA-/Aa2	500,000	646,835
Los Angeles Department of Water and Power, 5.00% due 7/1/2026 (Power System Capital Improvements)	AA-/Aa2	300,000	389,796
Los Angeles Department of Water and Power, 0.81% due 7/1/2035 put 10/3/2016 (Power System Capital Improvements; SPA: Citibank, N.A.) (daily demand notes)	AA-/Aa2	10,020,000	10,020,000
Los Angeles USD COP, 5.00% due 10/1/2016 (Educational Facilities and Information Technology Infrastructure; Insured: AMBAC)	A+/A1	425,000	425,051
Los Angeles USD COP, 5.50% due 12/1/2018 (Educational Facilities and Information Technology Infrastructure)	A+/A1	2,000,000	2,198,400
Los Angeles USD GO, 5.00% due 7/1/2022 (Educational Facilities and Information Technology Infrastructure)	AA-/Aa2	6,360,000	7,750,932
Los Angeles USD GO, 5.00% due 7/1/2022 (Educational Facilities and Information Technology Infrastructure)	AA-/Aa2	2,750,000	3,351,425
Los Angeles USD GO, 5.00% due 7/1/2023 (Educational Facilities and Information Technology Infrastructure)	AA-/Aa2	3,000,000	3,745,050
[a] Los Angeles USD GO, 5.00% due 7/1/2024 (Educational Facilities and Information Technology Infrastructure)	AA-/Aa2	3,000,000	3,822,420
Lynwood USD GO, 5.00% due 8/1/2023 (Insured: AGM)	AA/A2	1,000,000	1,236,960
Manteca USD Community Facilities District No. 1989-2, 4.00% due 9/1/2018 (Educational Facilities; Insured: AGM)	AA/A2	500,000	528,735
Manteca USD Community Facilities District No. 1989-2, 4.00% due 9/1/2019 (Educational Facilities; Insured: AGM)	AA/A2	870,000	943,585
Manteca USD Community Facilities District No. 1989-2, 5.00% due 9/1/2020 (Educational Facilities; Insured: AGM)	AA/A2	1,425,000	1,634,047
Manteca USD Community Facilities District No. 1989-2, 5.00% due 9/1/2021 (Educational Facilities; Insured: AGM)	AA/A2	750,000	884,033
Manteca USD Community Facilities District No. 1989-2, 5.00% due 9/1/2023 (Educational Facilities; Insured: AGM)	AA/A2	500,000	615,465
Mark West Union School District GO, 4.125% due 8/1/2020 (Educational Facilities; Insured: Natl-Re)	AA/A3	1,275,000	1,278,634
Metropolitan Water District of Southern California, 0.96% due 7/1/2030	NR/NR	9,500,000	9,500,000
Metropolitan Water District of Southern California, 1.00% due 7/1/2030	AAA/Aa1	5,000,000	5,000,000
Metropolitan Water District of Southern California, 1.00% due 7/1/2036 put 10/7/2016 (weekly demand notes)	A-1+/Aa1	10,000,000	9,995,800
Milpitas Redevelopment Agency, 4.00% due 9/1/2017 (Redevelopment Project Area No. 1)	AA-/NR	1,000,000	1,028,720
Milpitas Redevelopment Agency, 5.00% due 9/1/2025 (Redevelopment Project Area No. 1)	AA-/NR	2,300,000	2,932,201
Modesto Irrigation District, 5.00% due 7/1/2022 (San Joaquin Valley Electric System)	A+/A2	1,000,000	1,214,960
Moreno Valley Public Financing Authority, 5.00% due 11/1/2024 (Public Improvements)	A+/NR	1,455,000	1,823,551
Municipal Improvement Corp. of Los Angeles, 5.00% due 11/1/2017 (Capital Equipment)	A+/A2	3,235,000	3,381,837
Municipal Improvement Corp. of Los Angeles, 5.00% due 3/1/2018 (Capital Equipment)	A+/A2	4,765,000	5,044,991
[a] Municipal Improvement Corp. of Los Angeles, 5.00% due 11/1/2024 (Capital Equipment)	A+/NR	9,810,000	12,424,954
Municipal Improvement Corp. of Los Angeles, 5.00% due 11/1/2025 (Acquisition and Improvement of Real Property)	A+/NR	6,750,000	8,684,482
Murrieta Valley USD Public Financing Authority GO, 5.00% due 9/1/2023 (Educational Facilities; Insured: BAM)	AA/NR	1,080,000	1,338,217
Natomas USD GO, 5.00% due 8/1/2024 (Insured: BAM)	AA/A1	2,425,000	3,007,800
North City West School Facilities Financing Authority, 5.00% due 9/1/2021 (Carmel Valley; Insured: AGM)	AA/NR	2,155,000	2,549,171
North City West School Facilities Financing Authority, 5.00% due 9/1/2022 (Carmel Valley; Insured: AGM)	AA/NR	2,260,000	2,738,239
Northern California Power Agency, 5.00% due 7/1/2017 (Hydroelectric Project)	A+/A1	100,000	103,168
Northern California Power Agency, 5.00% due 7/1/2018 (Hydroelectric Project)	A+/A1	1,250,000	1,340,725
Northern California Power Agency, 5.00% due 6/1/2019 (Lodi Energy Center)	A-/A2	2,340,000	2,593,890
Oakland USD GO, 5.00% due 8/1/2022 (County of Alameda Educational Facilities)	AA-/Aa3	745,000	900,906
Oakland USD GO, 5.00% due 8/1/2023 (County of Alameda Educational Facilities)	AA-/Aa3	700,000	865,354
Oakland USD GO, 5.00% due 8/1/2025 (County of Alameda Educational Facilities)	AA-/Aa3	1,300,000	1,652,508
Palomar Pomerado Health GO, 0% due 8/1/2019 (Insured: AGM)	AA/A2	2,000,000	1,917,360
Palomar Pomerado Health GO, 0% due 8/1/2021 (Insured: Natl-Re)	AA-/A2	2,850,000	2,612,452
Pasadena USD GO, 5.00% due 8/1/2024 (Educational Facilities Improvements)	A+/Aa2	250,000	316,728
Pasadena USD GO, 5.00% due 8/1/2024 (2019 Crossover)	A+/Aa2	800,000	1,013,528
Pasadena USD GO, 5.00% due 8/1/2025 (Educational Facilities Improvements)	A+/Aa2	365,000	469,912
Pasadena USD GO, 5.00% due 8/1/2025 (2019 Crossover)	A+/Aa2	1,000,000	1,287,430
Pasadena USD GO, 5.00% due 8/1/2026 (Educational Facilities Improvements)	A+/Aa2	500,000	653,790
Pasadena USD GO, 5.00% due 8/1/2026 (2019 Crossover)	A+/Aa2	1,000,000	1,307,580
Pomona Public Financing Authority, 2.00% due 6/1/2018 (Facilities Improvements)	A+/NR	500,000	508,615
Pomona Public Financing Authority, 3.00% due 6/1/2020 (Facilities Improvements)	A+/NR	250,000	266,645
Pomona Public Financing Authority, 4.00% due 6/1/2024 (Facilities Improvements; Insured: AGM)	AA/NR	450,000	532,224
Pomona Public Financing Authority, 4.00% due 6/1/2026 (Facilities Improvements; Insured: AGM)	AA/NR	275,000	328,380
Pomona USD GO, 6.10% due 2/1/2020 (Educational Facilities Improvements; Insured: Natl-Re)	AA-/A3	465,000	538,372
Rancho Santa Fe Community Services District Financing Authority, 3.00% due 9/1/2018	A-/NR	1,055,000	1,094,731
Rancho Santa Fe Community Services District Financing Authority, 3.00% due 9/1/2019	A-/NR	750,000	791,040
Rancho Santa Fe Community Services District Financing Authority, 4.00% due 9/1/2020	A-/NR	1,000,000	1,106,330

12    Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2016

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Rancho Santa Fe Community Services District Financing Authority, 4.00% due 9/1/2021	A-/NR	$550,000	$620,439
Rancho Santa Fe Community Services District Financing Authority, 4.00% due 9/1/2022	A-/NR	475,000	545,110
Rancho Santa Fe Community Services District Financing Authority, 4.00% due 9/1/2023	A-/NR	650,000	757,497
Rancho Santa Fe Community Services District Financing Authority, 5.00% due 9/1/2024	A-/NR	750,000	937,470
Rancho Santa Fe Community Services District Financing Authority, 5.00% due 9/1/2025	A-/NR	900,000	1,138,014
Rancho Santa Fe Community Services District Financing Authority, 5.00% due 9/1/2026	A-/NR	915,000	1,167,467
Redevelopment Agency of the City and County of San Francisco, 5.00% due 6/1/2020 (Yerba Buena Center Redevelopment Project Area; Insured: AGM)	AA/A1	1,730,000	1,969,172
Redevelopment Agency of the City of Rialto, 5.00% due 9/1/2023 (Merged Project Area; Insured: BAM)	AA/NR	550,000	677,012
Redevelopment Agency of the City of Rialto, 5.00% due 9/1/2024 (Merged Project Area; Insured: BAM)	AA/NR	500,000	624,980
Regents of the University of California, 4.00% due 5/15/2017 (Campus Housing and Facilities)	AA-/Aa3	1,250,000	1,275,337
Ridgecrest Redevelopment Agency, 5.00% due 6/30/2017 (Redevelopment Project)	A-/NR	1,055,000	1,084,667
Ridgecrest Redevelopment Agency, 5.25% due 6/30/2018 (Redevelopment Project)	A-/NR	1,050,000	1,122,838
Ridgecrest Redevelopment Agency, 5.50% due 6/30/2019 (Redevelopment Project)	A-/NR	1,050,000	1,169,637
Ridgecrest Redevelopment Agency, 5.50% due 6/30/2020 (Redevelopment Project)	A-/NR	1,040,000	1,194,003
Riverside County Infrastructure Financing Authority, 2.00% due 11/1/2016 (Capital Improvement Projects)	AA-/NR	1,500,000	1,501,755
Riverside County Infrastructure Financing Authority, 3.00% due 11/1/2017 (Capital Improvement Projects)	AA-/NR	1,000,000	1,023,920
Riverside County Infrastructure Financing Authority, 4.00% due 11/1/2018 (Capital Improvement Projects)	AA-/NR	1,000,000	1,063,560
Riverside County Infrastructure Financing Authority, 4.00% due 11/1/2019 (Capital Improvement Projects)	AA-/NR	1,700,000	1,854,411
Riverside County Infrastructure Financing Authority, 5.00% due 11/1/2020 (Capital Improvement Projects)	AA-/NR	605,000	699,453
Riverside County Infrastructure Financing Authority, 5.00% due 11/1/2021 (Capital Improvement Projects)	AA-/NR	500,000	593,915
Riverside County Palm Desert Financing Authority, 6.00% due 5/1/2022 pre-refunded 5/1/2018 (Palm Desert Sheriff’s Station Facilities)	AA-/A2	2,600,000	2,811,926
Riverside County Public Financing Authority, 4.00% due 11/1/2017 (Capital Facilities Project)	AA-/NR	550,000	568,304
Riverside County Public Financing Authority, 5.00% due 11/1/2019 (Capital Facilities Project)	AA-/NR	2,000,000	2,237,940
Riverside County Public Financing Authority, 4.00% due 11/1/2020 (Capital Facilities Project)	AA-/NR	465,000	517,350
Riverside County Public Financing Authority, 5.00% due 11/1/2021 (Capital Facilities Project)	AA-/NR	1,000,000	1,183,850
Riverside County Public Financing Authority, 5.00% due 11/1/2025 (Capital Facilities Project)	AA-/NR	1,000,000	1,271,410
Riverside USD Financing Authority, 4.00% due 9/1/2017 (Educational Facilities; Insured: BAM)	AA/NR	285,000	293,088
Riverside USD Financing Authority, 5.00% due 9/1/2019 (Educational Facilities; Insured: BAM)	AA/NR	950,000	1,059,155
Riverside USD Financing Authority, 5.00% due 9/1/2022 (Educational Facilities; Insured: BAM)	AA/NR	215,000	260,496
Riverside USD Financing Authority, 5.00% due 9/1/2024 (Educational Facilities; Insured: BAM)	AA/NR	680,000	857,269
Riverside USD Financing Authority, 5.00% due 9/1/2025 (Educational Facilities; Insured: BAM)	AA/NR	350,000	441,389
Rosemead Community Development Commission, 5.00% due 10/1/2016 (Redevelopment Project Area No. 1; Insured: AMBAC)	A/NR	700,000	700,084
Roseville Natural Gas Financing Authority, 5.00% due 2/15/2017	BBB+/Baa1	1,390,000	1,406,833
Sacramento City Financing Authority, 0% due 11/1/2016 (Multiple Redevelopment Project Areas; Insured: Nat’l-Re)	AA-/A3	3,200,000	3,197,024
Sacramento City Schools Joint Power Financing Authority, 5.00% due 3/1/2021 (Sacramento City USD Educational Facility Sublease; Insured: BAM)	AA/NR	830,000	962,908
Sacramento City Schools Joint Power Financing Authority, 5.00% due 3/1/2022 (Sacramento City USD Educational Facility Sublease; Insured: BAM)	AA/NR	775,000	922,211
Sacramento City Schools Joint Power Financing Authority, 5.00% due 3/1/2023 (Sacramento City USD Educational Facility Sublease; Insured: BAM)	AA/NR	815,000	993,053
Sacramento City Schools Joint Power Financing Authority, 5.00% due 3/1/2024 (Sacramento City USD Educational Facility Sublease; Insured: BAM)	AA/NR	765,000	948,202
Sacramento City Schools Joint Power Financing Authority, 5.00% due 3/1/2025 (Sacramento City USD Educational Facility Sublease; Insured: BAM)	AA/NR	2,175,000	2,674,228
Sacramento City USD GO, 5.00% due 7/1/2018 (Educational Facilities Improvements; Insured: AGM)	AA/NR	360,000	385,866
Sacramento City USD GO, 4.00% due 7/1/2019 (Educational Facilities Improvements)	A+/A1	5,455,000	5,904,383
Sacramento City USD GO, 5.00% due 7/1/2019 (Educational Facilities Improvements; Insured: AGM)	AA/NR	635,000	705,625
Sacramento City USD GO, 5.00% due 7/1/2020 (Educational Facilities Improvements; Insured: AGM)	AA/NR	500,000	573,475
Sacramento City USD GO, 5.00% due 7/1/2021 (Educational Facilities Improvements)	A+/A1	3,600,000	4,246,524
Sacramento City USD GO, 5.00% due 7/1/2021 (Educational Facilities Improvements; Insured: AGM)	AA/NR	400,000	472,448
Sacramento City USD GO, 5.00% due 7/1/2022 (Educational Facilities Improvements; Insured: AGM)	AA/NR	700,000	849,170
Sacramento Cogeneration Authority, 5.00% due 7/1/2019 (Procter & Gamble Project)	AA-/Aa3	625,000	693,788
Salinas Valley Solid Waste Authority, 5.00% due 8/1/2023 (Insured: AGM) (AMT)	AA/A2	1,530,000	1,829,712
San Diego Redevelopment Agency, 5.00% due 9/1/2018 (Centre City Redevelopment; Insured: AMBAC)	NR/A2	3,215,000	3,226,574
San Diego Redevelopment Agency, 0% due 9/1/2019 (Centre City Redevelopment; Insured: AGM)	AA/A2	1,910,000	1,828,634
San Diego USD GO, 3.00% due 7/1/2017 (Educational System Capital Projects)	NR/Aa2	5,000,000	5,083,500
San Diego USD GO, 5.50% due 7/1/2020 (Educational System Capital Projects; Insured: Natl-Re)	AA-/Aa2	1,390,000	1,624,840
San Diego USD GO, 5.00% due 7/1/2023 (Educational System Capital Projects)	AA-/Aa2	5,000,000	6,241,750
San Diego USD GO, 5.00% due 7/1/2024 (Educational System Capital Projects)	AA-/Aa2	3,000,000	3,767,040
San Francisco City and County Airports Commission, 5.00% due 5/1/2026 (San Francisco International Airport)	A+/A1	5,000,000	6,498,450
San Francisco City and County Redevelopment Agency, 5.00% due 8/1/2019 (San Francisco Redevelopment Projects)	A+/NR	2,050,000	2,277,283
San Francisco City and County Redevelopment Agency, 5.00% due 8/1/2020 (San Francisco Redevelopment Projects)	A+/NR	1,685,000	1,932,291
San Francisco City and County Redevelopment Agency, 5.00% due 8/1/2021 (San Francisco Redevelopment Projects)	A+/NR	1,000,000	1,179,200

Annual Report    13

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2016

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
San Joaquin Delta Community College District GO, 0% due 8/1/2019 (Insured: AGM)	AA/Aa2	$5,000,000	$4,659,900
San Mateo County Joint Powers Financing Authority, 5.00% due 6/15/2017 (Maple Street Correctional Center)	AA+/Aa2	750,000	772,455
San Mateo County Joint Powers Financing Authority, 5.00% due 7/15/2018 (County Capital Projects)	AA+/Aa2	800,000	855,440
San Mateo County Joint Powers Financing Authority, 5.00% due 6/15/2021 (Maple Street Correctional Center)	AA+/Aa2	410,000	484,501
San Mateo County Joint Powers Financing Authority, 5.00% due 6/15/2022 (Maple Street Correctional Center)	AA+/Aa2	1,000,000	1,214,190
San Mateo County Joint Powers Financing Authority, 5.00% due 6/15/2023 (Maple Street Correctional Center)	AA+/Aa2	585,000	728,062
San Mateo Union High School District GO, 0% due 9/1/2019 (Educational Facilities; Insured: Natl-Re)	AA+/Aaa	2,000,000	1,928,720
Santa Ana Financing Authority, 6.25% due 7/1/2018 (Police Administration & Holding Facility; Insured: Natl-Re) (ETM)	AA-/A3	1,000,000	1,093,920
Santa Ana Financing Authority, 6.25% due 7/1/2018 (Police Administration & Holding Facility; Insured: Natl-Re)	AA-/A3	1,000,000	1,087,490
Santa Ana USD GO, 0% due 8/1/2020 (Insured: Natl-Re)	AA-/A3	2,035,000	1,923,991
Santa Clara County Financing Authority, 4.00% due 5/15/2017 (Multiple Facilities Projects) (ETM)	AA+/Aa3	1,000,000	1,020,090
Santa Clara County Financing Authority, 5.00% due 5/15/2025 (Multiple Facilities Projects)	AA+/NR	6,755,000	8,722,191
Semitropic Water Storage Improvement District, 5.00% due 12/1/2022 (Irrigation Water System; Insured: AGM)	AA/A2	400,000	488,168
Semitropic Water Storage Improvement District, 5.00% due 12/1/2023 (Irrigation Water System; Insured: AGM)	AA/A2	500,000	623,845
Semitropic Water Storage Improvement District, 5.00% due 12/1/2024 (Irrigation Water System; Insured: AGM)	AA/A2	500,000	635,315
Semitropic Water Storage Improvement District, 5.00% due 12/1/2025 (Irrigation Water System; Insured: AGM)	AA/A2	1,110,000	1,428,370
Sequoia Union High School District, 2.00% due 6/30/2017 (Capital Expenditures)	NR/Mig1	9,225,000	9,305,165
Solano County COP, 5.00% due 11/15/2016 (Health & Social Services Headquarters)	AA-/Aa3	1,000,000	1,005,250
[a] South San Francisco USD GO, 4.00% due 6/15/2018 (Educational Facilities) (ETM)	SP-1+/NR	5,000,000	5,270,100
Southeast Resource Recovery Facilities Authority, 5.25% due 12/1/2017 (Insured: AMBAC)	AA-/A2	1,000,000	1,003,830
Southeast Resource Recovery Facilities Authority, 5.375% due 12/1/2018 (Insured: AMBAC) (AMT)	AA-/A2	2,000,000	2,007,860
Southwestern Community College District GO, 4.00% due 8/1/2022	AA-/Aa2	265,000	310,177
Southwestern Community College District GO, 4.00% due 8/1/2023	AA-/Aa2	280,000	333,043
Southwestern Community College District GO, 4.00% due 8/1/2024	AA-/Aa2	390,000	470,703
Southwestern Community College District GO, 4.00% due 8/1/2025	AA-/Aa2	325,000	396,432
Southwestern Community College District GO, 4.00% due 8/1/2026	AA-/Aa2	410,000	505,657
State of California Department of Water Resources, 5.00% due 12/1/2016 (Central Valley Water System) (ETM)	NR/NR	5,000	5,036
State of California Department of Water Resources, 5.00% due 12/1/2016 (Central Valley Water System)	AAA/Aa1	995,000	1,002,423
State of California Department of Water Resources, 5.00% due 5/1/2021 (Power Supply Program)	AA/Aa1	1,000,000	1,181,990
State of California Economic Recovery GO, 5.00% due 7/1/2018 (ETM)	AA+/Aaa	2,330,000	2,498,273
State of California Economic Recovery GO, 5.00% due 7/1/2018 (ETM)	AA+/Aaa	670,000	718,387
State of California GO, 4.75% due 9/1/2018 (Various Capital Projects; Insured: AGM)	AA/Aa3	145,000	147,422
State of California GO, 5.00% due 9/1/2020 (Various Capital Projects)	AA-/Aa3	2,000,000	2,309,220
State of California GO, 0.80% due 5/1/2033 put 10/3/2016 (Kindergarten-University Facilities; LOC: JPMorgan Chase Bank, N.A.) (daily demand notes)	AA+/Aa1	22,000,000	22,000,000
Successor Agency to the City Colton Redevelopment Agency, 5.00% due 8/1/2021 (Multiple Redevelopment Project Areas; Insured: BAM)	AA/NR	940,000	1,105,543
Successor Agency to the City Colton Redevelopment Agency, 5.00% due 8/1/2023 (Multiple Redevelopment Project Areas; Insured: BAM)	AA/NR	925,000	1,136,732
Successor Agency to the City Colton Redevelopment Agency, 5.00% due 8/1/2025 (Multiple Redevelopment Project Areas; Insured: BAM)	AA/NR	950,000	1,199,736
Successor Agency to the City of Riverside Redevelopment Agency, 5.00% due 9/1/2023 (Multiple Redevelopment Project Areas)	AA-/NR	1,735,000	2,160,196
Successor Agency to the City of Riverside Redevelopment Agency, 5.00% due 9/1/2024 (Multiple Redevelopment Project Areas)	AA-/NR	1,250,000	1,581,187
Successor Agency to the City of Sacramento Redevelopment Agency, 2.00% due 12/1/2016 (Multiple Redevelopment Project Areas)	A/NR	1,000,000	1,001,830
Successor Agency to the City of Sacramento Redevelopment Agency, 3.00% due 12/1/2017 (Multiple Redevelopment Project Areas)	A/NR	1,315,000	1,344,916
Successor Agency to the City of San Diego Redevelopment Agency, 5.00% due 9/1/2025 (Multiple Redevelopment Project Areas)	AA-/NR	2,745,000	3,525,733
Successor Agency to the City of San Diego Redevelopment Agency, 5.00% due 9/1/2026 (Multiple Redevelopment Project Areas)	AA-/NR	1,500,000	1,911,825
Successor Agency to the Community Development Agency of the City of Menlo Park, 3.00% due 10/1/2017 (Las Pulgas Community Development Project)	A+/NR	655,000	668,965
Successor Agency to the Community Development Agency of the City of Menlo Park, 5.00% due 10/1/2019 (Las Pulgas Community Development Project)	A+/NR	400,000	446,456
Successor Agency to the Community Development Agency of the City of Menlo Park, 5.00% due 10/1/2020 (Las Pulgas Community Development Project)	A+/NR	325,000	374,364
[a] Successor Agency to the Community Development Agency of the City of Menlo Park, 5.00% due 10/1/2021 (Las Pulgas Community Development Project; Insured: AGM)	AA/NR	1,250,000	1,485,987
Successor Agency to the Community Development Agency of the City of Menlo Park, 5.00% due 10/1/2022 (Las Pulgas Community Development Project; Insured: AGM)	AA/NR	900,000	1,092,564
Successor Agency to the Community Development Agency of the City of Menlo Park, 5.00% due 10/1/2025 (Las Pulgas Community Development Project; Insured: AGM)	AA/NR	500,000	639,840

14    Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2016

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Successor Agency to the Community Redevelopment Agency of the City of Palmdale, 5.00% due 9/1/2024 (Merged Redevelopment Project Areas)	A+/NR	$600,000	$752,850
Successor Agency to the Community Redevelopment Agency of the City of Palmdale, 5.00% due 9/1/2025 (Merged Redevelopment Project Areas)	A+/NR	450,000	569,997
Successor Agency to the Community Redevelopment Agency of the City of Palmdale, 5.00% due 9/1/2026 (Merged Redevelopment Project Areas)	A+/NR	550,000	705,573
Successor Agency to the Poway Redevelopment Agency, 5.00% due 6/15/2025 (Paguay Redevelopment Project)	AA-/NR	4,665,000	5,970,873
Successor Agency to the Rancho Cucamonga Redevelopment Project, 5.00% due 9/1/2023 (Rancho Redevelopment Project Area; Insured: AGM)	AA/NR	1,000,000	1,244,320
Successor Agency to the Rancho Cucamonga Redevelopment Project, 5.00% due 9/1/2024 (Rancho Redevelopment Project Area: Insured: AGM)	AA/NR	2,000,000	2,533,320
Successor Agency to the Richmond County Redevelopment Agency, 5.00% due 9/1/2022 (Joint Powers Financing Authority & Harbour Redevelopment Project; Insured: BAM)	AA/NR	400,000	483,208
Successor Agency to the Richmond County Redevelopment Agency, 5.00% due 9/1/2023 (Joint Powers Financing Authority & Harbour Redevelopment Project; Insured: BAM)	AA/NR	400,000	492,372
Successor Agency to the Richmond County Redevelopment Agency, 5.00% due 9/1/2024 (Joint Powers Financing Authority & Harbour Redevelopment Project; Insured: BAM)	AA/NR	450,000	562,482
Successor Agency to the Tustin Community Redevelopment Agency, 5.00% due 9/1/2026 (Low and Moderate Income Housing)	AA-/NR	1,125,000	1,458,180
Temecula Valley USD Financing Authority, 4.00% due 9/1/2017 (Educational Facilities; Insured: BAM)	AA/NR	400,000	411,352
Temecula Valley USD Financing Authority, 5.00% due 9/1/2018 (Educational Facilities; Insured: BAM)	AA/NR	325,000	350,015
Temecula Valley USD Financing Authority, 5.00% due 9/1/2019 (Educational Facilities; Insured: BAM)	AA/NR	375,000	418,088
Temecula Valley USD Financing Authority, 5.00% due 9/1/2020 (Educational Facilities; Insured: BAM)	AA/NR	400,000	460,232
Temecula Valley USD Financing Authority, 5.00% due 9/1/2021 (Educational Facilities; Insured: BAM)	AA/NR	515,000	609,199
Temecula Valley USD Financing Authority, 5.00% due 9/1/2022 (Educational Facilities; Insured: BAM)	AA/NR	275,000	333,193
Temecula Valley USD Financing Authority, 5.00% due 9/1/2023 (Educational Facilities; Insured: BAM)	AA/NR	300,000	371,502
Temecula Valley USD Financing Authority, 5.00% due 9/1/2024 (Educational Facilities; Insured: BAM)	AA/NR	300,000	378,207
Temecula Valley USD Financing Authority, 5.00% due 9/1/2025 (Educational Facilities; Insured: BAM)	AA/NR	300,000	378,333
Trustees of the California State University, 5.00% due 11/1/2026 (Educational Facilities Improvements)	AA-/Aa2	1,000,000	1,306,540
Tuolumne Wind Project Authority, 5.00% due 1/1/2018	AA-/A2	1,690,000	1,778,066
[b] Tuolumne Wind Project Authority, 5.00% due 1/1/2025	AA-/NR	3,500,000	4,455,605
[b] Tuolumne Wind Project Authority, 5.00% due 1/1/2026	AA-/NR	2,500,000	3,220,025
Turlock Irrigation District, 5.00% due 1/1/2019	AA-/A2	1,000,000	1,091,920
[b] Turlock Irrigation District, 5.00% due 1/1/2025	A+/NR	1,000,000	1,272,140
[b] Turlock Irrigation District, 5.00% due 1/1/2026	A+/NR	1,000,000	1,284,050
Ukiah USD GO, 0% due 8/1/2019 (Insured: Natl-Re)	AA-/A1	2,000,000	1,932,000
Upper Lake Union High School District GO, 0% due 8/1/2020 (Insured: Natl-Re)	NR/A3	1,050,000	927,297
Ventura County Public Financing Authority, 5.00% due 11/1/2023 (Office Building Purchase and Improvements)	AA+/Aa2	500,000	633,220
Ventura County Public Financing Authority, 5.00% due 11/1/2024 (Office Building Purchase and Improvements)	AA+/Aa2	1,060,000	1,334,052
Virgin Islands Public Finance Authority, 5.00% due 10/1/2017	BBB-/B1	1,440,000	1,453,334
Vista Redevelopment Agency, 5.00% due 9/1/2019 (Vista Redevelopment Project; Insured: AGM)	AA/NR	300,000	333,978
Vista Redevelopment Agency, 5.00% due 9/1/2020 (Vista Redevelopment Project; Insured: AGM)	AA/NR	275,000	315,343
Vista Redevelopment Agency, 5.00% due 9/1/2021 (Vista Redevelopment Project; Insured: AGM)	AA/NR	265,000	312,358
Vista Redevelopment Agency, 5.00% due 9/1/2022 (Vista Redevelopment Project; Insured: AGM)	AA/NR	335,000	404,687
Vista Redevelopment Agency, 5.00% due 9/1/2023 (Vista Redevelopment Project; Insured: AGM)	AA/NR	400,000	493,556
Walnut Improvement Agency, 4.00% due 3/1/2017 (City of Walnut Improvement Plan; Insured: BAM)	AA/NR	1,000,000	1,013,030
Walnut Improvement Agency, 4.00% due 3/1/2018 (City of Walnut Improvement Plan; Insured: BAM)	AA/NR	1,000,000	1,042,950
Walnut Improvement Agency, 5.00% due 3/1/2019 (City of Walnut Improvement Plan; Insured: BAM)	AA/NR	400,000	437,848
Washington USD Yolo County COP, 5.00% due 8/1/2017 (West Sacramento High School; Insured: AMBAC)	A/NR	725,000	750,324
Washington USD Yolo County COP, 5.00% due 8/1/2021 (West Sacramento High School; Insured: AMBAC)	A/NR	910,000	937,928
Washington USD Yolo County COP, 5.00% due 8/1/2022 (West Sacramento High School; Insured: AMBAC)	A/NR	2,010,000	2,071,687
Westminster Redevelopment Agency, 5.00% due 8/1/2024 (Commercial Redevelopment Project No. 1; Insured: AGM)	AA/A2	1,205,000	1,284,663

TOTAL INVESTMENTS — 98.03% (Cost $694,073,137)			$723,351,171
OTHER ASSETS LESS LIABILITIES — 1.97%			14,562,982

NET ASSETS — 100.00%			$737,914,153

Annual Report    15

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2016

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred subsequent to the reporting period end. Bonds issued with a maturity of one year or less are assigned Moody’s ratings from MIG-1 to MIG-4 and Standard and Poor’s ratings from SP-1+ to SP-3 with MIG-1 and SP-1+ being the strongest ratings.
a	Segregated as collateral for a when-issued security.
b	When-issued security.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ACA	Insured by American Capital Access
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BAM	Insured by Build America Mutual Insurance Co.
COP	Certificates of Participation
ETM	Escrowed to Maturity

FHA	Insured by Federal Housing Administration
GO	General Obligation
HFFA	Health Facilities Financing Authority
Mtg	Mortgage
Natl-Re	Insured by National Public Finance Guarantee Corp.
USD	Unified School District

See notes to financial statements.

16    Annual Report

STATEMENT OF ASSETS AND LIABILITIES

Thornburg California Limited Term Municipal Fund	September 30, 2016

ASSETS
Investments at value (cost $694,073,137) (Note 3)	$723,351,171
Cash	3,665,598
Receivable for investments sold	31,087,238
Receivable for fund shares sold	1,489,057
Interest receivable	6,053,874
Prepaid expenses and other assets	3,891

Total Assets	765,650,829

LIABILITIES
Payable for investments purchased	25,501,285
Payable for fund shares redeemed	1,578,177
Payable to investment advisor and other affiliates (Note 4)	394,661
Accounts payable and accrued expenses	93,215
Dividends payable	169,338

Total Liabilities	27,736,676

NET ASSETS	$737,914,153

NET ASSETS CONSIST OF
Undistributed net investment income	$2,404
Net unrealized appreciation on investments	29,278,034
Accumulated net realized gain (loss)	(15,790)
Net capital paid in on shares of beneficial interest	708,649,505

$737,914,153

NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($193,321,044 applicable to 13,831,057 shares of beneficial interest outstanding - Note 5)	$13.98
Maximum sales charge, 1.50% of offering price	0.21

Maximum offering price per share	$14.19

Class C Shares:
Net asset value and offering price per share* ($68,229,051 applicable to 4,877,445 shares of beneficial interest outstanding - Note 5)	$13.99

Class I Shares:
Net asset value, offering and redemption price per share ($476,364,058 applicable to 34,048,352 shares of beneficial interest outstanding - Note 5)	$13.99

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Annual Report    17

STATEMENT OF OPERATIONS

Thornburg California Limited Term Municipal Fund	Year Ended September 30, 2016

INVESTMENT INCOME
Interest income (net of premium amortized of $9,352,958)	$15,232,874

EXPENSES
Investment advisory fees (Note 4)	3,253,887
Administration fees (Note 4)
Class A Shares	229,210
Class C Shares	83,639
Class I Shares	219,099
Distribution and service fees (Note 4)
Class A Shares	458,420
Class C Shares	335,047
Transfer agent fees
Class A Shares	93,623
Class C Shares	31,560
Class I Shares	280,785
Registration and filing fees
Class A Shares	37
Class C Shares	33
Class I Shares	37
Custodian fees (Note 2)	69,183
Professional fees	54,807
Accounting fees (Note 4)	24,643
Trustee fees	30,326
Other expenses	28,857

Total Expenses	5,193,193

Net Investment Income	10,039,681

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	190,349
Net change in unrealized appreciation (depreciation) on investments	6,449,717

Net Realized and Unrealized Gain	6,640,066

Net Increase in Net Assets Resulting from Operations	$16,679,747

See notes to financial statements.

18    Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg California Limited Term Municipal Fund

	Year Ended September 30, 2016	Year Ended September 30, 2015
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$10,039,681	$9,704,464
Net realized gain (loss) on investments	190,349	(102,451)
Net unrealized appreciation (depreciation) on investments	6,449,717	94,220

Net Increase (Decrease) in Net Assets Resulting from Operations	16,679,747	9,696,233

DIVIDENDS TO SHAREHOLDERS
From net investment income
Class A Shares	(2,354,052)	(2,333,303)
Class C Shares	(694,054)	(735,680)
Class I Shares	(6,991,575)	(6,635,481)

FUND SHARE TRANSACTIONS (NOTE 5)
Class A Shares	20,188,735	11,239,731
Class C Shares	3,358,067	1,372,807
Class I Shares	64,610,015	46,488,377

Net Increase in Net Assets	94,796,883	59,092,684

NET ASSETS
Beginning of Year	643,117,270	584,024,586

End of Year	$737,914,153	$643,117,270

Undistributed net investment income	$2,404	$2,404

See notes to financial statements.

Annual Report    19

NOTES TO FINANCIAL STATEMENTS

Thornburg California Limited Term Municipal Fund	September 30, 2016

NOTE 1 – ORGANIZATION

Thornburg California Limited Term Municipal Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of twenty separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal and California state individual income tax as is consistent, in the view of Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”), with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to longer intermediate and long-term bond portfolios.

The Fund currently offers three classes of shares of beneficial interest: Class A, Class C, and Institutional Class (“Class I”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.

Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.

Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by the Advisor. Dividends are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.

Investment Income: Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to call dates or maturity dates using the effective yield method of the respective investments, which is included in interest income on the Statement of Operations.

Custodian Fees: Custodian fees disclosed in the Statement of Operations may include interest expenses incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on any such cash overdraft at a rate equal to 2.50% of the overdraft amount in excess of $50,000.

Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment

20    Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2016

for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.

The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed each uncertain tax position believed to be material in the preparation of the Fund’s financial statements for the fiscal year ended September 30, 2016, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Fund has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities

At September 30, 2016, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$694,073,137

Gross unrealized appreciation on a tax basis	$29,482,518
Gross unrealized depreciation on a tax basis	(204,484)

Net unrealized appreciation (depreciation) on investments (tax basis)	$29,278,034

At September 30, 2016, the Fund had cumulative tax basis capital losses of $15,789, (of which $15,789 are short-term and $0 are long-term) generated after September 30, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire.

During the year ended September 30, 2016, the Fund utilized $18,416 of short-term and $68,157 of long-term capital loss carryforwards generated after September 30, 2011.

At September 30, 2016, the Fund had $171,742 of undistributed net tax-exempt income, no undistributed tax basis net ordinary income and no undistributed tax basis capital gains.

Distributions from tax exempt income paid by the Fund for the years ended September 30, 2016 and September 30, 2015 are excludable by shareholders from gross income for federal income tax purposes.

The tax character of distributions paid during the years ended September 30, 2016, and September 30, 2015, was as follows:

	2016	2015
Distributions from:
Tax exempt income	$10,039,668	$9,704,450
Ordinary income	13	14

Total	$10,039,681	$9,704,464

NOTE 3 – SECURITY VALUATION

Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.

The Trustees of the Trust have appointed the Advisor to assist the Trustees in obtaining market values for portfolio investments, evaluate and monitor professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in

Annual Report    21

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2016

determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.

In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Securities: Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.

In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider merits review for significant reasons, the Committee decides whether or not to use the valuation calculated by the pricing service provider or to use an alternative method approved by the Audit Committee to calculate a fair value for the obligation.

Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.

Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).

Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are characterized as Level 2 within the valuation hierarchy.

In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment, and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.

Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.

22    Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2016

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2016. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at September 30, 2016
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities
Municipal Bonds	$723,351,171	$—	$723,351,171	$—

Total Investments in Securities	$723,351,171	$—	$723,351,171	$—

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between levels for the year ended September 30, 2016.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. Under the investment advisory agreement, the Fund pays the Advisor a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Daily Net Assets	Fee Rate
Up to $500 million	0.500%
Next $500 million	0.400
Next $500 million	0.300
Next $500 million	0.250
Over $2 billion	0.225

The Fund’s effective management fee for the year ended September 30, 2016 was 0.473% of the Fund’s average dividend assets.

The Fund pays to the Advisor the costs of personnel who perform certain accounting services for the Fund. For the year ended September 30, 2016 the Fund paid $24,643 to the Advisor for these accounting services. The Trust has also entered into administrative service agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. Total administrative service fees incurred by each class of shares of the Fund for the year ended September 30, 2016, are set forth in the Statement of Operations.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the year ended September 30, 2016, the Distributor has advised the Fund that it earned $2,570 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $4,870 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may pay to the Advisor or securities dealers and other financial institutions at the Advisor’s request an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to Class A and Class C shares of the Fund to obtain various shareholder and distribution related services. For the year ended September 30, 2016, there were no 12b-1 service plan fees charged for Class I shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.

The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the year ended September 30, 2016, are set forth in the Statement of Operations.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

The Fund may sell securities to an affiliated fund, or the Fund may purchase securities held by an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the year ended September 30, 2016, the Fund had transactions with affiliated funds of $4,000,299 in purchases.

Annual Report    23

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2016

NOTE 5 – SHARES OF BENEFICIAL INTEREST

At September 30, 2016, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2016		Year Ended September 30, 2015
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	3,545,788	$49,447,106	2,968,706	$41,089,831
Shares issued to shareholders in reinvestment of dividends	142,013	1,981,364	142,066	1,965,359
Shares repurchased	(2,238,533)	(31,239,735)	(2,302,492)	(31,815,459)

Net increase (decrease)	1,449,268	$20,188,735	808,280	$11,239,731

Class C Shares
Shares sold	1,011,365	$14,117,934	839,501	$11,635,591
Shares issued to shareholders in reinvestment of dividends	38,417	536,374	41,674	576,985
Shares repurchased	(808,902)	(11,296,241)	(783,398)	(10,839,769)

Net increase (decrease)	240,880	$3,358,067	97,777	$1,372,807

Class I Shares
Shares sold	12,762,501	$178,298,927	11,038,248	$152,815,141
Shares issued to shareholders in reinvestment of dividends	381,818	5,333,769	340,247	4,711,496
Shares repurchased	(8,518,649)	(119,022,681)	(8,019,859)	(111,038,260)

Net increase (decrease)	4,625,670	$64,610,015	3,358,636	$46,488,377

NOTE 6 – INVESTMENT TRANSACTIONS

For the year ended September 30, 2016, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $211,535,665 and $99,305,814, respectively.

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, interest rate risk, credit risk, market and economic risk, liquidity risk, and the risk of investing mainly in the obligations primarily originating in a single state. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between September 30, 2016 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

24    Annual Report

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Annual Report    25

FINANCIAL HIGHLIGHTS

    Thornburg California Limited Term Municipal Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the Year)									RATIOS TO AVERAGE NET ASSETS				SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Year	Net Investment Income (Loss)+	Net Realized & Unrealized Gain(Loss) on Investments		Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of year	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, After Expense Reductions and Net of Custody Credits (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of Year (Thousands)
CLASS A SHARES
2016(b)	$13.84	0.18	0.14		0.32	(0.18)	—	(0.18)	$13.98	1.28	0.93	0.93	0.93	2.32	16.47	$193,321
2015(b)	$13.84	0.19	—	(c)	0.19	(0.19)	—	(0.19)	$13.84	1.39	0.94	0.94	0.94	1.40	14.43	$171,344
2014(b)	$13.54	0.23	0.30		0.53	(0.23)	—	(0.23)	$13.84	1.67	0.95	0.94	0.95	3.93	16.85	$160,151
2013(b)	$13.75	0.24	(0.20)		0.04	(0.24)	(0.01)	(0.25)	$13.54	1.75	0.94	0.94	0.94	0.28	17.57	$159,058
2012(b)	$13.41	0.29	0.34		0.63	(0.29)	—	(0.29)	$13.75	2.15	0.95	0.95	0.95	4.78	13.06	$150,155
CLASS C SHARES
2016	$13.85	0.14	0.14		0.28	(0.14)	—	(0.14)	$13.99	1.04	1.18	1.18	1.18	2.06	16.47	$68,229
2015	$13.85	0.16	—	(c)	0.16	(0.16)	—	(0.16)	$13.85	1.15	1.18	1.18	1.18	1.15	14.43	$64,216
2014	$13.55	0.19	0.30		0.49	(0.19)	—	(0.19)	$13.85	1.41	1.21	1.20	1.21	3.66	16.85	$62,858
2013	$13.76	0.20	(0.20)		—	(0.20)	(0.01)	(0.21)	$13.55	1.48	1.21	1.21	1.21	0.02	17.57	$59,585
2012	$13.42	0.26	0.34		0.60	(0.26)	—	(0.26)	$13.76	1.88	1.22	1.22	1.22	4.49	13.06	$59,563
CLASS I SHARES
2016	$13.85	0.22	0.14		0.36	(0.22)	—	(0.22)	$13.99	1.60	0.62	0.62	0.62	2.64	16.47	$476,364
2015	$13.85	0.24	—	(c)	0.24	(0.24)	—	(0.24)	$13.85	1.70	0.63	0.63	0.63	1.72	14.43	$407,557
2014	$13.55	0.27	0.30		0.57	(0.27)	—	(0.27)	$13.85	1.99	0.62	0.62	0.62	4.27	16.85	$361,015
2013	$13.76	0.28	(0.19)		0.09	(0.29)	(0.01)	(0.30)	$13.55	2.08	0.61	0.61	0.61	0.62	17.57	$254,869
2012	$13.42	0.33	0.35		0.68	(0.34)	—	(0.34)	$13.76	2.46	0.62	0.62	0.62	5.12	13.06	$196,071

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Net realized and unrealized gain (loss) on investments was less than $0.01 per share.
+	Based on weighted average shares outstanding.

See notes to financial statements.

26 Annual Report	Annual Report 27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg California Limited Term Municipal Fund

To the Trustees and Shareholders of

Thornburg California Limited Term Municipal Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Thornburg California Limited Term Municipal Fund (the “Fund”) at September 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2016 by correspondence with the custodian, brokers, transfer agent, and the application of alternative procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 18, 2016

28    Annual Report

EXPENSE EXAMPLE

Thornburg California Limited Term Municipal Fund	September 30, 2016 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2016, and held until September 30, 2016.

	Beginning Account Value 4/1/16	Ending Account Value 9/30/16	Expenses paid During period† 4/1/16–9/30/16
Class A Shares
Actual	$1,000.00	$1,009.20	$4.64
Hypothetical*	$1,000.00	$1,020.39	$4.66
Class C Shares
Actual	$1,000.00	$1,007.90	$5.87
Hypothetical*	$1,000.00	$1,019.16	$5.90
Class I Shares
Actual	$1,000.00	$1,010.00	$3.09
Hypothetical*	$1,000.00	$1,021.92	$3.11

†	Expenses are equal to the annualized expense ratio for each class (A: 0.92%; C: 1.17%; I: 0.62%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report    29

TRUSTEES AND OFFICERS

Thornburg California Limited Term Municipal Fund	September 30, 2016 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
INTERESTED TRUSTEES (1)(2)(4)

Garrett Thornburg, 71 Trustee since 1987, Chairman of Trustees(3)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman and controlling shareholder of Thornburg Securities Corporation (securities dealer); Chairman and CEO of Chamisa Energy, LLC; President of the Thornburg Foundation (nonprofit).	None

Brian J. McMahon, 61 Trustee since 2001, Vice Chairman of Trustees, Member of Governance & Nominating Committee & Operations Risk Oversight Committee(5)	Chief Investment Officer, Managing Director, and Portfolio Manager and, until 2016, CEO and President of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	None

INDEPENDENT TRUSTEES (1)(2)(4)

David A. Ater, 71 Trustee since 1994, Member of Audit Committee & Chairman of Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None

David D. Chase, 75 Trustee since 2000, Chairman of Audit Committee	Managing Member of CS Group, LLC, Santa Fe, NM (private investment fund – family office).	None

Sally Corning, 55 Trustee since 2012, Member of Audit Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity firm with investment programs encompassing venture capital, mezzanine debt, and growth equity).	None

Susan H. Dubin, 67 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

David L. Gardner, 53 Trustee since 2015, Member of Operations Risk Oversight Committee	Until 2012, head of EMEA (Europe, Middle East and Africa) Sales for iShares of Blackrock, Inc., EMEA Executive Committee Member and EMEA Operating Committee Member at Blackrock, Inc.	None

Owen D. Van Essen, 62 Trustee since 2004, Member of Governance & Nominating Committee & Chairman of Operations Risk Oversight Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 57 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None

30    Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2016 (Unaudited)

Name, Age, Year Elected Position Held with Fund	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(7)

Nimish Bhatt, 53 Treasurer since 2016(6)	Chief Financial Officer and Treasurer of Thornburg Investment Management, Inc. and Thornburg Securities Corporation since 2016; Senior Vice President (2004-2016), Chief Financial Officer (2011-2016), and Head of Fund Administration (2011-2016) of Calamos Asset Management, Inc., Calamos Investments LLC, Calamos Advisors LLC, and Calamos Wealth Management; Director of Calamos Global Funds plc (2007-2016).	Not applicable

Jason Brady, 42 President since 2016(6)	CEO and President since 2016, Vice President from 2011 to 2016, Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation since 2016.	Not applicable

Kathleen Brady, 56 Vice President since 2008	Tax Manager Fund Accounting of Thornburg Investment Management, Inc.	Not applicable

Connor Browne, 37 Vice President since 2006	Portfolio Manager, Vice President since 2013, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Tim Cunningham, 41 Vice President since 2014	Managing Director since 2011, Portfolio Manager since 2012, and Associate Portfolio Manager from 2009–2012 of Thornburg Investment Management, Inc.	Not applicable

Randy Dry, 42 Vice President since 2014	Vice President and Managing Director, Director of Institutional Group from 2014-2016, and since 2016, Chief Administrative Officer of Thornburg Investment Management, Inc.	Not applicable

Greg Dunn, 40 Vice President since 2014	Managing Director, Portfolio Manager since 2012, and Associate Portfolio Manager from 2009–2012 of Thornburg Investment Management, Inc.	Not applicable

Lon Erickson, 41 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

William V. Fries, 77 Vice President since 1995	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 45 Vice President since 2006	Vice President since 2011, Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Rolf Kelly, 37 Vice President since 2016	Portfolio Manager and Managing Director since 2013 and Associate Portfolio Manager from 2011–2013 of Thornburg Investment Management, Inc.	Not applicable

Ben Kirby, 36 Vice President since 2014	Portfolio Manager and Managing Director since 2013 and Associate Portfolio Manager from 2011–2013 of Thornburg Investment Management, Inc.	Not applicable

Jeff Klingelhofer, 41 Vice President since 2016	Portfolio Manager and Managing Director since 2015, Associate Portfolio Manager from 2012–2015, and Fixed Income Analyst from 2010–2012 of Thornburg Investment Management, Inc.	Not applicable

Rob MacDonald, 40 Vice President since 2016	Managing Director since 2015, Portfolio Manager since 2014, and Associate Portfolio Manager from 2011–2014 of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 49 Vice President since 2001	Vice President, Managing Director, and Director of Marketing of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	Not applicable

Christopher Ryon, 60 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Nicholos Venditti, 35 Vice President since 2016	Portfolio Manager and Managing Director since 2015 and Associate Portfolio Manager from 2011–2015 of Thornburg Investment Management, Inc.	Not applicable

Annual Report    31

TRUSTEES AND OFFICERS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2016 (Unaudited)

Name, Age, Year Elected Position Held with Fund	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

Vinson Walden, 46 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 45 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 42 Vice President since 2003 Secretary since 2007(6)	Managing Director, Director of Mutual Fund Operations, and Vice President of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	Not applicable

Charles Wilson, 41 Vice President since 2016	Portfolio Manager and Managing Director since 2014 and Associate Portfolio Manager from 2012–2014 of Thornburg Investment Management, Inc.; Co-Portfolio Manager of Marsico Capital Management from 2010–2012.	Not applicable

Di Zhou, 38 Vice President since 2016	Portfolio Manager and Managing Director since 2016, Associate Portfolio Manager from 2014–2016, and Equity Research Analyst from 2010–2014 of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is a separate investment “Fund” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, all the Funds of the Trust. Each Trustee oversees all the Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the sole director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	The Bylaws of the Trust currently require that each Trustee shall retire by the end of the calendar year during which the Trustee reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(5)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the chief investment officer of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Assistant vice presidents, assistant secretaries, and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

32    Annual Report

OTHER INFORMATION

Thornburg California Limited Term Municipal Fund	September 30, 2016 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy. A description of the Policy is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the tax year ended September 30, 2016, dividends paid by the Fund of $10,039,668 (or the maximum allowed) are tax exempt dividends and $13 are taxable ordinary investment income dividends for federal income tax purposes. The information and the distributions reported herein may differ from the information and distributions reported to the shareholders for the calendar year ending December 31, 2016. Complete information will be reported in conjunction with your 2016 Form 1099.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg California Limited Term Municipal Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 13, 2016.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in May 2016 to consider aspects of their annual evaluation of the Advisor’s service to all of the funds of Thornburg Investment Trust, to plan the annual evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The independent Trustees met again in independent session in September to consider portions of the information submitted by the Advisor. The Advisor’s president and chief investment officer subsequently reviewed portions of the information with the Trustees and addressed questions from the Trustees at a full meeting session of the Trustees scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees considered a wide range of information and did not identify any single factor as controlling, and this summary does not describe all of the factors and other matters considered by the Trustees in making their determination.

Nature, Extent and Quality of Services. The Trustees considered presentations by the Advisor at meeting sessions scheduled for consideration of a continuation of the advisory agreement, and also noted their consideration of the reports the Trustees and their committees receive throughout the year on a wide variety of topics, and consideration they had given to a number of topics in previous years. Information identified by the Trustees in their evaluation as having been considered and contributing to their conclusions included Trustees’ assessments of the Advisor’s personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing levels and measures to maintain staffing levels and improve competencies, the Advisor’s commitment to attract and retain high quality portfolio management expertise through competitive compensation levels, the Advisor’s collaborative approach to investment management, the Fund’s investment performance over different periods of time, portfolio managers’ cognizance of and strategies to address market and economic trends and conditions, the evaluation and selection of individual investments, the structuring and composition of the Fund’s portfolio, management of Fund liquidity requirements, cognizance of and efforts to achieve tax efficiency, responses to

Annual Report    33

OTHER INFORMATION, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2016 (Unaudited)

share sale and redemption activity, continuing enhancements to the Advisor’s electronic and information systems and the Advisor’s engagement of outside firms to assist in improving or replacing those systems, the Advisor’s evaluation and selection of firms providing portfolio trade execution to the Fund and the Advisor’s measures to obtain favorable trade execution, the Advisor’s performance of accounting and other services, the Advisor’s continued commitment to observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, the quality and extent of written and oral reports to the Trustees over the course of the year, and other factors.

Investment Performance. The Trustees noted in their evaluation of the Fund’s investment performance the reports they had received in each regular meeting over the course of the year from the Advisor’s portfolio management personnel. The Trustees also noted in their evaluation their consideration of information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including the following items of information respecting the investment performance of the Fund: (1) the Fund’s absolute investment performance and achievement of stated objectives; (2) the Advisor’s written and oral explanations and commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions, (3) performance data for the most recent ten calendar years, comparing the Fund’s annual investment returns to a fund category selected by an independent mutual fund analyst firm, and to a broad-based securities index, (4) the Fund’s investment performance for the three-month, year-to-date, one-year, three-year, five-year and ten-year periods ending with the second quarter of the current year, comparing the Fund’s annualized returns to two mutual fund categories selected by independent mutual fund analyst firms and to a broad-based securities index, and assigning a percentage rank to the Fund’s performance for each period relative to each of the fund categories, and (5) comparative measures of correlation to equity indices, portfolio volatility, risk and return.

The Trustees noted that quarterly reports during the year and other information presented to them confirmed the Advisor’s continued conformity to the Fund’s stated investment objectives and policies.

The Trustees observed in reviewing comparative performance data for the ten most recent calendar years that the Fund’s investment return for the most recent calendar year was comparable to the return of the securities index and higher than the average return for the fund category considered, that the Fund’s returns for the preceding nine calendar years exceeded or were comparable to the returns of the index in seven of the nine years, and that the Fund’s returns exceeded or were comparable to the average returns of the fund category in all nine years. Other quantitative data noted by the Trustees as having been considered showed that the Fund’s annualized investment returns fell in the second quartile of investment performance of the first of two fund categories for the one-year period ended with the second quarter of the current year, and fell in the top decile of performance for the three-year, five-year and ten-year periods. Noted data also showed that the Fund’s annualized investment returns fell in the top quartile of performance of the second fund category for the one-year, three-year and five-year periods ended with the second quarter of the current year, and fell in the top decile of performance for the ten-year period. Measures of portfolio volatility, risk and relative return considered by the Trustees demonstrated that the Fund’s performance relative to these measures continued to fulfill expectations in current conditions. The Trustees attached additional significance to the performance of the Fund from the perspective of longer term shareholders.

Comparisons of Fee and Expense Levels. The Trustees recognized in their evaluation the clear disclosures of the Advisor’s fees and Fund expenses in the Fund’s prospectuses. Information noted by the Trustees as having been considered in this context included a variety of comparative data respecting the Fund’s fee and expense levels. This information included comparisons of the Fund’s advisory fee and overall Fund expenses to median and average fees and expenses charged to a category of mutual funds selected by an independent mutual fund analyst firm, comparisons of the advisory fee and other Fund expenses to the fee levels and expenses for two representative share classes of fund peer groups selected from the category by a second independent mutual fund analyst firm, the perspectives and advice from the second mutual fund analyst firm respecting comparisons of fund fee levels and expenses to fund peer groups, and other information. Comparative fee and expense data noted as having been considered by the Trustees showed that the Fund’s advisory fee was comparable to the median and average fee levels for the fund category, that the level of total expense for a representative share class was slightly higher than the median and comparable to the average levels for the category, and that the level of total expense for a second representative share class was lower than the median and average levels for the category. Peer group data showed that the advisory fee level was comparable to the medians of the two peer groups considered, and that the total expense level of one representative share class was at the top of the range of levels for its peer group and the total expense level of the second representative share class was comparable to the median level of its peer group. The Trustees did not find the differences significant in view of the other factors considered.

The Trustees noted their consideration of information respecting the advisory fees charged by the Advisor to other investment management clients, including sub-advised mutual funds, together with information about fees charged by other advisors to different clients, analysis of the differences between the requirements of institutional clients and mutual funds, analysis of the differences between the requirements of a sub-advised mutual fund and a fund as to which the investment advisor is the primary advisor and sponsor, descriptions of distinguishing characteristics of the sub-advised funds served by the Advisor, and the consequently different investment management services provided to the different categories of clients and the differing contexts in which the fee levels for these arrangements are established. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and that the fee rates charged by an investment advisor to different categories

34    Annual Report

OTHER INFORMATION, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2016 (Unaudited)

of clients had limited relevance to the evaluation of the fee rate charged by that advisor to mutual funds as to which it is the primary advisor and sponsor.

Costs and Profitability of Advisor. In reviewing the profitability of the Advisor’s services to the Fund the Trustees considered an analysis of the Advisor’s costs and the profitability to the Advisor of its services, together with data respecting the overall profitability of a selection of other investment management firms. The Trustees noted that a portion of the Advisor’s profits are an important element in the compensation of shareholder employees. The Trustees considered in this regard information from the Advisor respecting investment of its profits to maintain staffing levels, pay competitive levels of compensation, and add to its information retrieval and management systems to maintain or improve service levels. The Trustees also considered the contribution of the Advisor’s cost management to its profitability, and the relationship of the Advisor’s financial resources and profitability in previous years to its ability to attract necessary personnel, invest in systems and other assets required for its service to the Fund, and maintain or improve service levels for the Fund notwithstanding fluctuations in revenues and profitability. The information considered did not indicate to the Trustees that the Advisor’s profitability was excessive.

Potential Economies of Scale. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect potential economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, comparisons of the fee breakpoint structure for the Fund with breakpoint structures (or the absence of such structures) for other funds in a peer group selected by an independent mutual fund analyst firm, the effects of the breakpoint structure and other expense factors realized by certain Funds of the Trust as their asset levels had increased, and the Advisor’s expenditures from its own profits and resources to maintain staffing levels, pay competitive levels of compensation, and add to its information retrieval and management systems to maintain or improve service levels. The information provided demonstrated to the Trustees that the Fund’s advisory fee breakpoint structure is reasonable in relation to the structures observed in the other funds in its peer group, and that shareholders may be expected to benefit from any economies of scale, due to the advisory agreement’s breakpoint fee structure for the Fund and other factors.

Potential Ancillary Benefits. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees noted disclosures by the Advisor of its receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

Summary of Conclusions. The Trustees concluded that the nature, extent and quality of the Advisor’s services performed under the advisory agreement remained sufficient. The Trustees further concluded that the absolute and relative investment performance of the Fund over a range of pertinent holding periods on the whole was satisfactory in the context of its objectives and strategies, and that the Advisor had continued to actively and competently pursue the Fund’s stated investment objectives and adhere to the Fund’s investment policies.

The Trustees further concluded, based upon their consideration of the foregoing factors and other information, that the level of the advisory fee charged to the Fund by the Advisor is reasonable in relation to the services provided by the Advisor in view of the nature, extent and quality of those services, the investment performance of the Fund after fees and expenses, the clear disclosure of fees and expenses in the Fund’s prospectus, comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds, and the other factors considered.

Annual Report    35

TRUSTEES’ STATEMENT TO SHAREHOLDERS

Readopted September 12, 2016

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Trustees of Thornburg Investment Trust

36    Annual Report

THORNBURG FUNDS

Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $53 billion (as of September 30, 2016) across eight equity and 11 bond mutual funds, separate accounts for high-net-worth investors and institutional accounts, and five UCITS funds for non-U.S. investors.

The fund outlined in this report is one of many equity and fixed-income products available from Thornburg Investment Management.

Equity Funds

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg International Value Fund

•	Thornburg Better World International Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

Fixed Income Funds

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

•	Thornburg Low Duration Municipal Fund

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

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To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH859

Annual Report

September 30, 2016

THORNBURG

NEW MEXICO

INTERMEDIATE

MUNICIPAL

FUND

Thornburg

INVESTMENT MANAGEMENT

About Thornburg Investment Management

It’s more than what we do.

It’s how we do it.

At Thornburg, we are very different in how we think, invest, and are structured. We believe this difference is what makes us successful in helping individuals reach their long-term financial goals.

How we THINK Flexible Perspective Our perspective on investment opportunities is more flexible than most, viewing a wide range of opportunities beyond conventional boundaries to find hidden value. Collaboration Collectively, we hone ideas via borderless cross-pollination for better judgment and better results.

How we INVEST Portfolio Construction Disciplined construction guided more by our convictions than convention. CONVICTION Thorough analysis and our relative-value framework lead to conviction in our securities selection. UNCONVENTIONAL Active management means we seek the best value for our clients rather than using conventional benchmarks as our starting point.

How we’re STRUCTURED Structured for Excellence How we think and how we invest is made possible by how we’re structured. TEAM APPROACH FAR FROM THE HERD ACCESS & TRANSPARENCY

2    Annual Report

Annual Report

Thornburg New Mexico Intermediate Municipal Fund

September 30, 2016

Share Class	NASDAQ Symbol	CUSIP
Class A	THNMX	885-215-301
Class D	THNDX	885-215-624
Class I	THNIX	885-215-285

Minimum investments for Class I shares may be higher than those for other classes. Class I shares may not be available to all investors.

Investments carry risks, including possible loss of principal. Portfolios investing in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Funds are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.

The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Diversification does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Annual Report    3

LETTER TO SHAREHOLDERS

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2016 (Unaudited)

October 13, 2016

Dear Fellow Shareholder:

We are pleased to present the annual report for Thornburg New Mexico Intermediate Municipal Fund. The net asset value (NAV) of the Class A shares increased by 12 cents to $13.67 per share during the fiscal year ended September 30, 2016. If you were with us for the entire period, you received dividends of 29.9 cents per share. If you reinvested your dividends, you received 30.2 cents per share. Dividends were lower for Class D shares and higher for Class I shares to account for varying class-specific expenses. The Class A shares of your Fund underperformed the index with a 3.11% total return (without sales charge) for the fiscal year ended September 30, 2016, compared to the 4.99% total return for the BofA Merrill Lynch 3-15 Year U.S. Municipal Securities Index. The Fund generated 0.81% less price return and 1.07% less income than the index after accounting for the different treatment of bonds priced above and below par by the index versus the Fund.

Drivers of the Fund’s price return relative to its benchmark include its interest rate sensitivity, as measured by the Fund’s duration. Also, differing allocations along the Fund’s investment universe subtracted 0.41% of relative price performance. Sector allocations added 0.15% of relative price performance and its overweight to lower-credit-quality securities subtracted 0.21% of relative price performance. Other risk factors subtracted another 0.34% of relative price performance for the period.

The market’s returns were a result of increasing short-term rates and decreasing long-term rates, shown in Figure 1.

U.S. Economy, Fed Policy, and the Election

The U.S. economy grew at a paltry average rate of 1%, as measured by nominal gross domestic product, for the first three quarters of 2016, much lower than the almost 3% average rate for 2015.

On the employment front, the economy added approximately 200,000 jobs per month for the Fund’s 2016 fiscal year. The May jobs number was a little scary, adding only 24,000 that month. The unemployment rate ticked up to 5.0% in September of 2016 from 4.9% in August, as more previously non-participating workers returned to the labor market.

Inflation has held stable, although it did move up slightly. The Core Personal Consumption Expenditure Index (Core PCE) for August moved up to 1.7% from 1.6% in July, although well below the U.S. Federal Reserve Board’s (the Fed) 2% target.

So, all in all, the economy is still growing, jobs are being added and inflation is well behaved. This isn’t a bad scenario for municipal bond investors, except that, at current valuations and 10-year AAA municipal general obligation bonds yielding 1.64%, municipal bond investors are generally not keeping up with inflation.

Elsewhere, the Fed increased the federal funds rate 0.25% in December of 2015. Although many pundits want to blame the credit markets rout on that event, they would be wrong. Oil prices, as measured by WTI crude futures, hit a low of $34.54 on January 20, 2016. Energy producers are a highly leveraged segment of the market, whether through bank loans or other forms of debt. As market participants began to question their ability to service these loans or debt, credit spreads began to widen and the impact of these loans on the financial stability of some banks came into question. The municipal market avoided this distress because bond issuance from energy-producing states was a small fraction of the $3.8 trillion municipal bond market.

This early-2016 market turbulence, followed by the May jobs report and the “Brexit” vote in Great Britain, gave the Fed enough pause not to follow their December rate increase with another. So far through 2016, the central bank has insisted that they may increase rates again and again. Last year we said, “Regardless, waiting for the Fed to raise short-term interest rates is akin to Waiting for Godot.” Well, we are still waiting. Meanwhile, the Fed is assuring the markets that the next meeting is “live” and they may raise short-term interest rates again!

Figure I | 12-Month Change in Rates for AAA Rated General Obligation Municipal Bonds

(as of September 30, 2016)

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LETTER TO SHAREHOLDERS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2016 (Unaudited)

The 2016 U.S. presidential race featured two major party candidates with unprecedented high unfavorable ratings with the electorate. At the time of this writing, the election’s result is weeks away. Regardless of the winner, however, the president historically has had very little impact on the course of the economy. Although there is a pattern that if the economy is doing well, the current administration likes to take all the credit; if the economy is not doing well, the current administration blames the previous one. A victory for either candidate could still benefit the municipal bond market, however, as both stumped for large increases in infrastructure spending—with one particularly calling for higher taxes which would lend support to the municipal bond market. If this gets through Congress, it could mean a higher level of municipal bond issuance and ultimately high growth rates for the economy; both occurrences would put upward pressure on municipal bond yields.

The Municipal Bond Market

The value metrics we use at Thornburg all suggest that the municipal bond market is pricing-in the rosiest of scenarios going forward. The main reason for this is that global central banks, with their overly accommodative monetary policies, have pushed investors further out on the risk spectrum in search of yield. That is why, depending on the fund, we have our portfolios positioned in the lower end of their respective risk spectrums. This means that durations (a measure of price sensitivity to changes in interest rates) are low and credit quality is higher than in the past. We continually ask ourselves: are investors getting paid to take risk? The answer we come up with is no!

Inside the Risk Metrics

Let’s first look at real yields, which is how much yield over inflation investors are being paid to own municipal bonds. As mentioned earlier, 10-year AAA general obligation bonds are yielding 1.64% and Core PCE is running at 1.70%, so investors are earning less than inflation. Over the last 20 years, investors have earned an average of 2.0% over inflation for the opportunity to invest in a 10-year AAA general obligation municipal bond.

The second thing to consider is credit spreads, which reflect the incremental yield an investor earns from owning a lower-rated credit versus a higher-rated credit, and which are now very narrow. As of September 30, 2016, an investor earned about 1% more for owning a 10-year BBB revenue bond versus a 10-year AAA general obligation bond. That is slightly higher than the average 0.75% an investor earned between 1994 and 2007. In 2007, approximately 50% of the new issue municipal bond market was insured by AAA/AAA municipal bond insurers. Today, there are no AAA/AAA municipal bond insurers, and insurance coverage generally accounts for only 6% to 8% of the new issue municipal bond market. On top of that, the security covenants of some current lower-quality investment grade securities are the most lax in years. This is a great time to be an issuer of lower-quality investment grade municipal bonds but not a great time to be an investor in them.

Finally, the slope of the yield curve, which tracks how much incremental yield an investor earns by owning securities with longer maturities, is also quite flat. Currently, investors are earning 0.78% more for owning a 10-year AAA general obligation municipal bond, versus a 1-year AAA general obligation municipal bond. Since 1994, an investor earned on average almost 1.60% to extend maturities from one to 10 years. The stretch for income is causing investors to absorb more risk at lower and lower relative yields.

The New Mexico Economy

New Mexico’s economy has been struggling a bit in the last year, as most energy dependent states have. Several statistics measured from the second quarter of 2015 through the second quarter of 2016 illustrate this struggle. Personal income is up 2.11%, which is in the middle of a distribution ranging from negative 2.41% to 4.94%. State tax revenues are down 3.77% in a distribution that is all over the place. Home prices are up 2.61%. The Bloomberg Economic Evaluation of States shows New Mexico’s overall reading as negative 0.27, while the lowest reading in the distribution is negative 15.51.

Pensions are still a troubling issue. New Mexico is 2014’s 23rd most underfunded pension system, with a 69.7% funding level.

Some 35 states reported a pension funding ratio of under 80% in 2014—the Mendoza line between a well-funded state pension and the “other kind.” As the worst career hitter in major league baseball history (.200 batting average), Mario Mendoza Aizpuru’s name ubiquitously symbolizes futility.

Liquidity

Market liquidity is still a concern. The latest example of this is what is happening to yields on Variable Rate Demand Notes (VRDNs). These are securities that are normally held in money market funds and bond fund reserve positions. They can be put back to an intermediary on a daily basis and are relatively secure. Leading up to the finalization of the Securities and Exchange Commission’s money market fund reform in October of 2016, money market funds were and are repositioning themselves to be compliant with the new regulations. As such they have had to divest themselves of VRDNs. Intermediaries do not want to hold them on their balance sheets (very expensive), so they raise the yields to clear the market. What used to yield 0.01% in March now yields, as of the time of this writing, 0.90%, or more than a 3-year AA security. This is serendipity for managers like Thornburg holding higher reserves because of concern over market liquidity; for issuers in the VRDN market, it’s not so much.

Annual Report    5

LETTER TO SHAREHOLDERS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2016 (Unaudited)

Main Reason to Own Municipal Bonds

One of the best risk-mitigating tools an investor has is diversification. By splitting a portfolio into several asset classes, an investor may reduce the volatility of the resulting portfolio’s returns. This is because the returns of various asset classes are not always correlated. There are times when this is not the case, such as the 2008 financial crisis when all correlations went to one. For the long-term investor, however, we believe the benefits of diversification stand firm. When added to a portfolio of stocks, municipal bonds tend to reduce the volatility of that combined portfolio. Funds such as Thornburg New Mexico Intermediate Municipal Fund may be a viable choice in a total diversified portfolio of stocks and bonds.

Conclusion

We continue to run this portfolio as an actively managed laddered portfolio. Laddering a portfolio is a simple way to diversify its investment along its entire investment universe. While past performance does not guarantee future results, our study showed that this structure outperformed other structures around 60% of the time and added 0.15% to 0.25% of total return annually.* Our view is that the current investment environment is not compensating investors enough to take on extra risk, so we have positioned our portfolios at the lower end of their risk spectrums.

Thank you for your continued trust in us.

Sincerely,

Christopher Ryon, CFA	Nicholos Venditti, CFA
Portfolio Manager	Portfolio Manager
Managing Director	Managing Director

*	We examined three hypothetical portfolios of bonds from December 1997 to December 2015. One using a laddering strategy, one using a barbell strategy, and a third using a bullet strategy. For the laddering strategy, the BofA Merrill Lynch 1–12 Year Municipal Index was used as a proxy, since, similar to a ladder, it contains bonds relatively evenly spread across all maturities within the index. The barbell strategy is a duration management technique wherein bonds are clustered at the two extremes of a maturity range. For the barbell strategy, the BofA Merrill Lynch 1–3 Year Municipal Index and BofA Merrill Lynch 8–12 Year Municipal Index were combined. The two indices were weighted in such a way as to give them the same duration as the broader 1–12 Year Index, and each year the portfolio was re-weighted back to the original index weights. This was done to make the two portfolios duration-neutral so that the impact of the strategy chosen could be isolated. The bullet strategy invests at the duration midpoint of the portfolio, therefore the BofA Merrill Lynch 6–8 Year Index was used to represent the bullet strategy. For additional information, see www.thornburg.com/whyladder. Past performance does not guarantee future results.

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

The views expressed by the portfolio managers reflect their professional opinions and are subject to change. Under no circumstances does the information contained within represent a recommendation to buy or sell any security.

6    Annual Report

PERFORMANCE SUMMARY

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2016 (Unaudited)

Average Annual Total Returns

	1-Yr	3-Yr	5-Yr	10-Yr	Since Incep.
A Shares (Incep: 6/18/91)
Without sales charge	3.11%	3.36%	2.63%	3.47%	4.49%
With sales charge	1.02%	2.67%	2.21%	3.26%	4.40%
D Shares (Incep: 6/1/99)	2.94%	3.10%	2.39%	3.20%	3.41%
I Shares (Incep: 2/1/07)	3.53%	3.69%	2.98%	—	3.89%

30-day Yields, A Shares

(with sales charge)

Annualized Distribution Yield	2.29%

SEC Yield	0.68%

Growth of a Hypothetical $10,000 Investment

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 2.00%. There is no sales charge for Class D and Class I shares. As disclosed in the most recent prospectus, the total annual fund operating expenses are as follows: A shares, 0.98%; D shares, 1.20%; I shares, 0.65%.

Glossary

BofA Merrill Lynch 3-15 Year U.S. Municipal Securities Index – A subset of the BofA Merrill Lynch U.S. Municipal Securities Index including all securities with a remaining term to final maturity greater than or equal to 3 years and less than 15 years.

The BofA Merrill Lynch indices used in the Ladder vs Barbell & Bullet study are model portfolios of municipal obligations throughout the United States, with maturities ranging either from one to three years, six to eight years, eight to twelve years, or one to twelve years. These indices are subsets of the BofA Merrill Lynch U.S. Municipal Securities Index, which is comprised of U.S. dollar denominated investment grade tax-exempt debt publicly issued by U.S. states and territories, and their political subdivisions, in the U.S. domestic market. Qualifying securities must have at least a one-year remaining term to final maturity, a fixed coupon schedule and an investment grade rating.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Annualized Distribution Yield – The distribution yield reflects actual distributions made to shareholders. The annualized distribution yield is calculated by summing the last 30 days of income at a given month end and annualizing to a 360-day year. The result is divided by the ending maximum offering price.

Bloomberg Economic Evaluation of States (BEES) Index – A survey, updated quarterly, that examines the pace of states’ growth following the 18-month recession that officially ended in June 2009. The analysis examines six factors to measure the states and the District of Columbia against one another: unemployment, tax collections, residents’ personal income, housing prices, mortgage delinquencies and the stock-market performance of locally based companies.

Bond Credit Ratings (Credit Quality) – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.

Core Personal Consumption Expenditure Index (Core PCE) – A measure of the Personal Consumption Expenditure Index that excludes the more volatile and seasonal food and energy prices.

Credit Spread/Quality Spread – The difference between the yields of securities with different credit qualities.

Duration – A bond’s sensitivity to interest rates. Effective duration incorporates the embedded option features, such as call provisions. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

General Obligation Bond (GO) – A municipal bond backed by the credit and “taxing power” of the issuing jurisdiction rather than the revenue from a given project.

Gross Domestic Product (GDP) – A country’s income minus foreign investments: the total value of all goods and services produced within a country in a year, minus net income from investments in other countries.

Laddering – Involves building a portfolio of bonds with staggered maturities so that a portion matures each year. Money that comes in from maturing bonds is typically invested in bonds with longer maturities at the far end of the portfolio.

Revenue Bond – A bond on which the debt service is payable solely from the revenue generated from the operation of the project being financed or a category of facilities, or from other non-tax sources.

SEC Yield – SEC yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

Variable Rate Demand Note (VRDN) – VRDNs are long-term, floating-rate municipal securities. These highly liquid securities are payable on demand, typically either daily or weekly, meaning the investor can request repayment of the entire debt amount. The coupon rate will adjust on a periodic basis, either daily or weekly.

West Texas Intermediate (WTI) – A grade of crude oil used as a benchmark in oil pricing.

Yield Curve – A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.

Annual Report    7

FUND SUMMARY

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2016 (Unaudited)

Objectives and Strategies

The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal and New Mexico state individual income taxes as is consistent, in the view of the investment advisor, with preservation of capital.

The secondary goal of the Fund is to reduce expected changes in its share price compared to long-term bond portfolios.

This Fund offers New Mexico investors double tax-free yields (may be subject to Alternative Minimum Tax) in a laddered municipal bond portfolio with a dollar-weighted average maturity of normally three to ten years. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year. Cash from maturing bonds, if not needed for other purposes, is typically invested in bonds with longer maturities at the far end of the ladder. We regard the strategy as a good compromise for managing different types of risk.

Key Portfolio Attributes

Number of Bonds	136

Effective Duration	4.3 Yrs

Average Maturity	7.7 Yrs

Long-Term Stability of Principal

Net Asset Value History of A Shares

Security Credit Ratings

A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Credit quality ratings for Thornburg’s municipal portfolios used the highest rating available from either Standard & Poor’s or Moody’s Investors Service.

Portfolio Ladder

Percent of portfolio maturing in each year. Cash includes cash equivalents and other.

There is no guarantee that the Fund will meet its investment objectives.

All data is subject to change. Charts may not add up to 100% due to rounding.

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SCHEDULE OF INVESTMENTS

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2016

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
MUNICIPAL BONDS — 95.38%
Albuquerque Bernalillo County Water Utility Authority, 5.00% due 7/1/2021 pre-refunded 7/1/2019 (New Mexico Utilities, Inc. Water System)	AA+/Aa2	$1,760,000	$1,955,237
Albuquerque Bernalillo County Water Utility Authority, 5.50% due 7/1/2025 pre-refunded 7/1/2019 (New Mexico Utilities, Inc. Water System)	AA+/Aa2	1,000,000	1,124,490
Albuquerque Bernalillo County Water Utility Authority, 5.00% due 7/1/2026 pre-refunded 7/1/2018 (San Juan-Chama Drinking Water Project)	AA+/Aa2	1,420,000	1,522,027
Albuquerque Bernalillo County Water Utility Authority, 5.00% due 7/1/2026 (2005 NMFA Loan and Joint Water and Sewer System Improvements)	AA+/Aa2	2,000,000	2,485,700
Albuquerque Bernalillo County Water Utility Authority, 5.00% due 7/1/2031 (2007 NMFA Loan and Joint Water and Sewer System Improvements)	AA+/Aa2	500,000	614,020
Albuquerque Bernalillo County Water Utility Authority, 5.00% due 7/1/2032 (2007 NMFA Loan and Joint Water and Sewer System Improvements)	AA+/Aa2	1,000,000	1,222,680
Albuquerque Municipal School District No. 12 GO, 5.00% due 8/1/2019 (Bernalillo and Sandoval Counties School Facilities) (State Aid Withholding)	AA/Aa1	3,585,000	3,997,060
Albuquerque Municipal School District No. 12 GO, 4.00% due 8/1/2029 (Bernalillo and Sandoval Counties School Facilities) (State Aid Withholding)	AA/Aa1	1,300,000	1,450,215
Bernalillo County, 5.00% due 4/1/2021 (Government Services; Insured: Natl-Re)	AAA/Aa2	3,000,000	3,279,300
Bernalillo County, 5.25% due 10/1/2022 (Government Services; Insured: AMBAC)	AAA/Aa2	3,170,000	3,900,083
Bernalillo County, 5.25% due 10/1/2023 (Government Services; Insured: AMBAC)	AAA/Aa2	1,275,000	1,601,349
Bernalillo County, 5.25% due 10/1/2025 (Government Services; Insured: AMBAC)	AAA/Aa2	3,850,000	4,947,519
Bernalillo County, 5.25% due 4/1/2027 (Government Services)	AAA/Aa2	300,000	377,868
Bernalillo County, 5.70% due 4/1/2027 (Government Services)	AAA/Aa2	3,000,000	3,899,010
Bernalillo County, 5.70% due 4/1/2027 (Government Services; Insured: Natl-Re)	AAA/Aa2	815,000	1,059,231
Bernalillo County GO, 4.00% due 8/15/2019 (Capital Improvements)	AAA/Aaa	1,505,000	1,636,432
Carlsbad Municipal School District GO, 5.00% due 8/1/2018 (Educational Facilities) (State Aid Withholding)	NR/Aa1	1,000,000	1,075,850
Carlsbad Municipal School District GO, 5.00% due 8/1/2023 (Educational Facilities) (State Aid Withholding)	NR/Aa1	1,650,000	2,043,624
Central New Mexico Community College GO, 5.00% due 8/15/2020 (Campus Buildings Acquisition & Improvements)	AA+/Aa1	1,375,000	1,583,532
Central New Mexico Community College GO, 5.00% due 8/15/2021 (Campus Buildings Acquisition & Improvements)	AA+/Aa1	1,435,000	1,699,743
Central New Mexico Community College GO, 5.00% due 8/15/2022 (Campus Buildings Acquisition & Improvements)	AA+/Aa1	1,100,000	1,336,269
Central New Mexico Community College GO, 4.00% due 8/15/2023 (Campus Buildings Acquisition & Improvements)	AA+/Aa1	1,920,000	2,152,531
Cibola County, 5.00% due 6/1/2025 (County Building Improvements)	NR/A2	360,000	441,670
Cibola County, 5.00% due 6/1/2025 (County Building Improvements)	NR/NR	355,000	435,535
City of Albuquerque, 5.00% due 7/1/2021 (Lodgers’ Tax Obligation Reserve Fund)	AAA/Aa2	1,340,000	1,481,692
City of Albuquerque, 5.00% due 7/1/2021 (Lodgers’ Tax Obligation Reserve Fund)	AAA/Aa2	3,000,000	3,317,220
City of Albuquerque, 5.00% due 7/1/2025 (I-25/Paseo del Norte Interchange)	AAA/Aa2	540,000	662,105
City of Albuquerque, 5.00% due 7/1/2027 (I-25/Paseo del Norte Interchange)	AAA/Aa2	555,000	677,500
City of Albuquerque, 5.00% due 7/1/2033 (City Infrastructure Improvements)	AAA/Aa2	1,100,000	1,337,127
City of Albuquerque, 5.00% due 7/1/2034 (City Infrastructure Improvements)	AAA/Aa2	1,200,000	1,453,380
City of Farmington, 5.00% due 6/1/2017 (San Juan Regional Medical Center)	NR/A3	530,000	543,616
City of Farmington, 5.125% due 6/1/2018 (San Juan Regional Medical Center)	NR/A3	570,000	572,103
City of Farmington, 5.125% due 6/1/2019 (San Juan Regional Medical Center)	NR/A3	645,000	647,367
City of Farmington, 5.00% due 6/1/2022 (San Juan Regional Medical Center)	NR/A3	2,825,000	2,901,642
City of Farmington, 4.70% due 5/1/2024 (Arizona Public Service Co.-Four Corners Project)	A-/A2	965,000	1,072,347
City of Farmington, 4.70% due 9/1/2024 (Arizona Public Service Co.-Four Corners Project)	A-/A2	4,000,000	4,446,000
City of Farmington, 1.875% due 4/1/2029 put 4/1/2020 (Southern California Edison Co.-Four Corners Project)	A/Aa3	3,000,000	3,056,280
City of Gallup, 5.125% due 6/1/2017 (City Infrastructure Improvements)	NR/NR	140,000	143,308
City of Gallup, 5.00% due 8/15/2017 (Tri-State Generation & Transmission Assoc., Inc. Project; Insured: AMBAC)	A/A3	3,540,000	3,550,974
City of Gallup, 5.125% due 6/1/2019 (City Infrastructure Improvements)	NR/NR	310,000	334,254
City of Las Cruces, 4.00% due 6/1/2021 (Joint Utility System)	NR/Aa2	100,000	113,195
City of Las Cruces, 5.00% due 6/1/2021 (NMFA Loan)	NR/Aa3	730,000	825,812
City of Las Cruces, 4.00% due 6/1/2022 (Joint Utility System)	NR/Aa2	670,000	771,264
City of Las Cruces, 5.00% due 6/1/2022 (NMFA Loan)	NR/Aa3	765,000	868,719
City of Las Cruces, 4.00% due 6/1/2023 (Joint Utility System)	NR/Aa2	695,000	811,927
City of Las Cruces, 5.00% due 6/1/2023 (NMFA Loan)	NR/Aa3	800,000	906,920
City of Las Cruces, 5.00% due 6/1/2024 (NMFA Loan)	NR/Aa3	840,000	950,653
City of Las Cruces, 4.00% due 6/1/2025 (Joint Utility System)	NR/Aa2	750,000	894,157
City of Las Cruces, 5.00% due 6/1/2030 (NMFA Loan)	NR/Aa3	2,000,000	2,253,500
City of Las Cruces, 5.00% due 6/1/2037 (NMFA Loan)	NR/Aa3	5,000,000	5,609,900
City of Rio Rancho, 2.00% due 5/15/2017 (Water and Wastewater System)	AA-/Aa3	100,000	100,635
City of Rio Rancho GO, 5.00% due 8/1/2018 (City Road Improvements)	NR/Aa2	615,000	661,531
City of Santa Fe, 4.00% due 6/1/2017 (Public Facility Capital Projects)	AA+/NR	100,000	102,126
City of Santa Fe, 4.50% due 5/15/2027 (El Castillo Retirement Residences)	BBB-/NR	3,275,000	3,504,774
City of Santa Fe, 5.00% due 5/15/2034 (El Castillo Retirement Residences)	BBB-/NR	1,465,000	1,573,937
City of Santa Fe GRT, 5.00% due 6/1/2028 (Public Facilities)	AA+/NR	930,000	1,137,920
City of Santa Fe GRT, 5.00% due 6/1/2029 (Public Facilities)	AA+/NR	950,000	1,155,580

Annual Report    9

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2016

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Colfax County, 5.00% due 9/1/2019 (Government Center Facility) (ETM)	A-/NR	$355,000	$380,464
Colfax County, 5.50% due 9/1/2029 pre-refunded 9/1/2019 (Government Center Facility)	A-/NR	2,510,000	2,837,530
County of Los Alamos, 4.875% due 6/1/2018 (Public Facilities)	AA+/A1	500,000	532,165
County of Los Alamos, 5.625% due 6/1/2023 pre-refunded 6/1/2018 (Public Facilities)	AA+/A1	1,000,000	1,078,800
County of Los Alamos, 5.75% due 6/1/2024 pre-refunded 6/1/2018 (Public Facilities)	AA+/A1	3,000,000	3,242,610
County of Los Alamos, 5.75% due 6/1/2025 pre-refunded 6/1/2018 (Public Facilities)	AA+/A1	1,000,000	1,080,870
County of Taos, 3.00% due 4/1/2018 (County Educational Improvements; Insured: BAM)	AA/NR	1,000,000	1,021,080
Farmington Municipal School District No. 5 GO, 5.00% due 9/1/2019 (Educational Facilities) (State Aid Withholding)	NR/Aa1	600,000	670,470
Government of Guam, 5.375% due 12/1/2024 pre-refunded 12/1/2019 (Layon Solid Waste Disposal Facility)	BBB+/NR	2,000,000	2,273,840
Government of Guam, 5.00% due 11/15/2031 (Economic Development)	A/NR	2,500,000	2,929,125
Government of Guam, 5.00% due 11/15/2033 (Economic Development)	A/NR	2,500,000	2,907,300
Grant County, 5.50% due 7/1/2020 (State Dept. of Health-Ft. Bayard Project)	AA/Aa1	1,565,000	1,683,330
Grant County, 5.50% due 7/1/2021 (State Dept. of Health-Ft. Bayard Project)	AA/Aa1	1,655,000	1,780,135
Grant County, 5.50% due 7/1/2022 (State Dept. of Health-Ft. Bayard Project)	AA/Aa1	1,745,000	1,876,939
Guam Power Authority, 5.00% due 10/1/2026 (Electric Power System; Insured: AGM)	AA/A2	2,000,000	2,361,040
Las Cruces School District No. 2 GO, 2.00% due 8/1/2018 (New Mexico SD Credit Enhancement Program) (State Aid Withholding)	NR/Aa1	630,000	642,373
Los Alamos Public School District GO, 3.00% due 8/1/2018 (Educational Facilities) (State Aid Withholding)	NR/Aa1	400,000	415,608
New Mexico Educational Assistance Foundation, 4.00% due 9/1/2017 (Student Loans)	NR/Aaa	1,150,000	1,183,131
New Mexico Educational Assistance Foundation, 5.00% due 12/1/2019 (Student Loans)	AAA/Aaa	1,000,000	1,123,580
New Mexico Educational Assistance Foundation, 5.00% due 12/1/2022 (Student Loans)	AAA/Aaa	3,000,000	3,429,870
New Mexico Finance Authority, 5.00% due 12/15/2017 (State Highway Infrastructure)	AA/Aa2	250,000	262,513
New Mexico Finance Authority, 5.00% due 12/15/2018 pre-refunded 12/15/2016 (GRIP Transportation Projects)	AAA/Aa1	150,000	151,320
New Mexico Finance Authority, 5.00% due 6/15/2022 (The Public Project Revolving Fund Program; Insured: Natl-Re)	AA+/Aa2	1,300,000	1,336,660
New Mexico Finance Authority, 5.00% due 6/1/2024 (The Public Project Revolving Fund Program)	AAA/Aa1	4,185,000	5,271,426
New Mexico Finance Authority, 5.00% due 6/15/2024 (The Public Project Revolving Fund Program; Insured: Natl-Re)	AA+/Aa2	7,000,000	7,197,400
New Mexico Finance Authority, 5.00% due 6/15/2026 (State Highway Infrastructure)	AA/Aa2	1,220,000	1,517,033
New Mexico Finance Authority, 5.00% due 6/15/2027 (State Highway Infrastructure)	AA/Aa2	1,195,000	1,474,164
New Mexico Finance Authority, 5.00% due 6/15/2031 (The Public Project Revolving Fund Program)	AA+/Aa2	1,000,000	1,224,320
New Mexico Hospital Equipment Loan Council, 6.00% due 8/1/2023 pre-refunded 8/1/2018 (Presbyterian Healthcare Services)	AA/Aa3	6,000,000	6,552,240
New Mexico Hospital Equipment Loan Council, 5.00% due 8/1/2031 (Presbyterian Healthcare Services)	AA/Aa3	600,000	728,316
New Mexico Hospital Equipment Loan Council, 5.00% due 7/1/2032 (Haverland Carter Lifestyle Group)	NR/NR	2,000,000	2,183,300
New Mexico Hospital Equipment Loan Council, 0.86% due 8/1/2034 put 10/7/2016 (Presbyterian Healthcare Services; SPA: Wells Fargo Bank, N.A.) (weekly demand notes)	AA/Aa3	3,700,000	3,700,000
New Mexico Hospital Equipment Loan Council, 5.00% due 8/1/2039 (Presbyterian Healthcare Services)	AA/Aa3	3,000,000	3,272,910
New Mexico Housing Authority, 5.30% due 12/1/2022 (El Paseo Apartments; Insured: AMBAC) (AMT)	NR/NR	595,000	595,601
New Mexico Institute of Mining and Technology, 5.00% due 7/1/2020 (Campus Buildings Acquisition & Improvements)	A+/A1	590,000	670,387
New Mexico Institute of Mining and Technology, 5.00% due 7/1/2023 (Campus Buildings Acquisition & Improvements)	A+/A1	685,000	801,101
New Mexico Institute of Mining and Technology, 5.00% due 7/1/2024 (Campus Buildings Acquisition & Improvements)	A+/A1	525,000	604,165
New Mexico Institute of Mining and Technology, 5.00% due 7/1/2025 (Campus Buildings Acquisition & Improvements)	A+/A1	505,000	579,654
New Mexico Institute of Mining and Technology, 5.00% due 7/1/2028 (Campus Buildings Acquisition & Improvements)	A+/A1	1,500,000	1,715,850
New Mexico Mortgage Finance Authority, 5.25% due 7/1/2023 (HERO SFM Loan Program; Collateralized: GNMA/FNMA/FHLMC) (AMT)	AA+/NR	410,000	424,658
New Mexico Mortgage Finance Authority, 5.375% due 7/1/2023 (Saver SFM Loan Program; Collateralized: GNMA/FNMA/FHLMC) (AMT)	AA+/NR	210,000	210,853
New Mexico Mortgage Finance Authority, 4.625% due 3/1/2028 (NIBP SFM Loan Program; Collateralized: GNMA/FNMA/FHLMC)	AA+/NR	1,060,000	1,124,119
New Mexico Mortgage Finance Authority, 5.50% due 7/1/2028 (HERO SFM Loan Program; Collateralized: GNMA/FNMA/FHLMC) (AMT)	AA+/NR	900,000	927,081
New Mexico Mortgage Finance Authority, 5.60% due 7/1/2028 (Saver SFM Loan Program; Collateralized: GNMA/FNMA/FHLMC) (AMT)	AA+/NR	190,000	196,158
New Mexico Mortgage Finance Authority, 5.40% due 9/1/2029 (Saver SFM Loan Program; Collateralized: GNMA/FNMA/FHLMC)	AA+/NR	480,000	509,112
Regents of the University of New Mexico, 6.00% due 6/1/2021 (Campus Buildings Acquisition & Improvements)	AA/Aa2	370,000	412,062
Regents of the University of New Mexico, 0.83% due 6/1/2026 put 10/7/2016 (Campus Buildings Acquisition & Improvements) (weekly demand notes)	AA/Aa2	1,000,000	1,000,000
Regents of the University of New Mexico, 0.83% due 6/1/2030 put 10/7/2016 (Campus Buildings Acquisition & Improvements; SPA: U.S. Bank, N.A.) (weekly demand notes)	AA/Aa2	1,950,000	1,950,000
Regents of the University of New Mexico, 4.50% due 6/1/2034 (Campus Buildings Acquisition & Improvements)	AA/Aa2	1,500,000	1,766,100
Regents of the University of New Mexico, 4.50% due 6/1/2035 (Campus Buildings Acquisition & Improvements)	AA/Aa2	1,500,000	1,759,035
Regents of the University of New Mexico, 4.50% due 6/1/2036 (Campus Buildings Acquisition & Improvements)	AA/Aa2	1,500,000	1,754,820
Rio Rancho Public School District No. 94 GO, 3.00% due 8/1/2017 (State Aid Withholding)	NR/Aa1	2,530,000	2,576,805
San Juan County, 4.00% due 6/15/2017 (County Capital Improvements)	A+/A2	500,000	510,475
San Juan County, 5.00% due 6/15/2028 (County Capital Improvements)	A+/A1	1,280,000	1,550,886
San Juan County, 5.00% due 6/15/2030 (County Capital Improvements)	A+/A1	1,365,000	1,636,717

10    Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2016

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Santa Fe Community College District GO, 4.00% due 8/1/2018 (Campus Buildings Acquisition & Improvements)	NR/Aa2	$1,000,000	$1,057,480
Santa Fe County, 5.00% due 2/1/2018 (County Correctional System; Insured: AGM)	AA/A2	400,000	410,692
Santa Fe County, 5.00% due 6/1/2025 pre-refunded 6/1/2018 (County Courthouse and Other Public Facilities)	AA+/Aa2	1,400,000	1,495,606
Santa Fe County, 5.00% due 6/1/2026 pre-refunded 6/1/2018 (County Courthouse and Other Public Facilities)	AA+/Aa2	1,535,000	1,639,825
Santa Fe County, 6.00% due 2/1/2027 (County Correctional System; Insured: AGM)	AA/A2	1,520,000	1,916,218
Santa Fe County GRT, 5.00% due 6/1/2025 (County Buildings & Facilities)	AA+/NR	1,250,000	1,593,325
Santa Fe County GRT, 5.00% due 6/1/2026 (County Buildings & Facilities)	AA+/NR	640,000	809,965
Santa Fe County GRT, 5.00% due 6/1/2027 (County Buildings & Facilities)	AA+/NR	275,000	342,716
Santa Fe Public School District GO, 3.00% due 8/1/2017 (Santa Fe County School Facilities) (State Aid Withholding)	AA/Aa1	400,000	407,468
Santa Fe Public School District GO, 5.00% due 8/1/2022 (Santa Fe County School Facilities) (State Aid Withholding)	AA/Aa1	2,205,000	2,670,586
State of New Mexico, 5.00% due 7/1/2020 (Educational Facilities)	AA-/Aa2	4,000,000	4,584,640
State of New Mexico, 5.00% due 7/1/2022 pre-refunded 7/1/2019 (Capital Improvements)	AA-/Aa2	350,000	388,826
State of New Mexico, 5.00% due 7/1/2023 (Educational Facilities)	AA-/Aa2	2,000,000	2,472,540
State of New Mexico, 5.00% due 7/1/2025 (Educational Facilities)	AA-/Aa2	2,000,000	2,557,060
State of New Mexico GO, 5.00% due 3/1/2018 (Capital Improvements)	AA+/Aaa	1,000,000	1,058,620
Taos Municipal School District No. 1 GO, 5.00% due 9/1/2021 (Educational Facilities) (State Aid Withholding)	NR/Aa1	520,000	615,841
Town of Silver City, 2.00% due 12/1/2016 (Joint Utility System Improvement; Insured: BAM)	AA/NR	125,000	125,214
Town of Silver City, 2.00% due 12/1/2018 (Joint Utility System Improvement; Insured: BAM)	AA/NR	260,000	265,151
Town of Silver City, 2.00% due 12/1/2019 (Joint Utility System Improvement; Insured: BAM)	AA/NR	265,000	273,106
Town of Silver City, 4.00% due 6/1/2029 (Public Facility Capital Projects)	A+/NR	1,000,000	1,068,050
Town of Silver City, 4.25% due 6/1/2032 (Public Facility Capital Projects)	A+/NR	1,050,000	1,121,872
Village of Los Ranchos de Albuquerque, 4.50% due 9/1/2040 (Albuquerque Academy)	A/NR	3,000,000	3,216,840
Virgin Islands Public Finance Authority, 6.625% due 10/1/2029 (Diageo Project)	NR/B2	2,500,000	2,586,500
Zuni Public School District, 5.00% due 8/1/2028 (Teacher Housing Projects)	A/NR	1,600,000	1,851,024

TOTAL INVESTMENTS — 95.38% (Cost $207,236,324)			$220,407,106
OTHER ASSETS LESS LIABILITIES — 4.62%			10,668,095

NET ASSETS — 100.00%			$231,075,201

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred subsequent to the reporting period end. Bonds issued with a maturity of one year or less are assigned Moody’s ratings from MIG-1 to MIG-4 and Standard and Poor’s ratings from SP-1+ to SP-3 with MIG-1 and SP-1+ being the strongest ratings.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BAM	Insured by Build America Mutual Insurance Co.
ETM	Escrowed to Maturity
FHLMC	Insured by Federal Home Loan Mortgage Corp.

FNMA	Collateralized by Federal National Mortgage Association
GNMA	Collateralized by Government National Mortgage Association
GO	General Obligation
GRT	Gross Receipts Tax
Natl-Re	Insured by National Public Finance Guarantee Corp.

See notes to financial statements.

Annual Report    11

STATEMENT OF ASSETS AND LIABILITIES

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2016

ASSETS
Investments at value (cost $207,236,324) (Note 3)	$220,407,106
Cash	7,457,584
Receivable for fund shares sold	986,974
Interest receivable	2,698,434
Prepaid expenses and other assets	2,262

Total Assets	231,552,360

LIABILITIES
Payable for fund shares redeemed	212,978
Payable to investment advisor and other affiliates (Note 4)	153,670
Accounts payable and accrued expenses	67,347
Dividends payable	43,164

Total Liabilities	477,159

NET ASSETS	$231,075,201

NET ASSETS CONSIST OF
Distribution in excess of net investment income	$(25,896)
Net unrealized appreciation on investments	13,170,782
Accumulated net realized gain (loss)	(1,154,384)
Net capital paid in on shares of beneficial interest	219,084,699

$231,075,201

NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($136,742,749 applicable to 10,001,600 shares of beneficial interest outstanding - Note 5)	$13.67
Maximum sales charge, 2.00% of offering price	0.28

Maximum offering price per share	$13.95

Class D Shares:
Net asset value, offering and redemption price per share ($28,488,816 applicable to 2,082,693 shares of beneficial interest outstanding - Note 5)	$13.68

Class I Shares:
Net asset value, offering and redemption price per share ($65,843,636 applicable to 4,818,289 shares of beneficial interest outstanding - Note 5)	$13.67

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

12    Annual Report

STATEMENT OF OPERATIONS

Thornburg New Mexico Intermediate Municipal Fund	Year Ended September 30, 2016

INVESTMENT INCOME
Interest income (net of premium amortized of $2,220,368)	$7,228,948

EXPENSES
Investment advisory fees (Note 4)	1,146,738
Administration fees (Note 4)
Class A Shares	173,429
Class D Shares	36,095
Class I Shares	30,863
Distribution and service fees (Note 4)
Class A Shares	346,858
Class D Shares	141,953
Transfer agent fees
Class A Shares	63,981
Class D Shares	13,108
Class I Shares	23,750
Registration and filing fees
Class A Shares	1,398
Class D Shares	716
Class I Shares	497
Custodian fees (Note 2)	19,462
Professional fees	49,410
Accounting fees (Note 4)	8,326
Trustee fees	10,279
Other expenses	16,921

Total Expenses	2,083,784

Net Investment Income	5,145,164

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	(8,510)
Net change in unrealized appreciation (depreciation) on investments	2,102,714

Net Realized and Unrealized Gain	2,094,204

Net Increase in Net Assets Resulting from Operations	$7,239,368

See notes to financial statements.

Annual Report    13

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg New Mexico Intermediate Municipal Fund

	Year Ended September 30, 2016	Year Ended September 30, 2015
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$5,145,164	$5,657,203
Net realized gain (loss) on investments	(8,510)	(9,565)
Net unrealized appreciation (depreciation) on investments	2,102,714	(890,859)

Net Increase (Decrease) in Net Assets Resulting from Operations	7,239,368	4,756,779

DIVIDENDS TO SHAREHOLDERS
From net investment income
Class A Shares	(3,030,645)	(3,516,957)
Class D Shares	(560,708)	(676,838)
Class I Shares	(1,553,811)	(1,463,408)

FUND SHARE TRANSACTIONS (NOTE 5)
Class A Shares	(4,494,643)	(3,515,955)
Class D Shares	(727,598)	637,262
Class I Shares	7,352,843	20,817,817

Net Increase in Net Assets	4,224,806	17,038,700

NET ASSETS
Beginning of Year	226,850,395	209,811,695

End of Year	$231,075,201	$226,850,395

Distribution in excess of net investment income	$(25,896)	$(25,896)

See notes to financial statements.

14    Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2016

NOTE 1 – ORGANIZATION

Thornburg New Mexico Intermediate Municipal Fund (the “Fund”) is a non-diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of twenty separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal and New Mexico state individual income tax as is consistent, in the view of Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”), with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to long-term bond portfolios.

The Fund currently offers three classes of shares of beneficial interest: Class A, Class D, and Institutional Class (“Class I”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class D shares are sold at net asset value without a sales charge at the time of purchase or redemption, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.

Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.

Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by the Advisor. Dividends are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.

Investment Income: Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to call dates or maturity dates using the effective yield method of the respective investments, which is included in interest income on the Statement of Operations.

Custodian Fees: Custodian fees disclosed in the Statement of Operations may include interest expenses incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on any such cash overdraft at a rate equal to 2.50% of the overdraft amount in excess of $50,000.

Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Annual Report    15

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2016

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.

The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed each uncertain tax position believed to be material in the preparation of the Fund’s financial statements for the fiscal year ended September 30, 2016, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Fund has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities.

At September 30, 2016, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$207,236,324

Gross unrealized appreciation on a tax basis	$13,221,253
Gross unrealized depreciation on a tax basis	(50,471)

Net unrealized appreciation (depreciation) on investments (tax basis)	$13,170,782

At September 30, 2016, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2015 through September 30, 2016 of $6,818. For tax purposes, such losses will be recognized in the year ending September 30, 2017.

At September 30, 2016, the Fund had cumulative tax basis capital losses of $1,147,566, (of which $87,413 are short-term and $1,060,153 are long-term) generated after September 30, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire.

At September 30, 2016, the Fund had $17,268 of undistributed tax basis net tax-exempt income, no undistributed tax basis net ordinary income and no undistributed tax basis capital gains.

Distributions from tax exempt income paid by the Fund for the years ended September 30, 2016 and September 30, 2015 are excludable by shareholders from gross income for Federal income tax purposes.

The tax character of distributions paid during the years ended September 30, 2016, and September 30, 2015, was as follows:

	2016	2015
Distributions from:
Tax exempt income	$5,145,148	$5,657,159
Ordinary income	16	44

Total	$5,145,164	$5,657,203

NOTE 3 – SECURITY VALUATION

Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.

The Trustees of the Trust have appointed the Advisor to assist the Trustees in obtaining market values for portfolio investments, evaluate and monitor professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances,

16    Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2016

and to perform other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.

In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Securities: Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.

In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider merits review for significant reasons, the Committee decides whether or not to use the valuation calculated by the pricing service provider or to use an alternative method approved by the Audit Committee to calculate a fair value for the obligation.

Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.

Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).

Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are characterized as Level 2 within the valuation hierarchy.

In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment, and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.

Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2016. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment,

Annual Report    17

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2016

the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at September 30, 2016
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities
Municipal Bonds	$220,407,106	$—	$220,407,106	$—

Total Investments in Securities	$220,407,106	$—	$220,407,106	$—

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between levels for the year ended September 30, 2016.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. Under the investment advisory agreement, the Fund pays the Advisor a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Daily Net Assets	Fee Rate
Up to $500 million	0.500%
Next $500 million	0.450
Next $500 million	0.400
Next $500 million	0.350
Over $2 billion	0.275

The Fund’s effective management fee for the year ended September 30, 2016 was 0.50% of the Fund’s average dividend assets.

The Fund pays to the Advisor the costs of personnel who perform certain accounting services for the Fund. For the year ended September 30, 2016 the Fund paid $8,326 to the Advisor for these accounting services. The Trust has also entered into administrative service agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. Total administrative service fees incurred by each class of shares of the Fund for the year ended September 30, 2016, are set forth in the Statement of Operations.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the year ended September 30, 2016, the Distributor has advised the Fund that it earned net commissions aggregating $1,743 from the sale of Class A shares.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may pay to the Advisor or securities dealers and other financial institutions at the Advisor’s request an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to Class A and Class D shares of the Fund to obtain various shareholder and distribution related services. For the year ended September 30, 2016, there were no 12b-1 service plan fees charged for Class I shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.

The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class D shares, under which the Fund compensates the Distributor for services in promoting the sale of Class D shares of the Fund at an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class D shares. Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the year ended September 30, 2016, are set forth in the Statement of Operations.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

The percentage of direct investments in the Fund held by appointed Trustees, Officers, and the Advisor is approximately 10.18%.

The Fund may sell securities to an affiliated fund, or the Fund may purchase securities held by an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the year ended September 30, 2016, the Fund had no transactions with affiliated funds.

18    Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2016

NOTE 5 – SHARES OF BENEFICIAL INTEREST

At September 30, 2016, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2016		Year Ended September 30, 2015
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	915,431	$12,528,291	745,966	$10,124,128
Shares issued to shareholders in reinvestment of dividends	188,232	2,574,787	223,380	3,036,783
Shares repurchased	(1,432,981)	(19,597,721)	(1,226,723)	(16,676,866)

Net increase (decrease)	(329,318)	$(4,494,643)	(257,377)	$(3,515,955)

Class D Shares
Shares sold	309,896	$4,243,840	381,666	$5,181,343
Shares issued to shareholders in reinvestment of dividends	38,634	528,742	48,673	661,799
Shares repurchased	(402,304)	(5,500,180)	(383,942)	(5,205,880)

Net increase (decrease)	(53,774)	$(727,598)	46,397	$637,262

Class I Shares
Shares sold	673,041	$9,199,727	1,680,477	$22,851,550
Shares issued to shareholders in reinvestment of dividends	105,479	1,442,583	99,465	1,350,685
Shares repurchased	(241,095)	(3,289,467)	(248,971)	(3,384,418)

Net increase (decrease)	537,425	$7,352,843	1,530,971	$20,817,817

NOTE 6 – INVESTMENT TRANSACTIONS

For the year ended September 30, 2016, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $21,899,425 and $14,700,000, respectively.

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, interest rate risk, credit risk, market and economic risk, liquidity risk, diversification risk, and the risk of investing mainly in the obligations primarily originating in a single state. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between September 30, 2016 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

Annual Report    19

FINANCIAL HIGHLIGHTS

    Thornburg New Mexico Intermediate Municipal Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the Year)								RATIOS TO AVERAGE NET ASSETS				SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Year	Net Investment Income (Loss)+	Net Realized & Unrealized Gain(Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Year	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, After Expense Reductions and Net of Custody Credits (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of Year (Thousands)
CLASS A SHARES
2016(b)	$13.55	0.30	0.12	0.42	(0.30)	—	(0.30)	$13.67	2.18	0.97	0.97	0.97	3.11	6.80	$136,743
2015(b)	$13.60	0.34	(0.05)	0.29	(0.34)	—	(0.34)	$13.55	2.50	0.98	0.98	0.98	2.15	19.01	$139,939
2014(b)	$13.35	0.39	0.25	0.64	(0.39)	—	(0.39)	$13.60	2.87	0.97	0.97	0.97	4.83	10.79	$143,994
2013(b)	$13.95	0.38	(0.60)	(0.22)	(0.38)	—	(0.38)	$13.35	2.76	0.96	0.95	0.96	(1.61)	11.78	$148,499
2012(b)	$13.72	0.41	0.24	0.65	(0.41)	(0.01)	(0.42)	$13.95	2.95	0.95	0.95	0.95	4.80	11.66	$187,578
CLASS D SHARES
2016	$13.55	0.28	0.12	0.40	(0.27)	—	(0.27)	$13.68	1.94	1.21	1.21	1.21	2.94	6.80	$28,489
2015	$13.61	0.31	(0.06)	0.25	(0.31)	—	(0.31)	$13.55	2.27	1.20	1.20	1.20	1.84	19.01	$28,953
2014	$13.36	0.35	0.25	0.60	(0.35)	—	(0.35)	$13.61	2.60	1.23	1.23	1.23	4.55	10.79	$28,438
2013	$13.96	0.34	(0.59)	(0.25)	(0.35)	—	(0.35)	$13.36	2.51	1.21	1.21	1.22	(1.85)	11.78	$28,858
2012	$13.72	0.37	0.26	0.63	(0.38)	(0.01)	(0.39)	$13.96	2.71	1.18	1.18	1.22	4.62	11.66	$31,984
CLASS I SHARES
2016	$13.54	0.35	0.12	0.47	(0.34)	—	(0.34)	$13.67	2.52	0.63	0.63	0.63	3.53	6.80	$65,843
2015	$13.59	0.38	(0.05)	0.33	(0.38)	—	(0.38)	$13.54	2.80	0.65	0.65	0.65	2.48	19.01	$57,958
2014	$13.35	0.43	0.24	0.67	(0.43)	—	(0.43)	$13.59	3.19	0.65	0.64	0.65	5.09	10.79	$37,380
2013	$13.95	0.43	(0.61)	(0.18)	(0.42)	—	(0.42)	$13.35	3.09	0.61	0.61	0.61	(1.29)	11.78	$25,590
2012	$13.71	0.46	0.25	0.71	(0.46)	(0.01)	(0.47)	$13.95	3.30	0.61	0.61	0.61	5.24	11.66	$38,099

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
+	Based on weighted average shares outstanding.

See notes to financial statements.

20 Annual Report	Annual Report 21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg New Mexico Intermediate Municipal Fund

To the Trustees and Shareholders of

Thornburg New Mexico Intermediate Municipal Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Thornburg New Mexico Intermediate Municipal Fund (the “Fund”) at September 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2016 by correspondence with the custodian, brokers, transfer agent, and the application of alternative procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 18, 2016

22    Annual Report

EXPENSE EXAMPLE

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2016 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2016, and held until September 30, 2016.

	Beginning Account Value 4/1/16	Ending Account Value 9/30/16	Expenses paid During period† 4/1/16–9/30/16
CLASS A SHARES
Actual	$1,000.00	$1,010.90	$4.81
Hypothetical*	$1,000.00	$1,020.22	$4.83
CLASS D SHARES
Actual	$1,000.00	$1,009.70	$5.99
Hypothetical*	$1,000.00	$1,019.04	$6.02
CLASS I SHARES
Actual	$1,000.00	$1,012.60	$3.16
Hypothetical*	$1,000.00	$1,021.86	$3.17

†	Expenses are equal to the annualized expense ratio for each class (A: 0.96%; D: 1.19%; I: 0.63%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report    23

TRUSTEES AND OFFICERS

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2016 (Unaudited)

Name, Age, Year Elected Position Held with Fund	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
INTERESTED TRUSTEES (1)(2)(4)

Garrett Thornburg, 71 Trustee since 1987, Chairman of Trustees(3)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman and controlling shareholder of Thornburg Securities Corporation (securities dealer); Chairman and CEO of Chamisa Energy, LLC; President of the Thornburg Foundation (nonprofit).	None

Brian J. McMahon, 61 Trustee since 2001, Vice Chairman of Trustees, Member of Governance & Nominating Committee & Operations Risk Oversight Committee(5)	Chief Investment Officer, Managing Director, and Portfolio Manager and, until 2016, CEO and President of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	None

INDEPENDENT TRUSTEES (1)(2)(4)

David A. Ater, 71 Trustee since 1994, Member of Audit Committee & Chairman of Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None

David D. Chase, 75 Trustee since 2000, Chairman of Audit Committee	Managing Member of CS Group, LLC, Santa Fe, NM (private investment fund – family office).	None

Sally Corning, 55 Trustee since 2012, Member of Audit Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity firm with investment programs encompassing venture capital, mezzanine debt, and growth equity).	None

Susan H. Dubin, 67 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

David L. Gardner, 53 Trustee since 2015, Member of Operations Risk Oversight Committee	Until 2012, head of EMEA (Europe, Middle East and Africa) Sales for iShares of Blackrock, Inc., EMEA Executive Committee Member and EMEA Operating Committee Member at Blackrock, Inc.	None

Owen D. Van Essen, 62 Trustee since 2004, Member of Governance & Nominating Committee & Chairman of Operations Risk Oversight Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 57 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None

24    Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2016 (Unaudited)

Name, Age, Year Elected Position Held with Fund	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(7)

Nimish Bhatt, 53 Treasurer since 2016(6)	Chief Financial Officer and Treasurer of Thornburg Investment Management, Inc. and Thornburg Securities Corporation since 2016; Senior Vice President (2004-2016), Chief Financial Officer (2011-2016), and Head of Fund Administration (2011-2016) of Calamos Asset Management, Inc., Calamos Investments LLC, Calamos Advisors LLC, and Calamos Wealth Management; Director of Calamos Global Funds plc (2007-2016).	Not applicable

Jason Brady, 42 President since 2016(6)	CEO and President since 2016, Vice President from 2011 to 2016, Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation since 2016.	Not applicable

Kathleen Brady, 56 Vice President since 2008	Tax Manager Fund Accounting of Thornburg Investment Management, Inc.	Not applicable

Connor Browne, 37 Vice President since 2006	Portfolio Manager, Vice President since 2013, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Tim Cunningham, 41 Vice President since 2014	Managing Director since 2011, Portfolio Manager since 2012, and Associate Portfolio Manager from 2009–2012 of Thornburg Investment Management, Inc.	Not applicable

Randy Dry, 42 Vice President since 2014	Vice President and Managing Director, Director of Institutional Group from 2014-2016, and since 2016, Chief Administrative Officer of Thornburg Investment Management, Inc.	Not applicable

Greg Dunn, 40 Vice President since 2014	Managing Director, Portfolio Manager since 2012, and Associate Portfolio Manager from 2009–2012 of Thornburg Investment Management, Inc.	Not applicable

Lon Erickson, 41 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

William V. Fries, 77 Vice President since 1995	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 45 Vice President since 2006	Vice President since 2011, Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Rolf Kelly, 37 Vice President since 2016	Portfolio Manager and Managing Director since 2013 and Associate Portfolio Manager from 2011–2013 of Thornburg Investment Management, Inc.	Not applicable

Ben Kirby, 36 Vice President since 2014	Portfolio Manager and Managing Director since 2013 and Associate Portfolio Manager from 2011–2013 of Thornburg Investment Management, Inc.	Not applicable

Jeff Klingelhofer, 41 Vice President since 2016	Portfolio Manager and Managing Director since 2015, Associate Portfolio Manager from 2012–2015, and Fixed Income Analyst from 2010–2012 of Thornburg Investment Management, Inc.	Not applicable

Rob MacDonald, 40 Vice President since 2016	Managing Director since 2015, Portfolio Manager since 2014, and Associate Portfolio Manager from 2011–2014 of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 49 Vice President since 2001	Vice President, Managing Director, and Director of Marketing of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	Not applicable

Christopher Ryon, 60 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Nicholos Venditti, 35 Vice President since 2016	Portfolio Manager and Managing Director since 2015 and Associate Portfolio Manager from 2011–2015 of Thornburg Investment Management, Inc.	Not applicable

Annual Report    25

TRUSTEES AND OFFICERS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2016 (Unaudited)

Name, Age, Year Elected Position Held with Fund	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

Vinson Walden, 46 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 45 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 42 Vice President since 2003 Secretary since 2007(6)	Managing Director, Director of Mutual Fund Operations, and Vice President of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	Not applicable

Charles Wilson, 41 Vice President since 2016	Portfolio Manager and Managing Director since 2014 and Associate Portfolio Manager from 2012–2014 of Thornburg Investment Management, Inc.; Co-Portfolio Manager of Marsico Capital Management from 2010–2012.	Not applicable

Di Zhou, 38 Vice President since 2016	Portfolio Manager and Managing Director since 2016, Associate Portfolio Manager from 2014–2016, and Equity Research Analyst from 2010–2014 of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is a separate investment “Fund” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, all the Funds of the Trust. Each Trustee oversees all the Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the sole director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	The Bylaws of the Trust currently require that each Trustee shall retire by the end of the calendar year during which the Trustee reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(5)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the chief investment officer of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Assistant vice presidents, assistant secretaries, and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

26    Annual Report

OTHER INFORMATION

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2016 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy. A description of the Policy is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg. com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the tax year ended September 30, 2016, dividends paid by the Fund of $5,145,148 (or the maximum allowed) are tax exempt dividends and $16 are taxable ordinary investment income dividends for federal income tax purposes. The information and the distributions reported herein may differ from the information and distributions reported to the shareholders for the calendar year ending December 31, 2016. Complete information will be reported in conjunction with your 2016 Form 1099.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg. com/download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg New Mexico Intermediate Municipal Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 13, 2016.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in May 2016 to consider aspects of their annual evaluation of the Advisor’s service to all of the funds of Thornburg Investment Trust, to plan the annual evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The independent Trustees met again in independent session in September to consider portions of the information submitted by the Advisor. Representatives of the Advisor subsequently reviewed portions of the information with the Trustees and addressed questions from the Trustees at a full meeting session of the Trustees scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees considered a wide range of information and did not identify any single factor as controlling, and this summary does not describe all of the factors and other matters considered by the Trustees in making their determination.

Nature, Extent and Quality of Services. The Trustees considered presentations by the Advisor at meeting sessions scheduled for consideration of a continuation of the advisory agreement, and also noted their consideration of the reports the Trustees and their committees receive throughout the year on a wide variety of topics, and consideration they had given to a number of topics in previous years. Information identified by the Trustees in their evaluation as having been considered and contributing to their conclusions included Trustees’ assessments of the Advisor’s personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing levels and measures to maintain staffing levels and improve competencies, the Advisor’s commitment to attract and retain high quality portfolio management expertise through competitive compensation levels, the Advisor’s collaborative approach to investment management, the Fund’s investment performance over different periods of time, portfolio managers’ cognizance of and strategies to address market and economic trends and conditions, the evaluation and selection of individual investments, the structuring and composition of the Fund’s portfolio, management of Fund liquidity requirements, cognizance of and efforts to achieve tax efficiency, responses to share sale and redemption activity, continuing enhancements to the Advisor’s electronic and information systems and the Advisor’s

Annual Report    27

OTHER INFORMATION, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2016 (Unaudited)

engagement of outside firms to assist in improving or replacing those systems, the Advisor’s evaluation and selection of firms providing portfolio trade execution to the Fund and the Advisor’s measures to obtain favorable trade execution, the Advisor’s performance of accounting and other services, the Advisor’s continued commitment to observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, the quality and extent of written and oral reports to the Trustees over the course of the year, and other factors.

Investment Performance. The Trustees noted in their evaluation of the Fund’s investment performance the reports they had received in each regular meeting over the course of the year from the Advisor’s portfolio management personnel. The Trustees also noted in their evaluation their consideration of information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including the following items of information respecting the investment performance of the Fund: (1) the Fund’s absolute investment performance and achievement of stated objectives; (2) the Advisor’s written and oral explanations and commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions, (3) performance data for the most recent ten calendar years, comparing the Fund’s annual investment returns to a fund category selected by an independent mutual fund analyst firm, and to a broad-based securities index, (4) the Fund’s investment performance for the three-month, year-to-date, one-year, three-year, five-year and ten-year periods ending with the second quarter of the current year, comparing the Fund’s annualized returns to two mutual fund categories selected by independent mutual fund analyst firms and to a broad-based securities index, and assigning a percentage rank to the Fund’s performance for each period relative to each of the fund categories, and (5) comparative measures of correlation to equity indices, portfolio volatility, risk and return.

The Trustees noted that quarterly reports during the year and other information presented to them confirmed the Advisor’s continued conformity to the Fund’s stated investment objectives and policies.

The Trustees observed in reviewing comparative performance data for the ten most recent calendar years that the Fund’s investment return for the most recent calendar year was comparable to the return of the index and the average return for the fund category considered, that the Fund’s returns for the preceding nine calendar years were comparable to the returns of the index in five of the nine years, and that the Fund’s returns exceeded or were comparable to the average returns of the fund category in seven of nine years. Other quantitative data noted by the Trustees as having been considered in their evaluation showed that the Fund’s annualized investment returns fell in the fourth quartile of performance of two fund categories for the one-year period ended with the second quarter of the current year, fell in the third quartile for the three-year and five-year periods, and for the ten-year period fell in the second quartile of the first fund category and fell in the third quartile of the second fund category. Information provided to the Trustees indicated that the comparability of indices and fund categories to the Fund is limited for a number of reasons, including the characteristics of investments available to a fund investing primarily in New Mexico. Measures of portfolio volatility, risk and relative return considered by the Trustees demonstrated that the Fund’s performance relative to these measures continued to fulfill expectations in current conditions. The Trustees attached additional significance to the performance data of the Fund from the perspective of longer term shareholders.

Comparisons of Fee and Expense Levels. The Trustees recognized in their evaluation the clear disclosures of the Advisor’s fees and Fund expenses in the Fund’s prospectuses. Information noted by the Trustees as having been considered in this context included a variety of comparative data respecting the Fund’s fee and expense levels. This information included comparisons of the Fund’s advisory fee and overall Fund expenses to median and average fees and expenses charged to a category of mutual funds selected by an independent mutual fund analyst firm, comparisons of the advisory fee and other Fund expenses to the fee levels and expenses for two representative share classes of fund peer groups selected from the category by a second independent mutual fund analyst firm, the perspectives and advice from the second mutual fund analyst firm respecting comparisons of fund fee levels and expenses to fund peer groups, and other information. Comparative fee and expense data noted as having been considered by the Trustees showed that the advisory fee for the Fund was slightly higher than the median and average fee levels for the fund category, the level of total expense for a representative share class was slightly higher than the median and comparable to the average expense levels for the category, and that the level of total expense for a second representative share class was lower than the median and average total expense levels for the category. Peer group data showed that the Fund’s advisory fee level for two representative share classes was comparable to the fee levels for the share classes’ respective peer groups, the total expense level for one of the representative share classes fell at the top of the range of its peer group, and the total expense level for the second share class was comparable to the median of its peer group. The Trustees did not find the differences significant in view of the other factors considered.

The Trustees noted their consideration of information respecting the advisory fees charged by the Advisor to other investment management clients, including sub-advised mutual funds, together with information about fees charged by other advisors to different clients, analysis of the differences between the requirements of institutional clients and mutual funds, analysis of the differences between the requirements of a sub-advised mutual fund and a fund as to which the investment advisor is the primary advisor and sponsor, descriptions of distinguishing characteristics of the sub-advised funds served by the Advisor, and the consequently different investment management services provided to the different categories of clients and the differing contexts in which the fee levels for these arrangements are established. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and that the fee rates charged by an investment advisor to different categories of clients had limited relevance to the evaluation of the fee rate charged by that advisor to mutual funds as to which it is the primary advisor and sponsor.

28    Annual Report

OTHER INFORMATION, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2016 (Unaudited)

Costs and Profitability of Advisor. In reviewing the profitability of the Advisor’s services to the Fund the Trustees considered an analysis of the Advisor’s costs and the profitability to the Advisor of its services, together with data respecting the overall profitability of a selection of other investment management firms. The Trustees noted that a portion of the Advisor’s profits are an important element in the compensation of shareholder employees. The Trustees considered in this regard information from the Advisor respecting investment of its profits to maintain staffing levels, pay competitive levels of compensation, and add to its information retrieval and management systems to maintain or improve service levels. The Trustees also considered the contribution of the Advisor’s cost management to its profitability, and the relationship of the Advisor’s financial resources and profitability in previous years to its ability to attract necessary personnel, invest in systems and other assets required for its service to the Fund, and maintain or improve service levels for the Fund notwithstanding fluctuations in revenues and profitability. The information considered did not indicate to the Trustees that the Advisor’s profitability was excessive.

Potential Economies of Scale. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect potential economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, comparisons of the fee breakpoint structure for the Fund with breakpoint structures (or the absence of such structures) for other funds in a peer group selected by an independent mutual fund analyst firm, the effects of the breakpoint structure and other expense factors realized by certain Funds of the Trust as their asset levels had increased, and the Advisor’s expenditures from its own profits and resources to maintain staffing levels, pay competitive levels of compensation, and add to its information retrieval and management systems to maintain or improve service levels. The information provided demonstrated to the Trustees that the Fund’s advisory fee breakpoint structure is reasonable in relation to the structures observed in the other funds in its peer group, and that shareholders may be expected to benefit from any economies of scale, due to the advisory agreement’s breakpoint fee structure for the Fund and other factors.

Potential Ancillary Benefits. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees noted disclosures by the Advisor of its receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

Summary of Conclusions. The Trustees concluded that the nature, extent and quality of the Advisor’s services performed under the advisory agreement remained sufficient. The Trustees further concluded that the absolute and relative investment performance of the Fund over a range of pertinent holding periods on the whole was satisfactory in the context of its objectives and strategies, and that the Advisor had continued to actively and competently pursue the Fund’s stated investment objectives and adhere to the Fund’s investment policies.

The Trustees further concluded, based upon their consideration of the foregoing factors and other information, that the level of the advisory fee charged to the Fund by the Advisor is reasonable in relation to the services provided by the Advisor in view of the nature, extent and quality of those services, the investment performance of the Fund after fees and expenses, the clear disclosure of fees and expenses in the Fund’s prospectus, comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds, and the other factors considered.

Annual Report    29

TRUSTEES’ STATEMENT TO SHAREHOLDERS

Readopted September 12, 2016

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Trustees of Thornburg Investment Trust

30    Annual Report

THORNBURG FUNDS

Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $53 billion (as of September 30, 2016) across eight equity and 11 bond mutual funds, separate accounts for high-net-worth investors and institutional accounts, and five UCITS funds for non-U.S. investors.

The fund outlined in this report is one of many equity and fixed-income products available from Thornburg Investment Management.

Equity Funds

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg International Value Fund

•	Thornburg Better World International Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

Fixed Income Funds

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

•	Thornburg Low Duration Municipal Fund

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

Annual Report    31

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.

This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH080

Annual Report
September 30, 2016
THORNBURG
NEW YORK
INTERMEDIATE
MUNICIPAL
FUND
Investment Management

About Thornburg Investment Management
It’s more than what we do.
It’s how we do it.
At Thornburg, we are very different in how we think, invest, and are structured We believe this difference is what makes us successful in helping individuals reach their long-term financial goals.
How we How we How we’re
Flexible Perspective Our perspective on investment opportunities is more flexible than most, viewing a wide range of opportunities beyond conventional boundaries to find hidden value.
Collaboration Collectively, we hone ideas via borderless cross-pollination for better judgment and better results.
Portfolio Construction Disciplined construction guided more by our convictions than convention.
CONVICTION Thorough analysis and our relative-value framework lead to conviction in our securities selection.
UNCONVENTIONAL Active management means we seek the best value for our clients rather than using conventional benchmarks as our starting point.
Structured for Excellence How we think and how we invest is made possible by how we’re structured.
TEAM APPROACH FAR FROM THE HERD ACCESS & TRANSPARENCY

2    Annual Report

Annual Report

Thornburg New York Intermediate Municipal Fund

September 30, 2016

Share Class	NASDAQ Symbol	CUSIP
Class A	THNYX	885-215-665
Class I	TNYIX	885-216-705

Minimum investments for Class I shares may be higher than those for Class A. Class I shares may not be available to all investors.

Investments carry risks, including possible loss of principal. Portfolios investing in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Funds are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.

The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Diversification does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Annual Report    3

LETTER TO SHAREHOLDERS

Thornburg New York Intermediate Municipal Fund	September 30, 2016 (Unaudited)

October 13, 2016

Dear Shareholder:

We are pleased to present the annual report for Thornburg New York Intermediate Municipal Fund. The net asset value (NAV) of the Class A shares increased by 22 cents to $13.40 per share during the fiscal year ended September 30, 2016. If you were with us for the entire period, you received dividends of 29.2 cents per share. If you reinvested your dividends, you received 29.5 cents per share. Dividends were higher for Class I shares to account for varying class-specific expenses. The Class A shares of your Fund underperformed the index with a 3.91% total return (without sales charge) for the fiscal year ended September 30, 2016, compared to the 4.99% total return for the BofA Merrill Lynch 3-15 Year U.S. Municipal Securities Index. The Fund generated 0.06% more price return and 1.14% less income than the index after accounting for the different treatment of bonds priced above and below par by the index versus the Fund.

Drivers of the Fund’s price return relative to its benchmark include its interest rate sensitivity, as measured by the Fund’s duration. Also, differing allocations along the Fund’s investment universe subtracted 0.19% of relative price performance. Sector allocations added 0.75% of relative price performance and its overweight to lower credit-quality securities subtracted 0.64% of relative price performance. Other risk factors totaled another 0.14% of relative price performance for the period.

The market’s returns were a result of increasing short-term rates and decreasing long-term rates, shown in Figure 1.

U.S. Economy, Fed Policy, and the Election

The U.S. economy grew at a paltry average rate of 1%, as measured by nominal gross domestic product, for the first three quarters of 2016, much lower than the almost 3% average rate for 2015.

On the employment front, the economy added approximately 200,000 jobs per month for the Fund’s 2016 fiscal year. The May jobs number was a little scary, adding only 24,000 that month. The unemployment rate ticked up to 5.0% in September of 2016 from 4.9% in August, as more previously non-participating workers returned to the labor market.

Inflation has held stable, although it did move up slightly. The Core Personal Consumption Expenditure Index (Core PCE) for August moved up to 1.7% from 1.6% in July, although well below the U.S. Federal Reserve Board’s (the Fed) 2.0% target.

So, all in all, the economy is still growing, jobs are being added, and inflation is well behaved. This isn’t a bad scenario for municipal bond investors, except that, at current valuations and 10-year AAA municipal general obligation bonds yielding 1.64%, municipal bond investors are generally not keeping up with inflation.

Elsewhere, the Fed increased the federal funds rate 0.25% in December of 2015. Although many pundits want to blame the credit markets rout on that event, they would be wrong. Oil prices, as measured by WTI crude futures, hit a low of $34.54 on January 20, 2016. Energy producers are a highly leveraged segment of the market, whether through bank loans or other forms of debt. As market participants began to question their ability to service these loans or debt, credit spreads began to widen and the impact of these loans on the financial stability of some banks came into question. The municipal market avoided this distress because bond issuance from energy-producing states was a small fraction of the $3.8 trillion municipal bond market.

This early-2016 market turbulence, followed by the May jobs report and the “Brexit” vote in Great Britain, gave the Fed enough pause not to follow their December rate increase with another. So far through 2016, the central bank has insisted that they may increase rates again and again. Last year we said, “Regardless, waiting for the Fed to raise short-term interest rates is akin to Waiting for Godot.” Well, we are still waiting. Meanwhile, the Fed is assuring the markets that the next meeting is “live” and they may raise short-term interest rates again!

Figure I | 12-Month Change in Rates for AAA Rated General Obligation Municipal Bonds

(as of September 30, 2016)

4    Annual Report

LETTER TO SHAREHOLDERS,

CONTINUED

Thornburg New York Intermediate Municipal Fund	September 30, 2016 (Unaudited)

The 2016 U.S. presidential race featured two major party candidates with unprecedented high unfavorable ratings with the electorate. At the time of this writing, the election’s result is weeks away. Regardless of the winner, however, the president historically has had very little impact on the course of the economy. Although there is a pattern that if the economy is doing well, the current administration likes to take all the credit; if the economy is not doing well, the current administration blames the previous one. A victory for either candidate could still benefit the municipal bond market, however, as both stumped for large increases in infrastructure spending—with one particularly calling for higher taxes which would lend support to the municipal bond market. If this gets through Congress, it could mean a higher level of municipal bond issuance and ultimately high growth rates for the economy; both occurrences would put upward pressure on municipal bond yields.

The Municipal Bond Market

The value metrics we use at Thornburg all suggest that the municipal bond market is pricing-in the rosiest of scenarios going forward. The main reason for this is that global central banks, with their overly accommodative monetary policies, have pushed investors further out on the risk spectrum in search of yield. That is why, depending on the fund, we have our portfolios positioned in the lower end of their respective risk spectrums. This means that durations (a measure of price sensitivity to changes in interest rates) are low and credit quality is higher than in the past. We continually ask ourselves: are investors getting paid to take risk? The answer we come up with is no!

Inside the Risk Metrics

Let’s first look at real yields, which is how much yield over inflation investors are being paid to own municipal bonds. As mentioned earlier, 10-year AAA general obligation bonds are yielding 1.64% and Core PCE is running at 1.70%, so investors are earning less than inflation. Over the last 20 years, investors have earned an average of 2% over inflation for the opportunity to invest in a 10-year AAA general obligation municipal bond.

The second thing to consider is credit spreads, which reflect the incremental yield an investor earns from owning a lower-rated credit versus a higher-rated credit, and which are now very narrow. As of September 30, 2016, an investor earned about 1% more for owning a 10-year BBB revenue bond versus a 10-year AAA general obligation bond. That is slightly higher than the average 0.75% an investor earned between 1994 and 2007. In 2007, approximately 50% of the new issue municipal bond market was insured by AAA/AAA municipal bond insurers. Today, there are no AAA/AAA municipal bond insurers, and insurance coverage generally accounts for only 6% to 8% of the new issue municipal bond market. On top of that, the security covenants of some current lower-quality investment grade securities are the most lax in years. This is a great time to be an issuer of lower-quality investment grade municipal bonds but not a great time to be an investor in them.

Finally, the slope of the yield curve, which tracks how much incremental yield an investor earns by owning securities with longer maturities, is also quite flat. Currently, investors are earning 0.78% more for owning a 10-year AAA general obligation municipal bond, versus a 1-year AAA general obligation municipal bond. Since 1994, an investor earned on average almost 1.60% to extend maturities from one to 10 years. The stretch for income is causing investors to absorb more risk at lower and lower relative yields.

The New York Economy

New York’s economy has been doing well in the last year. Several statistics measured from the second quarter of 2015 through the second quarter of 2016 illustrate this performance. Personal income is up 2.69%, which is in the middle of a distribution ranging from negative 2.41% to 4.94%. State tax revenues are down 3.63% in a distribution that is all over the place. Home prices are up 3.26%. The Bloomberg Economic Evaluation of States shows New York’s overall reading as 1.45, while the lowest reading in the distribution is negative 15.51.

Nationally, pensions are still a troubling issue, but not in New York. The state’s pension system is funded at 88.7%, well above the Pew Center for the States Mendoza line of 80%. The Mendoza line falls between a well-funded state pension and the “other kind.” As the worst career hitter in major league baseball history (.200 batting average), Mario Mendoza Aizpuru’s name ubiquitously symbolizes futility.

Liquidity

Market liquidity is still a concern. The latest example of this is what is happening to yields on Variable Rate Demand Notes (VRDNs). These are securities that are normally held in money market funds and bond fund reserve positions. They can be put back to an intermediary on a daily basis and are relatively secure. Leading up to the finalization of the Securities and Exchange Commission’s money market fund reform in October of 2016, money market funds were and are repositioning themselves to be compliant with the new regulations. As such, they have had to divest themselves of VRDNs. Intermediaries do not want to hold them on their balance sheets (very expensive), so they raise the yields to clear the market. What used to yield 0.01% in March now yields,

Annual Report    5

LETTER TO SHAREHOLDERS,

CONTINUED

Thornburg New York Intermediate Municipal Fund	September 30, 2016 (Unaudited)

as of the time of this writing, 0.90%, or more than a 3-year AA security. This is serendipity for managers like Thornburg holding higher reserves because of concern over market liquidity; for issuers in the VRDN market, it’s not so much.

Main Reason to Own Municipal Bonds

One of the best risk-mitigating tools an investor has is diversification. By splitting a portfolio into several asset classes, an investor may reduce the volatility of the resulting portfolio’s returns. This is because the returns of various asset classes are not always correlated. There are times when this is not the case, such as the 2008 financial crisis when all correlations went to one. For the long-term investor, however, we believe the benefits of diversification stand firm. When added to a portfolio of stocks, municipal bonds tend to reduce the volatility of that combined portfolio. Funds such as Thornburg New York Intermediate Municipal Fund may be a viable choice in a total diversified portfolio of stocks and bonds.

Conclusion

We continue to run this portfolio as an actively managed laddered portfolio. Laddering a portfolio is a simple way to diversify its investment along its entire investment universe. While past performance does not guarantee future results, our study showed that this structure outperformed other structures around 60% of the time and added 0.15% to 0.25% of total return annually.* Our view is that the current investment environment is not compensating investors enough to take on extra risk, so we have positioned our portfolios at the lower end of their risk spectrums.

Thank you for your continued trust in us.

Sincerely,

Christopher Ryon, CFA	Nicholos Venditti, CFA
Portfolio Manager	Portfolio Manager
Managing Director	Managing Director

*	We examined three hypothetical portfolios of bonds from December 1997 to December 2015. One using a laddering strategy, one using a barbell strategy, and a third using a bullet strategy. For the laddering strategy, the BofA Merrill Lynch 1–12 Year Municipal Index was used as a proxy, since, similar to a ladder, it contains bonds relatively evenly spread across all maturities within the index. The barbell strategy is a duration management technique wherein bonds are clustered at the two extremes of a maturity range. For the barbell strategy, the BofA Merrill Lynch 1–3 Year Municipal Index and BofA Merrill Lynch 8–12 Year Municipal Index were combined. The two indices were weighted in such a way as to give them the same duration as the broader 1–12 Year Index, and each year the portfolio was re-weighted back to the original index weights. This was done to make the two portfolios duration-neutral so that the impact of the strategy chosen could be isolated. The bullet strategy invests at the duration midpoint of the portfolio, therefore the BofA Merrill Lynch 6–8 Year Index was used to represent the bullet strategy. For additional information, see www.thornburg.com/whyladder. Past performance does not guarantee future results.

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

The views expressed by the portfolio managers reflect their professional opinions and are subject to change. Under no circumstances does the information contained within represent a recommendation to buy or sell any security.

6    Annual Report

PERFORMANCE SUMMARY

Thornburg New York Intermediate Municipal Fund	September 30, 2016 (Unaudited)

Average Annual Total Returns

	1-Yr	3-Yr	5-Yr	10-Yr	Since Incep.
A Shares (Incep: 9/5/97)
Without sales charge	3.91%	3.45%	3.15%	3.82%	4.05%
With sales charge	1.83%	2.77%	2.74%	3.62%	3.94%
I Shares (Incep: 2/1/10)	4.25%	3.78%	3.50%	—	4.08%

30-day Yields, A Shares

(with sales charge)

Annualized Distribution Yield	2.62%

SEC Yield	0.85%

Growth of a Hypothetical $10,000 Investment

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 2.00%. There is no sales charge for Class I shares. As disclosed in the most recent prospectus, the total annual fund operating expenses are as follows: A shares, 1.05%; I shares, 0.76%. Thornburg Investment Management and/or Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least February 1, 2017, for all share classes, resulting in net expense ratios of the following: A shares, 0.99%; I shares, 0.67%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus. Without the fee waivers and expense reimbursements , the Annualized Distribution yield would have been 2.54%, and the SEC yield would have been 0.77%.

Glossary

BofA Merrill Lynch 3-15 Year U.S. Municipal Securities Index – A subset of the BofA Merrill Lynch U.S. Municipal Securities Index including all securities with a remaining term to final maturity greater than or equal to 3 years and less than 15 years.

The BofA Merrill Lynch indices used in the Ladder vs Barbell & Bullet study are model portfolios of municipal obligations throughout the United States, with maturities ranging either from one to three years, six to eight years, eight to twelve years, or one to twelve years. These indices are subsets of the BofA Merrill Lynch U.S. Municipal Securities Index, which is comprised of U.S. dollar denominated investment grade tax-exempt debt publicly issued by U.S. states and territories, and their political subdivisions, in the U.S. domestic market. Qualifying securities must have at least a one-year remaining term to final maturity, a fixed coupon schedule and an investment grade rating.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Annualized Distribution Yield – The distribution yield reflects actual distributions made to shareholders. The annualized distribution yield is calculated by summing the last 30 days of income at a given month end and annualizing to a 360-day year. The result is divided by the ending maximum offering price.

Bloomberg Economic Evaluation of States (BEES) Index – A survey, updated quarterly, that examines the pace of states’ growth following the 18-month recession that officially ended in June 2009. The analysis examines six factors to measure the states and the District of Columbia against one another: unemployment, tax collections, residents’ personal income, housing prices, mortgage delinquencies and the stock-market performance of locally based companies.

Bond Credit Ratings (Credit Quality) – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.

Core Personal Consumption Expenditure Index (Core PCE) – A measure of the Personal Consumption Expenditure Index that excludes the more volatile and seasonal food and energy prices.

Credit Spread/Quality Spread – The difference between the yields of securities with different credit qualities.

Duration – A bond’s sensitivity to interest rates. Effective duration incorporates the embedded option features, such as call provisions. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

General Obligation Bond (GO) – A municipal bond backed by the credit and “taxing power” of the issuing jurisdiction rather than the revenue from a given project.

Gross Domestic Product (GDP) – A country’s income minus foreign investments: the total value of all goods and services produced within a country in a year, minus net income from investments in other countries.

Laddering – Involves building a portfolio of bonds with staggered maturities so that a portion matures each year. Money that comes in from maturing bonds is typically invested in bonds with longer maturities at the far end of the portfolio.

Revenue Bond – A bond on which the debt service is payable solely from the revenue generated from the operation of the project being financed or a category of facilities, or from other non-tax sources.

SEC Yield – SEC yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

Variable Rate Demand Note (VRDN) – VRDNs are long-term, floating-rate municipal securities. These highly liquid securities are payable on demand, typically either daily or weekly, meaning the investor can request repayment of the entire debt amount. The coupon rate will adjust on a periodic basis, either daily or weekly.

West Texas Intermediate (WTI) – A grade of crude oil used as a benchmark in oil pricing. Yield Curve – A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.

Annual Report    7

FUND SUMMARY

Thornburg New York Intermediate Municipal Fund	September 30, 2016 (Unaudited)

Objectives and Strategies

The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal, New York State and New York City individual income taxes as is consistent, in the view of the Fund’s investment advisor, with preservation of capital.

The secondary goal of the Fund is to reduce expected changes in its share price compared to long-term bond portfolios.

The Fund offers New York investors double (or for New York City residents triple) tax-free yields in a laddered municipal bond portfolio with a dollar-weighted average maturity of normally three to ten years (may be subject to Alternative Minimum Tax). Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year. Cash from maturing bonds, if not needed for other purposes, is typically invested in bonds with longer maturities at the far end of the ladder. We regard the strategy as a good compromise for managing different types of risk.

Key Portfolio Attributes

Number of Bonds	76

Effective Duration	4.6 Yrs

Average Maturity	8.0 Yrs

Long-term Stability of Principal

Net Asset Value History of A Shares

Security Credit Ratings

A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Credit quality ratings for Thornburg’s municipal portfolios used the highest rating available from either Standard & Poor’s or Moody’s Investors Service.

Portfolio Ladder

Percent of portfolio maturing in each year. Cash includes cash equivalents and other.

There is no guarantee that the Fund will meet its investment objectives.

All data is subject to change. Charts may not add up to 100% due to rounding.

8    Annual Report

SCHEDULE OF INVESTMENTS

Thornburg New York Intermediate Municipal Fund	September 30, 2016

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Arlington Central School District GO, 5.00% due 5/15/2022 (Educational Facilities) (State Aid Withholding)	NR/Aa2	$350,000	$423,626
Brooklyn Arena Local Development Corp., 5.00% due 7/15/2030 (Barclays Center Project)	NR/Baa3	1,500,000	1,838,385
City of New York GO, 5.00% due 8/1/2019 (City Budget Financial Management)	AA/Aa2	1,000,000	1,111,160
City of New York GO, 0.89% due 8/1/2020 put 10/3/2016 (Capital Projects; Insured: AGM; SPA: State Street Bank & Trust Co.) (daily demand notes)	AA/Aa2	500,000	500,000
City of New York GO, 5.00% due 8/1/2023 (City Budget Financial Management)	AA/Aa2	1,000,000	1,238,430
City of New York GO, 5.00% due 8/1/2025 (City Budget Financial Management)	AA/Aa2	400,000	413,784
City of New York GO, 5.00% due 8/1/2030 (City Budget Financial Management)	AA/Aa2	1,000,000	1,210,560
County of Nassau GO, 5.00% due 4/1/2026 (Insured: BAM)	AA/NR	1,000,000	1,214,020
Dutchess County Local Development Corp., 5.00% due 7/1/2021 (Health Quest Systems, Inc.; Insured: AGM)	AA/A2	535,000	607,476
Dutchess County Local Development Corp., 5.00% due 7/1/2022 (Health Quest Systems, Inc.; Insured: AGM)	AA/A2	510,000	578,692
Erie County Industrial Development Agency, 5.25% due 5/1/2025 (Buffalo City School District)	AA/Aa2	1,000,000	1,111,490
Government of Guam, 5.375% due 12/1/2024 (Layon Solid Waste Disposal Facility)	BBB+/NR	1,000,000	1,136,920
Government of Guam, 5.00% due 11/15/2033 (Various Capital Projects)	A/NR	2,000,000	2,325,840
Guam Waterworks Authority, 5.00% due 7/1/2028 (Water and Wastewater System)	A-/Baa2	500,000	577,045
Hempstead Town Local Development Corp., 5.00% due 7/1/2028 (Hofstra University)	A/A3	500,000	572,930
Long Island Power Authority, 5.00% due 9/1/2022 (Electric System Capital Improvements)	A-/A3	395,000	474,427
Long Island Power Authority, 5.25% due 9/1/2029 (Electric System Capital Improvements)	AA/A3	645,000	832,895
Metropolitan Transportation Authority, 6.25% due 11/15/2023 pre-refunded 11/15/2018	NR/NR	800,000	891,184
Metropolitan Transportation Authority, 6.25% due 11/15/2023	AA-/A1	200,000	222,526
Monroe County Industrial Development Corp., 5.00% due 1/15/2028 (Monroe Community College Association, Inc.; Insured: AGM)	AA/A2	250,000	298,708
Monroe County Industrial Development Corp., 5.00% due 1/15/2029 (Monroe Community College Association, Inc.; Insured: AGM)	AA/A2	300,000	356,253
Nassau County IDA, 4.75% due 3/1/2026 (New York Institute of Technology)	BBB+/Baa2	1,000,000	1,126,230
Nassau County Sewer & Storm Water Finance Authority, 5.00% due 10/1/2021 (Sewerage and Storm Water Resource Facilities)	AAA/Aa3	275,000	327,434
Nassau County Sewer & Storm Water Finance Authority, 5.00% due 10/1/2028 (Sewerage and Storm Water Resource Facilities)	AAA/Aa3	400,000	501,948
Nassau County Sewer & Storm Water Finance Authority, 5.00% due 10/1/2031 (Sewerage and Storm Water Resource Facilities)	AAA/Aa3	1,000,000	1,237,510
New York City Health and Hospitals Corp. GO, 5.00% due 2/15/2020 (Healthcare Facilities Improvements)	A+/Aa3	770,000	872,579
New York City Health and Hospitals Corp. GO, 5.00% due 2/15/2025 (Healthcare Facilities Improvements)	A+/Aa3	1,000,000	1,126,240
New York City Municipal Water Finance Authority, 0.87% due 6/15/2032 put 10/3/2016 (Water and Sewer System; SPA: State Street Bank & Trust Co.) (daily demand notes)	AA+/Aa1	700,000	700,000
New York City Municipal Water Finance Authority, 5.00% due 6/15/2032 (Water and Sewer System)	AA+/Aa1	1,000,000	1,231,460
New York City Municipal Water Finance Authority, 0.86% due 6/15/2050 put 10/3/2016 (Water and Sewer System; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AA+/Aa1	1,100,000	1,100,000
New York City Transitional Finance Authority, 5.00% due 1/15/2020 (Educational Facilities) (State Aid Withholding)	AA/Aa2	1,000,000	1,095,610
New York City Transitional Finance Authority, 0.86% due 2/1/2045 put 10/3/2016 (City Capital Projects; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AAA/Aa1	1,000,000	1,000,000
New York City Trust for Cultural Resources, 5.25% due 12/1/2018 (Lincoln Center for the Performing Arts)	A+/A2	175,000	190,668
New York City Trust for Cultural Resources, 4.00% due 4/1/2025 (The Museum of Modern Art)	AA/Aa2	500,000	600,555
New York Municipal Bond Bank Agency, 5.00% due 4/15/2018 (Insured: AGM)	AA/A2	1,000,000	1,059,840
New York State Dormitory Authority, 5.00% due 10/1/2023 (School District Financing Program; Insured: AGM) (State Aid Withholding)	AA/A2	400,000	416,716
New York State Dormitory Authority, 5.50% due 2/15/2017 (Mental Health Services Facilities)	AA/NR	1,000,000	1,017,710
New York State Dormitory Authority, 5.00% due 10/1/2018 (School District Financing Program; Insured: AGM)	AA/Aa3	680,000	706,806
New York State Dormitory Authority, 5.25% due 10/1/2018 (School District Financing Program; Insured: AGM)	AA/Aa3	775,000	841,603
New York State Dormitory Authority, 5.00% due 7/1/2020 (NYSARC, Inc. Developmental Disability Programs)	NR/Aa2	1,175,000	1,330,018
New York State Dormitory Authority, 4.00% due 10/1/2020 (School District Financing Program; Insured: AGM) (State Aid Withholding)	AA/A1	325,000	360,526
New York State Dormitory Authority, 5.25% due 7/1/2022 (St. John’s University; Insured: Natl-Re)	AA-/A3	1,000,000	1,221,980
New York State Dormitory Authority, 5.00% due 1/15/2023 (Municipal Health Facilities)	AA-/Aa3	1,000,000	1,052,910
New York State Dormitory Authority, 5.00% due 10/1/2023 (School District Financing Program) (State Aid Withholding)	AA-/NR	575,000	714,138
New York State Dormitory Authority, 5.00% due 7/1/2024 (Bishop Henry B. Hucles Nursing Home; Insured: SONYMA)	NR/Aa1	1,000,000	1,002,890
New York State Dormitory Authority, 5.00% due 7/1/2024 (Miriam Osborn Memorial Home Assoc.)	NR/NR	1,540,000	1,671,732
New York State Dormitory Authority, 5.00% due 10/1/2024 (School District Financing Program; Insured: AGM) (State Aid Withholding)	AA/Aa3	1,000,000	1,179,840
New York State Dormitory Authority, 5.00% due 7/1/2025 (Miriam Osborn Memorial Home Assoc.)	NR/NR	1,105,000	1,193,024
New York State Dormitory Authority, 5.00% due 7/1/2027 (Interagency Council Pooled Loan Program)	NR/Aa2	1,000,000	1,172,560
New York State Dormitory Authority, 5.00% due 7/1/2027 (Columbia University Teachers College)	A+/A1	750,000	879,240
New York State Dormitory Authority, 5.25% due 7/1/2027 (Health Quest Systems; Insured: AGM)	AA/A3	500,000	515,180
New York State Dormitory Authority, 5.00% due 12/15/2027 (Metropolitan Transportation Authority & State Urban Development Corp.)	AAA/Aa1	2,500,000	3,060,475
New York State Dormitory Authority, 5.00% due 10/1/2028 (School District Financing Program; Insured: AGM)	AA/NR	200,000	247,164

Annual Report    9

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg New York Intermediate Municipal Fund	September 30, 2016

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
New York State Dormitory Authority, 5.25% due 5/1/2030 pre-refunded 5/1/2019 (North Shore Long Island Jewish Medical)	A-/A3	$1,000,000	$1,111,490
New York State Dormitory Authority, 5.00% due 7/1/2034 (Pratt Institute)	NR/A3	1,000,000	1,182,120
New York State Thruway Authority, 5.00% due 5/1/2019 (New NY Bridge)	A-/A3	2,000,000	2,205,160
New York State Thruway Authority, 5.00% due 4/1/2022 pre-refunded 10/01/17 (Multi-Year Highway and Bridge Capital Program)	AA/NR	1,000,000	1,041,450
New York State Thruway Authority, 5.00% due 1/1/2028 (Multi-Year Highway and Bridge Capital Program)	A/A2	500,000	620,450
New York State Urban Development Corp., 5.25% due 1/1/2021	AA/NR	1,000,000	1,097,250
New York Transportation Development Corp., 5.00% due 7/1/2034 (Laguardia Airport Terminal Redevelopment) (AMT)	NR/Baa3	250,000	288,495
Onondaga Civic Development Corp., 5.00% due 7/1/2021 (Le Moyne College)	NR/Baa2	1,000,000	1,111,360
Onondaga Civic Development Corp., 5.50% due 12/1/2031 (State University of New York Upstate Medical University)	A+/NR	1,000,000	1,195,110
Port Authority New York & New Jersey, 5.00% due 8/15/2022 (Insured: AGM)	AA/Aa3	1,000,000	1,035,940
Sales Tax Asset Receivable Corp., 5.00% due 10/15/2029 (New York Local Government Assistance Corp.)	AAA/Aa1	250,000	314,985
Sales Tax Asset Receivable Corp., 5.00% due 10/15/2030 (New York Local Government Assistance Corp.)	AAA/Aa1	1,000,000	1,258,170
Sales Tax Asset Receivable Corp., 5.00% due 10/15/2031 (New York Local Government Assistance Corp.)	AAA/Aa1	1,000,000	1,253,880
Syracuse Industrial Development Agency, 5.25% due 5/1/2026 (Syracuse City School District)	AA/Aa2	2,150,000	2,525,175
Town of Amherst Development Corp., 5.00% due 10/1/2020 (University at Buffalo Foundation Facility-Student Housing; Insured: AGM)	AA/A2	1,000,000	1,136,940
Triborough Bridge & Tunnel Authority GO, 5.00% due 11/15/2025 pre-refunded 11/15/2017 (MTA Bridges and Tunnels)	AA-/Aa3	1,410,000	1,476,707
Triborough Bridge & Tunnel Authority GO, 5.00% due 11/15/2028 (MTA Bridges and Tunnels)	AA-/Aa3	1,000,000	1,228,630
Triborough Bridge & Tunnel Authority GO, 5.00% due 11/15/2029 (MTA Bridges and Tunnels)	AA-/Aa3	1,000,000	1,218,770
United Nations Development Corp., 5.00% due 7/1/2019 (One, Two and Three U.N. Plaza)	NR/A1	230,000	254,385
United Nations Development Corp., 5.00% due 7/1/2025 (One, Two and Three U.N. Plaza)	NR/A1	710,000	781,000
Utility Debt Securitization Authority, 5.00% due 12/15/2029 (Long Island Power Authority-Electric Service)	AAA/Aaa	1,000,000	1,235,290
Utility Debt Securitization Authority, 5.00% due 12/15/2030 (Long Island Power Authority-Electric Service)	AAA/Aaa	1,000,000	1,229,890
West Seneca Central School District GO, 5.00% due 11/15/2023 (Facilities Improvements; Insured: BAM) (State Aid Withholding)	AA/A2	1,300,000	1,611,571

TOTAL INVESTMENTS — 98.17% (Cost $69,473,613)			$75,105,155
OTHER ASSETS LESS LIABILITIES — 1.83%			1,402,108

NET ASSETS — 100.00%			$76,507,263

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred subsequent to the reporting period end. Bonds issued with a maturity of one year or less are assigned Moody’s ratings from MIG-1 to MIG-4 and Standard and Poor’s ratings from SP-1+ to SP-3 with MIG-1 and SP-1+ being the strongest ratings.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

AGM	Insured by Assured Guaranty Municipal Corp.
AMT	Alternative Minimum Tax
BAM	Insured by Build America Mutual Insurance Co.
GO	General Obligation
IDA	Industrial Development Authority
Natl-Re	Insured by National Public Finance Guarantee Corp.
SONYMA	State of New York Mortgage Authority

See notes to financial statements.

10 Annual Report

STATEMENT OF ASSETS AND LIABILITIES

Thornburg New York Intermediate Municipal Fund	September 30, 2016

ASSETS
Investments at value (cost $69,473,613) (Note 3)	$75,105,155
Cash	364,011
Receivable for investments sold	125,000
Receivable for fund shares sold	136,645
Interest receivable	969,176
Prepaid expenses and other assets	1,164

Total Assets	76,701,151

LIABILITIES
Payable for fund shares redeemed	68,914
Payable to investment advisor and other affiliates (Note 4)	41,363
Accounts payable and accrued expenses	59,814
Dividends payable	23,797

Total Liabilities	193,888

NET ASSETS	$76,507,263

NET ASSETS CONSIST OF
Distribution in excess of net investment income	$(16,847)
Net unrealized appreciation on investments	5,631,542
Accumulated net realized gain (loss)	(492,868)
Net capital paid in on shares of beneficial interest	71,385,436

$76,507,263

NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($45,008,864 applicable to 3,358,294 shares of beneficial interest outstanding - Note 5)	$13.40
Maximum sales charge, 2.00% of offering price	0.27

Maximum offering price per share	$13.67

Class I Shares:
Net asset value, offering and redemption price per share ($31,498,399 applicable to 2,350,190 shares of beneficial interest outstanding - Note 5)	$13.40

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Annual Report    11

STATEMENT OF OPERATIONS

Thornburg New York Intermediate Municipal Fund	Year Ended September 30, 2016

INVESTMENT INCOME
Interest income (net of premium amortized of $681,348)	$2,466,061

EXPENSES
Investment advisory fees (Note 4)	392,357
Administration fees (Note 4)
Class A Shares	59,148
Class I Shares	15,576
Distribution and service fees (Note 4)
Class A Shares	118,296
Transfer agent fees
Class A Shares	34,982
Class I Shares	28,581
Registration and filing fees
Class A Shares	183
Class I Shares	183
Professional fees	47,581
Accounting fees (Note 4)	2,929
Trustee fees	3,510
Other expenses	8,184

Total Expenses	711,510
Less:
Expenses reimbursed by investment advisor (Note 4)	(60,690)

Net Expenses	650,820

Net Investment Income	1,815,241

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	(13,529)
Net change in unrealized appreciation (depreciation) on investments	1,336,245

Net Realized and Unrealized Gain	1,322,716

Net Increase in Net Assets Resulting from Operations	$3,137,957

See notes to financial statements.

12    Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg New York Intermediate Municipal Fund

	Year Ended September 30, 2016	Year Ended September 30, 2015
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$1,815,241	$1,811,546
Net realized gain (loss) on investments	(13,529)	(51,436)
Net unrealized appreciation (depreciation) on investments	1,336,245	(179,372)

Net Increase (Decrease) in Net Assets Resulting from Operations	3,137,957	1,580,738

DIVIDENDS TO SHAREHOLDERS
From net investment income
Class A Shares	(1,033,774)	(1,122,691)
Class I Shares	(781,467)	(688,855)

FUND SHARE TRANSACTIONS (NOTE 5)
Class A Shares	(5,647,817)	(4,324,129)
Class I Shares	745,159	6,419,536

Net Increase (Decrease) in Net Assets	(3,579,942)	1,864,599

NET ASSETS
Beginning of Year	80,087,205	78,222,606

End of Year	$76,507,263	$80,087,205

Distribution in excess of net investment income	$(16,847)	$(16,847)

See notes to financial statements.

Annual Report    13

NOTES TO FINANCIAL STATEMENTS

Thornburg New York Intermediate Municipal Fund	September 30, 2016

NOTE 1 – ORGANIZATION

Thornburg New York Intermediate Municipal Fund (the “Fund”) is a non-diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of twenty separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal, New York State, and New York City individual income tax as is consistent, in the view of Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”), with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to long-term bond portfolios. The Fund will invest primarily in municipal obligations within the state of New York.

The Fund currently offers two classes of shares of beneficial interest: Class A and Institutional Class (“Class I”) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee and (ii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (iii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.

Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.

Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by the Advisor. Dividends are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.

Investment Income: Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to call dates or maturity dates using the effective yield method of the respective investments, which is included in interest income on the Statement of Operations.

Custodian Fees: Custodian fees disclosed in the Statement of Operations may include interest expenses incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on any such cash overdraft at a rate equal to 2.50% of the overdraft amount in excess of $50,000.

Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment

14    Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New York Intermediate Municipal Fund	September 30, 2016

for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.

The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed each uncertain tax position believed to be material in the preparation of the Fund’s financial statements for the fiscal year ended September 30, 2016, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Fund has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities.

At September 30, 2016, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$69,473,613

Gross unrealized appreciation on a tax basis	$5,632,227
Gross unrealized depreciation on a tax basis	(685)

Net unrealized appreciation (depreciation) on investments (tax basis)	$5,631,542

At September 30, 2016, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2015 through September 30, 2016 of $13,529. For tax purposes, such losses will be recognized in the year ending September 30, 2017.

At September 30, 2016, the Fund had cumulative tax basis capital losses of $479,338, (of which $127,505 are short-term and $351,833 are long-term) generated after September 30, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire.

At September 30, 2016, the Fund had $6,950 of undistributed net tax-exempt income, no undistributed tax basis net ordinary income, and no undistributed tax basis capital gains.

The tax character of distributions paid during the year ended September 30, 2016, and September 30, 2015, was as follows:

	2016	2015
Distributions from:
Tax exempt income	$1,815,241	$1,811,546
Ordinary income	—	—

Total	$1,815,241	$1,811,546

NOTE 3 – SECURITY VALUATION

Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.

The Trustees of the Trust have appointed, the Advisor to assist the Trustees in obtaining market values for portfolio investments, evaluate and monitor professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing

Annual Report    15

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New York Intermediate Municipal Fund	September 30, 2016

Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.

In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Securities: Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.

In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider merits review for significant reasons, the Committee decides whether or not to use the valuation calculated by the pricing service provider or to use an alternative method approved by the Audit Committee to calculate a fair value for the obligation.

Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.

Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).

Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are characterized as Level 2 within the valuation hierarchy.

In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment, and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.

Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.

16    Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New York Intermediate Municipal Fund	September 30, 2016

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2016. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at September 30, 2016
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities
Municipal Bonds	$75,105,155	$—	$75,105,155	$—

Total Investments in Securities	$75,105,155	$—	$75,105,155	$—

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between levels for the year ended September 30, 2016.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. Under the investment advisory agreement, the Fund pays the Advisor a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Daily Net Assets	Fee Rate
Up to $500 million	0.500%
Next $500 million	0.450
Next $500 million	0.400
Next $500 million	0.350
Over $2 billion	0.275

The Fund’s effective management fee for the year ended September 30, 2016 was 0.50% of the Fund’s average dividend assets.

The Fund pays to the Advisor the costs of personnel who perform certain accounting services for the Fund. For the year ended September 30, 2016 the Fund paid $2,929 to the Advisor for these accounting services. The Trust has also entered into administrative service agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the fund shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. Total administrative service fees incurred by each class of shares of the Fund for the year ended September 30, 2016, are set forth in the Statement of Operations.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the year ended September 30, 2016, the Distributor has advised the Fund that it earned net commissions aggregating $369 from the sale of Class A shares.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may pay to the Advisor or securities dealers and other financial institutions at the Advisor’s request an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to Class A shares of the Fund to obtain various shareholder and distribution related services. For the year ended September 30, 2016, there were no 12b-1 service plan fees charged for Class I shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed levels as specified in the Fund’s most recent prospectus. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before February 1, 2017, unless the Advisor ceases to be the investment advisor to the Trust or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor retain the right to be repaid by the Fund for fee waivers and expense reimbursements if expenses fall below the contractual limit prior to the end of the fiscal year.

For the year ended September 30, 2016, the Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $26,710 for Class A shares and $33,980 for Class I shares.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

Annual Report    17

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New York Intermediate Municipal Fund	September 30, 2016

The Fund may sell securities to an affiliated fund, or the Fund may purchase securities held by an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the year ended September 30, 2016, the Fund had transactions with affiliated funds of $500,067 in sales.

NOTE 5 – SHARES OF BENEFICIAL INTEREST

At September 30, 2016, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2016		Year Ended September 30, 2015
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	249,737	$3,332,694	419,229	$5,533,635
Shares issued to shareholders in reinvestment of dividends	60,467	808,135	67,191	887,864
Shares repurchased	(733,326)	(9,788,646)	(813,285)	(10,745,628)

Net increase (decrease)	(423,122)	$(5,647,817)	(326,865)	$(4,324,129)

Class I Shares
Shares sold	602,854	$8,053,470	858,058	$11,351,074
Shares issued to shareholders in reinvestment of dividends	58,096	776,695	51,871	685,089
Shares repurchased	(605,034)	(8,085,006)	(425,508)	(5,616,627)

Net increase (decrease)	55,916	$745,159	484,421	$6,419,536

NOTE 6 – INVESTMENT TRANSACTIONS

For the year ended September 30, 2016, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $4,997,612 and $6,440,010, respectively.

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, interest rate risk, credit risk, market and economic risk, liquidity risk, diversification risk, and the risk of investing mainly in the obligations primarily originating in a single state. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between September 30, 2016 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

18    Annual Report

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Annual Report    19

FINANCIAL HIGHLIGHTS

Thornburg New York Intermediate Municipal Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the Year)								RATIOS TO AVERAGE NET ASSETS				SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Year	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Year	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, After Expense Reductions and Net of Custody Credits (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of Year (Thousands)
Class A Shares
2016(b)	$13.18	0.29	0.22	0.51	(0.29)	—	(0.29)	$13.40	2.18	0.96	0.96	1.03	3.91	7.02	$45,009
2015(b)	$13.22	0.29	(0.04)	0.25	(0.29)	—	(0.29)	$13.18	2.16	0.98	0.98	1.05	1.87	7.72	$49,845
2014(b)	$12.93	0.30	0.29	0.59	(0.30)	—	(0.30)	$13.22	2.27	0.99	0.99	1.05	4.59	14.12	$54,301
2013(b)	$13.44	0.34	(0.51)	(0.17)	(0.34)	—	(0.34)	$12.93	2.54	0.99	0.99	1.05	(1.32)	11.31	$54,061
2012(b)	$12.93	0.37	0.51	0.88	(0.37)	—	(0.37)	$13.44	2.80	0.99	0.99	1.05	6.90	13.37	$55,862
Class I Shares
2016	$13.18	0.33	0.22	0.55	(0.33)	—	(0.33)	$13.40	2.51	0.63	0.63	0.72	4.25	7.02	$31,498
2015	$13.22	0.33	(0.04)	0.29	(0.33)	—	(0.33)	$13.18	2.47	0.67	0.67	0.76	2.19	7.72	$30,242
2014	$12.93	0.33	0.30	0.63	(0.34)	—	(0.34)	$13.22	2.57	0.67	0.67	0.73	4.93	14.12	$23,922
2013	$13.44	0.38	(0.51)	(0.13)	(0.38)	—	(0.38)	$12.93	2.86	0.67	0.67	0.74	(1.00)	11.31	$7,060
2012	$12.92	0.41	0.52	0.93	(0.41)	—	(0.41)	$13.44	3.12	0.67	0.67	0.77	7.33	13.37	$4,707

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
+	Based on weighted average shares outstanding.

See notes to financial statements.

20 Annual Report	Annual Report 21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg New York Intermediate Municipal Fund

To the Trustees and Shareholders of

Thornburg New York Intermediate Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Thornburg New York Intermediate Fund (the “Fund”) at September 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2016 by correspondence with the custodian, brokers, transfer agent, and the application of alternative procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 18, 2016

22    Annual Report

EXPENSE EXAMPLE

Thornburg New York Intermediate Municipal Fund	September 30, 2016 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2016, and held until September 30, 2016.

	Beginning Account Value 4/1/16	Ending Account Value 9/30/16	Expenses paid During period† 4/1/16–9/30/16
Class A Shares
Actual	$1,000.00	$1,014.30	$4.65
Hypothetical*	$1,000.00	$1,020.38	$4.66
Class I Shares
Actual	$1,000.00	$1,015.90	$3.03
Hypothetical*	$1,000.00	$1,022.00	$3.03

†	Expenses are equal to the annualized expense ratio for each class (A: 0.92%; I: 0.60%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report    23

TRUSTEES AND OFFICERS

Thornburg New York Intermediate Municipal Fund	September 30, 2016 (Unaudited)

Name, Age, Year Elected Position Held With Fund	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
INTERESTED TRUSTEES (1)(2)(4)

Garrett Thornburg, 71 Trustee since 1987, Chairman of Trustees(3)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman and controlling shareholder of Thornburg Securities Corporation (securities dealer); Chairman and CEO of Chamisa Energy, LLC; President of the Thornburg Foundation (nonprofit).	None

Brian J. McMahon, 61 Trustee since 2001, Vice Chairman of Trustees, Member of Governance & Nominating Committee & Operations Risk Oversight Committee(5)	Chief Investment Officer, Managing Director, and Portfolio Manager and, until 2016, CEO and President of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	None

INDEPENDENT TRUSTEES (1)(2)(4)

David A. Ater, 71 Trustee since 1994, Member of Audit Committee & Chairman of Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None

David D. Chase, 75 Trustee since 2000, Chairman of Audit Committee	Managing Member of CS Group, LLC, Santa Fe, NM (private investment fund – family office).	None

Sally Corning, 55 Trustee since 2012, Member of Audit Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity firm with investment programs encompassing venture capital, mezzanine debt, and growth equity).	None

Susan H. Dubin, 67 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

David L. Gardner, 53 Trustee since 2015, Member of Operations Risk Oversight Committee	Until 2012, head of EMEA (Europe, Middle East and Africa) Sales for iShares of Blackrock, Inc., EMEA Executive Committee Member and EMEA Operating Committee Member at Blackrock, Inc.	None

Owen D. Van Essen, 62 Trustee since 2004, Member of Governance & Nominating Committee & Chairman of Operations Risk Oversight Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 57 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None

24    Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg New York Intermediate Municipal Fund	September 30, 2016 (Unaudited)

Name, Age, Year Elected Position Held With Fund	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES) (1)(7)

Nimish Bhatt, 53 Treasurer since 2016(6)	Chief Financial Officer and Treasurer of Thornburg Investment Management, Inc. and Thornburg Securities Corporation since 2016; Senior Vice President (2004-2016), Chief Financial Officer (2011-2016), and Head of Fund Administration (2011-2016) of Calamos Asset Management, Inc., Calamos Investments LLC, Calamos Advisors LLC, and Calamos Wealth Management; Director of Calamos Global Funds plc (2007-2016).	Not applicable

Jason Brady, 42 President since 2016(6)	CEO and President since 2016, Vice President from 2011 to 2016, Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation since 2016.	Not applicable

Kathleen Brady, 56 Vice President since 2008	Tax Manager Fund Accounting of Thornburg Investment Management, Inc.	Not applicable

Connor Browne, 37 Vice President since 2006	Portfolio Manager, Vice President since 2013, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Tim Cunningham, 41 Vice President since 2014	Managing Director since 2011, Portfolio Manager since 2012, and Associate Portfolio Manager from 2009–2012 of Thornburg Investment Management, Inc.	Not applicable

Randy Dry, 42 Vice President since 2014	Vice President and Managing Director, Director of Institutional Group from 2014-2016, and since 2016, Chief Administrative Officer of Thornburg Investment Management, Inc.	Not applicable

Greg Dunn, 40 Vice President since 2014	Managing Director, Portfolio Manager since 2012, and Associate Portfolio Manager from 2009–2012 of Thornburg Investment Management, Inc.	Not applicable

Lon Erickson, 41 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

William V. Fries, 77 Vice President since 1995	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 45 Vice President since 2006	Vice President since 2011, Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Rolf Kelly, 37 Vice President since 2016	Portfolio Manager and Managing Director since 2013 and Associate Portfolio Manager from 2011–2013 of Thornburg Investment Management, Inc.	Not applicable

Ben Kirby, 36 Vice President since 2014	Portfolio Manager and Managing Director since 2013 and Associate Portfolio Manager from 2011–2013 of Thornburg Investment Management, Inc.	Not applicable

Jeff Klingelhofer, 41 Vice President since 2016	Portfolio Manager and Managing Director since 2015, Associate Portfolio Manager from 2012–2015, and Fixed Income Analyst from 2010–2012 of Thornburg Investment Management, Inc.	Not applicable

Rob MacDonald, 40 Vice President since 2016	Managing Director since 2015, Portfolio Manager since 2014, and Associate Portfolio Manager from 2011–2014 of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 49 Vice President since 2001	Vice President, Managing Director, and Director of Marketing of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	Not applicable

Christopher Ryon, 60 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Nicholos Venditti, 35 Vice President since 2016	Portfolio Manager and Managing Director since 2015 and Associate Portfolio Manager from 2011–2015 of Thornburg Investment Management, Inc.	Not applicable

Annual Report    25

TRUSTEES AND OFFICERS, CONTINUED

Thornburg New York Intermediate Municipal Fund	September 30, 2016 (Unaudited)

Name, Age, Year Elected Position Held With Fund	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

Vinson Walden, 46 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 45 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 42 Vice President since 2003 Secretary since 2007(6)	Managing Director, Director of Mutual Fund Operations, and Vice President of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	Not applicable

Charles Wilson, 41 Vice President since 2016	Portfolio Manager and Managing Director since 2014 and Associate Portfolio Manager from 2012–2014 of Thornburg Investment Management, Inc.; Co-Portfolio Manager of Marsico Capital Management from 2010–2012.	Not applicable

Di Zhou, 38 Vice President since 2016	Portfolio Manager and Managing Director since 2016, Associate Portfolio Manager from 2014–2016, and Equity Research Analyst from 2010–2014 of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is a separate investment “Fund” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, all the Funds of the Trust. Each Trustee oversees all the Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the sole director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	The Bylaws of the Trust currently require that each Trustee shall retire by the end of the calendar year during which the Trustee reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(5)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the chief investment officer of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Assistant vice presidents, assistant secretaries, and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

26    Annual Report

OTHER INFORMATION

Thornburg New York Intermediate Municipal Fund	September 30, 2016 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy. A description of the Policy is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg. com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the tax year ended September 30, 2016, dividends paid by the Fund of $1,815,241 (or the maximum allowed) are tax exempt dividends for federal income tax purposes. The information and the distributions reported herein may differ from the information and distributions reported to the shareholders for the calendar year ending December 31, 2016. Complete information will be reported in conjunction with your 2016 Form 1099.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg. com/download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg New York Intermediate Municipal Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 13, 2016.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in May 2016 to consider aspects of their annual evaluation of the Advisor’s service to all of the funds of Thornburg Investment Trust, to plan the annual evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The independent Trustees met again in independent session in September to consider portions of the information submitted by the Advisor. The Advisor’s president and chief investment officer subsequently reviewed portions of the information with the Trustees and addressed questions from the Trustees at a full meeting session of the Trustees scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees considered a wide range of information and did not identify any single factor as controlling, and this summary does not describe all of the factors and other matters considered by the Trustees in making their determination.

Nature, Extent and Quality of Services. The Trustees considered presentations by the Advisor at meeting sessions scheduled for consideration of a continuation of the advisory agreement, and also noted their consideration of the reports the Trustees and their committees receive throughout the year on a wide variety of topics, and consideration they had given to a number of topics in previous years. Information identified by the Trustees in their evaluation as having been considered and contributing to their conclusions included Trustees’ assessments of the Advisor’s personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing levels and measures to maintain staffing levels and improve competencies, the Advisor’s commitment to attract and retain high quality portfolio management expertise through competitive compensation levels, the Advisor’s collaborative approach to investment management, the Fund’s investment performance over different periods of time, portfolio managers’ cognizance of and strategies to address market and economic trends and conditions, the evaluation and selection of individual investments, the structuring and composition of the Fund’s portfolio, management of Fund liquidity requirements, cognizance of and efforts to achieve tax efficiency, responses to share sale and redemption activity, continuing enhancements to the Advisor’s electronic and information systems and the Advisor’s

Annual Report    27

OTHER INFORMATION, CONTINUED

Thornburg New York Intermediate Municipal Fund	September 30, 2016 (Unaudited)

engagement of outside firms to assist in improving or replacing those systems, the Advisor’s evaluation and selection of firms providing portfolio trade execution to the Fund and the Advisor’s measures to obtain favorable trade execution, the Advisor’s performance of accounting and other services, the Advisor’s continued commitment to observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, the quality and extent of written and oral reports to the Trustees over the course of the year, and other factors.

Investment Performance. The Trustees noted in their evaluation of the Fund’s investment performance the reports they had received in each regular meeting over the course of the year from the Advisor’s portfolio management personnel. The Trustees also noted in their evaluation their consideration of information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including the following items of information respecting the investment performance of the Fund: (1) the Fund’s absolute investment performance and achievement of stated objectives; (2) the Advisor’s written and oral explanations and commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions, (3) performance data for the most recent ten calendar years, comparing the Fund’s annual investment returns to a fund category selected by an independent mutual fund analyst firm, and to a broad-based securities index, (4) the Fund’s investment performance for the three-month, year-to-date, one-year, three-year, five-year and ten-year periods ending with the second quarter of the current year, comparing the Fund’s annualized returns to two mutual fund categories selected by independent mutual fund analyst firms and to a broad-based securities index, and assigning a percentage rank to the Fund’s performance for each period relative to each of the fund categories, and (5) comparative measures of correlation to equity indices, portfolio volatility, risk and return.

The Trustees noted that quarterly reports during the year and other information presented to them confirmed the Advisor’s continued conformity to the Fund’s stated investment objectives and policies.

The Trustees observed in reviewing comparative performance data for the ten most recent calendar years that the Fund’s investment return for the most recent calendar year was comparable to the return of the index and the average return for the fund category considered, that the Fund’s returns for the preceding nine calendar years were comparable to the returns of the index in six of the nine years, and that the Fund’s returns exceeded or were comparable to the average returns of the fund category in eight of nine years. Other quantitative data noted by the Trustees as having been considered in their evaluation showed that the Fund’s annualized investment returns fell in the fourth quartile of investment performance of the first of two fund categories for the three-year period ended with the second quarter of the current year, fell in the third quartile of investment performance for the one-year and five-year periods ended with the second quarter of the current year, and fell above the midpoint of performance for the fund category for the ten-year period. The data further showed that the Fund’s annualized investment returns fell near the midpoint of performance for the second fund category for the one-year and three-year periods ended with the second quarter of the current year, and fell in the second quartile of performance of the second fund category for the five-year and ten-year periods. Measures of portfolio volatility, risk and relative return considered by the Trustees demonstrated that the Fund’s performance relative to these measures continued to fulfill expectations in current conditions. The Trustees attached additional significance to the performance data of the Fund from the perspective of longer term shareholders.

Comparisons of Fee and Expense Levels. The Trustees recognized in their evaluation the clear disclosures of the Advisor’s fees and Fund expenses in the Fund’s prospectus. Information noted by the Trustees as having been considered in this context included a variety of comparative data respecting the Fund’s fee and expense levels. This information included comparisons of the Fund’s advisory fee and overall Fund expenses to median and average fees and expenses charged to a category of mutual funds selected by an independent mutual fund analyst firm, comparisons of the advisory fee and other Fund expenses to the fee levels and expenses for a representative share class of a fund peer group selected from the category by a second independent mutual fund analyst firm, the perspectives and advice from the second mutual fund analyst firm respecting comparisons of fund fee levels and expenses to fund peer groups, and other information. Comparative fee and expense data noted as having been considered by the Trustees showed that the Fund’s advisory fee was comparable to the median and average fee levels for the fund category, the level of total expense for a representative share class of the Fund was slightly higher than the median and comparable to the average expense levels for the category, and that the level of total expense for a second representative share class was comparable to the median and lower than the average expense levels for the category. Peer group data showed that the Fund’s advisory fee level was comparable to the medians of the two peer groups considered, the total expense level of one representative share class fell at the top of the range for its peer group, and that the total expense level of the second representative share class was comparable to the median of its peer group. The Trustees did not find the differences significant in view of the other factors considered.

The Trustees noted their consideration of information respecting the advisory fees charged by the Advisor to other investment management clients, including sub-advised mutual funds, together with information about fees charged by other advisors to different clients, analysis of the differences between the requirements of institutional clients and mutual funds, analysis of the differences between the requirements of a sub-advised mutual fund and a fund as to which the investment advisor is the primary advisor and sponsor, descriptions of distinguishing characteristics of the sub-advised funds served by the Advisor, and the consequently different investment management services provided to the different categories of clients and the differing contexts in which the fee levels for these arrangements are established. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and that the fee rates charged by an investment advisor to different categories

28    Annual Report

OTHER INFORMATION, CONTINUED

Thornburg New York Intermediate Municipal Fund	September 30, 2016 (Unaudited)

of clients had limited relevance to the evaluation of the fee rate charged by that advisor to mutual funds as to which it is the primary advisor and sponsor.

Costs and Profitability of Advisor. In reviewing the profitability of the Advisor’s services to the Fund the Trustees considered an analysis of the Advisor’s costs and the profitability to the Advisor of its services, together with data respecting the overall profitability of a selection of other investment management firms. The Trustees noted that a portion of the Advisor’s profits are an important element in the compensation of shareholder employees. The Trustees considered in this regard information from the Advisor respecting investment of its profits to maintain staffing levels, pay competitive levels of compensation, and add to its information retrieval and management systems to maintain or improve service levels. The Trustees also considered the contribution of the Advisor’s cost management to its profitability, and the relationship of the Advisor’s financial resources and profitability in previous years to its ability to attract necessary personnel, invest in systems and other assets required for its service to the Fund, and maintain or improve service levels for the Fund notwithstanding fluctuations in revenues and profitability. The information considered did not indicate to the Trustees that the Advisor’s profitability was excessive.

Potential Economies of Scale. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect potential economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, comparisons of the fee breakpoint structure for the Fund with breakpoint structures (or the absence of such structures) for other funds in a peer group selected by an independent mutual fund analyst firm, the effects of the breakpoint structure and other expense factors realized by certain Funds of the Trust as their asset levels had increased, and the Advisor’s expenditures from its own profits and resources to maintain staffing levels, pay competitive levels of compensation, and add to its information retrieval and management systems to maintain or improve service levels. The information provided demonstrated to the Trustees that the Fund’s advisory fee breakpoint structure is reasonable in relation to the structures observed in the other funds in its peer group, and that shareholders may be expected to benefit from any economies of scale, due to the advisory agreement’s breakpoint fee structure for the Fund and other factors.

Potential Ancillary Benefits. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees noted disclosures by the Advisor of its receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

Summary of Conclusions. The Trustees concluded that the nature, extent and quality of the Advisor’s services performed under the advisory agreement remained sufficient. The Trustees further concluded that the absolute and relative investment performance of the Fund over a range of pertinent holding periods on the whole was satisfactory in the context of its objectives and strategies, and that the Advisor had continued to actively and competently pursue the Fund’s stated investment objectives and adhere to the Fund’s investment policies.

The Trustees further concluded, based upon their consideration of the foregoing factors and other information, that the level of the advisory fee charged to the Fund by the Advisor is reasonable in relation to the services provided by the Advisor in view of the nature, extent and quality of those services, the investment performance of the Fund after fees and expenses, the clear disclosure of fees and expenses in the Fund’s prospectus, comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds, and the other factors considered.

Annual Report    29

TRUSTEES’ STATEMENT TO SHAREHOLDERS

Readopted September 12, 2016

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Trustees of Thornburg Investment Trust

30    Annual Report

THORNBURG FUNDS

Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $53 billion (as of September 30, 2016) across eight equity and 11 bond mutual funds, separate accounts for high-net-worth investors and institutional accounts, and five UCITS funds for non-U.S. investors.

The fund outlined in this report is one of many equity and fixed-income products available from Thornburg Investment Management.

Equity Funds

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg International Value Fund

•	Thornburg Better World International Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

Fixed Income Funds

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

•	Thornburg Low Duration Municipal Fund

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

Annual Report    31

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.

This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH860

2    Annual Reports

Annual Reports

Thornburg Limited Term U.S. Government Fund

Thornburg Limited Term Income Fund

Thornburg Low Duration Income Fund

September 30, 2016

Limited Term U.S. Government Fund	NASDAQ Symbols	CUSIPS
Class A	LTUSX	885-215-103
Class C	LTUCX	885-215-830
Class I	LTUIX	885-215-699
Class R3	LTURX	885-215-491
Class R4	LTUGX	885-216-747
Class R5	LTGRX	885-216-861

Limited Term Income Fund
Class A	THIFX	885-215-509
Class C	THICX	885-215-764
Class I	THIIX	885-215-681
Class R3	THIRX	885-215-483
Class R4	THRIX	885-216-762
Class R5	THRRX	885-216-853

Low Duration Income Fund
Class A	TLDAX	885-216-812
Class I	TLDIX	885-216-796

Class I, R3, R4, R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

Investments carry risks, including possible loss of principal. Portfolios investing in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Investments in mortgage backed securities (MBS) may bear additional risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Funds are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.

The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Annual Reports    3

LETTER TO SHAREHOLDERS

September 30, 2016 (Unaudited)

October 17, 2016

Dear Fellow Shareholder:

We are pleased to present the annual report for Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, and Thornburg Low Duration Income Fund for the fiscal year ended September 30, 2016. The net asset value (NAV) of a Class A share of Limited Term U.S. Government Fund decreased by one cent in the period to $13.25, and if you were invested for the entire period, you received dividends of 19.5 cents per share. If you reinvested your dividends, you received 19.7 cents per share. The NAV of a Class A share of Limited Term Income Fund increased 19 cents in the period to $13.51. If you were invested for the entire period, you received dividends of 25.3 cents per share. If you reinvested your dividends, you received 25.5 cents per share. The NAV of a Class A share of Low Duration Income Fund increased eight cents to $12.46 per share. If you were invested for the entire period, you received dividends of 11.69 cents per share. If you reinvested your dividends, you received 11.74 cents per share. Dividends per share varied for other share classes to account for class-specific expenses.

Combining income and change in price, Class A shares of Thornburg Limited Term U.S. Government Fund produced a total return of 1.41% (without sales charge) over the 12-month period. The Bloomberg Barclays Intermediate Government Bond Index produced a total return of 2.44% over the same period. The average return for the Lipper Short-Intermediate U.S. Government category was 0.98%. Class A shares of Thornburg Limited Term Income Fund produced a total return of 3.36% (without sales charge) over the year ended September 30, 2016. The Bloomberg Barclays Intermediate Government/ Credit Bond Index produced a 3.52% total return over the same time period. The average return for the Lipper Short-Intermediate Investment-Grade Debt category was 2.81%. Class A shares of Thornburg Low Duration Income Fund produced a total return of 1.60% (without sales charge) over the year ended September 30, 2016. The Bloomberg Barclays U.S. 1-3 Aggregate Bond Year Index produced a 1.33% total return over the same time period. The average return for the Lipper Short Investment-Grade Debt category was 1.91%. The indices reflect no deduction for fees, expenses, or taxes.

In late 2015, the U.S. Federal Reserve (the Fed) finally increased its target federal funds rate by 25 basis points (0.25%) and suggested it would move the target rate higher throughout 2016. However, as financial markets reacted with caution and bouts of volatility to weaker than expected and/or inconsistent U.S. and global economic data, the Fed continuously balked at increasing further such that the target fed funds range remains 0.25% to 0.50%. The recovery has not been robust, but both real U.S. gross domestic product (GDP) growth and U.S. inflation are notably positive. The economy is also near full employment, and though inflation remains below the Fed’s 2% target, unemployment has fallen to levels historically associated with a more rapid increase in wage gains. So while some monetary accommodation may still be appropriate, interest rates appear to be too low for this point in the cycle.

With the specter of higher interest rates looming, China slowdown fears mounting, and commodity prices falling, risk markets began 2016 on a one-way move lower from January 1 to February 11. Then, China suggested additional fiscal stimulus and global central banks “promised” continued monetary accommodation such that the market turmoil proved short-lived. From there, credit market strength persisted, not even Brexit could derail it. Yes, market volatility immediately spiked and risk assets sold off after the United Kingdom voted to leave the European Union on June 23. The British pound fell over 10%. The S&P 500 Index declined 5.4%. Corporate spreads increased 11 basis points. However, by the third day post-Brexit, the financial market damage was largely erased. Investors continued to gobble up yield offered by spread products—corporates, mortgage-backed securities, asset-backed securities (ABS), etc.—despite so-so economic and company fundamentals, believing global central banks are perpetually willing and able to apply liquidity liberally and, thus, protecting them from negative outcomes.

With lower compensation for risk prevailing generally, we increased the quality of the portfolios, holding more cash and buying bonds such as highly liquid, short life, senior tranches of credit card and auto loan ABS. That also includes reducing duration risk. The 10-year U.S. Treasury hit a low of 1.35% post-Brexit and ended the period at 1.60%, which is not very attractive. The term premium is significantly negative, and given prevailing inflation levels, the real rate is 0% at best. As such, in Limited Term Income Fund and Low Duration Income Fund, we’ve added some additional short maturity (0.5-year to two-year) corporate floating rate bonds and floating rate tranches of ABS. We’ve focused on high-quality securities where we’ve assessed the credit risk as low because while the securities offer interesting relative value in this market, at 1% to 1.25%, the absolute yield does not contemplate a lot of adverse scenarios (nor perhaps should it as a short-term, high-quality investment). Even in Limited Term U.S. Government Fund we have added some floating rate paper when it was available, although opportunities for this portfolio are very limited.

These investments exemplify a core principle of how we think about managing the portfolios: when our shareholders are not paid appropriately to take a risk, we don’t take it. As risk-free rates fell over the last few years, we decreased duration. As credit spreads declined, we decreased credit risk in the Funds. While this shorter duration and high-credit quality positioning hurt the Funds’ performance somewhat on a relative basis this

4    Annual Reports

LETTER TO SHAREHOLDERS, CONTINUED

September 30, 2016 (Unaudited)

year, we believe it’s appropriate for the medium/long term. We continue to focus on areas that represent value and on building portfolios we hope will be better insulated from volatility. It is through our focus on fundamentally oriented, bottom-up analysis at the security level that we are able to find compelling opportunities to continue to put capital to work. As we move further through the economic cycle, it is more important that we focus intensely on understanding each credit, its risk/return profile, and whether, how, and why it fits into each portfolio we manage.

Looking forward, we continue to see a low-growth world. Global economic data, including inflation, has been just OK. Corporate earnings have been disappointing, even declining in the U.S. for several quarters. Corporate credit metrics continue to deteriorate. Continued central bank accommodation seems to be the only major pillar on which quite lofty asset valuations rest. In May 2013, then Fed Chairman Ben Bernanke told the market that U.S. quantitative easing was coming to an end, and the result was the so-called “taper tantrum.” It’s uncertain what would happen if the European Central Bank and Bank of Japan were to pull back the reins of their quantitative easing programs while the Fed continues ahead with a rate-hike cycle, albeit a shallow one. The world, and markets, will also have to endure a U.S. election, an Italian referendum, French and German elections next year, and Brexit negotiations in the near term. The market also doesn’t seem to be concerned about inflation despite some increasing indications of price and wage pressures.

In sum, it seems to be a time to be defensive rather than offensive. As such, the Funds continue to hold significant cash and/or short, highly liquid U.S. Treasuries. We cannot predict exactly when the markets will sell off and offer us more attractive buying opportunities, but we can be ready for it and believe the Funds are well positioned.

Thank you very much for investing in the Funds.

Sincerely,

Jason Brady, CFA Portfolio Manager President, CEO, and Managing Director	Lon R. Erickson, CFA Portfolio Manager Managing Director	Jeff Klingelhofer, CFA Portfolio Manager Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

The views expressed by the portfolio managers reflect their professional opinions and are subject to change. Under no circumstances does the information contained within represent a recommendation to buy or sell any security.

Annual Reports    5

PERFORMANCE SUMMARY

September 30, 2016 (Unaudited)

Average Annual Returns

	1-Yr	3-Yr	5-Yr	10-Yr	Since Incep.
Limited Term U.S. Government Fund
A Shares (Incep: 11/16/87)
Without sales charge	1.41%	1.44%	1.04%	3.03%	5.00%
With sales charge	-0.10%	0.94%	0.74%	2.88%	4.94%
C Shares (Incep: 9/1/94)
Without sales charge	1.13%	1.14%	0.77%	2.74%	3.91%
With sales charge	0.63%	1.14%	0.77%	2.74%	3.91%
I Shares (Incep: 7/5/96)	1.83%	1.79%	1.38%	3.36%	4.40%
R3 Shares (Incep: 7/1/03)	1.34%	1.37%	0.96%	2.96%	2.61%
R4 Shares (Incep: 2/1/14)	1.33%	—	—	—	1.38%
R5 Shares (Incep: 5/1/12)	1.80%	1.77%	—	—	1.22%
Limited Term Income Fund
A Shares (Incep: 10/1/92)
Without sales charge	3.36%	2.74%	3.17%	4.53%	5.13%
With sales charge	1.83%	2.24%	2.86%	4.37%	5.06%
C Shares (Incep: 9/1/94)
Without sales charge	3.13%	2.54%	2.94%	4.28%	4.83%
With sales charge	2.63%	2.54%	2.94%	4.28%	4.83%
I Shares (Incep: 7/5/96)	3.73%	3.13%	3.55%	4.90%	5.36%
R3 Shares (Incep: 7/1/03)	3.23%	2.63%	3.07%	4.48%	3.90%
R4 Shares (Incep: 2/1/14)	3.23%	—	—	—	2.37%
R5 Shares (Incep: 5/1/12)	3.60%	2.98%	—	—	2.96%
Low Duration Income Fund
A Shares (Incep: 12/30/13)
Without sales charge	1.60%	—	—	—	1.31%
With sales charge	0.06%	—	—	—	0.75%
I Shares (Incep: 12/30/13)	1.81%	—	—	—	1.48%

30-Day Yields

(with sales charge)

Thornburg Limited Term U.S. Government Fund, A Shares
Annualized Distribution Yield	0.72%

SEC Yield	0.76%

Thornburg Limited Term Income Fund, A Shares
Annualized Distribution Yield	1.57%

SEC Yield	1.15%

Thornburg Low Duration Income Fund, A Shares
Annualized Distribution Yield	0.75%

SEC Yield	1.03%

Growth of a Hypothetical $10,000 Investment

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 1.50%. Class C shares include a 0.50% CDSC for the first year only. There is no sales charge for Class I, Class R3, Class R4, and Class R5 shares. As disclosed in the most recent prospectus, the total annual fund operating expenses are as follows: Limited Term U.S. Government Fund A shares, 0.92%; C shares, 1.21%; I shares, 0.62%; R3 shares, 1.35%; R4 shares, 1.13%; R5 shares 2.02%; Limited Term Income Fund A shares, 0.87%; C shares, 1.10%; I shares, 0.52%; R3 shares, 1.11%; R4 shares, 1.66%; R5 shares 0.67%; and Low Duration Income Fund A shares, 2.10%; I shares, 1.89%. Thornburg Investment Management and/or Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least February 1, 2017, for some of the share classes, resulting in net expense ratios of the following: For Limited Term U.S. Government Fund R3 shares, 0.99%; R4 shares, 0.99%; R5 shares, 0.67%. Limited Term Income Fund R3 shares, 0.99%; R4 shares, 0.99%. Low Duration Income Fund A shares, 0.70%; I shares, 0.50% For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus. Without the fee waivers and expense reimbursements, the Annualized Distribution yield for Low Duration Income Fund A shares would have been negative 0.07%, and the SEC yield would have been 0.21%. Unsubsidized yields may be disproportionately negative due to the size of net assets and fixed expenses.

6    Annual Reports

Glossary

September 30, 2016 (Unaudited)

Bloomberg Barclays Intermediate Government Bond Index – An unmanaged, market-weighted index generally representative of all public obligations of the U.S. Government, its agencies and instrumentalities having maturities from one up to ten years.

Bloomberg Barclays Intermediate Government/Credit Bond Index – An unmanaged, market-weighted index generally representative of intermediate government and investment-grade corporate debt securities having maturities from one up to ten years.

Bloomberg Barclays U.S. 1-3 Yr Aggregate Bond Index – Measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market with maturities between 1 and 3 years, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS.

S&P 500 Index – An unmanaged broad measure of the U.S. stock market.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Asset-backed Security (ABS) – A security whose value and income payments are derived from and collateralized (or “backed”) by a specified pool of underlying assets. The pool of assets is typically a group of small and illiquid assets that are unable to be sold individually. Pooling the assets into financial instruments allows them to be sold to general investors, a process called securitization, and allows the risk of investing in the underlying assets to be diversified because each security will represent a fraction of the total value of the diverse pool of underlying assets.

Basis Point (bp) – A unit equal to 1/100th of 1%. 1% = 100 basis points (bps).

Bond Credit Ratings (Credit Quality) – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.

Credit Spread/Quality Spread – The difference between the yields of securities with different credit qualities.

Duration – A bond’s sensitivity to interest rates. Effective duration incorporates the embedded option features, such as call provisions. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Gross Domestic Product (GDP) – A country’s income minus foreign investments: the total value of all goods and services produced within a country in a year, minus net income from investments in other countries.

Laddering – Laddering involves building a portfolio of bonds with staggered maturities so that a portion matures each year. Money that comes in from maturing bonds is typically invested in bonds with longer maturities at the far end of the portfolio.

Lipper Short-Intermediate U.S. Government Funds – Funds that invest primarily in securities issued or guaranteed by the U.S. government, its agencies, or its instrumentalities, with dollar-weighted average maturities of one to five years.

Lipper Short-Intermediate Investment-Grade Debt Funds – Funds that invest primarily in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of one to five years.

Lipper Short Investment-Grade Debt Funds – Funds that invest primarily in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of less than three years.

Quantitative Easing (QE) – An unconventional monetary policy in which a central bank purchases financial assets from the market in order to lower interest rates and increase the money supply.

Riskless (or risk-free) Interest Rate – The theoretical rate of return of an investment with zero risk. The risk-free rate represents the interest that an investor would expect from an absolutely risk-free investment over a given period of time. Though a truly risk-free asset exists only in theory, in practice most professionals and academics use short-dated government bonds, such as a three-month U.S. Treasury bill.

Term Premium – The excess yield that investors require to commit to holding a long-term bond instead of a series of shorter-term bonds.

Treasuries – U.S. Treasury securities, such as bills, notes and bonds, are negotiable debt obligations of the U.S. government. These debt obligations are backed by the “full faith and credit” of the government and issued at various schedules and maturities. Income from Treasury securities is exempt from state and local, but not federal, taxes.

Annual Reports    7

FUND SUMMARY

Thornburg Limited Term U.S. Government Fund	September 30, 2016 (Unaudited)

Objectives and Strategies

The Fund’s primary objective is to obtain as high a level of current income as is consistent, in the view of the Fund’s investment advisor, with the safety of capital. As a secondary goal, the Fund seeks to reduce changes in its share price compared to longer term portfolios.

This Fund is a laddered portfolio primarily composed of short/ intermediate debt obligations at least 80% of which are issued by the U.S. Government, its agencies, or its instrumentalities, with a dollar-weighted average maturity of normally less than five years.

Long-Term Stability of Principal

Net Asset Value History of A Shares

Key Portfolio Attributes

Number of Bonds	163

Effective Duration	2.4 Yrs

Average Maturity	3.4 Yrs

Types of Holdings

Portfolio Ladder

Percent of portfolio maturing in each year. Cash includes cash equivalents.

There is no guarantee that the Fund will meet its investment objectives.

All data is subject to change. Charts may not add up to 100% due to rounding.

8    Annual Reports

SCHEDULE OF INVESTMENTS

Thornburg Limited Term U.S. Government Fund	September 30, 2016

Issuer-Description	Principal Amount	Value
U.S. TREASURY SECURITIES — 24.82%
[a] BAMLL-DB Trust, Series 2012-OSI Class C, 5.81%, 4/13/2029	$800,000	$811,289
[a] BAMLL-DB Trust, Series 2012-OSI Class D, 6.786%, 4/13/2029	3,150,000	3,204,576
United States Treasury Notes, 4.625%, 2/15/2017	4,000,000	4,061,282
United States Treasury Notes, 0.875%, 7/15/2017	3,000,000	3,005,426
United States Treasury Notes, 0.50%, 7/31/2017	5,400,000	5,395,022
United States Treasury Notes, 2.25%, 11/30/2017	7,500,000	7,633,020
United States Treasury Notes, 2.625%, 1/31/2018	6,700,000	6,866,752
United States Treasury Notes, 0.75%, 4/30/2018	4,750,000	4,750,250
United States Treasury Notes, 1.125%, 6/15/2018	4,000,000	4,024,719
United States Treasury Notes, 3.625%, 2/15/2020	1,000,000	1,087,477
United States Treasury Notes, 1.375%, 2/29/2020	2,500,000	2,532,812
United States Treasury Notes, 1.625%, 6/30/2020	4,000,000	4,087,562
United States Treasury Notes, 0.125%, 4/15/2021	2,944,689	3,007,595
United States Treasury Notes, 2.25%, 4/30/2021	6,000,000	6,294,234
United States Treasury Notes Inflationary Index, 0.125%, 4/15/2020	3,072,733	3,132,852
United States Treasury Notes Inflationary Index, 0.625%, 7/15/2021	2,669,450	2,803,448
United States Treasury Notes Inflationary Index, 0.125%, 7/15/2022	5,232,600	5,358,503
United States Treasury Notes Inflationary Index, 0.125%, 1/15/2023	2,606,550	2,649,876
United States Treasury Notes Inflationary Index, 0.375%, 7/15/2025	8,879,763	9,178,739
United States Treasury Notes Inflationary Index, 0.625%, 1/15/2026	3,190,415	3,359,317

TOTAL U.S. TREASURY SECURITIES (Cost $81,762,357)		83,244,751

U.S. GOVERNMENT AGENCIES — 18.25%
Federal Home Loan Bank, 5.00%, 12/8/2017	3,000,000	3,152,287
Federal Home Loan Mtg Corp., 4.875%, 6/13/2018	3,000,000	3,203,586
Federal National Mtg Assoc., 1.875%, 12/28/2020	2,000,000	2,057,007
[b] HNA Group 2015 LLC, (Guaranty: Export-Import Bank of the United States), 2.291%, 6/30/2027	2,774,633	2,863,421
Mortgage-Linked Amortizing Notes, Series 2012-1 Class A10, 2.06%, 1/15/2022	492,949	501,823
New Valley Generation I, Tennessee Valley Authority, 7.299%, 3/15/2019	1,286,774	1,384,584
[c] Petroleos Mexicanos Floating Rate Note, (Guaranty: Export-Import Bank of the United States), 1.03%, 4/15/2025	3,062,500	3,019,545
[c] Petroleos Mexicanos, (Guaranty: Export-Import Bank of the United States), 1.70%, 12/20/2022	3,396,250	3,395,571
[c] Petroleos Mexicanos, (Guaranty: Export-Import Bank of the United States), 2.46%, 12/15/2025	2,375,000	2,438,971
Private Export Funding Corp., (Guaranty: Export-Import Bank of the United States), 5.45%, 9/15/2017	3,000,000	3,129,804
[c] Reliance Industries Ltd., (Guaranty: Export-Import Bank of the United States), 2.512%, 1/15/2026	3,325,000	3,422,363
[c] Reliance Industries Ltd., (Guaranty: Export-Import Bank of the United States), 2.06%, 1/15/2026	3,325,000	3,353,947
Small Business Administration Participation Certificates, Series 2001-20D Class 1, 6.35%, 4/1/2021	809,224	866,493
Small Business Administration Participation Certificates, Series 2001-20F Class 1, 6.44%, 6/1/2021	450,124	480,660
Small Business Administration Participation Certificates, Series 2002-20A Class 1, 6.14%, 1/1/2022	323,854	347,945
Small Business Administration Participation Certificates, Series 2002-20K Class 1, 5.08%, 11/1/2022	310,913	331,729
Small Business Administration Participation Certificates, Series 2005-20H Class 1, 5.11%, 8/1/2025	262,353	284,551
Small Business Administration Participation Certificates, Series 2007-20D Class 1, 5.32%, 4/1/2027	750,520	828,430
Small Business Administration Participation Certificates, Series 2007-20F Class 1, 5.71%, 6/1/2027	446,835	501,084
Small Business Administration Participation Certificates, Series 2007-20I Class 1, 5.56%, 9/1/2027	1,307,618	1,461,984
Small Business Administration Participation Certificates, Series 2007-20K Class 1, 5.51%, 11/1/2027	904,747	1,009,184
Small Business Administration Participation Certificates, Series 2008-20G Class 1, 5.87%, 7/1/2028	2,273,489	2,577,495
Small Business Administration Participation Certificates, Series 2011-20G Class 1, 3.74%, 7/1/2031	2,276,511	2,468,361
Small Business Administration Participation Certificates, Series 2011-20K Class 1, 2.87%, 11/1/2031	2,673,697	2,792,282
Small Business Administration Participation Certificates, Series 2015-20G Class 1, 2.88%, 7/1/2035	2,382,924	2,480,796
Small Business Administration Participation Certificates, Series 2015-20I Class 1, 2.82%, 9/1/2035	2,624,119	2,720,471
Ulani MSN 35940 LLC, (Guaranty: Export-Import Bank of the United States), 2.227%, 5/16/2025	3,645,833	3,708,662
Union 13 Leasing LLC, (Guaranty: Export-Import Bank of the United States), 1.87%, 6/28/2024	2,017,383	2,025,805
[c] Washington Aircraft 2 Co. Ltd. Floating Rate Note, (Guaranty: Export-Import Bank of the United States), 1.07%, 6/26/2024	4,466,336	4,404,812

TOTAL U.S. GOVERNMENT AGENCIES (Cost $59,677,465)		61,213,653

MORTGAGE BACKED — 46.34%
Federal Home Loan Mtg Corp. Multi-Family Structured Pass Through, Series KLH3 Class A Floating Rate Note, 1.222%, 11/25/2022	3,200,000	3,202,051
Federal Home Loan Mtg Corp. Whole Loan Securities, Series 2016-SC01 Class 2A, 3.50%, 7/25/2046	2,797,308	2,855,101
Federal Home Loan Mtg Corp., CMO Series 1321 Class TE, 7.00%, 8/15/2022	138,238	149,081
Federal Home Loan Mtg Corp., CMO Series 2420 Class MC, 6.00%, 2/15/2017	6,462	6,500
Federal Home Loan Mtg Corp., CMO Series 2527 Class BP, 5.00%, 11/15/2017	77,718	78,982
Federal Home Loan Mtg Corp., CMO Series 2529 Class MB, 5.00%, 11/15/2017	74,677	76,046
Federal Home Loan Mtg Corp., CMO Series 2553 Class GB, 5.00%, 1/15/2018	60,633	61,787
Federal Home Loan Mtg Corp., CMO Series 2558 Class BD, 5.00%, 1/15/2018	303,341	309,098
Federal Home Loan Mtg Corp., CMO Series 2622 Class PE, 4.50%, 5/15/2018	172,019	175,502

Annual Reports    9

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term U.S. Government Fund	September 30, 2016

Issuer-Description	Principal Amount	Value
Federal Home Loan Mtg Corp., CMO Series 2641 Class WE, 4.50%, 1/15/2033	$44,716	$45,593
Federal Home Loan Mtg Corp., CMO Series 2642 Class JE, 5.00%, 9/15/2032	39,777	39,843
Federal Home Loan Mtg Corp., CMO Series 2649 Class QH, 4.50%, 7/15/2018	90,841	93,093
Federal Home Loan Mtg Corp., CMO Series 2814 Class GB, 5.00%, 6/15/2019	24,702	25,530
Federal Home Loan Mtg Corp., CMO Series 2827 Class BU, 3.50%, 7/15/2019	332,557	338,152
Federal Home Loan Mtg Corp., CMO Series 3291 Class BY, 4.50%, 3/15/2022	790,459	822,209
Federal Home Loan Mtg Corp., CMO Series 3589 Class CA, 4.00%, 10/15/2021	36,180	36,291
Federal Home Loan Mtg Corp., CMO Series 3640 Class EL, 4.00%, 3/15/2020	519,156	534,854
Federal Home Loan Mtg Corp., CMO Series 3704 Class DC, 4.00%, 11/15/2036	549,757	590,260
Federal Home Loan Mtg Corp., CMO Series 3867 Class VA, 4.50%, 3/15/2024	1,865,186	2,050,195
Federal Home Loan Mtg Corp., CMO Series 3922 Class PQ, 2.00%, 4/15/2041	1,123,957	1,128,147
Federal Home Loan Mtg Corp., CMO Series 4050 Class MV, 3.50%, 8/15/2023	2,312,029	2,456,562
Federal Home Loan Mtg Corp., CMO Series 4097 Class TE, 1.75%, 5/15/2039	2,311,044	2,304,712
Federal Home Loan Mtg Corp., CMO Series 4105 Class FG, 0.924%, 9/15/2042	2,329,894	2,320,632
Federal Home Loan Mtg Corp., CMO Series 4120 Class TC, 1.50%, 10/15/2027	2,760,469	2,737,564
Federal Home Loan Mtg Corp., CMO Series 4120 Class UE, 2.00%, 10/15/2027	2,795,140	2,818,639
Federal Home Loan Mtg Corp., CMO Series K018 Class A1, 1.781%, 10/25/2020	1,347,373	1,355,544
Federal Home Loan Mtg Corp., CMO Series K035 Class A1, 2.615%, 3/25/2023	3,095,965	3,208,374
Federal Home Loan Mtg Corp., CMO Series K037 Class A1, 2.592%, 4/25/2023	1,695,568	1,753,121
Federal Home Loan Mtg Corp., CMO Series K038 Class A1, 2.604%, 10/25/2023	5,205,750	5,394,398
Federal Home Loan Mtg Corp., CMO Series K042 Class A1, 2.267%, 6/25/2024	2,232,953	2,287,462
Federal Home Loan Mtg Corp., CMO Series K709 Class A2, 2.086%, 3/25/2019	3,000,000	3,053,722
Federal Home Loan Mtg Corp., CMO Series K716 Class A1, 2.413%, 8/25/2047	1,599,521	1,636,628
Federal Home Loan Mtg Corp., CMO Series KF15 Class A, 1.195%, 2/25/2023	2,999,332	3,002,186
Federal Home Loan Mtg Corp., CMO Series KLH1 Class A, 1.222%, 11/25/2022	2,000,000	2,001,282
Federal Home Loan Mtg Corp., CMO Series KP02 Class A2, 2.355%, 4/25/2021	3,000,000	3,079,901
Federal Home Loan Mtg Corp., CMO Series KS03 Class A2, 2.79%, 6/25/2022	2,500,000	2,593,116
Federal Home Loan Mtg Corp., CMO Series SC02 Class 2A, 3.50%, 9/25/2045	2,257,111	2,333,176
Federal Home Loan Mtg Corp., Pool AK6768, 3.00%, 3/1/2027	2,197,239	2,309,247
Federal Home Loan Mtg Corp., Pool B14155, 3.50%, 5/1/2019	135,600	143,323
Federal Home Loan Mtg Corp., Pool D98887, 3.50%, 1/1/2032	1,253,086	1,337,914
Federal Home Loan Mtg Corp., Pool E96575, 4.50%, 6/1/2018	172,239	176,383
Federal Home Loan Mtg Corp., Pool G12079, 4.50%, 4/1/2019	224,562	231,815
Federal Home Loan Mtg Corp., Pool G12140, 4.00%, 2/1/2020	65,693	67,725
Federal Home Loan Mtg Corp., Pool G13804, 5.00%, 3/1/2025	531,829	575,946
Federal Home Loan Mtg Corp., Pool G18435, 2.50%, 5/1/2027	2,686,370	2,783,751
Federal Home Loan Mtg Corp., Pool J11371, 4.50%, 12/1/2024	536,628	577,249
Federal Home Loan Mtg Corp., Pool J13583, 3.50%, 11/1/2025	911,467	966,226
Federal Home Loan Mtg Corp., Pool J14888, 3.50%, 4/1/2026	974,750	1,031,788
Federal Home Loan Mtg Corp., Pool T61943, 3.50%, 8/1/2045	1,081,361	1,129,642
Federal Home Loan Mtg Corp., REMIC Series 4072 Class VA, 3.50%, 10/15/2023	2,022,668	2,148,166
Federal National Mtg Assoc., CMO Series 1993-32 Class H, 6.00%, 3/25/2023	17,008	18,409
Federal National Mtg Assoc., CMO Series 2003-15 Class CY, 5.00%, 3/25/2018	47,969	48,892
Federal National Mtg Assoc., CMO Series 2003-4 Class PE, 5.00%, 2/25/2018	131,553	134,253
Federal National Mtg Assoc., CMO Series 2003-9 Class DB, 5.00%, 2/25/2018	58,481	59,588
Federal National Mtg Assoc., CMO Series 2009-17 Class AH, 0.922%, 3/25/2039	451,325	400,930
Federal National Mtg Assoc., CMO Series 2009-49 Class KA, 5.00%, 2/25/2024	15,075	15,141
Federal National Mtg Assoc., CMO Series 2009-52 Class AJ, 4.00%, 7/25/2024	200,265	205,748
Federal National Mtg Assoc., CMO Series 2009-70 Class NK, 4.50%, 8/25/2019	83,283	85,076
Federal National Mtg Assoc., CMO Series 2009-78 Class A, 4.50%, 8/25/2019	127,441	130,427
Federal National Mtg Assoc., CMO Series 2011-103 Class VA, 4.00%, 12/25/2022	1,813,235	1,839,304
Federal National Mtg Assoc., CMO Series 2011-110 Class JV, 4.00%, 1/25/2023	2,030,441	2,049,702
Federal National Mtg Assoc., CMO Series 2011-118 Class V, 4.00%, 10/25/2029	396,308	398,266
Federal National Mtg Assoc., CMO Series 2011-124 Class QA, 2.00%, 12/25/2041	909,216	910,946
Federal National Mtg Assoc., CMO Series 2011-45 Class VA, 4.00%, 3/25/2024	2,556,390	2,683,039
Federal National Mtg Assoc., CMO Series 2011-63 Class MV, 3.50%, 7/25/2024	2,592,687	2,708,472
Federal National Mtg Assoc., CMO Series 2011-70 Class CA, 3.00%, 8/25/2026	4,659,175	4,708,375
Federal National Mtg Assoc., CMO Series 2011-72 Class KV, 3.50%, 11/25/2022	1,403,671	1,448,136
Federal National Mtg Assoc., CMO Series 2012-36 Class CV, 4.00%, 6/25/2023	2,589,327	2,735,093
Federal National Mtg Assoc., CMO Series 2013-81 Class FW Floating Rate Note, 0.825%, 1/25/2043	3,486,781	3,454,803
Federal National Mtg Assoc., CMO Series 2013-92 Class FA, 1.075%, 9/25/2043	2,419,767	2,421,241
Federal National Mtg Assoc., CMO Series 2015-AB5 Class A10, 3.15%, 9/25/2035	2,457,657	2,555,963
Federal National Mtg Assoc., Pool 044003, 8.00%, 6/1/2017	323	328
Federal National Mtg Assoc., Pool 076388, 9.25%, 9/1/2018	969	975
Federal National Mtg Assoc., Pool 252648, 6.50%, 5/1/2022	26,587	29,143
Federal National Mtg Assoc., Pool 342947, 7.25%, 4/1/2024	59,739	67,217
Federal National Mtg Assoc., Pool 443909, 6.50%, 9/1/2018	8,356	9,612

10    Annual Reports

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term U.S. Government Fund	September 30, 2016

Issuer-Description	Principal Amount	Value
Federal National Mtg Assoc., Pool 555207, 7.00%, 11/1/2017	$1,555	$1,611
Federal National Mtg Assoc., Pool 726308, 4.00%, 7/1/2018	106,187	109,621
Federal National Mtg Assoc., Pool 889906, 4.00%, 7/1/2023	199,788	210,834
Federal National Mtg Assoc., Pool 895572, 3.07%, 6/1/2036	271,039	287,411
Federal National Mtg Assoc., Pool 930986, 4.50%, 4/1/2019	226,312	233,536
Federal National Mtg Assoc., Pool AA2870, 4.00%, 3/1/2024	521,325	552,222
Federal National Mtg Assoc., Pool AB7997, 2.50%, 2/1/2023	969,001	1,003,976
Federal National Mtg Assoc., Pool AB8447, 2.50%, 2/1/2028	2,211,546	2,292,406
Federal National Mtg Assoc., Pool AD8191, 4.00%, 9/1/2025	844,477	898,181
Federal National Mtg Assoc., Pool AJ1752, 3.50%, 9/1/2026	2,354,287	2,498,395
Federal National Mtg Assoc., Pool AK6518, 3.00%, 3/1/2027	2,173,548	2,296,914
Federal National Mtg Assoc., Pool AU2669, 2.50%, 10/1/2028	2,215,245	2,302,470
Federal National Mtg Assoc., Pool MA0045, 4.00%, 4/1/2019	156,369	161,427
Federal National Mtg Assoc., Pool MA0071, 4.50%, 5/1/2019	123,228	127,162
Federal National Mtg Assoc., Pool MA0125, 4.50%, 7/1/2019	101,638	104,974
Federal National Mtg Assoc., Pool MA0380, 4.00%, 4/1/2020	271,623	280,408
Federal National Mtg Assoc., Pool MA1582, 3.50%, 9/1/2043	4,957,243	5,285,079
Federal National Mtg Assoc., Pool MA1585, 2.00%, 9/1/2023	2,313,021	2,351,421
Federal National Mtg Assoc., Pool MA1625, 3.00%, 10/1/2023	2,556,308	2,684,223
Federal National Mtg Assoc., Pool MA2322, 2.50%, 7/1/2025	1,979,940	2,051,404
Federal National Mtg Assoc., Pool MA2353, 3.00%, 8/1/2035	2,926,573	3,072,444
Federal National Mtg Assoc., Pool MA2480, 4.00%, 12/1/2035	3,200,029	3,478,032
Federal National Mtg Assoc., Pool MA2499, 2.50%, 1/1/2026	3,224,334	3,340,713
Government National Mtg Assoc., CMO Series 2010-160 Class VY, 4.50%, 1/20/2022	540,856	580,319
Government National Mtg Assoc., Pool 003550, 5.00%, 5/20/2019	114,565	119,099
Government National Mtg Assoc., Pool 714631, 5.691%, 10/20/2059	400,531	413,390
Government National Mtg Assoc., Pool 721652, 5.044%, 5/20/2061	3,112,987	3,258,090
Government National Mtg Assoc., Pool 751388, 5.307%, 1/20/2061	2,205,065	2,364,448
Government National Mtg Assoc., Pool 751392, 5.00%, 2/20/2061	4,673,971	5,187,736
Government National Mtg Assoc., Pool 757313, 4.307%, 12/20/2060	3,155,941	3,245,568
Government National Mtg Assoc., Pool 894205, 2.00%, 8/20/2039	365,780	376,287
Government National Mtg Assoc., Pool MA0100, 2.50%, 5/20/2042	1,436,767	1,472,909
Government National Mtg Assoc., Pool MA0907, 2.00%, 4/20/2028	3,184,862	3,230,022

TOTAL MORTGAGE BACKED (Cost $153,817,074)		155,426,320

SHORT TERM INVESTMENTS — 7.52%
Bank of New York Tri-Party Repurchase Agreement 0.40% dated 9/30/2016 due 10/3/2016, repurchase price $15,000,500 collateralized by 15 U.S. Government debt securities, having an average coupon of 1.63%, a minimum credit rating of BBB-, maturity dates from 2/25/2024 to 2/20/2042, and having an aggregate market value of $15,285,899 at 9/30/2016	15,000,000	15,000,000
Federal Home Loan Discount Note, 0.23%, 10/12/2016	1,700,000	1,699,881
Federal Home Loan Discount Note, 0.21%, 10/25/2016	1,000,000	999,860
Federal Home Loan Discount Note, 0.22%, 10/28/2016	2,500,000	2,499,587
United States Treasury Bill, 0.236%, 10/6/2016	2,500,000	2,499,918
United States Treasury Bill, 0.207%, 10/13/2016	2,500,000	2,499,820

TOTAL SHORT TERM INVESTMENTS (Cost $25,199,066)		25,199,066

TOTAL INVESTMENTS — 96.93% (Cost $320,455,962)		$325,083,790
OTHER ASSETS LESS LIABILITIES — 3.07%		10,299,519

NET ASSETS — 100.00%		$335,383,309

Footnote Legend

a	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2016, the aggregate value of these securities in the Fund’s portfolio was $4,015,865, representing 1.2% of the Fund’s net assets.
b	Security currently fair valued by the Valuation and Pricing Committee using procedures approved by the Trustees’ Audit Committee.
c	Yankee bond denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

CMO	Collateralized Mortgage Obligation
Mtg	Mortgage

REMIC	Real Estate Mortgage Investment Conduit
VA	Veterans Affairs

See notes to financial statements.

Annual Reports    11

Fund Summary

Thornburg Limited Term Income Fund	September 30, 2016 (Unaudited)

Objectives and Strategies

The Fund’s primary objective is to obtain as high a level of current income as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital. As a secondary goal, the Fund seeks to reduce changes in its share price compared to longer term portfolios.

This Fund is a laddered portfolio primarily composed of short/ intermediate debt obligations which are investment grade or judged by the advisor to be of equivalent quality, with a dollar-weighted average maturity of normally less than five years.

Long-Term Stability of Principal

Net Asset Value History of A Shares

Key Portfolio Attributes

Number of Bonds	584

Effective Duration	2.4 Yrs

Average Maturity	3.2 Yrs

Security Credit Ratings

Credit quality ratings for Thornburg’s global fixed income portfolios used ratings from Moody’s Investors Service. Where Moody’s ratings are not available, we have used Standard & Poor’s ratings. Where neither rating is available, we have used ratings from other NRSROs. U.S.-backed securities are included in AAA.

Portfolio Ladder

Percent of portfolio maturing in each year. Cash includes cash equivalents.

There is no guarantee that the Fund will meet its investment objectives.

All data is subject to change. Charts may not add up to 100% due to rounding.

12    Annual Reports

SCHEDULE OF INVESTMENTS

Thornburg Limited Term Income Fund	September 30, 2016

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
U.S. TREASURY SECURITIES — 2.17%
United States Treasury Notes, 3.00% due 2/28/2017	NR/Aaa	$2,000,000	$2,020,589
United States Treasury Notes, 0.875% due 6/15/2017	NR/Aaa	14,900,000	14,927,821
United States Treasury Notes, 0.875% due 7/15/2017	NR/Aaa	36,500,000	36,566,014
United States Treasury Notes, 0.75% due 4/30/2018	NR/Aaa	6,875,000	6,875,362
United States Treasury Notes, 1.625% due 3/31/2019	NR/Aaa	15,000,000	15,286,054
United States Treasury Notes, 1.50% due 5/31/2019	NR/Aaa	10,000,000	10,167,188
United States Treasury Notes Inflationary Index, 0.125% due 4/15/2020	NR/Aaa	17,016,160	17,349,088

TOTAL U.S. TREASURY SECURITIES (Cost $102,156,808)			103,192,116

U.S. GOVERNMENT AGENCIES — 5.14%
Alex Alpha, LLC, (Guaranty: Export-Import Bank of the United States), 1.617% due 8/15/2024	NR/NR	3,478,261	3,458,139
Altitude Investments 12, LLC, (Guaranty: Export-Import Bank of the United States), 2.454% due 12/9/2025	NR/NR	5,575,153	5,723,882
[a] CoBank, ACB Floating Rate Note, (Federal Farm Credit Banks), 1.45% due 6/15/2022	A-/NR	27,800,000	26,371,525
[b] Durrah MSN 35603, (Guaranty: Export-Import Bank of the United States), 1.684% due 1/22/2025	NR/NR	10,899,760	10,847,158
DY8 Leasing, LLC, (Guaranty: Export-Import Bank of the United States), 2.627% due 4/29/2026	NR/NR	4,164,063	4,308,668
Export Leasing (2009), LLC, (Guaranty: Export-Import Bank of the United States), 1.859% due 8/28/2021	NR/NR	4,528,654	4,550,898
[b] Gate Capital Cayman One Ltd., (Guaranty: Export-Import Bank of the United States), 1.839% due 3/27/2021	NR/NR	7,407,064	7,441,211
Helios Leasing I, LLC, (Guaranty: Export-Import Bank of the United States), 1.562% due 9/28/2024	NR/NR	4,130,189	4,090,605
[b] Micron Semiconductor Ltd., (Guaranty: Export-Import Bank of the United States), 1.258% due 1/15/2019	NR/NR	2,150,000	2,140,890
Mortgage-Linked Amortizing Notes, Series 2012-1 Class A10, 2.06% due 1/15/2022	AA+/NR	677,805	690,007
[b] MSN 41079 and 41084 Ltd., (Guaranty: Export-Import Bank of the United States), 1.717% due 7/13/2024	NR/NR	8,291,421	8,273,113
[b] Petroleos Mexicanos Floating Rate Note, (Guaranty: Export-Import Bank of the United States), 1.03% due 4/15/2025	NR/NR	9,065,000	8,937,854
[b] Petroleos Mexicanos, (Guaranty: Export-Import Bank of the United States), 1.70% due 12/20/2022	NR/NR	6,760,000	6,758,648
[b] Petroleos Mexicanos, (Guaranty: Export-Import Bank of the United States), 2.46% due 12/15/2025	NR/NR	7,125,000	7,316,912
Private Export Funding Corp., (Guaranty: Export-Import Bank of the United States), 5.45% due 9/15/2017	NR/Aaa	3,000,000	3,129,804
Private Export Funding Corp., (Guaranty: Export-Import Bank of the United States), 3.55% due 1/15/2024	NR/Aaa	10,000,000	11,098,040
[b] Reliance Industries Ltd., (Guaranty: Export-Import Bank of the United States), 2.512% due 1/15/2026	NR/NR	6,175,000	6,355,816
[b] Reliance Industries Ltd., (Guaranty: Export-Import Bank of the United States), 2.06% due 1/15/2026	NR/NR	1,425,000	1,437,406
Sandalwood 2013, LLC, (Guaranty: Export-Import Bank of the United States), 2.821% due 2/12/2026	NR/NR	5,706,785	5,957,119
Santa Rosa Leasing, LLC, (Guaranty: Export-Import Bank of the United States), 1.693% due 8/15/2024	NR/NR	4,112,334	4,100,359
Santa Rosa Leasing, LLC, (Guaranty: Export-Import Bank of the United States), 1.472% due 11/3/2024	NR/NR	11,328,064	11,183,359
Small Business Administration Participation Certificates, Series 2001-20J Class 1, 5.76% due 10/1/2021	NR/NR	234,096	249,381
Small Business Administration Participation Certificates, Series 2008-20D Class 1, 5.37% due 4/1/2028	NR/NR	1,272,602	1,416,834
Small Business Administration Participation Certificates, Series 2009-20E Class 1, 4.43% due 5/1/2029	NR/NR	1,151,570	1,257,693
Small Business Administration Participation Certificates, Series 2009-20K Class 1, 4.09% due 11/1/2029	NR/NR	6,581,928	7,116,813
Small Business Administration Participation Certificates, Series 2011-20E Class 1, 3.79% due 5/1/2031	NR/NR	8,633,948	9,361,832
Small Business Administration Participation Certificates, Series 2011-20F Class 1, 3.67% due 6/1/2031	NR/NR	1,416,757	1,536,189
Small Business Administration Participation Certificates, Series 2011-20G Class 1, 3.74% due 7/1/2031	NR/NR	9,106,042	9,873,443
Small Business Administration Participation Certificates, Series 2011-20I Class 1, 2.85% due 9/1/2031	NR/NR	12,256,303	12,786,405
Small Business Administration Participation Certificates, Series 2011-20K Class 1, 2.87% due 11/1/2031	NR/NR	10,407,364	10,868,959
Small Business Administration Participation Certificates, Series 2012-20D Class 1, 2.67% due 4/1/2032	NR/NR	10,308,306	10,647,767
Small Business Administration Participation Certificates, Series 2012-20J Class 1, 2.18% due 10/1/2032	NR/NR	8,221,354	8,317,699
Small Business Administration Participation Certificates, Series 2012-20K Class 1, 2.09% due 11/1/2032	NR/NR	4,984,057	5,037,241
[a,c] U.S. Department of Transportation, 6.001% due 12/7/2021	NR/NR	3,000,000	3,540,000
Union 13 Leasing, LLC, (Guaranty: Export-Import Bank of the United States), 1.682% due 12/19/2024	NR/NR	10,618,031	10,562,658
[b] Washington Aircraft 2 Co. Ltd. Floating Rate Note, (Guaranty: Export-Import Bank of the United States), 1.287% due 6/26/2024	NR/NR	7,896,754	7,787,976

TOTAL U.S. GOVERNMENT AGENCIES (Cost $242,134,986)			244,532,303

OTHER GOVERNMENT — 1.56%
[a,b] Carpintero Finance Ltd., (Guaranty: Export Credits Guarantee Department of the United Kingdom), 2.004% due 9/18/2024	NR/NR	7,947,188	8,014,548
[a,b] Carpintero Finance Ltd., (Guaranty: Export Credits Guarantee Department of the United Kingdom), 2.581% due 11/11/2024	NR/NR	11,220,132	11,577,449
[a,b] Government of Bermuda, 5.603% due 7/20/2020	A+/A2	3,000,000	3,378,750
[a,b] Government of Bermuda, 4.138% due 1/3/2023	A+/A2	4,000,000	4,282,340
[a,b] Khadrawy Ltd., (Guaranty: Export Credit Guarantee Department of the United Kingdom), 2.471% due 3/31/2025	NR/NR	5,363,429	5,417,064
[a,b] Korea National Oil Corp., 4.00% due 10/27/2016	AA/Aa2	2,000,000	2,003,440
[a,b] Korea National Oil Corp., 2.75% due 1/23/2019	AA/Aa2	5,000,000	5,122,700
[b] North American Development Bank, 4.375% due 2/11/2020	NR/Aa1	15,500,000	16,908,485
[a,b] Seven and Seven Ltd. Floating Rate Note, (Guaranty: Export-Import Bank of Korea), 2.235% due 9/11/2019	NR/NR	13,380,000	13,337,465
[a,b] State of Qatar, 3.125% due 1/20/2017	AA/Aa2	4,000,000	4,016,000

TOTAL OTHER GOVERNMENT (Cost $72,466,579)			74,058,241

Annual Reports    13

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2016

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
MORTGAGE BACKED — 3.96%
Federal Home Loan Mtg Corp. Multi-Family Structured Pass Through, Series KLH3 Class A Floating Rate Note, 1.222% due 11/25/2022	NR/NR	$18,800,000	$18,812,049
Federal Home Loan Mtg Corp. Whole Loan Securities, Series 2016-SC01 Class 2A, 3.50% due 7/25/2046	NR/NR	10,723,014	10,944,555
Federal Home Loan Mtg Corp., CMO Interest Only Series K008 Class X1, 1.781% due 6/25/2020	NR/NR	35,786,413	1,599,742
Federal Home Loan Mtg Corp., CMO Interest Only Series K710 Class X1, 1.892% due 5/25/2019	NR/NR	46,730,455	1,759,028
Federal Home Loan Mtg Corp., CMO Series 2528 Class HN, 5.00% due 11/15/2017	NR/NR	43,863	44,616
Federal Home Loan Mtg Corp., CMO Series 2627 Class GY, 4.50% due 6/15/2018	NR/NR	344,121	351,304
Federal Home Loan Mtg Corp., CMO Series 2628 Class AB, 4.50% due 6/15/2018	NR/NR	85,605	87,386
Federal Home Loan Mtg Corp., CMO Series 2682 Class JG, 4.50% due 10/15/2023	NR/NR	727,830	765,216
Federal Home Loan Mtg Corp., CMO Series 2814 Class GB, 5.00% due 6/15/2019	NR/NR	24,702	25,530
Federal Home Loan Mtg Corp., CMO Series 2827 Class BU, 3.50% due 7/15/2019	NR/NR	399,068	405,783
Federal Home Loan Mtg Corp., CMO Series 3195 Class PD, 6.50% due 7/15/2036	NR/NR	1,094,177	1,224,262
Federal Home Loan Mtg Corp., CMO Series 3291 Class BY, 4.50% due 3/15/2022	NR/NR	1,053,946	1,096,279
Federal Home Loan Mtg Corp., CMO Series 3504 Class PC, 4.00% due 1/15/2039	NR/NR	95,810	99,502
Federal Home Loan Mtg Corp., CMO Series 3589 Class CA, 4.00% due 10/15/2021	NR/NR	54,269	54,436
Federal Home Loan Mtg Corp., CMO Series 3919 Class VB, 4.00% due 8/15/2024	NR/NR	4,028,531	4,388,296
Federal Home Loan Mtg Corp., CMO Series 3922 Class PQ, 2.00% due 4/15/2041	NR/NR	1,685,935	1,692,220
Federal Home Loan Mtg Corp., CMO Series 4050 Class MV, 3.50% due 8/15/2023	NR/NR	2,641,565	2,806,698
Federal Home Loan Mtg Corp., CMO Series 4079 Class WV, 3.50% due 3/15/2027	NR/NR	2,904,045	3,098,906
Federal Home Loan Mtg Corp., CMO Series 4097 Class TE, 1.75% due 5/15/2039	NR/NR	6,933,131	6,914,136
Federal Home Loan Mtg Corp., CMO Series 4120 Class TC, 1.50% due 10/15/2027	NR/NR	3,584,493	3,554,750
Federal Home Loan Mtg Corp., CMO Series K038 Class A1, 2.604% due 10/25/2023	NR/NR	12,146,751	12,586,929
Federal Home Loan Mtg Corp., CMO Series K039 Class A1, 2.683% due 12/25/2023	NR/NR	6,136,011	6,381,874
Federal Home Loan Mtg Corp., CMO Series K716 Class A1, 2.413% due 8/25/2047	NR/Aaa	4,918,527	5,032,631
Federal Home Loan Mtg Corp., Multi-Family Structured Pass Through, Series K710 Class A2, 1.883% due 5/25/2019	NR/NR	7,605,000	7,711,721
Federal Home Loan Mtg Corp., Pool D98887, 3.50% due 1/1/2032	NR/NR	4,194,700	4,478,662
Federal Home Loan Mtg Corp., Pool J17504, 3.00% due 12/1/2026	NR/NR	2,187,376	2,308,366
Federal Home Loan Mtg Corp., REMIC Series 3838 Class GV, 4.00% due 3/15/2024	NR/NR	7,816,402	8,453,716
Federal Home Loan Mtg Corp., REMIC Series 4072 Class VA, 3.50% due 10/15/2023	NR/NR	2,035,359	2,161,644
Federal National Mtg Assoc., CMO Series 2003-4 Class PE, 5.00% due 2/25/2018	NR/NR	132,569	135,290
Federal National Mtg Assoc., CMO Series 2003-74 Class KN, 4.50% due 8/25/2018	NR/NR	62,268	63,321
Federal National Mtg Assoc., CMO Series 2005-48 Class AR, 5.50% due 2/25/2035	NR/NR	255,885	268,447
Federal National Mtg Assoc., CMO Series 2007-42 Class PA, 5.50% due 4/25/2037	NR/NR	391,360	419,018
Federal National Mtg Assoc., CMO Series 2009-17 Class AH, 0.922% due 3/25/2039	NR/NR	752,209	668,217
Federal National Mtg Assoc., CMO Series 2009-49 Class KA, 5.00% due 2/25/2024	NR/NR	35,175	35,328
Federal National Mtg Assoc., CMO Series 2009-5 Class A, 4.50% due 12/25/2023	NR/NR	408,684	417,380
Federal National Mtg Assoc., CMO Series 2009-52 Class AJ, 4.00% due 7/25/2024	NR/NR	333,775	342,914
Federal National Mtg Assoc., CMO Series 2009-70 Class NK, 4.50% due 8/25/2019	NR/NR	208,208	212,689
Federal National Mtg Assoc., CMO Series 2011-103 Class VA, 4.00% due 12/25/2022	NR/NR	1,796,312	1,822,137
Federal National Mtg Assoc., CMO Series 2011-15 Class VA, 4.00% due 4/25/2022	NR/NR	1,101,471	1,140,197
Federal National Mtg Assoc., CMO Series 2012-129 Class LA, 3.50% due 12/25/2042	NR/NR	9,418,921	9,872,107
Federal National Mtg Assoc., CMO Series 2012-36 Class CV, 4.00% due 6/25/2023	NR/NR	2,362,114	2,495,089
Federal National Mtg Assoc., CMO Series 2013-81 Class FW Floating Rate Note, 0.825% due 1/25/2043	NR/NR	12,669,109	12,552,917
Federal National Mtg Assoc., Pool 357384, 4.50% due 5/1/2018	NR/NR	43,856	44,911
Federal National Mtg Assoc., Pool 897936, 5.50% due 8/1/2021	NR/NR	467,476	500,386
Federal National Mtg Assoc., Pool AB7997, 2.50% due 2/1/2023	NR/NR	5,275,445	5,465,855
Federal National Mtg Assoc., Pool AK6518, 3.00% due 3/1/2027	NR/NR	3,031,823	3,203,903
Federal National Mtg Assoc., Pool MA1278, 2.50% due 12/1/2022	NR/NR	6,970,164	7,221,743
Federal National Mtg Assoc., Pool MA1585, 2.00% due 9/1/2023	NR/NR	8,760,567	8,906,007
Federal National Mtg Assoc., Pool MA1691, 3.00% due 12/1/2023	NR/NR	7,673,833	8,057,825
Government National Mtg Assoc., CMO Series 2009-68 Class DP, 4.50% due 11/16/2038	NR/NR	404,587	430,142
Government National Mtg Assoc., Pool 714631, 5.691% due 10/20/2059	NR/NR	1,081,434	1,116,153
Government National Mtg Assoc., Pool 721652, 5.044% due 5/20/2061	NR/NR	4,538,594	4,750,147
Government National Mtg Assoc., Pool 731491, 5.156% due 12/20/2060	NR/NR	2,657,023	2,846,552
Government National Mtg Assoc., Pool 751388, 5.307% due 1/20/2061	NR/NR	3,465,102	3,715,560
Government National Mtg Assoc., Pool 783299, 4.50% due 2/15/2022	NR/NR	1,169,111	1,204,272
Government National Mtg Assoc., Pool 827148, 2.00% due 2/20/2024	NR/NR	18,915	19,280
Government National Mtg Assoc., Pool MA0100, 2.50% due 5/20/2042	NR/NR	1,451,280	1,487,787

TOTAL MORTGAGE BACKED (Cost $186,722,340)			188,255,811

ASSET BACKED SECURITIES — 23.53%
ADVANCE RECEIVABLES — 0.29%
[a] SPS Servicer Advance Receivables Trust, Series 2015-T3 Class AT3, 2.92% due 7/15/2047	NR/NR	13,875,000	13,906,885

			13,906,885

14    Annual Reports

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2016

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
AUTO RECEIVABLES — 3.88%
[a] Avis Budget Rental Car Funding AESOP, LLC, Series 2012-3A Class A, 2.10% due 3/20/2019	NR/Aaa	$10,200,000	$10,213,318
[a] Avis Budget Rental Car Funding AESOP, LLC, Series 2015-2A Class A, 2.63% due 12/20/2021	NR/Aaa	6,000,000	6,081,542
Capital Auto Receivables Asset Trust, Series 2016-3 Class A2A, 1.36% due 4/22/2019	AAA/Aaa	3,625,000	3,625,188
[a] Chesapeake Funding II, LLC, Series 2016-1A Class A1, 2.11% due 3/15/2028	NR/Aaa	13,800,000	13,823,387
[a] Chrysler Capital Auto Receivables Trust, Series 2013-BA Class A4, 1.27% due 3/15/2019	AAA/Aaa	11,521,350	11,529,563
[a] Drive Auto Receivables Trust, Series 2016-BA Class A2, 1.38% due 8/15/2018	AAA/Aaa	12,390,192	12,386,366
[a] Exeter Automobile Receivables Trust, Series 2015-1A Class B, 2.84% due 3/16/2020	A/NR	14,250,000	14,145,553
Ford Credit Auto Owner Trust, Series 2013-C Class A4, 1.25% due 10/15/2018	AAA/NR	1,157,609	1,158,257
[a] Ford Credit Auto Owner Trust, Series 2014-2 Class A, 2.31% due 4/15/2026	NR/Aaa	18,000,000	18,448,537
[a] Ford Credit Auto Owner Trust, Series 2015-1 Class A, 2.12% due 7/15/2026	AAA/NR	9,900,000	10,055,988
[a] Foursight Capital Automobile Receivables Trust, Series 2016-1 Class A2, 2.87% due 10/15/2021	A/NR	4,900,000	4,883,784
[a] GM Financial Automobile Leasing Trust, Series 2014-2A Class A4, 1.62% due 2/20/2018	NR/Aaa	13,400,000	13,439,736
[a] Hertz Vehicle Financing, LLC, Series 2013-1A Class A2, 1.83% due 8/25/2019	NR/Aaa	10,275,000	10,247,254
[a] Hertz Vehicle Financing, LLC, Series 2015-2A Class A, 2.02% due 9/25/2019	NR/Aaa	15,000,000	14,971,149
Nissan Auto Receivables Owner Trust, Series 2016-B Class A2B Floating Rate Note, 0.824% due 4/15/2019	NR/Aaa	11,900,000	11,913,607
[a] OSCAR US Funding Trust, Series 2014-1A Class A3, 1.72% due 4/15/2019	AA+/Aaa	8,284,023	8,217,602
[a] OSCAR US Funding Trust, Series 2015-1A Class A2A, 1.30% due 2/15/2018	AA+/Aaa	3,268,575	3,261,744
[a,c] OSCAR US Funding Trust, Series 2016-2A Class A3, 2.73% due 12/15/2020	AAA/Aaa	7,430,000	7,429,361
World Omni Auto Receivables Trust, Series 2014-B Class A4, 1.68% due 12/15/2020	AAA/NR	8,400,000	8,462,079

			184,294,015

COMMERCIAL MTG TRUST — 4.43%
[a] BAMLL-DB Trust, Series 2012-OSI Class A2FX, 3.352% due 4/13/2029	NR/Aaa	41,300,776	41,519,331
[a] Barclays Commercial Mortgage Securities, LLC, Series 2015-STP Class A, 3.323% due 9/10/2028	AAA/NR	5,900,000	6,089,358
[a] Bayview Commercial Asset Trust, Series 2004-3 Class A2 Floating Rate Note, 0.945% due 1/25/2035	NR/Aa2	2,885,598	2,581,614
[a] BHMS Mtg Trust, Series 2014-ATLS Class AFL Floating Rate Note, 2.023% due 7/5/2033	NR/NR	10,000,000	9,981,678
[a] CFCRE Commercial Mtg Trust, Series 2011-C1 Class A4, 4.961% due 4/15/2044	NR/Aaa	11,877,000	13,038,343
Citigroup Commercial Mortgage Trust, Series 2004-HYB2 Class B1, 2.951% due 3/25/2034	CCC/Caa2	209,538	171,632
COMM Mortgage Trust, Series 2016-DC2 Class A1, 1.82% due 2/10/2049	NR/Aaa	23,143,479	23,403,840
[a] DBUBS Mortgage Trust CMO, Series 2011-LC1A Class A1, 3.742% due 11/10/2046	NR/Aaa	66,419	66,936
[a] DBUBS Mortgage Trust CMO, Series 2011-LC2A Class A1FL, 1.869% due 7/12/2044	NR/Aaa	4,514,795	4,544,230
Deutsche Bank Commercial Mortgage Trust, Series 2016-C1 Class A1, 1.676% due 5/10/2049	NR/Aaa	5,930,042	5,971,352
[a] FREMF Mortgage Trust, Series 2013-KF02 Class B Floating Rate Note, 3.522% due 12/25/2045	NR/Baa3	1,269,891	1,289,777
[a] GAHR Commercial Mortgage Trust, Series 2015-NRF Class BFX, 3.495% due 12/15/2034	AA-/NR	24,880,000	25,730,090
[a] Hilton USA Trust, Series 2013-HLT Class BFX, 3.367% due 11/5/2030	AA-/Aaa	18,500,000	18,513,372
[a] JPMorgan Chase Commercial Mortgage, Series 2014-BXH Class A Floating Rate Note, 1.424% due 4/15/2027	AAA/NR	19,900,000	19,464,875
[a] Madison Avenue Trust, Series 2015-11MD Class A, 3.673% due 9/10/2035	AAA/NR	12,000,000	12,999,078
[a] Morgan Stanley Re-REMIC Trust, Series 2009-GG10 Class A4A, 5.988% due 8/12/2045	NR/Aaa	5,859,187	5,923,431
[a] Wells Fargo Commercial Mtg Trust, Series 2013-120B Class A, 2.80% due 3/18/2028	AAA/NR	15,000,000	15,110,659
WFRBS Commercial Mortgage Trust, Series 2014-C22 Class A1, 1.479% due 9/15/2057	NR/Aaa	4,210,143	4,196,619

			210,596,215

CREDIT CARD — 2.84%
Barclays Dryrock Issuance Trust, Series 2015-4 Class A, 1.72% due 8/16/2021	AAA/NR	13,630,000	13,720,561
Barclays Dryrock Issuance Trust, Series 2016-1 Class A, 1.52% due 5/16/2022	AAA/NR	10,365,000	10,407,671
Cabela’s Master Credit Card Trust, Series 2015-1A Class A2 Floating Rate Note, 1.064% due 3/15/2023	AAA/NR	15,665,000	15,589,996
Cabela’s Master Credit Card Trust, Series 2016-1 Class A2 Floating Rate Note, 1.374% due 6/15/2022	AAA/NR	15,000,000	15,173,316
Capital One Multi-Asset Execution Trust, Series 2016-A1 Class A1 Floating Rate Note, 0.974% due 2/15/2022	AAA/NR	39,050,000	39,287,498
Synchrony Credit Card Master Note Trust, Series 2014-1 Class A, 1.61% due 11/15/2020	AAA/Aaa	14,613,000	14,684,098
Synchrony Credit Card Master Note Trust, Series 2015-2 Class A, 1.60% due 4/15/2021	AAA/NR	7,400,000	7,435,465
Synchrony Credit Card Master Note Trust, Series 2016-1 Class A, 2.04% due 3/15/2022	NR/Aaa	8,400,000	8,514,097
[a,b] Turquoise Card Backed Securities plc, Series 2012-1A Class A Floating Rate Note, 1.324% due 6/17/2019	NR/Aaa	10,000,000	10,012,610

			134,825,312

OTHER ASSET BACKED — 9.31%
[a] 321 Henderson Receivables, LLC, Series 2014-1A Class A, 3.96% due 3/15/2063	NR/Aaa	17,249,432	17,765,915
[a] Alterna Funding I, LLC, Series 2014-1A, 1.639% due 2/15/2021	NR/NR	2,586,481	2,521,819
Appalachian Consumer Rate Relief Funding, LLC, Series 2013-1 Class A1, 2.008% due 2/1/2024	AAA/Aaa	11,101,984	11,277,002
[a] Ascentium Equipment Receivables, LLC, Series 2015-1A Class B, 2.26% due 6/10/2021	NR/Aaa	5,920,000	5,942,395
[a] BCC Funding Corp., Series 2016-1 Class A1, 1.10% due 9/20/2017	NR/NR	26,630,000	26,630,250
[a] CLI Funding V, LLC, Series 2014-2A Class A, 3.38% due 10/18/2029	A/NR	8,074,930	7,726,209
[a,b] Cronos Containers Program Ltd., Series 2013-1A Class A, 3.08% due 4/18/2028	A+/NR	6,583,333	6,399,308
[a] Dell Equipment Finance Trust, Series 2015-2 Class A3, 1.72% due 9/22/2020	AAA/Aaa	9,875,000	9,906,811
[a] Dell Equipment Finance Trust, Series 2016-1 Class A3, 1.65% due 7/22/2021	AAA/Aaa	6,800,000	6,782,731
[a] Diamond Resorts Owner Trust, Series 2014-1 Class A, 2.54% due 5/20/2027	A+/NR	19,396,723	19,412,514
[a] Dominos Pizza Master Issuer, LLC, Series 2012-1A Class A2, 5.216% due 1/25/2042	BBB+/Baa1	17,905,968	18,387,643

Annual Reports    15

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2016

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Entergy New Orleans Storm Recovery Funding I, LLC, Series 2015-1 Class A, 2.67% due 6/1/2027	AAA/Aa1	$14,089,850	$14,625,196
[a] Fairway Outdoor Funding, LLC, Series 2012-1A Class A2, 4.212% due 10/15/2042	NR/NR	6,224,096	6,314,091
GE Dealer Floorplan Master Note Trust, Series 2012-2 Class A Floating Rate Note, 1.282% due 4/22/2019	NR/Aaa	14,900,000	14,929,450
[a] GTP Acquisition Partners I, LLC, Series 2015-1 Class A, 2.35% due 6/15/2045	NR/Aaa	9,900,000	9,861,390
Harley-Davidson Motorcycle Trust, Series 2015-2 Class A4, 1.66% due 12/15/2022	AAA/Aaa	22,544,000	22,681,117
[a] HERO Funding Trust, Series 2015-1A Class A, 3.84% due 9/21/2040	NR/NR	15,570,642	15,477,389
[a] Hertz Fleet Lease Funding LP, Series 2016-1 Class A1 Floating Rate Note, 1.618% due 4/10/2030	NR/Aaa	19,800,000	19,846,304
[a] Navistar Financial Dealer Note Master Owner Trust II, Series 2014-1 Class A Floating Rate Note, 1.274% due 10/25/2019	NR/Aaa	17,730,000	17,734,427
[a] Navistar Financial Dealer Note Master Owner Trust II, Series 2015-1 Class A Floating Rate Note, 1.925% due 6/25/2020	NR/Aaa	15,259,000	15,234,145
[a] Navitas Equipment Receivables, LLC, Series 2015-1 Class A2, 2.12% due 11/15/2018	NR/A1	6,682,536	6,690,928
Northwest Airlines, Inc., 7.027% due 5/1/2021	A/A2	3,913,456	4,441,773
[a,c] Northwind Holdings, LLC, Series 2007-1A Class A1 Floating Rate Note, 1.622% due 12/1/2037	A/Baa1	2,406,250	2,237,813
[a] OnDeck Asset Securitization Trust II, LLC, Series 2016-1A Class A, 4.21% due 5/17/2020	BBB+/NR	6,400,000	6,392,089
[a] OneMain Financial Issuance Trust, Series 2016-2A Class A, 4.10% due 3/20/2028	A+/NR	22,900,000	23,571,730
[a] PFS Financing Corp., Series 2014-BA Class A Floating Rate Note, 1.124% due 10/15/2019	AAA/Aaa	6,000,000	5,976,533
[a] PFS Financing Corp., Series 2015-AA Class A Floating Rate Note, 1.144% due 4/15/2020	AAA/Aaa	7,400,000	7,349,071
[a] PFS Tax Lien Trust, Series 2014-1, 1.44% due 5/15/2029	AAA/NR	1,562,322	1,553,851
[a] SBA Tower Trust, Series 2012-1 Class C, 2.933% due 12/15/2042	NR/A2	11,198,000	11,260,187
[a] SBA Tower Trust, Series 2014-1A Class C, 2.898% due 10/15/2044	NR/A2	17,900,000	18,151,552
[a] SBA Tower Trust, Series 2015-1 Class C, 3.156% due 10/15/2045	NR/A2	5,000,000	5,048,600
[a] SBA Tower Trust, Series 2016-1 Class C, 2.877% due 7/15/2046	NR/A2	9,500,000	9,661,032
[a] Sierra Receivables Funding Co., LLC, Series 2012-1A Class A, 2.84% due 11/20/2028	A+/NR	1,098,218	1,100,646
[a] Sierra Receivables Funding Co., LLC, Series 2012-2A Class A, 2.05% due 6/20/2031	A/NR	1,960,214	1,963,957
[a] Sierra Receivables Funding Co., LLC, Series 2014-1A Class A, 2.07% due 3/20/2030	A/NR	4,423,741	4,389,417
[a] Sierra Receivables Funding Co., LLC, Series 2015-1A Class A, 2.40% due 3/22/2032	A/NR	4,604,294	4,626,137
[a] Sierra Receivables Funding Co., LLC, Series 2015-3A Class A, 2.58% due 9/20/2032	A/NR	9,140,787	9,176,498
[a] Sonic Capital, LLC, Series 2016-1A Class A2, 4.472% due 5/20/2046	BBB/NR	9,368,667	9,514,278
[a] Springleaf Funding Trust, Series 2015-AA Class A, 3.16% due 11/15/2024	A+/NR	13,000,000	13,161,184
[a] Tax Ease Funding, LLC, Series 2016-1A Class A, 3.131% due 6/15/2028	NR/NR	11,581,765	11,552,327
[a] Westgate Resorts, Series 2016-1A Class A, 3.50% due 12/20/2028	NR/NR	15,499,678	15,425,653

			442,701,362

RESIDENTIAL MTG TRUST — 0.77%
[a] B2R Mortgage Trust, Series 2015-2 Class A, 3.336% due 11/15/2048	NR/NR	9,693,087	9,897,864
[a] Citigroup Mortgage Loan Trust, Inc., Series 2014-A Class A, 4.00% due 1/25/2035	AA/NR	3,925,649	4,086,957
Countrywide Home Loan, Series 2004-HYB2 Class 1A, 3.096% due 7/20/2034	A/B1	243,197	244,816
[a] FDIC Trust, Series 2013-R1 Class A, 1.15% due 3/25/2033	NR/NR	3,174,206	3,150,688
Merrill Lynch Mortgage Investors Trust, Series 2003-E Class B3, 2.775% due 10/25/2028	CCC/Ca	964,220	235,556
Merrill Lynch Mortgage Investors Trust, Series 2004-A4 Class M1, 2.855% due 8/25/2034	CCC/NR	680,683	609,116
[a] Nationstar HECM Loan Trust, Series 16-1A Class A, 2.981% due 2/25/2026	NR/Aaa	5,946,748	5,942,407
Option One Mortgage Loan Trust, Series 2005-5 Class A3 Floating Rate Note, 0.735% due 12/25/2035	AA+/Aa2	473,367	471,516
Popular ABS Mortgage Pass-Through Trust, Series 2005-4 Class AF5, 5.537% due 9/25/2035	A+/A1	1,142,631	1,158,101
Residential Asset Mortgage Products, Inc., Series 2003-SL1 Class A31, 7.125% due 4/25/2031	AA+/NR	1,346,908	1,434,431
[a] Shellpoint Asset Funding Trust, Series 2013-1 Class A1, 3.75% due 7/25/2043	NR/NR	7,134,974	7,491,401
Structured Asset Securities Corp., Series 2003-9A Class 2A2, 2.816% due 3/25/2033	AA+/NR	1,477,412	1,449,596
Structured Asset Securities Corp., Series 2004-3 Class 3A1, 5.50% due 3/25/2019	A+/Ba2	231,318	233,526
Washington Mutual Mortgage, Series 2003-S13 Class 21A1, 4.50% due 12/25/2018	AA+/NR	180,951	180,978
Wells Fargo Asset Securities Corp., Series 2005-AR1 Class 1B1, 2.77% due 2/25/2035	D/C	386,081	60,012

			36,646,965

STUDENT LOAN — 2.01%
Navient Student Loan Trust, Series 2014-1 Class A3 Floating Rate Note, 1.035% due 6/25/2031	NR/A1	10,750,000	10,381,757
[a] Navient Student Loan Trust, Series 2015-AA Class A2B Floating Rate Note, 1.724% due 12/15/2028	NR/Aaa	7,000,000	7,058,868
[a] Nelnet Student Loan Trust, Series 2013-1A Class A Floating Rate Note, 1.125% due 6/25/2041	NR/Aaa	9,073,720	8,870,643
[a] Pennsylvania Higher Education Assistance Agency, Series 2012-1A Class A1 Floating Rate Note, 1.075% due 5/25/2057	AA+/NR	3,116,841	3,070,157
SLM Student Loan Trust, Series 2003-C Class A2 Floating Rate Note, 1.24% due 9/15/2020	A-/Aaa	790,031	777,140
[a] SLM Student Loan Trust, Series 2011-A Class A3 Floating Rate Note, 3.024% due 1/15/2043	AAA/Aaa	13,650,000	14,043,090
[a] SLM Student Loan Trust, Series 2011-B Class A2, 3.74% due 2/15/2029	AAA/Aaa	4,721,310	4,846,431
SLM Student Loan Trust, Series 2013-6 Class A2 Floating Rate Note, 1.025% due 2/25/2021	NR/Aaa	2,949,269	2,945,324
SLM Student Loan Trust, Series 2013-6 Class A3 Floating Rate Note, 1.175% due 6/25/2055	NR/Aaa	24,700,000	24,473,019
[a] Social Professional Loan Program, LLC, Series 2014-A Class A1 Floating Rate Note, 2.125% due 6/25/2025	A/NR	2,409,490	2,456,111
[a] Social Professional Loan Program, LLC, Series 2014-A Class A2, 3.02% due 10/25/2027	A/NR	11,902,547	12,131,707
[a] Social Professional Loan Program, LLC, Series 2014-B Class A1 Floating Rate Note, 1.775% due 8/25/2032	A/A2	3,259,221	3,290,562
[a] Social Professional Loan Program, LLC, Series 2014-B Class A2, 2.55% due 8/27/2029	A/A2	1,130,039	1,145,995

			95,490,804

TOTAL ASSET BACKED SECURITIES (Cost $1,115,205,237)			1,118,461,558

16    Annual Reports

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2016

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
CORPORATE BONDS — 46.67%
AUTOMOBILES & COMPONENTS — 1.34%
Automobiles — 1.34%
[a] Daimler Finance North America, LLC, 2.45% due 5/18/2020	A-/A3	$9,850,000	$10,057,934
[a] Daimler Finance North America, LLC, 1.60% due 8/3/2017	A-/A3	3,000,000	3,006,639
[a] Daimler Finance North America, LLC, 3.875% due 9/15/2021	A-/A3	5,000,000	5,433,610
[a] Hyundai Capital America, 2.40% due 10/30/2018	A-/Baa1	9,950,000	10,088,205
[a] Hyundai Capital America, 2.00% due 3/19/2018	A-/Baa1	4,950,000	4,978,116
[a,b] Hyundai Capital Services, Inc. Floating Rate Note, 1.657% due 3/18/2017	A-/Baa1	5,000,000	5,002,855
[a] Nissan Motor Acceptance Corp., 1.95% due 9/12/2017	A-/A3	14,900,000	14,957,633
[a] Volkswagen Group of America, Inc., 1.65% due 5/22/2018	BBB+/A3	10,000,000	9,968,170

			63,493,162

BANKS — 3.42%
Banks — 3.42%
[a,b] Banco BTG Pactual SA/Cayman Islands N.A., 4.00% due 1/16/2020	NR/Ba3	7,000,000	6,597,500
[a,b] Banco Latinoamericano de Comercio Exterior, S.A., 3.75% due 4/4/2017	BBB/NR	4,000,000	4,025,000
Bank of America Corp. Floating Rate Note, 1.716% due 4/1/2019	BBB+/Baa1	8,000,000	8,048,024
Bank of America Corp. Floating Rate Note, 1.72% due 1/15/2019	BBB+/Baa1	4,225,000	4,252,082
Bank of America Corp. Floating Rate Note, 1.285% due 6/5/2017	A/A1	7,000,000	7,012,012
[a,b] Bank of China Hong Kong, 3.75% due 11/8/2016	A+/Aa3	4,000,000	4,009,780
Citigroup, Inc., 2.50% due 7/29/2019	BBB+/Baa1	2,925,000	2,984,524
Citigroup, Inc. Floating Rate Note, 2.255% due 9/1/2023	BBB+/Baa1	14,000,000	14,067,004
[a,b] DNB Bank ASA, 3.20% due 4/3/2017	A+/Aa2	10,000,000	10,091,350
Fifth Third Bank, 2.30% due 3/15/2019	A-/A3	3,800,000	3,867,321
First Tennessee Bank, 2.95% due 12/1/2019	BBB-/Baa3	7,000,000	7,094,178
JPMorgan Chase & Co. Floating Rate Note, 2.322% due 3/1/2021	A-/A3	7,000,000	7,173,537
Manufacturers and Traders Trust Co., 2.30% due 1/30/2019	A/A2	10,000,000	10,167,200
[b] Mitsubishi UFJ Financial Group, Inc. Floating Rate Note, 2.722% due 3/1/2021	A/A1	9,500,000	9,844,793
[a,b] Mizuho Bank Ltd., 2.45% due 4/16/2019	A/A1	7,000,000	7,113,680
[a,b] Mizuho Bank Ltd. Floating Rate Note, 1.886% due 10/20/2018	A/A1	5,000,000	5,028,605
National City Bank Floating Rate Note, 1.203% due 6/7/2017	A-/A3	5,000,000	5,000,850
[b] Royal Bank of Scotland Group plc, 9.50% due 3/16/2022	BB+/NR	12,000,000	12,364,176
[b] Santander UK plc Floating Rate Note, 2.336% due 3/14/2019	A/A1	9,900,000	10,066,864
[a,b] Sberbank of Russia, 5.50% due 2/26/2024	NR/NR	1,030,000	1,039,012
[a] Sovereign Bank, 12.18% due 6/30/2020	BBB+/A3	2,945,211	3,782,506
[b] Sumitomo Mitsui Banking Corp. Floating Rate Note, 1.455% due 7/23/2018	A/A1	14,700,000	14,744,291
Wells Fargo & Co. Floating Rate Note, 1.843% due 12/7/2020	A/A2	4,400,000	4,422,748

			162,797,037

CAPITAL GOODS — 1.64%
Aerospace & Defense — 0.27%
Exelis, Inc., 5.55% due 10/1/2021	BBB-/Baa3	11,338,000	12,919,651
Construction & Engineering — 0.19%
URS Corp., 3.85% due 4/1/2017	BB-/NR	8,895,000	8,935,721
Electrical Equipment — 0.15%
Hubbell, Inc., 3.35% due 3/1/2026	A/A3	7,000,000	7,345,506
Industrial Conglomerates — 0.67%
[a,b] Hutchison Whampoa Ltd., 3.50% due 1/13/2017	A-/A3	5,000,000	5,030,725
Roper Technologies, Inc., 3.00% due 12/15/2020	BBB/Baa2	4,770,000	4,958,487
Roper Technologies, Inc., 3.125% due 11/15/2022	BBB/Baa2	6,000,000	6,179,106
[a,b] Siemens Financieringsmaatschappij N.V., 2.90% due 5/27/2022	A+/A1	12,000,000	12,564,228
[a,b] Smiths Group plc, 7.20% due 5/15/2019	BBB+/Baa2	3,000,000	3,356,067
Machinery — 0.26%
Aeroquip Vickers, Inc., 6.875% due 4/9/2018	A-/NR	1,500,000	1,583,870
Ingersoll Rand Co., 6.391% due 11/15/2027	BBB/Baa2	3,000,000	3,558,984
Stanley Black & Decker, Inc., 2.451% due 11/17/2018	A-/Baa2	6,900,000	7,049,626
Trading Companies & Distributors — 0.10%
[a] Aviation Capital Group Corp., 7.125% due 10/15/2020	A-/NR	3,912,000	4,616,160

			78,098,131

Annual Reports    17

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2016

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
COMMERCIAL & PROFESSIONAL SERVICES — 0.31%
Professional Services — 0.31%
Dun & Bradstreet, Inc., 4.00% due 6/15/2020	BBB-/NR	$7,175,000	$7,487,313
Verisk Analytics, Inc., 4.00% due 6/15/2025	BBB-/Baa3	6,930,000	7,358,565

			14,845,878

CONSUMER DURABLES & APPAREL — 0.33%
Household Durables — 0.23%
Tupperware Brands Corp., 4.75% due 6/1/2021	BBB-/Baa3	10,000,000	10,940,190
Leisure Products — 0.10%
Mattel, Inc., 2.35% due 8/15/2021	BBB/Baa1	4,780,000	4,845,911

			15,786,101

CONSUMER SERVICES — 0.43%
Diversified Consumer Services — 0.32%
George Washington University, 4.411% due 9/15/2017	A+/A1	1,650,000	1,689,894
Rensselaer Polytechnic I, 5.60% due 9/1/2020	A-/A3	10,925,000	12,340,869
University of Chicago, 3.065% due 10/1/2024	AA-/Aa2	1,325,000	1,348,732
Hotels, Restaurants & Leisure — 0.11%
Marriott International, Inc., 3.125% due 10/15/2021	BBB/Baa2	5,000,000	5,215,390

			20,594,885

DIVERSIFIED FINANCIALS — 6.69%
Capital Markets — 4.45%
Ares Capital Corp., 4.875% due 11/30/2018	BBB/NR	18,000,000	18,789,660
[a] Ares Finance Co., LLC, 4.00% due 10/8/2024	BBB+/NR	5,000,000	4,844,245
[a,b] BTG Investments LP, 4.50% due 4/17/2018	NR/NR	18,500,000	17,251,250
[b] Credit Suisse Group AG - New York, 1.70% due 4/27/2018	A/A2	9,325,000	9,332,115
[b] Credit Suisse Group Funding (Guernsey) Ltd., 3.80% due 9/15/2022	BBB+/Baa3	7,000,000	7,151,081
[a,b] Credit Suisse Group Funding (Guernsey) Ltd., 4.55% due 4/17/2026	BBB+/Baa3	7,000,000	7,349,888
[b] Credit Suisse Group Funding (Guernsey) Ltd., 3.125% due 12/10/2020	BBB+/Baa3	10,000,000	10,130,970
[b] Deutsche Bank AG, 2.95% due 8/20/2020	BBB+/Baa2	8,600,000	8,287,338
FS Investment Corp., 4.00% due 7/15/2019	BBB/NR	12,000,000	12,205,416
Goldman Sachs Group, Inc. Floating Rate Note, 2.05% due 9/15/2020	BBB+/A3	17,900,000	18,001,278
Goldman Sachs Group, Inc. Floating Rate Note, 1.735% due 10/23/2019	BBB+/A3	14,722,000	14,801,764
[a,b] IPIC GMTN Ltd., 5.00% due 11/15/2020	AA/Aa2	1,000,000	1,113,750
[a,b] IPIC GMTN Ltd., 3.75% due 3/1/2017	AA/Aa2	3,000,000	3,027,078
[a,b] IPIC GMTN Ltd., 5.50% due 3/1/2022	AA/Aa2	3,500,000	4,071,270
Legg Mason, Inc., 2.70% due 7/15/2019	BBB/Baa1	1,660,000	1,687,777
Legg Mason, Inc., 4.75% due 3/15/2026	BBB/Baa1	5,000,000	5,402,470
[a,b] Macquarie Bank Ltd., 1.60% due 10/27/2017	A/A2	5,000,000	5,007,610
Merrill Lynch & Co., 1.309% due 5/2/2017	BBB/Baa3	5,000,000	5,002,390
Morgan Stanley, 2.80% due 6/16/2020	BBB+/A3	1,350,000	1,384,922
Morgan Stanley Floating Rate Note, 1.874% due 1/27/2020	BBB+/A3	925,000	934,642
State Street Corp. Floating Rate Note, 1.701% due 8/18/2020	A/A1	9,475,000	9,564,236
[a,b] SumitG Guaranteed Secured Obligation Issuer D.A.C, 2.251% due 11/2/2020	NR/Aa2	15,000,000	15,062,505
TD Ameritrade Holding Corp., 2.95% due 4/1/2022	A/A3	2,550,000	2,657,125
The Bank of New York Mellon Corp. Floating Rate Note, 1.674% due 8/17/2020	A/A1	4,525,000	4,584,916
[a,b] UBS AG Jersey Floating Rate Note, 2.297% due 9/24/2020	A-/Baa2	10,800,000	10,964,009
[b] UBS AG Stamford, 1.80% due 3/26/2018	A+/A1	3,000,000	3,005,970
[b] UBS AG Stamford, 2.375% due 8/14/2019	A+/A1	9,500,000	9,690,589

Consumer Finance — 0.39%
Capital One Bank (USA), N.A., 2.30% due 6/5/2019	BBB+/Baa1	3,000,000	3,034,773
Synchrony Financial, 3.00% due 8/15/2019	BBB-/NR	1,950,000	1,996,069
Western Union Co., 3.65% due 8/22/2018	BBB/Baa2	2,000,000	2,062,544
Western Union Co., 3.35% due 5/22/2019	BBB/Baa2	11,350,000	11,629,017

Diversified Financial Services — 1.85%
[a] Athene Global Funding, 2.875% due 10/23/2018	A-/NR	13,925,000	13,893,766
General Electric Capital Corp. Floating Rate Note, 1.007% due 12/28/2018	AA-/A1	4,850,000	4,786,125
General Electric Capital Corp. Floating Rate Note, 1.85% due 3/15/2023	AA-/A1	7,725,000	7,751,775
Intercontinental Exchange, Inc., 4.00% due 10/15/2023	A/A2	11,257,000	12,367,207
Moody’s Corp., 4.875% due 2/15/2024	BBB+/NR	17,000,000	19,338,860
Moody’s Corp., 2.75% due 7/15/2019	BBB+/NR	4,875,000	5,014,674

18    Annual Reports

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2016

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
National Rural Utilities Cooperative Finance Corp., 10.375% due 11/1/2018	A/A1	$2,000,000	$2,364,922
S&P Global, Inc., 4.00% due 6/15/2025	NR/Baa1	8,000,000	8,666,696
S&P Global, Inc., 2.50% due 8/15/2018	NR/Baa1	2,950,000	2,996,575
S&P Global, Inc., 3.30% due 8/14/2020	NR/Baa1	2,450,000	2,571,838
[a] USAA Capital Corp., 2.25% due 12/13/2016	AA/Aa1	8,000,000	8,021,224

			317,802,329

ENERGY — 5.29%
Energy Equipment & Services — 0.31%
[b] Ensco plc, 4.70% due 3/15/2021	BBB-/B1	5,000,000	4,485,000
Oceaneering International, Inc., 4.65% due 11/15/2024	BBB/Baa3	10,000,000	10,066,840
[a,b,d] Schahin II Finance Co. (SPV) Ltd., 5.875% due 9/25/2023	NR/NR	4,082,733	489,928

Oil, Gas & Consumable Fuels — 4.98%
[a,b] BG Energy Capital plc, 2.875% due 10/15/2016	A/NR	5,000,000	5,002,520
Buckeye Partners LP, 4.15% due 7/1/2023	BBB-/Baa3	7,000,000	7,130,536
[a] Chevron Phillips Chemical Co., LLC, Floating Rate Note, 1.507% due 5/1/2020	A-/A2	24,900,000	24,175,734
[a,b] CNPC General Capital Ltd., 2.75% due 4/19/2017	A+/A1	5,000,000	5,034,820
[a,b] CNPC General Capital Ltd., 2.75% due 5/14/2019	A+/A1	5,000,000	5,112,305
[a,b] CNPC General Capital Ltd. Floating Rate Note, 1.717% due 5/14/2017	A+/A1	5,000,000	5,002,085
[a] Colorado Interstate Gas Co., LLC/Colorado Interstate Issuing Corp., 4.15% due 8/15/2026	BBB-/Baa3	10,000,000	9,914,200
Energen Corp., 4.625% due 9/1/2021	BB/B2	10,000,000	9,850,000
Exxon Mobil Corp., 2.222% due 3/1/2021	AA+/Aaa	4,925,000	5,032,513
Exxon Mobil Corp. Floating Rate Note, 1.622% due 3/1/2019	AA+/Aaa	6,625,000	6,689,415
Exxon Mobil Corp. Floating Rate Note, 1.429% due 2/28/2018	AA+/Aaa	6,950,000	7,000,957
[a] Florida Gas Transmission Co., LLC, 3.875% due 7/15/2022	BBB/Baa2	9,000,000	9,330,462
[a] Florida Gas Transmission Co., LLC, 4.35% due 7/15/2025	BBB/Baa2	4,200,000	4,376,270
Gulf South Pipeline Co., LP, 4.00% due 6/15/2022	BBB-/Baa2	13,690,000	13,264,460
[a] Gulfstream Natural Gas System, LLC, 4.60% due 9/15/2025	BBB/Baa2	9,000,000	9,436,626
[a,b] Harvest Operations Corp., 2.125% due 5/14/2018	AA/Aa2	7,000,000	7,065,023
HollyFrontier Corp., 5.875% due 4/1/2026	BBB-/Baa3	25,000,000	27,081,575
Marathon Petroleum Corp., 2.70% due 12/14/2018	BBB/Baa2	7,900,000	8,070,474
[a] Northern Natural Gas Co., 5.75% due 7/15/2018	A/A2	50,000	53,597
NuStar Logistics LP, 4.75% due 2/1/2022	BB+/Ba1	5,000,000	4,950,000
[b] Petroleos Mexicanos Floating Rate Note, 2.699% due 7/18/2018	BBB+/Baa3	10,000,000	10,100,000
[b] Sasol Financing International plc, 4.50% due 11/14/2022	BBB/Baa2	4,000,000	4,112,200
[a] Semco Energy, Inc., 5.15% due 4/21/2020	A-/A2	3,000,000	3,323,709
[a,b] Sinopec Group Overseas Development Ltd., 2.75% due 5/17/2017	A+/Aa3	6,000,000	6,049,308
[a] Texas Gas Transmission, LLC, 4.50% due 2/1/2021	BBB-/Baa2	11,015,000	11,414,161
[a] Transcontinental Gas Pipe Line Co., LLC, 7.85% due 2/1/2026	BBB-/Baa2	11,000,000	14,241,051
Williams Partners LP, 4.50% due 11/15/2023	BBB-/Baa3	11,610,000	12,032,697
Williams Partners LP, 3.60% due 3/15/2022	BBB-/Baa3	1,800,000	1,831,266

			251,719,732

FOOD & STAPLES RETAILING — 0.42%
Food & Staples Retailing — 0.42%
[a] Whole Foods Market, Inc., 5.20% due 12/3/2025	BBB-/Baa3	18,175,000	19,739,777

			19,739,777

FOOD, BEVERAGE & TOBACCO — 2.11%
Beverages — 1.18%
Anheuser-Busch InBev Finance Inc., 3.30% due 2/1/2023	A-/A3	9,650,000	10,185,662
Anheuser-Busch InBev Finance Inc. Floating Rate Note, 2.017% due 2/1/2021	A-/A3	7,550,000	7,748,859
Coca Cola Enterprises, Inc., 5.71% due 3/18/2037	AA-/NR	3,380,000	4,189,916
[a,b] Coca Cola Icecek Uretim A.S., 4.75% due 10/1/2018	NR/Baa3	5,000,000	5,175,410
[a,b] JB y Compania, S.A. de C.V., 3.75% due 5/13/2025	BBB/NR	11,750,000	11,960,113
Molson Coors Brewing Co., 2.10% due 7/15/2021	BBB-/Baa3	6,670,000	6,731,384
PepsiCo, Inc., 3.10% due 7/17/2022	A/A1	9,250,000	9,896,557

Food Products — 0.46%
General Mills, Inc., 1.40% due 10/20/2017	BBB+/A3	4,600,000	4,610,851
Ingredion, Inc., 1.80% due 9/25/2017	BBB/Baa2	12,150,000	12,176,499
Mead Johnson Nutrition Co., 3.00% due 11/15/2020	BBB-/Baa1	1,900,000	1,978,875
Mead Johnson Nutrition Co., 4.125% due 11/15/2025	BBB-/Baa1	3,000,000	3,252,588

Tobacco — 0.47%
Altria Group, Inc., 2.625% due 1/14/2020	A-/A3	4,900,000	5,069,035
[a,b] B.A.T. International Finance plc, 2.125% due 6/7/2017	A-/A3	8,000,000	8,046,672

Annual Reports    19

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2016

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
[a,b] B.A.T. International Finance plc, 3.95% due 6/15/2025	A-/A3	$3,000,000	$3,314,367
Reynolds American, Inc., 6.875% due 5/1/2020	BBB/Baa3	5,000,000	5,855,100

			100,191,888

HEALTH CARE EQUIPMENT & SERVICES — 0.63%
Health Care Providers & Services — 0.63%
Catholic Health Initiatives, 1.60% due 11/1/2017	A-/A3	1,900,000	1,903,701
Catholic Health Initiatives, 2.95% due 11/1/2022	A-/A3	7,000,000	7,082,530
UnitedHealth Group, Inc., 3.35% due 7/15/2022	A+/A3	5,000,000	5,369,055
UnitedHealth Group, Inc., 3.75% due 7/15/2025	A+/A3	5,000,000	5,490,800
Wellpoint, Inc., 2.25% due 8/15/2019	A/Baa2	10,000,000	10,128,710

			29,974,796

HOUSEHOLD & PERSONAL PRODUCTS — 0.11%
Household Products — 0.11%
Edgewell Personal Care, 4.70% due 5/24/2022	BB+/Ba2	2,000,000	2,067,500
[a,b] Kimberly-Clark de Mexico, 3.80% due 4/8/2024	A-/NR	3,000,000	3,103,086

			5,170,586

INSURANCE — 3.48%
Insurance — 3.48%
CNA Financial Corp., 4.50% due 3/1/2026	BBB/Baa2	20,000,000	21,658,100
[a,b] DaVinciRe Holdings Ltd., 4.75% due 5/1/2025	A/Baa2	10,000,000	10,280,390
[a] Forethought Financial Group, Inc., 8.625% due 4/15/2021	BBB-/Baa3	2,270,000	2,609,955
Hanover Insurance Group, Inc., 4.50% due 4/15/2026	BBB/Baa3	10,000,000	10,392,880
Horace Mann Educators Corp., 4.50% due 12/1/2025	BBB/Baa3	4,800,000	4,990,349
Infinity Property & Casualty Corp., 5.00% due 9/19/2022	BBB/Baa2	3,000,000	3,183,228
Kemper Corp., 4.35% due 2/15/2025	BBB-/Baa3	7,540,000	7,745,525
[a,b] Lancashire Holdings Ltd., 5.70% due 10/1/2022	BBB/Baa2	11,000,000	11,877,228
Marsh & McLennan Companies, Inc., 3.30% due 3/14/2023	A-/Baa1	3,000,000	3,144,498
[a] MassMutual Global Funding, LLC, 2.00% due 4/5/2017	AA+/Aa2	8,000,000	8,032,736
[b] Montpelier Re Holdings Ltd., 4.70% due 10/15/2022	BBB+/NR	5,000,000	5,168,950
[a] Pricoa Global Funding I, 1.35% due 8/18/2017	AA-/A1	10,000,000	9,998,660
[a] Principal Life Global Funding II, 1.50% due 9/11/2017	A+/A1	6,950,000	6,967,514
[a] Principal Life Global Funding II, 2.375% due 9/11/2019	A+/A1	2,450,000	2,502,067
[a] Principal Life Global Funding II, 2.20% due 4/8/2020	A+/A1	7,000,000	7,084,441
Reinsurance Group of America, Inc., 3.95% due 9/15/2026	A-/Baa1	3,765,000	3,938,996
[a] Reliance Standard Life Insurance Co., 3.05% due 1/20/2021	A/A2	3,975,000	4,091,770
[a] Reliance Standard Life Insurance Co., 2.50% due 1/15/2020	A/A2	15,000,000	15,201,870
[a] Reliance Standard Life Insurance Co., 2.50% due 4/24/2019	A/A2	9,900,000	10,065,875
[a,b] Sirius International Group Ltd., 6.375% due 3/20/2017	BBB/Baa3	6,335,000	6,435,365
[b] Trinity Acquisition plc, 4.40% due 3/15/2026	BBB/Baa3	9,815,000	10,279,279

			165,649,676

MATERIALS — 1.42%
Chemicals — 0.52%
Airgas, Inc., 3.05% due 8/1/2020	A-/A3	4,950,000	5,136,981
[a] Incitec Pivot Finance, LLC, 6.00% due 12/10/2019	BBB/Baa3	4,538,000	4,915,040
[a,b] Office Cherifien des Phosphates, 5.625% due 4/25/2024	BBB-/NR	8,555,000	9,291,586
[a,b] Yara International ASA, 3.80% due 6/6/2026	BBB/Baa2	5,000,000	5,160,575

Construction Materials — 0.01%
CRH America, Inc., 8.125% due 7/15/2018	BBB+/Baa2	650,000	719,038

Metals & Mining — 0.89%
[a,b] Anglo American Capital plc, 2.625% due 9/27/2017	BB/Ba2	9,700,000	9,675,750
[b] Anglogold Holdings plc, 5.375% due 4/15/2020	BB+/Baa3	9,100,000	9,481,381
[b] Anglogold Holdings plc, 5.125% due 8/1/2022	BB+/Baa3	6,500,000	6,741,930
[a,b] Glencore Finance Canada Ltd., 4.95% due 11/15/2021	BBB-/Baa3	5,000,000	5,288,050
[a,b] Newcrest Finance Property Ltd., 4.20% due 10/1/2022	BBB-/Baa3	10,459,000	10,896,333

			67,306,664

MEDIA — 0.11%
Media — 0.11%
The Washington Post Co., 7.25% due 2/1/2019	BB+/Ba1	5,000,000	5,412,500

			5,412,500

20    Annual Reports

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2016

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 1.25%
Biotechnology — 0.42%
Biogen, Inc., 3.625% due 9/15/2022	A-/Baa1	$5,000,000	$5,355,475
Gilead Sciences, Inc., 2.50% due 9/1/2023	A/A3	4,695,000	4,744,767
Gilead Sciences, Inc., 2.55% due 9/1/2020	A/A3	4,820,000	4,978,588
Gilead Sciences, Inc., 3.25% due 9/1/2022	A/A3	4,650,000	4,937,672

Pharmaceuticals — 0.83%
[b] Actavis Funding SCS, 1.85% due 3/1/2017	BBB/Baa3	2,000,000	2,005,072
[b] Actavis Funding SCS, 2.35% due 3/12/2018	BBB/Baa3	1,720,000	1,737,735
[b] Actavis Funding SCS, 3.45% due 3/15/2022	BBB/Baa3	5,000,000	5,249,190
[b] Actavis Funding SCS, 3.80% due 3/15/2025	BBB/Baa3	5,000,000	5,291,770
[b] Actavis Funding SCS Floating Rate Note, 2.10% due 3/12/2020	BBB/Baa3	4,940,000	5,023,120
[a] EMD Finance, LLC Floating Rate Note, 1.207% due 3/17/2017	A/Baa1	9,550,000	9,554,078
[a,b] Mylan N.V., 3.00% due 12/15/2018	BBB-/Baa3	4,900,000	5,008,030
Zoetis, Inc., 3.45% due 11/13/2020	BBB-/Baa2	1,925,000	2,012,239
Zoetis, Inc., 4.50% due 11/13/2025	BBB-/Baa2	3,000,000	3,363,102

			59,260,838

REAL ESTATE — 1.24%
Equity Real Estate Investment Trusts — 0.96%
Alexandria Real Estate Equities, Inc., 3.90% due 6/15/2023	BBB-/Baa2	11,700,000	12,265,988
Alexandria Real Estate Equities, Inc., 3.95% due 1/15/2027	BBB-/Baa2	3,975,000	4,158,808
Commonwealth REIT (HRPT Properties), 6.25% due 6/15/2017	BBB-/Baa3	4,000,000	4,033,888
EPR Properties, 5.25% due 7/15/2023	BBB-/Baa2	4,041,000	4,338,971
Washington REIT, 4.95% due 10/1/2020	BBB/Baa2	19,100,000	20,619,940

Real Estate Management & Development — 0.28%
Jones Lang LaSalle, Inc., 4.40% due 11/15/2022	BBB+/Baa2	3,000,000	3,211,428
[a,b] Vonovia Finance B.V., 3.20% due 10/2/2017	BBB+/NR	10,000,000	10,120,000

			58,749,023

RETAILING — 0.42%
Multiline Retail — 0.42%
Family Dollar Stores, Inc., 5.00% due 2/1/2021	BBB/Ba1	18,475,000	19,906,813

			19,906,813

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.11%
Semiconductors & Semiconductor Equipment — 0.11%
Intel Corp., 3.10% due 7/29/2022	A+/A1	5,000,000	5,340,450

			5,340,450

SOFTWARE & SERVICES — 2.64%
Information Technology Services — 1.09%
Broadridge Financial Solutions, Inc., 3.95% due 9/1/2020	BBB+/Baa1	8,000,000	8,500,304
Fidelity National Information Services, Inc., 2.85% due 10/15/2018	BBB/Baa3	4,850,000	4,977,356
Fiserv, Inc., 2.70% due 6/1/2020	BBB/Baa2	6,900,000	7,114,673
SAIC, Inc., 4.45% due 12/1/2020	BBB-/Ba1	2,000,000	2,079,400
Total System Services, Inc., 2.375% due 6/1/2018	BBB-/Baa3	20,915,000	21,086,148
Total System Services, Inc., 3.75% due 6/1/2023	BBB-/Baa3	5,000,000	5,130,885
Total System Services, Inc., 3.80% due 4/1/2021	BBB-/Baa3	2,950,000	3,130,416

Internet Software & Services — 0.39%
eBay, Inc., 2.50% due 3/9/2018	BBB+/Baa1	4,885,000	4,954,084
Lender Processing Services, Inc./Black Knight Lending Solutions, Inc., 5.75% due 4/15/2023	BBB/Baa3	8,175,000	8,604,187
[a,b] Tencent Holdings Ltd., 2.00% due 5/2/2017	A/A2	5,000,000	5,014,875

Software — 1.16%
Autodesk, Inc., 3.125% due 6/15/2020	BBB/Baa2	1,945,000	2,003,340
Autodesk, Inc., 4.375% due 6/15/2025	BBB/Baa2	1,000,000	1,059,408
CA Technologies, Inc., 2.875% due 8/15/2018	BBB+/Baa2	4,082,000	4,159,876
CA Technologies, Inc., 3.60% due 8/1/2020	BBB+/Baa2	13,905,000	14,548,371
CDK Global, Inc., 3.30% due 10/15/2019	BBB-/Baa3	5,000,000	5,076,750
Oracle Corp., 2.50% due 5/15/2022	AA-/A1	9,400,000	9,648,940
Oracle Corp., 1.90% due 9/15/2021	AA-/A1	11,825,000	11,855,000
Oracle Corp., 2.40% due 9/15/2023	AA-/A1	6,650,000	6,703,333

			125,647,346

Annual Reports    21

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2016

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
TECHNOLOGY HARDWARE & EQUIPMENT — 1.99%
Communications Equipment — 0.96%
Cisco Systems, Inc. Floating Rate Note, 1.411% due 2/21/2018	AA-/A1	$9,850,000	$9,907,022
[b] Ericsson LM, 4.125% due 5/15/2022	BBB+/Baa1	19,215,000	20,688,348
Juniper Networks, Inc., 3.30% due 6/15/2020	BBB/Baa2	4,825,000	5,003,081
Juniper Networks, Inc., 3.125% due 2/26/2019	BBB/Baa2	10,000,000	10,266,950

Computers & Peripherals — 0.12%
Lexmark International, Inc., 5.125% due 3/15/2020	BBB-/Baa3	5,375,000	5,630,119

Electronic Equipment, Instruments & Components — 0.50%
Ingram Micro, Inc., 4.95% due 12/15/2024	BBB-/Baa3	5,596,000	5,662,990
Trimble Navigation, Ltd., 4.75% due 12/1/2024	BBB-/Baa2	17,000,000	17,879,155

Technology, Hardware, Storage & Peripherals — 0.41%
Apple, Inc. Floating Rate Note, 1.637% due 2/22/2019	AA+/Aa1	4,950,000	5,026,923
Apple, Inc. Floating Rate Note, 1.947% due 2/23/2021	AA+/Aa1	9,050,000	9,323,907
[a] Hewlett Packard Enterprise Co. Floating Rate Note, 2.583% due 10/5/2018	BBB/Baa2	4,900,000	4,982,399

			94,370,894

TELECOMMUNICATION SERVICES — 2.68%
Diversified Telecommunication Services — 1.74%
AT&T, Inc., 1.561% due 6/30/2020	BBB+/Baa1	4,950,000	4,992,793
AT&T, Inc., 1.739% due 11/27/2018	BBB+/Baa1	11,350,000	11,481,024
AT&T, Inc., 3.60% due 2/17/2023	BBB+/Baa1	8,000,000	8,432,752
AT&T, Inc., 3.00% due 6/30/2022	BBB+/Baa1	4,500,000	4,626,486
AT&T, Inc., 4.45% due 4/1/2024	BBB+/Baa1	10,000,000	10,991,520
Michigan Bell Telephone Co., 7.85% due 1/15/2022	BBB+/NR	3,000,000	3,648,477
[a,b] Ooredoo International Finance Ltd., 3.375% due 10/14/2016	A-/A2	500,000	500,255
Qwest Corp., 6.75% due 12/1/2021	BBB-/Ba1	3,000,000	3,341,250
Verizon Communications, Inc., 3.45% due 3/15/2021	BBB+/Baa1	9,600,000	10,228,694
Verizon Communications, Inc., 3.50% due 11/1/2024	BBB+/Baa1	4,683,000	4,995,230
Verizon Communications, Inc., 3.00% due 11/1/2021	BBB+/Baa1	5,000,000	5,231,765
Verizon Communications, Inc., 2.625% due 2/21/2020	BBB+/Baa1	4,997,000	5,138,965
Verizon Communications, Inc. Floating Rate Note, 2.606% due 9/14/2018	BBB+/Baa1	1,825,000	1,872,932
Verizon Communications, Inc. Floating Rate Note, 1.627% due 6/17/2019	BBB+/Baa1	6,970,000	7,038,369

Wireless Telecommunication Services — 0.94%
[a] Crown Castle Towers, LLC, 6.113% due 1/15/2040	NR/A2	6,970,000	7,724,498
[a] Unison Ground Lease Funding, LLC, 6.392% due 4/15/2040	NR/NR	9,640,000	10,413,698
[a] Unison Ground Lease Funding, LLC, 5.349% due 4/15/2040	NR/NR	2,470,000	2,510,479
[b] Vodafone Group plc, 1.25% due 9/26/2017	BBB+/Baa1	24,245,000	24,185,115

			127,354,302

TRANSPORTATION — 1.91%
Air Freight & Logistics — 0.02%
[a] FedEx Corp. 2012 Pass-Through Trust, 2.625% due 1/15/2018	BBB/Baa1	1,134,764	1,139,904

Airlines — 0.47%
American Airlines Group, Inc., 4.95% due 7/15/2024	A/NR	5,819,148	6,328,324
American Airlines Group, Inc., 3.60% due 3/22/2029	AA/Aa3	9,763,466	10,349,274
US Airways, 6.25% due 10/22/2024	A/A3	5,087,843	5,761,982

Road & Rail — 1.34%
[a,b] Asciano Finance Ltd., 5.00% due 4/7/2018	BBB-/Baa3	2,000,000	2,068,680
[a] BNSF Railway Co., 3.442% due 6/16/2028	AA/Aa2	14,435,810	14,826,592
[a,b] LeasePlan Corp. NV, 2.50% due 5/16/2018	BBB-/Baa1	10,000,000	10,014,920
[a] Penske Truck Leasing Co., LP/PTL Finance Corp., 3.375% due 2/1/2022	BBB-/Baa3	20,000,000	20,798,440
[a] TTX Co., 5.453% due 1/2/2022	NR/NR	4,005,296	4,331,808
[a] TTX Co., 2.25% due 2/1/2019	A+/Baa1	5,000,000	5,064,875
[a] TTX Co., 4.15% due 1/15/2024	A+/Baa1	6,000,000	6,445,554

Transportation Infrastructure — 0.08%
[a,b] Mexico City Airport Trust, 4.25% due 10/31/2026	BBB+/Baa1	3,750,000	3,759,375

			90,889,728

22    Annual Reports

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2016

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
UTILITIES — 6.70%
Electric Utilities — 5.11%
Appalachian Power Co., 3.40% due 6/1/2025	BBB+/Baa1	$7,000,000	$7,458,178
Cleveland Electric Illuminating Co., 7.88% due 11/1/2017	BBB+/Baa1	15,359,000	16,333,697
Duke Energy Corp. Floating Rate Note, 1.226% due 4/3/2017	BBB+/Baa1	39,371,000	39,412,103
Duke Energy Florida Project Finance, LLC, 1.196% due 3/1/2022	AAA/Aaa	12,250,000	12,224,202
[a,b] Electricite de France S.A., 2.15% due 1/22/2019	A-/A3	4,900,000	4,969,624
[a,b] Electricite de France S.A. Floating Rate Note, 1.156% due 1/20/2017	A-/A3	18,700,000	18,708,621
[a,b] Enel Finance International S.A., 6.25% due 9/15/2017	BBB/Baa2	11,000,000	11,484,880
Entergy Louisiana, LLC, 4.80% due 5/1/2021	A/A2	4,300,000	4,806,377
Entergy Texas, Inc., 7.125% due 2/1/2019	A/Baa1	2,000,000	2,243,576
Exelon Corp., 1.55% due 6/9/2017	BBB-/Baa2	2,950,000	2,952,221
Exelon Corp., 2.85% due 6/15/2020	BBB-/Baa2	2,950,000	3,058,814
[a] Jersey Central Power & Light Co., 4.30% due 1/15/2026	BBB-/Baa2	15,000,000	15,973,365
[a,b] Korea Western Power Co., Ltd., 2.875% due 10/10/2018	NR/Aa2	10,000,000	10,239,600
[a] Monongahela Power Co., 5.70% due 3/15/2017	BBB+/A3	4,785,000	4,875,594
[a] Monongahela Power Co., 4.10% due 4/15/2024	BBB+/A3	8,000,000	8,788,448
NextEra Energy Capital Holdings, Inc., 1.586% due 6/1/2017	BBB+/Baa1	6,715,000	6,727,174
Northern States Power Company-Wisconsin, 3.30% due 6/15/2024	A/Aa3	10,000,000	10,573,580
Public Service Co. of New Mexico, 5.35% due 10/1/2021	BBB+/Baa2	3,000,000	3,360,552
[a] Rochester Gas & Electric, 5.90% due 7/15/2019	A/A2	11,732,000	13,063,840
Southern Power Co., 2.375% due 6/1/2020	BBB+/Baa1	9,693,000	9,878,737
[a,b] State Grid Overseas Investment (2014) Ltd., 2.75% due 5/7/2019	AA-/Aa3	9,000,000	9,255,366
[a] Steelriver Transmission Co., LLC, 4.71% due 6/30/2017	NR/Baa1	2,871,574	2,904,476
The Southern Co., 2.45% due 9/1/2018	BBB+/Baa2	4,825,000	4,918,383
Toledo Edison Co., 7.25% due 5/1/2020	BBB+/Baa1	167,000	189,518
[a,b] Transelec S.A., 4.25% due 1/14/2025	BBB/Baa1	6,000,000	6,304,284
UIL Holdings Corp., 4.625% due 10/1/2020	BBB+/Baa2	11,660,000	12,482,263

Gas Utilities — 0.75%
AGL Capital Corp., 3.50% due 9/15/2021	A-/Baa1	9,925,000	10,474,170
[a,b] APT Pipelines Ltd., 3.875% due 10/11/2022	BBB/Baa2	5,500,000	5,718,625
Spire, Inc., 2.55% due 8/15/2019	BBB+/Baa2	2,350,000	2,394,424
Spire, Inc. Floating Rate Note, 1.567% due 8/15/2017	BBB+/Baa2	16,900,000	16,855,655

Independent Power & Renewable Electricity Producers — 0.14%
[a] Midland Cogeneration Venture, 6.00% due 3/15/2025	BBB-/NR	6,279,152	6,764,876

Multi-Utilities — 0.70%
Dominion Gas Holdings, LLC, 2.50% due 12/15/2019	BBB+/A2	3,900,000	4,005,179
Dominion Gas Holdings, LLC, 2.80% due 11/15/2020	BBB+/A2	5,000,000	5,173,185
[a] Enable Oklahoma Intrastate Transmission, LLC, 6.25% due 3/15/2020	BB+/Baa3	3,640,000	3,904,428
[a,b] Korea Hydro & Nuclear Power Co. Ltd., 2.875% due 10/2/2018	AA/Aa2	7,000,000	7,187,852
[a] Niagara Mohawk Power Corp., 4.881% due 8/15/2019	A-/A2	10,000,000	10,888,760
SCANA Corp., 4.125% due 2/1/2022	BBB/Baa3	2,000,000	2,090,712

			318,645,339

TOTAL CORPORATE BONDS (Cost $2,155,874,665)			2,218,747,875

CONVERTIBLE BONDS — 0.42%
REAL ESTATE — 0.42%
Equity Real Estate Investment Trusts — 0.42%
[a] IAS Operating Partnership LP, 5.00% due 3/15/2018	NR/NR	19,950,000	19,950,000

			19,950,000

TOTAL CONVERTIBLE BONDS (Cost $19,950,000)			19,950,000

MUNICIPAL BONDS — 2.56%
American Municipal Power Ohio, Inc., 5.072% due 2/15/2018 (Meldahl Hydroelectric)	A/A3	5,000,000	5,219,700
Anaheim California Public Financing Authority, 5.316% due 9/1/2017 (Anaheim Public Improvements; Insured: Natl-Re/FGIC)	AA-/A1	520,000	531,929
Anaheim California Public Financing Authority, 5.486% due 9/1/2020 (Anaheim Public Improvements; Insured: Natl-Re)	AA-/A1	3,270,000	3,475,356
Brentwood California Infrastructure Financing Authority, 6.16% due 10/1/2019 (Civic Center)	AA/NR	2,110,000	2,273,926
California HFFA, 6.76% due 2/1/2019 (Community Program for Persons with Developmental Disabilities)	AA-/NR	3,905,000	4,225,679
California School Finance Authority, 5.041% due 7/1/2020 (LOC: City National Bank)	AA+/NR	4,000,000	4,456,000
Camden County Improvement Authority, 5.47% due 7/1/2018 (Cooper Medical School of Rowan University)	A/A2	2,140,000	2,272,937
Camden County Improvement Authority, 5.62% due 7/1/2019 (Cooper Medical School of Rowan University)	A/A2	3,025,000	3,303,149

Annual Reports    23

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2016

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Carson Redevelopment Agency, 4.511% due 10/1/2016 (Low and Moderate Income Housing)	A-/NR	$1,375,000	$1,375,083
City and County of San Francisco Redevelopment Financing Authority, 8.00% due 8/1/2019 (San Francisco Redevelopment Projects)	AA-/A2	6,500,000	7,208,825
City of Fort Collins Colorado Electric Utility Enterprise, 4.92% due 12/1/2020 (Fort Collins Smart Grid)	AA-/NR	2,250,000	2,423,520
City of Riverside California, 5.61% due 8/1/2017 (City Sewer System)	A+/A1	2,000,000	2,075,140
Connecticut Housing Finance Authority, 5.071% due 11/15/2019 (Housing Mtg Finance Program)	AAA/Aaa	1,820,000	1,886,721
Denver Public Schools COP, 2.018% due 12/15/2019 (School District No. 1 Educational Facilities)	NR/Aa3	3,000,000	3,045,030
JobsOhio Beverage System, 2.217% due 1/1/2019 (State Liquor Enterprise)	AA/Aa3	11,245,000	11,500,824
Kentucky Asset/Liability Commission, 2.099% due 4/1/2019 (Commonwealth of Kentucky and Teachers’ Retirement System Funding Obligations)	A/Aa3	3,000,000	3,032,190
Los Angeles County Public Works Financing Authority, 5.591% due 8/1/2020 (Los Angeles County & USC Medical Center Projects)	AA/Aa3	3,000,000	3,433,560
Louisiana Local Government Environmental Facilities and Community Development Authority, 1.66% due 2/1/2022 (Louisiana Utilities Restoration)	AAA/Aaa	5,523,600	5,575,798
Municipal Improvement Corp. of Los Angeles, 6.165% due 11/1/2020 (Recovery Zone Economic Development)	A+/A2	11,885,000	13,521,564
New York City Transitional Finance Authority, 4.075% due 11/1/2020 (World Trade Center Recovery)	AAA/Aa1	2,500,000	2,756,075
Oklahoma Development Finance Authority, 8.00% due 5/1/2020 (Cleveland County Industrial Authority (CCIA) - Hitachi Norman, Oklahoma Project)	NR/NR	4,560,000	4,657,812
Orleans Parish School Board GO, 4.40% due 2/1/2021 (Educational Facilities Improvements; Insured: AGM)	AA/A2	10,000,000	11,103,800
Redevelopment Agency of the City of Redlands, 5.818% due 8/1/2022 (Redlands Redevelopment; Insured: AMBAC) (ETM)	NR/NR	1,495,000	1,620,954
Redevelopment Agency of the County of San Bernardino, 7.135% due 9/1/2020 (San Sevaine Redevelopment Project)	BBB/NR	1,045,000	1,125,549
Rutgers State University GO, 2.342% due 5/1/2019 (New Brunswick, Newark and Camden Campus Facilities )	A+/Aa3	3,485,000	3,552,051
Rutgers State University GO, 3.028% due 5/1/2021 (New Brunswick, Newark and Camden Campus Facilities)	A+/Aa3	1,500,000	1,557,255
Sandoval County, New Mexico, 1.452% due 6/1/2017	A+/NR	1,000,000	1,003,040
Tampa-Hillsborough County Florida Expressway Authority, 2.22% due 7/1/2018 (Electronic Tolling Program)	A/A2	2,000,000	2,013,360
Tampa-Hillsborough County Florida Expressway Authority, 2.49% due 7/1/2019 (Electronic Tolling Program)	A/A2	2,500,000	2,529,925
Tampa-Hillsborough County Florida Expressway Authority, 2.84% due 7/1/2020 (Electronic Tolling Program)	A/A2	1,750,000	1,792,017
Wallenpaupack Area School District GO, 3.80% due 9/1/2019 (Pike and Wayne Counties Educational Facilities) (State Aid Withholding)	AA/NR	3,000,000	3,052,800
Wallenpaupack Area School District GO, 4.00% due 9/1/2020 (Pike and Wayne Counties Educational Facilities) (State Aid Withholding)	AA/NR	2,750,000	2,815,092
Yuba Levee Financing Authority, 6.375% due 9/1/2021 (Yuba County Levee Financing Project)	AA/NR	1,000,000	1,041,420

TOTAL MUNICIPAL BONDS (Cost $114,426,057)			121,458,081

SHORT TERM INVESTMENTS — 12.53%
[a] B.A.T. International Finance plc, 0.68% due 10/4/2016	NR/NR	33,000,000	32,998,130
Bank of New York Tri-Party Repurchase Agreement 0.48% dated 9/30/2016 due 10/3/2016, repurchase price $115,004,600 collateralized by 34 corporate debt securities, having an average coupon of 3.02%, a minimum credit rating of BBB-, maturity dates from 10/6/2016 to 11/15/2045, and having an aggregate market value of $123,355,575 at 9/30/2016	NR/NR	115,000,000	115,000,000
[a] Canadian National Railway Co., 0.48% due 10/24/2016	NR/NR	14,000,000	13,995,707
[a] Cummins, Inc., 0.40% due 10/5/2016	NR/NR	4,000,000	3,999,822
Farmer Mac Discount Note, 0.27% due 10/11/2016	NR/NR	3,300,000	3,299,752
Federal Home Loan Bank Discount Note, 0.07% due 10/7/2016	NR/NR	13,000,000	12,999,848
Federal Home Loan Discount Note, 0.22% due 10/24/2016	NR/NR	4,000,000	3,999,438
Federal Home Loan Discount Note, 0.22% due 10/21/2016	NR/NR	24,783,000	24,779,971
Federal Home Loan Discount Note, 0.275% due 10/12/2016	NR/NR	10,000,000	9,999,160
Federal Home Loan Discount Note, 0.263% due 10/5/2016	NR/NR	14,000,000	13,999,591
[a] Illinois Tool Works, Inc., 0.38% due 10/5/2016	NR/NR	10,279,000	10,278,566
[a] Illinois Tool Works, Inc., 0.38% due 10/6/2016	NR/NR	5,000,000	4,999,736
[b] Inter-American Development Bank Discount Note, 0.24% due 10/28/2016	NR/NR	20,700,000	20,696,274
[a] Intercontinental Exchange, Inc., 0.43% due 10/5/2016	NR/NR	7,000,000	6,999,666
[a] Intercontinental Exchange, Inc., 0.43% due 10/6/2016	NR/NR	9,000,000	8,999,462
[b] International Bank for Reconstruction & Development Discount Note, 0.28% due 10/7/2016	NR/NR	19,600,000	19,599,085
[b] International Bank for Reconstruction & Development Discount Note, 0.10% due 10/3/2016	NR/NR	45,000,000	44,999,750
[b] International Finance Corp. Discount Note, 0.23% due 10/24/2016	NR/NR	20,000,000	19,997,061
[a] Kentucky Utilities Co., 0.62% due 10/5/2016	NR/NR	5,000,000	4,999,656
[a] Louisville Gas & Electric Co., 0.62% due 10/6/2016	NR/NR	10,000,000	9,999,139
[a] Louisville Gas & Electric Co., 0.62% due 10/7/2016	NR/NR	8,000,000	7,999,187
[a] Ralph Lauren Corp., 0.39% due 10/4/2016	NR/NR	30,000,000	29,999,025
[a] St Jude Medical, Inc., 0.65% due 10/7/2016	NR/NR	25,000,000	24,997,292
[a] Sysco Corp., 0.60% due 10/3/2016	NR/NR	33,000,000	32,998,973
United States Treasury Bill, 0.207% due 10/13/2016	NR/NR	15,000,000	14,998,967
United States Treasury Bill, 0.082% due 10/6/2016	NR/NR	50,000,000	49,999,431
Wisconsin Gas Co., 0.40% due 10/3/2016	NR/NR	22,000,000	21,999,511

24    Annual Reports

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2016

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Wisconsin Public Service Corp., 0.60% due 10/3/2016	NR/NR	$21,000,000	$20,999,300
Wisconsin Public Service Corp., 0.66% due 10/6/2016	NR/NR	5,200,000	5,199,523

TOTAL SHORT TERM INVESTMENTS (Cost $595,831,023)			595,831,023

TOTAL INVESTMENTS — 98.54% (Cost $4,604,767,695)			$4,684,487,008
OTHER ASSETS LESS LIABILITIES — 1.46%			69,383,849

NET ASSETS — 100.00%			$4,753,870,857

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred subsequent to the reporting period end. Bonds issued with a maturity of one year or less are assigned Moody’s ratings from MIG-1 to MIG-4 and Standard and Poor’s ratings from SP-1+ to SP-3 with MIG-1 and SP-1+ being the strongest ratings.
a	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2016, the aggregate value of these securities in the Fund’s portfolio was $1,920,814,396, representing 40.41% of the Fund’s net assets.
b	Yankee bond denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
c	Security currently fair valued by the Valuation and Pricing Committee using procedures approved by the Trustees’ Audit Committee.
d	Bond in default.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
CMO	Collateralized Mortgage Obligation
COP	Certificates of Participation
ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
GO	General Obligation

HFFA	Health Facilities Financing Authority
Mtg	Mortgage
Natl-Re	Insured by National Public Finance Guarantee Corp.
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
SPV	Special Purpose Vehicle
VA	Veterans Affairs

See notes to financial statements.

Annual Reports    25

FUND SUMMARY

Thornburg Low Duration Income Fund	September 30, 2016 (Unaudited)

Objectives and Strategies

The Fund’s objective is to seek current income, consistent with preservation of capital.

The Fund invests in debt obligations issued by the U.S. Government, its agencies, or its instrumentalities, and in debt obligations rated at the time of purchase in one of the four highest credit ratings categories or, if no credit rating is available, judged to be of comparable quality by the Fund’s advisor. The Fund aims to reduce changes in its share value compared to longer duration fixed income portfolios by maintaining a laddered portfolio of investments with a dollar-weighted average duration of normally no more than three years.

Portfolio Ladder

Percent of portfolio maturing in each year. Cash includes cash equivalents.

SECURITY CREDIT RATINGS

Credit quality ratings for Thornburg’s global fixed income portfolios used ratings from Moody’s Investors Service. Where Moody’s ratings are not available, we have used Standard & Poor’s ratings. Where neither rating is available, we have used ratings from other NRSROs. U.S.-backed securities are included in AAA.

Key Portfolio Attributes

Number of Bonds	197

Effective Duration	1.4 Yrs

Average Maturity	2.0 Yrs

There is no guarantee that the Fund will meet its investment objective.

All data is subject to change. Charts may not add up to 100% due to rounding.

26    Annual Reports

SCHEDULE OF INVESTMENTS

Thornburg Low Duration Income Fund	September 30, 2016

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
U.S. TREASURY SECURITIES — 22.85%
United States Treasury Notes, 0.625% due 2/15/2017	NR/Aaa	$750,000	$750,551
United States Treasury Notes, 2.75% due 5/31/2017	NR/Aaa	750,000	760,415
United States Treasury Notes, 0.875% due 6/15/2017	NR/Aaa	100,000	100,187
United States Treasury Notes, 0.875% due 7/15/2017	NR/Aaa	500,000	500,904
United States Treasury Notes, 0.50% due 7/31/2017	NR/Aaa	1,400,000	1,398,709
United States Treasury Notes, 0.625% due 8/31/2017	NR/Aaa	200,000	199,937
United States Treasury Notes, 0.75% due 12/31/2017	NR/Aaa	800,000	800,269
United States Treasury Notes, 0.75% due 4/30/2018	NR/Aaa	125,000	125,007
United States Treasury Notes, 1.00% due 5/15/2018	NR/Aaa	200,000	200,805
United States Treasury Notes, 0.125% due 4/15/2019	NR/Aaa	231,089	235,002
United States Treasury Notes, 0.125% due 4/15/2021	NR/Aaa	355,394	362,986
United States Treasury Notes Inflationary Index, 0.125% due 4/15/2020	NR/Aaa	488,143	497,694
United States Treasury Notes Inflationary Index, 0.375% due 7/15/2025	NR/Aaa	304,449	314,700

TOTAL U.S. TREASURY SECURITIES (Cost $6,211,867)			6,247,166

U.S. GOVERNMENT AGENCIES — 1.74%
Export Leasing (2009), LLC, (Guaranty: Export-Import Bank of the United States), 1.859% due 8/28/2021	NR/NR	65,633	65,955
[a] Micron Semiconductor Ltd., (Guaranty: Export-Import Bank of the United States), 1.258% due 1/15/2019	NR/NR	50,000	49,788
[a] Petroleos Mexicanos Floating Rate Note, (Guaranty: Export-Import Bank of the United States), 1.03% due 4/15/2025	NR/NR	87,500	86,273
[a] Petroleos Mexicanos, (Guaranty: Export-Import Bank of the United States), 1.70% due 12/20/2022	NR/NR	65,000	64,987
Small Business Administration Participation Certificates, Series 2005-20K Class 1, 5.36% due 11/1/2025	NR/NR	38,826	42,382
[a] Washington Aircraft 2 Co. Ltd. Floating Rate Note, (Guaranty: Export-Import Bank of the United States), 1.07% due 6/26/2024	NR/NR	169,823	167,483

TOTAL U.S. GOVERNMENT AGENCIES (Cost $477,393)			476,868

MORTGAGE BACKED — 2.56%
Federal Home Loan Mtg Corp., CMO Series K716 Class A1, 2.413% due 8/25/2047	NR/Aaa	79,976	81,831
Federal Home Loan Mtg Corp., Multi-Family Structured Pass Through, Series K710 Class A2, 1.883% due 5/25/2019	NR/NR	275,000	278,859
Federal National Mtg Assoc. Pool AS3705, 2.50% due 11/1/2024	NR/NR	106,070	109,898
Freddie Home Loan Mtg Corp., Series 2586 Class AF, 5.00% due 3/15/2018	NR/NR	224,041	228,797

TOTAL MORTGAGE BACKED (Cost $698,006)			699,385

ASSET BACKED SECURITIES — 28.00%
ADVANCE RECEIVABLES — 0.46%
[b] SPS Servicer Advance Receivables Trust, Series 2015-T3 Class AT3, 2.92% due 7/15/2047	NR/NR	125,000	125,287

			125,287

AUTO RECEIVABLES — 6.12%
Ally Auto Receivables Trust, Series 15-1 Class A3, 1.39% due 9/16/2019	AAA/Aaa	150,000	150,284
Ally Auto Receivables Trust, Series 15-2 Class A3, 1.49% due 11/15/2019	AAA/Aaa	100,000	100,316
[b] Avis Budget Rental Car Funding AESOP, LLC, Series 2012-3A Class A, 2.10% due 3/20/2019	NR/Aaa	100,000	100,131
Capital Auto Receivables Asset Trust, Series 2016-3 Class A2A, 1.36% due 4/22/2019	AAA/Aaa	100,000	100,005
[b] Chesapeake Funding II, LLC, Series 2016-1A Class A1, 2.11% due 3/15/2028	NR/Aaa	200,000	200,339
[b] Chrysler Capital Auto Receivables Trust, Series 2013-BA Class A4, 1.27% due 3/15/2019	AAA/Aaa	175,283	175,408
[b] Drive Auto Receivables Trust, Series 2016-BA Class A2, 1.38% due 8/15/2018	AAA/Aaa	167,435	167,383
[b] Ford Credit Auto Owner Trust, Series 2015-1 Class A, 2.12% due 7/15/2026	AAA/NR	100,000	101,576
[b] Foursight Capital Automobile Receivables Trust, Series 2016-1 Class A2, 2.87% due 10/15/2021	A/NR	100,000	99,669
[b] GM Financial Automobile Leasing Trust, Series 2014-2A Class A4, 1.62% due 2/20/2018	NR/Aaa	100,000	100,297
[b] Hertz Vehicle Financing, LLC, Series 2013-1A Class A2, 1.83% due 8/25/2019	NR/Aaa	125,000	124,662
Nissan Auto Receivables Owner Trust, Series 2016-B Class A2B Floating Rate Note, 0.824% due 4/15/2019	NR/Aaa	100,000	100,114
[b] OSCAR US Funding Trust, Series 2014-1A Class A3, 1.72% due 4/15/2019	AA+/Aaa	83,677	83,006
[b,c] OSCAR US Funding Trust, Series 2016-2A Class A3, 2.73% due 12/15/2020	AAA/Aaa	70,000	69,994

			1,673,184

COMMERCIAL MTG TRUST — 5.11%
[b] BAMLL-DB Trust, Series 2012-OSI Class A2FX, 3.352% due 4/13/2029	NR/Aaa	399,814	401,930
[b] Barclays Commercial Mortgage Securities, LLC, Series 2015-STP Class A, 3.323% due 9/10/2028	AAA/NR	100,000	103,209
COMM Mortgage Trust, Series 2016-DC2 Class A1, 1.82% due 2/10/2049	NR/Aaa	122,228	123,603
[b] DBUBS Mortgage Trust CMO, Series 2011-LC1A Class A1, 3.742% due 11/10/2046	NR/Aaa	1,230	1,240
[b] DBUBS Mortgage Trust CMO, Series 2011-LC2A Class A1FL, 1.869% due 7/12/2044	NR/Aaa	45,952	46,252
Deutsche Bank Commercial Mortgage Trust, Series 2016-C1 Class A1, 1.676% due 5/10/2049	NR/Aaa	143,284	144,282
[b] FREMF Mortgage Trust, Series 2013-KF02 Class B Floating Rate Note, 3.496% due 12/25/2045	NR/Baa3	22,085	22,431
[b] GAHR Commercial Mortgage Trust, Series 2015-NRF Class BFX, 3.495% due 12/15/2034	AA-/NR	100,000	103,417
[b] JPMorgan Chase Commercial Mortgage, Series 2014-BXH Class A Floating Rate Note, 1.408% due 4/15/2027	AAA/NR	100,000	97,813

Annual Reports     27

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Low Duration Income Fund	September 30, 2016

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Morgan Stanley BAML Trust, Series 2012-C6 Class A2, 1.868% due 11/15/2045	NR/Aaa	$96,195	$96,492
[b] Morgan Stanley Re-REMIC Trust, Series 2009-GG10 Class A4A, 5.988% due 8/12/2045	NR/Aaa	143,146	144,716
WFRBS Commercial Mortgage Trust, Series 2014-C22 Class A1, 1.479% due 9/15/2057	NR/Aaa	113,139	112,776

			1,398,161

CREDIT CARD — 3.28%
Barclays Dryrock Issuance Trust, Series 2015-4 Class A, 1.72% due 8/16/2021	AAA/NR	100,000	100,664
Barclays Dryrock Issuance Trust, Series 2016-1 Class A, 1.52% due 5/16/2022	AAA/NR	135,000	135,556
[b] Cabela’s Master Credit Card Trust, Series 2013-2A Class A1, 2.17% due 8/16/2021	AAA/NR	150,000	152,369
Cabela’s Master Credit Card Trust, Series 2015-1A Class A2 Floating Rate Note, 1.064% due 3/15/2023	AAA/NR	75,000	74,641
Capital One Multi-Asset Execution Trust, Series 2016-A1 Class A1 Floating Rate Note, 0.974% due 2/15/2022	AAA/NR	230,000	231,399
Synchrony Credit Card Master Note Trust, Series 2014-1 Class A, 1.61% due 11/15/2020	AAA/Aaa	100,000	100,487
Synchrony Credit Card Master Note Trust, Series 2016-1 Class A, 2.04% due 3/15/2022	NR/Aaa	100,000	101,358

			896,474

OTHER ASSET BACKED — 9.73%
[b] Alterna Funding I, LLC, Series 2014-1A, 1.639% due 2/15/2021	NR/NR	37,485	36,548
[b] Ascentium Equipment Receivables, LLC, Series 2015-1A Class B, 2.26% due 6/10/2021	NR/Aaa	50,000	50,189
[b] BAMLL-DB Trust, Series 2012-OSI Class A, 2.343% due 4/13/2029	NR/Aaa	119,358	119,386
[b] BCC Funding Corp., Series 2016-1 Class A1, 1.10% due 9/20/2017	NR/NR	150,000	150,002
[b] CLI Funding, LLC, Series 2014-1A Class A, 3.29% due 6/18/2029	A/NR	76,300	74,346
[b] Dell Equipment Finance Trust, Series 2015-2 Class A3, 1.72% due 9/22/2020	AAA/Aaa	125,000	125,403
[b] Dell Equipment Finance Trust, Series 2016-1 Class A3, 1.65% due 7/22/2021	AAA/Aaa	200,000	199,492
[b] Diamond Resorts Owner Trust, Series 2014-1 Class A, 2.54% due 5/20/2027	A+/NR	135,479	135,589
[b] Dominos Pizza Master Issuer, LLC, Series 2012-1A Class A2, 5.216% due 1/25/2042	BBB+/Baa1	146,516	150,457
[b] Enterprise Fleet Financing LLC, Series 2016-2 Class A1, 0.85% due 7/20/2017	A-1+/NR	140,667	140,307
GE Dealer Floorplan Master Note Trust, Series 2012-2 Class A Floating Rate Note, 1.282% due 4/22/2019	NR/Aaa	100,000	100,198
[b] GTP Acquisition Partners I, LLC, Series 2015-1 Class A, 2.35% due 6/15/2045	NR/Aaa	100,000	99,610
Harley-Davidson Motorcycle Trust, Series 2015-2 Class A4, 1.66% due 12/15/2022	AAA/Aaa	100,000	100,608
[b] Hertz Fleet Lease Funding LP, Series 2016-1 Class A1 Floating Rate Note, 1.618% due 4/10/2030	NR/Aaa	200,000	200,468
MVW Owner Trust, Series 2013-1X Class A, 2.15% due 4/22/2030	A+/NR	37,296	37,231
[b] Navistar Financial Dealer Note Master Owner Trust II, Series 2014-1 Class A Floating Rate Note, 1.274% due 10/25/2019	NR/Aaa	100,000	100,025
[b] Navistar Financial Dealer Note Master Owner Trust II, Series 2015-1 Class A Floating Rate Note, 1.924% due 6/25/2020	NR/Aaa	71,000	70,884
[b] OnDeck Asset Securitization Trust II, LLC, Series 2016-1A Class A, 4.21% due 5/17/2020	BBB+/NR	100,000	99,876
[b] OneMain Financial Issuance Trust, Series 2016-2A Class A, 4.10% due 3/20/2028	A+/NR	100,000	102,933
[b] PFS Financing Corp., Series 2015-AA Class A Floating Rate Note, 1.144% due 4/15/2020	AAA/Aaa	100,000	99,312
[b] PFS Tax Lien Trust, Series 2014-1, 1.44% due 5/15/2029	AAA/NR	31,884	31,711
[b] SBA Tower Trust, Series 2012-1 Class C, 2.933% due 12/15/2042	NR/A2	100,000	100,555
[b] SBA Tower Trust, Series 2014-1A Class C, 2.898% due 10/15/2044	NR/A2	100,000	101,405
[b] Sierra Receivables Funding Co., LLC, Series 2012-1A Class A, 2.84% due 11/20/2028	A+/NR	16,724	16,761
[b] Sierra Receivables Funding Co., LLC, Series 2014-1A Class A, 2.07% due 3/20/2030	A/NR	26,022	25,820
[b] Sierra Receivables Funding Co., LLC, Series 2015-3A Class A, 2.58% due 9/20/2032	A/NR	57,489	57,714
[b] Tax Ease Funding, LLC, Series 2016-1A Class A, 3.131% due 6/15/2028	NR/NR	135,196	134,852

			2,661,682

RESIDENTIAL MTG TRUST — 0.61%
[b] B2R Mortgage Trust, Series 2015-2 Class A, 3.336% due 11/15/2048	NR/NR	97,910	99,978
[b] Nationstar HECM Loan Trust, Series 16-1A Class A, 2.981% due 2/25/2026	NR/Aaa	66,444	66,396

			166,374

STUDENT LOAN — 2.69%
[b] Navient Student Loan Trust, Series 2015-AA Class A1, 1.024% due 12/15/2021	NR/Aaa	20,595	20,580
[b] Pennsylvania Higher Education Assistance Agency, Series 2012-1A Class A1 Floating Rate Note, 1.075% due 5/25/2057	AA+/NR	56,670	55,821
[b] SLM Student Loan Trust, Series 2011-A Class A3 Floating Rate Note, 3.024% due 1/15/2043	AAA/Aaa	100,000	102,880
SLM Student Loan Trust, Series 2013-4 Class A Floating Rate Note, 1.074% due 6/25/2027	NR/Baa3	62,689	60,509
SLM Student Loan Trust, Series 2013-6 Class A2 Floating Rate Note, 1.025% due 2/25/2021	NR/Aaa	128,111	127,939
[b] SLM Student Loan Trust, Series 2013-B Class A2B Floating Rate Note, 1.624% due 6/17/2030	AAA/NR	200,000	200,098
[b] Social Professional Loan Program, LLC, Series 2014-A Class A1 Floating Rate Note, 2.124% due 6/25/2025	A/NR	116,349	118,601
[b] Social Professional Loan Program, LLC, Series 2014-B Class A2, 2.55% due 8/27/2029	A/A2	47,085	47,750
			734,178

TOTAL ASSET BACKED SECURITIES (Cost $7,650,416)			7,655,340

CORPORATE BONDS — 38.67%
AUTOMOBILES & COMPONENTS — 1.30%
Automobiles — 1.30%
[b] Daimler Finance North America, LLC, 2.45% due 5/18/2020	A-/A3	150,000	153,166
[b] Hyundai Capital America, 2.00% due 3/19/2018	A-/Baa1	50,000	50,284

28    Annual Reports

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Low Duration Income Fund	September 30, 2016

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
[b] Hyundai Capital America, 2.40% due 10/30/2018	A-/Baa1	$50,000	$50,695
[b] Nissan Motor Acceptance Corp., 1.95% due 9/12/2017	A-/A3	100,000	100,387

			354,532

BANKS — 3.63%
Banks — 3.63%
Bank of America Corp. Floating Rate Note, 1.72% due 1/15/2019	BBB+/Baa1	100,000	100,641
Citigroup, Inc., 1.70% due 4/27/2018	BBB+/Baa1	75,000	75,081
Citigroup, Inc., 2.50% due 7/29/2019	BBB+/Baa1	75,000	76,526
Fifth Third Bank, 2.30% due 3/15/2019	A-/A3	200,000	203,543
JPMorgan Chase & Co., 1.957% due 10/29/2020	A-/A3	125,000	127,340
[a] Mitsubishi UFJ Financial Group, Inc. Floating Rate Note, 2.722% due 3/1/2021	A/A1	200,000	207,259
[a] Santander UK plc Floating Rate Note, 2.336% due 3/14/2019	A/A1	100,000	101,686
Wells Fargo & Co. Floating Rate Note, 1.843% due 12/7/2020	A/A2	100,000	100,517

			992,593

CAPITAL GOODS — 1.12%
Construction & Engineering — 0.37%
URS Corp., 3.85% due 4/1/2017	BB-/NR	100,000	100,458
Industrial Conglomerates — 0.38%
Roper Technologies, Inc., 3.00% due 12/15/2020	BBB/Baa2	100,000	103,951
Machinery — 0.37%
Stanley Black & Decker, Inc., 2.451% due 11/17/2018	A-/Baa2	100,000	102,169

			306,578

COMMERCIAL & PROFESSIONAL SERVICES — 0.29%
Professional Services — 0.29%
Dun & Bradstreet, Inc., 4.00% due 6/15/2020	BBB-/NR	75,000	78,265

			78,265

CONSUMER DURABLES & APPAREL — 0.46%
Leisure Products — 0.46%
Mattel, Inc., 2.35% due 8/15/2021	BBB/Baa1	125,000	126,724

			126,724

CONSUMER SERVICES — 0.37%
Diversified Consumer Services — 0.37%
George Washington University, 4.411% due 9/15/2017	A+/A1	100,000	102,418

			102,418

DIVERSIFIED FINANCIALS — 4.17%
Capital Markets — 2.76%
[a] Deutsche Bank AG, 2.95% due 8/20/2020	BBB+/Baa2	75,000	72,273
Goldman Sachs Group, Inc. Floating Rate Note, 2.05% due 9/15/2020	BBB+/A3	100,000	100,566
Goldman Sachs Group, Inc. Floating Rate Note, 1.735% due 10/23/2019	BBB+/A3	50,000	50,271
Legg Mason, Inc., 2.70% due 7/15/2019	BBB/Baa1	100,000	101,673
Morgan Stanley, 2.80% due 6/16/2020	BBB+/A3	50,000	51,293
Morgan Stanley Floating Rate Note, 1.874% due 1/27/2020	BBB+/A3	75,000	75,782
State Street Corp. Floating Rate Note, 1.701% due 8/18/2020	A/A1	100,000	100,942
[a,b] UBS AG Jersey Floating Rate Note, 2.297% due 9/24/2020	A-/Baa2	200,000	203,037

Consumer Finance — 0.19%
Synchrony Financial, 3.00% due 8/15/2019	BBB-/NR	50,000	51,181

Diversified Financial Services — 1.22%
[b] Athene Global Funding, 2.875% due 10/23/2018	A-/NR	75,000	74,832
Intercontinental Exchange, Inc., 2.75% due 12/1/2020	A/A2	100,000	103,824
Moody’s Corp., 2.75% due 7/15/2019	BBB+/NR	50,000	51,433
S&P Global, Inc., 2.50% due 8/15/2018	NR/Baa1	50,000	50,789
S&P Global, Inc., 3.30% due 8/14/2020	NR/Baa1	50,000	52,486

			1,140,382

ENERGY — 2.50%
Oil, Gas & Consumable Fuels — 2.50%
[b] Chevron Phillips Chemical Co., LLC, Floating Rate Note, 1.507% due 5/1/2020	A-/A2	100,000	97,091

Annual Reports    29

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Low Duration Income Fund	September 30, 2016

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Exxon Mobil Corp., 2.222% due 3/1/2021	AA+/Aaa	$75,000	$76,637
Exxon Mobil Corp. Floating Rate Note, 1.622% due 3/1/2019	AA+/Aaa	75,000	75,729
Exxon Mobil Corp. Floating Rate Note, 1.429% due 2/28/2018	AA+/Aaa	50,000	50,367
[b] Kern River Funding Corp., 4.893% due 4/30/2018	A/A2	73,425	76,877
Marathon Petroleum Corp., 2.70% due 12/14/2018	BBB/Baa2	100,000	102,158
[a] Statoil ASA, 3.125% due 8/17/2017	A+/Aa3	200,000	203,215

			682,074

FOOD & STAPLES RETAILING — 0.16%
Food & Staples Retailing — 0.16%
Smith’s 1994-A3 Pass Through Trust, 9.20% due 7/2/2018	BBB/A2	41,538	44,868

			44,868

FOOD, BEVERAGE & TOBACCO — 3.34%
Beverages — 1.11%
Anheuser-Busch InBev Finance Inc. Floating Rate Note, 2.017% due 2/1/2021	A-/A3	150,000	153,951
Molson Coors Brewing Co., 2.10% due 7/15/2021	BBB-/Baa3	150,000	151,380

Food Products — 1.85%
General Mills, Inc., 1.40% due 10/20/2017	BBB+/A3	50,000	50,118
Ingredion, Inc., 1.80% due 9/25/2017	BBB/Baa2	100,000	100,218
Kraft Heinz Foods Co., 1.60% due 6/30/2017	BBB-/Baa3	250,000	250,506
Mead Johnson Nutrition Co., 3.00% due 11/15/2020	BBB-/Baa1	100,000	104,151

Tobacco — 0.38%
Altria Group, Inc., 2.625% due 1/14/2020	A-/A3	100,000	103,450

			913,774

HEALTH CARE EQUIPMENT & SERVICES — 2.01%
Health Care Equipment & Supplies — 0.91%
Medtronic, Inc., 0.919% due 2/27/2017	A/A3	250,000	250,091

Health Care Providers & Services — 1.10%
Catholic Health Initiatives, 1.60% due 11/1/2017	A-/A3	100,000	100,195
[b] Roche Holding, Inc. Floating Rate Note, 0.971% due 9/30/2019	AA/A1	200,000	199,915

			550,201

INSURANCE — 0.84%
Insurance — 0.84%
[b] Principal Life Global Funding II, 1.50% due 9/11/2017	A+/A1	50,000	50,126
[b] Principal Life Global Funding II, 2.375% due 9/11/2019	A+/A1	50,000	51,063
[b] Reliance Standard Life Insurance Co., 3.05% due 1/20/2021	A/A2	25,000	25,734
[b] Reliance Standard Life Insurance Co., 2.50% due 4/24/2019	A/A2	100,000	101,675

			228,598

MATERIALS — 0.19%
Chemicals — 0.19%
Airgas, Inc., 3.05% due 8/1/2020	A-/A3	50,000	51,889

			51,889

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 2.49%
Biotechnology — 0.38%
Gilead Sciences, Inc., 2.55% due 9/1/2020	A/A3	100,000	103,290

Pharmaceuticals — 2.11%
[a] Actavis Funding SCS, 2.35% due 3/12/2018	BBB/Baa3	60,000	60,619
[a] Actavis Funding SCS Floating Rate Note, 2.10% due 3/12/2020	BBB/Baa3	60,000	61,009
[b] EMD Finance, LLC Floating Rate Note, 1.207% due 3/17/2017	A/Baa1	275,000	275,117
[a,b] Mylan N.V., 3.00% due 12/15/2018	BBB-/Baa3	100,000	102,205
Zoetis, Inc., 3.45% due 11/13/2020	BBB-/Baa2	75,000	78,399

			680,639

REAL ESTATE — 0.37%
Equity Real Estate Investment Trusts — 0.37%
Select Income REIT, 2.85% due 2/1/2018	BBB-/Baa2	100,000	100,594

			100,594

30    Annual Reports

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Low Duration Income Fund	September 30, 2016

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
SOFTWARE & SERVICES — 3.41%
Information Technology Services — 1.50%
Fidelity National Information Services, Inc., 2.85% due 10/15/2018	BBB/Baa3	$150,000	$153,939
Fiserv, Inc., 2.70% due 6/1/2020	BBB/Baa2	100,000	103,111
Total System Services, Inc., 3.80% due 4/1/2021	BBB-/Baa3	50,000	53,058
Total System Services, Inc., 2.375% due 6/1/2018	BBB-/Baa3	100,000	100,818

Internet Software & Services — 0.43%
eBay, Inc., 2.50% due 3/9/2018	BBB+/Baa1	115,000	116,627

Software — 1.48%
Autodesk, Inc., 3.125% due 6/15/2020	BBB/Baa2	100,000	102,999
CA Technologies, Inc., 2.875% due 8/15/2018	BBB+/Baa2	125,000	127,385
Oracle Corp., 1.90% due 9/15/2021	AA-/A1	175,000	175,444

			933,381

TECHNOLOGY HARDWARE & EQUIPMENT — 1.68%
Communications Equipment — 0.93%
Cisco Systems, Inc. Floating Rate Note, 1.411% due 2/21/2018	AA-/A1	150,000	150,868
Juniper Networks, Inc., 3.30% due 6/15/2020	BBB/Baa2	100,000	103,691

Technology, Hardware, Storage & Peripherals — 0.75%
Apple, Inc. Floating Rate Note, 1.637% due 2/22/2019	AA+/Aa1	50,000	50,777
Apple, Inc. Floating Rate Note, 1.947% due 2/23/2021	AA+/Aa1	50,000	51,513
[b] Hewlett Packard Enterprise Co. Floating Rate Note, 2.583% due 10/5/2018	BBB/Baa2	100,000	101,682

			458,531

TELECOMMUNICATION SERVICES — 2.37%
Diversified Telecommunication Services — 1.64%
AT&T, Inc., 2.45% due 6/30/2020	BBB+/Baa1	100,000	101,848
AT&T, Inc., 1.561% due 6/30/2020	BBB+/Baa1	50,000	50,432
AT&T, Inc., 1.739% due 11/27/2018	BBB+/Baa1	50,000	50,577
Verizon Communications, Inc. Floating Rate Note, 1.627% due 6/17/2019	BBB+/Baa1	100,000	100,981
Verizon Communications, Inc. Floating Rate Note, 2.606% due 9/14/2018	BBB+/Baa1	140,000	143,677

Wireless Telecommunication Services — 0.73%
[a] Vodafone Group plc, 1.25% due 9/26/2017	BBB+/Baa1	200,000	199,506

			647,021

TRANSPORTATION — 1.12%
Air Freight & Logistics — 0.11%
[b] FedEx Corp. 2012 Pass-Through Trust, 2.625% due 1/15/2018	BBB/Baa1	29,097	29,228

Airlines — 0.63%
American Airlines Group, Inc., 4.95% due 7/15/2024	A/NR	159,823	173,808

Road & Rail — 0.38%
[b] Penske Truck Leasing Co. LP/PTL Finance Corp., 3.20% due 7/15/2020	BBB-/Baa3	100,000	103,480

			306,516

UTILITIES — 6.85%
Electric Utilities — 6.02%
Cleveland Electric Illuminating Co., 7.88% due 11/1/2017	BBB+/Baa1	185,000	196,740
Commonwealth Edison Co., 6.15% due 9/15/2017	A-/A2	165,000	172,457
Duke Energy Corp. Floating Rate Note, 1.034% due 4/3/2017	BBB+/Baa1	200,000	200,209
Duke Energy Florida Project Finance, LLC, 1.196% due 3/1/2022	AAA/Aaa	250,000	249,472
[a,b] Electricite de France S.A., 2.15% due 1/22/2019	A-/A3	100,000	101,421
[a,b] Electricite de France S.A. Floating Rate Note, 1.156% due 1/20/2017	A-/A3	215,000	215,099
[a,b] Enel Finance International S.A., 6.25% due 9/15/2017	BBB/Baa2	100,000	104,408
Exelon Corp., 1.55% due 6/9/2017	BBB-/Baa2	50,000	50,038
Exelon Corp., 2.85% due 6/15/2020	BBB-/Baa2	50,000	51,844
NextEra Energy Capital Holdings, Inc., 1.586% due 6/1/2017	BBB+/Baa1	100,000	100,181
Southern Power Co., 2.375% due 6/1/2020	BBB+/Baa1	100,000	101,916
The Southern Co., 2.45% due 9/1/2018	BBB+/Baa2	100,000	101,935

Gas Utilities — 0.36%
Spire, Inc. Floating Rate Note, 1.567% due 8/15/2017	BBB+/Baa2	100,000	99,738

Annual Reports    31

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Low Duration Income Fund	September 30, 2016

Issuer-Description	Credit Rating† S&P/ Moody’s	Principal Amount	Value
Multi-Utilities — 0.47%
Dominion Gas Holdings, LLC, 2.50% due 12/15/2019	BBB+/A2	$100,000	$102,698
Dominion Resources, Inc., 1.25% due 3/15/2017	BBB/Baa2	25,000	24,979

			1,873,135

TOTAL CORPORATE BONDS (Cost $10,442,865)			10,572,714

CONVERTIBLE BONDS — 0.18%
REAL ESTATE — 0.18%
Equity Real Estate Investment Trusts — 0.18%
[b] IAS Operating Partnership LP, 5.00% due 3/15/2018	NR/NR	50,000	50,000

TOTAL CONVERTIBLE BONDS (Cost $48,442)			50,000

MUNICIPAL BONDS — 0.99%
JobsOhio Beverage System, 2.217% due 1/1/2019 (State Liquor Enterprise)	AA/Aa3	100,000	102,275
Louisiana Local Government Environmental Facilities and Community Development Authority, 1.66% due 2/1/2022 (Louisiana Utilities Restoration)	AAA/Aaa	66,151	66,776
Sandoval County, New Mexico, 1.452% due 6/1/2017	A+/NR	100,000	100,304

TOTAL MUNICIPAL BONDS (Cost $264,084)			269,355

SHORT TERM INVESTMENTS — 4.99%
[d] Thornburg Capital Management Fund		136,327	1,363,270

TOTAL SHORT TERM INVESTMENTS (Cost $1,363,270)			1,363,270

TOTAL INVESTMENTS — 99.98% (Cost $27,156,343)			$27,334,098
OTHER ASSETS LESS LIABILITIES — 0.02%			6,814

NET ASSETS — 100.00%			$27,340,912

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred subsequent to the reporting period end. Bonds issued with a maturity of one year or less are assigned Moody’s ratings from MIG-1 to MIG-4 and Standard and Poor’s ratings from SP-1+ to SP-3 with MIG-1 and SP-1+ being the strongest ratings.
a	Yankee bond denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
b	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2016, the aggregate value of these securities in the Fund’s portfolio was $7,874,400, representing 28.8% of the Fund’s net assets.
c	Security currently fair valued by the Valuation and Pricing Committee using procedures approved by the Trustees’ Audit Committee.
d	Investment in Affiliates - Shown below are holdings of voting securities of each portfolio company which is considered “affiliated” to the Fund under the Investment Company Act of 1940, including companies for which the Fund’s holding represented 5% or more of the company’s voting securities, and a series of the Thornburg Investment Trust in which the Fund invested for cash management purposes during the period:

Issuer	Shares/ Principal September 30, 2015	Gross Additions	Gross Reductions	Shares/ Principal September 30, 2016	Market Value September 30, 2016	Investment Income	Realized Gain (Loss)
Thornburg Capital Management Fund	307,812	2,012,386	2,183,871	136,327	$1,363,270	$11,389	$—

Total non-controlled affiliated issuers - 4.99% of net assets					$1,363,270	$11,389	$—

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

CMO	Collateralized Mortgage Obligation
Mtg	Mortgage
REIT	Real Estate Investment Trust
SBA	Small Business Administration

See notes to financial statements.

32    Annual Reports

STATEMENTS OF ASSETS AND LIABILITIES

September 30, 2016

	Thornburg Limited Term U.S. Government Fund	Thornburg Limited Term Income Fund	Thornburg Low Duration Income Fund
ASSETS
Investments at value (Note 3)
Non-affiliated issuers (cost $320,455,962, $4,604,767,695, and $25,793,073, respectively)	$325,083,790	$4,684,487,008	$25,970,828
Non-controlled affiliated issuer (cost $0, $0, and $1,363,270, respectively)	—	—	1,363,270
Cash	9,260,334	32,821,234	1,931
Receivable for investments sold	—	145,000	—
Receivable for fund shares sold	498,225	24,202,487	17
Receivable from investment advisor	—	—	2,236
Dividends receivable	—	—	901
Interest receivable	1,042,697	24,874,971	78,943
Prepaid expenses and other assets	74,867	132,886	16,806

Total Assets	335,959,913	4,766,663,586	27,434,932

LIABILITIES
Payable for investments purchased	—	—	901
Payable for fund shares redeemed	347,295	9,468,591	6,581
Payable to investment advisor and other affiliates (Note 4)	169,424	2,136,261	—
Accounts payable and accrued expenses	—	376,679	85,717
Dividends payable	59,885	811,198	821

Total Liabilities	576,604	12,792,729	94,020

NET ASSETS	$335,383,309	$4,753,870,857	$27,340,912

NET ASSETS CONSIST OF
Undistributed (distribution in excess of) net investment income	$(72,544)	$(502,475)	$1,695
Net unrealized appreciation on investments	4,627,828	79,719,313	177,755
Accumulated net realized gain (loss)	(9,444,330)	(2,571,511)	(7,521)
Net capital paid in on shares of beneficial interest	340,272,355	4,677,225,530	27,168,983

	$335,383,309	$4,753,870,857	$27,340,912

Annual Reports    33

STATEMENTS OF ASSETS AND LIABILITIES, CONTINUED

September 30, 2016

	Thornburg Limited Term U.S. Government Fund	Thornburg Limited Term Income Fund	Thornburg Low Duration Income Fund
NET ASSET VALUE
Class A Shares:*
Net asset value and redemption price per share ($111,873,997, $1,111,441,039, and $10,235,024 applicable to 8,440,211, 82,238,882, and 821,716 shares of beneficial interest outstanding - Note 5)	$13.25	$13.51	$12.46
Maximum sales charge, 1.50% of offering price	0.20	0.21	0.19

Maximum offering price per share	$13.45	$13.72	$12.65

Class C Shares:
Net asset value and offering price per share** ($48,368,951 and $667,680,092 applicable to 3,627,432 and 49,483,736 shares of beneficial interest outstanding - Note 5)	$13.33	$13.49	$—

Class I Shares:
Net asset value, offering and redemption price per share ($144,437,047, $2,792,249,017, and $17,105,888 applicable to 10,896,562, 206,573,248, and 1,373,595 shares of beneficial interest outstanding - Note 5)	$13.26	$13.52	$12.45

Class R3 Shares:
Net asset value, offering and redemption price per share ($28,036,543 and $104,309,197 applicable to 2,113,966 and 7,712,537 shares of beneficial interest outstanding - Note 5)	$13.26	$13.52	$—

Class R4 Shares:
Net asset value, offering and redemption price per share ($2,096,792 and $6,327,511 applicable to 158,223 and 468,462 shares of beneficial interest outstanding - Note 5)	$13.25	$13.51	$—

Class R5 Shares:
Net asset value, offering and redemption price per share ($569,979 and $71,864,001 applicable to 42,935 and 5,318,049 shares of beneficial interest outstanding - Note 5)	$13.28	$13.51	$—

*	Class B shares were converted to Class A shares on August 29, 2016.
**	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

34    Annual Reports

STATEMENTS OF OPERATIONS

Year Ended September 30, 2016

	Thornburg Limited Term U.S. Government Fund	Thornburg Limited Term Income Fund	Thornburg Low Duration Income Fund
INVESTMENT INCOME
Dividend income non-controlled affiliated issuer	$—	$—	$11,389
Interest income (net of premium amortized of $819,235, $8,446,939, and $68,510 and net of paydown losses of $913,323, $2,899,359, and $9,597, respectively)	6,295,092	112,892,580	354,784

Total Income	6,295,092	112,892,580	366,173

EXPENSES
Investment advisory fees (Note 4)	1,181,685	14,609,966	91,362
Administration fees (Note 4)
Class A Shares	136,974	1,328,038	13,121
Class B Shares	188	—	—
Class C Shares	62,089	795,401	—
Class I Shares	65,137	1,159,376	6,172
Class R3 Shares	27,744	157,661	—
Class R4 Shares	1,772	6,544	—
Class R5 Shares	914	36,451	—
Distribution and service fees (Note 4)
Class A Shares	273,949	2,656,076	21,072
Class B Shares	1,496	—	—
Class C Shares	248,503	3,187,805	—
Class R3 Shares	110,902	625,165	—
Class R4 Shares	3,553	13,117	—
Transfer agent fees
Class A Shares	91,686	1,156,410	28,305
Class B Shares	3,901	—	—
Class C Shares	51,786	500,010	—
Class I Shares	90,385	1,708,544	4,967
Class R3 Shares	35,690	118,319	—
Class R4 Shares	4,882	42,157	—
Class R5 Shares	7,199	196,084	—
Registration and filing fees
Class A Shares	24,803	44,458	26,191
Class B Shares	14,028	—	—
Class C Shares	19,741	31,233	—
Class I Shares	33,790	189,908	26,412
Class R3 Shares	19,228	19,090	—
Class R4 Shares	22,147	21,997	—
Class R5 Shares	21,337	22,037	—
Custodian fees (Note 2)	74,116	402,152	44,277
Professional fees	54,698	121,435	62,377
Accounting fees (Note 4)	10,674	149,440	702
Trustee fees	13,941	185,150	1,036
Other expenses	10,565	245,535	2,484

Total Expenses	2,719,503	29,729,559	328,478
Less:
Fees waived by investment advisor (Note 4)	—	—	(90,941)
Expenses reimbursed by investment advisor (Note 4)	(141,467)	(277,116)	(106,739)

Net Expenses	2,578,036	29,452,443	130,798

Net Investment Income	$3,717,056	$83,440,137	$235,375

Annual Reports    35

STATEMENTS OF OPERATIONS, CONTINUED

Year Ended September 30, 2016

	Thornburg Limited Term U.S. Government Fund	Thornburg Limited Term Income Fund	Thornburg Low Duration Income Fund
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on non-affiliated issuer investments	$431,056	$368,703	$3,535
Net change in unrealized appreciation (depreciation) on non-affiliated issuer investments	624,568	67,630,273	163,252

Net Realized and Unrealized Gain	1,055,624	67,998,976	166,787

Net Increase in Net Assets Resulting from Operations	$4,772,680	$151,439,113	$402,162

See notes to financial statements.

36    Annual Reports

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Limited Term U.S. Government Fund

	Year Ended September 30, 2016	Year Ended September 30, 2015
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$3,717,056	$3,153,913
Net realized gain (loss) on investments	431,056	185,164
Net unrealized appreciation (depreciation) on investments	624,568	1,226,277

Net Increase (Decrease) in Net Assets Resulting from Operations	4,772,680	4,565,354

DIVIDENDS TO SHAREHOLDERS
From net investment income
Class A Shares	(1,621,961)	(1,998,645)
Class B Shares	(213)	(1,634)
Class C Shares	(599,665)	(673,384)
Class I Shares	(2,370,502)	(1,613,526)
Class R3 Shares	(314,773)	(223,583)
Class R4 Shares	(20,171)	(2,013)
Class R5 Shares	(31,611)	(40,628)

FUND SHARE TRANSACTIONS (NOTE 5)
Class A Shares	6,979,231	(28,020,798)
Class B Shares*	(146,065)	(569,272)
Class C Shares	1,598,490	(4,206,537)
Class I Shares	31,721,059	43,553,428
Class R3 Shares	11,722,796	2,569,073
Class R4 Shares	1,392,817	689,938
Class R5 Shares	(1,602,542)	313,658

Net Increase in Net Assets	51,479,570	14,341,431

NET ASSETS
Beginning of Year	283,903,739	269,562,308

End of Year	$335,383,309	$283,903,739

Undistributed (distribution in excess of) net investment income	$(72,544)	$40,558

*	Class B shares converted to Class A shares on August 29, 2016.

See notes to financial statements.

Annual Reports    37

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Limited Term Income Fund

	Year Ended September 30, 2016	Year Ended September 30, 2015
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$83,440,137	$72,828,989
Net realized gain (loss) on investments	368,703	2,898,742
Net unrealized appreciation (depreciation) on investments	67,630,273	(26,307,541)

Net Increase (Decrease) in Net Assets Resulting from Operations	151,439,113	49,420,190

DIVIDENDS TO SHAREHOLDERS
From net investment income
Class A Shares	(20,118,725)	(19,108,273)
Class C Shares	(10,624,842)	(10,876,303)
Class I Shares	(52,073,916)	(42,187,380)
Class R3 Shares	(2,231,397)	(2,507,503)
Class R4 Shares	(92,837)	(45,910)
Class R5 Shares	(1,551,920)	(693,620)
From realized gains
Class A Shares	—	(4,830,351)
Class C Shares	—	(3,183,519)
Class I Shares	—	(8,807,696)
Class R3 Shares	—	(673,050)
Class R4 Shares	—	(477)
Class R5 Shares	—	(93,460)

FUND SHARE TRANSACTIONS (NOTE 5)
Class A Shares	117,352,214	82,366,188
Class C Shares	46,797,603	25,363,704
Class I Shares	773,360,293	426,827,856
Class R3 Shares	(70,153,200)	54,628,845
Class R4 Shares	2,318,125	3,896,559
Class R5 Shares	(25,337,098)	79,873,082

Net Increase in Net Assets	909,083,413	629,368,882

NET ASSETS
Beginning of Year	3,844,787,444	3,215,418,562

End of Year	$4,753,870,857	$3,844,787,444

Distribution in excess of net investment income	$(502,475)	$(83,528)

See notes to financial statements.

38    Annual Reports

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Low Duration Income Fund

	Year Ended September 30, 2016	Year Ended September 30, 2015
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$235,375	$103,665
Net realized gain (loss) on investments	3,535	(1,200)
Net unrealized appreciation (depreciation) on investments	163,252	(10,894)

Net Increase (Decrease) in Net Assets Resulting from Operations	402,162	91,571

DIVIDENDS TO SHAREHOLDERS
From net investment income
Class A Shares	(98,936)	(62,161)
Class I Shares	(145,144)	(41,488)

FUND SHARE TRANSACTIONS (NOTE 5)
Class A Shares	230,729	3,274,840
Class I Shares	8,956,507	4,356,593

Net Increase in Net Assets	9,345,318	7,619,355

NET ASSETS
Beginning of Year	17,995,594	10,376,239

End of Year	$27,340,912	$17,995,594

Undistributed net investment income	$1,695	$2,542

See notes to financial statements.

Annual Reports    39

NOTES TO FINANCIAL STATEMENTS

September 30, 2016

NOTE 1 – ORGANIZATION

Thornburg Limited Term U.S. Government Fund (the “Government Fund”), Thornburg Limited Term Income Fund (the “Income Fund”) and Thornburg Low Duration Income Fund (the “Low Duration Fund”), collectively the (“Funds”), are diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Funds are currently three of twenty separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Funds’ primary objectives are to obtain as high a level of current income as is consistent, in the view of Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”), with the preservation of capital. As a secondary objective, the Government Fund and the Income Fund seek to reduce changes in their share prices compared to longer term portfolios.

The Government Fund currently has six classes of shares of beneficial interest: Class A, Class C, Institutional Class (“Class I”), and Retirement Classes (“Class R3,” “Class R4,” and “Class R5”). The Fund converted outstanding Class B shares into Class A shares on August 29, 2016. There was no contingent deferred sales charge for this redemption.

The Income Fund currently offers six classes of shares of beneficial interest outstanding, Class A, Class C, Institutional Class (“Class I”), and Retirement Classes (“Class R3,” “Class R4,” and “Class R5”).

The Low Duration Fund currently offers two classes of shares of beneficial interest outstanding, Class A and Institutional Class (“Class I”).

Each class of shares of the Funds represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class B shares were sold at net asset value without a sales charge at the time of purchase, but were subject to a contingent deferred sales charge upon redemption and bear both a service fee and distribution fee, (iii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iv) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (v) Class R3 shares are sold at net asset value without a sales charge, but bear both a service fee and a distribution fee, (vi) Class R4 shares are sold at net asset value without a sales charge at the time of purchase but bear a service fee, (vii) Class R5 shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (viii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, each Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Funds are limited to distribution and service fees, administration fees, and certain registration and transfer agent expenses.

The following is a summary of significant accounting policies followed by the Funds in the preparation of its financial statements. Each Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.

Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.

Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by the Advisor. Dividends are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.

Investment Income: Interest income is accrued as earned. Premiums and discounts are amortized or accreted, respectively, to call dates or maturity dates using the effective yield method of the respective investments, which is included in interest income on the Statement of Operations. Dividend income is recorded on the ex-dividend date.

40    Annual Reports

NOTES TO FINANCIAL STATEMENTS, CONTINUED

September 30, 2016

Custodian Fees: Custodian fees disclosed in the Statement of Operations may include interest expenses incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on any such cash overdraft at a rate equal to 2.50% of the overdraft amount in excess of $50,000.

Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to each Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.

The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed each uncertain tax position believed to be material in the preparation of the Fund’s financial statements for the fiscal year ended September 30, 2016, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Fund has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities.

At September 30, 2016, information on the tax components of capital was as follows:

	Government Fund	Income Fund	Low Duration Fund
Cost of investments for tax purposes	$320,469,349	$4,605,086,797	$27,156,737

Gross unrealized appreciation on a tax basis	$5,214,495	$93,565,760	$214,557
Gross unrealized depreciation on a tax basis	(600,054)	(14,165,549)	(37,196)

Net unrealized appreciation (depreciation) on investments (tax basis)	$4,614,441	$79,400,211	$177,361

Temporary book tax adjustments to the cost of investments and net unrealized appreciation (depreciation) for tax purposes result primarily from deferral of outstanding wash sale losses and outstanding Treasury Inflation-Protected Securities (“TIPS”) deflation adjustments.

At September 30, 2016, the Funds had deferred tax basis capital losses occurring subsequent to October 31, 2015 through September 30, 2016 as follows. For tax purposes, such losses will be recognized in the year ending September 30, 2017:

	Government Fund	Income Fund	Low Duration Fund
Deferred tax basis capital losses	$562,103	$—	$4,028

Annual Reports    41

NOTES TO FINANCIAL STATEMENTS, CONTINUED

September 30, 2016

At September 30, 2016, the Government Fund had cumulative tax basis capital losses of $8,758,031, (of which $2,091,263 are short-term and $6,666,768 are long-term) generated after September 30, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire, but are required to be utilized to offset future gains prior to the utilization of losses generated prior to October 1, 2011.

At September 30, 2016, the Government Fund had cumulative tax basis capital losses generated prior to October 1, 2011 which may expire prior to utilization.

Capital loss carryforwards generated prior to October 31, 2011 expire as follows:

2018	$17,316
2019	106,151

$123,467

At September 30, 2016, the Income Fund had cumulative tax basis capital losses of $2,252,409, (of which $0 are short-term and $2,252,409 are long-term) generated after September 30, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire.

At September 30, 2016, the Low Duration Fund had cumulative tax basis capital losses of $3,471, (of which $0 are short-term and $3,471 are long-term) generated after September 30, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carry-forwards do not expire.

In order to account for permanent book to tax differences, the Government Fund decreased distribution in excess of net investment income by $1,128,738, increased accumulated net realized gain (loss) by $1,110,135, and decreased net capital paid in on shares of beneficial interest by $18,603. The Income Fund decreased distribution in excess of net investment income by $2,834,553 and decreased accumulated net realized gain (loss) by $2,834,553. The Low Duration Fund increased distribution in excess of net investment income by $7,858 and decreased accumulated net realized gain (loss) by $7,858. Reclassifications have no impact upon the net asset value of the Funds and result primarily from paydown gains and losses and redesignation of distributions.

At September 30, 2016, the Funds had undistributed tax basis ordinary investment income and undistributed tax basis capital gains as follows:

	Government Fund	Income Fund	Low Duration Fund
Undistributed tax basis ordinary investment income	$—	$308,723	$2,888
Undistributed tax basis capital gains	$—	$—	$—

The tax character of distributions paid for the Funds during the years ended September 30, 2016, and September 30, 2015, was as follows:

	Government Fund		Income Fund		Low Duration Fund
	2016	2015	2016	2015	2016	2015
Distributions from:
Ordinary income	$4,940,293	$4,553,413	$86,693,637	$78,665,311	$244,080	$103,649
Return of capital	18,603	—	—	—	—	—
Capital gains	—	—	—	14,342,231	—	—

Total	$4,958,896	$4,553,413	$86,693,637	$93,007,542	$244,080	$103,649

NOTE 3 – SECURITY VALUATION

Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.

The Trustees of the Trust have appointed the Advisor to assist the Trustees in obtaining market values for portfolio investments, evaluate and monitor professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing

42    Annual Reports

NOTES TO FINANCIAL STATEMENTS, CONTINUED

September 30, 2016

Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.

In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Securities: Debt obligations held by the Funds which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.

In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Funds, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider merits review for significant reasons, the Committee decides whether or not to use the valuation calculated by the pricing service provider or to use an alternative method approved by the Audit Committee to calculate a fair value for the obligation.

Valuation Hierarchy: The Funds categorize investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.

Various inputs are used in calculating valuations for a Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).

Valuations for debt obligations held by a Fund are typically calculated by pricing service providers approved by the Audit Committee and are characterized as Level 2 within the valuation hierarchy.

In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.

Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and a Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.

Annual Reports    43

NOTES TO FINANCIAL STATEMENTS, CONTINUED

September 30, 2016

GOVERNMENT FUND

The following table displays a summary of the fair value hierarchy measurements of the Government Fund’s investments as of September 30, 2016. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements At September 30, 2016
	Total	Level 1	Level 2	Level 3(a)
Assets
Investments in Securities
U.S. Treasury Securities	$83,244,751	$79,228,886	$4,015,865	$—
U.S. Government Agencies	61,213,653	—	58,350,232	2,863,421
Mortgage Backed	155,426,320	—	155,426,320	—
Short Term Investments	25,199,066	—	25,199,066	—

Total Investments in Securities	$325,083,790	$79,228,886	$242,991,483	$2,863,421

(a)	In accordance with the guidance prescribed in Accounting Standards Update (“ASU”) No. 2011-04, a portfolio security characterized as a Level 3 investment was fair valued by the Committee using a yield of 1.70% based upon a third party vendor projection of discounted cash flows.

In accordance with the guidance prescribed in ASU No. 2011-04, it is the policy of the Fund to recognize transfers between levels and those underlying events which caused the movement. The Fund recognized no transfers between Levels 1 and 2 for the year ended September 30, 2016.

A rollforward of fair value measurements using significant unobservable inputs (Level 3) for the year ended September 30, 2016 is as follows:

	U.S. Government Agencies	Total(d)
Beginning Balance 9/30/2015	$2,108,287	$2,108,287
Accrued Discounts (Premiums)	425	425
Net Realized Gain (Loss)(a)	226,696	226,696
Gross Purchases	3,000,000	3,000,000
Gross Sales	(2,375,038)	(2,375,038)
Net Change in Unrealized Appreciation (Depreciation)(b)(c)	(96,949)	(96,949)
Transfers into Level 3	—	—
Transfers out of Level 3	—	—

Ending Balance 9/30/2016	$2,863,421	$2,863,421

(a)	Amount of net realized gain (loss) from investments recognized in income is included in the Fund’s Statement of Operations for the year ended September 30, 2016.
(b)	Amount of net change in unrealized appreciation (depreciation) on investments recognized in income is included in the Fund’s Statement of Operations for the year ended September 30, 2016.
(c)	The net change in unrealized appreciation (depreciation) attributable to securities owned at September 30, 2016, which were valued using significant unobservable inputs, was $88,788. This is included within net change in unrealized appreciation (depreciation) on investments in the Fund’s the Statement of Operations for the year ended September 30, 2016.
(d)	Level 3 investments represent 0.85% of total net assets at the year ended September 30, 2016. Significant fluctuations of the unobservable inputs applied to portfolio securities characterized as Level 3 investments could be expected to increase or decrease the fair value of these portfolio securities.

44    Annual Reports

NOTES TO FINANCIAL STATEMENTS, CONTINUED

September 30, 2016

INCOME FUND

The following table displays a summary of the fair value hierarchy measurements of the Income Fund’s investments as of September 30, 2016. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements At September 30, 2016
	Total	Level 1	Level 2	Level 3(a)
Assets
Investments in Securities
U.S. Treasury Securities	$103,192,116	$103,192,116	$—	$—
U.S. Government Agencies	244,532,303	—	240,992,303	3,540,000
Other Government	74,058,241	—	74,058,241	—
Mortgage Backed	188,255,811	—	188,255,811	—
Asset Backed Securities	1,118,461,558	—	1,108,794,384	9,667,174
Corporate Bonds	2,218,747,875	—	2,218,747,875	—
Convertible Bonds	19,950,000	—	19,950,000	—
Municipal Bonds	121,458,081	—	121,458,081	—
Short Term Investments	595,831,023	—	595,831,023	—

Total Investments in Securities	$4,684,487,008	$103,192,116	$4,568,087,718	$13,207,174

(a)	In accordance with the guidance prescribed in Accounting Standards Update (“ASU”) No. 2011-04, unadjusted broker quotes were applied to $2,237,813 portfolio securities characterized as Level 3 investments at September 30, 2016. The following table displays a summary of the valuation techniques and unobservable inputs used to value portfolio securities characterized as Level 3 investments, where no unadjusted broker quotes were available at September 30, 2016:

	Fair Value At September 30, 2016	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
U.S. Government Agencies	$3,540,000	Market comparable securities yield method	Yields of comparable securities	2.32% (N/A	)
Asset Backed Securities	7,429,361	Cost basis	Cost basis	$99.99 (N/A	)

Total	$10,969,361

In accordance with the guidance prescribed in ASU No. 2011-04, it is the policy of the Fund to recognize transfers between levels and those underlying events which caused the movement. The Fund recognized no transfers between Levels 1 and 2 for the year ended September 30, 2016.

A rollforward of fair value measurements using significant unobservable inputs (Level 3) for the year ended September 30, 2016 is as follows:

	Asset Backed Securities	U.S. Government Agencies	Total(e)
Beginning Balance 9/30/2015	$21,798,405	$5,300,096	$27,098,501
Accrued Discounts (Premiums)	16,997	(39,325)	(22,328)
Net Realized Gain (Loss)(a)	71,085	207,817	278,902
Gross Purchases	7,429,361	—	7,429,361
Gross Sales	(532,000)	(1,970,532)	(2,502,532)
Net Change in Unrealized
Appreciation (Depreciation)(b)(c)	(28,805)	41,944	13,139
Transfers into Level 3(d)	—	—	—
Transfers out of Level 3(d)	(19,087,869)	—	(19,087,869)

Ending Balance 9/30/2016	$9,667,174	$3,540,000	$13,207,174

(a)	Amount of net realized gain (loss) from investments recognized in income is included in the Fund’s Statement of Operations for the year ended September 30, 2016.
(b)	Amount of net change in unrealized appreciation (depreciation) on investments recognized in income is included in the Fund’s Statement of Operations for the year ended September 30, 2016.
(c)	The net change in unrealized appreciation (depreciation) attributable to securities owned at September 30, 2016, which were valued using significant unobservable inputs, was $183,411. This is included within net change in unrealized appreciation (depreciation) on investments in the Fund’s the Statement of Operations for the year ended September 30, 2016.
(d)	Transfers into or out of Level 3 were out of or into Level 2, and were due to changes in other significant observable inputs available during the year ended September 30, 2016. Transfers into or out of Level 3 are based on the beginning market value of the period in which they occurred.
(e)	Level 3 investments represent 0.28% of total net assets at the year ended September 30, 2016. Significant fluctuations of the unobservable inputs applied to portfolio securities characterized as Level 3 investments could be expected to increase or decrease the fair value of these portfolio securities.

Annual Reports    45

NOTES TO FINANCIAL STATEMENTS, CONTINUED

September 30, 2016

LOW DURATION FUND

The following table displays a summary of the fair value hierarchy measurements of the Low Duration Fund’s investments as of September 30, 2016. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements At September 30, 2016
	Total	Level 1	Level 2	Level 3(a)
Assets
Investments in Securities
U.S. Treasury Securities	$6,247,166	$6,247,166	$—	$—
U.S. Government Agencies	476,868	—	476,868	—
Mortgage Backed	699,385	—	699,385	—
Asset Backed Securities	7,655,340	—	7,585,346	69,994
Corporate Bonds	10,572,714	—	10,572,714	—
Convertible Bonds	50,000	—	50,000	—
Municipal Bonds	269,355	—	269,355	—
Short Term Investments	1,363,270	1,363,270	—	—

Total Investments in Securities	$27,334,098	$7,610,436	$19,653,668	$69,994

(a)	In accordance with the guidance prescribed in Accounting Standards Update (“ASU”) No. 2011-04, a portfolio security characterized as a Level 3 investment was fair valued by the Committee using cost basis of $99.99.

In accordance with the guidance prescribed in ASU No. 2011-04, it is the policy of the Fund to recognize transfers between levels and those underlying events which caused the movement. The Fund recognized no transfers between Levels 1 and 2 for the year ended September 30, 2016.

A rollforward of fair value measurements using significant unobservable inputs (Level 3) for the year ended September 30, 2016 is as follows:

	Asset Backed Securities	Total(a)
Beginning Balance 9/30/2015	$—	$—
Accrued Discounts (Premiums)	—	—
Net Realized Gain (Loss)	—	—
Gross Purchases	69,994	69,994
Gross Sales	—	—
Net Change in Unrealized
Appreciation (Depreciation)	—	—
Transfers into Level 3	—	—
Transfers out of Level 3	—	—

Ending Balance 9/30/2016	$69,994	$69,994

(a)	Level 3 investments represent 0.26% of total net assets at the year ended September 30, 2016. Significant fluctuations of the unobservable inputs applied to portfolio securities characterized as Level 3 investments could be expected to increase or decrease the fair value of these portfolio securities.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Funds for which the fees are payable at the end of each month. Under the investment advisory agreement, a Fund pays the Advisor a management fee based on the daily net assets of a Fund at an annual rate as shown in the following table:

Government Fund		Income Fund		Low Duration Fund
Daily net assets	Fee Rate	Daily Net Assets	Fee Rate	Daily Net Assets	Fee Rate
Up to $1 billion	0.375%	Up to $500 million	0.500%	Up to $1 Billion	0.400%
Next $1 billion	0.325	Next $500 million	0.450	Next $500 million	0.300
Over $2 billion	0.275	Next $500 million	0.400	Next $500 million	0.250
		Next $500 million	0.350	Over $2 billion	0.225
		Over $2 billion	0.275

46    Annual Reports

NOTES TO FINANCIAL STATEMENTS, CONTINUED

September 30, 2016

The Government Fund’s effective management fee for the year ended September 30, 2016 was 0.375% of the Fund’s average dividend assets.

The Income Fund’s effective management fee for the year ended September 30, 2016 was 0.346% of the Fund’s average dividend assets.

The Low Duration Fund’s effective management fee for the year ended September 30, 2016 was 0.400% of the Fund’s average dividend assets, (before applicable management fee waiver of $90,941).

The Funds pay the Advisor the costs of personnel who perform certain accounting services for the Funds. For the year ended September 30, 2016 the Government Fund, Income Fund, and Low Duration Fund paid $10,674, $149,440, and $702 to the Advisor for these accounting services, respectively. The Trust has also entered into administrative service agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Funds’ shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to Class A, Class B, Class C, Class R3, and Class R4 shares, and up to .05 of 1% per annum of the average daily net assets attributable to Class I and Class R5 shares. Total administrative service fees incurred by each class of shares of the Funds for the year ended September 30, 2016, are set forth in the Statement of Operations.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Funds’ shares. For the year ended September 30, 2016, the Distributor has advised the Funds that they earned net commissions and collected contingent deferred sales charges (CDSC fees) as follows:

	Government Fund	Income Fund	Low Duration Fund
Commissions	$251	$4,897	$69
CDSC fees	$1,656	$40,698	$—

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Funds may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to the applicable Class A, Class B, Class C, Class R3, and Class R4 shares of the Funds for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the year ended September 30, 2016, there were no 12b-1 service plan fees charged for Class I or Class R5 shares. The Advisor may pay out of its own resources additional expenses for distribution of each Fund’s shares and shareholder services.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable to each Fund’s Class C and Class R3 shares, and also applicable to Government Fund’s Class B shares, under which the Funds compensate the Distributor for services in promoting the sale of Class B, C, and R3 shares of the Funds at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class B shares, and an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class C and Class R3 shares. Total fees incurred by each class of shares of the Funds under their respective service and distribution plans for the year ended September 30, 2016, are set forth in the Statements of Operations.

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Funds so that actual expenses of certain share classes do not exceed levels as specified in each Fund’s most recent prospectus. The agreement may be terminated by the Funds at any time, but may not be terminated by the Advisor or Distributor before February 1, 2017, unless the Advisor ceases to be the investment advisor to the Trust or the Distributor ceases to be the distributor of the Funds prior to that date. The Advisor and Distributor retain the right to be repaid by the Funds for fee waivers and expense reimbursements if expenses fall below the contractual limit prior to the end of the fiscal year.

	Government Fund	Income Fund	Low Duration Fund
Contractual:
Class A	$—	$—	$69,054
Class B	$16,814	$—	$—
Class C	$4,376	$—	$—
Class I	$—	$—	$37,685
Class R3	$70,743	$151,750	$—
Class R4	$24,358	$51,464	$—
Class R5	$25,176	$73,902	$—

	Government Fund	Income Fund	Low Duration Fund
Voluntary:
Class A	$—	$—	$41,799
Class I	$—	$—	$49,142

Annual Reports    47

NOTES TO FINANCIAL STATEMENTS, CONTINUED

September 30, 2016

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

The percentage of direct investments in the Funds held by appointed Trustees, Officers, and the Advisor is approximately 0.02%, 0.54%, 4.31% for the Government Fund, Income Fund, and Low Duration Fund, respectively.

The Funds may purchase or sell securities from, or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the year ended September 30, 2016, the Government and Low Duration Funds had no affiliated fund transactions. The Income Fund had transactions of $15,135,343 in purchases.

NOTE 5 – SHARES OF BENEFICIAL INTEREST

At September 30, 2016, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

GOVERNMENT FUND

	Year Ended September 30, 2016		Year Ended September 30, 2015
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	3,244,060	$42,920,650	1,924,018	$25,556,433
Shares converted from Class B shares	3,192	42,268	—	—
Shares issued to shareholders in reinvestment of dividends	107,867	1,428,746	117,336	1,559,285
Shares repurchased	(2,825,799)	(37,412,433)	(4,145,593)	(55,136,516)

Net increase (decrease)	529,320	6,979,231	(2,104,239)	(28,020,798)

Class B Shares*
Shares sold	13,171	$173,000	1,585	$21,000
Shares issued to shareholders in reinvestment of dividends	15	201	118	1,567
Shares converted to Class A shares	(3,201)	(42,268)	—	—
Shares repurchased	(20,937)	(276,998)	(44,658)	(591,839)

Net increase (decrease)	(10,952)	(146,065)	(42,955)	(569,272)

Class C Shares
Shares sold	1,382,885	$18,381,110	567,096	$7,580,761
Shares issued to shareholders in reinvestment of dividends	39,396	524,936	44,200	590,931
Shares repurchased	(1,300,183)	(17,307,556)	(925,703)	(12,378,229)

Net increase (decrease)	122,098	1,598,490	(314,407)	(4,206,537)

Class I Shares
Shares sold	6,846,168	$90,628,309	4,981,837	$66,066,766
Shares issued to shareholders in reinvestment of dividends	109,182	1,446,413	89,785	1,193,030
Shares repurchased	(4,567,281)	(60,353,663)	(1,785,584)	(23,706,368)

Net increase (decrease)	2,388,069	31,721,059	3,286,038	43,553,428

Class R3 Shares
Shares sold	1,457,239	$19,307,025	565,901	$7,509,633
Shares issued to shareholders in reinvestment of dividends	21,503	284,976	15,356	204,132
Shares repurchased	(594,414)	(7,869,205)	(386,887)	(5,144,692)

Net increase (decrease)	884,328	11,722,796	194,370	2,569,073

48    Annual Reports

NOTES TO FINANCIAL STATEMENTS, CONTINUED

September 30, 2016

GOVERNMENT FUND (continued)

	Year Ended September 30, 2016		Year Ended September 30, 2015
	Shares	Amount	Shares	Amount
Class R4 Shares
Shares sold	120,688	$1,601,055	59,286	$785,142
Shares issued to shareholders in reinvestment of dividends	1,452	19,238	145	1,922
Shares repurchased	(17,154)	(227,476)	(7,333)	(97,126)

Net increase (decrease)	104,986	1,392,817	52,098	689,938

Class R5 Shares
Shares sold	64,811	$858,427	83,822	$1,113,821
Shares issued to shareholders in reinvestment of dividends	535	7,096	402	5,348
Shares repurchased	(185,977)	(2,468,065)	(60,670)	(805,511)

Net increase (decrease)	(120,631)	(1,602,542)	23,554	313,658

* Class B shares were converted to Class A shares on August 29, 2016. INCOME FUND
	Year Ended September 30, 2016		Year Ended September 30, 2015
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	32,795,693	$437,429,823	25,227,014	$338,693,537
Shares issued to shareholders in reinvestment of dividends	1,328,847	17,770,838	1,573,173	21,117,049
Shares repurchased	(25,246,243)	(337,848,447)	(20,664,967)	(277,444,398)

Net increase (decrease)	8,878,297	117,352,214	6,135,220	82,366,188

Class C Shares
Shares sold	12,728,067	$169,641,470	10,395,179	$139,390,004
Shares issued to shareholders in reinvestment of dividends	711,677	9,500,564	932,129	12,491,193
Shares repurchased	(9,928,440)	(132,344,431)	(9,440,866)	(126,517,493)

Net increase (decrease)	3,511,304	46,797,603	1,886,442	25,363,704

Class I Shares
Shares sold	104,313,980	$1,394,443,302	67,108,821	$901,062,644
Shares issued to shareholders in reinvestment of dividends	3,427,302	45,859,108	3,275,176	43,963,186
Shares repurchased	(49,935,769)	(666,942,117)	(38,605,988)	(518,197,974)

Net increase (decrease)	57,805,513	773,360,293	31,778,009	426,827,856

Class R3 Shares
Shares sold	5,362,451	$71,387,699	9,152,610	$122,597,022
Shares issued to shareholders in reinvestment of dividends	156,543	2,091,489	227,265	3,052,454
Shares repurchased	(10,779,842)	(143,632,388)	(5,298,078)	(71,020,631)

Net increase (decrease)	(5,260,848)	(70,153,200)	4,081,797	54,628,845

Annual Reports    49

NOTES TO FINANCIAL STATEMENTS, CONTINUED

September 30, 2016

INCOME FUND (continued)

	Year Ended		Year Ended
	September 30, 2016		September 30, 2015
	Shares	Amount	Shares	Amount
Class R4 Shares
Shares sold	363,454	$4,853,487	342,702	$4,602,724
Shares issued to shareholders in reinvestment of dividends	1,985	26,613	287	3,848
Shares repurchased	(190,459)	(2,561,975)	(52,971)	(710,013)

Net increase (decrease)	174,980	2,318,125	290,018	3,896,559

Class R5 Shares
Shares sold	4,605,721	$61,328,527	6,867,097	$91,721,414
Shares issued to shareholders in reinvestment of dividends	115,762	1,545,596	57,917	775,893
Shares repurchased	(6,632,663)	(88,211,221)	(943,243)	(12,624,225)

Net increase (decrease)	(1,911,180)	(25,337,098)	5,981,771	79,873,082

LOW DURATION FUND
	Year Ended		Year Ended
	September 30, 2016		September 30, 2015
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	418,546	$5,189,601	591,759	$7,333,655
Shares issued to shareholders in reinvestment of dividends	7,788	96,596	4,384	54,300
Shares repurchased	(407,683)	(5,055,468)	(332,679)	(4,113,115)

Net increase (decrease)	18,651	230,729	263,464	3,274,840

Class I Shares
Shares sold	968,154	$12,006,139	377,417	$4,668,821
Shares issued to shareholders in reinvestment of dividends	11,204	139,078	3,074	38,070
Shares repurchased	(256,766)	(3,188,710)	(28,279)	(350,298)

Net increase (decrease)	722,592	8,956,507	352,212	4,356,593

NOTE 6 – INVESTMENT TRANSACTIONS

For the year ended September 30, 2016, the Government Fund had purchase and sale transactions of investments (excluding short-term investments) of $116,767,608 and $26,981,151, respectively.

The Income Fund had purchase and sale transactions of investments (excluding short-term investments and U.S. Government obligations) of $1,411,867,297 and $706,639,601, respectively.

The Low Duration Fund had purchase and sale transactions of investments (excluding short-term investments and U.S. Government obligations) of $13,670,328 and $3,230,055, respectively.

50    Annual Reports

NOTES TO FINANCIAL STATEMENTS, CONTINUED

September 30, 2016

OTHER NOTES

Risks: Each Fund’s investments subject it to risks including, but not limited to, management risk, interest rate risk, prepayment risk, credit risk, market and economic risk, liquidity risk, structured products risk and, in the case of the Income Fund and Low Duration Fund, the risks associated with investments in non-U.S. issuers. Please see each Fund’s prospectus for a discussion of the risks associated with an investment in the Funds.

Subsequent Events: Fund management believes no events have occurred between September 30, 2016 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

Annual Reports    51

FINANCIAL HIGHLIGHTS

Thornburg Limited Term U.S. Government Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the Year)								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Year	Net Investment Income (Loss)+	Net Realized & Unrealized Gain(Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Year	Net Investment Income(Loss) (%)		Expenses, After Expense Reductions(%)		Expenses, After Expense Reductions and Net of Custody Credits(%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of Year (Thousands)
CLASS A SHARES
2016(b),(c)	$13.26	0.14	0.05	0.19	(0.20)	—	(0.20)	$13.25	1.08		0.91		0.91		0.91		1.41	9.78	$111,874
2015(b)	$13.27	0.15	0.06	0.21	(0.22)	—	(0.22)	$13.26	1.15		0.92		0.92		0.92		1.62	14.15	$104,933
2014(b)	$13.36	0.19	(0.02)	0.17	(0.26)	—	(0.26)	$13.27	1.41		0.93		0.93		0.94		1.30	8.14	$132,916
2013(b)	$13.86	0.20	(0.39)	(0.19)	(0.31)	—	(0.31)	$13.36	1.45		0.89		0.89		0.89		(1.38)	12.18	$159,225
2012(b)	$13.90	0.25	0.06	0.31	(0.35)	—	(0.35)	$13.86	1.79		0.89		0.89		0.89		2.29	9.89	$214,749
CLASS C SHARES
2016	$13.34	0.11	0.04	0.15	(0.16)	—	(0.16)	$13.33	0.81		1.19		1.19		1.20		1.13	9.78	$48,369
2015	$13.35	0.12	0.06	0.18	(0.19)	—	(0.19)	$13.34	0.88		1.20		1.20		1.21		1.34	14.15	$46,777
2014	$13.45	0.15	(0.02)	0.13	(0.23)	—	(0.23)	$13.35	1.14		1.19		1.19		1.20		0.96	8.14	$51,001
2013	$13.94	0.16	(0.37)	(0.21)	(0.28)	—	(0.28)	$13.45	1.17		1.17		1.17		1.17		(1.56)	12.18	$73,877
2012	$13.98	0.21	0.07	0.28	(0.32)	—	(0.32)	$13.94	1.51		1.17		1.17		1.17		2.01	9.89	$102,790
CLASS I SHARES
2016	$13.26	0.19	0.05	0.24	(0.24)	—	(0.24)	$13.26	1.43		0.57		0.57		0.57		1.83	9.78	$144,437
2015	$13.27	0.19	0.06	0.25	(0.26)	—	(0.26)	$13.26	1.45		0.62		0.62		0.62		1.93	14.15	$112,853
2014	$13.36	0.23	(0.02)	0.21	(0.30)	—	(0.30)	$13.27	1.73		0.61		0.61		0.61		1.62	8.14	$69,309
2013	$13.86	0.24	(0.38)	(0.14)	(0.36)	—	(0.36)	$13.36	1.78		0.56		0.56		0.56		(1.05)	12.18	$73,645
2012	$13.90	0.29	0.07	0.36	(0.40)	—	(0.40)	$13.86	2.12		0.56		0.55		0.56		2.63	9.89	$98,112
CLASS R3 SHARES
2016	$13.27	0.14	0.04	0.18	(0.19)	—	(0.19)	$13.26	1.03		0.98		0.98		1.30		1.34	9.78	$28,036
2015	$13.28	0.14	0.06	0.20	(0.21)	—	(0.21)	$13.27	1.09		0.99		0.99		1.35		1.55	14.15	$16,320
2014	$13.37	0.18	(0.02)	0.16	(0.25)	—	(0.25)	$13.28	1.35		0.99		0.99		1.31		1.23	8.14	$13,748
2013	$13.87	0.18	(0.38)	(0.20)	(0.30)	—	(0.30)	$13.37	1.35		0.99		0.99		1.27		(1.47)	12.18	$15,350
2012	$13.91	0.23	0.07	0.30	(0.34)	—	(0.34)	$13.87	1.69		1.00		0.99		1.29		2.19	9.89	$15,486
CLASS R4 SHARES
2016	$13.26	0.14	0.04	0.18	(0.19)	—	(0.19)	$13.25	1.04		0.99		0.99		2.71		1.33	9.78	$2,097
2015	$13.27	0.13	0.08	0.21	(0.22)	—	(0.22)	$13.26	1.00		0.99		0.99		17.30	(d)	1.55	14.15	$706
2014(e)	$13.36	0.14	(0.03)	0.11	(0.20)	—	(0.20)	$13.27	1.57	(f)	0.99	(f)	0.99	(f)	64.66	(d)(f)	0.78	8.14	$15
CLASS R5 SHARES
2016	$13.27	0.17	0.07	0.24	(0.23)	—	(0.23)	$13.28	1.30		0.67		0.67		2.05		1.80	9.78	$570
2015	$13.27	0.19	0.07	0.26	(0.26)	—	(0.26)	$13.27	1.40		0.67		0.67		2.02		1.95	14.15	$2,170
2014	$13.36	0.21	— (g)	0.21	(0.30)	—	(0.30)	$13.27	1.59		0.67		0.67		2.87		1.56	8.14	$1,859
2013	$13.85	0.24	(0.39)	(0.15)	(0.34)	—	(0.34)	$13.36	1.83		0.67		0.67		7.28	(d)	(1.09)	12.18	$881
2012(h)	$13.84	0.10	0.07	0.17	(0.16)	—	(0.16)	$13.85	1.87	(f)	0.68	(f)	0.67	(f)	44.86	(d)(f)	1.20	9.89	$299

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Class B shares converted to Class A shares on August 29, 2016.
(d)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
(e)	Effective date of this class of shares was February 1, 2014.
(f)	Annualized.
(g)	Net realized and unrealized gain (loss) on investments was less than $0.01 per share.
(h)	Effective date of this class of shares was May 1, 2012.
+	Based on weighted average shares outstanding.

See notes to financial statements.

52 Annual Reports	Annual Reports 53

FINANCIAL HIGHLIGHTS

    Thornburg Limited Term Income Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the year)								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Year	Net Investment Income (loss)+	Net Realized & Unrealized Gain (loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Year	Net Investment Income (Loss) (%)		Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of Year (Thousands)
CLASS A SHARES
2016(b)	$13.32	0.24	0.20	0.44	(0.25)	—	(0.25)	$13.51	1.82		0.86		0.86		0.86		3.36	20.56	$1,111,441
2015(b)	$13.49	0.26	(0.09)	0.17	(0.27)	(0.07)	(0.34)	$13.32	1.94		0.87		0.87		0.87		1.27	18.71	$977,470
2014(b)	$13.42	0.29	0.19	0.48	(0.30)	(0.11)	(0.41)	$13.49	2.15		0.89		0.89		0.89		3.61	29.41	$906,708
2013(b)	$13.72	0.32	(0.22)	0.10	(0.34)	(0.06)	(0.40)	$13.42	2.33		0.88		0.88		0.88		0.69	36.66	$1,029,692
2012(b)	$13.32	0.39	0.52	0.91	(0.42)	(0.09)	(0.51)	$13.72	2.94		0.93		0.93		0.93		7.04	23.72	$1,049,044
CLASS C SHARES
2016	$13.30	0.21	0.20	0.41	(0.22)	—	(0.22)	$13.49	1.59		1.08		1.08		1.08		3.13	20.56	$667,680
2015	$13.47	0.23	(0.09)	0.14	(0.24)	(0.07)	(0.31)	$13.30	1.71		1.10		1.10		1.10		1.04	18.71	$611,555
2014	$13.39	0.26	0.20	0.46	(0.27)	(0.11)	(0.38)	$13.47	1.92		1.11		1.11		1.11		3.46	29.41	$593,658
2013	$13.70	0.28	(0.23)	0.05	(0.30)	(0.06)	(0.36)	$13.39	2.09		1.12		1.12		1.12		0.38	36.66	$632,918
2012	$13.30	0.36	0.52	0.88	(0.39)	(0.09)	(0.48)	$13.70	2.70		1.18		1.18		1.18		6.78	23.72	$604,314
CLASS I SHARES
2016	$13.33	0.29	0.20	0.49	(0.30)	—	(0.30)	$13.52	2.17		0.50		0.50		0.50		3.73	20.56	$2,792,249
2015	$13.49	0.31	(0.08)	0.23	(0.32)	(0.07)	(0.39)	$13.33	2.29		0.52		0.52		0.52		1.71	18.71	$1,982,536
2014	$13.42	0.33	0.20	0.53	(0.35)	(0.11)	(0.46)	$13.49	2.49		0.54		0.54		0.54		3.98	29.41	$1,578,168
2013	$13.73	0.36	(0.23)	0.13	(0.38)	(0.06)	(0.44)	$13.42	2.68		0.53		0.53		0.53		0.98	36.66	$1,260,449
2012	$13.32	0.44	0.53	0.97	(0.47)	(0.09)	(0.56)	$13.73	3.27		0.58		0.58		0.58		7.49	23.72	$1,012,430
CLASS R3 SHARES
2016	$13.33	0.23	0.20	0.43	(0.24)	—	(0.24)	$13.52	1.69		0.98		0.98		1.10		3.23	20.56	$104,309
2015	$13.50	0.24	(0.09)	0.15	(0.25)	(0.07)	(0.32)	$13.33	1.82		0.99		0.99		1.11		1.16	18.71	$172,992
2014	$13.43	0.27	0.19	0.46	(0.28)	(0.11)	(0.39)	$13.50	2.04		0.99		0.99		1.12		3.51	29.41	$120,013
2013	$13.73	0.30	(0.22)	0.08	(0.32)	(0.06)	(0.38)	$13.43	2.22		0.99		0.99		1.14		0.59	36.66	$81,585
2012	$13.33	0.39	0.52	0.91	(0.42)	(0.09)	(0.51)	$13.73	2.88		0.99		0.99		1.19		6.97	23.72	$73,373
CLASS R4 SHARES
2016	$13.32	0.23	0.20	0.43	(0.24)	—	(0.24)	$13.51	1.70		0.99		0.99		1.97		3.23	20.56	$6,328
2015	$13.48	0.24	(0.08)	0.16	(0.25)	(0.07)	(0.32)	$13.32	1.82		0.98		0.98		1.66		1.24	18.71	$3,908
2014(c)	$13.42	0.18	0.07	0.25	(0.19)	—	(0.19)	$13.48	1.99	(d)	0.99	(d)	0.99	(d)	61.75	(d)(e)	1.84	29.41	$47
CLASS R5 SHARES
2016	$13.32	0.27	0.20	0.47	(0.28)	—	(0.28)	$13.51	2.05		0.62		0.62		0.72		3.60	20.56	$71,864
2015	$13.49	0.29	(0.09)	0.20	(0.30)	(0.07)	(0.37)	$13.32	2.17		0.64		0.64		0.67		1.50	18.71	$96,326
2014	$13.42	0.32	0.19	0.51	(0.33)	(0.11)	(0.44)	$13.49	2.38		0.64		0.64		0.72		3.86	29.41	$16,825
2013	$13.72	0.34	(0.21)	0.13	(0.37)	(0.06)	(0.43)	$13.42	2.52		0.65		0.65		1.01		0.92	36.66	$8,164
2012(f)	$13.47	0.16	0.27	0.43	(0.18)	—	(0.18)	$13.72	2.96	(d)	0.67	(d)	0.67	(d)	25.61	(d)(e)	3.19	23.72	$1,322

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Effective date of this class of shares was February 1, 2014.
(d)	Annualized.
(e)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
(f)	Effective date of this class of shares was May 1, 2012.
+	Based on weighted average shares outstanding.

See notes to financial statements.

54 Annual Reports	Annual Reports 55

FINANCIAL HIGHLIGHTS

    Thornburg Low Duration Income Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the year)									RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Year	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments		Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Year	Net Investment Income (Loss) (%)		Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of Year (Thousands)
CLASS A SHARES
2016(b)	$12.38	0.11	0.09		0.20	(0.12)	—	(0.12)	$12.46	0.89		0.69		0.69		1.74		1.60	42.99	$10,235
2015(b)	$12.38	0.08	—	(c)	0.08	(0.08)	—	(0.08)	$12.38	0.67		0.70		0.70		2.10		0.68	29.22	$9,940
2014(b)(d)	$12.31	0.08	0.08		0.16	(0.09)	—	(0.09)	$12.38	0.92	(e)	0.62	(e)	0.61	(e)	3.14	(e)	1.33	23.70	$6,678
CLASS I SHARES
2016	$12.37	0.14	0.08		0.22	(0.14)	—	(0.14)	$12.45	1.15		0.48		0.48		1.18		1.81	42.99	$17,106
2015	$12.38	0.11	(0.01)		0.10	(0.11)	—	(0.11)	$12.37	0.87		0.50		0.50		1.89		0.80	29.22	$8,056
2014(d)	$12.31	0.11	0.07		0.18	(0.11)	—	(0.11)	$12.38	1.19	(e)	0.41	(e)	0.41	(e)	3.19	(e)	1.48	23.70	$3,698

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Net realized and unrealized gain (loss) on investments was less than $0.01 per share. (d) Fund commenced operations on December 30, 2013.
(e)	Annualized.
+	Based on weighted average shares outstanding.

See notes to financial statements.

56 Annual Reports	Annual Reports 57

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of

Thornburg Limited Term Income Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Thornburg Limited Term Income Funds (comprised of the Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, and Thornburg Low Duration Income Fund, hereafter referred to as the “Funds”) at September 30, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2016 by correspondence with the custodian, brokers, transfer agent, and the application of alternative procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 18, 2016

58    Annual Reports

EXPENSE EXAMPLES

September 30, 2016 (Unaudited)

As a shareholder of a Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2016, and held until September 30, 2016.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/16	Ending Account Value 9/30/16	Expenses Paid During period† 4/1/16–9/30/16
LIMITED TERM U.S. GOVERNMENT FUND
Class A Shares
Actual	$1,000.00	$1,005.90	$4.51
Hypothetical*	$1,000.00	$1,020.50	$4.55
Class C Shares
Actual	$1,000.00	$1,004.50	$5.90
Hypothetical*	$1,000.00	$1,019.11	$5.95
Class I Shares
Actual	$1,000.00	$1,008.30	$2.88
Hypothetical*	$1,000.00	$1,022.14	$2.90
Class R3 Shares
Actual	$1,000.00	$1,005.50	$4.86
Hypothetical*	$1,000.00	$1,020.16	$4.89
Class R4 Shares
Actual	$1,000.00	$1,005.50	$4.93
Hypothetical*	$1,000.00	$1,020.08	$4.97
Class R5 Shares
Actual	$1,000.00	$1,008.50	$3.37
Hypothetical*	$1,000.00	$1,021.64	$3.40
LIMITED TERM INCOME FUND
Class A Shares
Actual	$1,000.00	$1,021.60	$4.36
Hypothetical*	$1,000.00	$1,020.69	$4.35
Class C Shares
Actual	$1,000.00	$1,020.50	$5.43
Hypothetical*	$1,000.00	$1,019.62	$5.43
Class I Shares
Actual	$1,000.00	$1,024.20	$2.54
Hypothetical*	$1,000.00	$1,022.49	$2.54
Class R3 Shares
Actual	$1,000.00	$1,021.00	$4.92
Hypothetical*	$1,000.00	$1,020.13	$4.92
Class R4 Shares
Actual	$1,000.00	$1,021.70	$5.01
Hypothetical*	$1,000.00	$1,020.05	$5.00
Class R5 Shares
Actual	$1,000.00	$1,022.60	$3.38
Hypothetical*	$1,000.00	$1,021.66	$3.38
LOW DURATION INCOME FUND
Class A Shares
Actual	$1,000.00	$1,010.10	$3.38
Hypothetical*	$1,000.00	$1,021.64	$3.40
Class I Shares
Actual	$1,000.00	$1,010.40	$2.32
Hypothetical*	$1,000.00	$1,022.69	$2.33

†	Thornburg Limited Term U.S. Government Fund expenses are equal to the annualized expense ratio for each class (A: 0.90%; C: 1.18%; I: 0.57%; R3: 0.97% R4: 0.98% R5: 0.67%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
†	Thornburg Limited Term Income Fund expenses are equal to the annualized expense ratio for each class (A: 0.86%; C: 1.08%; I: 0.50%; R3: 0.97% R4: 0.99% R5: 0.67%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
†	Thornburg Low Duration Income Fund expenses are equal to the the annualized expense ratio for each class (A: 0.67%; I: 0.46%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Annual Reports    59

TRUSTEES AND OFFICERS

September 30, 2016 (Unaudited)

Name, Age, Year Elected Position Held with Fund	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
INTERESTED TRUSTEES(1)(2)(4)

Garrett Thornburg, 71 Trustee since 1987, Chairman of Trustees(3)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman and controlling shareholder of Thornburg Securities Corporation (securities dealer); Chairman and CEO of Chamisa Energy, LLC; President of the Thornburg Foundation (nonprofit).	None

Brian J. McMahon, 61 Trustee since 2001, Vice Chairman of Trustees, Member of Governance & Nominating Committee & Operations Risk Oversight Committee(5)	Chief Investment Officer, Managing Director, and Portfolio Manager and, until 2016, CEO and President of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	None

INDEPENDENT TRUSTEES(1)(2)(4)

David A. Ater, 71 Trustee since 1994, Member of Audit Committee & Chairman of Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None

David D. Chase, 75 Trustee since 2000, Chairman of Audit Committee	Managing Member of CS Group, LLC, Santa Fe, NM (private investment fund – family office).	None

Sally Corning, 55 Trustee since 2012, Member of Audit Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity firm with investment programs encompassing venture capital, mezzanine debt, and growth equity).	None

Susan H. Dubin, 67 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

David L. Gardner, 53 Trustee since 2015, Member of Operations Risk Oversight Committee	Until 2012, head of EMEA (Europe, Middle East and Africa) Sales for iShares of Blackrock, Inc., EMEA Executive Committee Member and EMEA Operating Committee Member at Blackrock, Inc.	None

Owen D. Van Essen, 62 Trustee since 2004, Member of Governance & Nominating Committee & Chairman of Operations Risk Oversight Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 57 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None

60    Annual Reports

TRUSTEES AND OFFICERS, CONTINUED

September 30, 2016 (Unaudited)

Name, Age, Year Elected Position Held with Fund	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(7)

Nimish Bhatt, 53 Treasurer since 2016(6)	Chief Financial Officer and Treasurer of Thornburg Investment Management, Inc. and Thornburg Securities Corporation since 2016; Senior Vice President (2004-2016), Chief Financial Officer (2011-2016), and Head of Fund Administration (2011-2016) of Calamos Asset Management, Inc., Calamos Investments LLC, Calamos Advisors LLC, and Calamos Wealth Management; Director of Calamos Global Funds plc (2007-2016).	Not applicable

Jason Brady, 42 President since 2016(6)	CEO and President since 2016, Vice President from 2011 to 2016, Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation since 2016.	Not applicable

Kathleen Brady, 56 Vice President since 2008	Tax Manager Fund Accounting of Thornburg Investment Management, Inc.	Not applicable

Connor Browne, 37 Vice President since 2006	Portfolio Manager, Vice President since 2013, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Tim Cunningham, 41 Vice President since 2014	Managing Director since 2011, Portfolio Manager since 2012, and Associate Portfolio Manager from 2009–2012 of Thornburg Investment Management, Inc.	Not applicable

Randy Dry, 42 Vice President since 2014	Vice President and Managing Director, Director of Institutional Group from 2014-2016, and since 2016, Chief Administrative Officer of Thornburg Investment Management, Inc.	Not applicable

Greg Dunn, 40 Vice President since 2014	Managing Director, Portfolio Manager since 2012, and Associate Portfolio Manager from 2009–2012 of Thornburg Investment Management, Inc.	Not applicable

Lon Erickson, 41 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

William V. Fries, 77 Vice President since 1995	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 45 Vice President since 2006	Vice President since 2011, Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Rolf Kelly, 37 Vice President since 2016	Portfolio Manager and Managing Director since 2013 and Associate Portfolio Manager from 2011–2013 of Thornburg Investment Management, Inc.	Not applicable

Ben Kirby, 36 Vice President since 2014	Portfolio Manager and Managing Director since 2013 and Associate Portfolio Manager from 2011–2013 of Thornburg Investment Management, Inc.	Not applicable

Jeff Klingelhofer, 41 Vice President since 2016	Portfolio Manager and Managing Director since 2015, Associate Portfolio Manager from 2012–2015, and Fixed Income Analyst from 2010–2012 of Thornburg Investment Management, Inc.	Not applicable

Rob MacDonald, 40 Vice President since 2016	Managing Director since 2015, Portfolio Manager since 2014, and Associate Portfolio Manager from 2011–2014 of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 49 Vice President since 2001	Vice President, Managing Director, and Director of Marketing of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	Not applicable

Christopher Ryon, 60 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Nicholos Venditti, 35 Vice President since 2016	Portfolio Manager and Managing Director since 2015 and Associate Portfolio Manager from 2011–2015 of Thornburg Investment Management, Inc.	Not applicable

Annual Reports    61

TRUSTEES AND OFFICERS, CONTINUED

September 30, 2016 (Unaudited)

Name, Age, Year Elected Position Held with Fund	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

Vinson Walden, 46 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 45 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 42 Vice President since 2003 Secretary since 2007(6)	Managing Director, Director of Mutual Fund Operations, and Vice President of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	Not applicable

Charles Wilson, 41 Vice President since 2016	Portfolio Manager and Managing Director since 2014 and Associate Portfolio Manager from 2012–2014 of Thornburg Investment Management, Inc.; Co-Portfolio Manager of Marsico Capital Management from 2010–2012.	Not applicable

Di Zhou, 38 Vice President since 2016	Portfolio Manager and Managing Director since 2016, Associate Portfolio Manager from 2014–2016, and Equity Research Analyst from 2010–2014 of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is a separate investment “Fund” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, all the Funds of the Trust. Each Trustee oversees all the Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the sole director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	The Bylaws of the Trust currently require that each Trustee shall retire by the end of the calendar year during which the Trustee reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(5)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the chief investment officer of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Assistant vice presidents, assistant secretaries, and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

62    Annual Reports

OTHER INFORMATION

September 30, 2016 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for each of the Funds’ voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy. A description of the Policy is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www. thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the tax year ended September 30, 2016, dividends paid by the Thornburg Limited Term U.S. Government Fund of $18,603 are being reported as a return of capital and $4,940,293 are taxable ordinary investment income dividends for federal income tax purposes. Dividends paid by the Thornburg Limited Term Income Fund of $86,693,637 are being reported as taxable ordinary investment income dividends. Dividends paid by the Thornburg Low Duration Income Fund of $244,080 are being reported as taxable ordinary investment income dividends for federal income tax purposes.

The information and distributions reported herein may differ from the information and distributions reported to the shareholders for the calendar year ending December 31, 2016. Complete information will be reported in conjunction with your 2016 Form 1099.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Funds file with the Securities and Exchange Commission schedules of their portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Funds’ Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also make this information available on their website at www.thornburg. com/download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

FOR THORNBURG LIMITED TERM U.S. GOVERNMENT FUND

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Limited Term U.S. Government Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 13, 2016.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in May 2016 to consider aspects of their annual evaluation of the Advisor’s service to all of the funds of Thornburg Investment Trust, to plan the annual evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The independent Trustees met again in independent session in September to consider portions of the information submitted by the Advisor. The Advisor’s president and chief investment officer subsequently reviewed portions of the information with the Trustees and addressed questions from the Trustees at a full meeting session of the Trustees scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees considered a wide range of information and did not identify any single factor as controlling, and this summary does not describe all of the factors and other matters considered by the Trustees in making their determination.

Nature, Extent and Quality of Services. The Trustees considered presentations by the Advisor at meeting sessions scheduled for consideration of a continuation of the advisory agreement, and also noted their consideration of the reports the Trustees and their committees receive throughout the year on a wide variety of topics, and consideration they had given to a number of topics in previous years. Information identified by the Trustees in their evaluation as having been considered and contributing to their conclusions included Trustees’ assessments of the Advisor’s personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing levels and measures to maintain staffing levels and improve competencies, the Advisor’s commitment to attract and retain high quality portfolio management expertise through competitive compensation levels, the Advisor’s collaborative approach to investment management,

Annual Reports    63

OTHER INFORMATION, CONTINUED

September 30, 2016 (Unaudited)

the Fund’s investment performance over different periods of time, portfolio managers’ cognizance of and strategies to address market and economic trends and conditions, the evaluation and selection of individual investments, the structuring and composition of the Fund’s portfolio, management of Fund liquidity requirements, cognizance of and efforts to achieve tax efficiency, responses to share sale and redemption activity, continuing enhancements to the Advisor’s electronic and information systems and the Advisor’s engagement of outside firms to assist in improving or replacing those systems, the Advisor’s evaluation and selection of firms providing portfolio trade execution to the Fund and the Advisor’s measures to obtain favorable trade execution, the Advisor’s performance of accounting and other services, the Advisor’s continued commitment to observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, the quality and extent of written and oral reports to the Trustees over the course of the year, and other factors.

Fund Investment Performance. The Trustees noted in their evaluation of the Fund’s investment performance the reports they had received in each regular meeting over the course of the year from the Advisor’s portfolio management personnel. The Trustees also noted in their evaluation their consideration of information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including the following items of information respecting the investment performance of the Fund: (1) the Fund’s absolute investment performance and achievement of stated objectives; (2) the Advisor’s written explanations and commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions, (3) performance data for the most recent ten calendar years, comparing the Fund’s annual investment returns to a fund category selected by an independent mutual fund analyst firm, and to a broad-based securities index, (4) the Fund’s investment performance for the three-month, year-to-date, one-year, three-year, five-year and ten-year periods ending with the second quarter of the current year, comparing the Fund’s annualized returns to two mutual fund categories selected by independent mutual fund analyst firms and to a broad-based securities index, and assigning a percentage rank to the Fund’s performance for each period relative to each of the fund categories, and (5) comparative measures of correlation to equity indices, portfolio volatility, risk and return.

The Trustees noted that quarterly reports during the year and other information presented to them confirmed the Advisor’s continued conformity to the Fund’s stated investment objectives and policies.

The Trustees observed in reviewing comparative performance data for the ten most recent calendar years that the Fund’s investment return for the most recent calendar year was comparable to the return of the broad-based securities index and the average return for the fund category considered, that the Fund’s returns for the preceding nine calendar years exceeded or were comparable to the returns of the index in five of the nine years, and that the Fund’s returns exceeded or were comparable to the average returns of the fund category in all of the nine years. Other quantitative data noted by the Trustees as having been considered in their evaluation showed that the Fund’s annualized investment returns fell in or at the first decile of performance of a mutual fund category for the one-year, three-year, five-year and ten-year periods ended with the second quarter of the current year. Noted data also showed that the Fund’s annualized investment returns fell in the top quartile of performance of the second fund category for the one-year, five-year and ten-year periods ended with the second quarter of the current year, and fell in the top decile of performance for the three-year period. Measures of portfolio volatility, risk and relative return considered by the Trustees demonstrated that the Fund’s performance relative to these measures continued to fulfill expectations in current conditions. The Trustees attached additional significance to the performance of the Fund from the perspective of longer term shareholders.

Comparisons of Fee and Expense Levels. The Trustees recognized in their evaluation the clear disclosures of the Advisor’s fees and Fund expenses in the Fund’s prospectuses. Information noted by the Trustees as having been considered in this context included a variety of comparative data respecting the Fund’s fee and expense levels. This information included comparisons of the Fund’s advisory fee and overall Fund expenses to median and average fees and expenses charged to a category of mutual funds selected by an independent mutual fund analyst firm, comparisons of the advisory fee and other Fund expenses to the fee levels and expenses for two representative share classes of fund peer groups selected from the category by a second independent mutual fund analyst firm, the perspectives and advice from the second mutual fund analyst firm respecting comparisons of fund fee levels and expenses to fund peer groups, and other information. Comparative fee and expense data noted as having been considered by the Trustees showed that the advisory fee for the Fund was comparable to the median fee level for the fund category, the level of total expense for a representative share class of the Fund was slightly higher than the median and average expense levels for the category, and that the level of total expense for a second representative share class was lower than the median and average levels for the category. Data for two peer groups showed that the Fund’s advisory fee was comparable to the median levels for the two peer groups, the total expense level of one representative share class was higher than the median but within the range of levels for the peer group, and that the total expense level of a second representative share class was comparable to the median level of its peer group. The Trustees did not find the differences significant in view of the other factors considered.

The Trustees noted their consideration of information respecting the advisory fees charged by the Advisor to other investment management clients, including sub-advised mutual funds, together with information about fees charged by other advisors to different clients, analysis of the differences between the requirements of institutional clients and mutual funds, analysis of the differences between the requirements of a sub-advised mutual fund and a fund as to which the investment advisor is the primary advisor and sponsor, descriptions of distinguishing characteristics of the sub-advised mutual funds served by the Advisor, and the consequently different investment management services provided to the different categories of clients and the differing contexts in which the fee levels for

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these arrangements are established. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and that the fee rates charged by an investment advisor to different categories of clients had limited relevance to the evaluation of the fee rate charged by that advisor to mutual funds as to which it is the primary advisor and sponsor.

Costs and Profitability of Advisor. In reviewing the profitability of the Advisor’s services to the Fund the Trustees considered an analysis of the Advisor’s costs and the profitability to the Advisor of its services, together with data respecting the overall profitability of a selection of other investment management firms. The Trustees noted that a portion of the Advisor’s profits are an important element in the compensation of shareholder employees. The Trustees considered in this regard information from the Advisor respecting investment of its profits to maintain staffing levels, pay competitive levels of compensation, and add to its information retrieval and management systems to maintain or improve service levels. The Trustees also considered the contribution of the Advisor’s cost management to its profitability, and the relationship of the Advisor’s financial resources and profitability in previous years to its ability to attract necessary personnel, invest in systems and other assets required for its service to the Fund, and maintain or improve service levels for the Fund notwithstanding fluctuations in revenues and profitability. The information considered did not indicate to the Trustees that the Advisor’s profitability was excessive.

Potential Economies of Scale. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect potential economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, comparisons of the fee breakpoint structure for the Fund with breakpoint structures (or the absence of such structures) for other funds in a peer group selected by an independent mutual fund analyst firm, the effects of the breakpoint structure and other expense factors realized by certain Funds of the Trust as their asset levels had increased, and the Advisor’s expenditures from its own profits and resources to maintain staffing levels, pay competitive levels of compensation, and add to its information retrieval and management systems to maintain or improve service levels. The information provided demonstrated to the Trustees that the Fund’s advisory fee breakpoint structure is reasonable in relation to the structures observed in the other funds in its peer group, and that shareholders may be expected to benefit from any economies of scale, due to the advisory agreement’s breakpoint fee structure for the Fund and other factors.

Potential Ancillary Benefits. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees noted disclosures by the Advisor of its receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

Summary of Conclusions. The Trustees concluded that the nature, extent and quality of the Advisor’s services performed under the advisory agreement remained sufficient. The Trustees further concluded that the absolute and relative investment performance of the Fund over a range of pertinent holding periods on the whole is satisfactory in the context of its objectives and strategies, and that the Advisor had continued to actively and competently pursue the Fund’s stated investment objectives and adhere to the Fund’s investment policies.

The Trustees further concluded, based upon their consideration of the foregoing factors and other information, that the level of the advisory fee charged to the Fund by the Advisor is reasonable in relation to the services provided by the Advisor in view of the nature, extent and quality of those services, the investment performance of the Fund after fees and expenses, the clear disclosure of fees and expenses in the Fund’s prospectuses, comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds, and the other factors considered.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

FOR THORNBURG LIMITED TERM INCOME FUND

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Limited Term Income Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 13, 2016.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in May 2016 to consider aspects of their annual evaluation of the Advisor’s service to all of the funds of Thornburg Investment Trust, to plan the annual evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The independent Trustees met again in independent session in September to consider portions of the information submitted by the Advisor. The Advisor’s president and chief investment officer subsequently reviewed portions of the information with the Trustees and addressed questions from the Trustees at a full meeting session of the Trustees scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.

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OTHER INFORMATION, CONTINUED

September 30, 2016 (Unaudited)

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees considered a wide range of information and did not identify any single factor as controlling, and this summary does not describe all of the factors and other matters considered by the Trustees in making their determination.

Nature, Extent and Quality of Services. The Trustees considered presentations by the Advisor at meeting sessions scheduled for consideration of a continuation of the advisory agreement, and also noted their consideration of the reports the Trustees and their committees receive throughout the year on a wide variety of topics, and consideration they had given to a number of topics in previous years. Information identified by the Trustees in their evaluation as having been considered and contributing to their conclusions included Trustees’ assessments of the Advisor’s personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing levels and measures to maintain staffing levels and improve competencies, the Advisor’s commitment to attract and retain high quality portfolio management expertise through competitive compensation levels, the Advisor’s collaborative approach to investment management, the Fund’s investment performance over different periods of time, portfolio managers’ cognizance of and strategies to address market and economic trends and conditions, the evaluation and selection of individual investments, the structuring and composition of the Fund’s portfolio, management of Fund liquidity requirements, cognizance of and efforts to achieve tax efficiency, responses to share sale and redemption activity, continuing enhancements to the Advisor’s electronic and information systems and the Advisor’s engagement of outside firms to assist in improving or replacing those systems, the Advisor’s evaluation and selection of firms providing portfolio trade execution to the Fund and the Advisor’s measures to obtain favorable trade execution, the Advisor’s performance of accounting and other services, the Advisor’s continued commitment to observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, the quality and extent of written and oral reports to the Trustees over the course of the year, and other factors.

Investment Performance. The Trustees noted in their evaluation of the Fund’s investment performance the reports they had received in each regular meeting over the course of the year from the Advisor’s portfolio management personnel. The Trustees also noted in their evaluation their consideration of information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including the following items of information respecting the investment performance of the Fund: (1) the Fund’s absolute investment performance and achievement of stated objectives; (2) the Advisor’s written and oral explanations and commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions, (3) performance data for the most recent ten calendar years, comparing the Fund’s annual investment returns to a fund category selected by an independent mutual fund analyst firm, and to a broad-based securities index, (4) the Fund’s investment performance for the three-month, year-to-date, one-year, three-year, five-year and ten-year periods ending with the second quarter of the current year, comparing the Fund’s annualized returns to two mutual fund categories selected by independent mutual fund analyst firms and to a broad-based securities index, and assigning a percentage rank to the Fund’s performance for each period relative to each of the fund categories, and (5) comparative measures of correlation to equity indices, portfolio volatility, risk and return.

The Trustees noted that quarterly reports during the year and other information presented to them confirmed the Advisor’s continued conformity to the Fund’s stated investment objectives and policies.

The Trustees observed in reviewing comparative performance data for the ten most recent calendar years that the Fund’s investment return for the most recent calendar year was comparable to the return of a broad-based securities index and the average return for the mutual fund category considered, that the Fund’s returns for the preceding nine calendar years exceeded or were comparable to the returns of the index in eight of the nine years, and that the Fund’s returns exceeded or were comparable to the average returns of the fund category in all of the nine years. Other quantitative data noted by the Trustees as having been considered in their evaluation showed that the Fund’s annualized investment returns fell in the top decile of investment performance of a mutual fund category for the one-year, three-year, five-year and ten-year periods ending with the second quarter of the current year. Noted data also showed that the Fund’s annualized investment returns fell in the top quartile of performance of a second mutual fund category for the one-year period ended with the second quarter of the current year, and fell in the top decile of performance of the category for the three-year, five-year and ten-year periods. Measures of portfolio volatility, risk and relative return considered by the Trustees demonstrated that the Fund’s performance relative to these measures continued to fulfill expectations in current conditions. The Trustees noted that they generally attached additional significance to the performance of the Fund from the perspective of longer term shareholders.

Comparisons of Fee and Expense Levels. The Trustees recognized in their evaluation the clear disclosures of the Advisor’s fees and Fund expenses in the Fund’s prospectuses. Information noted by the Trustees as having been considered in this context included a variety of comparative data respecting the Fund’s fee and expense levels. This information included comparisons of the Fund’s advisory fee and overall Fund expenses to median and average fees and expenses charged to a category of mutual funds selected by an independent mutual fund analyst firm, comparisons of the advisory fee and other Fund expenses to the fee levels and expenses for two representative share classes of fund peer groups selected from the category by a second independent mutual fund analyst firm, the perspectives and advice from the second mutual fund analyst firm respecting comparisons of fund fee levels and expenses to fund peer groups, and other information. Comparative fee and expense data noted as having been considered by the Trustees showed that the advisory fee for the Fund was comparable to the median and average fee levels for the fund category, the level of total expense for a representative share class of the Fund was slightly higher than the median and comparable to the average expense levels for the

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category, and that the level of total expense for a second representative share class was lower than the median and average levels for the category. Data for the peer groups showed that the Fund’s advisory fee was comparable to the median levels for the two peer groups, and that the total expense levels of the representative share classes were similarly comparable to the median expense levels of their respective peer groups.

The Trustees noted their consideration of information respecting the advisory fees charged by the Advisor to other investment management clients, including sub-advised mutual funds, together with information about fees charged by other advisors to different clients, analysis of the differences between the requirements of institutional clients and mutual funds, analysis of the differences between the requirements of a sub-advised mutual fund and a fund as to which the investment advisor is the primary advisor and sponsor, descriptions of distinguishing characteristics of the sub-advised funds served by the Advisor, and the consequently different investment management services provided to the different categories of clients and the differing contexts in which the fee levels for these arrangements are established. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and that the fee rates charged by an investment advisor to different categories of clients had limited relevance to the evaluation of the fee rate charged by that advisor to mutual funds as to which it is the primary advisor and sponsor.

Costs and Profitability of Advisor. In reviewing the profitability of the Advisor’s services to the Fund the Trustees considered an analysis of the Advisor’s costs and the profitability to the Advisor of its services, together with data respecting the overall profitability of a selection of other investment management firms. The Trustees noted that a portion of the Advisor’s profits are an important element in the compensation of shareholder employees. The Trustees considered in this regard information from the Advisor respecting investment of its profits to maintain staffing levels, pay competitive levels of compensation, and add to its information retrieval and management systems to maintain or improve service levels. The Trustees also considered the contribution of the Advisor’s cost management to its profitability, and the relationship of the Advisor’s financial resources and profitability in previous years to its ability to attract necessary personnel, invest in systems and other assets required for its service to the Fund, and maintain or improve service levels for the Fund notwithstanding fluctuations in revenues and profitability. The information considered did not indicate to the Trustees that the Advisor’s profitability was excessive.

Potential Economies of Scale. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect potential economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, comparisons of the fee breakpoint structure for the Fund with breakpoint structures (or the absence of such structures) for other funds in a peer group selected by an independent mutual fund analyst firm, the effects of the breakpoint structure and other expense factors realized by certain Funds of the Trust as their asset levels had increased, and the Advisor’s expenditures from its own profits and resources to maintain staffing levels, pay competitive levels of compensation, and add to its information retrieval and management systems to maintain or improve service levels. The information provided demonstrated to the Trustees that the Fund’s advisory fee breakpoint structure is reasonable in relation to the structures observed in the other funds in its peer group, and that shareholders may be expected to benefit from any economies of scale, due to the advisory agreement’s breakpoint fee structure for the Fund and other factors.

Potential Ancillary Benefits. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees noted disclosures by the Advisor of its receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

Summary of Conclusions. The Trustees concluded that the nature, extent and quality of the Advisor’s services performed under the advisory agreement remained sufficient. The Trustees further concluded that the absolute and relative investment performance of the Fund over a range of pertinent holding periods on the whole was satisfactory in the context of its objectives and strategies, and that the Advisor had continued to actively and competently pursue the Fund’s stated investment objectives and adhere to the Fund’s investment policies.

The Trustees further concluded, based upon their consideration of the foregoing factors and other information, that the level of the advisory fee charged to the Fund by the Advisor is reasonable in relation to the services provided by the Advisor in view of the nature, extent and quality of those services, the investment performance of the Fund after fees and expenses, the clear disclosure of fees and expenses in the Fund’s prospectuses, comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds, and the other factors considered.

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OTHER INFORMATION, CONTINUED

September 30, 2016 (Unaudited)

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT FOR THORNBURG LOW DURATION INCOME FUND

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Low Duration Income Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 13, 2016.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in May 2016 to consider aspects of their annual evaluation of the Advisor’s service to all of the funds of Thornburg Investment Trust, to plan the annual evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The independent Trustees met again in independent session in September to consider portions of the information submitted by the Advisor. The Advisor’s president and chief investment officer subsequently reviewed portions of the information with the Trustees and addressed questions from the Trustees at a full meeting session of the Trustees scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees considered a wide range of information and did not identify any single factor as controlling, and this summary does not describe all of the factors and other matters considered by the Trustees in making their determination.

Nature, Extent and Quality of Services. The Trustees considered presentations by the Advisor at meeting sessions scheduled for consideration of a continuation of the advisory agreement, and also noted their consideration of the reports the Trustees and their committees receive throughout the year on a wide variety of topics, and consideration they had given to a number of topics in previous years. Information identified by the Trustees in their evaluation as having been considered and contributing to their conclusions included Trustees’ assessments of the Advisor’s personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing levels and measures to maintain staffing levels and improve competencies, the Advisor’s commitment to attract and retain high quality portfolio management expertise through competitive compensation levels, the Advisor’s collaborative approach to investment management, the Fund’s investment performance over different periods of time, portfolio managers’ cognizance of and strategies to address market and economic trends and conditions, the evaluation and selection of individual investments, the structuring and composition of the Fund’s portfolio, management of Fund liquidity requirements, cognizance of and efforts to achieve tax efficiency, responses to share sale and redemption activity, continuing enhancements to the Advisor’s electronic and information systems and the Advisor’s engagement of outside firms to assist in improving or replacing those systems, the Advisor’s evaluation and selection of firms providing portfolio trade execution to the Fund and the Advisor’s measures to obtain favorable trade execution, the Advisor’s performance of accounting and other services, the Advisor’s continued commitment to observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, the quality and extent of written and oral reports to the Trustees over the course of the year, and other factors.

Investment Performance. The Trustees noted in their evaluation of the Fund’s investment performance the reports they had received in each regular meeting over the course of the year from the Advisor’s portfolio management personnel. The Trustees also noted in their evaluation their consideration of information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including the Advisor’s written and oral explanations and commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions, and comparative annualized total return data for the Fund, a broad-based securities index, and two mutual fund categories selected by independent mutual fund analyst firms that assign a percentage rank to the Fund’s investment performance for each period relative to each of the fund categories.

The Trustees noted that quarterly reports during the year and other information presented to them confirmed the Advisor’s continued conformity to the Fund’s stated investment objectives and policies.

The Fund commenced investment operations in late 2013, and performance data remain limited. The Trustees observed in reviewing available comparative performance data that the Fund’s annualized investment return fell in the second quartile of performance of a mutual fund category for the one-year period ended with the second quarter of the current year, and also fell in the second quartile of performance of the second mutual fund category for the same one-year period.

Comparisons of Fee and Expense Levels. The Trustees recognized in their evaluation the clear disclosures of the Advisor’s fees and Fund expenses in the Fund’s prospectuses. Information noted by the Trustees as having been considered in this context included a variety of comparative data respecting the Fund’s fee and expense levels. This information included comparisons of the Fund’s advisory fee and overall Fund expenses to median and average fees and expenses charged to a category of mutual funds selected by an independent mutual fund analyst firm, comparisons of the advisory fee and other Fund expenses to the fee level and expenses for a representative share class of a fund peer group selected from the category by a second independent mutual fund analyst firm, the perspectives and advice from the second mutual fund analyst firm respecting comparisons of fund fee levels and expenses to fund

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peer groups, and other information. Comparative fee and expense data noted as having been considered by the Trustees showed that the advisory fee is currently reduced by fee waivers by the Advisor, but that the stated advisory fee (before fee waivers) for the Fund is comparable to the median and average fee levels for the fund category, the level of total expense for a representative share class of the Fund after fee waivers and expense reimbursements by the Advisor was comparable to the median and slightly lower than the average levels of total expenses for the category, and that the level of total expense for a second representative share class after waivers and reimbursements was lower than the median and average levels for the category. Peer group data showed that the Fund’s stated advisory fee was comparable to the median levels for the two peer groups, and that the total expense levels of the Fund’s two share classes were comparable to the median levels of their respective peer groups after waivers of fees and reimbursements of expenses.

The Trustees noted their consideration of information respecting the advisory fees charged by the Advisor to other investment management clients, including sub-advised mutual funds, together with information about fees charged by other advisors to different clients, analysis of the differences between the requirements of institutional clients and mutual funds, analysis of the differences between the requirements of a sub-advised mutual fund and a fund as to which the investment advisor is the primary advisor and sponsor, descriptions of distinguishing characteristics of the sub-advised funds served by the Advisor, and the consequently different investment management services provided to the different categories of clients and the differing contexts in which the fee levels for these arrangements are established. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and that the fee rates charged by an investment advisor to different categories of clients had limited relevance to the evaluation of the fee rate charged by that advisor to mutual funds as to which it is the primary advisor and sponsor.

Costs and Profitability of Advisor. The Trustees noted the costs incurred by the Advisor in initiating and managing the Fund and the Advisor’s waivers of fees and reimbursements of expenses for the Fund, and further noted that the Fund is not profitable to the Advisor.

Potential Economies of Scale. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect potential economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, comparisons of the fee breakpoint structure for the Fund with breakpoint structures (or the absence of such structures) for other funds in a peer group selected by an independent mutual fund analyst firm, the effects of the breakpoint structure and other expense factors realized by certain Funds of the Trust as their asset levels had increased, and the Advisor’s expenditures from its own profits and resources to maintain staffing levels, pay competitive levels of compensation, and add to its information retrieval and management systems to maintain or improve service levels. The information provided demonstrated to the Trustees that the Fund’s advisory fee breakpoint structure is reasonable in relation to the structures observed in the other funds in its peer group, and that shareholders may be expected to benefit from any economies of scale, due to the advisory agreement’s breakpoint fee structure for the Fund and other factors.

Potential Ancillary Benefits. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees noted disclosures by the Advisor of its receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

Summary of Conclusions. The Trustees concluded that the nature, extent and quality of the Advisor’s services performed under the advisory agreement remained sufficient. The Trustees further concluded that the absolute and relative investment performance of the Fund over pertinent holding periods on the whole was satisfactory in the context of its objectives and strategies, and that the Advisor had continued to actively and competently pursue the Fund’s stated investment objectives and adhere to the Fund’s investment policies.

The Trustees further concluded, based upon their consideration of the foregoing factors and other information, that the level of the advisory fee charged to the Fund by the Advisor is reasonable in relation to the services provided by the Advisor in view of the nature, extent and quality of those services, current fee waivers and expense reimbursements, investment performance of the Fund after fees and expenses, the clear disclosure of fees and expenses in the Fund’s prospectus, comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds, and the other factors considered.

Annual Reports    69

TRUSTEES’ STATEMENT TO SHAREHOLDERS

Readopted September 12, 2016

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Trustees of Thornburg Investment Trust

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THORNBURG FUNDS

Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $53 billion (as of September 30, 2016) across eight equity and 11 bond mutual funds, separate accounts for high-net-worth investors and institutional accounts, and five UCITS funds for non-U.S. investors.

The fund outlined in this report is one of many equity and fixed-income products available from Thornburg Investment Management.

Equity Funds

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg International Value Fund

•	Thornburg Better World International Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

Fixed Income Funds

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

•	Thornburg Low Duration Municipal Fund

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

Annual Reports    71

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH076

2    Annual Report

Annual Report

Thornburg Strategic Income Fund

September 30, 2016

Share Class	NASDAQ Symbol	CUSIP
Class A	TSIAX	885-215-228
Class C	TSICX	885-215-210
Class I	TSIIX	885-215-194
Class R3	TSIRX	885-216-887
Class R4	TSRIX	885-216-754
Class R5	TSRRX	885-216-879

Class I, R3, R4, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

Investments carry risks, including possible loss of principal. Portfolios investing in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. This effect is more pronounced for longer-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Investments in lower rated and unrated bonds may be more sensitive to default, downgrades, and market volatility; these investments may also be less liquid than higher rated bonds. Investments in derivatives are subject to the risks associated with the securities or other assets underlying the pool of securities, including illiquidity and difficulty in valuation. Investments in equity securities are subject to additional risks, such as greater market fluctuations. Additional risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.

Annual Report    3

LETTER TO SHAREHOLDERS

Thornburg Strategic Income Fund	September 30, 2016 (Unaudited)

October 17, 2016

Dear Fellow Shareholder:

We are pleased to present the annual report for Thornburg Strategic Income Fund for the year ended September 30, 2016. The net asset value (NAV) of a Class A share of Thornburg Strategic Income Fund increased 34 cents in the period to $11.56. If you were invested for the entire period, you received dividends of 36.5 cents per share. If you reinvested your dividends, you received 37.0 cents per share. Dividends per share varied for other share classes to account for class-specific expenses. Combining income and change in price, Class A shares of Thornburg Strategic Income Fund produced a total return of 6.70% (without sales charge) over the 12-month period. The Bloomberg Barclays U.S. Universal Bond Index produced a return of 6.11%, and a blended index of 80% Bloomberg Barclays U.S. Aggregate Bond Index and 20% MSCI World Index produced a 6.55% total return over the same time period.

Coming out of the third quarter of 2015, risk assets of any kind had declined in value and the October rally was a most welcome relief to the market. The S&P 500 Index increased 8.4%, while the Shanghai Composite Index rose 10.8%. The Bloomberg Barclays U.S. Corporate High-Yield Index gained 2.75%, as credit spreads tightened from 630 basis points to 560 basis points. It did not last long. Renewed concern over the pace of global growth and increased belief in, and the eventual reality of, the U.S. Federal Reserve Board (Fed) interest-rate “lift-off” led to a somewhat stronger U.S. dollar and drove commodity prices markedly lower. Subsequently, the new year started off with a storm. China had been a force behind the initial selloff, but began to stabilize and then recover by late January, as the decline in its foreign reserves slowed and speculation mounted that the government’s upcoming five-year plan would support and stimulate its slowing economy. Meanwhile, energy markets—specifically oil prices—continued to fall and lead markets lower.

Difficult times in financial markets often present opportunities. While the greatest pain was felt in the commodity-related sectors, the credit market overall declined. We found some interesting opportunities in the investment-grade and high-yield segments during the selloff, although it was difficult to acquire bonds outside of the highly stressed oil and gas sectors. While it felt awful at the time, it meant select opportunities could be purchased at what looked like attractive levels—on the assumption that the world was not ending. It was then, and still is, a time for careful credit analysis and rigorous selectivity.

The upside to the decline was that we were able to put some cash to work in the Fund opportunistically. In any case, by the end of the first quarter of 2016, the storm had passed. Risk asset prices had returned roughly to levels seen at the start of the year. Only risk-free U.S. Treasury rates remained lower, with the overall curve somewhat flatter. As market strength continued into the second quarter of 2016, we remained cautious. Nascent signs of wage growth and inflation appeared in the United States, but it does not appear that U.S. Treasury rates grant those signs much credibility. Should rising U.S. inflation prove sustained, even if it moves up in small increments, long rates could move markedly higher and shake up risk markets. A world full of upcoming challenges is widely accepted and nothing new for long-time investors.

The September Federal Open Market Committee meeting ended with no change to the policy rate. This was generally expected by market participants in the run-up to the announcement. However, the Fed signaled an increased likelihood of a December 2016 rate hike, while lowering both the expected pace of tightening going forward and the terminal Fed funds rate. We believe the Fed has subtly, but importantly, moved toward the belief that the U.S. potential growth rate has shifted downward. As a result, monetary policy is no longer searching for “escape velocity” to sustain higher growth, but is now operating under a new reality of subdued growth and inflation amid demographic, productivity, and high global debt level headwinds that the economy will face for years to come.

Despite recent action by the Bank of Japan, most central banks are signaling that the rewards from additional stimulus have declined while the risks have increased. Thus, the market should expect a higher bar for further stimulus in the future. Not to say that global monetary stimulus will cease to exist—quite the opposite, in fact—but this could result in increased market volatility going forward. Conceptually, as historically reliable and largely uneconomic buyers (global central banks) become more discerning, the potential for asset price adjustments could increase. However, introducing volatility to the capital markets could do much to reintroduce a sense of accountability and efficient capital allocation in the process, a situation where active management can provide additional value.

During the course of the year, we have concentrated on purchasing securities on the front end of the maturity spectrum. At the margin, we have subtly shifted portfolio weights towards a higher concentration of floating rate securities, often in the form of asset-backed securities (ABS). Additionally, we continue to place an emphasis on quality, particularly when current valuations do not provide much reward for adding incremental credit risk. In general, ABS investments allow us to access the U.S. consumer, one of the bright spots in the global economy. Consumer balance sheets have been continually improving, average hourly wages have recently grown at about 2.5%, and the economy is at or near historical measures of full employment. Consumer-based credit card and prime auto ABS, both high-quality and relatively liquid short-term securities, can offer attractive relative value in this low-yield

4    Annual Report

LETTER TO SHAREHOLDERS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2015 (Unaudited)

environment. Per our investment philosophy, we only take incremental risk when our shareholders are properly compensated for doing so (and vice versa). Accordingly, we have been moving the portfolio to higher-quality securities.

This shift comes amidst continued deterioration in U.S. corporate balance sheets: net leverage, or debt, rose to the 72nd and 88th percentile (100 being the worst) for the median investment-grade and high-yield issuers vs. the past 30 years, at 1.77x and 3.26x, respectively, in the first half of 2016,1 yet corporate earnings and revenue growth continued to disappoint. Marrying the poor earnings environment with generally higher leverage suggests to us that risks have increased. Moreover, credit spreads narrowed, meaning that investors are accepting less compensation, despite the increased risk environment. As the aforementioned played out during the third quarter, we continued to search for interesting opportunities, ultimately finding them in seemingly unusual places. Generally, the 3-month London Interbank Offered Rate (LIBOR) is not thought of as a catalyst for relative value. However, recent regulatory changes across money market funds have forced banks to turn to alternative sources of liquidity, at increased cost. That higher cost materialized across markets as the 3-month LIBOR rose from 0.65% to 0.87% (as of this writing). At 0.87%, the yield on the 3-month LIBOR is essentially identical to the yield on the 2-year U.S. Treasury, but with less duration. This is the type of relative value proposition we believe has allowed us to produce superior risk-adjusted returns over the long term.

Looking ahead, the November 2016 U.S. general election could surprise markets, and they don’t generally like surprises. Drawing a parallel to the June 2016 “Brexit” referendum in the U.K., markets can head into controversial decision points severely discounting the probability of the non-consensus outcome. Electorates from Colombia to the U.K. to Germany have been behaving in “unpredictable” ways. Italy has an important referendum coming up that has the potential to spiral into a referendum on leaving the euro itself. Additionally, Germany and France both have elections in 2017, with pop-ulist parties gaining traction. Concerns regarding the U.K.’s filing of Article 50 in early 2017 have already begun to manifest themselves in risk markets. Geopolitics are always a risk, the key is in assessing which are adequately “priced-in” with respect to valuations and positioning our portfolios accordingly. Nevertheless, we believe our portfolio is positioned to perform across a broad spectrum of possible outcomes.

On September 30, 1981, the 10-Year U.S. Treasury hit an all-time high in terms of yield at 15.84%. Fast forward 35 years to the end of the third quarter of 2016 and the yield sat at just 1.60%. That same dynamic can be observed across the developed world, with many long-term government bonds currently priced to negative nominal yields. What started in 1981 is slowly coming to a close, though the combination of how and when is open to interpretation. Needless to say, what worked for the past 35 years is not particularly likely to work in the same fashion for the next 35 years. In our opinion, this sea change requires defensive posturing until a significant number of better relative value opportunities emerge, thus the portfolio remains overweight cash when compared to its own longer-term history. While no one can predict when more attractive buying opportunities will manifest themselves, we remain ready to take advantage of such occurrences opportunistically. In the meantime, we will patiently earn income from our current portfolio and attempt to avoid segments of the fixed income landscape that appear overheated.

We thank you for your continued interest.

Sincerely,

Jason H. Brady, CFA

Portfolio Manager

CEO, President, and Managing Director

Lon R. Erickson, CFA

Portfolio Manager

Managing Director

Jeff Klingelhofer, CFA

Portfolio Manager

Managing Director

1. The Credit Trader, “US Credit Quality Continues to Disappoint,” Goldman Sachs

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

The views expressed by the portfolio managers reflect their professional opinions and are subject to change. Under no circumstances does the information contained within represent a recommendation to buy or sell any security.

Annual Report    5

PERFORMANCE SUMMARY

Thornburg Strategic Income Fund	September 30, 2016 (Unaudited)

Average Annual Total Returns

	1-Yr	3-Yr	5-Yr	Since Incep.
Class A Shares (Incep: 12/19/07)
Without sales charge	6.70%	3.40%	5.69%	6.48%
With sales charge	1.88%	1.84%	4.72%	5.93%
Class C Shares (Incep: 12/19/07)
Without sales charge	6.20%	2.85%	5.12%	5.89%
With sales charge	5.20%	2.85%	5.12%	5.89%
Class I Shares (Incep: 12/19/07)	7.15%	3.75%	6.04%	6.82%
Class R3 Shares (Incep: 5/1/12)	6.69%	3.35%	—	4.64%
Class R4 Shares (Incep: 2/1/14)	6.79%	—	—	2.92%
Class R5 Shares (Incep: 5/1/12)	7.07%	3.68%	—	4.96%
Bloomberg Barclays U.S. Universal Index (Since 12/19/07)	6.11%	4.27%	3.62%	4.82%
Blended Index (Since 12/19/07)	6.55%	4.50%	4.87%	4.58%

Growth of a Hypothetical $10,000 Investment

30-Day Yields, A Shares (with sales charge)

SEC Yield	4.90%
Annualized Distribution Yield	2.23%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no sales charge for Class I, R3, R4, and R5 shares. As disclosed in the most recent prospectus, the total annual fund operating expenses are as follows: A shares, 1.23%; C shares, 1.97%; I shares, 0.89%; R3 shares, 2.70%; R4 shares, 2.64%; R5 shares, 1.55%. Thornburg Investment Management and/or Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least February 1, 2017, for some of the share classes, resulting in net expense ratios of the following: C shares, 1.80%; R3 shares, 1.25%; R4 shares, 1.25%; R5 shares, 0.99%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.

Glossary

Bloomberg Barclays U.S. Aggregate Bond Index – This index is composed of approximately 8,000 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds. The index is weighted by the market value of the bonds included in the index.

Bloomberg Barclays U.S. Corporate High-Yield Index – This index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes emerging market debt.

Bloomberg Barclays U.S. Universal Bond Index – This index represents the union of the U.S. Aggregate Index, U.S. Corporate High-Yield, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD denominated, taxable bonds that are rated either investment-grade or below investment-grade.

Blended Index – Thornburg Strategic Income Fund’s Blended Index is composed of 80% Bloomberg Barclays U.S. Aggregate Bond Index and 20% MSCI World Index, rebalanced monthly.

MSCI World Index – This index is an unmanaged market-weighted index that consists of securities traded in 23 of the world’s most developed countries. Securities are listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand, and the Far East. The index is calculated with net dividends reinvested, in U.S. dollars.

S&P 500 Index – An unmanaged broad measure of the U.S. stock market.

Shanghai Composite Index – A capitalization-weighted index that tracks the daily price performance of all A-shares and B-shares listed on the Shanghai Stock Exchange.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Annualized Distribution Yield – The distribution yield reflects actual distributions made to shareholders. The Annualized distribution yield is calculated by summing the last 30 days of income at a given month end and annualizing to a 360-day year. The result is divided by the ending maximum offering price.

Asset-backed Security (ABS) – A security whose value and income payments are derived from and collateralized (or “backed”) by a specified pool of underlying assets. The pool of assets is typically a group of small and illiquid assets that are unable to be sold individually. Pooling the assets into financial instruments allows them to be sold to general investors, a process called securitization, and allows the risk of investing in the underlying assets to be diversified because each security will represent a fraction of the total value of the diverse pool of underlying assets.

Credit Spread/Quality Spread – The difference between the yields of securities with different credit qualities.

Duration – A bond’s sensitivity to interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

SEC Yield – SEC Yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

Yield Curve – A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.

6    Annual Report

FUND SUMMARY

Thornburg Strategic Income Fund	September 30, 2016 (Unaudited)

Objectives and Strategies

The Fund’s primary investment goal is to seek a high level of current income. The Fund’s secondary investment goal is some long-term capital appreciation.

The Fund pursues its investment goals by investing in a broad range of income producing investments from throughout the world, primarily including debt obligations and income producing stocks. The Fund expects, under normal conditions, to invest a majority of its assets in debt obligations, but the relative proportions of the Fund’s investments in debt obligations and in income producing stocks can be expected to vary over time.

Portfolio Composition

Fixed Income Credit Quality*

*	Excludes equity securities.

A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Credit quality ratings for Thornburg’s global fixed income portfolios used ratings from Moody’s Investors Service. Where Moody’s ratings are not available, we have used Standard & Poor’s ratings. Where neither rating is available, we have used ratings from other NRSROs. U.S.-backed securities are included in AAA. “NR” = not rated.

Top Ten Industry Groups

Energy	10.6%
Diversified Financials	8.7%
Media	5.6%
Telecommunication Services	4.8%
Capital Goods	4.4%
Materials	3.8%
Commercial & Professional Services	3.1%
Food, Beverage & Tobacco	3.0%
Transportation	3.0%
Software & Services	2.8%

Country Exposure**

United States	67.6%
Canada	4.0%
United Kingdom	2.9%
Mexico	2.7%
Brazil	2.0%
Sweden	1.1%
Cayman Islands	1.0%
Luxembourg	0.8%
France	0.8%
Australia	0.7%
Jamaica	0.7%
Netherlands	0.6%
Morocco	0.5%
Belgium	0.4%
Mauritius	0.4%
South Korea	0.3%
Barbados	0.3%
Romania	0.3%
Ireland	0.3%
Russia	0.3%
Chile	0.2%
Hong Kong	0.2%
Switzerland	0.2%
Panama	0.1%
Other Assets Less Liabilities	11.7%

**	The country assignment of each holding is determined by the Fund’s Advisor based on various factors, including the location of the issuer’s head office, the issuer’s jurisdiction of incorporation and the country from which a majority of the issuer’s revenue is derived.

There is no guarantee that the Fund will meet its investment objectives.

All portfolio information is subject to change. Charts may not add up to 100% due to rounding.

Annual Report    7

SCHEDULE OF INVESTMENTS

Thornburg Strategic Income Fund	September 30, 2016

	Shares/
	Principal Amount	Value
COMMON STOCK — 0.30%
ENERGY — 0.30%
Oil, Gas & Consumable Fuels — 0.30%
[a] ROMGAZ SA-GDR	531,954	$3,085,333

		3,085,333

TOTAL COMMON STOCK (Cost $5,258,023)		3,085,333

PREFERRED STOCK — 1.75%
BANKS — 0.38%
Banks — 0.38%
GMAC Capital Trust I Pfd, 8.125%	140,000	3,557,400
[b] KeyCorp Pfd, 8.625%	17,732	463,160

		4,020,560

MISCELLANEOUS — 1.03%
U.S. Government Agencies — 1.03%
Farm Credit Bank of Texas Pfd, 10.00%	1,000	1,187,500
Cobank, ACB Pfd, 6.25%	50,000	5,287,500
AgriBank, FCB Pfd, 6.875%	40,000	4,312,500

		10,787,500

REAL ESTATE — 0.07%
Real Estate Investment Trusts — 0.07%
VEREIT, Inc. Pfd, 6.70%	25,857	688,830

		688,830

TELECOMMUNICATION SERVICES — 0.27%
Wireless Telecommunication Services — 0.27%
[a] Centaur Funding Corp. Pfd, 9.08%	2,380	2,812,119

		2,812,119

TOTAL PREFERRED STOCK (Cost $17,336,769)		18,309,009

ASSET BACKED SECURITIES — 13.23%
AUTO RECEIVABLES — 1.71%
[a] Drive Auto Receivables Trust, 2.59%, 12/16/2019	9,125,000	9,171,913
[a,c,d] DT Auto Owner Trust, Series 2016-4A Class A, 1.44%, 11/15/2019	2,100,000	2,099,895
[a] Foursight Capital Automobile Receivables Trust, Series 2016-1 Class A2, 2.87%, 10/15/2021	4,549,000	4,533,946
[a,c] OSCAR US Funding Trust, Series 2016-2A Class A2A, 2.31%, 11/15/2019	2,100,000	2,099,740

		17,905,494

COMMERCIAL MTG TRUST — 1.28%
[a] Capital Automotive REIT, Series 2012-1A Class A, 4.70%, 7/15/2042	2,808,140	2,862,606
[a] CFCRE Commercial Mortgage Trust, Series 2011-C1 Class C, 6.386%, 4/15/2044	6,200,000	6,800,791
Citigroup Commercial Mortgage Trust, Series 2004-HYB2 Class B1, 2.951%, 3/25/2034	94,387	77,312
[a] Credit Suisse Mortgage Trust, Series 2016-BDWN Class E, 12.024%, 2/15/2029	3,000,000	3,000,109
[a] FREMF Mortgage Trust, Series 2013-KF02 Class B Floating Rate Note, 3.496%, 12/25/2045	662,552	672,927

		13,413,745

OTHER ASSET BACKED — 7.78%
[a] 321 Henderson Receivables, LLC, Series 2006-3A Class A1, 0.642%, 9/15/2041	3,475,788	3,293,867
[a] 321 Henderson Receivables, LLC, Series 2014-1A Class A, 3.96%, 3/15/2063	5,662,692	5,832,245
[a] Aircraft Certificate Owner Trust, Series 2003-1A Class E, 7.001%, 9/20/2022	2,853,894	3,025,127
[a] American Credit Acceptance, Series 2014-2 Class B, 2.26%, 3/10/2020	2,421,652	2,422,975
[a] BCC Funding Corp., Series 2016-1 Class A1, 1.10%, 9/20/2017	2,000,000	2,000,019
[a,c] Concord Funding Co., LLC, Series 2012-2 Class B, 4.145%, 1/15/2017	4,000,000	4,008,000
[a] Dominos Pizza Master Issuer, LLC, Series 2012-1A Class A2, 5.216%, 1/25/2042	5,889,928	6,048,369
[a,e] ECAF Ltd., Series 2015-1A Class B1, 5.802%, 6/15/2040	7,181,937	7,038,299
[a,f] Fairway Outdoor Funding, LLC, Series 2012-1 Class B, 8.835%, 10/15/2042	3,000,000	3,128,631
[a,e] Global SC Finance SRL, Series 2014-1A Class A1, 3.19%, 7/17/2029	3,720,833	3,587,805
[a] JPR Royalty, LLC, 14.00%, 9/1/2020	2,000,000	1,000,000
[a] Motel 6 Trust, Series 2015-MTL6 Class B, 3.298%, 2/5/2030	3,470,000	3,467,260
[a,c] Northwind Holdings, LLC, Series 2007-1A Class A1 Floating Rate Note, 1.622%, 12/1/2037	687,500	639,375
[a] OnDeck Asset Securitization Trust II, LLC, Series 2016-1A Class A, 4.21%, 5/17/2020	4,170,000	4,164,845
[a] Progreso Receivables Funding, LLC, Series 2015-A Class A, 3.625%, 2/8/2020	10,025,000	9,994,036
[a] SBA Tower Trust, Series 2015-1 Class C, 3.156%, 10/15/2045	3,750,000	3,786,450
[a] SBA Tower Trust, Series 2016-1 Class C, 2.877%, 7/15/2046	2,275,000	2,313,563
[a] SolarCity LMC, LLC, Series 2013-1 Class A, 4.80%, 11/20/2038	3,005,274	2,922,650
[a] SolarCity LMC, LLC, Series 2014-1 Class A, 4.59%, 4/20/2044	3,116,444	3,031,341
[a] Sonic Capital, LLC, Series 2016-1A Class A2, 4.472%, 5/20/2046	3,089,667	3,137,687

8    Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2016

	Shares/ Principal Amount	Value
[a] VB-S1 Issuer, LLC, Series 16-1A Class C, 3.065%, 6/15/2046	3,100,000	$3,165,070
[a] Westgate Resorts, Series 2016-1A Class A, 3.50%, 12/20/2028	3,708,317	3,690,607

		81,698,221

RESIDENTIAL MTG TRUST — 1.39%
Banc of America Funding Corp., Series 2006-I Class SB1, 2.764%, 12/20/2036	511,138	119,810
Bear Stearns ARM Mortgage, Series 2003-6 Class 2B-1, 2.894%, 8/25/2033	156,258	153,512
[a] Citigroup Mortgage Loan Trust, Inc., Series 2014-A Class A, 4.00%, 1/25/2035	3,022,750	3,146,957
Countrywide, Series 2005-11 Class AF3, 4.778%, 2/25/2036	278,142	280,696
[a] CS First Boston Mortgage Securities Co., Series 2005-CF1 Class M1, 1.225%, 3/25/2045	979,606	957,836
JPMorgan Mortgage Acquisition Corp., Series 2006-CH1 Class A4, 0.665%, 7/25/2036	12,196	12,194
Merrill Lynch Mortgage Investors Trust, Series 2004-A4 Class M1, 2.855%, 8/25/2034	272,273	243,646
Morgan Stanley Capital, Inc., Series 2005-HE7 Class A2C, 0.845%, 11/25/2035	650,652	647,072
[a,c] Senior Homeowner Assistance Program, Series 2013-RM1 Class A, 4.00%, 5/26/2053	2,128,284	2,128,284
Structured Asset Securities Corp., Series 2004-20 Class 7A1, 5.25%, 11/25/2034	527,277	545,836
[a] TAL Advantage V, LLC, Series 2014-1A Class A, 3.51%, 2/22/2039	6,489,583	6,372,877
Wells Fargo Asset Securities Corp., Series 2005-AR1 Class 1B1, 2.77%, 2/25/2035	154,433	24,005

		14,632,725

STUDENT LOAN — 1.07%
Access Group, Inc., Series 2005-A Class A3, 1.115%, 7/25/2034	4,028,128	3,723,633
[a] Earnest Student Loan Program, LLC, Series 2016-C Class A2, 2.68%, 7/25/2035	2,892,985	2,873,504
[a] Social Professional Loan Program, LLC, Series 2014-A Class A2, 3.02%, 10/25/2027	2,355,591	2,400,943
[a] Social Professional Loan Program, LLC, Series 2014-B Class A1 Floating Rate Note, 1.775%, 8/25/2032	2,169,955	2,190,821

		11,188,901

TOTAL ASSET BACKED SECURITIES (Cost $139,856,881)		138,839,086

CORPORATE BONDS — 61.01%
AUTOMOBILES & COMPONENTS — 0.20%
Auto Components — 0.20%
[a,e] Nexteer Automotive Group Ltd., 5.875%, 11/15/2021	2,000,000	2,120,000

		2,120,000

BANKS — 0.99%
Banks — 0.99%
Bank of America Corp., 4.20%, 8/26/2024	3,200,000	3,388,621
[e] Royal Bank of Scotland Group plc, 9.50%, 3/16/2022	2,000,000	2,060,696
[e] Royal Bank of Scotland Group plc, 6.125%, 12/15/2022	2,000,000	2,119,228
[a,e] Sberbank of Russia, 5.50%, 2/26/2024	2,750,000	2,774,062

		10,342,607

CAPITAL GOODS — 4.34%
Aerospace & Defense — 0.27%
[a] CBC Ammo, LLC, 7.25%, 11/15/2021	2,970,000	2,895,750
Building Products — 0.29%
[a,e] Ardagh Packaging Group Ltd., 4.067%, 5/15/2021	3,000,000	3,045,000
Construction & Engineering — 1.30%
URS Corp., 3.85%, 4/1/2017	7,310,000	7,343,465
[a] Zachry Holdings, Inc., 7.50%, 2/1/2020	6,310,000	6,278,450
Electrical Equipment — 0.44%
[a,e] Sensata Technologies UK Finance Co., 6.25%, 2/15/2026	3,550,000	3,842,875
[a] Wesco Distribution, Inc., 5.375%, 6/15/2024	760,000	761,900
Industrial Conglomerates — 0.39%
Otter Tail Corp., 9.00%, 12/15/2016	4,000,000	4,050,432
Machinery — 0.31%
[a,e] Automation Tooling Systems, 6.50%, 6/15/2023	3,125,000	3,203,125
Trading Companies & Distributors — 1.35%
[a] Aviation Capital Group Corp., 7.125%, 10/15/2020	1,881,000	2,219,580
[a] International Lease Finance Corp., 7.125%, 9/1/2018	8,000,000	8,730,000
[a] Wajax Corp. (CAD), 6.125%, 10/23/2020	4,210,000	3,201,904

		45,572,481

COMMERCIAL & PROFESSIONAL SERVICES — 2.74%
Commercial Services & Supplies — 1.19%
RR Donnelley & Sons Co., 7.875%, 3/15/2021	6,968,000	7,612,540
RR Donnelley & Sons Co., 8.875%, 4/15/2021	4,500,000	4,905,000

Annual Report    9

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2016

	Shares/ Principal Amount	Value
Professional Services — 1.55%
Dun & Bradstreet, Inc., 4.00%, 6/15/2020	4,185,000	$4,367,165
[a] Nielsen Finance, LLC, 5.00%, 4/15/2022	7,420,000	7,661,150
Verisk Analytics, Inc., 4.00%, 6/15/2025	3,920,000	4,162,420

		28,708,275

COMMERCIAL SERVICES & SUPPLIES — 0.40%
Diversified Support Services — 0.40%
Lavare Holding AB (SEK), 4.472%, 4/4/2019	35,000,000	4,192,020

		4,192,020

CONSUMER DURABLES & APPAREL — 0.37%
Leisure Products — 0.20%
[a] Vista Outdoor, Inc., 5.875%, 10/1/2023	1,985,000	2,074,325
Textiles, Apparel & Luxury Goods — 0.17%
[a] Hanesbrands, Inc., 4.625%, 5/15/2024	1,775,000	1,821,594

		3,895,919

CONSUMER SERVICES — 0.79%
Diversified Consumer Services — 0.60%
[a] Laureate Education, Inc., 9.25%, 9/1/2019	2,064,000	1,965,960
[a] Nord Anglia Education Finance, LLC (CHF), 5.75%, 7/15/2022	3,985,000	4,286,490
Hotels, Restaurants & Leisure — 0.19%
Aramark Services, Inc., 5.75%, 3/15/2020	1,995,000	2,049,862

		8,302,312

DIVERSIFIED FINANCIALS — 7.52%
Capital Markets — 2.94%
Ares Capital Corp., 4.875%, 11/30/2018	7,000,000	7,307,090
[a] Ares Finance Co., LLC, 4.00%, 10/8/2024	4,025,000	3,899,617
[a,e] BTG Investments LP, 4.50%, 4/17/2018	4,750,000	4,429,375
[e] Credit Suisse Group Funding (Guernsey) Ltd., 3.80%, 9/15/2022	2,450,000	2,502,879
FS Investment Corp., 4.00%, 7/15/2019	6,286,000	6,393,604
Goldman Sachs Group, Inc. Floating Rate Note, 1.735%, 10/23/2019	5,895,000	5,926,939
[a] MSCI, Inc., 4.75%, 8/1/2026	400,000	405,000
Consumer Finance — 1.39%
Ally Financial, Inc., 4.75%, 9/10/2018	4,000,000	4,140,000
First Cash Financial Services, Inc., 6.75%, 4/1/2021	10,000,000	10,450,000
Diversified Financial Services — 3.19%
[a] Athene Global Funding, 2.875%, 10/23/2018	4,725,000	4,714,402
[a,e] CFG Holdings Ltd./CFG Finance, LLC, 11.50%, 11/15/2019	7,000,000	7,175,000
[a] Citicorp, 8.04%, 12/15/2019	250,000	292,156
[a,e] Credit Suisse Group Ltd., 3.80%, 6/9/2023	400,000	405,312
General Electric Capital Corp. (SEK), 2.625%, 1/16/2018	24,000,000	2,887,251
Morgan Stanley, 2.097%, 4/21/2021	6,660,000	6,788,571
[a] MSCI, Inc., 5.25%, 11/15/2024	1,625,000	1,720,306
[a] MSCI, Inc., 5.75%, 8/15/2025	2,640,000	2,818,200
S&P Global, Inc., 4.00%, 6/15/2025	1,590,000	1,722,506
S&P Global, Inc., 3.30%, 8/14/2020	1,975,000	2,073,217
[a] TMX Finance, LLC/Titlemax Finance, 8.50%, 9/15/2018	3,780,000	2,816,100

		78,867,525

ENERGY — 9.97%
Energy Equipment & Services — 0.95%
Compressco Partners, L.P., 7.25%, 8/15/2022	4,800,000	4,536,000
Oceaneering International, Inc., 4.65%, 11/15/2024	4,075,000	4,102,237
[a,e,g] Schahin II Finance Co. (SPV) Ltd., 5.875%, 9/25/2023	10,684,600	1,282,152
Oil, Gas & Consumable Fuels — 9.03%
Calumet Specialty Products Partners, LP, 7.625%, 1/15/2022	2,050,000	1,655,375
Calumet Specialty Products Partners, LP, 6.50%, 4/15/2021	1,420,000	1,160,850
[a] Citgo Holding, Inc., 10.75%, 2/15/2020	980,000	982,450
[a] Citgo Petroleum Corp., 6.25%, 8/15/2022	450,000	438,750
Energy Transfer Partners LP, 3.774%, 11/1/2066	1,200,000	816,000
Enterprise Products Operating LP, 7.034%, 1/15/2068	1,400,000	1,479,506
[a] Florida Gas Transmission Co., LLC, 3.875%, 7/15/2022	4,765,000	4,939,961
[a] Florida Gas Transmission Co., LLC, 4.35%, 7/15/2025	2,224,000	2,317,339
Gastar Exploration USA, Inc., 8.625%, 5/15/2018	1,911,000	1,605,240
Global Partners LP/GLP Finance Corp., 6.25%, 7/15/2022	4,975,000	4,614,312

10    Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2016

	Shares/ Principal Amount	Value
Gulf South Pipeline Co., LP, 4.00%, 6/15/2022	4,860,000	$4,708,932
[a] Gulfstream Natural Gas System, LLC, 4.60%, 9/15/2025	5,515,000	5,782,555
HollyFrontier Corp., 5.875%, 4/1/2026	3,500,000	3,791,420
[a] Kinder Morgan (Delaware), Inc., 5.00%, 2/15/2021	6,101,000	6,595,028
[a,g] Linc Energy, 9.625%, 10/31/2017	1,324,000	264,800
[a,g] Linc Energy, 12.50%, 10/31/2017	6,617,950	66
NGL Energy Partners LP, 6.875%, 10/15/2021	6,000,000	5,685,000
Northern Tier Energy, LLC, 7.125%, 11/15/2020	6,450,000	6,595,125
[a,e] Odebrecht Offshore Drilling Finance Ltd., 6.75%, 10/1/2023	2,583,610	477,968
Plains All American Pipeline LP, 8.75%, 5/1/2019	1,000,000	1,152,771
[a,e] QGOG Atlantic/Alaskan Rigs Ltd., 5.25%, 7/30/2019	777,060	668,272
[b,g] RAAM Global Energy Co., 12.50%, 10/1/2049	2,000,000	20,000
[a] Rockies Express Pipeline, LLC, 6.85%, 7/15/2018	2,000,000	2,105,000
[a] Sabine Pass LNG LP, 7.50%, 11/30/2016	10,590,000	10,669,425
Summit Midstream Holdings, LLC, 5.50%, 8/15/2022	7,010,000	6,677,025
Tesoro Logistics LP, 6.125%, 10/15/2021	3,510,000	3,667,950
[a] Texas Gas Transmission, LLC, 4.50%, 2/1/2021	940,000	974,064
[a] Transcontinental Gas Pipe Line Co., LLC, 7.85%, 2/1/2026	3,600,000	4,660,708
[a,e] Tullow Oil plc, 6.25%, 4/15/2022	6,400,000	5,728,000
Williams Partners LP, 4.50%, 11/15/2023	4,335,000	4,492,829

		104,647,110

FOOD & STAPLES RETAILING — 1.70%
Food & Staples Retailing — 1.70%
[a] Bakkavor Finance (2) plc (GBP), 8.75%, 6/15/2020	6,275,000	8,662,004
[a] C&S Group Enterprises, LLC, 5.375%, 7/15/2022	3,935,000	3,875,975
[a] Whole Foods Market, Inc., 5.20%, 12/3/2025	4,830,000	5,245,839

		17,783,818

FOOD, BEVERAGE & TOBACCO — 2.16%
Beverages — 0.56%
Ambev International Finance Co., Ltd. (BRL), 9.50%, 7/24/2017	2,000,000	611,903
[a,e] Central America Bottling Corp., 6.75%, 2/9/2022	5,000,000	5,225,000
Food Products — 1.10%
[a,e] Barry Callebaut Services NV, 5.50%, 6/15/2023	4,000,000	4,358,600
[a,e] BRF S.A., 4.75%, 5/22/2024	4,650,000	4,754,625
[a] Dean Foods Co., 6.50%, 3/15/2023	2,300,000	2,452,950
Tobacco — 0.50%
Vector Group Ltd., 7.75%, 2/15/2021	5,000,000	5,273,500

		22,676,578

HEALTH CARE EQUIPMENT & SERVICES — 1.82%
Health Care Providers & Services — 1.82%
[a] Covenant Surgical Partners, Inc., 8.75%, 8/1/2019	6,125,000	5,880,000
DaVita Healthcare Partners, Inc., 5.00%, 5/1/2025	3,450,000	3,462,937
HCA, Inc., 4.75%, 5/1/2023	1,735,000	1,808,738
HCA, Inc., 4.50%, 2/15/2027	1,475,000	1,484,219
[a] LifePoint Health, Inc., 5.375%, 5/1/2024	4,865,000	4,865,000
[a] Quorum Health Corp., 11.625%, 4/15/2023	1,980,000	1,643,400

		19,144,294

HOUSEHOLD & PERSONAL PRODUCTS — 1.00%
Household Products — 0.87%
Edgewell Personal Care, 4.70%, 5/24/2022	5,990,000	6,192,163
[a] Energizer Holdings, Inc., 5.50%, 6/15/2025	2,850,000	2,935,500
Personal Products — 0.13%
[a] Avon International Operations, Inc., 7.875%, 8/15/2022	1,340,000	1,383,550

		10,511,213

INSURANCE — 2.50%
Insurance — 2.50%
CNA Financial Corp., 4.50%, 3/1/2026	3,460,000	3,746,851
[a,e] DaVinciRe Holdings Ltd., 4.75%, 5/1/2025	4,790,000	4,924,307
ELM B.V. (AUD), 7.635%, 12/29/2049	1,000,000	782,272
ELM B.V. (AUD), 3.295%, 4/29/2049	1,000,000	755,783
[a] Forethought Financial Group, Inc., 8.625%, 4/15/2021	1,160,000	1,333,721
Genworth Holdings, Inc., 4.90%, 8/15/2023	6,000,000	4,995,000
Kemper Corp., 4.35%, 2/15/2025	1,810,000	1,859,337

Annual Report    11

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2016

	Shares/ Principal Amount	Value
[a,e] Lancashire Holdings Ltd., 5.70%, 10/1/2022	4,900,000	$5,290,765
[a] National Life Insurance of Vermont, 10.50%, 9/15/2039	1,000,000	1,533,480
Reinsurance Group of America, Inc., 3.95%, 9/15/2026	990,000	1,035,752

		26,257,268

MATERIALS — 3.74%
Chemicals — 1.33%
[a,e] Consolidated Energy Finance S.A., 6.75%, 10/15/2019	3,030,000	2,992,125
[a,e] Kissner Milling Co., Ltd., 7.25%, 6/1/2019	5,595,000	5,818,800
[a,e] Office Cherifien des Phosphates, 5.625%, 4/25/2024	4,710,000	5,115,531
Construction Materials — 0.72%
[a,e] Cimpor Financial Operations B.V., 5.75%, 7/17/2024	6,500,000	5,557,500
Wesco Distribution, Inc., 5.375%, 12/15/2021	2,000,000	2,045,000
Containers & Packaging — 0.05%
Graphic Packaging International, Inc., 4.125%, 8/15/2024	500,000	503,750
Metals & Mining — 0.99%
[a] International Wire Group, Inc., 10.75%, 8/1/2021	3,200,000	3,048,000
[a,e] Newcrest Finance Property Ltd., 4.20%, 10/1/2022	7,000,000	7,292,698
Paper & Forest Products — 0.65%
[a] Neenah Paper, Inc., 5.25%, 5/15/2021	6,725,000	6,859,500

		39,232,904

MEDIA — 3.32%
Media — 3.32%
[a] Cable One, Inc., 5.75%, 6/15/2022	8,831,000	9,228,395
[a] CSC Holdings, LLC, 5.50%, 4/15/2027	1,825,000	1,866,063
[a] DHX Media Ltd. (CAD), 5.875%, 12/2/2021	1,340,000	1,029,041
[a] EMI Music Publishing Ltd., 7.625%, 6/15/2024	1,520,000	1,643,500
[a,e] SFR Group SA, 7.375%, 5/1/2026	2,365,000	2,417,479
[a,e] SFR Group SA, 6.00%, 5/15/2022	5,475,000	5,584,500
[a] Sirius XM Canada Holdings, Inc. (CAD), 5.625%, 4/23/2021	7,441,000	5,643,351
The Washington Post Co., 7.25%, 2/1/2019	2,100,000	2,273,250
[a,e] Virgin Media, Inc., 5.375%, 4/15/2021	3,829,500	3,992,254
[a,e] Virgin Media, Inc., 5.50%, 8/15/2026	1,100,000	1,122,000

		34,799,833

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 0.37%
Pharmaceuticals — 0.37%
[b,c,g] Atlas U.S. Royalty, LLC Participation Rights, 0%, 3/15/2027	5,450,000	0
[a,e] Concordia International Corp., 9.50%, 10/21/2022	845,000	585,163
[a,e] Concordia International Corp., 7.00%, 4/15/2023	5,187,000	3,332,647

		3,917,810

REAL ESTATE — 1.15%
Equity Real Estate Investment Trusts — 1.15%
EPR Properties, 5.25%, 7/15/2023	5,000,000	5,368,685
Retail Opportunity Investments Corp., 5.00%, 12/15/2023	1,500,000	1,601,622
Select Income REIT, 2.85%, 2/1/2018	5,100,000	5,130,279

		12,100,586

RETAILING — 2.13%
Distributors — 0.92%
LKQ Corp., Inc., 4.75%, 5/15/2023	9,395,000	9,653,363
Internet & Direct Marketing Retail — 0.77%
QVC, Inc., 4.45%, 2/15/2025	8,147,000	8,064,112
Multiline Retail — 0.44%
[a,e] Grupo Famsa S.A.B. de C.V., 7.25%, 6/1/2020	5,550,000	4,662,000

		22,379,475

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.23%
Semiconductors & Semiconductor Equipment — 0.23%
[a,e] Sensata Technologies B.V., 5.00%, 10/1/2025	2,400,000	2,454,000

		2,454,000

SOFTWARE & SERVICES — 2.17%
Information Technology Services — 0.75%
Neustar, Inc., 4.50%, 1/15/2023	8,770,000	7,849,150
Internet Software & Services — 0.54%

12    Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2016

	Shares/ Principal Amount	Value
Lender Processing Services, Inc./Black Knight Lending Solutions, Inc., 5.75%, 4/15/2023	5,417,000	$5,701,393
Software — 0.88%
Autodesk, Inc., 3.125%, 6/15/2020	2,350,000	2,420,488
Autodesk, Inc., 4.375%, 6/15/2025	1,600,000	1,695,053
[a,e] Open Text Corp., 5.875%, 6/1/2026	1,820,000	1,904,175
[a] Solera Capital, LLC, 10.50%, 3/1/2024	2,830,000	3,155,450

		22,725,709

TECHNOLOGY HARDWARE & EQUIPMENT — 2.17%
Computers & Peripherals — 0.10%
Lexmark International, Inc., 5.125%, 3/15/2020	1,038,000	1,087,268
Electronic Equipment, Instruments & Components — 1.68%
Anixter, Inc., 5.125%, 10/1/2021	8,395,000	8,751,788
Ingram Micro, Inc., 4.95%, 12/15/2024	1,951,000	1,974,355
Trimble Navigation, Ltd., 4.75%, 12/1/2024	6,525,000	6,862,440
Technology, Hardware, Storage & Peripherals — 0.39%
[a] Western Digital Corp., 7.375%, 4/1/2023	3,725,000	4,097,500

		22,773,351

TELECOMMUNICATION SERVICES — 4.55%
Diversified Telecommunication Services — 1.63%
AT&T, Inc., 3.00%, 6/30/2022	2,395,000	2,462,319
[a,e] Inmarsat Finance plc, 4.875%, 5/15/2022	400,000	380,000
Qwest Corp., 6.75%, 12/1/2021	3,700,000	4,120,875
[a,c] Unison Ground Lease Funding, 5.78%, 3/15/2043	1,920,000	1,785,600
[a,e] Videotron Ltd., Co., 5.375%, 6/15/2024	8,050,000	8,372,000
Wireless Telecommunication Services — 2.92%
America Movil SAB de CV (MXN), 6.45%, 12/5/2022	120,000,000	6,027,927
[a,e] Digicel Ltd., 6.00%, 4/15/2021	8,450,000	7,464,730
[a,e] Inmarsat Finance plc, 6.50%, 10/1/2024	600,000	601,500
[a,e] Millicom International Cellular S.A., 6.00%, 3/15/2025	5,578,000	5,648,283
[a,e] MTN International (Mauritius) Ltd., 4.755%, 11/11/2024	4,125,000	3,990,937
[a] WCP Issuer, LLC, 7.143%, 8/15/2043	6,000,000	6,450,000
[a] WCP Issuer, LLC, 6.657%, 8/15/2043	386,000	409,160

		47,713,331

TRANSPORTATION — 2.93%
Airlines — 2.62%
[a] American Airlines Group, Inc., 5.60%, 1/15/2022	11,954,987	12,507,905
American Airlines Group, Inc., 4.95%, 7/15/2024	2,397,342	2,607,109
Continental Airlines, 9.798%, 10/1/2022	4,858,705	5,368,869
[a,e] Guanay Finance Ltd., 6.00%, 12/15/2020	2,393,953	2,444,825
US Airways, 7.076%, 9/20/2022	1,073,873	1,159,783
US Airways, 6.25%, 10/22/2024	1,354,411	1,533,870
US Airways, 5.90%, 4/1/2026	1,598,889	1,838,723
Marine — 0.23%
[a,e] Stena International SA, 5.75%, 3/1/2024	2,900,000	2,421,500
Transportation Infrastructure — 0.08%
[a,e] Mexico City Airport Trust, 4.25%, 10/31/2026	842,000	844,105

		30,726,689

UTILITIES — 1.75%
Electric Utilities — 1.12%
[a] Duquesne Light Holdings, Inc., 6.40%, 9/15/2020	2,000,000	2,315,976
[a] Jersey Central Power & Light Co., 4.30%, 1/15/2026	3,965,000	4,222,293
Puget Energy, Inc., 6.50%, 12/15/2020	2,000,000	2,321,240
Puget Energy, Inc., 5.625%, 7/15/2022	2,500,000	2,877,017
Independent Power & Renewable Electricity Producers — 0.41%
Ipalco Enterprises, Inc., 5.00%, 5/1/2018	2,500,000	2,606,250
[a] Midland Cogeneration Venture, 6.00%, 3/15/2025	1,569,788	1,691,219
Multi-Utilities — 0.22%
CMS Energy Corp., 8.75%, 6/15/2019	2,000,000	2,365,776

		18,399,771

TOTAL CORPORATE BONDS (Cost $653,073,799)		640,244,879

Annual Report    13

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2016

	Shares/ Principal Amount	Value
CONVERTIBLE BONDS — 2.67%
DIVERSIFIED FINANCIALS — 0.76%
Consumer Finance — 0.76%
EZCORP, Inc., 2.125%, 6/15/2019	8,159,000	$7,990,721

		7,990,721

FOOD, BEVERAGE & TOBACCO — 0.25%
Tobacco — 0.25%
Vector Group Ltd., 1.75%, 4/15/2020	2,260,000	2,574,987

		2,574,987

MEDIA — 0.81%
Media — 0.81%
Comcast Holdings Corp., 2.00%, 10/15/2029	15,500,000	8,447,500

		8,447,500

REAL ESTATE — 0.85%
Equity Real Estate Investment Trusts — 0.85%
[a] IAS Operating Partnership LP, 5.00%, 3/15/2018	5,040,000	5,040,000
VEREIT, Inc., 3.00%, 8/1/2018	3,890,000	3,880,275

		8,920,275

TOTAL CONVERTIBLE BONDS (Cost $25,744,949)		27,933,483

MUNICIPAL BONDS — 0.41%
California Health Facilities Financing Authority (Developmental Disabilities), 7.875%, 2/1/2026	1,940,000	2,272,613
Oklahoma Development Finance Authority, 8.00%, 5/1/2020	805,000	822,267
San Bernardino County California Redevelopment Agency (San Sevaine), 8.45%, 9/1/2030	1,000,000	1,183,810

TOTAL MUNICIPAL BONDS (Cost $3,710,594)		4,278,690

U.S. GOVERNMENT AGENCIES — 1.15%
[a] CoBank, ACB Floating Rate Note, (Federal Farm Credit Banks), 1.45%, 6/15/2022	12,700,000	12,047,423

TOTAL U.S. GOVERNMENT AGENCIES (Cost $12,226,504)		12,047,423

OTHER GOVERNMENT — 1.36%
Mexican Bonos de Desarrollo (MXN), 5.00%, 6/15/2017	130,000,000	6,708,670
Mexican Bonos de Desarrollo (MXN), 4.75%, 6/14/2018	77,700,000	3,971,258
[a,e] Seven and Seven Ltd. Floating Rate Note, (Guaranty: Export-Import Bank of Korea), 2.235%, 9/11/2019	3,600,000	3,588,556

TOTAL OTHER GOVERNMENT (Cost $19,015,226)		14,268,484

MORTGAGE BACKED — 0.32%
Federal Home Loan Mtg Corp., CMO Series KIR1 Class X, 1.237%, 3/25/2026	38,002,385	3,017,910
Federal National Mtg Assoc., CMO Series 1994-37 Class L, 6.50%, 3/25/2024	2,672	2,954
[c] Reilly FHA 1997-A Mtg, 6.896%, 7/1/2020	331,595	331,595

TOTAL MORTGAGE BACKED (Cost $3,245,852)		3,352,459

LOAN PARTICIPATIONS — 6.08%

COMMERCIAL & PROFESSIONAL SERVICES — 0.36%
Professional Services — 0.36%
Affinion Group, Inc., 6.75%, 4/30/2018	3,919,598	3,800,050

		3,800,050

CONSUMER SERVICES — 0.27%
Diversified Consumer Services — 0.27%
Laureate Education, Inc., 8.157%, 3/17/2021	2,898,859	2,880,742

		2,880,742

DIVERSIFIED FINANCIALS — 0.42%
Diversified Financial Services — 0.42%
[e] Stena International S.A., 4.24%, 3/3/2021	5,235,750	4,432,062

		4,432,062

ENERGY — 0.34%
Oil, Gas & Consumable Fuels — 0.34%
Citgo Holding, Inc., 9.50%, 5/12/2018	3,476,387	3,514,419

		3,514,419

14    Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2016

	Shares/ Principal Amount	Value

FOOD, BEVERAGE & TOBACCO — 0.61%
Tobacco — 0.61%
North Atlantic Trading Co., Inc., 9.00%, 1/13/2020	6,517,276	$6,443,957

		6,443,957

HEALTH CARE EQUIPMENT & SERVICES — 0.35%
Health Care Providers & Services — 0.35%
Prospect Medical Holidngs, Inc., 7.00%, 06/30/2022	3,690,750	3,658,456

		3,658,456

INDUSTRIALS — 0.50%
Construction & Engineering — 0.50%
ABG Intermediate Holdings (2), LLC, 9.50%, 5/27/2022	5,359,598	5,225,608

		5,225,608

MEDIA — 1.44%
Media — 1.44%
Cumulus Media Holdings, Inc., 4.25%, 12/23/2020	450,195	312,323
[e] Mood Media Corp., 7.00%, 5/1/2019	9,685,962	9,156,237
New Media Holdings II, LLC, 7.25%, 6/4/2020	5,708,177	5,651,096

		15,119,656

REAL ESTATE — 0.36%
Real Estate Management & Development — 0.36%
DTZ U.S. Borrower, LLC, 9.25%, 11/4/2022	3,740,000	3,758,700

		3,758,700

RETAILING — 0.35%
Specialty Retail — 0.35%
Redbox Automated Retail, LLC, 8.50%, 9/24/2021	3,800,000	3,705,000

		3,705,000

SOFTWARE & SERVICES — 0.64%
Information Technology Services — 0.64%
Neustar, Inc., 3.774%, 1/22/2019	970,000	966,362
[c] Valores Corporativos Softtek, S.A. de C.V., 7.272%, 8/27/2019	5,833,333	5,757,500

		6,723,862

TECHNOLOGY HARDWARE & EQUIPMENT — 0.35%
Technology, Hardware, Storage & Peripherals — 0.35%
Harland Clarke Holdings Corp., 7.00%, 12/31/2019	3,705,000	3,629,974

		3,629,974

TRANSPORTATION — 0.09%
Airlines — 0.09%
[a,c,e,g] OS Two, LLC, 12.00%, 12/15/2020	494,100	394,292
[a,c,e,g] ET Two, LLC, 12.00%, 9/30/2019	338,633	270,229
[a,c,e,g] ET Three, LLC, 12.00%, 9/30/2019	338,633	270,229

		934,750

TOTAL LOAN PARTICIPATIONS (Cost $65,356,008)		63,827,236

SHORT TERM INVESTMENTS — 10.94%
[h] Thornburg Capital Management Fund	11,484,943	114,849,428

TOTAL SHORT TERM INVESTMENTS (Cost $114,849,428)		114,849,428

TOTAL INVESTMENTS — 99.20% (Cost $1,059,674,033)		$1,041,035,510
OTHER ASSETS LESS LIABILITIES — 0.80%		8,424,224

NET ASSETS — 100.00%		$1,049,459,734

Footnote Legend

a	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2016, the aggregate value of these securities in the Fund’s portfolio was $509,280,143, representing 48.69% of the Fund’s net assets.
b	Non-income producing.
c	Security currently fair valued by the Valuation and Pricing Committee using procedures approved by the Trustees’ Audit Committee.
d	When-issued security.

Annual Report    15

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2016

e	Yankee bond denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
f	Segregated as collateral for a when-issued security.
g	Bond in default.
h	Investment in Affiliates - Shown below are holdings of voting securities of each portfolio company which is considered “affiliated” to the Fund under the Investment Company Act of 1940, including companies for which the Fund’s holding represented 5% or more of the company’s voting securities, and a series of the Thornburg Investment Trust in which the Fund invested for cash management purposes during the period:

Issuer	Shares/Principal September 30, 2015	Gross Additions	Gross Reductions	Shares/Principal September 30, 2016	Market Value September 30, 2016	Investment Income	Realized Gain (Loss)
Thornburg Capital Management Fund	10,170,287	29,272,370	27,957,714	11,484,943	$114,849,428	$457,141	$—

Total non-controlled affiliated issuers - 10.94% of net assets					$114,849,428	$457,141	$—

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ARM	Adjustable Rate Mortgage
AUD	Denominated in Australian Dollars
BRL	Denominated in Brazilian Real
CAD	Denominated in Canadian Dollars
CHL	Denominated in Chilean Peso
CMO	Collateralized Mortgage Obligation
FCB	Farm Credit Bank

FHA	Insured by Federal Housing Administration
GBP	Denominated in Great Britain Pounds Mtg Mortgage
MTN	Medium-Term Note
MXN	Denominated in Mexican Pesos Pfd Preferred Stock
REIT	Real Estate Investment Trust
SEK	Denominated in Swedish Kronor
SPV	Special Purpose Vehicle

See notes to financial statements.

16    Annual Report

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Annual Report    17

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Strategic Income Fund	September 30, 2016

ASSETS
Investments at value (Note 3)
Non-affiliated issuers (cost $944,824,605)	$926,186,082
Non-controlled affiliated issuer (cost $114,849,428)	114,849,428
Cash	980,427
Receivable for investments sold	3,141,254
Receivable for fund shares sold	1,900,248
Unrealized appreciation on forward currency contracts (Note 7)	173,499
Dividends receivable	189,143
Dividend and interest reclaim receivable	53,531
Interest receivable	12,523,659
Prepaid expenses and other assets	69,178

Total Assets	1,060,066,449

LIABILITIES
Payable for investments purchased	6,919,738
Payable for fund shares redeemed	2,175,290
Unrealized depreciation on forward currency contracts (Note 7)	47,155
Payable to investment advisor and other affiliates (Note 4)	933,061
Accounts payable and accrued expenses	284,232
Dividends payable	247,239

Total Liabilities	10,606,715

NET ASSETS	$1,049,459,734

NET ASSETS CONSIST OF
Distribution in excess of net investment income	$(4,723,241)
Net unrealized depreciation on investments	(18,550,960)
Accumulated net realized gain (loss)	(32,763,467)
Net capital paid in on shares of beneficial interest	1,105,497,402

$1,049,459,734

18    Annual Report

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Strategic Income Fund	September 30, 2016

NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($283,398,300 applicable to 24,507,675 shares of beneficial interest outstanding - Note 5)	$11.56
Maximum sales charge, 4.50% of offering price	0.54

Maximum offering price per share	$12.10

Class C Shares:
Net asset value and offering price per share* ($272,690,655 applicable to 23,616,914 shares of beneficial interest outstanding - Note 5)	$11.55

Class I Shares:
Net asset value, offering and redemption price per share ($480,143,295 applicable to 41,613,852 shares of beneficial interest outstanding - Note 5)	$11.54

Class R3 Shares:
Net asset value, offering and redemption price per share ($2,819,146 applicable to 244,041 shares of beneficial interest outstanding - Note 5)	$11.55

Class R4 Shares:
Net asset value, offering and redemption price per share ($3,217,464 applicable to 278,382 shares of beneficial interest outstanding - Note 5)	$11.56

Class R5 Shares:
Net asset value, offering and redemption price per share ($7,190,874 applicable to 623,350 shares of beneficial interest outstanding - Note 5)	$11.54

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Annual Report    19

STATEMENT OF OPERATIONS

Thornburg Strategic Income Fund	Year Ended September 30, 2016

INVESTMENT INCOME
Dividend income
Non-affiliated issuers (net of foreign taxes withheld of $43,822)	$1,755,183
Non-controlled affiliated issuer	457,141
Interest income (net of premium amortized of $2,137,774)	55,511,761

Total Income	57,724,085

EXPENSES
Investment advisory fees (Note 4)	7,606,101
Administration fees (Note 4)
Class A Shares	379,841
Class C Shares	355,445
Class I Shares	238,635
Class R3 Shares	2,375
Class R4 Shares	3,290
Class R5 Shares	3,471
Distribution and service fees (Note 4)
Class A Shares	759,483
Class C Shares	2,842,377
Class R3 Shares	9,476
Class R4 Shares	6,584
Transfer agent fees
Class A Shares	309,706
Class C Shares	267,881
Class I Shares	428,122
Class R3 Shares	10,548
Class R4 Shares	13,161
Class R5 Shares	17,319
Registration and filing fees
Class A Shares	24,704
Class C Shares	25,861
Class I Shares	38,937
Class R3 Shares	21,856
Class R4 Shares	22,667
Class R5 Shares	21,857
Custodian fees (Note 2)	246,311
Professional fees	147,852
Accounting fees (Note 4)	39,739
Trustee fees	48,033
Other expenses	87,233

Total Expenses	13,978,865
Less:
Expenses reimbursed by investment advisor (Note 4)	(626,356)

Net Expenses	13,352,509

Net Investment Income	$44,371,576

20    Annual Report

STATEMENT OF OPERATIONS, CONTINUED

Thornburg Strategic Income Fund	Year Ended September 30, 2016

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Non-affiliated issuer Investments	$(38,722,273)
Forward currency contracts (Note 7)	(11,012)
Foreign currency transactions	(80,021)

(38,813,306)

Net change in unrealized appreciation (depreciation) on:
Non-affiliated issuer Investments	61,818,662
Forward currency contracts (Note 7)	5,612
Foreign currency translations	29,095

61,853,369

Net Realized and Unrealized Gain	23,040,063

Net Increase in Net Assets Resulting from Operations	$67,411,639

See notes to financial statements.

Annual Report    21

STATEMENT OF CHANGES IN NET ASSETS

Thornburg Strategic Income Fund	September 30, 2016

	Year Ended September 30, 2016	Year Ended September 30, 2015
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$44,371,576	$52,601,931
Net realized gain (loss) on investments, forward currency contracts, and foreign currency transactions	(38,813,306)	(3,934,186)
Net unrealized appreciation (depreciation) on investments, forward currency contracts, and foreign currency translations	61,853,369	(86,863,981)

Net Increase (Decrease) in Net Assets Resulting from Operations	67,411,639	(38,196,236)

DIVIDENDS TO SHAREHOLDERS
From net investment income
Class A Shares	(9,880,040)	(15,032,369)
Class C Shares	(7,668,653)	(11,384,849)
Class I Shares	(17,002,116)	(24,576,257)
Class R3 Shares	(59,729)	(94,447)
Class R4 Shares	(84,997)	(58,755)
Class R5 Shares	(239,592)	(206,806)
From realized gains
Class A Shares	(816,703)	(4,909,559)
Class C Shares	(732,196)	(4,451,217)
Class I Shares	(1,265,868)	(7,233,973)
Class R3 Shares	(3,811)	(42,240)
Class R4 Shares	(5,676)	(514)
Class R5 Shares	(14,864)	(39,105)

FUND SHARE TRANSACTIONS (NOTE 5)
Class A Shares	(63,035,022)	(23,177,909)
Class C Shares	(41,609,027)	(14,575,088)
Class I Shares	(64,637,440)	26,490,308
Class R3 Shares	1,314,552	(1,421,430)
Class R4 Shares	1,018,779	2,180,876
Class R5 Shares	514,084	4,235,726

Net Decrease in Net Assets	(136,796,680)	(112,493,844)

NET ASSETS
Beginning of Year	1,186,256,414	1,298,750,258

End of Year	$1,049,459,734	$1,186,256,414

Distribution in excess of net investment income	$(4,723,241)	$(5,244,630)

See notes to financial statements

22    Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Strategic Income Fund	September 30, 2016

NOTE 1 – ORGANIZATION

Thornburg Strategic Income Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Fund commenced operations on December 19, 2007. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of twenty separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment goal is to seek a high level of current income. The Fund’s secondary investment goal is some long-term capital appreciation.

The Fund currently offers six classes of shares of beneficial interest: Class A, Class C, Institutional Class (“Class I”) and Retirement Classes (“Class R3”, “Class R4”, and “Class R5”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (iv) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (v) Class R4 shares are sold at net asset value without a sales charge at the time of purchase, but bear a service fee, (vi) Class R5 shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.

Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.

Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income distributions, if any, are declared and paid monthly. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by the Advisor. Dividends are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.

Investment Income: Dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Fund. Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to call dates or maturity dates using the effective yield method of the respective investments, which is included in interest income on the Statement of Operations.

Custodian Fees: Custodian fees disclosed in the Statement of Operations may include interest expenses incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on any such cash overdraft at a rate equal to 2.50% of the overdraft amount in excess of $50,000.

Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction

Annual Report    23

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2016

and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Repurchase Agreements: The Fund may invest excess cash in repurchase agreements whereby the Fund purchases investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Unfunded Loan Commitments: The Fund has entered into a loan commitment with Nexstar Broadcasting, Inc., of which at September 30, 2016, no par commitment had been funded. The Fund is committed in the amount of $3,435,000 until January 27, 2017.

Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign investments, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation (depreciation) from investments.

Reported net realized gains and losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains and losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net change in unrealized appreciation (depreciation) on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at period end, resulting from changes in exchange rates.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.

The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed each uncertain tax position believed to be material in the preparation of the Fund’s financial statements for the fiscal year ended September 30, 2016, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Fund has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities.

At September 30, 2016, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$1,059,775,611

Gross unrealized appreciation on a tax basis	$29,217,342
Gross unrealized depreciation on a tax basis	(47,957,443)

Net unrealized appreciation (depreciation) on investments (tax basis)	$(18,740,101)

24    Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2016

Temporary book to tax adjustments to cost of investments and net unrealized appreciation (depreciation) for tax purposes result primarily from deferral of outstanding wash sale losses and outstanding contingent payment debt instrument (“CPDI”) tax basis adjustments.

At September 30, 2016, the Fund had deferred tax basis late year specified ordinary losses occurring subsequent to October 31, 2015 through September 30, 2016 of $9,305,389. For tax purposes, such losses will be recognized in the year ending September 30, 2017.

At September 30, 2016, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2015 through September 30, 2016 of $30,691,256. For tax purposes, such capital losses will be recognized in the year ending September 30, 2017.

At September 30, 2016, the Fund had cumulative tax basis capital losses of $1,894,006, (of which $0 are short-term and $1,894,006 are long-term) generated after September 30, 2011, which may be carried forward to offset future capital gains. To the extent such car-ryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire.

In order to account for permanent book to tax differences, the Fund decreased undistributed net investment income by $8,915,060, decreased accumulated net realized investment (loss) by $8,915,062, and decreased net capital paid in on shares of beneficial interest by $2. Reclassifications have no impact upon the net asset value of the Fund and result primarily from investments in foreign bonds, mortgage-backed security (“MBS”) losses, contingent payment debt instruments (“CPDIs”), real estate investment trusts (“REITs”), foreign currency gains (losses), and redesignation of distributions.

At September 30, 2016, the Fund had $4,879,102 of undistributed tax basis ordinary investment income and no undistributed tax basis capital gains.

The tax character of distributions paid during the years ended September 30, 2016, and September 30, 2015, was as follows:

	2016	2015
Distributions from:
Ordinary income	$37,774,245	$57,525,899
Capital gains	—	10,504,192

Total	$37,774,245	$68,030,091

Foreign Withholding Taxes: The Fund is subject to foreign tax withholding imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld, in view of various considerations, including recent decisions rendered by the courts in those and other jurisdictions. The Fund would expect to record a receivable for such a reclaim based on a variety of factors, including assessment of a jurisdiction’s legal obligation to pay reclaims, the jurisdiction’s administrative practices and payment history, and industry convention. To date the Fund has recorded no such receivable because there is limited precedent for collecting such prior year reclaims and the likelihood of collection remains uncertain.

Deferred Foreign Capital Gain Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements.

NOTE 3 – SECURITY VALUATION

Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.

The Trustees of the Trust have appointed Thornburg Investment Management, Inc., the Trust’s advisor (the “Advisor”) to assist the Trustees in obtaining market values for portfolio investments, evaluate and monitor professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.

In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market

Annual Report    25

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2016

participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Securities: Securities and other portfolio investments which are listed or traded on a United States securities exchange are valued at the last reported sale price on the valuation date. Investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date. Portfolio investments reported by NASDAQ are valued at the official closing price on the valuation date. If an investment is traded on more than one exchange, the investment is considered traded on the exchange that is normally the primary market for that investment. Securities and other portfolio investments which are listed or traded on exchanges outside the United States are valued at the last price or the closing price of the investment on the exchange that is normally the primary market for the investment, as of the close of the exchange preceding the Fund’s valuation date. Foreign investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date.

In any case when a market quotation is not readily available for a portfolio investment ordinarily valued by market quotation, the Committee calculates a fair value for the investment using alternative methods approved by the Audit Committee. A market quotation is not readily available when the primary market or exchange for the investment is not open for the entire scheduled day of trading. Market quotations for an investment also may not be readily available if developments after the most recent close of the investment’s primary exchange or market, but prior to the close of business on any Fund business day, or an unusual event or significant period of time occurring since the availability of a market quotation, create a serious question concerning the reliability of the most recent market quotation available for the investment. In particular, on days when market volatility thresholds established by the Audit Committee are exceeded, foreign equity investments held by the Fund may be valued using alternative methods. The Committee customarily obtains valuations in these instances from pricing service providers approved by the Audit Committee. Pricing service providers ordinarily calculate valuations using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data.

Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.

In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider merits review for significant reasons, the Committee decides whether or not to use the valuation calculated by the pricing service provider or to use an alternative method approved by the Audit Committee to calculate a fair value for the obligation.

Quotations for foreign investments expressed in foreign currency amounts are converted to U.S. dollar equivalents using a foreign exchange quotation from a third party service provider at the time of valuation. Foreign investments held by the Fund may be traded on days and at times when the Fund is not open for business. Consequently, the value of Fund investments may be significantly affected on days when shareholders cannot purchase or sell Fund shares. Futures contracts and other financial and derivative instruments traded on an exchange are valued at the latest published price for the instrument on its primary exchange. Listed options are valued at the last bid price.

Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.

Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

26    Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2016

Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).

Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are characterized as Level 2 within the valuation hierarchy.

On days when market volatility thresholds established by the Audit Committee are exceeded, foreign securities for which valuations are obtained from pricing service providers are fair valued. On these days, the foreign securities are characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.

In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment, and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.

Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2016. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at September 30, 2016
	Total	Level 1	Level 2	Level 3(b)
Assets
Investments in Securities*
Common Stock(a)	$3,085,333	$—	$3,085,333	$—
Preferred Stock(a)	18,309,009	4,709,390	13,599,619	—
Asset Backed Securities	138,839,086	—	127,863,792	10,975,294
Corporate Bonds	640,244,879	—	638,459,279	1,785,600
Convertible Bonds	27,933,483	—	27,933,483	—
Municipal Bonds	4,278,690	—	4,278,690	—
U.S. Government Agencies	12,047,423	—	12,047,423	—
Other Government	14,268,484	—	14,268,484	—
Mortgage Backed	3,352,459	—	3,020,864	331,595
Loan Participations	63,827,236	—	57,134,986	6,692,250
Short Term Investments	114,849,428	114,849,428	—	—

Total Investments in Securities	$1,041,035,510	$119,558,818	$901,691,953	$19,784,739

Other Financial Instruments**
Forward Currency Contracts	$173,499	$—	$173,499	$—

Liabilities
Other Financial Instruments**
Forward Currency Contracts	$(47,155)	$—	$(47,155)	$—

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).
**	Other Financial Instruments include investments not reflected in the Schedule of Investments, which may include futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.

Annual Report    27

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2016

(a)	At September 30, 2016, industry classifications for Common Stock and Preferred Stock in Level 2 consist of $3,085,333 in Energy, $10,787,500 in Miscellaneous, and $2,812,119 in Telecommunication Services.
(b)	In accordance with the guidance prescribed in Accounting Standards Update (“ASU”) No. 2011-04, unadjusted broker quotes were applied to $970,970 portfolio securities characterized as Level 3 investments at September 30, 2016. The following table displays a summary of the valuation techniques and unobservable inputs used to value portfolio securities characterized as Level 3 investments, where no unadjusted broker quotes were available at September 30, 2016:

	Fair Value at September 30, 2016	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
Corporate Bonds	$1,785,600	Cost basis	Cost basis	$93.00 (N/A)
	0	Discounted cash flows	Third party vendor impairment projection	N/A (N/A)
Loan Participations	6,692,250	Discounted cash flows	Third party vendor projection of discounted cash flows	8.90% - 20.00% (10.45%)
Asset Backed Securities	6,136,284	Discounted cash flows	Third party vendor projection of discounted cash flows	3.30% - 4.10% (3.58%)
	4,199,635	Cost basis	Cost basis	$99.99 (N/A)

Total	$18,813,769

In accordance with the guidance prescribed in ASU No. 2011-04, it is the policy of the Fund to recognize transfers between levels and those underlying events which caused the movement. The Fund recognized no transfers between Levels 1 and 2 for the year ended September 30, 2016, other than when the Fund exceeded market volatility thresholds for foreign equity investments during the period.

A rollforward of fair value measurements using significant unobservable inputs (Level 3) for the year ended September 30, 2016 is as follows:

	Common Stock(f)	Asset Backed Securities	Corporate Bonds	Mortgage Backed	Other Securities	Total(e)
Beginning Balance 9/30/2015	$—	$12,202,675	$1,242,600	$489,490	$17,037,739	$30,972,504
Accrued Discounts (Premiums)		16,597	1,475	(1,664)	22,560	38,968
Net Realized Gain (Loss)(a)	(144,406)	32,516	(5,212,092)	(3,159)	85,858	(5,241,283)
Gross Purchases		4,199,635	1,785,600	—	494,100	6,479,335
Gross Sales	(9,194)	(1,046,795)	(36,333)	(157,895)	(10,897,591)	(12,147,808)
Net Change in Unrealized
Appreciation (Depreciation)(b)(c)	153,600	(24,269)	4,004,350	4,823	(50,416)	4,088,088
Transfers into Level 3(d)		—	—	—	—	—
Transfers out of Level 3(d)		(4,405,065)	—	—	—	(4,405,065)

Ending Balance 9/30/2016	$—	$10,975,294	$1,785,600	$331,595	$6,692,250	$19,784,739

(a)	Amount of net realized gain (loss) from investments recognized in income is included in the Fund’s Statement of Operations for the year ended September 30, 2016.
(b)	Amount of net change in unrealized appreciation (depreciation) on investments recognized in income is included in the Fund’s Statement of Operations for the year ended September 30, 2016.
(c)	The net change in unrealized appreciation (depreciation) attributable to securities owned at September 30, 2016, which were valued using significant unobservable inputs, was $(31,995). This is included within net change in unrealized appreciation (depreciation) on investments in the Fund’s the Statement of Operations for the year ended September 30, 2016.
(d)	Transfers into or out of Level 3 were out of or into Level 2, and were due to changes in other significant observable inputs available during the year ended September 30, 2016. Transfers into or out of Level 3 are based on the beginning market value of the period in which they occurred.
(e)	Level 3 investments represent 1.90% of total net assets at the year ended September 30, 2016. Significant fluctuations of the unobservable inputs applied to portfolio securities characterized as Level 3 investments could be expected to increase or decrease the fair value of these portfolio securities.

(f)	Common stock valued at zero was included in the Level 3 rollforward table at September 30, 2015.

28    Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2016

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. Under the investment advisory agreement, the Fund pays the Advisor a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Management Fee Schedule

Daily Net Assets	Fee Rate
Up to $ 500 million	0.750%
Next $ 500 million	0.675
Next $ 500 million	0.625
Next $ 500 million	0.575
Over $ 2 billion	0.500

The Fund’s effective management fee for the year ended September 30, 2016 was 0.706% of the Fund’s average dividend assets.

The Fund pays to the Advisor the costs of personnel who perform certain accounting services for the Fund. For the year ended September 30, 2016 the Fund paid $39,739 to the Advisor for these accounting services. The Trust has also entered into administrative service agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. Total administrative service fees incurred by each class of shares of the Fund for the year ended September 30, 2016, are set forth in the Statement of Operations.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the year ended September 30, 2016, the Distributor has advised the Fund that it earned net commissions aggregating $49,258 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $20,201 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may pay to the Advisor or securities dealers and other financial institutions at the Advisor’s request an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to Class A, Class C, Class R3, and Class R4 shares of the Fund to obtain various shareholder and distribution related services. For the year ended September 30, 2016, there were no 12b-1 service plan fees charged for Class I and Class R5 shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.

The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares and an annual rate of .25 of 1% of the average daily net assets attributable to Class R3 shares. Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the year ended September 30, 2016, are set forth in the Statement of Operations.

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed levels as specified in the Fund’s most recent prospectus. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before February 1, 2017, unless the Advisor ceases to be the investment advisor to the Trust or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor retain the right to be repaid by the Fund for fee waivers and expense reimbursements if expenses fall below the contractual limit prior to the end of the fiscal year.

For the year ended September 30, 2016, the Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $532,067 for Class C shares, $34,900 for Class R3 shares, $32,771 for Class R4 shares, and $26,618 for Class R5 shares.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

The Funds may purchase or sell securities from, or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the year ended September 30, 2016, the Fund had transactions with affiliated funds of $19,597,343 in sales, resulting in realized gains of $615,036.

Annual Report    29

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2016

NOTE 5 – SHARES OF BENEFICIAL INTEREST

At September 30, 2016, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2016		Year Ended September 30, 2015
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	4,582,152	$51,291,779	9,448,626	$111,515,219
Shares issued to shareholders in reinvestment of dividends	871,540	9,760,425	1,545,329	18,164,165
Shares repurchased	(11,109,168)	(124,087,226)	(13,052,160)	(152,857,293)

Net increase (decrease)	(5,655,476)	$(63,035,022)	(2,058,205)	$(23,177,909)

Class C Shares
Shares sold	2,946,495	$32,860,557	5,713,342	$67,448,862
Shares issued to shareholders in reinvestment of dividends	654,821	7,317,489	1,148,477	13,483,171
Shares repurchased	(7,309,089)	(81,787,073)	(8,167,118)	(95,507,121)

Net increase (decrease)	(3,707,773)	$(41,609,027)	(1,305,299)	$(14,575,088)

Class I Shares
Shares sold	13,499,402	$151,142,252	20,927,899	$246,352,797
Shares issued to shareholders in reinvestment of dividends	1,377,570	15,401,708	2,234,492	26,178,868
Shares repurchased	(20,779,133)	(231,181,400)	(21,065,602)	(246,041,357)

Net increase (decrease)	(5,902,161)	$(64,637,440)	2,096,789	$26,490,308

Class R3 Shares
Shares sold	185,212	$2,084,448	111,029	$1,316,018
Shares issued to shareholders in reinvestment of dividends	3,115	34,849	9,969	117,693
Shares repurchased	(71,853)	(804,745)	(243,813)	(2,855,141)

Net increase (decrease)	116,474	$1,314,552	(122,815)	$(1,421,430)

Class R4 Shares
Shares sold	98,418	$1,108,245	188,418	$2,202,476
Shares issued to shareholders in reinvestment of dividends	5,291	59,279	3,607	41,823
Shares repurchased	(13,157)	(148,745)	(5,480)	(63,423)

Net increase (decrease)	90,552	$1,018,779	186,545	$2,180,876

Class R5 Shares
Shares sold	537,061	$5,962,916	582,339	$6,800,748
Shares issued to shareholders in reinvestment of dividends	14,404	161,108	16,493	192,828
Shares repurchased	(499,950)	(5,609,940)	(238,073)	(2,757,850)

Net increase (decrease)	51,515	$514,084	360,759	$4,235,726

NOTE 6 – INVESTMENT TRANSACTIONS

For the year ended September 30, 2016, the Fund had purchase and sale transactions of investments (excluding short-term investments and U.S. Government obligations) of $285,736,629 and $ 430,535,274, respectively.

30    Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2016

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of the FASB Accounting Standards Codification 815-10-50 (“ASC 815”) require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the year ended September 30, 2016, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract’s counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Fund’s Advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss.

The Fund entered into forward currency contracts during the year ended September 30, 2016 in the normal course of pursuing its investment objectives, with the objective of purchasing foreign investments or with the intent of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions.

These contracts are accounted for by the Fund under ASC 815. Unrealized appreciation and depreciation on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations.

The quarterly average value of open sell currency contracts for the year ended September 30, 2016 was $13,411,790. Open buy currency contracts are entered into for the purpose of closing open sell currency contracts and the values are dependent upon the values of the open sell currency contracts to which they relate.

The following table displays the outstanding forward currency contracts at September 30, 2016:

	Outstanding Forward Currency Contracts to Buy or Sell at September 30, 2016
Contract Description	Buy/Sell	Contract Amount	Contract Value Date	Value USD	Unrealized Appreciation	Unrealized Depreciation
Canadian Dollar	Sell	14,934,700	12/08/2016	11,388,972	$173,499	$—
Canadian Dollar	Sell	554,800	12/08/2016	423,082	—	(1,294)
Canadian Dollar	Sell	1,047,200	12/08/2016	798,579	—	(5,943)
Swiss Franc	Sell	3,974,100	09/21/2017	4,180,899	—	(39,918)

Total					$173,499	$(47,155)

Net unrealized appreciation (depreciation)					$126,344

The outstanding forward currency contracts in the foregoing table were entered into with State Street Bank and Trust Company (“SSB”), pursuant to an International Swaps and Derivatives Association (“ISDA”) Master Agreement. In the event of a default or termination under the ISDA Master Agreement with SSB, the non-defaulting party has the right to close out all outstanding forward currency contracts between the parties and to net any payment amounts under those contracts, resulting in a single net amount payable by one party to the other.

Because the ISDA Master Agreement with SSB does not result in an offset of reported amounts of financial assets and liabilities in the Fund’s Statement of Assets and Liabilities unless there has been an event of default or termination event under that agreement, the Fund does not net its outstanding forward currency contracts for purposes of the disclosure in the Fund’s Statement of Assets and Liabilities. Instead the Fund recognizes the unrealized appreciation or depreciation on those forward currency contracts on a gross basis in the Fund’s Statement of Assets and Liabilities.

Annual Report    31

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2016

The unrealized appreciation (depreciation) of the outstanding forward currency contracts recognized in the Fund’s Statement of Assets and Liabilities at September 30, 2016 is disclosed in the following table:

Fair Values of Derivative Financial Instruments at September 30, 2016
Asset Derivatives	Balance Sheet Location	Fair Value
Foreign exchange contracts	Assets - Unrealized appreciation on forward currency contracts	$173,499

Liability Derivatives	Balance Sheet Location	Fair Value
Foreign exchange contracts	Liabilities - Unrealized depreciation on forward currency contracts	$(47,155)

Because the Fund does not currently receive or post cash collateral in connection with its currency forward contracts, and because all of the Fund’s outstanding currency forward contracts are with SSB, the net amounts of the Fund’s assets and liabilities which are attributable to those contracts at September 30, 2016 can be determined by offsetting the dollar amounts shown in the preceding table. Based on those amounts, the net amount of the Fund’s assets which is attributable to its outstanding forward currency contracts at September 30, 2016 is $126,344, and the net amount of the Fund’s liabilities which is attributable to those contracts at that date is $0. The Fund’s forward currency contracts are valued each day, and the net amounts of the Fund’s assets and liabilities which are attributable to those contracts are expected to vary over time.

The net realized gain (loss) from forward currency contracts and the net change in unrealized appreciation (depreciation) on outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the year ended September 30, 2016 are disclosed in the following tables:

Net Realized Gain (Loss) on Derivative Financial Instruments Recognized in Income for the Year Ended September 30, 2016
	Total	Forward Currency Contracts
Foreign exchange contracts	$(11,012)	$(11,012)

Net Change in Unrealized Appreciation (Depreciation) of Derivative Financial Instruments Recognized in Income for the Year Ended September 30, 2016
	Total	Forward Currency Contracts
Foreign exchange contracts	$ 5,612	$ 5,612

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, credit risk, interest rate risk, prepayment risk, management risk, market and economic risk, liquidity risk, risks affecting specific issuers, and the risks associated with investments in derivative instruments, small- and mid-cap companies and non-U.S. issuers, real estate investment trusts, below investment grade debt obligations, and structured finance arrangements. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between September 30, 2016 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

32    Annual Report

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Annual Report    33

FINANCIAL HIGHLIGHTS

Thornburg Strategic Income Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the Year)								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Year	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Year	Net Investment Income (Loss) (%)		Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of Year (thousands)
CLASS A SHARES
2016(b)	$11.22	0.46	0.28	0.74	(0.37)	(0.03)	(0.40)	$11.56	4.12		1.24		1.24		1.24		6.70	29.48	$283,398
2015(b)	$12.18	0.47	(0.82)	(0.35)	(0.46)	(0.15)	(0.61)	$11.22	4.04		1.23		1.23		1.23		(2.97)	38.40	$338,387
2014(b)	$12.19	0.52	0.28	0.80	(0.54)	(0.27)	(0.81)	$12.18	4.30		1.22		1.22		1.24		6.79	51.20	$392,604
2013(b)	$12.28	0.67	0.03	0.70	(0.65)	(0.14)	(0.79)	$12.19	5.44		1.25		1.25		1.27		5.79	76.47	$251,106
2012(b)	$11.86	0.71	0.73	1.44	(0.74)	(0.28)	(1.02)	$12.28	5.97		1.25		1.25		1.31		12.73	34.54	$199,770
CLASS C SHARES
2016	$11.20	0.40	0.28	0.68	(0.30)	(0.03)	(0.33)	$11.55	3.56		1.80		1.80		1.99		6.20	29.48	$272,691
2015	$12.17	0.41	(0.83)	(0.42)	(0.40)	(0.15)	(0.55)	$11.20	3.47		1.80		1.80		1.97		(3.61)	38.40	$306,085
2014	$12.17	0.45	0.29	0.74	(0.47)	(0.27)	(0.74)	$12.17	3.73		1.80		1.80		1.98		6.27	51.20	$348,334
2013	$12.26	0.60	0.03	0.63	(0.58)	(0.14)	(0.72)	$12.17	4.88		1.80		1.80		2.02		5.21	76.47	$237,177
2012	$11.84	0.64	0.73	1.37	(0.67)	(0.28)	(0.95)	$12.26	5.42		1.79		1.79		2.05		12.15	34.54	$188,782
CLASS I SHARES
2016	$11.19	0.50	0.28	0.78	(0.40)	(0.03)	(0.43)	$11.54	4.45		0.91		0.91		0.91		7.15	29.48	$480,143
2015	$12.16	0.51	(0.83)	(0.32)	(0.50)	(0.15)	(0.65)	$11.19	4.38		0.89		0.89		0.89		(2.73)	38.40	$531,849
2014	$12.17	0.56	0.28	0.84	(0.58)	(0.27)	(0.85)	$12.16	4.60		0.90		0.90		0.90		7.15	51.20	$552,182
2013	$12.25	0.70	0.04	0.74	(0.68)	(0.14)	(0.82)	$12.17	5.75		0.94		0.94		0.94		6.21	76.47	$246,332
2012	$11.83	0.74	0.73	1.47	(0.77)	(0.28)	(1.05)	$12.25	6.27		0.96		0.96		0.97		13.06	34.54	$191,090
CLASS R3 SHARES
2016	$11.21	0.46	0.27	0.73	(0.36)	(0.03)	(0.39)	$11.55	4.07		1.25		1.25		3.09		6.69	29.48	$2,819
2015	$12.18	0.47	(0.83)	(0.36)	(0.46)	(0.15)	(0.61)	$11.21	3.98		1.25		1.25		2.70		(3.07)	38.40	$1,430
2014	$12.19	0.49	0.31	0.80	(0.54)	(0.27)	(0.81)	$12.18	4.10		1.25		1.25		3.10		6.76	51.20	$3,049
2013	$12.28	0.63	0.06	0.69	(0.64)	(0.14)	(0.78)	$12.19	5.19		1.25		1.25		32.64	(c)	5.78	76.47	$171
2012(d)	$12.03	0.30	0.25	0.55	(0.30)	—	(0.30)	$12.28	5.93	(e)	1.22	(e)	1.22	(e)	373.07	(c)(e)	4.63	34.54	$11
CLASS R4 SHARES
2016	$11.21	0.46	0.28	0.74	(0.36)	(0.03)	(0.39)	$11.56	4.10		1.25		1.25		2.50		6.79	29.48	$3,218
2015	$12.18	0.48	(0.84)	(0.36)	(0.46)	(0.15)	(0.61)	$11.21	4.15		1.25		1.25		2.64		(3.07)	38.40	$2,106
2014(f)	$12.00	0.35	0.17	0.52	(0.34)	—	(0.34)	$12.18	4.25	(e)	1.25	(e)	1.25	(e)	60.66	(c)(e)	4.29	51.20	$16
CLASS R5 SHARES
2016	$11.19	0.49	0.28	0.77	(0.39)	(0.03)	(0.42)	$11.54	4.34		0.99		0.99		1.37		7.07	29.48	$7,191
2015	$12.15	0.50	(0.82)	(0.32)	(0.49)	(0.15)	(0.64)	$11.19	4.33		0.99		0.99		1.55		(2.75)	38.40	$6,399
2014	$12.16	0.55	0.28	0.83	(0.57)	(0.27)	(0.84)	$12.15	4.51		0.99		0.99		2.11		7.05	51.20	$2,565
2013	$12.25	0.70	0.03	0.73	(0.68)	(0.14)	(0.82)	$12.16	5.68		0.99		0.99		227.33	(c)	6.07	76.47	$11
2012(d)	$12.00	0.31	0.25	0.56	(0.31)	—	(0.31)	$12.25	6.22	(e)	0.97	(e)	0.97	(e)	372.35	(c)(e)	4.75	34.54	$11

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
(d)	Effective date of this class of shares was May 1, 2012.
(e)	Annualized.
(f)	Effective date of this class of shares was February 1, 2014.
+	Based on weighted average shares outstanding.

See notes to financial statements.

34 Annual Report	Annual Report 35

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg Strategic Income Fund

To the Trustees and Shareholders of

Thornburg Strategic Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Thornburg Strategic Income Fund (the “Fund”) at September 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2016 by correspondence with the custodian, brokers, transfer agent, and the application of alternative procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 18, 2016

36    Annual Report

EXPENSE EXAMPLE

Thornburg Strategic Income Fund	September 30, 2016

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2016, and held until September 30, 2016.

	Beginning Account Value 4/1/16	Ending Account Value 9/30/16	Expenses Paid During Period† 4/1/16–9/30/16
CLASS A SHARES
Actual	$1,000.00	$1,056.70	$6.38
Hypothetical*	$1,000.00	$1,018.80	$6.26
CLASS C SHARES
Actual	$1,000.00	$1,053.80	$9.24
Hypothetical*	$1,000.00	$1,016.00	$9.07
CLASS I SHARES
Actual	$1,000.00	$1,058.50	$4.62
Hypothetical*	$1,000.00	$1,020.51	$4.54
CLASS R3 SHARES
Actual	$1,000.00	$1,056.70	$6.42
Hypothetical*	$1,000.00	$1,018.76	$6.30
CLASS R4 SHARES
Actual	$1,000.00	$1,056.60	$6.43
Hypothetical*	$1,000.00	$1,018.75	$6.31
CLASS R5 SHARES
Actual	$1,000.00	$1,058.10	$5.09
Hypothetical*	$1,000.00	$1,020.05	$5.00

†	Expenses are equal to the annualized expense ratio for each class (A: 1.24%; C: 1.80%; I: 0.90%; R3: 1.25%; R4: 1.25%; R5: 0.99%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report    37

TRUSTEES AND OFFICERS

Thornburg Strategic Income Fund	September 30, 2016 (Unaudited)

Name, Age, Year Elected Position Held with Fund	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
INTERESTED TRUSTEES (1)(2)(4)
Garrett Thornburg, 71 Trustee since 1987, Chairman of Trustees(3)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman and controlling shareholder of Thornburg Securities Corporation (securities dealer); Chairman and CEO of Chamisa Energy, LLC; President of the Thornburg Foundation (nonprofit).	None

Brian J. McMahon, 61 Trustee since 2001, Vice Chairman of Trustees, Member of Governance & Nominating Committee & Operations Risk Oversight Committee(5)	Chief Investment Officer, Managing Director, and Portfolio Manager and, until 2016, CEO and President of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	None

INDEPENDENT TRUSTEES (1)(2)(4)

David A. Ater, 71 Trustee since 1994, Member of Audit Committee & Chairman of Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None

David D. Chase, 75 Trustee since 2000, Chairman of Audit Committee	Managing Member of CS Group, LLC, Santa Fe, NM (private investment fund – family office).	None

Sally Corning, 55 Trustee since 2012, Member of Audit Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity firm with investment programs encompassing venture capital, mezzanine debt, and growth equity).	None

Susan H. Dubin, 67 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

David L. Gardner, 53 Trustee since 2015, Member of Operations Risk Oversight Committee	Until 2012, head of EMEA (Europe, Middle East and Africa) Sales for iShares of Blackrock, Inc., EMEA Executive Committee Member and EMEA Operating Committee Member at Blackrock, Inc.	None

Owen D. Van Essen, 62 Trustee since 2004, Member of Governance & Nominating Committee & Chairman of Operations Risk Oversight Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 57 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None

38    Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2016 (Unaudited)

Name, Age, Year Elected Position Held with Fund	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES) (1)(7)

Nimish Bhatt, 53 Treasurer since 2016(6)	Chief Financial Officer and Treasurer of Thornburg Investment Management, Inc. and Thornburg Securities Corporation since 2016; Senior Vice President (2004-2016), Chief Financial Officer (2011-2016), and Head of Fund Administration (2011-2016) of Calamos Asset Management, Inc., Calamos Investments LLC, Calamos Advisors LLC, and Calamos Wealth Management; Director of Calamos Global Funds plc (2007-2016).	Not applicable

Jason Brady, 42 President since 2016(6)	CEO and President since 2016, Vice President from 2011 to 2016, Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation since 2016.	Not applicable

Kathleen Brady, 56 Vice President since 2008	Tax Manager Fund Accounting of Thornburg Investment Management, Inc.	Not applicable

Connor Browne, 37 Vice President since 2006	Portfolio Manager, Vice President since 2013, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Tim Cunningham, 41 Vice President since 2014	Managing Director since 2011, Portfolio Manager since 2012, and Associate Portfolio Manager from 2009–2012 of Thornburg Investment Management, Inc.	Not applicable

Randy Dry, 42 Vice President since 2014	Vice President and Managing Director, Director of Institutional Group from 2014–2016, and since 2016, Chief Administrative Officer of Thornburg Investment Management, Inc.	Not applicable

Greg Dunn, 40 Vice President since 2014	Managing Director, Portfolio Manager since 2012, and Associate Portfolio Manager from 2009–2012 of Thornburg Investment Management, Inc.	Not applicable

Lon Erickson, 41 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

William V. Fries, 77 Vice President since 1995	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 45 Vice President since 2006	Vice President since 2011, Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Rolf Kelly, 37 Vice President since 2016	Portfolio Manager and Managing Director since 2013 and Associate Portfolio Manager from 2011–2013 of Thornburg Investment Management, Inc.	Not applicable

Ben Kirby, 36 Vice President since 2014	Portfolio Manager and Managing Director since 2013 and Associate Portfolio Manager from 2011–2013 of Thornburg Investment Management, Inc.	Not applicable

Jeff Klingelhofer, 41 Vice President since 2016	Portfolio Manager and Managing Director since 2015, Associate Portfolio Manager from 2012–2015, and Fixed Income Analyst from 2010–2012 of Thornburg Investment Management, Inc.	Not applicable

Rob MacDonald, 40 Vice President since 2016	Managing Director since 2015, Portfolio Manager since 2014, and Associate Portfolio Manager from 2011–2014 of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 49 Vice President since 2001	Vice President, Managing Director, and Director of Marketing of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	Not applicable

Christopher Ryon, 60 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Nicholos Venditti, 35 Vice President since 2016	Portfolio Manager and Managing Director since 2015 and Associate Portfolio Manager from 2011–2015 of Thornburg Investment Management, Inc.	Not applicable

Annual Report    39

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Strategic Income Fund	September 30, 2016 (Unaudited)

Name, Age, Year Elected Position Held with Fund	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

Vinson Walden, 46 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 45 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 42 Vice President since 2003 Secretary since 2007(6)	Managing Director, Director of Mutual Fund Operations, and Vice President of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	Not applicable

Charles Wilson, 41 Vice President since 2016	Portfolio Manager and Managing Director since 2014 and Associate Portfolio Manager from 2012–2014 of Thornburg Investment Management, Inc.; Co-Portfolio Manager of Marsico Capital Management from 2010–2012.	Not applicable

Di Zhou, 38 Vice President since 2016	Portfolio Manager and Managing Director since 2016, Associate Portfolio Manager from 2014–2016, and Equity Research Analyst from 2010–2014 of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is a separate investment “Fund” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, all the Funds of the Trust. Each Trustee oversees all the Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the sole director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	The Bylaws of the Trust currently require that each Trustee shall retire by the end of the calendar year during which the Trustee reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(5)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the chief investment officer of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Assistant vice presidents, assistant secretaries, and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

40    Annual Report

OTHER INFORMATION

Thornburg Strategic Income Fund	September 30, 2016 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg. com/download or upon request by calling 1-800-847-0200.

TAX INFORMATION

For the tax year ended September 30, 2016, the Thornburg Strategic Income Fund is reporting 3.70% (or the maximum allowed) of the dividends paid from tax basis net ordinary income as qualifying for the reduced rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

The Fund is reporting 2.74% (or the maximum allowed) of the ordinary income distributions paid by the Fund for the fiscal year ended September 30, 2016 as qualified for the corporate dividends received deduction.

For the tax year ended September 30, 2016, dividends paid by the Thornburg Strategic Income Fund of $37,774,245 are being reported as ordinary investment income for federal income tax purposes.

The information and distributions reported herein may differ from the information and distributions reported to the shareholders for the calendar year ending December 31, 2016. Complete information will be reported in conjunction with your 2016 Form 1099.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Strategic Income Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 13, 2016.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in May 2016 to consider aspects of their annual evaluation of the Advisor’s service to all of the funds of Thornburg Investment Trust, to plan the annual evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The independent Trustees met again in independent session in September to consider portions of the information submitted by the Advisor. The Advisor’s president and chief investment officer subsequently reviewed portions of the information with the Trustees and addressed questions from the Trustees at a full meeting session of the Trustees scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees considered a wide range of information and did not identify any single factor as controlling, and this summary does not describe all of the factors and other matters considered by the Trustees in making their determination.

Nature, Extent and Quality of Services. The Trustees considered presentations by the Advisor at meeting sessions scheduled for consideration of a continuation of the advisory agreement, and also noted their consideration of the reports the Trustees and their committees receive throughout the year on a wide variety of topics, and consideration they had given to a number of topics in previous years. Information identified by the Trustees in their evaluation as having been considered and contributing to their conclusions included

Annual Report    41

OTHER INFORMATION, CONTINUED

Thornburg Strategic Income Fund	September 30, 2016 (Unaudited)

Trustees’ assessments of the Advisor’s personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing levels and measures to maintain staffing levels and improve competencies, the Advisor’s commitment to attract and retain high quality portfolio management expertise through competitive compensation levels, the Advisor’s collaborative approach to investment management, the Fund’s investment performance over different periods of time, portfolio managers’ cognizance of and strategies to address market and economic trends and conditions, the evaluation and selection of individual investments, the structuring and composition of the Fund’s portfolio, management of Fund liquidity requirements, cognizance of and efforts to achieve tax efficiency, responses to share sale and redemption activity, continuing enhancements to the Advisor’s electronic and information systems and the Advisor’s engagement of outside firms to assist in improving or replacing those systems, the Advisor’s evaluation and selection of firms providing portfolio trade execution to the Fund and the Advisor’s measures to obtain favorable trade execution, the Advisor’s performance of accounting and other services, the Advisor’s continued commitment to observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, the quality and extent of written and oral reports to the Trustees over the course of the year, and other factors.

Investment Performance. The Trustees noted in their evaluation of the Fund’s investment performance the reports they had received in each regular meeting over the course of the year from the Advisor’s portfolio management personnel. The Trustees also noted in their evaluation their consideration of information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including the following items of information respecting the investment performance of the Fund: (1) the Fund’s absolute investment performance and achievement of stated objectives; (2) the Advisor’s written and oral explanations and commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions, (3) performance data for the eight calendar years since the Fund’s inception, comparing the Fund’s annual investment returns to a fund category selected by an independent mutual fund analyst firm, and to a broad-based securities index and blended performance benchmark, (4) the Fund’s investment performance for the three-month, year-to-date, one-year, three-year and five-year periods ending with the second quarter of the current year, comparing the Fund’s annualized returns to two mutual fund categories selected by independent mutual fund analyst firms and to a broad-based securities index and blended performance benchmark, and assigning a percentage rank to the Fund’s performance for each period relative to each of the fund categories, and (5) comparative measures of correlation to equity indices, portfolio volatility, risk and return.

The Trustees noted that quarterly reports during the year and other information presented to them confirmed the Advisor’s continued conformity to the Fund’s stated investment objectives and policies.

The Trustees observed in reviewing comparative performance data for the eight calendar years since the Fund’s inception that the Fund’s investment return for the most recent calendar year was lower than the returns of the broad based securities index and the Fund’s blended performance benchmark, and was comparable to the average return of the mutual fund category considered. Data considered by the Trustees further showed that the Fund’s returns for the preceding seven calendar years exceeded the returns of the index in four of the seven years, the Fund’s returns exceeded or were comparable to returns of the blended performance benchmark in five of the seven years, and that the Fund’s returns exceeded or were comparable to the average returns of the fund category in six of the seven years. Other quantitative data noted by the Trustees as having been considered in their evaluation showed that the Fund’s annualized investment returns fell in the third quartile of investment performance of a mutual fund category for the one-year period ended with the second quarter of the current year, fell in the second quartile of performance of the category for the three-year period, and fell in the top quartile of performance for the five-year period. Noted data for a second mutual fund category similarly showed that the Fund’s annualized investment returns fell in the third quartile of that category for the one-year period ended with the second quarter of the current year, fell within the second quartile of performance of the category for the three-year period, and fell within the top quartile of performance for the five-year period. The Trustees attached additional significance to the performance of the Fund from the perspective of longer term shareholders.

Comparisons of Fee and Expense Levels. The Trustees recognized in their evaluation the clear disclosures of the Advisor’s fees and Fund expenses in the Fund’s prospectuses. Information noted by the Trustees as having been considered included a variety of comparative data respecting the Fund’s fee and expense levels. This information included comparisons of the Fund’s advisory fee and overall Fund expenses to median and average fees and expenses charged to a category of mutual funds selected by an independent mutual fund analyst firm, comparisons of the advisory fee and other Fund expenses to the fee levels and expenses for two representative share classes of fund peer groups selected from the category by a second independent mutual fund analyst firm, the perspectives and advice from the second mutual fund analyst firm respecting comparisons of fund fee levels and expenses to fund peer groups, and other information. Comparative fee and expense data noted as having been considered by the Trustees showed that the advisory fee for the Fund was somewhat higher than the median and average fee levels for the fund category, the level of total expense for a representative share class of the Fund was somewhat higher than the median and slightly higher than the average expense levels for the category, and that the level of total expense for a second representative share class was lower than the median and average levels for the category. Peer group data showed that the Fund’s advisory fee was comparable to the median level of the two peer groups considered, the total expense level of a representative share class was higher than the median of its peer group but within the range of the peer group, and that the total expense level of a second representative share class was comparable to the median level of its peer group. The Trustees did not find the differences significant in view of the other factors considered.

42    Annual Report

OTHER INFORMATION, CONTINUED

Thornburg Strategic Income Fund	September 30, 2016 (Unaudited)

The Trustees noted their consideration of information respecting the advisory fees charged by the Advisor to other investment management clients, including sub-advised mutual funds, together with information about fees charged by other advisors to different clients, analysis of the differences between the requirements of institutional clients and mutual funds, analysis of the differences between the requirements of a sub-advised mutual fund and a fund as to which the investment advisor is the primary advisor and sponsor, descriptions of distinguishing characteristics of the sub-advised funds served by the Advisor, and the consequently different investment management services provided to the different categories of clients and the differing contexts in which the fee levels for these arrangements are established. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and that the fee rates charged by an investment advisor to different categories of clients had limited relevance to the evaluation of the fee rate charged by that advisor to mutual funds as to which it is the primary advisor and sponsor.

Costs and Profitability of Advisor. In reviewing the profitability of the Advisor’s services to the Fund the Trustees considered an analysis of the Advisor’s costs and the profitability to the Advisor of its services, together with data respecting the overall profitability of a selection of other investment management firms. The Trustees noted that a portion of the Advisor’s profits are an important element in the compensation of shareholder employees. The Trustees considered in this regard information from the Advisor respecting investment of its profits to maintain staffing levels, pay competitive levels of compensation, and add to its information retrieval and management systems to maintain or improve service levels. The Trustees also considered the contribution of the Advisor’s cost management to its profitability, and the relationship of the Advisor’s financial resources and profitability in previous years to its ability to attract necessary personnel, invest in systems and other assets required for its service to the Fund, and maintain or improve service levels for the Fund notwithstanding fluctuations in revenues and profitability. The information considered did not indicate to the Trustees that the Advisor’s profitability was excessive.

Potential Economies of Scale. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect potential economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, comparisons of the fee breakpoint structure for the Fund with breakpoint structures (or the absence of such structures) for other funds in a peer group selected by an independent mutual fund analyst firm, the effects of the breakpoint structure and other expense factors realized by certain Funds of the Trust as their asset levels had increased, and the Advisor’s expenditures from its own profits and resources to maintain staffing levels, pay competitive levels of compensation, and add to its information retrieval and management systems to maintain or improve service levels. The information provided demonstrated to the Trustees that the Fund’s advisory fee breakpoint structure is reasonable in relation to the structures observed in the other funds in its peer group, and that shareholders may be expected to benefit from any economies of scale, due to the advisory agreement’s breakpoint fee structure for the Fund and other factors.

Potential Ancillary Benefits. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees noted disclosures by the Advisor of its receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

Summary of Conclusions. The Trustees concluded that the nature, extent and quality of the Advisor’s services performed under the advisory agreement remained sufficient. The Trustees further concluded that the absolute and relative investment performance of the Fund over a range of pertinent holding periods on the whole was satisfactory in the context of its objectives and strategies, and that the Advisor had continued to actively and competently pursue the Fund’s stated investment objectives and adhere to the Fund’s investment policies.

The Trustees further concluded, based upon their consideration of the foregoing factors and other information, that the level of the advisory fee charged to the Fund by the Advisor is reasonable in relation to the services provided by the Advisor in view of the nature, extent and quality of those services, the investment performance of the Fund after fees and expenses, the clear disclosure of fees and expenses in the Fund’s prospectuses, comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds, and the other factors considered.

Annual Report    43

TRUSTEES’ STATEMENT TO SHAREHOLDERS

Readopted September 12, 2016

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Trustees of Thornburg Investment Trust

44    Annual Report

THORNBURG FUNDS

Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $53 billion (as of September 30, 2016) across eight equity and 11 bond mutual funds, separate accounts for high-net-worth investors and institutional accounts, and five UCITS funds for non-U.S. investors.

The fund outlined in this report is one of many equity and fixed-income products available from Thornburg Investment Management.

Equity Funds

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg International Value Fund

•	Thornburg Better World International Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

Fixed Income Funds

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

•	Thornburg Low Duration Municipal Fund

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

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Annual Report    47

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH1784

2    Annual Report

Annual Report

Thornburg Value Fund

September 30, 2016

Share Class	NASDAQ Symbol	CUSIP
Class A	TVAFX	885-215-731
Class C	TVCFX	885-215-715
Class I	TVIFX	885-215-632
Class R3	TVRFX	885-215-533
Class R4	TVIRX	885-215-277
Class R5	TVRRX	885-215-376

Class I, R3, R4, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

Investments carry risks, including possible loss of principal. Additional risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Investments in small- and mid-capitalization companies may increase the risk of greater price fluctuations. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.

Annual Report    3

LETTER TO SHAREHOLDERS

Thornburg Value Fund	September 30, 2016 (Unaudited)

October 18, 2016

Dear Fellow Shareholders:

In this letter, we will update you on our progress in the management of Thornburg Value Fund and examine the drivers of performance for the fiscal year ended September 30, 2016.

Like all of our investment products, we use a bottom-up investment process in this Fund, focused on the fundamentals of businesses. We typically invest in a limited number of stocks and we have the flexibility to actively seek value broadly (employing a three-basket diversification construct in which we categorize companies as basic value, consistent earners, and emerging franchises). We also seek to invest in promising companies trading at a discount to their intrinsic values. We believe this approach is a durable and common-sense investment strategy and, importantly, has worked over the long term for our investors.

If there is one factor driving stock performance over the last few years, it is interest rates. We have written much about them in quarterly letters and white papers, and, in particular, about what low interest rates have done to valuations of what we call “expensive defensives.” We have also heard the term “bond proxies” used to describe large companies that the market today perceives to be stable, with high dividend yields and sky-high valuations. We have worked hard to position our portfolio defensively in this environment, though we have also tried to avoid buying overpriced current market darlings. As highly active managers, Thornburg Investment Management is always on the hunt for promising companies selling at a discount to our calculation of their intrinsic value. Expensive defensives have seemed to be neither promising nor discounted to us for some time now.

This created a headwind to Fund performance during the 12 months ended September 30, 2016. During this period, rates on the U.S. 10-year Treasury dropped from about 2.0% to roughly 1.6%. And while we are happy with the Fund’s performance on an absolute basis, in this environment Thornburg Value Fund lagged its benchmark. For the year ended September 30, 2016, the Fund’s Class A shares returned 10.33% without sales charge, versus 15.43% for the benchmark S&P 500 Index.

We hope, however, when we look back on the current environment years from now, the last quarter of our fiscal year will mark a turn for the better. Already, interest rates have increased from an intra-day low of 1.32% in early July to 1.80% at the time of this writing. So far, this has meant worse performance for the market darling expensive defensives and better relative performance for the Fund.

Our best-performing stocks for the year were ITC Holdings Corp., Thermo Fisher Scientific, Inc., Facebook, Inc., Activision Blizzard, Inc., and International Flavors & Fragrances, Inc. As a group, the Fund’s information technology investments were some of the strongest performers during the year, with both Facebook and Activision securing slots on the list of top contributors. Facebook continues to outperform as its gigantic user base steadily grows. Monthly active users recently topped 1.5 billion worldwide, with over 1 billion of those logging in each day. Facebook continues to monetize its user base better than expectations, aided by additional contributions from Instagram. Revenue generation potential opportunities from subsidiaries Messenger, WhatsApp, and Oculus (VR) are beginning to take shape as well. Activision is a California-based interactive gaming and entertainment company. Investors see Activision to be well positioned to benefit as the installed base of next-generation video game consoles grows. The company has a strong pipeline of high-quality video game content hitting the market over the coming years.

Shares of U.S. independent electricity transmission company ITC Holdings Corp. have climbed over the year as the company continues to generate solid returns on its investments and lower interest rates have pushed investors toward utilities. In a win for the Fund, ITC agreed to be acquired by Fortis during the fiscal year. Thermo Fisher Scientific, Inc., is a provider of analytical instruments, equipment, software, and services for research, analysis, and diagnostics. The company continues to execute on its business strategy and is expected to capture business from research spending associated with the government’s National Institutes of Health budget. Finally, shares of International Flavors & Fragrances have performed well on improving organic growth in both of the company’s primary divisions. The stock has climbed to an increased valuation premium, due to the company’s stability and structural growth opportunities as a result of an oligopolistic market.

Our worst-performing stocks for the year were Dynegy, Inc., Office Depot, Inc., Express Scripts Holding Company, Gilead Sciences, Inc., and Cognizant Tech Solutions Corp. Dynegy is an electric company based in Houston. The combination of increasing balance sheet debt and significantly lower natural gas and electricity prices in the U.S. have caused shares of Dynegy to fall. Deteriorating company fundamentals caused us to sell the stock. Office Depot has continued to underper-form after the Federal Trade Commission successfully blocked the company’s attempted merger with Staples.

Cognizant Tech Solutions is a recent purchase for us. The stock has been the portfolio’s worst performer in recent months. On September 30, 2016, the company released a filing disclosing two things: the resignation of their long-tenured second-in-command, and the beginning of an

4    Annual Report

LETTER TO SHAREHOLDERS,

CONTINUED	September 30, 2016 (Unaudited)

Thornburg Value Fund

investigation into potential bribery/violation of the Foreign Corrupt Practices Act. The stock finished the last day of the most recent quarter down some 13%, but already has recovered about half these losses since the end of the third quarter.

Two of the Fund’s health care investments were among the year’s worst performers. Express Scripts is the leading pharmacy benefits manager in the United States. A legal dispute between Express and one of its customers weighed on the shares in January. We began to trim significantly on that news, fully exiting the position more recently. Additional work on the name has led us to question our belief that Express Scripts’ position in the health care system leads to lower overall drug spend. Finally, Gilead Sciences, a long-time holding, pulled back dramatically over the last 12 months on a lowered outlook for its Hepatitis C drug business and worse market sentiment surrounding drug companies. After trimming our position significantly in 2015, we have begun to add to our weighting in the stock recently. While the outlook for Gilead’s Hepatitis C drug business remains unpredictable, the current stock valuation seems to discount this. In the meantime, revenue growth in Gilead’s other core business, treatments for HIV, has accelerated on the strength of new product launches. We are very excited about the opportunity in Gilead shares at current valuation levels.

We have worked hard since June of 2012 to bolster the consistent earner characteristics of the portfolio. Specifically, we want to be positioned to protect if we see a significant market pullback in conjunction with lower U.S. interest rates. Given our underexposure to expensive defensives, this is more challenging for the Fund. To offset our lower exposure to these sorts of holdings today, we are carrying higher exposure to consistent earners, and lower exposure to companies in basic value and emerging franchise companies. We have also been carrying higher cash than normal. This potentially will hurt us in a rising market, but should aid portfolio performance during a pullback.

Overall, we are heartened by our performance in the four years, three months since June of 2012. Since then, through fiscal year end, we have outpaced broader market indices during a period when this has been very hard for U.S. large-cap portfolio managers to accomplish. And we have achieved this with what we view as much improved downside capture characteristics compared to the 18 months before June of 2012. We are cautiously optimistic that a period of rising interest rates will create an easier environment for active management more broadly, and for Thornburg Value Fund more specifically.

Thank you for your continued trust and confidence.

Sincerely,

Connor Browne, CFA	Robert MacDonald, CFA
Portfolio Manager	Portfolio Manager
Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

The views expressed by the portfolio managers reflect their professional opinions and are subject to change. Under no circumstances does the information contained within represent a recommendation to buy or sell any security.

Annual Report    5

PERFORMANCE SUMMARY

Thornburg Value Fund	September 30, 2016 (Unaudited)

Average Annual Total Returns

	1-Yr	3-Yr	5-Yr	10-Yr	Since Incep.
Class A Shares (Incep: 10/2/95)
Without sales charge	10.33%	10.14%	14.51%	5.55%	9.54%
With sales charge	5.36%	8.47%	13.46%	5.06%	9.30%
Class C Shares (Incep: 10/2/95)
Without sales charge	9.51%	9.31%	13.65%	4.75%	8.70%
With sales charge	8.51%	9.31%	13.65%	4.75%	8.70%
Class I Shares (Incep: 11/2/98)	10.77%	10.57%	14.97%	5.95%	7.21%
Class R3 Shares (Incep: 7/1/03)	10.40%	10.18%	14.55%	5.53%	7.33%
Class R4 Shares (Incep: 2/1/07)	10.50%	10.29%	14.66%	—	4.51%
Class R5 Shares (Incep: 2/1/05)	10.78%	10.57%	14.95%	5.92%	7.19%
S&P 500 Index (Since 10/2/95)	15.43%	11.16%	16.37%	7.24%	8.50%

Growth of a Hypothetical $10,000 Investment

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no sales charge for Class I, R3, R4, and R5 shares.

As disclosed in the most recent prospectus, the total annual fund operating expenses are as follows: A shares, 1.37%; C shares, 2.12%; I shares, 1.06%; R3 shares, 1.77%; R4 shares, 1.67%; R5 shares, 1.20%. Thornburg Investment Management and/or Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least February 1, 2017, for some of the share classes, resulting in net expense ratios of the following: I shares, 0.99%; R3 shares, 1.35%; R4 shares, 1.25%; R5 shares, 0.99%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.

Glossary

S&P 500 Index – The S&P 500 Index is a broad measure of the U.S. stock market.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Upside/Downside Capture Ratio – A ratio that shows whether a given fund has outperformed – gained more or lost less than – a broad market benchmark during periods of market strength and weakness, and if so, by how much.

6    Annual Report

FUND SUMMARY

Thornburg Value Fund	September 30, 2016 (Unaudited)

Objectives and Strategies

The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types. As a secondary consideration, the Fund also seeks some current income. The Fund expects to invest primarily in domestic equity securities (primarily common stocks) selected on a value basis. However, the Fund may own a variety of securities, including foreign equity securities, partnership interests, and foreign and domestic debt obligations which, in the opinion of the Fund’s investment advisor, offer prospects for meeting the Fund’s investment goals.

Market Capitalization Exposure

Basket Structure

Top Ten Equity Holdings

Thermo Fisher Scientific, Inc.	4.6%
JPMorgan Chase & Co.	4.0%
Wal-Mart Stores, Inc.	4.0%
Facebook, Inc.	3.5%
International Flavors & Fragrances, Inc.	3.4%
ITC Holdings Corp.	3.3%
Medtronic plc	3.2%
Activision Blizzard, Inc.	3.1%
Alphabet, Inc.	2.9%
Enterprise Products Partners L.P.	2.8%

There is no guarantee that the Fund will meet its investment objectives.

All portfolio information is subject to change.

Sector Exposure

Information Technology	19.1%
Health Care	16.8%
Financials	16.4%
Consumer Discretionary	12.6%
Consumer Staples	9.3%
Industrials	4.2%
Energy	3.8%
Materials	3.4%
Utilities	3.3%
Telecommunication Services	2.5%
Real Estate	0.5%
Other Assets Less Liabilities	8.1%

Top Ten Industry Groups

Software & Services	11.5%
Pharmaceuticals, Biotechnology & Life Sciences	11.3%
Banks	8.4%
Technology Hardware & Equipment	6.7%
Diversified Financials	6.3%
Health Care Equipment & Services	5.5%
Food, Beverage & Tobacco	5.3%
Consumer Services	4.7%
Retailing	4.1%
Food & Staples Retailing	4.0%

Annual Report    7

SCHEDULE OF INVESTMENTS

Thornburg Value Fund	September 30, 2016

	Shares/
	Principal Amount	Value
COMMON STOCK — 91.87%

BANKS — 8.40%
Banks — 8.40%
Citigroup, Inc.	384,400	$18,155,212
Citizens Financial Group, Inc.	860,185	21,255,171
JPMorgan Chase & Co.	539,040	35,894,674

		75,305,057

CAPITAL GOODS — 1.08%
Machinery — 1.08%
Allison Transmission Holdings, Inc.	336,565	9,652,684

		9,652,684

COMMERCIAL & PROFESSIONAL SERVICES — 2.08%
Commercial Services & Supplies — 2.08%
Covanta Holding Corp.	565,245	8,699,121
Rentokil Initial plc	3,460,200	9,970,013

		18,669,134

CONSUMER DURABLES & APPAREL — 2.04%
Household Durables — 2.04%
[a] TRI Pointe Homes, Inc.	1,386,720	18,276,970

		18,276,970

CONSUMER SERVICES — 4.70%
Diversified Consumer Services — 2.19%
[a] Grand Canyon Education, Inc.	485,413	19,605,831
Hotels, Restaurants & Leisure — 2.51%
Aramark Holdings Corp.	591,376	22,490,029

		42,095,860

DIVERSIFIED FINANCIALS — 6.27%
Capital Markets — 4.17%
Apollo Global Management, LLC	1,036,419	18,614,085
Oaktree Capital Group, LLC	441,634	18,725,282
Mortgage Real Estate Investment Trusts — 2.10%
PennyMac Mortgage Investment Trust	1,207,530	18,813,317

		56,152,684

ENERGY — 3.77%
Oil, Gas & Consumable Fuels — 3.77%
Devon Energy Corp.	202,392	8,927,511
Enterprise Products Partners L.P.	898,614	24,828,705

		33,756,216

FOOD & STAPLES RETAILING — 4.00%
Food & Staples Retailing — 4.00%
Wal-Mart Stores, Inc.	497,651	35,890,590

		35,890,590

FOOD, BEVERAGE & TOBACCO — 5.25%
Beverages — 1.90%
Kweichow Moutai Co., Ltd.	380,902	17,023,521
Food Products — 3.35%
Mead Johnson Nutrition Co.	161,839	12,786,899
Mondelez International, Inc.	392,885	17,247,652

		47,058,072

HEALTH CARE EQUIPMENT & SERVICES — 5.48%
Health Care Equipment & Supplies — 4.01%
[a,b] Avinger, Inc.	1,466,902	6,997,123
Medtronic plc	334,565	28,906,416
Health Care Providers & Services — 1.47%
[a] Envision Healthcare Holdings, Inc.	592,105	13,186,178

		49,089,717

8    Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Value Fund	September 30, 2016

	Shares/
	Principal Amount	Value

INSURANCE — 1.76%
Insurance — 1.76%
Assured Guaranty Ltd.	568,300	$15,770,325

		15,770,325

MATERIALS — 3.42%
Chemicals — 3.42%
International Flavors & Fragrances, Inc.	214,596	30,680,790

		30,680,790

MEDIA — 1.80%
Media — 1.80%
Vivendi S.A.	799,969	16,130,672

		16,130,672

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 11.34%
Biotechnology — 2.56%
Gilead Sciences, Inc.	187,660	14,847,659
[a] Seattle Genetics, Inc.	150,246	8,114,787
Life Sciences Tools & Services — 4.65%
Thermo Fisher Scientific, Inc.	261,740	41,632,364
Pharmaceuticals — 4.13%
GlaxoSmithKline plc	858,903	18,290,971
Phibro Animal Health Corp.	688,612	18,716,474

		101,602,255

REAL ESTATE — 0.48%
Real Estate Management & Development — 0.48%
[a] CBRE Group, Inc.	153,398	4,292,076

		4,292,076

RETAILING — 4.11%
Internet & Direct Marketing Retail — 1.86%
Expedia, Inc.	62,543	7,300,019
[a] Netflix, Inc.	94,630	9,325,786
Specialty Retail — 2.25%
[a] AutoZone, Inc.	11,178	8,588,505
Office Depot, Inc.	1,357,000	4,844,490
Staples, Inc.	792,100	6,772,455

		36,831,255

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.87%
Semiconductors & Semiconductor Equipment — 0.87%
[a] SolarEdge Technologies, Inc.	452,668	7,799,470

		7,799,470

SOFTWARE & SERVICES — 11.54%
Information Technology Services — 1.70%
[a] Cognizant Tech Solutions Corp.	318,300	15,186,093
Internet Software & Services — 6.71%
[a] Alphabet, Inc. Class C	33,858	26,317,485
[a] Facebook, Inc.	243,800	31,272,226
[a] Marin Software, Inc.	1,006,735	2,536,972
Software — 3.13%
Activision Blizzard, Inc.	633,355	28,057,626

		103,370,402

TECHNOLOGY HARDWARE & EQUIPMENT — 6.66%
Communications Equipment — 1.17%
Nokia Oyj	1,819,095	10,544,353
Electronic Equipment, Instruments & Components — 1.40%
CDW Corp.	273,801	12,520,919
Technology, Hardware, Storage & Peripherals — 4.09%
Apple, Inc.	166,700	18,845,435

Annual Report    9

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Value Fund	September 30, 2016

	Shares/
	Principal Amount	Value
HP, Inc.	1,146,077	$17,798,576

		59,709,283

TELECOMMUNICATION SERVICES — 2.47%
Diversified Telecommunication Services — 1.11%
[a] Zayo Group Holdings, Inc.	334,579	9,940,342
Wireless Telecommunication Services — 1.36%
China Mobile Ltd.	1,004,500	12,154,134

		22,094,476

TRANSPORTATION — 1.07%
Air Freight & Logistics — 1.07%
United Parcel Service, Inc.	87,480	9,566,813

		9,566,813

UTILITIES — 3.28%
Electric Utilities — 3.28%
ITC Holdings Corp.	631,881	29,369,829

		29,369,829

TOTAL COMMON STOCK (Cost $666,870,848)		823,164,630

SHORT TERM INVESTMENTS — 8.19%
[b] Thornburg Capital Management Fund	7,337,220	73,372,204

TOTAL SHORT TERM INVESTMENTS (Cost $73,372,204)		73,372,204

TOTAL INVESTMENTS — 100.06% (Cost $740,243,052)		$896,536,834
LIABILITIES NET OF OTHER ASSETS — (0.06)%		(542,734)

NET ASSETS — 100.00%		$895,994,100

Footnote Legend

a	Non-income producing.
b	Investment in Affiliates – Shown below are holdings of voting securities of each portfolio company which is considered “affiliated” to the Fund under the Investment Company Act of 1940, including companies for which the Fund’s holding represented 5% or more of the company’s voting securities, and a series of the Thornburg Investment Trust in which the Fund invested for cash management purposes during the period:

Issuer	Shares/Principal September 30, 2015	Gross Additions	Gross Reductions	Shares/Principal September 30, 2016	Market Value September 30, 2016	Investment Income	Realized Gain (Loss)
Avinger, Inc.*	—	1,560,675	93,773	1,466,902	$6,997,123	$—	$114,191
Thornburg Capital Management Fund	8,186,055	17,654,738	18,503,573	7,337,220	73,372,204	349,562	—

Total non-controlled affiliated issuers - 8.97% of net assets					$80,369,327	$349,562	$114,191

*	Issuer not affiliated at September 30, 2015.

See notes to financial statements.

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Annual Report    11

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Value Fund	September 30, 2016

ASSETS
Investments at value
Non-affiliated issuers (cost $661,736,691) (Note 3)	$816,167,507
Non-controlled affiliated issuers (cost $78,506,361) (Note 3)	80,369,327
Cash	15,402
Receivable for investments sold	687,647
Receivable for fund shares sold	274,649
Dividends receivable	1,081,604
Prepaid expenses and other assets	86,180

Total Assets	898,682,316

LIABILITIES
Payable for investments purchased	29,739
Payable for fund shares redeemed	1,450,941
Unrealized depreciation on forward currency contracts (Note 7)	69,404
Payable to investment advisor and other affiliates (Note 4)	900,306
Accounts payable and accrued expenses	237,826

Total Liabilities	2,688,216

NET ASSETS	$895,994,100

NET ASSETS CONSIST OF
Distribution in excess of net investment income	$(510,337)
Net unrealized appreciation on investments	156,224,304
Accumulated net realized gain (loss)	(395,099,627)
Net capital paid in on shares of beneficial interest	1,135,379,760

$895,994,100

12    Annual Report

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Value Fund	September 30, 2016

NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share* ($374,237,362 applicable to 6,919,871 shares of beneficial interest outstanding - Note 5)	$54.08
Maximum sales charge, 4.50% of offering price	2.55

Maximum offering price per share	$56.63

Class C Shares:
Net asset value and offering price per share** ($166,820,378 applicable to 3,338,355 shares of beneficial interest outstanding - Note 5)	$49.97

Class I Shares:
Net asset value, offering and redemption price per share ($280,570,300 applicable to 5,047,841 shares of beneficial interest outstanding - Note 5)	$55.58

Class R3 Shares:
Net asset value, offering and redemption price per share ($50,088,547 applicable to 931,789 shares of beneficial interest outstanding - Note 5)	$53.76

Class R4 Shares:
Net asset value, offering and redemption price per share ($9,539,205 applicable to 175,656 shares of beneficial interest outstanding - Note 5)	$54.31

Class R5 Shares:
Net asset value, offering and redemption price per share ($14,738,308 applicable to 265,540 shares of beneficial interest outstanding - Note 5)	$55.50

*	Class B shares converted to Class A shares on August 29, 2016.
**	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Annual Report    13

STATEMENT OF OPERATIONS

Thornburg Value Fund	Year Ended September 30, 2016

INVESTMENT INCOME
Dividend income
Non-affiliated issuers (net of foreign taxes withheld of $442,807)	$18,007,528
Non-controlled affiliated issuers	349,562

Total Income	18,357,090

EXPENSES
Investment advisory fees (Note 4)	7,772,249
Administration fees (Note 4)
Class A Shares	471,187
Class B Shares	960
Class C Shares	212,660
Class I Shares	141,924
Class R3 Shares	67,740
Class R4 Shares	13,107
Class R5 Shares	7,705
Distribution and service fees (Note 4)
Class A Shares	942,553
Class B Shares	7,652
Class C Shares	1,701,760
Class R3 Shares	270,923
Class R4 Shares	24,908
Transfer agent fees
Class A Shares	442,596
Class B Shares	6,082
Class C Shares	196,206
Class I Shares	337,701
Class R3 Shares	143,642
Class R4 Shares	33,889
Class R5 Shares	63,315
Registration and filing fees
Class A Shares	23,164
Class B Shares	14,756
Class C Shares	17,962
Class I Shares	49,354
Class R3 Shares	17,717
Class R4 Shares	18,562
Class R5 Shares	16,568
Custodian fees (Note 2)	74,481
Professional fees	112,455
Accounting fees (Note 4)	33,395
Trustee fees	40,430
Other expenses	56,938

Total Expenses	13,334,541
Less:
Expenses reimbursed by investment advisor (Note 4)	(628,863)

Net Expenses	12,705,678

Net Investment Income	$5,651,412

14    Annual Report

STATEMENT OF OPERATIONS, CONTINUED

Thornburg Value Fund	Year Ended September 30, 2016

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments:
Non-affiliated issuers	$(10,183,689)
Non-controlled affiliated issuers	114,191
Forward currency contracts (Note 7)	442,876
Foreign currency transactions	(38,473)

(9,665,095)

Net change in unrealized appreciation (depreciation) on:
Investments
Non-affiliated issuers	91,258,935
Non-controlled affiliated issuers	1,862,966
Forward currency contracts (Note 7)	(85,129)
Foreign currency translations	23,539

93,060,311

Net Realized and Unrealized Gain	83,395,216

Net Increase in Net Assets Resulting from Operations	$89,046,628

See notes to financial statements.

Annual Report    15

STATEMENT OF CHANGES IN NET ASSETS

Thornburg Value Fund

	Year Ended September 30, 2016	Year Ended September 30, 2015
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$5,651,412	$1,341,032
Net realized gain (loss) on investments, forward currency contracts, and foreign currency transactions	(9,665,095)	151,512,375
Net unrealized appreciation (depreciation) on investments, forward currency contracts, and foreign currency translations	93,060,311	(128,134,616)

Net Increase (Decrease) in Net Assets Resulting from Operations	89,046,628	24,718,791

DIVIDENDS TO SHAREHOLDERS
From net investment income
Class A Shares	(1,158,420)	(149,783)
Class I Shares	(1,940,838)	(409,330)
Class R3 Shares	(169,459)	(31,715)
Class R4 Shares	(40,361)	(8,095)
Class R5 Shares	(101,418)	(39,382)

FUND SHARE TRANSACTIONS (NOTE 5)
Class A Shares	(38,733,979)	(27,491,471)
Class B Shares*	(1,613,193)	(2,626,614)
Class C Shares	(16,405,080)	(10,439,429)
Class I Shares	(35,363,785)	(17,760,734)
Class R3 Shares	(14,298,695)	(17,826,494)
Class R4 Shares	(1,514,713)	(1,538,680)
Class R5 Shares	(6,121,309)	(12,826,806)

Net Decrease in Net Assets	(28,414,622)	(66,429,742)

NET ASSETS
Beginning of Year	924,408,722	990,838,464

End of Year	$895,994,100	$924,408,722

Undistributed (distribution in excess of) net investment income	$(510,337)	$56,488

*	Class B shares converted to Class A shares on August 29, 2016.

See notes to financial statements.

16    Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Value Fund	September 30, 2016

NOTE 1 – ORGANIZATION

Thornburg Value Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of twenty separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types. As a secondary objective, the Fund also seeks some current income.

The Fund currently has six classes of shares of beneficial interest: Class A, Class C, Institutional Class (“Class I”), and Retirement Classes (“Class R3,” “Class R4,” and “Class R5”). The Fund converted outstanding Class B shares into Class A shares on August 29, 2016. There was no contingent deferred sales charge for this redemption. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class B shares were sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption , and bear both a service fee and distribution fee, (iii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iv) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (v) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (vi) Class R4 shares are sold at net asset value without a sales charge at the time of purchase, but bear a service fee, (vii) Class R5 shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (viii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.

Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.

Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income distributions, if any, are declared and paid quarterly. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by the Advisor. Dividends are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.

Investment Income: Dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Fund. Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to call dates or maturity dates using the effective yield method of the respective investments, which is included in interest income on the Statement of Operations.

Custodian Fees: Custodian fees disclosed in the Statement of Operations may include interest expenses incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on any such cash overdraft at a rate equal to 2.50% of the overdraft amount in excess of $50,000.

Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s invest-

Annual Report    17

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	September 30, 2016

ment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Repurchase Agreements: The Fund may invest excess cash in repurchase agreements whereby the Fund purchases investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/ or retention of the collateral may be subject to legal proceedings.

Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign investments, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation (depreciation) from investments.

Reported net realized gains and losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains and losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net change in unrealized appreciation (depreciation) on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at period end, resulting from changes in exchange rates.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.

The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed each uncertain tax position believed to be material in the preparation of the Fund’s financial statements for the fiscal year ended September 30, 2016, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Fund has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities.

At September 30, 2016, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$739,378,369

Gross unrealized appreciation on a tax basis	$202,928,640
Gross unrealized depreciation on a tax basis	(45,770,175)

Net unrealized appreciation (depreciation) on investments (tax basis)	$157,158,465

18    Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	September 30, 2016

Temporary book tax adjustments to the cost of investments and net unrealized appreciation (depreciation) for tax purposes result primarily from deferral outstanding wash sale losses and outstanding publicly traded partnership (“PTP”) and real estate investment trust (“REIT”) tax basis adjustments.

At September 30, 2016, the Fund had deferred tax basis late year specified ordinary losses occurring subsequent to October 31, 2015 through September 30, 2016 of $34,093. For tax purposes, such losses will be recognized in the year ending September 30, 2017.

At September 30, 2016, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2015 through September 30, 2016 of $17,189,381. For tax purposes, such capital losses will be recognized in the year ending September 30, 2017.

At September 30, 2016, the Fund had cumulative tax basis capital losses generated prior to October 1, 2011 which may expire prior to utilization. To the extent such carryforwards are utilized, capital gain distributions may be reduced to the extent provided by regulations.

Capital loss carryforwards generated prior to October 31, 2011 expire as follows:

2017	$136,966,580
2018	242,353,997

$379,320,577

During the year ended September 30, 2016, the Fund utilized $7,152,619 of capital loss carryforwards generated prior to October 1, 2011.

In order to account for permanent book to tax differences, the Fund decreased undistributed net investment income by $2,807,741, decreased accumulated net realized (gain) loss by $2,967,917, and decreased net capital paid in on shares of beneficial interest by $160,176. Reclassifications have no impact upon the net asset value of the Fund and result primarily from foreign currency gains (losses), investments in publicly traded partnerships (“PTPs”) and real estate investment trusts (“REITs”).

At September 30, 2016, the Fund had no undistributed tax basis net ordinary investment income and no undistributed tax basis capital gains.

The tax character of distributions paid during the years ended September 30, 2016, and September 30, 2015, was as follows:

	2016	2015
Distributions from:
Ordinary income	$3,410,496	$638,305
Capital gains	—	—

Total	$3,410,496	$638,305

Foreign Withholding Taxes: The Fund is subject to foreign tax withholding imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld based on applicable laws and regulations, and industry convention.

Deferred Foreign Capital Gain Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements

NOTE 3 – SECURITY VALUATION

Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.

The Trustees of the Trust have appointed Thornburg Investment Management, Inc., the Trust’s investment advisor ( the “Advisor”) to assist the Trustees in obtaining market values for portfolio investments, evaluate and monitor professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.

Annual Report    19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	September 30, 2016

In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Securities: Securities and other portfolio investments which are listed or traded on a United States securities exchange are valued at the last reported sale price on the valuation date. Investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date. Portfolio investments reported by NASDAQ are valued at the official closing price on the valuation date. If an investment is traded on more than one exchange, the investment is considered traded on the exchange that is normally the primary market for that investment. Securities and other portfolio investments which are listed or traded on exchanges outside the United States are valued at the last price or the closing price of the investment on the exchange that is normally the primary market for the investment, as of the close of the exchange preceding the Fund’s valuation date. Foreign investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date.

In any case when a market quotation is not readily available for a portfolio investment ordinarily valued by market quotation, the Committee calculates a fair value for the investment using alternative methods approved by the Audit Committee. A market quotation is not readily available when the primary market or exchange for the investment is not open for the entire scheduled day of trading. Market quotations for an investment also may not be readily available if developments after the most recent close of the investment’s primary exchange or market, but prior to the close of business on any Fund business day, or an unusual event or significant period of time occurring since the availability of a market quotation, create a serious question concerning the reliability of the most recent market quotation available for the investment. In particular, on days when market volatility thresholds established by the Audit Committee are exceeded, foreign equity investments held by the Fund may be valued using alternative methods. The Committee customarily obtains valuations in these instances from pricing service providers approved by the Audit Committee. Pricing service providers ordinarily calculate valuations using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data.

Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.

In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider merits review for significant reasons, the Committee decides whether or not to use the valuation calculated by the pricing service provider or to use an alternative method approved by the Audit Committee to calculate a fair value for the obligation.

Quotations for foreign investments expressed in foreign currency amounts are converted to U.S. dollar equivalents using a foreign exchange quotation from a third party service provider at the time of valuation. Foreign investments held by the Fund may be traded on days and at times when the Fund is not open for business. Consequently, the value of Fund investments may be significantly affected on days when shareholders cannot purchase or sell Fund shares. Futures contracts and other financial and derivative instruments traded on an exchange are valued at the latest published price for the instrument on its primary exchange. Listed options are valued at the last bid price.

Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.

Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

20    Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	September 30, 2016

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).

Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are characterized as Level 2 within the valuation hierarchy.

On days when market volatility thresholds established by the Audit Committee are exceeded, foreign securities for which valuations are obtained from pricing service providers are fair valued. On these days, the foreign securities are characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.

In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment, and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.

Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2016. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at September 30, 2016
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities*
Common Stock	$823,164,630	$823,164,630	$—	$—
Short Term Investments	73,372,204	73,372,204	—	—

Total Investments in Securities	$896,536,834	$896,536,834	$—	$—
Liabilities
Other Financial Instruments**
Forward Currency Contracts	$(69,404)	$—	$(69,404)	$—

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).
**	Other Financial Instruments include investments not reflected in the Schedule of Investments, which may include futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.

In accordance with the guidance prescribed in Accounting Standards Update (“ASU”) No. 2011-04, it is the policy of the Fund to recognize transfers between levels and those underlying events which caused the movement. The Fund recognized no transfers between Levels 1 and 2 for the year ended September 30, 2016, other than when the Fund exceeded market volatility thresholds for foreign equity investments during the period.

Annual Report    21

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	September 30, 2016

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. Under the investment advisory agreement, the Fund pays the Advisor a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Management Fee Schedule

Daily Net Assets	Fee Rate
Up to $ 500 million	0.875%
Next $ 500 million	0.825
Next $ 500 million	0.775
Next $ 500 million	0.725
Over $ 2 billion	0.675

The Fund’s effective management fee for the year ended September 30, 2016 was 0.852% of the Fund’s average dividend assets.

The Fund pays to the Advisor the costs of personnel who perform certain accounting services for the Fund. For the year ended September 30, 2016 the Fund paid $33,395 to the Advisor for these accounting services. The Trust has also entered into administrative service agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. Total administrative service fees incurred by each class of shares of the Fund for the year ended September 30, 2016, are set forth in the Statement of Operations.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the year ended September 30, 2016, the Distributor has advised the Fund that it earned net commissions aggregating $20,993 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $4,657 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may pay to the Advisor or securities dealers and other financial institutions at the Advisor’s request an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to Class A, Class B, Class C, Class R3, and Class R4 shares of the Fund to obtain various shareholder and distribution related services. For the year ended September 30, 2016, there were no 12b-1 service plan fees charged for Class I and Class R5 shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class B, Class C, and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class B, Class C, and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class B and Class C shares, and an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class R3 shares. Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the year ended September 30, 2016, are set forth in the Statement of Operations.

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed levels as specified in the Fund’s most recent prospectus. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before February 1, 2017, unless the Advisor ceases to be the investment advisor to the Trust or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor retain the right to be repaid by the Fund for fee waivers and expense reimbursements if expenses fall below the contractual limit prior to the end of the fiscal year.

For the year ended September 30, 2016, the Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $18,025 for Class B shares, $237,336 for Class I shares, $249,317 for Class R3 shares, $52,459 for Class R4 shares, and $71,726 for Class R5 shares.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

The percentage of direct investments in the Fund held by appointed Trustees, Officers and the Advisor is approximately 5.04%. The Fund may sell securities to an affiliated fund, or the Fund may purchase securities held by an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the year ended September 30, 2016, the Fund had transactions with affiliated funds.

22    Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	September 30, 2016

NOTE 5 – SHARES OF BENEFICIAL INTEREST

At September 30, 2016, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2016		Year Ended September 30, 2015
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	536,840	$27,382,909	737,926	$38,257,811
Shares converted from Class B shares	6,588	352,743	—	—
Shares issued to shareholders in reinvestment of dividends	20,753	1,108,861	2,867	143,603
Shares repurchased	(1,318,359)	(67,578,492)	(1,284,634)	(65,892,885)

Net increase (decrease)	(754,178)	$(38,733,979)	(543,841)	$(27,491,471)

Class B Shares*
Shares sold	1,210	$56,199	6,680	$297,816
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares converted to Class A shares	(7,328)	(352,743)
Shares repurchased	(28,859)	(1,316,649)	(61,925)	(2,924,430)

Net increase (decrease)	(34,977)	$(1,613,193)	(55,245)	$(2,626,614)

Class C Shares
Shares sold	292,210	$13,905,964	306,671	$14,470,492
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(642,811)	(30,311,044)	(521,694)	(24,909,921)

Net increase (decrease)	(350,601)	$(16,405,080)	(215,023)	$(10,439,429)

Class I Shares
Shares sold	716,301	$37,689,763	842,023	$45,593,747
Shares issued to shareholders in reinvestment of dividends	33,666	1,848,626	7,702	397,296
Shares repurchased	(1,414,916)	(74,902,174)	(1,215,376)	(63,751,777)

Net increase (decrease)	(664,949)	$(35,363,785)	(365,651)	$(17,760,734)

Class R3 Shares
Shares sold	141,034	$7,131,504	221,665	$11,268,997
Shares issued to shareholders in reinvestment of dividends	3,090	164,106	621	30,881
Shares repurchased	(422,847)	(21,594,305)	(572,369)	(29,126,372)

Net increase (decrease)	(278,723)	$(14,298,695)	(350,083)	$(17,826,494)

Class R4 Shares
Shares sold	52,912	$2,743,429	53,145	$2,666,567
Shares issued to shareholders in reinvestment of dividends	556	29,835	126	6,316
Shares repurchased	(83,787)	(4,287,977)	(82,169)	(4,211,563)

Net increase (decrease)	(30,319)	$(1,514,713)	(28,898)	$(1,538,680)

Class R5 Shares
Shares sold	41,585	$2,160,843	80,803	$4,258,589
Shares issued to shareholders in reinvestment of dividends	1,838	100,759	677	34,703
Shares repurchased	(159,826)	(8,382,911)	(322,909)	(17,120,098)

Net increase (decrease)	(116,403)	$(6,121,309)	(241,429)	$(12,826,806)

*	Class B shares converted to Class A shares on August 29, 2016.

Annual Report    23

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	September 30, 2016

NOTE 6 – INVESTMENT TRANSACTIONS

For the year ended September 30, 2016, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $260,042,611 and $353,349,892, respectively.

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of the FASB Accounting Standards Codification 815-10-50 (“ASC 815”) require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the year ended September 30, 2016, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract’s counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Fund’s Advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss.

The Fund entered into forward currency contracts during the year ended September 30, 2016 in the normal course of pursuing its investment objectives, with the objective of purchasing foreign investments or with the intent of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions.

These contracts are accounted for by the Fund under ASC 815. Unrealized appreciation and depreciation on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations.

The quarterly average value of open sell currency contracts for the year ended September 30, 2016 was $20,581,982. Open buy currency contracts are entered into for the purpose of closing open sell currency contracts and the values are dependent upon the values of the open sell currency contracts to which they relate.

The following table displays the outstanding forward currency contracts at September 30, 2016:

Outstanding Forward Currency Contracts to Buy or Sell at September 30, 2016
Contract Description	Buy/Sell	Contract Amount	Contract Value Date	Value USD	Unrealized Appreciation	Unrealized Depreciation
Euro	Sell	12,673,300	11/30/2016	14,272,802	$—	$(69,404)

Total					$—	$(69,404)

Net unrealized appreciation (depreciation)						$(69,404)

The outstanding forward currency contracts in the foregoing table were entered into with State Street Bank and Trust Company (“SSB”), pursuant to an International Swaps and Derivatives Association (“ISDA”) Master Agreement. In the event of a default or termination under the ISDA Master Agreement with SSB, the non-defaulting party has the right to close out all outstanding forward currency contracts between the parties and to net any payment amounts under those contracts, resulting in a single net amount payable by one party to the other.

Because the ISDA Master Agreement with SSB does not result in an offset of reported amounts of financial assets and liabilities in the Fund’s Statement of Assets and Liabilities unless there has been an event of default or termination event under that agreement, the Fund does not net its outstanding forward currency contracts for purposes of the disclosure in the Fund’s Statement of Assets and Liabilities. Instead the Fund recognizes the unrealized appreciation or depreciation on those forward currency contracts on a gross basis in the Fund’s Statement of Assets and Liabilities.

The unrealized appreciation (depreciation) of the outstanding forward currency contracts recognized in the Fund’s Statement of Assets and Liabilities at September 30, 2016 is disclosed in the following table:

24    Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	September 30, 2016

Fair Values of Derivative Financial Instruments at September 30, 2016
Liability Derivatives	Balance Sheet Location	Fair Value
Foreign exchange contracts	Liabilities - Unrealized depreciation on forward currency contracts	$(69,404)

Because the Fund does not currently receive or post cash collateral in connection with its currency forward contracts, and because all of the Fund’s outstanding currency forward contracts are with SSB, the net amounts of the Fund’s assets and liabilities which are attributable to those contracts at September 30, 2016 can be determined by offsetting the dollar amounts shown in the preceding table. Based on those amounts, the net amount of the Fund’s assets which is attributable to its outstanding forward currency contracts at September 30, 2016 is $0, and the net amount of the Fund’s liabilities which is attributable to those contracts at that date is $69,404. The Fund’s forward currency contracts are valued each day, and the net amounts of the Fund’s assets and liabilities which are attributable to those contracts are expected to vary over time.

The net realized gain (loss) from forward currency contracts and the net change in unrealized appreciation (depreciation) on outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the year ended September 30, 2016 are disclosed in the following tables:

Net Realized Gain (Loss) on Derivative Financial Instruments Recognized in Income for the Year Ended September 30, 2016
	Total	Forward Currency Contracts
Foreign exchange contracts	$ 442,876	$ 442,876

Net Change in Unrealized Appreciation (Depreciation) of Derivative Financial Instruments Recognized in Income for the Year Ended September 30, 2016
	Total	Forward Currency Contracts
Foreign exchange contracts	$(85,129)	$(85,129)

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, liquidity risk, the risks associated with investments in small- and mid-cap companies and non-U.S. issuers (including developing country issuers), credit risk, and interest rate risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between September 30, 2016 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

Annual Report    25

FINANCIAL HIGHLIGHTS

    Thornburg Value Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the Year)								RATIOS TO AVERAGE NET ASSETS				SUPPLEMENTAL DATA

Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Year	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Year	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, After Expense Reductions and Net of Custody Credits (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of Year (thousands)
CLASS A SHARES
2016(b)(c)	$49.17	0.32	4.76	5.08	(0.17)	—	(0.17)	$54.08	0.63	1.39	1.39	1.39	10.33	31.10	$374,237
2015(b)	$48.09	0.07	1.03	1.10	(0.02)	—	(0.02)	$49.17	0.14	1.37	1.37	1.37	2.28	59.70	$377,299
2014(b)	$40.84	0.10	7.41	7.51	(0.26)	—	(0.26)	$48.09	0.22	1.37	1.37	1.37	18.40	72.43	$395,216
2013(b)	$31.51	0.08	9.25	9.33	—	—	—	$40.84	0.23	1.40	1.40	1.40	29.61	61.50	$400,275
2012(b)	$27.71	(0.10)	3.90	3.80	—	—	—	$31.51	(0.32)	1.32	1.32	1.32	13.71	54.16	$470,120
CLASS C SHARES
2016	$45.63	(0.06)	4.40	4.34	—	—	—	$49.97	(0.12)	2.14	2.14	2.14	9.51	31.10	$166,821
2015	$44.95	(0.29)	0.97	0.68	—	—	—	$45.63	(0.61)	2.12	2.12	2.12	1.51	59.70	$168,321
2014	$38.26	(0.24)	6.93	6.69	—	—	—	$44.95	(0.55)	2.14	2.14	2.14	17.49	72.43	$175,495
2013	$29.75	(0.18)	8.69	8.51	—	—	—	$38.26	(0.55)	2.18	2.18	2.18	28.60	61.50	$166,971
2012	$26.36	(0.32)	3.71	3.39	—	—	—	$29.75	(1.09)	2.09	2.09	2.09	12.86	54.16	$185,286
CLASS I SHARES
2016	$50.53	0.54	4.90	5.44	(0.39)	—	(0.39)	$55.58	1.02	0.99	0.99	1.07	10.77	31.10	$280,570
2015	$49.28	0.28	1.04	1.32	(0.07)	—	(0.07)	$50.53	0.53	0.99	0.99	1.06	2.68	59.70	$288,642
2014	$41.96	0.28	7.62	7.90	(0.58)	—	(0.58)	$49.28	0.60	0.99	0.99	1.06	18.86	72.43	$299,568
2013	$32.24	0.20	9.52	9.72	—	—	—	$41.96	0.59	0.98	0.98	1.01	30.15	61.50	$272,468
2012	$28.26	0.02	3.99	4.01	(0.03)	—	(0.03)	$32.24	0.07	0.93	0.93	0.93	14.18	54.16	$1,104,163
CLASS R3 SHARES
2016	$48.86	0.34	4.74	5.08	(0.18)	—	(0.18)	$53.76	0.67	1.35	1.35	1.81	10.40	31.10	$50,089
2015	$47.79	0.08	1.01	1.09	(0.02)	—	(0.02)	$48.86	0.16	1.35	1.35	1.77	2.28	59.70	$59,150
2014	$40.56	0.11	7.37	7.48	(0.25)	—	(0.25)	$47.79	0.23	1.35	1.35	1.77	18.45	72.43	$74,579
2013	$31.28	0.10	9.18	9.28	—	—	—	$40.56	0.29	1.34	1.34	1.78	29.67	61.50	$80,671
2012	$27.51	(0.10)	3.87	3.77	—	—	—	$31.28	(0.34)	1.35	1.35	1.66	13.70	54.16	$131,013
CLASS R4 SHARES
2016	$49.36	0.40	4.78	5.18	(0.23)	—	(0.23)	$54.31	0.78	1.25	1.25	1.75	10.50	31.10	$9,539
2015	$48.24	0.14	1.01	1.15	(0.03)	—	(0.03)	$49.36	0.26	1.25	1.25	1.67	2.39	59.70	$10,167
2014	$40.89	0.16	7.43	7.59	(0.24)	—	(0.24)	$48.24	0.36	1.24	1.24	1.69	18.56	72.43	$11,330
2013	$31.50	0.13	9.26	9.39	—	—	—	$40.89	0.39	1.25	1.25	1.67	29.81	61.50	$13,340
2012	$27.68	(0.07)	3.89	3.82	—	—	—	$31.50	(0.24)	1.25	1.25	1.50	13.80	54.16	$45,989
CLASS R5 SHARES
2016	$50.45	0.53	4.90	5.43	(0.38)	—	(0.38)	$55.50	1.00	0.99	0.99	1.46	10.78	31.10	$14,738
2015	$49.21	0.27	1.04	1.31	(0.07)	—	(0.07)	$50.45	0.51	0.99	0.99	1.20	2.65	59.70	$19,270
2014	$41.89	0.28	7.61	7.89	(0.57)	—	(0.57)	$49.21	0.59	0.98	0.98	1.42	18.88	72.43	$30,676
2013	$32.19	0.22	9.48	9.70	—	—	—	$41.89	0.63	0.99	0.99	1.37	30.13	61.50	$47,076
2012	$28.22	— (e)	3.98	3.98	(0.01)	—	(0.01)	$32.19	— (f)	0.99	0.99	1.17	14.10	54.16	$129,995

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Class B shares converted to Class A shares on August 29, 2016.
(d)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
(e)	Net investment income (loss) was less than $0.01 per share.
(f)	Net investment income (Loss) is less than 0.01%.
+	Based on weighted average shares outstanding.

See notes to financial statements.

26 Annual Report	Annual Report 27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg Value Fund

To the Trustees and Shareholders of

Thornburg Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Thornburg Value Fund (the “Fund”) at September 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2016 by correspondence with the custodian, brokers, transfer agent, and the application of alternative procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 18, 2016

28    Annual Report

EXPENSE EXAMPLE

Thornburg Value Fund	September 30, 2016

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2016, and held until September 30, 2016.

	Beginning Account Value 4/1/16	Ending Account Value 9/30/16	Expenses Paid During Period† 4/1/16–9/30/16
Class A Shares
Actual	$1,000.00	$1,073.20	$7.13
Hypothetical*	$1,000.00	$1,018.12	$6.94
Class C Shares
Actual	$1,000.00	$1,069.30	$10.98
Hypothetical*	$1,000.00	$1,014.39	$10.69
Class I Shares
Actual	$1,000.00	$1,075.30	$5.14
Hypothetical*	$1,000.00	$1,020.05	$5.00
Class R3 Shares
Actual	$1,000.00	$1,073.50	$7.00
Hypothetical*	$1,000.00	$1,018.25	$6.81
Class R4 Shares
Actual	$1,000.00	$1,074.10	$6.52
Hypothetical*	$1,000.00	$1,018.71	$6.35
Class R5 Shares
Actual	$1,000.00	$1,075.40	$5.14
Hypothetical*	$1,000.00	$1,020.05	$5.00

†	Expenses are equal to the annualized expense ratio for each class (A: 1.38%; C: 2.12%; I: 0.99%; R3: 1.35%; R4: 1.26%; R5: 0.99%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report    29

TRUSTEES AND OFFICERS

Thornburg Value Fund	September 30, 2016 (Unaudited)

Name, Age, Year Elected Position Held with Fund	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
INTERESTED TRUSTEES (1)(2)(4)

Garrett Thornburg, 71 Trustee since 1987, Chairman of Trustees(3)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman and controlling shareholder of Thornburg Securities Corporation (securities dealer); Chairman and CEO of Chamisa Energy, LLC; President of the Thornburg Foundation (nonprofit).	None

Brian J. McMahon, 61 Trustee since 2001, Vice Chairman of Trustees, Member of Governance & Nominating Committee & Operations Risk Oversight Committee(5)	Chief Investment Officer, Managing Director, and Portfolio Manager and, until 2016, CEO and President of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	None

INDEPENDENT TRUSTEES (1)(2)(4)

David A. Ater, 71 Trustee since 1994, Member of Audit Committee & Chairman of Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None

David D. Chase, 75 Trustee since 2000, Chairman of Audit Committee	Managing Member of CS Group, LLC, Santa Fe, NM (private investment fund – family office).	None

Sally Corning, 55 Trustee since 2012, Member of Audit Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity firm with investment programs encompassing venture capital, mezzanine debt, and growth equity).	None

Susan H. Dubin, 67 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

David L. Gardner, 53 Trustee since 2015, Member of Operations Risk Oversight Committee	Until 2012, head of EMEA (Europe, Middle East and Africa) Sales for iShares of Blackrock, Inc., EMEA Executive Committee Member and EMEA Operating Committee Member at Blackrock, Inc.	None

Owen D. Van Essen, 62 Trustee since 2004, Member of Governance & Nominating Committee & Chairman of Operations Risk Oversight Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 57 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None

30    Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Value Fund	September 30, 2016 (Unaudited)

Name, Age, Year Elected Position Held with Fund	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES) (1)(7)

Nimish Bhatt, 53 Treasurer since 2016(6)	Chief Financial Officer and Treasurer of Thornburg Investment Management, Inc. and Thornburg Securities Corporation since 2016; Senior Vice President (2004-2016), Chief Financial Officer (2011-2016), and Head of Fund Administration (2011-2016) of Calamos Asset Management, Inc., Calamos Investments LLC, Calamos Advisors LLC, and Calamos Wealth Management; Director of Calamos Global Funds plc (2007-2016).	Not applicable

Jason Brady, 42 President since 2016(6)	CEO and President since 2016, Vice President from 2011 to 2016, Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation since 2016.	Not applicable

Kathleen Brady, 56 Vice President since 2008	Tax Manager Fund Accounting of Thornburg Investment Management, Inc.	Not applicable

Connor Browne, 37 Vice President since 2006	Portfolio Manager, Vice President since 2013, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Tim Cunningham, 41 Vice President since 2014	Managing Director since 2011, Portfolio Manager since 2012, and Associate Portfolio Manager from 2009–2012 of Thornburg Investment Management, Inc.	Not applicable

Randy Dry, 42 Vice President since 2014	Vice President and Managing Director, Director of Institutional Group from 2014-2016, and since 2016, Chief Administrative Officer of Thornburg Investment Management, Inc.	Not applicable

Greg Dunn, 40 Vice President since 2014	Managing Director, Portfolio Manager since 2012, and Associate Portfolio Manager from 2009–2012 of Thornburg Investment Management, Inc.	Not applicable

Lon Erickson, 41 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

William V. Fries, 77 Vice President since 1995	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 45 Vice President since 2006	Vice President since 2011, Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Rolf Kelly, 37 Vice President since 2016	Portfolio Manager and Managing Director since 2013 and Associate Portfolio Manager from 2011–2013 of Thornburg Investment Management, Inc.	Not applicable

Ben Kirby, 36 Vice President since 2014	Portfolio Manager and Managing Director since 2013 and Associate Portfolio Manager from 2011–2013 of Thornburg Investment Management, Inc.	Not applicable

Jeff Klingelhofer, 41 Vice President since 2016	Portfolio Manager and Managing Director since 2015, Associate Portfolio Manager from 2012–2015, and Fixed Income Analyst from 2010–2012 of Thornburg Investment Management, Inc.	Not applicable

Rob MacDonald, 40 Vice President since 2016	Managing Director since 2015, Portfolio Manager since 2014, and Associate Portfolio Manager from 2011–2014 of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 49 Vice President since 2001	Vice President, Managing Director, and Director of Marketing of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	Not applicable

Christopher Ryon, 60 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Nicholos Venditti, 35 Vice President since 2016	Portfolio Manager and Managing Director since 2015 and Associate Portfolio Manager from 2011–2015 of Thornburg Investment Management, Inc.	Not applicable

Annual Report    31

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Value Fund	September 30, 2016 (Unaudited)

Name, Age, Year Elected Position Held with Fund	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

Vinson Walden, 46 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 45 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 42 Vice President since 2003 Secretary since 2007(6)	Managing Director, Director of Mutual Fund Operations, and Vice President of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	Not applicable

Charles Wilson, 41 Vice President since 2016	Portfolio Manager and Managing Director since 2014 and Associate Portfolio Manager from 2012–2014 of Thornburg Investment Management, Inc.; Co-Portfolio Manager of Marsico Capital Management from 2010–2012.	Not applicable

Di Zhou, 38 Vice President since 2016	Portfolio Manager and Managing Director since 2016, Associate Portfolio Manager from 2014–2016, and Equity Research Analyst from 2010–2014 of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is a separate investment “Fund” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, all the Funds of the Trust. Each Trustee oversees all the Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the sole director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	The Bylaws of the Trust currently require that each Trustee shall retire by the end of the calendar year during which the Trustee reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(5)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the chief investment officer of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Assistant vice presidents, assistant secretaries, and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

32    Annual Report

OTHER INFORMATION

Thornburg Value Fund	September 30, 2016 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg. com/download or upon request by calling 1-800-847-0200.

TAX INFORMATION

For the tax year ended September 30, 2016, dividends paid by the Thornburg Value Fund of $3,410,496 are being reported as taxable ordinary investment income dividends for federal income tax purposes.

For the tax year ended September 30, 2016, the Fund is reporting 100.00% (or the maximum allowed) of the dividends paid from tax basis net ordinary income as qualifying for the reduced rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

The Fund is reporting 100.00% (or the maximum allowed) of the ordinary income distributions paid by the Fund for the fiscal year ended September 30, 2016 as qualified for the corporate dividends received deduction.

The information and distributions reported herein may differ from the information and distributions reported to the shareholders for the calendar year ending December 31, 2016.

Complete information will be reported in conjunction with your 2016 Form 1099.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Value Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 13, 2016.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in May 2016 to consider aspects of their annual evaluation of the Advisor’s service to all of the funds of Thornburg Investment Trust, to plan the annual evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The independent Trustees met again in independent session in September to consider portions of the information submitted by the Advisor. The Advisor’s chief investment officer subsequently reviewed portions of the information with the Trustees and addressed questions from the Trustees at a full meeting session of the Trustees scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees considered a wide range of information and did not identify any single factor as controlling, and this summary does not describe all of the factors and other matters considered by the Trustees in making their determination.

Annual Report    33

OTHER INFORMATION, CONTINUED

Thornburg Value Fund	September 30, 2016 (Unaudited)

Nature, Extent and Quality of Services. The Trustees considered presentations by the Advisor at meeting sessions scheduled for consideration of a continuation of the advisory agreement, and also noted their consideration of the reports the Trustees and their committees receive throughout the year on a wide variety of topics, and consideration they had given to a number of topics in previous years. Information identified by the Trustees in their evaluation as having been considered and contributing to their conclusions included Trustees’ assessments of the Advisor’s personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing levels and measures to maintain staffing levels and improve competencies, the Advisor’s commitment to attract and retain high quality portfolio management expertise through competitive compensation levels, the Advisor’s collaborative approach to investment management, the Fund’s investment performance over different periods of time, portfolio managers’ cognizance of and strategies to address market and economic trends and conditions, the evaluation and selection of individual investments, the structuring and composition of the Fund’s portfolio, management of Fund liquidity requirements, cognizance of and efforts to achieve tax efficiency, responses to share sale and redemption activity, continuing enhancements to the Advisor’s electronic and information systems and the Advisor’s engagement of outside firms to assist in improving or replacing those systems, the Advisor’s evaluation and selection of firms providing portfolio trade execution to the Fund and the Advisor’s measures to obtain favorable trade execution, the Advisor’s performance of accounting and other services, the Advisor’s continued commitment to observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, the quality and extent of written and oral reports to the Trustees over the course of the year, and other factors.

Investment Performance. The Trustees noted in their evaluation of the Fund’s investment performance the reports they had received in each regular meeting over the course of the year from the Advisor’s portfolio management personnel. The Trustees also noted in their evaluation their consideration of information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including the following items of information respecting the investment performance of the Fund: (1) the Fund’s absolute investment performance and achievement of stated objectives; (2) the Advisor’s written and oral explanations and commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions, (3) performance data for the ten most recent calendar years, comparing the Fund’s annual investment returns to a fund category selected by an independent mutual fund analyst firm, and to two broad-based securities indices, (4) the Fund’s investment performance for the three-month, year-to-date, one-year, three-year, five-year and ten-year periods ending with the second quarter of the current year comparing the Fund’s annualized returns to two mutual fund categories selected by independent mutual fund analyst firms and to two broad-based securities indices, and assigning a percentage rank to the Fund’s performance for each period relative to each of the fund categories, (5) comparison of the Fund’s annualized return since inception to the Fund’s benchmark index, and (6) comparative measures of estimated earnings growth, portfolio volatility, risk and return.

The Trustees noted that quarterly reports during the year and other information presented to them confirmed the Advisor’s continued conformity to the Fund’s stated investment objectives and policies.

The Trustees observed in reviewing comparative performance data for the ten most recent calendar years that the Fund’s investment return for the most recent calendar year was higher than the returns of the two securities indices and comparable to the average return of the fund category considered, the returns of the Fund for the preceding nine years exceeded the returns of the first index in four of the nine years and exceeded or were comparable to the returns of the second index in four of the nine years, and that the returns of the Fund exceeded or were comparable to the average returns of the fund category in five of the nine years. Other quantitative data noted by the Trustees as having been considered in their evaluation showed that the Fund’s annualized investment returns varied, falling in the top decile of performance of a mutual fund category for the three-year period ended with the second quarter of the current year, but falling in the third quartile of performance for the ten-year period, and falling in the fourth quartile for the one-year and five-year periods. Noted data also showed that the Fund’s annualized investment returns fell in the top decile of investment performance of a second fund category for the three-year period, fell in the third quartile of performance of the fund category for the one-year and five-year periods, and fell near the midpoint of performance for the ten-year period. Data presented to the Trustees also showed that the Fund’s annualized total return (net of expenses) since the Fund’s inception exceeded the annualized return of the Fund’s benchmark index,. The Trustees attached additional significance to the performance data of the Fund from the perspective of longer term shareholders. The Trustees asked for and received explanations from the Advisor respecting the reasons for the Fund’s underperformance relative to some measures in certain periods, and considered the Advisor’s past success in rectifying underperformance by other funds and the Advisor’s expectations for improvement in this Fund’s performance. The Trustees found these explanations satisfactory, but requested the Advisor to present expanded quarterly reports to them respecting the Advisor’s execution of the Fund’s investment strategies and other matters.

Comparisons of Fee and Expense Levels. The Trustees observed the clear disclosures of the Advisor’s fees and Fund expenses in the Fund’s prospectuses. Information noted by the Trustees as having been considered in this context included a variety of comparative data respecting the Fund’s fee and expense levels. This information included comparisons of the Fund’s advisory fee and overall Fund expenses to median and average fees and expenses charged to a category of mutual funds selected by an independent mutual fund analyst firm, comparisons of the advisory fee and other Fund expenses to the fee levels and expenses for two representative share classes of fund peer groups selected from the category by a second independent mutual fund analyst firm, the perspectives and advice from the second mutual fund analyst firm respecting comparisons of fund fee levels and expenses to fund peer groups, and other information. Comparative fee and expense data noted as having been considered by the Trustees showed that the advisory fee for the

34    Annual Report

OTHER INFORMATION, CONTINUED

Thornburg Value Fund	September 30, 2016 (Unaudited)

Fund was slightly higher than the median and average fee levels for the fund category, the level of total expense for a representative share class of the Fund was somewhat higher than the median and average expense levels for the category, and that the level of total expense for a second representative share class was lower than the median and average levels for the category. Peer group data showed that the Fund’s advisory fee level was higher than the median of each peer group and that the total expense levels for two representative share classes were above the medians of their peer groups, but that these levels were within the range of group fee and expense levels and generally comparable to a number of other funds in the groups. The Trustees did not find the differences significant in view of the other factors considered.

The Trustees noted their consideration of information respecting the advisory fees charged by the Advisor to other investment management clients, including sub-advised mutual funds, together with information about fees charged by other advisors to different clients, analysis of the differences between the requirements of institutional clients and mutual funds, analysis of the differences between the requirements of a sub-advised mutual fund and a fund as to which the investment advisor is the primary advisor and sponsor, descriptions of distinguishing characteristics of the sub-advised funds served by the Advisor, and the consequently different investment management services provided to the different categories of clients and the differing contexts in which the fee levels for these arrangements are established. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and that the fee rates charged by an investment advisor to different categories of clients had limited relevance to the evaluation of the fee rate charged by that advisor to mutual funds as to which it is the primary advisor and sponsor.

Costs and Profitability of Advisor. In reviewing the profitability to the Advisor of its services to the Fund, the Trustees considered an analysis of the Advisor’s costs and the profitability to the Advisor of its services for the Fund together with data respecting the overall profitability of a selection of other investment management firms. The Trustees also considered in this regard the relationship of the Advisor’s efficiency and cost management to its profitability, and the contribution of the Advisor’s cost management, profitability and financial resources to its ability to attract necessary personnel, invest in systems and other assets required for its service to the Fund, and maintain service levels for the Fund notwithstanding fluctuations in revenues and profitability. The information considered did not indicate to the Trustees that the Advisor’s profitability was excessive.

Potential Economies of Scale. In reviewing the extent to which economies of scale would be realized as the Fund’s assets increase and whether fee levels reflect any economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, comparisons of the fee breakpoint structure for the Fund with breakpoint structures (or the absence of such structures) for other funds in a peer group selected by an independent mutual fund analyst firm, the effects of the breakpoint structure and other expense factors realized by the Fund and other funds of the Trust as their asset levels had increased, and the Advisor’s initiatives to enhance its systems and other measures to increase its capabilities. The information provided demonstrated to the Trustees that the Fund’s advisory fee breakpoint structure is reasonable in relation to the structures observed in the other funds in its peer group, and that shareholders may be expected to benefit from any economies of scale due to the advisory agreement’s breakpoint fee structure and other factors.

Potential Ancillary Benefits. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees noted disclosures by the Advisor of its receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

Summary of Conclusions. The Trustees concluded that the nature, extent and quality of the Advisor’s services performed under the advisory agreement remained sufficient. The Trustees further concluded that the absolute and relative investment performance of the Fund over a range of pertinent holding periods on the whole was satisfactory in the context of its objectives and strategies, and that the Advisor had continued to actively and competently pursue the Fund’s stated investment objectives and adhere to the Fund’s investment policies.

The Trustees further concluded, based upon their consideration of the foregoing factors and other information, that the level of the advisory fee charged to the Fund by the Advisor is reasonable in relation to the services provided by the Advisor in view of the nature, extent and quality of those services, the investment performance of the Fund after fees and expenses, the clear disclosure of fees and expenses in the Fund’s prospectuses, comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds, and the other factors considered.

Annual Report    35

TRUSTEES’ STATEMENT TO SHAREHOLDERS

Readopted September 12, 2016

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you—is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Trustees of Thornburg Investment Trust

36    Annual Report

THORNBURG FUNDS

Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $53 billion (as of September 30, 2016) across eight equity and 11 bond mutual funds, separate accounts for high-net-worth investors and institutional accounts, and five UCITS funds for non-U.S. investors.

The fund outlined in this report is one of many equity and fixed-income products available from Thornburg Investment Management.

Equity Funds

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg International Value Fund

•	Thornburg Better World International Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

Fixed Income Funds

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

•	Thornburg Low Duration Municipal Fund

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

Annual Report    37

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Annual Report    39

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.

This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH077

2    Annual Report

Annual Report

Thornburg International Value Fund

September 30, 2016

Share Class	NASDAQ Symbol	CUSIP
Class A	TGVAX	885-215-657
Class C	THGCX	885-215-640
Class I	TGVIX	885-215-566
Class R3	TGVRX	885-215-525
Class R4	THVRX	885-215-269
Class R5	TIVRX	885-215-368
Class R6	TGIRX	885-216-804

Class I, R3, R4, R5, and R6 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

Investments carry risks, including possible loss of principal. Additional risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Investments in small- and mid-capitalization companies may increase the risk of greater price fluctuations. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.

Funds invested in a smaller number of holdings may expose an investor to greater volatility.

Diversification does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Annual Report    3

LETTER TO SHAREHOLDERS

Thornburg International Value Fund	September 30, 2016 (Unaudited)

October 28, 2016

Dear Fellow Shareholder:

The total return of the Thornburg International Value Fund (the Fund) for the 12 months ended September 30, 2016, was 1.90% (Class A shares without sales charge), a positive if modest return. The MSCI EAFE Index returned 6.52% and the MSCI ACWI ex-U.S. Index returned 9.80% for the same period. Last year at this time, we reported a fiscal year return of 1.25%, materially outperforming the MSCI EAFE Index and the MSCI ACWI ex-U.S. Index by 9.91 and 13.03 percentage points, respectively. While we are not satisfied with this year’s results, we are encouraged by the Fund’s recent performance and confident about the stocks we hold. We construct our focused portfolio on a fundamental basis. As such, it exhibits high active share and differs materially from its benchmarks. We believe it will deliver a better risk-adjusted return over the long term.

In review, while returns were positive point-to-point, month-to-month and day-to-day markets were quite volatile. The fiscal period started with a bang in October 2015, as markets recovered following a selloff largely driven by China “hard-landing” fears after the People’s Bank of China (PBOC) unexpectedly devalued the renminbi. This recovery quickly faded, though, as concerns of a potential U.S. recession sent global equity markets reeling to begin the 2016 calendar year. On February 11, 2016, both oil and equity markets bottomed, and a strong rally in the most cyclically exposed and beaten-up energy and materials markets ensued. This rally gained steam in the lead up to the U.K.’s referendum to leave the European Union, known as “Brexit.” Markets once again sold off sharply as investors reacted to the market uncertainty that the surprise outcome generated. All the while, central banks continued accommodative monetary policies, including unprecedented negative interest rates, first coming out of the Bank of Japan, followed by the European Central Bank. Among major central banks, the lone exception is the U.S. Federal Reserve Bank, which is expected to tighten policy again in the near term after a quarter-point hike off a zero bound last December. We live in an environment with 24-hour-news cycles and headlines impacting stock prices. In theory, stock prices reflect the present value of future cash flows. In the real world, news flow creates noise that can drive share prices away from what we believe may be a stock’s intrinsic value. As in the past, market moving events, such as elections, central bank decisions, and economic developments around the globe will continue to be part of the investment landscape. We attempt to manage the portfolio with this in mind and stick to our investment philosophy and process, which have served us well over the last 18 years. Moreover, volatility isn’t necessarily negative; it creates opportunity.

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200.

The maximum sales charge for Class A shares is 4.50%. The total annual fund operating expense of Class A shares is 1.27%, as disclosed in the most recent prospectus. If the sales charge had been deducted, returns would be lower.

Contributors and Detractors

Top contributors to performance for the period included Nippon Telegraph & Telephone (NTT), Ctrip.com International, Kweichow Moutai, Vinci, and Rakuten. We first purchased Nippon Telegraph & Telephone in July 2014. NTT is Japan’s largest telecommunications carrier, which owns a nationwide fiber network in Japan and has a majority ownership of NTT DoCoMo, Japan’s largest wireless communications carrier. NTT’s stock has performed well for three reasons: 1) margin improvement resulting from a change in its business model from retailing to wholesaling its fiber broadband service; 2) strong contributions from NTT DoCoMo’s operational turnaround; 3) a focus on shareholder return, including dividend and share repurchases. Ctrip.com is the largest online travel service provider in China. It’s a beneficiary of increased travel consumption spending, driven by growth in disposable income and online travel services continuing to gain share from offline bookings. During the period, the company also consolidated the second-largest online travel service provider, Qunar, resulting in easing industry competitive pressures. Kweichow Moutai is the largest white liquor (baijiu) company in China. The company has higher margins and higher returns than its global peers, benefiting from high barriers to entry (brand equity, manufacturing procedure, and location). As demand for its product rebounded, Kweichow Moutai re-rated. French-based toll-road operator and construction-contracting firm, Vinci, benefited from increased toll-road concessions, largely due to lower oil prices flowing through to vehicle travel. The company’s construction contracting business also benefits from the low interest-rate environment and talks of increased fiscal stimulus. Rakuten, the largest e-commerce site in Japan, delivered favorable stock returns thanks to an easing of the domestic competitive environment, continued strong performance in the FinTech (financial technology) segment, and margin improvement from its overseas business.

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LETTER TO SHAREHOLDERS, CONTINUED

Thornburg International Value Fund	September 30, 2016 (Unaudited)

Top detractors from performance for the period included UBS, Aviva, Lloyds Banking Group, Liberty Global, and Telecom Italia.

Swiss wealth management and investment banking firm UBS Group and the U.K.’s Lloyds Banking Group came under pressure as the low interest rate environment weighed on net interest margins; increased legal and compliance costs; and elevated levels of capital requirements. London-based insurer, Aviva, has delivered Solvency II operational cash generation ahead of plan and is on track to realize synergies from its acquisition of Friends. However, Aviva was negatively impacted by Brexit as the resiliency of its business model came under question amid worries about the broader economic fallout from the U.K. referendum. Liberty Global, the London-based international cable company, was affected by the sentiment-driven market selloff at the beginning of 2016. Liberty Global has higher leverage characteristics relative to peers, adding to the downside, as companies with higher debt levels were punished a bit more. We held on to shares and exited the position later in the period following a recovery in the stock (and broader markets). Italian telecommunications carrier, Telecom Italia, fell on competitive pressure following the announcement of a competing company’s plans to build out its fiber network. Similar to Liberty Global, Telecom Italia also has a higher debt level and sold off along with other highly levered companies in the beginning of the year. We have exited the above stocks and redeployed capital to higher conviction ideas.

Conclusion

While performance for the fiscal year ended September 30, 2016, is disappointing, we are optimistic that our investment philosophy of building a robust portfolio of high-quality companies, diversified by our three categories of value (basic value, consistent earner, and emerging franchise) should serve our shareholders well as we look to add value over a market cycle.

As announced last year, Bill Fries has been transitioning off his primary and joint responsibility for the International Value Fund. Effective December 31, 2016, Bill will begin his new position as Senior Advisor of Thornburg Investment Management. In this role, he will continue as an investment analyst working closely with the 40 portfolio managers, associate portfolio managers and analysts at the firm. In addition, Bill will continue to provide his knowledge, insight, and experience, as he mentors and trains the investment talent at Thornburg.

We thank you for your confidence and your investment in the Thornburg International Value Fund.

Sincerely,

William V. Fries, CFA

Portfolio Manager

Managing Director

Lei Wang, CFA

Portfolio Manager

Managing Director

Di Zhou, CFA

Portfolio Manager

Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

The views expressed by the portfolio managers reflect their professional opinions and are subject to change. Under no circumstances does the information contained within represent a recommendation to buy or sell any security.

Annual Report    5

PERFORMANCE SUMMARY

Thornburg International Value Fund	September 30, 2016 (Unaudited)

Average Annual Total Returns

	1-Yr	3-Yr	5-Yr	10-Yr	Since Incep.
Class A Shares (Incep: 5/28/98)
Without sales charge	1.90%	1.00%	6.47%	3.39%	7.24%
With sales charge	-2.68%	-0.54%	5.50%	2.91%	6.97%
Class C Shares (Incep: 5/28/98)
Without sales charge	1.12%	0.27%	5.69%	2.64%	6.40%
With sales charge	0.28%	0.27%	5.69%	2.64%	6.40%
Class I Shares (Incep: 3/30/01)	2.21%	1.36%	6.87%	3.79%	6.90%
Class R3 Shares (Incep: 7/1/03)	1.67%	0.82%	6.27%	3.22%	8.03%
Class R4 Shares (Incep: 2/1/07)	1.87%	1.01%	6.49%	—	2.36%
Class R5 Shares (Incep: 2/1/05)	2.19%	1.31%	6.78%	3.71%	6.02%
Class R6 Shares (Incep: 5/1/12)	2.40%	1.54%	—	—	4.53%
MSCI EAFE Index (Since 5/28/98)	6.52%	0.48%	7.39%	1.82%	3.67%
MSCI AC World ex-U.S. Index (Gross) (Since 5/28/98)	9.80%	0.64%	6.52%	2.63%	4.58%

Growth of a Hypothetical $10,000 Investment

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no sales charge for Class I, R3, R4, R5 and R6 shares.

As disclosed in the most recent prospectus, the total annual fund operating expenses are as follows: A shares, 1.27%; C shares, 1.99%; I shares, 0.90%; R3 shares, 1.58%; R4 shares, 1.37%; R5 shares, 1.11%; R6 shares, 0.74%. Thornburg Investment Management and/or Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least February 1, 2017, for some of the share classes, resulting in net expense ratios of the following: R3 shares, 1.45%; R4 shares, 1.25%; R5 shares, 0.99%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.

Glossary

MSCI All Country (AC) World ex-US Index – A market capitalization weighted index representative of the market structure of 45 developed and emerging market countries in North and South America, Europe, Africa, and the Pacific Rim, excluding securities of United States issuers. The index is calculated with gross dividends reinvested in U.S. dollars.

MSCI EAFE (Europe, Australasia, Far East) Index – An unmanaged, market capitalization weighted index that is a common benchmark for international portfolio performance. The index is calculated with net dividends reinvested in U.S. dollars.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

6    Annual Report

FUND SUMMARY

Thornburg International Value Fund	September 30, 2016 (Unaudited)

Objectives And Strategies

The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types. As a secondary consideration, the Fund also seeks some current income. The Fund invests primarily in foreign securities or depositary receipts of foreign securities. The Fund may invest in developing countries.

Market Capitalization Exposure

Basket Structure

Top Ten Equity Holdings

Novartis AG	3.0%
Total SA	2.9%
Seven & I Holdings Co., Ltd.	2.8%
Nippon Telegraph & Telephone Corp.	2.7%
Rakuten, Inc.	2.6%
Toyota Motor Corp.	2.6%
BNP Paribas SA	2.5%
Hong Kong Exchanges & Clearing Ltd.	2.4%
Koninklijke Philips N.V.	2.4%
Allergan plc	2.4%

There is no guarantee that the Fund will meet its investment objectives.

All portfolio information is subject to change. Charts may not add up to 100% due to rounding.

Sector Exposure

Financials	16.7%
Consumer Discretionary	14.0%
Industrials	13.0%
Health Care	12.7%
Consumer Staples	8.7%
Materials	6.9%
Energy	6.4%
Information Technology	6.0%
Telecommunication Services	5.7%
Utilities	3.2%
Other Assets Less Liabilities	6.8%

Top Ten Industry Groups

Pharmaceuticals, Biotechnology & Life Sciences	9.6%
Banks	8.3%
Capital Goods	7.5%
Materials	6.9%
Retailing	6.9%
Energy	6.4%
Telecommunication Services	5.7%
Transportation	5.5%
Diversified Financials	4.4%
Automobiles & Components	4.1%

Country Exposure*

(percent of equity holdings)
Japan	22.1%
France	13.8%
China	13.1%
Netherlands	13.0%
Switzerland	7.6%
United Kingdom	7.5%
Germany	6.9%
Italy	3.5%
Spain	3.2%
Hong Kong	2.6%
Ireland	2.6%
Australia	1.2%
Canada	1.2%
Denmark	1.1%
United States	0.6%

*	The country assignment of each equity holding is determined by the Fund’s Advisor based on various factors, including the location of the issuer’s head office, the issuer’s jurisdiction of incorporation and the country from which a majority of the issuer’s revenue is derived.

Annual Report    7

SCHEDULE OF INVESTMENTS

Thornburg International Value Fund	September 30, 2016

	Shares/
	Principal Amount	Value
COMMON STOCK — 93.20%

AUTOMOBILES & COMPONENTS — 4.07%
Automobiles — 4.07%
Daimler AG	1,548,828	$109,107,560
Toyota Motor Corp.	3,442,691	196,196,551

		305,304,111

BANKS — 8.34%
Banks — 8.34%
BNP Paribas SA	3,655,622	187,956,368
ING Groep N.V.	11,177,148	137,988,706
Intesa Sanpaolo S.p.A.	75,117,757	166,573,001
Mitsubishi UFJ Financial Group, Inc.	26,697,406	132,980,226

		625,498,301

CAPITAL GOODS — 7.45%
Building Products — 1.83%
Compagnie de Saint-Gobain	3,162,366	136,662,439
Construction & Engineering — 3.20%
Ferrovial SA	4,663,408	99,272,162
Vinci S.A.	1,839,775	140,784,292
Industrial Conglomerates — 2.42%
Koninklijke Philips N.V.	6,127,375	181,578,365

		558,297,258

CONSUMER DURABLES & APPAREL — 2.18%
Household Durables — 1.10%
Sony Corp.	2,542,497	82,564,396
Textiles, Apparel & Luxury Goods — 1.08%
Compagnie Financiere Richemont SA	1,326,587	80,837,829

		163,402,225

DIVERSIFIED FINANCIALS — 4.42%
Capital Markets — 4.42%
Hong Kong Exchanges & Clearing Ltd.	6,967,190	183,063,447
Japan Exchange Group, Inc.	9,626,640	148,569,515

		331,632,962

ENERGY — 6.36%
Oil, Gas & Consumable Fuels — 6.36%
China Petroleum & Chemical Corp.	165,480,852	120,541,335
Royal Dutch Shell plc	5,457,831	135,925,402
Total SA	4,651,903	220,368,290

		476,835,027

FOOD & STAPLES RETAILING — 3.92%
Food & Staples Retailing — 3.92%
Carrefour SA	3,283,002	85,062,757
Seven & I Holdings Co., Ltd.	4,459,465	209,197,525

		294,260,282

FOOD, BEVERAGE & TOBACCO — 3.20%
Beverages — 2.20%
Heineken NV	1,673,616	147,227,146
Kweichow Moutai Co., Ltd.	397,575	17,768,682
Food Products — 1.00%
Nestle SA	947,058	74,624,076

		239,619,904

HEALTH CARE EQUIPMENT & SERVICES — 3.11%
Health Care Equipment & Supplies — 1.18%
Olympus Corp.	2,554,040	88,152,852
Health Care Providers & Services — 1.93%
Fresenius SE & Co. KGaA	1,814,479	144,739,247

		232,892,099

HOUSEHOLD & PERSONAL PRODUCTS — 1.55%
Household Products — 1.55%
Reckitt Benckiser plc	1,231,778	115,990,688

		115,990,688

8    Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2016

	Shares/
	Principal Amount	Value
INSURANCE — 3.88%
Insurance — 3.88%
AXA S.A.	3,561,118	$75,767,191
Legal and General Group plc	22,953,628	65,066,161
NN Group NV	4,895,381	150,403,755

		291,237,107

MATERIALS — 6.93%
Chemicals — 1.73%
Novozymes AS	1,127,388	49,583,367
Potash Corporation of Saskatchewan, Inc.	4,929,034	80,441,835
Construction Materials — 4.08%
Anhui Conch Cement Co., Ltd.	60,394,189	152,570,028
LafargeHolcim Ltd.	2,832,941	153,092,540
Metals & Mining — 1.12%
BHP Billiton plc	5,563,820	83,834,175

		519,521,945

MEDIA — 0.81%
Media — 0.81%
China South Publishing & Media Group Co., Ltd.	22,738,731	60,818,435

		60,818,435

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 9.62%
Biotechnology — 2.61%
Gilead Sciences, Inc.	483,606	38,262,907
Shire plc	2,432,307	157,568,610
Pharmaceuticals — 7.01%
[a] Allergan plc	775,708	178,653,309
GlaxoSmithKline plc	4,329,546	92,200,863
Novartis AG	2,866,979	225,462,887
Novo Nordisk A/S	694,109	28,841,355

		720,989,931

RETAILING — 6.90%
Internet & Direct Marketing Retail — 6.90%
[a] Ctrip.com International, Ltd. ADR	3,182,492	148,208,652
[a] JD.com, Inc. ADR	6,540,591	170,644,019
Rakuten, Inc.	15,324,135	198,115,882

		516,968,553

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 3.38%
Semiconductors & Semiconductor Equipment — 3.38%
Infineon Technologies AG	5,437,639	97,000,890
[a] NXP Semiconductors N.V.	1,536,894	156,778,557

		253,779,447

SOFTWARE & SERVICES — 1.52%
Internet Software & Services — 1.18%
[a] Baidu, Inc. ADR	487,852	88,823,214
Software — 0.34%
[a] LINE Corporation ADR	522,648	25,296,163

		114,119,377

TECHNOLOGY HARDWARE & EQUIPMENT — 1.11%
Electronic Equipment, Instruments & Components — 1.11%
OMRON Corporation	2,333,109	82,943,227

		82,943,227

TELECOMMUNICATION SERVICES — 5.74%
Diversified Telecommunication Services — 5.74%
BT Group plc	18,343,495	92,500,178
Deutsche Telekom AG	7,878,112	132,040,094
Nippon Telegraph & Telephone Corp.	4,526,742	205,969,997

		430,510,269

TRANSPORTATION — 5.51%
Road & Rail — 2.37%
East Japan Railway Co.	1,981,098	177,391,350
Transportation Infrastructure — 3.14%
Atlantia S.p.A.	3,082,051	78,211,551

Annual Report    9

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2016

	Shares/
	Principal Amount	Value
Shanghai International Air Co., Ltd.	38,936,559	$157,439,130

		413,042,031

UTILITIES — 3.20%
Electric Utilities — 2.65%
Electricite de France SA	6,389,625	77,735,371
Iberdrola S.A.	17,811,945	121,094,694
Multi-Utilities — 0.55%
Suez Environnement Co.	2,485,393	41,027,921

		239,857,986

TOTAL COMMON STOCK (Cost $6,234,569,361)		6,987,521,165

SHORT TERM INVESTMENTS — 8.09%
[b] Thornburg Capital Management Fund	60,637,324	606,373,239

TOTAL SHORT TERM INVESTMENTS (Cost $606,373,239)		606,373,239

TOTAL INVESTMENTS — 101.29% (Cost $6,840,942,600)		$7,593,894,404
LIABILITIES NET OF OTHER ASSETS — (1.29)%		(96,547,745)

NET ASSETS — 100.00%		$7,497,346,659

Footnote Legend

a	Non-income producing. b Investment in Affiliates - Holdings of voting securities of each portfolio company which is considered “affiliated” to the Fund under the Investment Company Act of 1940 because the Fund’s holding represented 5% or more of the company’s voting securities during the period, are shown below:

Issuer	Shares/Principal September 30, 2015	Gross Additions	Gross Reductions	Shares/Principal September 30, 2016	Market Value September 30, 2016	Investment Income	Realized Gain (Loss)
Thornburg Capital Management Fund	59,256,131	463,096,886	461,715,693	60,637,324	$606,373,239	$3,057,340	$—

Total non-controlled affiliated issuers - 8.09% of net assets					$606,373,239	$3,057,340	$—

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR	American Depositary Receipt

See notes to financial statements.

10    Annual Report

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Annual Report    11

STATEMENT OF ASSETS AND LIABILITIES

Thornburg International Value Fund	September 30, 2016

ASSETS
Investments at value (Note 3)
Non-affiliated issuers (cost $6,234,569,361)	$6,987,521,165
Non-controlled affiliated issuer (cost $606,373,239)	606,373,239
Cash	122,631
Cash denominated in foreign currency (cost $20,251,866)	20,248,882
Receivable for fund shares sold	6,269,486
Unrealized appreciation on forward currency contracts (Note 7)	5,798,177
Dividends receivable	16,274,251
Dividend and interest reclaim receivable	10,805,218
Prepaid expenses and other assets	400,240

Total Assets	7,653,813,289

LIABILITIES
Payable for investments purchased	104,661,836
Payable for fund shares redeemed	38,873,657
Unrealized depreciation on forward currency contracts (Note 7)	5,173,965
Payable to investment advisor and other affiliates (Note 4)	5,692,927
Accounts payable and accrued expenses	2,064,245

Total Liabilities	156,466,630

NET ASSETS	$7,497,346,659

NET ASSETS CONSIST OF
Undistributed net investment income	$2,740,993
Net unrealized appreciation on investments	753,464,474
Accumulated net realized gain (loss)	(39,664,022)
Net capital paid in on shares of beneficial interest	6,780,805,214

$7,497,346,659

12    Annual Report

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg International Value Fund	September 30, 2016

NET ASSET VALUE
Class A Shares:*
Net asset value and redemption price per share ($990,194,350 applicable to 42,264,491 shares of beneficial interest outstanding - Note 5)	$23.43
Maximum sales charge, 4.50% of offering price	1.10

Maximum offering price per share	$24.53

Class C Shares:
Net asset value and offering price per share** ($535,168,859 applicable to 25,140,776 shares of beneficial interest outstanding - Note 5)	$21.29

Class I Shares:
Net asset value, offering and redemption price per share ($4,375,955,140 applicable to 182,149,865 shares of beneficial interest outstanding - Note 5)	$24.02

Class R3 Shares:
Net asset value, offering and redemption price per share ($325,135,055 applicable to 13,872,018 shares of beneficial interest outstanding - Note 5)	$23.44

Class R4 Shares:
Net asset value, offering and redemption price per share ($267,622,701 applicable to 11,505,107 shares of beneficial interest outstanding - Note 5)	$23.26

Class R5 Shares:
Net asset value, offering and redemption price per share ($529,329,871 applicable to 22,048,644 shares of beneficial interest outstanding - Note 5)	$24.01

Class R6 Shares:
Net asset value, offering and redemption price per share ($473,940,683 applicable to 19,790,305 shares of beneficial interest outstanding - Note 5)	$23.95

*	Class B shares converted to Class A shares on August 29, 2016.
**	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Annual Report    13

STATEMENT OF OPERATIONS

Thornburg International Value Fund	Year Ended September 30, 2016

INVESTMENT INCOME
Dividend income
Non-affiliated issuers (net of foreign taxes withheld of $25,372,607)	$239,802,493
Non-controlled affiliated issuer	3,057,340
Other income	66,545

Total Income	242,926,378

EXPENSES
Investment advisory fees (Note 4)	60,789,467
Administration fees (Note 4)
Class A Shares	1,466,718
Class B Shares	4,592
Class C Shares	766,245
Class I Shares	2,536,318
Class R3 Shares	506,288
Class R4 Shares	370,602
Class R5 Shares	308,590
Distribution and service fees (Note 4)
Class A Shares	2,929,714
Class B Shares	36,743
Class C Shares	6,125,211
Class R3 Shares	2,020,662
Class R4 Shares	737,111
Transfer agent fees
Class A Shares	1,913,550
Class B Shares	14,721
Class C Shares	956,769
Class I Shares	5,699,125
Class R3 Shares	1,026,107
Class R4 Shares	797,309
Class R5 Shares	963,972
Class R6 Shares	8,634
Registration and filing fees
Class A Shares	32,662
Class B Shares	15,039
Class C Shares	28,309
Class I Shares	317,293
Class R3 Shares	21,375
Class R4 Shares	33,024
Class R5 Shares	38,492
Class R6 Shares	27,892
Custodian fees (Note 2)	1,363,158
Professional fees	215,528
Accounting fees (Note 4)	251,325
Trustee fees	389,900
Other expenses	590,169

Total Expenses	93,302,614
Less:
Expenses reimbursed by investment advisor (Note 4)	(1,109,507)

Net Expenses	92,193,107

Net Investment Income	$150,733,271

14    Annual Report

STATEMENT OF OPERATIONS, CONTINUED

Thornburg International Value Fund	Year Ended September 30, 2016

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Non-affiliated issuer investments (net of realized capital gain taxes paid of $ 2,315,306)	$(7,952,466)
Forward currency contracts (Note 7)	(34,173,303)
Foreign currency transactions	(1,607,396)

(43,733,165)

Net change in unrealized appreciation (depreciation) on:
Non-affiliated issuer investments	43,088,670
Forward currency contracts (Note 7)	22,853,068
Foreign currency translations	1,995,620

67,937,358

Net Realized and Unrealized Gain	24,204,193

Net Increase in Net Assets Resulting from Operations	$174,937,464

See notes to financial statements.

Annual Report    15

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg International Value Fund

	Year Ended September 30, 2016	Year Ended September 30, 2015
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$150,733,271	$127,599,192
Net realized gain (loss) on investments, capital gain taxes, forward currency contracts, and foreign currency transactions	(43,733,165)	2,158,354,443
Net unrealized appreciation (depreciation) on investments, forward currency contracts, and foreign currency translations	67,937,358	(2,050,088,223)

Net Increase (Decrease) in Net Assets Resulting from Operations	174,937,464	235,865,412

DIVIDENDS TO SHAREHOLDERS
From net investment income
Class A Shares	(17,373,490)	(13,268,050)
Class B Shares	(2,771)	(5,365)
Class C Shares	(7,105,228)	(2,886,929)
Class I Shares	(89,286,035)	(82,112,732)
Class R3 Shares	(4,928,035)	(3,933,658)
Class R4 Shares	(4,718,359)	(3,650,855)
Class R5 Shares	(10,876,039)	(10,245,399)
Class R6 Shares	(10,748,034)	(7,249,669)
From realized gains
Class A Shares	(206,189,949)	(166,562,573)
Class B Shares	(1,033,957)	(1,316,453)
Class C Shares	(114,820,498)	(75,585,562)
Class I Shares	(855,268,178)	(617,568,803)
Class R3 Shares	(72,397,527)	(57,375,341)
Class R4 Shares	(50,071,447)	(46,567,679)
Class R5 Shares	(102,430,055)	(145,792,152)
Class R6 Shares	(63,967,908)	(62,251,716)

FUND SHARE TRANSACTIONS (NOTE 5)
Class A Shares	(164,111,525)	(1,089,390,257)
Class B Shares*	(6,445,128)	(7,775,348)
Class C Shares	(54,628,381)	(96,267,790)
Class I Shares	(696,459,252)	(1,275,407,107)
Class R3 Shares	(80,286,274)	(229,305,280)
Class R4 Shares	(15,765,354)	(351,180,663)
Class R5 Shares	(53,965,690)	(1,362,741,831)
Class R6 Shares	114,956,797	(399,050,412)

Net Decrease in Net Assets	(2,392,984,853)	(5,871,626,212)

NET ASSETS
Beginning of Year	9,890,331,512	15,761,957,724

End of Year	$7,497,346,659	$9,890,331,512

Undistributed net investment income	$2,740,993	$3,009,051

*	Class B shares were converted to Class A shares on August 29, 2016.

See notes to financial statements.

16    Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg International Value Fund	September 30, 2016

NOTE 1 – ORGANIZATION

Thornburg International Value Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of twenty separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types. As a secondary objective, the Fund also seeks some current income.

The Fund currently has seven classes of shares of beneficial interest: Class A, Class C, Institutional Class (“Class I”), and Retirement Classes (“Class R3,” “Class R4,” “Class R5,” and “Class R6”). The Fund converted outstanding Class B shares into Class A shares on August 29, 2016. There was no contingent deferred sales charge for this redemption Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class B shares were sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption and bear both a service fee and distribution fee, (iii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iv) Class I and Class R5 shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (v) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (vi) Class R4 shares are sold at net asset value without a sales charge at the time of purchase, but bear a service fee, (vii) Class R6 shares are sold at net asset value without a sales charge at the time of purchase, and (viii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.

Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.

Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income distributions, if any, are declared and paid quarterly. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by the Advisor. Dividends are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.

Investment Income: Dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Fund. Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to call dates or maturity dates using the effective yield method of the respective investments, which is included in interest income on the Statement of Operations.

Custodian Fees: Custodian fees disclosed in the Statement of Operations may include interest expenses incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on any such cash overdraft at a rate equal to 2.50% of the overdraft amount in excess of $50,000.

Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.

Annual Report    17

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2016

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Repurchase Agreements: The Fund may invest excess cash in repurchase agreements whereby the Fund purchases investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/ or retention of the collateral may be subject to legal proceedings.

Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign investments, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation (depreciation) from investments.

Reported net realized gains and losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains and losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net change in unrealized appreciation (depreciation) on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at period end, resulting from changes in exchange rates.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.

The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed each uncertain tax position believed to be material in the preparation of the Fund’s financial statements for the fiscal year ended September 30, 2016, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Fund has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities.

At September 30, 2016, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$6,842,111,651

Gross unrealized appreciation on a tax basis	$782,735,165
Gross unrealized depreciation on a tax basis	(30,952,412)

Net unrealized appreciation (depreciation) on investments (tax basis)	$751,782,753

18    Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2016

Temporary book tax adjustments to the cost of investments and net unrealized appreciation (depreciation) for tax purposes result primarily from outstanding wash sale losses.

At September 30, 2016, the Fund had deferred tax basis late year specified ordinary losses occurring subsequent to October 31, 2015 through September 30, 2016 of $1,834,099. For tax purposes, such losses will be recognized in the year ending September 30, 2017.

At September 30, 2016, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2015 through September 30, 2016 of $37,870,759. For tax purposes, such losses will be recognized in the year ending September 30, 2017.

In order to account for permanent book to tax differences, the Fund decreased undistributed net investment income by $5,963,338, decreased accumulated net realized gain (loss) by $3,922,983, and increased capital paid in on shares of beneficial interest by $2,040,355. Reclassifications have no impact upon the net asset value of the Fund and resulted primarily from foreign currency gains (losses), redesignation of distributions, and foreign capital gain taxes.

At September 30, 2016, the Fund had $4,575,092 of undistributed tax basis ordinary investment income and no undistributed tax basis capital gains.

The tax character of distributions paid during the years ended September 30, 2016, and September 30, 2015, was as follows:

	2016	2015
Distributions from:
Ordinary income	$145,038,271	$123,352,657
Capital gains	1,466,179,239	1,173,020,279

Total	$1,611,217,510	$1,296,372,936

Foreign Withholding Taxes: The Fund is subject to foreign tax withholding imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld, in view of various considerations, including recent decisions rendered by the courts in those and other jurisdictions. The Fund would expect to record a receivable for such a reclaim based on a variety of factors, including assessment of a jurisdiction’s legal obligation to pay reclaims, the jurisdiction’s administrative practices and payment history, and industry convention. To date the Fund has recorded no such receivable because there is limited precedent for collecting such prior year reclaims and the likelihood of collection remains uncertain.

Deferred Foreign Capital Gain Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements.

NOTE 3 – SECURITY VALUATION

Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.

The Trustees of the Trust have appointed Thornburg Investment Management, Inc., the Trust’s investment advisor ( the “Advisor”) to assist the Trustees in obtaining market values for portfolio investments, evaluate and monitor professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.

In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Annual Report    19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2016

Valuation of Securities: Securities and other portfolio investments which are listed or traded on a United States securities exchange are valued at the last reported sale price on the valuation date. Investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date. Portfolio investments reported by NASDAQ are valued at the official closing price on the valuation date. If an investment is traded on more than one exchange, the investment is considered traded on the exchange that is normally the primary market for that investment. Securities and other portfolio investments which are listed or traded on exchanges outside the United States are valued at the last price or the closing price of the investment on the exchange that is normally the primary market for the investment, as of the close of the exchange preceding the Fund’s valuation date. Foreign investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date.

In any case when a market quotation is not readily available for a portfolio investment ordinarily valued by market quotation, the Committee calculates a fair value for the investment using alternative methods approved by the Audit Committee. A market quotation is not readily available when the primary market or exchange for the investment is not open for the entire scheduled day of trading. Market quotations for an investment also may not be readily available if developments after the most recent close of the investment’s primary exchange or market, but prior to the close of business on any Fund business day, or an unusual event or significant period of time occurring since the availability of a market quotation, create a serious question concerning the reliability of the most recent market quotation available for the investment. In particular, on days when market volatility thresholds established by the Audit Committee are exceeded, foreign equity investments held by the Fund may be valued using alternative methods. The Committee customarily obtains valuations in these instances from pricing service providers approved by the Audit Committee. Pricing service providers ordinarily calculate valuations using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data.

Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.

In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider merits review for significant reasons, the Committee decides whether or not to use the valuation calculated by the pricing service provider or to use an alternative method approved by the Audit Committee to calculate a fair value for the obligation.

Quotations for foreign investments expressed in foreign currency amounts are converted to U.S. dollar equivalents using a foreign exchange quotation from a third party service provider at the time of valuation. Foreign investments held by the Fund may be traded on days and at times when the Fund is not open for business. Consequently, the value of Fund investments may be significantly affected on days when shareholders cannot purchase or sell Fund shares. Futures contracts and other financial and derivative instruments traded on an exchange are valued at the latest published price for the instrument on its primary exchange. Listed options are valued at the last bid price.

Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.

Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).

Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are characterized as Level 2 within the valuation hierarchy.

20    Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2016

On days when market volatility thresholds established by the Audit Committee are exceeded, foreign securities for which valuations are obtained from pricing service providers are fair valued. On these days, the foreign securities are characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.

In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment, and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.

Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2016. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at September 30, 2016
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities*
Common Stock	$6,987,521,165	$6,987,521,165	$—	$—
Short Term Investments	606,373,239	606,373,239	—	—

Total Investments in Securities	$7,593,894,404	$7,593,894,404	$—	$—
Other Financial Instruments**
Forward Currency Contracts	$5,798,177	$—	$5,798,177	$—
Liabilities
Other Financial Instruments**
Forward Currency Contracts	$(5,173,965)	$—	$(5,173,965)	$—
Spot Currency	$(74,347)	$(74,347)	$—	$—

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).
**	Other Financial Instruments include investments not reflected in the Schedule of Investments, which may include futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between levels for the year ended September 30, 2016, other than when the Fund exceeded market volatility thresholds for foreign equity investments during the period.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. Under the investment advisory agreement, the Fund pays the Advisor a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Management Fee Schedule

Daily Net Assets	Fee Rate
Up to $500 million	0.875%
Next $500 million	0.825
Next $500 million	0.775
Next $500 million	0.725
Over $2 billion	0.675

Annual Report    21

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2016

The Fund’s effective management fee for the year ended September 30, 2016 was 0.704% of the Fund’s average dividend assets.

The Fund pays to the Advisor the costs of personnel who perform certain accounting services for the Fund. For the year ended September 30, 2016 the Fund paid $251,325 to the Advisor for these accounting services. The Trust has also entered into administrative service agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares (except for Class R6 shares, which do not have an administrative services agreement) and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. Total administrative service fees incurred by each class of shares of the Fund for the year ended September 30, 2016, are set forth in the Statement of Operations.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the year ended September 30, 2016, the Distributor has advised the Fund that it earned net commissions aggregating $28,407 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $32,744 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may pay to the Advisor or securities dealers and other financial institutions at the Advisor’s request an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to Class A, Class B, Class C, Class R3 and Class R4 shares of the Fund to obtain various shareholder and distribution related services. For the year ended September 30, 2016, there were no 12b-1 service plan fees charged for Class I, Class R5 and Class R6 shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class B, Class C, and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class B, Class C, and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class B and Class C shares, and an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class R3 shares. Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the year ended September 30, 2016, are set forth in the Statement of Operations.

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed levels as specified in the Fund’s most recent prospectus. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before February 1, 2017, unless the Advisor ceases to be the investment advisor to the Trust or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor retain the right to be repaid by the Fund for fee waivers and expense reimbursements if expenses fall below the contractual limit prior to the end of the fiscal year.

For the year ended September 30, 2016, the Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $11,095 for Class A shares, $684,814 for Class R3 shares, and $413,598 for Class R4 shares.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

The Fund may purchase or sell securities from, or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the year ended September 30, 2016, the Fund had no affiliated fund transactions.

NOTE 5 – SHARES OF BENEFICIAL INTEREST

At September 30, 2016, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2016		Year Ended September 30, 2015
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	6,663,995	$159,603,304	8,248,175	$241,288,378
Shares converted from Class B shares	75,049	1,748,646
Shares issued to shareholders in reinvestment of dividends	8,432,658	205,155,554	5,853,841	162,599,810
Shares repurchased	(22,493,529)	(530,619,029)	(51,693,689)	(1,493,278,445)

Net increase (decrease)	(7,321,827)	$(164,111,525)	(37,591,673)	$(1,089,390,257)

22    Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2016

	Year Ended September 30, 2016		Year ended September 30, 2015
	Shares	Amount	Shares	Amount
Class B Shares*
Shares sold	10,346	$225,076	25,095	$674,468
Shares issued to shareholders in reinvestment of dividends	36,621	810,856	38,401	976,975
Shares converted to Class A shares	(83,044)	(1,748,646)
Shares repurchased	(262,313)	(5,732,414)	(353,486)	(9,426,791)

Net increase (decrease)	(298,390)	$(6,445,128)	(289,990)	$(7,775,348)

Class C Shares
Shares sold	2,344,411	$51,715,435	2,374,020	$63,814,668
Shares issued to shareholders in reinvestment of dividends	4,231,136	93,936,821	2,324,577	59,667,023
Shares repurchased	(9,254,631)	(200,280,637)	(8,267,215)	(219,749,481)

Net increase (decrease)	(2,679,084)	$(54,628,381)	(3,568,618)	$(96,267,790)

Class I Shares
Shares sold	53,906,880	$1,294,025,547	51,033,802	$1,526,947,270
Shares issued to shareholders in reinvestment of dividends	33,325,928	830,190,740	21,516,580	612,023,354
Shares repurchased	(115,362,911)	(2,820,675,539)	(116,894,145)	(3,414,377,731)

Net increase (decrease)	(28,130,103)	$(696,459,252)	(44,343,763)	$(1,275,407,107)

Class R3 Shares
Shares sold	3,233,955	$76,543,365	4,183,276	$121,693,500
Shares issued to shareholders in reinvestment of dividends	2,938,343	71,615,592	2,069,052	57,455,170
Shares repurchased	(9,747,898)	(228,445,231)	(14,059,202)	(408,453,950)

Net increase (decrease)	(3,575,600)	$(80,286,274)	(7,806,874)	$(229,305,280)

Class R4 Shares
Shares sold	2,976,526	$70,234,604	4,065,341	$116,638,346
Shares issued to shareholders in reinvestment of dividends	1,632,286	39,409,828	1,405,574	38,816,115
Shares repurchased	(5,312,446)	(125,409,786)	(17,591,772)	(506,635,124)

Net increase (decrease)	(703,634)	$(15,765,354)	(12,120,857)	$(351,180,663)

Class R5 Shares
Shares sold	5,121,121	$125,836,118	9,113,063	$266,509,147
Shares issued to shareholders in reinvestment of dividends	4,346,336	108,199,722	5,223,489	147,978,195
Shares repurchased	(11,882,677)	(288,001,530)	(61,286,367)	(1,777,229,173)

Net increase (decrease)	(2,415,220)	$(53,965,690)	(46,949,815)	$(1,362,741,831)

Class R6 Shares
Shares sold	8,733,531	$205,874,135	4,410,128	$129,266,866
Shares issued to shareholders in reinvestment of dividends	3,013,284	74,472,093	2,450,164	69,470,703
Shares repurchased	(7,004,088)	(165,389,431)	(20,550,235)	(597,787,981)

Net increase (decrease)	4,742,727	$114,956,797	(13,689,943)	$(399,050,412)

*	Class B shares were converted to Class A shares on August 29, 2016.

Annual Report    23

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2016

NOTE 6 – INVESTMENT TRANSACTIONS

For the year ended September 30, 2016, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $8,265,311,773 and $10,221,142,616, respectively.

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of the FASB Accounting Standards Codification 815-10-50 (“ASC 815”) require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the year ended September 30, 2016, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract’s counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Fund’s Advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss.

The Fund entered into forward currency contracts during the year ended September 30, 2016 in the normal course of pursuing its investment objectives, with the objective of purchasing foreign investments or with the intent of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions.

These contracts are accounted for by the Fund under ASC 815. Unrealized appreciation and depreciation on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations.

The quarterly average value of open sell currency contracts for the year ended September 30, 2016 was $1,532,844,246. Open buy currency contracts are entered into for the purpose of closing open sell currency contracts and the values are dependent upon the values of the open sell currency contracts to which they relate.

The following table displays the outstanding forward currency contracts at September 30, 2016:

Outstanding Forward Currency Contracts to Buy or Sell at September 30, 2016
Contract Description	Buy/Sell	Contract Amount	Contract Value Date	Value USD	Unrealized Appreciation	Unrealized Depreciation
Euro	Sell	566,822,200	12/09/2016	638,632,364	$1,182,365	$—
Great Britain Pound	Sell	69,811,800	10/11/2016	90,501,881	2,618,054	—
Great Britain Pound	Sell	71,997,500	10/11/2016	93,335,356	1,997,758	—
Great Britain Pound	Sell	78,745,900	10/11/2016	102,083,775	—	(99,960)
Great Britain Pound	Buy	220,555,200	10/11/2016	285,921,012	—	(5,074,005)

Total					$5,798,177	$(5,173,965)

Net unrealized appreciation (depreciation)					$624,212

The outstanding forward currency contracts in the foregoing table were entered into with State Street Bank and Trust Company (“SSB”), pursuant to an International Swaps and Derivatives Association (“ISDA”) Master Agreement. In the event of a default or termination under the ISDA Master Agreement with SSB, the non-defaulting party has the right to close out all outstanding forward currency contracts between the parties and to net any payment amounts under those contracts, resulting in a single net amount payable by one party to the other.

Because the ISDA Master Agreement with SSB does not result in an offset of reported amounts of financial assets and liabilities in the Fund’s Statement of Assets and Liabilities unless there has been an event of default or termination event under that agreement, the Fund does not net its outstanding forward currency contracts for purposes of the disclosure in the Fund’s Statement of Assets and

24    Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2016

Liabilities. Instead the Fund recognizes the unrealized appreciation or depreciation on those forward currency contracts on a gross basis in the Fund’s Statement of Assets and Liabilities.

The unrealized appreciation (depreciation) of the outstanding forward currency contracts recognized in the Fund’s Statement of Assets and Liabilities at September 30, 2016 is disclosed in the following table:

Fair Values of Derivative Financial Instruments at September 30, 2016
Asset Derivatives	Balance Sheet Location	Fair Value
Foreign exchange contracts	Assets - Unrealized appreciation on forward currency contracts	$ 5,798,177

Liability Derivatives	Balance Sheet Location	Fair Value
Foreign exchange contracts	Liabilities - Unrealized depreciation on forward currency contracts	$ (5,173,965)

Because the Fund does not currently receive or post cash collateral in connection with its currency forward contracts, and because all of the Fund’s outstanding currency forward contracts are with SSB, the net amounts of the Fund’s assets and liabilities which are attributable to those contracts at September 30, 2016 can be determined by offsetting the dollar amounts shown in the preceding table. Based on those amounts, the net amount of the Fund’s assets which is attributable to its outstanding forward currency contracts at September 30, 2016 is $624,212, and the net amount of the Fund’s liabilities which is attributable to those contracts at that date is $0. The Fund’s forward currency contracts are valued each day, and the net amounts of the Fund’s assets and liabilities which are attributable to those contracts are expected to vary over time.

The net realized gain (loss) from forward currency contracts and the net change in unrealized appreciation (depreciation) on outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the year ended September 30, 2016 are disclosed in the following tables:

Net Realized Gain (Loss) on Derivative Financial Instruments Recognized in Income for the Year Ended September 30, 2016
	Total	Forward Currency Contracts
Foreign exchange contracts	$ (34,173,303)	$(34,173,303)

Net Change in Unrealized Appreciation (Depreciation) of Derivative Financial Instruments Recognized in Income for the Year Ended September 30, 2016
	Total	Forward Currency Contracts
Foreign exchange contracts	$ 22,853,068	$22,853,068

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, liquidity risk, the risks associated with investments in small- and mid-cap companies and non-U.S. issuers (including developing country issuers), credit risk, and interest rate risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between September 30, 2016 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

Annual Report    25

Financial Highlights

    Thornburg International Value Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the year)									RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Year	Net Investment Income (Loss)+		Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Year	Net Investment Income (Loss) (%)		Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at end of Year (Thousands)
CLASS A SHARES
2016(b)(g)	$27.46	0.36		0.25	0.61	(0.39)	(4.25)	(4.64)	$23.43	1.51		1.28		1.28		1.28		1.90	103.90	$990,194
2015(b)	$29.84	0.24		0.16	0.40	(0.26)	(2.52)	(2.78)	$27.46	0.82		1.27		1.27		1.27		1.25	70.88	$1,361,529
2014(b)	$30.12	0.19		(0.23)	(0.04)	(0.24)	—	(0.24)	$29.84	0.63		1.26		1.26		1.26		(0.14)	37.25	$2,601,689
2013(b)	$26.08	0.26		4.02	4.28	(0.24)	—	(0.24)	$30.12	0.92		1.25		1.25		1.25		16.49	34.67	$5,212,813
2012(b)	$23.14	0.28		2.95	3.23	(0.29)	—	(0.29)	$26.08	1.09		1.29		1.29		1.29		14.02	17.86	$5,429,316
CLASS C SHARES
2016	$25.40	0.17		0.24	0.41	(0.27)	(4.25)	(4.52)	$21.29	0.77		2.02		2.02		2.02		1.12	103.90	$535,169
2015	$27.86	0.05		0.11	0.16	(0.10)	(2.52)	(2.62)	$25.40	0.19		1.99		1.99		1.99		0.52	70.88	$706,606
2014	$28.17	–	(c)	(0.23)	(0.23)	(0.08)	—	(0.08)	$27.86	–	(d)	1.99		1.99		1.99		(0.83)	37.25	$874,358
2013	$24.48	0.04		3.77	3.81	(0.12)	—	(0.12)	$28.17	0.15		2.01		2.01		2.01		15.62	34.67	$1,181,438
2012	$21.77	0.08		2.77	2.85	(0.14)	—	(0.14)	$24.48	0.35		2.03		2.03		2.03		13.14	17.86	$1,254,732
CLASS I SHARES
2016	$28.04	0.47		0.23	0.70	(0.47)	(4.25)	(4.72)	$24.02	1.91		0.90		0.90		0.90		2.21	103.90	$4,375,955
2015	$30.43	0.38		0.13	0.51	(0.38)	(2.52)	(2.90)	$28.04	1.27		0.90		0.90		0.90		1.65	70.88	$5,895,731
2014	$30.76	0.33		(0.25)	0.08	(0.41)	—	(0.41)	$30.43	1.05		0.88		0.88		0.88		0.23	37.25	$7,748,950
2013	$26.66	0.38		4.10	4.48	(0.38)	—	(0.38)	$30.76	1.34		0.86		0.86		0.86		16.94	34.67	$14,601,876
2012	$23.65	0.40		3.00	3.40	(0.39)	—	(0.39)	$26.66	1.53		0.88		0.88		0.88		14.47	17.86	$12,505,553
CLASS R3 SHARES
2016	$27.47	0.31		0.25	0.56	(0.34)	(4.25)	(4.59)	$23.44	1.31		1.45		1.45		1.62		1.67	103.90	$325,135
2015	$29.86	0.21		0.13	0.34	(0.21)	(2.52)	(2.73)	$27.47	0.71		1.45		1.45		1.58		1.09	70.88	$479,223
2014	$30.14	0.15		(0.24)	(0.09)	(0.19)	—	(0.19)	$29.86	0.51		1.45		1.45		1.61		(0.30)	37.25	$754,139
2013	$26.11	0.20		4.02	4.22	(0.19)	—	(0.19)	$30.14	0.71		1.45		1.45		1.57		16.23	34.67	$1,152,795
2012	$23.17	0.24		2.95	3.19	(0.25)	—	(0.25)	$26.11	0.95		1.45		1.45		1.60		13.82	17.86	$1,323,765
CLASS R4 SHARES
2016	$27.30	0.37		0.23	0.60	(0.39)	(4.25)	(4.64)	$23.26	1.55		1.25		1.25		1.39		1.87	103.90	$267,623
2015	$29.69	0.25		0.15	0.40	(0.27)	(2.52)	(2.79)	$27.30	0.86		1.24		1.24		1.37		1.30	70.88	$333,247
2014	$29.98	0.21		(0.24)	(0.03)	(0.26)	—	(0.26)	$29.69	0.70		1.25		1.25		1.49		(0.12)	37.25	$722,349
2013	$25.96	0.25		4.01	4.26	(0.24)	—	(0.24)	$29.98	0.91		1.25		1.25		1.38		16.49	34.67	$1,342,883
2012	$23.04	0.29		2.93	3.22	(0.30)	—	(0.30)	$25.96	1.16		1.25		1.25		1.45		14.05	17.86	$1,495,958
CLASS R5 SHARES
2016	$28.03	0.46		0.23	0.69	(0.46)	(4.25)	(4.71)	$24.01	1.88		0.95		0.95		0.95		2.19	103.90	$529,330
2015	$30.41	0.30		0.19	0.49	(0.35)	(2.52)	(2.87)	$28.03	1.01		0.98		0.98		1.11		1.57	70.88	$685,617
2014	$30.71	0.30		(0.24)	0.06	(0.36)	—	(0.36)	$30.41	0.97		0.99		0.99		1.12		0.17	37.25	$2,171,673
2013	$26.61	0.34		4.10	4.44	(0.34)	—	(0.34)	$30.71	1.20		0.96		0.96		1.00		16.80	34.67	$4,376,567
2012	$23.61	0.37		3.00	3.37	(0.37)	—	(0.37)	$26.61	1.44		0.99		0.99		1.06		14.33	17.86	$4,512,144
CLASS R6 SHARES
2016	$27.97	0.53		0.21	0.74	(0.51)	(4.25)	(4.76)	$23.95	2.19		0.74		0.74		0.74		2.40	103.90	$473,941
2015	$30.36	0.39		0.17	0.56	(0.43)	(2.52)	(2.95)	$27.97	1.33		0.74		0.74		0.74		1.81	70.88	$420,849
2014	$30.70	0.40		(0.26)	0.14	(0.48)	—	(0.48)	$30.36	1.28		0.73		0.73		0.73		0.42	37.25	$872,512
2013	$26.62	0.46		4.05	4.51	(0.43)	—	(0.43)	$30.70	1.59		0.74		0.74		0.74		17.07	34.67	$1,345,680
2012(e)	$27.14	0.15		(0.38)	(0.23)	(0.29)	—	(0.29)	$26.62	1.35	(f)	0.76	(f)	0.76	(f)	0.76	(f)	(0.77)	17.86	$478,078

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Net investment income (loss) was less than $0.01 per share.
(d)	Net investment income (loss) is less than 0.01%.
(e)	Effective date of this class of shares was May 1, 2012.
(f)	Annualized.
(g)	Class B shares were converted to Class A shares on August 29, 2016.
+	Based on weighted average shares outstanding.

See notes to financial statements.

26 Annual Report	Annual Report 27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg International Value Fund	September 30, 2016

To the Trustees and Shareholders of

Thornburg International Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Thornburg International Value Fund (the “Fund”) at September 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2016 by correspondence with the custodian, brokers, transfer agent, and the application of alternative procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 18, 2016

28    Annual Report

EXPENSE EXAMPLE

Thornburg International Value Fund	September 30, 2016 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2016, and held until September 30, 2016.

	Beginning Account Value 4/1/16	Ending Account Value 9/30/16	Expenses Paid During Period† 4/1/16–9/30/16
CLASS A SHARES
Actual	$1,000.00	$1,033.20	$6.62
Hypothetical*	$1,000.00	$1,018.49	$6.57
CLASS C SHARES
Actual	$1,000.00	$1,029.30	$10.49
Hypothetical*	$1,000.00	$1,014.66	$10.42
CLASS I SHARES
Actual	$1,000.00	$1,034.90	$7.66
Hypothetical*	$1,000.00	$1,020.31	$7.60
CLASS R3 SHARES
Actual	$1,000.00	$1,032.10	$6.66
Hypothetical*	$1,000.00	$1,017.46	$6.61
CLASS R4 SHARES
Actual	$1,000.00	$1,033.30	$8.89
Hypothetical*	$1,000.00	$1,018.45	$8.82
CLASS R5 SHARES
Actual	$1,000.00	$1,035.30	$4.88
Hypothetical*	$1,000.00	$1,020.20	$4.85
CLASS R6 SHARES
Actual	$1,000.00	$1,035.90	$4.06
Hypothetical*	$1,000.00	$1,021.01	$4.03

†	Expenses are equal to the annualized expense ratio for each class (A: 1.30%; C: 2.07%; I: 0.94%; R3: 1.51%; R4: 1.31%; R5: 0.96%; R6: 0.80%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report    29

TRUSTEES AND OFFICERS

Thornburg International Value Fund	September 30, 2016 (Unaudited)

Name, Age, Year Elected Position Held with Fund	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
INTERESTED TRUSTEES(1)(2)(4)

Garrett Thornburg, 71 Trustee since 1987, Chairman of Trustees(3)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman and controlling shareholder of Thornburg Securities Corporation (securities dealer); Chairman and CEO of Chamisa Energy, LLC; President of the Thornburg Foundation (nonprofit).	None

Brian J. McMahon, 61 Trustee since 2001, Vice Chairman of Trustees, Member of Governance & Nominating Committee & Operations Risk Oversight Committee(5)	Chief Investment Officer, Managing Director, and Portfolio Manager and, until 2016, CEO and President of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	None

INDEPENDENT TRUSTEES(1)(2)(4)

David A. Ater, 71 Trustee since 1994, Member of Audit Committee & Chairman of Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None

David D. Chase, 75 Trustee since 2000, Chairman of Audit Committee	Managing Member of CS Group, LLC, Santa Fe, NM (private investment fund – family office).	None

Sally Corning, 55 Trustee since 2012, Member of Audit Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity firm with investment programs encompassing venture capital, mezzanine debt, and growth equity).	None

Susan H. Dubin, 67 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

David L. Gardner, 53 Trustee since 2015, Member of Operations Risk Oversight Committee	Until 2012, head of EMEA (Europe, Middle East and Africa) Sales for iShares of Blackrock, Inc., EMEA Executive Committee Member and EMEA Operating Committee Member at Blackrock, Inc.	None

Owen D. Van Essen, 62 Trustee since 2004, Member of Governance & Nominating Committee & Chairman of Operations Risk Oversight Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 57 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None

30    Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg International Value Fund	September 30, 2016 (Unaudited)

Name, Age, Year Elected Position Held with Fund	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(7)

Nimish Bhatt, 53 Treasurer since 2016(6)	Chief Financial Officer and Treasurer of Thornburg Investment Management, Inc. and Thornburg Securities Corporation since 2016; Senior Vice President (2004-2016), Chief Financial Officer (2011-2016), and Head of Fund Administration (2011-2016) of Calamos Asset Management, Inc., Calamos Investments LLC, Calamos Advisors LLC, and Calamos Wealth Management; Director of Calamos Global Funds plc (2007-2016).	Not applicable

Jason Brady, 42 President since 2016(6)	CEO and President since 2016, Vice President from 2011 to 2016, Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation since 2016.	Not applicable

Kathleen Brady, 56 Vice President since 2008	Tax Manager Fund Accounting of Thornburg Investment Management, Inc.	Not applicable

Connor Browne, 37 Vice President since 2006	Portfolio Manager, Vice President since 2013, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Tim Cunningham, 41 Vice President since 2014	Managing Director since 2011, Portfolio Manager since 2012, and Associate Portfolio Manager from 2009–2012 of Thornburg Investment Management, Inc.	Not applicable

Randy Dry, 42 Vice President since 2014	Vice President and Managing Director, Director of Institutional Group from 2014-2016, and since 2016, Chief Administrative Officer of Thornburg Investment Management, Inc.	Not applicable

Greg Dunn, 40 Vice President since 2014	Managing Director, Portfolio Manager since 2012, and Associate Portfolio Manager from 2009–2012 of Thornburg Investment Management, Inc.	Not applicable

Lon Erickson, 41 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

William V. Fries, 77 Vice President since 1995	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 45 Vice President since 2006	Vice President since 2011, Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Rolf Kelly, 37 Vice President since 2016	Portfolio Manager and Managing Director since 2013 and Associate Portfolio Manager from 2011–2013 of Thornburg Investment Management, Inc.	Not applicable

Ben Kirby, 36 Vice President since 2014	Portfolio Manager and Managing Director since 2013 and Associate Portfolio Manager from 2011–2013 of Thornburg Investment Management, Inc.	Not applicable

Jeff Klingelhofer, 41 Vice President since 2016	Portfolio Manager and Managing Director since 2015, Associate Portfolio Manager from 2012–2015, and Fixed Income Analyst from 2010–2012 of Thornburg Investment Management, Inc.	Not applicable

Rob MacDonald, 40 Vice President since 2016	Managing Director since 2015, Portfolio Manager since 2014, and Associate Portfolio Manager from 2011–2014 of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 49 Vice President since 2001	Vice President, Managing Director, and Director of Marketing of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	Not applicable

Christopher Ryon, 60 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Nicholos Venditti, 35 Vice President since 2016	Portfolio Manager and Managing Director since 2015 and Associate Portfolio Manager from 2011–2015 of Thornburg Investment Management, Inc.	Not applicable

Annual Report    31

TRUSTEES AND OFFICERS, CONTINUED

Thornburg International Value Fund	September 30, 2016 (Unaudited)

Name, Age, Year Elected Position Held with Fund	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

Vinson Walden, 46 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 45 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 42 Vice President since 2003 Secretary since 2007(6)	Managing Director, Director of Mutual Fund Operations, and Vice President of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	Not applicable

Charles Wilson, 41 Vice President since 2016	Portfolio Manager and Managing Director since 2014 and Associate Portfolio Manager from 2012–2014 of Thornburg Investment Management, Inc.; Co-Portfolio Manager of Marsico Capital Management from 2010–2012.	Not applicable

Di Zhou, 38 Vice President since 2016	Portfolio Manager and Managing Director since 2016, Associate Portfolio Manager from 2014–2016, and Equity Research Analyst from 2010–2014 of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is a separate investment “Fund” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, all the Funds of the Trust. Each Trustee oversees all the Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the sole director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	The Bylaws of the Trust currently require that each Trustee shall retire by the end of the calendar year during which the Trustee reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(5)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the chief investment officer of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Assistant vice presidents, assistant secretaries, and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

32    Annual Report

OTHER INFORMATION

Thornburg International Value Fund	September 30, 2016 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the tax year ended September 30, 2016, dividends paid by the Thornburg International Value Fund of $1,466,179,239 are being reported as long term capital gain dividends and $145,038,271 are taxable ordinary investment income dividends for federal income tax purposes.

For the tax year ended September 30, 2016, the Fund is reporting 100.00% (or the maximum allowed) of the dividends paid from tax basis net ordinary income as qualifying for the reduced rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

The Fund is reporting 6.13% (or the maximum allowed) of the ordinary income distributions paid by the Fund for the fiscal year ended September 30, 2016 as qualified for the corporate dividends received deduction.

For the year ended September 30, 2016, foreign source income and foreign taxes paid is $253,540,367 and $27,687,914, respectively. The information and distributions reported herein may differ from the information and distributions reported to the shareholders for the calendar year ending December 31, 2016. Complete information will be reported in conjunction with your 2016 Form 1099.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg. com/download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg International Value Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 13, 2016.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in May 2016 to consider aspects of their annual evaluation of the Advisor’s service to all of the funds of Thornburg Investment Trust, to plan the annual evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The independent Trustees met again in independent session in September to consider portions of the information submitted by the Advisor. The Advisor’s president and chief investment officer subsequently reviewed portions of the information with the Trustees and addressed questions from the Trustees at a full meeting session of the Trustees scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees considered a wide range of information and did not identify any single factor as controlling, and this summary does not describe all of the factors and other matters considered by the Trustees in making their determination.

Nature, Extent and Quality of Services. The Trustees considered presentations by the Advisor at meeting sessions scheduled for consideration of a continuation of the advisory agreement, and also noted their consideration of the reports the Trustees and their committees

Annual Report    33

OTHER INFORMATION, CONTINUED

Thornburg International Value Fund	September 30, 2016 (Unaudited)

receive throughout the year on a wide variety of topics, and consideration they had given to a number of topics in previous years. Information identified by the Trustees in their evaluation as having been considered and contributing to their conclusions included Trustees’ assessments of the Advisor’s personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing levels and measures to maintain staffing levels and improve competencies, the Advisor’s commitment to attract and retain high quality portfolio management expertise through competitive compensation levels, the Advisor’s collaborative approach to investment management, the Fund’s investment performance over different periods of time, portfolio managers’ cognizance of and strategies to address market and economic trends and conditions, the evaluation and selection of individual investments, the structuring and composition of the Fund’s portfolio, management of Fund liquidity requirements, cognizance of and efforts to achieve tax efficiency, responses to share sale and redemption activity, continuing enhancements to the Advisor’s electronic and information systems and the Advisor’s engagement of outside firms to assist in improving or replacing those systems, the Advisor’s evaluation and selection of firms providing portfolio trade execution to the Fund and the Advisor’s measures to obtain favorable trade execution, the Advisor’s performance of accounting and other services, the Advisor’s continued commitment to observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, the quality and extent of written and oral reports to the Trustees over the course of the year, and other factors.

Investment Performance. The Trustees noted in their evaluation of the Fund’s investment performance the reports they had received in each regular meeting over the course of the year from the Advisor’s portfolio management personnel. The Trustees also noted in their evaluation their consideration of information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including the following items of information respecting the investment performance of the Fund: (1) the Fund’s absolute investment performance and achievement of stated objectives; (2) the Advisor’s written and oral explanations and commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions, (3) performance data for the ten most recent calendar years, comparing the Fund’s investment performance to a fund category selected by an independent mutual fund analyst firm, and to two broad-based securities indices, (4) performance data for the three-month, year-to-date, one-year, three-year, five-year and ten-year periods ending with the second quarter of the current year comparing the Fund’s annualized returns to two mutual fund categories and to two broad-based securities indices, and assigning a ranking to the Fund’s performance for each period relative to the two fund categories, (5) comparison of the Fund’s annualized return since inception to the Fund’s benchmark index, and (6) comparative measures of estimated earnings growth, portfolio volatility, risk and return.

The Trustees noted that quarterly reports during the year and other information presented to them confirmed the Advisor’s continued conformity to the Fund’s stated investment objectives and policies.

The Trustees observed in reviewing comparative performance data for the ten most recent calendar years that the Fund’s investment return for the most recent calendar year was higher than the returns of the two securities indices and the average return for the mutual fund category, the Fund’s returns for the preceding nine years exceeded or were comparable to the returns of the first index for seven of nine years, the Fund’s returns exceeded or were comparable to the returns of the second index for five of nine years, and that the Fund’s returns exceeded or were comparable to the average returns of the fund category for five of the nine years. Other quantitative data noted by the Trustees as having been considered in their evaluation showed that the Fund’s annualized investment returns fell in the fourth quartile of performance of the first mutual fund category for the one-year and five-year periods ended with the second quarter of the current year, fell in the third quartile of performance for the three-year period, and fell in the second quartile of performance for the ten-year period. The data further showed that the Fund’s annualized investment returns fell in the fourth quartile of performance of the second fund category for the one-year and five-year periods ended with the second quarter of the current year, fell at the midpoint of performance for the three-year period, and fell in the second quartile of performance for the ten-year period. Data presented to the Trustees also showed that the Fund’s annualized total return for the period since inception exceeded the annualized returns of the two indices considered. The Trustees attached additional significance to the performance data of the Fund from the perspective of longer term shareholders.

Comparisons of Fee and Expense Levels. The Trustees recognized in their evaluation the clear disclosures of the Advisor’s fees and Fund expenses in the Fund’s prospectuses. Information noted by the Trustees as having been considered in this context included a variety of comparative data respecting the Fund’s fee and expense levels. This information included comparisons of the Fund’s advisory fee and overall Fund expenses to median and average fees and expenses charged to a category of mutual funds selected by an independent mutual fund analyst firm, comparisons of the advisory fee and other Fund expenses to the fee levels and expenses for two representative share classes of fund peer groups selected from the category by a second independent mutual fund analyst firm, the perspectives and advice from the second mutual fund analyst firm respecting comparisons of fund fee levels and expenses to fund peer groups, and other information. Comparative fee and expense data noted as having been considered by the Trustees showed that the Fund’s advisory fee level was comparable to the median and average fee levels for the fund category, the level of total expense for a representative share class was comparable to the category median and slightly lower than its average, and that the level of total expense for a second representative share class was lower than the median and average levels of total expense for the category. Peer group data showed that the Fund’s advisory fee level was comparable to median levels for the two peer groups, and that the total expense levels for the two representative share classes were comparable to the median levels for their respective peer groups.

The Trustees noted their consideration of information respecting the advisory fees charged by the Advisor to other investment management clients, including sub-advised mutual funds, together with information about fees charged by other advisors to different clients,

34    Annual Report

OTHER INFORMATION, CONTINUED

Thornburg International Value Fund	September 30, 2016 (Unaudited)

analysis of the differences between the requirements of institutional clients and mutual funds, analysis of the differences between the requirements of a sub-advised mutual fund and a fund as to which the investment advisor is the primary advisor and sponsor, descriptions of distinguishing characteristics of the sub-advised funds served by the Advisor, and the consequently different investment management services provided to the different categories of clients and the differing contexts in which the fee levels for these arrangements are established. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and that the fee rates charged by an investment advisor to different categories of clients had limited relevance to the evaluation of the fee rate charged by that advisor to mutual funds as to which it is the primary advisor and sponsor.

Costs and Profitability of Advisor. In reviewing the profitability of the Advisor’s services to the Fund the Trustees considered an analysis of the Advisor’s costs and the profitability to the Advisor of its services, together with data respecting the overall profitability of a selection of other investment management firms. The Trustees noted that a portion of the Advisor’s profits are an important element in the compensation of shareholder employees. The Trustees considered in this regard information from the Advisor respecting investment of its profits to maintain staffing levels, pay competitive levels of compensation, and add to its information retrieval and management systems to maintain or improve service levels. The Trustees also considered the contribution of the Advisor’s cost management to its profitability, and the relationship of the Advisor’s financial resources and profitability in previous years to its ability to attract necessary personnel, invest in systems and other assets required for its service to the Fund, and maintain or improve service levels for the Fund notwithstanding fluctuations in revenues and profitability. The information considered did not indicate to the Trustees that the Advisor’s profitability was excessive.

Potential Economies of Scale. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect potential economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, comparisons of the fee breakpoint structure for the Fund with breakpoint structures (or the absence of such structures) for other funds in a peer group selected by an independent mutual fund analyst firm, the effects of the breakpoint structure and other expense factors realized by certain Funds of the Trust as their asset levels had increased, and the Advisor’s expenditures from its own profits and resources to maintain staffing levels, pay competitive levels of compensation, and add to its information retrieval and management systems to maintain or improve service levels. The information provided demonstrated to the Trustees that the Fund’s advisory fee breakpoint structure is reasonable in relation to the structures observed in the other funds in its peer group, and that shareholders may be expected to benefit from any economies of scale, due to the advisory agreement’s breakpoint fee structure for the Fund and other factors.

Potential Ancillary Benefits. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees noted disclosures by the Advisor of its receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

Summary of Conclusions. The Trustees concluded that the nature, extent and quality of the Advisor’s services performed under the advisory agreement remained sufficient. The Trustees further concluded that the absolute and relative investment performance of the Fund over a range of pertinent holding periods on the whole was satisfactory in the context of its objectives and strategies, and that the Advisor had continued to actively and competently pursue the Fund’s stated investment objectives and adhere to the Fund’s investment policies.

The Trustees further concluded, based upon their consideration of the foregoing factors and other information, that the level of the advisory fee charged to the Fund by the Advisor is reasonable in relation to the services provided by the Advisor in view of the nature, extent and quality of those services, the investment performance of the Fund after fees and expenses, the clear disclosure of fees and expenses in the Fund’s prospectuses, comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds, and the other factors considered.

Annual Report    35

TRUSTEES’ STATEMENT TO SHAREHOLDERS

Readopted September 12, 2016

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task—our principal obligation to you—is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Trustees of Thornburg Investment Trust

36    Annual Report

Thornburg Funds

Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $53 billion (as of September 30, 2016) across eight equity and 11 bond mutual funds, separate accounts for high-net-worth investors and institutional accounts, and five UCITS funds for non-U.S. investors.

The fund outlined in this report is one of many equity and fixed-income products available from Thornburg Investment Management.

Equity Funds

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg International Value Fund

•	Thornburg Better World International Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

Fixed Income Funds

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

•	Thornburg Low Duration Municipal Fund

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

Annual Report    37

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38    Annual Report

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Annual Report    39

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.

This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH078

2    Annual Report

Annual Report

Thornburg Core Growth Fund

September 30, 2016

Share Class	NASDAQ Symbol	CUSIP
Class A	THCGX	885-215-582
Class C	TCGCX	885-215-574
Class I	THIGX	885-215-475
Class R3	THCRX	885-215-517
Class R4	TCGRX	885-215-251
Class R5	THGRX	885-215-350

Class I, R3, R4, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

Investments carry risks, including possible loss of principal. Additional risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Investments in small- and mid-capitalization companies may increase the risk of greater price fluctuations. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.

Funds invested in a limited number of holdings may expose an investor to greater volatility.

Annual Report    3

LETTER TO SHAREHOLDERS

Thornburg Core Growth Fund	September 30, 2016 (Unaudited)

October 24, 2016

Dear Fellow Shareholder:

For the fiscal year ended September 30, 2016, Thornburg Core Growth Fund returned 8.16% for Class A shares without sales charge, underperforming its benchmark, the Russell 3000 Growth Index, which returned 13.64%. On September 30, 2016, the net asset value per Class A share was $28.22.

We were disappointed to trail the benchmark for the fiscal year, but were encouraged by the strong finish to the period. Over the last seven years, near-zero benchmark interest rate policies around the world and generally anemic economic growth have led to a difficult investing environment. This has driven investors in the direction of stocks that pay attractive dividends and are perceived to be defensive, including the consumer staples, telecommunications, and utilities sectors. At the same time investors have shied away from riskier assets, including smaller capitalization stocks. When you examine the performance of the Russell 3000 Growth Index by market cap deciles, you can see that large-cap stocks outperformed small-and mid-cap stocks by a wide margin. The top three market cap deciles were the top three performers and represented more than 70% of the benchmark. More recently, we also saw a significant rebound in energy and materials stocks as commodity prices broadly bounced off their lows. The result of all of this has been that stocks with low growth characteristics and large market caps have continued to lead the market, creating a headwind to our portfolio based on our longstanding preferences for quality growth stocks, smaller capitalization ranges, long-term secular themes, and idiosyncratic opportunities. While many of the attributes we favor have been underappreciated during prior periods, that was not the case toward the end of the fiscal year. In fact we saw a reversal, benefiting performance, although not enough to overcome the underperformance earlier in the period.

During the year some of our best performing sectors were consumer discretionary and technology. We struggled the most with our financials and industrials exposure.

Contributors and Detractors

The top five individual contributors to performance during the period were Amazon, Acuity Brands, Autodesk, Facebook, and Mobileye.

Amazon – Amazon stock continued to climb during the year as revenue growth rates exceeded expectations, but more importantly as profitability expanded. Amazon Web Services is a fast-growing business that is very profitable, and has reached a scale that makes it a meaningful component of the company’s financial results. The better known e-commerce business continues to grow at a faster rate than its market, having the rare combination of being a market share leader and a market share gainer. Amazon’s stock appreciation has been a function of both of these factors. The cash-flow-to-earnings ratio has remained flat and the price-to-earnings multiple has actually declined.

Acuity Brands – Acuity is the leader in lighting solutions for the commercial construction market in North America. Over the course of the fiscal year, Acuity Brands continued to lead the market in conversions from traditional to LED lighting, which is significantly more energy efficient and cuts total costs over time. This led to over 30% earnings-per-share growth and 20% revenue growth.

Autodesk – Autodesk is a leader in the industrial and architectural design space, providing a software application for two-dimensional and three-dimensional design. The company is in the process of moving from a perpetual license model, in which the customer pays a large up-front license fee with the option to pay for ongoing maintenance on an annual basis, to a subscription model where the software is delivered as a service. These transitions can be messy and opaque. Early in the year investor concerns about its ability to successfully make this transition weighed on the stock. Given our research and perhaps longer-term view, we used the near-term concerns as an opportunity to take a position in the stock. After several quarters of showing strong progress in its transition, the stock recovered nicely.

Facebook – Facebook continues to perform well as its already gigantic user base steadily grows. Monthly active users recently topped 1.5 billion worldwide, with over 1 billion of those logging in every day. Facebook continues to monetize its user base in excess of expectations, aided by additional contributions from Instagram. Potential revenue generation opportunities from its Messenger, WhatsApp, and Oculus (VR) subsidiaries are beginning to take shape as well.

Mobileye – Mobileye is the leading vision-based active safety software provider for passenger vehicles. During the year, Mobileye announced an industry-first mapping solution, a deep partnership with BMW and Intel, and provided a time-line for its autonomous driving solutions. Shares rallied despite heavy short selling and increased competitive pressure. We sold the position when it hit our price target.

The top five individual detractors from performance were Tableau Software, LinkedIn, Stericycle, Perrigo, and the Advisory Board Company.

Tableau Software – Tableau is an analytics company that specializes in visualizing data in easy and efficient ways. Unfortunately, during the first quarter of the year, it reported decelerating revenue growth combined with accelerating investment spending. We sold the stock on its deteriorating fundamental picture.

4    Annual Report

LETTER TO SHAREHOLDERS, CONTINUED

Thornburg Core Growth Fund	September 30, 2016 (Unaudited)

LinkedIn – LinkedIn operates the world’s largest professional social network. It monetizes the network with a product called Talent Solutions, which employers use to identify and recruit talent. First quarter 2016 results and guidance seemed to imply that Talent Solutions was closer to market saturation than we expected. In addition, its newest product, Sales Navigator, did not seem to be generating the kind of demand we hoped would materialize. We sold the stock on these concerns and unfortunately were no longer shareholders when Microsoft stepped in to acquire the struggling business.

Stericycle – Stericycle is primarily a medical waste management company. As management has made acquisitions outside the firm’s core business, it appears the company has become more difficult to manage and overall results have suffered. We sold our position in the company.

Perrigo – Management departures just after a large acquisition combined with pricing pressure for its generic drug portfolio increased uncertainty and caused Perrigo to de-rate. Furthermore, earnings estimates have come down due to lower growth in the core business and problems at the newly acquired European consumer health business. We sold our position during the period.

The Advisory Board Company – Advisory Board provides best practice research and analysis to the health care industry through software tools and membership in research programs. Recently demand for its products has fallen dramatically with revenue growth slowing from the mid-teens to mid-single digits. The fundamental deterioration in its business led us to sell.

Over the life of the Fund we have held true to our philosophy and process, which favor quality growth stocks, smaller capitalization ranges, long-term secular themes, and idiosyncratic opportunities. While we recognize there will be periods when our style is out of favor, over time it has served our investors well. We remain bullish about the prospects of the individual companies we have identified through our bottom-up process.

Thank you for investing alongside us in Thornburg Core Growth Fund.

Sincerely,

Greg Dunn	Tim Cunningham, CFA
Managing Director	Managing Director
Portfolio Manager	Portfolio Manager

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

The views expressed by the portfolio managers reflect their professional opinions and are subject to change. Under no circumstances does the information contained within represent a recommendation to buy or sell any security.

Annual Report    5

PERFORMANCE SUMMARY

Thornburg Core Growth Fund	September 30, 2016 (Unaudited)

Average Annual Total Returns

	1-Yr	3-Yr	5-Yr	10-Yr	Since Incep.
Class A Shares (Incep: 12/27/00)
Without sales charge	8.16%	5.04%	16.18%	5.60%	5.72%
With sales charge	3.29%	3.44%	15.12%	5.11%	5.42%
Class C Shares (Incep: 12/27/00)
Without sales charge	7.33%	4.25%	15.30%	4.80%	4.89%
With sales charge	6.33%	4.25%	15.30%	4.80%	4.89%
Class I Shares (Incep: 11/3/03)	8.57%	5.45%	16.67%	6.07%	8.33%
Class R3 Shares (Incep: 7/1/03)	8.04%	4.92%	16.08%	5.52%	8.59%
Class R4 Shares (Incep: 2/1/07)	8.17%	5.05%	16.20%	—	4.29%
Class R5 Shares (Incep: 10/3/05)	8.58%	5.46%	16.68%	6.06%	7.04%
Russell 3000 Growth Index (Since 12/27/00)	13.64%	11.40%	16.56%	8.80%	4.53%

Growth of a Hypothetical $10,000 Investment

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no sales charge for Class I, R3, R4, and R5 shares.

As disclosed in the most recent prospectus, the total annual fund operating expenses are as follows: A shares, 1.39%; C shares, 2.15%; I shares, 1.05%; R3 shares, 1.79%; R4 shares, 1.82%; R5 shares, 1.24%. Thornburg Investment Management and/or Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least February 1, 2017, for some of the share classes, resulting in net expense ratios of the following: I shares, 0.99%; R3 shares, 1.50%; R4 shares, 1.40%; R5 shares, 0.99%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.

Glossary

Russell 3000 Growth Index – An unmanaged index comprised of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values. Source: Frank Russell Company.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

P/E – Price/Earnings ratio (P/E ratio) is a valuation ratio of a company’s current share price compared to its per-share earnings. P/E equals a company’s market value per share divided by earnings per share. Forecasted P/E is not intended to be a forecast of the fund’s future performance.

Cash Flow to Earnings Ratio – The cash flow from operations divided by net earnings. This ratio is used as a measure of a company’s earnings quality.

6    Annual Report

FUND SUMMARY

Thornburg Core Growth Fund	September 30, 2016 (Unaudited)

OBJECTIVES AND STRATEGIES

The Fund seeks long-term growth of capital by investing in equity securities selected for their growth potential.

The Fund expects to invest primarily in domestic equity securities (primarily common stocks) selected for their growth potential. However, the Fund may own a variety of securities, including foreign equity securities and partnership interests. The Fund may also invest in developing countries.

Market Capitalization Exposure

Basket Structure

Top Ten Equity Holdings

Apple, Inc.	4.5%
SVB Financial Group	3.4%
Visa, Inc.	3.4%
Alphabet, Inc.	3.3%
Facebook, Inc.	3.0%
Amazon.com, Inc.	3.0%
Affiliated Managers Group, Inc.	3.0%
Charles Schwab Corp.	2.9%
SBA Communications Corp.	2.7%
Palo Alto Networks, Inc.	2.6%

There is no guarantee that the Fund will meet its investment objective.

All portfolio information is subject to change. Charts may not add up to 100% due to rounding.

Sector Exposure

Information Technology	34.3%
Consumer Discretionary	20.2%
Health Care	14.4%
Financials	11.9%
Industrials	3.9%
Consumer Staples	3.2%
Telecommunication Services	2.7%
Energy	1.6%
Other Assets Less Liabilities	7.8%

Top Ten Industry Groups

Software & Services	27.2%
Retailing	11.6%
Diversified Financials	8.5%
Health Care Equipment & Services	7.7%
Technology Hardware & Equipment	7.1%
Pharmaceuticals, Biotechnology & Life Sciences	6.7%
Consumer Durables & Apparel	3.8%
Banks	3.4%
Consumer Services	3.1%
Telecommunication Services	2.7%

Country Exposure* (percent of equity holdings)

United States	97.0%
Ireland	2.0%
France	1.0%

*	The country assignment of each equity holding is determined by the Fund’s Advisor based on various factors, including the location of the issuer’s head office, the issuer’s jurisdiction of incorporation and the country from which a majority of the issuer’s revenue is derived.

Annual Report     7

SCHEDULE OF INVESTMENTS

Thornburg Core Growth Fund	September 30, 2016

	Shares/
	Principal Amount	Value
COMMON STOCK — 92.18%

BANKS — 3.43%
Banks — 3.43%
[a] SVB Financial Group	203,292	$22,471,898

		22,471,898

CAPITAL GOODS — 1.94%
Electrical Equipment — 1.94%
Acuity Brands, Inc.	47,961	12,690,481

		12,690,481

COMMERCIAL & PROFESSIONAL SERVICES — 1.94%
Professional Services — 1.94%
[a] Verisk Analytics, Inc.	156,486	12,719,182

		12,719,182

CONSUMER DURABLES & APPAREL — 3.81%
Household Durables — 2.03%
Newell Brands, Inc.	252,100	13,275,586
Textiles, Apparel & Luxury Goods — 1.78%
[a] Under Armour, Inc.	302,077	11,684,338

		24,959,924

CONSUMER SERVICES — 3.06%
Hotels, Restaurants & Leisure — 3.06%
[a] Chipotle Mexican Grill, Inc.	25,910	10,972,885
[a] Norwegian Cruise Line Holdings Ltd.	240,000	9,048,000

		20,020,885

DIVERSIFIED FINANCIALS — 8.52%
Capital Markets — 7.47%
[a] Affiliated Managers Group, Inc.	135,811	19,651,852
Charles Schwab Corp.	606,690	19,153,203
WisdomTree Investments, Inc.	980,709	10,091,496
Consumer Finance — 1.05%
[a] PRA Group, Inc.	199,622	6,894,944

		55,791,495

ENERGY — 1.62%
Oil, Gas & Consumable Fuels — 1.62%
[a] Concho Resources, Inc.	77,309	10,618,391

		10,618,391

FOOD & STAPLES RETAILING — 2.28%
Food & Staples Retailing — 2.28%
[a] Sprouts Farmers Market, Inc.	724,116	14,952,995

		14,952,995

FOOD, BEVERAGE & TOBACCO — 0.91%
Beverages — 0.91%
[a] Monster Beverage Corp.	40,769	5,985,297

		5,985,297

HEALTH CARE EQUIPMENT & SERVICES — 7.68%
Health Care Equipment & Supplies — 4.79%
Cooper Companies, Inc.	65,036	11,658,353
[a] DexCom, Inc.	150,631	13,204,314
[a] Inogen, Inc.	108,973	6,527,483
Health Care Providers & Services — 2.89%
[a] HealthEquity, Inc.	228,064	8,632,222
Patterson Companies, Inc.	224,400	10,308,936

		50,331,308

MEDIA — 1.72%
Media — 1.72%
Comcast Corp.	169,700	11,257,898

		11,257,898

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 6.69%
Biotechnology — 2.46%
[a] Alexion Pharmaceuticals, Inc.	131,155	16,071,734
Life Sciences Tools & Services — 2.37%
[a] Illumina, Inc.	85,567	15,544,101
Pharmaceuticals — 1.86%
[a] Allergan plc	52,988	12,203,666

		43,819,501

RETAILING — 11.62%
Distributors — 1.36%
[a] LKQ Corp.	251,925	8,933,261
Internet & Direct Marketing Retail — 8.77%

8    Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Core Growth Fund	September 30, 2016

	Shares/
	Principal Amount	Value
[a] Amazon.com, Inc.	23,478	$19,658,364
Expedia, Inc.	121,828	14,219,764
[a] Netflix, Inc.	104,907	10,338,585
[a] priceline.com, Inc.	8,986	13,222,809
Specialty Retail — 1.49%
Williams Sonoma, Inc.	191,000	9,756,280

		76,129,063

SOFTWARE & SERVICES — 27.23%
Information Technology Services — 8.42%
[a] Cognizant Tech Solutions Corp.	201,400	9,608,794
[a] FleetCor Technologies, Inc.	55,417	9,627,595
[a] PayPal Holdings, Inc.	335,665	13,752,195
Visa, Inc.	268,417	22,198,086
Internet Software & Services — 9.72%
[a] Akamai Technologies, Inc.	180,000	9,538,200
[a] Alphabet, Inc. Class C	27,576	21,434,549
[a] CoStar Group, Inc.	31,172	6,749,673
[a] Criteo SA ADR	176,000	6,179,360
[a] Facebook, Inc.	154,486	19,815,920
Software — 9.09%
[a] Autodesk, Inc.	123,657	8,944,111
[a] Paycom Software, Inc.	64,431	3,229,926
[a] Proofpoint, Inc.	132,055	9,884,317
[a] Rapid7, Inc.	447,611	7,900,334
[a] ServiceNow, Inc.	135,918	10,757,910
[a] Splunk, Inc.	148,661	8,723,427
[a] Workday, Inc.	110,018	10,087,550

		178,431,947

TECHNOLOGY HARDWARE & EQUIPMENT — 7.06%
Communications Equipment — 2.58%
[a] Palo Alto Networks, Inc.	106,035	16,894,557
Technology, Hardware, Storage & Peripherals — 4.48%
Apple, Inc.	260,026	29,395,939

		46,290,496

TELECOMMUNICATION SERVICES — 2.67%
Diversified Telecommunication Services — 2.67%
[a] SBA Communications Corp.	156,221	17,521,747

		17,521,747

TOTAL COMMON STOCK (Cost $458,899,044)		603,992,508

SHORT TERM INVESTMENTS — 7.49%
[b] Thornburg Capital Management Fund	4,908,697	49,086,969

TOTAL SHORT TERM INVESTMENTS (Cost $49,086,969)		49,086,969

TOTAL INVESTMENTS — 99.67% (Cost $507,986,013)		$653,079,477
OTHER ASSETS LESS LIABILITIES — 0.33%		2,130,496

NET ASSETS — 100.00%		$655,209,973

Footnote Legend

a	Non-income producing.
b	Investment in Affiliates – Shown below are holdings of voting securities of each portfolio company which is considered “affiliated” to the Fund under the Investment Company Act of 1940, including companies for which the Fund’s holding represented 5% or more of the company’s voting securities, and a series of the Thornburg Investment Trust in which the Fund invested for cash management purposes during the period:

Issuer	Shares/ Principal September 30, 2015	Gross Additions	Gross Reductions	Shares/ Principal September 30, 2016	Market Value September 30, 2016	Investment Income	Realized Gain (Loss)
Thornburg Capital Management Fund	4,081,390	43,169,862	42,342,555	4,908,697	$49,086,969	$247,890	$—

Total non-controlled affiliated issuers - 7.49% of net assets					$49,086,969	$247,890	$—

Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:

ADR	American Depositary Receipt
SBA	Small Business Administration

See notes to financial statements.

Annual Report    9

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Core Growth Fund	September 30, 2016

ASSETS
Investments at value (Note 3)
Non-affiliated issuers (cost $458,899,044)	$603,992,508
Non-controlled affiliated issuers (cost $49,086,969)	49,086,969
Cash	18,669
Receivable for investments sold	4,781,213
Receivable for fund shares sold	723,953
Dividends receivable	23,166
Prepaid expenses and other assets	59,579

Total Assets	658,686,057

LIABILITIES
Payable for investments purchased	1,093,570
Payable for fund shares redeemed	1,475,963
Payable to investment advisor and other affiliates (Note 4)	690,120
Accounts payable and accrued expenses	216,431

Total Liabilities	3,476,084

NET ASSETS	$655,209,973

NET ASSETS CONSIST OF
Accumulated net investment loss	$(5,729,963)
Net unrealized appreciation on investments	145,093,464
Accumulated net realized gain (loss)	(253,298,890)
Net capital paid in on shares of beneficial interest	769,145,362

$655,209,973

10    Annual Report

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Core Growth Fund	September 30, 2016

NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($199,178,100 applicable to 7,059,221 shares of beneficial interest outstanding - Note 5)	$28.22
Maximum sales charge, 4.50% of offering price	1.33

Maximum offering price per share	$29.55

Class C Shares:
Net asset value and offering price per share* ($156,115,046 applicable to 6,269,857 shares of beneficial interest outstanding - Note 5)	$24.90

Class I Shares:
Net asset value, offering and redemption price per share ($198,657,728 applicable to 6,618,724 shares of beneficial interest outstanding - Note 5)	$30.01

Class R3 Shares:
Net asset value, offering and redemption price per share ($55,809,443 applicable to 1,985,814 shares of beneficial interest outstanding - Note 5)	$28.10

Class R4 Shares:
Net asset value, offering and redemption price per share ($6,820,480 applicable to 240,783 shares of beneficial interest outstanding - Note 5)	$28.33

Class R5 Shares:
Net asset value, offering and redemption price per share ($38,629,176 applicable to 1,288,370 shares of beneficial interest outstanding - Note 5)	$29.98

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Annual Report    11

STATEMENT OF OPERATIONS

Thornburg Core Growth Fund	Year Ended September 30, 2016

INVESTMENT INCOME
Dividend income
Non-affiliated issuers	$2,594,223
Non-controlled affiliated issuer	247,890

Total Income	2,842,113

EXPENSES
Investment advisory fees (Note 4)	6,120,765
Administration fees (Note 4)
Class A Shares	270,502
Class C Shares	209,230
Class I Shares	107,836
Class R3 Shares	77,903
Class R4 Shares	10,331
Class R5 Shares	20,781
Distribution and service fees (Note 4)
Class A Shares	540,833
Class C Shares	1,673,971
Class R3 Shares	311,528
Class R4 Shares	20,366
Transfer agent fees
Class A Shares	271,882
Class C Shares	215,547
Class I Shares	214,547
Class R3 Shares	165,979
Class R4 Shares	29,004
Class R5 Shares	129,455
Registration and filing fees
Class A Shares	19,601
Class C Shares	17,907
Class I Shares	25,086
Class R3 Shares	18,957
Class R4 Shares	20,152
Class R5 Shares	17,597
Custodian fees (Note 2)	49,859
Professional fees	60,574
Accounting fees (Note 4)	27,086
Trustee fees	31,675
Other expenses	62,854

Total Expenses	10,741,808
Less:
Expenses reimbursed by investment advisor (Note 4)	(498,027)

Net Expenses	10,243,781

Net Investment Loss	$(7,401,668)

12     Annual Report

STATEMENT OF OPERATIONS, CONTINUED

Thornburg Core Growth Fund	Year Ended September 30, 2016

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on non-affiliated issuer investments	$9,780,002
Net change in unrealized appreciation (depreciation) on non-affiliated issuer investments	43,558,418

Net Realized and Unrealized Gain	53,338,420

Net Increase in Net Assets Resulting from Operations	$45,936,752

See notes to financial statements.

Annual Report    13

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Core Growth Fund

	Year Ended September 30, 2016	Year Ended September 30, 2015
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income (loss)	$(7,401,668)	$(8,552,558)
Net realized gain (loss) on investments	9,780,002	69,189,563
Net unrealized appreciation (depreciation) on investments	43,558,418	(66,357,267)

Net Increase (Decrease) in Net Assets Resulting from Operations	45,936,752	(5,720,262)

FUND SHARE TRANSACTIONS (NOTE 5)
Class A Shares	(50,041,105)	(41,435,655)
Class C Shares	(30,801,495)	(21,544,509)
Class I Shares	(58,233,894)	(4,425,232)
Class R3 Shares	(18,964,601)	(20,360,037)
Class R4 Shares	(3,465,547)	(1,594,283)
Class R5 Shares	(9,684,705)	(17,252,526)

Net Decrease in Net Assets	(125,254,595)	(112,332,504)

NET ASSETS
Beginning of Year	780,464,568	892,797,072

End of Year	$655,209,973	$780,464,568

Accumulated net investment loss	$(5,729,963)	$(5,991,272)

See notes to financial statements.

14    Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Core Growth Fund	September 30, 2016

NOTE 1 – ORGANIZATION

Thornburg Core Growth Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of twenty separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in equity securities selected for their growth potential.

The Fund currently offers six classes of shares of beneficial interest: Class A, Class C, Institutional Class (“Class I”), and Retirement Classes (“Class R3,” “Class R4,” and “Class R5”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (iv) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (v) Class R4 shares are sold at net asset value without sales charge at the time of purchase, but bear a service fee, (vi) Class R5 shares are sold at net asset value without a sales charge at the time of purchase and may bear a service fee, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.

Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.

Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income distributions, if any, are declared and paid quarterly. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by the Advisor. Dividends are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.

Investment Income: Dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Fund.

Custodian Fees: Custodian fees disclosed in the Statement of Operations may include interest expenses incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on any such cash overdraft at a rate equal to 2.50% of the overdraft amount in excess of $50,000.

Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment

Annual Report    15

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Core Growth Fund	September 30, 2016

for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Repurchase Agreements: The Fund may invest excess cash in repurchase agreements whereby the Fund purchases investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign investments, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation (depreciation) from investments.

Reported net realized gains and losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains and losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net change in unrealized appreciation (depreciation) on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at period end, resulting from changes in exchange rates.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.

The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed each uncertain tax position believed to be material in the preparation of the Fund’s financial statements for the fiscal year ended September 30, 2016, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Fund has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities.

At September 30, 2016, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$509,391,121

Gross unrealized appreciation on a tax basis	$153,394,860
Gross unrealized depreciation on a tax basis	(9,706,504)

Net unrealized appreciation (depreciation) on investments (tax basis)	$143,688,356

Temporary book to tax adjustments made to the cost of investments and net unrealized appreciation (depreciation) for tax purposes result primarily from deferral of outstanding wash sale losses.

16    Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Core Growth Fund	September 30, 2016

At September 30, 2016, the Fund had deferred tax basis late-year ordinary investment losses occurring subsequent to December 31, 2015 through September 30, 2016 of $5,729,963. For tax purposes, such ordinary losses will be recognized in the year ending September 30, 2017.

At September 30, 2016, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2015 through September 30, 2016 of $24,900,607. For tax purposes, such capital losses will be recognized in the year ending September 30, 2017.

At September 30, 2016, the Fund had cumulative tax basis capital losses of $226,993,175 generated prior to October 1, 2011 which may be carried forward to offset future capital gains. To the extent such carryforwards are utilized, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards expire September 30, 2018.

During the year ended September 30, 2016, the Fund utilized $23,759,393 of capital loss carryforwards generated prior to October 1, 2011.

In order to account for permanent book to tax differences, the Fund decreased net capital paid in on shares of beneficial interest by $7,662,977 and decreased accumulated net investment loss by $7,662,977. Reclassifications have no impact upon the net asset value of the Fund and resulted primarily from a nondeductible net operating loss.

At September 30, 2016, the Fund did not have any undistributed tax basis net ordinary investment income or undistributed tax basis capital gains.

Foreign Withholding Taxes: The Fund is subject to foreign tax withholding imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld, in view of various considerations, including recent decisions rendered by the courts in those and other jurisdictions. The Fund would expect to record a receivable for such a reclaim based on a variety of factors, including assessment of a jurisdiction’s legal obligation to pay reclaims, the jurisdiction’s administrative practices and payment history, and industry convention. To date the Fund has recorded no such receivable because there is limited precedent for collecting such prior year reclaims and the likelihood of collection remains uncertain.

Deferred Foreign Capital Gain Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements.

NOTE 3 – SECURITY VALUATION

Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.

The Trustees of the Trust have appointed the Advisor to assist the Trustees in obtaining market values for portfolio investments, evaluate and monitor professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.

In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Securities: Securities and other portfolio investments which are listed or traded on a United States securities exchange are valued at the last reported sale price on the valuation date. Investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date. Portfolio investments reported by NASDAQ are valued at the official closing price on the valuation date. If an investment is traded on more than one exchange, the investment is considered traded on the exchange that is normally the primary market for that investment. Securities and

Annual Report    17

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Core Growth Fund	September 30, 2016

other portfolio investments which are listed or traded on exchanges outside the United States are valued at the last price or the closing price of the investment on the exchange that is normally the primary market for the investment, as of the close of the exchange preceding the Fund’s valuation date. Foreign investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date.

In any case when a market quotation is not readily available for a portfolio investment ordinarily valued by market quotation, the Committee calculates a fair value for the investment using alternative methods approved by the Audit Committee. A market quotation is not readily available when the primary market or exchange for the investment is not open for the entire scheduled day of trading. Market quotations for an investment also may not be readily available if developments after the most recent close of the investment’s primary exchange or market, but prior to the close of business on any Fund business day, or an unusual event or significant period of time occurring since the availability of a market quotation, create a serious question concerning the reliability of the most recent market quotation available for the investment. In particular, on days when market volatility thresholds established by the Audit Committee are exceeded, foreign equity investments held by the Fund may be valued using alternative methods. The Committee customarily obtains valuations in these instances from pricing service providers approved by the Audit Committee. Pricing service providers ordinarily calculate valuations using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data.

Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.

In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider merits review for significant reasons, the Committee decides whether or not to use the valuation calculated by the pricing service provider or to use an alternative method approved by the Audit Committee to calculate a fair value for the obligation.

Quotations for foreign investments expressed in foreign currency amounts are converted to U.S. dollar equivalents using a foreign exchange quotation from a third party service provider at the time of valuation. Foreign investments held by the Fund may be traded on days and at times when the Fund is not open for business. Consequently, the value of Fund investments may be significantly affected on days when shareholders cannot purchase or sell Fund shares. Futures contracts and other financial and derivative instruments traded on an exchange are valued at the latest published price for the instrument on its primary exchange. Listed options are valued at the last bid price.

Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.

Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).

Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are characterized as Level 2 within the valuation hierarchy.

On days when market volatility thresholds established by the Audit Committee are exceeded, foreign securities for which valuations are obtained from pricing service providers are fair valued. On these days, the foreign securities are characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.

In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without

18    Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Core Growth Fund	September 30, 2016

other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment, and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.

Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2016. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at September 30, 2016
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities*
Common Stock	$603,992,508	$603,992,508	$—	$—
Short Term Investments	49,086,969	49,086,969	—	—

Total Investments in Securities	$653,079,477	$653,079,477	$—	$—

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between levels for the year ended September 30, 2016, other than when the Fund exceeded market volatility thresholds for foreign equity investments during the period.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. Under the investment advisory agreement, the Fund pays the Advisor a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Management Fee Schedule

Daily net assets	Fee Rate
Up to $500 million	0.875%
Next $500 million	0.825
Next $500 million	0.775
Next $500 million	0.725
Over $2 billion	0.675

The Fund’s effective management fee for the year ended September 30, 2016 was 0.86% of the Fund’s average dividend assets.

The Fund pays to the Advisor the costs of personnel who perform certain accounting services for the Fund. For the year ended September 30, 2016 the Fund paid $27,086 to the Advisor for these accounting services. The Trust has also entered into administrative service agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. Total administrative service fees incurred by each class of shares of the Fund for the year ended September 30, 2016, are set forth in the Statement of Operations.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the year ended September 30, 2016, the Distributor has advised the Fund that it earned net commissions aggregating $13,596 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $7,371 from redemptions of Class C shares of the Fund.

Annual Report    19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Core Growth Fund	September 30, 2016

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may pay to the Advisor or securities dealers and other financial institutions at the Advisor’s request an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to Class A, Class C, Class R3, and Class R4 shares of the Fund to obtain various shareholder and distribution related services. For the year ended September 30, 2016, there were no 12b-1 service plan fees charged for Class I or Class R5 shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares, and an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class R3 shares. Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the year ended September 30, 2016, are set forth in the Statement of Operations.

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed levels as specified in the Fund’s most recent prospectus. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before February 1, 2017, unless the Advisor ceases to be the investment advisor to the Trust or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor retain the right to be repaid by the Fund for fee waivers and expense reimbursements if expenses fall below the contractual limit prior to the end of the fiscal year.

For the year ended September 30, 2016, the Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $136,764 for Class I shares, $195,868 for Class R3 shares, $38,016 for Class R4 shares, and $127,379 for Class R5 shares.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

The percentage of direct investments in the Fund held by appointed Trustees, Officers and the Advisor is approximately 6.69%.

The Fund may sell securities to an affiliated fund, or the Fund may purchase securities held by an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the year ended September 30, 2016, the Fund had no transactions with affiliated funds.

NOTE 5 – SHARES OF BENEFICIAL INTEREST

At September 30, 2016, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2016		Year Ended September 30, 2015
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	492,618	$13,190,882	996,259	$28,022,370
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(2,413,586)	(63,231,987)	(2,497,551)	(69,458,025)

Net increase (decrease)	(1,920,968)	$(50,041,105)	(1,501,292)	$(41,435,655)

Class C Shares
Shares sold	406,148	$9,771,822	444,961	$10,904,013
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(1,741,483)	(40,573,317)	(1,311,327)	(32,448,522)

Net increase (decrease)	(1,335,335)	$(30,801,495)	(866,366)	$(21,544,509)

20     Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Core Growth Fund	September 30, 2016

	Year Ended September 30, 2016		Year Ended September 30, 2015
	Shares	Amount	Shares	Amount
Class I Shares
Shares sold	927,799	$26,349,638	1,813,121	$52,780,952
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(3,162,309)	(84,583,532)	(1,961,775)	(57,206,184)

Net increase (decrease)	(2,234,510)	$(58,233,894)	(148,654)	$(4,425,232)

Class R3 Shares
Shares sold	286,391	$7,559,165	400,614	$11,097,621
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(1,003,594)	(26,523,766)	(1,138,031)	(31,457,658)

Net increase (decrease)	(717,203)	$(18,964,601)	(737,417)	$(20,360,037)

Class R4 Shares
Shares sold	203,623	$5,252,801	161,503	$4,454,266
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(330,597)	(8,718,348)	(219,673)	(6,048,549)

Net increase (decrease)	(126,974)	$(3,465,547)	(58,170)	$(1,594,283)

Class R5 Shares
Shares sold	173,654	$4,899,966	330,694	$9,632,579
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(519,703)	(14,584,671)	(914,591)	(26,885,105)

Net increase (decrease)	(346,049)	$(9,684,705)	(583,897)	$(17,252,526)

NOTE 6 – INVESTMENT TRANSACTIONS

For the year ended September 30, 2016, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $575,410,576 and $774,977,158, respectively.

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of FASB Accounting Standards Codification ASC 815-10-50 (“ASC 815”) require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. Additionally, the Fund’s risk of loss may exceed the amounts recognized on the Statement of Assets and Liabilities.

During the year ended September 30, 2016, the Fund did not invest in any derivative financial instruments of the type addressed by ASC 815.

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, liquidity risk, the risks associated with investments in small- and mid-cap companies and non-U.S. issuers, credit risk, and interest rate risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between September 30, 2016 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

Annual Report    21

Financial Highlights

    Thornburg Core Growth Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the Year)								RATIOS TO AVERAGE NET ASSETS				SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Year	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Year	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, After Expense Reductions and Net of Custody Credits (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of Year (Thousands)
CLASS A SHARES
2016(b)	$26.09	(0.27)	2.40	2.13	—	—	—	$28.22	(1.00)	1.40	1.40	1.40	8.16	86.24	$199,178
2015(b)	$26.44	(0.26)	(0.09)	(0.35)	—	—	—	$26.09	(0.93)	1.39	1.39	1.39	(1.32)	96.02	$234,284
2014(b)	$24.35	(0.28)	2.37	2.09	—	—	—	$26.44	(1.06)	1.40	1.40	1.40	8.58	100.62	$277,099
2013(b)	$19.11	(0.21)	5.45	5.24	—	—	—	$24.35	(1.01)	1.45	1.45	1.45	27.42	91.92	$279,483
2012(b)	$13.33	(0.17)	5.95	5.78	—	—	—	$19.11	(1.02)	1.48	1.49	1.48	43.36	122.93	$225,945
CLASS C SHARES
2016	$23.20	(0.41)	2.11	1.70	—	—	—	$24.90	(1.76)	2.16	2.16	2.16	7.33	86.24	$156,115
2015	$23.69	(0.42)	(0.07)	(0.49)	—	—	—	$23.20	(1.69)	2.15	2.15	2.15	(2.07)	96.02	$176,422
2014	$21.98	(0.43)	2.14	1.71	—	—	—	$23.69	(1.81)	2.14	2.14	2.14	7.78	100.62	$200,664
2013	$17.38	(0.34)	4.94	4.60	—	—	—	$21.98	(1.76)	2.20	2.20	2.20	26.47	91.92	$182,999
2012	$12.22	(0.28)	5.44	5.16	—	—	—	$17.38	(1.79)	2.25	2.25	2.25	42.23	122.93	$156,597
CLASS I SHARES
2016	$27.64	(0.17)	2.54	2.37	—	—	—	$30.01	(0.59)	0.99	0.99	1.05	8.57	86.24	$198,658
2015	$27.90	(0.16)	(0.10)	(0.26)	—	—	—	$27.64	(0.53)	0.99	0.99	1.05	(0.93)	96.02	$244,691
2014	$25.59	(0.18)	2.49	2.31	—	—	—	$27.90	(0.65)	0.99	0.99	1.03	9.03	100.62	$251,122
2013	$19.99	(0.12)	5.72	5.60	—	—	—	$25.59	(0.55)	0.99	0.99	1.02	28.01	91.92	$191,358
2012	$13.88	(0.09)	6.20	6.11	—	—	—	$19.99	(0.52)	0.99	0.99	1.08	44.02	122.93	$116,567
CLASS R3 SHARES
2016	$26.01	(0.29)	2.38	2.09	—	—	—	$28.10	(1.10)	1.50	1.50	1.81	8.04	86.24	$55,809
2015	$26.39	(0.29)	(0.09)	(0.38)	—	—	—	$26.01	(1.05)	1.50	1.50	1.79	(1.44)	96.02	$70,310
2014	$24.33	(0.31)	2.37	2.06	—	—	—	$26.39	(1.16)	1.50	1.50	1.80	8.47	100.62	$90,788
2013	$19.11	(0.22)	5.44	5.22	—	—	—	$24.33	(1.06)	1.50	1.50	1.79	27.32	91.92	$95,545
2012	$13.33	(0.18)	5.96	5.78	—	—	—	$19.11	(1.04)	1.50	1.50	1.80	43.36	122.93	$106,353
CLASS R4 SHARES
2016	$26.19	(0.27)	2.41	2.14	—	—	—	$28.33	(1.00)	1.40	1.40	1.86	8.17	86.24	$6,821
2015	$26.54	(0.26)	(0.09)	(0.35)	—	—	—	$26.19	(0.94)	1.40	1.40	1.82	(1.32)	96.02	$9,632
2014	$24.44	(0.28)	2.38	2.10	—	—	—	$26.54	(1.06)	1.40	1.40	1.77	8.59	100.62	$11,306
2013	$19.18	(0.20)	5.46	5.26	—	—	—	$24.44	(0.96)	1.40	1.40	1.79	27.42	91.92	$10,277
2012	$13.37	(0.16)	5.97	5.81	—	—	—	$19.18	(0.93)	1.40	1.40	1.78	43.46	122.93	$9,344
CLASS R5 SHARES
2016	$27.61	(0.17)	2.54	2.37	—	—	—	$29.98	(0.59)	0.99	0.99	1.30	8.58	86.24	$38,629
2015	$27.87	(0.16)	(0.10)	(0.26)	—	—	—	$27.61	(0.54)	0.99	0.99	1.24	(0.93)	96.02	$45,126
2014	$25.56	(0.18)	2.49	2.31	—	—	—	$27.87	(0.65)	0.99	0.99	1.28	9.04	100.62	$61,818
2013	$19.97	(0.12)	5.71	5.59	—	—	—	$25.56	(0.55)	0.99	0.99	1.12	27.99	91.92	$62,146
2012	$13.86	(0.09)	6.20	6.11	—	—	—	$19.97	(0.52)	0.98	0.99	1.32	44.08	122.93	$61,411

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
+	Based on weighted average shares outstanding.

See notes to financial statements.

22 Annual Report	Annual Report 23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg Core Growth Fund	September 30, 2016

To the Trustees and Shareholders of

Thornburg Core Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Thornburg Core Growth Fund (the “Fund”) at September 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2016 by correspondence with the custodian, brokers, transfer agent, and the application of alternative procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 18, 2016

24    Annual Report

EXPENSE EXAMPLE

Thornburg Core Growth Fund	September 30, 2016 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2016, and held until September 30, 2016.

	Beginning Account Value 4/1/16	Ending Account Value 9/30/16	Expenses paid During period† 4/1/16–9/30/16
CLASS A SHARES
Actual	$1,000.00	$1,082.10	$7.21
Hypothetical*	$1,000.00	$1,018.07	$6.99
CLASS C SHARES
Actual	$1,000.00	$1,077.90	$11.15
Hypothetical*	$1,000.00	$1,014.27	$10.81
CLASS I SHARES
Actual	$1,000.00	$1,084.20	$5.16
Hypothetical*	$1,000.00	$1,020.05	$5.00
CLASS R3 SHARES
Actual	$1,000.00	$1,081.20	$7.81
Hypothetical*	$1,000.00	$1,017.50	$7.57
CLASS R4 SHARES
Actual	$1,000.00	$1,082.10	$7.29
Hypothetical*	$1,000.00	$1,018.00	$7.07
CLASS R5 SHARES
Actual	$1,000.00	$1,084.30	$5.16
Hypothetical*	$1,000.00	$1,020.05	$5.00

†	Expenses are equal to the annualized expense ratio for each class (A: 1.39%; C: 2.15%; I: 0.99%; R3: 1.50%; R4: 1.40%; R5: 0.99%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report    25

TRUSTEES AND OFFICERS

Thornburg Core Growth Fund	September 30, 2016 (Unaudited)

Name, Age, Year Elected Position Held with Fund	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
INTERESTED TRUSTEES (1)(2)(4)

Garrett Thornburg, 71 Trustee since 1987, Chairman of Trustees(3)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman and controlling shareholder of Thornburg Securities Corporation (securities dealer); Chairman and CEO of Chamisa Energy, LLC; President of the Thornburg Foundation (nonprofit).	None

Brian J. McMahon, 61 Trustee since 2001, Vice Chairman of Trustees, Member of Governance & Nominating Committee & Operations Risk Oversight Committee(5)	Chief Investment Officer, Managing Director, and Portfolio Manager and, until 2016, CEO and President of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	None

INDEPENDENT TRUSTEES (1)(2)(4)

David A. Ater, 71 Trustee since 1994, Member of Audit Committee & Chairman of Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None

David D. Chase, 75 Trustee since 2000, Chairman of Audit Committee	Managing Member of CS Group, LLC, Santa Fe, NM (private investment fund – family office).	None

Sally Corning, 55 Trustee since 2012, Member of Audit Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity firm with investment programs encompassing venture capital, mezzanine debt, and growth equity).	None

Susan H. Dubin, 67 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

David L. Gardner, 53 Trustee since 2015, Member of Operations Risk Oversight Committee	Until 2012, head of EMEA (Europe, Middle East and Africa) Sales for iShares of Blackrock, Inc., EMEA Executive Committee Member and EMEA Operating Committee Member at Blackrock, Inc.	None

Owen D. Van Essen, 62 Trustee since 2004, Member of Governance & Nominating Committee & Chairman of Operations Risk Oversight Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 57 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None

26    Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Core Growth Fund	September 30, 2016 (Unaudited)

Name, Age, Year Elected Position Held with Fund	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(7)

Nimish Bhatt, 53 Treasurer since 2016(6)	Chief Financial Officer and Treasurer of Thornburg Investment Management, Inc. and Thornburg Securities Corporation since 2016; Senior Vice President
	(2004–2016), Chief Financial Officer (2011–2016), and Head of Fund Administration (2011–2016) of Calamos Asset Management, Inc., Calamos Investments LLC, Calamos Advisors LLC, and Calamos Wealth Management; Director of Calamos Global Funds plc (2007–2016).	Not applicable

Jason Brady, 42 President since 2016(6)	CEO and President since 2016, Vice President from 2011 to 2016, Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation since 2016.	Not applicable

Kathleen Brady, 56 Vice President since 2008	Tax Manager Fund Accounting of Thornburg Investment Management, Inc.	Not applicable

Connor Browne, 37 Vice President since 2006	Portfolio Manager, Vice President since 2013, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Tim Cunningham, 41 Vice President since 2014	Managing Director since 2011, Portfolio Manager since 2012, and Associate Portfolio Manager from 2009–2012 of Thornburg Investment Management, Inc.	Not applicable

Randy Dry, 42 Vice President since 2014	Vice President and Managing Director, Director of Institutional Group from 2014–2016, and since 2016, Chief Administrative Officer of Thornburg Investment Management, Inc.	Not applicable

Greg Dunn, 40 Vice President since 2014	Managing Director, Portfolio Manager since 2012, and Associate Portfolio Manager from 2009–2012 of Thornburg Investment Management, Inc.	Not applicable

Lon Erickson, 41 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

William V. Fries, 77 Vice President since 1995	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 45 Vice President since 2006	Vice President since 2011, Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Rolf Kelly, 37 Vice President since 2016	Portfolio Manager and Managing Director since 2013 and Associate Portfolio Manager from 2011–2013 of Thornburg Investment Management, Inc.	Not applicable

Ben Kirby, 36 Vice President since 2014	Portfolio Manager and Managing Director since 2013 and Associate Portfolio Manager from 2011–2013 of Thornburg Investment Management, Inc.	Not applicable

Jeff Klingelhofer, 41 Vice President since 2016	Portfolio Manager and Managing Director since 2015, Associate Portfolio Manager from 2012–2015, and Fixed Income Analyst from 2010–2012 of Thornburg Investment Management, Inc.	Not applicable

Rob MacDonald, 40 Vice President since 2016	Managing Director since 2015, Portfolio Manager since 2014, and Associate Portfolio Manager from 2011–2014 of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 49 Vice President since 2001	Vice President, Managing Director, and Director of Marketing of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	Not applicable

Christopher Ryon, 60 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Nicholos Venditti, 35 Vice President since 2016	Portfolio Manager and Managing Director since 2015 and Associate Portfolio Manager from 2011–2015 of Thornburg Investment Management, Inc.	Not applicable

Annual Report    27

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Core Growth Fund	September 30, 2016 (Unaudited)

Name, Age, Year Elected Position Held with Fund	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
Vinson Walden, 46 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 45 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 42 Vice President since 2003 Secretary since 2007(6)	Managing Director, Director of Mutual Fund Operations, and Vice President of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	Not applicable

Charles Wilson, 41 Vice President since 2016	Portfolio Manager and Managing Director since 2014 and Associate Portfolio Manager from 2012–2014 of Thornburg Investment Management, Inc.; Co-Portfolio Manager of Marsico Capital Management from 2010–2012.	Not applicable

Di Zhou, 38 Vice President since 2016	Portfolio Manager and Managing Director since 2016, Associate Portfolio Manager from 2014–2016, and Equity Research Analyst from 2010–2014 of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is a separate investment “Fund” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, all the Funds of the Trust. Each Trustee oversees all the Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the sole director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	The Bylaws of the Trust currently require that each Trustee shall retire by the end of the calendar year during which the Trustee reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(5)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the chief investment officer of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Assistant vice presidents, assistant secretaries, and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

28    Annual Report

OTHER INFORMATION

Thornburg Core Growth Fund	September 30, 2016 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg. com/download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Core Growth Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 13, 2016.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in May 2016 to consider aspects of their annual evaluation of the Advisor’s service to all of the funds of Thornburg Investment Trust, to plan the annual evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The independent Trustees met again in independent session in September to consider portions of the information submitted by the Advisor. Representatives of the Advisor subsequently reviewed portions of the information with the Trustees and addressed questions from the Trustees at a full meeting session of the Trustees scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees considered a wide range of information and did not identify any single factor as controlling, and this summary does not describe all of the factors and other matters considered by the Trustees in making their determination.

Nature, Extent and Quality of Services. The Trustees considered presentations by the Advisor at meeting sessions scheduled for consideration of a continuation of the advisory agreement, and also noted their consideration of the reports the Trustees and their committees receive throughout the year on a wide variety of topics, and consideration they had given to a number of topics in previous years. Information identified by the Trustees in their evaluation as having been considered and contributing to their conclusions included Trustees’ assessments of the Advisor’s personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing levels and measures to maintain staffing levels and improve competencies, the Advisor’s commitment to attract and retain high quality portfolio management expertise through competitive compensation levels, the Advisor’s collaborative approach to investment management, the Fund’s investment performance over different periods of time, portfolio managers’ cognizance of and strategies to address market and economic trends and conditions, the evaluation and selection of individual investments, the structuring and composition of the Fund’s portfolio, management of Fund liquidity requirements, cognizance of and efforts to achieve tax efficiency, responses to share sale and redemption activity, continuing enhancements to the Advisor’s electronic and information systems and the Advisor’s engagement of outside firms to assist in improving or replacing those systems, the Advisor’s evaluation and selection of firms providing portfolio trade execution to the Fund and the Advisor’s measures to obtain favorable trade execution, the Advisor’s performance of accounting and other services, the Advisor’s continued commitment to observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, the quality and extent of written and oral reports to the Trustees over the course of the year, and other factors.

Annual Report    29

OTHER INFORMATION, CONTINUED

Thornburg Core Growth Fund	September 30, 2016 (Unaudited)

Investment Performance. The Trustees noted in their evaluation of the Fund’s investment performance the reports they had received in each regular meeting over the course of the year from the Advisor’s portfolio management personnel. The Trustees also noted in their evaluation their consideration of information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including the following items of information respecting the investment performance of the Fund: (1) the Fund’s absolute investment performance and achievement of stated objectives; (2) the Advisor’s written and oral explanations and commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions, (3) performance data for the ten most recent calendar years, comparing the Fund’s annual investment returns to a fund category selected by an independent mutual fund analyst firm, and to two broad-based securities indices, (4) the Fund’s investment performance for the three-month, year-to-date, one-year, three-year, five-year and ten-year periods ending with the second quarter of the current year, comparing the Fund’s annualized returns to two mutual fund categories selected by independent mutual fund analyst firms and to two broad-based securities indices, and assigning a percentage rank to the Fund’s performance for each period relative to each of the fund categories, (5) comparison of the Fund’s annualized return since inception to the Fund’s benchmark index, and (6) comparative measures of estimated earnings growth, portfolio volatility, risk and return.

The Trustees found that quarterly reports during the year and other information presented to them confirmed the Advisor’s continued conformity to the Fund’s stated investment objectives and policies.

The Trustees observed in reviewing comparative performance data for the ten most recent calendar years that the Fund’s investment return for the most recent calendar year was comparable to the return for the fund category and lower than the returns of the two securities indices considered. The Trustees further observed with respect to the calendar year information that the Fund’s returns for the preceding nine calendar years exceeded or were comparable to the returns for each of the two indices in six of the nine years, and that the Fund’s returns exceeded the average returns of the fund category in five of nine years. Other quantitative data noted by the Trustees as having been considered in their evaluation showed that the Fund’s annualized returns varied, falling in the fourth quartile of performance of the two fund categories for the one-year, three-year and ten-year periods ending with the second quarter of the current year, and falling within the second quartile of investment performance of one of the fund categories for the five-year period and at the midpoint of performance for the second fund category. Data presented to the Trustees also showed that the Fund’s annualized total return (net of expenses) since the Fund’s inception exceeded the annualized return of the Fund’s benchmark index. The Trustees attached additional significance to the performance of the Fund from the perspective of longer term shareholders. The Trustees asked for and received explanations from the Advisor respecting the reasons for the Fund’s underperformance relative to some measures in certain periods, and considered the Advisor’s past success in rectifying underperformance by other funds and the Advisor’s expectations for improvement in this Fund’s performance. The Trustees found these explanations satisfactory, but requested the Advisor to present expanded quarterly reports to them respecting the Advisor’s execution of the Fund’s investment strategies and other matters.

Comparisons of Fee and Expense Levels. The Trustees recognized in their evaluation the clear disclosures of the Advisor’s fees and Fund expenses in the Fund’s prospectuses. Information noted by the Trustees as having been considered in this context included a variety of comparative data respecting the Fund’s fee and expense levels. This information included comparisons of the Fund’s advisory fee and overall Fund expenses to median and average fees and expenses charged to a category of mutual funds selected by an independent mutual fund analyst firm, comparisons of the advisory fee and other Fund expenses to the fee levels and expenses for two representative share classes of fund peer groups selected from the category by a second independent mutual fund analyst firm, the perspectives and advice from the second mutual fund analyst firm respecting comparisons of fund fee levels and expenses to fund peer groups, and other information. Comparative fee and expense data noted as having been considered by the Trustees showed that the Fund’s advisory fee level was slightly higher than the median and average fee levels for the fund category, the level of total expense for one representative share class of the Fund was somewhat higher than the median and average expense levels for the category, and that the level of total expense for a second representative share class was comparable to the median and slightly lower than the average levels for the category. Peer group data showed that the Fund’s advisory fee level was higher than the median of each peer group and that the total expense levels for two representative share classes were above the medians of their peer groups, but that these levels were within the range of group fee and expense levels and generally comparable to a number of other funds in the groups. The Trustees did not find the differences significant in view of the other factors considered.

The Trustees noted their consideration of information respecting the advisory fees charged by the Advisor to other investment management clients, including sub-advised mutual funds, together with information about fees charged by other advisors to different clients, analysis of the differences between the requirements of institutional clients and mutual funds, analysis of the differences between the requirements of a sub-advised mutual fund and a fund as to which the investment advisor is the primary advisor and sponsor, descriptions of distinguishing characteristics of the sub-advised funds served by the Advisor, and the consequently different investment management services provided to the different categories of clients and the differing contexts in which the fee levels for these arrangements are established. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and that the fee rates charged by an investment advisor to different categories of clients had limited relevance to the evaluation of the fee rate charged by that advisor to mutual funds as to which it is the primary advisor and sponsor.

30    Annual Report

OTHER INFORMATION, CONTINUED

Thornburg Core Growth Fund	September 30, 2016 (Unaudited)

Costs and Profitability of Advisor. In reviewing the profitability of the Advisor’s services to the Fund the Trustees considered an analysis of the Advisor’s costs and the profitability to the Advisor of its services, together with data respecting the overall profitability of a selection of other investment management firms. The Trustees noted that a portion of the Advisor’s profits are an important element in the compensation of shareholder employees. The Trustees considered in this regard information from the Advisor respecting investment of its profits to maintain staffing levels, pay competitive levels of compensation, and add to its information retrieval and management systems to maintain or improve service levels. The Trustees also considered the contribution of the Advisor’s cost management to its profitability, and the relationship of the Advisor’s financial resources and profitability in previous years to its ability to attract necessary personnel, invest in systems and other assets required for its service to the Fund, and maintain or improve service levels for the Fund notwithstanding fluctuations in revenues and profitability. The information considered did not indicate to the Trustees that the Advisor’s profitability was excessive.

Potential Economies of Scale. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect potential economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, comparisons of the fee breakpoint structure for the Fund with breakpoint structures (or the absence of such structures) for other funds in a peer group selected by an independent mutual fund analyst firm, the effects of the breakpoint structure and other expense factors realized by certain Funds of the Trust as their asset levels had increased, and the Advisor’s expenditures from its own profits and resources to maintain staffing levels, pay competitive levels of compensation, and add to its information retrieval and management systems to maintain or improve service levels. The information provided demonstrated to the Trustees that the Fund’s advisory fee breakpoint structure is reasonable in relation to the structures observed in the other funds in its peer group, and that shareholders may be expected to benefit from any economies of scale, due to the advisory agreement’s breakpoint fee structure for the Fund and other factors.

Potential Ancillary Benefits. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees noted disclosures by the Advisor of its receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

Summary of Conclusions. The Trustees concluded that the nature, extent and quality of the Advisor’s services performed under the advisory agreement remained sufficient. The Trustees further concluded that the absolute and relative investment performance of the Fund over a range of pertinent holding periods on the whole was satisfactory in the context of its objectives and strategies, and that the Advisor had continued to actively and competently pursue the Fund’s stated investment objectives and adhere to the Fund’s investment policies.

The Trustees further concluded, based upon their consideration of the foregoing factors and other information, that the level of the advisory fee charged to the Fund by the Advisor is reasonable in relation to the services provided by the Advisor in view of the nature, extent and quality of those services, investment performance of the Fund after fees and expenses, the clear disclosure of fees and expenses in the Fund’s prospectuses, comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds, and the other factors considered.

Annual Report    31

TRUSTEES’ STATEMENT TO SHAREHOLDERS

Readopted September 12, 2016

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Trustees of Thornburg Investment Trust

32    Annual Report

THORNBURG FUNDS

Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $53 billion (as of September 30, 2016) across eight equity and 11 bond mutual funds, separate accounts for high-net-worth investors and institutional accounts, and five UCITS funds for non-U.S. investors.

The fund outlined in this report is one of many equity and fixed-income products available from Thornburg Investment Management.

Equity Funds

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg International Value Fund

•	Thornburg Better World International Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

Fixed Income Funds

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

•	Thornburg Low Duration Municipal Fund

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

Annual Report    33

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34    Annual Report

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Annual Report    35

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.

This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH082

2    Annual Report

Annual Report

Thornburg International Growth Fund

September 30, 2016

Share Class	NASDAQ Symbol	CUSIP
Class A	TIGAX	885-215-319
Class C	TIGCX	885-215-293
Class I	TINGX	885-215-244
Class R3	TIGVX	885-215-178
Class R4	TINVX	885-215-160
Class R5	TINFX	885-215-152
Class R6	THGIX	885-216-820

Class I, R3, R4, R5, and R6 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

Investments carry risks, including possible loss of principal. Additional risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Investments in small- and mid-capitalization companies may increase the risk of greater price fluctuations. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.

Annual Report    3

LETTER TO SHAREHOLDERS

Thornburg International Growth Fund	September 30, 2016 (Unaudited)

October 17, 2016

Dear Fellow Shareholder,

For the year ended September 30, 2016, Thornburg International Growth Fund returned 8.23% for Class A shares without sales charge, underperforming its benchmark, the MSCI All Country World ex-U.S. Growth Index, which returned 11.51%. On September 30, 2016, the net asset value of the Class A shares was $19.22.

We were disappointed to trail the benchmark for the year, but are encouraged by the Fund’s strong absolute return for the period. Over the last couple of years (including this fiscal year), low interest rate policies around the world, and generally anemic global economic growth, have led to a difficult investing environment. This has driven investors toward stocks that pay attractive dividends and are perceived as defensive, including those in the consumer staples and utilities sectors. At the same time, investors have shied from potentially riskier assets, like smaller capitalization stocks.

When one examines benchmark performance by market cap deciles, it’s clear that large-cap stocks outperformed small- and mid-cap companies by a wide margin over the period. The top three market cap deciles were the top three performers and represented more than a 70% weight in the benchmark. We also saw a significant rebound in the energy and materials sectors during the period as commodity prices broadly bounced off their lows. All of this resulted in stocks with low-growth characteristics and large market caps leading the market, creating a headwind to our portfolio. While many of the attributes we favor have been underappreciated during prior periods, this was not the case towards the end of our fiscal year. In fact, we saw a reversal that actually benefitted performance, although not enough to overcome the underperformance earlier in the fiscal year.

During the year, the Fund’s best-performing sectors were consumer discretionary, industrials, and technology. Conversely, our financials and health care exposure struggled. From a geographic perspective, our U.K. and Canadian exposure was a headwind while our Switzerland- and China-based stocks performed particularly well.

Contributors and Detractors

The top-five individual contributors to performance during the period were ARM Holdings plc, Wirecard AG, Edenred, REA Group Ltd., and Mobileye.

ARM Holdings – Our initial investment thesis for U.K. tech firm ARM centered upon its industry-leading intellectual property assets that allow it to tap into the powerful growth drivers of mobile computing, embedded intelligence, autonomous vehicles, data centers, and the “Internet of Things”—the inter-connection of devices, buildings, autos, etc. As a company that designs a chip once, but licenses it many times—collecting a royalty on every chip sold—ARM is an attractive, highly cash-generative business model with high margins and recurring revenues. We believed ARM would have a place at the table licensing the chips underpinning these technological revolutions and steadily compound value for a long time to come. Although we would have been delighted to watch our thesis play out longer, our interest in ARM was rewarded when it agreed to be acquired by Softbank for £24 billion, a 43% premium to its prior closing price.

Wirecard – Long-time Fund holding Wirecard is a merchant acquirer based in Germany that focuses on online transactions in Europe and electronic transactions in Asia. Shares were hit early in the year when allegations of illegal activity from a newly formed anonymous research organization spurred bets against the stock. Wirecard denied all allegations and asked regulators to investigate the report. We used the pullback as an opportunity to add to our position. The stock has since recovered nicely.

Edenred – France-based Edenred mainly offers employee benefit and expense management solutions. It essentially operates a closed loop payment network allowing companies to effectively manage costs, governments to better track employment and companies to offer more attractive perquisites. A large portion of the business is exposed to Latin America, specifically Brazil. As a result the stock has been volatile, trading in sync with Brazil macroeconomics and the Brazilian real.

REA Group – REA Group is the leading online real estate portal in Australia. These tend to be network-effect businesses, and while home sellers tend to list on the portal with the most traffic, home buyers usually favor searching the site with the most listings. This creates a positive feedback loop resulting in a dominant leader with significant pricing power.

Mobileye – Mobileye is the leading provider of vision-based advanced driver assistance systems for cars. During the year, the Israeli company announced an industry-first mapping solution, a deep partnership with BMW and Intel, and provided a timeline for its autonomous driving solutions. Shares rallied despite heavy short selling and increased competitive pressure, and we sold our position as we achieved our price target.

The top five individual detractors from performance were Foxtons Group plc, Perrigo Company plc, Concordia International Corp., Nomura Holdings, Inc. and Whitbread plc.

Foxtons – Foxtons is a real estate brokerage focused on the London housing market. Real estate transactions in the U.K.

4    Annual Report

LETTER TO SHAREHOLDERS,

CONTINUED

Thornburg International Growth Fund	September 30, 2016 (Unaudited)

have been depressed due to changes in property taxation and increased political fears. Chief among these uncertainties is “Brexit,” Britain’s exit from European Union that was made more likely by an unexpected approval vote in June.

Perrigo – Management departure at Dublin-domiciled Perrigo just after a large acquisition combined with pricing pressure for its generic drug portfolio increased uncertainty and caused the stock to de-rate, in our view. Furthermore, earnings estimates have come down due to lower growth in its core business and problems at the newly acquired European consumer health business.

Concordia – Concordia International, a specialty pharmaceutical company based in Canada, reduced guidance multiple times during the year and reported a large asset impairment due to new competition and a failed sales initiative. These developments significantly diminish the company’s ability to repair its overleveraged capital structure and, thereby, also delay any meaningful return to growth—even in the medium term. Consequently, we sold our position.

Nomura – Nomura is a Japan-based financial services group and bank. The combination of a disappointing earnings report and recently heightened central bank policy actions dilutive to earnings power led us to exit the position.

Whitbread – Whitbread is the leading budget hotel and coffee shop operator in the U.K. The firm’s shares were weak throughout the year as the region’s macro environment deteriorated considerably leading up to Brexit. We sold our position before the actual referendum vote.

Over the life of the Fund, we have held true to our philosophy and process, which tend to focus on quality growth stocks, smaller capitalization ranges, long-term secular themes, and idiosyncratic opportunities. While we recognize there will be periods when our style is out of favor, over time it has served our investors well. We remain bullish about the prospects of the individual companies we have identified through our active, bottom-up investment process.

Thank you for investing alongside us in Thornburg International Growth Fund.

Sincerely,

Greg Dunn	Tim Cunningham, CFA
Managing Director	Managing Director
Portfolio Manager	Portfolio Manager

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

The views expressed by the portfolio managers reflect their professional opinions and are subject to change. Under no circumstances does the information contained within represent a recommendation to buy or sell any security.

Annual Report    5

PERFORMANCE SUMMARY

Thornburg International Growth Fund	September 30, 2016 (Unaudited)

Average Annual Total Returns

	1 Yr	3 Yrs	5 Yrs	Since Incep.
Class A Shares (Incep: 2/1/07)
Without sales charge	8.23%	0.44%	9.25%	6.46%
With sales charge	3.35%	-1.09%	8.25%	5.95%
Class C Shares (Incep: 2/1/07)
Without sales charge	7.35%	-0.33%	8.41%	5.71%
With sales charge	6.35%	-0.33%	8.41%	5.71%
Class I Shares (Incep: 2/1/07)	8.63%	0.84%	9.70%	7.01%
Class R3 Shares (Incep: 2/1/08)	8.03%	0.31%	9.14%	5.03%
Class R4 Shares (Incep: 2/1/08)	8.17%	0.41%	9.28%	5.14%
Class R5 Shares (Incep: 2/1/08)	8.56%	0.81%	9.69%	5.56%
Class R6 Shares (Incep: 2/1/13)	8.65%	0.91%	—	5.89%
MSCI AC World ex-U.S. Growth Index (Since 2/1/07)	11.51%	2.23%	7.45%	2.00%

Growth of A Hypothetical $10,000 Investment

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no sales charge for Class I, R3, R4, R5, and R6 shares.

As disclosed in the most recent prospectus, the total annual fund operating expenses are as follows: A shares, 1.42%; C shares, 2.20%; I shares, 1.01%; R3 shares, 1.98%; R4 shares, 1.65%; R5 shares, 1.20%; R6 shares, 1.43%. Thornburg Investment Management and/or Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least February 1, 2017, for some of the share classes, resulting in net expense ratios of the following: I shares, 0.99%; R3 shares, 1.50%; R4 shares, 1.40%; R5 shares, 0.99%; R6 shares, 0.89%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.

Glossary

MSCI All Country (AC) World ex-U.S. Growth Index – A market capitalization weighted index that includes growth companies in developed and emerging markets throughout the world, excluding the United States.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

6    Annual Report

FUND SUMMARY

Thornburg International Growth Fund	September 30, 2016 (Unaudited)

OBJECTIVES AND STRATEGIES

The Fund seeks long-term growth of capital by investing in equity securities selected for their growth potential.

The Fund normally invests at least 75% of its assets in foreign securities or depositary receipts of foreign securities. However, the Fund may own a variety of securities, including domestic equity securities, partnership interests, and debt obligations. The Fund may also invest in developing countries and in smaller companies with market capitalizations of less than $500 million.

Market Capitalization Exposure

Basket Structure

Top Ten Equity Holdings

Wirecard AG	4.6%
MasterCard, Inc.	3.1%
Constellation Software, Inc.	3.1%
Paysafe Group plc	2.9%
Edenred	2.8%
Fomento Economico Mexicano SAB de CV ADR	2.7%
priceline.com, Inc.	2.4%
Japan Exchange Group, Inc.	2.4%
Grifols S.A.	2.2%
Rakuten, Inc.	2.2%

There is no guarantee that the Fund will meet its investment objectives.

All portfolio information is subject to change. Charts may not add up to 100% due to rounding.

Sector Exposure

Information Technology	28.2%
Consumer Discretionary	19.9%
Financials	12.9%
Consumer Staples	10.8%
Health Care	7.7%
Industrials	6.4%
Materials	1.8%
Energy	1.3%
Real Estate	0.7%
Other Assets Less Liabilities	10.2%

Top Ten Industry Groups

Software & Services	26.8%
Retailing	13.0%
Diversified Financials	8.6%
Food, Beverage & Tobacco	7.8%
Pharmaceuticals, Biotechnology & Life Sciences	7.7%
Commercial & Professional Services	6.4%
Consumer Services	5.4%
Banks	2.2%
Insurance	2.1%
Household & Personal Products	1.9%

Country Exposure*
(percent of equity holdings)

United Kingdom	17.2%
France	14.0%
Germany	11.7%
United States	9.0%
China	7.6%
Japan	7.2%
Switzerland	4.1%
Mexico	3.7%
Canada	3.4%
India	3.1%
Spain	2.5%
Italy	2.4%
Sweden	2.3%
Ireland	2.1%
South Korea	2.1%
Denmark	2.0%
Taiwan	1.6%
Costa Rica	1.3%
Netherlands	1.2%
Turkey	0.9%
Malta	0.6%

*	The country assignment of each equity holding is determined by the Fund’s Advisor based on various factors, including the location of the issuer’s head office, the issuer’s jurisdiction of incorporation and the country from which a majority of the issuer’s revenue is derived.

Annual Report    7

SCHEDULE OF INVESTMENTS

Thornburg International Growth Fund	September 30, 2016

	Shares/ Principal Amount	Value
COMMON STOCK — 89.78%

BANKS — 2.17%
Banks — 1.09%
ING Groep N.V.	1,264,230	$15,607,690
Thrifts & Mortgage Finance — 1.08%
Housing Development Finance Corp. Ltd.	733,547	15,368,900

		30,976,590

COMMERCIAL & PROFESSIONAL SERVICES — 6.39%
Commercial Services & Supplies — 2.79%
Edenred	1,697,824	39,699,399
Professional Services — 3.60%
Bureau Veritas SA	1,364,594	29,271,028
SGS S.A.	9,831	22,009,701

		90,980,128

CONSUMER DURABLES & APPAREL — 1.46%
Textiles, Apparel & Luxury Goods — 1.46%
Eclat Textile Co., Ltd.	1,736,603	20,720,343

		20,720,343

CONSUMER SERVICES — 5.39%
Hotels, Restaurants & Leisure — 5.39%
Alsea S.A.B. de C.V.	2,615,900	8,851,543
Betsson AB	895,426	9,894,902
Evolution Gaming Group AB	255,200	8,314,496
Galaxy Entertainment Group Ltd.	3,700,834	13,932,282
Merlin Entertainments plc	2,410,126	13,732,591
Sands China Ltd.	3,224,000	13,986,850
Unibet Group plc	876,724	8,145,067

		76,857,731

DIVERSIFIED FINANCIALS — 8.58%
Capital Markets — 8.58%
Hargreaves Lansdown plc	745,842	12,306,379
Japan Exchange Group, Inc.	2,183,313	33,695,428
Partners Group Holding AG	32,625	16,455,224
Schroders plc	878,985	30,715,417
UBS Group AG	1,018,751	13,873,470
WisdomTree Investments, Inc.	1,479,487	15,223,921

		122,269,839

ENERGY — 1.28%
Oil, Gas & Consumable Fuels — 1.28%
Total SA	385,728	18,272,569

		18,272,569

FOOD & STAPLES RETAILING — 1.13%
Food & Staples Retailing — 1.13%
PriceSmart, Inc.	192,785	16,147,672

		16,147,672

FOOD, BEVERAGE & TOBACCO — 7.77%
Beverages — 6.08%
Coca Cola Icecek AS	966,049	11,756,118
Fomento Economico Mexicano SAB de CV ADR	417,558	38,432,038
Pernod Ricard SA	185,648	21,970,486
Remy Cointreau SA	169,118	14,432,674
Tobacco — 1.69%
ITC Ltd.	6,629,101	24,124,830

		110,716,146

HOUSEHOLD & PERSONAL PRODUCTS — 1.90%
Personal Products — 1.90%
AmorePacific Corp.	76,718	27,097,019

		27,097,019

INSURANCE — 2.15%
Insurance — 2.15%
St. James’s Place plc	2,489,923	30,594,920

		30,594,920

8    Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Growth Fund	September 30, 2016

	Shares/ Principal Amount	Value

MATERIALS — 1.82%
Chemicals — 1.82%
Novozymes AS	589,823	$25,940,857

		25,940,857

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 7.72%
Biotechnology — 2.20%
Grifols S.A.	1,456,756	31,387,033
Life Sciences Tools & Services — 1.45%
Eurofins Scientific	45,307	20,579,632
Pharmaceuticals — 4.07%
[a] Allergan plc	117,896	27,152,628
Bayer AG	306,800	30,821,476

		109,940,769

REAL ESTATE — 0.74%
Real Estate Management & Development — 0.74%
Foxtons Group plc	8,155,443	10,597,099

		10,597,099

RETAILING — 13.04%
Internet & Direct Marketing Retail — 11.31%
[a] Ctrip.com International, Ltd. ADR	512,218	23,853,992
[a] JD.com, Inc. ADR	550,386	14,359,571
[a] priceline.com, Inc.	23,298	34,282,774
Rakuten, Inc.	2,404,600	31,087,526
[a] YOOX S.p.A	984,684	30,485,333
[a] Zalando SE	649,798	27,117,649
Multiline Retail — 1.73%
B&M European Value Retail S.A.	7,440,169	24,591,105

		185,777,950

SOFTWARE & SERVICES — 26.77%
Information Technology Services — 13.88%
[a] Cognizant Tech Solutions Corp.	443,900	21,178,469
MasterCard, Inc.	440,847	44,864,999
[a] Paysafe Group plc	7,230,065	41,805,121
Wirecard AG	1,254,096	65,156,443
Worldpay Group plc	6,456,355	24,787,203
Internet Software & Services — 8.30%
[a] Alibaba Group Holding Ltd. ADR	151,000	15,974,290
Auto Trader Group plc	3,156,101	16,588,107
[a] Baidu, Inc. ADR	78,914	14,367,872
COOKPAD, Inc.	562,600	5,348,320
[a] Criteo SA ADR	389,000	13,657,790
[a] Just Eat plc	2,072,300	14,397,016
NetEnt AB	1,186,466	10,856,714
[a] Rocket Internet SE	1,258,340	27,041,316
Software — 4.59%
Constellation Software, Inc.	97,295	43,860,063
[a] LINE Corporation ADR	446,546	21,612,826

		381,496,549

TECHNOLOGY HARDWARE & EQUIPMENT — 1.47%
Electronic Equipment, Instruments & Components — 1.47%
Ingenico S.A.	239,868	20,955,560

		20,955,560

TOTAL COMMON STOCK (Cost $1,152,545,407)		1,279,341,741

SHORT TERM INVESTMENTS — 9.96%
[b] Thornburg Capital Management Fund	14,196,332	141,963,319

TOTAL SHORT TERM INVESTMENTS (Cost $141,963,319)		141,963,319

TOTAL INVESTMENTS — 99.74% (Cost $1,294,508,726)		$1,421,305,060
OTHER ASSETS LESS LIABILITIES — 0.26%		3,706,537

NET ASSETS — 100.00%		$1,425,011,597

Annual Report    9

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Growth Fund	September 30, 2016

Footnote Legend

a	Non-income producing.
b	Investment in Affiliates – Shown below are holdings of voting securities of each portfolio company which is considered “affiliated” to the Fund under the Investment Company Act of 1940, including companies for which the Fund’s holding represented 5% or more of the company’s voting securities, and a series of the Thornburg Investment Trust in which the Fund invested for cash management purposes during the period:

Issuer	Shares/Principal September 30, 2015	Gross Additions	Gross Reductions	Shares/Principal September 30, 2016	Market Value September 30, 2016	Investment Income	Realized Gain (loss)
Thornburg Capital Management Fund	11,457,937	85,607,244	82,868,849	14,196,332	$141,963,319	$579,795	$—

Total non-controlled affiliated issuers - 9.96% of net assets					$141,963,319	$579,795	$—

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR	American Depositary Receipt

See notes to financial statements.

10    Annual Report

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Annual Report    11

STATEMENT OF ASSETS AND LIABILITIES

Thornburg International Growth Fund	September 30, 2016

ASSETS
Investments at value (Note 3)
Non-affiliated issuers (cost $1,152,545,407)	$1,279,341,741
Non-controlled affiliated issuer (cost $141,963,319)	141,963,319
Cash	70,892
Cash denominated in foreign currency (cost $466,951)	465,927
Receivable for investments sold	7,216,516
Receivable for fund shares sold	4,293,479
Dividends receivable	1,336,541
Dividend and interest reclaim receivable	814,178
Prepaid expenses and other assets	102,199

Total Assets	1,435,604,792

LIABILITIES
Payable for investments purchased	2,131,152
Payable for fund shares redeemed	4,171,149
Unrealized depreciation on forward currency contracts (Note 7)	760,089
Payable to investment advisor and other affiliates (Note 4)	1,150,119
Deferred taxes payable	1,897,731
Accounts payable and accrued expenses	481,637
Dividends payable	1,318

Total Liabilities	10,593,195

NET ASSETS	$1,425,011,597

NET ASSETS CONSIST OF
Distribution in excess of net investment income	$(365,815)
Net unrealized appreciation on investments	124,123,382
Accumulated net realized gain (loss)	(11,387,186)
Net capital paid in on shares of beneficial interest	1,312,641,216

$1,425,011,597

12    Annual Report

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg International Growth Fund	September 30, 2016

NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($169,248,134 applicable to 8,807,967 shares of beneficial interest outstanding - Note 5)	$19.22
Maximum sales charge, 4.50% of offering price	0.91

Maximum offering price per share	$20.13

Class C Shares:
Net asset value and offering price per share* ($98,633,011 applicable to 5,402,605 shares of beneficial interest outstanding - Note 5)	$18.26

Class I Shares:
Net asset value, offering and redemption price per share ($1,030,921,022 applicable to 52,368,665 shares of beneficial interest outstanding - Note 5)	$19.69

Class R3 Shares:
Net asset value, offering and redemption price per share ($13,086,014 applicable to 686,190 shares of beneficial interest outstanding - Note 5)	$19.07

Class R4 Shares:
Net asset value, offering and redemption price per share ($40,998,338 applicable to 2,145,739 shares of beneficial interest outstanding - Note 5)	$19.11

Class R5 Shares:
Net asset value, offering and redemption price per share ($66,270,736 applicable to 3,358,253 shares of beneficial interest outstanding - Note 5)	$19.73

Class R6 Shares:
Net asset value, offering and redemption price per share ($5,854,342 applicable to 296,059 shares of beneficial interest outstanding - Note 5)	$19.77

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Annual Report    13

STATEMENT OF OPERATIONS

Thornburg International Growth Fund	Year Ended September 30, 2016

INVESTMENT INCOME
Dividend income
Non-affiliated issuers (net of foreign taxes withheld of $2,147,332)	$21,632,368
Non-cotrolled affiliated issuer	579,795

Total Income	22,212,163

EXPENSES
Investment advisory fees (Note 4)	12,725,916
Administration fees (Note 4)
Class A Shares	264,437
Class C Shares	135,920
Class I Shares	548,740
Class R3 Shares	20,332
Class R4 Shares	50,917
Class R5 Shares	34,798
Distribution and service fees (Note 4)
Class A Shares	530,789
Class C Shares	1,087,148
Class R3 Shares	81,219
Class R4 Shares	101,889
Transfer agent fees
Class A Shares	282,541
Class C Shares	156,755
Class I Shares	851,256
Class R3 Shares	71,043
Class R4 Shares	163,134
Class R5 Shares	183,763
Class R6 Shares	2,594
Registration and filing fees
Class A Shares	31,390
Class C Shares	20,561
Class I Shares	51,760
Class R3 Shares	17,794
Class R4 Shares	17,787
Class R5 Shares	19,094
Class R6 Shares	21,978
Custodian fees (Note 2)	340,446
Professional fees	98,518
Accounting fees (Note 4)	57,107
Trustee fees	68,997
Other expenses	116,431

Total Expenses	18,155,054
Less:
Expenses reimbursed by investment advisor (Note 4)	(454,786)

Net Expenses	17,700,268

Net Investment Income	$4,511,895

14    Annual Report

STATEMENT OF OPERATIONS, CONTINUED

Thornburg International Growth Fund	Year Ended September 30, 2016

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Non-affiliated issuer investments (net of realized capital gain taxes paid of $26,030)	$27,269,011
Forward currency contracts (Note 7)	(2,240,475)
Foreign currency transactions	(720,581)

24,307,955

Net change in unrealized appreciation (depreciation) on:
Non-affiliated issuer investments (net of change in deferred taxes payable of $1,896,185)	85,294,716
Forward currency contracts (Note 7)	860,127
Foreign currency translations	56,771

86,211,614

Net Realized and Unrealized Gain	110,519,569

Net Increase in Net Assets Resulting from Operations	$115,031,464

See notes to financial statements.

Annual Report    15

STATEMENT OF CHANGES IN NET ASSETS

Thornburg International Growth Fund	September 30, 2016

	Year Ended September 30, 2016	Year Ended September 30, 2015
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$4,511,895	$4,470,206
Net realized gain (loss) on investments, capital gain taxes, forward currency contracts, and foreign currency transactions	24,307,955	20,219,922
Net unrealized appreciation (depreciation) on investments, deferred taxes payable, forward currency contracts, and foreign currency translations	86,211,614	(56,836,989)

Net Increase (Decrease) in Net Assets Resulting from Operations	115,031,464	(32,146,861)

DIVIDENDS TO SHAREHOLDERS
From net investment income
Class A Shares	(112,705)	—
Class I Shares	(4,259,877)	(3,138,933)
Class R3 Shares	(5,726)	—
Class R4 Shares	(31,291)	—
Class R5 Shares	(283,521)	(189,313)
Class R6 Shares	(28,260)	(16,090)
From realized gains
Class A Shares	—	(15,965,821)
Class C Shares	—	(7,113,275)
Class I Shares	—	(60,990,387)
Class R3 Shares	—	(1,180,199)
Class R4 Shares	—	(1,967,801)
Class R5 Shares	—	(3,451,556)
Class R6 Shares	—	(216,084)

FUND SHARE TRANSACTIONS (NOTE 5)
Class A Shares	(65,549,535)	(269,211,981)
Class C Shares	(16,163,708)	(28,226,569)
Class I Shares	(128,357,590)	(2,150,772)
Class R3 Shares	(3,755,415)	(5,749,165)
Class R4 Shares	(146,856)	2,288,498
Class R5 Shares	(6,042,851)	2,395,126
Class R6 Shares	1,241,489	551,299

Net Decrease in Net Assets	(108,464,382)	(426,479,884)

NET ASSETS
Beginning of Year	1,533,475,979	1,959,955,863

End of Year	$1,425,011,597	$1,533,475,979

Undistributed (distribution in excess of) net investment income	$(365,815)	$590,281

See notes to financial statements.

16    Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg International Growth Fund	September 30, 2016

NOTE 1 – ORGANIZATION

Thornburg International Growth Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Fund commenced operations on February 1, 2007. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of twenty separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in equity securities selected for their growth potential.

The Fund currently offers seven classes of shares of beneficial interest: Class A, Class C, Institutional Class (“Class I”), and Retirement Classes (“Class R3,” “Class R4,” “Class R5,” and “Class R6”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I and Class R5 shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (iv) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (v) Class R4 shares are sold at net asset value without a sales charge at the time of purchase, but bear a service fee, (vi) Class R6 shares are sold at net asset value without a sales charge at the time of purchase, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.

Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.

Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income distributions, if any, are declared and paid quarterly. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by the Advisor. Dividends are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.

Investment Income: Dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Fund. Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to call dates or maturity dates using the effective yield method of the respective investments, which is included in interest income on the Statement of Operations.

Custodian Fees: Custodian fees disclosed in the Statement of Operations may include interest expenses incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on any such cash overdraft at a rate equal to 2.50% of the overdraft amount in excess of $50,000.

Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund

Annual Report    17

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Growth Fund	September 30, 2016

makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Repurchase Agreements: The Fund may invest excess cash in repurchase agreements whereby the Fund purchases investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign investments, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation (depreciation) from investments.

Reported net realized gains and losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains and losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net change in unrealized appreciation (depreciation) on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at period end, resulting from changes in exchange rates.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.

The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed each uncertain tax position believed to be material in the preparation of the Fund’s financial statements for the fiscal year ended September 30, 2016, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Fund has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities.

At September 30, 2016, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$1,297,731,430

Gross unrealized appreciation on a tax basis	$180,095,738
Gross unrealized depreciation on a tax basis	(56,522,108)

Net unrealized appreciation (depreciation) on investments (tax basis)	$123,573, 630

18    Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Growth Fund	September 30, 2016

Temporary book to tax adjustments to the cost of investments and net unrealized appreciation (depreciation) for tax purposes result primarily from deferral of outstanding wash sale losses.

At September 30, 2016, the Fund had deferred tax basis late year specified ordinary losses occurring subsequent to October 31, 2015 through September 30, 2016 of $356,994. For tax purposes, such losses will be recognized in the year ending September 30, 2017.

At September 30, 2016, the Fund had cumulative tax basis capital losses of $8,924,572, (of which $8,924,572 are short-term and $0 are long-term) generated after September 30, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire.

During the year ended September 30, 2016, the Fund utilized $27,278,820 of capital loss carryforwards generated after October 1, 2011.

In order to account for permanent book to tax differences, the Fund decreased undistributed net investment income by $746,611 and decreased accumulated net realized losses by $746,611. Reclassifications have no impact upon the net asset value of the Fund and result primarily from foreign currency gains (losses) and foreign capital gain taxes.

At September 30, 2016, the Fund had no undistributed tax basis net ordinary investment income and no undistributed tax basis capital gains.

The tax character of distributions paid during the years ended September 30, 2016, and September 30, 2015, was as follows:

	2016	2015
Distributions from:
Ordinary income	$4,721,380	$3,344,992
Capital gains	—	90,884,467

Total	$4,721,380	$94,229,459

Foreign Withholding Taxes: The Fund is subject to foreign tax withholding imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld, in view of various considerations, including recent decisions rendered by the courts in those and other jurisdictions. The Fund would expect to record a receivable for such a reclaim based on a variety of factors, including assessment of a jurisdiction’s legal obligation to pay reclaims, the jurisdiction’s administrative practices and payment history, and industry convention. To date the Fund has recorded no such receivable because there is limited precedent for collecting such prior year reclaims and the likelihood of collection remains uncertain.

Deferred Foreign Capital Gain Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements.

NOTE 3 – SECURITY VALUATION

Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.

The Trustees of the Trust have appointed the Advisor to assist the Trustees in obtaining market values for portfolio investments, evaluate and monitor professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.

In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair

Annual Report    19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Growth Fund	September 30, 2016

values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Securities: Securities and other portfolio investments which are listed or traded on a United States securities exchange are valued at the last reported sale price on the valuation date. Investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date. Portfolio investments reported by NASDAQ are valued at the official closing price on the valuation date. If an investment is traded on more than one exchange, the investment is considered traded on the exchange that is normally the primary market for that investment. Securities and other portfolio investments which are listed or traded on exchanges outside the United States are valued at the last price or the closing price of the investment on the exchange that is normally the primary market for the investment, as of the close of the exchange preceding the Fund’s valuation date. Foreign investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date.

In any case when a market quotation is not readily available for a portfolio investment ordinarily valued by market quotation, the Committee calculates a fair value for the investment using alternative methods approved by the Audit Committee. A market quotation is not readily available when the primary market or exchange for the investment is not open for the entire scheduled day of trading. Market quotations for an investment also may not be readily available if developments after the most recent close of the investment’s primary exchange or market, but prior to the close of business on any Fund business day, or an unusual event or significant period of time occurring since the availability of a market quotation, create a serious question concerning the reliability of the most recent market quotation available for the investment. In particular, on days when market volatility thresholds established by the Audit Committee are exceeded, foreign equity investments held by the Fund may be valued using alternative methods. The Committee customarily obtains valuations in these instances from pricing service providers approved by the Audit Committee. Pricing service providers ordinarily calculate valuations using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data.

Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.

In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider merits review for significant reasons, the Committee decides whether or not to use the valuation calculated by the pricing service provider or to use an alternative method approved by the Audit Committee to calculate a fair value for the obligation.

Quotations for foreign investments expressed in foreign currency amounts are converted to U.S. dollar equivalents using a foreign exchange quotation from a third party service provider at the time of valuation. Foreign investments held by the Fund may be traded on days and at times when the Fund is not open for business. Consequently, the value of Fund investments may be significantly affected on days when shareholders cannot purchase or sell Fund shares. Futures contracts and other financial and derivative instruments traded on an exchange are valued at the latest published price for the instrument on its primary exchange. Listed options are valued at the last bid price.

Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.

Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).

20    Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Growth Fund	September 30, 2016

Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are characterized as Level 2 within the valuation hierarchy.

On days when market volatility thresholds established by the Audit Committee are exceeded, foreign securities for which valuations are obtained from pricing service providers are fair valued. On these days, the foreign securities are characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.

In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment, and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.

Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2016. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at September 30, 2016
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities*
Common Stock	$1,279,341,741	$1,279,341,741	$—	$—
Short Term Investments	141,963,319	141,963,319	—	—

Total Investments in Securities	$1,421,305,060	$1,421,305,060	$—	$—
Other Financial Instruments**
Spot Currency	$12,261	$12,261	$—	$—
Liabilities
Other Financial Instruments**
Forward Currency Contracts	$(760,089)	$—	$(760,089)	$—
Spot Currency	$(3,004)	$(3,004)	$—	$—

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).
**	Other Financial Instruments include investments not reflected in the Schedule of Investments, which may include futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between levels for the year ended September 30, 2016, other than when the Fund exceeded market volatility thresholds for foreign equity investments during the period.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. Under the investment advisory agreement, the Fund pays the Advisor a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Management Fee Schedule

Daily Net Assets	Fee Rate
Up to $ 500 million	0.875%
Next $ 500 million	0.825
Next $ 500 million	0.775
Next $ 500 million	0.725
Over $ 2 billion	0.675

Annual Report    21

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Growth Fund	September 30, 2016

The Fund’s effective management fee for the year ended September 30, 2016 was 0.821% of the Fund’s average dividend assets.

The Fund pays to the Advisor the costs of personnel who perform certain accounting services for the Fund. For the year ended September 30, 2016 the Fund paid $57,107 to the Advisor for these accounting services. The Trust has also entered into administrative service agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares (except for Class R6 shares, which do not have an administrative services agreement) and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. Total administrative service fees incurred by each class of shares of the Fund for the year ended September 30, 2016, are set forth in the Statement of Operations.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the year ended September 30, 2016, the Distributor has advised the Fund that it earned net commissions aggregating $9,864 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $12,170 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may pay to the Advisor or securities dealers and other financial institutions at the Advisor’s request an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to Class A, Class C, Class R3, and Class R4 shares of the Fund to obtain various shareholder and distribution related services. For the year ended September 30, 2016, there were no 12b-1 service plan fees charged for Class I, Class R5 and Class R6 shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares, and an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class R3 shares. Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the year ended September 30, 2016, are set forth in the Statement of Operations.

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed levels as specified in the Fund’s most recent prospectus. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before February 1, 2017, unless the Advisor ceases to be the investment advisor to the Trust or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor retain the right to be repaid by the Fund for fee waivers and expense reimbursements if expenses fall below the contractual limit prior to the end of the fiscal year.

For the year ended September 30, 2016, the Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $78,146 for Class I shares, $87,150 for Class R3 shares, $115,673 for Class R4 shares, $150,544 for Class R5 shares, and $23,273 for Class R6 shares.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

The percentage of direct investments in the Fund held by appointed Trustees, Officers and the Advisor is approximately 2.26%.

The Fund may sell securities to an affiliated fund, or the Fund may purchase securities held by an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the year ended September 30, 2016, the Fund had no transactions with affiliated funds.

NOTE 5 – SHARES OF BENEFICIAL INTEREST

At September 30, 2016, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2016		Year Ended September 30, 2015
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	2,522,328	$47,142,292	3,316,312	$63,027,736
Shares issued to shareholders in reinvestment of dividends	5,384	103,750	805,337	14,850,417
Shares repurchased	(6,144,717)	(112,795,577)	(18,297,115)	(347,090,134)

Net increase (decrease)	(3,617,005)	$(65,549,535)	(14,175,466)	$(269,211,981)

22    Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Growth Fund	September 30, 2016

	Year Ended September 30, 2016		Year Ended September 30, 2015
	Shares	Amount	Shares	Amount
Class C Shares
Shares sold	870,906	$15,660,814	1,000,742	$18,106,596
Shares issued to shareholders in reinvestment of dividends	—	—	348,284	6,189,006
Shares repurchased	(1,821,172)	(31,824,522)	(2,929,423)	(52,522,171)

Net increase (decrease)	(950,266)	$(16,163,708)	(1,580,397)	$(28,226,569)

Class I Shares
Shares sold	18,510,440	$347,208,152	28,739,621	$556,653,254
Shares issued to shareholders in reinvestment of dividends	213,288	3,990,511	3,121,242	58,816,576
Shares repurchased	(25,673,584)	(479,556,253)	(32,575,817)	(617,620,602)

Net increase (decrease)	(6,949,856)	$(128,357,590)	(714,954)	$(2,150,772)

Class R3 Shares
Shares sold	301,326	$5,450,951	437,924	$8,250,207
Shares issued to shareholders in reinvestment of dividends	239	4,567	57,359	1,051,381
Shares repurchased	(512,912)	(9,210,933)	(794,860)	(15,050,753)

Net increase (decrease)	(211,347)	$(3,755,415)	(299,577)	$(5,749,165)

Class R4 Shares
Shares sold	603,840	$10,997,045	856,027	$16,247,799
Shares issued to shareholders in reinvestment of dividends	1,168	22,375	76,525	1,403,461
Shares repurchased	(610,484)	(11,166,276)	(811,713)	(15,362,762)

Net increase (decrease)	(5,476)	$(146,856)	120,839	$2,288,498

Class R5 Shares
Shares sold	1,019,836	$19,060,679	1,035,688	$20,181,653
Shares issued to shareholders in reinvestment of dividends	14,800	277,832	192,484	3,636,644
Shares repurchased	(1,328,309)	(25,381,362)	(1,116,192)	(21,423,171)

Net increase (decrease)	(293,673)	$(6,042,851)	111,980	$2,395,126

Class R6 Shares
Shares sold	136,593	$2,564,302	174,955	$3,437,664
Shares issued to shareholders in reinvestment of dividends	1,501	28,260	12,269	232,174
Shares repurchased	(71,190)	(1,351,073)	(159,642)	(3,118,539)

Net increase (decrease)	66,904	$1,241,489	27,582	$551,299

NOTE 6 – INVESTMENT TRANSACTIONS

For the year ended September 30, 2016, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $1,487,444,588 and $1,779,348,502, respectively.

Annual Report    23

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Growth Fund	September 30, 2016

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of the FASB Accounting Standards Codification 815-10-50 (“ASC 815”) require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the year ended September 30, 2016, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract’s counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Fund’s Advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss.

The Fund entered into forward currency contracts during the year ended September 30, 2016 in the normal course of pursuing its investment objectives, with the objective of purchasing foreign investments or with the intent of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions.

These contracts are accounted for by the Fund under ASC 815. Unrealized appreciation and depreciation on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations.

The quarterly average value of open sell currency contracts for the year ended September 30, 2016 was $134,989,460. Open buy currency contracts are entered into for the purpose of closing open sell currency contracts and the values are dependent upon the values of the open sell currency contracts to which they relate.

The following table displays the outstanding forward currency contracts at September 30, 2016:

Outstanding Forward Currency Contracts to Buy or Sell at September 30, 2016
Contract Description	Buy/Sell	Contract Amount	Contract Value Date	Value USD	Unrealized Appreciation	Unrealized Depreciation
Chinese Yuan Renminbi	Sell	228,039,700	10/31/2016	34,127,874	$—	$(125,086)
Japanese Yen	Sell	4,869,405,000	12/01/2016	48,131,199	—	(635,003)

Total					$—	$(760,089)

Net unrealized appreciation (depreciation)						$(760,089)

The outstanding forward currency contracts in the foregoing table were entered into with State Street Bank and Trust Company (“SSB”), pursuant to an International Swaps and Derivatives Association (“ISDA”) Master Agreement. In the event of a default or termination under the ISDA Master Agreement with SSB, the non-defaulting party has the right to close out all outstanding forward currency contracts between the parties and to net any payment amounts under those contracts, resulting in a single net amount payable by one party to the other. Because the ISDA Master Agreement with SSB does not result in an offset of reported amounts of financial assets and financial liabilities in the Fund’s Statement of Assets and Liabilities unless there has been an event of default or termination event under that agreement, the Fund does not net its outstanding forward currency contracts for purposes of the disclosure in the Fund’s Statement of Assets and Liabilities. Instead the Fund recognizes the unrealized appreciation or depreciation on those forward currency contracts on a gross basis in the Fund’s Statement of Assets and Liabilities.

The unrealized appreciation (depreciation) of the outstanding forward currency contracts recognized in the Fund’s Statement of Assets and Liabilities at September 30, 2016 is disclosed in the following table:

Fair Values of Derivative Financial Instruments at September 30, 2016
Liability Derivatives	Balance Sheet Location	Fair Value
Foreign exchange contracts	Liabilities - Unrealized depreciation on forward currency contracts	$(760,089)

24    Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Growth Fund	September 30, 2016

Because the Fund does not currently receive or post cash collateral in connection with its currency forward contracts, and because all of the Fund’s outstanding currency forward contracts are with SSB, the net amounts of the Fund’s assets and liabilities which are attributable to those contracts at September 30, 2016 can be determined by offsetting the dollar amounts shown in the preceding table. Based on those amounts, the net amount of the Fund’s assets which is attributable to its outstanding forward currency contracts at September 30, 2016 is $0, and the net amount of the Fund’s liabilities which is attributable to those contracts at that date is $760,089. The Fund’s forward currency contracts are valued each day, and the net amounts of the Fund’s assets and liabilities which are attributable to those contracts are expected to vary over time.

The net realized gain (loss) from forward currency contracts and the net change in unrealized appreciation (depreciation) on outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the year ended September 30, 2016 are disclosed in the following tables:

Net Realized Gain (Loss) on Derivative Financial Instruments
Recognized in Income for the Year Ended September 30, 2016
	Total	Forward Currency Contracts
Foreign exchange contracts	$ (2,240,475)	$ (2,240,475)

Net Change in Unrealized Appreciation (Depreciation) of Derivative Financial Instruments
Recognized in Income for the Year Ended September 30, 2016
	Total	Forward Currency Contracts
Foreign exchange contracts	$ 860,127	$ 860,127

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, liquidity risk, the risks associated with investments in small- and mid-cap companies and non-U.S. issuers (including developing country issuers), credit risk, and interest rate risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between September 30, 2016 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

Annual Report    25

Financial Highlights

    Thornburg International Growth Fund

	Per Share Performance (for A Share Outstanding Throughout the Year)								Ratios to Average Net Assets							Supplemental Data
Unless Otherwise Noted, Periods Are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Year	Net Investment Income (loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Year	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions And Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of Year (Thousands)
CLASS A SHARES
2016(b)	$17.78	— (c)	1.45	1.45	(0.01)	—	(0.01)	$19.22	0.03	1.39		1.39		1.39		8.23	104.60	$169,248
2015(b)	$19.10	(0.01)	(0.33)	(0.34)	—	(0.98)	(0.98)	$17.78	(0.06)	1.42		1.42		1.42		(2.01)	92.01	$220,897
2014(b)	$20.54	0.02	(0.89)	(0.87)	—	(0.57)	(0.57)	$19.10	0.07	1.33		1.33		1.33		(4.46)	106.18	$508,044
2013(b)	$15.78	(0.01)	4.77	4.76	—	—	—	$20.54	(0.06)	1.41		1.41		1.42		30.16	89.17	$580,194
2012(b)	$13.37	(0.06)	2.47	2.41	— (d)	—	—	$15.78	(0.41)	1.51		1.51		1.52		18.03	95.17	$255,725
CLASS C SHARES
2016	$17.01	(0.13)	1.38	1.25	—	—	—	$18.26	(0.73)	2.15		2.15		2.15		7.35	104.60	$98,633
2015	$18.45	(0.14)	(0.32)	(0.46)	—	(0.98)	(0.98)	$17.01	(0.77)	2.20		2.20		2.20		(2.72)	92.01	$108,062
2014	$20.01	(0.13)	(0.86)	(0.99)	—	(0.57)	(0.57)	$18.45	(0.65)	2.09		2.09		2.09		(5.19)	106.18	$146,399
2013	$15.49	(0.14)	4.66	4.52	—	—	—	$20.01	(0.81)	2.15		2.15		2.17		29.18	89.17	$116,453
2012	$13.23	(0.17)	2.43	2.26	—	—	—	$15.49	(1.19)	2.27		2.27		2.28		17.08	95.17	$55,656
CLASS I SHARES
2016	$18.20	0.08	1.49	1.57	(0.08)	—	(0.08)	$19.69	0.45	0.99		0.99		1.00		8.63	104.60	$1,030,921
2015	$19.51	0.09	(0.37)	(0.28)	(0.05)	(0.98)	(1.03)	$18.20	0.47	0.99		0.99		1.01		(1.58)	92.01	$1,079,791
2014	$20.96	0.10	(0.91)	(0.81)	(0.07)	(0.57)	(0.64)	$19.51	0.47	0.98		0.98		0.98		(4.09)	106.18	$1,171,032
2013	$16.04	0.07	4.85	4.92	—	—	—	$20.96	0.38	0.99		0.99		1.04		30.67	89.17	$737,536
2012	$13.55	0.02	2.50	2.52	(0.03)	—	(0.03)	$16.04	0.10	0.99		0.99		1.14		18.60	95.17	$198,938
CLASS R3 SHARES
2016	$17.66	— (c)	1.42	1.42	(0.01)	—	(0.01)	$19.07	(0.02)	1.50		1.50		2.04		8.03	104.60	$13,086
2015	$18.99	(0.02)	(0.33)	(0.35)	—	(0.98)	(0.98)	$17.66	(0.13)	1.50		1.50		1.98		(2.03)	92.01	$15,851
2014	$20.46	— (c)	(0.90)	(0.90)	—	(0.57)	(0.57)	$18.99	— (e)	1.50		1.50		1.86		(4.63)	106.18	$22,739
2013	$15.73	(0.03)	4.76	4.73	—	—	—	$20.46	(0.15)	1.50		1.50		2.01		30.07	89.17	$13,982
2012	$13.34	(0.06)	2.45	2.39	— (d)	—	—	$15.73	(0.40)	1.50		1.50		2.49		17.94	95.17	$5,709
CLASS R4 SHARES
2016	$17.68	0.01	1.43	1.44	(0.01)	—	(0.01)	$19.11	0.04	1.40		1.40		1.68		8.17	104.60	$40,999
2015	$19.00	0.02	(0.36)	(0.34)	—	(0.98)	(0.98)	$17.68	0.10	1.40		1.40		1.65		(1.97)	92.01	$38,038
2014	$20.45	0.01	(0.89)	(0.88)	—	(0.57)	(0.57)	$19.00	0.04	1.39		1.39		1.63		(4.53)	106.18	$38,575
2013	$15.70	(0.01)	4.76	4.75	—	—	—	$20.45	(0.04)	1.38		1.38		1.68		30.25	89.17	$26,441
2012	$13.31	(0.04)	2.46	2.42	(0.03)	—	(0.03)	$15.70	(0.29)	1.40		1.40		2.23		18.17	95.17	$9,326
CLASS R5 SHARES
2016	$18.25	0.09	1.47	1.56	(0.08)	—	(0.08)	$19.73	0.45	0.99		0.99		1.21		8.56	104.60	$66,271
2015	$19.55	0.09	(0.36)	(0.27)	(0.05)	(0.98)	(1.03)	$18.25	0.46	0.99		0.99		1.20		(1.53)	92.01	$66,646
2014	$21.01	0.10	(0.93)	(0.83)	(0.06)	(0.57)	(0.63)	$19.55	0.46	0.99		0.99		1.18		(4.15)	106.18	$69,217
2013	$16.07	0.07	4.87	4.94	—	—	—	$21.01	0.35	0.99		0.99		1.22		30.74	89.17	$43,209
2012	$13.58	0.02	2.50	2.52	(0.03)	—	(0.03)	$16.07	0.13	0.99		0.99		1.29		18.56	95.17	$19,251
CLASS R6 SHARES
2016	$18.29	0.11	1.47	1.58	(0.10)	—	(0.10)	$19.77	0.60	0.89		0.89		1.34		8.65	104.60	$5,854
2015	$19.59	0.13	(0.38)	(0.25)	(0.07)	(0.98)	(1.05)	$18.29	0.66	0.89		0.89		1.43		(1.43)	92.01	$4,191
2014	$21.05	0.12	(0.93)	(0.81)	(0.08)	(0.57)	(0.65)	$19.59	0.58	0.89		0.89		1.34		(4.05)	106.18	$3,950
2013(f)	$17.54	0.46	3.05	3.51	—	—	—	$21.05	2.21 (g)	0.89	(g)	0.89	(g)	11.83	(g)(h)	20.01	89.17	$2,553

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Net investment income (loss) was less than $0.01 per share.
(d)	Dividends from net investment income per share were less than $(0.01).
(e)	Net investment income (Loss) is less than 0.01%.
(f)	Effective date of this class of shares was February 1, 2013.
(g)	Annualized.
(h)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding.

See notes to financial statements.

26 Annual Report	Annual Report 27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg International Growth Fund

To the Trustees and Shareholders of

Thornburg International Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Thornburg International Growth (the “Fund”) at September 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2016 by correspondence with the custodian, brokers, transfer agent, and the application of alternative procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 18, 2016

28    Annual Report

EXPENSE EXAMPLE

Thornburg International Growth Fund	September 30, 2016

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2016, and held until September 30, 2016.

	Beginning Account Value 4/1/16	Ending Account Value 9/30/16	Expenses Paid During Period† 4/1/16–9/30/16
CLASS A SHARES
Actual	$1,000.00	$1,038.50	$7.06
Hypothetical*	$1,000.00	$1,018.07	$6.99
CLASS C SHARES
Actual	$1,000.00	$1,034.60	$10.98
Hypothetical*	$1,000.00	$1,014.21	$10.87
CLASS I SHARES
Actual	$1,000.00	$1,040.60	$5.09
Hypothetical*	$1,000.00	$1,020.01	$5.04
CLASS R3 SHARES
Actual	$1,000.00	$1,038.00	$7.66
Hypothetical*	$1,000.00	$1,017.48	$7.59
CLASS R4 SHARES
Actual	$1,000.00	$1,038.20	$7.15
Hypothetical*	$1,000.00	$1,017.98	$7.08
CLASS R5 SHARES
Actual	$1,000.00	$1,040.10	$5.07
Hypothetical*	$1,000.00	$1,020.03	$5.02
CLASS R6 SHARES
Actual	$1,000.00	$1,040.80	$4.56
Hypothetical*	$1,000.00	$1,020.53	$4.51

†	Expenses are equal to the annualized expense ratio for each class (A: 1.39%; C: 2.16%; I: 1.00%; R3: 1.50%; R4: 1.40%; R5: 0.99%; R6: 0.89%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report    29

TRUSTEES AND OFFICERS

Thornburg International Growth Fund	September 30, 2016 (Unaudited)

Name, Age, Year Elected Position Held with Fund	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
INTERESTED TRUSTEES(1)(2)(4)

Garrett Thornburg, 71 Trustee since 1987, Chairman of Trustees(3)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman and controlling shareholder of Thornburg Securities Corporation (securities dealer); Chairman and CEO of Chamisa Energy, LLC; President of the Thornburg Foundation (nonprofit).	None

Brian J. McMahon, 61 Trustee since 2001, Vice Chairman of Trustees, Member of Governance & Nominating Committee & Operations Risk Oversight Committee(5)	Chief Investment Officer, Managing Director, and Portfolio Manager and, until 2016, CEO and President of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	None

INDEPENDENT TRUSTEES (1)(2)(4)

David A. Ater, 71 Trustee since 1994, Member of Audit Committee & Chairman of Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None

David D. Chase, 75 Trustee since 2000, Chairman of Audit Committee	Managing Member of CS Group, LLC, Santa Fe, NM (private investment fund – family office).	None

Sally Corning, 55 Trustee since 2012, Member of Audit Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity firm with investment programs encompassing venture capital, mezzanine debt, and growth equity).	None

Susan H. Dubin, 67 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

David L. Gardner, 53 Trustee since 2015, Member of Operations Risk Oversight Committee	Until 2012, head of EMEA (Europe, Middle East and Africa) Sales for iShares of Blackrock, Inc., EMEA Executive Committee Member and EMEA Operating Committee Member at Blackrock, Inc.	None

Owen D. Van Essen, 62 Trustee since 2004, Member of Governance & Nominating Committee & Chairman of Operations Risk Oversight Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 57 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None

30    Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg International Growth Fund	September 30, 2016 (Unaudited)

Name, Age, Year Elected Position Held with Fund	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(7)

Nimish Bhatt, 53 Treasurer since 2016(6)	Chief Financial Officer and Treasurer of Thornburg Investment Management, Inc. and Thornburg Securities Corporation since 2016; Senior Vice President (2004-2016), Chief Financial Officer (2011-2016), and Head of Fund Administration (2011-2016) of Calamos Asset Management, Inc., Calamos Investments LLC, Calamos Advisors LLC, and Calamos Wealth Management; Director of Calamos Global Funds plc (2007-2016).	Not applicable

Jason Brady, 42 President since 2016(6)	CEO and President since 2016, Vice President from 2011 to 2016, Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation since 2016.	Not applicable

Kathleen Brady, 56 Vice President since 2008	Tax Manager Fund Accounting of Thornburg Investment Management, Inc.	Not applicable

Connor Browne, 37 Vice President since 2006	Portfolio Manager, Vice President since 2013, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Tim Cunningham, 41 Vice President since 2014	Managing Director since 2011, Portfolio Manager since 2012, and Associate Portfolio Manager from 2009–2012 of Thornburg Investment Management, Inc.	Not applicable

Randy Dry, 42 Vice President since 2014	Vice President and Managing Director, Director of Institutional Group from 2014-2016, and since 2016, Chief Administrative Officer of Thornburg Investment Management, Inc.	Not applicable

Greg Dunn, 40 Vice President since 2014	Managing Director, Portfolio Manager since 2012, and Associate Portfolio Manager from 2009–2012 of Thornburg Investment Management, Inc.	Not applicable

Lon Erickson, 41 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

William V. Fries, 77 Vice President since 1995	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 45 Vice President since 2006	Vice President since 2011, Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Rolf Kelly, 37 Vice President since 2016	Portfolio Manager and Managing Director since 2013 and Associate Portfolio Manager from 2011–2013 of Thornburg Investment Management, Inc.	Not applicable

Ben Kirby, 36 Vice President since 2014	Portfolio Manager and Managing Director since 2013 and Associate Portfolio Manager from 2011–2013 of Thornburg Investment Management, Inc.	Not applicable

Jeff Klingelhofer, 41 Vice President since 2016	Portfolio Manager and Managing Director since 2015, Associate Portfolio Manager from 2012–2015, and Fixed Income Analyst from 2010–2012 of Thornburg Investment Management, Inc.	Not applicable

Rob MacDonald, 40 Vice President since 2016	Managing Director since 2015, Portfolio Manager since 2014, and Associate Portfolio Manager from 2011–2014 of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 49 Vice President since 2001	Vice President, Managing Director, and Director of Marketing of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	Not applicable

Christopher Ryon, 60 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Nicholos Venditti, 35 Vice President since 2016	Portfolio Manager and Managing Director since 2015 and Associate Portfolio Manager from 2011–2015 of Thornburg Investment Management, Inc.	Not applicable

Annual Report    31

TRUSTEES AND OFFICERS, CONTINUED

Thornburg International Growth Fund	September 30, 2016 (Unaudited)

Name, Age, Year Elected Position Held with Fund	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

Vinson Walden, 46 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 45 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 42 Vice President since 2003 Secretary since 2007(6)	Managing Director, Director of Mutual Fund Operations, and Vice President of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	Not applicable

Charles Wilson, 41 Vice President since 2016	Portfolio Manager and Managing Director since 2014 and Associate Portfolio Manager from 2012–2014 of Thornburg Investment Management, Inc.; Co-Portfolio Manager of Marsico Capital Management from 2010–2012.	Not applicable

Di Zhou, 38 Vice President since 2016	Portfolio Manager and Managing Director since 2016, Associate Portfolio Manager from 2014–2016, and Equity Research Analyst from 2010–2014 of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is a separate investment “Fund” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, all the Funds of the Trust. Each Trustee oversees all the Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the sole director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	The Bylaws of the Trust currently require that each Trustee shall retire by the end of the calendar year during which the Trustee reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(5)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the chief investment officer of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Assistant vice presidents, assistant secretaries, and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

32    Annual Report

OTHER INFORMATION

Thornburg International Growth Fund	September 30, 2016 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg. com/download or upon request by calling 1-800-847-0200.

TAX INFORMATION

For the tax year ended September 30, 2016, dividends paid by the Thornburg International Growth Fund of $4,721,380 are being reported as taxable ordinary investment income dividends for federal income tax purposes.

For the tax year ended September 30, 2016, the Fund is reporting 100.00% (or the maximum allowed) of the dividends paid from tax basis net ordinary income as qualifying for the reduced rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

The Fund is reporting 30.20% (or the maximum allowed) of the ordinary income distributions paid by the Fund for the fiscal year ended September 30, 2016 as qualified for the corporate dividends received deduction.

For the year ended September 30, 2016, foreign source income and foreign taxes paid is $21,850,800 and $2,173,362, respectively. The information and distributions reported herein may differ from the information and distributions reported to the shareholders for the calendar year ending December 31, 2016. Complete information will be reported in conjunction with your 2016 Form 1099.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg International Growth Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 13, 2016.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in May 2016 to consider aspects of their annual evaluation of the Advisor’s service to all of the funds of Thornburg Investment Trust, to plan the annual evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The independent Trustees met again in independent session in September to consider portions of the information submitted by the Advisor. The Advisor’s president and chief investment officer subsequently reviewed portions of the information with the Trustees and addressed questions from the Trustees at a full meeting session of the Trustees scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees considered a wide range of information and did not identify any single factor as controlling, and this summary does not describe all of the factors and other matters considered by the Trustees in making their determination.

Nature, Extent and Quality of Services. The Trustees considered presentations by the Advisor at meeting sessions scheduled for consideration of a continuation of the advisory agreement, and also noted their consideration of the reports the Trustees and their committees receive throughout the year on a wide variety of topics, and consideration they had given to a number of topics in previous years. Information identified by the Trustees in their evaluation as having been considered and contributing to their conclusions included

Annual Report    33

OTHER INFORMATION, CONTINUED

Thornburg International Growth Fund	September 30, 2016 (Unaudited)

Trustees’ assessments of the Advisor’s personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing levels and measures to maintain staffing levels and improve competencies, the Advisor’s commitment to attract and retain high quality portfolio management expertise through competitive compensation levels, the Advisor’s collaborative approach to investment management, the Fund’s investment performance over different periods of time, portfolio managers’ cognizance of and strategies to address market and economic trends and conditions, the evaluation and selection of individual investments, the structuring and composition of the Fund’s portfolio, management of Fund liquidity requirements, cognizance of and efforts to achieve tax efficiency, responses to share sale and redemption activity, continuing enhancements to the Advisor’s electronic and information systems and the Advisor’s engagement of outside firms to assist in improving or replacing those systems, the Advisor’s evaluation and selection of firms providing portfolio trade execution to the Fund and the Advisor’s measures to obtain favorable trade execution, the Advisor’s performance of accounting and other services, the Advisor’s continued commitment to observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, the quality and extent of written and oral reports to the Trustees over the course of the year, and other factors.

Investment Performance. The Trustees noted in their evaluation of the Fund’s investment performance the reports they had received in each regular meeting over the course of the year from the Advisor’s portfolio management personnel. The Trustees also noted in their evaluation their consideration of information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including the following items of information respecting the investment performance of the Fund: (1) the Fund’s absolute investment performance and achievement of stated objectives; (2) the Advisor’s written and oral explanations and commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions, (3) performance data for the eight calendar years since the Fund’s inception, comparing the Fund’s annual investment returns to a fund category selected by an independent mutual fund analyst firm, and to a broad-based securities index, (4) the Fund’s investment performance for the three-month, year-to-date, one-year, three-year and five-year periods ending with the second quarter of the current year comparing the Fund’s annualized returns to two mutual fund categories selected by independent mutual fund analyst firms and to a broad-based securities index, and assigning a percentage rank to the Fund’s performance for each period relative to each of the fund categories, (5) comparison of the Fund’s annualized return since inception to the Fund’s benchmark index, and (6) comparative measures of estimated earnings growth, portfolio volatility, risk and return.

The Trustees noted that quarterly reports during the year and other information presented to them confirmed the Advisor’s continued conformity to the Fund’s stated investment objectives and policies.

The Trustees observed in reviewing comparative performance data for the eight calendar years since the Fund’s inception that the Fund’s investment return for the most recent calendar year was higher than the return for the securities index and comparable to the average return for the fund category, the Fund’s returns for the preceding seven calendar years exceeded the returns for the index in five of seven years, and that the Fund’s returns exceeded or were comparable to the average returns of the fund category in four of seven years. Other quantitative data noted by the Trustees as having been considered in their evaluation showed that the Fund’s annualized investment returns fell in the third quartile of performance of the first fund category for the one-year period ended with the second quarter of the current year, fell in the fourth quartile for the three-year period, and fell at the midpoint of performance of the category for the five-year period. Noted data also showed that the Fund’s annualized investment returns fell at the midpoint of performance of the second fund category for the one-year period ended with the second quarter, fell in the third quartile of performance for the three-year period, and fell in the top quartile of performance of the category for the five-year period. Data presented to the Trustees showed that the Fund’s annualized total return (net of expenses) over the period since the Fund’s inception exceeded the annualized return for the Fund’s benchmark index. The Trustees attached additional significance to the performance data of the Fund from the perspective of longer term shareholders.

Comparisons of Fee and Expense Levels. The Trustees recognized in their evaluation the clear disclosures of the Advisor’s fees and Fund expenses in the Fund’s prospectus. Information noted by the Trustees as having been considered in this context included a variety of comparative data respecting the Fund’s fee and expense levels. This information included comparisons of the Fund’s advisory fee and overall Fund expenses to median and average fees and expenses charged to a category of mutual funds selected by an independent mutual fund analyst firm, comparisons of the advisory fee and other Fund expenses to the fee levels and expenses for two representative share classes of fund peer groups selected from the category by a second independent mutual fund analyst firm, the perspectives and advice from the second mutual fund analyst firm respecting comparisons of fund fee levels and expenses to fund peer groups, and other information. Comparative data noted as having been considered by the Trustees showed that the Fund’s advisory fee level was comparable to the median and average fee levels for the fund category, the level of total expense for a representative share class of the Fund was comparable to the median and average levels for the category, and that the level of total expense for a second representative share class was lower than the median and average levels for the category. Peer group data showed that the Fund’s advisory fee level was lower than the median for each of the two peer groups, and that the total expense levels for the two representative share classes were comparable to the median expense levels for their respective peer groups.

The Trustees noted their consideration of information respecting the advisory fees charged by the Advisor to other investment management clients, including sub-advised mutual funds, together with information about fees charged by other advisors to different clients, analysis of the differences between the requirements of institutional clients and mutual funds, analysis of the differences between the

34    Annual Report

OTHER INFORMATION, CONTINUED

Thornburg International Growth Fund	September 30, 2016

requirements of a sub-advised mutual fund and a fund as to which the investment advisor is the primary advisor and sponsor, descriptions of distinguishing characteristics of the sub-advised funds served by the Advisor, and the consequently different investment management services provided to the different categories of clients and the differing contexts in which the fee levels for these arrangements are established. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and that the fee rates charged by an investment advisor to different categories of clients had limited relevance to the evaluation of the fee rate charged by that advisor to mutual funds as to which it is the primary advisor and sponsor.

Costs and Profitability of Advisor. In reviewing the profitability of the Advisor’s services to the Fund the Trustees considered an analysis of the Advisor’s costs and the profitability to the Advisor of its services, together with data respecting the overall profitability of a selection of other investment management firms. The Trustees noted that a portion of the Advisor’s profits are an important element in the compensation of shareholder employees. The Trustees considered in this regard information from the Advisor respecting investment of its profits to maintain staffing levels, pay competitive levels of compensation, and add to its information retrieval and management systems to maintain or improve service levels. The Trustees also considered the contribution of the Advisor’s cost management to its profitability, and the relationship of the Advisor’s financial resources and profitability in previous years to its ability to attract necessary personnel, invest in systems and other assets required for its service to the Fund, and maintain or improve service levels for the Fund notwithstanding fluctuations in revenues and profitability. The information considered did not indicate to the Trustees that the Advisor’s profitability was excessive.

Potential Economies of Scale. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect potential economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, comparisons of the fee breakpoint structure for the Fund with breakpoint structures (or the absence of such structures) for other funds in a peer group selected by an independent mutual fund analyst firm, the effects of the breakpoint structure and other expense factors realized by certain Funds of the Trust as their asset levels had increased, and the Advisor’s expenditures from its own profits and resources to maintain staffing levels, pay competitive levels of compensation, and add to its information retrieval and management systems to maintain or improve service levels. The information provided demonstrated to the Trustees that the Fund’s advisory fee breakpoint structure is reasonable in relation to the structures observed in the other funds in its peer group, and that shareholders may be expected to benefit from any economies of scale, due to the advisory agreement’s breakpoint fee structure for the Fund and other factors.

Potential Ancillary Benefits. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees noted disclosures by the Advisor of its receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

Summary of Conclusions. The Trustees concluded that the nature, extent and quality of the Advisor’s services performed under the advisory agreement remained sufficient. The Trustees further concluded that the absolute and relative investment performance of the Fund over a range of pertinent holding periods on the whole was satisfactory in the context of its objectives and strategies, and that the Advisor had continued to actively and competently pursue the Fund’s stated investment objectives and adhere to the Fund’s investment policies.

The Trustees further concluded, based upon their consideration of the foregoing factors and other information, that the level of the advisory fee charged to the Fund by the Advisor is reasonable in relation to the services provided by the Advisor in view of the nature, extent and quality of those services, the investment performance of the Fund after fees and expenses, the clear disclosure of fees and expenses in the Fund’s prospectuses, comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds, and the other factors considered.

Annual Report    35

TRUSTEES’ STATEMENT TO SHAREHOLDERS

Readopted September 12, 2016

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task—our principal obligation to you—is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Trustees of Thornburg Investment Trust

36    Annual Report

THORNBURG FUNDS

Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $53 billion (as of September 30, 2016) across eight equity and 11 bond mutual funds, separate accounts for high-net-worth investors and institutional accounts, and five UCITS funds for non-U.S. investors.

The fund outlined in this report is one of many equity and fixed-income products available from Thornburg Investment Management.

Equity Funds

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg International Value Fund

•	Thornburg Better World International Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

Fixed Income Funds

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

•	Thornburg Low Duration Municipal Fund

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

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To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.

This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH1539

Annual Report

September 30, 2016

THORNBURG

INVESTMENT

INCOME BUILDER

FUND

Thornburg INVESTMENT MANAGEMENT

About Thornburg Investment Management

It’s more than what we do.

It’s how we do it.

At Thornburg, we are very different in how we think, invest, and are structured. We believe this difference is what makes us successful in helping individuals reach their long-term financial goals.

How we THINK

How we INVEST

How we’re STRUCTURED

Flexible Perspective

Portfolio Construction

Structured for Excellence

Our perspective on investment

Disciplined construction guided

How we think and how we

opportunities is more flexible

more by our convictions than

invest is made possible by

than most, viewing a wide

convention.

how we’re structured.

range of opportunities beyond

conventional boundaries to find

CONVICTION

TEAM APPROACH

hidden value.

Thorough analysis and our

relative-value framework lead

FAR FROM THE HERD

Collaboration

to conviction in our securities

ACCESS & TRANSPARENCY

Collectively, we hone ideas via

selection.

borderless cross-pollination

for better judgment and better

UNCONVENTIONAL

results.

Active management means

we seek the best value for

our clients rather than using

conventional benchmarks as

our starting point.

2 | Annual Report

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Annual Report

Thornburg Investment Income Builder Fund

September 30, 2016

Share Class	NASDAQ Symbol	CUSIP
Class A	TIBAX	885-215-558
Class C	TIBCX	885-215-541
Class I	TIBIX	885-215-467
Class R3	TIBRX	885-215-384
Class R4	TIBGX	885-215-186
Class R5	TIBMX	885-215-236

Class I, R3, R4, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

Investments carry risks, including possible loss of principal. Additional risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Investments in small- and mid-capitalization companies may increase the risk of greater price fluctuations. Portfolios investing in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity.

Annual Report    3

LETTER TO SHAREHOLDERS

Thornburg Investment Income Builder Fund	September 30, 2016 (Unaudited)

October 26, 2016

Dear Fellow Shareholder:

This letter will highlight the basic results of your Thornburg Investment Income Builder Fund’s investment activities for the twelve-month period ended September 30, 2016, the fiscal year end. In addition, we will comment on the overall investment landscape, which continues to evolve.

The Fund paid dividends of 80.3 cents per Class A share in the twelve months ended September 30, 2016, down 2.7% from the 82.5 cents per share in the comparable prior-year period. The dividends per share were higher for Class I and R5 shares, and lower on the Class C, R3, and R4 shares, to account for varying class-specific expenses. The net asset value (NAV) per Class A share increased $0.75 during the 12-month period, from $19.07 to $19.82, giving a total return including dividends of 8.35% (without sales charge).

For the fiscal year ended September 30, 2016, Thornburg Investment Income Builder Fund underperformed the blended index of 75% MSCI World Index/25% Bloomberg Barclays U.S. Aggregate Bond Index’s total return of 9.96%. Investment Income Builder outperformed the blended index by 1.89% in the first nine months of calendar 2016, but underperformed by 3.34% in the December 2015 quarter, the first quarter of this fiscal year. Performance relative to the benchmark for all share classes over various periods is set forth on page 10.

The quarter ended September 30, 2016, was the 55th full calendar quarter since the inception of Thornburg Investment Income Builder in December 2002. In 40 of these quarters, including each of the last four quarters, the Fund delivered a positive total return. The Fund has delivered positive total returns in 11 of its 13 calendar years of existence. As of September 30, 2016, Thornburg Investment Income Builder has delivered tax-efficient average annual total returns in excess of 9.4% since its inception.

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200.

The maximum sales charge for Class A shares is 4.50%. The total annual fund operating expense of Class A shares is 1.33%, as disclosed in the most recent prospectus.

Factors Impacting Your Fund’s Performance

We do not expect to pay a capital gain dividend for 2016. At September 30, 2016, the Fund had realized capital losses of more than $800 million, which may be carried forward to offset future capital gains to the extent permitted by regulations.

Several factors contributed to the year-over-year drop in dividends paid by Thornburg Investment Income Builder in the fiscal year under review. These include the following:

•	Prepayments received on bonds denominated in foreign currencies caused the Fund to recognize currency losses that offset approximately $0.08 of ordinary dividend income.

•

A portion of the cash distributions that the Fund received from its investments in pass-through entities (business development companies and asset managers) during 2015 were later characterized as capital gains, rather than ordinary income dividends. (Form K-1 disclosing tax information from pass-through entities generally arrives in March or April of the following year. We know the taxable character of the dividends received in the prior calendar year only after we receive these. We must estimate, and distribute, virtually all of the taxable income of the Fund by calendar year end. For 2015, we over-estimated the ordinary income percentage of cash received from these entities, verses capital gains). Why does the tax character of the cash received by the Fund matter? In the interest of tax efficiency, we have accumulated a significant backlog of tax-loss carryforwards sufficient to offset these capital gains. Our accumulated capital loss carryforwards offset the capital gain distribution portion of the cash received for the fiscal year ended September 30th, shielding these cash receipts from the Fund’s income stream that is used to pay dividends.

•

Several of the Fund’s highest-yielding equity investments, the publicly traded mortgage REITs and business development companies, cut their dividends in 2016 from prior-year levels. We support these dividend cuts to the extent that these firms reduce leverage and financial risk as the interest-rate outlook evolves.

•

We increased the percentage of the portfolio invested in equities with yields below the average dividend yield of the overall portfolio. We believe these investments will deliver higher dividend payments in the future.

Many of the common stocks currently held in the Thornburg Investment Income Builder portfolio increased their ordinary dividends in 2016. Collectively, these increases were insufficient to overcome the headwinds described above last year. We are optimistic for the future.

In assessing the overall fiscal year 2016 performance of Thornburg Investment Income Builder, it is instructive to consider the performance of the sector components of the MSCI World Index in U.S. dollars over the 12 months ended September 30, 2016. The MSCI World Index comprises 75%, and the entire equity portion, of the Fund’s global performance benchmark (75% MSCI World Index /25% Bloomberg Barclays U.S. Aggregate Bond Index):

1.

The MSCI World Index showed a return of 11.36% for the 12-months ended September 30, 2016. All eleven index sectors showed positive total returns, with individual sector returns ranging from 24% (materials) to 0.2% (financials). Stocks of firms in the real estate, information technology, consumer staples, energy, industrials, and

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LETTER TO SHAREHOLDERS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2016 (Unaudited)

telecommunications sectors joined materials sector stocks in outperforming the index. Stocks in the consumer discretionary, health care, and utilities sectors joined financials in underperforming the index.

2.	Income Builder investments in firms in the financials (24% average equity weighting), telecommunications (21% average equity weighting), health care (9% average equity weighting), industrials (9% average equity weighting), consumer discretionary (8% average equity weighting), energy (7% average equity weighting), consumer staples (6% average equity weighting), and information technology (5% average equity weighting) sectors comprised the largest sector weightings in the portfolio during fiscal 2016. The Fund’s performance relative to the MSCI World Index was hurt by comparative underperformance from our holdings in the telecommunications and industrials sectors, and helped by comparative outperformance from our holdings in the financial sector.

3.	In the Income Builder portfolio, 53 equity investments contributed positive returns of at least 0.05% to the portfolio during fiscal 2016, considering both portfolio weights and individual security returns. Twenty-five of the Fund’s equity investments contributed returns of negative 0.05% or worse for the fiscal year, and eight of these have been sold to fund other investments.

Investment Income Builder’s bond holdings delivered positive returns during the fiscal year. Yields on corporate and asset-backed bonds were generally lower, which supported bond prices.

Your Fund’s average return from its investments in the financial sector significantly exceeded the performance of the equities in the finance sector of the MSCI World Index in fiscal 2016. Fund investments in CME Group, Invesco Mortgage, MFA Financial, JPMorgan Chase, Ares Capital, and Chimera Investment Corporation were among the strongest performers in the portfolio. Och-Ziff, GAM Holding, UBS Group, KKR & Co., and Blackstone Group were detractors. During the first three quarters of calendar 2016 many investors expected U.S. interest-rate increases to threaten the earnings power and valuations of many of these firms. The interest-rate increases have not arrived. As of the end of the fiscal year, we still hold investments in each of these, other than Och-Ziff and Digital Realty Trust.

Your Fund’s significant holdings in the telecommunications sector delivered positive absolute returns this year, but they were the largest detractor from relative performance vis-à-vis the index. England’s BT Group, the Netherlands’ Royal KPN, Vodafone, Denmark’s TDC, and France’s Orange delivered negative returns. AT&T, China Mobile, and Singapore Telecom delivered positive returns. We sold the Fund’s investment in TDC during the year, and reduced the position in AT&T after strong share price performance increased its valuation relative to other telecommunications firms. Each of these pays interesting dividends.

Your Fund’s investments in the industrials sector delivered positive performance, but lagged the sector return of the MSCI World Index. French toll-road and airport operator Vinci and Sydney Airport led the way, while Italian toll-road and airport operator Atlantia was a detractor as concerns about political instability in Italy weighed on its share price even as operating metrics exceeded expectations.

The performance of Investment Income Builder’s holdings in the health care sector lagged those of the MSCI World Index during the fiscal year. Positive contributions from Merck & Co. and Pfizer were offset by share price declines for Sanofi, Roche Holdings, and Novartis. Political rhetoric has turned against for-profit health care firms, and we have marginally reduced the Fund’s exposure to this sector and remain underweight.

Your Fund’s lower weighting and marginal outperformance in the consumer discretionary sector contributed positively to total return. Las Vegas Sands, and Home Depot were positive contributors. Office products retailer Staples, Target Corporation, and French media firm Vivendi detracted from portfolio performance for the fiscal year.

Among Income Builder’s investments in the energy sector, pipeline operator ONEOK, Royal Dutch Shell, Canadian producers Suncor, and Canadian Oil Sands each saw significant share price gains in fiscal 2016. Negative contributions from U.S. oil refiner HollyFrontier, pipeline operator Kinder Morgan, and Husky Energy detracted from performance. The price of oil rose approximately 1.5% over the course of the fiscal year, though it declined sharply through mid-January before making a steady recovery in subsequent months. Global demand for oil and gas has increased as prices have declined. We expect global oil production growth to slow in the coming years as investments to sustain aging fields and develop new resources are cut.

Among Fund investments in the consumer staples sector, Netherlands-based grocer Royal Ahold, Korea’s KT&G Corporation, and Nestlé each delivered positive contributions in fiscal 2016, while Walgreens Boots Alliance detracted modestly.

Among other portfolio holdings, notable contributors included semiconductor makers Qualcomm and Taiwan Semiconductor Manufacturing, Washington REIT, Lamar Advertising, and Duke Energy. Detractors included Électricité de France and Chinese electricity generator Huaneng Power.

Market Volatility and Performance of Holdings

Because of the significant volatility in financial markets over the last 15 months, we wish to review the share price declines of the most negative contributors to the Fund’s performance during the second half of 2015 through February 11, 2016, along with the subsequent performance of these investments through September 30th. February 11, 2016, was the lowest net asset value day ($17.10/share) for Thornburg Investment Income Builder over the past year. For the most part, the companies listed below appear capable of demonstrating resilience, and the stock price recoveries displayed have contributed significantly to Thornburg Investment

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LETTER TO SHAREHOLDERS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2016 (Unaudited)

Income Builder’s net asset value increase from $17.10/share on February 11th to $19.82 on September 30th. The Fund still held 15 of the 20 below-listed investments as of September 30th. We sold the Fund’s position in Kinder Morgan to make room for attractively priced bonds of energy pipeline firms, and to increase our equity holding in another North American pipeline business, ONEOK, which performed very well. More recently, we sold the Fund’s position in Husky Energy to increase position sizes in Royal Dutch Shell and Suncor, following Husky’s decision to eliminate its dividend. We sold modest positions in Denmark’s telecom operator TDC, office supplies retailer Staples, and French pharmaceuticals firm Sanofi to make room for other opportunities.

Table I | The 20 Most Negative Contributors to Investment Income Builder Performance Between June 30, 2015 and February 11, 2016

		Stock Price Change
Company Name	Industry Sector	(6/30/15 to 2/11/16)	(2/11/16 to 9/30/16)
Williams Companies	Energy	-76.2%	+131.2%
JP Morgan Chase & Co	Financial	-20.1%	+25.5%
China Mobile Ltd.	Telecommunications	-17.8%	+15.0%
TDC A/S	Telecommunications	-39.1%	+34.2 (now sold	% )
Telenor ASA	Telecommunications	-35.3%	+23.4%
KKR & Co.	Financial	-49.5%	+28.1%
Electricite de France	Utility	-44.4%	+4.8%
Kinder Morgan Inc.	Energy	-57.8%	sold during decline period
DBS Group Holdings	Financial	-32.7%	+19.4%
Novartis AG	Health Care	-27.6%	+9.9%
Royal Dutch Shell	Energy	-23.4%	+18.7%
Staples, Inc.	Consumer Discretionary	-45.3%	+4.4 (now sold	% )
Blackstone Group	Financial	-39.5%	+10.9%
Husky Energy	Energy	-55.1%	+46.4 (now sold	% )
Vodafone Group	Telecommunications	-18.6%	-0.8%
Sanofi	Health Care	-22.3%	-0.4 (now sold	% )
ONEOK, Inc.	Energy	-46.1%	+161.9%
Apollo Investment Corp.	Financial	-35.2%	+35.5%
Qualcomm	Technology	-30.1%	+59.3%
Invesco Mortgage Capital	Financial	-27.2%	+55.2%

The Australian dollar and Japanese yen each appreciated vis-à-vis the U.S. dollar during the fiscal year, while the British pound, the euro, the Swiss franc, and Chinese yuan declined. We hedged a majority of the currency exposure to the Japanese yen, Chinese yuan, the euro, and other European currencies tied to the euro. We are more focused on risk management than on reaping possible currency gains from exposure to assets denominated in these currencies. Currency hedges modestly contributed to our performance relative to the MSCI World Index during the fiscal year.

Your Fund’s Bond Component

Within its bond portfolio, Investment Income Builder owned significantly fewer U.S. government and agency bonds than the Bloomberg Barclays U.S. Aggregate Bond Index. U.S. government bonds delivered a mixed performance in the Fund’s fiscal year, with yields rising on short maturities under three years and dropping between 20 and 55 basis points on maturities longer than five years. Yield spreads of corporate credits over government bond yields decreased from September 30, 2015, to September 30, 2016, driving a strong recovery in prices of these bonds. The FINRA-Bloomberg Active High Yield U.S. Corporate Bonds Index declined 1.64% during the fiscal year. The Fund’s bond portfolio has an effective duration of approximately 4.2 years as of September 30, 2016.

Readers of this commentary who are long-time shareholders of Income Builder will recall that the interest-bearing debt portion of the Fund’s portfolio has varied over time, ranging from less than 9% last year to 45% at June 30, 2009.

Chart I | Interest-Bearing Investments as a Percentage of Total Portfolio as of September 30, 2016

As of September 30th, the Fund portfolio included more than 120 bonds and hybrid securities.

The Economic and Policy Investment Backdrop

Investors continue to debate the future direction of the economies of China, Europe, various emerging markets, and the United States. They weigh potential policy actions (and inaction) by the U.S. Federal Reserve, Congress, the U.S. elections, and the significance of the U.K. electorate’s “Brexit” vote to leave the European Union. For the most part, the political and macroeconomic issues remain open. Production growth of many commodities outpaced demand growth for several years prior to 2015, creating ongoing pressure on prices of oil and other commodities. At today’s commodity prices, flows of new capital necessary to sustain the higher production levels are contracting, while demand for most commodities is firming and inventories are

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LETTER TO SHAREHOLDERS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2016 (Unaudited)

no longer increasing. U.S. domestic oil production has declined by almost one million barrels/day from June 2015 to September 2016, while demand has expanded by a similar amount over the same period, according to the U.S. Energy Information Agency. Overall, global consumer spending is growing.

Forward earnings expectations for the MSCI World Index were reduced throughout 2015 and into 2016; however, company earnings show signs of leveling out or recovering in some markets. Global economic growth expectations appear to be improving, causing investor preferences to shift from more defensive debt and equity assets to more economically sensitive assets during the September quarter. Most major central banks around the world continue to pursue easy monetary conditions, as indicated by the fact that more than $11 trillion of government bonds issued by countries around the world were priced with negative yields as of September 30th. Easy money policies have increased the potential volatility of financial asset prices, as excess liquidity sloshes around from one investment theme to the next. It is debatable whether the unconventional monetary policies are having any positive impact on the real economies of developed countries. We cannot be certain how long unconventional monetary policies will continue, or what consequences will result from any changes in course. We believe that our geographically diverse portfolio of cash generative equities and attractive yielding bonds with limited duration should prove resilient through changing conditions.

While low interest rates are good news for borrowers, they have negative consequences for conservative savers and income-seeking investors. Total reported taxable interest income of all U.S. households fell from $168 billion in 2009 to less than $94 billion in 2014, a five-year drop of $74 billion (negative 44%), according to Statistics of Income published by the U.S. Internal Revenue Service.

Investors must consider other options. Banks have aggressively reduced yields on deposits, and money market funds yield around one half of 1%. A very large pool of investor dollars is looking for better returns elsewhere, but in sensible investments. We are optimistic that the types of income producing investments owned by the Thornburg Investment Income Builder Fund will experience sustainable popularity among investors as their intrinsic value for income production are recognized. A high percentage of investor funds belong to people over the age of 55, for whom income is an increasingly necessary and desirable attribute.

Thank you for being a shareholder of Thornburg Investment Income Builder Fund. Remember that you can review descriptions of many of the stocks in your portfolio at your leisure by going to our internet site, www.thornburg.com/iib. Best wishes for a wonderful holiday season and a happy 2017.

Sincerely,

Brian McMahon Portfolio Manager Chief Investment Officer and Managing Director	Jason Brady, CFA Portfolio Manager CEO, President, and Managing Director	Ben Kirby, CFA Portfolio Manager Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

The views expressed by the portfolio managers reflect their professional opinions and are subject to change. Under no circumstances does the information contained within represent a recommendation to buy or sell any security.

Annual Report    7

THE DIVIDEND LANDSCAPE

Thornburg Investment Income Builder Fund	September 30, 2016 (Unaudited)

To appreciate the investment environment in which Thornburg Investment Income Builder Fund operates, you may wish to review these highlights of the “dividend landscape.”

The S&P 500 Index Payout Ratio – A Historical Perspective

The dividend payout ratio is a fraction that expresses dividend payments as a percentage of per-share earnings. As the economy slowed in the wake of the financial crisis, earnings-per-share on average declined, causing the payout ratio to spike, even as dividends paid by the S&P 500 portfolio declined. Earnings have since materially improved, bringing the payout ratio back in line with the overall trend in recent times.

S&P 500 Index Payout Ratio

Corporate Willingness to Pay Dividends is Key to the Fund’s Investment Process

The Russell 1000 Index includes approximately 1,000 public companies that are supposed to be generally representative of corporate America. Between 1980 and 1993, at least 75% of these firms paid some dividend. Between 1994 and 2001, the percentage of Russell 1000 companies paying dividends sank to just over 50%, indicating a preference towards reinvesting retained earnings in growth initiatives. Dividends returned to fashion between 2002 and 2008. A reduction in the number of Russell 1000 firms paying dividends followed the 2008 recession. However, from early 2010, the number steadily climbed back to around 70%.

Percentage of Companies Paying Dividends in Russell 1000 Index

Rising Dividend Payments Despite Decreasing Dividend Yields

Over time, the dollar dividend per unit of the S&P 500 Index has generally increased. Because the price of the index itself has increased even more, the yield on the S&P 500 Index, as a percentage of the current index price, has generally decreased in recent decades. You should note, however, that the dollar yield on an original investment made at a fixed point in time (say, 1970 or 1989) has increased, even without reinvestment of dividends.

S&P 500 Index Average Yield vs. Annual Dividends from a Hypothetical $100,000 Investment (Dividends not Reinvested)

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THE DIVIDEND LANDSCAPE, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2016 (Unaudited)

The Top 100 Dividend Yields

	Russell 1000 Index	Russell 2000 Index
Real Estate	31%	29%
Consumer Discretionary	15%	8%
Financials	14%	31%
Energy	14%	14%
Utilities	12%	3%
Industrials	4%	5%
Materials	4%	2%
Telecommunication Services	4%	1%
Consumer Staples	2%	2%
Information Technology	0%	2%
Health Care	0%	3%

Source: FactSet as of September 30, 2016.

A Truly Diversified Dividend-Paying

Portfolio Must Look Beyond the Obvious High-Yield Stocks!

In the (large cap) Russell 1000 Index, 45% of the top 100 dividend payers are in the real estate and financials sectors. In the (small cap) Russell 2000 Index, 60% of the top 100 dividend-yielding stocks are real estate or financials companies. To construct a diversified portfolio of attractive yielding stocks, one must look beyond these sectors. We certainly do.

Dividend yield is a ratio that shows how much a company pays out in dividends each year relative to its share price.

Estimated Average Dividend Yields (MSCI Indices) of Markets Around the Globe

Global Diversification Can Improve the Portfolio Yield

Since firms outside the U.S. tend to pay higher dividends than U.S. firms, particularly outside the financial and utility sectors, we maintain the ability to diversify the Thornburg Investment Income Builder Fund into foreign dividend-paying stocks to try to take advantage of these opportunities.

Diversification does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Dividends are not guaranteed.

Annual Report    9

PERFORMANCE SUMMARY

Thornburg Investment Income Builder Fund	September 30, 2016 (Unaudited)

Average Annual Total Returns

	1-Yr	3-Yr	5-Yr	10-Yr	Since Incep.
Class A Shares (Incep: 12/24/02)
Without sales charge	8.35%	3.77%	7.89%	6.07%	9.44%
With sales charge	3.46%	2.19%	6.90%	5.58%	9.08%
Class C Shares (Incep: 12/24/02)
Without sales charge	7.59%	3.03%	7.13%	5.35%	8.78%
With sales charge	6.59%	3.03%	7.13%	5.35%	8.78%
Class I Shares (Incep: 11/3/03)	8.71%	4.12%	8.25%	6.42%	8.64%
Class R3 Shares (Incep: 2/1/05)	8.01%	3.45%	7.57%	5.78%	6.95%
Class R4 Shares (Incep: 2/1/08)	8.12%	3.56%	7.69%	—	4.59%
Class R5 Shares (Incep: 2/1/07)	8.52%	3.97%	8.10%	—	5.49%
Blended Index (Since 12/24/02)	9.96%	5.52%	9.59%	4.83%	7.29%

Growth of a Hypothetical $10,000 Investment

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no sales charge for Class I, R3, R4, and R5 shares.

As disclosed in the most recent prospectus, the total annual fund operating expenses are as follows: A shares, 1.33%; C shares, 2.08%; I shares, 1.01%; R3 shares, 1.71%; R4 shares, 1.62%; R5 shares, 1.23%. Thornburg Investment Management and/or Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least February 1, 2017, for some of the share classes, resulting in net expense ratios of the following: C shares, 2.06%; R3 shares, 1.66%; R4 shares, 1.56%; R5 shares, 1.15%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.

30-day SEC Yield as of 9/30/16 (A Shares): 3.39%

Glossary

Bloomberg Barclays U.S. Aggregate Bond Index – An index composed of approximately 8,000 publicly traded bonds including U.S. government, mortgage-backed, corporate, and Yankee bonds. The index is weighted by the market value of the bonds included in the index.

Blended Index – The Blended Index is composed of 25% Bloomberg Barclays U.S. Aggregate Bond Index and 75% MSCI World Index.

FlNRA-Bloomberg Active High Yield U.S. Corporate Bond Index – An index comprised of the “active” (most frequently traded) fixed-coupon, high-yield bonds represented by FINRA TRACE, FINRA’s transaction reporting facility that disseminates all over-the-counter secondary market transactions in these public bonds.

MSCI Country Indices – These indices are free float-adjusted market capitalization indices that are designed to measure equity market performance in that specific country in U.S. dollars.

MSCI World Index – An unmanaged market-weighted index that consists of securities traded in 24 of the world’s most developed countries. Securities are listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand, and the Far East. The index is calculated with net dividends reinvested, in U.S. dollars.

S&P 500 Index – An unmanaged broad measure of the U.S. stock market.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Basis Point (bp) – A unit equal to 1/100th of 1%. 1% = 100 basis points (bps).

Duration – A bond’s sensitivity to interest rates, incorporating the embedded option features, such as call provisions. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

REITs – Securities that sell like a stock on the major exchanges and invest in real estate directly, either through properties or mortgages. REITs receive special tax considerations and typically offer investors high yields as well as a highly liquid method of investing in real estate.

Yield Spread – The difference between yields on differing debt instruments, calculated by deducting the yield of one instrument from another.

10    Annual Report

FUND SUMMARY

Thornburg Investment Income Builder Fund	September 30, 2016 (Unaudited)

Objectives and Strategies

The Fund seeks to provide a level of current income which exceeds the average yield on U.S. stocks generally, and which will generally grow, subject to periodic fluctuations, over the years on a per share basis. The Fund’s secondary investment objective is long-term capital appreciation.

The Fund may invest in any domestic or foreign equity or debt security which Thornburg Investment Management believes may assist the Fund in pursuing its investment goals, although the Fund expects that equity securities in its portfolio will normally be weighted in favor of companies that pay dividends or other current income.

Portfolio Composition

Top Ten Equity Holdings

China Mobile Ltd.	4.7%
Royal Dutch Shell plc ADR	3.4%
JPMorgan Chase & Co.	3.0%
CME Group, Inc.	3.0%
Atlantia S.p.A.	2.9%
BT Group plc	2.4%
The Home Depot, Inc.	2.2%
Telenor ASA	2.1%
Roche Holding AG	2.0%
Orange SA	2.0%

Sector Exposure

(percent of equity holdings)

Financials	26.4%
Telecommunication Services	22.7%
Industrials	9.6%
Energy	8.6%
Health Care	7.4%
Consumer Discretionary	7.3%
Consumer Staples	5.8%
Information Technology	4.7%
Real Estate	3.1%
Utilities	3.0%
Materials	1.3%
Other	0.1%

Country Exposure*

(percent of Fund)

United States	41.0%
Netherlands	9.6%
United Kingdom	7.1%
Switzerland	7.0%
France	6.3%
China	5.4%
Italy	4.6%
Singapore	3.3%
Taiwan	2.4%
Norway	2.4%
Canada	1.4%
Hong Kong	1.2%
South Korea	1.1%
Germany	0.9%
Spain	0.8%
Australia	0.7%
Russia	0.7%
South Africa	0.5%
Thailand	0.4%
Jamaica	0.4%
Brazil	0.3%
Cayman Islands	0.3%
Luxembourg	0.2%
Chile	0.1%
Ireland	0.1%
Japan	0.1%
Panama**	0.0%
Trinidad and Tobago**	0.0%
Other Assets Less Liabilities	1.7%

*	The country assignment of each holding is determined by the Fund’s Advisor based on various factors, including the location of the issuer’s head office, the issuer’s jurisdiction of incorporation and the country from which a majority of the issuer’s revenue is derived.
**	Country percentage was less than 0.1%.

There is no guarantee that the Fund will meet its investment objectives.

All portfolio information is subject to change. Charts may not add up to 100% due to rounding.

Annual Report    11

FUND SUMMARY, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2016 (Unaudited)

Quarterly Dividend History, Class A

Year	Q1		Q2		Q3		Q4		Total
2003	9.2	¢	11.2	¢	12.4	¢	17.5	¢	50.3	¢
2004	10.2	¢	12.5	¢	15.0	¢	21.8	¢	59.5	¢
2005	11.0	¢	13.6	¢	17.4	¢	29.0	¢	71.0	¢
2006	12.5	¢	16.0	¢	19.2	¢	33.0	¢	80.7	¢
2007	14.2	¢	18.5	¢	21.5	¢	36.8	¢	91.0	¢
2008	17.9	¢	21.8	¢	26.0	¢	36.8	¢	102.4	¢
2009	18.0	¢	24.2	¢	28.0	¢	34.5	¢	104.7	¢
2010	19.8	¢	25.0	¢	32.0	¢	36.0	¢	112.8	¢
2011	21.0	¢	26.0	¢	32.0	¢	37.5	¢	116.5	¢
2012	21.5	¢	26.0	¢	28.5	¢	36.0	¢	112.0	¢
2013	21.5	¢	25.3	¢	25.0	¢	24.5	¢	96.3	¢
2014	22.5	¢	24.0	¢	27.0	¢	26.0	¢	99.5	¢
2015	16.5	¢	20.0	¢	20.0	¢	25.3	¢	81.8	¢
2016	17.0	¢	18.5	¢	19.5	¢

We do not expect each sequential quarter’s dividend to increase over that of the prior quarter, since dividend payments outside the United States tend to be seasonal. Rather, the Fund aspires to increase the dividend paid on an annual basis.

Evolution of Industry Group Exposure

Top 10 industry groups quarter by quarter (percent of equity holdings)

As of 9/30/16

Telecommunication Services	22.7%
Diversified Financials	15.9%
Energy	8.6%
Banks	7.8%
Pharmaceuticals, Biotechnology & Life Sciences	7.4%
Transportation	4.5%
Capital Goods	4.5%
Retailing	4.4%
Semiconductors & Semiconductor Equipment	4.1%
Real Estate	3.1%

As of 3/31/16

Telecommunication Services	20.9%
Diversified Financials	10.3%
Real Estate	9.9%
Pharmaceuticals, Biotechnology & Life Sciences	9.5%
Banks	7.0%
Energy	6.1%
Retailing	5.6%
Transportation	4.3%
Capital Goods	3.9%
Utilities	3.5%

As of 6/30/16

Telecommunication Services	23.0%
Diversified Financials	9.5%
Pharmaceuticals, Biotechnology & Life Sciences	9.0%
Real Estate	8.7%
Banks	8.2%
Energy	6.9%
Retailing	4.8%
Transportation	4.3%
Semiconductors & Semiconductor Equipment	3.9%
Utilities	3.8%

As of 12/31/15

Telecommunication Services	21.1%
Diversified Financials	11.1%
Real Estate	9.9%
Pharmaceuticals, Biotechnology & Life Sciences	9.3%
Banks	6.8%
Energy	5.9%
Utilities	5.5%
Retailing	5.4%
Transportation	4.2%
Capital Goods	3.5%

12    Annual Report

SCHEDULE OF INVESTMENTS

Thornburg Investment Income Builder Fund	September 30, 2016

	Shares/ Principal Amount	Value
COMMON STOCK — 87.93%
AUTOMOBILES & COMPONENTS — 0.60%
Automobiles — 0.60%
Daimler AG	1,396,100	$98,348,599

		98,348,599

BANKS — 6.68%
Banks — 6.68%
DBS Group Holdings Ltd.	25,721,200	290,275,917
ING Groep N.V.	21,617,500	266,881,217
JPMorgan Chase & Co.	7,329,000	488,038,110
Liechtensteinische Landesbank AG	1,041,411	41,806,515

		1,087,001,759

CAPITAL GOODS — 3.94%
Aerospace & Defense — 0.65%
BAE Systems plc	15,559,800	105,679,405

Construction & Engineering — 2.10%
Bouygues SA	1,793,900	59,437,629
Ferrovial SA	830,000	17,668,601
Vinci S.A.	3,454,595	264,354,452

Industrial Conglomerates — 1.19%
Hopewell Holdings Ltd.	37,798,340	137,911,018
NWS Holdings Ltd.	34,000,000	56,722,191

		641,773,296

COMMERCIAL & PROFESSIONAL SERVICES — 0.56%
Professional Services — 0.56%
Wolters Kluwer N.V.	2,130,374	91,167,213

		91,167,213

CONSUMER DURABLES & APPAREL — 0.24%
Household Durables — 0.24%
Barratt Developments plc	6,100,000	39,081,885

		39,081,885

CONSUMER SERVICES — 1.06%
Hotels, Restaurants & Leisure — 1.06%
Las Vegas Sands Corp.	3,011,700	173,293,218

		173,293,218

DIVERSIFIED FINANCIALS — 14.02%
Capital Markets — 9.21%
Apollo Global Management, LLC	3,887,163	69,813,447
[a] Apollo Investment Corp.	24,800,000	143,840,000
Ares Capital Corp.	15,285,900	236,931,450
CME Group, Inc.	4,600,000	480,792,000
GAM Holding AG	3,798,882	36,287,828
KKR & Co. LP	6,860,110	97,825,169
[a] Solar Capital Ltd.	4,607,900	94,554,108
The Blackstone Group LP	5,720,000	146,031,600
UBS Group AG	14,116,325	192,237,756

Mortgage Real Estate Investment Trusts — 4.81%
Chimera Investment Corp.	5,707,084	91,027,990
[a] Dynex Capital, Inc.	3,562,668	26,434,997
[a] Invesco Mortgage Capital, Inc.	13,839,800	210,780,154
[a] MFA Financial, Inc.	33,520,151	250,730,729
[a] Two Harbors Investment Corp.	23,875,000	203,653,750

		2,280,940,978

Annual Report    13

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2016

	Shares/ Principal Amount	Value
ENERGY — 7.59%
Oil, Gas & Consumable Fuels — 7.59%
Eni S.p.A.	12,069,800	$173,821,282
HollyFrontier Corp.	1,705,000	41,772,500
ONEOK, Inc.	3,644,700	187,301,133
Royal Dutch Shell plc A Shares	4,320,880	107,193,685
Royal Dutch Shell plc ADR	8,777,800	439,504,446
Suncor Energy, Inc.	6,120,976	169,919,544
The Williams Companies, Inc.	3,757,000	115,452,610

		1,234,965,200

FOOD & STAPLES RETAILING — 2.55%
Food & Staples Retailing — 2.55%
Koninklijke Ahold Delhaize N.V.	5,174,247	117,935,364
Walgreens Boots Alliance, Inc.	3,681,106	296,770,766

		414,706,130

FOOD, BEVERAGE & TOBACCO — 2.17%
Food Products — 1.07%
Nestle SA	2,200,000	173,350,489

Tobacco — 1.10%
KT&G Corp.	1,578,577	179,163,867

		352,514,356

HOUSEHOLD & PERSONAL PRODUCTS — 0.42%
Household Products — 0.42%
Reckitt Benckiser plc	719,900	67,789,566

		67,789,566

INSURANCE — 2.44%
Insurance — 2.44%
Gjensidige Forsikring ASA	2,224,776	41,520,099
Legal and General Group plc	34,968,500	99,124,463
NN Group NV	8,333,300	256,029,022

		396,673,584

MATERIALS — 1.14%
Chemicals — 0.67%
LyondellBasell Industries NV	1,348,900	108,802,274

Metals & Mining — 0.47%
Mining and Metallurgical Co. Norilsk Nickel PJSC ADR	690,000	11,026,200
Mining and Metallurgical Co. Norilsk Nickel PJSC ADR	4,119,000	66,109,950

		185,938,424

MEDIA — 0.70%
Media — 0.70%
Vivendi S.A.	5,619,968	113,321,717

		113,321,717

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 6.53%
Pharmaceuticals — 6.53%
Merck & Co., Inc.	5,144,087	321,042,470
Novartis AG	2,385,600	187,606,629
Pfizer, Inc.	6,740,100	228,287,187
Roche Holding AG	1,315,500	326,336,078

		1,063,272,364

REAL ESTATE — 2.75%
Equity Real Estate Investment Trusts — 2.75%
Crown Castle International Corp.	1,750,000	164,867,500
Lamar Advertising Co.	1,790,620	116,945,392
[a] Washington REIT	5,300,000	164,936,000

		446,748,892

14    Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2016

	Shares/ Principal Amount	Value
RETAILING — 3.84%
Multiline Retail — 1.63%
Target Corp.	3,872,634	$265,972,503

Specialty Retail — 2.21%
The Home Depot, Inc.	2,794,400	359,583,392

		625,555,895

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 3.66%
Semiconductors & Semiconductor Equipment — 3.66%
Advanced Semiconductor Engineering, Inc.	60,959,000	73,122,407
Qualcomm, Inc.	2,929,200	200,650,200
Taiwan Semiconductor Manufacturing Co., Ltd.	55,341,000	322,206,776

		595,979,383

TECHNOLOGY HARDWARE & EQUIPMENT — 0.46%
Technology, Hardware, Storage & Peripherals — 0.46%
Apple, Inc.	659,800	74,590,390

		74,590,390

TELECOMMUNICATION SERVICES — 19.98%
Diversified Telecommunication Services — 12.67%
AT&T, Inc.	6,124,000	248,695,640
BT Group plc	76,675,884	386,651,122
Jasmine Broadband Internet Infrastructure Fund	205,724,000	69,465,247
Koninklijke KPN N.V.	86,168,500	286,036,113
Orange SA	20,766,300	324,956,396
Singapore Telecommunications Ltd.	82,235,215	239,402,950
Swisscom AG	342,000	162,533,608
Telenor ASA	20,038,200	343,636,607

Wireless Telecommunication Services — 7.31%
China Mobile Ltd.	62,938,574	761,536,945
MegaFon PJSC Reg S GDR	2,522,000	24,085,100
MTN Group Ltd.	9,873,310	84,512,224
Vodafone Group plc	111,466,424	320,378,055

		3,251,890,007

TRANSPORTATION — 3.96%
Transportation Infrastructure — 3.96%
Atlantia S.p.A.	18,526,902	470,147,233
China Merchants Holdings International Co. Ltd.	32,112,830	85,494,551
Jiangsu Express Co. Ltd.	18,364,000	25,380,599
Sydney Airport	12,023,554	64,139,511

		645,161,894

UTILITIES — 2.64%
Electric Utilities — 1.68%
Electricite de France SA	17,294,003	210,396,658
Terna Rete Elettrica Nazionale S.p.A.	12,148,421	62,612,074

Multi-Utilities — 0.96%
Dominion Resources, Inc.	700,000	51,989,000
National Grid plc	7,412,000	104,909,088

		429,906,820

TOTAL COMMON STOCK (Cost 13,258,229,230)		14,310,621,570

PREFERRED STOCK — 0.40%

BANKS — 0.21%
Banks — 0.21%
Barclays Bank plc Pfd, 7.10%	200,000	5,150,000
[b] First Tennessee Bank Pfd, 3.75%	12,000	8,632,876
GMAC Capital Trust I Pfd, 8.125%	628,126	15,960,682
KeyCorp Pfd, 8.625%	143,295	3,742,865

		33,486,423

Annual Report    15

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2016

	Shares/ Principal Amount	Value
DIVERSIFIED FINANCIALS — 0.02%
Capital Markets — 0.02%
Morgan Stanley Pfd, 4.00%	120,000	$2,910,000

		2,910,000

MISCELLANEOUS — 0.06%
U.S. Government Agencies — 0.06%
Farm Credit Bank of Texas Pfd, 10.00%	9,000	10,687,500

		10,687,500

TELECOMMUNICATION SERVICES — 0.11%
Wireless Telecommunication Services — 0.11%
[b] Centaur Funding Corp. Pfd, 9.08%	15,000	17,723,437

		17,723,437

TOTAL PREFERRED STOCK (Cost 63,787,618)		64,807,360

ASSET BACKED SECURITIES — 0.22%

COMMERCIAL MTG TRUST — 0.02%
Citigroup Commercial Mortgage Trust, Series 2004-HYB2 Class B1, 2.951%, 3/25/2034	$755,094	618,495
[b] Credit Suisse Mortgage Trust, Series 2016-BDWN Class E, 12.024%, 2/15/2029	2,000,000	2,000,072

		2,618,567

OTHER ASSET BACKED — 0.07%
[b] Fairway Outdoor Funding, LLC, Series 2012-1 Class B, 8.835%, 10/15/2042	7,000,000	7,300,138
[b] JPR Royalty, LLC, 14.00%, 9/1/2020	5,000,000	2,500,000
[b,c] Northwind Holdings, LLC, Series 2007-1A Class A1 Floating Rate Note, 1.622%, 12/1/2037	2,406,250	2,237,813

		12,037,951

RESIDENTIAL MTG TRUST — 0.13%
Banc of America Funding Corp., Series 2006-I Class SB1, 2.764%, 12/20/2036	1,738,617	407,529
Bear Stearns ARM Mortgage, Series 2003-6 Class 2B-1, 2.894%, 8/25/2033	156,259	153,512
FBR Securitization Trust, Series 2005-2 Class M1, 1.244%, 9/25/2035	11,361,661	11,306,704
Merrill Lynch Mortgage Investors Trust, Series 2004-A4 Class M1, 2.855%, 8/25/2034	5,009,825	4,483,096
Morgan Stanley Capital, Inc., Series 2005-HE7 Class A2C, 0.845%, 11/25/2035	3,464,602	3,445,541
Wells Fargo Asset Securities Corp., Series 2005-AR1 Class 1B1, 2.77%, 2/25/2035	4,096,323	636,726

		20,433,108

TOTAL ASSET BACKED SECURITIES (Cost 39,802,170)		35,089,626

CORPORATE BONDS — 8.51%

AUTOMOBILES & COMPONENTS — 0.03%
Auto Components — 0.03%
[b,d] Nexteer Automotive Group Ltd., 5.875%, 11/15/2021	4,300,000	4,558,000

		4,558,000

BANKS — 0.08%
Banks — 0.08%
[b,d] Groupe BPCE, 12.50%, 8/29/2049	10,211,000	12,930,802

		12,930,802

CAPITAL GOODS — 0.26%
Aerospace & Defense — 0.06%
[b] CBC Ammo, LLC, 7.25%, 11/15/2021	9,265,000	9,033,375

Construction & Engineering — 0.09%
[b] Zachry Holdings, Inc., 7.50%, 2/1/2020	15,420,000	15,342,900

Industrial Conglomerates — 0.11%
Otter Tail Corp., 9.00%, 12/15/2016	17,000,000	17,214,336

		41,590,611

COMMERCIAL & PROFESSIONAL SERVICES — 0.01%
Commercial Services & Supplies — 0.01%
RR Donnelley, 7.625%, 6/15/2020	1,697,000	1,837,003

		1,837,003

16    Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2016

	Shares/ Principal Amount	Value
CONSUMER SERVICES — 0.23%
Diversified Consumer Services — 0.23%
[b] Laureate Education, Inc., 10.00%, 9/1/2019	$40,000,000	$38,100,000

		38,100,000

DIVERSIFIED FINANCIALS — 0.46%
Capital Markets — 0.06%
Goldman Sachs Group, Inc., 5.625%, 1/15/2017	8,000,000	8,094,664
[b] Morgan Stanley (BRL), 10.09%, 5/3/2017	4,560,000	1,379,014

Consumer Finance — 0.06%
First Cash Financial Services, Inc., 6.75%, 4/1/2021	10,395,000	10,862,775

Diversified Financial Services — 0.34%
Bank of America Corp. (BRL), 10.75%, 8/20/2018	5,000,000	1,530,818
[b,d] CFG Holdings Ltd./CFG Finance, LLC, 11.50%, 11/15/2019	27,634,000	28,324,850
JPMorgan Chase & Co., 7.90%, 12/29/2049	15,000,000	15,412,500
National Rural Utilities Cooperative Finance Corp., 10.375%, 11/1/2018	5,000,000	5,912,305
[b] TMX Finance, LLC/Titlemax Finance, 8.50%, 9/15/2018	5,385,000	4,011,825

		75,528,751

ENERGY — 2.50%
Energy Equipment & Services — 0.01%
[b,d,e] Schahin II Finance Co. (SPV) Ltd., 5.875%, 9/25/2023	11,640,133	1,396,816

Oil, Gas & Consumable Fuels — 2.49%
Calumet Specialty Products Partners, LP, 7.625%, 1/15/2022	6,550,000	5,289,125
Calumet Specialty Products Partners, LP, 6.50%, 4/15/2021	15,010,000	12,270,675
Calumet Specialty Products Partners, LP, 7.75%, 4/15/2023	5,000,000	4,000,000
[b] Citgo Petroleum Corp., 6.25%, 8/15/2022	27,000,000	26,325,000
[b] DCP Midstream, LLC, 9.75%, 3/15/2019	5,000,000	5,560,000
Enbridge Energy Partners LP, 9.875%, 3/1/2019	9,750,000	11,353,573
Energy Transfer Partners LP, 3.774%, 11/1/2066	13,820,000	9,397,600
Enterprise Products Operating LP, 7.034%, 1/15/2068	14,480,000	15,302,319
Gastar Exploration USA, Inc., 8.625%, 5/15/2018	7,782,000	6,536,880
[b,d] Gaz Capital SA, 8.146%, 4/11/2018	2,000,000	2,161,016
HollyFrontier Corp., 5.875%, 4/1/2026	25,000,000	27,081,575
Kinder Morgan Energy Partners LP, 9.00%, 2/1/2019	8,000,000	9,168,920
Kinder Morgan Energy Partners LP, 5.00%, 3/1/2043	10,000,000	9,405,950
Kinder Morgan Energy Partners LP, 5.80%, 3/15/2035	10,000,000	10,376,260
Kinder Morgan, Inc., 5.30%, 12/1/2034	23,630,000	23,558,519
Kinder Morgan, Inc., 5.55%, 6/1/2045	5,000,000	5,129,455
[b,e] Linc Energy, 12.50%, 10/31/2017	22,791,000	228
[b,e] Linc Energy, 9.625%, 10/31/2017	19,433,000	3,886,600
NuStar Logistics LP, 8.15%, 4/15/2018	18,000,000	19,440,000
[b,d] Odebrecht Offshore Drilling Finance Ltd., 6.75%, 10/1/2023	19,809,103	3,664,684
ONEOK Partners LP, 8.625%, 3/1/2019	8,000,000	9,073,984
[b,d] Petro Co., Trinidad Tobago Ltd., 9.75%, 8/14/2019	4,000,000	4,430,000
[e,f] RAAM Global Energy Co., 12.50%, 10/1/2049	15,000,000	150,000
Summit Midstream Holdings, LLC, 5.50%, 8/15/2022	8,172,000	7,783,830
Teppco Partners LP, 7.00%, 6/1/2067	7,000,000	5,822,320
The Williams Companies, Inc., 3.70%, 1/15/2023	29,129,000	28,255,130
The Williams Companies, Inc., 4.55%, 6/24/2024	69,318,000	70,673,167
The Williams Companies, Inc., 5.75%, 6/24/2044	14,198,000	14,623,940
[b] Transcontinental Gas Pipe Line Co., LLC, 7.85%, 2/1/2026	32,700,000	42,334,761
[b,d] Tullow Oil plc, 6.25%, 4/15/2022	13,500,000	12,082,500

		406,534,827

FOOD & STAPLES RETAILING — 0.17%
Food & Staples Retailing — 0.17%
[b] Bakkavor Finance (2) plc (GBP), 8.75%, 6/15/2020	14,132,000	19,507,800
[b] C&S Group Enterprises, LLC, 5.375%, 7/15/2022	7,860,000	7,742,100

		27,249,900

FOOD, BEVERAGE & TOBACCO — 0.20%
Beverages — 0.04%
Ambev International Finance Co., Ltd. (BRL), 9.50%, 7/24/2017	21,669,000	6,629,662

Annual Report    17

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2016

	Shares/ Principal Amount	Value
Food Products — 0.04%
[b,d] BRF S.A., 4.75%, 5/22/2024	$6,000,000	$6,135,000

Tobacco — 0.12%
Vector Group Ltd., 7.75%, 2/15/2021	18,400,000	19,406,480

		32,171,142

HEALTH CARE EQUIPMENT & SERVICES — 0.03%
Health Care Providers & Services — 0.03%
[b] Quorum Health Corp., 11.625%, 4/15/2023	5,930,000	4,921,900

		4,921,900

HOUSEHOLD & PERSONAL PRODUCTS — 0.05%
Household Products — 0.05%
[b] Energizer Holdings, Inc., 5.50%, 6/15/2025	7,500,000	7,725,000

		7,725,000

INSURANCE — 0.96%
Insurance — 0.96%
[b,d] Dai Ichi Mutual Life Insurance Co., Ltd., 7.25%, 12/29/2049	9,000,000	10,597,500
ELM B.V. (AUD), 7.635%, 12/29/2049	10,500,000	8,213,853
ELM B.V. (AUD), 3.295%, 4/29/2049	8,000,000	6,046,264
Genworth Holdings, Inc., 4.90%, 8/15/2023	24,020,000	19,996,650
Hartford Financial Services Group, 8.125%, 6/15/2068	9,650,000	10,542,625
[b] MetLife Capital Trust X, 9.25%, 4/8/2068	12,000,000	17,264,400
MetLife, Inc., 6.817%, 8/15/2018	4,000,000	4,392,712
[b] National Life Insurance of Vermont, 10.50%, 9/15/2039	2,000,000	3,066,960
[b,d] QBE Capital Funding III Ltd., 7.25%, 5/24/2041	40,000,000	45,550,000
[b,d] Sirius International Group, 7.506%, 5/29/2049	28,590,000	28,772,976
[b] ZFS Finance USA Trust V, 6.50%, 5/9/2067	1,260,000	1,271,907

		155,715,847

MATERIALS — 0.33%
Chemicals — 0.07%
[b,d] Consolidated Energy Finance S.A., 6.75%, 10/15/2019	11,000,000	10,862,500

Construction Materials — 0.18%
[b,d] Cimpor Financial Operations B.V., 5.75%, 7/17/2024	17,985,000	15,377,175
CRH America, Inc., 8.125%, 7/15/2018	12,000,000	13,274,556

Metals & Mining — 0.09%
[b] International Wire Group, Inc., 10.75%, 8/1/2021	15,780,000	15,030,450

		54,544,681

MEDIA — 0.46%
Media — 0.46%
Comcast Cable Communications, LLC, 8.875%, 5/1/2017	5,000,000	5,215,480
[b] EMI Music Publishing Ltd., 7.625%, 6/15/2024	5,000,000	5,406,250
[b,d] Mood Media Corp., 9.25%, 10/15/2020	18,445,000	14,387,100
[b,d] SFR Group SA, 7.375%, 5/1/2026	33,480,000	34,222,921
Time Warner Cable, Inc., 8.75%, 2/14/2019	14,000,000	16,145,626

		75,377,377

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 0.05%
Pharmaceuticals — 0.05%
[b,d] Concordia International Corp., 7.00%, 4/15/2023	11,400,000	7,324,500
[b,d] Concordia International Corp., 9.50%, 10/21/2022	2,000,000	1,385,000

		8,709,500

SOFTWARE & SERVICES — 0.32%
Information Technology Services — 0.06%
Neustar, Inc., 4.50%, 1/22/2019	11,185,000	10,010,575

Internet Software & Services — 0.05%
[b,c] Yahoo!, Inc., 6.65%, 8/10/2026	6,882,889	7,605,592

Software — 0.21%

18    Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2016

	Shares/ Principal Amount	Value
[b] Solera Capital, LLC, 10.50%, 3/1/2024	$31,000,000	$34,565,000

		52,181,167

TELECOMMUNICATION SERVICES — 1.64%
Diversified Telecommunication Services — 1.03%
[d] Deutsche Telekom International Finance BV, 8.75%, 6/15/2030	26,150,000	40,647,456
Qwest Corp., 6.75%, 12/1/2021	9,000,000	10,023,750
[d] Telefonica Emisiones SAU, 6.221%, 7/3/2017	2,770,000	2,867,138
[d] Telefonica Emisiones SAU, 7.045%, 6/20/2036	85,390,000	112,014,431
[b,d,e] Telemar Norte Leste SA, 0%, 10/23/2020	9,065,000	2,311,575

Wireless Telecommunication Services — 0.61%
[b,d] Digicel Ltd., 6.00%, 4/15/2021	69,037,000	60,987,286
[b,d] Millicom International Cellular S.A., 6.00%, 3/15/2025	28,423,000	28,781,130
[b,d] VimpelCom Holdings B.V., 7.504%, 3/1/2022	8,735,000	9,783,200

		267,415,966

TRANSPORTATION — 0.13%
Airlines — 0.13%
American Airlines Group, Inc., 4.95%, 7/15/2024	4,255,282	4,627,619
[b,d] Guanay Finance Ltd., 6.00%, 12/15/2020	13,419,196	13,704,354
US Airways, 6.25%, 10/22/2024	2,031,616	2,300,805

		20,632,778

UTILITIES — 0.60%
Electric Utilities — 0.36%
Arizona Public Service Co., 8.75%, 3/1/2019	6,500,000	7,594,372
[b,d] Enel Finance International S.A., 6.25%, 9/15/2017	40,000,000	41,763,200
Entergy Gulf States Louisiana, LLC, 6.00%, 5/1/2018	8,000,000	8,529,872
[b] Great River Energy, 5.829%, 7/1/2017	249,461	255,880

Multi-Utilities — 0.24%
Ameren Illinois Co., 9.75%, 11/15/2018	5,000,000	5,835,545
[b] Enable Oklahoma Intrastate Transmission, LLC, 6.25%, 3/15/2020	2,500,000	2,681,613
NiSource Finance Corp., 6.40%, 3/15/2018	20,000,000	21,350,820
Sempra Energy, 9.80%, 2/15/2019	7,750,000	9,174,822

		97,186,124

TOTAL CORPORATE BONDS (Cost 1,287,845,247)		1,384,911,376

MUNICIPAL BONDS — 0.02%
San Bernardino County California Redevelopment Agency (San Sevaine), 8.45%, 9/1/2030	2,555,000	3,024,635

TOTAL MUNICIPAL BONDS (Cost 2,507,551)		3,024,635

OTHER GOVERNMENT— 0.04%
Federative Republic of Brazil (BRL), 12.50%, 1/5/2022	20,000,000	6,795,505

TOTAL OTHER GOVERNMENT (Cost 12,816,857)		6,795,505

LOAN PARTICIPATIONS — 1.19%

CONSUMER SERVICES — 0.14%
Diversified Consumer Services — 0.14%
Laureate Education, Inc., 8.157%, 3/17/2021	23,171,729	23,026,905

FOOD, BEVERAGE & TOBACCO — 0.05%
Tobacco — 0.05%
North Atlantic Trading Co., Inc., 9.00%, 1/13/2020	8,689,702	8,591,943

INDUSTRIALS — 0.09%
Construction & Engineering — 0.09%
ABG Intermediate Holdings (2), LLC, 9.50%, 5/27/2022	15,710,047	15,317,296

MEDIA — 0.05%
Media — 0.05%
[d] Mood Media Corp., 7.00%, 5/1/2019	8,383,752	7,925,244

Annual Report    19

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2016

	Shares/ Principal Amount	Value
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 0.21%
Pharmaceuticals — 0.21%
[d] Concordia Healthcare Corp., 9.50%, 10/21/2017	$33,610,960	$33,905,056

RETAILING — 0.21%
Specialty Retail — 0.21%
Redbox Automated Retail, LLC, 8.50%, 9/24/2021	35,000,000	34,125,000

SOFTWARE & SERVICES — 0.17%
Information Technology Services — 0.17%
Neustar, Inc., 3.774%, 1/22/2019	28,378,350	28,271,931

TECHNOLOGY HARDWARE & EQUIPMENT — 0.12%
Technology, Hardware, Storage & Peripherals — 0.12%
Harland Clarke Holdings Corp., 7.00%, 12/31/2019	19,500,000	19,105,125

TRANSPORTATION — 0.11%
Airlines — 0.11%
[b,c,d,e] ET Three, LLC, 12.00%, 9/30/2019	2,201,115	1,756,490
[b,c,d,e] ET Two, LLC, 12.00%, 9/30/2019	2,201,115	1,756,490
[b,c,d,e] OS Two, LLC, 12.00%, 12/15/2020	3,211,200	2,562,537
[b,c,g] WU Finance I, LLC, 8.50%, 08/17/2025	12,210,435	12,062,244

UTILITIES — 0.04%
Electric Utilities — 0.04%
[e,f] Texas Competitive Electric Holdings Co., LLC, 4.933%, 10/10/2016	20,669,860	5,887,190

TOTAL LOAN PARTICIPATIONS (Cost 211,093,176)		194,293,451

SHORT TERM INVESTMENTS — 1.44%
[a] Thornburg Capital Management Fund	23,399,287	233,992,871

TOTAL SHORT TERM INVESTMENTS (Cost 233,992,871)		233,992,871

TOTAL INVESTMENTS — 99.75% (Cost 15,110,074,720)		$16,233,536,394
OTHER ASSETS LESS LIABILITIES — (0.25)%		40,953,474

NET ASSETS — 100.00%		$16,274,489,868

Footnote Legend

a	Investment in Affiliates - Shown below are holdings of voting securities of each portfolio company which is considered “affiliated” to the Fund under the Investment Company Act of 1940, including companies for which the Fund’s holding represented 5% or more of the company’s voting securities, and a series of the Thornburg Investment Trust in which the Fund invested for cash management purposes during the period:

Issuer	Shares/Principal September 30, 2015	Gross Additions	Gross Reductions	Shares/Principal September 30, 2016	Market Value September 30, 2016	Investment Income	Realized Gain (Loss)
Apollo Investment Corp.	24,800,000	—	—	24,800,000	$143,840,000	$12,090,000	$—
Dynex Capital, Inc.	4,418,542	—	855,874	3,562,668	26,434,997	3,461,227	(2,553,346)
Invesco Mortgage Capital, Inc.	15,851,700	—	2,011,900	13,839,800	210,780,154	24,457,960	(11,541,386)
Jasmine Broadband Internet
Infrastructure Fund*	359,941,200		154,217,200			8,346,757	(7,138,236)
MFA Financial, Inc.	33,531,700	1,910,200	1,921,749	33,520,151	250,730,729	27,863,170	(2,814,719)
Solar Capital Ltd.	4,607,900	—	—	4,607,900	94,554,108	7,372,640	—
TDC A/S*	45,566,900		45,566,900				(114,514,295)
Thornburg Capital Management Fund	55,637,891	312,099,738	344,338,342	23,399,287	233,992,871	1,447,463	—
Two Harbors Investment Corp.	20,272,500	4,190,200	587,700	23,875,000	203,653,750	22,596,198	(1,836,406)
Washington REIT	5,721,000	—	421,000	5,300,000	164,936,000	5,181,228	480,720

Total non-controlled affiliated issuers - 8.17% of net assets					$1,328,922,609	$112,816,643	$(139,917,668)

*	Issuers not affiliated at September 30, 2016.
b	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2016, the aggregate value of these securities in the Fund’s portfolio was 733,070,823, representing 4.52% of the Fund’s net assets.
c	Security currently fair valued by the Valuation and Pricing Committee using procedures approved by the Trustees’ Audit Committee.

20    Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2016

d	Yankee bond denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
e	Bond in default.
f	Non-income producing.
g	Loan participation with unfunded commitment outstanding of $2,608,695.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR	American Depositary Receipt
ARM	Adjustable Rate Mortgage
AUD	Denominated in Australian Dollars
BRL	Denominated in Brazilian Real
CHL	Denominated in Chilean Peso
GBP	Denominated in Great Britain Pounds
GDR	Global Depository Receipt
MFA	Mortgage Finance Authority
MTN	Medium-Term Note
Pfd	Preferred Stock
REIT	Real Estate Investment Trust
SPV	Special Purpose Vehicle

See notes to financial statements.

Annual Report    21

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Investment Income Builder Fund	September 30, 2016

ASSETS
Investments at value (Note 3)
Non-affiliated issuers (cost $13,743,457,944)	$14,904,613,785
Non-controlled affiliated issuers (cost $1,366,616,776)	1,328,922,609
Cash	3,596,318
Cash denominated in foreign currency (cost $10,878,191)	10,874,123
Receivable for investments sold	39,630,199
Receivable for fund shares sold	16,326,765
Unrealized appreciation on forward currency contracts (Note 7)	30,724,332
Dividends receivable	33,045,490
Dividend and interest reclaim receivable	24,455,935
Interest receivable	30,839,363
Prepaid expenses and other assets	300,119

Total Assets	16,423,329,038

LIABILITIES
Payable for investments purchased	82,111,367
Payable for fund shares redeemed	33,834,881
Unrealized depreciation on forward currency contracts (Note 7)	6,803,264
Payable to investment advisor and other affiliates (Note 4)	15,660,158
Deferred taxes payable	1,513,986
Accounts payable and accrued expenses	2,126,153
Dividends payable	6,789,361

Total Liabilities	148,839,170

NET ASSETS	$16,274,489,868

NET ASSETS CONSIST OF
Undistributed net investment income	$28,786,241
Net unrealized appreciation on investments	1,145,759,674
Accumulated net realized gain (loss)	(1,059,472,370)
Net capital paid in on shares of beneficial interest	16,159,416,323

$16,274,489,868

22    Annual Report

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2016

NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($3,778,862,777 applicable to 190,618,151 shares of beneficial interest outstanding - Note 5)	$19.82
Maximum sales charge, 4.50% of offering price	0.93

Maximum offering price per share	$20.75

Class C Shares:
Net asset value and offering price per share* ($5,356,152,380 applicable to 270,355,291 shares of beneficial interest outstanding - Note 5)	$19.81

Class I Shares:
Net asset value, offering and redemption price per share ($6,928,783,377 applicable to 347,019,597 shares of beneficial interest outstanding - Note 5)	$19.97

Class R3 Shares:
Net asset value, offering and redemption price per share ($78,188,316 applicable to 3,945,310 shares of beneficial interest outstanding - Note 5)	$19.82

Class R4 Shares:
Net asset value, offering and redemption price per share ($45,967,691 applicable to 2,315,507 shares of beneficial interest outstanding - Note 5)	$19.85

Class R5 Shares:
Net asset value, offering and redemption price per share ($86,535,327 applicable to 4,336,711 shares of beneficial interest outstanding - Note 5)	$19.95

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Annual Report    23

STATEMENT OF OPERATIONS

Thornburg Investment Income Builder Fund	Year Ended September 30, 2016

INVESTMENT INCOME
Dividend income
Non-affiliated issuers (net of foreign taxes withheld of $60,154,158)	$768,096,608
Non-controlled affiliated issuers	112,816,643
Interest income (net of premium amortized of $1,360,559)	134,108,461

Total Income	1,015,021,712

EXPENSES
Investment advisory fees (Note 4)	116,583,200
Administration fees (Note 4)
Class A Shares	4,951,144
Class C Shares	7,020,340
Class I Shares	3,557,567
Class R3 Shares	99,610
Class R4 Shares	55,271
Class R5 Shares	42,493
Distribution and service fees (Note 4)
Class A Shares	9,898,347
Class C Shares	56,144,487
Class R3 Shares	397,529
Class R4 Shares	108,941
Transfer agent fees
Class A Shares	3,215,025
Class C Shares	4,586,455
Class I Shares	5,982,678
Class R3 Shares	192,553
Class R4 Shares	153,682
Class R5 Shares	229,955
Registration and filing fees
Class A Shares	61,007
Class C Shares	62,714
Class I Shares	121,390
Class R3 Shares	3,660
Class R4 Shares	18,278
Class R5 Shares	23,566
Custodian fees (Note 2)	2,804,133
Professional fees	384,790
Accounting fees (Note 4)	637,990
Trustee fees	751,300
Other expenses	1,052,929

Total Expenses	219,141,034
Less:
Expenses reimbursed by investment advisor (Note 4)	(1,898,571)

Net Expenses	217,242,463

Net Investment Income	$797,779,249

24    Annual Report

STATEMENT OF OPERATIONS, CONTINUED

Thornburg Investment Income Builder Fund	Year Ended September 30, 2016

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments
Non-affiliated issuers (net of realized capital gain taxes paid of $23,531)	$(904,891,131)
Non-controlled affiliated issuers	(139,917,668)
Foreign currency contracts (Note 7)	134,158,769
Foreign currency transactions	(8,326,328)

(918,976,358)

Net change in unrealized appreciation (depreciation) on:
Investments
Non-affiliated issuers (net of deferred capital gain taxes of $770,203)	1,099,567,303
Non-controlled affiliated issuers	272,208,164
Foreign currency contracts (Note 7)	43,254,249
Foreign currency translations	1,754,298

1,416,784,014

Net Realized and Unrealized Gain	497,807,656

Net Increase in Net Assets Resulting from Operations	$1,295,586,905

See notes to financial statements.

Annual Report    25

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Investment Income Builder Fund

	Year Ended September 30, 2016	Year Ended September 30, 2015
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$797,779,249	$747,432,600
Net realized gain (loss) from investments, forward currency contracts, and foreign currency transactions	(918,976,358)	284,086,721
Net unrealized appreciation (depreciation) on investments, forward currency contracts and foreign currency translations	1,416,784,014	(2,463,361,330)

Net Increase (Decrease) in Net Assets Resulting from Operations	1,295,586,905	(1,431,842,009)

DIVIDENDS TO SHAREHOLDERS
From net investment income
Class A Shares	(165,152,557)	(180,681,373)
Class C Shares	(194,621,516)	(202,366,869)
Class I Shares	(318,850,073)	(329,515,668)
Class R3 Shares	(3,068,837)	(3,040,478)
Class R4 Shares	(1,745,250)	(1,592,222)
Class R5 Shares	(3,692,411)	(3,132,039)

FUND SHARE TRANSACTIONS (NOTE 5)
Class A Shares	(621,247,635)	185,220,853
Class C Shares	(754,505,642)	354,009,401
Class I Shares	(797,345,150)	916,835,216
Class R3 Shares	(4,651,940)	5,970,486
Class R4 Shares	1,865,239	7,486,131
Class R5 Shares	4,254,268	23,425,938

Net Decrease in Net Assets	(1,563,174,599)	(659,222,633)

NET ASSETS
Beginning of Year	17,837,664,467	18,496,887,100

End of Year	$16,274,489,868	$17,837,664,467

Undistributed net investment income	$28,786,241	$104,418,225

See notes to financial statements.

26    Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Investment Income Builder Fund	September 30, 2016

NOTE 1 – ORGANIZATION

Thornburg Investment Income Builder Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of twenty separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment goal is to provide a level of current income which exceeds the average yield on U.S. stocks generally, and which will generally grow, subject to periodic fluctuations, over the years on a per share basis. The Fund’s secondary investment goal is long-term capital appreciation.

The Fund currently offers six classes of shares of beneficial interest: Class A, Class C, Institutional Class (“Class I”), and Retirement Classes (“Class R3,” “Class R4,” and “Class R5”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (iv) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (v) Class R4 shares are sold at net asset value without sales charge at the time of purchase, but bear a service fee, (vi) Class R5 shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.

Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.

Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income distributions, if any, are declared daily and paid quarterly. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by the Advisor. Dividends are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.

Investment Income: Dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Fund. Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to call dates or maturity dates using the effective yield method of the respective investments, which is included in interest income on the Statement of Operations.

Custodian Fees: Custodian fees disclosed in the Statement of Operations may include interest expenses incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on any such cash overdraft at a rate equal to 2.50% of the overdraft amount in excess of $50,000.

Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund

Annual Report    27

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2016

makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Repurchase Agreements: The Fund may invest excess cash in repurchase agreements whereby the Fund purchases investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Unfunded Loan Commitments: The Fund has entered into a loan commitment with Nexstar Broadcasting, Inc., of which at September 30, 2016, no par commitment had been funded. The Fund is committed in the amount of $55,480,000 until January 27, 2017. The Fund has entered into a loan commitment with WU Finance I, LLC, of which at September 30, 2016, $12,210,435 had been funded. The Fund is committed for an additional amount of $2,608,696 until August 17, 2025.

Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign investments, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation (depreciation) from investments.

Reported net realized gains and losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains and losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net change in unrealized appreciation (depreciation) on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at period end, resulting from changes in exchange rates.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.

The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed each uncertain tax position believed to be material in the preparation of the Fund’s financial statements for the fiscal year ended September 30, 2016, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Fund has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities.

28    Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2016

At September 30, 2016, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$15,262,580,775

Gross unrealized appreciation on a tax basis	$2,058,546,166
Gross unrealized depreciation on a tax basis	(1,087,590,547)

Net unrealized appreciation (depreciation) on investments (tax basis)	$970,955,619

Temporary book to tax adjustments to the cost of investments and net unrealized appreciation (depreciation) for tax purposes result primarily from deferral of outstanding wash sale losses, and outstanding publicly traded partnership (“PTP”), passive foreign investment company (“PFIC”), and real estate investment trust (“REIT”) tax basis adjustments.

At September 30, 2016, the Fund had deferred tax basis late year specified ordinary losses occurring subsequent to October 31, 2015 through September 30, 2016 of $68,712,311. For tax purposes, such losses will be recognized in the year ending September 30, 2017.

At September 30, 2016, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2015 through September 30, 2016 of $662,713,179. For tax purposes, such capital losses will be recognized in the year ending September 30, 2017.

At September 30, 2016, the Fund had cumulative tax basis capital losses of $226,181,345, (of which $219,602,120 are short-term and $6,579,225 are long-term) generated after September 30, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire.

In order to account for permanent book to tax differences, the Fund decreased undistributed net investment income by $186,280,589, decreased accumulated net realized gain (loss) by $186,215,202, and increased net capital paid in on shares of beneficial interest by $65,387. Reclassifications have no impact upon the net asset value of the Fund and result primarily from foreign investment transactions, investments in foreign bonds, publicly traded partnership (“PTPs”), and real estate investment trusts (“REITs”).

At September 30, 2016, the Fund had $110,055,660 of undistributed tax basis net ordinary investment income and no undistributed tax basis capital gains.

The tax character of distributions paid during the years ended September 30, 2016, and September 30, 2015, was as follows:

	2016	2015
Distributions from:
Ordinary income	$687,130,644	$720,328,649
Capital gains	—	—

Total	$687,130,644	$720,328,649

Foreign Withholding Taxes: The Fund is subject to foreign tax withholding imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld, in view of various considerations, including recent decisions rendered by the courts in those and other jurisdictions. The Fund would expect to record a receivable for such a reclaim based on a variety of factors, including assessment of a jurisdiction’s legal obligation to pay reclaims, the jurisdiction’s administrative practices and payment history, and industry convention. To date the Fund has recorded no such receivable because there is limited precedent for collecting such prior year reclaims and the likelihood of collection remains uncertain.

Deferred Foreign Capital Gain Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements.

NOTE 3 – SECURITY VALUATION

Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.

The Trustees of the Trust have appointed Thornburg Investment Management, Inc., the Trust’s investment advisor ( the “Advisor”) to assist the Trustees in obtaining market values for portfolio investments, evaluate and monitor professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with the

Annual Report    29

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2016

valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.

In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Securities: Securities and other portfolio investments which are listed or traded on a United States securities exchange are valued at the last reported sale price on the valuation date. Investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date. Portfolio investments reported by NASDAQ are valued at the official closing price on the valuation date. If an investment is traded on more than one exchange, the investment is considered traded on the exchange that is normally the primary market for that investment. Securities and other portfolio investments which are listed or traded on exchanges outside the United States are valued at the last price or the closing price of the investment on the exchange that is normally the primary market for the investment, as of the close of the exchange preceding the Fund’s valuation date. Foreign investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date.

In any case when a market quotation is not readily available for a portfolio investment ordinarily valued by market quotation, the Committee calculates a fair value for the investment using alternative methods approved by the Audit Committee. A market quotation is not readily available when the primary market or exchange for the investment is not open for the entire scheduled day of trading. Market quotations for an investment also may not be readily available if developments after the most recent close of the investment’s primary exchange or market, but prior to the close of business on any Fund business day, or an unusual event or significant period of time occurring since the availability of a market quotation, create a serious question concerning the reliability of the most recent market quotation available for the investment. In particular, on days when market volatility thresholds established by the Audit Committee are exceeded, foreign equity investments held by the Fund may be valued using alternative methods. The Committee customarily obtains valuations in these instances from pricing service providers approved by the Audit Committee. Pricing service providers ordinarily calculate valuations using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data.

Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.

In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider merits review for significant reasons, the Committee decides whether or not to use the valuation calculated by the pricing service provider or to use an alternative method approved by the Audit Committee to calculate a fair value for the obligation.

Quotations for foreign investments expressed in foreign currency amounts are converted to U.S. dollar equivalents using a foreign exchange quotation from a third party service provider at the time of valuation. Foreign investments held by the Fund may be traded on days and at times when the Fund is not open for business. Consequently, the value of Fund investments may be significantly affected on days when shareholders cannot purchase or sell Fund shares. Futures contracts and other financial and derivative instruments traded on an exchange are valued at the latest published price for the instrument on its primary exchange. Listed options are valued at the last bid price.

Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.

30    Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2016

Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).

Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are characterized as Level 2 within the valuation hierarchy.

On days when market volatility thresholds established by the Audit Committee are exceeded, foreign securities for which valuations are obtained from pricing service providers are fair valued. On these days, the foreign securities are characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.

In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment, and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.

Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2016. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements At September 30, 2016
	Total	Level 1	Level 2	Level 3(b)
Assets
Investments in Securities*
Common Stock(a)	$14,310,621,570	$14,241,156,323	$69,465,247	$—
Preferred Stock(a)	64,807,360	27,763,547	37,043,813	—
Asset Backed Securities	35,089,626	—	32,851,813	2,237,813
Corporate Bonds	1,384,911,376	—	1,377,305,784	7,605,592
Municipal Bonds	3,024,635	—	3,024,635	—
Other Government	6,795,505	—	6,795,505	—
Loan Participations	194,293,451	—	176,155,690	18,137,761
Short Term Investments	233,992,871	233,992,871	—	—

Total Investments in Securities	$16,233,536,394	$14,502,912,741	$1,702,642,487	$27,981,166

Other Financial Instruments**
Forward Currency Contracts	$30,724,332	$—	$30,724,332	$—
Spot Currency	$8,782	$8,782	$—	$—

Liabilities
Other Financial Instruments**
Forward Currency Contracts	$(6,803,264)	$—	$(6,803,264)	$—
Spot Currency	$(40,310)	$(40,310)	$—	$—

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).
**	Other Financial Instruments include investments not reflected in the Schedule of Investments, which may include futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.
(a)	At September 30, 2016, industry classifications for Common Stock and Preferred Stock in Level 2 consist of $87,188,684 In Telecommunication Services, $10,687,500 in Miscellaneous and $8,632,876 in Banks.

Annual Report    31

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2016

(b)	In accordance with the guidance prescribed in Accounting Standards update (“ASU”) No. 2011-04, an unadjusted broker quote was applied to $9,843,405 portfolio securities characterized as Level 3 investments at September 30, 2016. The following table displays a summary of the valuation techniques and unobservable inputs used to value portfolio securities characterized as Level 3 investments, where unadjusted broker quotes were not available at September 30, 2016:

	Fair Value At September 30, 2016	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
Loan Participations	$12,062,244	Cost basis	Cost basis	$99.00 (N/A)
	6,075,517	Discounted cash flows	Third party vendor projection of discounted cash flows	20.00% (N/A)

Total	$18,137,761

In accordance with the guidance prescribed in ASU No. 2011-04, it is the policy of the Fund to recognize transfers between levels and those underlying events which caused the movement. The Fund recognized no transfers between Levels 1 and 2 for the year ended September 30, 2016, other than when the Fund exceeded market volatility thresholds for foreign equity investments during the period.

A rollforward of fair value measurements using significant unobservable inputs (Level 3) for the year ended September 30, 2016 is as follows:

	Common Stock(a)	Asset Backed Securities	Corporate Bonds	Loan Participations	Total(f)
Beginning Balance 9/30/2015	$—	$2,710,536	$9,121,792	$47,514,542	$59,346,870
Accrued Discounts (Premiums)	—	16,995	54,895	73,951	145,841
Net Realized Gain (Loss)(b)	(1,154,896)	71,085	34,556	345,200	(704,055)
Gross Purchases	—	—	—	15,452,505	15,452,505
Gross Sales	(73,529)	(532,000)	(333,497)	(43,513,301)	(44,452,327)
Net Change in Unrealized Appreciation (Depreciation)(c)(d)	1,228,425	(28,803)	(124,468)	(1,735,136)	(659,982)
Transfers into Level 3(e)	—	—	—	—	—
Transfers out of Level 3(e)	—	—	(1,147,686)	—	(1,147,686)

Ending Balance 9/30/2016	$—	$2,237,813	$7,605,592	$18,137,761	$27,981,166

(a)	Common stock valued at zero was included as a security in the Level 3 rollforward table at September 30, 2016.
(b)	Amount of net realized gain (loss) from investments recognized in income is included in the Fund’s Statement of Operations for the year ended September 30, 2016.
(c)	Amount of net change in unrealized appreciation (depreciation) on investments recognized in income is included in the Fund’s Statement of Operations for the year ended September 30, 2016.
(d)	The net change in unrealized appreciation (depreciation) attributable to securities owned at September 30, 2016, which were valued using significant unobservable inputs, is negative $1,691,876. This is included within the net change in unrealized appreciation (depreciation) on investments on the Fund’s Statement of Operations.
(e)	Transfers into or out of Level 3 were out of or into Level 2, and were due to changes in other significant observable inputs available during the year ended September 30, 2016. Transfers into or out of Level 3 are based on the beginning market value of the period in which they occurred.
(f)	Level 3 investments represent 0.17% of total net assets at the year ended September 30, 2016. Significant fluctuations of the unobservable inputs applied to portfolio securities characterized as Level 3 investments could be expected to increase or decrease the fair value of these portfolio securities.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. Under the investment advisory agreement, the Fund pays the Advisor a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Management Fee Schedule

Daily net assets	Fee Rate
Up to $500 million	0.875%
Next $500 million	0.825
Next $500 million	0.775
Next $500 million	0.725
Over $2 billion	0.675

The Fund’s effective management fee for the year ended September 30, 2016 was 0.690% of the Fund’s average dividend assets.

32    Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2016

The Fund pays to the Advisor the costs of personnel who perform certain accounting services for the Fund. For the year ended September 30, 2016 the Fund paid $637,990 to the Advisor for these accounting services. The Trust has also entered into administrative service agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. Total administrative service fees incurred by each class of shares of the Fund for the year ended September 30, 2016, are set forth in the Statement of Operations.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the year ended September 30, 2016, the Distributor has advised the Fund that it earned net commissions aggregating $491,695 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $440,074 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may pay to the Advisor or securities dealers and other financial institutions at the Advisor’s request an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to Class A, Class C, Class R3, and Class R4 shares of the Fund to obtain various shareholder and distribution related services. For the year ended September 30, 2016, there were no 12b-1 service plan fees charged for Class I and Class R5 shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C, and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares, and an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class R3 shares. Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the year ended September 30, 2016, are set forth in the Statement of Operations.

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed levels as specified in the Fund’s most recent prospectus. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before February 1, 2017, unless the Advisor ceases to be the investment advisor to the Trust or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor retain the right to be repaid by the Fund for fee waivers and expense reimbursements if expenses fall below the contractual limit prior to the end of the fiscal year.

For the year ended September 30, 2016, the Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $1,718,359 for Class C shares, $74,227 for Class R3 shares, $36,803 for Class R4 shares, and $69,182 for Class R5 shares.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

The Fund may sell securities to an affiliated fund, or the Fund may purchase securities held by an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the year ended September 30, 2016, the Fund had transactions with affiliated funds of $4,462,000 in purchases.

NOTE 5 – SHARES OF BENEFICIAL INTEREST

At September 30, 2016, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2016		Year Ended September 30, 2015
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	19,832,477	$379,977,526	39,942,804	$845,842,088
Shares issued to shareholders in reinvestment of dividends	8,070,888	153,998,830	8,027,583	166,841,094
Shares repurchased	(60,535,763)	(1,155,223,991)	(39,349,193)	(827,462,329)

Net increase (decrease)	(32,632,398)	$(621,247,635)	8,621,194	$185,220,853

Annual Report    33

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2016

	Year Ended September 30, 2016		Year Ended September 30, 2015
	Shares	Amount	Shares	Amount
Class C Shares
Shares sold	18,917,018	$362,084,120	44,700,687	$948,313,812
Shares issued to shareholders in reinvestment of dividends	8,898,237	169,695,424	8,343,112	173,215,686
Shares repurchased	(67,268,251)	(1,286,285,186)	(36,466,647)	(767,520,097)

Net increase (decrease)	(39,452,996)	$(754,505,642)	16,577,152	$354,009,401

Class I Shares
Shares sold	72,402,003	$1,398,940,681	98,224,899	$2,092,406,561
Shares issued to shareholders in reinvestment of dividends	14,573,749	280,115,894	13,752,647	287,659,480
Shares repurchased	(128,987,422)	(2,476,401,725)	(69,222,046)	(1,463,230,825)

Net increase (decrease)	(42,011,670)	$(797,345,150)	42,755,500	$916,835,216

Class R3 Shares
Shares sold	861,058	$16,544,230	1,511,834	$32,132,928
Shares issued to shareholders in reinvestment of dividends	142,700	2,722,374	133,120	2,764,150
Shares repurchased	(1,245,253)	(23,918,544)	(1,373,103)	(28,926,592)

Net increase (decrease)	(241,495)	$(4,651,940)	271,851	$5,970,486

Class R4 Shares
Shares sold	727,487	$14,065,623	981,655	$20,835,501
Shares issued to shareholders in reinvestment of dividends	61,508	1,175,805	49,770	1,034,418
Shares repurchased	(692,777)	(13,376,189)	(674,843)	(14,383,788)

Net increase (decrease)	96,218	$1,865,239	356,582	$7,486,131

Class R5 Shares
Shares sold	1,447,762	$27,879,490	1,847,706	$39,326,203
Shares issued to shareholders in reinvestment of dividends	170,327	3,272,878	132,999	2,777,304
Shares repurchased	(1,393,727)	(26,898,100)	(877,762)	(18,677,569)

Net increase (decrease)	224,362	$4,254,268	1,102,943	$23,425,938

NOTE 6 – INVESTMENT TRANSACTIONS

For the year ended September 30, 2016, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $7,106,521,465 and $8,708,314,829, respectively.

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of the FASB Accounting Standards Codification 815-10-50 (“ASC 815”) require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the year ended September 30, 2016, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract’s counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the

34    Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2016

currency the contract was intended to track, and the risk that the Fund’s Advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss.

The Fund entered into forward currency contracts during the year ended September 30, 2016 in the normal course of pursuing its investment objectives, with the objective of purchasing foreign investments or with the intent of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions.

These contracts are accounted for by the Fund under ASC 815. Unrealized appreciation and depreciation on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations.

The quarterly average value of open sell currency contracts for the year ended September 30, 2016 was $4,749,144,288. Open buy currency contracts are entered into for the purpose of closing open sell currency contracts and the values are dependent upon the values of the open sell currency contracts to which they relate.

The following table displays the outstanding forward currency contracts at September 30, 2016:

Outstanding Forward Currency Contracts to Buy or Sell at September 30, 2016
Contract Description	Counter Buy/Sell	Contract Party*	Contract Amount	Value Date	Unrealized USD	Appreciation	Unrealized Depreciation
Euro	Sell	SSB	2,288,235,700	11/22/2016	2,576,160,416	$21,124,398	$—
Great Britain Pound	Sell	SSB	693,377,500	10/07/2016	898,786,200	8,186,239	—
South Korean Won	Sell	SSB	169,962.426,200	11/28/2016	154,265,874	—	(2,986,455)
Swiss Franc	Buy	SSB	297,023,000	10/05/2016	305,753,575	—	(487,275)
Swiss Franc	Sell	SSB	297,023,000	10/05/2016	305,753,575	885,631	—
Swiss Franc	Sell	SSB	292,930,700	01/04/2017	303,281,705	446,534	—
Thai Baht	Sell	BBH	1,684,879,600	11/30/2016	48,586,281	81,530	—
Chinese Yuan Renminbi	Sell	SSB	6,069,949,500	10/31/2016	908,414,078	—	(3,329,534)

Total						$30,724,332	$(6,803,264)

Net unrealized appreciation (depreciation)						$23,921,068

*	Counterparties include State Street Bank and Trust Company (“SSB”) and Brown Brothers Harriman (“BBH”).

The outstanding forward currency contracts in the foregoing table which were entered into with State Street Bank and Trust Company (“SSB”), were entered into pursuant to an International Swaps and Derivatives Association (“ISDA”) Master Agreement. Outstanding forward currency contracts which were entered into with Brown Brothers Harriman & Co. (“BBH”) were entered into pursuant to a written agreement with BBH. In the event of a default or termination under the ISDA Master Agreement with SSB or the agreement with BBH, the non-defaulting party has the right to close out all outstanding forward currency contracts between the parties and to net any payment amounts under those contracts, resulting in a single net amount payable by one party to the other.

Because the ISDA Master Agreement with SSB and the agreement with BBH does not result in an offset of reported amounts of financial assets and liabilities in the Fund’s Statement of Assets and Liabilities unless there has been an event of default or termination event under such agreements, the Fund does not net its outstanding forward currency contracts for the purpose of disclosure in the Fund’s Statement of Assets and Liabilities. Instead the Fund recognizes the unrealized appreciation (depreciation) on those forward currency contracts on a gross basis in the Fund’s Statement of Assets and Liabilities.

The unrealized appreciation (depreciation) of the outstanding forward currency contracts recognized in the Fund’s Statement of Assets and Liabilities at September 30, 2016 is disclosed in the following table:

Fair Values of Derivative Financial Instruments at September 30, 2016
Asset Derivatives	Balance Sheet Location	Fair Value
Foreign exchange contracts	Assets - Unrealized appreciation on forward currency contracts	$30,724,332

Annual Report    35

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2016

Fair Values of Derivative Financial Instruments at September 30, 2016
Liability Derivatives	Balance Sheet Location	Fair Value
Foreign exchange contracts	Liabilities - Unrealized depreciation on forward currency contracts	$(6,803,264)

Because the Fund does not currently receive or post cash collateral in connection with its currency forward contracts, the net amounts of the Fund’s assets and liabilities which are attributable to those contracts at September 30, 2016 can be determined by offsetting the dollar amounts shown in the preceding table. Based on those amounts, the net amount of the Fund’s assets which is attributable to its outstanding forward currency contracts at September 30, 2016 is $23,839,538 attributable to the Fund’s contracts with SSB, and the net amount of the Fund’s assets which is attributable to those contracts at that date is $81,530 attributable to the Fund’s contracts with BBH. The Fund’s forward currency contracts are valued each day, and the net amounts of the Fund’s assets and liabilities which are attributable to those contracts are expected to vary over time.

The net realized gain (loss) from forward currency contracts and the net change in unrealized appreciation (depreciation) on outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the year ended September 30, 2016 are disclosed in the following tables:

Net Realized Gain (Loss) on Derivative Financial Instruments Recognized in Income for the Year Ended September 30, 2016
	Total	Forward Currency Contracts
Foreign exchange contracts	$134,158,769	$134,158,769

Net Change in Unrealized Appreciation (Depreciation) of Derivative Financial Instruments Recognized in Income for the Year Ended September 30, 2016
	Total	Forward Currency Contracts
Foreign exchange contracts	$43,254,249	$43,254,249

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, the risks associated with investments in small- and mid-cap companies, credit risk, high-yield risk, interest rate risk, prepayment risk, foreign investment and developing country risks, liquidity risk and real estate investment trust risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between September 30, 2016 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

36    Annual Report

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Annual Report    37

FINANCIAL HIGHLIGHTS

    Thornburg Investment Income Builder Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the Year)								RATIOS TO AVERAGE NET ASSETS				SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Year	Net Investment Income (Loss)+	Net Realized & Unrealized Gain(Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Year	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, After Expense Reductions and Net of Custody Credits (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of Year (Thousands)
CLASS A SHARES
2016(b)	$19.07	0.93	0.62	1.55	(0.80)	—	(0.80)	$19.82	4.82	1.18	1.18	1.18	8.35	42.81	$3,778,863
2015(b)	$21.38	0.85	(2.34)	(1.49)	(0.82)	—	(0.82)	$19.07	4.02	1.17	1.17	1.17	(7.27)	51.27	$4,257,943
2014(b)	$20.13	1.10	1.13	2.23	(0.98)	—	(0.98)	$21.38	5.21	1.18	1.18	1.18	11.19	38.81	$4,588,033
2013(b)	$18.90	1.03	1.27	2.30	(1.07)	—	(1.07)	$20.13	5.26	1.18	1.18	1.18	12.51	46.14	$4,281,060
2012(b)	$17.29	1.15	1.60	2.75	(1.14)	—	(1.14)	$18.90	6.32	1.20	1.20	1.20	16.26	40.96	$3,420,877
CLASS C SHARES
2016	$19.06	0.79	0.62	1.41	(0.66)	—	(0.66)	$19.81	4.11	1.90	1.90	1.93	7.59	42.81	$5,356,153
2015	$21.37	0.70	(2.34)	(1.64)	(0.67)	—	(0.67)	$19.06	3.30	1.90	1.90	1.92	(7.93)	51.27	$5,906,206
2014	$20.13	0.94	1.13	2.07	(0.83)	—	(0.83)	$21.37	4.44	1.90	1.90	1.93	10.36	38.81	$6,266,270
2013	$18.89	0.89	1.28	2.17	(0.93)	—	(0.93)	$20.13	4.55	1.90	1.90	1.94	11.78	46.14	$5,160,706
2012	$17.29	1.02	1.59	2.61	(1.01)	—	(1.01)	$18.89	5.63	1.90	1.90	1.97	15.43	40.96	$4,051,242
CLASS I SHARES
2016	$19.21	1.00	0.62	1.62	(0.86)	—	(0.86)	$19.97	5.15	0.86	0.86	0.86	8.71	42.81	$6,928,783
2015	$21.53	0.93	(2.35)	(1.42)	(0.90)	—	(0.90)	$19.21	4.35	0.85	0.85	0.85	(6.94)	51.27	$7,472,344
2014	$20.27	1.16	1.15	2.31	(1.05)	—	(1.05)	$21.53	5.45	0.86	0.86	0.86	11.54	38.81	$7,454,275
2013	$19.03	1.10	1.28	2.38	(1.14)	—	(1.14)	$20.27	5.58	0.85	0.85	0.85	12.94	46.14	$5,567,617
2012	$17.40	1.22	1.61	2.83	(1.20)	—	(1.20)	$19.03	6.67	0.89	0.89	0.89	16.61	40.96	$3,981,955
CLASS R3 SHARES
2016	$19.07	0.87	0.62	1.49	(0.74)	—	(0.74)	$19.82	4.53	1.50	1.50	1.59	8.01	42.81	$78,188
2015	$21.37	0.78	(2.32)	(1.54)	(0.76)	—	(0.76)	$19.07	3.70	1.50	1.50	1.55	(7.52)	51.27	$79,834
2014	$20.13	1.03	1.12	2.15	(0.91)	—	(0.91)	$21.37	4.84	1.49	1.49	1.55	10.80	38.81	$83,670
2013	$18.89	0.97	1.28	2.25	(1.01)	—	(1.01)	$20.13	4.96	1.49	1.49	1.70	12.23	46.14	$61,334
2012	$17.28	1.10	1.60	2.70	(1.09)	—	(1.09)	$18.89	6.05	1.50	1.50	1.59	15.94	40.96	$47,023
CLASS R4 SHARES
2016	$19.10	0.89	0.62	1.51	(0.76)	—	(0.76)	$19.85	4.63	1.40	1.40	1.48	8.12	42.81	$45,968
2015	$21.42	0.81	(2.35)	(1.54)	(0.78)	—	(0.78)	$19.10	3.81	1.40	1.40	1.46	(7.48)	51.27	$42,392
2014	$20.17	1.04	1.16	2.20	(0.95)	—	(0.95)	$21.42	4.88	1.35	1.35	1.40	11.00	38.81	$39,890
2013	$18.93	0.99	1.29	2.28	(1.04)	—	(1.04)	$20.17	5.05	1.37	1.37	1.41	12.35	46.14	$24,906
2012	$17.31	1.12	1.61	2.73	(1.11)	—	(1.11)	$18.93	6.14	1.39	1.39	1.53	16.10	40.96	$19,471
CLASS R5 SHARES
2016	$19.20	0.98	0.62	1.60	(0.85)	—	(0.85)	$19.95	5.08	0.99	0.99	1.07	8.52	42.81	$86,535
2015	$21.52	0.90	(2.35)	(1.45)	(0.87)	—	(0.87)	$19.20	4.23	0.98	0.98	1.07	(7.06)	51.27	$78,945
2014	$20.26	1.10	1.19	2.29	(1.03)	—	(1.03)	$21.52	5.15	0.99	0.99	1.10	11.40	38.81	$64,748
2013	$19.01	1.07	1.30	2.37	(1.12)	—	(1.12)	$20.26	5.37	0.99	0.98	1.05	12.80	46.14	$39,985
2012	$17.40	1.21	1.58	2.79	(1.18)	—	(1.18)	$19.01	6.61	0.99	0.99	1.29	16.44	40.96	$14,914

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
+	Based on weighted average shares outstanding.

See notes to financial statements.

38 Annual Report	Annual Report 39

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg Investment Income Builder Fund

To the Trustees and Shareholders of

Thornburg Investment Income Builder Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Thornburg Investment Income Builder (the “Fund”) at September 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2016 by correspondence with the custodian, brokers, transfer agent, and the application of alternative procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 18, 2016

40    Annual Report

EXPENSE EXAMPLE

Thornburg Investment Income Builder Fund	September 30, 2016 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2016, and held until September 30, 2016.

	Beginning Account Value 4/1/16	Ending Account Value 9/30/16	Expenses paid During period† 4/1/16–9/30/16
CLASS A SHARES
Actual	$1,000.00	$1,060.00	$6.04
Hypothetical*	$1,000.00	$1,019.14	$5.92
CLASS C SHARES
Actual	$1,000.00	$1,056.20	$9.77
Hypothetical*	$1,000.00	$1,015.50	$9.58
CLASS I SHARES
Actual	$1,000.00	$1,062.50	$4.39
Hypothetical*	$1,000.00	$1,020.74	$4.30
CLASS R3 SHARES
Actual	$1,000.00	$1,058.90	$7.72
Hypothetical*	$1,000.00	$1,017.50	$7.57
CLASS R4 SHARES
Actual	$1,000.00	$1,058.80	$7.21
Hypothetical*	$1,000.00	$1,017.99	$7.07
CLASS R5 SHARES
Actual	$1,000.00	$1,061.30	$5.10
Hypothetical*	$1,000.00	$1,020.05	$5.00

†	Expenses are equal to the annualized expense ratio for each class (A: 1.17%; C: 1.90%; I: 0.85%; R3: 1.50%; R4: 1.40%; R5: 0.99%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report    41

TRUSTEES AND OFFICERS

Thornburg Investment Income Builder Fund	September 30, 2016 (Unaudited)

Name, Age, Year Elected Position Held with Fund	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
INTERESTED TRUSTEES (1)(2)(4)

Garrett Thornburg, 71 Trustee since 1987, Chairman of Trustees(3)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman and controlling shareholder of Thornburg Securities Corporation (securities dealer); Chairman and CEO of Chamisa Energy, LLC; President of the Thornburg Foundation (nonprofit).	None

Brian J. McMahon, 61 Trustee since 2001, Vice Chairman of Trustees, Member of Governance & Nominating Committee & Operations Risk Oversight Committee(5)	Chief Investment Officer, Managing Director, and Portfolio Manager and, until 2016, CEO and President of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	None

INDEPENDENT TRUSTEES (1)(2)(4)

David A. Ater, 71 Trustee since 1994, Member of Audit Committee & Chairman of Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None

David D. Chase, 75 Trustee since 2000, Chairman of Audit Committee	Managing Member of CS Group, LLC, Santa Fe, NM (private investment fund – family office).	None

Sally Corning, 55 Trustee since 2012, Member of Audit Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity firm with investment programs encompassing venture capital, mezzanine debt, and growth equity).	None

Susan H. Dubin, 67 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

David L. Gardner, 53 Trustee since 2015, Member of Operations Risk Oversight Committee	Until 2012, head of EMEA (Europe, Middle East and Africa) Sales for iShares of Blackrock, Inc., EMEA Executive Committee Member and EMEA Operating Committee Member at Blackrock, Inc.	None

Owen D. Van Essen, 62 Trustee since 2004, Member of Governance & Nominating Committee & Chairman of Operations Risk Oversight Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 57 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None

42    Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2016 (Unaudited)

Name, Age, Year Elected Position Held with Fund	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(7)

Nimish Bhatt, 53 Treasurer since 2016(6)	Chief Financial Officer and Treasurer of Thornburg Investment Management, Inc. and Thornburg Securities Corporation since 2016; Senior Vice President (2004–2016), Chief Financial Officer (2011–2016), and Head of Fund Administration (2011–2016) of Calamos Asset Management, Inc., Calamos Investments LLC, Calamos Advisors LLC, and Calamos Wealth Management; Director of Calamos Global Funds plc (2007–2016).	Not applicable

Jason Brady, 42 President since 2016(6)	CEO and President since 2016, Vice President from 2011 to 2016, Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation since 2016.	Not applicable

Kathleen Brady, 56 Vice President since 2008	Tax Manager Fund Accounting of Thornburg Investment Management, Inc.	Not applicable

Connor Browne, 37 Vice President since 2006	Portfolio Manager, Vice President since 2013, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Tim Cunningham, 41 Vice President since 2014	Managing Director since 2011, Portfolio Manager since 2012, and Associate Portfolio Manager from 2009–2012 of Thornburg Investment Management, Inc.	Not applicable

Randy Dry, 42 Vice President since 2014	Vice President and Managing Director, Director of Institutional Group from 2014–2016, and since 2016, Chief Administrative Officer of Thornburg Investment Management, Inc.	Not applicable

Greg Dunn, 40 Vice President since 2014	Managing Director, Portfolio Manager since 2012, and Associate Portfolio Manager from 2009–2012 of Thornburg Investment Management, Inc.	Not applicable

Lon Erickson, 41 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

William V. Fries, 77 Vice President since 1995	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 45 Vice President since 2006	Vice President since 2011, Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Rolf Kelly, 37 Vice President since 2016	Portfolio Manager and Managing Director since 2013 and Associate Portfolio Manager from 2011–2013 of Thornburg Investment Management, Inc.	Not applicable

Ben Kirby, 36 Vice President since 2014	Portfolio Manager and Managing Director since 2013 and Associate Portfolio Manager from 2011–2013 of Thornburg Investment Management, Inc.	Not applicable

Jeff Klingelhofer, 41 Vice President since 2016	Portfolio Manager and Managing Director since 2015, Associate Portfolio Manager from 2012–2015, and Fixed Income Analyst from 2010–2012 of Thornburg Investment Management, Inc.	Not applicable

Rob MacDonald, 40 Vice President since 2016	Managing Director since 2015, Portfolio Manager since 2014, and Associate Portfolio Manager from 2011–2014 of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 49 Vice President since 2001	Vice President, Managing Director, and Director of Marketing of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	Not applicable

Christopher Ryon, 60 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Nicholos Venditti, 35 Vice President since 2016	Portfolio Manager and Managing Director since 2015 and Associate Portfolio Manager from 2011–2015 of Thornburg Investment Management, Inc.	Not applicable

Annual Report    43

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2016 (Unaudited)

Name, Age, Year Elected Position Held with Fund	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

Vinson Walden, 46 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 45 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 42 Vice President since 2003 Secretary since 2007(6)	Managing Director, Director of Mutual Fund Operations, and Vice President of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	Not applicable

Charles Wilson, 41 Vice President since 2016	Portfolio Manager and Managing Director since 2014 and Associate Portfolio Manager from 2012–2014 of Thornburg Investment Management, Inc.; Co-Portfolio Manager of Marsico Capital Management from 2010–2012.	Not applicable

Di Zhou, 38 Vice President since 2016	Portfolio Manager and Managing Director since 2016, Associate Portfolio Manager from 2014–2016, and Equity Research Analyst from 2010–2014 of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is a separate investment “Fund” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, all the Funds of the Trust. Each Trustee oversees all the Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the sole director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	The Bylaws of the Trust currently require that each Trustee shall retire by the end of the calendar year during which the Trustee reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(5)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the chief investment officer of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Assistant vice presidents, assistant secretaries, and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

44    Annual Report

OTHER INFORMATION

Thornburg Investment Income Builder Fund	September 30, 2016 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the tax year ended September 30, 2016, dividends paid by the Thornburg Investment Income Builder Fund of $687,130,644 are being reported as ordinary investment income for federal income tax purposes.

For the tax year ended September 30, 2016, the Fund is reporting 79.15% (or the maximum allowed) of the dividends paid from tax basis net ordinary income as qualifying for the reduced rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

The Fund is reporting 21.21% (or the maximum allowed) of the ordinary income distributions paid by the Fund for the fiscal year ended September 30, 2016 as qualified for the corporate dividends received deduction.

For the year ended September 30, 2016, foreign source income and foreign taxes paid are $588,321,163 and $58,318,994, respectively. The information and distributions reported herein may differ from the information and distributions reported to the shareholders for the calendar year ending December 31, 2016. Complete information will be reported in conjunction with your 2016 Form 1099.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg. com/download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Investment Income Builder Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 13, 2016.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in May 2016 to consider aspects of their annual evaluation of the Advisor’s service to all of the funds of Thornburg Investment Trust, to plan the annual evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The independent Trustees met again in independent session in September to consider portions of the information submitted by the Advisor. The Advisor’s president and chief investment officer subsequently reviewed portions of the information with the Trustees and addressed questions from the Trustees at a full meeting session of the Trustees scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees considered a wide range of information and did not identify any single factor as controlling, and this summary does not describe all of the factors and other matters considered by the Trustees in making their determination.

Nature, Extent and Quality of Services. The Trustees considered presentations by the Advisor at meeting sessions scheduled for consideration of a continuation of the advisory agreement, and also noted their consideration of the reports the Trustees and their committees receive throughout the year on a wide variety of topics, and consideration they had given to a number of topics in previous

Annual Report    45

OTHER INFORMATION, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2016 (Unaudited)

years. Information identified by the Trustees in their evaluation as having been considered and contributing to their conclusions included Trustees’ assessments of the Advisor’s personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing levels and measures to maintain staffing levels and improve competencies, the Advisor’s commitment to attract and retain high quality portfolio management expertise through competitive compensation levels, the Advisor’s collaborative approach to investment management, the Fund’s investment performance over different periods of time, portfolio managers’ cognizance of and strategies to address market and economic trends and conditions, the evaluation and selection of individual investments, the structuring and composition of the Fund’s portfolio, management of Fund liquidity requirements, cognizance of and efforts to achieve tax efficiency, responses to share sale and redemption activity, continuing enhancements to the Advisor’s electronic and information systems and the Advisor’s engagement of outside firms to assist in improving or replacing those systems, the Advisor’s evaluation and selection of firms providing portfolio trade execution to the Fund and the Advisor’s measures to obtain favorable trade execution, the Advisor’s performance of accounting and other services, the Advisor’s continued commitment to observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, the quality and extent of written and oral reports to the Trustees over the course of the year, and other factors.

Investment Performance. The Trustees noted in their evaluation of the Fund’s investment performance the reports they had received in each regular meeting over the course of the year from the Advisor’s portfolio management personnel. The Trustees also noted in their evaluation their consideration of information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including the following items of information respecting the investment performance of the Fund: (1) the Fund’s absolute investment performance and achievement of stated objectives; (2) the Advisor’s written and oral explanations and commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions, (3) performance data for the ten most recent calendar years, comparing the Fund’s annual investment returns to a fund category selected by an independent mutual fund analyst firm, a blended performance benchmark and a broad-based securities index, (4) the Fund’s investment performance for the three-month, year-to-date, one-year, three-year, five-year and ten-year periods ending with the second quarter of the current year comparing the Fund’s annualized returns to two mutual fund categories selected by independent mutual fund analyst firms, a broad-based securities index and a blended performance benchmark, and assigning a percentage rank to the Fund’s performance for each period relative to each of the fund categories, (5) comparison of the Fund’s annualized investment return since inception to the Fund’s blended benchmark, (6) comparative measures of estimated earnings growth, portfolio volatility, risk and return, and (7) dividend distributions by the Fund.

The Trustees noted that quarterly reports during the year and other information presented to them confirmed the Advisor’s continued conformity to the Fund’s stated investment objectives and policies.

The Trustees observed in reviewing comparative performance data for the ten most recent calendar years since the Fund’s inception that the Fund’s investment return for the most recent calendar year was lower than the returns for the securities index and the blended benchmark, and comparable to the average return for the fund category. The Trustees further observed that these data showed the Fund’s returns in the preceding nine years exceeded or were comparable to the returns of the blended benchmark in six of nine years, exceeded the returns of the index in four of nine years, and exceeded or were comparable to the average returns of the category in eight of nine years. Other quantitative data noted by the Trustees as having been considered in their evaluation showed that the Fund’s annualized investment returns fell in the third quartile of performance of the first fund category for the one-year period ended with the second quarter of the current year, fell in the second quartile of performance for the three-year period, fell in the top quartile of performance for the five-year period, and fell in the top decile of performance for the ten-year period. Noted data also showed that the Fund’s annualized investment returns fell in the fourth quartile of performance of the second fund category for the one-year, three-year and five-year periods, and fell near the midpoint of performance for the ten-year period. Data presented to the Trustees showed that the Fund’s annualized total return (net of expenses) over the period since the Fund’s inception exceeded the annualized return for the Fund’s blended performance benchmark. Dividends paid with respect to shares of the Fund were noted as consistent with expectations and prevailing conditions. The Trustees attached additional significance to the performance of the Fund from the perspective of longer term shareholders.

Comparisons of Fee and Expense Levels. The Trustees recognized in their evaluation the clear disclosures of the Advisor’s fees and Fund expenses in the Fund’s prospectus. Information noted by the Trustees as having been considered in this context included a variety of comparative data respecting the Fund’s fee and expense levels. This information included comparisons of the Fund’s advisory fee and overall Fund expenses to median and average fees and expenses charged to a category of mutual funds selected by an independent mutual fund analyst firm, comparisons of the advisory fee and other Fund expenses to the fee levels and expenses for two representative share classes of fund peer groups selected from the category by a second independent mutual fund analyst firm, the perspectives and advice from the second mutual fund analyst firm respecting comparisons of fund fee levels and expenses to fund peer groups, and other information. Comparative data noted as having been considered by the Trustees showed that the Fund’s advisory fee level was comparable to the median and slightly higher than the average levels for the fund category, the level of total expense for a representative share class of the Fund was comparable to the median and average expense levels for the category, and that the level of total expense for a second representative share class was lower than the median and average levels for the category. Peer group data showed the Fund’s advisory fee level was comparable to the median levels for the two peer groups, and that the total expense levels for the two representative share classes of the Fund were comparable to the median levels for the respective peer groups.

46    Annual Report

OTHER INFORMATION, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2016 (Unaudited)

The Trustees noted their consideration of information respecting the advisory fees charged by the Advisor to other investment management clients, including sub-advised mutual funds, together with information about fees charged by other advisors to different clients, analysis of the differences between the requirements of institutional clients and mutual funds, analysis of the differences between the requirements of a sub-advised mutual fund and a fund as to which the investment advisor is the primary advisor and sponsor, descriptions of distinguishing characteristics of the sub-advised funds served by the Advisor, and the consequently different investment management services provided to the different categories of clients and the differing contexts in which the fee levels for these arrangements are established. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and that the fee rates charged by an investment advisor to different categories of clients had limited relevance to the evaluation of the fee rate charged by that advisor to mutual funds as to which it is the primary advisor and sponsor.

Costs and Profitability of Advisor. In reviewing the profitability of the Advisor’s services to the Fund the Trustees considered an analysis of the Advisor’s costs and the profitability to the Advisor of its services, together with data respecting the overall profitability of a selection of other investment management firms. The Trustees noted that a portion of the Advisor’s profits are an important element in the compensation of shareholder employees. The Trustees considered in this regard information from the Advisor respecting investment of its profits to maintain staffing levels, pay competitive levels of compensation, and add to its information retrieval and management systems to maintain or improve service levels. The Trustees also considered the contribution of the Advisor’s cost management to its profitability, and the relationship of the Advisor’s financial resources and profitability in previous years to its ability to attract necessary personnel, invest in systems and other assets required for its service to the Fund, and maintain or improve service levels for the Fund notwithstanding fluctuations in revenues and profitability. The information considered did not indicate to the Trustees that the Advisor’s profitability was excessive.

Potential Economies of Scale. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect potential economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, comparisons of the fee breakpoint structure for the Fund with breakpoint structures (or the absence of such structures) for other funds in a peer group selected by an independent mutual fund analyst firm, the effects of the breakpoint structure and other expense factors realized by certain Funds of the Trust as their asset levels had increased, and the Advisor’s expenditures from its own profits and resources to maintain staffing levels, pay competitive levels of compensation, and add to its information retrieval and management systems to maintain or improve service levels. The information provided demonstrated to the Trustees that the Fund’s advisory fee breakpoint structure is reasonable in relation to the structures observed in the other funds in its peer group, and that shareholders may be expected to benefit from any economies of scale, due to the advisory agreement’s breakpoint fee structure for the Fund and other factors.

Potential Ancillary Benefits. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees noted disclosures by the Advisor of its receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

Summary of Conclusions. The Trustees concluded that the nature, extent and quality of the Advisor’s services performed under the advisory agreement remained sufficient. The Trustees further concluded that the absolute and relative investment performance of the Fund over a range of pertinent holding periods on the whole was satisfactory in the context of its objectives and strategies, and that the Advisor had continued to actively and competently pursue the Fund’s stated investment objectives and adhere to the Fund’s investment policies.

The Trustees further concluded, based upon their consideration of the foregoing factors and other information, that the level of the advisory fee charged to the Fund by the Advisor is reasonable in relation to the services provided by the Advisor in view of the nature, extent and quality of those services, the investment performance of the Fund after fees and expenses, the clear disclosure of fees and expenses in the Fund’s prospectuses, comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds, and the other factors considered.

Annual Report    47

TRUSTEES’ STATEMENT TO SHAREHOLDERS

Readopted September 12, 2016

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Trustees of Thornburg Investment Trust

48    Annual Report

THORNBURG FUNDS

Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $53 billion (as of September 30, 2016) across eight equity and 11 bond mutual funds, separate accounts for high-net-worth investors and institutional accounts, and five UCITS funds for non-U.S. investors.

The fund outlined in this report is one of many equity and fixed-income products available from Thornburg Investment Management.

Equity Funds

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg International Value Fund

•	Thornburg Better World International Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

Fixed Income Funds

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

•	Thornburg Low Duration Municipal Fund

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

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Annual Report    51

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.

This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH857

2    Annual Report

Annual Report

Thornburg Global Opportunities Fund

September 30, 2016

Share Class	NASDAQ Symbol	CUSIP
Class A	THOAX	885-215-343
Class C	THOCX	885-215-335
Class I	THOIX	885-215-327
Class R3	THORX	885-215-145
Class R4	THOVX	885-215-137
Class R5	THOFX	885-215-129

Class I, R3, R4, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

Investments carry risks, including possible loss of principal. Additional risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Investments in small- and mid-capitalization companies may increase the risk of greater price fluctuations. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.

Funds invested in a smaller number of holdings may expose an investor to greater volatility.

Annual Report    3

LETTER TO SHAREHOLDERS

Thornburg Global Opportunities Fund	September 30, 2016 (Unaudited)

October 17, 2016

Dear Fellow Shareholder:

This letter will highlight the results of Thornburg Global Opportunities Fund’s investment activities for the 12-month period ended September 30, 2016. In addition, we will comment on the overall investment landscape. Recall that Thornburg Global Opportunities Fund seeks capital appreciation from a portfolio of typically 30–40 equity investments from around the world. We believe that the structure of the Fund—built on our core investment principles of flexibility, focus, and value—gives us a durable framework for value-added investing.

The Fund’s total return for the fiscal year ended September 30, 2016, was 2.57% (Class A shares without sales charge), lagging the 11.96% return of the benchmark MSCI All Country World Index. The net asset value (NAV) per share increased from $24.41 to $24.90. The Class A shares paid 13.7 cents per share in dividend income. The dividends per share were higher for Class I, Class R4, and Class R5 shares, and lower on the Class R3 shares, to account for varying class-specific expenses. Class C shares paid no dividend for the period.

Following our previous two years of strong results, our performance this fiscal year was not satisfying. We have been working to improve the portfolio and have seen signs of progress over the past months, including outperformance in the September quarter. Comparisons of the Fund to the MSCI All Country World Index over various time periods are shown on page 8 of this report, and on our website, www.thornburg.com. July 2016 marked the 10th anniversary of the Fund’s inception. From its inception on July 28, 2006, through September 30, 2016, the A Shares of Thornburg Global Opportunities Fund have outperformed the ACWI Index by an average margin of over 450 basis points per year, resulting in a total cumulative return since inception of 145% (A shares without sales charge) versus 59% for the index. As of September 30, 2016, the Fund’s Class A and I shares are rated four stars and five stars overall, respectively, by Morningstar, and rank in the top 1% of World Stock Funds for the time period starting from July 31, 2006, to September 30, 2016 (based on total returns without sales charge, among 607 funds). Over this same time period, the Fund exhibited share-price volatility, as measured by weekly beta, nominally lower than that of the index.1

Table I displays the Fund’s ranking over various periods, by performance percentile relative to the Morningstar World Stock category (lower numbers represent higher ranking).

We do not expect to pay any capital gain distribution to shareholders of Thornburg Global Opportunities Fund for 2016. As of September 30, 2016, the Fund had tax basis net realized capital losses of more than $83.9 million, which may be carried forward to offset future capital gains, to the extent permitted by regulations.

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200.

The maximum sales charge for Class A shares is 4.50%. The total annual fund operating expense of Class A shares is 1.32%, as disclosed in the most recent prospectus. If the sales charge had been deducted, returns would be lower.

Table I Morningstar World Stock Ratings and Rankings

as of September 30, 2016

		Ratings
		Overall	3-Yr	5-Yr	10-Yr
A Shares		4 stars	4 stars	4 stars	4 stars
I Shares		5 stars	5 stars	5 stars	5 stars
# of Funds		953	953	735	425

	Rankings
	1-Yr	3-Yr	5-Yr	10-Yr	Since Incep.
A Shares	98%	6%	5%	1%	1%
I Shares	98%	4%	3%	1%	1%
# of Funds	1141	953	735	425	607

Percentile rankings are based on total returns, before sales charge. Source: Morningstar.

The Fund’s Overall Morningstar Rating, based on risk-adjusted returns, uses a weighted average of the Fund’s three-, five-, and ten-year ratings. To determine a fund’s Morningstar Rating™, funds with at least a three-year history are ranked in their categories by their Morningstar Risk-Adjusted Return scores. The top 10% receive 5 stars; the next 22.5%, 4 stars; the middle 35%, 3 stars; the next 22.5%, 2 stars; and the bottom 10% receive 1 star. The Risk-Adjusted Return accounts for variation in a fund’s performance (including the effects of all sales charges), placing more emphasis on downward variations and rewarding consistent performance. Other share classes may have different performance characteristics.

In assessing the performance of the Fund over the fiscal year ended September 30, 2016, it is constructive to consider the results in U.S. dollars of the 11 sector components of our benchmark, the MSCI All Country World Index. For the index, sector returns ranged from 2% (financials) to 24% (materials) with all of the sectors showing positive returns. The behavior of interest rates was an important factor influencing equities over the year. Defensive sectors, such as telecommunications and utilities, outperformed in the first three quarters of our fiscal year, but this trend reversed sharply in the September quarter in favor of cyclical industries such as

1.	Beta, since inception of the fund versus the MSCI All Country World Index, is 0.98.

Source: Bloomberg.

4    Annual Report

LETTER TO SHAREHOLDERS, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2016 (Unaudited)

banks and technology. The Fund posted positive returns from its investments in seven of the 11 sectors, negative returns from its holdings in three sectors, and had no exposure to the utilities sector.

1.	15 portfolio investments contributed at least 1⁄4 of 1% to portfolio returns during the fiscal year, while 9 contributed overall portfolio losses of more than 1⁄4 of 1%, taking into account absolute performance and portfolio weightings over the course of the period.

2.	The Fund’s investments in the following sectors comprised the largest weightings in the portfolio: consumer discretionary (20% weight as of 9/30/16), information technology (15%), and financials (13%).

3.	The Fund’s positions in the consumer discretionary sector delivered mixed results during the fiscal year. Multinational communications network operator Altice and Asian casino operator Galaxy Entertainment each made positive contributions to the portfolio, but that favorable outcome was partially offset by the negative impact from U.K. homebuilder Barratt Developments and Korean casino operator Paradise Co.

4.	Your Fund’s holdings in the financial sector made positive contributions to portfolio returns, and outperformed the index. U.S. commercial real estate lessor VEREIT delivered a 42.5% return, and Dutch insurer NN Group also contributed positively. Citigroup and UBS each detracted from portfolio returns for the fiscal year.

5.	Holdings in the information technology sectors bolstered the Fund’s absolute performance during the fiscal year. Our long-time technology holdings Alphabet (formerly known as Google) and InterXion in the Netherlands were good contributors by combining greater than 4% portfolio weightings with strong double-digit percentage total returns.

6.	The poor results of our investments in the health care sector accounted for virtually all of the Fund’s fiscal year underperformance vis-à-vis the index. Two drug makers, Concordia International and Valeant, each declined by more than 70% during the period. Both of these have been eliminated from the portfolio. We should have responded more swiftly to the eroding fundamental outlook for these acquisitive companies in light of their use of debt-to-fund acquisitions and the evolving political landscape facing the health care industry. We have reduced the Fund’s health care exposure to approximately 5%, from over 15% a year ago. (Chart I)

Chart I Health Care Weights

12-month Comparison

7.	Spanish airport operator Aena again made a strong contribution to fiscal year portfolio performance within the industrials sector. Supported by less spectacular positive performances from Spanish construction and infrastructure operator Ferrovial and low-cost airline Ryanair Holdings, these more than offset a negative contribution from the Fund’s investment in American Airlines.

8.	Your Fund’s holdings in consumer staples businesses delivered positive returns for the fiscal year, led by a 30%+ return from Kraft Heinz Company, powered by profit margin improvements, and a more modest contribution from global food & snacks firm Mondelez International.

9.	The Fund saw strong gains from its sole investment in the energy sector, Helmerich & Payne, a contract drilling company based in Oklahoma. The company’s solid balance sheet and outstanding assets allowed it to persevere through the oil price slump and then participate in the recent recovery by posting a 49% return for the period.

Other Fund contributors included (i) Australian mining services firm Mineral Resources, which returned more than 200%. In addition to providing mining services, Mineral Resources also mines iron ore and lithium. The company’s strong total return was driven by an improving outlook for both of these minerals. (ii) Telecom services firm T-Mobile U.S., which made a strong contribution as it rolled up material customer gains in the U.S. mobile telecom services market, and (iii) U.S. fertilizer producer CF Industries, which detracted from portfolio performance in a difficult environment for the agricultural sector.

Global Opportunities Fund 15 Detractors Update

Because of the volatility of stock prices over the last 12 months, we review in table II the share price declines of the biggest detractors to the Fund’s performance during the last quarter of 2015 through February 11 of this year, along with their subsequent performance through September 30, 2016. February 11 was the lowest net asset value day ($21.70/share) for Thornburg Global Opportunities Fund over the fiscal year ended September 30, 2016. For the most part, the companies listed in table II demonstrated resilience, and the stock price

Annual Report    5

LETTER TO SHAREHOLDERS, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2016 (Unaudited)

recoveries of many of these firms contributed to Thornburg Global Opportunities Fund’s rebound from $21.70/share on February 11 to $24.90 on September 30, 2016. The Fund still holds 12 of the 15 investments shown. In addition, our longtime holding Level 3 Communications benefitted from a takeover offer from CenturyLink on October 27 at a premium of more than 40% to its September 30 closing price, though it is uncertain whether this premium will be realized.

Table II The 15 Most Negative Contributors to Performance Between

September 30, 2015 and February 11, 2016

		Stock Price Change
Company Name	Industry Sector	(9/30/15 to 2/11/16)	(2/11/16 to 9/30/16)
Valeant Pharmaceuticals	Health Care	-52.7%	(sold )
Concordia Healthcare	Health Care	-42.6%	(sold )
Citigroup	Financial	-29.3%	+35.7%
Baidu, Inc.	Information Technology	-16.5%	+28.9%
SFR Group (formerly Numericable)	Telecommunications	-14.2%	-11.9%
T-Mobile U.S.	Telecommunications	-14.6%	+37.3%
Barratt Developments plc	Consumer Discretionary	-17.2%	-18.8%
Paradise Co. Ltd.	Consumer Discretionary	-35.4%	(sold )
ING Group	Financial	-25.1%	+22.8%
Express Scripts	Health Care	-18.2%	+6.2%
Altice NV	Consumer Discretionary	-17.4%	+39.9%
Mondelez International, Inc.	Consumer Staples	-9.7%	+18.0%
EchoStar Corporation	Information Technology	-22.4%	+31.3%
Capital One Financial	Financial	-16.1%	+20.8%
Delphi Automotive	Industrial	-22.7%	+23.3%

Source: FactSet.

At September 30, 2016, domestic stocks comprised approximately 44% of your portfolio, foreign stocks 52%, and cash the remaining 4%. The average price/earnings multiple of the 31 stocks in the portfolio as of September 30, 2016, was 17.1x on a forward basis, using estimates from market data providers FactSet and the Institutional Brokers’ Estimate System (IBES). By comparison, the forward price/earnings multiple of the MSCI All Country World Index at September 30, 2016 was approximately 16.5x.

Top equity holdings and other portfolio data about Global Opportunities Fund are summarized on page 9 of this report.

We pursue investment ideas based on fundamental analysis of individual businesses, not macroeconomic forecasts. That noted, political and macroeconomic events on the horizon present both uncertainties and potential opportunities. These include elections in certain large economies, rate decisions by the Federal Reserve and other central banks, and an Italian constitutional referendum in December that could have consequences for the future direction of Europe. Companies around the world have moved to take advantage of generally benign capital-markets conditions, filing numerous debt and equity offerings during the month of September 2016.

Earnings expectations for the MSCI All Country World Index portfolio this year and next were reduced throughout 2015 and into 2016; however, these show signs of leveling out or recovering in some markets. Global economic growth expectations appear to be improving, leading to a rotation of investor preferences from more defensive debt and equity assets to more economically sensitive ones during the September quarter, and continuing through October. Most major central banks around the world are still pursuing easy monetary conditions as evidenced by more than $11 trillion of government bonds that are priced with negative yields.

Patience and a long-term investment orientation have served Thornburg Global Opportunities Fund well over the past 10 years. We encourage a similar mindset for our investors in the years ahead. We continue to follow our core investment principles of flexibility, focus, and value, as we have through a wide variety of macroeconomic settings over the Fund’s life.

Thank you for your support of Thornburg Global Opportunities Fund. Remember that you can review our periodic portfolio commentary, as well as descriptions of many of the stocks in your portfolio, at www.thornburg.com/global.

Best wishes for a great holiday season and New Year.

Sincerely,

Brian McMahon	W. Vinson Walden, cfa
Portfolio Manager	Portfolio Manager
Chief Investment Officer	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

The views expressed by the portfolio managers reflect their professional opinions and are subject to change. Under no circumstances does the information contained within represent a recommendation to buy or sell any security.

6    Annual Report

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Annual Report    7

PERFORMANCE SUMMARY

Thornburg Global Opportunities Fund	September 30, 2016 (Unaudited)

Average Annual Total Returns

	1-Yr	3-Yr	5-Yr	10-Yr	Since Incep.
Class A Shares (Incep: 7/28/06)
Without sales charge	2.57%	8.42%	14.35%	8.55%	9.19%
With sales charge	-2.05%	6.77%	13.30%	8.05%	8.70%
Class C Shares (Incep: 7/28/06)
Without sales charge	1.81%	7.61%	13.47%	7.71%	8.35%
With sales charge	0.81%	7.61%	13.47%	7.71%	8.35%
Class I Shares (Incep: 7/28/06)	2.91%	8.82%	14.82%	9.05%	9.69%
Class R3 Shares (Incep: 2/1/08)	2.38%	8.27%	14.23%	—	5.26%
Class R4 Shares (Incep: 2/1/08)	2.45%	8.35%	14.34%	—	5.35%
Class R5 Shares (Incep: 2/1/08)	2.91%	8.82%	14.82%	—	5.81%
MSCI AC World Index (Since 7/28/06)	11.96%	5.17%	10.63%	4.34%	4.64%

Growth of a Hypothetical $10,000 Investment

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no sales charge for Class I, R3, R4, and R5 shares.

As disclosed in the most recent prospectus, the total annual fund operating expenses are as follows: A shares, 1.32%; C shares, 2.10%; I shares, 0.97%; R3 shares, 2.15%; R4 shares, 1.76%; R5 shares, 1.02%. Thornburg Investment Management and/or Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least February 1, 2017, for some of the share classes, resulting in net expense ratios of the following: R3 shares, 1.50%; R4 shares, 1.40%; R5 shares, 0.99%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.

Glossary

MSCI All Country (AC) World Index – A market capitalization weighted index that is representative of the market structure of 46 developed and emerging market countries in North and South America, Europe, Africa, and the Pacific Rim. The index is calculated with net dividends reinvested in U.S. dollars.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Basis Point (bp) – A unit equal to 1/100th of 1%. 1% = 100 basis points (bps).

P/E – Price/Earnings ratio (P/E ratio) is a valuation ratio of a company’s current share price compared to its per-share earnings. P/E equals a company’s market value per share divided by earnings per share. Forecasted P/E is not intended to be a forecast of the fund’s future performance.

8    Annual Report

FUND SUMMARY

Thornburg Global Opportunities Fund	September 30, 2016 (Unaudited)

OBJECTIVES AND STRATEGIES

The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types from issuers around the world.

The Fund pursues its investment goals by investing primarily in a broad range of equity securities, including common stocks, preferred stocks, real estate investment trusts, other equity trusts, and partnership interests. The Fund may invest in any stock or other equity security which the investment advisor believes may assist the Fund in pursuing its goals, including smaller companies with market capitalizations of less than $500 million. The Fund may also invest in debt obligations of any kind.

Market Capitalization Exposure

Asset Structure

Top Ten Equity Holdings

VEREIT, Inc.	5.6%
Level 3 Communications, Inc.	5.5%
Aena S.A.	5.5%
Altice N.V.	5.5%
Mondelez International, Inc.	5.1%
Alphabet, Inc. Class A	5.0%
Baidu, Inc. ADR	4.9%
Barratt Developments plc	4.7%
Citigroup, Inc.	4.0%
T-Mobile US, Inc.	3.8%

There is no guarantee that the Fund will meet its investment objective.

All portfolio information is subject to change. Charts may not add up to 100% due to rounding.

Sector Exposure

Consumer Discretionary	19.7%
Information Technology	15.3%
Financials	13.3%
Telecommunication Services	12.4%
Industrials	11.7%
Real Estate	6.6%
Consumer Staples	6.3%
Health Care	5.5%
Materials	4.7%
Energy	0.3%
Other Assets Less Liabilities	4.2%

Top Ten Industry Groups

Software & Services	12.7%
Telecommunication Services	12.4%
Transportation	8.8%
Real Estate	6.6%
Banks	6.4%
Consumer Services	6.3%
Food, Beverage & Tobacco	6.3%
Media	5.5%
Consumer Durables & Apparel	4.7%
Pharmaceuticals, Biotechnology & Life Sciences	3.7%

Country Exposure* (percent of equity holdings)

United States	46.1%
Netherlands	14.6%
Spain	8.8%
China	8.5%
United Kingdom	8.3%
Ireland	7.3%
France	3.2%
Australia	1.5%
Brazil	1.1%
Switzerland	0.7%

*	The country assignment of each equity holding is determined by the Fund’s Advisor based on various factors, including the location of the issuer’s head office, the issuer’s jurisdiction of incorporation and the country from which a majority of the issuer’s revenue is derived.

Annual Report    9

SCHEDULE OF INVESTMENTS

Thornburg Global Opportunities Fund	September 30, 2016

	Shares/
	Principal Amount	Value
COMMON STOCK — 95.79%

AUTOMOBILES & COMPONENTS — 3.30%
Auto Components — 3.30%
Delphi Automotive plc	874,608	$62,377,043

		62,377,043

BANKS — 6.39%
Banks — 6.39%
Citigroup, Inc.	1,588,115	75,006,671
ING Groep N.V.	3,712,919	45,838,249

		120,844,920

CAPITAL GOODS — 2.91%
Construction & Engineering — 2.91%
Ferrovial SA	2,588,917	55,111,495

		55,111,495

CONSUMER DURABLES & APPAREL — 4.65%
Household Durables — 4.65%
Barratt Developments plc	13,737,153	88,012,105

		88,012,105

CONSUMER SERVICES — 6.31%
Hotels, Restaurants & Leisure — 6.31%
Galaxy Entertainment Group Ltd.	16,490,463	62,080,543
Wynn Resorts, Ltd.	588,720	57,353,102

		119,433,645

DIVERSIFIED FINANCIALS — 3.61%
Capital Markets — 0.63%
UBS Group AG	875,012	11,916,015
Consumer Finance — 2.98%
Capital One Financial Corp.	784,932	56,381,666

		68,297,681

ENERGY — 0.31%
Energy Equipment & Services — 0.31%
Helmerich & Payne, Inc.	88,323	5,944,138

		5,944,138

FOOD, BEVERAGE & TOBACCO — 6.30%
Food Products — 6.30%
BRF SA	1,152,534	19,604,932
Mondelez International, Inc.	2,181,426	95,764,602
The Kraft Heinz Co.	43,432	3,887,598

		119,257,132

HEALTH CARE EQUIPMENT & SERVICES — 1.78%
Health Care Providers & Services — 1.78%
[a] Express Scripts Holding Company	477,814	33,700,221

		33,700,221

INSURANCE — 3.29%
Insurance — 3.29%
NN Group NV	2,023,563	62,171,151

		62,171,151

MATERIALS — 4.72%
Chemicals — 3.27%
CF Industries Holdings, Inc.	2,543,824	61,942,114
Metals & Mining — 1.45%
Mineral Resources Ltd.	3,249,219	27,528,758

		89,470,872

MEDIA — 5.47%
Media — 5.47%
[a] Altice N.V.	5,764,903	103,421,723

		103,421,723

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 3.69%
Pharmaceuticals — 3.69%
[a] Allergan plc	303,023	69,789,227

		69,789,227

10    Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2016

	Shares/
	Principal Amount	Value
REAL ESTATE — 6.65%
Equity Real Estate Investment Trusts — 6.65%
VEREIT, Inc.	10,299,514	$106,805,960
Ryman Hospitality Properties, Inc.	393,622	18,956,836

		125,762,796

SOFTWARE & SERVICES — 12.71%
Information Technology Services — 2.79%
[a] InterXion Holding NV	1,459,466	52,861,858
Internet Software & Services — 9.92%
[a] Alphabet, Inc. Class A	118,090	94,951,446
[a] Baidu, Inc. ADR	508,720	92,622,650

		240,435,954

TECHNOLOGY HARDWARE & EQUIPMENT — 2.55%
Communications Equipment — 2.42%
[a] EchoStar Corp.	1,042,709	45,701,935
Technology, Hardware, Storage & Peripherals — 0.13%
Apple, Inc.	22,094	2,497,727

		48,199,662

TELECOMMUNICATION SERVICES — 12.39%
Diversified Telecommunication Services — 8.55%
[a] Level 3 Communications, Inc.	2,252,087	104,451,795
[a] SFR Group SA	1,942,121	57,181,844
Wireless Telecommunication Services — 3.84%
[a] T-Mobile US, Inc.	1,555,772	72,685,668

		234,319,307

TRANSPORTATION — 8.76%
Airlines — 3.28%
Ryanair Holdings plc ADR	826,432	62,007,193
Transportation Infrastructure — 5.48%
Aena S.A.	702,724	103,648,820

		165,656,013

TOTAL COMMON STOCK (Cost $1,634,970,232)		1,812,205,085

SHORT TERM INVESTMENTS — 4.29%
[b] Thornburg Capital Management Fund	8,109,038	81,090,376

TOTAL SHORT TERM INVESTMENTS (Cost $81,090,376)		81,090,376

TOTAL INVESTMENTS — 100.08% (Cost $1,716,060,608)		$1,893,295,461
LIABILITIES NET OF OTHER ASSETS — (0.08)%		(1,515,522)

NET ASSETS — 100.00%		$1,891,779,939

Footnote Legend

a	Non-income producing.
b	Investment in Affiliates – Shown below are holdings of voting securities of each portfolio company which is considered “affiliated” to the Fund under the Investment Company Act of 1940, including companies for which the Fund’s holding represented 5% or more of the company’s voting securities, and a series of the Thornburg Investment Trust in which the Fund invested for cash management purposes during the period:

Issuer	Shares/ Principal September 30, 2015	Gross Additions	Gross Reductions	Shares/ Principal September 30, 2016	Market Value September 30, 2016		Investment Income	Realized Gain (Loss)
Concordia Healthcare Corp.*	1,840,424		1,840,424		$		$742,769	$(91,349,495)
InterXion Holding NV*	3,881,212		2,421,746				—	13,318,033
Thornburg Capital Management Fund	18,271,004	91,032,250	101,194,216	8,109,038		81,090,376	591,379	—

Total non-controlled affiliated issuers - 4.29% of net assets						$81,090,376	$1,334,148	$(78,031,462)

*	Issuers not affiliated at September 30, 2016.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR       American Depositary Receipt

See notes to financial statements.

Annual Report    11

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Global Opportunities Fund	September 30, 2016

ASSETS
Investments at value (Note 3)
Non-affiliated issuers (cost $1,634,970,232)	$1,812,205,085
Non-controlled issuers (cost $81,090,376)	81,090,376
Cash	214,050
Receivable for investments sold	441,484
Receivable for fund shares sold	2,577,801
Unrealized appreciation on forward currency contracts (Note 7)	1,218,342
Dividends receivable	2,622,738
Prepaid expenses and other assets	115,143

Total Assets	1,900,485,019

LIABILITIES
Payable for investments purchased	29,004
Payable for fund shares redeemed	4,271,870
Unrealized depreciation on forward currency contracts (Note 7)	2,331,466
Payable to investment advisor and other affiliates (Note 4)	1,695,027
Accounts payable and accrued expenses	377,524
Dividends payable	189

Total Liabilities	8,705,080

NET ASSETS	$1,891,779,939

NET ASSETS CONSIST OF
Undistributed net investment income	$1,186,466
Net unrealized appreciation on investments	176,122,717
Accumulated net realized gain (loss)	(221,281,796)
Net capital paid in on shares of beneficial interest	1,935,752,552

$1,891,779,939

12    Annual Report

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2016

NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($443,072,050 applicable to 17,794,144 shares of beneficial interest outstanding - Note 5)	$24.90
Maximum sales charge, 4.50% of offering price	1.17

Maximum offering price per share	$26.07

Class C Shares:
Net asset value and offering price per share* ($359,426,176 applicable to 14,897,945 shares of beneficial interest outstanding - Note 5)	$24.13

Class I Shares:
Net asset value, offering and redemption price per share ($996,969,438 applicable to 39,937,161 shares of beneficial interest outstanding - Note 5)	$24.96

Class R3 Shares:
Net asset value, offering and redemption price per share ($10,645,332 applicable to 431,663 shares of beneficial interest outstanding - Note 5)	$24.66

Class R4 Shares:
Net asset value, offering and redemption price per share ($21,415,431 applicable to 867,906 shares of beneficial interest outstanding - Note 5)	$24.67

Class R5 Shares:
Net asset value, offering and redemption price per share ($60,251,512 applicable to 2,411,159 shares of beneficial interest outstanding - Note 5)	$24.99

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Annual Report    13

STATEMENT OF OPERATIONS

Thornburg Global Opportunities Fund	Year Ended September 30, 2016

INVESTMENT INCOME
Dividend income
Non-affiliated issuers (net of foreign taxes withheld of $1,647,358)	$51,780,619
Non-controlled affiliated issuer	1,334,148

Total Income	53,114,767

EXPENSES
Investment advisory fees (Note 4)	17,583,202
Administration fees (Note 4)
Class A Shares	673,218
Class C Shares	492,866
Class I Shares	581,526
Class R3 Shares	11,660
Class R4 Shares	23,080
Class R5 Shares	55,852
Distribution and service fees (Note 4)
Class A Shares	1,345,187
Class C Shares	3,942,738
Class R3 Shares	46,667
Class R4 Shares	45,967
Transfer agent fees
Class A Shares	761,105
Class C Shares	509,574
Class I Shares	1,267,237
Class R3 Shares	34,576
Class R4 Shares	66,620
Class R5 Shares	200,584
Registration and filing fees
Class A Shares	47,773
Class C Shares	42,447
Class I Shares	84,767
Class R3 Shares	17,562
Class R4 Shares	17,973
Class R5 Shares	18,906
Custodian fees (Note 2)	205,080
Professional fees	108,064
Accounting fees (Note 4)	109,865
Trustee fees	98,343
Other expenses	271,138

Total Expenses	28,663,577
Less:
Expenses reimbursed by investment advisor (Note 4)	(152,691)

Net Expenses	28,510,886

Net Investment Income	$24,603,881

14    Annual Report

STATEMENT OF OPERATIONS, CONTINUED

Thornburg Global Opportunities Fund	Year Ended September 30, 2016

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments
Non-affiliated issuers	$(78,707,796)
Non-controlled affiliated issuers	(78,031,462)
Forward currency contracts (Note 7)	4,785,014
Foreign currency transactions	(273,425)

(152,227,669)

Net change in unrealized appreciation (depreciation) on:
Investments
Non-affiliated issuers	150,028,925
Non-controlled affiliated issuers	3,727,667
Forward currency contracts (Note 7)	2,718,041
Foreign currency translations	43,343

156,517,976

Net Realized and Unrealized Gain	4,290,307

Net Increase in Net Assets Resulting from Operations	$28,894,188

See notes to financial statements.

Annual Report    15

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Global Opportunities Fund

	Year Ended September 30, 2016	Year Ended September 30, 2015
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income (loss)	$24,603,881	$(5,711,823)
Net realized gain (loss) on investments, forward currency contracts, and foreign currency transactions	(152,227,669)	44,175,598
Net unrealized appreciation (depreciation) on investments, forward currency contracts, and foreign currency translations	156,517,976	(142,134,583)

Net Increase (Decrease) in Net Assets Resulting from Operations	28,894,188	(103,670,808)

DIVIDENDS TO SHAREHOLDERS
From net investment income
Class A Shares	(3,010,113)	—
Class I Shares	(13,341,341)	(344,505)
Class R3 Shares	(36,643)	—
Class R4 Shares	(110,179)	—
Class R5 Shares	(1,174,656)	(48,802)

FUND SHARE TRANSACTIONS (NOTE 5)
Class A Shares	(110,083,884)	370,955,478
Class C Shares	(7,662,535)	239,292,442
Class I Shares	(293,034,015)	887,933,296
Class R3 Shares	1,433,669	7,293,561
Class R4 Shares	8,050,573	9,285,030
Class R5 Shares	(48,461,226)	34,520,070

Net Increase (Decrease) in Net Assets	(438,536,162)	1,445,215,762

NET ASSETS
Beginning of Year	2,330,316,101	885,100,339

End of Year	$1,891,779,939	$2,330,316,101

Undistributed (distribution in excess of) net investment income	$1,186,466	$(4,461,055)

See notes to financial statements.

16    Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Global Opportunities Fund	September 30, 2016

NOTE 1 – ORGANIZATION

Thornburg Global Opportunities Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of twenty separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types from issuers around the world.

The Fund currently offers six classes of shares of beneficial interest: Class A, Class C, Institutional Class (“Class I”), and Retirement Classes (“Class R3,” “Class R4,” and “Class R5”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I and Class R5 shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (iv) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (v) Class R4 shares are sold at net asset value without a sales charge at the time of purchase, but bear a service fee, and (vi) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.

Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.

Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income distributions, if any, are declared and paid quarterly. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by the Advisor. Dividends are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.

Investment Income: Dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Fund. Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to call dates or maturity dates using the effective yield method of the respective investments, which is included in interest income on the Statement of Operations.

Custodian Fees: Custodian fees disclosed in the Statement of Operations may include interest expenses incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on any such cash overdraft at a rate equal to 2.50% of the overdraft amount in excess of $50,000.

Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and

Annual Report    17

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2016

reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Repurchase Agreements: The Fund may invest excess cash in repurchase agreements whereby the Fund purchases investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign investments, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation (depreciation) from investments.

Reported net realized gains and losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains and losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net change in unrealized appreciation (depreciation) on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at period end, resulting from changes in exchange rates.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.

The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed each uncertain tax position believed to be material in the preparation of the Fund’s financial statements for the fiscal year ended September 30, 2016, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Fund has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities.

At September 30, 2016, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$1,721,376,342

Gross unrealized appreciation on a tax basis	$221,077,753
Gross unrealized depreciation on a tax basis	(49,158,634)

Net unrealized appreciation (depreciation) on investments (tax basis)	$171,919,119

Temporary book to tax adjustments to the cost of investments and net unrealized appreciation (depreciation) for tax purposes result primarily from outstanding wash sale losses and outstanding real estate investment trust (“REIT”) tax basis adjustments.

18    Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2016

At September 30, 2016, the Fund had deferred tax basis late year specified ordinary losses occurring subsequent to October 31, 2015 through September 30, 2016 of $301,466. For tax purposes, such losses will be recognized in the year ending September 30, 2017.

At September 30, 2016, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2015 through September 30, 2016 of $133,084,576. For tax purposes, such capital losses will be recognized in the year ending September 30, 2017.

At September 30, 2016, the Fund had cumulative tax basis capital losses of $18,965,104, (of which $18,965,104 are short-term and $0 are long-term) generated after September 30, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire, but are required to be utilized to offset future gains prior to the utilization of losses generated prior to October 1, 2011.

At September 30, 2016, the Fund had tax basis capital losses of $65,016,060 generated prior to October 1, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards expire September 30, 2018.

In order to account for permanent book to tax differences, the Fund decreased undistributed net investment income by $1,283,428, decreased accumulated net realized gain (loss) by $1,316,397, and decreased net capital paid in on shares of beneficial interest by $32,969. Reclassifications have no impact upon the net asset value of the Fund and result primarily from foreign currency gains (losses) and investments in real estate investments trusts (“REITs”).

At September 30, 2016, the Fund had $1,474,485 of undistributed tax basis ordinary investment income and no undistributed tax basis capital gains.

The tax character of distributions paid during the years ended September 30, 2016, and September 30, 2015, was as follows:

	2016	2015
Distributions from:
Ordinary income	$17,672,932	$393,307
Capital gains	—	—

Total	$17,672,932	$393,307

Foreign Withholding Taxes: The Fund is subject to foreign tax withholding imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld, in view of various considerations, including recent decisions rendered by the courts in those and other jurisdictions. The Fund would expect to record a receivable for such a reclaim based on a variety of factors, including assessment of a jurisdiction’s legal obligation to pay reclaims, the jurisdiction’s administrative practices and payment history, and industry convention. To date the Fund has recorded no such receivable because there is limited precedent for collecting such prior year reclaims and the likelihood of collection remains uncertain.

Deferred Foreign Capital Gain Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements.

NOTE 3 – SECURITY VALUATION

Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.

The Trustees of the Trust have appointed Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”) to assist the Trustees in obtaining market values for portfolio investments, evaluate and monitor professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.

In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market

Annual Report    19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2016

participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Securities: Securities and other portfolio investments which are listed or traded on a United States securities exchange are valued at the last reported sale price on the valuation date. Investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date. Portfolio investments reported by NASDAQ are valued at the official closing price on the valuation date. If an investment is traded on more than one exchange, the investment is considered traded on the exchange that is normally the primary market for that investment. Securities and other portfolio investments which are listed or traded on exchanges outside the United States are valued at the last price or the closing price of the investment on the exchange that is normally the primary market for the investment, as of the close of the exchange preceding the Fund’s valuation date. Foreign investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date.

In any case when a market quotation is not readily available for a portfolio investment ordinarily valued by market quotation, the Committee calculates a fair value for the investment using alternative methods approved by the Audit Committee. A market quotation is not readily available when the primary market or exchange for the investment is not open for the entire scheduled day of trading. Market quotations for an investment also may not be readily available if developments after the most recent close of the investment’s primary exchange or market, but prior to the close of business on any Fund business day, or an unusual event or significant period of time occurring since the availability of a market quotation, create a serious question concerning the reliability of the most recent market quotation available for the investment. In particular, on days when market volatility thresholds established by the Audit Committee are exceeded, foreign equity investments held by the Fund may be valued using alternative methods. The Committee customarily obtains valuations in these instances from pricing service providers approved by the Audit Committee. Pricing service providers ordinarily calculate valuations using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data.

Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.

In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider merits review for significant reasons, the Committee decides whether or not to use the valuation calculated by the pricing service provider or to use an alternative method approved by the Audit Committee to calculate a fair value for the obligation.

Quotations for foreign investments expressed in foreign currency amounts are converted to U.S. dollar equivalents using a foreign exchange quotation from a third party service provider at the time of valuation. Foreign investments held by the Fund may be traded on days and at times when the Fund is not open for business. Consequently, the value of Fund investments may be significantly affected on days when shareholders cannot purchase or sell Fund shares. Futures contracts and other financial and derivative instruments traded on an exchange are valued at the latest published price for the instrument on its primary exchange. Listed options are valued at the last bid price.

Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.

Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

20    Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2016

Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).

Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are characterized as Level 2 within the valuation hierarchy.

On days when market volatility thresholds established by the Audit Committee are exceeded, foreign securities for which valuations are obtained from pricing service providers are fair valued. On these days, the foreign securities are characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.

In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment, and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.

Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2016. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at September 30, 2016
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities*
Common Stock	$1,812,205,085	$1,812,205,085	$—	$—
Short Term Investments	81,090,376	81,090,376	—	—

Total Investments in Securities	$1,893,295,461	$1,893,295,461	$—	$—
Other Financial Instruments**
Forward Currency Contracts	$1,218,342	$—	$1,218,342	$—
Spot Currency	$413	$413	$—	$—
Liabilities
Other Financial Instruments**
Forward Currency Contracts	$(2,331,466)	$—	$(2,331,466)	$—

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).
**	Other Financial Instruments include investments not reflected in the Schedule of Investments, which may include futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between levels for the year ended September 30, 2016, other than when the Fund exceeded market volatility thresholds for foreign equity investments during the period.

Annual Report    21

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2016

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. Under the investment advisory agreement, the Fund pays the Advisor a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Management Fee Schedule

Daily net assets	Fee Rate
Up to $500 million	0.875%
Next $500 million	0.825
Next $500 million	0.775
Next $500 million	0.725
Over $2 billion	0.675

The Fund’s effective management fee for the year ended September 30, 2016 was 0.787% of the Fund’s average dividend assets.

The Fund pays to the Advisor the costs of personnel who perform certain accounting services for the Fund. For the year ended September 30, 2016 the Fund paid $109,865 to the Advisor for these accounting services. The Trust has also entered into administrative service agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. Total administrative service fees incurred by each class of shares of the Fund for the year ended September 30, 2016, are set forth in the Statement of Operations.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the year ended September 30, 2016, the Distributor has advised the Fund that it earned net commissions aggregating $85,492 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $116,992 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to Class A, Class C, Class R3, and Class R4 shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the year ended September 30, 2016, there were no 12b-1 service plan fees charged for Class I and R5 shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares, and an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class R3 shares. Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the year ended September 30, 2016, are set forth in the Statement of Operations.

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed levels as specified in the Fund’s most recent prospectus. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before February 1, 2017, unless the Advisor ceases to be the investment advisor to the Trust or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor retain the right to be repaid by the Fund for fee waivers and expense reimbursements if expenses fall below the contractual limit prior to the end of the fiscal year.

For the year ended September 30, 2016, the Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $47,415 for Class R3 shares, $47,363 for Class R4 shares, and $87,632 for Class R5 shares. The Fund contractually recaptured certain class specific expenses, administrative fees, and distribution fees of $29,719 for Class I shares.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

The percentage of direct investments in the Fund held by appointed Trustees, Officers and the Advisor is approximately 2.20%.

The Fund may sell securities to an affiliated fund, or the Fund may purchase securities held by an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the year ended September 30, 2016, the Fund had no transactions with affiliated funds.

22    Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2016

NOTE 5 – SHARES OF BENEFICIAL INTEREST

At September 30, 2016, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2016		Year Ended September 30, 2015
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	8,325,065	$206,319,481	17,590,204	$468,824,712
Shares issued to shareholders in reinvestment of dividends	110,072	2,763,766	—	—
Shares repurchased	(13,183,729)	(319,167,131)	(3,775,955)	(97,869,234)

Net increase (decrease)	(4,748,592)	$(110,083,884)	13,814,249	$370,955,478

Class C Shares
Shares sold	4,803,724	$115,763,249	10,179,065	$265,057,532
Shares issued to shareholders in reinvestment of dividends	—	—	(34)	(914)
Shares repurchased	(5,248,474)	(123,425,784)	(1,014,489)	(25,764,176)

Net increase (decrease)	(444,750)	$(7,662,535)	9,164,542	$239,292,442

Class I Shares
Shares sold	18,934,040	$468,189,151	40,710,414	$1,082,618,625
Shares issued to shareholders in reinvestment of dividends	471,633	11,765,280	11,868	299,435
Shares repurchased	(31,876,944)	(772,988,446)	(7,379,162)	(194,984,764)

Net increase (decrease)	(12,471,271)	$(293,034,015)	33,343,120	$887,933,296

Class R3 Shares
Shares sold	305,984	$7,356,605	301,768	$7,931,259
Shares issued to shareholders in reinvestment of dividends	773	19,074	—	—
Shares repurchased	(244,734)	(5,942,010)	(24,749)	(637,698)

Net increase (decrease)	62,023	$1,433,669	277,019	$7,293,561

Class R4 Shares
Shares sold	659,749	$16,156,222	455,895	$11,931,206
Shares issued to shareholders in reinvestment of dividends	3,301	81,175	—	—
Shares repurchased	(339,232)	(8,186,824)	(101,106)	(2,646,176)

Net increase (decrease)	323,818	$8,050,573	354,789	$9,285,030

Class R5 Shares
Shares sold	1,385,031	$34,352,393	2,061,965	$54,277,368
Shares issued to shareholders in reinvestment of dividends	46,737	1,162,738	1,933	48,802
Shares repurchased	(3,446,732)	(83,976,357)	(755,208)	(19,806,100)

Net increase (decrease)	(2,014,964)	$(48,461,226)	1,308,690	$34,520,070

Annual Report    23

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2016

NOTE 6 – INVESTMENT TRANSACTIONS

For the year ended September 30, 2016, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $778,069,999 and $1,108,540,401, respectively.

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of the FASB Accounting Standards Codification 815-10-50 (“ASC 815”) require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the year ended September 30, 2016, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract’s counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Fund’s Advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss.

The Fund entered into forward currency contracts during the year ended September 30, 2016 in the normal course of pursuing its investment objectives, with the objective of purchasing foreign investments or with the intent of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions.

These contracts are accounted for by the Fund under ASC 815. Unrealized appreciation and depreciation on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations.

The quarterly average value of open sell currency contracts for the year ended September 30, 2016 was $597,425,165. Open buy currency contracts are entered into for the purpose of closing open sell currency contracts and the values are dependent upon the values of the open sell currency contracts to which they relate.

The following table displays the outstanding forward currency contracts at September 30, 2016:

Outstanding Forward Currency Contracts to Buy or Sell at September 30, 2016
Contract Description	Buy/Sell	Contract Amount	Contract Value Date	Value USD	Unrealized Appreciation	Unrealized Depreciation
Australian Dollar	Sell	30,126,800	11/15/2016	23,036,580	$152,921	$—
Australian Dollar	Sell	3,796,700	11/15/2016	2,903,162	—	(14,975)
Euro	Sell	386,847,300	11/15/2016	435,394,352	—	(2,295,589)
Great Britain Pound	Sell	40,006,000	10/07/2016	51,857,525	472,324	—
Great Britain Pound	Sell	7,934,500	10/07/2016	10,285,045	230,682	—
Great Britain Pound	Sell	9,293,200	10/07/2016	12,046,252	181,323	—
Great Britain Pound	Sell	11,955,500	10/07/2016	15,497,241	119,033	—
Great Britain Pound	Buy	5,738,700	10/07/2016	7,438,754	31,699	—
Swiss Franc	Sell	7,267,800	10/05/2016	7,481,427	21,670	—
Swiss Franc	Sell	5,700,700	01/04/2017	5,902,140	8,690	—
Swiss Franc	Buy	5,827,600	10/05/2016	5,998,894	—	(9,560)
Swiss Franc	Buy	1,440,200	10/05/2016	1,482,533	—	(11,342)

Total					$1,218,342	$(2,331,466)

Net unrealized appreciation (depreciation)						$(1,113,124)

24    Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2016

The outstanding forward currency contracts in the foregoing table were entered into with State Street Bank and Trust Company (“SSB”), pursuant to an International Swaps and Derivatives Association (“ISDA”) Master Agreement. In the event of a default or termination under the ISDA Master Agreement with SSB, the non-defaulting party has the right to close out all outstanding forward currency contracts between the parties and to net any payment amounts under those contracts, resulting in a single net amount payable by one party to the other.

Because the ISDA Master Agreement with SSB does not result in an offset of reported amounts of financial assets and liabilities in the Fund’s Statement of Assets and Liabilities unless there has been an event of default or termination event under that agreement, the Fund does not net its outstanding forward currency contracts for purposes of the disclosure in the Fund’s Statement of Assets and Liabilities. Instead the Fund recognizes the unrealized appreciation or depreciation on those forward currency contracts on a gross basis in the Fund’s Statement of Assets and Liabilities.

The unrealized appreciation (depreciation) of the outstanding forward currency contracts recognized in the Fund’s Statement of Assets and Liabilities at September 30, 2016 is disclosed in the following table:

Fair Values of Derivative Financial Instruments at September 30, 2016
Asset Derivatives	Balance Sheet Location	Fair Value
Foreign exchange contracts	Assets - Unrealized appreciation on forward currency contracts	$1,218,342

Liability Derivatives	Balance Sheet Location	Fair Value
Foreign exchange contracts	Liabilities - Unrealized depreciation on forward currency contracts	$(2,331,466)

Because the Fund does not currently receive or post cash collateral in connection with its currency forward contracts, and because all of the Fund’s outstanding currency forward contracts are with SSB, the net amounts of the Fund’s assets and liabilities which are attributable to those contracts at September 30, 2016 can be determined by offsetting the dollar amounts shown in the preceding table. Based on those amounts, the net amount of the Fund’s assets which is attributable to its outstanding forward currency contracts at September 30, 2016 is $0, and the net amount of the Fund’s liabilities which is attributable to those contracts at that date is $1,113,124. The Fund’s forward currency contracts are valued each day, and the net amounts of the Fund’s assets and liabilities which are attributable to those contracts are expected to vary over time.

The net realized gain (loss) from forward currency contracts and the net change in unrealized appreciation (depreciation) on outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the year ended September 30, 2016 are disclosed in the following tables:

Net Realized Gain (Loss) on Derivative Financial Instruments Recognized in Income for the Year Ended September 30, 2016
	Total	Forward Currency Contracts
Foreign exchange contracts	$4,785,014	$4,785,014

Net Change in Unrealized Appreciation (Depreciation) of Derivative Financial Instruments Recognized in Income for the Year Ended September 30, 2016
	Total	Forward Currency Contracts
Foreign exchange contracts	$2,718,041	$2,718,041

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, liquidity risk, the risks associated with investments in small- and mid-cap companies and non-U.S. issuers (including developing country issuers), credit risk, real estate investment trusts, and interest rate risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between September 30, 2016 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

Annual Report    25

FINANCIAL HIGHLIGHTS

    Thornburg Global Opportunities Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the Year)								RATIOS TO AVERAGE NET ASSETS					SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Year	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Year	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, After Expense Reductions and Net of Custody Credits (%)	Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of Year (Thousands)
CLASS A SHARES
2016(b)	$24.41	0.25	0.38	0.63	(0.14)	—	(0.14)	$24.90	1.02	1.35	1.35	1.35		2.57	37.11	$443,072
2015(b)	$23.74	(0.11)	0.78	0.67	—	—	—	$24.41	(0.42)	1.32	1.32	1.32		2.82	45.41	$550,327
2014(b)	$19.72	(0.03)	4.13	4.10	(0.08)	—	(0.08)	$23.74	(0.15)	1.41	1.41	1.41		20.85	60.29	$207,227
2013(b)	$15.97	0.11	3.79	3.90	(0.15)	—	(0.15)	$19.72	0.60	1.46	1.46	1.46		24.50	66.12	$96,855
2012(b)	$13.15	0.14	2.89	3.03	(0.21)	—	(0.21)	$15.97	0.94	1.49	1.49	1.49		23.22	66.07	$77,103
CLASS C SHARES
2016	$23.70	0.07	0.36	0.43	—	—	—	$24.13	0.29	2.09	2.09	2.09		1.81	37.11	$359,426
2015	$23.23	(0.31)	0.78	0.47	—	—	—	$23.70	(1.20)	2.10	2.10	2.10		2.02	45.41	$363,615
2014	$19.38	(0.20)	4.07	3.87	(0.02)	—	(0.02)	$23.23	(0.92)	2.17	2.17	2.17		19.96	60.29	$143,506
2013	$15.69	(0.03)	3.72	3.69	—	—	—	$19.38	(0.18)	2.22	2.22	2.22		23.52	66.12	$87,808
2012	$12.98	0.02	2.84	2.86	(0.15)	—	(0.15)	$15.69	0.17	2.27	2.27	2.27		22.21	66.07	$76,738
CLASS I SHARES
2016	$24.53	0.34	0.37	0.71	(0.28)	—	(0.28)	$24.96	1.39	0.99	0.99	0.99		2.91	37.11	$996,970
2015	$23.79	(0.02)	0.77	0.75	(0.01)	—	(0.01)	$24.53	(0.08)	0.97	0.97	0.98		3.17	45.41	$1,285,609
2014	$19.74	0.06	4.15	4.21	(0.16)	—	(0.16)	$23.79	0.26	0.99	0.99	1.08		21.39	60.29	$453,511
2013	$16.06	0.19	3.80	3.99	(0.31)	—	(0.31)	$19.74	1.07	0.99	0.99	1.11		25.08	66.12	$249,283
2012	$13.20	0.21	2.90	3.11	(0.25)	—	(0.25)	$16.06	1.44	0.99	0.99	1.21		23.82	66.07	$169,384
CLASS R3 SHARES
2016	$24.18	0.20	0.38	0.58	(0.10)	—	(0.10)	$24.66	0.84	1.50	1.50	2.01		2.38	37.11	$10,645
2015	$23.55	(0.15)	0.78	0.63	—	—	—	$24.18	(0.58)	1.50	1.50	2.15		2.68	45.41	$8,936
2014	$19.55	(0.06)	4.11	4.05	(0.05)	—	(0.05)	$23.55	(0.26)	1.50	1.50	2.59		20.75	60.29	$2,182
2013	$15.91	0.11	3.74	3.85	(0.21)	—	(0.21)	$19.55	0.60	1.49	1.49	3.41		24.37	66.12	$1,653
2012	$13.11	0.11	2.90	3.01	(0.21)	—	(0.21)	$15.91	0.75	1.50	1.50	9.01	(c)	23.22	66.07	$894
Class R4 Shares
2016	$24.22	0.24	0.35	0.59	(0.14)	—	(0.14)	$24.67	0.98	1.40	1.40	1.66		2.45	37.11	$21,415
2015	$23.57	(0.13)	0.78	0.65	—	—	—	$24.22	(0.51)	1.40	1.40	1.76		2.76	45.41	$13,175
2014	$19.59	(0.03)	4.10	4.07	(0.09)	—	(0.09)	$23.57	(0.14)	1.40	1.40	2.23		20.82	60.29	$4,462
2013	$15.90	0.12	3.76	3.88	(0.19)	—	(0.19)	$19.59	0.68	1.40	1.40	2.76		24.57	66.12	$2,161
2012	$13.09	0.15	2.88	3.03	(0.22)	—	(0.22)	$15.90	1.05	1.40	1.40	3.72		23.36	66.07	$1,329
CLASS R5 SHARES
2016	$24.55	0.34	0.37	0.71	(0.27)	—	(0.27)	$24.99	1.38	0.99	0.99	1.07		2.91	37.11	$60,252
2015	$23.81	(0.03)	0.78	0.75	(0.01)	—	(0.01)	$24.55	(0.11)	0.98	0.98	1.02		3.17	45.41	$108,654
2014	$19.76	0.06	4.15	4.21	(0.16)	—	(0.16)	$23.81	0.26	0.99	0.99	1.10		21.36	60.29	$74,212
2013	$16.07	0.18	3.82	4.00	(0.31)	—	(0.31)	$19.76	1.03	0.99	0.99	1.15		25.13	66.12	$49,023
2012	$13.21	0.21	2.90	3.11	(0.25)	—	(0.25)	$16.07	1.44	0.99	0.99	1.15		23.80	66.07	$50,327

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding.

See notes to financial statements.

26 Annual Report	Annual Report 27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg Global Opportunities Fund	September 30, 2016

To the Trustees and Shareholders of

Thornburg Global Opportunities Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Thornburg Global Opportunities (the “Fund”) at September 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2016 by correspondence with the custodian, brokers, transfer agent, and the application of alternative procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 18, 2016

28    Annual Report

EXPENSE EXAMPLE

Thornburg Global Opportunities Fund	September 30, 2016 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2016, and held until September 30, 2016.

	Beginning Account Value 4/1/16	Ending Account Value 9/30/16	Expenses paid During period† 4/1/16–9/30/16
CLASS A SHARES
Actual	$1,000.00	$1,004.70	$6.97
Hypothetical*	$1,000.00	$1,018.05	$7.01
CLASS C SHARES
Actual	$1,000.00	$1,001.20	$10.62
Hypothetical*	$1,000.00	$1,014.38	$10.69
CLASS I SHARES
Actual	$1,000.00	$1,006.30	$5.14
Hypothetical*	$1,000.00	$1,019.87	$5.18
CLASS R3 SHARES
Actual	$1,000.00	$1,004.00	$7.51
Hypothetical*	$1,000.00	$1,017.50	$7.56
CLASS R4 SHARES
Actual	$1,000.00	$1,004.40	$7.01
Hypothetical*	$1,000.00	$1,018.00	$7.06
CLASS R5 SHARES
Actual	$1,000.00	$1,006.60	$4.97
Hypothetical*	$1,000.00	$1,020.04	$5.01

†	Expenses are equal to the annualized expense ratio for each class (A: 1.39%; C: 2.12%; I: 1.03%; R3: 1.50%; R4: 1.40%; R5: 0.99%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report    29

TRUSTEES AND OFFICERS

Thornburg Global Opportunities Fund	September 30, 2016 (Unaudited)

Name, Age, Year Elected Position Held with Fund	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
INTERESTED TRUSTEES (1)(2)(4)

Garrett Thornburg, 71 Trustee since 1987, Chairman of Trustees(3)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman and controlling shareholder of Thornburg Securities Corporation (securities dealer); Chairman and CEO of Chamisa Energy, LLC; President of the Thornburg Foundation (nonprofit).	None

Brian J. McMahon, 61 Trustee since 2001, Vice Chairman of Trustees, Member of Governance & Nominating Committee & Operations Risk Oversight Committee(5)	Chief Investment Officer, Managing Director, and Portfolio Manager and, until 2016, CEO and President of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	None

INDEPENDENT TRUSTEES (1)(2)(4)

David A. Ater, 71 Trustee since 1994, Member of Audit Committee & Chairman of Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None

David D. Chase, 75 Trustee since 2000, Chairman of Audit Committee	Managing Member of CS Group, LLC, Santa Fe, NM (private investment fund – family office).	None

Sally Corning, 55 Trustee since 2012, Member of Audit Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity firm with investment programs encompassing venture capital, mezzanine debt, and growth equity).	None

Susan H. Dubin, 67 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

David L. Gardner, 53 Trustee since 2015, Member of Operations Risk Oversight Committee	Until 2012, head of EMEA (Europe, Middle East and Africa) Sales for iShares of Blackrock, Inc., EMEA Executive Committee Member and EMEA Operating Committee Member at Blackrock, Inc.	None

Owen D. Van Essen, 62 Trustee since 2004, Member of Governance & Nominating Committee & Chairman of Operations Risk Oversight Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 57 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None

30    Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2016 (Unaudited)

Name, Age, Year Elected Position Held with Fund	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(7)

Nimish Bhatt, 53 Treasurer since 2016(6)	Chief Financial Officer and Treasurer of Thornburg Investment Management, Inc. and Thornburg Securities Corporation since 2016; Senior Vice President
	(2004–2016), Chief Financial Officer (2011–2016), and Head of Fund Administration (2011–2016) of Calamos Asset Management, Inc., Calamos Investments LLC, Calamos Advisors LLC, and Calamos Wealth Management; Director of Calamos Global Funds plc (2007–2016).	Not applicable

Jason Brady, 42 President since 2016(6)	CEO and President since 2016, Vice President from 2011 to 2016, Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation since 2016.	Not applicable

Kathleen Brady, 56 Vice President since 2008	Tax Manager Fund Accounting of Thornburg Investment Management, Inc.	Not applicable

Connor Browne, 37 Vice President since 2006	Portfolio Manager, Vice President since 2013, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Tim Cunningham, 41 Vice President since 2014	Managing Director since 2011, Portfolio Manager since 2012, and Associate Portfolio Manager from 2009–2012 of Thornburg Investment Management, Inc.	Not applicable

Randy Dry, 42 Vice President since 2014	Vice President and Managing Director, Director of Institutional Group from 2014–2016, and since 2016, Chief Administrative Officer of Thornburg Investment Management, Inc.	Not applicable

Greg Dunn, 40 Vice President since 2014	Managing Director, Portfolio Manager since 2012, and Associate Portfolio Manager from 2009–2012 of Thornburg Investment Management, Inc.	Not applicable

Lon Erickson, 41 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

William V. Fries, 77 Vice President since 1995	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 45 Vice President since 2006	Vice President since 2011, Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Rolf Kelly, 37 Vice President since 2016	Portfolio Manager and Managing Director since 2013 and Associate Portfolio Manager from 2011–2013 of Thornburg Investment Management, Inc.	Not applicable

Ben Kirby, 36 Vice President since 2014	Portfolio Manager and Managing Director since 2013 and Associate Portfolio Manager from 2011–2013 of Thornburg Investment Management, Inc.	Not applicable

Jeff Klingelhofer, 41 Vice President since 2016	Portfolio Manager and Managing Director since 2015, Associate Portfolio Manager from 2012–2015, and Fixed Income Analyst from 2010–2012 of Thornburg Investment Management, Inc.	Not applicable

Rob MacDonald, 40 Vice President since 2016	Managing Director since 2015, Portfolio Manager since 2014, and Associate Portfolio Manager from 2011–2014 of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 49 Vice President since 2001	Vice President, Managing Director, and Director of Marketing of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	Not applicable

Christopher Ryon, 60 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Nicholos Venditti, 35 Vice President since 2016	Portfolio Manager and Managing Director since 2015 and Associate Portfolio Manager from 2011–2015 of Thornburg Investment Management, Inc.	Not applicable

Annual Report    31

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2016 (Unaudited)

Name, Age, Year Elected Position Held with Fund	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

Vinson Walden, 46 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 45 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 42 Vice President since 2003 Secretary since 2007(6)	Managing Director, Director of Mutual Fund Operations, and Vice President of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	Not applicable

Charles Wilson, 41 Vice President since 2016	Portfolio Manager and Managing Director since 2014 and Associate Portfolio Manager from 2012–2014 of Thornburg Investment Management, Inc.; Co-Portfolio Manager of Marsico Capital Management from 2010–2012.	Not applicable

Di Zhou, 38 Vice President since 2016	Portfolio Manager and Managing Director since 2016, Associate Portfolio Manager from 2014–2016, and Equity Research Analyst from 2010–2014 of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is a separate investment “Fund” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, all the Funds of the Trust. Each Trustee oversees all the Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the sole director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	The Bylaws of the Trust currently require that each Trustee shall retire by the end of the calendar year during which the Trustee reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(5)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the chief investment officer of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Assistant vice presidents, assistant secretaries, and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

32    Annual Report

OTHER INFORMATION

Thornburg Global Opportunities Fund	September 30, 2016 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

TAX INFORMATION

For the tax year ended September 30, 2016, dividends paid by the Thornburg Global Opportunities Fund of $17,672,932 are being reported as taxable ordinary investment income dividends for federal income tax purposes.

For the tax year ended September 30, 2016, the Fund is reporting 100.00% (or the maximum allowed) of the dividends paid from tax basis net ordinary income as qualifying for the reduced rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

The Fund is reporting 50.61% (or the maximum allowed) of the ordinary income distributions paid by the Fund for the fiscal year ended September 30, 2016 as qualified for the corporate dividends received deduction.

For the year ended September 30, 2016, foreign source income and foreign taxes paid is $33,116,675 and $1,647,358, respectively. The information and distributions reported herein may differ from the information and distributions reported to the shareholders for the calendar year ending December 31, 2016. Complete information will be reported in conjunction with your 2016 Form 1099.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Global Opportunities Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 13, 2016.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in May 2016 to consider aspects of their annual evaluation of the Advisor’s service to all of the funds of Thornburg Investment Trust, to plan the annual evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The independent Trustees met again in independent session in September to consider portions of the information submitted by the Advisor. Representatives of the Advisor subsequently reviewed portions of the information with the Trustees and addressed questions from the Trustees at a full meeting session of the Trustees scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees considered a wide range of information and did not identify any single factor as controlling, and this summary does not describe all of the factors and other matters considered by the Trustees in making their determination.

Nature, Extent and Quality of Services. The Trustees considered presentations by the Advisor at meeting sessions scheduled for consideration of a continuation of the advisory agreement, and also noted their consideration of the reports the Trustees and their committees receive throughout the year on a wide variety of topics, and consideration they had given to a number of topics in previous

Annual Report    33

OTHER INFORMATION, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2016 (Unaudited)

years. Information identified by the Trustees in their evaluation as having been considered and contributing to their conclusions included Trustees’ assessments of the Advisor’s personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing levels and measures to maintain staffing levels and improve competencies, the Advisor’s commitment to attract and retain high quality portfolio management expertise through competitive compensation levels, the Advisor’s collaborative approach to investment management, the Fund’s investment performance over different periods of time, portfolio managers’ cognizance of and strategies to address market and economic trends and conditions, the evaluation and selection of individual investments, the structuring and composition of the Fund’s portfolio, management of Fund liquidity requirements, cognizance of and efforts to achieve tax efficiency, responses to share sale and redemption activity, continuing enhancements to the Advisor’s electronic and information systems and the Advisor’s engagement of outside firms to assist in improving or replacing those systems, the Advisor’s evaluation and selection of firms providing portfolio trade execution to the Fund and the Advisor’s measures to obtain favorable trade execution, the Advisor’s performance of accounting and other services, the Advisor’s continued commitment to observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, the quality and extent of written and oral reports to the Trustees over the course of the year, and other factors.

Investment Performance. The Trustees noted in their evaluation of the Fund’s investment performance the reports they had received in each regular meeting over the course of the year from the Advisor’s portfolio management personnel. The Trustees also noted in their evaluation their consideration of information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including the following items of information respecting the investment performance of the Fund: (1) the Fund’s absolute investment performance and achievement of stated objectives; (2) the Advisor’s written and oral explanations and commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions, (3) performance data for the nine calendar years since the Fund’s inception, comparing the Fund’s annual investment returns to a fund category selected by an independent mutual fund analyst firm, and to a broad-based securities index, (4) the Fund’s investment performance for the three-month, year-to-date, one-year, three-year and five-year periods ending with the second quarter of the current year comparing the Fund’s annualized returns to two mutual fund categories selected by independent mutual fund analyst firms and to a broad-based securities index, and assigning a percentage rank to the Fund’s performance for each period relative to each of the fund categories, (5) comparison of the Fund’s annualized return since inception to the Fund’s benchmark index, and (6) comparative measures of estimated earnings growth, portfolio volatility, risk and return.

The Trustees found that quarterly reports during the year and other information presented to them confirmed the Advisor’s continued conformity to the Fund’s stated investment objectives and policies.

The Trustees observed in reviewing comparative performance data for the nine calendar years since the Fund’s inception showed that the Fund’s investment return for the most recent calendar year was higher than the returns for the fund category considered and the securities index, the Fund’s returns for the preceding eight calendar years exceeded or were comparable to the returns for the index in seven of the eight years, and that the Fund’s returns exceeded or were comparable to the average returns of the fund category in seven of eight years. Other quantitative data noted by the Trustees as having been considered in their evaluation showed that the Fund’s annualized investment return for the one-year period ended with the second quarter of the current year fell in the lowest quartile of the two fund categories considered, but that the Fund’s annualized investment returns for the three-year and five-year periods fell in the top decile of performance for both fund categories. Data presented to the Trustees showed that the Fund’s annualized total return (net of expenses) over the period since the Fund’s inception exceeded the annualized return for the Fund’s benchmark index. The Trustees attached additional significance to the performance data of the Fund from the perspective of longer term shareholders.

Comparisons of Fee and Expense Levels. The Trustees recognized in their evaluation the clear disclosures of the Advisor’s fees and Fund expenses in the Fund’s prospectuses. Information noted by the Trustees as having been considered in this context included a variety of comparative data respecting the Fund’s fee and expense levels. This information included comparisons of the Fund’s advisory fee and overall Fund expenses to median and average fees and expenses charged to a category of mutual funds selected by an independent mutual fund analyst firm, comparisons of the advisory fee and other Fund expenses to the fee levels and expenses for two representative share classes of fund peer groups selected from the category by a second independent mutual fund analyst firm, the perspectives and advice from the second mutual fund analyst firm respecting comparisons of fund fee levels and expenses to fund peer groups, and other information. Comparative fee and expense data noted as having been considered by the Trustees showed that the Fund’s advisory fee level was comparable to the median and slightly higher than the average levels for the fund category, the level of total expense for a representative share class of the Fund was comparable to the median and average expense levels for the category, and that the level of total expense for a second representative share class was lower than the median and average expense levels for the category. Peer group data showed the Fund’s advisory fee level was comparable to the medians of each of two peer groups, and that the total expense levels of two representative share classes of the Fund were comparable to the medians of their respective peer groups. The Trustees did not find the differences significant in view of the other factors considered.

The Trustees noted their consideration of information respecting the advisory fees charged by the Advisor to other investment management clients, including sub-advised mutual funds, together with information about fees charged by other advisors to different clients, analysis of the differences between the requirements of institutional clients and mutual funds, analysis of the differences between the requirements of a sub-advised mutual fund and a fund as to which the investment advisor is the primary advisor and sponsor, descriptions

34    Annual Report

OTHER INFORMATION, CONTINUED

Thornburg Global Opportunities Fund	September 30, 2016 (Unaudited)

of distinguishing characteristics of the sub-advised funds served by the Advisor, and the consequently different investment management services provided to the different categories of clients and the differing contexts in which the fee levels for these arrangements are established. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and that the fee rates charged by an investment advisor to different categories of clients had limited relevance to the evaluation of the fee rate charged by that advisor to mutual funds as to which it is the primary advisor and sponsor.
Costs and Profitability of Advisor. In reviewing the profitability of the Advisor’s services to the Fund the Trustees considered an analysis of the Advisor’s costs and the profitability to the Advisor of its services, together with data respecting the overall profitability of a selection of other investment management firms. The Trustees noted that a portion of the Advisor’s profits are an important element in the compensation of shareholder employees. The Trustees considered in this regard information from the Advisor respecting investment of its profits to maintain staffing levels, pay competitive levels of compensation, and add to its information retrieval and management systems to maintain or improve service levels. The Trustees also considered the contribution of the Advisor’s cost management to its profitability, and the relationship of the Advisor’s financial resources and profitability in previous years to its ability to attract necessary personnel, invest in systems and other assets required for its service to the Fund, and maintain or improve service levels for the Fund notwithstanding fluctuations in revenues and profitability. The information considered did not indicate to the Trustees that the Advisor’s profitability was excessive.

Potential Economies of Scale. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect potential economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, comparisons of the fee breakpoint structure for the Fund with breakpoint structures (or the absence of such structures) for other funds in a peer group selected by an independent mutual fund analyst firm, the effects of the breakpoint structure and other expense factors realized by certain Funds of the Trust as their asset levels had increased, and the Advisor’s expenditures from its own profits and resources to maintain staffing levels, pay competitive levels of compensation, and add to its information retrieval and management systems to maintain or improve service levels. The information provided demonstrated to the Trustees that the Fund’s advisory fee breakpoint structure is reasonable in relation to the structures observed in the other funds in its peer group, and that shareholders may be expected to benefit from any economies of scale, due to the advisory agreement’s breakpoint fee structure for the Fund and other factors.

Potential Ancillary Benefits. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees noted disclosures by the Advisor of its receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

Summary of Conclusions. The Trustees concluded that the nature, extent and quality of the Advisor’s services performed under the advisory agreement remained sufficient. The Trustees further concluded that the absolute and relative investment performance of the Fund over a range of pertinent holding periods on the whole was satisfactory in the context of its objectives and strategies, and that the Advisor had continued to actively and competently pursue the Fund’s stated investment objectives and adhere to the Fund’s investment policies.

The Trustees further concluded, based upon their consideration of the foregoing factors and other information, that the level of the advisory fee charged to the Fund by the Advisor is reasonable in relation to the services provided by the Advisor in view of the nature, extent and quality of those services, the investment performance of the Fund after fees and expenses, the clear disclosure of fees and expenses in the Fund’s prospectuses, comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds, and the other factors considered.

Annual Report    35

TRUSTEES’ STATEMENT TO SHAREHOLDERS

Readopted September 12, 2016

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Trustees of Thornburg Investment Trust

36    Annual Report

THORNBURG FUNDS

Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $53 billion (as of September 30, 2016) across eight equity and 11 bond mutual funds, separate accounts for high-net-worth investors and institutional accounts, and five UCITS funds for non-U.S. investors.

The fund outlined in this report is one of many equity and fixed-income products available from Thornburg Investment Management.

Equity Funds

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg International Value Fund

•	Thornburg Better World International Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

Fixed Income Funds

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

•	Thornburg Low Duration Municipal Fund

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

Annual Report    37

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Annual Report    39

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.

This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH1245

2    Annual Report

Annual Report

Thornburg Developing World Fund

September 30, 2016

Share Class	NASDAQ Symbol	CUSIP
Class A	THDAX	885-216-408
Class C	THDCX	885-216-507
Class I	THDIX	885-216-606
Class R5	THDRX	885-216-846
Class R6	TDWRX	885-216-838

Class I, R5, and R6 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

Investments carry risks, including possible loss of principal. Additional risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Investments in small- and mid-capitalization companies may increase the risk of greater price fluctuations. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.

Funds invested in a smaller number of holdings may expose an investor to greater volatility.

Annual Report    3

LETTER TO SHAREHOLDERS

Thornburg Developing World Fund	September 30, 2016 (Unaudited)

October 10, 2016

Dear Fellow Shareholders:

For investors in emerging markets, 2016 is shaping up to be much better than the last few calendar years, despite a first half largely spent in negative territory. We argued last year that emerging market equity valuations and currencies were approaching multi-decade lows, but we were uncertain about the timing of a positive catalyst required to reverse the trend. A soft patch in the U.S. economy along with rising external macroeconomic risks were enough to slow the dollar bulls as global monetary policy re-converged. The result was a decline in the premium investors demand to hold emerging market assets, as it became safe once again to buy non-dollar-denominated equities. The most favored markets were those deemed to be the most oversold, such as those tied to the Russian ruble, the South African rand, and the Brazilian real. The market also flocked to commodities, prices of which had been in part pressured by dollar strength, not to mention oversupply and sluggish economic growth.

The shift to a more dovish tone from U.S. Federal Reserve Chairwoman Janet Yellen in late January gave emerging markets the path needed to get out from under the dollar’s shadow. With dollar headwinds abating, emerging market equities have shifted into high gear with the expectation that higher dollar-based earnings revisions would be sure to follow. Fast forward almost nine months to early October, and the MSCI Emerging Markets Index is up 34% off the bottom, but index-level earnings per share revisions are flat. Simply put, we have seen emerging market equities re-rate by almost 35% without earnings-per-share revisions supporting the newfound price level. To which we ask – will we have jam tomorrow?

Fund Performance

For the year ended September 30, 2016, the MSCI Emerging Markets Index returned 16.78%, while Thornburg Developing World Fund A shares (without sales charge) delivered 13.20%. We are disappointed our return fell short of the index, though it was in line with our expectations given our more conservative stance. We generally avoid financially-levered companies, which typically perform well during periods of strong market performance, such as we have experienced since late January. During such periods, we think it’s worth reiterating that our process is designed to capture more of the upside and less of the downside during the inevitable sharp pullbacks we see from time to time in emerging markets. We think this is the right strategy for the long term, notwithstanding some underperformance in prolonged rallies such as the current one.

Top contributors to performance included Chinese online platform company Tencent Holdings, which performed well thanks to strong execution and consistent quarterly results that beat expectations. Chinese spirit maker Kweichow Moutai has benefitted from price rises amid resilient demand; pan-Asian insurer AIA Group enjoyed strong premium growth in China and Hong Kong; Credicorp, Peru’s leading bank, rose amid the recent surge in precious metals prices and optimism about the election of a market-friendly businessman and former finance minister as president; and U.S.-based Facebook saw strong gains amid a surge in domestic and international users and revenues per user amid higher ad click-rates.

The main detractors comprised China’s Zhuzhou CRRC Times Electric, which makes electronic equipment for the locomotive and inter-city rail industries. It sagged amid concerns that new high-speed rail multiple unit tenders have peaked, leaving near-term growth reliant mainly on maintenance orders. Chinese online retailer Vipshop Holdings saw strong total sales and increasing active users in recent earnings, but user growth was weaker than expected, leading to concerns about the long-term market opportunity. Saudi Arabia’s Al Tayyar Travel Group saw its share price fall with oil prices as investors became concerned that fiscal adjustments might impact their government business. Vehicle-parts maker Delphi Automotive shares dropped as European volume growth forecasts were revised lower following the “Brexit” referendum. Copper miner Grupo Mexico fell in sympathy with copper prices.

Market Outlook

Our inboxes have been consistently bombarded with notes from equity strategists that remain bullish on emerging market equities in both relative and absolute terms, despite the extended rally. Considering that many of these strategists were predicting new lows in emerging market equities less than a year ago, we take this newfound bullishness with a grain of salt. As we argued last year, emerging market valuations were too low and a rebound was in order. But from here, we firmly believe that we need to see additional earnings upgrades to support the current market multiple. Through the end of September, earnings revisions have been driven largely by positive revisions in the energy and materials sectors with negative revisions in four of the 11 index sectors, since the January market low. Those sectors (consumer discretionary, financials, telecom services, and industrials) make up nearly half of the index weight. What’s the disconnect? Clearly many emerging markets are in a much stronger position this year than they were last year. But many stocks are approaching all-time highs in terms of price and valuation despite the fact that in general

4     Annual Report

LETTER TO SHAREHOLDERS, CONTINUED

Thornburg Developing World Fund	September 30, 2016 (Unaudited)

growth and returns are much lower than last decade, driven by a variety of factors such as slower overall economic growth, higher debt levels, weaker global trade growth, and slower demographic tailwinds (in some cases even headwinds). We believe that without additional earnings upgrades to support the new price levels, stocks remain vulnerable to external shocks such as euro zone uncertainty and the impact of a change in monetary policy from global central banks.

Considering the tightrope global markets are walking currently, we think our focus on companies with long-term growth opportunities in consolidated markets with strong management and the ability to self fund that growth is more important than ever. We remain confident that the companies we hold can grow through a variety of macroeconomic scenarios and even take share during periods of market stress. We also believe that focusing on these types of companies can help us maintain a defensive posture relative to the market while still growing earnings and free cash flow faster. Our process has demonstrated success over time, although to a lesser extent in the most recent 12 months. We know in the long term that fundamentals still matter, which is why in a world that is distorted by monetary policy and fast money passive flows, we still expect to have our jam today in the form of consistent earnings. Earnings hope works well early in normal economic recoveries but as we approach eight years of extraordinary monetary policy with consistent downgrades of economic forecasts we have to wonder what normal looks like today. We remain as excited as ever about the medium and long-term prospects within emerging markets but wonder if the market has moved too far with too little in the form of additional earnings upgrades in a period of such high levels of uncertainty.

As always, we thank you for your trust as we invest alongside you in Thornburg Developing World Fund.

Sincerely,

Ben Kirby, CFA	Charlie Wilson, PhD
Portfolio Manager	Portfolio Manager
Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

The views expressed by the portfolio managers reflect their professional opinions and are subject to change. Under no circumstances does the information contained within represent a recommendation to buy or sell any security.

Annual Report    5

PERFORMANCE SUMMARY

Thornburg Developing World Fund	September 30, 2016 (Unaudited)

Average Annual Total Returns

	1-Yr	3-Yr	5-Yr	Since Incep.
Class A Shares (Incep: 12/16/09)
Without sales charge	13.20%	-1.39%	6.41%	5.41%
With sales charge	8.10%	-2.90%	5.43%	4.70%
Class C Shares (Incep: 12/16/09)
Without sales charge	12.29%	-2.12%	5.62%	4.67%
With sales charge	11.29%	-2.12%	5.62%	4.67%
Class I Shares (Incep: 12/16/09)	13.68%	-0.95%	6.92%	5.95%
Class R5 Shares (Incep: 2/1/13)	13.65%	-0.96%	—	0.06%
Class R6 Shares (Incep: 2/1/13)	13.81%	-0.87%	—	0.16%
MSCI Emerging Markets Index (Since 12/16/09)	16.78%	-0.56%	3.03%	1.37%

Growth of a Hypothetical $10,000 Investment

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no sales charge for Class I, R5, and R6 shares.

As disclosed in the most recent prospectus, the total annual fund operating expenses are as follows: A shares, 1.53%; C shares, 2.27%; I shares, 1.14%; R5 shares, 1.67%; R6 shares, 1.10%. Thornburg Investment Management and/or Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least February 1, 2017, for some of the share classes, resulting in net expense ratios of the following: I shares, 1.09%; R5 shares, 1.09%; R6 shares, 0.99%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.

Glossary

MSCI Emerging Markets (EM) Index – Free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 23 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Earnings per Share (EPS) – The total earnings divided by the number of shares outstanding.

Multiple – A valuation multiple reflects an investment’s market value relative to some key metric. Price to earnings ratio (P/E) is a commonly used multiple. It’s calculated by dividing a stock’s price by the company’s earnings per share.

6     Annual Report

FUND SUMMARY

Thornburg Developing World Fund	September 30, 2016 (Unaudited)

Objectives and Strategies

The Fund seeks long-term capital appreciation. Under normal market conditions the Fund invests at least 80% of its assets in equity securities and debt obligations of developing country issuers. A developing country issuer is a company or sovereign entity that is domiciled or otherwise tied economically to one or more developing countries. The Fund expects that investments in the Fund’s portfolio normally will be weighted in favor of equity securities.

Market Capitalization Exposure

Basket Structure

Top Ten Equity Holdings

AIA Group Ltd.	3.6%
Tencent Holdings Ltd.	3.5%
Coway Co., Ltd.	3.1%
ITC Ltd.	3.1%
HDFC Bank Ltd. ADR	3.0%
Shanghai International Air Co., Ltd.	2.9%
Facebook, Inc.	2.9%
Magnit PJSC GDR	2.7%
NovaTek OAO-GDR	2.6%
AmorePacific Corp.	2.6%

There is no guarantee that the Fund will meet its investment objective.

All portfolio information is subject to change. Charts may not add up to 100% due to rounding.

Sector Exposure

Financials	24.2%
Consumer Staples	17.7%
Consumer Discretionary	16.2%
Information Technology	15.0%
Industrials	6.0%
Real Estate	4.8%
Health Care	3.5%
Energy	2.6%
Utilities	1.8%
Telecommunication Services	0.8%
Miscellaneous	2.2%
Other Assets Less Liabilities	5.3%

Top Ten Industry Groups

Software & Services	15.0%
Banks	10.2%
Food, Beverage & Tobacco	8.5%
Insurance	8.5%
Diversified Financials	5.5%
Consumer Durables & Apparel	5.4%
Real Estate	4.8%
Household & Personal Products	4.7%
Food & Staples Retailing	4.5%
Media	4.4%

Annual Report    7

FUND SUMMARY, CONTINUED

Thornburg Developing World Fund	September 30, 2016 (Unaudited)

Country Exposure*

(percent of equity holdings)

China	21.0%
South Korea	10.3%
India	9.9%
Hong Kong	7.4%
Brazil	6.4%
United States	6.4%
Mexico	6.1%
Russia	5.7%
Indonesia	4.5%
South Africa	4.2%
Taiwan	3.1%
United Arab Emirates	2.6%
United Kingdom	2.3%
Philippines	2.0%
Turkey	1.9%
Switzerland	1.8%
Thailand	1.8%
Saudi Arabia	1.5%
Czech Republic	1.1%

*	The country assignment of each equity holding is determined by the Fund’s Advisor based on various factors, including the location of the issuer’s head office, the issuer’s jurisdiction of incorporation and the country from which a majority of the issuer’s revenue is derived. The Advisor may deem certain issuers to be developing country issuers, as defined in the Fund’s prospectus, even if those issuers have country exposure in a developed country.

8    Annual Report

SCHEDULE OF INVESTMENTS

Thornburg Developing World Fund	September 30, 2016

	Shares/ Principal Amount	Value
COMMON STOCK — 92.52%

BANKS — 10.24%
Banks — 10.24%
Grupo Financiero Banorte S.A.B. de C.V.	3,612,758	$18,965,827
HDFC Bank Ltd. ADR	505,432	36,335,506
Itau Unibanco Holding SA ADR	1,106,129	12,101,051
[a] Moneta Money Bank, A.S.	3,924,343	12,497,336
PT Bank Central Asia	23,969,858	28,835,091
Siam Commercial Bank plc	3,541,760	15,127,864

		123,862,675

CAPITAL GOODS — 1.80%
Industrial Conglomerates — 1.80%
CJ Corp.	129,147	21,810,816

		21,810,816

COMMERCIAL & PROFESSIONAL SERVICES — 1.27%
Commercial Services & Supplies — 1.27%
Valid Solucoes e Servicos SA	1,642,098	15,395,221

		15,395,221

CONSUMER DURABLES & APPAREL — 5.36%
Household Durables — 3.06%
Coway Co., Ltd.	427,184	37,003,090
Textiles, Apparel & Luxury Goods — 2.30%
Eclat Textile Co., Ltd.	1,306,494	15,588,482
NIKE, Inc.	231,600	12,193,740

		64,785,312

CONSUMER SERVICES — 2.63%
Hotels, Restaurants & Leisure — 2.63%
[a] Al Tayyar Travel Group Holding Co.	2,300,987	17,001,187
Galaxy Entertainment Group Ltd.	3,924,763	14,775,293

		31,776,480

DIVERSIFIED FINANCIALS — 5.54%
Capital Markets — 3.66%
Hong Kong Exchanges & Clearing Ltd.	925,233	24,310,567
Julius Baer Group Ltd.	492,634	20,045,108
Diversified Financial Services — 1.88%
GT Capital Holdings, Inc.	764,693	22,706,628

		67,062,303

ENERGY — 2.58%
Oil, Gas & Consumable Fuels — 2.58%
NovaTek OAO-GDR Reg S	284,196	31,261,560

		31,261,560

FOOD & STAPLES RETAILING — 4.47%
Food & Staples Retailing — 4.47%
BIM Birlesik Magazalar A.S.	1,287,947	21,480,089
Magnit PJSC GDR	780,704	32,547,550

		54,027,639

FOOD, BEVERAGE & TOBACCO — 8.50%
Beverages — 1.19%
Kweichow Moutai Co., Ltd.	322,391	14,408,509
Food Products — 4.26%
China Mengniu Dairy Co., Ltd.	16,527,617	30,684,040
Grupo Lala, S.A.B. de C.V.	10,905,519	20,810,181
Tobacco — 3.05%
ITC Ltd.	10,143,740	36,915,413

		102,818,143

HEALTH CARE EQUIPMENT & SERVICES — 1.98%
Health Care Providers & Services — 1.98%
Life Healthcare Group Holdings Ltd.	8,696,932	24,000,934

		24,000,934

Annual Report    9

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Developing World Fund	September 30, 2016

	Shares/ Principal Amount	Value
HOUSEHOLD & PERSONAL PRODUCTS — 4.68%
Personal Products — 4.68%
AmorePacific Corp.	88,259	$31,173,333
Grape King Bio Ltd.	2,338,063	19,393,418
Hypermarcas SA	710,600	6,089,640

		56,656,391

INSURANCE — 8.46%
Insurance — 8.46%
AIA Group Ltd.	6,545,193	43,500,168
BB Seguridade Participacoes S.A.	1,477,384	13,573,862
Dongbu Insurance Co., Ltd.	366,535	22,697,314
Sanlam Ltd.	4,847,188	22,536,024

		102,307,368

MEDIA — 4.40%
Media — 4.40%
[a] IMAX China Holding, Inc.	3,157,535	15,469,332
[a] Liberty Global plc LiLAC	898,957	25,215,744
PVR Ltd.	41,690	746,387
Zee Entertainment Enterprises Ltd.	1,440,364	11,802,202

		53,233,665

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 1.49%
Pharmaceuticals — 1.49%
[a,b] China Animal Healthcare Ltd.	35,787,582	2,306,971
Sun Pharmaceutical Industries Ltd.	1,403,078	15,657,660

		17,964,631

REAL ESTATE — 4.78%
Equity Real Estate Investment Trusts — 2.36%
Fibra Uno Administracion S.A. de C.V.	15,575,134	28,475,793
Real Estate Management & Development — 2.42%
Emaar Properties PJSC	15,161,883	29,308,295

		57,784,088

RETAILING — 3.82%
Internet & Direct Marketing Retail — 1.65%
GS Home Shopping, Inc.	14,032	2,098,398
[a] JD.com, Inc. ADR	684,554	17,860,014
Multiline Retail — 1.74%
Matahari Department Store Tbk	14,834,586	20,999,845
Specialty Retail — 0.43%
Beauty Community PCL	19,013,945	5,213,058

		46,171,315

SOFTWARE & SERVICES — 14.98%
Information Technology Services — 2.87%
Cielo SA	1,023,033	10,226,712
[a] Cognizant Tech Solutions Corp.	513,346	24,491,738
Internet Software & Services — 10.94%
[a] Alibaba Group Holding Ltd. ADR	291,716	30,860,636
[a] Baidu, Inc. ADR	133,306	24,271,023
[a] Facebook, Inc.	275,250	35,306,318
Tencent Holdings Ltd.	1,523,292	41,831,416
Software — 1.17%
Linx S.A.	2,369,706	14,135,970

		181,123,813

TELECOMMUNICATION SERVICES — 0.79%
Diversified Telecommunication Services — 0.79%
Bharti Infratel Ltd.	1,730,082	9,554,688

		9,554,688

TRANSPORTATION — 2.93%
Transportation Infrastructure — 2.93%
Shanghai International Air Co., Ltd.	8,760,548	35,423,085

		35,423,085

10    Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Developing World Fund	September 30, 2016

	Shares/ Principal Amount	Value
UTILITIES — 1.82%
Water Utilities — 1.82%
CT Environmental Group Ltd.	75,744,109	$21,972,081

		21,972,081

TOTAL COMMON STOCK (Cost $1,036,595,260)		1,118,992,208

OTHER GOVERNMENT — 2.20%

MISCELLANEOUS — 2.20%
Miscellaneous — 2.20%
Nota do Tesouro Nacional, 10.00% due 1/1/2021 (BRL)	$67,317,000	20,251,526
Nota do Tesouro Nacional, 10.00% due 1/1/2018 (BRL)	20,400,000	6,286,040

TOTAL OTHER GOVERNMENT (Cost $23,065,445)		26,537,566

SHORT TERM INVESTMENTS — 7.15%
[c] Thornburg Capital Management Fund	8,651,050	86,510,496

TOTAL SHORT TERM INVESTMENTS (Cost $86,510,496)		86,510,496

TOTAL INVESTMENTS — 101.87% (Cost $1,146,171,201)		$1,232,040,270
LIABILITIES NET OF OTHER ASSETS — (1.87)%		(22,584,294)

NET ASSETS — 100.00%		$1,209,455,976

Footnote Legend

a	Non-income producing.
b	Security currently fair valued by the Valuation and Pricing Committee using procedures approved by the Trustees’ Audit Committee.
c	Investment in Affiliates – Shown below are holdings of voting securities of each portfolio company which is considered “affiliated” to the Fund under the Investment Company Act of 1940, including companies for which the Fund’s holding represented 5% or more of the company’s voting securities, and a series of the Thornburg Investment Trust in which the Fund invested for cash management purposes during the period:

Issuer	Shares/ Principal September 30, 2015	Gross Additions	Gross Reductions	Shares/ Principal September 30, 2016	Market Value September 30, 2016	Investment Income	Realized Gain (Loss)
Thornburg Capital Management Fund	9,917,505	52,110,018	53,376,473	8,651,050	$86,510,496	$283,085	$—

Total non-controlled affiliated issuers - 7.15% of net assets					$86,510,496	$283,085	$—

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR	American Depositary Receipt
BRL	Denominated in Brazilian Real
GDR	Global Depository Receipt

See notes to financial statements.

Annual Report    11

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Developing World Fund	September 30, 2016

ASSETS
Investments at value (Note 3)
Non-affiliated issuers (cost $1,059,660,705)	$1,145,529,774
Non-controlled affiliated issuer (cost $86,510,496)	86,510,496
Cash denominated in foreign currency (cost $2,166,547)	2,166,547
Receivable for investments sold	3,948,348
Receivable for fund shares sold	3,404,831
Dividends receivable	730,358
Dividend reclaim receivable	319,742
Interest receivable	94,766
Prepaid expenses and other assets	96,229

Total Assets	1,242,801,091

LIABILITIES
Payable for investments purchased	27,488,396
Payable for fund shares redeemed	2,442,111
Unrealized depreciation on forward currency contracts (Note 7)	1,073,912
Payable to investment advisor and other affiliates (Note 4)	1,178,499
Deferred taxes payable	667,623
Accounts payable and accrued expenses	494,513
Dividends payable	61

Total Liabilities	33,345,115

NET ASSETS	$1,209,455,976

NET ASSETS CONSIST OF
Distribution in excess of net investment income	$(1,751,077)
Net unrealized appreciation on investments	84,190,849
Accumulated net realized gain (loss)	(259,478,282)
Net capital paid in on shares of beneficial interest	1,386,494,486

$1,209,455,976

12    Annual Report

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Developing World Fund	September 30, 2016

NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($166,655,055 applicable to 9,814,982 shares of beneficial interest outstanding - Note 5)	$16.98
Maximum sales charge, 4.50% of offering price	0.80

Maximum offering price per share	$17.78

Class C Shares:
Net asset value and offering price per share* ($134,129,022 applicable to 8,250,812 shares of beneficial interest outstanding - Note 5)	$16.26

Class I Shares:
Net asset value, offering and redemption price per share ($853,865,710 applicable to 49,484,056 shares of beneficial interest outstanding - Note 5)	$17.26

Class R5 Shares:
Net asset value, offering and redemption price per share ($6,208,094 applicable to 360,947 shares of beneficial interest outstanding - Note 5)	$17.20

Class R6 Shares:
Net asset value, offering and redemption price per share ($48,598,095 applicable to 2,817,256 shares of beneficial interest outstanding - Note 5)	$17.25

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Annual Report    13

STATEMENT OF OPERATIONS

Thornburg Developing World Fund	Year Ended September 30, 2016

INVESTMENT INCOME
Dividend income
Non-affiliated issuers (net of foreign taxes withheld of $1,881,960)	$18,983,724
Non-controlled affiliated issuer	283,085
Interest income	1,764,332

Total Income	21,031,141

EXPENSES
Investment advisory fees (Note 4)	11,127,985
Administration fees (Note 4)
Class A Shares	217,219
Class C Shares	173,264
Class I Shares	420,536
Class R5 Shares	2,864
Distribution and service fees (Note 4)
Class A Shares	433,827
Class C Shares	1,385,261
Transfer agent fees
Class A Shares	263,880
Class C Shares	250,827
Class I Shares	734,687
Class R5 Shares	16,104
Class R6 Shares	7,202
Registration and filing fees
Class A Shares	33,003
Class C Shares	21,498
Class I Shares	78,677
Class R5 Shares	22,868
Class R6 Shares	22,958
Custodian fees (Note 2)	627,367
Professional fees	88,446
Accounting fees (Note 4)	42,101
Trustee fees	44,585
Other expenses	147,603

Total Expenses	16,162,762
Less:
Fees waived by investment advisor (Note 4)	(350,716)
Expenses reimbursed by investment advisor (Note 4)	(629,692)

Net Expenses	15,182,354

Net Investment Income	$5,848,787

14    Annual Report

STATEMENT OF OPERATIONS, CONTINUED

Thornburg Developing World Fund	Year Ended September 30, 2016

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Non-affiliated issuer investments (net of realized capital gain taxes paid of $164,468)	$(6,522,151)
Forward currency contracts (Note 7)	(170,806)
Foreign currency transactions	(2,350,964)

(9,043,921)

Net change in unrealized appreciation (depreciation) on:
Non-affiliated issuer investments (net of change in deferred taxes payable of $667,623)	151,120,883
Forward currency contracts (Note 7)	3,312,962
Foreign currency translations	106,634

154,540,479

Net Realized and Unrealized Gain	145,496,558

Net Increase in Net Assets Resulting from Operations	$151,345,345

See notes to financial statements.

Annual Report    15

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Developing World Fund

	Year Ended September 30, 2016	Year Ended September 30, 2015
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$5,848,787	$9,495,705
Net realized gain (loss) from investments, capital gain taxes, forward currency contracts, and foreign currency transactions	(9,043,921)	(178,080,350)
Net unrealized appreciation (depreciation) on investments, deferred taxes payable, forward currency contracts, and foreign currency translations	154,540,479	(235,638,599)

Net Increase (Decrease) in Net Assets Resulting from Operations	151,345,345	(404,223,244)

DIVIDENDS TO SHAREHOLDERS
From net investment income
Class A Shares	(343,296)	(305,746)
Class I Shares	(4,899,868)	(7,517,677)
Class R5 Shares	(35,207)	(39,389)
Class R6 Shares	(276,797)	(178,462)

FUND SHARE TRANSACTIONS (NOTE 5)
Class A Shares	(61,310,070)	(194,862,909)
Class C Shares	(36,759,558)	(35,907,758)
Class I Shares	(267,526,805)	(1,052,861,620)
Class R5 Shares	200,879	(677,452)
Class R6 Shares	23,520,145	3,921,323

Net Decrease in Net Assets	(196,085,232)	(1,692,652,934)

NET ASSETS
Beginning of Year	1,405,541,208	3,098,194,142

End of Year	$1,209,455,976	$1,405,541,208

Undistributed (distribution in excess of) net investment income	$(1,751,077)	$585,376

See notes to financial statements.

16    Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Developing World Fund	September 30, 2016

NOTE 1 – ORGANIZATION

Thornburg Developing World Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Fund commenced operations on December 16, 2009. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of twenty separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation.

The Fund currently offers five classes of shares of beneficial interest: Class A, Class C, Institutional Class (“Class I”) and Retirement Classes (“Class R5” and “Class R6”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I and Class R5 shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (iv) Class R6 shares are sold at net asset value without a sales charge at the time of purchase, and (v) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.

Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.

Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income distributions, if any, are declared and paid quarterly. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by the Advisor. Dividends are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.

Investment Income: Dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Fund. Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to call dates or maturity dates using the effective yield method of the respective investments, which is included in interest income on the Statement of Operations.

Custodian Fees: Custodian fees disclosed in the Statement of Operations may include interest expenses incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on any such cash overdraft at a rate equal to 2.50% of the overdraft amount in excess of $50,000.

Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Annual Report    17

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Developing World Fund	September 30, 2016

Repurchase Agreements: The Fund may invest excess cash in repurchase agreements whereby the Fund purchases investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign investments, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation (depreciation) from investments.

Reported net realized gains and losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains and losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net change in unrealized appreciation (depreciation) on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at period end, resulting from changes in exchange rates.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.

The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed each uncertain tax position believed to be material in the preparation of the Fund’s financial statements for the fiscal year ended September 30, 2016, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Fund has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities.

At September 30, 2016, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$1,151,168,613

Gross unrealized appreciation on a tax basis	$141,164,375
Gross unrealized depreciation on a tax basis	(60,292,718)

Net unrealized appreciation (depreciation) on investments (tax basis)	$80,871,657

Temporary book to tax adjustments made to the cost of investments and net unrealized appreciation (depreciation) for tax purposes result primarily from deferral of outstanding wash sale losses and outstanding passive foreign investment company (“PFIC”) tax basis adjustments.

At September 30, 2016, the Fund had deferred tax basis late year specified ordinary losses occurring subsequent to October 31, 2015 through September 30, 2016 of $2,393,848. For tax purposes, such losses will be recognized in the year ending September 30, 2017.

18    Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Developing World Fund	September 30, 2016

At September 30, 2016, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2015 through September 30, 2016 of $55,539,592. For tax purposes, such capital losses will be recognized in the year ending September 30, 2017.

At September 30, 2016, the Fund had cumulative tax basis capital losses of $200,029,811, (of which $200,029,811 are short-term and $0 are long-term) generated after September 30, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire.

During the year ended September 30, 2016, the Fund utilized $16,139,003 of capital loss carryforwards generated after October 1, 2011.

In order to account for permanent book to tax differences, the Fund decreased undistributed net investment income by $2,630,072 and decreased accumulated net realized gain (loss) by $2,630,072. Reclassifications have no impact upon the net asset value of the Fund and result primarily from foreign currency gains (losses), investments in foreign bonds, and foreign capital gain taxes.

At September 30, 2016, the Fund had $668,406 of undistributed tax basis net ordinary investment income and no undistributed tax basis capital gains.

The tax character of distributions paid during the years ended September 30, 2016, and September 30, 2015, was as follows:

	2016	2015
Distributions from:
Ordinary income	$5,555,168	$8,041,274
Capital gains	—	—

Total	$5,555,168	$8,041,274

Foreign Withholding Taxes: The Fund is subject to foreign tax withholding imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld, in view of various considerations, including recent decisions rendered by the courts in those and other jurisdictions. The Fund would expect to record a receivable for such a reclaim based on a variety of factors, including assessment of a jurisdiction’s legal obligation to pay reclaims, the jurisdiction’s administrative practices and payment history, and industry convention. To date the Fund has recorded no such receivable because there is limited precedent for collecting such prior year reclaims and the likelihood of collection remains uncertain.

Deferred Foreign Capital Gain Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements.

NOTE 3 – SECURITY VALUATION

Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.

The Trustees of the Trust have appointed Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”) to assist the Trustees in obtaining market values for portfolio investments, evaluate and monitor professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.

In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Annual Report    19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Developing World Fund	September 30, 2016

Valuation of Securities: Securities and other portfolio investments which are listed or traded on a United States securities exchange are valued at the last reported sale price on the valuation date. Investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date. Portfolio investments reported by NASDAQ are valued at the official closing price on the valuation date. If an investment is traded on more than one exchange, the investment is considered traded on the exchange that is normally the primary market for that investment. Securities and other portfolio investments which are listed or traded on exchanges outside the United States are valued at the last price or the closing price of the investment on the exchange that is normally the primary market for the investment, as of the close of the exchange preceding the Fund’s valuation date. Foreign investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date.

In any case when a market quotation is not readily available for a portfolio investment ordinarily valued by market quotation, the Committee calculates a fair value for the investment using alternative methods approved by the Audit Committee. A market quotation is not readily available when the primary market or exchange for the investment is not open for the entire scheduled day of trading. Market quotations for an investment also may not be readily available if developments after the most recent close of the investment’s primary exchange or market, but prior to the close of business on any Fund business day, or an unusual event or significant period of time occurring since the availability of a market quotation, create a serious question concerning the reliability of the most recent market quotation available for the investment. In particular, on days when market volatility thresholds established by the Audit Committee are exceeded, foreign equity investments held by the Fund may be valued using alternative methods. The Committee customarily obtains valuations in these instances from pricing service providers approved by the Audit Committee. Pricing service providers ordinarily calculate valuations using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data.

Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.

In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider merits review for significant reasons, the Committee decides whether or not to use the valuation calculated by the pricing service provider or to use an alternative method approved by the Audit Committee to calculate a fair value for the obligation.

Quotations for foreign investments expressed in foreign currency amounts are converted to U.S. dollar equivalents using a foreign exchange quotation from a third party service provider at the time of valuation. Foreign investments held by the Fund may be traded on days and at times when the Fund is not open for business. Consequently, the value of Fund investments may be significantly affected on days when shareholders cannot purchase or sell Fund shares. Futures contracts and other financial and derivative instruments traded on an exchange are valued at the latest published price for the instrument on its primary exchange. Listed options are valued at the last bid price.

Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.

Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).

Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are characterized as Level 2 within the valuation hierarchy.

On days when market volatility thresholds established by the Audit Committee are exceeded, foreign securities for which valuations are obtained from pricing service providers are fair valued. On these days, the foreign securities are characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.

20    Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Developing World Fund	September 30, 2016

In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment, and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.

Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2016. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at September 30, 2016
	Total	Level 1	Level 2	Level 3(a)
Assets
Investments in Securities*
Common Stock(b)	$1,118,992,208	$1,096,344,315	$20,340,922	$2,306,971
Other Government	26,537,566	—	26,537,566	—
Short Term Investments	86,510,496	86,510,496	—	—

Total Investments in Securities	$1,232,040,270	$1,182,854,811	$46,878,488	$2,306,971
Other Financial Instruments**
Spot Currency	$12,053	$12,053	$—	$—
Liabilities
Other Financial Instruments**
Forward Currency Contracts	$(1,073,912)	$—	$(1,073,912)	$—
Spot Currency	$(1,038)	$(1,038)	$—	$—

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).
**	Other Financial Instruments include investments not reflected in the Schedule of Investments, which may include futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.
(a)	In accordance with the guidance prescribed in Accounting Standards Update (“ASU”) No. 2011-04, a fair value determination was applied to a portfolio security characterized as a Level 3 investment at September 30, 2016. The valuation technique and unobservable input applied to value this portfolio security was a discount to the valuation determined by the Valuation and Pricing Committee due to a halt in trading of the security and lack of information and liquidity.
(b)	At September 30, 2016, industry classifications for Common Stock in Levels 2 and 3 consist of $2,306,971 in Pharmaceuticals, Biotechnology and Life Sciences, $15,127,864 in Banks, $5,213,058 in Retailing.

In accordance with the guidance prescribed in ASU No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between levels for the year ended September 30, 2016, other than when the Fund exceeded market volatility thresholds for foreign equity investments during the period.

A rollforward of fair value measurements using significant unobservable inputs (Level 3) for the year ended September 30, 2016 is as follows:

	Common Stock	Total(c)
Beginning Balance 9/30/2015	$2,355,625	$2,355,625
Accrued Discounts (Premiums)	—	—
Net Realized Gain (Loss)(a)	(428,351)	(428,351)
Gross Purchases	—	—
Gross Sales	(92,896)	(92,896)
Net Change in Unrealized Appreciation (Depreciation)(b)	472,594	472,594
Transfers into Level 3	—	—
Transfers out of Level 3	—	—

Ending Balance 9/30/2016	$2,306,972	$2,306,972

(a)	Amount of net realized gain (loss) from investments recognized in income is included in the Fund’s Statement of Operations for the year ended September 30, 2016.
(b)	Amount of net change in unrealized appreciation (depreciation) on investments recognized in income is included in the Fund’s Statement of Operations for the year ended September

Annual Report    21

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Developing World Fund	September 30, 2016

30, 2016. The net change in unrealized appreciation (depreciation) attributable to securities owned at September 30, 2016 which were valued using significant unobservable inputs is $472,594.
(c)	Level 3 investments represent 0.19% of total net assets at the year ended September 30, 2016. Significant fluctuations of the unobservable inputs applied to portfolio investments characterized as Level 3 could be expected to increase or decrease the fair value of these portfolio investments.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. Under the investment advisory agreement, the Fund pays the Advisor a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Management Fee Schedule

Daily Net Assets	Fee Rate
Up to $500 million	0.975%
Next $500 million	0.925
Next $500 million	0.875
Next $500 million	0.825
Over $2 billion	0.775

The Fund’s effective management fee for the year ended September 30, 2016 was 0.938% of the Fund’s average dividend assets (before applicable fees waived by the Advisor of $350,716).

The Fund pays to the Advisor the costs of personnel who perform certain accounting services for the Fund. For the year ended September 30, 2016 the Fund paid $42,101 to the Advisor for these accounting services. The Trust has also entered into administrative service agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares (except for Class R6 shares, which do not have an administrative services agreement) and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. Total administrative service fees incurred by each class of shares of the Fund for the year ended September 30, 2016, are set forth in the Statement of Operations.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the year ended September 30, 2016, the Distributor has advised the Fund that it earned net commissions aggregating $6,370 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $14,161 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may pay to the Advisor or securities dealers and other financial institutions at the Advisor’s request an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to Class A and Class C shares of the Fund to obtain various shareholder and distribution related services. For the year ended September 30, 2016, there were no 12b-1 service plan fees charged for Class I, Class R5, and Class R6 shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.

The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the year ended September 30, 2016, are set forth in the Statement of Operations.

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed levels as specified in the Fund’s most recent prospectus. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before February 1, 2017, unless the Advisor ceases to be the investment advisor to the Trust or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor retain the right to be repaid by the Fund for fee waivers and expense reimbursements if expenses fall below the contractual limit prior to the end of the fiscal year.

For the year ended September 30, 2016, the Advisor voluntarily waived Fund level investment advisory fees of $350,716. For the year ended September 30, 2016, the Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $28,383 for Class A shares, $23,635 for Class C shares, $511,235 for Class I shares, $36,257 for Class R5 shares, and $30,182 for Class R6 shares.

22    Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Developing World Fund	September 30, 2016

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

The percentage of direct investments in the Fund held by appointed Trustees, Officers and the Advisor is approximately 2.55%.

The Fund may sell securities to an affiliated fund, or the Fund may purchase securities held by an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the year ended September 30, 2016, the Fund had no transactions with affiliated funds.

NOTE 5 – SHARES OF BENEFICIAL INTEREST

At September 30, 2016, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2016		Year Ended September 30, 2015
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	3,308,344	$52,192,505	6,122,531	$109,999,302
Shares issued to shareholders in reinvestment of dividends	18,515	317,350	19,021	288,166
Shares repurchased	(7,300,644)	(113,819,925)	(17,017,940)	(305,150,377)

Net increase (decrease)	(3,973,785)	$(61,310,070)	(10,876,388)	$(194,862,909)

Class C Shares
Shares sold	1,054,538	$15,948,557	2,635,964	$46,044,059
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(3,507,682)	(52,708,115)	(4,826,475)	(81,951,817)

Net increase (decrease)	(2,453,144)	$(36,759,558)	(2,190,511)	$(35,907,758)

Class I Shares
Shares sold	23,659,769	$375,895,310	58,044,611	$1,065,967,200
Shares issued to shareholders in reinvestment of dividends	262,131	4,510,533	437,693	6,877,427
Shares repurchased	(41,050,094)	(647,932,648)	(117,474,718)	(2,125,706,247)

Net increase (decrease)	(17,128,194)	$(267,526,805)	(58,992,414)	$(1,052,861,620)

Class R5 Shares
Shares sold	154,398	$2,473,042	251,105	$4,536,726
Shares issued to shareholders in reinvestment of dividends	2,053	35,206	2,544	39,389
Shares repurchased	(147,926)	(2,307,369)	(295,282)	(5,253,567)

Net increase (decrease)	8,525	$200,879	(41,633)	$(677,452)

Class R6 Shares
Shares sold	2,141,556	$34,838,084	1,107,694	$20,345,235
Shares issued to shareholders in reinvestment of dividends	15,902	275,102	9,657	150,167
Shares repurchased	(720,421)	(11,593,041)	(938,665)	(16,574,079)

Net increase (decrease)	1,437,037	$23,520,145	178,686	$3,921,323

NOTE 6 – INVESTMENT TRANSACTIONS

For the year ended September 30, 2016, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $1,065,855,528 and $1,362,096,271, respectively.

Annual Report    23

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Developing World Fund	September 30, 2016

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of the FASB Accounting Standards Codification 815-10-50 (“ASC 815”) require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the year ended September 30, 2016, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract’s counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Fund’s Advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss.

The Fund entered into forward currency contracts during the year ended September 30, 2016 in the normal course of pursuing its investment objectives, with the objective of purchasing foreign investments or with the intent of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions.

These contracts are accounted for by the Fund under ASC 815. Unrealized appreciation and depreciation on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations.

The quarterly average value of open sell currency contracts for the year ended September 30, 2016 was $213,210,362. Open buy currency contracts are entered into for the purpose of closing open sell currency contracts and the values are dependent upon the values of the open sell currency contracts to which they relate.

The following table displays the outstanding forward currency contracts at September 30, 2016:

Outstanding Forward Currency Contracts to Buy or Sell at September 30, 2016
Contract Description	Buy/Sell	Contract Amount	Contract Value Date	Value USD	Unrealized Appreciation	Unrealized Depreciation
Chinese Yuan Renminbi	Sell	666,949,200	02/16/2017	99,222,226	$—	$(1,073,912)

Total					$—	$(1,073,912)

Net unrealized appreciation (depreciation)						$(1,073,912)

The outstanding forward currency contracts in the foregoing table were entered into with State Street Bank and Trust Company (“SSB”), pursuant to an International Swaps and Derivatives Association (“ISDA”) Master Agreement. In the event of a default or termination under the ISDA Master Agreement with SSB, the non-defaulting party has the right to close out all outstanding forward currency contracts between the parties and to net any payment amounts under those contracts, resulting in a single net amount payable by one party to the other.

Because the ISDA Master Agreement with SSB does not result in an offset of reported amounts of financial assets and liabilities in the Fund’s Statement of Assets and Liabilities unless there has been an event of default or termination event under that agreement, the Fund does not net its outstanding forward currency contracts for purposes of the disclosure in the Fund’s Statement of Assets and Liabilities. Instead the Fund recognizes the unrealized appreciation or depreciation on those forward currency contracts on a gross basis in the Fund’s Statement of Assets and Liabilities.

24    Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Developing World Fund	September 30, 2016

The unrealized appreciation (depreciation) of the outstanding forward currency contracts recognized in the Fund’s Statement of Assets and Liabilities at September 30, 2016 is disclosed in the following table:

Fair Values of Derivative Financial Instruments at September 30, 2016
Liability Derivatives	Balance Sheet Location	Fair Value
Foreign exchange contracts	Liabilities - Unrealized depreciation on forward currency contracts	$(1,073,912)

Because the Fund does not currently receive or post cash collateral in connection with its currency forward contracts, and because all of the Fund’s outstanding currency forward contracts are with SSB, the net amounts of the Fund’s assets and liabilities which are attributable to those contracts at September 30, 2016 can be determined by offsetting the dollar amounts shown in the preceding table. Based on those amounts, the net amount of the Fund’s assets which is attributable to its outstanding forward currency contracts at September 30, 2016 is $0, and the net amount of the Fund’s liabilities which is attributable to those contracts at that date is $1,073,912. The Fund’s forward currency contracts are valued each day, and the net amounts of the Fund’s assets and liabilities which are attributable to those contracts are expected to vary over time.

The net realized gain (loss) from forward currency contracts and the net change in unrealized appreciation (depreciation) on outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the year ended September 30, 2016 are disclosed in the following tables:

Net Realized Gain (Loss) on Derivative Financial Instruments Recognized in Income for the Year Ended September 30, 2016
	Total	Forward Currency Contracts
Foreign exchange contracts	$(170,806)	$(170,806)

Net Change in Unrealized Appreciation (Depreciation) of Derivative Financial Instruments Recognized in Income for the Year Ended September 30, 2016
	Total	Forward Currency Contracts
Foreign exchange contracts	$3,312,962	$3,312,962

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, liquidity risk, the risks associated with investments in small- and mid-cap companies and non-U.S. issuers (including developing country issuers), credit risk, and interest rate risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between September 30, 2016 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

Annual Report    25

FINANCIAL HIGHLIGHTS

Thornburg Developing World Fund

	PER SHARE PERFORMANCE (for A Share Outstanding Throughout The Year)								RATIOS TO AVERAGE NET ASSETS							SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Year	Net Investment Income (loss)+	Net Realized & Unrealized Gain (loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Year	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of Year (thousands)
CLASS A SHARES
2016(b)	$15.03	0.04	1.94	1.98	(0.03)	—	(0.03)	$16.98	0.25	1.52		1.52		1.57		13.20	94.68	$166,655
2015(b)	$18.61	0.02	(3.58)	(3.56)	(0.02)	—	(0.02)	$15.03	0.14	1.53		1.53		1.53		(19.12)	96.74	$207,282
2014(b)	$17.77	0.03	0.81	0.84	—	—	—	$18.61	0.15	1.45		1.45		1.45		4.73	61.46	$459,121
2013(b)	$15.71	0.01	2.06	2.07	(0.01)	—	(0.01)	$17.77	0.05	1.48		1.48		1.59		13.19	61.67	$347,073
2012(b)	$12.50	(0.01)	3.22	3.21	—	—	—	$15.71	(0.05)	1.69		1.69		1.85		25.68	129.49	$39,390
CLASS C SHARES
2016	$14.48	(0.08)	1.86	1.78	—	—	—	$16.26	(0.51)	2.29		2.29		2.34		12.29	94.68	$134,129
2015	$18.03	(0.09)	(3.46)	(3.55)	—	—	—	$14.48	(0.55)	2.27		2.27		2.27		(19.69)	96.74	$154,943
2014	$17.34	(0.11)	0.80	0.69	—	—	—	$18.03	(0.62)	2.23		2.23		2.23		3.98	61.46	$232,493
2013	$15.44	(0.12)	2.02	1.90	—	—	—	$17.34	(0.71)	2.26		2.26		2.40		12.31	61.67	$106,168
2012	$12.37	(0.11)	3.18	3.07	—	—	—	$15.44	(0.76)	2.38		2.38		2.86		24.82	129.49	$10,006
CLASS I SHARES
2016	$15.27	0.11	1.97	2.08	(0.09)	—	(0.09)	$17.26	0.70	1.07		1.07		1.16		13.68	94.68	$853,866
2015	$18.92	0.10	(3.65)	(3.55)	(0.10)	—	(0.10)	$15.27	0.52	1.09		1.09		1.14		(18.75)	96.74	$1,016,898
2014	$18.05	0.10	0.84	0.94	(0.07)	—	(0.07)	$18.92	0.54	1.09		1.09		1.09		5.20	61.46	$2,376,420
2013	$15.96	0.09	2.09	2.18	(0.09)	—	(0.09)	$18.05	0.52	1.04		1.04		1.22		13.74	61.67	$828,147
2012	$12.62	0.08	3.26	3.34	—	—	—	$15.96	0.57	1.09		1.09		1.45		26.47	129.49	$53,103
CLASS R5 SHARES
2016	$15.22	0.12	1.96	2.08	(0.10)	—	(0.10)	$17.20	0.74	1.08		1.08		1.75		13.65	94.68	$6,208
2015	$18.86	0.12	(3.65)	(3.53)	(0.11)	—	(0.11)	$15.22	0.66	1.09		1.09		1.67		(18.72)	96.74	$5,363
2014	$18.04	0.13	0.80	0.93	(0.11)	—	(0.11)	$18.86	0.67	1.09		1.09		1.90		5.17	61.46	$7,433
2013(c)	$17.49	0.08	0.47	0.55	—	—	—	$18.04	0.47 (d)	1.07	(d)	1.07	(d)	17.45	(d)(e)	3.14	61.67	$697
CLASS R6 SHARES
2016	$15.25	0.13	1.98	2.11	(0.17)	—	(0.17)	$17.25	0.80	0.97		0.97		1.12		13.81	94.68	$48,598
2015	$18.91	0.15	(3.68)	(3.53)	(0.13)	—	(0.13)	$15.25	0.84	0.99		0.99		1.10		(18.68)	96.74	$21,055
2014	$18.08	0.11	0.84	0.95	(0.12)	—	(0.12)	$18.91	0.57	0.99		0.99		1.10		5.26	61.46	$22,727
2013(c)	$17.51	0.04	0.53	0.57	—	—	—	$18.08	0.20 (d)	0.98	(d)	0.98	(d)	1.99	(d)	3.26	61.67	$14,422

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Effective date of this class of shares was February 1, 2013.
(d)	Annualized.
(e)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding.

See notes to financial statements.

26 Annual Report	Annual Report 27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg Developing World Fund

To the Trustees and Shareholders of

Thornburg Developing World Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Thornburg Developing World Fund (the “Fund”) at September 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2016 by correspondence with the custodian, brokers, transfer agent, and the application of alternative procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 18, 2016

28     Annual Report

EXPENSE EXAMPLE

Thornburg Developing World Fund	September 30, 2016

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2016, and held until September 30, 2016.

	Beginning Account Value 4/1/16	Ending Account Value 9/30/16	Expenses Paid During Period† 4/1/16–9/30/16
CLASS A SHARES
Actual	$1,000.00	$1,072.10	$7.47
Hypothetical*	$1,000.00	$1,017.79	$7.27
CLASS C SHARES
Actual	$1,000.00	$1,067.60	$11.66
Hypothetical*	$1,000.00	$1,013.72	$11.35
CLASS I SHARES
Actual	$1,000.00	$1,074.10	$5.49
Hypothetical*	$1,000.00	$1,019.71	$5.35
CLASS R5 SHARES
Actual	$1,000.00	$1,073.60	$5.59
Hypothetical*	$1,000.00	$1,019.61	$5.45
CLASS R6 SHARES
Actual	$1,000.00	$1,074.50	$5.00
Hypothetical*	$1,000.00	$1,020.18	$4.87

†	Expenses are equal to the annualized expense ratio for each class (A: 1.44%; C: 2.26%; I: 1.06%; R5: 1.08%; R6: 0.96%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report    29

TRUSTEES AND OFFICERS

Thornburg Developing World Fund	September 30, 2016 (Unaudited)

Name, Age, Year Elected Position Held with Fund	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
INTERESTED TRUSTEES(1)(2)(4)

Garrett Thornburg, 71 Trustee since 1987, Chairman of Trustees(3)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman and controlling shareholder of Thornburg Securities Corporation (securities dealer); Chairman and CEO of Chamisa Energy, LLC; President of the Thornburg Foundation (nonprofit).	None

Brian J. McMahon, 61 Trustee since 2001, Vice Chairman of Trustees, Member of Governance & Nominating Committee & Operations Risk Oversight Committee(5)	Chief Investment Officer, Managing Director, and Portfolio Manager and, until 2016, CEO and President of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	None

INDEPENDENT TRUSTEES(1)(2)(4)

David A. Ater, 71 Trustee since 1994, Member of Audit Committee & Chairman of Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None

David D. Chase, 75 Trustee since 2000, Chairman of Audit Committee	Managing Member of CS Group, LLC, Santa Fe, NM (private investment fund – family office).	None

Sally Corning, 55 Trustee since 2012, Member of Audit Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity firm with investment programs encompassing venture capital, mezzanine debt, and growth equity).	None

Susan H. Dubin, 67 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

David L. Gardner, 53 Trustee since 2015, Member of Operations Risk Oversight Committee	Until 2012, head of EMEA (Europe, Middle East and Africa) Sales for iShares of Blackrock, Inc., EMEA Executive Committee Member and EMEA Operating Committee Member at Blackrock, Inc.	None

Owen D. Van Essen, 62 Trustee since 2004, Member of Governance & Nominating Committee & Chairman of Operations Risk Oversight Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 57 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None

30    Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Developing World Fund	September 30, 2016 (Unaudited)

Name, Age, Year Elected Position Held with Fund	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(7)

Nimish Bhatt, 53 Treasurer since 2016(6)	Chief Financial Officer and Treasurer of Thornburg Investment Management, Inc. and Thornburg Securities Corporation since 2016; Senior Vice President (2004-2016), Chief Financial Officer (2011-2016), and Head of Fund Administration (2011-2016) of Calamos Asset Management, Inc., Calamos Investments LLC, Calamos Advisors LLC, and Calamos Wealth Management; Director of Calamos Global Funds plc (2007-2016).	Not applicable

Jason Brady, 42 President since 2016(6)	CEO and President since 2016, Vice President from 2011 to 2016, Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation since 2016.	Not applicable

Kathleen Brady, 56 Vice President since 2008	Tax Manager Fund Accounting of Thornburg Investment Management, Inc.	Not applicable

Connor Browne, 37 Vice President since 2006	Portfolio Manager, Vice President since 2013, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Tim Cunningham, 41 Vice President since 2014	Managing Director since 2011, Portfolio Manager since 2012, and Associate Portfolio Manager from 2009–2012 of Thornburg Investment Management, Inc.	Not applicable

Randy Dry, 42 Vice President since 2014	Vice President and Managing Director, Director of Institutional Group from 2014-2016, and since 2016, Chief Administrative Officer of Thornburg Investment Management, Inc.	Not applicable

Greg Dunn, 40 Vice President since 2014	Managing Director, Portfolio Manager since 2012, and Associate Portfolio Manager from 2009–2012 of Thornburg Investment Management, Inc.	Not applicable

Lon Erickson, 41 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

William V. Fries, 77 Vice President since 1995	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 45 Vice President since 2006	Vice President since 2011, Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Rolf Kelly, 37 Vice President since 2016	Portfolio Manager and Managing Director since 2013 and Associate Portfolio Manager from 2011–2013 of Thornburg Investment Management, Inc.	Not applicable

Ben Kirby, 36 Vice President since 2014	Portfolio Manager and Managing Director since 2013 and Associate Portfolio Manager from 2011–2013 of Thornburg Investment Management, Inc.	Not applicable

Jeff Klingelhofer, 41 Vice President since 2016	Portfolio Manager and Managing Director since 2015, Associate Portfolio Manager from 2012–2015, and Fixed Income Analyst from 2010–2012 of Thornburg Investment Management, Inc.	Not applicable

Rob MacDonald, 40 Vice President since 2016	Managing Director since 2015, Portfolio Manager since 2014, and Associate Portfolio Manager from 2011–2014 of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 49 Vice President since 2001	Vice President, Managing Director, and Director of Marketing of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	Not applicable

Christopher Ryon, 60 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Nicholos Venditti, 35 Vice President since 2016	Portfolio Manager and Managing Director since 2015 and Associate Portfolio Manager from 2011–2015 of Thornburg Investment Management, Inc.	Not applicable

Annual Report    31

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Developing World Fund	September 30, 2016 (Unaudited)

Name, Age, Year Elected Position Held with Fund	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

Vinson Walden, 46 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 45 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 42 Vice President since 2003 Secretary since 2007(6)	Managing Director, Director of Mutual Fund Operations, and Vice President of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	Not applicable

Charles Wilson, 41 Vice President since 2016	Portfolio Manager and Managing Director since 2014 and Associate Portfolio Manager from 2012–2014 of Thornburg Investment Management, Inc.; Co-Portfolio Manager of Marsico Capital Management from 2010–2012.	Not applicable

Di Zhou, 38 Vice President since 2016	Portfolio Manager and Managing Director since 2016, Associate Portfolio Manager from 2014–2016, and Equity Research Analyst from 2010–2014 of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is a separate investment “Fund” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, all the Funds of the Trust. Each Trustee oversees all the Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the sole director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	The Bylaws of the Trust currently require that each Trustee shall retire by the end of the calendar year during which the Trustee reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(5)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the chief investment officer of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Assistant vice presidents, assistant secretaries, and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

32    Annual Report

OTHER INFORMATION

Thornburg Developing World Fund	September 30, 2016 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg. com/download or upon request by calling 1-800-847-0200.

TAX INFORMATION

For the tax year ended September 30, 2016, dividends paid by the Thornburg Developing World Fund of $5,555,168 are being reported as taxable ordinary investment income dividends for federal income tax purposes.

For the tax year ended September 30, 2016, the Fund is reporting 100.00% (or the maximum allowed) of the dividends paid from tax basis net ordinary income as qualifying for the reduced rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

The Fund is reporting 5.47% (or the maximum allowed) of the ordinary income distributions paid by the Fund for the fiscal year ended September 30, 2016 as qualified for the corporate dividends received deduction.

For the year ended September 30, 2016, foreign source income and foreign taxes paid is $20,405,061 and $1,930,817, respectively. The information and distributions reported herein may differ from the information and distributions reported to the shareholders for the calendar year ending December 31, 2016. Complete information will be reported in conjunction with your 2016 Form 1099.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Developing World Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 13, 2016.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in May 2016 to consider aspects of their annual evaluation of the Advisor’s service to all of the funds of Thornburg Investment Trust, to plan the annual evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The independent Trustees met again in independent session in September to consider portions of the information submitted by the Advisor. Representatives of the Advisor subsequently reviewed portions of the information with the Trustees and addressed questions from the Trustees at a full meeting session of the Trustees scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees did not identify any single factor as controlling and considered a wide range of information, and this summary does not describe all of the factors and other matters considered by the Trustees in making their determination.

Nature, Extent and Quality of Services. The Trustees considered presentations by the Advisor at meeting sessions scheduled for consideration of a continuation of the advisory agreement, and also noted their consideration of the reports the Trustees and their committees receive throughout the year on a wide variety of topics, and consideration they had given to a number of topics in previous years.

Annual Report    33

OTHER INFORMATION, CONTINUED

Thornburg Developing World Fund	September 30, 2016 (Unaudited)

Information identified by the Trustees in their evaluation as having been considered and contributing to their conclusions included Trustees’ assessments of the Advisor’s personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing levels and measures to maintain staffing levels and improve competencies, the Advisor’s commitment to attract and retain high quality portfolio management expertise through competitive compensation levels, the Advisor’s collaborative approach to investment management, the Fund’s investment performance over different periods of time, portfolio managers’ cognizance of and strategies to address market and economic trends and conditions, the evaluation and selection of individual investments, the structuring and composition of the Fund’s portfolio, management of Fund liquidity requirements, cognizance of and efforts to achieve tax efficiency, responses to share sale and redemption activity, continuing enhancements to the Advisor’s electronic and information systems and the Advisor’s engagement of outside firms to assist in improving or replacing those systems, the Advisor’s evaluation and selection of firms providing portfolio trade execution to the Fund and the Advisor’s measures to obtain favorable trade execution, the Advisor’s performance of accounting and other services, the Advisor’s continued commitment to observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, the quality and extent of written and oral reports to the Trustees over the course of the year, and other factors.

Investment Performance. The Trustees noted in their evaluation of the Fund’s investment performance the reports they had received in each regular meeting over the course of the year from the Advisor’s portfolio management personnel. The Trustees also noted in their evaluation their consideration of information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including the following items of information respecting the investment performance of the Fund: (1) the Fund’s absolute investment performance and achievement of stated objectives; (2) the Advisor’s written and oral explanations and commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions, (3) performance data for the six calendar years since the Fund’s inception, comparing the Fund’s annual investment returns to a fund category selected by an independent mutual fund analyst firm, and to a broad-based securities index, (4) the Fund’s investment performance for the year-to-date, one-year, three-year and five-year periods ending with the second quarter of the current year comparing the Fund’s annualized returns to two mutual fund categories selected by independent mutual fund analyst firms and to a broad-based securities index, and assigning a percentage rank to the Fund’s performance for each period relative to each of the fund categories, (5) comparison of the Fund’s annualized return since inception to the Fund’s benchmark index, and (6) comparative measures of estimated earnings growth, portfolio volatility, risk and return.

The Trustees noted that quarterly reports during the year and other information presented to them confirmed the Advisor’s continued conformity to the Fund’s stated investment objectives and policies.

The Trustees observed in reviewing comparative performance data for the six calendar years since the Fund’s inception that the Fund’s investment return for the most recent calendar year was lower than the return for the fund category and comparable to the return of the securities index, that the Fund’s return for the preceding year was comparable to the returns of the fund category and the index, and that the Fund’s returns for the preceding four calendar years exceeded the returns for the index and the category in all years. Other quantitative data noted by the Trustees as having been considered in their evaluation showed the Fund’s annualized investment returns fell above the midpoint of performance for the two fund categories considered for the one-year and three-year periods ended with the second quarter of the current year, and fell in the top decile of performance for the five-year period. Data presented to the Trustees showed that the Fund’s annualized total return (net of expenses) over the period since the Fund’s inception exceeded the annualized return for the Fund’s benchmark index. The Trustees attached additional significance to the performance from the perspective of longer term shareholders.

Comparisons of Fee and Expense Levels. The Trustees recognized in their evaluation the clear disclosures of the Advisor’s fees and Fund expenses in the Fund’s prospectus. Information noted by the Trustees as having been considered in evaluating the Fund’s fees and expenses included a variety of comparative data respecting the Fund’s fee and expense levels. This information included comparisons of the Fund’s advisory fee and overall Fund expenses to median and average fees and expenses charged to a category of mutual funds selected by an independent mutual fund analyst firm, comparisons of the advisory fee and other Fund expenses to the fee levels and expenses for two representative share classes of fund peer groups selected from the category by a second independent mutual fund analyst firm, the perspectives and advice from the second mutual fund analyst firm respecting comparisons of fund fee levels and expenses to fund peer groups, and other information. Comparative fee and expense data noted as having been considered by the Trustees showed that the Fund’s advisory fee level was comparable to the median and average levels for the fund category, the level of total expense for one representative share class of the Fund was comparable to the median and average levels for the category, and that the level of total expense for a second representative share class was lower than the median and average total expense level for the category. Peer group data showed the Fund’s advisory fee level was lower than the median levels of the two peer groups, and that the total expense levels for two representative share classes were comparable to the median levels of their respective peer groups.

The Trustees noted their consideration of information respecting the advisory fees charged by the Advisor to other investment management clients, including sub-advised mutual funds, together with information about fees charged by other advisors to different clients, analysis of the differences between the requirements of institutional clients and mutual funds, analysis of the differences between the requirements of a sub-advised mutual fund and a fund as to which the investment advisor is the primary advisor and sponsor,

34    Annual Report

OTHER INFORMATION, CONTINUED

Thornburg Developing World Fund	September 30, 2016 (Unaudited)

descriptions of distinguishing characteristics of the sub-advised funds served by the Advisor, and the consequently different investment management services provided to the different categories of clients and the differing contexts in which the fee levels for these arrangements are established. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and that the fee rates charged by an investment advisor to different categories of clients had limited relevance to the evaluation of the fee rate charged by that advisor to mutual funds as to which it is the primary advisor and sponsor.

Costs and Profitability of Advisor. In reviewing the profitability of the Advisor’s services to the Fund the Trustees considered an analysis of the Advisor’s costs and the profitability to the Advisor of its services, together with data respecting the overall profitability of a selection of other investment management firms. The Trustees noted that a portion of the Advisor’s profits are an important element in the compensation of shareholder employees. The Trustees considered in this regard information from the Advisor respecting investment of its profits to maintain staffing levels, pay competitive levels of compensation, and add to its information retrieval and management systems to maintain or improve service levels. The Trustees also considered the contribution of the Advisor’s cost management to its profitability, and the relationship of the Advisor’s financial resources and profitability in previous years to its ability to attract necessary personnel, invest in systems and other assets required for its service to the Fund, and maintain or improve service levels for the Fund notwithstanding fluctuations in revenues and profitability. The information considered did not indicate to the Trustees that the Advisor’s profitability was excessive.

Potential Economies of Scale. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect potential economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, comparisons of the fee breakpoint structure for the Fund with breakpoint structures (or the absence of such structures) for other funds in a peer group selected by an independent mutual fund analyst firm, the effects of the breakpoint structure and other expense factors realized by certain Funds of the Trust as their asset levels had increased, and the Advisor’s expenditures from its own profits and resources to maintain staffing levels, pay competitive levels of compensation, and add to its information retrieval and management systems to maintain or improve service levels. The information provided demonstrated to the Trustees that the Fund’s advisory fee breakpoint structure is reasonable in relation to the structures observed in the other funds in its peer group, and that shareholders may be expected to benefit from any economies of scale, due to the advisory agreement’s breakpoint fee structure for the Fund and other factors.

Potential Ancillary Benefits. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees noted disclosures by the Advisor of its receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

Summary of Conclusions. The Trustees concluded that the nature, extent and quality of the Advisor’s services performed under the advisory agreement remained sufficient. The Trustees further concluded that the absolute and relative investment performance of the Fund over a range of pertinent holding periods on the whole is satisfactory in the context of its objectives and strategies, and that the Advisor had continued to actively and competently pursue the Fund’s stated investment objectives and adhere to the Fund’s investment policies.

The Trustees further concluded, based upon their consideration of the foregoing factors and other information, that the level of the advisory fee charged to the Fund by the Advisor is reasonable in relation to the services provided by the Advisor in view of the nature, extent and quality of those services, the investment performance of the Fund after fees and expenses, the clear disclosure of fees and expenses in the Fund’s prospectus, comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds, and the other factors considered.

Annual Report    35

TRUSTEES’ STATEMENT TO SHAREHOLDERS

Readopted September 12, 2016

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Trustees of Thornburg Investment Trust

36     Annual Report

THORNBURG FUNDS

Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $53 billion (as of September 30, 2016) across eight equity and 11 bond mutual funds, separate accounts for high-net-worth investors and institutional accounts, and five UCITS funds for non-U.S. investors.

The fund outlined in this report is one of many equity and fixed-income products available from Thornburg Investment Management.

Equity Funds

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg International Value Fund

•	Thornburg Better World International Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

Fixed Income Funds

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

•	Thornburg Low Duration Municipal Fund

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

Annual Report    37

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38     Annual Report

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Annual Report    39

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.

This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH2149

Annual Report
September 30, 2016
THORNBURG
BETTER WORLD
INTERNATIONAL
FUND
INVESTMENT MANAGEMENT

About Thornburg Investment Management
It’s more than what we do.
It’s how we do it.
At Thornburg, we are very different in how we think, invest, and are structured We believe this difference is what makes us successful in helping individuals reach their long-term financial goals.
How we How we How we’re
Flexible Perspective Our perspective on investment opportunities is more flexible than most, viewing a wide range of opportunities beyond conventional boundaries to find hidden value
Collaboration Collectively, we hone ideas via borderless cross-pollination for better judgment and better results.
Portfolio Construction Disciplined construction guided more by our convictions than convention
CONVICTION Thorough analysis and our relative-value framework lead to conviction in our securities selection
UNCONVENTIONAL Active management means we seek the best value for our clients rather than using conventional benchmarks as our starting point.
Structured for Excellence How we think and how we invest is made possible by how we’re structured TEAM APPROACH FAR FROM THE HERD ACCESS & TRANSPARENCY

2    Annual Report

Annual Report

Thornburg Better World International Fund

September 30, 2016

Share Class	NASDAQ Symbol	CUSIP
Class A	TBWAX	885-216-721
Class C	TBWCX	885-216-713
Class I	TBWIX	885-216-697

Class I shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

Investments carry risks, including possible loss of principal. Additional risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Investments in small- and mid-capitalization companies may increase the risk of greater price fluctuations. Investments in the Fund are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.

Funds invested in a smaller number of holdings may expose an investor to greater volatility.

Annual Report    3

LETTER TO SHAREHOLDERS

Thornburg Better World International Fund	September 30, 2016 (Unaudited)

October 24, 2016

Dear Fellow Shareholder:

As this is our first annual letter, we thought it fitting to re-introduce how we think and how we invest. Thornburg Better World International Fund seeks attractively priced stocks of quality companies that have sustainable business models, compelling growth prospects, and, critically, exhibit high “ESG” standards of environmental sensitivity, social responsibility, and corporate governance. In our research and experience-subadvising on socially responsible funds for years prior to launching our own ESG fund-we have found that companies with durable business models that incorporate these values lower their regulatory and legal risks, enhance their marketplace reputations, reduce operating costs, and allocate capital more effectively, all to the benefit of their clients, employees, and shareholders.

Launching an equity mutual fund at the end of September 2015, on the heels of the biggest quarterly rout in global stocks in four years, might not seem like auspicious timing for Thornburg Better World International Fund. However, we eagerly welcomed the opportunity to deploy the Fund’s seed money at better share prices. As active managers, we welcome the introduction of volatility to the capital markets, as this can do much to reintroduce a sense of accountability and efficient capital allocation, a situation where active management can provide additional value. Quality companies as identified by ESG analysis tend to shine in periods of volatility. One rather tumultuous year later, we’re pleased that Better World International Fund has acquitted itself well.

In the July-through-September period, the Better World International Fund gained 12.82% (A shares without sales charge), outperforming the MSCI AC World ex-U.S. Index’s 6.91% return. That brought the first full-year return on September 30, 2016, to 16.60% (A shares without sales charge), versus 9.26% for the benchmark. This landed the Fund’s class A and I shares in the top 1% of Morningstar rankings among 856 foreign large blend funds for the one-year period (based on total returns without sales charge). Our third quarter was particularly strong, given our participation in a few ESG-screened technology IPOs. While these performed remarkably well for our investors, they quickly moved from undervalued to overvalued; an uncomfortable reminder of the dot-com era. We don’t generally expect to consistently outperform in rising markets, as our ultimate goal is to truncate downward moves for our investors; as the best way to destroy long-term value is to have a year of severe losses. We’ll seek market outperformance from a higher base. We’ve designed the portfolio to be conservative and think it should fare well during periods of volatility. Our research and experience have shown that high-quality companies as measured through ROIC (return on invested capital) & ESG factors reflective of intangible company culture, are likely to have a positive effect on long-term performance and volatility.

The portfolio’s structure is also a key component of our drive for competitive, risk-adjusted returns. Although the Fund is quite focused currently with roughly 50 names as of September 30, 2016, it’s diversified across market capitalization, geography, and sector. As part of our unconventional approach, we spend an extensive amount of time focusing on companies that are off the beaten path (e.g. Chile, Norway, New Zealand); this allows us to work around heightened correlation of stocks in primary markets. In addition, we diversify by style baskets, of which there are three. “Basic value” companies are well-established cyclical businesses, the shares of which are trading at meaningful discounts to our assessment of their intrinsic value. Stock prices routinely overshoot their fundamentals (both positively and negatively). Ultimately, those mispricings are revealed and valuations normalize; mean reversion tends to be a source of long-term excess returns for our “basic value” basket. “Emerging franchises” are in the early stages of what we believe to be their development as future leaders in their particular markets. And, with typically the largest presence in the portfolio, the “consistent earners” exhibit steady cash flow, earnings, and, often, dividend growth. Over time, we believe such compounders can generate a market-beating total return.

We credit the portfolio’s conservative bias and structure for its resilience amid the bouts of volatility over the last year, particularly the January global markets selloff and the U.K.’s June referendum to exit the E.U. In the year to September 30, the Better World International’s down-capture ratio, which reflects the Fund’s losses as a percentage of those of the market, was 45%. Meanwhile, the Fund’s up-capture ratio, which shows its percentage of the index’s gains in rising markets, stood at 92% in the period. To be sure, we don’t necessarily expect the up-capture ratio to remain at such elevated levels over time, given the Fund’s defensive characteristics and typically higher allocation to its consistent earners basket. Moreover, if international equity market conditions have been stable and favorable in recent months, there’s no guarantee they’ll stay so for long. That being said, our integration of ESG and financial metrics gives us insight into the long-term sustainability of the companies in which we invest. This, we believe, should smooth the ride for our investors over time.

Unprecedented central bank monetary stimulus in the form of asset purchases, near- or sub-zero interest rates, or both, has driven extraordinary asset price inflation. Due to record-low yields among sovereign bonds in Europe and Japan, where more than $11 trillion in government bonds are priced with negative yields, investors worldwide have been pushed outside of what would be considered their normal risk profile,

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LETTER TO SHAREHOLDERS, CONTINUED

Thornburg Better World International Fund	September 30, 2016 (Unaudited)

pumping up asset valuations to levels that their expected earnings will be hard-pressed to justify. These factors, coupled with a regulatory environment that has resulted in withdrawal from the markets by many traditional market makers (i.e. lower liquidity), makes for a precarious situation for investors going forward. Still, there are attractively priced stocks to be found across the globe for those with a keen eye towards value, and ability to assess opportunities beyond conventional boundaries. Consequently, as fundamental, benchmark-agnostic investors, the Fund’s active share—the percentage of stock holdings in the portfolio that differ from the benchmark index—at the end of August stood at 94%.

Although we’re bottom-up investors, we’re well aware that plenty of political and macroeconomic risks could tip markets over, from the U.S. elections in November, to the Italian constitutional referendum and the U.S. Federal Reserve rate policy meeting in December, to the U.K.’s unfolding exit from the E.U. Forward-earnings multiples running at decade-plus highs, amid waning earnings expectations and anemic global growth suggest that any of these risks, not to mention those potential unexpected “black swan” events, could easily throw markets into a tailspin.

A diversified portfolio populated with carefully selected, attractively valued, quality stocks that exhibit high ESG standards may provide protection in turbulent markets and decent upside participation in rising markets. Both environments were present over Better World International Fund’s first year, and stock selection drove the returns. Given current market valuation levels and risks, we’re confident that our portfolio holdings can weather potential bouts of market volatility, while our currently elevated cash position should enable us to capitalize on them. For long-term, value investors, volatility can be helpful, allowing us to upgrade the portfolio with less-pricey ESG stocks offering greater upside potential. We are ready for it and look to capitalize on it.

Thank you for investing alongside us in Thornburg Better World International Fund.

Sincerely,

Rolf Kelly, CFA
Portfolio Manager
Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

The views expressed by the portfolio managers reflect their professional opinions and are subject to change. Under no circumstances does the information contained within represent a recommendation to buy or sell any security.

Annual Report    5

PERFORMANCE SUMMARY

Thornburg Better World International Fund	September 30, 2016 (Unaudited)

Average Annual Total Returns

	1-Yr	Since Incep.
Class A Shares (Incep: 9/30/15)
Without sales charge	16.60%	16.60%
With sales charge	11.38%	11.38%
Class C Shares (Incep: 9/30/15)
Without sales charge	15.94%	15.94%
With sales charge	14.94%	14.94%
Class I Shares (Incep: 9/30/15)	17.44%	17.44%
MSCI AC World ex-U.S. Index (Since 9/30/15)	9.26%	9.26%

Growth of a Hypothetical $10,000 Investment

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no sales charge for Class I shares.

As disclosed in the most recent prospectus, the total annual fund operating expenses are as follows: A shares, 2.38%; C shares, 3.13%; I shares, 1.68%. Thornburg Investment Management and/or Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least February 1, 2017, for some of the share classes, resulting in net expense ratios of the following: A shares, 1.83%; C shares, 2.38%; I shares, 1.09%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.

The Fund may invest in shares of companies through initial public offerings (IPOs). IPOs have the potential to produce substantial gains and there is no assurance that the Fund will have continued access to profitable IPOs. As Fund assets grow, the impact of IPO investments on performance may decline.

Glossary

MSCI All Country (AC) World ex-US Index – A market capitalization weighted index representative of the market structure of 45 developed and emerging market countries in North and South America, Europe, Africa, and the Pacific Rim, excluding securities of United States’ issuers.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Active Share – A measure of the percentage of stock holdings in a manager’s portfolio that differ from the benchmark index.

Multiple – A valuation multiple reflects an investment’s market value relative to some key metric. Price to earnings ratio (P/E) is a commonly used multiple. It’s calculated by dividing a stock’s price by the company’s earnings per share.

P/E – Price/Earnings ratio (P/E ratio) is a valuation ratio of a company’s current share price compared to its per-share earnings. P/E equals a company’s market value per share divided by earnings per share. Forecasted P/E is not intended to be a forecast of the fund’s future performance.

Sovereign Debt – Government debt that has been issued in a foreign currency.

Upside/Downside Capture Ratio – A ratio that shows whether a given fund has outperformed—gained more or lost less than—a broad market benchmark during periods of market strength and weakness, and if so, by how much.

6    Annual Report

FUND SUMMARY

Thornburg Better World International Fund	September 30, 2016 (Unaudited)

Objectives and Strategies

The Fund seeks long-term capital appreciation.

The Fund invests primarily in a broad range of foreign companies that demonstrate one or more positive environmental, social, and governance (ESG) characteristics that the investment manager identifies as significant. The Fund targets companies of any size or country of origin, and which are high-quality and attractively valued.

Market Capitalization Exposure

Basket Structure

Top Ten Equity Holdings

ING Groep N.V.	2.8%
Europris ASA	2.8%
Nippon Telegraph & Telephone Corp.	2.7%
Telenet Group Holding NV	2.7%
Cairn Homes plc	2.6%
Thermo Fisher Scientific, Inc.	2.4%
Aguas Andinas S.A.	2.4%
Empiric Student Property plc	2.2%
AIA Group Ltd.	2.2%
Novartis AG	2.1%

There is no guarantee that the Fund will meet its investment objective.

All portfolio information is subject to change. Charts may not add up to 100% due to rounding.

*	The country assignment of each equity holding is determined by the Fund’s Advisor based on various factors, including the location of the issuer’s head office, the issuer’s jurisdiction of incorporation and the country from which a majority of the issuer’s revenue is derived.

Sector Exposure

Consumer Discretionary	22.5%
Consumer Staples	13.5%
Health Care	12.5%
Financials	9.1%
Industrials	7.1%
Real Estate	5.1%
Telecommunication Services	4.1%
Utilities	4.0%
Information Technology	3.0%
Materials	1.8%
Other Assets Less Liabilities	17.2%

Top Ten Industry Groups

Media	10.6%
Pharmaceuticals, Biotechnology & Life Sciences	9.2%
Consumer Durables & Apparel	7.1%
Food, Beverage & Tobacco	6.2%
Household & Personal Products	5.7%
Real Estate	5.1%
Telecommunication Services	4.1%
Diversified Financials	4.1%
Utilities	4.0%
Retailing	3.4%

Country Exposure* (Percent of Equity Holdings)

Japan	16.9%
United Kingdom	9.2%
United States	8.4%
Norway	6.4%
Germany	6.1%
Netherlands	5.1%
South Korea	4.9%
China	4.1%
Mexico	4.1%
Switzerland	3.9%
Belgium	3.3%
Ireland	3.2%
India	3.1%
Spain	2.9%
Chile	2.9%
Canada	2.6%
Hong Kong	2.6%
Sweden	2.2%
Italy	1.9%
South Africa	1.6%
Brazil	1.5%
Philippines	1.2%
Taiwan	1.2%
New Zealand	0.7%

Annual Report    7

SCHEDULE OF INVESTMENTS

Thornburg Better World International Fund	September 30, 2016

	Shares/ Principal Amount	Value
COMMON STOCK — 82.78%
BANKS — 2.84%
Banks — 2.84%
ING Groep N.V.	69,665	$860,057

		860,057

CAPITAL GOODS — 3.33%
Electrical Equipment — 1.51%
[a] Senvion S.A.	24,899	455,636
Trading Companies & Distributors — 1.82%
Brenntag AG	10,082	550,481

		1,006,117

COMMERCIAL & PROFESSIONAL SERVICES — 1.36%
Professional Services — 1.36%
RELX plc	21,692	411,338

		411,338

CONSUMER DURABLES & APPAREL — 7.13%
Household Durables — 5.96%
[a] Cairn Homes plc	661,131	798,382
Coway Co., Ltd.	5,326	461,344
Sony Corp.	16,756	544,130
Leisure Products — 1.17%
Shimano, Inc.	2,403	353,560

		2,157,416

CONSUMER SERVICES — 1.38%
Hotels, Restaurants & Leisure — 1.38%
Compass Group plc	21,545	417,487

		417,487

DIVERSIFIED FINANCIALS — 4.09%
Capital Markets — 1.52%
Japan Exchange Group, Inc.	29,747	459,090
Diversified Financial Services — 2.57%
Cerved Information Solutions S.p.A.	55,685	471,029
GT Capital Holdings, Inc.	10,383	308,311

		1,238,430

FOOD & STAPLES RETAILING — 1.56%
Food & Staples Retailing — 1.56%
Tsuruha Holdings, Inc.	4,115	472,349

		472,349

FOOD, BEVERAGE & TOBACCO — 6.15%
Food Products — 6.15%
BRF SA	22,172	377,152
Marine Harvest ASA	16,194	289,866
Orkla ASA	45,292	467,956
Premium Brands Holdings Corp.	6,323	297,848
Wessanen NV	33,310	427,696

		1,860,518

HEALTH CARE EQUIPMENT & SERVICES — 3.26%
Health Care Equipment & Supplies — 1.95%
Olympus Corp.	17,147	591,830
Health Care Providers & Services — 1.31%
Life Healthcare Group Holdings Ltd.	143,393	395,722

		987,552

HOUSEHOLD & PERSONAL PRODUCTS — 5.74%
Household Products — 3.43%
Lion Corp.	30,000	482,817
Svenska Cellulosa AB SCA-B	18,689	555,084
Personal Products — 2.31%
AmorePacific Corp.	612	216,160
Unilever NV	10,484	483,748

		1,737,809

INSURANCE — 2.18%
Insurance — 2.18%
AIA Group Ltd.	99,226	659,468

		659,468

8    Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Better World International Fund	September 30, 2016

	Shares/ Principal Amount	Value
MATERIALS — 1.83%
Metals & Mining — 1.83%
Korea Zinc Co., Ltd.	1,270	$554,656

		554,656

MEDIA — 10.59%
Media — 10.59%
China South Publishing & Media Group Co., Ltd.	210,714	563,589
DHX Media Ltd.	69,208	362,406
[a] Dish TV India Ltd.	254,074	354,513
Megacable Holdings S.A.B. de C.V.	152,921	587,322
ProSiebenSat.1 Media SE	12,271	525,470
[a] Telenet Group Holding NV	15,582	812,712

		3,206,012

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 9.25%
Biotechnology — 1.90%
Gilead Sciences, Inc.	7,265	574,807
Life Sciences Tools & Services — 2.38%
Thermo Fisher Scientific, Inc.	4,519	718,792
Pharmaceuticals — 4.97%
Astellas Pharma, Inc.	33,534	520,347
Novartis AG	8,273	650,599
Roche Holding AG	1,348	334,398

		2,798,943

REAL ESTATE — 5.12%
Equity Real Estate Investment Trusts — 5.12%
[a] Empiric Student Property plc	444,299	668,018
Fibra Uno Administracion S.A. de C.V.	243,586	445,345
Merlin Properties Socimi S.A.	36,740	434,799

		1,548,162

RETAILING — 3.35%
Internet & Direct Marketing Retail — 0.55%
Trade Me Ltd.	40,428	165,537
Multiline Retail — 2.80%
Europris ASA	167,876	848,347

		1,013,884

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.99%
Semiconductors & Semiconductor Equipment — 0.99%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	9,738	297,885

		297,885

SOFTWARE & SERVICES — 2.02%
Information Technology Services — 2.02%
MasterCard, Inc.	1,765	179,624
[a] PayPal Holdings, Inc.	10,567	432,930

		612,554

TELECOMMUNICATION SERVICES — 4.11%
Diversified Telecommunication Services — 4.11%
Bharti Infratel Ltd.	77,434	427,643
Nippon Telegraph & Telephone Corp.	17,930	815,828

		1,243,471

TRANSPORTATION — 2.46%
Transportation Infrastructure — 2.46%
Aena S.A.	1,987	293,074
Shanghai International Air Co., Ltd.	111,663	451,507

		744,581

UTILITIES — 4.04%
Electric Utilities — 0.65%
Nextera Energy, Inc.	1,612	197,180
Multi-Utilities — 1.03%
National Grid plc	21,879	309,674
Water Utilities — 2.36%
Aguas Andinas S.A.	1,111,536	714,950

		1,221,804

TOTAL COMMON STOCK (Cost $23,062,653)		25,050,493

Annual Report    9

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Better World International Fund	September 30, 2016

	Shares/ Principal Amount	Value
SHORT TERM INVESTMENTS — 16.30%
[b] Thornburg Capital Management Fund	493,408	$4,934,082

TOTAL SHORT TERM INVESTMENTS (Cost $4,934,082)		4,934,082

TOTAL INVESTMENTS — 99.08% (Cost $27,996,735)		$29,984,575
OTHER ASSETS LESS LIABILITIES — 0.92%		284,216

NET ASSETS — 100.00%		$30,268,791

Footnote Legend

a	Non-income producing.
b	Investment in Affiliates – Shown below are holdings of voting securities of each portfolio company which is considered “affiliated” to the Fund under the Investment Company Act of 1940, including companies for which the Fund’s holding represented 5% or more of the company’s voting securities, and a series of the Thornburg Investment Trust in which the Fund invested for cash management purposes during the period:

Issuer	Shares/Principal September 30, 2015	Gross Additions	Gross Reductions	Shares/ Principal September 30, 2016	Market Value September 30, 2016	Investment Income	Realized Gain (Loss)
Thornburg Capital Management Fund	—	2,935,791	2,442,383	493,408	$4,934,082	$10,861	$—

Total non-controlled affiliated issuers - 16.30% of net assets					$4,934,082	$10,861	$—

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR	American Depositary Receipt
CHL	Denominated in Chilean Peso

See notes to financial statements.

10    Annual Report

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Annual Report    11

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Better World International Fund	September 30, 2016

ASSETS
Investments at value (Note 3)
Non-affiliated issuers (cost $23,062,653)	$25,050,493
Non-controlled affiliated issuer (cost $4,934,082)	4,934,082
Cash	10,961
Cash denominated in foreign currency (cost $4)	4
Receivable for investments sold	533,230
Receivable for fund shares sold	128,465
Dividends receivable	27,787
Dividend and interest reclaim receivable	7,604
Prepaid expenses and other assets	51,367

Total Assets	30,743,993

LIABILITIES
Payable for investments purchased	392,908
Payable to investment advisor and other affiliates (Note 4)	14,564
Deferred taxes payable	2,479
Accounts payable and accrued expenses	65,251

Total Liabilities	475,202

NET ASSETS	$30,268,791

NET ASSETS CONSIST OF
Distribution in excess of net investment income	$(14,634)
Net unrealized appreciation on investments	1,985,163
Accumulated net realized gain (loss)	1,600,813
Net capital paid in on shares of beneficial interest	26,697,449

$30,268,791

12    Annual Report

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Better World International Fund	September 30, 2016

NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($1,666,488 applicable to 120,194 shares of beneficial interest outstanding - Note 5)	$13.86
Maximum sales charge, 4.50% of offering price	0.65

Maximum offering price per share	$14.51

Class C Shares:
Net asset value and offering price per share* ($821,561 applicable to 59,582 shares of beneficial interest outstanding - Note 5)	$13.79

Class I Shares:
Net asset value, offering and redemption price per share ($27,780,742 applicable to 1,989,376 shares of beneficial interest outstanding - Note 5)	$13.96

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Annual Report    13

STATEMENT OF OPERATIONS

Thornburg Better World International Fund	Year Ended September 30, 2016

INVESTMENT INCOME
Dividend income
Non-affiliated issuers (net of foreign taxes withheld of $37,015)	$341,247
Non-controlled affiliated issuer	10,861

Total	352,108

EXPENSES
Investment advisory fees (Note 4)	184,750
Administration fees (Note 4)
Class A Shares	790
Class C Shares	362
Class I Shares	9,014
Distribution and service fees (Note 4)
Class A Shares	1,594
Class C Shares	2,786
Transfer agent fees
Class A Shares	3,787
Class C Shares	1,952
Class I Shares	4,022
Registration and filing fees
Class A Shares	27,281
Class C Shares	27,281
Class I Shares	27,367
Custodian fees (Note 2)	65,760
Professional fees	85,876
Accounting fees (Note 4)	473
Trustee fees	1,311
Other expenses	50,055

Total Expenses	494,461
Less:
Fees waived by investment advisor (Note 4)	(206,822)
Expenses reimbursed by investment advisor (Note 4)	(72,715)

Net Expenses	214,924

Net Investment Income	137,184

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Non-affiliated issuer investments	1,642,804
Forward currency contracts (Note 7)	(31,184)
Foreign currency transactions	(29,159)

1,582,461

Net change in unrealized appreciation (depreciation) on:
Non-affiliated issuer investments (net of deferred taxes payable of $2,479)	1,985,361
Foreign currency translations	(198)

1,985,163

Net Realized and Unrealized Gain	3,567,624

Net Increase in Net Assets Resulting from Operations	$3,704,808

See notes to financial statements.

14    Annual Report

STATEMENT OF CHANGES IN NET ASSETS

Thornburg Better World International Fund	September 30, 2016

Year Ended September 30, 2016*
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$137,184
Net realized gain (loss) on investments, forward currency contract, and foreign currency transactions	1,582,461
Net unrealized appreciation (depreciation) on investments, foreign currency translations, and deferred taxes	1,985,163

Net Increase (Decrease) in Net Assets Resulting from Operations	3,704,808

DIVIDENDS TO SHAREHOLDERS
From net investment income
Class A Shares	(7,285)
Class C Shares	(3,171)
Class I Shares	(123,062)

FUND SHARE TRANSACTIONS (NOTE 5)
Class A Shares	1,518,080
Class C Shares	753,057
Class I Shares	24,426,364

Net Increase in Net Assets	30,268,791

NET ASSETS
Beginning of Year	—

End of Year	$30,268,791

Distribution in excess of net investment income	$(14,634)

*	The Fund commenced operations on October 1, 2015.

See notes to financial statements.

Annual Report    15

NOTES TO FINANCIAL STATEMENTS

Thornburg Better World International Fund	September 30, 2016

NOTE 1 – ORGANIZATION

Thornburg Better World International Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Fund commenced operations on October 1, 2015. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended.

The Fund is currently one of twenty separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation. The Fund currently offers three classes of shares of beneficial interest: Class A, Class C, and Institutional Class (“Class I”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.

Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.

Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income distributions, if any, are declared and paid quarterly. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by the Advisor. Dividends are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.

Investment Income: Dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Fund. Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to call dates or maturity dates using the effective yield method of the respective investments, which is included in interest income on the Statement of Operations.

Custodian Fees: Custodian fees disclosed in the Statement of Operations may include interest expenses incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on any such cash overdraft at a rate equal to 2.50% of the overdraft amount in excess of $50,000.

Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Repurchase Agreements: The Fund may invest excess cash in repurchase agreements whereby the Fund purchases investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the

16    Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Better World International Fund	September 30, 2016

repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign investments, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation (depreciation) from investments.

Reported net realized gains and losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains and losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net change in unrealized appreciation (depreciation) on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at period end, resulting from changes in exchange rates.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.

The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed each uncertain tax position believed to be material in the preparation of the Fund’s financial statements for the fiscal year ended September 30, 2016, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Fund has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities.

At September 30, 2016, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$28,083,194

Gross unrealized appreciation on a tax basis	$2,136,128
Gross unrealized depreciation on a tax basis	(234,747)

Net unrealized appreciation (depreciation) on investments (tax basis)	$1,901,381

Temporary book to tax adjustments made to the cost of investments and net unrealized appreciation (depreciation) for tax purposes result primarily from deferral of outstanding wash sale losses and outstanding passive foreign investment company (“PFIC”) tax basis adjustments.

At September 30, 2016, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2015 through September 30, 2016 of $17,380. For tax purposes, such capital losses will be recognized in the year ending September 30, 2017.

In order to account for permanent book to tax differences, the Fund increased distribution in excess of net investment income by $18,300, increased accumulated net realized gain (loss) by $18,352, and decreased net capital paid in on shares of beneficial interest

Annual Report    17

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Better World International Fund	September 30, 2016

by $52. Reclassifications have no impact upon the net asset value of the Fund and result primarily from currency losses, non-deductible expenses, and the disposition of a passive foreign investment company investment.

At September 30, 2016, the Fund had $1,689,984 of undistributed tax basis net ordinary investment income. The Fund had no undistributed tax basis capital gains.

The tax character of distributions paid during the year ended September 30, 2016, was as follows:

2016
Distributions from:
Ordinary income	$133,518
Capital gains	—

Total	$133,518

Foreign Withholding Taxes: The Fund is subject to foreign tax withholding imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld, in view of various considerations, including recent decisions rendered by the courts in those and other jurisdictions. The Fund would expect to record a receivable for such a reclaim based on a variety of factors, including assessment of a jurisdiction’s legal obligation to pay reclaims, the jurisdiction’s administrative practices and payment history, and industry convention. To date the Fund has recorded no such receivable because there is limited precedent for collecting such prior year reclaims and the likelihood of collection remains uncertain.

Deferred Foreign Capital Gain Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements.

NOTE 3 – SECURITY VALUATION

Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.

The Trustees of the Trust have appointed Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”), to assist the Trustees in obtaining market values for portfolio investments, evaluate and monitor professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.

In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Securities: Securities and other portfolio investments which are listed or traded on a United States securities exchange are valued at the last reported sale price on the valuation date. Investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date. Portfolio investments reported by NASDAQ are valued at the official closing price on the valuation date. If an investment is traded on more than one exchange, the investment is considered traded on the exchange that is normally the primary market for that investment. Securities and other portfolio investments which are listed or traded on exchanges outside the United States are valued at the last price or the closing price of the investment on the exchange that is normally the primary market for the investment, as of the close of the exchange preceding the Fund’s valuation date. Foreign investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date.

18    Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Better World International Fund	September 30, 2016

In any case when a market quotation is not readily available for a portfolio investment ordinarily valued by market quotation, the Committee calculates a fair value for the investment using alternative methods approved by the Audit Committee. A market quotation is not readily available when the primary market or exchange for the investment is not open for the entire scheduled day of trading. Market quotations for an investment also may not be readily available if developments after the most recent close of the investment’s primary exchange or market, but prior to the close of business on any Fund business day, or an unusual event or significant period of time occurring since the availability of a market quotation, create a serious question concerning the reliability of the most recent market quotation available for the investment. In particular, on days when market volatility thresholds established by the Audit Committee are exceeded, foreign equity investments held by the Fund may be valued using alternative methods. The Committee customarily obtains valuations in these instances from pricing service providers approved by the Audit Committee. Pricing service providers ordinarily calculate valuations using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data.

Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.

In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider merits review for significant reasons, the Committee decides whether or not to use the valuation calculated by the pricing service provider or to use an alternative method approved by the Audit Committee to calculate a fair value for the obligation.

Quotations for foreign investments expressed in foreign currency amounts are converted to U.S. dollar equivalents using a foreign exchange quotation from a third party service provider at the time of valuation. Foreign investments held by the Fund may be traded on days and at times when the Fund is not open for business. Consequently, the value of Fund investments may be significantly affected on days when shareholders cannot purchase or sell Fund shares. Futures contracts and other financial and derivative instruments traded on an exchange are valued at the latest published price for the instrument on its primary exchange. Listed options are valued at the last bid price.

Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.

Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).

Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are characterized as Level 2 within the valuation hierarchy.

On days when market volatility thresholds established by the Audit Committee are exceeded, foreign securities for which valuations are obtained from pricing service providers are fair valued. On these days, the foreign securities are characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.

In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment, and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.

Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.

Annual Report    19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Better World International Fund	September 30, 2016

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2016. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at September 30, 2016
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities*
Common Stock	$25,050,493	$25,050,493	$—	$—
Short Term Investments	4,934,082	4,934,082	—	—

Total Investments in Securities	$29,984,575	$29,984,575	$—	$—
Other Financial Instruments**
Spot Currency	$10	$10	$—	$—
Liabilities
Other Financial Instruments**
Spot Currency	$(342)	$(342)	$—	$—

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).
**	Other Financial Instruments include investments not reflected in the Schedule of Investments, which may include futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between levels for the year ended September 30, 2016, other than when the Fund exceeded market volatility thresholds for foreign equity investments during the period.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. Under the investment advisory agreement, the Fund pays the Advisor a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Management Fee Schedule

Daily Net Assets	Fee Rate
Up to $500 million	0.975%
Next $500 million	0.925
Next $500 million	0.875
Next $500 million	0.825
Over $2 billion	0.775

The Fund’s effective management fee for the year ended September 30, 2016 was 0.975% of the Fund’s average dividend assets (before applicable fees waived by the Advisor of $206,822).

The Fund pays to the Advisor the costs of personnel who perform certain accounting services for the Fund. For the year ended September 30, 2016 the Fund paid $473 to the Advisor for these accounting services. The Trust has also entered into administrative service agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the year ended September 30, 2016, the Distributor has advised the Fund that it earned net commissions aggregating $2,150 from the sale of Class A shares of the Fund, and collected contingent deferred sales charges aggregating $25 from redemptions of Class C shares of the Fund.

20    Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Better World International Fund	September 30, 2016

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may pay to the Advisor or securities dealers and other financial institutions at the Advisor’s request an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to Class A and Class C shares of the Fund to obtain various shareholder and distribution related services. For the year ended September 30, 2016, there were no 12b-1 service plan fees charged for Class I shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the year ended September 30, 2016, are set forth in the Statement of Operations.

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed levels as specified in the Fund’s most recent prospectus. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before February 1, 2017, unless the Advisor ceases to be the investment advisor to the Trust or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor retain the right to be repaid by the Fund for fee waivers and expense reimbursements if expenses fall below the contractual limit prior to the end of the fiscal year.

For the year ended September 30, 2016, the Advisor voluntarily waived Fund level investment advisory fees and other Fund level fees of $206,822. For the year ended September 30, 2016, the Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $27,470 for Class A shares, $27,955 for Class C shares, and $17,290 for Class I shares.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

The percentage of direct investments in the Fund held by appointed Trustees, Officers and the Advisor is approximately 59.46%.

The Fund may sell securities to an affiliated fund, or the Fund may purchase securities held by an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the year ended September 30, 2016, the Fund had no transactions with affiliated funds.

NOTE 5 – SHARES OF BENEFICIAL INTEREST

At September 30, 2016, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2016*
	Shares	Amount
Class A Shares
Shares sold	132,207	$1,665,516
Shares issued to shareholders in reinvestment of dividends	515	7,141
Shares repurchased	(12,528)	(154,577)

Net increase (decrease)	120,194	$1,518,080

Class C Shares
Shares sold	59,567	$752,758
Shares issued to shareholders in reinvestment of dividends	230	3,171
Shares repurchased	(215)	(2,872)

Net increase (decrease)	59,582	$753,057

Class I Shares
Shares sold	1,992,451	$24,462,178
Shares issued to shareholders in reinvestment of dividends	6,180	86,279
Shares repurchased	(9,255)	(122,093)

Net increase (decrease)	1,989,376	$24,426,364

*	The Fund commenced operations on October 1, 2015.

Annual Report    21

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Better World International Fund	September 30, 2016

NOTE 6 – INVESTMENT TRANSACTIONS

For the year ended September 30, 2016, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $50,304,043 and $28,884,194, respectively.

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of the FASB Accounting Standards Codification 815-10-50 (“ASC 815”) require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the year ended September 30, 2016, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract’s counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Fund’s Advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss.

The Fund entered into forward currency contracts during the year ended September 30, 2016 in the normal course of pursuing its investment objectives, with the objective of purchasing foreign investments or with the intent of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions.

These contracts are accounted for by the Fund under ASC 815. Unrealized appreciation and depreciation on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations.

The quarterly average value of open sell currency contracts for the year ended September 30, 2016 was $196,978. Open buy currency contracts are entered into for the purpose of closing open sell currency contracts and the values are dependent upon the values of the open sell currency contracts to which they relate.

As of September 30, 2016, there were no open derivative financial instruments of the type addressed by ASC 815 held by the Fund, and there is no unrealized appreciation (depreciation) of outstanding forward currency contracts recognized in the Fund’s Statement of Assets and Liabilities or in the Statement of Operations.

The net realized gain (loss) from forward currency contracts and on outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the year ended September 30, 2016 are disclosed in the following table:

Net Realized Gain (Loss) on Derivative Financial Instruments Recognized in Income for the Year Ended September 30, 2016
	Total	Forward Currency Contracts
Foreign exchange contracts	$(31,184)	$(31,184)

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, liquidity risk, the risks associated with investments in small- and mid-cap companies and non-U.S. issuers (including developing country issuers), credit risk, social investing risk, real estate investment trusts, and interest rate risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between September 30, 2016 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

22    Annual Report

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Annual Report    23

FINANCIAL HIGHLIGHTS

    Thornburg Better World International Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the Year)								RATIOS TO AVERAGE NET ASSETS				SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Year	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value End of Year	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, After Expense Reductions and Net of Custody Credits (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of Year (Thousands)
CLASS A SHARES
2016(b)(c)	$11.94	0.03	2.04	2.07	(0.15)	—	(0.15)	$13.86	0.21	1.83	1.83	7.27	16.60	180.60	$1,666
CLASS C SHARES
2016(b)	$11.94	(0.05)	2.04	1.99	(0.14)	—	(0.14)	$13.79	(0.40)	2.38	2.38	13.13	15.94	180.60	$822
CLASS I SHARES
2016(b)	$11.94	0.10	2.01	2.11	(0.09)	—	(0.09)	$13.96	0.76	1.09	1.09	2.28	17.44	180.60	$27,781

(a)	Not annualized for periods less than one year.
(b)	Fund commenced operations on October 1, 2015.
(c)	Sales loads are not reflected in computing total return.
+	Based on weighted average shares outstanding.

See notes to financial statements.

24 Annual Report	Annual Report 25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg Better World International Fund

To the Trustees and Shareholders of

Thornburg Better World International Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments in securities, and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Thornburg Better World International Fund (the “Fund”) at September 30, 2016, and the results of its operations, the changes in its net assets and the financial highlights for the period October 1, 2015 (commencement of operations) through September 30, 2016 , in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2016 by correspondence with the custodian, brokers, transfer agent, and the application of alternative procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 18, 2016

26    Annual Report

EXPENSE EXAMPLE

Thornburg Better World International Fund	September 30, 2016

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2016, and held until September 30, 2016.

	Beginning Account Value 4/1/16	Ending Account Value 9/30/16	Expenses paid During period† 4/1/16–9/30/16
Class A Shares
Actual	$1,000.00	$1,117.40	$9.91
Hypothetical*	$1,000.00	$1,015.64	$9.44
Class C Shares
Actual	$1,000.00	$1,114.60	$12.56
Hypothetical*	$1,000.00	$1,013.12	$11.95
Class I Shares
Actual	$1,000.00	$1,120.90	$6.33
Hypothetical*	$1,000.00	$1,019.03	$6.02

†	Expenses are equal to the annualized expense ratio for each class (A: 1.87%; C: 2.38%; I: 1.19%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report    27

TRUSTEES AND OFFICERS

Thornburg Better World International Fund	September 30, 2016 (Unaudited)

Name, Age, Year Elected Position Held with Fund	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
INTERESTED TRUSTEES(1)(2)(4)

Garrett Thornburg, 71 Trustee since 1987, Chairman of Trustees(3)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman and controlling shareholder of Thornburg Securities Corporation (securities dealer); Chairman and CEO of Chamisa Energy, LLC; President of the Thornburg Foundation (nonprofit).	None

Brian J. McMahon, 61 Trustee since 2001, Vice Chairman of Trustees, Member of Governance & Nominating Committee & Operations Risk Oversight Committee(5)	Chief Investment Officer, Managing Director, and Portfolio Manager and, until 2016, CEO and President of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	None

INDEPENDENT TRUSTEES(1)(2)(4)

David A. Ater, 71 Trustee since 1994, Member of Audit Committee & Chairman of Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None

David D. Chase, 75 Trustee since 2000, Chairman of Audit Committee	Managing Member of CS Group, LLC, Santa Fe, NM (private investment fund – family office).	None

Sally Corning, 55 Trustee since 2012, Member of Audit Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity firm with investment programs encompassing venture capital, mezzanine debt, and growth equity).	None

Susan H. Dubin, 67 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

David L. Gardner, 53 Trustee since 2015, Member of Operations Risk Oversight Committee	Until 2012, head of EMEA (Europe, Middle East and Africa) Sales for iShares of Blackrock, Inc., EMEA Executive Committee Member and EMEA Operating Committee Member at Blackrock, Inc.	None

Owen D. Van Essen, 62 Trustee since 2004, Member of Governance & Nominating Committee & Chairman of Operations Risk Oversight Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 57 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None

28    Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Better World International Fund	September 30, 2016 (Unaudited)

Name, Age, Year Elected Position Held with Fund	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(7)

Nimish Bhatt, 53 Treasurer since 2016(6)	Chief Financial Officer and Treasurer of Thornburg Investment Management, Inc. and Thornburg Securities Corporation since 2016; Senior Vice President (2004-2016), Chief Financial Officer (2011-2016), and Head of Fund Administration (2011-2016) of Calamos Asset Management, Inc., Calamos Investments LLC, Calamos Advisors LLC, and Calamos Wealth Management; Director of Calamos Global Funds plc (2007-2016).	Not applicable

Jason Brady, 42 President since 2016(6)	CEO and President since 2016, Vice President from 2011 to 2016, Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation since 2016.	Not applicable

Kathleen Brady, 56 Vice President since 2008	Tax Manager Fund Accounting of Thornburg Investment Management, Inc.	Not applicable

Connor Browne, 37 Vice President since 2006	Portfolio Manager, Vice President since 2013, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Tim Cunningham, 41 Vice President since 2014	Managing Director since 2011, Portfolio Manager since 2012, and Associate Portfolio Manager from 2009–2012 of Thornburg Investment Management, Inc.	Not applicable

Randy Dry, 42 Vice President since 2014	Vice President and Managing Director, Director of Institutional Group from 2014-2016, and since 2016, Chief Administrative Officer of Thornburg Investment Management, Inc.	Not applicable

Greg Dunn, 40 Vice President since 2014	Managing Director, Portfolio Manager since 2012, and Associate Portfolio Manager from 2009–2012 of Thornburg Investment Management, Inc.	Not applicable

Lon Erickson, 41 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

William V. Fries, 77 Vice President since 1995	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 45 Vice President since 2006	Vice President since 2011, Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Rolf Kelly, 37 Vice President since 2016	Portfolio Manager and Managing Director since 2013 and Associate Portfolio Manager from 2011–2013 of Thornburg Investment Management, Inc.	Not applicable

Ben Kirby, 36 Vice President since 2014	Portfolio Manager and Managing Director since 2013 and Associate Portfolio Manager from 2011–2013 of Thornburg Investment Management, Inc.	Not applicable

Jeff Klingelhofer, 41 Vice President since 2016	Portfolio Manager and Managing Director since 2015, Associate Portfolio Manager from 2012–2015, and Fixed Income Analyst from 2010–2012 of Thornburg Investment Management, Inc.	Not applicable

Rob MacDonald, 40 Vice President since 2016	Managing Director since 2015, Portfolio Manager since 2014, and Associate Portfolio Manager from 2011–2014 of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 49 Vice President since 2001	Vice President, Managing Director, and Director of Marketing of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	Not applicable

Christopher Ryon, 60 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Nicholos Venditti, 35 Vice President since 2016	Portfolio Manager and Managing Director since 2015 and Associate Portfolio Manager from 2011–2015 of Thornburg Investment Management, Inc.	Not applicable

Annual Report    29

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Better World International Fund	September 30, 2016 (Unaudited)

Name, Age, Year Elected Position Held with Fund	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

Vinson Walden, 46 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 45 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 42 Vice President since 2003 Secretary since 2007(6)	Managing Director, Director of Mutual Fund Operations, and Vice President of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	Not applicable

Charles Wilson, 41 Vice President since 2016	Portfolio Manager and Managing Director since 2014 and Associate Portfolio Manager from 2012–2014 of Thornburg Investment Management, Inc.; Co-Portfolio Manager of Marsico Capital Management from 2010–2012.	Not applicable

Di Zhou, 38 Vice President since 2016	Portfolio Manager and Managing Director since 2016, Associate Portfolio Manager from 2014–2016, and Equity Research Analyst from 2010–2014 of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is a separate investment “Fund” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, all the Funds of the Trust. Each Trustee oversees all the Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the sole director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	The Bylaws of the Trust currently require that each Trustee shall retire by the end of the calendar year during which the Trustee reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(5)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the chief investment officer of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Assistant vice presidents, assistant secretaries, and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

30    Annual Report

OTHER INFORMATION

Thornburg Better World International Fund	September 30, 2016 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy. A description of the Policy is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg. com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

No proxy voting information is currently available because the Fund commenced operations on October 1, 2015. The Fund expects to begin making annual proxy voting information available in accordance with applicable regulations commencing on or before August 31, 2016. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

TAX INFORMATION

For the tax year ended September 30, 2016, dividends paid by the Thornburg Better World International Fund of $133,518 are being reported as ordinary investment income for federal income tax purposes.

For the tax year ended September 30, 2016, the Fund is reporting 17.31% (or the maximum allowed) of the dividends paid from tax basis net ordinary income as qualifying for the reduced rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

The Fund is reporting 00.89% (or the maximum allowed) of the ordinary income distributions paid by the Fund for the fiscal year ended September 30, 2016 as qualified for the corporate dividends received deduction.

For the year ended September 30, 2016, foreign source income and foreign taxes paid are $361,738 and $37,015, respectively.

The information and distributions reported herein may differ from the information and distributions reported to the shareholders for the calendar year ending December 31, 2016. Complete information will be reported in conjunction with your 2016 Form 1099.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Better World International Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually, and most recently determined to renew the agreement on September 13, 2016.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met in May 2016 to consider aspects of their annual evaluation of the Advisor’s service to all of the funds of Thornburg Investment Trust, to plan the annual evaluation of the Advisor’s performance and to specify the information the Advisor would present to the Trustees for their review. The independent Trustees met again in independent session in September to consider portions of the information submitted by the Advisor. Representatives of the Advisor subsequently reviewed portions of the information with the Trustees and addressed questions from the Trustees at a full meeting session of the Trustees scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the Advisor’s presentation and various specific issues respecting their consideration of the advisory agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the agreement, and the independent Trustees voted unanimously at that meeting to renew the agreement for an additional term of one year.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees considered a wide range of information and did not identify any single factor as controlling, and this summary does not describe all of the factors and other matters considered by the Trustees in making their determination.

Annual Report    31

OTHER INFORMATION, CONTINUED

Thornburg Better World International Fund	September 30, 2016 (Unaudited)

Nature, Extent and Quality of Services. The Trustees considered presentations by the Advisor at meeting sessions scheduled for consideration of a continuation of the advisory agreement, and also noted their consideration of the reports the Trustees and their committees receive throughout the year on a wide variety of topics, and consideration they had given to a number of topics in previous years. Information identified by the Trustees in their evaluation as having been considered and contributing to their conclusions included Trustees’ assessments of the Advisor’s personnel developed in formal and informal meetings throughout the year, the Advisor’s staffing levels and measures to maintain staffing levels and improve competencies, the Advisor’s commitment to attract and retain high quality portfolio management expertise through competitive compensation levels, the Advisor’s collaborative approach to investment management, the Fund’s investment performance over different periods of time, portfolio managers’ cognizance of and strategies to address market and economic trends and conditions, the evaluation and selection of individual investments, the structuring and composition of the Fund’s portfolio, management of Fund liquidity requirements, cognizance of and efforts to achieve tax efficiency, responses to share sale and redemption activity, continuing enhancements to the Advisor’s electronic and information systems and the Advisor’s engagement of outside firms to assist in improving or replacing those systems, the Advisor’s evaluation and selection of firms providing portfolio trade execution to the Fund and the Advisor’s measures to obtain favorable trade execution, the Advisor’s performance of accounting and other services, the Advisor’s continued commitment to observance of compliance and regulatory requirements, the Advisor’s responsiveness to the Trustees, the quality and extent of written and oral reports to the Trustees over the course of the year, and other factors.

Investment Performance. The Trustees noted in their evaluation of the Fund’s investment performance the reports they had received in each regular meeting over the course of the year from the Advisor’s portfolio management personnel. The Trustees also noted in their evaluation their consideration of information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including the following items of information respecting the investment performance of the Fund: (1) the Fund’s absolute investment performance and achievement of stated objectives; (2) the Advisor’s written and oral explanations and commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market and economic conditions, (3) the Fund’s investment performance for the three-month and year-to-date periods ending with the second quarter of the current year comparing the Fund’s annualized returns to two mutual fund categories selected by independent mutual fund analyst firms and to a broad-based securities index, and assigning a percentage rank to the Fund’s performance for each period relative to each of the fund categories, (5) comparison of the Fund’s annualized return since inception to the Fund’s benchmark index, and (6) comparative measures of estimated earnings growth, portfolio volatility, risk and return.

The Trustees found that quarterly reports during the year and other information presented to them confirmed the Advisor’s continued conformity to the Fund’s stated investment objectives and policies.

The Trustees noted that the information available for the Fund is limited because it commenced investment operations in 2015, but observed that the available comparative performance data showed the Fund’s annualized investment returns fell at the midpoint of performance for the first of the two fund categories considered for the three-month period ended with the second quarter of the current year, and fell in the top quartile of the category’s performance for the year-to-date period. Noted data also showed that the Fund’s annualized investment returns fell just below the midpoint of performance of the second fund category for the three-month period ended with the second quarter of the current year, and fell in the second quartile of performance for the year-to-date period.

Comparisons of Fee and Expense Levels. The Trustees recognized in their evaluation the clear disclosures of the Advisor’s fees and Fund expenses in the Fund’s prospectuses. Information noted by the Trustees as having been considered in this context included a variety of comparative data respecting the Fund’s fee and expense levels. This information included comparisons of the Fund’s advisory fee and overall Fund expenses to median and average fees and expenses charged to a category of mutual funds selected by an independent mutual fund analyst firm, comparisons of the advisory fee and other Fund expenses to the fee levels and expenses for two representative share classes of fund peer groups selected from the category by a second independent mutual fund analyst firm, the perspectives and advice from the second mutual fund analyst firm respecting comparisons of fund fee levels and expenses to fund peer groups, and other information. The Trustees noted that, because the Fund commenced investment operations in 2015, the Advisor has agreed to waive fees and reimburse certain expenses for the current period. Comparative fee and expense data considered by the Trustees showed that the Fund’s advisory fee level before fee waivers was higher than the median and average levels for the category, but that the level of the fee charged to the Fund after waivers is lower. Total Fund expenses for a representative share class were observed to be higher than the median and average expense level for the category, and total fund expenses for a second share class were lower than the median and average levels for the category. Peer group data showed the Fund’s advisory fee level after fee waivers was comparable to or lower than the median levels for the peer groups considered, the current total expense level for one representative share class fell at or near the top of the expense levels of the peer groups, and the expense level for a second share class was comparable to the medians of its peer groups. The Trustees did not find the differences significant in view of the other factors considered.

The Trustees noted their consideration of information respecting the advisory fees charged by the Advisor to other investment management clients, including sub-advised mutual funds, together with information about fees charged by other advisors to different clients, analysis of the differences between the requirements of institutional clients and mutual funds, analysis of the differences between the requirements of a sub-advised mutual fund and a fund as to which the investment advisor is the primary advisor and sponsor, descriptions of distinguishing characteristics of the sub-advised funds served by the Advisor, and the consequently different investment

32    Annual Report

OTHER INFORMATION, CONTINUED

Thornburg Better World International Fund	September 30, 2016 (Unaudited)

management services provided to the different categories of clients and the differing contexts in which the fee levels for these arrangements are established. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and that the fee rates charged by an investment advisor to different categories of clients had limited relevance to the evaluation of the fee rate charged by that advisor to mutual funds as to which it is the primary advisor and sponsor.

Costs and Profitability of Advisor. The Trustees noted the costs incurred by the Advisor in initiating and managing the Fund and the Advisor’s waivers of fees and reimbursements of expenses for the Fund, and further noted that the Fund produces no profits for the Advisor.

Potential Economies of Scale. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect potential economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, comparisons of the fee breakpoint structure for the Fund with breakpoint structures (or the absence of such structures) for other funds in a peer group selected by an independent mutual fund analyst firm, the effects of the breakpoint structure and other expense factors realized by certain Funds of the Trust as their asset levels had increased, and the Advisor’s expenditures from its own profits and resources to maintain staffing levels, pay competitive levels of compensation, and add to its information retrieval and management systems to maintain or improve service levels. The information provided demonstrated to the Trustees that the Fund’s advisory fee breakpoint structure is reasonable in relation to the structures observed in the other funds in its peer group, and that shareholders may be expected to benefit from any economies of scale, due to the advisory agreement’s breakpoint fee structure for the Fund and other factors.

Potential Ancillary Benefits. In reviewing potential benefits to the Advisor because of its relationship to the Fund, the Trustees noted disclosures by the Advisor of its receipt of certain research services from broker dealers, and the benefits to both the Fund and the Advisor of the Advisor’s expansion of its staffing, compliance and systems capabilities and other resources to serve a broader variety of investment management clients. No unusual or unfair benefits to the Advisor from its relationship to the Fund were identified by the Trustees.

Summary of Conclusions. The Trustees concluded that the nature, extent and quality of the Advisor’s services performed under the advisory agreement remained sufficient. The Trustees further concluded that the absolute and relative investment performance of the Fund over pertinent holding periods on the whole was satisfactory in the context of its objectives and strategies, and that the Advisor had continued to actively and competently pursue the Fund’s stated investment objectives and adhere to the Fund’s investment policies.

The Trustees further concluded, based upon their consideration of the foregoing factors and other information, that the level of the advisory fee charged to the Fund by the Advisor is reasonable in relation to the services provided by the Advisor in view of the nature, extent and quality of those services, current fee waivers and expenses, the investment performance of the Fund after fees and expenses, the clear disclosure of fees and expenses in the Fund’s prospectuses, comparisons of fees and expenses charged to the Fund to fees and expenses charged to other mutual funds, and the other factors considered.

Annual Report    33

TRUSTEES’ STATEMENT TO SHAREHOLDERS

Readopted September 12, 2016

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Trustees of Thornburg Investment Trust

34    Annual Report

THORNBURG FUNDS

Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $53 billion (as of September 30, 2016) across eight equity and 11 bond mutual funds, separate accounts for high-net-worth investors and institutional accounts, and five UCITS funds for non-U.S. investors.

The fund outlined in this report is one of many equity and fixed-income products available from Thornburg Investment Management.

Equity Funds

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg International Value Fund

•	Thornburg Better World International Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

Fixed Income Funds

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

•	Thornburg Low Duration Municipal Fund

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

Annual Report    35

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.

This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH3644

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2    Annual Report

Annual Report

Thornburg Capital Management Fund

September 30, 2016

Share Class	NASDAQ Symbol	CUSIP
Class I	N/A	885-216-739

Annual Report    3

LETTER TO SHAREHOLDERS

Thornburg Capital Management Fund	September 30, 2016 (Unaudited)

October 18, 2016

Thornburg Capital Management Fund (TCMF) was started on July 31, 2015, with the goal of providing better risk exposures for cash management across the Thornburg family of funds with higher returns and lower costs. As of September 30, 2016, we have invested approximately $1.4 billion of Thornburg Investment Trust cash in high-quality, short-term instruments. With the custodian of the Thornburg Investment Trust funds charging 20 basis points (0.20%) for large cash balances, the annualized distribution yield from the portfolio of 48 basis points (0.48%) represents a significant pick-up in return.

High return, however, is not what TCMF is designed to provide. Instead, by combining the cash balances of all eligible Thornburg Investment Trust portfolios into a single pool, we seek to reduce costs of investing and significantly diversify and reduce high-risk exposure in any given portfolio. As an example, while we wish to invest cash balances in some sort of short-term, high-quality investments (due both to the custodian’s charge and the singular exposure to the custodian if cash is left uninvested), doing so on a fund-by-fund basis incurs significant transaction costs. While the costs themselves are low (ticketing costs are $6 and an additional $6 for every maturity), these costs can add up quickly in a portfolio of overnight securities. Duplicate trades in different portfolios incur separate charges, and with 10 different eligible portfolios, the multiplier effect on costs is high. Combining all of the cash into a single portfolio eliminates the majority of those costs.

Risk diversification is also an important factor in the design of the TCMF. Because we expect to have a large pool of assets, we can buy a number of different names and still expect to have a vast cost advantage versus splitting investments amongst portfolios. As of September 30, 2016, our largest exposure away from supranationals or U.S. government entities was Sysco Corp, at 1.94% of the portfolio. Keep in mind that at the investing fund level, this is 1.94% of the cash position. As an example, if cash in the investing fund sat at 10%, the investing fund Sysco Corp position would be 0.194%. All of the Fund’s investments are rated A1+, A1, or A2 by Standard & Poor’s. Also, 35.7% of the portfolio was invested in instruments with maturities of less than three days, with a total of 39.1% available within three days to portfolio managers of investing funds if the 3.4% of uninvested cash is included. At the end of the period, the weighted average maturity was 8.89 days.

The above figures should give investors a picture of a very high quality, short-term, liquid portfolio that avoids undue fees and provides a notable return over the custodian’s negative 20 basis points (-0.20%) penalty rate. Again, the Fund’s goal is not to provide high returns, but rather to reduce and diversify risk.

We believe that this structure is a significant improvement over a fragmented, costly, less diversified outcome of investing the cash of each fund separately and should be a benefit to all of the participating portfolios of Thornburg Investment Trust.

Sincerely,

Jason Brady, CFA	Lon R. Erickson, CFA	Jeff Klingelhofer, CFA
Portfolio Manager	Portfolio Manager	Portfolio Manager
CEO, President, and Managing Director	Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

The views expressed by the portfolio managers reflect their professional opinions and are subject to change. Under no circumstances does the information contained within represent a recommendation to buy or sell any security.

4    Annual Report

PERFORMANCE SUMMARY

Thornburg Capital Management Fund	September 30, 2016 (Unaudited)

Average Annual Total Returns

	1-Yr	Since Incep.
I Shares (Incep: 7/31/15)	0.45%	0.42%
Citigroup 30-day T-bill Index (Since: 7/31/15)	0.16%	0.14%

30-Day Yields

SEC Yield	0.48%

Annualized Distribution Yield	0.48%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, call 800-847-0200. There is no sales charge for class I shares.

Growth of a Hypothetical $10,000 Investment

Fund Summary

Portfolio Composition

Glossary

Citigroup 30-day T-bill Index – Measures monthly return equivalents of yield averages that are not marked to market. The One-Month Treasury Bill Index consists of the last one-month Treasury bill issue.

The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Annualized Distribution Yield – The distribution yield reflects actual distributions made to shareholders. The annualized distribution yield is calculated by summing the last 30 days of income at a given month end and annualizing to a 360-day year. The result is divided by the ending maximum offering price.

Basis Point (bp) – A unit equal to 1/100th of 1%. 1% = 100 basis points (bps).

SEC Yield – SEC Yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

Short-Term Credit Ratings – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Short-term obligation ratings of A-1 (the highest), A-2 and A-3 are investment-grade quality. Ratings of B, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.

Annual Report    5

SCHEDULE OF INVESTMENTS

Thornburg Capital Management Fund	September 30, 2016

	Shares/ Principal Amount	Value
SHORT TERM INVESTMENTS — 96.60%
[a] AGL Capital Corp., 0.63%, 10/3/2016	$24,000,000	$23,999,160
Agrium, Inc., 0.63%, 10/5/2016	5,000,000	4,999,650
Ameren Corp., 0.60%, 10/3/2016	14,000,000	13,999,533
Ameren Corp., 0.70%, 10/7/2016	7,900,000	7,899,078
[a] Anthem, Inc., 0.55%, 10/11/2016	10,000,000	9,998,472
[a] Atmos Energy Corp., 0.65%, 10/20/2016	9,000,000	8,996,912
[a] Autozone, Inc., 0.68%, 10/6/2016	18,100,000	18,098,291
[a] Autozone, Inc., 0.70%, 10/19/2016	3,500,000	3,498,775
[a] B.A.T. International Finance plc, 0.78%, 10/14/2016	23,000,000	22,993,522
Bank of New York Tri-Party Repurchase Agreement 0.48% dated 9/30/2016 due 10/3/2016, repurchase price $55,002,200 collateralized by 24 corporate debt securities, having an average coupon of 3.31%, a minimum credit rating of BBB-, maturity dates from 10/6/2016 to 3/15/2055, and having an aggregate market value of $58,944,020 at 9/30/2016	55,000,000	55,000,000
[a] Brown-Forman Corp., 0.55%, 10/26/2016	22,500,000	22,491,406
[a] Canadian National Railway Co., 0.49%, 10/18/2016	13,350,000	13,346,911
[a] Canadian National Railway Co., 0.48%, 10/21/2016	10,000,000	9,997,333
[a] Centerpoint Energy, Inc., 0.58%, 10/3/2016	21,000,000	20,999,323
[a] Church & Dwight Co., Inc., 0.60%, 10/7/2016	16,000,000	15,998,400
[a] Church & Dwight Co., Inc., 0.60%, 10/27/2016	4,600,000	4,598,007
City of New York GO, 0.86%, 8/1/2038	15,150,000	15,150,000
Commonwealth of Massachusetts GO, 0.84%, 3/1/2026	12,000,000	12,000,000
[a] Consolidated Edison, Inc., 0.59%, 10/3/2016	5,000,000	4,999,836
[a] Consolidated Edison, Inc., 0.54%, 10/3/2016	16,000,000	15,999,520
[a] Cummins, Inc., 0.40%, 10/5/2016	21,000,000	20,999,067
[a] Edison International, 0.60%, 10/3/2016	22,000,000	21,999,267
[a] Eni Finance USA, Inc., 0.65%, 10/3/2016	21,000,000	20,999,242
[a] Equifax, Inc., 0.70%, 10/28/2016	7,100,000	7,096,273
[a] Experian Finance plc, 0.60%, 10/3/2016	16,000,000	15,999,467
[a] Experian Finance plc, 0.70%, 10/4/2016	6,800,000	6,799,603
Farmer Mac Discount Note, 0.27%, 10/11/2016	7,700,000	7,699,422
Federal Home Loan Discount Note, 0.22%, 10/13/2016	25,000,000	24,998,167
Federal Home Loan Discount Note, 0.265%, 10/14/2016	4,100,000	4,099,608
Federal Home Loan Discount Note, 0.22%, 10/24/2016	24,000,000	23,996,627
[a] General Mills, Inc., 0.55%, 10/3/2016	10,400,000	10,399,682
[a] General Mills, Inc., 0.57%, 10/5/2016	12,000,000	11,999,240
[a] Hasbro, Inc., 0.60%, 10/3/2016	22,000,000	21,999,267
[a] Illinois Tool Works, Inc., 0.41%, 10/21/2016	12,000,000	11,997,267
[b] Inter-American Development Bank Discount Note, 0.30%, 10/5/2016	5,000,000	4,999,833
[b] Inter-American Development Bank Discount Note, 0.35%, 10/14/2016	25,000,000	24,996,840
[b] Inter-American Development Bank Discount Note, 0.24%, 10/28/2016	4,300,000	4,299,226
[a] Intercontinental Exchange, Inc., 0.46%, 10/6/2016	13,000,000	12,999,169
[b] International Bank for Reconstruction & Development Discount Note, 0.10%, 10/3/2016	40,000,000	39,999,778
[b] International Bank for Reconstruction & Development Discount Note, 0.20%, 10/25/2016	15,000,000	14,998,000
[b] International Finance Corp. Discount Note, 0.23%, 10/24/2016	20,000,000	19,997,061
[a] Kansas City Power & Light Co., 0.60%, 10/3/2016	20,600,000	20,599,327
[a] Kroger Co., 0.58%, 10/3/2016	21,000,000	20,999,323
[a] L’Oreal USA, Inc., 0.40%, 10/12/2016	24,000,000	23,997,067
[a] Leggett & Platt, 0.52%, 10/3/2016	19,000,000	18,999,451
[a] Louisville Gas & Electric Co., 0.65%, 10/5/2016	14,000,000	13,998,989
[a] Louisville Gas & Electric Co., 0.67%, 10/6/2016	5,000,000	4,999,535
[a] Louisville Gas & Electric Co., 0.71%, 10/11/2016	5,000,000	4,999,014
[a] Marriott International, Inc., 0.76%, 10/24/2016	12,000,000	11,994,173
[a] Marriott International, Inc., 0.80%, 10/26/2016	11,000,000	10,993,889
[a] Mondelez International, Inc., 0.65%, 10/12/2016	21,000,000	20,995,829
[a] National Grid plc, 0.71%, 10/11/2016	25,000,000	24,995,069
[a] NBC Universal Enterprise, Inc., 0.67%, 10/12/2016	10,000,000	9,997,953
[a] NBC Universal Enterprise, Inc., 0.67%, 10/17/2016	5,000,000	4,998,511
[a] NBC Universal Enterprise, Inc., 0.69%, 10/19/2016	8,000,000	7,997,240
New York City Municipal Water Finance Authority, 0.87%, 6/15/2032	16,290,000	16,290,000
[a] Nextera Energy Capital Holdings, Inc., 0.55%, 10/3/2016	10,500,000	10,499,679
[a] Nike, Inc., 0.35%, 10/11/2016	23,000,000	22,997,764
Northern Illinois Gas Co., 0.48%, 10/11/2016	23,000,000	22,996,933
[a] Novartis Finance Corp., 0.34%, 10/17/2016	15,000,000	14,997,733
[a] Oglethorpe Power Corp., 0.50%, 10/12/2016	11,039,000	11,037,313
[a] Oglethorpe Power Corp., 0.51%, 10/24/2016	11,000,000	10,996,416
[a] Pacific Gas & Electric Co., 0.62%, 10/4/2016	22,000,000	21,998,863

6    Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Capital Management Fund	September 30, 2016

	Shares/ Principal Amount	Value
Peoples Gas Light & Coke Co., 0.60%, 10/3/2016	$7,000,000	$6,999,767
Peoples Gas Light & Coke Co., 0.65%, 10/7/2016	17,300,000	17,298,126
[a] PepsiCo, Inc., 0.37%, 10/4/2016	5,000,000	4,999,846
[a] PepsiCo, Inc., 0.37%, 10/5/2016	18,000,000	17,999,260
[a] Pfizer, Inc., 0.40%, 10/12/2016	12,100,000	12,098,521
[a] PotashCorp of Saskatchewan, Inc., 0.77%, 10/6/2016	13,000,000	12,998,610
[a] PPL Corp., 0.63%, 10/3/2016	15,000,000	14,999,475
[a] PPL Corp., 0.70%, 10/11/2016	8,000,000	7,998,444
[a] Precision Castparts Corp., 0.30%, 10/3/2016	10,000,000	9,999,833
[a] Ralph Lauren Corp., 0.39%, 10/5/2016	22,000,000	21,999,047
[a] Roche Holding, Inc., 0.43%, 10/5/2016	13,300,000	13,299,365
[a] Rockwell Automation, Inc., 0.52%, 10/11/2016	12,000,000	11,998,267
[a] Rockwell Automation, Inc., 0.53%, 10/24/2016	11,000,000	10,996,275
Ryder System, Inc., 0.69%, 10/5/2016	16,000,000	15,998,773
[a] Southern California Edison Co., 0.50%, 10/3/2016	20,000,000	19,999,444
[a] Spectra Energy Partners, LP, 0.76%, 10/4/2016	10,000,000	9,999,367
[a] Spectra Energy Partners, LP, 0.85%, 10/11/2016	13,000,000	12,996,931
[a] Sysco Corp., 0.58%, 10/3/2016	6,000,000	5,999,807
[a] Sysco Corp., 0.60%, 10/3/2016	21,000,000	20,999,300
[a] The Hershey Co., 0.42%, 10/24/2016	10,000,000	9,997,317
[a] The J.M. Smucker Co., 0.55%, 10/3/2016	10,000,000	9,999,694
[a] Tyco Electronics Group S.A., 0.60%, 10/3/2016	6,000,000	5,999,800
[a] Tyco Electronics Group S.A., 0.65%, 10/3/2016	21,000,000	20,999,242
United States Treasury Bill, 0.082%, 10/6/2016	50,000,000	49,999,361
[a] Volvo Group, 0.80%, 10/6/2016	5,670,000	5,669,370
Wisconsin Public Service Corp., 0.63%, 10/4/2016	12,000,000	11,999,370
Wisconsin Public Service Corp., 0.66%, 10/7/2016	11,000,000	10,998,790

TOTAL SHORT TERM INVESTMENTS (Cost $1,346,157,708)		1,346,157,708

TOTAL INVESTMENTS — 96.60% (Cost $1,346,157,708)		$1,346,157,708
OTHER ASSETS LESS LIABILITIES — 3.40%		47,378,546

NET ASSETS — 100.00%		$1,393,536,254

Footnotes

a	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2016, the aggregate value of these securities in the Fund’s portfolio was $914,443,765, representing 65.62% of the Fund’s net assets.
b	Yankee bond denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

GO	General Obligation

See notes to financial statements.

Annual Report     7

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Capital Management Fund	September 30, 2016

ASSETS
Investments at value (cost $1,346,157,708) (Note 3)	$1,346,157,708
Cash	47,397,723
Interest receivable	19,769

Total Assets	1,393,575,200

LIABILITIES
Accounts payable and accrued expenses	38,864
Dividends payable	82

Total Liabilities	38,946

NET ASSETS	$1,393,536,254

NET ASSETS CONSIST OF
Undistributed net investment income	$23,695
Net capital paid in on shares of beneficial interest	1,393,512,559

$1,393,536,254

NET ASSET VALUE
Class I Shares:
Net asset value and redemption price per share ($1,393,536,254 applicable to 139,353,625 shares of beneficial interest outstanding - Note 5)	$10.00

See notes to financial statements.

8    Annual Report

STATEMENT OF OPERATIONS

Thornburg Capital Management Fund	Year Ended September 30, 2016

INVESTMENT INCOME
Interest income (net of premium amortized of $84,439)	$7,449,030

EXPENSES
Transfer agent fees	9,376
Custodian fees (Note 2)	162,929
Professional fees	62,097
Accounting fees (Note 4)	77,885
Trustee fees	63,687
Other expenses	36,939

Total Expenses	412,913

Net Investment Income	$7,036,117

See notes to financial statements.

Annual Report    9

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Capital Management Fund

	Year Ended September 30, 2016	Period Ended September 30, 2015*
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$7,036,117	$963,650

Net Increase (Decrease) in Net Assets Resulting from Operations	7,036,117	963,650

DIVIDENDS TO SHAREHOLDERS
From net investment income	(7,036,117)	(963,650)

FUND SHARE TRANSACTIONS (NOTE 5)
Class I Shares	(379,323,866)	1,772,860,120

Net Increase (Decrease) in Net Assets	(379,323,866)	1,772,860,120

NET ASSETS
Beginning of Year	1,772,860,120	—

End of Year	$1,393,536,254	$1,772,860,120

Undistributed net investment income	$23,695	$—

*	For the period from commencement of operations on July 31, 2015 through September 30, 2015.

See notes to financial statements.

10    Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Capital Management Fund	September 30, 2016

NOTE 1 – ORGANIZATION

Thornburg Capital Management Fund (the “Fund”) is a non-diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of twenty separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s investment objective is to seek current income consistent with liquidity management and safety of capital.

The Fund currently offers one class of shares of beneficial interest: Institutional Class (“Class I”). This class of shares of the Fund represents all interest in the portfolio of investments. Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee. All expenses are allocated to the class including transfer agent fees, government registration fees, printing and postage costs, and legal expenses.

Shares of the Fund are issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section (4)2 of the 1933 Act. Investments in the Fund may only be made by investment companies, or other persons that are “accredited investors” within the meaning of Regulation D under the 1933 Act. Currently, the Fund’s shares are only sold to certain other series of the Trust. Thornburg Investment Management, Inc., acting as the agent for the other series of the Trust will affect all purchases and sells of shares of the Fund on behalf of any series of the Trust.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.

Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.

Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income distributions, if any, are declared and paid monthly. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by the Advisor. Dividends are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.

Investment Income: Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to call dates or maturity dates using the effective yield method of the respective investments, which is included in interest income on the Statement of Operations.

Custodian Fees: Custodian fees disclosed in the Statement of Operations may include interest expenses incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on any such cash overdraft at a rate equal to 2.50% of the overdraft amount in excess of $50,000.

Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Annual Report    11

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Capital Management Fund	September 30, 2016

Repurchase Agreements: The Fund may invest excess cash in repurchase agreements whereby the Fund purchases investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/ or retention of the collateral may be subject to legal proceedings.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.

The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed each uncertain tax position believed to be material in the preparation of the Fund’s financial statements for the fiscal year ended September 30, 2016, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Fund has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities.

At September 30, 2016, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$1,346,157,708

Net unrealized appreciation (depreciation) on investments (tax basis)	$0

There is no unrealized gain (loss) in the Fund at September 30, 2016 due to all securities with less than 60 days to maturity being valued by the amortized cost method.

In order to account for permanent book to tax differences, the Fund increased undistributed net investment income by $23,695 and decreased net capital paid in on shares of beneficial interest by $23,695. Reclassifications have no impact upon the net asset value of the Fund and result primarily from nondeductible expenses.

At September 30, 2016, the Fund had undistributed tax basis net ordinary income of $23,695 and no undistributed tax basis capital gains.

The tax character of distributions paid during the year ended September 30, 2016, and September 30, 2015, was as follows:

	2016	2015
Distributions from:
Ordinary income	$7,036,117	$963,650
Capital gains	—	—

Total	$7,036,117	$963,650

NOTE 3 – SECURITY VALUATION

Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.

The Trustees of the Trust have appointed Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”) to assist the Trustees in obtaining market values for portfolio investments, evaluate and monitor professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”), assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with the valuation

12    Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Capital Management Fund	September 30, 2016

of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.

In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Securities: Debt obligations held by the Funds which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee. The Committee is authorized by the Audit Committee to calculate values of commercial paper having a remaining maturity of 60 days or less using amortized cost, subject to regular confirmation of those calculated values using procedures approved by the Audit Committee.

In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Funds, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider merits review for significant reasons, the Committee decides whether or not to use the valuation calculated by the pricing service provider or to use an alternative method approved by the Audit Committee to calculate a fair value for the obligation.

Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.

Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).

Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are characterized as Level 2 within the valuation hierarchy.

On days when market volatility thresholds established by the Audit Committee are exceeded, foreign securities for which valuations are obtained from pricing service providers are fair valued. On these days, the foreign securities are characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.

In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment, and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.

Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.

Annual Report    13

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Capital Management Fund	September 30, 2016

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2016. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	Fair Value Measurements at September 30, 2016
	Total	Level 1	Level 2	Level 3
Assets
Investments in Securities
Short Term Investments	$1,346,157,708	$—	$1,346,157,708	$—

Total Investments in Securities	$1,346,157,708	$—	$1,346,157,708	$—

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between levels for the year ended September 30, 2016.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund. The Fund does not pay an advisory fee to the Advisor under this agreement.

The Fund pays to the Advisor the costs of personnel who perform certain accounting services for the Fund. For the year ended September 30, 2015 the Fund paid $77,885 to the Advisor for these accounting services. The Advisor provides certain administrative services to the Fund. No fees are charged for those services.

The Fund may sell securities to an affiliated fund, or the Fund may purchase securities held by an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the year ended September 30, 2016, the Fund had no transactions with affiliated funds.

NOTE 5 – SHARES OF BENEFICIAL INTEREST

At September 30, 2016, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended		Period Ended
	September 30, 2016		September 30, 2015*
	Shares	Amount	Shares	Amount
Class I Shares
Shares sold	1,098,287,670	$10,982,876,709	431,721,191	$4,317,211,909
Shares issued to shareholders in reinvestment of dividends	703,612	7,036,117	96,365	963,650
Shares repurchased	(1,136,923,669)	(11,369,236,692)	(254,531,544)	(2,545,315,439)

Net increase (decrease)	(37,932,387)	$(379,323,866)	177,286,012	$1,772,860,120

*	For the period from commencement of operations on July 31, 2015 through September 30, 2015.

NOTE 6 – INVESTMENT TRANSACTIONS

For the year ended September 30, 2016, the Fund had no purchase and sale transactions of investments other than short-term investments.

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, credit risk, interest rate risk, management risk, market and economic risk, foreign investment risk, diversification risk, and liquidity risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between September 30, 2016 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

14    Annual Report

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Annual Report    15

FINANCIAL HIGHLIGHTS

Thornburg Capital Management Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the Year)												RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value Beginning of Year	Net Invest- ment Income (Loss)+		Net Realized & Unrealized Gain (Loss) on Investments		Total from Investment Operations		Divi- dends from Net Invest- ment Income		Divi- dends from Net Realized Gains	Total Dividends	Net Asset Value End of Year	Net Invest- ment Income (Loss) (%)		Expenses, After Expense Reductions (%)		Expenses, After Expense Reductions and Net of Custody Credits (%)		Expenses, Before Expense Reductions (%)		Total Return (%)(a)	Portfolio Turnover Rate (%)(a)		Net Assets at End of Year (Thousands)
CLASS I SHARES
2016	$10.00	0.05		—		0.05		(0.05)		—	(0.05)	$10.00	0.45		0.03		0.03		0.03		0.45	—	(b)	$1,393,536
2015(c)	$10.00	—	(d)	—	(e)	—	(f)	—	(g)	—	—	$10.00	0.26	(h)	0.03	(h)	0.03	(h)	0.03	(h)	0.04	—	(b)	$1,772,860

(a)	Not annualized for periods less than one year.
(b)	Portfolio turnover rate equals zero due to no long term investment transactions in the period.
(c)	Fund commenced operations on July 31, 2015.
(d)	Net investment income (loss) was less than $0.01 per share.
(e)	Net realized and unrealized gain (loss) on investments was less than $0.01 per share.
(f)	Total from investment operations was less than $0.01 per share.
(g)	Dividends from net investment income per share were less than $(0.01) .
(h)	Annualized.
+	Based on weighted average shares outstanding.

See notes to financial statements.

16 Annual Report	Annual Report 17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg Capital Management Fund

To the Trustees and Shareholders of

Thornburg Capital Management Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments in securities, and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Thornburg Capital Management Fund (the “Fund”) at September 30, 2016, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period July 31, 2015 (commencement of operations) through September 30, 2016, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2016 by correspondence with the custodian, brokers, transfer agent, and the application of alternative procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 18, 2016

18    Annual Report

EXPENSE EXAMPLE

Thornburg Capital Management Fund	September 30, 2016 (Unaudited)

As a shareholder of the Fund, you incur ongoing costs of investing in the Fund. Because the Fund does not pay any management fee or distribution and/or service (12b-1) fee, the Fund’s ongoing costs are comprised of other Fund expenses. Shareholders of the Fund do not incur any transaction costs.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on April 1, 2016, and held until September 30, 2016.

	Beginning Account Value 4/1/16	Ending Account Value 9/30/16	Expenses Paid During Period† 4/1/16–9/30/16
Actual	$1,000.00	$1,002.40	$0.13
Hypothetical*	$1,000.00	$1,024.87	$0.13

†	Expenses are equal to the annualized expense ratio of the Fund (I:0.03%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs and therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds which may impose transactional costs. Shareholders of the Fund do not incur transactional costs such as sales charges (loads), redemption fees, or exchange fees.

Annual Report    19

TRUSTEES AND OFFICERS

Thornburg Capital Management Fund	September 30, 2016 (Unaudited)

Name, Age, Year Elected Position Held with Fund	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
INTERESTED TRUSTEES(1)(2)(4)

Garrett Thornburg, 71 Trustee since 1987, Chairman of Trustees(3)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman and controlling shareholder of Thornburg Securities Corporation (securities dealer); Chairman and CEO of Chamisa Energy, LLC; President of the Thornburg Foundation (nonprofit).	None

Brian J. McMahon, 61 Trustee since 2001, Vice Chairman of Trustees, Member of Governance & Nominating Committee & Operations Risk Oversight Committee(5)	Chief Investment Officer, Managing Director, and Portfolio Manager and, until 2016, CEO and President of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	None

INDEPENDENT TRUSTEES(1)(2)(4)

David A. Ater, 71 Trustee since 1994, Member of Audit Committee & Chairman of Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner, developer and broker for various real estate projects.	None

David D. Chase, 75 Trustee since 2000, Chairman of Audit Committee	Managing Member of CS Group, LLC, Santa Fe, NM (private investment fund – family office).	None

Sally Corning, 55 Trustee since 2012, Member of Audit Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity firm with investment programs encompassing venture capital, mezzanine debt, and growth equity).	None

Susan H. Dubin, 67 Trustee since 2004, Member of Audit Committee & Governance and Nominating Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None

David L. Gardner, 53 Trustee since 2015, Member of Operations Risk Oversight Committee	Until 2012, head of EMEA (Europe, Middle East and Africa) Sales for iShares of Blackrock, Inc., EMEA Executive Committee Member and EMEA Operating Committee Member at Blackrock, Inc.	None

Owen D. Van Essen, 62 Trustee since 2004, Member of Governance & Nominating Committee & Chairman of Operations Risk Oversight Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 57 Trustee since 1996, Member of Audit Committee & Operations Risk Oversight Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing & design company).	None

20    Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Capital Management Fund	September 30, 2016 (Unaudited)

Name, Age, Year Elected Position Held with Fund	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(7)

Nimish Bhatt, 53 Treasurer since 2016(6)	Chief Financial Officer and Treasurer of Thornburg Investment Management, Inc. and Thornburg Securities Corporation since 2016; Senior Vice President (2004-2016), Chief Financial Officer (2011-2016), and Head of Fund Administration (2011-2016) of Calamos Asset Management, Inc., Calamos Investments LLC, Calamos Advisors LLC, and Calamos Wealth Management; Director of Calamos Global Funds plc (2007-2016).	Not applicable

Jason Brady, 42 President since 2016(6)	CEO and President since 2016, Vice President from 2011 to 2016, Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation since 2016.	Not applicable

Kathleen Brady, 56 Vice President since 2008	Tax Manager Fund Accounting of Thornburg Investment Management, Inc.	Not applicable

Connor Browne, 37 Vice President since 2006	Portfolio Manager, Vice President since 2013, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Tim Cunningham, 41 Vice President since 2014	Managing Director since 2011, Portfolio Manager since 2012, and Associate Portfolio Manager from 2009–2012 of Thornburg Investment Management, Inc.	Not applicable

Randy Dry, 42 Vice President since 2014	Vice President and Managing Director, Director of Institutional Group from 2014-2016, and since 2016, Chief Administrative Officer of Thornburg Investment Management, Inc.	Not applicable

Greg Dunn, 40 Vice President since 2014	Managing Director, Portfolio Manager since 2012, and Associate Portfolio Manager from 2009–2012 of Thornburg Investment Management, Inc.	Not applicable

Lon Erickson, 41 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

William V. Fries, 77 Vice President since 1995	Portfolio Manager, Vice President, and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Thomas Garcia, 45 Vice President since 2006	Vice President since 2011, Managing Director, Head Equity Trader, and Associate Portfolio Manager of Thornburg Investment Management, Inc.	Not applicable

Rolf Kelly, 37 Vice President since 2016	Portfolio Manager and Managing Director since 2013 and Associate Portfolio Manager from 2011–2013 of Thornburg Investment Management, Inc.	Not applicable

Ben Kirby, 36 Vice President since 2014	Portfolio Manager and Managing Director since 2013 and Associate Portfolio Manager from 2011–2013 of Thornburg Investment Management, Inc.	Not applicable

Jeff Klingelhofer, 41 Vice President since 2016	Portfolio Manager and Managing Director since 2015, Associate Portfolio Manager from 2012–2015, and Fixed Income Analyst from 2010–2012 of Thornburg Investment Management, Inc.	Not applicable

Rob MacDonald, 40 Vice President since 2016	Managing Director since 2015, Portfolio Manager since 2014, and Associate Portfolio Manager from 2011–2014 of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 49 Vice President since 2001	Vice President, Managing Director, and Director of Marketing of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	Not applicable

Christopher Ryon, 60 Vice President since 2008	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Nicholos Venditti, 35 Vice President since 2016	Portfolio Manager and Managing Director since 2015 and Associate Portfolio Manager from 2011–2015 of Thornburg Investment Management, Inc.	Not applicable

Annual Report    21

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Capital Management Fund	September 30, 2016 (Unaudited)

Name, Age, Year Elected Position Held with Fund	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

Vinson Walden, 46 Vice President since 2004	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Lei Wang, 45 Vice President since 2006	Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Sasha Wilcoxon, 42 Vice President since 2003 Secretary since 2007(6)	Managing Director, Director of Mutual Fund Operations, and Vice President of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	Not applicable

Charles Wilson, 41 Vice President since 2016	Portfolio Manager and Managing Director since 2014 and Associate Portfolio Manager from 2012–2014 of Thornburg Investment Management, Inc.; Co-Portfolio Manager of Marsico Capital Management from 2010–2012.	Not applicable

Di Zhou, 38 Vice President since 2016	Portfolio Manager and Managing Director since 2016, Associate Portfolio Manager from 2014–2016, and Equity Research Analyst from 2010–2014 of Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Fund is a separate investment “Fund” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. Thornburg Investment Management, Inc. is the investment advisor to, and manages, all the Funds of the Trust. Each Trustee oversees all the Funds of the Trust.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the sole director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	The Bylaws of the Trust currently require that each Trustee shall retire by the end of the calendar year during which the Trustee reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(5)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is the chief investment officer of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary, and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Assistant vice presidents, assistant secretaries, and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

22    Annual Report

OTHER INFORMATION

Thornburg Capital Management Fund	September 30, 2016 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc.(the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy. A description of the Policy is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Capital Management Fund pursuant to an investment advisory agreement. The Trustees considered this agreement for renewal for the first time since its initial approval, and determined to renew the agreement on September 13, 2016.

The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the agreement, the Trustees did not identify any single factor as controlling, and this summary does not describe all of the factors and other matters considered by the Trustees in making their determination.

Nature, Extent and Quality of Services. Information noted by the Trustees in their evaluation as having been considered included information previously received from the Advisor respecting the Advisor’s proposed selection of investments and execution of the Fund’s investment strategies, and other factors. Portfolio holdings and related information confirmed that the Advisor had managed the Fund in the short period since commencement of investment operations in accordance with the Fund’s prospectus.

Investment Performance. Dividend distribution information appeared consistent with expectations respecting the Fund’s investment performance in view of current market conditions.

Comparisons of Fee and Expense Levels. The Trustees did not consider fee levels because the Advisor does not charge fees to the Fund. Expense information was consistent with expectations.

Costs and Profitability of Advisor. The Trustees did not consider the profitability of the Advisor in reviewing the advisory agreement, because the Advisor does not charge fees under that agreement.

Potential Economies of Scale. The Trustees did not consider any economies of scale potentially available to the Fund in reviewing the advisory agreement, because the Advisor does not receive a fee under that agreement.

Potential Ancillary Benefits. The Trustees did not identify any collateral benefits to the Advisor because of its relationship to the Fund.

Summary of Conclusions. The Trustees concluded that the nature, extent and quality of the Advisor’s services performed under the advisory agreement remained sufficient. The Trustees further concluded that the investment performance of the Fund over the limited period of time considered was satisfactory in the context of the Fund’s objectives and strategies, and that the Advisor has actively and competently pursued the Fund’s stated investment objectives and adhered to the Fund’s investment policies.

The Trustees further concluded that the level of the Fund’s expenses was reasonable.

Annual Report    23

TRUSTEES’ STATEMENT TO SHAREHOLDERS

Readopted September 12, 2016

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Trustees of Thornburg Investment Trust

24    Annual Report

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.

This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH3477

Item 2. Code of Ethics

Thornburg Investment Trust (the “Trust”) has adopted a code of ethics described in Item 2 of Form N-CSR. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Trustees of Thornburg Investment Trust have determined that three members of the Trust’s audit committee, David A. Ater, David D. Chase and Sally Corning, are each audit committee financial experts as defined in Item 3 of Form N-CSR. Mr. Ater, Mr. Chase and Ms. Corning are each independent for purposes of Item 3 of Form N-CSR. The Trustees’ determinations in this regard were based upon their current understandings of the definition of “audit committee financial expert” and current interpretations of the definition. The Trustees call attention to the lack of clarity in the definition, and that shareholders and prospective investors may wish to evaluate independently this definition and the qualifications of the Trust’s audit committee. The definition of “audit committee financial expert,” together with comments on the definition, is set forth in the Securities and Exchange Commission’s website (www.sec.gov).

Item 4. Principal Accountant Fees and Services

Audit Fees

The aggregate fees billed to Thornburg Investment Trust in each of the last two fiscal years for the audit of the Trust’s financial statements and for services that are normally provided by PricewaterhouseCoopers LLP, registered independent public accounting firm (“PWC”), in connection with statutory and regulatory filings or requirements for those fiscal years are set out below.

	Year Ended September 30, 2015	Year Ended September 30, 2016
Thornburg Investment Trust	$730,000	$680,460

Audit-Related Fees

The fees billed to Thornburg Investment Trust by PWC in each of the last two fiscal years for assurance and related services that are reasonably related to the audit or review of the Trust’s financial statements (and that are not reflected in “Audit Fees,” above) are set out below.

	Year Ended September 30, 2015	Year Ended September 30, 2016
Thornburg Investment Trust	$5,000	$45,000

Tax Fees

The fees billed to Thornburg Investment Trust by PWC in each of the last two fiscal years for professional services rendered by PWC for tax compliance, tax advice or tax planning, including amounts paid in connection with filing foreign tax reclaims, are set out below.

	Year Ended September 30, 2015	Year Ended September 30, 2016
Thornburg Investment Trust	$444,068	$374,392

All Other Fees

The fees billed to Thornburg Investment Trust by PWC in each of the last two fiscal years for all other services rendered by PWC to the Trust are set out below.

	Year Ended September 30, 2015	Year Ended September 30, 2016
Thornburg Investment Trust	$8,245	$5,400

The figure shown under All Other Fees for the year ended September 30, 2015 includes amounts from out of pocket expenses during the 2014 annual audit. The figure shown under All Other Fees for the year ended September 30, 2016 includes amounts from out of pocket expenses during the 2015 annual audit.

PWC performs no services for the investment advisor, the Funds’ principal underwriter or any other person controlling, controlled by, or under common control with the investment advisor which provides ongoing services to the Funds.

Audit Committee Pre-Approval Policies and Procedures

As of September 30, 2016, the Trust’s Audit Committee has not adopted pre-approval policies and procedures.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Filed as part of the reports to shareholders filed under item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

The authority to consider candidates recommended by the shareholders in accordance with the Trust’s Procedures for Shareholder Communications is committed to the Governance and Nominating Committee.

Item 11. Controls and Procedures

(a) The principal executive officer and the principal financial officer have concluded that Thornburg Investment Trust’s disclosure controls and procedures provide reasonable assurance that material information relating to Thornburg Investment Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) There was no change in Thornburg Investment Trust’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report (that is, the registrant’s fourth fiscal quarter) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) (1)	Code of Business Conduct and Ethics.

(a) (2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 70.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a) (3)	Not Applicable

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 70.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Thornburg Investment Trust, in respect of the following Thornburg Funds: Low Duration Municipal Fund, Limited Term Municipal Fund, California Limited Term Municipal Fund, Intermediate Municipal Fund, New Mexico Intermediate Municipal Fund, New York Intermediate Municipal Fund, Low Duration Income Fund, Limited Term U.S. Government Fund, Limited Term Income Fund, Value Fund, International Value Fund, Core Growth Fund, Investment Income Builder Fund, Global Opportunities Fund, International Growth Fund, Strategic Income Fund, Strategic Municipal Income Fund, Developing World Fund, Better World International Fund, and Capital Management Fund.

By:	/s/ Jason H. Brady
Jason H. Brady
President and principal executive officer

Date:	November 28, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jason H. Brady
Jason H. Brady
President and principal executive officer

Date:	November 28, 2016

By:	/s/ Nimish Bhatt
Nimish Bhatt
Treasurer and principal financial officer

Date:	November 28, 2016